UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5028

PIMCO Funds: Pacific Investment Management Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: March 31

Date of reporting period: October 1, 2003 – March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

•	PIMCO Funds—Institutional and Administrative Classes

•	PIMCO Bond Funds—A, B, and C Classes

•	PIMCO Bond Funds—Class D

•	PIMCO Municipal Bond Funds—A, B, and C Classes

•	PIMCO Total Return Fund—Institutional and Administrative Classes

•	PIMCO Total Return Fund—A, B, and C Classes

•	PIMCO Total Return Fund—Class D

•	PIMCO Bond Funds—Class R

•	PIMCO Real Return Strategy & IndexPLUS Funds—A, B, and C Classes

•	Private Account Portfolio Series

ANNUAL REPORT

March 31, 2004

PIMCO Funds:

Pacific Investment Management Series

Share Classes

Ins Institutional

Adm Administrative

All Asset All Authority Fund

All Asset Fund

California Intermediate Municipal Bond Fund

California Municipal Bond Fund

CommodityRealReturn Strategy Fund

Convertible Fund

Diversified Income Fund

Emerging Markets Bond Fund

European Convertible Fund

European StocksPLUS TR Strategy Fund

Far East (ex-Japan) StocksPLUS TR Strategy Fund

Foreign Bond Fund

Global Bond Fund

Global Bond Fund II

GNMA Fund

High Yield Fund

International StocksPLUS TR Strategy Fund

Investment Grade Corporate Bond Fund

Japanese StocksPLUS TR Strategy Fund

Long-Term U.S. Government Fund

Low Duration Fund

Low Duration Fund II

Low Duration Fund III

Moderate Duration Fund

Money Market Fund

Municipal Bond Fund

New York Municipal Bond Fund

Real Return Asset Fund

Real Return Fund

Real Return Fund II

RealEstateRealReturn Strategy Fund

Short Duration Municipal Income Fund

Short-Term Fund

StocksPLUS Fund

StocksPLUS Total Return Fund

StocksPLUS TR Short Strategy Fund

Total Return Fund II

Total Return Fund III

Total Return Mortgage Fund

P  I  M  C  O

F U N D S

The Annual Report for the PIMCO Total Return Fund is printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the PIMCO Funds: Pacific Investment Management Series. The Trust ended its fiscal year on March 31, 2004 with assets in excess of $132 billion.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we would not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive. Additionally, we continue to expand our offering of “Strategic Markets Funds”1 which are investment alternatives to traditional equity and fixed income investments.

We recently announced that, effective June 15, 2004, the Trust will assess a 2% redemption fee on shares redeemed prior to the end of a 7, 30, or 60 calendar day holding period, depending on the particular Fund. The redemption fees are designed to discourage potentially disruptive short-term trading and are paid directly to the Fund for the benefit of long-term shareholders.

The Funds’ Board of Trustees has recently approved a number of other important changes. First, we are in the process of expanding non-U.S. dollar denominated investment discretion in those Funds that currently permit such investments. Second, we have enhanced the Trust’s menu of non-U.S. bond funds by launching the PIMCO Foreign Bond Fund (Unhedged). This Fund pursues an investment objective similar to the Foreign Bond Fund (U.S. Dollar-Hedged) but without a hedging requirement. Third, effective May 1, 2004, the names of the Foreign Bond, Global Bond and Global Bond II Funds changed to the Foreign Bond Fund (U.S. Dollar-Hedged), Global Bond Fund (Unhedged) and Global Bond Fund (U.S. Dollar-Hedged), respectively. These name changes are being made to more clearly describe the investment strategies of these Funds.

In this annual report, we have added more information in certain areas about the Funds and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in a fund. We also added sector breakdowns to more clearly describe each Fund’s investment allocation. For the larger Funds, we have adopted summary schedules of investments, which have reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain a complete schedule of investments.

On the following pages you will find specific details as to each Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-800-927-4648. We also invite you to visit our Web site at www.pimcoadvisors.com or our investment manager’s Web site at www.pimco.com.

Sincerely,

Brent R. Harris
Chairman of the Board
May 5, 2004

[1]	The Strategic Markets Funds include the All Asset, All Asset All Authority, CommodityRealReturn Strategy, European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, Real Return Asset, RealEstateRealReturn Strategy, StocksPLUS Municipal-Backed, StocksPLUS Short Strategy and StocksPLUS Total Return Funds.

03.31.04 | PIMCO Funds Annual Report	1

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

Investments in commodities may be affected by overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments. A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities.

The All Asset Fund and the All Asset All Authority Fund invest in a portfolio of mutual funds. The cost of investing in the Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

On each individual Fund Summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Fund distributions or (ii) the redemption of Fund shares. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% of the Fund’s assets on an annualized basis. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. Each of the various Lipper Averages, which are calculated by Lipper, Inc., a Reuters Company, represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Emerging Markets Bond Fund changed its benchmark index from the J.P. Morgan Emerging Markets Bond Index Plus to the J.P. Morgan Emerging Markets Bond Global Index because the J.P. Morgan Emerging Markets Bond Global Index more closely reflects the universe of securities in which the Fund invests.

PIMCO Funds are distributed by PA Distributors LLC, 840 Newport Center Drive, Newport Beach, CA 92660, www.pimco.com, (800) 927-4648.

This report incorporates a Summary Schedule of Investments for select funds. A complete Schedule of Investments for these funds may be obtained by contacting a PIMCO representative at (866)746-2606

2	PIMCO Funds Annual Report | 03.31.04

Important Information (continued)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

03.31.04 | PIMCO Funds Annual Report	3

PIMCO All Asset All Authority Fund

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

Since Inception*
All Asset All Authority Fund Institutional Class (Inception 10/31/03)	11.28%
*	Cumulative. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/31/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,113	$1,025
Expenses Paid During Period†	$1	$1
†	Expenses are equal to the expense ratio of 0.30% for Institutional Class, multiplied by the average account value over the period, multiplied by 153/366 (to reflect the period since the Fund commenced operations on 10/31/03). The expense ratio excludes the expenses of the underlying PIMS Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

PORTFOLIO INSIGHTS

•	The All Asset All Authority Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds (i.e. any of the Funds offered in the PIMCO Funds: Pacific Investment Management Series prospectuses, except the All Asset Fund).

•	For the 5 months ended March 31, 2004, the Fund’s Institutional Class shares were up 11.28% versus 7.97% for its primary benchmark, the S&P 500 Index.

•	The Fund may invest in any PIMCO mutual fund except the PIMCO All Asset Fund; however, PIMCO has identified 14 core funds on which the Fund will focus.

•	The equally weighted average of the benchmarks of the 14 core funds was 8.31% for the 5 months ended March 31, 2004.

•	The equally weighted average of the 14 core funds themselves was 9.68% for the same period. The average performance of the core funds outperformed the average performance of the core benchmarks by 1.37%

•	An overweight to real return strategies, particularly real estate and commodities, were the main contributors to tactical asset allocation alpha, as both commodity and REIT markets were strong.

•	An underweight to U.S. and international nominal bonds was a negative for performance as nominal yields fell significantly following the sell-off in July.

PIMCO FUNDS ALLOCATION‡

RealEstateRealReturn Strategy	15.4%
CommodityRealReturn Strategy	13.1%
StocksPLUS	10.2%
StocksPLUS Total Return	9.2%
Real Return	8.9%
Emerging Markets Bond	7.7%
Far East (ex-Japan) StocksPLUS TR Strategy	7.1%
Real Return Asset	6.9%
European StocksPLUS TR Strategy	6.3%
GNMA	6.0%
Other	9.2%
‡	% of Total Investments as of March 31, 2004

4	PIMCO Funds Annual Report | 03.31.04

PIMCO All Asset Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

PIMCO FUNDS ALLOCATION‡

RealEstateRealReturn Strategy	14.9%
Real Return	13.9%
Real Return Asset	11.9%
StocksPLUS Total Return	11.6%
StocksPLUS	10.7%
CommodityRealReturn Strategy	10.2%
GNMA	7.4%
Emerging Markets Bond	7.2%
European Convertible Bond	5.7%
Low Duration	5.7%
Other	0.8%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	All Asset Fund Institutional Class (Inception 07/31/02)	19.53%	21.09%
	All Asset Fund Administrative Class (Inception 12/31/02)	19.21%	17.65%
-------	Lehman Brothers Global Real: U.S. TIPS 1-10 Year Index	8.21%	—
- – - –	All Asset Benchmark Composite Index	17.92%	—
	Lipper Flexible Portfolio Fund Average	26.44%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,119	$1,117	$1,025	$1,025
Expenses Paid During Period†	$1	$3	$1	$3
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.25% for Institutional Class, 0.50% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying PIMS Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

PORTFOLIO INSIGHTS

•	The All Asset Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds (i.e. any of the Funds offered in the PIMCO Funds: Pacific Investment Management Series prospectuses, except the All Asset All Authority Fund).

•	For the 12 months ended March 31, 2004, the Fund’s Institutional Class shares were up 19.53% versus 8.21% for its primary benchmark, the Lehman Brothers Global Real: U.S. TIPS 1-10 Year Index.

•	The Fund may invest in any PIMCO mutual fund except the PIMCO All Asset All Authority Fund; however, PIMCO has identified 14 core funds on which the Fund will focus.

•	The equally weighted average of the benchmarks of the 14 core funds was 17.92% for the twelve months ended March 31, 2004.

•	The equally weighted average of the 14 core funds themselves was 20.25% for the same period. The average performance of the core funds outperformed the average performance of the core benchmarks by 2.33%.

•	An overweight to real return strategies, particularly real estate and commodities, were the main contributors to tactical asset allocation alpha as the DJ-AIG Commodity Index Total Return returned 34.58% and the Wilshire REIT Index returned 50.86% for the twelve months ended March 31, 2004.

•	An underweight to U.S. and international nominal bonds was a negative for performance as nominal yields fell significantly following the sell-off in July.

•	An underweight to equities was a negative for performance as the S&P 500 Index returned 35.12% for the twelve-month period.

03.31.04 | PIMCO Funds Annual Report	5

PIMCO California Intermediate Municipal Bond Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

REGIONAL BREAKDOWN‡

California	73.7%
Puerto Rico	9.9%
Virgin Islands	4.8%
Washington	3.7%
New Hampshire	2.4%
Short-Term Instruments	1.3%
Other	4.2%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	California Intermediate Municipal Bond Fund Institutional Class (Inception 08/31/99)	4.17%	6.01%
	California Intermediate Municipal Bond Fund Administrative Class (Inception 09/07/99)	3.91%	5.71%
-------	Lehman Brothers California Intermediate Municipal Bond Index	5.37%	—
	Lipper California Intermediate Municipal Debt Fund Average	3.94%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,032	$1,031	$1,025	$1,050
Expenses Paid During Period†	$2	$4	$2	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.47% for Institutional Class, 0.72% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The California Intermediate Municipal Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

•	The Fund’s Institutional Class shares returned 4.17% for the fiscal year ended March 31, 2004 versus 5.37% for the Fund’s benchmark, the Lehman Brothers California Intermediate Municipal Bond Index.

•	The return for the Lipper California Intermediate Municipal Debt Fund Average, consisting of California municipal funds with average maturities between 5 and 10 years, was 3.94% for the one-year period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, which hindered performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s average credit quality was A+ at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	The Fund’s Institutional Class SEC yield after fees at March 31, 2004 was 3.38%, or 5.73% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 9.30%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	Avoidance of California general obligation bonds was positive, as their spreads widened to the national market.

6	PIMCO Funds Annual Report | 03.31.04

PIMCO California Municipal Bond Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

REGIONAL BREAKDOWN‡

California	80.5%
Virgin Islands	4.5%
Louisiana	4.3%
Puerto Rico	3.7%
New Jersey	3.5%
Short-Term Instruments	2.8%
Other	0.7%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	California Municipal Bond Fund Institutional Class (Inception 05/16/00)	5.08%	7.68%
	California Municipal Bond Fund Administrative Class (Inception 08/19/02)	4.84%	4.87%
-------	Lehman Brothers California Insured Municipal Bond Index	5.73%	—
	Lipper California Municipal Debt Fund Average	5.25%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,038	$1,037	$1,025	$1,025
Expenses Paid During Period†	$2	$4	$2	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.47% for Institutional Class, 0.72% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The California Municipal Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

•	The Fund’s Institutional Class shares returned 5.08% for the fiscal year ended March 31, 2004 versus 5.73% for the Fund’s benchmark, the Lehman Brothers California Insured Municipal Bond Index.

•	The return for the Lipper California Municipal Debt Fund Average, consisting of California municipal funds with average maturities of 10 years or more, was 5.25% for the one-year period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, which hindered performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s average credit quality was AA at the end of the fiscal year, versus the benchmark’s average of AAA/AA1.

•	The Fund’s Institutional Class SEC yield after fees at March 31, 2004 was 3.37%, or 5.72% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 9.30%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	Avoidance of California general obligation bonds was positive, as their spreads widened to the national market.

03.31.04 | PIMCO Funds Annual Report	7

PIMCO CommodityRealReturn Strategy Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations‡‡	94.8%
Other	5.2%
‡	% of Total Investments as of March 31, 2004
‡‡	Primarily Treasury Inflation Protected Securities (TIPS) serving as collateral for commodity-linked derivative positions.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	CommodityRealReturn Strategy Fund Institutional Class (Inception 06/28/02)	45.67%	43.43%
	CommodityRealReturn Strategy Fund Administrative Class (Inception 02/14/03)	45.14%	31.11%
-------	Dow Jones-AIG Commodity Index Total Return	34.58%	—
	Lipper Specialty/Miscellaneous Fund Average	41.87%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,314	$1,313	$1,025	$1,025
Expenses Paid During Period†	$4	$6	$4	$5
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.74% for Institutional Class, 0.99% for Administrative Class) multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The CommodityRealReturn Strategy Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

•	For the 12 months ended March 31, 2004 the Fund’s Institutional Class shares returned 45.67%, versus 34.58% for the benchmark Dow Jones-AIG Commodity Index Total Return (“DJAIGCITR”).

•	The Fund invested the collateral backing its commodity derivatives positions primarily in TIPS, implementing a “double real”TM strategy. This was a strong positive for performance as real yields fell and TIPS significantly outperformed the T-Bill rate embedded in the benchmark.

•	For the 12 months real yields decreased by 0.51%, compared to a 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 2.04% on September 30, 2003. The 12-month CPI-U change for the period ending March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 6.60 years on March 31, 2004, compared to a duration of 7.84 years for the Lehman Global Real: U.S. TIPS Index (Lehman TIPS Index).

•	Relative to passive management of TIPS, the Fund’s duration from TIPS was below the duration of the benchmark which was negative for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS. This was negative for performance during the first half of the period, particularly in the fourth quarter, as the real yield curve flattened. This was mostly offset as this same overweight was positive to performance in the first quarter of 2004 as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund.

•	Option writing added income to the Fund as rates stayed within the forecasted range.

8	PIMCO Funds Annual Report | 03.31.04

PIMCO Convertible Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Industrials	30.9%
Banking and Finance	20.6%
Healthcare	19.4%
Technology	17.2%
Utilities	7.8%
Other	4.1%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Convertible Fund Institutional Class (Inception 03/31/99)	34.46%	8.77%	8.77%
	Convertible Fund Administrative Class (Inception 08/01/00)	34.10%	—	0.52%
-------	Merrill Lynch All Convertibles Index	28.58%	6.64%	—
	Lipper Convertible Securities Fund Average	28.89%	7.01%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,167	$1,166	$1,025	$1,025
Expenses Paid During Period†	$4	$5	$3	$5
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.66% for Institutional Class, 0.91% for Administrative Class) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Convertible Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities.

•	The Convertible Fund Institutional Class shares returned 34.46% for the 12-month period ended March 31, 2004, outperforming the Merrill Lynch All Convertibles Index, which returned 28.58%.

•	The Fund’s above-index delta, or sensitivity to underlying stock prices, was positive for performance as stocks rallied during the 12-month period. The S&P 500 posted a 35.12% annual return.

•	A below index duration for most of the year was a slight negative for the Fund’s performance.

•	The Fund’s high quality overweight and speculative grade underweight detracted from returns as lower quality outperformed investment grade issues for the year.

•	Sector strategies were mixed for performance. The Fund maintained an underweight to technology for most of the 12-month period which detracted from performance, while positions in healthcare and industrials helped performance.

•	Security selection in the Fund was a strong boost for annual performance. Selections in cable, communications and technology names contributed to this key performance driver.

03.31.04 | PIMCO Funds Annual Report	9

PIMCO Diversified Income Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Sovereign Issues	28.9%
Industrials	22.9%
Short-Term Instruments	21.7%
Banking and Finance	15.0%
Utilities	10.8%
Other	0.7%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		Since Inception*
	Diversified Income Fund Institutional Class (Inception 07/31/03)	12.02%
-------	33%: LB Credit, ML – High Yield BB-B Rated, J.P. Morgan EMBI (%)**	—
	Lipper Multi-Sector Income Fund Average	—
	* Cumulative. All Fund returns are net of fees and expenses.

**  The Fund’s benchmark was created by PIMCO and is comprised of a 1/3 weight in each of the following indices: the Lehman Brothers Global Aggregate – Credit Component, the Merrill Lynch Global High Yield BB-B Rated Index, and the J.P. Morgan EMBI Global.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,066	$1,025
Expenses Paid During Period†	$4	$4
†	Expenses are equal to the expense ratio of 0.75% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Diversified Income Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Institutional Class shares returned 12.02% since its inception date of July 31, 2003 to March 31, 2004.

•	Since the Fund’s inception, value added came from sector rotation strategies within each of the primary sectors: global investment grade, global high yield credit, and emerging market sovereign debt.

•	Within the Fund’s emerging market bucket, an overweight position in Brazil added significantly to relative performance.

•	An overweight in Ecuador boosted performance, as progress in reform continued and prudent fiscal policy remained in place. For the twelve-month period ending March 31, 2004, Ecuador was among the top performers in the asset class.

•	Within both investment grade and high yield sectors, an overweight to utilities was positive for performance amid issuer upgrades.

•	Modest foreign currency exposure and “structural alpha” strategies were positive for performance.

10	PIMCO Funds Annual Report | 03.31.04

PIMCO Emerging Markets Bond Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

COUNTRY ALLOCATION‡

Brazil	24.5%
Short-Term Instruments	23.9%
Russia	12.8%
Mexico	11.8%
Ecuador	3.7%
Ukraine	3.3%
Peru	3.2%
Tunisia	2.6%
Panama	2.3%
United States	2.1%
Other	9.8%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Emerging Markets Bond Fund Institutional Class (Inception 07/31/97)	23.86%	22.26%	14.47%
	Emerging Markets Bond Fund Administrative Class (Inception 09/30/98)	23.55%	21.95%	23.62%
-------	J.P. Morgan Emerging Markets Bond Index Global	21.85%	14.99%	—
- – - –	J.P. Morgan Emerging Markets Bond Index Plus	23.64%	15.90%	—
	Lipper Emerging Markets Debt Fund Average	24.02%	17.33%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,092	$1,091	$1,025	$1,025
Expenses Paid During Period†	$4	$6	$4	$6
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Institutional Class, 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Emerging Markets Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets.

•	The Emerging Markets Bond Fund Institutional Class returned 23.86% for the twelve-month period ended March 31, 2004, outperforming the J.P. Morgan Emerging Markets Bond Index Global return of 21.85%.

•	Lipper Analytical Services, Inc. ranked the PIMCO Emerging Market Bond Fund Institutional Class shares #4 of 42, #1 of 45 and #22 of 50 funds based on total returns with dividends reinvested, for the 5-, 3- and 1-year periods ending 3/31/04 in the Emerging Market Debt Category. Lipper calculations do not include sales loads charged by other funds, if they had, results may have been different. Past rankings are no guarantee of future rankings.

•	Duration and yield curve positioning within the higher quality segment of the market added to relative performance.

•	An overweight position in Brazil added significantly to relative performance.

•	An overweight in Ecuador boosted performance as progress in reform continued and prudent fiscal policy remained in place. For the twelve-month period ended March 31, 2004, Ecuador was among the top performers in the asset class.

•	Avoidance of countries with weak fundamentals, such as Venezuela and Turkey, detracted from performance as strong inflows into these issues overwhelmed weakened credit quality, as investors favored higher yielding issues.

•	However, our continued avoidance of Argentina was neutral for the period.

•	The use of short dated credit default swaps as a structural source of added value benefited performance.

03.31.04 | PIMCO Funds Annual Report	11

PIMCO European Convertible Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Banking and Finance	50.8%
Industrials	19.3%
Consumer Discretionary	10.4%
Utilities	7.0%
Healthcare	5.7%
Technology	5.1%
Other	1.7%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	European Convertible Fund Institutional Class (Inception 11/30/00)	25.85%	10.71%
-------	UBS All European Convertible Index	23.80%	—
	Lipper Convertible Securities Fund Average	28.89%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,107	$1,025
Expenses Paid During Period†	$4	$4
†	Expenses are equal to the expense ratio of 0.75% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The European Convertible Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of European convertible securities.

•	The Fund’s Institutional Class shares returned 25.85% for the 12-month period ended March 31, 2004, outperforming the UBS All European Convertible Index, which returned 23.80%.

•	The Fund’s above-index delta, or sensitivity to underlying European stock prices, was positive for performance as stocks rallied during the 12-month period. The Euro Stoxx 50 Index posted a 40.05% annual return.

•	A below index duration for most of the year was negative for the Fund’s performance.

•	The Fund’s high quality overweight and speculative grade underweight detracted from returns as lower quality outperformed investment grade issues.

•	An overweight position to the United Kingdom contributed to the Fund’s relative performance as this country outperformed all other European countries for the annual period.

•	Slight currency exposure to the euro added to returns as the euro returned 12.74% relative to the U.S. dollar over the past 12 months.

12	PIMCO Funds Annual Report | 03.31.04

PIMCO European StocksPLUS TR Strategy Fund

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

Since Inception*
European StocksPLUS TR Strategy Fund Institutional Class (Inception 10/30/03)	9.85%
* Cumulative. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/30/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,099	$1,025
Expenses Paid During Period†	$4	$4
†	Expenses are equal to the expense ratio of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

PORTFOLIO INSIGHTS

•	The Fund seeks to obtain European equity exposure by investing under normal circumstances substantially all of its assets in European equity derivatives hedged into U.S. dollars and backed by a low to intermediate duration portfolio of fixed income instruments.

•	For the period from the Fund’s inception date on October 30, 2003 through March 31, 2004, the Fund’s Institutional Class shares returned 9.85%.

•	Investor optimism and signs of global political stabilization fueled a broad-based rally in most developed international stock markets for the 5-month period ended March 31, 2004.

•	A broader exposure to the yield curve and longer duration resulted in the capture of attractive yield premium.

•	Concern about the durability of the U.S. economic recovery pushed already low interest rates even lower, enhancing the overall performance of the Fund

•	As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	A modest allocation to mortgage-backed and emerging markets securities provided incremental yield and diversification.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	78.2%
U.S. Treasury Obligations	8.0%
U.S. Government Agencies	5.9%
Other	7.9%
‡	% of Total Investments as of March 31, 2004
‡‡	Primarily serving as collateral for equity-linked derivative positions.

03.31.04 | PIMCO Funds Annual Report	13

PIMCO Far East (ex-Japan) StocksPLUS TR Strategy Fund

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

Since Inception*
Far East (ex-Japan) StocksPLUS TR Strategy Fund Institutional Class (Inception 10/30/03)	9.95%
* Cumulative. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/30/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,100	$1,025
Expenses Paid During Period†	$4	$4
†	Expenses are equal to the expense ratio of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

PORTFOLIO INSIGHTS

•	The Fund seeks to obtain Far East excluding Japan equity exposure by investing under normal circumstances substantially all of its assets in Far East excluding Japan equity derivatives hedged into U.S. dollars and backed by a low to intermediate duration portfolio of fixed income instruments.

•	For the period from the Fund’s inception date on October 30, 2003 through March 31, 2004, the Fund’s Institutional Class shares returned 9.95%.

•	Investor optimism and signs of global political stabilization fueled a broad- based rally in most international stock markets for the 5-month period ended March 31, 2004.

•	A broader exposure to the yield curve and longer duration resulted in the capture of attractive yield premium.

•	Concern about the durability of the U.S. economic recovery pushed already low interest rates even lower, enhancing the overall performance of the Fund.

•	As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	A modest allocation to mortgage-backed and emerging markets securities provided incremental yield and diversification.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	82.6%
U.S. Treasury Obligations	7.1%
U.S. Government Agencies	5.7%
Other	4.6%
‡	% of Total Investments as of March 31, 2004
‡‡	Primarily serving as collateral for equity-linked derivative positions.

14	PIMCO Funds Annual Report | 03.31.04

PIMCO Foreign Bond Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

COUNTRY ALLOCATION‡

Germany	25.2%
United States	24.8%
Japan	9.7%
United Kingdom	8.5%
Short-Term Instruments	8.1%
France	6.3%
Spain	3.9%
Canada	3.7%
Other	9.8%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	Foreign Bond Fund Institutional Class (Inception 12/02/92)	3.46%	6.34%	8.81%	8.92%
	Foreign Bond Fund Administrative Class (Inception 01/28/97)	3.21%	6.12%	—	6.92%
-------	J.P. Morgan Non-U.S. Global Government Bond (Hedged) Index	2.31%	5.39%	7.99%	—
	Lipper International Income Fund Average	13.96%	6.69%	7.18%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,023	$1,022	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.51% for Institutional Class, 0.76% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Foreign Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Fund’s Institutional Class shares returned 3.46% for the twelve-month period ended March 31, 2004, outperforming the 2.31% return of the J.P. Morgan Non-U.S. Global Government Bond (Hedged) Index.

•	An underweight to Japanese government bonds was a strong positive as yields rose on stronger-than-expected growth and a rallying stock market. Japan was the worst performing government bond market during this period.

•	A duration overweight at the front end of European yield curves was a strong positive for performance as these yields fell on weak growth and an ECB rate cut in June.

•	An underweight to the U.S. dollar relative to the euro, yen and Canadian dollar was positive for performance. The dollar, pressured by imbalances in the U.S.’ twin deficits, underperformed each of these currencies during the period.

•	An overweight in Euroland bonds was positive. These yields fell during the period, aided by weak growth, the ECB rate cut and a stronger euro.

•	Strategies that gain when the U.K. yield curve steepens were negative. Strong economic data and two rate hikes resulted in a flattening of the gilt curve.

•	An allocation to real return bonds as a substitute for fully valued nominal Treasuries was a positive as these assets outperformed Treasuries of comparable duration.

03.31.04 | PIMCO Funds Annual Report	15

PIMCO Global Bond Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

COUNTRY ALLOCATION‡

Short-Term Instruments	30.5%
Germany	22.7%
United States	21.3%
United Kingdom	7.3%
Italy	3.1%
Japan	2.9%
France	2.4%
Other	9.8%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	Global Bond Fund Institutional Class (Inception 11/23/93)	14.84%	8.00%	8.18%	7.90%
	Global Bond Fund Administrative Class (Inception 07/31/96)	14.57%	7.73%	—	7.04%
-------	J.P. Morgan Global Index (Unhedged)	13.35%	6.92%	7.14%	—
	Lipper Global Income Fund Average	12.22%	6.39%	6.86%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,076	$1,075	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.56% for Institutional Class, 0.81% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Global Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Fund’s Institutional Class shares returned 14.84% for the twelve-month period ended March 31, 2004, outperforming the 13.35% return of the J.P. Morgan Global Index (Unhedged).

•	An underweight to Japanese government bonds was a strong positive as yields rose on stronger-than-expected growth and a rallying stock market. Japan was the worst performing government bond market during this period.

•	A duration overweight at the front end of European yield curves was a strong positive for performance as these yields fell on weak growth and an ECB rate cut in June.

•	An underweight to the U.S. dollar relative to the euro, yen and Canadian dollar was positive for performance. The dollar, pressured by imbalances in the U.S.’ twin deficits, underperformed each of these currencies during the period.

•	An overweight in Euroland bonds was positive. These yields fell during the period, aided by weak growth, the ECB rate cut and a stronger euro.

•	Strategies that gain when the U.K. yield curve steepens were negative. Strong economic data and two rate hikes resulted in a flattening of the gilt curve.

•	An allocation to real return bonds as a substitute for fully valued nominal Treasuries was a positive as these assets outperformed Treasuries of comparable duration.

16	PIMCO Funds Annual Report | 03.31.04

PIMCO Global Bond Fund II

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

COUNTRY ALLOCATION‡

United States	29.2%
Germany	19.2%
Short-Term Instruments	15.6%
United Kingdom	7.8%
Japan.	6.7%
Italy	4.3%
France	3.7%
Other	13.5%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Global Bond Fund II Institutional Class (Inception 02/25/98)	3.98%	6.82%	6.85%
	Global Bond Fund II Administrative Class (Inception 09/30/03)	—	—	2.41%
-------	J.P. Morgan Global Index (Hedged)	2.85%	5.86%	—
	Lipper Global Income Fund Average	12.22%	6.39%	—
	* Annualized for Fund in existence at least one year, otherwise cumulative. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,026	$1,020	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.56% for Institutional Class, 0.81% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Global Bond Fund II seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Fund’s Institutional Class shares returned 3.98% for the twelve-month period ended March 31, 2004, outperforming the 2.85% return of the J.P. Morgan Global Index (Hedged).

•	An underweight to Japanese government bonds was a strong positive as yields rose on stronger-than-expected growth and a rallying stock market. Japan was the worst performing government bond market during this period.

•	A duration overweight at the front end of European yield curves was a strong positive for performance as these yields fell on weak growth and an ECB rate cut in June.

•	An underweight to the U.S. dollar relative to the euro, yen and Canadian dollar was positive for performance. The dollar, pressured by imbalances in the U.S.’ twin deficits, underperformed each of these currencies during the period.

•	An overweight in Euroland bonds was positive. These yields fell during the period, aided by weak growth, the ECB rate cut and a stronger euro.

•	Strategies that gain when the U.K. yield curve steepens were negative. Strong economic data and two rate hikes resulted in a flattening of the gilt curve.

•	An allocation to real return bonds as a substitute for fully valued nominal Treasuries was a positive as these assets outperformed Treasuries of comparable duration.

03.31.04 | PIMCO Funds Annual Report	17

PIMCO GNMA Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Government Agencies	59.1%
Short-Term Instruments	37.8%
Other	3.1%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	GNMA Fund Institutional Class (Inception 07/31/97)	4.17%	7.82%	7.61%
-------	Lehman Brothers GNMA Index	3.61%	6.63%	—
	Lipper GNMA Fund Average	2.72%	5.81%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,026	$1,025
Expenses Paid During Period†	$3	$3
†	Expenses are equal to the expense ratio of 0.52% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”).

•	The Fund is neither sponsored by nor affiliated with GNMA.

•	The GNMA Fund Institutional Class outperformed the Lehman Brothers GNMA Index for year ended March 31, 2004 returning 4.17%, versus 3.61% for the Index.

•	The Fund’s duration was generally above the Index for the first 3 months of the period, which had a positive impact on returns as yields fell.

•	The Fund’s duration was shorter than the index for most of the last 9 months of the period, which produced mixed results with rate volatility over the period.

•	An overweight to conventional (FNMA & FHLMC) mortgages enhanced returns as GNMA issues underperformed on a like duration basis.

•	Buying GNMA’s forward and investing the purchase amount in diversified short-term securities added performance.

•	A small allocation to high quality asset backed securities added to performance, as these issues posted strong risk adjusted returns during the period.

18	PIMCO Funds Annual Report | 03.31.04

PIMCO High Yield Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Industrials	53.5%
Banking & Finance	15.1%
Utilities	11.4%
Sovereign Issues	6.8%
Other	13.2%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	High Yield Fund Institutional Class (Inception 12/15/92)	17.09%	5.59%	8.38%	8.96%
	High Yield Fund Administrative Class (Inception 01/16/95)	16.80%	5.34%	—	8.43%
-------	Merrill Lynch U.S. High Yield BB-B Rated Index	19.04%	4.92%	7.34%	—
	Lipper High Current Yield Fund Average	19.71%	3.47%	—	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,066	$1,064	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.50% for Institutional Class, 0.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The High Yield Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The High Yield Fund Institutional Class shares returned 17.09% for the annual period ended March 31, 2004 compared to 19.04% for the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	The fund’s exposure to BBB-rated issues weighed down relative returns as these issues significantly underperformed all lower quality tiers over the period.

•	An underweight to cyclicals contributed to performance as high consumer debt levels and sluggish jobs growth weighed down on the sector.

•	Although the energy sector performed well for the year, driven by higher energy prices, security selection in this sector detracted from relative performance.

•	Although an overweight to telecom, which underperformed over the period, hurt relative performance, an emphasis on large-cap companies was a positive.

•	An underweight to transportation, the top-performing sector led by airlines, was a detriment to relative performance.

•	An overweight to cable and pay TV bonds, which were among the weakest sectors, was a drag on performance.

•	Modest holdings of emerging market bonds, such as Brazil, were a significant contributor to performance as attractive yield premiums and improving economic fundamentals more than offset the sector’s risk.

03.31.04 | PIMCO Funds Annual Report	19

PIMCO International StocksPLUS TR Strategy Fund

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

Since Inception*
International StocksPLUS TR Strategy Fund Institutional Class (Inception 10/30/03)	10.56%
* Cumulative. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/30/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,106	$1,025
Expenses Paid During Period†	$4	$4
†	Expenses are equal to the expense ratio of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

PORTFOLIO INSIGHTS

•	The Fund seeks to obtain non-U.S. equity exposure by investing under normal circumstances substantially all of its assets in non-U.S. equity derivatives hedged into U.S. dollars and backed by a low to intermediate duration portfolio of fixed income instruments.

•	For the period from the Fund’s inception date on October 30, 2003 through March 31, 2004, the Fund’s Institutional Class shares returned 10.56%.

•	Investor optimism and signs of global political stabilization fueled a broad-based rally in most developed international stock markets during the 5-month period ended March 31, 2004.

•	A broader exposure to the yield curve and longer duration resulted in the capture of attractive yield premium.

•	Concern about the durability of the U.S. economic recovery pushed already low interest rates even lower, enhancing the overall performance of the Fund.

•	As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	A modest allocation to mortgage-backed and emerging markets securities provided incremental yield and diversification.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	65.3%
U.S. Government Agencies	15.6%
U.S. Treasury Obligations	6.4%
Other	12.7%
‡	% of Total Investments as of March 31, 2004
‡‡	Primarily serving as collateral for equity-linked derivative positions.

20	PIMCO Funds Annual Report | 03.31.04

PIMCO Investment Grade Corporate Bond Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Banking & Finance	39.1%
Industrials	30.9%
Utilities	18.4%
Other	11.6%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Investment Grade Corporate Bond Fund Institutional Class (Inception 04/28/00)	10.86%	11.70%
	Investment Grade Corporate Bond Fund Administrative Class (Inception 09/30/02)	10.58%	12.97%
-------	Lehman Brothers Credit Investment Grade Index	8.61%	—
	Lipper Intermediate Investment Grade Debt Fund Average	5.44%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,051	$1,049	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.50% for Institutional Class, 0.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Investment Grade Corporate Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities.

•	The Fund’s Institutional Class shares returned 10.86% for the annual period ended March 31, 2004, compared to the 8.61% return of the Fund’s benchmark, the Lehman Brothers Credit Investment Grade Index.

•	An emphasis on BBB-rated issues added to returns, as the lower quality tiers of the market outperformed their higher quality counterparts amid a return of investors’ risk appetites.

•	Modest exposure to Treasuries detracted slightly from performance as the Treasury sector underperformed the overall investment grade corporate market.

•	Overweighting the automotive industry boosted performance as autos benefited from the cyclical economic recovery, returning over 16% as a sector, for the 12-month period.

•	An emphasis on airline holdings added to performance as the industry recovered from prior setbacks, including the war with Iraq and the outbreak of SARS. This recovery translated into over 23% returns for the overall sector, making airlines the year’s top performing industry in the Lehman Brothers Credit Investment Grade Index.

03.31.04 | PIMCO Funds Annual Report	21

PIMCO Japanese StocksPLUS TR Strategy Fund

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

Since Inception*
Japanese StocksPLUS TR Strategy Fund Institutional Class (Inception 10/30/03)	13.70%
* Cumulative. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional class	Institutional class

Beginning Account Value (10/30/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,137	$1,025
Expenses Paid During Period†	$4	$4
†	Expenses are equal to the expense ratio of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

PORTFOLIO INSIGHTS

•	The Fund seeks to obtain Japanese equity exposure by investing under normal circumstances substantially all of its assets in Japanese equity derivatives hedged into U.S. dollars and backed by a low to intermediate duration portfolio of fixed income instruments.

•	For the period from the Fund’s inception date on October 30, 2003 through March 31, 2004, the Fund’s Institutional Class shares returned 13.70%.

•	Investor optimism and signs of global political stabilization fueled a broad-based rally in most developed international stock markets for the 5-month period ended March 31, 2004.

•	A broader exposure to the yield curve and longer duration resulted in the capture of attractive yield premium.

•	Concern about the durability of the U.S. economic recovery pushed already low interest rates even lower, enhancing the overall performance of the Fund.

•	As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	A modest allocation to mortgage-backed and emerging markets securities provided incremental yield and diversification.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	69.1%
U.S. Government Agencies	12.1%
U.S. Treasury Obligations	11.0%
Other	7.8%
‡	% of Total Investments as of March 31, 2004
‡‡	Primarily serving as collateral for equity-linked derivative positions.

22	PIMCO Funds Annual Report | 03.31.04

PIMCO Long-Term U.S. Government Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	42.0%
U.S. Government Agencies	24.0%
Corporate Bonds & Notes	9.6%
Short-Term Instruments	7.9%
Other Mortgage-Backed Securities	7.2%
Other	9.3%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	Long-Term U.S. Government Fund Institutional Class (Inception 07/01/91)	8.12%	9.56%	9.98%	11.10%
	Long-Term U.S. Government Fund Administrative Class (Inception 09/23/97)	7.85%	9.29%	—	9.46%
-------	Lehman Brothers Long-Term Treasury Index	6.46%	8.54%	9.15%	—
	Lipper General U.S. Government Fund Average	2.98%	5.94%	6.27%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,052	$1,051	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.51% for Institutional Class, 0.76% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

•	The Fund’s Institutional Class shares outperformed the benchmark Lehman Brothers Long-Term Treasury Index, returning 8.12% for the year ended March 31, 2004 compared to 6.46% for the Index.

•	The Fund’s duration positioning, or sensitivity to interest rates, averaged slightly below the Index and modestly detracted from Fund performance during the period.

•	A favorable maturity focus on intermediate maturities at opportune times over the course of the year more than offset the Fund’s duration stance.

•	An emphasis on longer duration structured mortgages added to performance as the securities’ protection from prepayments helped them outperform Treasury alternatives.

•	Modest exposure to high quality, intermediate and long maturity agency bonds enhanced returns as they provided a good source of yield and high quality duration amid spread tightening.

•	A modest allocation to longer duration corporates enhanced returns as spreads narrowed amid the continued revival of risk appetites over the year.

•	An allocation to real return bonds was strongly positive as Inflation Protected issues outperformed nominal Treasuries.

03.31.04 | PIMCO Funds Annual Report	23

PIMCO Low Duration Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	58.3%
U.S. Government Agencies	18.4%
U.S. Treasury Obligations	6.7%
Corporate Bonds & Notes	6.5%
Mortgage-Backed Securities	5.6%
Other	4.5%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	Low Duration Fund Institutional Class (Inception 05/11/87)	2.74%	5.91%	6.45%	7.47%
	Low Duration Fund Administrative Class (Inception 01/03/95)	2.49%	5.65%	—	6.62%
-------	Merrill Lynch 1-3 Year Treasury Index	2.31%	5.45%	5.84%	—
	Lipper Short Investment Grade Debt Fund Average	2.64%	5.00%	5.38%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,014	$1,013	$1,025	$1,025
Expenses Paid During Period†	$2	$3	$2	$3
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.43% for Institutional Class, 0.68% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Low Duration Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Institutional Class shares returned 2.74% for the twelve-month period ended March 31, 2004, outperforming the Merrill Lynch 1-3 Year Treasury Index return of 2.31%.

•	Active management across a wide spectrum of strategies – “rolling down” a steep yield curve, select mortgages and corporates, TIPS, municipals, Eurozone issues and emerging markets – added value amid volatile bond markets.

•	Duration was below the benchmark for most of the period, although it extended during the mortgage sell-off in the summer of 2003 when rates rose. Being above benchmark at this time had a strong negative effect on performance.

•	The Fund’s broader-than-Index maturity distribution had a negative impact on returns. Emphasis on maturities outside the index hurt returns as rates rose most on these issues at certain times during the period.

•	An emphasis on mortgage-backed securities was positive for performance as this sector outperformed treasuries during the period. Security selection within the sector further enhanced returns.

•	The Fund’s corporate holdings were positive for returns. This sector performed strongly as rising profits stimulated investor demand and tighter spreads. Positive security selection of telecom, pipeline and automotive issues further enhanced performance.

•	Emerging market bonds helped returns as this asset class benefited from improvement in credit fundamentals and investors’ demand for higher yields.

•	Exposure to developed non-U.S. markets, primarily short maturity Eurozone holdings, was positive for performance.

24	PIMCO Funds Annual Report | 03.31.04

PIMCO Low Duration Fund II

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	53.9%
U.S. Government Agencies	25.2%
U.S. Treasury Obligations	10.3%
Other	10.6%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	Low Duration Fund II Institutional Class (Inception 10/31/91)	1.80%	5.58%	6.05%	6.10%
	Low Duration Fund II Administrative Class (Inception 02/02/98)	1.56%	5.32%	—	5.33%
-------	Merrill Lynch 1-3 Year Treasury Index	2.31%	5.45%	5.84%	—
	Lipper Short Investment Grade Debt Fund Average	2.64%	5.00%	5.38%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,014	$1,012	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.50% for Institutional Class, 0.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Low Duration Fund II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities with quality and non-U.S. issuer restrictions.

•	The Fund’s Institutional Class shares returned 1.80% for the twelve-month period ended March 31, 2004, underperforming the Merrill Lynch 1-3 Year Treasury Index return of 2.31%.

•	Active management across a wide spectrum of strategies – “rolling down” a steep yield curve, select mortgages and corporates, TIPS and municipals – added value amid volatile bond markets.

•	Duration was below the benchmark for most of the period, although it extended during the mortgage sell-off in the summer of 2003 when rates rose. Being above benchmark at this time had a strong negative effect on performance.

•	The Fund’s broader-than-Index maturity distribution had a negative impact on returns. Emphasis on maturities outside the index hurt returns as rates rose most on these issues at certain times during the period.

•	An emphasis on mortgage-backed securities was positive for performance as this sector outperformed treasuries during the period. Security selection within the sector further enhanced returns.

•	The Fund’s corporate holdings were positive for returns. This sector performed strongly as rising profits stimulated investor demand and tighter spreads. Positive security selection of telecom, pipeline and automotive issues further enhanced performance.

03.31.04 | PIMCO Funds Annual Report	25

PIMCO Low Duration Fund III

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	47.9%
U.S. Government Agencies	22.9%
U.S. Treasury Obligations	13.7%
Corporate Bonds & Notes	5.1%
Other	10.4%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Low Duration Fund III Institutional Class (Inception 12/31/96)	2.02%	5.81%	6.02%
	Low Duration Fund III Administrative Class (Inception 03/19/99)	1.75%	5.54%	5.54%
-------	Merrill Lynch 1-3 Year Treasury Index	2.31%	5.45%	—
	Lipper Short Investment Grade Debt Fund Average	2.64%	5.00%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,012	$1,011	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.52% for Institutional Class, 0.77% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Low Duration Fund III seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities with prohibitions on firms engaged in socially sensitive practices.

•	The Fund’s Institutional Class shares returned 2.02% for the twelve-month period ended March 31, 2004, underperforming the Merrill Lynch 1-3 Year Treasury Index return of 2.31%.

•	Active management across a wide spectrum of strategies – “rolling down” a steep yield curve, select mortgages and corporates, TIPS, municipals, Eurozone issues and emerging markets – added value amid volatile bond markets.

•	Duration was below the benchmark for most of the period, although it extended during the mortgage sell-off in the summer of 2003 when rates rose. Being above benchmark at this time had a strong negative effect on performance.

•	The Fund’s broader-than-Index maturity distribution had a negative impact on returns. Emphasis on maturities outside the index hurt returns as rates rose most on these issues at certain times during the period.

•	An emphasis on mortgage-backed securities was positive for performance as this sector outperformed treasuries during the period. Security selection within the sector further enhanced returns.

•	The Fund’s corporate holdings were positive for returns. This sector performed strongly as rising profits stimulated investor demand and tighter spreads. Positive security selection of telecom, pipeline and automotive issues further enhanced performance.

•	Emerging market bonds helped returns as this asset class benefited from improvement in credit fundamentals and investors’ demand for higher yields.

•	Exposure to developed non-U.S. markets, primarily short maturity Eurozone holdings, was positive for performance.

26	PIMCO Funds Annual Report | 03.31.04

PIMCO Moderate Duration Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	48.5%
U.S. Government Agencies	27.0%
U.S. Treasury Obligations	13.0%
Municipal Bonds & Notes	3.3%
Sovereign Issues	3.1%
Other	5.1%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Moderate Duration Fund Institutional Class (Inception 12/31/96)	5.74%	7.64%	7.49%
-------	Lehman Brothers Intermediate Government/Credit Bond Index	5.30%	7.22%	—
	Lipper Short Intermediate Investment Grade Debt Fund Average	3.82%	5.96%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,029	$1,025
Expenses Paid During Period†	$2	$2
†	Expenses are equal to the expense ratio of 0.45% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Moderate Duration Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Institutional Class shares outperformed the Lehman Brothers Intermediate Government/Credit Bond Index for the twelve-month period ended March 31, 2004, returning 5.74% versus 5.30% for the Index.

•	The Fund’s below-benchmark duration in the second quarter of 2003 and the first quarter of 2004 was negative as yields fell. This effect was partially offset in the second half of 2003 as yields rose.

•	Near-index positioning across the maturity spectrum was neutral for returns.

•	A corporate underweight was negative as strengthening fundamentals and strong foreign demand for higher yielding dollar-denominated assets drove spreads tighter.

•	An emphasis on mortgage-backed securities had limited performance impact; although interest rate volatility caused the sector to lag Treasuries after adjusting for duration, positive security selection offset this effect.

•	Non-U.S. holdings, mainly short-maturity Eurozone exposure, were a strong positive as expectations of the European Central Bank easing rose in the face of weak European growth.

•	Emerging market bonds helped returns as improved credit quality, a broader investor base and increasing commodity prices sustained their rally.

•	Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive as real yields fell throughout the period.

03.31.04 | PIMCO Funds Annual Report	27

PIMCO Money Market Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	100%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		7-Day Yield	30-Day Yield	1 Year	5 Years*	10 Years*	Since Inception*
	Money Market Fund Institutional Class (Inception 03/01/91)	0.71%	0.70%	0.78%	3.27%	4.26%	4.15%
	Money Market Fund Administrative Class (Inception 01/25/95)	0.40%	0.46%	0.53%	3.01%	—	4.01%
-------	Citigroup 3-Month Treasury Bill Index	—	—	1.00%	3.32%	4.24%	—
	Lipper Institutional Money Market Fund Average	—	—	0.73%	3.26%	4.28%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Investment return and the value of an investor’s shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Money market funds are not insured or guaranteed by the FDIC or any other government agency, and although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,004	$1,002	$1,025	$1,025
Expenses Paid During Period†	$2	$3	$2	$3
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.35% for Institutional Class, 0.60% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Money Market Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The Fund’s Institutional Class shares returned 0.78% for the annual period ended March 31, 2004, underperforming the Citgroup 3-Month Treasury Bill Index return of 1.00%.

•	The Fund, which has a Aaa money market fund rating by Moody’s Investors Service, emphasizes high quality commercial paper, shorter-term agency and high quality corporate debt issues due to strong liquidity, attractive yields and limited credit risks.

•	High quality (A1/P1) commercial paper yields fell approximately 0.20% for three-month maturities, partially reflecting a Federal Reserve rate decrease of 0.25%.

•	Higher quality (A1/P1) three-month commercial paper yields relative to Treasuries remained at the same level, while 2nd tier commercial paper yields narrowed by 0.30% to approximately 0.20% on March 31, 2004.

•	The SEC 7-day and 30-day yields for the Fund were 0.71% and 0.70%, respectively as of March 31, 2004.

28	PIMCO Funds Annual Report | 03.31.04

PIMCO Municipal Bond Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

REGIONAL BREAKDOWN

Texas	12.2%
Illinois	10.3%
New Jersey	9.7%
New York	8.4%
Ohio	5.3%
Indiana	5.2%
Florida	4.1%
Tennessee	3.7%
Short-Term Instruments	1.5%
Other	39.6%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Municipal Bond Fund Institutional Class (Inception 12/31/97)	5.57%	5.45%	5.46%
	Municipal Bond Fund Administrative Class (Inception 09/30/98)	5.31%	5.19%	4.93%
-------	Lehman Brothers General Municipal Bond Index	5.86%	6.00%	—
	Lipper General Municipal Debt Fund Average	5.46%	4.70%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,033	$1,042	$1,025	$1,025
Expenses Paid During Period†	$2	$4	$2	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.49% for Institutional Class, 0.74% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Municipal Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•	The Fund’s Institutional Class shares returned 5.57% for the fiscal year ended March 31, 2004 versus 5.86% for the Fund’s benchmark, the Lehman Brothers General Municipal Bond Index.

•	The return for the Lipper General Municipal Debt Fund Average, consisting of national municipal funds with average maturities of 10 years or greater, was 5.46% for the one-year period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	The Fund’s average credit quality was AA at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s Institutional Class SEC yield after fees at March 31, 2004 was 3.59%, or 5.52% on a fully tax-adjusted basis with a federal tax rate of 35.0%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	No exposure to California general obligation bonds was positive, as their spreads widened to the national market.

03.31.04 | PIMCO Funds Annual Report	29

PIMCO New York Municipal Bond Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

REGIONAL BREAKDOWN‡

New York	92.2%
Puerto Rico	4.5%
Short-Term Instruments	1.5%
Other	1.8%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	New York Municipal Bond Fund Institutional Class (Inception 08/31/99)	5.49%	7.69%
-------	Lehman Brothers New York Insured Municipal Bond Index	5.90%	—
	Lipper New York Municipal Debt Fund Average	5.45%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,030	$1,025
Expenses Paid During Period†	$2	$2
†	Expenses are equal to the expense ratio of 0.47% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The New York Municipal Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

•	The Fund’s Institutional Class shares returned 5.49% for the fiscal year ended March 31, 2004 versus 5.90% for the Fund’s benchmark, the Lehman Brothers New York Insured Municipal Bond Index.

•	The return for the Lipper New York Municipal Debt Fund Average, consisting of New York municipal funds with average maturities of 10 years or more, was 5.45% for the one-year period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s average credit quality was AA+ at the end of the fiscal year, versus the benchmark’s average of AAA/AA1.

•	The Fund’s Institutional Class SEC yield after fees at March 31, 2004 was 2.9%, or 4.83% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 7.70%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

30	PIMCO Funds Annual Report | 03.31.04

PIMCO Real Return Asset Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	78.5%
Short-Term Instruments	15.2%
Other	6.3%
‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Real Return Asset Fund Institutional Class (Inception 11/12/01)	19.57%	15.88%
-------	Lehman Brothers Global Real: U.S. TIPS 10+ Index	17.87%	—
	Lipper Intermediate U.S. Treasury Fund Average	9.65%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,125	$1,025
Expenses Paid During Period†	$4	$3
†	Expenses are equal to the expense ratio of 0.66% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Real Return Asset Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

•	For the 12 months ended March 31, 2004, the Fund’s Institutional Class shares returned 19.57%, versus 17.87% for the Lehman Brothers Global Real: U.S. TIPS 10+ Index.

•	For the 12 months real yields on long maturity TIPS decreased by 0.71%, compared to a 0.06% fall for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.96% at March 31, 2004 for the 30-year maturity. This compares to a breakeven yield of 2.31% on March 31, 2003. The 12-month CPI-U change for the period ended March 31, 2004, was 1.74%.

•	The effective duration of the Fund was 12.40 years on March 31, 2004, compared to a duration of 13.03 years for the benchmark. A shorter duration throughout the year was negative for performance as real yields dropped.

•	The Fund emphasized shorter maturity TIPS. This was positive for performance compared to the benchmark as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund.

•	Option writing added income to the Fund as rates stayed within the forecasted range.

•	Emerging market bonds helped Fund as improved credit quality and a broader investor based sustained the rally.

•	A small commodity position was a positive for performance as the Dow Jones AIG Commodity Index performed well during the twelve-month period.

03.31.04 | PIMCO Funds Annual Report	31

PIMCO Real Return Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	89.3%
Corporate Bonds & Notes	5.2%
Other	5.5%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Real Return Fund Institutional Class (Inception 01/29/97)	11.74%	11.35%	9.44%
	Real Return Fund Administrative Class (Inception 04/28/00)	11.47%	—	11.96%
-------	Lehman Brothers Global Real: U.S. TIPS Index	10.83%	10.58%	—
	Lipper Intermediate U.S. Treasury Fund Average	9.65%	9.47%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,069	$1,067	$1,025	$1,025
Expenses Paid During Period†	$2	$4	2	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.45% for Institutional Class, 0.70% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Real Return Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

•	For the 12 months ended March 31, 2004, the Fund’s Institutional Class shares returned 11.74%, versus 10.83% for the Lehman Brothers Global Real: U.S. TIPS Index.

•	For the 12 months, 10 year real yields decreased by 0.51%, compared to a 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 2003. The 12-month CPI-U change for the period ended March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 7.02 years on March 31, 2004, compared to a duration of 7.85 years for the benchmark.

•	The Fund’s duration was slightly longer than that of the benchmark for the first six months of the period, which was positive for performance as real yields dropped. However, these gains were mostly offset when the Fund reduced its holdings of TIPS to below-benchmark levels for the last three months of the period, which was negative for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS for the entire period. This was positive for performance as the real yield curve steepened.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund.

•	Option writing added income to the portfolio as rates stayed within our forecasted range.

•	A corporate emphasis was positive as corporate securities generally outperformed Treasuries.

•	An allocation to emerging market bonds was positive for performance as spreads on emerging market debt narrowed during the first three months of the period.

32	PIMCO Funds Annual Report | 03.31.04

PIMCO Real Return Fund II

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	96.7%
Other	3.3%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Real Return Fund II Institutional Class (Inception 02/28/02)	10.94%	13.73%
-------	Lehman Brothers Global Real: U.S. TIPS Index	10.83%	—
	Lipper Intermediate U.S. Treasury Fund Average	9.65%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,067	$1,025
Expenses Paid During Period†	$2	$2
†	Expenses are equal to the expense ratio of 0.45% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Real Return Fund II seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations with quality and U.S. dollar-denominated security restrictions.

•	For the 12 months ended March 31, 2004, the Fund’s Institutional Class shares returned 10.94%, versus 10.83% for the Lehman Brothers Global Real: U.S. TIPS Index.

•	For the 12 months, 10 year real yields decreased by 0.51%, compared to a 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 31, 2003. The 12-month CPI-U change for the period ended March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 7.10 years on March 31, 2004, compared to a duration of 7.85 years for the benchmark.

•	The Fund emphasized short positions in nominal interest rate bonds during the last few months of the period, which was negative for performance as nominal yields fell as well.

•	The Fund’s duration was shorter than that of the benchmark for the first three months of the period, which a significant negative for performance as real yields dropped during that time. However, the loss was somewhat offset by the Fund’s move to above-benchmark duration in TIPS for the last three months of the period, as real yields dropped.

•	The Fund was overweight shorter maturity TIPS for the entire period. This was positive for performance as the real yield curve steepened.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund.

•	Option writing added income to the portfolio as rates stayed within our forecasted range.

03.31.04 | PIMCO Funds Annual Report	33

PIMCO RealEstateRealReturn Strategy Fund

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

Since Inception*
RealEstateRealReturn Strategy Fund Institutional Class (Inception 10/30/03)	29.61%
* Cumulative. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/30/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,295	$1,025
Expenses Paid During Period†	$4	$3
†	Expenses are equal to the expense ratio of 0.74% for Institutional Class, multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

PORTFOLIO INSIGHTS

•	The RealEstateRealReturn Strategy Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

•	For the period from the Fund’s inception date on October 30, 2003 through March 31, 2004, the Fund’s Institutional Class shares returned 29.61%.

•	The Fund invested the collateral backing its REIT derivatives positions primarily in TIPS, implementing a “double real”™ strategy.

•	The primary source of outperformance was that TIPS significantly outperformed the LIBOR financing rate embedded in the derivatives used to gain real estate exposure.

•	For the 5-month period ended March 31, 2004, real yields decreased by 0.46%, compared to a 0.52% fall for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. The 12-month CPI-U change for the period ended March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 8.45 years on March 31, 2004, compared to a duration of 9.08 years for the Lehman Global Real: U.S. TIPS 5+ Index (Lehman TIPS Index), which was negative for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS. This was negative for performance during the first half of the period as the real yield curve flattened from September to December of 2003. This was mostly offset as this same overweight was positive to performance during the last half of the period as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund.

•	Option writing added income to the Fund as rates stayed within the forecasted range.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations‡‡	91.9%
Short-Term Instruments	7.5%
Other	0.6%

‡	% of Total Investments as of March 31, 2004
‡‡	Primarily Treasury Inflation Protected Securities (TIPS) serving as collateral for real estate-linked derivatives

34	PIMCO Funds Annual Report | 03.31.04

PIMCO Short Duration Municipal Income Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

REGIONAL BREAKDOWN‡

Illinois	9.6%
New York	9.3%
Texas	8.1%
Washington	6.4%
California	5.3%
Michigan	5.3%
Colorado	4.8%
New Jersey	4.5%
Short-Term Instruments	2.4%
Other	44.3%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Short Duration Municipal Income Fund Institutional Class (Inception 08/31/99)	2.25%	3.81%
	Short Duration Municipal Income Fund Administrative Class (Inception 10/22/02)	1.98%	2.41%
-------	Lehman Brothers 1-Year Municipal Bond Index	1.81%	—
	Lipper Short Municipal Debt Fund Average	2.04%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,010	$1,009	$1,025	$1,025
Expenses Paid During Period†	$2	$3	$2	$3
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.39% for Institutional Class, 0.64% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Short Duration Municipal Income Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•	The Fund’s Institutional Class shares returned 2.25% for the fiscal year ended March 31, 2004 versus the 1.81% return for the Fund’s benchmark, the Lehman Brothers 1-Year Municipal Bond Index.

•	The return for the Lipper Short Municipal Debt Fund Average, consisting of national municipal funds with average maturities between 1 to 5 years, was 2.04% for the one-year period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s average credit quality was AAA at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	The Fund’s SEC yield after fees at March 31, 2004 was 1.96%, or 3.02% on a fully tax-adjusted basis with a federal tax rate of 35.0%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	No exposure to California general obligation bonds was positive, as their spreads widened to the national market.

03.31.04 | PIMCO Funds Annual Report	35

PIMCO Short-Term Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	59.8%
Corporate Bonds & Notes	14.9%
Mortgage-Backed Securities	6.7%
Asset-Backed Securities	6.6%
U.S. Government Agencies	5.7%
Other	6.3%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	Short-Term Fund Institutional Class (Inception 10/07/87)	2.10%	4.51%	5.52%	5.91%
	Short-Term Fund Administrative Class (Inception 02/01/96)	1.84%	4.25%	—	4.98%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	3.32%	4.24%	—
	Lipper Ultra-Short Obligations Fund Average	1.42%	3.99%	4.81%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,009	$1,008	$1,025	$1,025
Expenses Paid During Period†	$2	$4	$2	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.45% for Institutional Class, 0.70% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Short-Term Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Institutional Class shares returned 2.10% for the annual period ended March 31, 2004, outperforming the Citigroup 3-Month Treasury Bill Index return of 1.00%.

•	A broader exposure to the yield curve enhanced returns; this strategy captured additional income and reaped gains by “rolling down” a steep short/intermediate maturity yield curve.

•	Holdings of both mortgages and corporates helped performance primarily due to the yield premiums provided by these securities.

•	Short maturity Eurozone exposure was positive; expectations of the European Central Bank easing rose in the face of weak European growth.

•	Eurodollar futures and written options strategies boosted returns.

•	An allocation to real return bonds was positive as these assets outperformed Treasuries of comparable duration.

•	Asset-backed bonds helped returns amid strong demand for their relatively high yields and collateral protection.

•	Emerging market bonds boosted returns and provided incremental yield and diversification.

36	PIMCO Funds Annual Report | 03.31.04

PIMCO StocksPLUS Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	67.0%
U.S. Government Agencies	7.5%
Mortgage-Backed Securities	6.6%
Asset-Backed Securities	5.7%
Corporate Bonds & Notes	5.2%
Other	8.0%

‡	% of Total Investments as of March 31, 2004
‡‡	Primarily serving as collateral for equity-linked derivative positions.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended MARCH 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	StocksPLUS Fund Institutional Class (Inception 05/13/93)	35.04%	-0.18%	12.59%	11.93%
	StocksPLUS Fund Administrative Class (Inception 01/07/97)	34.68%	-0.57%	—	7.46%
-------	S&P 500 Index	35.12%	-1.20%	11.68%	—
	Lipper Large-Cap Core Fund Average	31.22%	-2.34%	9.27%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,142	$1,140	$1,025	$1,025
Expenses Paid During Period†	$3	$5	$3	$5
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Institutional Class, 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The StocksPLUS Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a short duration portfolio of fixed income instruments.

•	Investor optimism and signs of economic recovery fueled a strong rally in the U.S. stock market.

•	For the 12-month period ended March 31, 2004 the S&P 500 Index delivered a total return of 35.12%. The Fund’s Institutional Class shares underperformed the Index slightly, posting a total return of 35.04%.

•	A broader exposure to the yield curve and longer duration resulted in the capture of yield premium and positive price benefits associated with the steep slope of the yield curve. However, U.S. interest rates were volatile during this period, and the modest adverse price performance of certain maturities hurt performance.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as short-term European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	Corporate and mortgage holdings provided incremental yield and diversification.

03.31.04 | PIMCO Funds Annual Report	37

PIMCO StocksPLUS Total Return Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	69.5%
Asset-Backed Securities	8.8%
Other	21.7%

‡	% of Total Investments as of March 31, 2004
‡‡	Primarily serving as collateral for equity-linked derivative positions.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended MARCH 31, 2004

		1 Year	Since Inception*
	StocksPLUS Total Return Fund Institutional Class (Inception 06/28/02)	38.42%	14.87%
-------	S&P 500 Index	35.12%	—
	Lipper Large-Cap Core Fund Average	31.22%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. This level of performance is not guaranteed and should not be expected in the future. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,153	$1,025
Expenses Paid During Period†	$4	$4
†	Expenses are equal to the expense ratio of 0.74% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period)

PORTFOLIO INSIGHTS

•	The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a low to intermediate duration portfolio of fixed income instruments.

•	Investor optimism and signs of economic recovery fueled a strong rally in the U.S. stock market.

•	For the 12-month period ended March 31, 2004 the S&P 500 Index delivered a total return of 35.12%. The Fund’s Institutional Class shares outperformed the S&P 500 Index, posting a total return of 38.42%.

•	A longer relative duration and broader yield curve exposure resulted in the capture of attractive yield premium. As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as short-term European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	An allocation to longer-maturity municipal bonds provided a buffer against volatile Treasury rates and enhanced overall performance as municipal yields declined modestly.

•	Corporate and mortgage holdings provided incremental yield and diversification.

38	PIMCO Funds Annual Report | 03.31.04

PIMCO StocksPLUS TR Short Strategy Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	54.6%
Short-Term Instruments‡‡	31.4%
Foreign Currency-Denominated Issues	7.1%
Other	6.9%

‡	% of Total Investments as of March 31, 2004
‡‡	Primarily serving as collateral for equity-linked derivative postions.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		Since Inception*
	StockPLUS TR Short Strategy Fund Institutional Class (Inception 07/23/03)	5.68%
-------	Inverse of S&P 500 Index	—
	* Cumulative. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. This level of performance is not guaranteed and should not be expected in the future. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

The high performance of this Fund relative to its benchmark during the fiscal year ended March 31, 2004 was substantially due to the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. Specifically, market conditions allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance for the fiscal year ended March 31, 2004 should not be expected to continue in the future.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,042	$1,025
Expenses Paid During Period†	$4	$4
†	Expenses are equal to the expense ratio of 0.75% for Institutional Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Fund primarily seeks to achieve its objective by investing under normal circumstances in short S&P 500 Index futures positions backed by a low to intermediate duration portfolio of fixed income instruments. The Fund may also purchase call options on Index futures or other similar instruments in an attempt to limit the negative performance impact associated with an appreciating equity market and may also employ arbitrage strategies to generate additional returns or otherwise offset the cost of purchasing Index call options or similar instruments. The Fund’s benchmark is the inverse of the S&P 500 Index.

•	Investor optimism and signs of improving corporate profitability fueled a rally in the stock market. Since inception on July 23, 2003 through March 31, 2004, the Fund’s Institutional Class shares provided a total return of 5.68%.

•	Strategies designed to profit from pricing inefficiencies in Index derivatives provided a significant boost to overall performance.

•	A longer relative duration and a broader yield curve exposure resulted in the capture of attractive yield premium. As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as short-term European interest rates declined.

•	An allocation to longer-maturity municipal bonds provided a buffer against volatile Treasury rates and enhanced overall performance as municipal yields declined modestly.

03.31.04 | PIMCO Funds Annual Report	39

PIMCO Total Return Fund II

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	50.8%
U.S. Government Agencies	27.8%
U.S. Treasury Obligations	6.5%
Banking & Finance	4.4%
Municipal Bonds & Notes	4.4%
Other	6.1%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	Total Return Fund II Institutional Class (Inception 12/30/91)	5.71%	7.58%	7.93%	7.89%
	Total Return Fund II Administrative Class (Inception 11/30/94)	5.45%	7.32%	—	8.34%
-------	Lehman Brothers Aggregate Bond Index	5.40%	7.29%	7.54%	—
	Lipper Intermediate Investment Grade Debt Fund Average	5.44%	6.45%	6.71%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class		Institutional Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,032	$1,030	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.50% for Institutional Class, 0.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Fund II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities with quality and non-U.S. issuer restrictions.

•	The Fund’s Institutional Class shares outperformed the Lehman Brothers Aggregate Bond Index for the twelve-month period ended March 31, 2004, returning 5.71% versus 5.40% for the benchmark.

•	The Fund’s duration relative to the benchmark detracted from returns. Above-benchmark duration in July 2003 was negative as yields increased sharply, and below-benchmark duration in early 2004 was negative as yields steadily declined amid labor market weakness.

•	An emphasis on intermediate maturities for most of the period was neutral as the shape of the yield curve did not significantly change. However, this positioning enhanced security returns via “roll down,” or price appreciation as bonds are revalued at lower yields over time, given the steepness of the yield curve.

•	Near-benchmark weighting in mortgages had limited performance impact; although interest rate volatility caused the sector to lag Treasuries after adjusting for duration, positive security selection offset this effect.

•	A corporate underweight was negative as strengthening fundamentals and strong foreign demand for higher yielding dollar-denominated assets drove spreads tighter.

•	Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive as real yields fell throughout the period.

40	PIMCO Funds Annual Report | 03.31.04

PIMCO Total Return Fund III

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	55.9%
U.S. Government Agencies	14.5%
U.S. Treasury Obligations	7.4%
Municipal Bonds & Notes	4.7%
Mortgage-Backed Securites	3.8%
Banking & Finance	3.3%
Sovereign Issues	3.1%
Asset-Backed Securities	2.0%
Other	5.3%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	Total Return Fund III Institutional Class (Inception 05/01/91)	6.08%	7.61%	8.05%	8.72%
	Total Return Fund III Administrative Class (Inception 04/11/97)	5.82%	7.33%	—	8.17%
-------	Lehman Brothers Aggregate Bond Index	5.40%	7.29%	7.54%	—
	Lipper Intermediate Investment Grade Debt Fund Average	5.44%	6.45%	6.71%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,032	$1,031	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.50% for Institutional Class, 0.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Fund III seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities with prohibitions on firms engaged in socially sensitive practices.

•	The Fund’s Institutional Class shares outperformed the Lehman Brothers Aggregate Bond Index for the twelve-month period ended March 31, 2004, returning 6.08% versus 5.40% for the benchmark.

•	The Fund’s duration relative to the benchmark detracted from returns. Above-benchmark duration in July 2003 was negative as yields increased sharply, and below-benchmark duration in early 2004 was negative as yields steadily declined amid labor market weakness.

•	An emphasis on intermediate maturities for most of the period was neutral as the shape of the yield curve did not significantly change. However, this positioning enhanced security returns via “roll down,” or price appreciation, as bonds are revalued at lower yields over time, given the steepness of the yield curve.

•	A below-benchmark weighting in mortgages was a slight positive; interest rate volatility caused the sector to lag Treasuries after adjusting for duration.

•	A corporate underweight was negative, as strengthening fundamentals and strong foreign demand for higher yielding dollar-denominated assets drove spreads tighter.

•	Non-U.S. holdings, mainly short-maturity Eurozone exposure, were a strong positive as expectations of ECB easing rose in the face of weak European growth.

•	Emerging market bonds helped returns as improved credit quality, a broader investor base and increasing commodity prices sustained their rally.

•	Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive as real yields fell throughout the period.

03.31.04 | PIMCO Funds Annual Report	41

PIMCO Total Return Mortgage Fund

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Government Agencies	66.1%
Short-Term Instruments	15.8%
Asset-Backed Securities	11.9%
Other Mortgage-Backed Securities	6.2%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Total Return Mortgage Fund Institutional Class (Inception 07/31/97)	4.89%	7.81%	7.81%
	Total Return Mortgage Fund Adminstrative Class (Inception 12/13/01)	4.63%	—	6.62%
-------	Lehman Brothers Mortgage Index	4.08%	6.75%	—
	Lipper U.S. Mortgage Fund Average	3.44%	5.96%	—
	* Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,030	$1,028	$1,025	$1,025
Expenses Paid During Period†	$3	$4	$3	$4
†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.59% for Institutional Class, 0.84% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Mortgage Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage TBA securities).

•	The Fund’s Institutional Class shares outperformed the Lehman Brothers Mortgage Index for year ended March 31, 2004 returning 4.89%, versus 4.08% for the Index.

•	The Fund’s duration was generally above the Index for the first 3 months of the period, which had a positive impact on returns as yields declined across most maturities.

•	The Fund’s duration was shorter than the index for most of the last 9 months of the period, which was negative for performance as yields fell during this time.

•	Index like yield curve positioning was neutral for performance, as the shape of the term structure of rates remained relatively stable during the period.

•	An overweight to FNMA issues was positive, as these securities outperformed their GNMA counterparts.

•	Security selection of specific 15 year and 30 year pass-throughs had a positive impact on performance.

•	The fund’s return was improved by using a combination of mortgage buy-forward agreements and low duration, high quality conventional debt instruments.

•	A small allocation to high quality asset backed securities added to performance, as these issues posted strong risk adjusted returns during the period.

42	PIMCO Funds Annual Report | 03.31.04

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03.31.04 | PIMCO Funds Annual Report	43

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

All Asset All Authority Fund
Institutional Class
10/31/2003 - 03/31/2004	$10.00	$0.31	(a)	$0.80	(a)	$1.11	$(0.25)	$0.00

All Asset Fund
Institutional Class
03/31/2004	$11.23	$0.74	(a)	$1.41	(a)	$2.15	$(0.48)	$(0.09)
07/31/2002 - 03/31/2003	10.00	0.41	(a)	1.09	(a)	1.50	(0.27)	0.00
Administrative Class
03/31/2004	11.23	0.84	(a)	1.28	(a)	2.12	(0.46)	(0.09)
12/31/2002 - 03/31/2003	10.94	0.06	(a)	0.24	(a)	0.30	(0.01)	0.00

California IntermediateMunicipal Bond Fund
Institutional Class
03/31/2004	$10.22	$0.42	(a)	$0.00	(a)	$0.42	$(0.42)	$0.00
03/31/2003	10.16	0.45	(a)	0.11	(a)	0.56	(0.45)	(0.05)
03/31/2002	10.60	0.49	(a)	(0.06	)(a)	0.43	(0.47)	(0.40)
03/31/2001	10.05	0.48	(a)	0.56	(a)	1.04	(0.46)	(0.03)
08/31/1999 - 03/31/2000	10.00	0.25	(a)	0.06	(a)	0.31	(0.24)	(0.02)
Administrative Class
03/31/2004	10.22	0.39	(a)	0.00	(a)	0.39	(0.39)	0.00
03/31/2003	10.16	0.41	(a)	0.12	(a)	0.53	(0.42)	(0.05)
03/31/2002	10.60	0.48	(a)	(0.08	)(a)	0.40	(0.44)	(0.40)
03/31/2001	10.05	0.45	(a)	0.57	(a)	1.02	(0.44)	(0.03)
09/07/1999 - 03/31/2000	10.02	0.22	(a)	0.05	(a)	0.27	(0.22)	(0.02)

California Municipal Bond Fund
Institutional Class
03/31/2004	$10.36	$0.41	(a)	$0.11	(a)	$0.52	$(0.42)	$(0.04)
03/31/2003	10.02	0.46	(a)	0.35	(a)	0.81	(0.46)	(0.01)
03/31/2002	10.35	0.39	(a)	0.05	(a)	0.44	(0.38)	(0.39)
05/16/2000 - 03/31/2001	10.00	0.43	(a)	0.78	(a)	1.21	(0.43)	(0.43)
Administrative Class
03/31/2004	10.36	0.39	(a)	0.10	(a)	0.49	(0.39)	(0.04)
08/19/2002 - 03/31/2003	10.32	0.24	(a)	0.07	(a)	0.31	(0.26)	(0.01)

CommodityRealReturn Strategy Fund
Institutional Class
03/31/2004	$12.03	$5.63	(a)	$(0.37	)(a)	$5.26	$(1.43)	$(0.14)
06/28/2002 - 03/31/2003	10.00	1.05	(a)	1.84	(a)	2.89	(0.86)	0.00
Administrative Class
03/31/2004	12.03	7.63	(a)	(2.42	)(a)	5.21	(1.42)	(0.14)
02/14/2003 - 03/31/2003	12.88	(0.80	)(a)	(0.05	)(a)	(0.85)	0.00	0.00

Convertible Fund
Institutional Class
03/31/2004	$9.40	$0.22	(a)	$2.98	(a)	$3.20	$(0.56)	$0.00
03/31/2003	10.42	0.28	(a)	(0.94	)(a)	(0.66)	(0.36)	0.00
03/31/2002	11.33	0.20	(a)	(0.46	)(a)	(0.26)	(0.65)	0.00
03/31/2001	15.77	0.01	(a)	(3.50	)(a)	(3.49)	(0.25)	(0.70)
03/31/2000	10.00	0.07	(a)	5.97	(a)	6.04	(0.18)	(0.09)
Administrative Class
03/31/2004	9.56	(0.02	)(a)	3.25	(a)	3.23	(0.55)	0.00
03/31/2003	10.64	0.27	(a)	(1.02	)(a)	(0.75)	(0.33)	0.00
03/31/2002	11.36	0.13	(a)	(0.41	)(a)	(0.28)	(0.44)	0.00
08/01/2000 - 03/31/2001	14.49	(0.03	)(a)	(2.19	)(a)	(2.22)	(0.21)	(0.70)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.79%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.69%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.49%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.01%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.

44	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

All Asset All Authority Fund
Institutional Class
10/31/2003 - 03/31/2004	$(0.25)	$10.86	11.28%	$58,842	0.82	%*(b)(o)	7.14	%*	116%

All Asset Fund
Institutional Class
03/31/2004	$(0.57)	$12.81	19.53%	$1,022,553	0.23	%(i)	6.13%		99%
07/31/2002 - 03/31/2003	(0.27)	11.23	15.07	152,635	0.19	*(i)	5.50	*	101
Administrative Class
03/31/2004	(0.55)	12.80	19.21	9,433	0.48	(j)	6.88		99
12/31/2002 - 03/31/2003	(0.01)	11.23	2.73	11	0.44	*(j)	2.28	*	101

California Intermediate Municipal Bond Fund
Institutional Class
03/31/2004	$(0.42)	$10.22	4.17%	$73,136	0.47%		4.11%		137%
03/31/2003	(0.50)	10.22	5.55	89,240	0.47		4.33		101
03/31/2002	(0.87)	10.16	4.15	83,656	0.50	(f)	4.68		94
03/31/2001	(0.49)	10.60	10.60	87,531	0.50		4.62		257
08/31/1999 - 03/31/2000	(0.26)	10.05	3.16	8,415	0.49	*(h)	4.22	*	357
Administrative Class
03/31/2004	(0.39)	10.22	3.91	2,117	0.72		3.88		137
03/31/2003	(0.47)	10.22	5.27	3,578	0.72		3.95		101
03/31/2002	(0.84)	10.16	3.90	1,612	0.75	(n)	4.51		94
03/31/2001	(0.47)	10.60	10.36	1,717	0.74		4.28		257
09/07/1999 - 03/31/2000	(0.24)	10.05	2.73	10	0.75	*(g)	3.95	*	357

California Municipal Bond Fund
Institutional Class
03/31/2004	$(0.46)	$10.42	5.08%	$10,800	0.47%		4.01%		157%
03/31/2003	(0.47)	10.36	8.15	9,290	0.49	(k)	4.44		221
03/31/2002	(0.77)	10.02	4.20	9,670	0.49		3.78		164
05/16/2000 - 03/31/2001	(0.86)	10.35	12.49	11,941	0.49	*	4.76	*	338
Administrative Class
03/31/2004	(0.43)	10.42	4.84	11	0.72		3.79		157
08/19/2002 - 03/31/2003	(0.27)	10.36	2.98	10	0.72	*	3.68	*	221

CommodityRealReturn Strategy Fund
Institutional Class
03/31/2004	$(1.57)	$15.72	45.67%	$1,780,461	0.74%		39.37%		290%
06/28/2002 - 03/31/2003	(0.86)	12.03	29.33	91,773	0.74	*(l)	11.13	*	492
Administrative Class
03/31/2004	(1.56)	15.68	45.14	28,721	0.99		50.35		290
02/14/2003 - 03/31/2003	0.00	12.03	(6.60)	9	0.99	*(m)	(49.55	)*	492

Convertible Fund
Institutional Class
03/31/2004	$(0.56)	$12.04	34.46%	$13,666	0.66	%(c)	2.00%		365%
03/31/2003	(0.36)	9.40	(6.34)	11,469	0.67	(c)	2.92		187
03/31/2002	(0.65)	10.42	(2.26)	14,794	0.73	(c)	1.76		307
03/31/2001	(0.95)	11.33	(23.00)	65,980	0.67	(c)	0.08		225
03/31/2000	(0.27)	15.77	60.66	168,224	0.65	(e)	0.50		247
Administrative Class
03/31/2004	(0.55)	12.24	34.10	944	0.91	(d)	(0.16)		365
03/31/2003	(0.33)	9.56	(7.00)	8	0.92	(d)	2.71		187
03/31/2002	(0.44)	10.64	(2.42)	8	1.01	(d)	1.27		307
08/01/2000 - 03/31/2001	(0.91)	11.36	(16.25)	322	0.90	*	(0.32	)*	225

(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.25%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.50%.
(k)	Ratio of expenses to average net assets excluding interest expense is 0.47%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.10%.
(n)	Ratio of expenses to average net assets excluding interest expense is 0.74%.
(o)	Ratio of expenses to average net assets excluding interest expense is 0.30%.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	45

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Diversified Income Fund
Institutional Class
07/31/2003 - 03/31/2004	$10.00	$0.33	(a)	$0.86	(a)	$1.19	$(0.34)	$(0.01)	$0.00

Emerging Markets Bond Fund
Institutional Class
03/31/2004	$10.05	$0.53	(a)	$1.77	(a)	$2.30	$(0.54)	$(1.08)	$0.00
03/31/2003	9.60	0.69	(a)	0.71	(a)	1.40	(0.70)	(0.25)	0.00
03/31/2002	8.40	0.76	(a)	1.72	(a)	2.48	(0.78)	(0.50)	0.00
03/31/2001	8.61	0.82	(a)	0.20	(a)	1.02	(0.83)	(0.40)	0.00
03/31/2000	7.51	0.86	(a)	1.11	(a)	1.97	(0.87)	0.00	0.00
Administrative Class
03/31/2004	10.05	0.55	(a)	1.72	(a)	2.27	(0.51)	(1.08)	0.00
03/31/2003	9.60	0.66	(a)	0.71	(a)	1.37	(0.67)	(0.25)	0.00
03/31/2002	8.40	0.75	(a)	1.71	(a)	2.46	(0.76)	(0.50)	0.00
03/31/2001	8.61	0.80	(a)	0.20	(a)	1.00	(0.81)	(0.40)	0.00
03/31/2000	7.51	0.83	(a)	1.12	(a)	1.95	(0.85)	0.00	0.00

European Convertible Fund
Institutional Class
03/31/2004	$10.24	$0.14	(a)	$2.49	(a)	$2.63	$(0.31)	$(0.06)	$0.00
03/31/2003	9.51	0.10	(a)	0.84	(a)	0.94	(0.21)	0.00	0.00
03/31/2002	9.97	0.17	(a)	(0.05	)(a)	0.12	(0.23)	(0.35)	0.00
11/30/2000 - 03/31/2001	10.00	0.04	(a)	(0.03	)(a)	0.01	(0.04)	0.00	0.00

European StocksPLUS TR Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$10.00	$(0.34	)(a)	$1.48	(a)	$1.14	$(0.64)	$0.00	$(0.18)

Far East (ex-Japan) StocksPLUS TR Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$10.00	$0.37	(a)	$0.62	(a)	$0.99	$0.00	$0.00	$0.00

Foreign Bond Fund
Institutional Class
03/31/2004	$10.70	$0.31	(a)	$0.05	(a)	$0.36	$(0.33)	$(0.21)	$0.00
03/31/2003	10.39	0.40	(a)	0.57	(a)	0.97	(0.27)	(0.25)	(0.14)
03/31/2002	10.32	0.48	(a)	0.09	(a)	0.57	(0.48)	(0.02)	0.00
03/31/2001	10.03	0.58	(a)	0.51	(a)	1.09	(0.59)	(0.21)	0.00
03/31/2000	10.63	0.64	(a)	(0.45	)(a)	0.19	(0.64)	(0.15)	0.00
Administrative Class
03/31/2004	10.70	0.29	(a)	0.04	(a)	0.33	(0.30)	(0.21)	0.00
03/31/2003	10.39	0.37	(a)	0.59	(a)	0.96	(0.27)	(0.25)	(0.13)
03/31/2002	10.32	0.45	(a)	0.09	(a)	0.54	(0.45)	(0.02)	0.00
03/31/2001	10.03	0.55	(a)	0.51	(a)	1.06	(0.56)	(0.21)	0.00
03/31/2000	10.63	0.61	(a)	(0.45	)(a)	0.16	(0.61)	(0.15)	0.00

Global Bond Fund
Institutional Class
03/31/2004	$10.11	$0.27	(a)	$1.18	(a)	$1.45	$(0.29)	$(0.79)	$0.00
03/31/2003	8.33	0.41	(a)	1.79	(a)	2.20	(0.42)	0.00	0.00
03/31/2002	8.45	0.42	(a)	(0.12	)(a)	0.30	(0.41)	0.00	(0.01)
03/31/2001	9.01	0.48	(a)	(0.56	)(a)	(0.08)	(0.06)	0.00	(0.42)
03/31/2000	9.76	0.57	(a)	(0.75	)(a)	(0.18)	(0.52)	0.00	(0.05)
Administrative Class
03/31/2004	10.11	0.25	(a)	1.17	(a)	1.42	(0.26)	(0.79)	0.00
03/31/2003	8.33	0.38	(a)	1.80	(a)	2.18	(0.40)	0.00	0.00
03/31/2002	8.45	0.39	(a)	(0.11	)(a)	0.28	(0.39)	0.00	(0.01)
03/31/2001	9.01	0.46	(a)	(0.56	)(a)	(0.10)	(0.06)	0.00	(0.40)
03/31/2000	9.76	0.55	(a)	(0.75	)(a)	(0.20)	(0.50)	0.00	(0.05)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%
(d)	Ratio of expenses to average net assets excluding interest expense is 0.80%
(e)	Ratio of expenses to average net assets excluding interest expense is 0.55%

46	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Diversified Income Fund
Institutional Class
07/31/2003 - 03/31/2004	$(0.35)	$10.84	12.02%	$676,454	0.75	%*(i)	4.70	%*	33%

Emerging Markets Bond Fund
Institutional Class
03/31/2004	$(1.62)	$10.73	23.86%	$779,572	0.85%		4.91%		461%
03/31/2003	(0.95)	10.05	16.11	445,720	0.87	(f)	7.50		388
03/31/2002	(1.28)	9.60	31.46	177,399	0.92	(f)	8.35		620
03/31/2001	(1.23)	8.40	12.94	46,239	0.93	(f)	9.73		902
03/31/2000	(0.87)	8.61	27.90	12,614	0.89	(f)	10.69		328
Administrative Class
03/31/2004	(1.59)	10.73	23.55%	10,108	1.10		5.04		461
03/31/2003	(0.92)	10.05	15.85	31,735	1.12	(g)	7.11		388
03/31/2002	(1.26)	9.60	31.11	11,685	1.19	(g)	8.36		620
03/31/2001	(1.21)	8.40	12.65	7,793	1.17	(g)	9.46		902
03/31/2000	(0.85)	8.61	27.60	13,490	1.14	(g)	10.30		328

European Convertible Fund
Institutional Class
03/31/2004	$(0.37)	$12.50	25.85%	$106,198	0.75%		1.12%		55%
03/31/2003	(0.21)	10.24	9.98	4,383	0.75		1.01		137
03/31/2002	(0.58)	9.51	1.28	5,057	0.80	(b)	1.76		222
11/30/2000 - 03/31/2001	(0.04)	9.97	0.10	4,997	0.75	*(h)	1.27	*	175

European StocksPLUS TR Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$(0.82)	$10.32	9.85%	$7,503	0.85	*(k)	(7.92	)%*	118%

Far East (ex-Japan) StocksPLUS TR Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$0.00	$10.99	9.95%	$8,007	0.85	%(j)	8.44	%*	114%

Foreign Bond Fund
Institutional Class
03/31/2004	$(0.54)	$10.52	3.46%	$949,420	0.51	%(c)	2.97%		711%
03/31/2003	(0.66)	10.70	9.58	800,237	0.50		3.77		589
03/31/2002	(0.50)	10.39	5.68	511,247	0.51	(c)	4.61		434
03/31/2001	(0.80)	10.32	11.34	482,480	0.54	(c)	5.78		417
03/31/2000	(0.79)	10.03	1.96	421,831	0.69	(c)	6.20		330
Administrative Class
03/31/2004	(0.51)	10.52	3.21	44,548	0.76	(b)	2.71		711
03/31/2003	(0.65)	10.70	9.49	31,805	0.75		3.53		589
03/31/2002	(0.47)	10.39	5.42	21,565	0.76	(b)	4.32		434
03/31/2001	(0.77)	10.32	11.06	17,056	0.78	(b)	5.36		417
03/31/2000	(0.76)	10.03	1.70	4,824	0.97	(b)	6.01		330

Global Bond Fund
Institutional Class
03/31/2004	$(1.08)	$10.48	14.84%	$874,145	0.56	%(e)	2.60%		649%
03/31/2003	(0.42)	10.11	26.89	497,829	0.56	(e)	4.38		483
03/31/2002	(0.42)	8.33	3.52	300,625	0.56	(e)	4.87		355
03/31/2001	(0.48)	8.45	(0.83)	307,686	0.57	(e)	5.58		416
03/31/2000	(0.57)	9.01	(1.81)	271,538	0.71	(e)	6.12		301
Administrative Class
03/31/2004	(1.05)	10.48	14.57	41,821	0.81	(d)	2.38		649
03/31/2003	(0.40)	10.11	26.59	37,875	0.81	(d)	4.01		483
03/31/2002	(0.40)	8.33	3.26	5,946	0.80		4.58		355
03/31/2001	(0.46)	8.45	(1.07)	2,142	0.81	(d)	5.33		416
03/31/2000	(0.55)	9.01	(2.05)	2,238	0.92	(d)	5.91		301

(f)	Ratio of expenses to average net assets excluding interest expense is 0.85%
(g)	Ratio of expenses to average net assets excluding interest expense is 1.10%
(h)	If the investment manager did not reimburse expenses. the ratio of expenses to average net assets would have been 1.78%.
(i)	If the investment manager did not reimburse expenses. the ratio of expenses to average net assets would have been 0.76%.
(j)	If the investment manager did not reimburse expenses. the ratio of expenses to average net assets would have been 1.37%.
(k)	If the investment manager did not reimburse expenses. the ratio of expenses to average net assets would have been 1.32%.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	47

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Global Bond Fund II
Institutional Class
03/31/2004	$10.10	$0.28	(a)	$0.11	(a)	$0.39	$(0.29)	$(0.17)
03/31/2003	9.42	0.40	(a)	0.68	(a)	1.08	(0.40)	0.00
03/31/2002	9.61	0.43	(a)	0.12	(a)	0.55	(0.43)	(0.31)
03/31/2001	9.41	0.55	(a)	0.51	(a)	1.06	(0.56)	(0.30)
03/31/2000	9.89	0.56	(a)	(0.46	)(a)	0.10	(0.56)	(0.02)
Administrative Class
09/30/2003 - 03/31/2004	10.00	0.12	(a)	0.21	(a)	0.33	(0.13)	(0.17)

GNMA Fund
Institutional Class
03/31/2004	$11.05	$0.14	(a)	$0.32	(a)	$0.46	$(0.30)	$(0.12)
03/31/2003	10.67	0.24	(a)	0.67	(a)	0.91	(0.28)	(0.25)
03/31/2002	10.44	0.39	(a)	0.46	(a)	0.85	(0.50)	(0.12)
03/31/2001	9.89	0.63	(a)	0.60	(a)	1.23	(0.63)	(0.05)
03/31/2000	10.01	0.62	(a)	(0.12	)(a)	0.50	(0.62)	0.00

High Yield Fund
Institutional Class
03/31/2004	$8.90	$0.69	(a)	$0.79	(a)	$1.48	$(0.69)	$0.00
03/31/2003	9.19	0.74	(a)	(0.29	)(a)	0.45	(0.74)	0.00
03/31/2002	9.88	0.78	(a)	(0.68	)(a)	0.10	(0.79)	0.00
03/31/2001	10.22	0.90	(a)	(0.33	)(a)	0.57	(0.91)	0.00
03/31/2000	11.23	0.94	(a)	(1.01	)(a)	(0.07)	(0.94)	0.00
Administrative Class
03/31/2004	8.90	0.67	(a)	0.79	(a)	1.46	(0.67)	0.00
03/31/2003	9.19	0.72	(a)	(0.29	)(a)	0.43	(0.72)	0.00
03/31/2002	9.88	0.76	(a)	(0.68	)(a)	0.08	(0.77)	0.00
03/31/2001	10.22	0.88	(a)	(0.33	)(a)	0.55	(0.89)	0.00
03/31/2000	11.23	0.91	(a)	(1.01	)(a)	(0.10)	(0.91)	0.00

International StocksPLUS TR Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$10.00	$0.76	(a)	$0.28	(a)	$1.04	$(0.27)	$0.00

Investment Grade Corporate Bond Fund
Institutional Class
03/31/2004	$10.49	$0.49	(a)	$0.61	(a)	$1.10	$(0.49)	$(0.24)
03/31/2003	10.10	0.41	(a)	0.93	(a)	1.34	(0.59)	(0.36)
03/31/2002	10.68	0.74	(a)	(0.09	)(a)	0.65	(0.74)	(0.49)
04/28/2000 - 03/31/2001	10.00	0.72	(a)	0.72	(a)	1.44	(0.72)	(0.04)
Administrative Class
03/31/2004	10.49	0.43	(a)	0.64	(a)	1.07	(0.46)	(0.24)
09/30/2002 - 03/31/2003	10.33	0.29	(a)	0.52	(a)	0.81	(0.29)	(0.36)

Japanese StocksPLUS TR Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$10.00	$1.12	(a)	$0.25	(a)	$1.37	$(0.05)	$0.00

Long-Term U.S. Government Fund
Institutional Class
03/31/2004	$11.12	$0.40	(a)	$0.46	(a)	$0.86	$(0.41)	$(0.22)
03/31/2003	9.96	0.47	(a)	1.64	(a)	2.11	(0.48)	(0.47)
03/31/2002	10.65	0.67	(a)	(0.39	)(a)	0.28	(0.67)	(0.30)
03/31/2001	9.79	0.62	(a)	0.85	(a)	1.47	(0.61)	0.00
03/31/2000	10.30	0.61	(a)	(0.50	)(a)	0.11	(0.62)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.51%.

48	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Global Bond Fund II
Institutional Class
03/31/2004	$(0.46)	$10.03	3.98%	$115,430	0.56	%(e)	2.74%		577%
03/31/2003	(0.40)	10.10	11.70	114,956	0.57	(e)	4.05		413
03/31/2002	(0.74)	9.42	5.84	66,036	0.56	(e)	4.49		373
03/31/2001	(0.86)	9.61	11.87	62,895	0.58	(e)	5.86		422
03/31/2000	(0.58)	9.41	1.11	84,926	0.61	(e)	5.92		290
Administrative Class
09/30/2003 - 03/31/2004	(0.30)	10.03	2.41	10	0.81	*(h)	2.51	*	577

GNMA Fund
Institutional Class
03/31/2004	$(0.42)	$11.09	4.17%	$206,674	0.52	%(c)	1.23%		1409%
03/31/2003	(0.53)	11.05	8.68	94,432	0.50		2.18		763
03/31/2002	(0.62)	10.67	8.36	35,144	0.54	(c)	3.61		1292
03/31/2001	(0.68)	10.44	12.96	9,963	0.50		6.29		808
03/31/2000	(0.62)	9.89	5.16	4,308	1.60	(d)	6.23		952

High Yield Fund
Institutional Class
03/31/2004	$(0.69)	$9.69	17.09%	$3,084,338	0.50%		7.28%		105%
03/31/2003	(0.74)	8.90	5.58	2,730,996	0.50		8.60		129
03/31/2002	(0.79)	9.19	1.07	1,869,413	0.50		8.29		96
03/31/2001	(0.91)	9.88	5.85	1,182,954	0.50		8.91		53
03/31/2000	(0.94)	10.22	(0.74)	1,960,171	0.50		8.64		39
Administrative Class
03/31/2004	(0.67)	9.69	16.80	668,731	0.75		7.01		105
03/31/2003	(0.72)	8.90	5.33	439,519	0.75		8.35		129
03/31/2002	(0.77)	9.19	0.83	640,550	0.75		8.05		96
03/31/2001	(0.89)	9.88	5.59	462,899	0.75		8.79		53
03/31/2000	(0.91)	10.22	(0.99)	354,296	0.75		8.40		39

International StocksPLUS TR Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$(0.27)	$10.77	10.56%	$17,420	0.85	%*(f)	17.99	%*	41%

Investment Grade Corporate Bond Fund
Institutional Class
03/31/2004	$(0.73)	$10.86	10.86%	$30,268	0.51	%(c)	4.55%		141%
03/31/2003	(0.95)	10.49	13.87	23,079	0.51	(c)	3.94		681
03/31/2002	(1.23)	10.10	6.34	6,092	0.50		7.01		512
04/28/2000 - 03/31/2001	(0.76)	10.68	15.00	5,751	0.50	*	7.54	*	253
Administrative Class
03/31/2004	(0.70)	10.86	10.58	807	0.75		4.02		141
09/30/2002 - 03/31/2003	(0.65)	10.49	8.09	11	0.76	*(b)	5.62	*	681

Japanese StocksPLUS TR Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$(0.05)	$11.32	13.70%	$4,003	0.85	%*(g)	26.73	%*	56%

Long-Term U.S. Government Fund
Institutional Class
03/31/2004	$(0.63)	$11.35	8.12%	$296,982	0.51	%(c)	3.61%		588%
03/31/2003	(0.95)	11.12	21.74	380,638	0.50		4.33		427
03/31/2002	(0.97)	9.96	2.51	65,291	0.52	(c)	6.36		682
03/31/2001	(0.61)	10.65	15.52	234,088	0.56	(c)	6.13		1046
03/31/2000	(0.62)	9.79	1.26	217,410	0.57	(c)	6.29		320

(e)	Ratio of expenses to average net assets excluding interest expense is 0.55%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.08%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.59%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.80%.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	49

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Long-Term U.S. Government Fund (Cont.)
Administrative Class
03/31/2004	$11.12	$0.37	(a)	$0.47	(a)	$0.84	$(0.39)	$(0.22)	$0.00
03/31/2003	9.96	0.44	(a)	1.64	(a)	2.08	(0.45)	(0.47)	0.00
03/31/2002	10.65	0.64	(a)	(0.39	)(a)	0.25	(0.64)	(0.30)	0.00
03/31/2001	9.79	0.40	(a)	1.05	(a)	1.45	(0.59)	0.00	0.00
03/31/2000	10.30	0.57	(a)	(0.49	)(a)	0.08	(0.59)	0.00	0.00

Low Duration Fund
Institutional Class
03/31/2004	$10.33	$0.21	(a)	$0.07	(a)	$0.28	$(0.25)	$(0.05)	$0.00
03/31/2003	10.06	0.35	(a)	0.45	(a)	0.80	(0.39)	(0.14)	0.00
03/31/2002	10.03	0.54	(a)	0.04	(a)	0.58	(0.54)	(0.01)	0.00
03/31/2001	9.81	0.68	(a)	0.21	(a)	0.89	(0.67)	0.00	0.00
03/31/2000	10.10	0.64	(a)	(0.29	)(a)	0.35	(0.64)	0.00	0.00
Administrative Class
03/31/2004	10.33	0.18	(a)	0.08	(a)	0.26	(0.23)	(0.05)	0.00
03/31/2003	10.06	0.33	(a)	0.44	(a)	0.77	(0.36)	(0.14)	0.00
03/31/2002	10.03	0.50	(a)	0.05	(a)	0.55	(0.51)	(0.01)	0.00
03/31/2001	9.81	0.62	(a)	0.25	(a)	0.87	(0.65)	0.00	0.00
03/31/2000	10.10	0.61	(a)	(0.29	)(a)	0.32	(0.61)	0.00	0.00

Low Duration Fund II
Institutional Class
03/31/2004	$10.02	$0.20	(a)	$(0.03	)(a)	$0.17	$(0.25)	$(0.05)	$0.00
03/31/2003	9.77	0.33	(a)	0.40	(a)	0.73	(0.37)	(0.11)	0.00
03/31/2002	9.98	0.52	(a)	0.05	(a)	0.57	(0.51)	(0.27)	0.00
03/31/2001	9.69	0.62	(a)	0.29	(a)	0.91	(0.62)	0.00	0.00
03/31/2000	9.95	0.58	(a)	(0.27	)(a)	0.31	(0.57)	0.00	0.00
Administrative Class
03/31/2004	10.02	0.20	(a)	(0.05	)(a)	0.15	(0.23)	(0.05)	0.00
03/31/2003	9.77	0.31	(a)	0.39	(a)	0.70	(0.34)	(0.11)	0.00
03/31/2002	9.98	0.42	(a)	0.12	(a)	0.54	(0.48)	(0.27)	0.00
03/31/2001	9.69	0.59	(a)	0.30	(a)	0.89	(0.60)	0.00	0.00
03/31/2000	9.95	0.52	(a)	(0.23	)(a)	0.29	(0.55)	0.00	0.00

Low Duration Fund III
Institutional Class
03/31/2004	$10.24	$0.19	(a)	$0.01	(a)	$0.20	$(0.23)	$(0.06)	$0.00
03/31/2003	9.99	0.39	(a)	0.47	(a)	0.86	(0.42)	(0.19)	0.00
03/31/2002	9.87	0.45	(a)	0.16	(a)	0.61	(0.46)	(0.03)	0.00
03/31/2001	9.66	0.64	(a)	0.21	(a)	0.85	(0.64)	0.00	0.00
03/31/2000	9.98	0.61	(a)	(0.32	)(a)	0.29	(0.61)	0.00	0.00
Administrative Class
03/31/2004	10.24	0.17	(a)	0.00	(a)	0.17	(0.20)	(0.06)	0.00
03/31/2003	9.99	0.37	(a)	0.47	(a)	0.84	(0.40)	(0.19)	0.00
03/31/2002	9.87	0.43	(a)	0.16	(a)	0.59	(0.44)	(0.03)	0.00
03/31/2001	9.66	0.63	(a)	0.20	(a)	0.83	(0.62)	0.00	0.00
03/31/2000	9.98	0.57	(a)	(0.31	)(a)	0.26	(0.58)	0.00	0.00

Moderate Duration Fund
Institutional Class
03/31/2004	$10.46	$0.26	(a)	$0.32	(a)	$0.58	$(0.31)	$(0.17)	$0.00
03/31/2003	10.03	0.43	(a)	0.72	(a)	1.15	(0.44)	(0.28)	0.00
03/31/2002	10.00	0.46	(a)	0.23	(a)	0.69	(0.47)	(0.19)	0.00
03/31/2001	9.52	0.64	(a)	0.47	(a)	1.11	(0.63)	0.00	0.00
03/31/2000	9.94	0.60	(a)	(0.42	)(a)	0.18	(0.60)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.43%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.68%.

50	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Long-Term U.S. Government Fund (Cont.)
Administrative Class
03/31/2004	$(0.61)	$11.35	7.85%	$154,879	0.76	%(d)	3.36%	588%
03/31/2003	(0.92)	11.12	21.44	170,280	0.75		3.96	427
03/31/2002	(0.94)	9.96	2.25	246,304	0.77	(d)	6.02	682
03/31/2001	(0.59)	10.65	15.24	77,435	0.80	(d)	3.91	1046
03/31/2000	(0.59)	9.79	1.01	39,808	0.82	(d)	5.82	320

Low Duration Fund
Institutional Class
03/31/2004	$(0.30)	$10.31	2.74%	$9,779,729	0.43%		2.01%	247%
03/31/2003	(0.53)	10.33	8.07	7,371,811	0.43		3.43	218
03/31/2002	(0.55)	10.06	5.91	4,230,041	0.43		5.30	569
03/31/2001	(0.67)	10.03	9.44	3,950,592	0.49	(b)	6.86	348
03/31/2000	(0.64)	9.81	3.56	3,440,455	0.51	(b)	6.40	82
Administrative Class
03/31/2004	(0.28)	10.31	2.49	465,152	0.68		1.76	247
03/31/2003	(0.50)	10.33	7.81	396,817	0.68		3.20	218
03/31/2002	(0.52)	10.06	5.65	261,061	0.68		4.93	569
03/31/2001	(0.65)	10.03	9.17	151,774	0.74	(c)	6.31	348
03/31/2000	(0.61)	9.81	3.30	118,874	0.75	(c)	6.13	82

Low Duration Fund II
Institutional Class
03/31/2004	$(0.30)	$9.89	1.80%	$701,628	0.50%		2.06%	234%
03/31/2003	(0.48)	10.02	7.53	476,083	0.50		3.34	293
03/31/2002	(0.78)	9.77	5.75	360,070	0.50		5.22	582
03/31/2001	(0.62)	9.98	9.74	636,542	0.50		6.37	382
03/31/2000	(0.57)	9.69	3.28	467,997	0.57	(e)	5.88	117
Administrative Class
03/31/2004	(0.28)	9.89	1.56	1,313	0.75		2.00	234
03/31/2003	(0.45)	10.02	7.26	1,536	0.75		3.09	293
03/31/2002	(0.75)	9.77	5.48	626	0.75		4.19	582
03/31/2001	(0.60)	9.98	9.50	82	0.75		6.06	382
03/31/2000	(0.55)	9.69	3.01	71	1.17	(d)	5.30	117

Low Duration Fund III
Institutional Class
03/31/2004	$(0.29)	$10.15	2.02%	$87,641	0.52	%(e)	1.86%	216%
03/31/2003	(0.61)	10.24	8.83	65,441	0.50		3.87	230
03/31/2002	(0.49)	9.99	6.33	57,195	0.51	(e)	4.54	598
03/31/2001	(0.64)	9.87	9.06	42,924	0.50		6.53	419
03/31/2000	(0.61)	9.66	2.98	32,349	0.55	(e)	6.20	87
Administrative Class
03/31/2004	(0.26)	10.15	1.75	14	0.77	(d)	1.71	216
03/31/2003	(0.59)	10.24	8.57	17	0.75		3.68	230
03/31/2002	(0.47)	9.99	6.06	16	0.76	(d)	4.33	598
03/31/2001	(0.62)	9.87	8.82	11	0.75		6.49	419
03/31/2000	(0.58)	9.66	2.71	10	0.82	(d)	5.79	87

Moderate Duration Fund
Institutional Class
03/31/2004	$(0.48)	$10.56	5.74%	$1,583,593	0.45%		2.48%	183%
03/31/2003	(0.72)	10.46	11.75	1,085,141	0.45		4.15	458
03/31/2002	(0.66)	10.03	7.09	767,037	0.45		4.57	490
03/31/2001	(0.63)	10.00	12.09	576,911	0.45		6.54	377
03/31/2000	(0.60)	9.52	1.86	387,126	0.47	(f)	6.16	129

(d)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.45%.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	51

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Money Market Fund
Institutional Class
03/31/2004	$1.00	$0.01	(a)	$0.00	(a)	$0.01	$(0.01)	$0.00
03/31/2003	1.00	0.01	(a)	0.00	(a)	0.01	(0.01)	0.00
03/31/2002	1.00	0.03	(a)	0.00	(a)	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00
Administrative Class
03/31/2004	1.00	0.01	(a)	0.00	(a)	0.01	(0.01)	0.00
03/31/2003	1.00	0.01	(a)	0.00	(a)	0.01	(0.01)	0.00
03/31/2002	1.00	0.03	(a)	0.00	(a)	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00

Municipal Bond Fund
Institutional Class
03/31/2004	$10.18	$0.42	(a)	$0.14	(a)	$0.56	$(0.42)	$0.00
03/31/2003	10.03	0.46	(a)	0.18	(a)	0.64	(0.46)	(0.03)
03/31/2002	10.02	0.50	(a)	0.12	(a)	0.62	(0.50)	(0.11)
03/31/2001	9.47	0.48	(a)	0.54	(a)	1.02	(0.47)	0.00
03/31/2000	10.12	0.46	(a)	(0.65	)(a)	(0.19)	(0.46)	0.00
Administrative Class
03/31/2004	10.18	0.39	(a)	0.14	(a)	0.53	(0.39)	0.00
03/31/2003	10.03	0.43	(a)	0.19	(a)	0.62	(0.44)	(0.03)
03/31/2002	10.02	0.45	(a)	0.15	(a)	0.60	(0.48)	(0.11)
03/31/2001	9.47	0.45	(a)	0.55	(a)	1.00	(0.45)	0.00
03/31/2000	10.12	0.44	(a)	(0.65	)(a)	(0.21)	(0.44)	0.00

New York Municipal Bond Fund
Institutional Class
03/31/2004	$10.68	$0.37	(a)	$0.21	(a)	$0.58	$(0.37)	$(0.02)
03/31/2003	10.35	0.44	(a)	0.45	(a)	0.89	(0.44)	(0.12)
03/31/2002	10.64	0.49	(a)	0.17	(a)	0.66	(0.49)	(0.46)
03/31/2001	9.94	0.45	(a)	0.79	(a)	1.24	(0.45)	(0.09)
08/31/1999 - 03/31/2000	10.00	0.23	(a)	(0.04	)(a)	0.19	(0.23)	(0.02)

Real Return Asset Fund
Institutional Class
03/31/2004	$11.14	$0.50	(a)	$1.59	(a)	$2.09	$(0.56)	$(0.33)
03/31/2003	9.50	0.51	(a)	1.74	(a)	2.25	(0.56)	(0.05)
11/12/2001 - 03/31/2002	10.00	0.05	(a)	(0.50	)(a)	(0.45)	(0.05)	0.00

Real Return Fund
Institutional Class
03/31/2004	$11.42	$0.37	(a)	$0.91	(a)	$1.28	$(0.40)	$(0.51)
03/31/2003	10.29	0.51	(a)	1.30	(a)	1.81	(0.53)	(0.15)
03/31/2002	10.40	0.42	(a)	0.06	(a)	0.48	(0.49)	(0.10)
03/31/2001	9.92	0.76	(a)	0.60	(a)	1.36	(0.80)	(0.08)
03/31/2000	9.83	0.68	(a)	0.11	(a)	0.79	(0.68)	(0.02)

Administrative Class
03/31/2004	11.42	0.31	(a)	0.94	(a)	1.25	(0.37)	(0.51)
03/31/2003	10.29	0.50	(a)	1.28	(a)	1.78	(0.50)	(0.15)
03/31/2002	10.40	0.32	(a)	0.13	(a)	0.45	(0.46)	(0.10)
04/28/2000 - 03/31/2001	9.95	0.62	(a)	0.58	(a)	1.20	(0.67)	(0.08)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.70%.

52	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Money Market Fund
Institutional Class
03/31/2004	$(0.01)	$1.00	0.78%	$162,169	0.35%		0.76%	N/A
03/31/2003	(0.01)	1.00	1.34	133,701	0.35		1.28	N/A
03/31/2002	(0.03)	1.00	2.91	104,369	0.35		2.87	N/A
03/31/2001	(0.06)	1.00	6.20	135,990	0.35		6.02	N/A
03/31/2000	(0.05)	1.00	5.21	305,016	0.35		5.04	N/A
Administrative Class
03/31/2004	(0.01)	1.00	0.53	7,035	0.60		0.53	N/A
03/31/2003	(0.01)	1.00	1.08	17,522	0.60		1.14	N/A
03/31/2002	(0.03)	1.00	2.65	13,360	0.60		2.33	N/A
03/31/2001	(0.06)	1.00	5.94	7,165	0.60		5.75	N/A
03/31/2000	(0.05)	1.00	4.96	9,791	0.60		4.79	N/A

Municipal Bond Fund
Institutional Class
03/31/2004	$(0.42)	$10.32	5.57%	$126,522	0.49%		4.06%	115%
03/31/2003	(0.49)	10.18	6.48	100,773	0.49		4.47	108
03/31/2002	(0.61)	10.03	6.32	51,622	0.50		4.95	231
03/31/2001	(0.47)	10.02	11.13	23,478	0.50		4.89	306
03/31/2000	(0.46)	9.47	(1.81)	5,684	0.50		4.80	145
Administrative Class
03/31/2004	(0.39)	10.32	5.31	24,245	0.74		3.81	115
03/31/2003	(0.47)	10.18	6.22	69,661	0.74		4.22	108
03/31/2002	(0.59)	10.03	6.07	41,816	0.74		4.41	231
03/31/2001	(0.45)	10.02	10.86	4,811	0.75	(h)	4.66	306
03/31/2000	(0.44)	9.47	(2.07)	3,141	0.75	(h)	4.58	145

New York Municipal Bond Fund
Institutional Class
03/31/2004	$(0.39)	$10.87	5.49%	$2,068	0.47%		3.40%	147%
03/31/2003	(0.56)	10.68	8.79	3,108	0.48	(k)	4.10	227
03/31/2002	(0.95)	10.35	6.46	2,882	0.49		4.57	204
03/31/2001	(0.54)	10.64	12.77	3,753	0.50	(i)	4.41	973
08/31/1999 - 03/31/2000	(0.25)	9.94	1.93	3,058	0.49	*(j)	4.00 *	270

Real Return Asset Fund
Institutional Class
03/31/2004	$(0.89)	$12.34	19.57%	$277,777	0.66	%(f)	4.31%	553%
03/31/2003	(0.61)	11.14	24.35	70,886	0.68		4.77	157
11/12/2001 - 03/31/2002	(0.05)	9.50	(4.47)	20,747	0.75	*	1.31 *	107

Real Return Fund
Institutional Class
03/31/2004	$(0.91)	$11.79	11.74%	$3,416,647	0.45%		3.25%	308%
03/31/2003	(0.68)	11.42	17.99	2,046,641	0.47	(d)	4.61	191
03/31/2002	(0.59)	10.29	4.68	1,250,056	0.47	(g)	4.08	237
03/31/2001	(0.88)	10.40	14.44	557,849	0.54	(c)	7.57	202
03/31/2000	(0.70)	9.92	8.37	207,826	0.53	(c)	6.91	253

Administrative Class
03/31/2004	(0.88)	11.79	11.47	870,562	0.70		2.73	308
03/31/2003	(0.65)	11.42	17.67	319,993	0.72	(e)	4.49	191
03/31/2002	(0.56)	10.29	4.39	298,192	0.71	(g)	3.07	237
04/28/2000 - 03/31/2001	(0.75)	10.40	12.70	51,359	0.80	*(b)	6.61 *	202

(f)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(g)	Effective October 1, 2001, the administrative expense was reduced to 0.20%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.74%.
(i)	Ratio of expenses to average net assets excluding interest expense is 0.49%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.30%.
(k)	Ratio of expenses to average net assets excluding interest expense is 0.47%.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	53

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Real Return Fund II
Institutional Class
03/31/2004	$10.91	$0.30	(a)	$0.86	(a)	$1.16	$(0.34)	$(0.18)
03/31/2003	9.93	0.48	(a)	1.27	(a)	1.75	(0.49)	(0.28)
02/28/2002 - 03/31/2002	10.00	0.05	(a)	(0.07	)(a)	(0.02)	(0.05)	0.00

RealEstateRealReturn Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$10.00	$2.14	(a)	$0.68	(a)	$2.82	$(0.84)	$0.00

Short Duration Municipal Income Fund
Institutional Class
03/31/2004	$10.16	$0.22	(a)	$0.01	(a)	$0.23	$(0.22)	$0.00
03/31/2003	10.17	0.27	(a)	(0.02	)(a)	0.25	(0.26)	0.00
03/31/2002	10.16	0.38	(a)	0.05	(a)	0.43	(0.38)	(0.04)
03/31/2001	9.99	0.45	(a)	0.16	(a)	0.61	(0.44)	0.00
08/31/1999 - 03/31/2000	10.00	0.23	(a)	(0.01	)(a)	0.22	(0.23)	0.00
Administrative Class
03/31/2004	10.16	0.18	(a)	0.02	(a)	0.20	(0.19)	0.00
10/22/2002 - 03/31/2003	10.12	0.11	(a)	0.04	(a)	0.15	(0.11)	0.00

Short-Term Fund
Institutional Class
03/31/2004	$10.04	$0.15	(a)	$0.06	(a)	$0.21	$(0.17)	$(0.01)
03/31/2003	10.00	0.28	(a)	0.07	(a)	0.35	(0.29)	(0.02)
03/31/2002	10.03	0.39	(a)	0.02	(a)	0.41	(0.42)	(0.02)
03/31/2001	9.95	0.64	(a)	0.10	(a)	0.74	(0.64)	(0.02)
03/31/2000	10.03	0.59	(a)	(0.08	)(a)	0.51	(0.59)	0.00
Administrative Class
03/31/2004	10.04	0.12	(a)	0.07	(a)	0.19	(0.15)	(0.01)
03/31/2003	10.00	0.25	(a)	0.08	(a)	0.33	(0.27)	(0.02)
03/31/2002	10.03	0.29	(a)	0.09	(a)	0.38	(0.39)	(0.02)
03/31/2001	9.95	0.60	(a)	0.12	(a)	0.72	(0.62)	(0.02)
03/31/2000	10.03	0.57	(a)	(0.09	)(a)	0.48	(0.56)	0.00

StocksPLUS Fund
Institutional Class
03/31/2004	$7.72	$1.41	(a)	$1.27	(a)	$2.68	$(0.73)	$0.00
03/31/2003	10.11	(0.77	)(a)	(1.49	)(a)	(2.26)	(0.13)	0.00
03/31/2002	10.20	0.37	(a)	(0.21	)(a)	0.16	(0.25)	0.00
03/31/2001	14.15	0.06	(a)	(2.84	)(a)	(2.78)	(0.26)	(0.91)
03/31/2000	14.32	1.08	(a)	1.33	(a)	2.41	(1.10)	(1.48)
Administrative Class
03/31/2004	7.57	1.17	(a)	1.43	(a)	2.60	(0.71)	0.00
03/31/2003	9.94	(0.75	)(a)	(1.50	)(a)	(2.25)	(0.12)	0.00
03/31/2002	10.08	0.30	(a)	(0.20	)(a)	0.10	(0.24)	0.00
03/31/2001	14.03	(0.07	)(a)	(2.72	)(a)	(2.79)	(0.25)	(0.91)
03/31/2000	14.25	1.10	(a)	1.23	(a)	2.33	(1.07)	(1.48)

StocksPLUS Total Return Fund
Institutional Class
03/31/2004	$9.10	$0.08	(a)	$3.38	(a)	$3.46	$(0.04)	$(0.39)
06/28/2002 - 03/31/2003	10.00	0.11	(a)	(0.89	)(a)	(0.78)	(0.08)	(0.04)

StocksPLUS TR Short Strategy Fund
Institutional Class
07/23/2003 - 03/31/2004	$10.00	$0.04	(a)	$0.53	(a)	$0.57	$(0.03)	$0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.70%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.39%.

54	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Real Return Fund II
Institutional Class
03/31/2004	$(0.52)	$11.55	10.94%	$62,946	0.45%		2.74%	167%
03/31/2003	(0.77)	10.91	18.14	19,410	0.46	(b)	4.50	170
02/28/2002 - 03/31/2002	(0.05)	9.93	(0.22)	15,969	0.45	*	5.48 *	0

RealEstateRealReturn Strategy Fund
Institutional Class
10/30/2003 - 03/31/2004	$(0.84)	$11.98	29.61%	$283,084	0.74	%*(f)	46.79%*	158%

Short Duration Municipal Income Fund
Institutional Class
03/31/2004	$(0.22)	$10.17	2.25%	$110,601	0.39%		2.13%	226%
03/31/2003	(0.26)	10.16	2.52	75,543	0.39		2.64	152
03/31/2002	(0.42)	10.17	4.30	30,906	0.39		3.75	107
03/31/2001	(0.44)	10.16	6.22	13,645	0.40	(e)	4.48	208
08/31/1999 - 03/31/2000	(0.23)	9.99	2.19	10,725	0.39	*(g)	3.92 *	171
Administrative Class
03/31/2004	(0.19)	10.17	1.98	249	0.64		1.80	226
10/22/2002 - 03/31/2003	(0.11)	10.16	1.48	715	0.64	*	2.42 *	152

Short-Term Fund
Institutional Class
03/31/2004	$(0.18)	$10.07	2.10%	$2,460,266	0.45%		1.49%	268%
03/31/2003	(0.31)	10.04	3.60	1,720,546	0.45		2.76	77
03/31/2002	(0.44)	10.00	4.11	1,053,121	0.57	(b)	3.88	131
03/31/2001	(0.66)	10.03	7.65	524,693	1.01	(b)	6.42	121
03/31/2000	(0.59)	9.95	5.19	589,203	0.64	(b)	5.88	38
Administrative Class
03/31/2004	(0.16)	10.07	1.84	333,485	0.70		1.24	268
03/31/2003	(0.29)	10.04	3.34	258,495	0.70		2.53	77
03/31/2002	(0.41)	10.00	3.85	290,124	0.74	(c)	2.88	131
03/31/2001	(0.64)	10.03	7.40	4,610	1.25	(c)	6.01	121
03/31/2000	(0.56)	9.95	4.91	15,137	0.89	(c)	5.67	38

StocksPLUS Fund
Institutional Class
03/31/2004	$(0.73)	$9.67	35.04%	$737,385	0.65%		15.07%	287%
03/31/2003	(0.13)	7.72	(22.42)	329,912	0.65		(9.28)	282
03/31/2002	(0.25)	10.11	1.53	410,288	0.66	(d)	3.65	455
03/31/2001	(1.17)	10.20	(20.93)	420,050	0.65		0.48	270
03/31/2000	(2.58)	14.15	17.82	620,144	0.65		7.42	92
Administrative Class
03/31/2004	(0.71)	9.46	34.68	488,076	0.90		12.76	287
03/31/2003	(0.12)	7.57	(22.66)	124,597	0.90		(9.28)	282
03/31/2002	(0.24)	9.94	0.92	80,683	0.90		2.98	455
03/31/2001	(1.16)	10.08	(21.21)	35,474	0.90		(0.55)	270
03/31/2000	(2.55)	14.03	17.31	28,403	0.90		7.61	92

StocksPLUS Total Return Fund
Institutional Class
03/31/2004	$(0.43)	$12.13	38.42%	$220,622	0.74	%(h)	0.64%	282%
06/28/2002 - 03/31/2003	(0.12)	9.10	(7.83)	4,185	0.74	*	1.62 *	398

StocksPLUS TR Short Strategy Fund
Institutional Class
07/23/2003 - 03/31/2004	$(0.03)	$10.54	5.68%	$3,623	0.75	%*(k)(i)	0.62%*	190%

(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.78%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.62%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.75%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.06%.
(k)	Ratio of expenses to average net assets excluding interest expense is 0.74%.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	55

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Total Return Fund II
Institutional Class
03/31/2004	$10.36	$0.25	(a)	$0.33	(a)	$0.58	$(0.28)	$(0.14)
03/31/2003	10.10	0.39	(a)	0.71	(a)	1.10	(0.40)	(0.44)
03/31/2002	10.27	0.48	(a)	0.21	(a)	0.69	(0.48)	(0.38)
03/31/2001	9.67	0.62	(a)	0.60	(a)	1.22	(0.62)	0.00
03/31/2000	10.11	0.58	(a)	(0.44	)(a)	0.14	(0.58)	0.00
Administrative Class
03/31/2004	10.36	0.23	(a)	0.33	(a)	0.56	(0.26)	(0.14)
03/31/2003	10.10	0.36	(a)	0.72	(a)	1.08	(0.38)	(0.44)
03/31/2002	10.27	0.45	(a)	0.21	(a)	0.66	(0.45)	(0.38)
03/31/2001	9.67	0.59	(a)	0.60	(a)	1.19	(0.59)	0.00
03/31/2000	10.11	0.55	(a)	(0.44	)(a)	0.11	(0.55)	0.00

Total Return Fund III
Institutional Class
03/31/2004	$9.57	$0.26	(a)	$0.31	(a)	$0.57	$(0.29)	$(0.21)
03/31/2003	9.24	0.43	(a)	0.66	(a)	1.09	(0.43)	(0.33)
03/31/2002	9.19	0.51	(a)	0.19	(a)	0.70	(0.51)	(0.14)
03/31/2001	8.74	0.57	(a)	0.45	(a)	1.02	(0.57)	0.00
03/31/2000	9.27	0.55	(a)	(0.53	)(a)	0.02	(0.55)	0.00
Administrative Class
03/31/2004	9.57	0.25	(a)	0.29	(a)	0.54	(0.26)	(0.21)
03/31/2003	9.24	0.40	(a)	0.66	(a)	1.06	(0.40)	(0.33)
03/31/2002	9.19	0.50	(a)	0.17	(a)	0.67	(0.48)	(0.14)
03/31/2001	8.74	0.55	(a)	0.45	(a)	1.00	(0.55)	0.00
03/31/2000	9.27	0.54	(a)	(0.54	)(a)	0.00	(0.53)	0.00

Total Return Mortgage Fund
Institutional Class
03/31/2004	$10.75	$0.20	(a)	$0.31	(a)	$0.51	$(0.31)	$(0.12)
03/31/2003	10.35	0.26	(a)	0.71	(a)	0.97	(0.30)	(0.27)
03/31/2002	10.42	0.47	(a)	0.33	(a)	0.80	(0.47)	(0.40)
03/31/2001	9.97	0.63	(a)	0.63	(a)	1.26	(0.63)	(0.18)
03/31/2000	10.19	0.59	(a)	(0.21	)(a)	0.38	(0.59)	(0.01)
Administrative Class
03/31/2004	10.75	0.18	(a)	0.31	(a)	0.49	(0.29)	(0.12)
03/31/2003	10.35	0.24	(a)	0.70	(a)	0.94	(0.27)	(0.27)
12/13/2001 - 03/31/2002	10.31	0.10	(a)	0.04	(a)	0.14	(0.10)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

56	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Total Return Fund II
Institutional Class
03/31/2004	$(0.42)	$10.52	5.71%	$2,335,828	0.50%		2.41%	262%
03/31/2003	(0.84)	10.36	11.23	2,186,008	0.50		3.74	222
03/31/2002	(0.86)	10.10	6.89	1,775,255	0.50		4.61	473
03/31/2001	(0.62)	10.27	13.02	1,606,998	0.51	(c)	6.24	566
03/31/2000	(0.58)	9.67	1.46	1,263,556	0.50		5.89	142
Administrative Class
03/31/2004	(0.40)	10.52	5.45	114,148	0.75		2.17	262
03/31/2003	(0.82)	10.36	10.96	133,732	0.75		3.49	222
03/31/2002	(0.83)	10.10	6.64	111,068	0.75		4.31	473
03/31/2001	(0.59)	10.27	12.74	77,183	0.76	(b)	6.00	566
03/31/2000	(0.55)	9.67	1.20	56,755	0.75		5.56	142

Total Return Fund III
Institutional Class
03/31/2004	$(0.50)	$9.64	6.08%	$1,320,459	0.50%		2.75%	180%
03/31/2003	(0.76)	9.57	12.20	982,838	0.50		4.52	221
03/31/2002	(0.65)	9.24	7.76	844,807	0.50		5.44	449
03/31/2001	(0.57)	9.19	12.15	868,757	0.50		6.46	581
03/31/2000	(0.55)	8.74	0.33	635,592	0.50		6.21	186
Administrative Class
03/31/2004	(0.47)	9.64	5.82	4,776	0.75		2.55	180
03/31/2003	(0.73)	9.57	11.93	4,630	0.75		4.24	221
03/31/2002	(0.62)	9.24	7.42	1,167	0.75		5.36	449
03/31/2001	(0.55)	9.19	11.83	11,223	0.75		6.12	581
03/31/2000	(0.53)	8.74	0.08	10,144	0.75		6.11	186

Total Return Mortgage Fund
Institutional Class
03/31/2004	$(0.43)	$10.83	4.89%	$59,811	0.55	%(c)	1.89%	993%
03/31/2003	(0.57)	10.75	9.48	69,700	0.50		2.46	844
03/31/2002	(0.87)	10.35	7.86	20,635	0.50		4.44	1193
03/31/2001	(0.81)	10.42	13.14	20,314	0.50		6.22	848
03/31/2000	(0.60)	9.97	3.91	3,971	0.50		5.94	1476
Administrative Class
03/31/2004	(0.41)	10.83	4.63	14,996	0.80	(b)	1.70	993
03/31/2003	(0.54)	10.75	9.22	14,920	0.75		2.22	844
12/13/2001 - 03/31/2002	(0.10)	10.35	1.38	8,479	0.75	*	3.24 *	1193

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	57

Statements of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts

	All Asset All Authority Fund	All Asset Fund	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Commodity- Real Return Strategy Fund	Convertible Fund	Diversified Income Fund	Emerging Markets Bond Fund	European Convertible Fund

Assets:
Investments, at value	$66,292	$1,818,282	$124,879	$15,904	$4,697,733	$14,209	$718,103	$1,752,373	$107,887
Cash	430	21,631	25	1	5	247	10,135	2,652	0
Foreign currency, at value	0	0	0	0	46	0	885	0	89
Receivable for investments sold	136	2,176	0	0	0	0	0	391,364	0
Receivable for investments sold on delayed delivery basis	0	0	0	0	1,027	0	0	7,605	0
Unrealized appreciation on forward foreign currency contracts	0	0	0	0	52	0	630	778	133
Receivable for Fund shares sold	42	32,390	76	2	109,191	114	24,106	8,203	0
Interest and dividends receivable	71	2,505	1,755	191	148,684	56	9,539	19,845	1,053
Variation margin receivable	0	0	0	33	0	0	191	0	0
Manager reimbursement receivable	79	88	0	0	2	0	12	0	0
Swap premiums paid	0	0	878	0	564	0	2,251	567	0
Unrealized appreciation on swap agreements	0	0	1,261	0	1,037	0	123	5,111	0
Unrealized appreciation on forward volatility options	0	0	0	0	0	0	0	0	0
Other assets	0	0	0	0	2	0	0	21	0

	67,050	1,877,072	128,874	16,131	4,958,343	14,626	765,975	2,188,519	109,162

Liabilities:
Payable for investments purchased	$71	$32,539	$0	$0	$51,791	$0	$15,548	$5,135	$0
Payable for investments purchased on delayed delivery basis	0	0	0	0	776,188	0	0	722,153	0
Unrealized depreciation on forward foreign currency contracts	0	0	0	0	228	1	27	75	231
Payable for short sales	0	0	0	0	1,027	0	0	0	0
Due to Custodian	0	0	0	0	0	0	0	0	250
Written options outstanding	0	0	371	76	1,681	0	594	0	0
Payable for Fund shares redeemed	0	761	131	0	7,395	0	689	3,904	2,409
Dividends payable	0	0	82	6	0	0	681	692	0
Interest payable	0	0	0	0	0	0	0	0	0
Accrued investment advisory fee	11	277	27	3	1,436	7	258	567	49
Accrued administration fee	2	305	31	4	1,145	5	183	586	25
Accrued distribution fee	0	212	0	0	444	0	15	136	0
Accrued servicing fee	0	147	11	1	412	0	14	137	0
Accrued revolving credit fee	24	0	0	0	0	0	0	0	0
Variation margin payable	0	0	98	34	0	0	0	0	0
Recoupment payable to Manager	0	0	0	0	0	3	0	0	0
Swap premiums received	0	0	204	0	563	0	0	1	0
Unrealized depreciation on swap agreements	0	0	810	0	0	0	849	417	0
Other liabilities	8,100	0	0	0	7,983	0	0	0	0

	8,208	34,241	1,765	124	850,293	16	18,858	733,803	2,964

Net Assets	$58,842	$1,842,831	$127,109	$16,007	$4,108,050	$14,610	$747,117	$1,454,716	$106,198

Net Assets Consist of:
Paid in capital	$57,043	$1,742,205	$124,550	$15,552	$3,743,483	$37,810	$733,940	$1,349,011	$102,785
Undistributed (overdistributed) net investment income	439	11,567	300	2	284,697	253	662	49,526	(114)
Accumulated undistributed net realized gain (loss)	(140)	6,708	(2,101)	(170)	(10)	(24,125)	562	(3,487)	(372)

Net unrealized appreciation (depreciation)	1,500	82,351	4,360	623	79,880	672	11,953	59,666	3,899

	$58,842	$1,842,831	$127,109	$16,007	$4,108,050	$14,610	$747,117	$1,454,716	$106,198

Net Assets:
Institutional Class	$58,842	$1,022,553	$73,136	$10,800	$1,780,461	$13,666	$676,454	$779,572	$106,198
Administrative Class	0	9,433	2,117	11	28,721	944	0	10,108	0
Other Classes	0	810,845	51,856	5,196	2,298,868	0	70,663	665,036	0

Shares Issued and Outstanding:
Institutional Class	5,417	79,844	7,157	1,037	113,290	1,135	62,395	72,630	8,498
Administrative Class	0	737	207	1	1,832	77	0	942	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.86	$12.81	$10.22	$10.42	$15.72	$12.04	$10.84	$10.73	$12.50
Administrative Class	0.00	12.80	10.22	10.42	15.68	12.24	0.00	10.73	0.00

Cost of Investments Owned	$64,792	$1,735,931	$120,499	$15,248	$4,615,793	$13,535	$707,073	$1,698,134	$103,881

Cost of Foreign Currency Held	$0	$0	$0	$0	$45	$0	$881	$0	$88

58	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	European StocksPLUS TR Strategy Fund	Far East (ex-Japan) StocksPLUS TR Strategy Fund	Foreign Bond Fund	Global Bond Fund	Global Bond Fund II	GNMA Fund	High Yield Fund	International StocksPLUS TR Strategy Fund

Assets:
Investments, at value	$7,950	$8,399	$1,859,466	$1,120,891	$189,389	$595,894	$7,319,222	$18,824
Cash	1	1	2,895	4,020	0	0	2,148	0
Foreign currency, at value	57	47	16,969	9,254	2,456	0	18,818	188
Receivable for investments sold	0	0	149,283	18,263	1,964	135,479	51,324	282
Receivable for investments sold on delayed delivery basis	0	0	292,659	108,243	18,136	0	0	0
Unrealized appreciation on forward foreign currency contracts	29	13	5,847	14,351	472	0	6,917	2
Receivable for Fund shares sold	0	0	4,641	2,703	704	12,691	21,415	32
Interest and dividends receivable	8	8	29,723	12,130	2,465	609	138,657	193
Variation margin receivable	22	20	3,781	2,872	795	0	1,170	35
Manager reimbursement receivable	10	10	0	0	0	0	0	16
Swap premiums paid	3	3	18,316	5,061	1,239	316	2,497	2
Unrealized appreciation on swap agreements	4	5	4,349	2,060	405	0	3,489	3
Unrealized appreciation on forward volatility options	0	0	404	144	34	0	0	0
Other assets	0	62	0	0	0	8	0	99

	8,084	8,568	2,388,333	1,299,992	218,059	744,997	7,565,657	19,676

Liabilities:
Payable for investments purchased	$205	$205	$107,749	$78,120	$10,105	$302,628	$86,063	$886
Payable for investments purchased on delayed delivery basis	0	0	409,330	212,144	27,116	0	0	0
Unrealized depreciation on forward foreign currency contracts	2	100	11,635	962	835	0	0	0
Payable for short sales	0	0	212,473	61,151	0	29,189	0	0
Due to Custodian	0	0	0	0	0	3	0	82
Written options outstanding	0	0	15,768	6,353	1,551	810	22,755	0
Payable for Fund shares redeemed	31	25	2,900	393	135	1,292	23,192	0
Dividends payable	0	0	457	239	51	83	11,922	0
Interest payable	322	215	0	0	0	0	0	0
Accrued investment advisory fee	4	4	333	179	36	64	1,589	8
Accrued administration fee	2	2	431	214	50	90	2,056	5
Accrued distribution fee	0	0	114	8	20	0	1,362	0
Accrued servicing fee	0	0	123	0	12	118	778	1
Accrued revolving credit fee	0	0	0	0	0	0	0	0
Variation margin payable	0	0	879	1,091	457	0	0	0
Recoupment payable to Manager	0	0	0	0	0	0	0	0
Swap premiums received	0	0	3,381	1,632	620	0	0	0
Unrealized depreciation on swap agreements	0	0	38,272	18,989	3,200	125	15,588	0
Other liabilities	15	10	5,160	2,551	49	0	8	24

	581	561	809,005	384,026	44,237	334,402	165,313	1,006

Net Assets	$7,503	$8,007	$1,579,328	$915,966	$173,822	$410,595	$7,400,344	$18,670

Net Assets Consist of:
Paid in capital	$7,483	$7,791	$1,533,229	$850,329	$169,436	$406,799	$7,536,222	$17,466
Undistributed (overdistributed) net investment income	(28)	233	(73,069)	26,221	(3,618)	3,519	(44,466)	899
Accumulated undistributed net realized gain (loss)	(63)	(14)	(82)	3,075	1,082	(56)	(430,828)	129

Net unrealized appreciation (depreciation)	111	(3)	119,250	36,341	6,922	333	339,416	176

	$7,503	$8,007	$1,579,328	$915,966	$173,822	$410,595	$7,400,344	$18,670

Net Assets:
Institutional Class	$7,503	$8,007	$949,420	$874,145	$115,430	$206,674	$3,084,338	$17,420
Administrative Class	0	0	44,548	41,821	10	0	668,731	0
Other Classes	0	0	585,360	0	58,382	203,921	3,647,275	1,250

Shares Issued and Outstanding:
Institutional Class	727	728	90,264	83,425	11,506	18,631	318,294	1,617
Administrative Class	0	0	4,235	3,991	1	0	69,011	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.32	$10.99	$10.52	$10.48	$10.03	$11.09	$9.69	$10.77
Administrative Class	0.00	0.00	10.52	10.48	10.03	0.00	9.69	0.00

Cost of Investments Owned	$7,939	$8,385	$1,696,724	$1,077,364	$178,871	$595,509	$6,980,024	$18,768

Cost of Foreign Currency Held	$57	$47	$16,698	$9,119	$2,440	$0	$18,431	$187

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	59

Statements of Assets and Liabilities (Cont.)

March 31, 2004

Amounts in thousands, except per share amounts

	Investment Grade Corporate Bond Fund	Japanese StocksPLUS TR Strategy Fund	Long-Term U.S. Government Fund	Low Duration Fund	Low Duration Fund II	Low Duration Fund III	Moderate Duration Fund	Money Market Fund	Municipal Bond Fund

Assets:
Investments, at value	$30,869	$3,913	$890,242	$14,743,415	$758,044	$92,255	$1,638,861	$305,925	$371,822
Repurchase agreement, at value	0	0	0	0	0	0	0	80,192	0
Cash	201	0	1	18	1	1	10,168	1	97
Foreign currency, at value	132	44	0	88,343	0	524	12,155	0	0
Receivable for investments sold	111	0	153,653	71,200	8,787	140	27,527	0	0
Receivable for investments sold on delayed delivery basis	0	0	0	0	0	0	4,876	0	0
Unrealized appreciation on forward foreign currency contracts	6	1	0	6,339	0	41	325	0	0
Receivable for Fund shares sold	0	0	994	94,493	1,162	1	6,247	1,404	877
Interest and dividends receivable	394	251	7,178	39,743	1,704	234	5,118	471	5,427
Variation margin receivable	22	7	8,479	2,290	132	32	2,437	0	505
Manager reimbursement receivable	0	10	0	0	0	0	0	0	0
Swap premiums paid	3	3	0	14,154	0	42	12	0	0
Unrealized appreciation on swap agreements	0	4	0	2,175	1	15	197	0	0
Other assets	0	0	0	0	0	0	0	0	0

	31,738	4,233	1,060,547	15,062,170	769,831	93,285	1,707,923	387,993	378,728

Liabilities:
Payable for investments purchased	$0	$205	$130,947	$97,956	$65,841	$5,260	$115,259	$0	$10,967
Payable for investments purchased on delayed delivery basis	503	0	93,792	67,149	0	140	0	0	0
Unrealized depreciation on forward foreign currency contracts	0	20	0	120	0	0	11	0	0
Payable for short sales	0	0	101,344	0	0	0	5,630	0	0
Written options outstanding	42	0	931	4,815	283	66	241	0	1,297
Payable for Fund shares redeemed	64	0	2,850	77,742	396	62	2,194	4,217	370
Dividends payable	8	0	189	3,403	70	9	295	10	332
Interest payable	0	0	0	0	0	0	0	0	0
Accrued investment advisory fee	6	2	153	3,140	150	21	331	50	78
Accrued administration fee	7	1	188	3,030	150	21	264	101	103
Accrued distribution fee	0	0	144	975	0	0	0	12	70
Accrued servicing fee	0	0	58	966	0	0	0	24	46
Variation margin payable	0	0	6,912	0	0	17	68	0	863
Recoupment payable to Manager	0	0	0	0	0	0	0	0	0
Swap premiums received	0	0	0	0	0	0	16	0	0
Unrealized depreciation on swap agreements	23	0	0	8,731	0	34	21	0	0
Other liabilities	10	2	0	0	0	0	0	0	0

	663	230	337,508	268,027	66,890	5,630	124,330	4,414	14,126

Net Assets	$31,075	$4,003	$723,039	$14,794,143	$702,941	$87,655	$1,583,593	$383,579	$364,602

Net Assets Consist of:
Paid in capital	$29,647	$3,551	$684,518	$14,646,330	$699,778	$86,428	$1,532,850	$383,555	$356,034
Undistributed (overdistributed) net investment income	444	389	14,204	46,365	(70)	199	10,694	24	(38)
Accumulated undistributed net realized gain (loss)	95	26	(3,064)	7,569	(4,750)	89	2,946	0	(6,697)
Net unrealized appreciation (depreciation)	889	37	27,381	93,879	7,983	939	37,103	0	15,303

	$31,075	$4,003	$723,039	$14,794,143	$702,941	$87,655	$1,583,593	$383,579	$364,602

Net Assets:
Institutional Class	$30,268	$4,003	$296,982	$9,779,729	$701,628	$87,641	$1,583,593	$162,169	$126,522
Administrative Class	807	0	154,879	465,152	1,313	14	0	7,035	24,245
Other Classes	0	0	271,178	4,549,262	0	0	0	214,375	213,835

Shares Issued and Outstanding:
Institutional Class	2,786	354	26,173	948,287	70,960	8,638	150,024	162,169	12,263
Administrative Class	74	0	13,650	45,103	133	1	0	7,035	2,350

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.86	$11.32	$11.35	$10.31	$9.89	$10.15	$10.56	$1.00	$10.32
Administrative Class	10.86	0.00	11.35	10.31	9.89	10.15	0.00	1.00	10.32

Cost of Investments Owned	$29,992	$3,886	$867,876	$14,666,201	$750,991	$91,472	$1,611,466	$386,117	$354,491

Cost of Foreign Currency Held	$131	$44	$0	$87,504	$0	$523	$12,090	$0	$0

60	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	New York Municipal Bond Fund	Real Return Asset Fund	Real Return Fund	Real Return Fund II	RealEstate- RealReturn Strategy Fund	Short Duration Municipal Income Fund	Short-Term Fund	StocksPLUS Fund

Assets:
Investments, at value	$21,250	$387,156	$13,557,754	$59,913	$379,977	$485,077	$4,284,543	$1,662,673
Repurchase agreement, at value	0	0	0	0	0	0	0	0
Cash	1	1	0	1	0	108	3,372	2,033
Foreign currency, at value	0	12	1,973	0	0	0	7,688	8,280
Receivable for investments sold	0	0	0	0	0	0	2	5,588
Receivable for investments sold on delayed delivery basis	0	0	772,074	0	0	0	175,771	0
Unrealized appreciation on forward foreign currency contracts	0	58	1,156	0	0	0	52	38
Receivable for Fund shares sold	26	28	84,407	2,725	6,425	4,160	9,059	1,716
Interest and dividends receivable	264	3,338	105,171	466	16,639	4,876	14,171	1,921
Variation margin receivable	1	0	1,462	0	0	305	10,158	6,766
Manager reimbursement receivable	0	0	0	0	22	0	0	0
Swap premiums paid	0	77	3,150	5	54	0	2,554	0
Unrealized appreciation on swap agreements	0	0	1,074	0	86	0	5,987	1
Other assets	0	0	0	0	0	0	20	0

	21,542	390,670	14,528,221	63,110	403,203	494,526	4,513,377	1,689,016

Liabilities:
Payable for investments purchased	$0	$0	$23,542	$0	$15,302	$3,208	$20,469	$21,408
Payable for investments purchased on delayed delivery basis	0	111,679	2,807,794	0	80,270	533	0	0
Unrealized depreciation on forward foreign currency contracts	0	0	773	0	0	0	0	69
Payable for short sales	0	0	534,274	0	0	0	179,317	0
Written options outstanding	79	448	16,748	112	44	1,256	9,541	1,043
Payable for Fund shares redeemed	2	90	18,252	0	546	4,103	32,908	1,297
Dividends payable	17	9	3,818	27	0	186	829	0
Interest payable	0	0	0	0	0	0	0	291
Accrued investment advisory fee	5	94	2,278	13	104	81	922	559
Accrued administration fee	7	59	2,941	10	57	140	960	404
Accrued distribution fee	0	0	1,825	0	4	18	184	246
Accrued servicing fee	4	0	1,398	0	3	77	316	91
Variation margin payable	0	0	178	0	0	554	9,065	8,125
Recoupment payable to Manager	0	0	3	0	0	0	0	0
Swap premiums received	0	0	750	0	47	179	0	0
Unrealized depreciation on swap agreements	0	31	4,882	2	0	1,444	2,844	0
Other liabilities	0	483	5,809	0	558	0	1,441	0

	114	112,893	3,425,265	164	96,935	11,779	258,796	33,533

Net Assets	$21,428	$277,777	$11,102,956	$62,946	$306,268	$482,747	$4,254,581	$1,655,483

Net Assets Consist of:
Paid in capital	$20,918	$252,290	$10,308,647	$58,313	$278,564	$484,403	$4,239,025	$1,907,864
Undistributed (overdistributed) net investment income	(7)	13,461	159,154	176	21,796	(8)	3,315	74,555
Accumulated undistributed net realized gain (loss)	(75)	79	(11,826)	1	(27)	(3,593)	(4,138)	(310,043)
Net unrealized appreciation (depreciation)	592	11,947	646,981	4,456	5,935	1,945	16,379	(16,893)

	$21,428	$277,777	$11,102,956	$62,946	$306,268	$482,747	$4,254,581	$1,655,483

Net Assets:
Institutional Class	$2,068	$277,777	$3,416,647	$62,946	$283,084	$110,601	$2,460,266	$737,385
Administrative Class	0	0	870,562	0	0	249	333,485	488,076
Other Classes	19,360	0	6,815,747	0	23,184	371,897	1,460,830	430,022

Shares Issued and Outstanding:
Institutional Class	190	22,502	289,861	5,452	23,630	10,877	244,383	76,260
Administrative Class	0	0	73,857	0	0	24	33,125	51,596

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.87	$12.34	$11.79	$11.55	$11.98	$10.17	$10.07	$9.67
Administrative Class	0.00	0.00	11.79	0.00	0.00	10.17	10.07	9.46

Cost of Investments Owned	$20,623	$374,830	$12,904,358	$55,463	$373,892	$480,354	$4,271,400	$1,657,610

Cost of Foreign Currency Held	$0	$12	$1,967	$0	$0	$0	$7,647	$8,244

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	61

Statements of Assets and Liabilities (Cont.)

March 31, 2004

Amounts in thousands, except per share amounts

	StocksPLUS Total Return Fund	StocksPLUS TR Short Strategy Fund	Total Return Fund II	Total Return Fund III	Total Return Mortgage Fund

Assets:
Investments, at value	$299,588	$3,841	$2,493,170	$1,365,889	$365,817
Cash	1	0	1	199	44
Foreign currency, at value	3,299	30	0	11,205	0
Receivable for investments sold	1,559	241	132,121	53,174	80,800
Receivable for investments sold on delayed
delivery basis	2,491	0	0	0	0
Unrealized appreciation on forward foreign
currency contracts	36	0	0	1,288	0
Receivable for Fund shares sold	656	0	29,596	253	1,057
Interest and dividends receivable	694	12	8,364	4,821	930
Variation margin receivable	438	9	3,620	1,973	0
Manager reimbursement receivable	7	28	0	0	0
Swap premiums paid	322	0	0	1,211	1,019
Unrealized appreciation on swap agreements	30	0	9,535	3,537	0

	309,121	4,161	2,676,407	1,443,550	449,667

Liabilities:
Payable for investments purchased	$5,087	$19	$118,514	$75,212	$172,962
Payable for investments purchased on delayed
delivery basis	16,548	275	0	0	0
Unrealized depreciation on forward foreign
currency contracts	4	0	0	12	0
Payable for short sales	2,536	242	96,585	34,253	19,561
Written options outstanding	12	0	3,740	2,510	540
Payable for Fund shares redeemed	90	0	4,372	4,034	1,006
Dividends payable	0	0	607	356	85
Interest payable	0	0	0	0	0
Accrued investment advisory fee	122	1	517	277	55
Accrued administration fee	72	1	517	277	78
Accrued distribution fee	20	0	20	1	2
Accrued servicing fee	13	0	0	0	68
Variation margin payable	290	0	0	337	0
Recoupment payable to Manager	0	0	0	0	0
Swap premiums received	4	0	1,558	771	0
Unrealized depreciation on swap agreements	3	0	0	275	83
Other liabilities	0	0	1	0	2

	24,801	538	226,431	118,315	194,442

Net Assets	$284,320	$3,623	$2,449,976	$1,325,235	$255,225

Net Assets Consist of:
Paid in capital	$269,909	$3,410	$2,361,759	$1,274,706	$249,951
Undistributed net investment income	6,039	86	17,870	10,856	4,102
Accumulated undistributed net realized gain (loss)	12,207	131	10,795	3,938	(136)
Net unrealized appreciation (depreciation)	(3,835)	(4)	59,552	35,735	1,308

	$284,320	$3,623	$2,449,976	$1,325,235	$255,225

Net Assets:
Institutional Class	$220,622	$3,623	$2,335,828	$1,320,459	$59,811
Administrative Class	0	0	114,148	4,776	14,996
Other Classes	63,698	0	0	0	180,418

Shares Issued and Outstanding:
Institutional Class	18,186	344	222,080	136,943	5,522
Administrative Class	0	0	10,853	495	1,385

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$12.13	$10.54	$10.52	$9.64	$10.83
Administrative Class	0.00	0.00	10.52	9.64	10.83

Cost of Investments Owned	$299,215	$3,835	$2,453,473	$1,340,591	$364,460

Cost of Foreign Currency Held	$3,314	$31	$0	$11,266	$0

62	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Statements of Operations

Amounts in thousands

	All Asset All Authority Fund	All Asset Fund	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Commodity- Real Return Strategy Fund	Convertible Fund	Diversified Income Fund

	Period from October 31, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Period from July 31, 2003 to March 31, 2004

Investment Income:
Interest	$0	$0	$6,286	$708	$27,170	$135	$10,285
Dividends, net of foreign taxes	641	48,624	0	0	0	318	13
Miscellaneous income	1	20	(2)	0	378,879	2	471

Total Income	642	48,644	6,284	708	406,049	455	10,769

Expenses:
Investment advisory fees	19	1,456	343	40	4,825	69	879
Administration fees	4	1,232	403	45	3,741	43	618
Distribution and/or servicing fees – Administrative Class	0	13	6	0	7	0	0
Distribution and/or servicing fees – Other Classes	0	1,304	145	14	2,644	0	87
Trustees’ fees	0	1	0	0	3	0	1
Organization costs	78	13	0	0	13	0	21
Interest expense	42	0	5	0	25	1	0
Miscellaneous expense	0	10	0	1	34	1	0
Total Expenses	143	4,029	902	100	11,292	114	1,606
Reimbursement by Manager	(78)	(199)	(1)	0	0	0	(12)
Net Expenses	65	3,830	901	100	11,292	114	1,594

Net Investment Income	577	44,814	5,383	608	394,757	341	9,175

Net Realized and Unrealized
Gain (Loss):
Net realized gain (loss) on investments	(185)	1,354	2,081	109	57,259	804	1,279
Net capital gain distributions received from underlying Funds	72	10,885	0	0	0	0	0
Net realized gain (loss) on futures contracts, options and swaps	0	0	(914)	(35)	406	0	623
Net realized gain (loss) on foreign currency transactions	0	0	0	0	103	21	(369)
Net change in unrealized appreciation (depreciation) on investments	1,500	82,246	(1,369)	196	78,263	2,914	11,029
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	0	0	(357)	(77)	1,157	0	314
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	(176)	2	610
Net Gain (Loss)	1,387	94,485	(559)	193	137,012	3,741	13,486

Net Increase in Assets Resulting from Operations	$1,964	$139,299	$4,824	$801	$531,769	$4,082	$22,661

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	63

Statements of Operations (Cont.)

Amounts in thousands

	Emerging Markets Bond Fund	European Convertible Fund	European StocksPLUS TR Strategy Fund	Far East (ex-Japan) StocksPLUS TR Strategy Fund	Foreign Bond Fund	Global Bond Fund	Global Bond Fund II

	Year Ended March 31, 2004	Year Ended March 31, 2004	Period from October 30, 2003 to March 31, 2004	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$58,491	$819	$29	$26	$57,399	$22,674	$5,913
Dividends, net of foreign taxes	382	73	0	0	223	45	24
Miscellaneous income	3,871	0	(181)	156	(4,997)	(3,248)	(395)

Total Income	62,744	892	(152)	182	52,625	19,471	5,542

Expenses:
Investment advisory fees	4,888	236	12	11	3,776	1,539	420
Administration fees	5,090	118	6	6	4,921	1,847	595
Distribution and/or servicing fees – Administrative Class	55	0	0	0	116	103	0
Distribution and/or servicing fees – Other Classes	2,461	0	0	0	2,697	0	407
Trustees’ fees	3	0	0	0	4	2	0
Organization costs	0	0	10	10	0	0	0
Interest expense	40	1	0	0	173	48	10
Miscellaneous expense	0	2	0	0	0	0	0
Total Expenses	12,537	357	28	27	11,687	3,539	1,432
Reimbursement by Manager	0	0	(10)	(10)	0	0	0
Net Expenses	12,537	357	18	17	11,687	3,539	1,432

Net Investment Income	50,207	535	(170)	165	40,938	15,932	4,110

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	129,459	482	13	(17)	28,966	11,377	2,464
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0
Net realized gain (loss) on futures contracts, options and swaps	(983)	0	87	72	17,607	12,569	3,168
Net realized gain (loss) on foreign currency transactions	471	1,399	99	0	(3,653)	49,858	1,460
Net change in unrealized appreciation (depreciation) on investments	21,370	3,793	11	13	(14,091)	(11,136)	(3,765)
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	7,008	0	72	71	(11,206)	(4,187)	(689)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	495	(102)	28	(87)	(11,858)	10,096	(1,039)
Net Gain (Loss)	157,820	5,572	310	52	5,765	68,577	1,599

Net Increase in Assets Resulting from Operations	$208,027	$6,107	$140	$217	$46,703	$84,509	$5,709

64	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	GNMA Fund	High Yield Fund	International StocksPLUS TR Strategy Fund	Investment Grade Corporate Bond Fund	Japanese StockPLUS TR Strategy Fund	Long-Term U.S. Government Fund	Low Duration Fund	Low Duration Fund II	Low Duration Fund III	Moderate Duration Fund

	Year Ended March 31, 2004	Year Ended March 31, 2004	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$6,112	$558,866	$97	$1,514	$20	$33,338	$337,362	$15,105	$1,762	$39,632
Dividends, net of foreign taxes	0	7,908	0	7	0	0	2,171	131	6	439
Miscellaneous income	0	8,512	1,164	(7)	348	13	1,384	18	2	237

Total Income	6,112	575,286	1,261	1,514	368	33,351	340,917	15,254	1,770	40,308

Expenses:
Investment advisory fees	838	18,495	37	75	7	2,021	34,933	1,489	186	3,434
Administration fees	1,174	23,769	21	75	4	2,476	34,519	1,489	186	2,747
Distribution and/or servicing fees – Administrative Class	0	1,642	0	1	0	410	1,123	4	0	0
Distribution and/or servicing fees – Other Classes	1,604	22,816	1	0	0	1,923	22,662	0	0	0
Trustees’ fees	1	20	0	0	0	2	38	2	0	4
Organization costs	0	0	16	0	10	0	0	0	0	0
Interest expense	59	5	0	3	0	91	0	0	13	5
Miscellaneous expense	0	0	0	0	0	5	0	0	0	0
Total Expenses	3,676	66,747	75	154	21	6,928	93,275	2,984	385	6,190
Reimbursement by Manager	0	0	(16)	0	(10)	0	0	0	0	0
Net Expenses	3,676	66,747	59	154	11	6,928	93,275	2,984	385	6,190

Net Investment Income	2,436	508,539	1,202	1,360	357	26,423	247,642	12,270	1,385	34,118

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	7,871	229,756	2	888	5	9,204	53,059	(510)	488	22,399
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0	0	0	0
Net realized gain (loss) on futures contracts, options and swaps	316	(6,220)	327	10	67	6,053	39,204	(2,109)	67	11,236
Net realized gain (loss) on foreign currency transactions	0	(27,108)	(4)	(2)	4	0	(5,557)	0	(40)	(1,559)
Net change in unrealized appreciation (depreciation) on investments	304	391,169	55	681	27	(1,048)	(5,594)	(194)	(266)	(1,278)
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	(26)	(6,362)	117	30	29	10,223	8,626	930	114	10,847
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	3,341	4	11	(19)	0	6,145	0	43	428
Net Gain (Loss)	8,465	584,576	501	1,618	113	24,432	95,883	(1,883)	406	42,073

Net Increase in Assets Resulting from Operations	$10,901	$1,093,115	$1,703	$2,978	$470	$50,855	$343,525	$10,387	$1,791	$76,191

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	65

Statements of Operations (Cont.)

Amounts in thousands

	Money Market Fund	Municipal Bond Fund	New York Municipal Bond Fund	Real Return Asset Fund	Real Return Fund	Real Return Fund II	RealEstate- RealReturn Strategy Fund

	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Period from October 30, 2003 to March 31, 2004

Investment Income:
Interest, net of foreign taxes	$4,965	$17,333	$752	$6,921	$317,836	$1,258	$1,478
Dividends, net of foreign taxes	0	0	0	0	16	0	0
Miscellaneous income	1	0	0	3,341	(438)	0	22,068

Total Income	4,966	17,333	752	10,262	317,414	1,258	23,546

Expenses:
Investment advisory fees	663	951	49	822	21,123	98	235
Administration fees	1,402	1,250	72	514	27,589	78	125
Distribution and/or servicing fees – Administrative Class	24	88	0	0	1,468	0	0
Distribution and/or servicing fees – Other Classes	884	1,322	41	0	30,186	0	11
Trustees’ fees	1	1	0	1	23	0	0
Organization costs	0	0	0	0	2	0	25
Interest expense	10	3	1	18	415	2	3
Miscellaneous expense	0	0	1	7	0	2	0
Total Expenses	2,984	3,615	164	1,362	80,806	180	399
Reimbursement by Manager	(329)	0	0	0	0	0	(22)
Net Expenses	2,655	3,615	164	1,362	80,806	180	377

Net Investment Income	2,311	13,718	588	8,900	236,608	1,078	23,169

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	35	5,000	67	22,415	382,242	313	3,832
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0
Net realized gain (loss) on futures contracts, options and swaps	0	(1,505)	51	277	45,232	46	0
Net realized gain (loss) on foreign currency transactions	0	0	0	(143)	(9,527)	0	0
Net change in unrealized appreciation (depreciation) on investments	0	4,414	300	8,776	276,725	3,555	5,851
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	0	(2,882)	(79)	4	289	6	84
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	57	415	0	0
Net Gain (Loss)	35	5,027	339	31,386	695,376	3,920	9,767

Net Increase in Assets Resulting from Operations	$2,346	$18,745	$927	$40,286	$931,984	$4,998	$32,936

66	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Short Duration Municipal Income Fund	Short-Term Fund	StocksPLUS Fund	StocksPLUS Total Return Fund	StocksPLUS TR Short Strategy Fund	Total Return Fund II	Total Return Fund III	Total Return Mortgage Fund

	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Period from July 23, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$10,339	$84,081	$21,295	$1,491	$29	$68,795	$36,496	$6,484
Dividends, net of foreign taxes	0	0	153	13	0	375	672	0
Miscellaneous income	0	(164)	173,818	4	0	189	207	382

Total Income	10,339	83,917	195,266	1,508	29	69,359	37,375	6,866

Expenses:
Investment advisory fees	822	10,761	5,012	528	10	5,957	2,871	704
Administration fees	1,446	11,488	3,709	307	6	5,957	2,871	1,004
Distribution and/or servicing fees – Administrative Class	7	897	986	0	0	314	12	37
Distribution and/or servicing fees – Other Classes	993	5,497	2,694	118	0	0	0	885
Trustees’ fees	1	12	4	0	0	7	3	1
Organization costs	0	0	0	12	28	0	0	0
Interest expense	6	31	0	0	0	0	0	144
Miscellaneous expense	4	0	0	1	0	0	0	0
Total Expenses	3,279	28,686	12,405	966	44	12,235	5,757	2,775
Reimbursement by Manager	0	0	0	(7)	(28)	0	0	0
Net Expenses	3,279	28,686	12,405	959	16	12,235	5,757	2,775

Net Investment Income	7,060	55,231	182,861	549	13	57,124	31,618	4,091

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	2,015	(16,009)	45	170	0	18,329	19,467	6,648
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0	0
Net realized gain (loss) on futures contracts, options and swaps	(39)	31,074	154,621	23,341	213	33,396	13,545	577
Net realized gain (loss) on foreign currency transactions	0	124	(1,637)	(20)	0	0	(2,045)	0
Net change in unrealized appreciation (depreciation) on investments	771	3,781	2,187	292	6	(815)	(1,185)	143
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	(2,969)	3,996	(15,806)	(4,174)	(8)	22,496	9,342	(29)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	117	49	(60)	(2)	0	671	0
Net Gain (Loss)	(222)	23,083	139,459	19,549	209	73,406	39,795	7,339

Net Increase in Assets Resulting from Operations	$6,838	$78,314	$322,320	$20,098	$222	$130,530	$71,413	$11,430

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	67

Statements of Changes in Net Assets

Amounts in thousands

	All Asset All Authority Fund	All Asset Fund		California Intermediate Municipal Bond Fund		California Municipal Bond Fund		CommodityRealReturn Strategy Fund

	Period from October 31, 2003 to March 31, 2004	Year Ended March 31, 2004	Period from July 31, 2002 to March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Period from June 28, 2002 to March 31, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$577	$44,814	$1,547	$5,383	$6,255	$608	$691	$394,757	$837
Net realized gain (loss)	(185)	1,354	574	1,167	(2,972)	74	55	57,768	4,132
Net capital gain distributions received from underlying Funds	72	10,885	60	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	1,500	82,246	105	(1,726)	3,841	119	311	79,244	636
Net increase (decrease) resulting from operations	1,964	139,299	2,286	4,824	7,124	801	1,057	531,769	5,605

Distributions to Shareholders:
From net investment income
Institutional Class	(164)	(23,612)	(1,097)	(3,155)	(4,228)	(405)	(472)	(73,227)	(1,981)
Administrative Class	0	(265)	0	(93)	(106)	0	(33)	(620)	0
Other Classes	0	(9,495)	0	(2,135)	(1,922)	(204)	(186)	(85,945)	(33)
From net realized capital gains
Institutional Class	0	(4,328)	0	0	(473)	(38)	(6)	(5,243)	0
Administrative Class	0	(58)	0	0	(10)	0	(1)	(13)	0
Other Classes	0	(2,104)	0	0	(279)	(20)	(3)	(5,745)	0

Total Distributions	(164)	(39,862)	(1,097)	(5,383)	(7,018)	(667)	(701)	(170,793)	(2,014)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	57,120	991,498	174,182	19,973	38,932	1,446	4,612	1,640,345	208,023
Administrative Class	0	8,186	10	165	7,381	0	3,028	26,835	10
Other Classes	0	801,023	0	20,227	62,909	2,341	6,198	2,178,312	52,982
Issued as reinvestment of distributions
Institutional Class	165	25,651	1,056	2,761	4,250	440	467	69,317	1,923
Administrative Class	0	323	0	82	111	0	39	633	0
Other Classes	0	7,747	0	1,320	1,442	128	146	69,810	33
Cost of shares redeemed
Institutional Class	(243)	(212,196)	(23,791)	(38,646)	(38,028)	(456)	(5,738)	(194,294)	(124,933)
Administrative Class	0	(17)	0	(1,701)	(5,529)	0	(3,066)	(50)	0
Other Classes	0	(31,467)	0	(33,702)	(23,925)	(3,248)	(2,538)	(176,210)	(9,282)

Net increase (decrease) resulting from Fund share transactions	57,042	1,590,748	151,457	(29,521)	47,543	651	3,148	3,614,698	128,756

Fund Redemption Fee	0	0	0	0	0	0	0	29	0

Total Increase (Decrease) in Net Assets	58,842	1,690,185	152,646	(30,080)	47,649	785	3,504	3,975,703	132,347

Net Assets:
Beginning of period	0	152,646	0	157,189	109,540	15,222	11,718	132,347	0

End of period*	$58,842	$1,842,831	$152,646	$127,109	$157,189	$16,007	$15,222	$4,108,050	$132,347

*Including undistributed (overdistributed) net investment income of:	$439	$11,567	$1,255	$300	$300	$2	$2	$284,697	$3,200

68	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Convertible Fund		Diversified Income Fund	Emerging Markets Bond Fund		European Convertible Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Period from July 31, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$341	$608	$9,175	$50,207	$25,152	$535	$47
Net realized gain (loss)	825	(615)	1,533	128,947	26,871	1,881	(50)
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	2,916	(1,888)	11,953	28,873	20,864	3,691	397
Net increase (decrease) resulting from operations	4,082	(1,895)	22,661	208,027	72,887	6,107	394

Distributions to Shareholders:
From net investment income
Institutional Class	(851)	(515)	(8,569)	(27,984)	(16,778)	(1,384)	(93)
Administrative Class	(2)	0	0	(1,101)	(881)	0	0
Other Classes	0	(473)	(600)	(21,168)	(7,504)	0	0
From net realized capital gains
Institutional Class	0	0	(295)	(53,806)	(6,170)	(352)	0
Administrative Class	0	0	0	(1,572)	(438)	0	0
Other Classes	0	0	(20)	(50,465)	(3,065)	0	0

Total Distributions	(853)	(988)	(9,484)	(156,096)	(34,836)	(1,736)	(93)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	34,186	2,167	675,042	924,593	426,153	144,423	482
Administrative Class	1,032	0	0	59,232	50,418	0	0
Other Classes	0	9,887	72,857	800,884	327,863	0	0
Issued as reinvestment of distributions
Institutional Class	836	463	7,059	72,695	21,324	1,736	93
Administrative Class	2	0	0	2,558	1,319	0	0
Other Classes	0	317	399	55,667	7,680	0	0
Cost of shares redeemed
Institutional Class	(36,058)	(4,574)	(17,789)	(694,194)	(203,056)	(48,715)	(1,550)
Administrative Class	(94)	0	0	(86,855)	(32,834)	0	0
Other Classes	0	(29,181)	(3,628)	(482,129)	(141,685)	0	(10)

Net increase (decrease) resulting from Fund share transactions	(96)	(20,921)	733,940	652,451	457,182	97,444	(985)

Fund Redemption Fee	0	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	3,133	(23,804)	747,117	704,382	495,233	101,815	(684)

Net Assets:
Beginning of period	11,477	35,281	0	750,334	255,101	4,383	5,067

End of period*	$14,610	$11,477	$747,117	$1,454,716	$750,334	$106,198	$4,383

*Including undistributed (overdistributed) net investment income of:	$253	$659	$662	$49,526	$23,076	$(114)	$57

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	69

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	European StocksPLUS TR Strategy Fund	Far East (ex-Japan) StocksPLUS TR Strategy Fund	Foreign Bond Fund		Global Bond Fund		Global Bond Fund II

	Period from October 30, 2003 to March 31, 2004	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(170)	$165	$40,938	$37,161	$15,932	$17,593	$4,110	$3,757
Net realized gain (loss)	199	55	42,920	(131,236)	73,804	14,654	7,092	(8,685)
Net change in unrealized appreciation (depreciation)	111	(3)	(37,155)	186,695	(5,227)	56,859	(5,493)	14,759
Net increase (decrease) resulting from operations	140	217	46,703	92,620	84,509	89,106	5,709	9,831

Distributions to Shareholders:
From net investment income
Institutional Class	(121)	(1)	(27,502)	(16,919)	(15,541)	(16,759)	(3,106)	(2,788)
Administrative Class	0	0	(1,309)	(681)	(1,025)	(929)	0	0
Other Classes	0	0	(13,774)	(7,590)	0	0	(1,246)	(969)
From net realized capital gains
Institutional Class	0	0	(18,168)	(16,741)	(41,845)	0	(1,555)	0
Administrative Class	0	0	(943)	(713)	(3,103)	0	0	0
Other Classes	0	0	(11,391)	(9,045)	0	0	(1,044)	0
Tax basis return of capital
Institutional Class	(89)	0	0	(8,679)	0	0	0	0
Administrative Class	0	0	0	(349)	0	0	0	0
Other Classes	0	0	0	(3,893)	0	0	0	0

Total Distributions	(210)	(1)	(73,087)	(64,610)	(61,514)	(17,688)	(6,951)	(3,757)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	9,284	8,570	442,032	442,284	621,401	332,780	32,979	55,470
Administrative Class	0	0	80,856	31,919	63,174	53,200	10	0
Other Classes	0	0	457,803	373,286	0	0	39,807	45,846
Issued as reinvestment of distributions
Institutional Class	210	0	42,422	39,568	54,279	13,603	4,511	2,643
Administrative Class	0	0	1,724	1,716	4,059	924	0	0
Other Classes	0	0	20,912	17,064	0	0	1,737	684
Cost of shares redeemed
Institutional Class	(1,921)	(779)	(320,183)	(210,786)	(321,125)	(217,582)	(36,408)	(13,242)
Administrative Class	0	0	(68,900)	(24,091)	(64,521)	(25,210)	0	0
Other Classes	0	0	(382,976)	(147,311)	0	0	(36,051)	(13,770)

Net increase resulting from Fund share transactions	7,573	7,791	273,690	523,649	357,267	157,715	6,585	77,631

Fund Redemption Fee	0	0	0	0	0	0	0	0

Total Increase in Net Assets	7,503	8,007	247,306	551,659	380,262	229,133	5,343	83,705

Net Assets:
Beginning of period	0	0	1,332,022	780,363	535,704	306,571	168,479	84,774

End of period*	$7,503	$8,007	$1,579,328	$1,332,022	$915,966	$535,704	$173,822	$168,479

* Including undistributed (overdistributed) net investment income of:	$(28)	$233	$(73,069)	$(99,542)	$26,221	$(6,106)	$(3,618)	$(8,414)

70	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	GNMA Fund		High Yield Fund		International StocksPLUS TR Strategy Fund	Investment Grade Corporate Bond Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$2,436	$3,131	$508,539	$348,570	$1,202	$1,360	$1,442
Net realized gain (loss)	8,187	10,127	196,428	(256,235)	325	896	2,669
Net change in unrealized appreciation (depreciation)	278	183	388,148	184,090	176	722	189
Net increase (decrease) resulting from operations	10,901	13,441	1,093,115	276,425	1,703	2,978	4,300

Distributions to Shareholders:
From net investment income
Institutional Class	(2,992)	(1,260)	(235,272)	(170,548)	(490)	(1,350)	(1,441)
Administrative Class	0	0	(46,195)	(38,364)	0	(11)	0
Other Classes	(4,116)	(2,897)	(227,755)	(140,367)	(5)	0	0
From net realized capital gains
Institutional Class	(1,133)	(1,218)	0	0	0	(716)	(900)
Administrative Class	0	0	0	0	0	(13)	(1)
Other Classes	(2,067)	(4,915)	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0

Total Distributions	(10,308)	(10,290)	(509,222)	(349,279)	(495)	(2,090)	(2,342)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	246,097	86,115	3,301,533	1,962,612	20,338	28,812	74,068
Administrative Class	0	0	706,201	300,325	0	947	10
Other Classes	100,710	281,721	2,745,806	1,783,827	1,953	0	0
Issued as reinvestment of distributions
Institutional Class	3,751	2,157	174,200	130,836	490	1,894	2,323
Administrative Class	0	0	45,479	37,913	0	24	1
Other Classes	4,626	5,965	142,802	81,904	5	0	0
Cost of shares redeemed
Institutional Class	(137,767)	(30,305)	(3,383,949)	(1,204,928)	(4,595)	(24,393)	(61,362)
Administrative Class	0	0	(572,331)	(512,623)	0	(187)	0
Other Classes	(158,889)	(95,879)	(2,154,667)	(852,118)	(730)	0	0

Net increase resulting from Fund share transactions	58,528	249,774	1,005,074	1,727,748	17,461	7,097	15,040

Fund Redemption Fee	0	0	0	0	1	0	0

Total Increase in Net Assets	59,121	252,925	1,588,967	1,654,894	18,670	7,985	16,998

Net Assets:
Beginning of period	351,474	98,549	5,811,377	4,156,483	0	23,090	6,092

End of period*	$410,595	$351,474	$7,400,344	$5,811,377	$18,670	$31,075	$23,090

* Including undistributed (overdistributed) net investment income of:	$3,519	$3,323	$(44,466)	$(23,673)	$899	$444	$465

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	71

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	Japanese StocksPLUS TR Strategy Fund	Long-Term U.S. Government Fund		Low Duration Fund		Low Duration Fund II		Low Duration Fund III

	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$357	26,423	$29,744	$247,642	$268,061	$12,270	$14,613	$1,385	$2,016
Net realized gain (loss)	76	15,257	69,172	86,706	220,687	(2,619)	9,706	515	1,414
Net change in unrealized appreciation (depreciation)	37	9,175	29,032	9,177	134,508	736	6,572	(109)	963
Net increase resulting from operations	470	50,855	127,948	343,525	623,256	10,387	30,891	1,791	4,393

Distributions to Shareholders:
From net investment income
Institutional Class	(17)	(12,750)	(14,380)	(217,250)	(198,704)	(14,621)	(16,029)	(1,605)	(2,134)
Administrative Class	0	(5,720)	(4,867)	(9,894)	(10,989)	(44)	(32)	0	(1)
Other Classes	0	(8,981)	(10,309)	(81,755)	(82,293)	0	0	0	0
From net realized capital gains
Institutional Class	0	(6,437)	(15,929)	(41,466)	(76,428)	(3,016)	(5,237)	(525)	(970)
Administrative Class	0	(3,062)	(6,420)	(2,080)	(4,601)	(8)	(12)	0	0
Other Classes	0	(5,673)	(13,660)	(20,949)	(45,008)	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	(146)	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0

Total Distributions	(17)	(42,623)	(65,565)	(373,394)	(418,023)	(17,835)	(21,310)	(2,130)	(3,105)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	3,761	163,613	303,901	7,011,636	5,277,110	461,164	343,069	64,850	30,206
Administrative Class	0	106,113	182,204	269,986	227,757	2,786	1,128	0	4
Other Classes	0	127,642	330,291	3,107,772	3,669,526	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	17	17,988	28,644	232,660	251,974	16,722	19,590	2,040	3,018
Administrative Class	0	8,769	11,268	9,139	11,189	43	36	0	1
Other Classes	0	11,027	17,200	73,848	84,620	0	0	0	0
Cost of shares redeemed
Institutional Class	(228)	(270,367)	(226,405)	(4,819,730)	(2,522,004)	(244,916)	(256,211)	(44,351)	(26,265)
Administrative Class	0	(130,293)	(96,136)	(209,634)	(111,086)	(3,029)	(270)	(3)	(5)
Other Classes	0	(205,908)	(258,634)	(2,808,820)	(1,197,197)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	3,550	(171,416)	292,333	2,866,857	5,691,889	232,770	107,342	22,536	6,959

Total Increase (Decrease) in Net Assets	4,003	(163,184)	354,716	2,836,988	5,897,122	225,322	116,923	22,197	8,247

Net Assets:
Beginning of period	0	886,223	531,507	11,957,155	6,060,033	477,619	360,696	65,458	57,211

End of period*	$4,003	$723,039	$886,223	$14,794,143	$11,957,155	$702,941	$477,619	$87,655	$65,458

* Including undistributed (overdistributed) net investment income of:	$389	14,204	$3,836	$46,365	$92,882	$(70)	$3,259	$199	$506

72	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Moderate Duration Fund		Money Market Fund		Municipal Bond Fund		New York Municipal Bond Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$34,118	$36,372	$2,311	$3,755	$13,718	$12,901	$588	$370
Net realized gain (loss)	32,076	35,005	35	77	3,495	(9,753)	118	90
Net change in unrealized appreciation (depreciation)	9,997	26,148	0	0	1,532	12,322	221	157
Net increase resulting from operations	76,191	97,525	2,346	3,832	18,745	15,470	927	617

Distributions to Shareholders:
From net investment income
Institutional Class	(40,587)	(37,361)	(1,342)	(1,461)	(5,225)	(3,733)	(89)	(115)
Administrative Class	0	0	(54)	(159)	(1,332)	(2,502)	0	0
Other Classes	0	0	(947)	(2,211)	(7,161)	(6,635)	(499)	(254)
From net realized capital gains
Institutional Class	(23,895)	(24,541)	0	0	0	(321)	(4)	(36)
Administrative Class	0	0	0	0	0	(190)	0	0
Other Classes	0	0	0	0	0	(638)	(32)	(115)
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(64,482)	(61,902)	(2,343)	(3,831)	(13,718)	(14,019)	(624)	(520)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	915,472	668,413	574,230	388,622	101,619	115,297	1,013	2,313
Administrative Class	0	0	106,477	70,616	25,137	60,022	0	0
Other Classes	0	0	708,087	1,050,017	111,657	200,488	10,169	12,101
Issued as reinvestment of distributions
Institutional Class	57,332	56,970	1,783	1,633	4,089	2,833	44	73
Administrative Class	0	0	244	333	1,325	2,683	0	0
Other Classes	0	0	795	1,854	4,264	4,354	387	295
Cost of shares redeemed
Institutional Class	(486,061)	(442,902)	(547,546)	(360,923)	(82,294)	(69,635)	(2,135)	(2,240)
Administrative Class	0	0	(117,208)	(66,787)	(72,299)	(35,464)	0	0
Other Classes	0	0	(789,299)	(922,970)	(126,774)	(77,449)	(4,691)	(1,459)

Net increase (decrease) resulting from Fund share transactions	486,743	282,481	(62,437)	162,395	(33,276)	203,129	4,787	11,083

Total Increase (Decrease) in Net Assets	498,452	318,104	(62,434)	162,396	(28,249)	204,580	5,090	11,180

Net Assets:
Beginning of period	1,085,141	767,037	446,013	283,617	392,851	188,271	16,338	5,158

End of period*	$1,583,593	$1,085,141	$383,579	$446,013	$364,602	$392,851	$21,428	$16,338

* Including undistributed (overdistributed) net investment income of:	$10,694	$10,574	$24	$19	$(38)	$(38)	$(7)	$(7)

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	73

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	Real Return Asset Fund		Real Return Fund		Real Return Fund II		RealEstate- RealReturn Strategy Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Period from October 30, 2003 to March 31, 2004
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$8,900	$1,683	$236,608	$226,947	$1,078	$809	$23,169
Net realized gain (loss)	22,549	110	417,947	188,639	359	1,138	3,832
Net change in unrealized appreciation (depreciation)	8,837	3,541	277,429	383,207	3,561	1,002	5,935
Net increase (decrease) resulting from operations	40,286	5,334	931,984	798,793	4,998	2,949	32,936

Distributions to Shareholders:
From net investment income
Institutional Class	(8,900)	(1,683)	(82,638)	(83,070)	(1,078)	(809)	(5,065)
Administrative Class	0	0	(16,238)	(16,467)	0	0	0
Other Classes	0	0	(139,768)	(127,391)	0	0	(167)
From net realized capital gains
Institutional Class	(8,973)	(180)	(114,079)	(24,650)	(845)	(475)	0
Administrative Class	0	0	(27,832)	(5,521)	0	0	0
Other Classes	0	0	(237,087)	(53,018)	0	0	0

Total Distributions	(17,873)	(1,863)	(617,642)	(310,117)	(1,923)	(1,284)	(5,232)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	304,182	63,435	2,260,491	1,578,139	39,212	1,588	255,225
Administrative Class	0	0	627,331	309,605	0	0	0
Other Classes	0	0	3,727,585	4,159,702	0	0	23,035
Issued as reinvestment of distributions
Institutional Class	17,801	1,855	184,126	99,596	1,803	1,283	5,064
Administrative Class	0	0	43,747	21,858	0	0	0
Other Classes	0	0	280,377	130,492	0	0	147
Cost of shares redeemed
Institutional Class	(137,505)	(18,622)	(1,177,810)	(1,046,132)	(554)	(1,095)	(3,525)
Administrative Class	0	0	(142,421)	(345,496)	0	0	0
Other Classes	0	0	(2,185,285)	(1,564,469)	0	0	(1,382)
Net increase resulting from Fund share transactions	184,478	46,668	3,618,141	3,343,295	40,461	1,776	278,564

Total Increase (Decrease) in Net Assets	206,891	50,139	3,932,483	3,831,971	43,536	3,441	306,268

Net Assets:
Beginning of period	70,886	20,747	7,170,473	3,338,502	19,410	15,969	0

End of period*	$277,777	$70,886	$11,102,956	$7,170,473	$62,946	$19,410	$306,268

* Including undistributed (overdistributed) net investment income of:	$13,461	$199	$159,154	$89,867	$176	$663	$21,796

74	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Amounts in thousands

	Short Duration Municipal Income Fund		Short-Term Fund		StocksPLUS Fund		StocksPLUS Total Return Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Period from June 28, 2002 to March 31, 2004
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	7,060	$4,222	$55,231	$75,807	$182,861	$(78,683)	$549	$34
Net realized gain (loss)	1,976	(5,568)	15,189	8,424	153,029	(115,876)	23,491	(388)
Net change in unrealized appreciation (depreciation)	(2,198)	3,931	7,894	15,946	(13,570)	(27,863)	(3,942)	106
Net increase (decrease) resulting from operations	6,838	2,585	78,314	100,177	322,320	(222,422)	20,098	(248)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,854)	(1,442)	(39,721)	(41,096)	(43,825)	(4,838)	(373)	(19)
Administrative Class	(46)	(4)	(5,131)	(7,787)	(34,335)	(1,851)	0	0
Other Classes	(5,141)	(2,763)	(18,594)	(31,080)	(28,835)	(4,781)	(14)	0
From net realized capital gains
Institutional Class	0	0	(2,090)	(3,220)	0	0	(4,037)	(17)
Administrative Class	0	0	(332)	(591)	0	0	0	0
Other Classes	0	0	(1,276)	(2,991)	0	0	(978)	0

Total Distributions	(7,041)	(4,209)	(67,144)	(86,765)	(106,995)	(11,470)	(5,402)	(36)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	79,069	66,983	3,343,201	1,925,237	455,129	117,741	247,159	12,519
Administrative Class	12,400	711	284,485	212,385	400,762	118,398	0	0
Other Classes	360,340	357,904	1,209,791	1,408,571	125,119	102,870	65,899	0
Issued as reinvestment of distributions
Institutional Class	1,593	1,448	34,883	38,058	41,858	4,772	4,410	37
Administrative Class	16	4	5,385	8,281	34,280	1,848	0	0
Other Classes	3,717	2,226	14,300	24,399	23,096	3,658	725	0
Cost of shares redeemed
Institutional Class	(45,511)	(23,503)	(2,644,584)	(1,302,537)	(167,520)	(106,319)	(47,450)	(8,087)
Administrative Class	(12,904)	0	(215,568)	(252,969)	(131,677)	(51,956)	0	0
Other Classes	(254,702)	(96,593)	(1,265,621)	(1,045,137)	(109,011)	(176,162)	(5,304)	0
Net increase resulting from Fund share transactions	144,018	309,180	766,272	1,016,288	672,036	14,850	265,439	4,469

Total Increase (Decrease) in Net Assets	143,815	307,556	777,442	1,029,700	887,361	(219,042)	280,135	4,185

Net Assets:
Beginning of period	338,932	31,376	3,477,139	2,447,439	768,122	987,164	4,185	0

End of period*	$482,747	$338,932	$4,254,581	$3,477,139	$1,655,483	$768,122	$284,320	$4,185

* Including undistributed (overdistributed) net investment income of:	$(8)	$(27)	$3,315	$1,934	$74,555	$(2,409)	$6,039	$15

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	75

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	StocksPLUS TR Short Strategy Fund	Total Return Fund II		Total Return Fund III		Total Return Mortgage Fund

	Period from July 23, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$13	$57,124	$76,853	$31,618	$42,007	$4,091	$3,539
Net realized gain (loss)	213	51,725	99,070	30,967	38,876	7,225	8,598
Net change in unrealized appreciation (depreciation)	(4)	21,681	41,060	8,828	26,838	114	1,065
Net increase (decrease) resulting from operations	222	130,530	216,983	71,413	107,721	11,430	13,202

Distributions to Shareholders:
From net investment income
Institutional Class	(8)	(60,897)	(75,401)	(33,785)	(41,879)	(1,921)	(1,081)
Administrative Class	0	(3,094)	(4,161)	(132)	(86)	(394)	(237)
Other Classes	0	0	0	0	0	(4,556)	(2,991)
From net realized capital gains
Institutional Class	0	(28,937)	(83,888)	(26,994)	(32,460)	(725)	(1,150)
Administrative Class	0	(1,519)	(5,192)	(105)	(70)	(172)	(228)
Other Classes	0	0	0	0	0	(2,103)	(4,086)

Total Distributions	(8)	(94,447)	(168,642)	(61,016)	(74,495)	(9,871)	(9,773)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	3,401	763,398	1,016,256	491,262	265,683	24,070	83,163
Administrative Class	0	48,238	72,989	3,395	3,950	419	5,890
Other Classes	0	0	0	0	0	104,989	236,892
Issued as reinvestment of distributions
Institutional Class	8	78,983	141,564	54,298	66,560	2,550	2,139
Administrative Class	0	4,595	9,282	207	113	565	465
Other Classes	0	0	0	0	0	5,630	5,892
Cost of shares redeemed
Institutional Class	0	(726,996)	(792,792)	(218,317)	(227,376)	(36,959)	(37,081)
Administrative Class	0	(74,065)	(62,223)	(3,475)	(662)	(1,022)	(246)
Other Classes	0	0	0	0	0	(145,460)	(82,084)

Net increase (decrease) resulting from Fund share transactions	3,409	94,153	385,076	327,370	108,268	(45,218)	215,030

Total Increase (Decrease) in Net Assets	3,623	130,236	433,417	337,767	141,494	(43,659)	218,459

Net Assets:
Beginning of period	0	2,319,740	1,886,323	987,468	845,974	298,884	80,425

End of period*	$3,623	$2,449,976	$2,319,740	$1,325,235	$987,468	$255,225	$298,884

* Including undistributed (overdistributed) net investment income of:	$86	$17,870	$5,005	$10,856	$9,611	$4,102	$2,605

76	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Statement of Cash Flows

Amounts in thousands

All Asset All Authority Fund

Period from October 31, 2003 to March 31, 2004

Increase (Decrease) in Cash from:

Financing Activities:
Sales of Fund shares	$57,078
Redemptions of Fund shares	(243)
Cash distributions paid	1
Proceeds from financing transactions	8,100

Net increase from financing activities	64,936

Operating Activities:
Purchases of shares of the Underlying PIMS Funds	(79,263)
Proceeds from sales of the share of the Underlying PIMS Funds	14,222
Purchases of short-term securities (net)	0
Net investment income	577
Change in other receivables/payables (net)	(42)

Net (decrease) from operating activities	(64,506)

Net Increase in Cash	430

Cash:
Beginning of period	0

End of period	$430

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	77

Schedule of Investments

All Asset All Authority Fund

March 31, 2004

	Shares	Value (000s)

PIMCO FUNDS (a) 112.7%
CommodityRealReturn Strategy	550,415	$8,653
Emerging Markets Bond	475,855	5,106
European Convertible	188,599	2,357
European StocksPLUS TR Strategy	407,617	4,212
Far East (ex-Japan) StocksPLUS TR Strategy	428,231	4,707
GNMA	359,263	3,984
High Yield	5	0
Japanese StocksPLUS TR Strategy	52,380	593
Low Duration	300,165	3,095
Real Return	503,355	5,935
Real Return Asset	369,885	4,564
RealEstateRealReturn Strategy	850,537	10,189
StocksPLUS	702,212	6,791
StocksPLUS Total Return	503,410	6,106

Total Investments 112.7% (Cost $64,792)		$66,292

Other Assets and Liabilities (Net) (12.7%)		(7,450)

Net Assets 100.0%		$58,842

Notes to Schedule of Investments:

(a)	Institutional Class shares of each PIMCO Fund.

78	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

All Asset Fund

March 31, 2004

	Shares	Value (000s)

PIMCO FUNDS (a) 98.7%
CommodityRealReturn Strategy	11,868,121	$186,567
Emerging Markets Bond	12,236,408	131,297
European Convertible	8,243,185	103,040
GNMA	12,069,030	133,845
International StocksPLUS TR Strategy	1,309,702	14,105
Low Duration	10,107,197	104,205
Real Return	21,464,765	253,070
Real Return Asset	17,512,631	216,106
RealEstateRealReturn Strategy	22,591,734	270,649
StocksPLUS	20,072,884	194,105
StocksPLUS Total Return	17,419,064	211,293

Total Investments 98.7% (Cost $1,735,931)		$1,818,282

Other Assets and Liabilities (Net) 1.3%		24,549

Net Assets 100.0%		$1,842,831

Notes to Schedule of Investments:

(a)	Institutional Class shares of each PIMCO Fund.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	79

Schedule of Investments

California Intermediate Municipal Bond

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 97.0%

California 72.4%
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	$1,200	$1,233
Anaheim, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 1999
4.625% due 10/01/2027 (a)	150	158
Antioch, California Public Financing Authority Reassessment Revenue Bonds, Series 1998-B
5.500% due 09/02/2008	475	505
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, (California Mtg. Insured), Series 2001
5.250% due 04/01/2026	2,000	2,090
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, Series 2003
5.200% due 11/15/2022	2,000	2,047
Banning, California Unified School District General Obligation Bonds, (FSA Insured), Series 2003
4.000% due 08/01/2011	175	187
4.000% due 08/01/2012	225	239
California Educational Facilities Authority Revenue Bonds, Series 1997-A
5.700% due 10/01/2015	135	155
California Health Facilities Financing Authority Revenue Bonds, (California Mtg. Insured), Series 2000
5.000% due 09/01/2010	350	381
California Housing Financial Agency Revenue Bonds, (AMBAC FHA Insured), Series 1996
5.950% due 02/01/2011	100	107
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2004
5.000% due 10/01/2012	780	882
California State Department of Water Resources Central Valley Project Revenue Bonds, Series 1997
5.000% due 12/01/2022	125	130
California State General Obligation Bonds, Series 2000
5.700% due 12/01/2032	160	163
California Statewide Communities Development Authority Apartment Development Revenue Bonds, Series 1998-A-3
5.100% due 05/15/2025	2,000	2,106
California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002
6.750% due 07/01/2032 (e)	1,300	1,328
California Statewide Communities Development Authority Revenue Bonds, Series 1998
5.250% due 05/15/2025	1,000	1,042
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.000% due 10/01/2018	2,000	2,070
California Statewide Communities Development Authority Revenue Bonds, Series 2002
5.500% due 08/15/2034	1,000	1,037
California Statewide Communities Development Authority Revenue Bonds, Series 2004
3.450% due 04/01/2035 (a)	2,400	2,395
California Statewide Financing Authority Tobacco Settlement Revenue Bonds, Series 2002
4.600% due 05/01/2012	1,030	964
California Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	914
Campbell, California Redevelopment Agency Tax Allocation Bonds, Series 2002
4.700% due 10/01/2011	505	527
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1997
7.100% due 09/01/2021	1,895	2,196
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	1,500	1,548
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 2003
5.250% due 09/01/2016	700	708
5.375% due 09/01/2017	800	811
Chico, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1996
5.200% due 04/01/2011	485	509
Chula Vista, California Special Tax Bonds, Series 2000-1
6.350% due 09/01/2017	230	240
6.400% due 09/01/2018	120	126
Contra Costa County Public Financing Authority Revenue Bonds, Series 2003
5.625% due 08/01/2033	2,000	2,053
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	1,000	1,020
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	7,700	7,742
Goleta, California Water District Certificates of Participation Bonds, (MBIA Insured), Series 2003
4.500% due 12/01/2010	1,315	1,460
Los Altos, California School District General Obligation Bonds, Series 2001
5.000% due 08/01/2016	200	216
Los Angeles, California Community College District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 08/01/2011	310	352
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2010	1,450	1,663
5.250% due 07/01/2013	1,500	1,698
Los Angeles, California State Building Authority Lease Revenue Bonds, Series 1999-A
4.600% due 10/01/2007	150	161
Los Angeles, California Unified School District General Obligation Bonds, (FGIC Insured), Series 1997
6.000% due 07/01/2011	1,360	1,626
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 1999-C
4.750% due 07/01/2010	30	33
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.500% due 07/01/2011	1,250	1,458
Lucia Mar Unified School District, California General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2022	1,215	1,283
Metropolitan Water District Southern California General Obligation Bonds, Series 1993-A1
7.250% due 03/01/2007	150	173
Metropolitan Water District Southern California Revenue Inverse Floater Bonds, Series 1993
9.700% due 10/30/2020 (a)	600	628
Milpitas, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2012	1,185	1,339
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	580	592
6.400% due 09/01/2031	700	715
Newport Mesa, California Unified School District General Obligation Bonds, Series 2003
5.000% due 08/01/2011	605	687
Orange County, California Community Facilities District Special Tax Bonds, Series 2000
5.600% due 08/15/2011	455	472
5.700% due 08/15/2012	485	501
5.800% due 08/15/2013	600	619
6.200% due 08/15/2018	1,025	1,052
Orange County, California Development Agency Tax Allocation Bonds, (AMBAC Insured), Series 2003
4.500% due 09/01/2010	1,085	1,197
4.500% due 09/01/2011	1,075	1,183
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	3,250	3,856
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	1,000	1,184
Orange County, California Transportation Authority Toll Road Revenue Bonds, (AMBAC Insured), Series 2003-A
5.000% due 08/15/2010	2,510	2,848
Pacific Housing & Finance Agency, California Revenue Bonds, (MBIA Insured), Series 1999
4.625% due 12/01/2004	250	253
Pomona, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 02/01/2011	1,635	1,837

80	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Port of Oakland, California Revenue Bonds, (FGIC Insured), Series 2000
5.500% due 11/01/2009	$500	$571
Redding, California Electric System Revenue Certificates of Participation, (FGIC Insured), Series 1993
5.684% due 06/28/2019	500	510
Riverside County, California Asset Leasing Corp. Revenue Bonds, (MBIA Insured), Series 2000
5.200% due 11/01/2010	250	288
Sacramento, California Municipal Utility District Revenue Bonds, Series 1983-M
9.000% due 04/01/2013	960	1,247
San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2015	2,365	2,650
San Dieguito, California Water District Revenue Bonds, (FGIC Insured), Series 2004
5.000% due 10/01/2012	615	698
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FSA Insured), Series 1998-16A
5.500% due 05/01/2015	300	330
San Francisco, California City & County Finance Corp. Revenue Bonds, (MBIA Insured), Series 1998
4.100% due 04/01/2006	665	700
San Jose, California Multifamily Housing Revenue Bonds, (Bay View Bank & Federal Home Loan Bank Insured), Series 1999
4.950% due 06/01/2039	980	1,057
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	600	711
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,000	2,099
San Pablo, California Redevelopment Agency Revenue Bonds, Series 1979
8.000% due 10/01/2011	110	133
Santa Ana, California Financing Authority Revenue Bonds, (MBIA Insured), Series 2004
4.000% due 07/01/2006	1,900	2,008
5.000% due 07/01/2011	500	567
Santa Margarita & Dana Point, California Authority Revenue Bonds, (MBIA Insured), Series 1994-A
7.250% due 08/01/2006	150	169
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 2003
5.125% due 10/01/2009	500	515
Southeast Resource Recovery Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 12/01/2011	1,125	1,279
Stockton, California Certificates of Participation Bonds, Series 1999
4.750% due 08/01/2006	120	128
University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2010	4,060	4,588
5.000% due 05/15/2011	3,410	3,860
Vernon, California Electric Systems Revenue Bonds, Series 2003
5.000% due 04/01/2010	1,135	1,227

		92,034

Illinois 1.2%
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.970% due 07/01/2012 (a)	1,400	1,557

Louisiana 1.4%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	2,000	1,815

New Hampshire 2.4%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 07/01/2014	2,690	3,036

New Jersey 1.3%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.800% due 04/01/2018 (a)	250	279
New Jersey State General Obligation Bonds, Series 1992
6.000% due 02/15/2011	1,000	1,183
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	150	150

		1,612

Puerto Rico 9.7%
Children Trust Fund Tobacco Settlement Revenue Bonds, Series 2002
5.000% due 05/15/2009	1,000	1,040
Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 1998
5.750% due 07/01/2012	1,000	1,187
Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 2004
11.720% due 07/01/2012 (a)	2,663	3,922
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	250	293
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2026 (a)	1,175	1,321
Puerto Rico Commonwealth IMPT General Obligation Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2012	1,000	1,169
Puerto Rico Commonwealth Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998-
5.250% due 07/01/2010	150	170
Puerto Rico Electric Power Authority Revenue Bonds, (FSA Insured), Series 2004
9.220% due 07/01/2012 (a)	2,500	3,253

		12,355

Texas 0.2%
Arlington, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
8.690% due 02/15/2024 (a)	250	263

Virgin Islands 4.7%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,000	1,062
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2007	1,500	1,637
5.500% due 10/01/2008	3,000	3,294

		5,993

Washington 3.7%
Washington Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.625% due 06/01/2032	4,750	4,617

Total Municipal Bonds & Notes (Cost $118,902)		123,282

SHORT-TERM INSTRUMENTS 1.2%
U.S. Treasury Bills 1.2%
1.010% due 06/03/2004- 06/17/2004 (c)(d)	1,600	1,597

Total Short-Term Instruments (Cost $1,597)		1,597

Total Investments 98.2% (Cost $120,499)		$124,879

Written Options (f) (0.3%) (Premiums $219)		(371)

Other Assets and Liabilities (Net) 2.1%		2,601

Net Assets 100.0%		$127,109

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co Exp. 06/16/2009	$34,000	$1,261
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2024	12,300	(810)

		$451

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	81

Schedule of Investments (Cont.)

California Intermediate Municipal Bond

March 31, 2004

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $1,597 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year Bond Short Futures	06/2004	143	$(319)

(e)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002	02/07/2002 and 08/29/2002	$1,300	$1,328	1.04%

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bond June Futures	$114.000	05/21/2004	127	$145	$242
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	127	74	129

				$219	$371

82	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

California Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 96.6%

California 80.0%
California Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 1999
0.000% due 09/01/2010	$500	$409
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2004
5.000% due 10/01/2012	250	283
California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002
6.750% due 07/01/2032 (e)	250	255
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.125% due 10/01/2030	400	394
California Statewide Tobacco Settlement Financing Authority Revenue Bonds, Series 2002
4.875% due 05/01/2014	295	275
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	400	413
Chula Vista, California Special Tax Bonds, Series 2000-1
6.400% due 09/01/2018	125	131
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	150	153
Fresno, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
6.000% due 08/01/2026	500	610
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2010	250	287
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2022	500	528
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.500% due 07/01/2011	500	583
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.250% due 07/01/2019	750	824
Los Angeles, California Water & Power Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2011	500	567
Metropolitan Water District Southern California Revenue Inverse Floater Bonds, Series 1993
9.700% due 10/30/2020 (a)	200	209
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	55	56
Newport Mesa, California Unified School District General Obligation Bonds, Series 2003
5.000% due 08/01/2011	500	568
Orange County, California Development Agency Tax Allocation Bonds, (AMBAC Insured), Series 2003
4.500% due 09/01/2011	500	550
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	750	890
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	400	474
Orange County, California Transportation Authority Toll Road Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 08/15/2011	750	852
Pioneers Memorial Healthcare District, California General Obligation Bonds, (AMBAC Insured), Series 1998
5.125% due 10/01/2024	400	418
Placer, California Unified High School District General Obligation Bonds, (FGIC Insured), Series 2000
0.000% due 08/01/2018	1,450	748
San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2001
4.000% due 11/01/2012	50	53
San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2028	650	676
San Joaquin Hills, California Transportation Corridor Agency Toll Road Revenue Bonds, (MBIA Insured), Series 1997
0.000% due 01/15/2032	500	116
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	300	356
Santa Ana, California Financing Authority Revenue Bonds, (MBIA Insured), Series 2004
5.000% due 07/01/2011	500	567
University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2011	500	566

		12,811

Louisiana 4.3%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	750	681

Massachusetts 0.7%
Massachusetts State College Building Authority Revenue Bonds, Series 2003
5.500% due 05/01/2033	100	113

New Jersey 3.5%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.800% due 04/01/2018 (a)	500	558

Puerto Rico 3.7%
Puerto Rico Commonwealth General Obligation Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2011	$500	$583

Virgin Islands 4.4%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	265
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2008	405	445

		710

Total Municipal Bonds & Notes (Cost $14,800)		15,456

SHORT-TERM INSTRUMENTS 2.8%
Repurchase Agreement 0.8%
State Street Bank
0.800% due 04/01/2004	124	124

(Dated 03/31/2004. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $129. Repurchase proceeds are $124.)
U.S. Treasury Bills 2.0%
0.939% due 06/03/2004-06/17/2004 (b)(c)	325	324

Total Short-Term Instruments (Cost $448)		448

Total Investments 99.4% (Cost $15,248)		$15,904

Written Options (d) (0.5%) (Premiums $45)		(76)
Other Assets and Liabilities (Net) 1.1%		179

Net Assets 100.0%		$16,007

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $324 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year
Bond Short Futures	06/2004	1	$(2)

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	83

Schedule of Investments (Cont.)

California Municipal Bond Fund

March 31, 2004

(d) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S.Treasury
Bond June Futures	$114.000	05/21/2004	26	$30	$50
Call - CBOT U.S. Treasury
Bond June Futures	116.000	05/21/2004	26	15	26

				$45	$76

(e) Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

California Statewide Communities
Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002	02/07/2002	$250	$255	1.59%

84	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

CommodityRealReturn Strategy Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)

CORPORATE BONDS & NOTES 0.7%
Banking & Finance 0.7%
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		$9,700	$9,675
Ford Motor Credit Co.
2.995% due 10/25/2004 (a)		200	201
1.560% due 07/18/2005 (a)		3,100	3,084
General Motors Acceptance Corp.
1.995% due 05/18/2006 (a)		4,000	3,988
Pemex Project Funding Master Trust
7.375% due 12/15/2014		250	279
8.625% due 02/01/2022		200	232
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)		2,000	2,040
Residential Reinsurance Ltd.
6.070% due 06/08/2006 (a)		500	511
Travelers Property Casualty Corp.
3.750% due 03/15/2008		100	102
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		5,000	4,997
Vita Capital Ltd.
2.460% due 01/01/2007 (a)		2,200	2,211

			27,320

Industrials 0.0%
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005		100	107

Utilities 0.0%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008		100	114
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		1,500	1,506

			1,620

Total Corporate Bonds & Notes (Cost $28,932)			29,047

MUNICIPAL BONDS & NOTES 0.0%
Missouri Higher Education Loan Authority Revenue Bonds, Series 1996
1.110% due 02/15/2026 (a)		600	600

Total Municipal Bonds & Notes (Cost $600)			600

U.S. TREASURY OBLIGATIONS 108.4%
Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007		544,740	600,513
3.625% due 01/15/2008		721,918	817,291
3.875% due 01/15/2009		269,288	312,911
4.250% due 01/15/2010		33,733	40,451
3.500% due 01/15/2011		332,475	387,853
3.375% due 01/15/2012		72,842	84,961
3.000% due 07/15/2012		623,231	709,583
1.875% due 07/15/2013		239,246	249,330
2.000% due 01/15/2014		643,080	674,983
3.625% due 04/15/2028		92,082	121,368
3.875% due 04/15/2029		303,421	418,721
3.375% due 04/15/2032		26,081	34,598

Total U.S. Treasury Obligations (Cost $4,373,131)			4,452,563

ASSET-BACKED SECURITIES 0.2%
Redwood Capital Ltd.
3.462% due 01/09/2006 (a)		4,300	4,320
5.012% due 01/01/2006 (a)		4,300	4,328

Total Asset-Backed Securities (Cost $8,600)			8,648

SOVEREIGN ISSUES 0.2%
Republic of Brazil
2.000% due 04/15/2006 (a)		200	196
2.062% due 04/15/2009 (a)		65	61
8.000% due 04/15/2014		7,881	7,736
11.000% due 08/17/2040		200	215
United Mexican States
6.375% due 01/16/2013		1,200	1,302

Total Sovereign Issues (Cost $9,156)			9,510

FOREIGN CURRENCY-DENOMINATED ISSUES (f)(g) 0.7%
Commonwealth of Canada (b)
3.000% due 12/01/2036	C$	20,055	17,362
Pylon Ltd.
3.553% due 12/18/2008 (a)	EC	2,600	3,231
5.953% due 12/22/2008 (a)		4,300	5,428

Total Foreign Currency-Denominated Issues (Cost $24,017)			26,021

SHORT-TERM INSTRUMENTS 4.2%

Commercial Paper 3.0%
Fannie Mae
1.010% due 06/23/2004- 07/01/2004 (h)		$80,800	80,605
1.015% due 06/30/2004- 07/01/2004 (h)		30,096	30,017
Freddie Mac
1.010% due 07/15/2004		11,100	11,066

			121,688

Repurchase Agreements 0.8%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $32,826. Repurchase proceeds are $32,179.)		32,178	32,178

U.S. Treasury Bills 0.4%
1.010% due 06/03/2004		17,510	17,478

Total Short-Term Instruments (Cost $171,357)			171,344

Total Investments 114.4% (Cost $4,615,793)			$4,697,733

Written Options (d) 0.00% (Premiums $1,802)			(1,681)

Other Assets and Liabilities (Net) (14.4%)			(588,002)

Net Assets 100.0%			$4,108,050

Notes to Schedule of Investments

(amounts in thousands):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation

Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: AIG International Inc. Exp. 04/30/2004	$1,075,000	$0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 04/30/2004	500,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 04/30/2004	320,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	899,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Barclays Bank PLC Exp. 04/30/2004	500,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Barclays Bank PLC Exp. 04/30/2004	216,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: AIG International Inc. Exp. 04/30/2004	500,000	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	179,000	1,037

		$1,037

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	85

Schedule of Investments (Cont.)

CommodityRealReturn Strategy Fund

March 31, 2004

(d) Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$29,100	$320	$608
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	33,200	289	497
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	33,200	325	37
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	29,100	175	13
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	40,700	360	499
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	40,700	333	27

						$1,802	$1,681

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(e) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	3.000	11/15/2007	1,000	$1,027	$1,027

(f) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	C$	20,348	04/2004	$0	$(228)	$(228)
Buy	EC	53	04/2004	1	0	1
Sell		6,900	04/2004	51	0	51

				$52	$(228)	$(176)

(g) Principal amount denoted in indicated currency:

C$  -  Canadian Dollar

EC  -  Euro

(h) Securities are grouped by coupon and represent a range of maturities.

86	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

Convertible Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CONVERTIBLE BONDS & NOTES 77.4%

Banking & Finance 8.8%
American International Group, Inc.
6.250% due 11/09/2031	$265	$180
AngloGold Holdings PLC
2.375% due 02/27/2009	200	204
Countrywide Credit Industries, Inc.
0.000% due 02/08/2031	140	210
E*Trade Financial Corp.
6.750% due 05/15/2008	132	168
SLM Corp.
1.070% due 07/25/2035 (a)	250	251
Wells Fargo & Co.
0.881% due 05/01/2033 (a)	275	274

		1,287

Consumer Discretionary 2.6%
Amazon.com, Inc.
4.750% due 02/01/2009	191	196
Hilton Hotels Corp.
3.375% due 04/15/2023	177	191

		387

Healthcare 18.8%
Allergan, Inc.
0.000% due 11/06/2022	335	345
Amgen, Inc.
0.000% due 03/01/2032	450	340
Bausch & Lomb, Inc.
1.710% due 08/01/2023 (a)	150	191
Bristol-Myers Squibb Co.
0.610% due 09/15/2023 (a)	275	279
Lifepoint Hospitals, Inc.
4.500% due 06/01/2009	200	209
Manor Care, Inc.
2.625% due 04/15/2023	168	216
Medtronic, Inc.
1.250% due 09/15/2021	375	390
Roche Holdings, Inc.
0.000% due 07/25/2021	375	235
Watson Pharmaceuticals, Inc.
1.750% due 03/15/2023	210	263
Wyeth
0.716% due 01/15/2024 (a)	282	286

		2,754

Industrials 26.3%
Actuant Corp.
2.000% due 11/15/2023	140	172
AGCO Corp.
1.750% due 12/31/2033	175	209
Alza Corp.
0.000% due 07/28/2020	173	124
American Axle & Manufacturing, Inc.
2.000% due 02/15/2024	375	382
Brinker International, Inc.
0.000% due 10/10/2021	350	252
Costco Wholesale Corp.
0.000% due 08/19/2017	250	217
Fisher Scientific International
2.500% due 10/01/2023	100	140
Fluor Corp.
1.500% due 02/15/2024	200	203
GrafTech International Ltd.
1.625% due 01/15/2024	200	230
L-3 Communications Holdings, Inc.
4.000% due 09/15/2011	185	216
Lowe’s Cos., Inc.
0.000% due 02/16/2021	340	316
Placer Dome, Inc.
2.750% due 10/15/2023	245	304
SCI Systems, Inc.
3.000% due 03/15/2007	323	311
Tyco International Group S.A.
2.750% due 01/15/2018	250	341
Yellow Roadway Corp.
3.375% due 11/25/2023	104	118
Young & Rubicam, Inc.
3.000% due 01/15/2005	300	303

		3,838

Technology 16.7%
Advanced Micro Devices, Inc.
4.500% due 12/01/2007	70	165
Brocade Communications Systems, Inc.
2.000% due 01/01/2007	200	186
Computer Associates International, Inc.
5.000% due 03/15/2007	50	63
Corning, Inc.
3.500% due 11/01/2008	147	189
Flextronics International Ltd.
1.000% due 08/01/2010	250	336
Harris Corp.
3.500% due 08/15/2022	182	234
Keane, Inc.
2.000% due 06/15/2013	265	295
LTX Corp.
4.250% due 08/15/2006	300	299
Safeguard Scientifics, Inc.
2.625% due 03/15/2024	330	278
Symantec Corp.
3.000% due 11/01/2006	86	234
Yahoo!, Inc.
0.000% due 04/01/2008	120	162

		2,441

Utilities 4.2%
Centerpoint Energy, Inc.
3.750% due 05/15/2023	100	115
Comcast Corp.
2.000% due 11/15/2029 (a)	6	246
Lucent Technologies, Inc.
2.750% due 06/15/2023	164	246

		607

Total Convertible Bonds & Notes (Cost $10,644)		11,314

CONVERTIBLE PREFERRED STOCK 18.5%
	Shares
Banking & Finance 11.2%
Ford Motor Co. Capital Trust II
6.500% due 01/15/2032	12,675	672
Household International, Inc.
8.875% due 02/15/2006	4,500	187
PMI Group, Inc.
5.875% due 11/15/2006	9,500	$243
State Street Corp.
6.750% due 02/15/2006	722	178
Washington Mutual, Inc.
5.375% due 05/03/2041	6,055	359

		1,639

Industrials 3.9%
Allied Waste Industries, Inc.
6.250% due 04/01/2006	1,650	121
El Paso Corp.
9.000% due 08/10/2005	6,165	179
Williams Cos., Inc.
9.000% due 02/16/2005	20,260	258

		558

Utilities 3.4%
Motorola, Inc.
7.000% due 11/16/2004	5,965	290
Nortel Networks Corp.
7.000% due 08/15/2005	2	208

		498

Total Convertible Preferred Stock (Cost $2,691)		2,695

SHORT-TERM INSTRUMENTS 1.4%
	Principal Amount (000s)
Repurchase Agreement 1.4%
State Street Bank
0.800% due 04/01/2004
(Dated 03/31/2004. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $207. Repurchase proceeds are $200.)	$200	$200

Total Short-Term Instruments (Cost $200)		200

Total Investments 97.3% (Cost $13,535)		$14,209

Other Assets and Liabilities (Net) 2.7%		401

Net Assets 100.0%		$14,610

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security.
(b)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Buy	EC	66	04/2004	$0	$(1)	$(1)

(c) Principal amount denoted in indicated currency:

EC - Euro

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	87

Summary Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Deutsche Telekom International Finance BV
8.500% due 06/15/2010	$2,880	$3,541	0.4%
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	10,500	10,671	1.4%
8.000% due 03/25/2009	8,100	8,171	1.1%
Ford Motor Credit Co.
7.000% due 10/01/2013	3,575	3,779	0.5%
HSBC Bank USA
4.625% due 04/01/2014	3,500	3,478	0.5%
Mizuho Preferred Capital Co.
8.790% due 06/30/2008 (a)	3,000	3,380	0.5%
Pemex Finance Ltd.
8.020% - 9.690% due 05/15/2007 - 08/15/2009 (d)	1,885	2,192	0.3%
Pemex Project Funding Master Trust
7.375% - 8.625% due 11/15/2011 - 02/01/2022 (d)	2,983	3,474	0.5%
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (a)	28,337	31,453	4.2%
Other Banking & Finance (b)		37,596	5.0%

		107,735	14.4%

Industrials
DaimlerChrysler NA Holding Corp.
1.910% due 09/26/2005 (a)	4,000	4,027	0.5%
6.500% - 8.500% due 01/15/2012 - 01/18/2031 (d)	3,130	3,477	0.5%
El Paso Production Holding Co.
7.750% due 06/01/2013	6,665	6,215	0.8%
General Motors Corp.
7.125% due 07/15/2013	3,025	3,310	0.5%
Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008	3,000	3,111	0.4%
Pemex Project Funding Master Trust
2.920% due 10/15/2009 (a)	3,500	3,655	0.5%
Petroleos Mexicanos
9.250% due 03/30/2018	2,300	2,835	0.4%
Qwest Communications International
7.250% due 02/15/2011	4,275	4,093	0.6%
Tyco International Group S.A.
6.375% due 02/15/2006	3,000	3,195	0.4%
Williams Cos., Inc.
6.500% due 08/01/2006	3,000	3,146	0.4%
6.500% - 8.750% due 12/01/2008 - 03/15/2032 (d)	5,785	6,203	0.8%
Other Industrials (b)		120,969	16.2%

		164,236	22.0%

Utilities

AT&T Wireless Services, Inc.
8.125% due 05/01/2012	2,740	3,344	0.4%
British Telecom PLC
8.375% due 12/15/2010	2,240	2,773	0.4%
Delphi Corp.
6.500% due 08/15/2013	4,040	4,325	0.6%
FirstEnergy Corp.
6.450% due 11/15/2011	3,200	3,510	0.5%
France Telecom S.A.
8.750% due 03/01/2011	2,745	3,358	0.4%
NRG Energy, Inc.
8.000% due 12/15/2013	3,870	4,015	0.5%
PSEG Power LLC
3.750% due 04/01/2009	3,000	3,004	0.4%
Sprint Capital Corp.
8.375% due 03/15/2012	2,680	3,269	0.5%
TXU Energy Co.
7.000% due 03/15/2013	3,800	4,364	0.6%
Other Utilities (b)		44,928	6.0%

		76,890	10.3%

Total Corporate Bonds & Notes (Cost $343,559)		348,861	46.7%

ASSET-BACKED SECURITIES
Total Asset-Backed Securities (b) (Cost $72)		$73	0.0%

SOVEREIGN ISSUES
Republic of Brazil
2.062% due 04/15/2009 (a)	2,984	2,810	0.4%
10.000% due 08/07/2011	3,600	3,838	0.5%
11.000% due 01/11/2012	14,725	16,470	2.2%
2.187% due 04/15/2012 (a)	3,735	3,292	0.4%
12.250% due 03/06/2030	2,335	2,790	0.4%
8.250% due 01/20/2034	7,270	6,216	0.8%
11.000% due 08/17/2040	28,567	30,652	4.1%
2.000% - 14.500% due 04/15/2006 - 05/15/2027 (d)	10,460	11,072	1.4%
Republic of Ecuador
7.000% due 08/15/2030	10,595	9,460	1.3%
Republic of Ukraine
6.875% due 03/04/2011	11,650	11,970	1.6%
7.650% - 11.000% due 03/15/2007 - 06/11/2013 (d)	2,208	2,388	0.3%
Russian Federation
8.750% due 07/24/2005	3,000	3,242	0.4%
8.250% due 03/31/2010 (a)	230	262	0.1%
5.000% due 03/31/2030 (a)	51,622	51,829	7.0%
United Mexican States
8.375% due 01/14/2011	4,163	5,071	0.7%
6.375% due 01/16/2013	3,239	3,516	0.5%
5.875% due 01/15/2014	8,100	8,432	1.1%
7.500% - 11.375% due 02/17/2009 - 04/08/2033 (d)	8,658	10,257	1.4%
Other Sovereign Issues (b)		24,355	3.2%

Total Sovereign Issues (Cost $203,196)		207,922	27.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h)
Total Foreign Currency-Denominated Issues (b) (Cost $2,494)		3,465	0.5%

PREFERRED STOCK
Total Preferred Stock (b) (Cost $1,785)		1,819	0.2%

SHORT-TERM INSTRUMENTS

Commercial Paper
ABN AMRO Mortgage Corp.
1.030% due 04/28/2004	10,000	9,992	1.3%
Barclays U.S. Funding Corp.
1.030% due 05/21/2004	10,000	9,986	1.3%
Danske Corp.
1.025% - 1.030% due 04/14/2004 - 06/18/2004 (d)	15,000	14,968	2.0%
Fannie Mae
1.005% - 1.030% due 05/05/2004 - 07/01/2004 (d)	34,400	34,339	4.6%
Freddie Mac
1.000% - 1.015% due 05/11/2004 - 07/15/2004 (d)	29,400	29,346	3.9%
HBOS Treasury Services PLC
1.030% - 1.100% due 04/15/2004 - 06/29/2004 (d)	5,800	5,788	0.8%
Pfizer, Inc.
1.000% - 1.010% due 05/17/2004 - 5/24/2004 (d)	18,400	18,373	2.5%
Rabobank Netherland NV
1.030% due 05/10/2004	3,500	3,496	0.5%

88	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

Royal Bank of Scotland PLC
1.020% - 1.025% due 05/04/2004 - 05/05/2004 (d)	$6,500	$6,494	0.9%
Westpac Capital Corp.
1.030% - 1.040% due 05/06/2004 - 07/07/2004 (d)	12,000	11,984	1.6%
Other Commercial Paper (b)		1,398	0.2%

		146,164	19.6%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $2,045. Repurchase proceeds are $2,000)	2,000	2,000	0.3%

U.S. Treasury Bills
0.971% due 06/03/2004-06/17/2004 (c)(d)	7,815	7,799	1.0%

Total Short-Term Instruments (Cost $155,967)		155,963	20.9%

Total Investments (Cost $707,073)		$718,103	96.1%

Written Options (f) (Premiums $585)		(594)	(0.1%)

Other Assets and Liabilities (Net)		29,608	4.0%

Net Assets		$747,117	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $2,810 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund 10-Year Note Long Futures	06/2004	523	$1,062
U.S. Treasury 10-Year Note Long Futures	06/2004	20	(14)

			$1,048

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	$3,000	$5
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	4,000	10
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	1,000	2
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	6,000	15
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	700	(2)
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,000	(43)
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2008	17,200	(531)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,000	(114)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,300	(28)
Receive a fixed rate equal to 1.280% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	900	6
Receive a fixed rate equal to 0.600% and the Fund will pay at par in the event of default of IBOXX IG Index.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2009	3,000	(6)
Receive a fixed rate equal to 1.000% and pay total return on Tradable Credit North America Series 2 March 2009 Index.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2009	10,000	(35)
Receive a fixed rate equal to 1.000% and pay total return on Tradable Credit North America Series 2 March 2009 Index.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2009	3,800	(28)
Receive a fixed rate equal to 3.150% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 08/19/2013	200	10
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/04/2013	810	31

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	89

Summary Schedule of Investments (Cont.)

Diversified Income Fund

March 31, 2004

Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/05/2013	$350	$12
Receive a fixed rate equal to 2.750% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/17/2013	200	4
Receive a fixed rate equal to 2.050% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 7.500% due 04/08/2033.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2013	210	6
Receive a fixed rate equal to 2.070% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	490	16
Receive a fixed rate equal to 2.070% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	40	1
Receive a fixed rate equal to 2.170% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	120	5
Receive a fixed rate equal to 2.310% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	4,500	(62)

		$(726)

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	256	$180	$16
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	114	95	14
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	353	300	547
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	17	10	17

				$585	$594

90	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(g)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	832	04/2004	$4	$0	$4
Buy		818	05/2004	1	0	1
Buy		690	06/2004	1	0	1
Sell	C$	1,000	04/2004	0	(11)	(11)
Buy	CP	46,275	04/2004	1	0	1
Buy		140,093	05/2004	0	(1)	(1)
Buy		139,385	06/2004	0	(2)	(2)
Buy	CY	2,109	09/2004	0	(4)	(4)
Sell	EC	2,374	04/2004	18	0	18
Buy	H$	2,181	04/2004	0	0	0
Buy		2,139	05/2004	0	0	0
Buy		1,788	06/2004	0	0	0
Buy	IR	15,601	06/2004	13	0	13
Buy	JY	700,453	05/2004	397	0	397
Buy	KW	303,021	04/2004	3	0	3
Buy		6,269,334	05/2004	82	0	82
Buy		271,400	06/2004	5	0	5
Buy	MP	12,698	04/2004	34	0	34
Sell		12,699	04/2004	23	0	23
Buy		3,106	05/2004	0	(4)	(4)
Buy		2,579	06/2004	0	(2)	(2)
Buy	PN	954	05/2004	0	0	0
Buy		800	06/2004	0	0	0
Buy	RR	18,812	04/2004	0	(2)	(2)
Buy		7,840	05/2004	0	(1)	(1)
Buy		6,564	06/2004	0	0	0
Buy	S$	473	04/2004	2	0	2
Buy		465	05/2004	3	0	3
Buy		392	06/2004	4	0	4
Buy	SR	1,848	05/2004	15	0	15
Buy		1,577	06/2004	16	0	16
Buy	SV	9,058	05/2004	1	0	1
Buy		7,689	06/2004	3	0	3
Buy	T$	9,108	05/2004	2	0	2
Buy		7,638	06/2004	2	0	2

				$630	$(27)	$603

(h)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	91

Summary Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

BRAZIL
Republic of Brazil
2.000% due 04/15/2006 (a)	$43,509	$42,722	3.0%
11.500% due 03/12/2008	10,700	12,171	0.8%
2.062% due 04/15/2009 (a)	39,614	37,314	2.6%
11.000% due 01/11/2012	31,675	35,429	2.4%
2.187% due 04/15/2012 (a)	51,740	45,602	3.1%
6.000% due 04/15/2024 (a)	11,697	10,126	0.7%
8.875% due 04/15/2024	18,350	16,883	1.2%
10.125% due 05/15/2027	19,050	19,374	1.3%
12.250% due 03/06/2030	22,115	26,427	1.8%
8.250% due 01/20/2034	23,880	20,417	1.4%
11.000% due 08/17/2040	126,321	135,542	9.3%
2.125% - 14.500% due 10/15/2009 - 04/15/2024 (b)	24,155	26,933	1.9%

Total Brazil (Cost $388,634)		428,940	29.5%

BULGARIA
Total Bulgaria (d) (Cost $5,385)		5,637	0.4%

CAYMAN ISLANDS
Pemex Finance Ltd.
9.030% due 02/15/2011	$60	73	0.0%
Other Cayman Islands (d)		690	0.1%

Total Cayman Islands (Cost $719)		763	0.1%

CHILE
Republic of Chile
7.125% due 01/11/2012	$10,740	12,542	0.8%
5.500% - 6.875% due 04/28/2009 - 01/15/2013 (b)	3,270	3,669	0.3%

Total Chile (Cost $15,737)		16,211	1.1%

COLOMBIA
Republic of Columbia
7.625% - 10.750% due 02/15/2007 - 01/28/2033 (b) (Cost $12,592)	$16,797	19,446	1.3%

CROATIA
Total Croatia (d) (Cost $1,939)		1,945	0.1%

DOMINICAN REPUBLIC
Dominican Republic
9.500% due 09/27/2006	$13,400	10,385	0.7%
Other Dominican Republic (d)		1,746	0.1%

Total Dominican Republic (Cost $14,228)		12,131	0.8%

ECUADOR
Republic of Ecuador
7.000% due 08/15/2030 (a)	$72,437	64,726	4.5%

Total Ecuador (Cost $50,916)		64,726	4.5%

EL SALVADOR
Total El Salvador (d) (Cost $3,560)		3,838	0.3%

GUATEMALA
Republic of Guatemala
9.250% due 08/01/2013	$13,731	$15,970	1.1%

Total Guatemala (Cost $15,651)		15,970	1.1%

MALAYSIA
Petronas Capital Ltd.
7.000% due 05/22/2012	$9,985	11,479	0.8%
7.875% due 05/22/2022	3,000	3,591	0.2%
Other Malaysia (d)		7,451	0.5%

Total Malaysia (Cost $21,580)		22,521	1.5%

MEXICO
Pemex Project Funding Master Trust
8.000% due 11/15/2011	$6,580	7,689	0.5%
8.625% due 02/01/2022	25,466	29,541	2.0%
2.650% - 9.125% due 01/07/2005 - 12/15/2014 (b)	7,890	8,644	0.6%
United Mexican States
8.375% due 01/14/2011	25,642	31,236	2.1%
7.500% due 01/14/2012	7,450	8,679	0.6%
6.375% due 01/16/2013	17,186	18,655	1.3%
8.125% due 12/30/2019	18,935	22,533	1.6%
8.000% due 09/24/2022	27,380	31,692	2.2%
8.300% due 08/15/2031	17,361	20,443	1.4%
4.625% - 11.375% due 03/12/2008 - 04/08/2033 (b)	16,310	19,076	1.3%
Other Mexico (d)		9,440	0.7%

Total Mexico (Cost $198,008)		207,628	14.3%

MOROCCO
Total Morocco (d) (Cost $4,229)		4,357	0.3%

PANAMA
Republic of Panama
9.625% due 02/08/2011	$16,289	19,466	1.3%
9.375% due 07/23/2012	13,283	15,774	1.1%
8.250% - 9.375% due 04/22/2008 - 04/01/2029 (b)	3,785	4,317	0.3%

Total Panama (Cost $37,980)		39,557	2.7%

PERU
Republic of Peru
9.125% due 02/21/2012	$8,741	9,943	0.7%
4.500% due 03/07/2017 (a)	22,814	20,262	1.4%
5.000% due 03/07/2017 (a)	19,861	18,542	1.3%
8.750% - 9.875% due 01/15/2008 - 11/21/2033 (b)	7,159	7,901	0.5%

Total Peru (Cost $53,485)		56,648	3.9%

QATAR
Total Qatar (d) (Cost $3,000)		3,031	0.2%

92	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets

RUSSIA
Russian Federation
8.250% due 03/31/2010 (a)		$6,970	$7,930	0.5%
5.000% due 03/31/2030 (a)		206,534	207,369	14.3%
8.750% - 12.750% due 07/24/2005 - 06/24/2028 (b)		10,047	8,270	0.6%

Total Russia (Cost $218,684)			223,569	15.4%

SOUTH AFRICA (d)(e)
Republic of South Africa
5.250% due 05/16/2013	EC	15,560	19,109	1.3%
7.375% - 9.125% due 04/25/2012 - 06/23/2017 (b)		$6,690	8,239	0.6%

Total South Africa (Cost $25,823)			27,348	1.9%

SOUTH KOREA
Total South Korea (d) (Cost $19,828)			20,133	1.4%

TUNISIA (d)(e)
Banque Centrale De Tunisie
4.750% due 04/07/2011	EC	450	551	0.0%
7.375% due 04/25/2012		$36,662	42,803	2.9%
8.250% due 09/19/2027		1,680	1,966	0.2%

Total Tunisia (Cost $45,108)			45,320	3.1%

UKRAINE
Republic of Ukraine
11.000% due 03/15/2007 (a)		$11,152	12,528	0.8%
6.875% due 03/04/2011		32,450	33,342	2.3%
7.650% due 06/11/2013		10,960	11,487	0.8%

Total Ukraine (Cost $55,868)			57,357	3.9%

UNITED STATES
Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		$9,250	9,593	0.7%
Pemex Project Funding Master Trust
2.920% due 10/15/2009 (a)		25,280	26,399	1.8%

Total United States (Cost $65,200)			35,992	2.5%

VENEZUELA
Republic of Venezuela
9.375% due 01/13/2034		$15,850	14,027	1.0%
5.375% - 10.750% due 08/07/2010 - 09/19/2013 (b)		7,850	6,717	0.4%

Total Venezuela (Cost $21,408)			20,744	1.4%

SHORT-TERM INSTRUMENTS

Commercial Paper
Anz (Delaware), Inc.
1.040% due 05/12/2004		$20,000	19,976	1.4%
CBA (de) Finance
1.050% due 04/07/2004		11,100	11,098	0.8%
Fannie Mae
1.010% due 05/19/2004 - 07/01/2004 (b)		47,900	47,816	3.3%
Freddie Mac
1.010% - 1.040% due 05/03/2004 - 07/15/2004 (b)		116,300	116,150	8.0%
General Electric Capital Corp.
1.030% - 1.110% due 04/07/2004 - 04/26/2004 (b)		30,000	29,984	2.1%
HBOS Treasury Services PLC
1.040% - 1.050% due 05/04/2004 - 06/30/2004 (b)		43,000	42,912	2.9%
Rabobank USA Financial Corp.
1.025% due 04/20/2004		7,900	7,896	0.5%
UBS Finance, Inc.
1.020% due 06/16/2004 - 06/28/2004 (b)		30,900	30,824	2.1%
Westpac Capital Corp.
1.030% - 1.040% due 04/27/2004 - 06/08/2004 (b)		18,500	18,482	1.3%
Other Commercial Paper			8,894	0.6%

			334,032	23.0%

Repurchase Agreement
State Street Bank
0.800% due 04/01/20 04 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $13,354. Repurchase proceeds are $13,091.)		13,091	13,091	0.9%

U.S. Treasury Bills
1.025% due 05/13/2004 - 06/17/2004 (b)		71,560	71,438	4.9%

Total Short-Term Instruments (Cost $418,572)			418,561	28.8%

Total Investments (Cost $1,698,134)			$1,752,373	120.5%

Other Assets and Liabilities (Net)			(297,657)	(20.5)%

Net Assets			$1,454,716	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 7.850% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: Goldman Sachs & Co. Exp. 05/09/2004	$3,000	22
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	1,500	(6)
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	5,000	5

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	93

Summary Schedule of Investments (Cont.)

Emerging Markets Bond Fund

March 31, 2004

Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	$1,000	$1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	3,000	6
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030 and 7.500% thereafter.
Counterparty: Barclays Bank PLC Exp. 07/20/2004	10,000	14
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/18/2004	7,500	3
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	1,750	3
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	9,750	26
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,500	13
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp.01/28/2005	1,500	3
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	500	5
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000%, until 03/31/2004 and 7.500% thereafter, due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	3,500	9
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	1,250	(3)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,500	18
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	4,000	18
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,500	31
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	3,000	41
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: UBS Warburg LLC Exp. 12/20/2008	5,000	(157)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	2,000	(75)
Receive a fixed rate equal to 1.280% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	3,800	26
Receive a fixed rate equal to 8.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Counterparty: Credit Suisse First Boston Exp. 03/11/2009	14,000	1,401
Receive a fixed rate equal to 2.840% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/04/2013	5,400	475
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Credit Suisse First Boston Exp. 01/16/2013	4,000	340
Receive a fixed rate equal to 2.450% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 04/08/2013	3,500	211
Receive a fixed rate equal to 3.110% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Citibank N.A., New York Exp. 06/17/2013	20,000	925
Receive a fixed rate equal to 3.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2013	20,000	840

94	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 3.160% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 10/02/2013	12,000	591
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2013	12,500	73
Receive a fixed rate equal to 2.310% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	1,350	(19)
Receive a fixed rate equal to 2.320% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/21/2014	12,000	(157)
Receive a fixed rate equal to 2.550% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 03/20/2014	3,700	11

		$4,694

(d)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(e)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Principal Amount Covered by Currency	Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	3,267	04/2004	$14	$0	$14
Buy		4,014	05/2004	6	0	6
Buy		2,970	06/2004	4	0	4
Buy	CP	199,291	04/2004	3	0	3
Buy		603,009	05/2004	0	(2)	(2)
Buy		599,960	06/2004	0	(8)	(8)
Buy	CY	24,701	09/2004	5	(34)	(29)
Sell	EC	14,698	04/2004	109	0	109
Buy	H$	9,735	04/2004	0	0	0
Buy		9,721	05/2004	0	0	0
Buy		7,696	06/2004	0	0	0
Buy	IR	67,152	06/2004	57	0	57
Buy	KW	1,451,250	04/2004	13	0	13
Buy		14,390,509	05/2004	186	0	186
Buy		1,168,200	06/2004	22	0	22
Buy	MP	31,400	04/2004	83	0	83
Sell		31,400	04/2004	60	0	60
Buy		13,278	05/2004	0	(17)	(17)
Buy		11,099	06/2004	0	(7)	(7)
Buy	PN	4,338	05/2004	1	0	1
Buy		3,444	06/2004	2	0	2
Buy	RR	35,575	04/2004	0	(4)	(4)
Buy		35,638	05/2004	0	(2)	(2)
Buy		28,255	06/2004	0	(1)	(1)
Buy	S$	2,110	04/2004	9	0	9
Buy		2,113	05/2004	12	0	12
Buy		1,688	06/2004	18	0	18
Buy	SR	8,398	05/2004	68	0	68
Buy		6,790	06/2004	69	0	69
Buy	SV	41,172	05/2004	3	0	3
Buy		37,107	06/2004	16	0	16
Buy	T$	41,399	05/2004	8	0	8
Buy		32,878	06/2004	10	0	10

				$778	$(75)	$703

(f)	Principal amount denoted in indicated currency:

BR	–	Brazilian Real
CP	–	Chilean Peso
CY	–	Chinese Yuan Renminbi
EC	–	Euro
H$	–	Hong Kong Dollar
IR	–	Indonesian Rupiah
KW	–	South Korean Won
MP	–	Mexican Peso
PN	–	Peruvian New Sol
RR	–	Russian Ruble
S$	–	Singapore Dollar
SR	–	South African Rand
SV	–	Slovakian Koruna
T$	–	Taiwan Dollar

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	95

Schedule of Investments

European Convertible Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)

CORPORATE BONDS & NOTES 6.5%
Banking & Finance 3.9%
Aspropulsion Capital BV
9.625% due 10/01/2013	EC	300	$389
PTC International Finance II S.A.
11.250% due 12/01/2009		$350	376
RepCon Lux S.A.
4.500% due 01/26/2011		3,000	3,426

			4,191

Consumer Discretionary 1.3%
Parmalat Finance Corp.
6.125% due 09/29/2010 (a)	EC	500	95
Schefenacker AG
9.500% due 02/11/2014		1,000	1,244

			1,339

Industrials 1.3%
Telenet Communications NV
9.000% due 12/15/2013		1,000	1,254
Vivendi Universal S.A.
9.250% due 04/15/2010		$100	120

			1,374

Total Corporate Bonds & Notes (Cost $6,988)			6,904

CONVERTIBLE PREFERRED STOCK 3.1%
	Shares

Banking & Finance 2.7%
Ford Motor Co. Capital Trust II
6.500% due 01/15/2032		4,000	212
Household International, Inc.
8.875% due 02/15/2006		18,000	747
News Corp. Finance Trust II
0.750% due 03/15/2023		660	785
0.750% due 03/15/2023		1,000	1,112

			2,856

Consumer Discretionary 0.2%
General Motors Corp.
5.250% due 03/06/2032		10,000	255

Industrials 0.2%
Xerox Corp.
6.250% due 07/01/2006		1,500	201

Total Convertible Preferred Stock (Cost $2,919)			3,312

CONVERTIBLE BONDS & NOTES 92.0%
	Principal Amount (000s)

Banking & Finance 45.0%
ABB International Finance Ltd.
4.625% due 05/16/2007		$2,800	3,044
Adidas-Salomon International Finance
2.500% due 10/08/2018	EC	1,000	1,427
AngloGold Holdings PLC
2.375% due 02/27/2009		$1,200	1,222
Axa S.A.
2.500% due 01/01/2014	EC	825	1,106
3.750% due 01/01/2017		2,483	3,716
BCP Finance Bank Ltd.
4.750% due 06/20/2011		3,200	4,071
Belgelectric Finance S.A.
1.500% due 08/04/2004		3,101	3,861
Ciaxa Finance BV
0.250% due 07/03/2006		650	850
Deutsche Telekom International Finance BV
6.500% due 06/01/2006		300	432
Hellenic Exchangeable Finance
2.000% due 08/02/2005		2,150	2,900
Holcim Capital Corp.
0.000% due 06/10/2017		$800	537
KFW International Finance, Inc.
0.875% due 01/08/2007	EC	3,000	3,943
KFW Kreditanstalt fuer Wiederaufbau
0.750% due 08/08/2008		5,000	6,457
Parmalat Finanziaria SpA
0.875% due 06/30/2021 (a)(b)		600	114
Portugal Telecom International Finance BV
2.000% due 12/06/2006		500	630
SAB Finance
4.250% due 08/10/2006		$800	1,091
Scottish Power Finance Ltd.
4.000% due 07/29/2049 (b)		3,000	3,212
Siemens Finance BV
1.375% due 06/04/2010	EC	3,000	4,427
Swiss America Holdings, Inc.
2.250% due 06/10/2004		$650	653
Swiss Confederation
0.250% due 12/19/2007	SF	3,500	2,835
Talanax AG
3.375% due 12/20/2005	EC	700	886
Wells Fargo & Co.
0.881% due 05/01/2033 (b)		$400	399

			47,813

Consumer Discretionary 9.1%
Accor
1.750% due 01/01/2008	EC	1,409	1,779
Compagnie de St. Gobain (CIE DE)
2.625% due 01/01/2007		462	603
Koninklijke Ahold NV
4.000% due 05/19/2005		2,000	2,479
Nestle Holdings, Inc.
3.000% due 05/09/2005		$750	863
0.000% due 06/11/2008		1,000	996
Rank Group
3.875% due 01/20/2009	BP	1,500	2,943

			9,663

Healthcare 5.8%
Bristol-Myers Squibb Co.
0.610% due 09/15/2023 (b)		$500	507
Roche Holdings, Inc.
0.000% due 07/25/2021		1,200	752
0.000% due 07/25/2021		7,900	4,908

			6,167

Industrials 18.1%
Alitalia SpA
2.900% due 07/22/2007	EC	500	523
Anglo American PLC
3.375% due 04/17/2007		$500	608
Arcelor
3.000% due 06/27/2017	EC	1,348	1,847
ASML Holding NV
5.500% due 05/15/2010		200	341
BAA PLC
2.940% due 04/04/2008	BP	1,350	2,366
2.625% due 08/19/2009		900	1,715
British Aerospace
3.750% due 07/21/2006		750	1,483
Deutsche Lufthansa AG
1.250% due 01/04/2012	EC	650	819
ExpressJet Holdings, Inc.
4.250% due 08/01/2023		$300	312
Finmeccanica
2.000% due 06/08/2005	EC	999	1,302
Koninklijke Hoogovens NV
4.625% due 04/22/2007		4,000	2,214
Korea Tobacco & Ginseng Corp.
2.000% due 10/31/2006		$100	143
Lagardere SCA
2.500% due 07/01/2005	EC	500	653
Pinault-Printemps-Redoute S.A.
2.500% due 01/01/2008		432	616
Suez S.A.
4.500% due 05/22/2006		425	555
Thomson
1.000% due 01/01/2006		291	383
Valeo SA
2.375% due 01/01/2011		928	1,168
Vinci S.A.
2.000% due 01/01/2018		540	759
Wolters Kluwer NV
1.000% due 11/30/2006		303	383
WPP Group PLC
2.000% due 04/11/2007	BP	600	1,081

			19,271

Technology 5.2%
STMicroelectronics NV
0.000% due 09/22/2009		$700	625
0.000% due 07/05/2013		1,500	1,546
Thales S.A.
2.500% due 01/01/2007	EC	714	899
Vivendi Universal
1.750% due 10/30/2008		1,466	2,409

			5,479

Transportation 1.7%
Veolia Enviornment
1.500% due 01/01/2005		1,355	1,784

Utilities 7.1%
Alcatel S.A.
4.750% due 01/01/2011		1,133	1,746
Koninklijke KPN NV
3.500% due 11/24/2005		300	375
Sogerim S.A.
1.000% due 03/15/2006		500	697
Telecom Italia SpA
1.000% due 11/03/2005		2,500	3,398
1.500% due 01/01/2010		650	1,010
Telefonos de Mexico S.A.
4.250% due 06/15/2004		$225	268

			7,494

Total Convertible Bonds & Notes (Cost $93,974)			97,671

Total Investments 101.6% (Cost $103,881)			$107,887

Other Assets and Liabilities (Net) (1.6%)			(1,689)

Net Assets 100.0%			$106,198

Notes to Schedule of Investments

(amounts in thousands):

(a)	Security is in default.
(b)	Variable rate security.

96	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(c)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	1,851	04/2004	$17	$0	$17
Buy	EC	23,125	04/2004	62	(126)	(64)
Sell		9,840	04/2004	0	(105)	(105)
Buy	JY	61,474	05/2004	35	0	35
Buy	SF	1,000	04/2004	16	0	16
Buy		239	06/2004	3	0	3

				$133	$(231)	$(98)

(d)	Principal amount denoted in indicated currency:

BP - British Pound

EC - Euro

JY - Japanese Yen

SF - Swiss Franc

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	97

Schedule of Investments

European StocksPLUS TR Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 1.4%

Utilities 1.4%
Pacific Gas & Electric Co.
1.800% due 04/03/2006 (a)	$100	$100

Total Corporate Bonds & Notes (Cost $100)		100

MUNICIPAL BONDS & NOTES 1.6%
Akron, Ohio Community Learning Centers Income Tax Revenue Bonds, (FGIC Insured), Series 2004-A
5.000% due 12/01/2033	20	21
New Hampshire Higher Education Loan Corp. Revenue Bond, Series 1997
1.097% due 12/01/2031 (a)	100	100

Total Municipal Bonds & Notes (Cost $121)		121

U.S. GOVERNMENT AGENCIES 6.3%
Fannie Mae
2.375% due 11/25/2023 (a)	100	104
5.684% due 07/01/2032 (a)	163	166
5.500% due 04/15/2034	200	205

Total U.S. Government Agencies (Cost $473)		475

U.S. TREASURY OBLIGATIONS 8.4%
Treasury Inflation Protected Securities (b)
3.625% due 01/15/2008	115	130
U.S. Treasury Notes
1.625% due 04/30/2005	300	302
1.250% due 05/31/2005	200	200

Total U.S. Treasury Obligations (Cost $628)		632

SOVEREIGN ISSUES 1.6%
Banque Centrale De Tunisie
7.375% due 04/25/2012	12	14
Republic of Brazil
14.500% due 10/15/2009	25	32
Republic of Panama
9.625% due 02/08/2011	12	14
Republic of Peru
9.125% due 02/21/2012	11	13
United Mexican States
10.375% due 02/17/2009	36	46

Total Sovereign Issues (Cost $115)		119

EXCHANGE-TRADE FUNDS 3.8%
	Shares

Index Funds 3.8%
Fresco Dow Jones Euro Stoxx 50 Index Fund	8,348	287

Total Exchange-Traded Funds (Cost $286)		287

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 82.9%

Certificates of Deposit 2.7%
Chase Manhattan Bank USA
1.030% due 05/28/2004	$100	$100
Citibank New York N.A.
1.040% due 05/05/2004	100	100

		200

Commercial Paper 71.8%
ABN AMRO North America
1.025% due 05/20/2004	100	100
1.025% due 06/11/2004	100	100
Anz (Delaware), Inc.
1.035% due 06/21/2004	100	100
Barclays U.S. Funding Corp.
1.020% due 06/11/2004	100	100
CBA (de) Finance
1.030% due 05/21/2004	100	100
Danske Corp.
1.030% due 05/18/2004	100	100
1.020% due 06/08/2004	100	100
E. I. du Pont de Nemours & Co.
1.015% due 05/13/2004	100	100
European Investment Bank
1.020% due 05/10/2004	100	100
1.010% due 06/15/2004	100	100
Fannie Mae
1.000% due 05/19/2004	100	100
1.005% due 05/19/2004	100	100
1.010% due 05/26/2004	300	299
0.990% due 06/02/2004	100	100
1.010% due 06/02/2004	400	399
0.990% due 06/09/2004	100	100
0.995% due 06/09/2004	100	100
1.015% due 06/30/2004	100	100
1.020% due 06/30/2004	100	100
1.000% due 07/01/2004	100	99
1.010% due 07/01/2004	100	99
1.030% due 07/01/2004	100	100
Federal Home Loan Bank
1.010% due 05/26/2004	300	299
1.000% due 05/28/2004	200	199
1.005% due 05/28/2004	100	100
1.010% due 05/28/2004	100	100
Freddie Mac
1.000% due 05/25/2004	200	199
1.005% due 05/25/2004	100	100
1.010% due 05/26/2004	100	100
1.010% due 06/01/2004	300	299
1.010% due 06/15/2004	100	100
General Electric Capital Corp.
1.040% due 06/08/2004	100	100
HBOS Treasury Services PLC
1.040% due 05/27/2004	100	100
1.030% due 06/21/2004	100	100
Lloyds TSB Bank PLC
1.045% due 06/03/2004	100	100
Rabobank Netherland NV
1.030% due 05/10/2004	100	100
Rabobank USA Financial Corp.
1.060% due 04/01/2004	100	100
Royal Bank of Scotland PLC
1.025% due 06/01/2004	100	100
1.030% due 07/06/2004	100	99
Toyota Motor Credit Co.
1.040% due 06/08/2004	200	199
UBS Finance, Inc.
1.030% due 06/10/2004	100	100
Westpac Trust Securities NZ Ltd.
1.040% due 06/24/2004	100	100

		5,390

Repurchase Agreements 5.8%
Credit Suisse First Boston
0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.982% due 08/19/2004 valued at $205. Repurchase proceeds are $200.)	200	200
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $237. Repurcahse proceeds are $231.)	231	231

		431

U.S. Treasury Bills 2.6%
0.946% due 06/03/2004 - 06/17/2004 (c)(d)	195	195

Total Short-Term Instruments (Cost $6,216)		6,216

Total Investments 106.0% (Cost $7,939)		$7,950

Other Assets and Liabilities (Net) (6.0%)		(447)

Net Assets 100.0%		$7,503

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $95 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

Euro-Bobl 5-Year Note
Long Futures	06/2004	3	$5
Eurodollar December
Long Futures	12/2005	2	0
United Kingdom 90-Day
LIBOR Long Futures	12/2004	1	0
U.S. Treasury 10-Year
Note Long Futures	06/2004	34	63

			$68

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation

Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	200	$2
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		100	1

98	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007	EC 100	$1
	# of Contracts

Receive total return of Fresco Dow Jones EURO STOXX 50 Fund Index and pay a floating rate based on 1-month LIBOR plus 1.150%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004	171,569	0
Receive total return on Fresco Dow Jones EURO STOXX 50 Fund Index and pay a floating rate based on 1-month LIBOR plus 0.400%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004	71,304	0

		$4

Type	Fixed Spread (%)	Fixed Notional Amount	Unrealized Appreciation

Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.315	200	$0
Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.318	100	0

			$0

(f)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Sell	BP	15	04/2004	$0	$0	$0
Buy	EC	1,192	04/2004	4	(2)	2
Sell		3,436	04/2004	25	0	25

				$29	$(2)	$27

(g)	Principal amount denoted in indicated currency:

BP - British Pound

EC - Euro

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	99

Schedule of Investments

Far East (ex-Japan) StocksPLUS TR Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 1.3%

Utilities 1.3%
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	$100	$100

Total Corporate Bonds & Notes (Cost $100)		100

MUNICIPAL BONDS & NOTES 1.5%
Akron, Ohio Community Learning Centers Income Tax Revenue Bonds, (FGIC Insured), Series 2004-A
5.000% due 12/01/2033	20	21
New Hampshire Higher Education Loan Corp. Revenue Bond, Series 1997
1.100% due 12/01/2031 (a)	100	100

Total Municipal Bonds & Notes (Cost $121)		121

U.S. GOVERNMENT AGENCIES 5.9%
Fannie Mae
2.375% due 11/25/2023 (a)	100	104
5.500% due 04/15/2034	200	205
5.684% due 07/01/2032 (a)	163	166

Total U.S. Government Agencies (Cost $473)		475

U.S. TREASURY OBLIGATIONS 7.4%
Treasury Inflation Protected Securities (b)
3.625% due 01/15/2008	172	195
U.S. Treasury Notes
1.625% due 04/30/2005	200	201
1.250% due 05/31/2005	200	200

Total U.S. Treasury Obligations (Cost $590)		596

SOVEREIGN ISSUES 1.5%
Banque Centrale De Tunisie
7.375% due 04/25/2012	12	14
Republic of Brazil
14.500% due 10/15/2009	25	32
Republic of Panama
9.625% due 02/08/2011	12	14
Republic of Peru
9.125% due 02/21/2012	11	13
United Mexican States
10.375% due 02/17/2009	36	46

Total Sovereign Issues (Cost $115)		119

EXCHANGE-TRADED FUNDS 0.6%
	Shares

Index Funds 0.6%
iShares MSCI Hong Kong Index Fund	1,127	12
iShares MSCI Malaysia Index Fund	981	7
iShares MSCI Singapore Index Fund	1,015	7
iShares MSCI South Korea Index Fund	619	17
iShares MSCI Taiwan Index Fund	470	6

Total Exchange-Traded Funds (Cost $47)		49

SHORT-TERM INSTRUMENTS 86.7%

Certificates of Deposit 2.5%
Chase Manhattan Bank
1.030% due 05/28/2004	100	100
Citibank New York N.A.
1.040% due 05/24/2004	100	100

		200

Commercial Paper 76.2%
ABN AMRO Mortgage Corp.
1.030% due 04/28/2004	100	100
ABN AMRO North America Finance
1.025% due 05/20/2004	100	100
Anz (Delaware), Inc.
1.035% due 06/21/2004	100	100
Barclays U.S. Funding Corp.
1.020% due 04/27/2004	100	100
CBA (de) Finance
1.030% due 05/10/2004	100	100
1.030% due 05/21/2004	100	100
Danske Corp.
1.030% due 05/10/2004	100	100
1.030% due 05/18/2004	100	100
Dupont De Nemours & Co.
1.030% due 04/28/2004	100	100
1.015% due 05/13/2004	100	100
European Investment Bank
1.020% due 05/10/2004	100	100
1.010% due 06/15/2004	100	100
Fannie Mae
1.020% due 05/05/2004	100	100
1.000% due 05/19/2004	100	100
1.005% due 05/19/2004	100	100
1.010% due 05/26/2004	400	399
0.990% due 06/02/2004	100	100
1.010% due 06/02/2004	400	399
1.010% due 06/09/2004	100	100
1.000% due 06/23/2004	100	100
1.015% due 06/30/2004	100	100
1.020% due 06/30/2004	100	100
1.010% due 07/01/2004	100	100
Federal Home Loan Bank
1.010% due 04/21/2004	110	110
1.010% due 05/26/2004	300	299
1.000% due 05/28/2004	300	299
1.005% due 05/28/2004	100	100
Freddie Mac
1.000% due 05/25/2004	200	199
1.005% due 05/25/2004	100	100
1.000% due 06/01/2004	300	299
1.010% due 06/15/2004	100	100
General Electric Capital Corp.
1.040% due 05/11/2004	100	100
1.030% due 06/08/2004	100	100
HBOS Treasury Services PLC
1.050% due 05/04/2004	100	100
1.040% due 05/27/2004	100	100
Lloyds Bank PLC
1.045% due 06/03/2004	100	100
Rabobank Netherland NV
1.060% due 04/01/2004	100	100
1.045% due 06/15/2004	100	100
Royal Bank of Scotland PLC
1.035% due 05/10/2004	100	100
1.025% due 06/01/2004	100	100
Svenska Handelsbank, Inc.
1.025% due 05/26/2004	200	199
Toyota Tsusho America, Inc.
1.040% due 06/08/2004	200	199
UBS Finance, Inc.
1.030% due 06/10/2004	200	199
Westpac Trust Securities NZ Ltd.
1.030% due 04/27/2004	100	100
1.040% due 06/24/2004	100	100

		6,101

Repurchase Agreements 4.6%
Credit Suisse First Boston
0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.982% due 08/19/2004 valued at $205. Repurchase proceeds are $200.)	200	200
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $171. Repurchase proceeds are $164.)	164	164

		364

U.S. Treasury Bills 3.4%
0.998% due 06/03/2004 - 06/24/2004 (c)(d)	275	274

Total Short-Term Instruments (Cost $6,939)		6,939

Total Investments 104.9% (Cost $8,385)		$8,399

Other Assets and Liabilities (Net) (4.9%)		(392)

Net Assets 100.0%		$8,007

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $75 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

Euro-Bobl 5-Year Note Long Futures	06/2004	2	$3
Eurodollar December Long Futures	12/2005	2	0
United Kingdom 90-Day LIBOR Long Futures	12/2004	1	0
U.S. Treasury 10-Year Note Long Futures	06/2004	34	63

			$66

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation

Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	200	$3
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		100	1

100	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR
Counterparty: Barclays Bank PLC Exp. 03/15/2007	EC	100	$1

	# of Contracts

Receive total return on ishares MSCI Hong Kong Index Fund and pay a floating rate based on 1-month LIBOR plus 0.400%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004		208,952	0
Receive total return on ishares MSCI Taiwan Index Fund and pay a floating rate based on 1-month LIBOR plus 0.400%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004		123,700	0
Receive total return on ishares MSCI Malaysia Index Fund and pay a floating rate based on 1-month LIBOR plus 0.400%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004		102,859	0
Receive total return on ishares MSCI Singapore Index Fund and pay a floating rate based on 1-month LIBOR plus 0.400%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004		159,908	0
Receive total return on ishares MSCI South Korea Index Fund and pay a floating rate based on 1-month LIBOR plus 0.400%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004		87,081	0

			$5

Type	Fixed Spread (%)	Fixed Notional Amount	Unrealized Appreciation

Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.315	200	0
Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.318	100	0

			$0

(f)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	15	04/2004	$0	$0	$0
Sell	EC	21	04/2004	0	0	0
Buy	H$	1,853	05/2004	0	0	0
Sell		19,880	05/2004	3	0	3
Buy	KW	440,722	05/2004	6	0	6
Sell		3,229,342	05/2004	0	(66)	(66)
Buy	S$	196	05/2004	1	0	1
Sell		1,936	05/2004	0	(17)	(17)
Buy	T$	9,708	05/2004	3	0	3
Sell		60,766	05/2004	0	(17)	(17)

				$13	$(100)	$(87)

(g)	Principal amount denoted in indicated currency:

BP - British Pound

EC - Euro

H$ - Hong Kong Dollar

KW - South Korean Won

S$ - Singapore Dollar

T$ - Taiwan Dollar

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	101

Summary Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

AUSTRALIA
Total Australia (h) (Cost $6,147)			$6,179	0.4%

AUSTRIA (k)(l)
Republic of Austria
5.000% due 07/15/2012	EC	12,700	16,932	1.1%

Total Austria (Cost $14,019)			16,932	1.1%

BELGIUM (k)(l)
Kingdom of Belgium
7.500% due 07/29/2008	EC	10,500	15,268	1.0%
6.250% - 7.000% due 11/21/2004 - 03/28/2007 (c)	BF	184,600	7,657	0.5%

Total Belgium (Cost $18,051)			22,925	1.5%

BRAZIL
Total Brazil (h) (Cost $7,004)			7,063	0.5%

CANADA (k)(l)
Commonwealth of Canada
6.000% due 06/01/2008	C$	34,300	28,857	1.8%
5.500% due 06/01/2009		17,400	14,436	0.9%
5.500% due 06/01/2010		17,300	14,363	0.9%
6.000% due 06/01/2011		12,700	10,833	0.7%

Total Canada (Cost $60,432)			68,489	4.3%

CAYMAN ISLANDS (k)(l)
MBNA Master Credit Card Trust
2.206% due 10/19/2006 (a)	EC	8,100	9,957	0.6%
Other Cayman Islands (h)			11,658	0.8%

Total Cayman Islands (Cost $21,639)			21,615	1.4%

CHILE
Total Chile (h) (Cost $2,005)			2,135	0.1%

DENMARK
Total Denmark (h) (Cost $2,777)			4,343	0.3%

FRANCE (k)(l)
Republic of France
7.250% due 04/25/2006	EC	7,000	9,475	0.6%
5.250% due 04/25/2008		47,000	63,004	4.0%
4.000% due 04/25/2009		4,050	5,186	0.3%
4.000% due 10/25/2009		30,070	38,351	2.4%
Other France (h)			1,239	0.1%

Total France (Cost $84,501)			117,255	7.4%

GERMANY (k)(l)
Republic of Germany
4.125% due 07/04/2008	EC	16,500	$21,251	1.4%
4.500% due 07/04/2009		20,300	26,555	1.7%
5.250% due 07/04/2010		30,700	41,670	2.6%
5.250% due 01/04/2011		28,400	38,599	2.4%
5.000% due 01/04/2012		56,300	75,420	4.8%
5.000% due 07/04/2012		24,500	32,734	2.1%
4.500% due 01/04/2013		47,885	61,856	3.9%
6.500% due 07/04/2027		75,260	116,005	7.3%
5.625% due 01/04/2028		11,630	16,112	1.0%
3.000% - 6.250% due 09/24/2004 - 01/04/2031 (c)		20,968	27,641	1.8%
Other Germany (h)			10,588	0.7%

Total Germany (Cost $425,865)			468,431	29.7%

IRELAND
Total Ireland (h) (Cost $3,449)			4,565	0.3%

ITALY (k)(l)
Republic of Italy
7.750% due 11/01/2006	EC	5,700	7,924	0.5%
Other Italy (h)			13,361	0.9%

Total Italy (Cost $18,172)			21,285	1.4%

JAPAN (k)(l)
Government of Japan
0.300% due 12/20/2007	JY	17,180,000	164,610	10.4%
1.900% due 09/20/2022		1,620,000	15,715	1.0%

Total Japan (Cost $160,473)			180,325	11.4%

LIBERIA
Total Liberia (h) (Cost $2,223)			2,229	0.1%

LUXEMBOURG
Total Luxembourg (h) (Cost $5,666)			6,036	0.4%

MEXICO
Total Mexico (h) (Cost $2,913)			3,495	0.2%

NETHERLANDS (k)(l)
Kingdom of Netherlands
6.000% due 01/15/2006	EC	12,000	15,723	1.0%
Other Netherlands (h)			12,730	0.8%

Total Netherlands (Cost $24,494)			28,453	1.8%

NEW ZEALAND
Total New Zealand (h) (Cost $3,134)			4,328	0.3%

102	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets

PANAMA
Total Panama (h) (Cost $2,898)			$3,386	0.2%

PERU
Total Peru (h) (Cost $7,857)			9,132	0.6%

RUSSIA
Total Russia (h) (Cost $4,602)			4,618	0.3%

SOUTH AFRICA
Total South Africa (h) (Cost $2,817)			2,818	0.2%

SPAIN (k)(l)
Kingdom of Spain
5.150% due 07/30/2009	EC	37,730	50,851	3.2%
5.350% due 10/31/2011		11,100	15,143	1.0%
Other Spain (h)			5,358	0.3%

Total Spain (Cost $52,776)			71,352	4.5%

SUPRANATIONAL (k)(l)
Eurofima
4.750% due 07/07/2004	SK	60,900	8,117	0.5%

Total Supranational (Cost $7,055)			8,117	0.5%

SWEDEN
Total Sweden (h) (Cost $2,676)			3,828	0.2%

TUNISIA
Total Tunisia (h) (Cost $309)			313	0.0%

UNITED KINGDOM (k)(l)
Haus Ltd.
2.347% due 12/14/2037 (a)	EC	7,048	8,693	0.6%
United Kingdom Gilt
4.000% due 03/07/2009	BP	1,950	3,489	0.2%
5.000% due 03/07/2012		34,100	63,853	4.0%
8.000% due 09/27/2013		24,800	56,956	3.6%
5.000% due 09/07/2014		8,170	15,339	1.0%
Other United Kingdom (h)			10,089	0.6%

Total United Kingdom (Cost $153,057)			158,419	10.0%

UNITED STATES
Asset-Backed Securities
Total Asset-Backed Securities (h)			26,773	1.7%

Corporate Bonds & Notes
Total Corporate Bonds & Notes (h)			71,314	4.5%

Mortgage-Backed Securities
J.P. Morgan Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		$10,100	11,612	0.7%
Other Mortgage-Backed Securities (h)			21,406	1.4%

			33,018	2.1%

Municipal Bonds & Notes
Total Municipal Bonds & Notes (h)			41,545	2.6%

Preferred Security
Total Preferred Security (h)			6,816	0.4%

U.S. Government Agencies
Fannie Mae
4.640% due 01/30/2008		13,700	13,864	0.9%
1.210% - 6.500% due 08/16/2006 - 03/25/2034 (c)		10,323	10,633	0.7%
Freddie Mac
5.750% due 04/29/2009		7,855	7,882	0.5%
3.333% - 9.050% due 05/15/2009 - 08/01/2032 (c)		12,473	12,788	0.8%
Small Business Administration
5.980% due 11/01/2022		7,769	8,440	0.5%
6.344% - 6.640% due 02/10/2011 - 08/10/2011		8,199	8,930	0.6%
Tennessee Valley Authority
4.875% due 12/15/2016		16,050	17,456	1.1%
5.880% due 04/01/2036		8,145	9,267	0.6%
5.980% due 04/01/2036		1,855	2,072	0.1%
Other U.S. Government Agencies (h)		16,973	17,625	1.1%

			108,957	6.9%

U.S. Treasury Obligations
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011		40,375	47,099	3.0%
3.000% due 07/15/2012		12,511	14,244	0.9%
2.000% - 4.250% due 01/15/2010 - 04/15/2028 (c)		4,492	5,506	0.4%
U.S. Treasury Bonds
7.500% due 11/15/2016		14,800	19,516	1.2%
8.125% due 08/15/2019		10,400	14,593	0.9%
6.250% due 08/15/2023		15,200	18,078	1.1%
U.S. Treasury Notes
5.000% due 08/15/2011		13,365	14,731	0.9%
4.000% due 02/15/2014		13,300	13,479	0.9%
U.S. Treasury Strips
0.000% due 08/15/2019		35,400	16,795	1.1%
0.000% due 08/15/2020		18,900	8,420	0.5%

			172,461	10.9%

Total United States (Cost $449,186)			460,884	29.1%

SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.010% - 1.015% due 06/30/2004 - 07/01/2004 (c)		17,300	17,255	1.1%
Freddie Mac
1.010% due 07/15/2004		12,900	12,861	0.8%
Rabobank USA Financial Corp.
1.060% due 04/01/2004		18,900	18,900	1.2%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		43,300	43,300	2.7%
Other Commerical Paper (h)			7,693	0.5%

			100,009	6.3%

Repurchase Agreement
State Street Bank
1.000% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,362. Repuchase proceeds are $4,272.)		4,272	4,272	0.3%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	103

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

U.S. Treasury Bills
0.998% due 06/03/2004-06/17/2004 (c)(d)(e)	$46,330	$46,235	2.9%

Total Short-Term Instruments (Cost $150,527)		150,516	9.5%

Total Investments (Cost $1,696,724)		$1,859,466	117.7%

Written Options (i) (Premiums $9,019)		(15,768)	(1.0)%

Other Assets and Liabilities (Net)		(264,370)	(16.7)%

Net Assets		$1,579,328	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $14,555 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund Purchased Put Options Strike @ 107.500	06/2004	280	$0
Euro-Bund Purchased Put Options Strike @ 108.500	06/2004	10	0
Euribor Purchased Put Options Strike @ 93.000	12/2004	91	(12)
Euribor June Long Futures	06/2005	115	93
Euro-Bobl 5-Year Note Long Futures	06/2004	459	530
Euro-Bund 10-Year Note Long Futures	06/2004	965	1,226
Eurodollar June Long Futures	06/2004	177	367
Eurodollar June Short Futures	06/2004	177	(175)
Government of Japan 10-Year Note Long Futures	06/2004	190	(1,507)
U.S. Treasury 10-Year Note Long Futures	06/2004	2,489	3,179
U.S. Treasury 30-Year Bond Long Futures	06/2004	61	177

			$3,878

(e)	Securities with an aggregate market value of $27,450 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Broters, Inc. Exp. 03/15/2016	BP	30,200	$(616)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		10,120	(258)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		21,100	30
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		30,300	15
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		60,000	24
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/20/2018		11,600	(50)
Receive a fixed rate equal to 5.000% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/18/2008	C$	18,000	90
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	23,400	218
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		119,750	1,395
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		84,700	905
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		13,200	124
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		100,000	(310)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 3.750%.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2012		9,900	(249)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012		89,700	(10,128)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		72,300	(4,410)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		24,100	183
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		51,000	281

104	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/20/2018	EC	20,500	$98
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		57,050	244
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		78,100	417
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2031		4,000	(892)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	86,600	(806)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		117,000	(1,378)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2007	JY	525,000	26
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 1.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/24/2011		500,000	(20)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		2,008,000	(176)
Receive a fixed rate equal to 1.315% and pay floating rate based on 6-month JY-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/18/2013	JY	600,000	(29)
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		3,410,000	65
Receive a fixed rate equal to 4.500% and pay floating rate based on 3-month SK-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2008	SK	48,000	112
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$4,400	3
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		2,400	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		1,700	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		2,200	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005		4,800	40
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005		6,000	54
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005		4,800	8
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		22,200	(817)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009		6,700	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2014		8,600	(531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014		74,100	(3,660)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2014		2,000	17
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014		113,100	(5,531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2024		57,500	(3,612)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024		72,900	(4,799)

			$(33,923)

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	105

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation

Call & Put - OTC% U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	6,220	$404

(h)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$110.000	05/21/2004	104	$48	$18
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	122	194	269
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	335	469	518
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	145	163	163

				$874	$968

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$8,300	$62	$89
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	06/14/2004	18,600	291	365
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%**	10/04/2004	700	23	84
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%*	10/04/2004	700	31	1
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	84,000	2,493	6,242
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	66,900	510	74
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	66,900	688	1,002
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	8,700	195	744
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500	%**	01/07/2005	42,500	1,944	3,631
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	7.000	%*	01/07/2005	2,500	48	3
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%**	08/04/2005	4,100	145	354
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%*	08/04/2005	4,100	212	59
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	1,175
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	194
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	4.375	%**	12/15/2006	2,900	38	68
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	10,000	297	715

						$8,145	$14,800

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(j)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$13,500	$15,254	$15,276
U.S. Treasury Note	3.000	07/15/2012	12,466	14,193	14,231
U.S. Treasury Note	3.625	05/15/2013	126,725	125,953	125,800
U.S. Treasury Note	4.250	08/15/2013	55,060	57,073	56,074

				$212,473	$211,381

106	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(k)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	A$	4,743	04/2004	$57	$0	$57
Buy	BP	43,032	04/2004	916	0	916
Sell		52,269	04/2004	208	(254)	(46)
Buy	BR	3,434	04/2004	15	0	15
Buy		892	05/2004	1	0	1
Sell	C$	92,854	04/2004	0	(1,021)	(1,021)
Buy	CP	72,806	04/2004	1	0	1
Buy	DK	1,861	06/2004	3	0	3
Sell		42,744	06/2004	0	(42)	(42)
Buy	EC	75,013	04/2004	116	(139)	(23)
Sell		651,079	04/2004	4,489	0	4,489
Buy	H$	19,526	04/2004	0	(4)	(4)
Buy		2,722	05/2004	0	0	0
Buy		2,668	06/2004	0	0	0
Buy	JY	692,837	04/2004	1	0	1
Sell		17,875,550	05/2004	0	(10,134)	(10,134)
Buy	KW	354,105	04/2004	3	0	3
Buy		349,350	05/2004	3	0	3
Buy		1,026,929	06/2004	7	0	7
Buy	MP	4,371	05/2004	0	(6)	(6)
Sell	N$	5,601	04/2004	0	(33)	(33)
Buy	PN	1,190	05/2004	0	0	0
Buy	RR	9,534	04/2004	0	(1)	(1)
Buy		12,830	05/2004	0	(1)	(1)
Buy	S$	483	04/2004	2	0	2
Buy		592	05/2004	3	0	3
Buy	SK	143	06/2004	0	0	0
Sell		88,173	06/2004	1	0	1
Buy	SR	2,163	05/2004	17	0	17
Buy	SV	10,935	05/2004	1	0	1
Buy	T$	14,904	05/2004	3	0	3

				$5,847	$(11,635)	$(5,788)

(l)	Principal amount denoted in indicated currency:

A$	- Australian Dollar
BF	- Belgian Franc
BP	- British Pound
BR	- Brazilian Real
C$	- Canadian Dollar
CP	- Chilean Peso
DK	- Danish Krone
EC	- Euro
H$	- Hong Kong Dollar
JY	- Japanese Yen
KW	- South Korean Won
MP	- Mexican Peso
N$	- New Zealand Dollar
PN	- Peruvian New Sol
RR	- Russian Ruble
S$	- Singapore Dollar
SK	- Swedish Krona
SR	- South African Rand
SV	- Slovakian Koruna
T$	- Taiwan Dollar

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	107

Summary Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

AUSTRALIA
Total Australia (h) (Cost $3,288)			$3,285	0.4%

AUSTRIA
Total Austria (h) (Cost $3,496)			4,799	0.5%

BELGIUM
Total Belgium (h) (Cost $5,226)			5,953	0.7%

BRAZIL
Total Brazil (h) (Cost $3,181)			3,175	0.3%

CANADA (k)(l)
Commonwealth of Canada
6.000% due 06/01/2008	C$	11,100	9,339	1.0%
6.000% due 06/01/2011		5,000	4,265	0.5%
5.500% due 06/01/2009 - 06/01/2010 (c)		7,800	6,474	0.7%
Other Canada (h)			3,001	0.3%

Total Canada (Cost $21,015)			23,079	2.5%

CAYMAN ISLANDS
Total Cayman Islands (h) (Cost $4,821)			4,998	0.6%

CHILE
Total Chile (h) (Cost $767)			818	0.1%

DENMARK
Total Denmark (h) (Cost $1,049)			1,660	0.2%

FINLAND
Total Finland (h) (Cost $993)			1,320	0.1%

FRANCE (k)(l)
Republic of France
4.000% due 04/25/2009	EC	2,260	2,894	0.3%
4.000% due 10/25/2009		16,080	20,508	2.2%
Other France (h)			3,152	0.4%

Total France (Cost $24,123)			26,554	2.9%

GERMANY (k)(l)
KFW International Finance, Inc.
3.500% due 11/15/2005	EC	5,300	6,657	0.7%
Republic of Germany
6.250% due 04/26/2006		7,800	10,348	1.1%
4.250% due 02/15/2008		16,400	21,173	2.3%
3.000% due 04/11/2008		5,600	6,925	0.8%
4.500% due 07/04/2009		16,100	21,061	2.3%
5.250% due 07/04/2010		23,600	32,033	3.5%
5.250% due 01/04/2011		14,200	19,299	2.1%
5.000% due 01/04/2012		25,200	33,758	3.7%
5.000% due 07/04/2012		28,600	38,212	4.2%
6.500% due 07/04/2027		12,660	19,514	2.1%
5.625% due 01/04/2028		14,970	20,739	2.3%
6.250% due 01/04/2030		3,700	5,576	0.6%
5.500% due 01/04/2031		6,200	8,497	0.9%
3.250% - 5.375% due 09/24/2004 - 07/04/2028 (c)		5,680	7,158	0.8%
Other Germany (h)			3,177	0.4%

Total Germany (Cost $247,215)			254,127	27.8%

ITALY (k)(l)
Republic of Italy
7.750% due 11/01/2006	EC	3,100	4,309	0.5%
6.000% due 11/01/2007		14,000	19,114	2.1%
4.500% due 05/01/2009		4,150	5,422	0.6%
4.250% - 5.500% due 11/01/2009 - 11/01/2010 (c)		3,870	5,109	0.5%
Other Italy (h)			1,243	0.1%

Total Italy (Cost $34,425)			35,197	3.8%

JAPAN (k)(l)
Government of Japan
0.300% due 12/20/2007	JY	3,425,000	32,817	3.6%

Total Japan (Cost $28,914)			32,817	3.6%

LIBERIA
Total Liberia (h) (Cost $651)			653	0.1%

LUXEMBOURG
Total Luxembourg (h) (Cost $2,772)			2,922	0.3%

MEXICO
Total Mexico (h) (Cost $5,246)			5,645	0.6%

NETHERLANDS
Delphinus BV
2.443% due 11/28/2031 (a)	EC	5,000	6,155	0.7%
Dutch Mortgage Portfolio Loans BV
2.305% due 11/20/2035 (a)		3,899	4,811	0.5%
Other Netherlands (h)			11,194	1.2%

Total Netherlands (Cost $20,536)			22,160	2.4%

NEW ZEALAND
Total New Zealand (h) (Cost $1,096)			1,946	0.2%

PANAMA
Total Panama (h) (Cost $2,500)			2,977	0.3%

PERU
Total Peru (h) (Cost $3,641)			4,231	0.5%

108	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets

RUSSIA
Total Russia (h) (Cost $2,596)			$2,605	0.3%

SOUTH AFRICA
Total South Africa (h) (Cost $1,432)			1,433	0.2%

SPAIN (k)(l)
Kingdom of Spain
5.150% due 07/30/2009	EC	6,140	8,275	0.9%
4.000% - 4.950% due 07/30/2005 - 01/31/2010 (c)		1,860	2,370	0.3%
Other Spain (h)			2,147	0.2%

Total Spain (Cost $8,775)			12,792	1.4%

SUPRANATIONAL
Total Supranational (h) (Cost $540)			626	0.1%

SWEDEN
Total Sweden (h) (Cost $2,002)			2,864	0.3%

TUNISIA
Total Tunisia (h) (Cost $112)			114	0.0%

UNITED KINGDOM (k)(l)
Bauhaus Securities Ltd.
2.398% due 10/30/2052 (a)	EC	4,878	5,995	0.7%
United Kingdom Gilt
5.000% due 03/07/2012		20,500	38,387	4.2%
8.000% due 09/27/2013		7,400	16,995	1.8%
4.000% - 5.000% due 03/07/2009 - 09/07/2014 (c)		2,110	3,935	0.4%
Other United Kingdom (h)			16,601	1.8%

Total United Kingdom (Cost $76,940)			81,913	8.9%

UNITED STATES (k)(l)

Asset-Backed Securities
Total Asset-Backed Securities (h)	$		33,063	3.6%

Corporate Bonds & Notes
Pfizer, Inc.
0.800% due 03/18/2008	JY	171,000	1,657	0.2%
Other Corporate Bonds & Notes (h)			27,824	3.0%

			29,481	3.2%

Mortgage-Backed Securities
Total Mortgage-Backed Securities (h)	$		14,496	1.6%

Municipal Bonds & Notes
Total Municipal Bonds & Notes (h)			21,586	2.4%

Preferred Security
Total Preferred Security (h)			1,385	0.1%

U.S. Government Agencies
Fannie Mae
4.640% due 01/30/2008		5,300	5,364	0.6%
0.000% due 06/01/2017		30,300	15,341	1.7%
4.402% - 15.750% due 01/01/2005 - 03/01/2024 (c)		2,896	3,128	0.3%
Federal Home Loan Bank
3.000% - 5.750% due 08/27/2007 - 08/15/2011 (c)		3,500	3,582	0.4%
Freddie Mac
3.450% - 6.500% due 05/25/2012 - 08/01/2032 (c)		6,189	6,372	0.7%
Tennessee Valley Authority
7.140% due 05/23/2012		1,000	1,208	0.1%
4.875% due 12/15/2016		6,700	7,287	0.8%
5.880% due 04/01/2036		3,900	4,437	0.5%
Other U.S. Government Agencies (h)			9,442	1.0%

			56,161	6.1%

U.S. Treasury Obligations
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011		15,959	18,617	2.0%
3.000% due 07/15/2012		5,975	6,803	0.7%
2.000% - 4.250% due 01/15/2010 - 04/15/2028 (c)		3,688	4,194	0.5%
U.S. Treasury Bonds
8.875% due 08/15/2017		23,400	34,296	3.8%
6.625% - 11.250% due 02/15/2015 - 02/15/2027 (c)		1,500	2,071	0.2%
U.S. Treasury Notes
4.000% due 02/15/2014		9,700	9,830	1.1%
4.875% - 5.000% due 08/15/2011 - 02/15/2012 (c)		700	770	0.1%
U.S. Treasury Strip
0.000% due 02/15/2019		11,200	5,484	0.6%

			82,065	9.0%

Total United States (Cost $228,006)			238,237	26.0%

PURCHASED PUT OPTIONS
Total Purchased Put Options (h) (Cost $9)			7	0.0%

SHORT-TERM INSTRUMENTS

Commercial Paper
Danske Corp.
1.025% due 05/19/2004 - 06/21/2004 (c)		25,100	25,062	2.8%
European Investment Bank
1.010% - 1.015% due 06/15/2004 (c)		25,100	25,046	2.7%
Fannie Mae
1.000% - 1.050% due 04/21/2004 - 07/01/2004 (c)		65,800	65,666	7.2%
Federal Home Loan Bank
1.005% - 1.010% due 04/01/2004 - 04/28/2004 (c)		10,400	10,400	1.2%
Freddie Mac
1.000% - 1.020% due 04/13/2004 - 07/15/2004 (c)		43,900	43,846	4.8%
General Electric Capital Corp.
1.110% due 04/08/2004		6,500	6,499	0.7%
HBOS Treasury Services PLC
1.035% - 1.115% due 04/13/2004 - 06/29/2004 (c)		10,200	10,187	1.1%
KFW International Finance, Inc.
1.015% due 06/08/2004		6,400	6,387	0.7%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	109

Summary Schedule of Investments (Cont.)

Global Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Pfizer, Inc.
1.000% - 1.010% due 05/24/2004 - 06/08/2004 (c)	$9,300	$9,284	1.0%
Rabobank Netherland NV
1.060% due 04/01/2004	24,800	24,800	2.7%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	24,800	24,800	2.7%
UBS Finance, Inc.
1.020% - 1.095% due 04/01/2004 - 06/28/2004 (c)	25,100	25,077	2.7%
Westpac Capital Corp.
1.030% due 07/07/2004 - 07/08/2004 (c)	23,900	23,832	2.6%
Other Commercial Paper (h)		3,798	0.4%

		304,684	33.3%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $8,623. Repurchase proceeds are $8,451.)	8,451	8,451	0.9%

U.S. Treasury Bills
1.010% due 04/22/2004 - 06/17/2004 (c)(d)(f)	28,905	28,849	3.1%

Total Short-Term Instruments (Cost $341,997)		341,984	37.3%

Total Investments (Cost $1,077,364)		$1,120,891	122.4%

Written Options (i) (Premiums $3,118)		(6,353)	(0.7)%

Other Assets and Liabilities (Net)		(198,572)	(21.7)%

Net Assets		$915,966	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $7,393 have been segregated with the custodian to cover margin requirements for the following open futures contracts at:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund Purchased Put Options Strike @ 106.500	06/2004	190	$0
Euro-Bund Purchased Put Options Strike @ 107.500	06/2004	410	0
Euro-Bund Purchased Put Options Strike @ 108.000	06/2004	100	0
Euro-Bobl 5-Year Note Short Futures	06/2004	202	(60)
Euro-Bund 10-Year Note Long Futures	06/2004	922	693
Eurodollar June Long Futures	06/2004	74	152
Eurodollar June Short Futures	06/2004	74	(73)
Government of Japan 10-Year Note Long Futures	06/2004	105	(730)
U.S. Treasury 5-Year Note Long Futures	06/2004	10	12
U.S. Treasury 10-Year Note Long Futures	06/2004	1,447	1,379
U.S. Treasury 30-Year Bond Long Futures	06/2004	174	(283)

			$1,090

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Brothers, Inc. Exp. 03/15/2016	BP	15,000	$(306)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		10,940	(256)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017		2,600	(21)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		2,600	(23)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		9,400	14
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		5,500	(2)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		13,800	9
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 09/15/2005	EC	13,000	161
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		10,100	94
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		60,750	710
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2007		4,400	104
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		11,700	270
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		4,900	46

110	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2007	EC	12,300	$68
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010		32,000	(123)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2012		800	(79)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012		40,500	(4,573)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		37,700	(2,301)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		15,500	118
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		5,300	50
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2017		3,900	70
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		14,200	90
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		22,400	94
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		23,100	122
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2031		5,400	(1,204)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	6,000	(62)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		70,000	(866)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.310%.
Counterparty: Goldman Sachs & Co. Exp. 07/14/2005	JY	693,000	(101)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.035%.
Counterparty: Goldman Sachs & Co. Exp. 05/18/2010		360,000	(229)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		1,040,000	(91)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.800%.
Counterparty: UBS Warburg LLC Exp. 03/20/2012		770,000	12
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		750,000	15
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$3,900	2
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/30/2004		4,100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		3,300	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005		800	7
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005		2,200	4
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		10,100	(372)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009		7,800	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014		40,900	(2,016)

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	111

Summary Schedule of Investments (Cont.)

Global Bond Fund

March 31, 2004

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2014	$8,000	$(494)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014	20,700	(776)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014	6,100	(301)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2024	6,900	(159)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024	21,000	(1,382)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/17/2031	5,500	(1,097)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Goldman Sachs & Co. Exp. 12/17/2031	13,400	(2,155)

		$(16,929)

(f)	Securities with an aggregate market value of $18,756 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation

Call & Put - OTC% U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	2,220	$144

(h)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note June Futures	$114.000	05/21/2004	22	$35	$48
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	89	127	138
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	39	44	44

				$206	$230

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	$40,000	$1,242	$2,972
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	19,200	422	1,642
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	3,000	129	259
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	3,000	129	43
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	06/14/2004	25,600	401	503
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%*	10/07/2004	19,000	196	285
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	19,000	163	21
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	8,400	43	22
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	8,400	71	97
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	3,900	116	279

						$2,912	$6,123

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(j)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	2.625	05/15/2008	$600	$604	$605
U.S. Treasury Note	5.500	05/15/2009	8,100	9,153	9,166
U.S. Treasury Note	5.000	08/15/2011	865	953	952
U.S. Treasury Note	3.625	05/15/2013	47,100	46,813	46,641
U.S. Treasury Note	4.250	08/15/2013	3,500	3,628	3,564

				$61,151	$60,928

112	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(k)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	A$	7,129	04/2004	$85	$0	$85
Buy	BP	41,814	04/2004	596	(120)	476
Sell		16,854	04/2004	0	(155)	(155)
Buy	BR	915	04/2004	4	0	4
Buy		595	05/2004	1	0	1
Sell	C$	3,170	04/2004	0	(36)	(36)
Buy	CP	41,339	04/2004	1	0	1
Buy	DK	35,641	06/2004	36	0	36
Buy	EC	104,695	04/2004	199	(554)	(355)
Sell		11,864	04/2004	0	(71)	(71)
Buy	H$	8,046	04/2004	0	(2)	(2)
Buy		1,555	05/2004	0	0	0
Buy		1,509	06/2004	0	0	0
Buy	JY	1,251,941	04/2004	67	0	67
Sell		479,000	04/2004	0	(5)	(5)
Buy		24,478,150	05/2004	13,340	0	13,340
Buy	KW	200,853	04/2004	2	0	2
Buy		232,900	05/2004	2	0	2
Buy		529,165	06/2004	3	0	3
Buy	MP	2,452	05/2004	0	(3)	(3)
Sell	H$	2,526	04/2004	0	(15)	(15)
Buy	PN	600	05/2004	0	0	0
Buy	RR	5,493	04/2004	0	(1)	(1)
Buy		5,702	05/2004	0	0	0
Buy	S$	272	04/2004	1	0	1
Buy		338	05/2004	2	0	2
Buy	SK	27,094	06/2004	0	0	0
Buy	SR	1,324	05/2004	11	0	11
Buy	SV	5,369	05/2004	0	0	0
Buy	T$	6,624	05/2004	1	0	1

				$14,351	$(962)	$13,389

(l)	Principal amount denoted in indicated currency:

A$	-	Australian Dollar
BF	-	Belguim Franc
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DM	-	German Mark
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	113

Summary Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

AUSTRALIA
Total Australia (h) (Cost $835)			$834	0.5%

BELGIUM (j)(k)
Kingdom of Belgium
7.000% due 11/21/2004	BF	5,800	182	0.1%
6.250% due 03/28/2007	EC	500	680	0.4%
7.500% due 07/29/2008		900	1,309	0.7%

Total Belgium (Cost $1,563)			2,171	1.2%

BRAZIL
Total Brazil (h) (Cost $1,593)			$664	0.4%

CANADA (j)(k)
Commonwealth of Canada
6.000% due 06/01/2008	C$	3,200	2,692	1.6%
5.500% due 06/01/2010		1,600	1,328	0.8%
6.000% due 06/01/2011		1,700	1,450	0.8%
5.500% due 06/01/2009		900	747	0.4%
Other Canada (h)			230	0.1%

Total Canada (Cost $5,809)			6,447	3.7%

CAYMAN ISLANDS
Total Cayman Islands (h) (Cost $1,555)			1,582	0.9%

CHILE
Total Chile (h) (Cost $99)			106	0.1%

DENMARK
Total Denmark (h) (Cost $249)			394	0.2%

FRANCE (j)(k)
Republic of France
7.250% due 04/25/2006	EC	3,000	4,061	2.3%
4.000% due 10/25/2009		2,260	2,882	1.7%
Other France (h)			74	0.0%

Total France (Cost $6,101)			7,017	4.0%

GERMANY (j)(k)
KFW International Finance, Inc.
3.500% due 11/15/2005	EC	1,300	1,633	0.9%
Republic of Germany
3.250% due 09/24/2004		920	1,138	0.7%
6.250% due 04/26/2006		2,000	2,653	1.5%
5.000% due 07/04/2007		2,000	2,711	1.6%
5.250% due 01/04/2011		6,600	8,970	5.2%
5.000% due 01/04/2012		800	1,072	0.6%
5.000% due 07/04/2012		3,100	4,142	2.4%
4.500% due 01/04/2013		2,720	3,514	2.0%
6.500% due 07/04/2027		4,500	6,936	4.0%
5.625% due 01/04/2028		2,040	2,826	1.6%
3.000% - 4.250% due 02/15/2008 - 04/11/2008 (c)		200	253	0.2%
Other Germany (h)			395	0.2%

Total Germany (Cost $34,207)			36,243	20.9%

IRELAND
Total Ireland (h) (Cost $303)			$334	0.2%

ITALY (j)(k)
Findomestic Securitization Vehicle SRL
2.340% due 12/20/2008 (a)	EC	900	1,107	0.6%
Republic of Italy
7.750% due 11/01/2006		700	973	0.6%
6.000% due 11/01/2007		1,200	1,638	0.9%
4.500% due 05/01/2009		1,280	1,672	1.0%
5.500% due 11/01/2010		400	549	0.3%
Siena Mortgages
2.283% due 12/16/2038 (a)		1,600	1,973	1.1%
Other Italy (h)			305	0.2%

Total Italy (Cost $7,407)			8,217	4.7%

JAPAN (j)(k)
Government of Japan
0.300% due 12/20/2007	JY	1,215,000	11,642	6.7%
1.900% due 09/20/2022		110,000	1,067	0.6%

Total Japan (Cost $11,308)			12,709	7.3%

LIBERIA
Total Liberia (h) (Cost $142)			143	0.1%

LUXEMBOURG
Total Luxembourg (h) (Cost $602)			633	0.4%

MEXICO
Total Mexico (h) (Cost $743)			859	0.5%

NETHERLANDS (j)(k)
Dutch MBS BV
2.406% due 10/02/2079 (a)	EC	1,000	1,234	0.7%
Other Netherlands (h)			1,879	1.1%

Total Netherlands (Cost $3,142)			3,113	1.8%

NEW ZEALAND
Total New Zealand (h) (Cost $238)			363	0.2%

PANAMA
Total Panama (h) (Cost $577)			684	0.4%

PERU
Total Peru (h) (Cost $961)			1,159	0.7%

RUSSIA
Total Russia (h) (Cost $354)			355	0.2%

114	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets

SOUTH AFRICA
Total South Africa (h) (Cost $239)			$239	0.1%

SPAIN (j)(k)
Kingdom of Spain
5.150% due 07/30/2009	EC	1,990	2,682	1.5%
4.950% due 07/30/2005		220	281	0.2%
Other Spain (h)			734	0.4%

Total Spain (Cost $2,562)			3,697	2.1%

SUPRANATIONAL (j)(k)
Eurofima
4.750% due 07/07/2004	SK	7,200	960	0.5%
Other Supranational (h)			458	0.3%

Total Supranational (Cost $1,216)			1,418	0.8%

SWEDEN
Total Sweden (h) (Cost $228)			326	0.2%

TUNISIA
Total Tunisia (h) (Cost $112)			114	0.1%

UNITED KINGDOM (j)(k)
Haus Ltd.
2.347% due 12/14/2037 (a)	EC	1,125	1,387	0.8%
United Kingdom Gilt
5.000% due 03/07/2012	BP	2,100	3,932	2.2%
8.000% due 09/27/2013		2,100	4,823	2.8%
5.000% due 09/07/2014		1,300	2,441	1.4%
4.000% due 03/07/2009		260	465	0.3%
Other United Kingdom (h)			1,763	1.0%

Total United Kingdom (Cost $13,899)			14,811	8.5%

UNITED STATES

Asset-Backed Securities
Total Asset-Backed Securities (h)			5,308	3.1%

Corporate Bonds & Notes
Total Corporate Bonds & Notes (h)			6,392	3.7%

Mortgage-Backed Securities
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)		$1,100	1,100	0.6%
Other Mortgage-Backed Securities (h)			4,152	2.4%

			5,252	3.0%

Municipal Bonds & Notes
Total Municipal Bonds & Notes (h)			4,303	2.5%

Preferred Security
Total Preferred Security (h)			745	0.4%

U.S. Government Agencies
Fannie Mae
4.640% due 01/30/2008		1,700	1,720	1.0%
6.470% due 09/25/2012		1,000	1,173	0.7%
5.229% - 7.400% due 05/04/2007 - 04/01/2033 (c)		877	892	0.5%
Federal Home Loan Bank
5.750% due 08/15/2011		1,000	1,121	0.6%
Freddie Mac
6.000% due 05/25/2012		1,000	1,007	0.6%
5.000% - 6.500% due 09/15/2016 - 08/01/2032 (c)		705	734	0.4%
Government National Mortgage Association
1.690% - 6.500% due 11/20/2021 - 09/15/2032 (c)		2,236	2,279	1.3%
Tennessee Valley Authority
7.140% due 05/23/2012		1,000	1,208	0.7%
5.880% due 04/01/2036		1,000	1,138	0.6%
4.875% due 12/15/2016		400	435	0.3%
Other U.S. Government Agencies (h)			491	0.3%

			12,198	7.0%

U.S. Treasury Obligations
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011		3,192	3,723	2.1%
3.000% due 07/15/2012		824	938	0.6%
2.000% - 4.250% due 01/15/2010 - 01/15/2014 (c)		1,022	1,105	0.7%
U.S. Treasury Bonds
11.250% due 02/15/2015		700	1,151	0.7%
7.500% due 11/15/2016		9,240	12,185	7.0%
7.250% due 05/15/2016		200	258	0.1%
U.S. Treasury Notes
4.000% due 02/15/2014		1,600	1,621	0.9%
Other U.S. Treasury Obligations (h)			17	0.0%

			20,998	12.1%

Total United States (Cost $54,163)			55,196	31.8%

SHORT-TERM INSTRUMENTS

Commercial Paper
Barclays U.S. Funding Corp.
1.020% due 05/24/2004		4,600	4,593	2.6%
Fannie Mae
1.000% - 1.015% due 06/23/2004 - 06/30/2004 (c)		2,400	2,394	1.4%
HBOS Treasury Services PLC
1.035% due 07/01/2004		4,700	4,688	2.7%
Royal Bank of Scotland PLC
1.030% due 07/06/2004		4,700	4,687	2.7%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		900	900	0.5%
Westpac Capital Corp.
1.030% due 07/07/2004		3,800	3,789	2.2%
Other Commercial Paper			699	0.4%

			21,750	12.5%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $1,738. Repurchase proceeds are $1,703.)		1,703	1,703	1.0%

U.S. Treasury Bills
0.936% due 06/03/2004-06/17/2004 (c)(d)(f)		6,120	6,108	3.5%

Total Short-Term Instruments (Cost $29,563)			29,561	17.0%

Total Investments (Cost $178,871)			$189,389	109.0%

Written Options (i) (Premiums $781)			(1,551)	(0.9)%

Other Assets and Liabilities (Net)			(14,016)	(8.1)%

Net Assets			$173,822	100.0%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	115

Summary Schedule of Investments (Cont.)

Global Bond Fund II

March 31, 2004

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $2,116 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund Purchased Put Options Strike @ 104.000	06/2004	50	$0
Euro-Bobl 5-Year Note Long Futures	06/2004	17	(7)
Euro-Bund 10-Year Note Long Futures	06/2004	257	236
Eurodollar June Long Futures	06/2004	90	186
Eurodollar June Short Futures	06/2004	90	(89)
Government of Japan 10-Year Note Long Futures	06/2004	19	(124)
U.S. Treasury 10-Year Note Long Futures	06/2004	243	329
U.S. Treasury 30-Year Bond Long Futures	06/2004	8	(13)

			$518

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Brothers, Inc. Exp. 03/15/2016	BP	3,500	$(71)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		7,980	(70)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		800	(7)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		1,300	2
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		4,200	3
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	3,200	30
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		$12,850	149
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		300	4
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		1,400	13
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		12,400	(757)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014		2,300	(140)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		1,800	14
Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		8,700	110
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		1,300	6
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		5,500	23
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		7,100	37
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	4,300	(44)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		20,000	(248)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.310%.
Counterparty: Goldman Sachs & Co. Exp. 07/14/2005	JY	232,000	(34)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		340,000	(30)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.800%.
Counterparty: UBS Warburg LLC Exp. 03/20/2012		540,000	8
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		110,000	2

116	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merill Lynch & Co., Inc. Exp. 05/19/2004	$300	$0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	200	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	300	3
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	500	1
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	3,100	(114)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009	600	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	4,500	(222)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014	14,800	(731)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014	6,300	(311)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024	6,400	(421)

		$(2,795)

(f)	Securities with an aggregate market values of $3,744 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation

Call & Put - OTC% U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	530	$34

(h)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$110.000	05/21/2004	34	$16	$6
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	13	21	29
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	52	74	80
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	23	26	26

				$137	$141

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$2,700	$20	$29
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	8,000	249	594
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	1,200	12	18
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	1,200	5	1
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	5,200	114	445
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	2,500	107	36
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	2,500	107	216
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	1,000	30	71

						$644	$1,410

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	117

Summary Schedule of Investments (Cont.)

Global Bond Fund II

March 31, 2004

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	A$	852	04/2004	$10	$0	$10
Sell		880	04/2004	0	(24)	(24)
Buy	BP	5,424	04/2004	115	0	115
Sell		5,594	04/2004	35	(13)	22
Buy	BR	178	04/2004	1	0	1
Sell	C$	8,190	04/2004	0	(89)	(89)
Buy	CP	8,021	04/2004	0	0	0
Buy	DK	301	06/2004	1	0	1
Sell		3,988	06/2004	0	(4)	(4)
Buy	EC	2,288	04/2004	16	(1)	15
Sell		43,212	04/2004	291	(21)	270
Buy	H$	2,600	04/2004	0	(1)	(1)
Buy		560	06/2004	0	0	0
Sell	JY	1,195,039	05/2004	0	(678)	(678)
Buy	KW	34,830	04/2004	0	0	0
Buy		143,049	06/2004	1	0	1
Buy	MP	466	05/2004	0	(1)	(1)
Sell	N$	472	04/2004	0	(3)	(3)
Buy	PN	118	05/2004	0	0	0
Buy	RR	939	04/2004	0	0	0
Buy	S$	52	04/2004	0	0	0
Buy	SK	12	06/2004	0	0	0
Sell		9,452	06/2004	0	0	0
Buy	SR	215	05/2004	2	0	2
Buy	SV	1,054	05/2004	0	0	0

				$472	$(835)	$(363)

(k)	Principal amount denoted in indicated currency:

A$	–	Australian Dollar
BP	–	British Pound
BR	–	Brazilian Real
C$	–	Canadian Dollar
CP	–	Chilean Peso
DK	–	Danish Krone
DM	–	German Mark
EC	–	Euro
H$	–	Hong Kong Dollar
JY	–	Japanese Yen
KW	–	South Korean Won
MP	–	Mexican Peso
N$	–	New Zealand Dollar
PN	–	Peruvian New Sol
RR	–	Russian Ruble
S$	–	Singapore Dollar
SK	–	Swedish Krona
SR	–	South African Rand
SV	–	Slovakian Koruna

118	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

GNMA Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

U.S. GOVERNMENT AGENCIES

Fannie Mae
4.500% due 02/23/2011	$5,864	$6,012	1.5%
2.160% due 07/01/2011 (a)	6,021	6,081	1.5%
2.865% due 07/01/2011 (a)	2,515	2,537	0.6%
5.500% due 04/20/2019 (a)	3,000	3,126	0.8%
1.160% due 10/25/2033 (a)	2,965	2,969	0.7%
5.500% due 04/15/2034	7,000	7,173	1.7%
5.747% - 9.000% due 03/01/2018 - 08/01/2032 (b)	819	861	0.2%
Freddie Mac
3.494% - 7.500% due 05/01/2019 - 05/01/2031 (b)	402	266	0.1%
Government National Mortgage Association
6.500% due 09/20/2024	3,281	3,309	0.8%
1.390% due 12/16/2026 (a)	1,932	1,936	0.5%
1.490% due 06/16/2027 (a)	4,402	4,414	1.1%
1.290% due 01/16/2031 (a)	8,807	8,805	2.1%
7.000% due 07/15/2031	2,325	2,479	0.6%
1.290% due 02/16/2032 (a)	4,555	4,557	1.1%
7.000% due 05/15/2032	4,917	5,241	1.3%
1.340% due 08/16/2032 (a)	2,440	2,442	0.6%
5.000% due 07/15/2033	2,257	2,277	0.6%
5.000% due 08/15/2033	6,985	7,045	1.7%
5.000% due 09/15/2033	7,647	7,713	1.9%
5.000% due 10/15/2033	6,526	6,583	1.6%
5.500% due 11/15/2033	1,994	2,054	0.5%
5.500% due 01/15/2034	13,506	13,910	3.4%
4.500% due 01/20/2034 (a)	2,615	2,688	0.7%
5.500% due 02/15/2034	15,193	15,647	3.8%
5.500% due 03/15/2034	18,819	19,381	4.7%
5.000% due 04/22/2034	11,000	11,079	2.7%
5.500% due 04/22/2034	109,000	112,134	27.2%
6.000% due 04/22/2034	27,000	28,198	6.9%
6.500% due 04/22/2034	5,000	5,278	1.3%
6.500% due 05/20/2034	28,000	29,540	7.2%
0.000% - 7.500% due 05/20/2016 - 03/20/2034 (b)	24,463	25,552	6.2%
Other U.S. Government Agencies (e)		855	0.2%

Total U.S. Government Agencies (Cost $351,490)		352,142	85.8%

MORTGAGE-BACKED SECURITIES
Total Mortgage-Backed Securities (e) (Cost $8,022)		7,967	1.9%

ASSET-BACKED SECURITIES
Total Asset-Backed Securities (e) (Cost $10,519)		10,315	2.5%

SHORT-TERM INSTRUMENTS
Commercial Paper
ABN AMRO Mortgage Corp.
1.025% due 06/11/2004	8,070	8,053	2.0%
Alcon Capital Corp.
1.020% due 05/25/2004	9,500	9,485	2.3%
Anz (Delaware), Inc.
1.020% - 1.030% due 06/03/2004 - 07/08/2004 (b)	9,700	9,679	2.4%
Barclays U.S. Funding Corp.
1.020% - 1.030% due 05/21/2004 - 06/08/2004 (b)	10,200	10,182	2.5%
CBA (de) Finance
1.020% - 1.025% due 06/09/2004 - 06/11/2004 (b)	8,800	8,782	2.1%
Danske Corp.
1.025% due 06/18/2004	8,300	8,281	2.0%
European Investment Bank
1.010% due 05/25/2004 - 06/15/2004 (b)	10,200	10,183	2.5%
Fannie Mae
1.010% - 1.015% due 06/23/2004 - 07/01/2004 (b)	16,500	16,460	4.0%
Freddie Mac
1.010% due 06/01/2004 - 07/15/2004 (b)	8,400	8,381	2.0%
General Electric Capital Corp.
1.040% due 07/08/2004	8,500	8,476	2.1%
HBOS Treasury Services PLC
1.030% - 1.040% due 06/21/2004 - 07/01/2004 (b)	10,800	10,774	2.6%
Pfizer, Inc.
1.015% due 06/03/2004	7,100	7,087	1.7%
Rabobank USA Financial Corp.
1.060% due 04/01/2004	9,900	9,900	2.4%
Royal Bank of Scotland PLC
1.025% due 05/06/2004	2,600	2,597	0.6%
Shell Finance (UK) PLC
1.020% due 06/03/2004	2,300	2,296	0.6%
Stadshypotek, Inc.
1.030% due 05/27/2004	8,900	8,886	2.2%
Svenska Handelsbank, Inc.
1.025% due 05/24/2004	8,800	8,787	2.1%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	9,900	9,900	2.4%
UBS Finance, Inc.
1.025% - 1.030% due 06/10/2004 - 06/29/2004 (b)	9,700	9,679	2.4%
Westpac Capital Corp.
1.030% due 07/07/2004 - 07/12/2004 (b)	4,300	4,288	1.0%

		172,156	41.9%

Repurchase Agreements
Credit Suisse First Boston
0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.982% due 08/19/2004 valued at $17,262. Repurchase proceeds are $16,900.)	16,900	16,900	4.1%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 2.125% due 10/06/2005 valued at $692. Repurchase proceeds are $678.)	678	678	0.2%

		17,578	4.3%

U.S. Treasury Bills
1.023% due 05/06/2004-06/17/2004 (c)(e)	35,795	35,736	8.7%

Total Short-Term Instruments (Cost $225,478)		225,470	54.9%

Total Investments (Cost $595,509)		$595,894	145.1%
Written Options (f) (Premiums $867)		(810)	(0.2)%

Other Assets and Liabilities (Net)		(184,489)	(44.9)%

Net Assets		$410,595	100.0%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	119

Summary Schedule of Investments (Cont.)

GNMA Fund

March 31, 2004

Notes to Summary Schedule of Investments (amounts in thousands):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $749 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	$4,550	$0

Receive floating rate based on 3-month LIBOR with 6.940% interest rate cap and pay a premium amount of $316.
Counterparty: Lehman Brothers, Inc. Exp. 07/01/2011	$8,000	$(125)

		$(125)

(e)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.(f) Premiums received on written options:

(f)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$30,000	$504	$592
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	30,000	363	218

						$867	$810

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	4.500	04/26/2011	$5,650	$5,775	$5,787
Fannie Mae	6.000	04/15/2034	1,000	1,041	1,040
Fannie Mae	6.500	04/15/2034	7,000	7,354	7,364
Fannie Mae	5.000	05/13/2034	15,000	15,019	15,011

				$29,189	$29,202

(h)	The aggregate value of fair valued securities is $7, which is 0.00% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

120	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Bluewater Finance Ltd.
10.250% due 02/15/2012	$39,540	$41,319	0.6%
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	126,430	128,484	1.7%
8.000% due 03/25/2009	150,350	151,666	2.0%
Gemstone Investors Ltd.
7.710% due 10/31/2004	48,493	48,614	0.7%
Mizuho Preferred Capital CO.
8.790% due 12/29/2049 (b)	37,492	42,553	0.6%
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	71,275	61,653	0.8%
Rotech Healthcare, Inc.
9.500% due 04/01/2012	40,512	43,753	0.6%
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (b)	167,969	186,439	2.5%
Other Banking & Finance (c)		376,270	5.1%

		1,080,751	14.6%

Industrials
AEC Ironwood LLC
8.857% due 11/30/2025	51,664	56,313	0.8%
Allied Waste North America, Inc.
9.250% due 09/01/2012	32,275	36,874	0.5%
6.500% - 10.000% due 04/01/2008 - 11/15/2010 (a)	83,434	89,798	1.2%
American Media Operations, Inc.
10.250% due 05/01/2009	38,254	40,262	0.5%
Crown European Holdings S.A.
9.500% due 03/01/2011	37,100	41,830	0.6%
10.875% due 03/01/2013	22,120	25,880	0.3%
CSC Holdings, Inc.
7.625% due 04/01/2011	42,153	44,682	0.6%
6.750% - 8.125% due 12/15/2007 - 04/15/2012 (a)	32,405	33,925	0.5%
DirecTV Holdings LLC
8.375% due 03/15/2013	35,195	40,298	0.5%
Dresser, Inc.
9.375% due 04/15/2011	42,240	46,253	0.6%
El Paso Corp.
6.750% - 7.875% due 09/01/2008 - 01/15/2032 (a)	82,600	70,659	1.0%
Ferrellgas Partners LP
8.780% due 08/01/2007 (h)	14,000	15,881	0.2%
8.870% due 08/01/2009 (h)(k)	7,300	8,557	0.1%
6.990% - 8.750% due 08/01/2005 - 06/15/2012 (a)	51,188	55,652	0.8%
Georgia-Pacific Corp.
9.125% due 07/01/2022	38,982	40,493	0.5%
8.000% - 9.500% due 02/01/2013 - 05/15/2031 (a)	77,604	82,208	1.1%
Hanover Equipment Trust
8.500% due 09/01/2008	51,295	55,142	0.7%
Hilton Hotels Corp.
7.625% due 12/01/2012	43,285	49,940	0.7%
Hollinger International Publishing
9.000% due 12/15/2010	37,446	41,378	0.6%
ISP Chemco, Inc.
10.250% due 07/01/2011	39,455	44,880	0.6%
Mandalay Resort Group
9.375% due 02/15/2010	59,537	71,221	1.0%
6.500% - 7.625% due 07/31/2009 - 07/15/2013 (a)	14,360	15,759	0.2%
Mediacom Broadband LLC
11.000% due 07/15/2013	35,075	37,706	0.5%
MGM Mirage, Inc.
8.375% due 02/01/2011	42,330	49,103	0.7%
Midwest Generation LLC
8.300% due 07/02/2009	3,900	4,036	0.1%
8.560% due 01/02/2016	92,755	98,784	1.3%
Owens-Brockway Glass Container, Inc.
7.750% - 8.875% due 02/15/2009 - 05/15/2013 (a)	76,885	81,920	1.1%
PanAmSat Corp.
8.500% due 02/01/2012	60,228	63,239	0.9%
Park Place Entertainment Corp.
7.000% due 04/15/2013	44,538	48,769	0.7%
Peabody Energy Corp.
6.875% due 03/15/2013	40,930	44,409	0.6%
Quebecor Media, Inc.
11.125% due 07/15/2011	37,679	43,425	0.6%
Qwest Corp.
9.125% due 03/15/2012	45,430	51,790	0.7%
7.200% - 8.875% due 11/01/2004 - 06/01/2031 (a)	31,880	33,012	0.4%
Roundy’s, Inc.
8.875% due 06/15/2012	33,703	37,242	0.5%
Tenet Healthcare Corp.
7.375% due 02/01/2013	68,890	62,518	0.8%
6.375% - 6.500% due 12/01/2011 - 06/01/2012 (a)	30,750	26,715	0.5%
Tenneco Automotive, Inc.
10.250% due 07/15/2013	32,050	37,018	0.4%
Williams Cos., Inc.
7.875% due 09/01/2021	35,915	36,544	0.5%
6.625% - 8.750% due 11/15/2004 - 03/15/2032 (a)	102,107	106,980	1.4%
Other Industrials (c)		1,990,369	26.9%

		3,861,464	52.2%

Utilities
AES Corp.
8.750% due 05/15/2013	71,765	79,300	1.1%
8.540% - 10.000% due 12/12/2005 - 11/30/2019 (a)	47,872	51,538	0.7%
American Cellular Corp.
10.000% due 08/01/2011	38,475	37,128	0.5%
CMS Energy Corp.
7.000% due 01/15/2005	40,164	40,967	0.6%
7.500% - 9.875% due 11/15/2004 - 08/01/2010 (a)	61,005	63,683	0.8%
Edison International, Inc.
6.875% due 09/15/2004	37,684	38,438	0.5%
NRG Energy, Inc.
8.000% due 12/15/2013	39,395	40,872	0.6%
PSEG Energy Holdings, Inc.
8.500% due 06/15/2011	51,885	57,852	0.8%
7.750% - 10.000% due 04/16/2007 - 10/01/2009 (a)	34,845	38,871	0.5%
TECO Energy, Inc.
7.500% due 06/15/2010	36,950	39,998	0.5%
Other Utilities (c)		328,556	4.4%

		817,203	11.0%

Total Corporate Bonds & Notes (Cost $5,516,176)		5,759,418	77.8%

MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (c) (Cost $3,918)		3,948	0.1%

U.S. GOVERNMENT AGENCIES
Total U.S. Government Agencies (c) (Cost $66)		66	0.0%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	121

Summary Schedule of Investments (Cont.)

High Yield Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

MORTGAGE-BACKED SECURITIES
Continental Airlines, Inc.
6.920% due 04/02/2013 (i)		$28,504	$29,116	0.4%
Other Mortgage-Backed Securities (c)		4,517	2,256	0.0%

Total Mortgage-Backed Securities (Cost $29,728)			31,372	0.4%

ASSET-BACKED SECURITIES
AES Corp.
5.320% due 07/29/2008 (b)		1,429	1,449	0.0%
Georgia-Pacific Corp.
2.915% - 2.925% due 11/03/2005 (a)		936	930	0.0%
Qwest Corp.
6.500% due 06/30/2007 (b)		76,500	79,281	1.1%
6.950% due 06/05/2010 (b)		8,500	8,632	0.1%
Other Asset-Backed Securities (c)			199,637	2.7%

Total Asset-Backed Securities (Cost $284,922)			289,929	3.9%

SOVEREIGN ISSUES
Republic of Brazil
8.000% due 04/15/2014		79,851	78,384	1.1%
11.000% due 08/17/2040		36,750	39,433	0.6%
2.000% - 12.250% due 04/15/2006 - 01/20/2034 (a)		101,173	105,340	1.4%
Republic of Panama
8.875% - 10.750% due 02/08/2011 - 04/01/2029 (a)		77,842	91,154	1.2%
Republic of Peru
9.125% due 02/21/2012		59,715	67,926	0.9%
4.500% - 9.875% due 01/15/2008 - 03/07/2017 (a)		30,023	32,864	0.4%
Russian Federation
5.000% due 03/31/2030 (b)		55,638	55,860	0.8%
Other Sovereign Issues (c)			29,925	0.4%

Total Sovereign Issues (Cost $463,777)			500,886	6.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)
Crown European Holdings S.A.
10.250% due 03/01/2011	EC	9,000	12,498	0.2%
El Paso Corp.
5.750% - 7.125% due 03/14/2006 - 05/06/2009 (a)		33,920	36,456	0.4%
Other Foreign Currency - Denominated Issues (c)			242,061	3.3%

Total Foreign Currency-Denominated Issues (Cost $237,789)			291,015	3.9%

CONVERTIBLE BONDS & NOTES
Banking & Finance
Total Banking & Finance (c)			21,368	0.3%

Healthcare
Total Healthcare (c)			975	0.0%

Industrials
Total Industrials (c)			53,290	0.7%

Utilities
Total Utilities (c)			19,266	0.3%

Total Convertible Bonds & Notes (Cost $92,628)			94,899	1.3%

PURCHASED PUT OPTIONS
Total Purchased Put Options (c) (Cost $28)			35	0.0%

COMMON STOCKS
Total Common Stocks (c) (Cost $9,321)			4,088	0.1%

CONVERTIBLE PREFERRED STOCK
Total Convertible Preferred Stock (c) (Cost $4,170)			3,012	0.0%

PREFERRED STOCK

	Shares
Cablevision Systems New York Group
11.125% due 04/01/2008		429,785	45,020	0.6%
Other Preferred Stock (c)			59,784	0.8%

Total Preferred Stock (Cost $101,735)			104,804	1.4%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)

Commercial Paper
Fannie Mae
1.010% due 07/01/2004 - 07/20/2004 (a)		$37,929	37,821	0.5%
Federal Home Loan Bank
1.010% due 04/01/2004		40,000	40,000	0.6%
UBS Finance, Inc.
1.020% due 06/23/2004 - 06/28/2004 (a)		84,200	83,997	1.1%

			161,818	2.2%

Repurchase Agreement
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $29,844. Repurchase proceeds are $29,255.)		29,254	29,254	0.4%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (a)(d)(e)		44,770	44,678	0.6%

Total Short-Term Instruments (Cost $235,766)			235,750	3.2%

Total Investments (Cost $6,980,024)			$7,319,222	98.9%

Written Options (g) (Premiums $24,892)			(22,755)	(0.3)%

Other Assets and Liabilities (Net)			103,877	1.4%

Net Assets			$7,400,344	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(b)	Variable rate security.
(c)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

122	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(d)	Securities with an aggregate market value of $16,490 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 89.000	03/2005	1,915	$(26)
Euro-Bobl 5-Year Note Long Futures	06/2004	1,576	2,683
Euribor June Long Futures	06/2005	705	699
Euribor September Long Futures	09/2005	314	(38)
Euribor December Long Futures	12/2005	896	(203)
Eurodollar March Long Futures	03/2005	258	152
Eurodollar March Long Futures	03/2006	766	(240)
Eurodollar June Long Futures	06/2005	766	(231)
Eurodollar September Long Futures	09/2005	766	(231)
Eurodollar December Long Futures	12/2004	169	452
Eurodollar December Long Futures	12/2005	766	(221)

			$2,796

(e)	Securities with an aggregate market value of $27,951 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	$5,000	$(18)
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Hilton Hotels Corp. 3.375% due 04/15/2023.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	4
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	16,000	16
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	6,000	5
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	15
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Royal Caribbean Cruises Ltd. 0.00% due 05/18/2021.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	10
Receive a fixed rate equal to 1.760% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Credit Suisse First Boston Exp. 07/20/2004	10,000	29
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of FirstEnergy Corp. 5.500% due 11/15/2006.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/07/2004	5,000	10
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.350% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: UBS Warburg LLC Exp. 09/20/2004	10,000	26
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004	8,000	31
Receive a fixed rate equal to 1.520% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	5,000	9
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,000	2
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Ford Motor Co. 7.250% due 10/01/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2004	10,000	(12)
Receive a fixed rate equal to 6.750% and the Fund will pay to the counterparty at par in the event of default of Xerox Corp. 9.750% due 01/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 12/20/2004	5,000	191
Receive a fixed rate equal to 1.040% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/07/2005	18,500	43
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	5,000	42
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	123

Summary Schedule of Investments (Cont.)

High Yield Fund

March 31, 2004

Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Citizen Communications Co. 9.250% due 05/15/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	$2,000	$0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Electronic Data Systems Corp. 7.125% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Harrah’s Operating Co. 8.000% due 02/01/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 11/15/2028.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 6.875% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,000	60
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/20/2005	8,000	172
Pay a fixed rate equal to 1.420% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	(30)
Pay a fixed rate equal to 1.450% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	(15)
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	102
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	41
Receive a fixed rate equal to 2.950% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc.7.750% due 04/16/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/04/2006	6,500	256
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc. 8.625% due 02/15/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2006	5,000	206
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	37,500	(993)
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: Credit Suisse First Boston Exp. 03/20/2009	5,000	(132)
Receive a fixed rate equal to 4.100% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	40,000	(1,310)
Receive a fixed rate equal to 3.250% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% to 03/31/2007 and 7.500% thereafter due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2013	20,000	1,121
Receive a fixed rate equal to 3.270% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/28/2013	17,000	977
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	192,200	(12,214)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2024	12,000	(864)

		$(12,099)

124	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	1,572	$911	$98
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	1,454	1,426	182
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	2,070	2,262	3,202
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	956	564	971

				$5,163	$4,453

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.750	%**	07/19/2004	$182,900	$1,491	$2,259
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	182,900	1,097	168
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	117,800	2,780	7,100
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	206,100	3,566	211
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500	%**	01/07/2005	4,400	91	376
Call - OTC 7-Year Interest Rate Swap	Wachovia Bank, N.A.	5.500	%**	01/07/2005	72,100	3,482	6,167
Call - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	4.000	%**	10/07/2004	68,300	1,052	787
Put - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	6.500	%*	10/07/2004	68,300	2,015	71
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/07/2004	92,500	1,512	1,066
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	6.500	%*	10/07/2004	92,500	2,643	97

						$19,729	$18,302

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Bombardier Capital, Inc.	08/11/2003	$21,178	$23,047	0.31%
Continental Airlines, Inc.	07/01/2003	25,471	29,116	0.39
Ferrellgas Partners LP	06/30/2003	15,264	15,881	0.21
Ferrellgas Partners LP	06/30/2003	8,146	8,557	0.12
Rocky River Realty	11/22/2000	1,589	1,763	0.02
Wilmington Trust Co.-Tucson Electric	01/07/1993 - 05/16/2003	7,602	8,628	0.12
Wilmington Trust Co.-Tucson Electric	06/29/1993	368	408	0.01

		$79,618	$87,400	1.18%

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	9,763	04/2004	$109	$0	$109
Sell		292,921	04/2004	2,188	0	2,188
Buy	JY	8,147,506	05/2004	4,620	0	4,620

				$6,917	$0	$6,917

(j)	Principal amount denoted in indicated currency:

EC - Euro

JY - Japanese Yen

(k)	The aggregate value of fair valued securities is $43,955, which is 0.59% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	125

Schedule of Investments

International StocksPLUS TR Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 0.5%

Utilities 0.5%
Pacific Gas & Electric Co.
1.810% due 04/03/200 (a)	$100	$100

Total Corporate Bonds & Notes (Cost $100)		100

MUNICIPAL BONDS & NOTES 4.2%
Akron, Ohio Community Learning Centers Income Tax Revenue Bonds, (FGIC Insured), Series 2004-A
5.000% due 12/01/2033	70	73
Arizona Educational Loan Marketing Corp. Revenue Bonds, Series 2002
1.100% due 12/01/2037 (a)	100	100
Connecticut Student Loan Foundation Revenue Bonds, (GTD Student Loan Insured), Series 2003
1.090% due 06/01/2033 (a)	200	200
Dallas, Texas Independant School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 02/15/2026	100	104
Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.089% due 09/01/2036 (a)	100	100
Missouri Higher Education Loan Authority Student Loan Revenue Bonds, (GTD Student Loans Insured), Series 2002 - L
1.110% due 07/01/2032 (a)	100	100
Pennsylvania State Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Sereis 2000
1.100% due 10/01/2040 (a)	100	100

Total Municipal Bonds & Notes (Cost $775)		777

U.S. GOVERNMENT AGENCIES 15.6%
Fannie Mae
1.210% due 03/25/2034 (a)	199	198
2.375% due 11/25/2023 (a)	350	365
5.500% due 04/15/2034	1,491	1,529
5.684% due 07/01/2032 (a)	490	498
Government National Mortgage Association
4.625% due 11/20/2024 (a)	320	329

Total U.S. Government Agencies (Cost $2,898)		2,919

U.S. TREASURY OBLIGATIONS 6.4%
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	172	195
U.S. Treasury Notes
1.625% due 04/30/2005	600	603
1.250% due 05/31/2005	400	400

Total U.S. Treasury Obligations (Cost $1,192)		1,198

MORTGAGE-BACKED SECURITIES 1.1%
Countrywide Home Loans, Inc.
1.370% due 05/25/2034 (a)(h)	100	100
GSRPM Mortgage Loan Trust
1.790% due 01/25/2032 (a)	100	101

Total Mortgage-Backed Securities (Cost $201)		201

ASSET-BACKED SECURITIES 2.5%
ACE Securities Corp.
1.210% due 02/25/2034 (a)	100	100
Amortizing Residential Collateral Trust
1.380% due 07/25/2032 (a)	40	40
Countrywide Asset-Backed Certificates
1.230% due 11/25/2020 (a)	73	73
Residential Asset Securities Corp.
1.320% due 09/25/2031 (a)	52	52
SLM Student Loan Trust
1.110% due 12/15/2016 (a)	100	100
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)	96	95

Total Asset-Backed Securities (Cost $461)		460

SOVEREIGN ISSUES 2.1%
Banque Centrale De Tunisie
7.375% due 04/25/2012	39	45
Republic of Brazil
14.500% due 10/15/2009	80	102
Republic of Panama
9.625% due 02/08/2011	39	47
Republic of Peru
9.125% due 02/21/2012	37	42
United Mexican States
10.375% due 02/17/2009	122	158

Total Sovereign Issues (Cost $380)		394

EXCHANGE-TRADED FUNDS 2.5%
	Shares
Index Funds 2.5%
iShares MSCI EAFE Trust	3,346	474

Total Index Funds (Cost $460)		474

SHORT-TERM INSTRUMENTS 65.9%
	Principal Amount (000s)
Certificates of Deposit 3.2%
Chase Manhattan Bank USA
1.030% due 05/28/2004	$300	300
Citibank New York N.A.
1.035% due 04/30/2004	200	200
1.040% due 06/04/2004	100	100

		600

Commercial Paper 58.9%
ABN AMRO North America
1.025% due 05/20/2004	100	100
1.045% due 06/07/2004	400	399
Anz (Delaware), Inc.
1.025% due 04/08/2004	200	200
1.030% due 05/17/2004	100	100
1.035% due 06/21/2004	200	199
Barclays U.S. Funding Corp.
1.025% due 04/02/2004	200	200
1.020% due 05/24/2004	300	300
CBA (de) Finance
1.030% due 04/13/2004	100	100
1.030% due 05/10/2004	100	100
Danske Corp.
1.030% due 05/10/2004	400	400
1.025% due 05/17/2004	100	100
E.I. du Pont de Nemours & Co.
1.015% due 05/13/2004	200	200
European Investment Bank
1.015% due 04/13/2004	500	500
Fannie Mae
1.020% due 05/05/2004	400	400
1.000% due 06/23/2004	200	199
1.005% due 07/01/2004	100	100
1.010% due 07/01/2004	200	199
1.030% due 07/01/2004	200	199
Freddie Mac
1.040% due 04/01/2004	1,700	1,700
1.035% due 04/06/2004	1,000	1,000
1.000% due 04/13/2004	700	700
1.010% due 07/15/2004	200	199
General Electric Capital Corp.
1.110% due 04/08/2004	300	300
1.030% due 05/27/2004	200	200
HBOS Treasury Services PLC
1.055% due 06/04/2004	200	200
1.060% due 06/11/2004	300	299
Rabobank Netherland NV
1.030% due 05/10/2004	500	499
Royal Bank of Scotland PLC
1.000% due 04/12/2004	500	500
Svenska Handlesbanken, Inc.
1.025% due 05/24/2004	400	399
UBS Finance, Inc.
1.095% due 04/01/2004	300	300
1.030% due 06/10/2004	200	200
Westpac Trust Securities NZ Ltd.
1.100% due 04/08/2004	300	300
1.040% due 06/24/2004	200	199

		10,990

Repurchase Agreements 3.0%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $569. Repurchase proceeds are $556.)	556	556

U.S. Treasury Bills 0.8%
1.000% due 06/03/2004 - 06/17/2004 (b)(d)	155	155

Total Short-Term Instruments (Cost $12,301)		12,301

Total Investments 100.8% (Cost $18,768)		$18,824

Other Assets and Liabilities (Net) (0.8)%		(154)

Net Assets 100.0%		$18,670

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.

126	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(d)	Securities with an aggregate market value of $155 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5-Year Note
Long Futures	06/2004	12	$18
Eurodollar December
Long Futures	12/2005	7	4
United Kingdom 90-Day
LIBOR Long Futures	12/2004	11	(3)
U.S. Treasury 10-Year
Note Long Futures	06/2004	54	95

			$114

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	200	$3

	# of Contracts

Receive total return on a currency basket and pay a floating rate based on 1-month LIBOR plus 0.750%.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2005		128,088	0

			$3

Type	Fixed Spread (%)	Fixed Notional Amount	Unrealized Appreciation

Receive a fixed spread and pay On-The Run 10-year Swap Spread. The On-The-Run 10-year Swap Spread is the difference between the 10-year Swap Rate and the 10-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.378	$100	$0
Receive a fixed spread and pay On-The Run 10-year Swap Spread. The On-The-Run 10-year Swap Spread is the difference between the 10-year Swap Rate and the 10-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.378	100	0
Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.315	300	0
Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.318	300	0

			$0

(f)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Sell	BP	53	04/2004	$0	$0	$0
Buy	EC	62	04/2004	1	0	1
Sell		139	04/2004	1	0	1

				$2	$0	$2

(g)	Principal amount denoted in indicated currency:

BP - British Pound

EC - Euro

(h)	The aggregate value of fair valued securities is $100, which is 0.54% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	127

Summary Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
American International Group, Inc.
3.130% due 05/15/2008	$600	$598	1.9%
Bank of America Corp.
3.875% - 7.400% due 01/15/2008 - 01/15/2013 (c)	510	564	1.8%
Bear Stearns Cos., Inc.
5.700% due 11/15/2014	200	216	0.7%
CIT Group, Inc.
1.330% due 06/19/2006 (a)	100	100	0.3%
7.750% due 04/02/2012	240	290	0.9%
Citigroup, Inc.
6.000% due 02/21/2012	190	214	0.7%
7.750% due 12/01/2036	500	578	1.9%
Ford Motor Credit Co.
7.500% due 03/15/2005	100	105	0.3%
1.307% due 04/28/2005 (a)	400	397	1.3%
6.500% due 01/25/2007	470	502	1.6%
General Electric Capital Corp.
6.125% due 02/22/2011	300	339	1.1%
5.450% due 01/15/2013	650	701	2.3%
General Motors Acceptance Corp.
6.125% due 08/28/2007	220	237	0.8%
7.000% due 02/01/2012	350	381	1.2%
1.820% - 7.750% due 05/17/2004 - 09/15/2011 (c)	160	174	0.6%
Goldman Sachs Group, Inc.
5.700% due 09/01/2012	275	298	1.0%
4.125% - 6.600% due 01/15/2008 - 10/15/2013 (c)	300	323	1.0%
HBOS Treasury Services PLC
5.375% due 11/29/2049	300	312	1.0%
Household Finance Corp.
4.125% due 12/15/2008	300	310	1.0%
6.375% - 8.000% due 07/15/2010 - 11/27/2012 (c)	150	177	0.6%
J.P. Morgan Chase & Co.
6.625% due 03/15/2012	350	403	1.3%
5.750% due 01/02/2013	90	98	0.3%
Morgan Stanley Dean Witter & Co.
6.600% due 04/01/2012	180	207	0.7%
5.300% due 03/01/2013	300	315	1.0%
National Rural Utilities Cooperative Finance Corp.
6.500% due 03/01/2007	110	122	0.4%
7.250% due 03/01/2012	300	358	1.2%
Pemex Project Funding Master Trust
8.000% due 11/15/2011	260	304	1.0%
Royal Bank of Scotland PLC
5.000% due 11/12/2013	100	104	0.3%
9.118% due 03/31/2049 (a)	180	230	0.7%
Washington Mutual, Inc.
1.400% - 4.000% due 11/03/2005 - 01/15/2009 (c)	400	405	1.3%
Other Banking & Finance (b)		2,713	8.6%

		12,075	38.8%

Industrials
Altria Group, Inc.
7.000% due 07/15/2005	200	211	0.7%
Apache Corp.
6.250% due 04/15/2012	200	230	0.8%
Burlington Resources Finance Co.
6.500% due 12/01/2011	200	229	0.8%
Comcast Cable Communications, Inc.
6.750% due 01/30/2011	200	227	0.7%
Cox Communications, Inc.
4.625% - 7.750% due 09/20/2004 - 06/01/2013 (c)	290	311	1.0%
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	300	314	1.0%
Devon Financing Corp. ULC
6.875% due 09/30/2011	200	232	0.8%
Harrah’s Operating Co., Inc.
7.500% - 7.875% due 12/15/2005 - 01/15/2009 (c)	275	312	1.0%
International Paper Co.
6.750% due 09/01/2011	200	228	0.7%
Kerr-McGee Corp.
6.875% due 09/15/2011	200	228	0.7%
Kroger Co.
6.200% due 06/15/2012	200	222	0.7%
Occidental Petroleum Corp.
6.750% due 01/15/2012	200	232	0.8%
Pioneer Natural Resources Co.
6.500% due 01/15/2008	200	223	0.7%
Raytheon Co.
1.580% due 06/10/2005 (a)	200	200	0.6%
8.200% due 03/01/2006	200	223	0.7%
Safeway, Inc.
6.500% due 11/15/2008	200	224	0.7%
Tyco International Group S.A.
5.875% due 11/01/2004	300	307	1.0%
6.375% due 10/15/2011	120	131	0.4%
Other Industrials (b)		5,244	16.9%

		9,528	30.7%

Utilities
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	200	244	0.8%
British Telecom PLC
8.375% due 12/15/2010	200	248	0.8%
Calenergy, Inc.
7.630% due 10/15/2007	200	228	0.7%
Constellation Energy Group, Inc.
7.000% due 04/01/2012	200	231	0.7%
Niagara Mohawk Power Corp.
5.375% - 7.750% due 10/01/2004 – 10/01/2008 (c)	310	325	1.1%
Pepco Holdings, Inc.
6.450% due 08/15/2012	200	224	0.7%
Progress Energy, Inc.
6.850% due 04/15/2012	200	229	0.7%
Southern California Edison Co.
1.420% - 8.000% due 01/13/2006 - 02/15/2007 (c)	300	315	1.0%
Sprint Capital Corp.
8.375% due 03/15/2012	200	244	0.8%
6.000% - 7.625% due 01/15/2007 - 01/30/2011 (c)	140	161	0.5%
Verizon New England, Inc.
6.500% due 09/15/2011	200	226	0.7%
Verizon Wireless Capital LLC
5.375% due 12/15/2006	200	216	0.7%
Vodafone Group PLC
7.625% due 02/15/2005	200	211	0.7%
Other Utilities (b)		2,570	8.3%

		5,672	18.2%

Total Corporate Bonds & Notes (Cost $26,542)		27,275	87.7%

SOVEREIGN ISSUES
Republic of Peru
9.125% due 02/21/2012	190	216	0.7%
United Mexican States
8.375% due 01/14/2011	200	244	0.8%
8.300% due 08/15/2031	80	94	0.3%
Other Sovereign Issues (b)		805	2.6%

Total Sovereign Issues (Cost $1,255)		1,359	4.4%

128	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h)
Republic of Germany
3.250% due 09/24/2004	EC	700	$865	2.8%

Total Foreign Currency-Denominated Issues (Cost $870)			865	2.8%

CONVERTIBLE BONDS & NOTES
General Motors Corp.
6.250% due 07/15/2033		$8	245	0.8%

Total Convertible Bonds & Notes (Cost $200)			245	0.8%

SHORT-TERM INSTRUMENTS

Commercial Paper
Altria Group, Inc.
1.800% due 10/29/2004		200	200	0.6%
Svenska Handelsbank, Inc.
1.025% due 05/24/2004		400	399	1.3%

			599	1.9%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 1.750% due 05/15/2005 valued at $278. Repurchase proceeds are $271.)		271	271	0.9%

U.S. Treasury Bills
1.001% due 06/03/2004 - 06/17/2004 (c)(d)		255	255	0.8%

Total Short-Term Instruments (Cost $1,125)			1,125	3.6%

Total Investments (Cost $29,992)			$30,869	99.3%

Written Options (f) (Premiums $39)			(42)	(0.1)%

Other Assets and Liabilities (Net)			248	0.8%

Net Assets			$31,075	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $255 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5-Year Note Long Futures	06/2004	42	$1
Eurodollar June Long Futures	06/2005	24	18
Euro-Bund 10-Year Note Long Futures	06/2004	2	4
U.S. Treasury 10-Year Note Long Futures	06/2004	11	(1)
U.S. Treasury 30-Year Bond Long Futures	06/2004	2	5

			$27

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized (Depreciation)

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012	EC	200	$(23)

			$(23)

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note June Futures	$113.000	05/21/2004	3	$7	$9
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	4	5	9
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	5	7	7
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	12	8	12
Call - CBOT U.S. Treasury Note June Futures	117.000	05/21/2004	6	3	4
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	6	9	1

				$39	$42

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	129

Summary Schedule of Investments (Cont.)

Investment Grade Corporate Bond Fund

March 31, 2004

(g)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	BR	30	04/2004	$0	$0	$0
Buy		21	05/2004	0	0	0
Buy		30	06/2004	0	0	0
Buy	CP	1,234	04/2004	0	0	0
Buy		6,091	05/2004	0	0	0
Buy		6,060	06/2004	0	0	0
Sell	EC	406	04/2004	3	0	3
Buy	H$	78	04/2004	0	0	0
Buy		54	05/2004	0	0	0
Buy		78	06/2004	0	0	0
Buy	IR	904	06/2004	1	0	1
Buy	KW	11,610	04/2004	0	0	0
Buy		8,152	05/2004	0	0	0
Buy		11,800	06/2004	0	0	0
Buy	MP	111	05/2004	0	0	0
Buy		112	06/2004	0	0	0
Buy	PN	35	05/2004	0	0	0
Buy		35	06/2004	0	0	0
Buy	RR	285	04/2004	0	0	0
Buy		200	05/2004	0	0	0
Buy		285	06/2004	0	0	0
Buy	S$	17	04/2004	0	0	0
Buy		12	05/2004	0	0	0
Buy		17	06/2004	0	0	0
Buy	SR	67	05/2004	1	0	1
Buy		69	06/2004	1	0	1
Buy	SV	329	05/2004	0	0	0
Buy		334	06/2004	0	0	0
Buy	T$	232	05/2004	0	0	0
Buy		332	06/2004	0	0	0

				$6	$0	$6

(h)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

130	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

Japanese StocksPLUS TR Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 0.3%
Akron, Ohio Community Learning Centers Income Tax Revenue Bonds, (FGIC Insured), Series 2004-A
5.000% due 12/01/2033	$10	$11

Total Municipal Bonds & Notes (Cost $11)		11

U.S. GOVERNMENT AGENCIES 11.9%
Fannie Mae
2.375% due 11/25/2023 (a)	100	104
5.500% due 04/15/2034	200	205
5.684% due 07/01/2032 (a)	163	166

Total U.S. Government Agencies (Cost $473)		475

U.S. TREASURY OBLIGATIONS 10.8%
Treasury Inflation Protected Securities (b)
3.625% due 01/15/2008	115	130
U.S. Treasury Notes
1.625% due 04/30/2005	200	201
1.250% due 05/31/2005	100	100

Total U.S. Treasury Obligations (Cost $427)		431

SOVEREIGN ISSUES 3.0%
Banque Centrale De Tunisie
7.375% due 04/25/2012	12	14
Republic of Brazil
14.500% due 10/15/2009	25	32
Republic of Panama
9.625% due 02/08/2011	12	14
Republic of Peru
9.125% due 02/21/2012	11	13
United Mexican States
10.375% due 02/17/2009	36	46

Total Sovereign Issues (Cost $115)		119

EXCHANGE-TRADED FUNDS 4.3%

	Shares
Index Funds 4.3%
iShares MSCI Japan Index Fund	15,881	173

Total Exchange-Traded Funds (Cost $156)		173

SHORT-TERM INSTRUMENTS 67.5%
	Principal Amount (000s)
Commercial Paper 57.6%
Anz (Delaware), Inc.
1.020% due 06/03/2004	$100	$100
Barclays U.S. Funding Corp.
1.030% due 06/08/2004	100	100
Danske Corp.
1.020% due 06/04/2004	100	100
European Investment Bank
1.015% due 06/15/2004	100	99
Fannie Mae
1.050% due 04/05/2004	100	100
1.010% due 06/02/2004	100	100
Federal Home Loan Bank
1.065% due 04/21/2004	110	110
1.005% due 04/28/2004	200	200
Freddie Mac
1.050% due 04/01/2004	300	300
1.035% due 04/06/2004	200	200
1.000% due 04/13/2004	300	300
General Electric Capital Corp.
1.040% due 06/15/2004	100	100
HBOS Treasury Services PLC
1.040% due 06/03/2004	100	100
Royal Bank of Scotland PLC
1.020% due 05/05/2004	100	100
Toyota Motor Credit Co.
1.040% due 06/08/2004	100	100
UBS Finance, Inc.
1.030% due 06/10/2004	100	100
Westpac Capital Corp.
1.040% due 06/24/2004	100	99

		2,308

Repurchase Agreement 3.8%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $157. Repurchase proceeds are $152.)	152	152

U.S. Treasury Bills 6.1%
0.979% due 06/03/2004 - 06/24/2004 (c)(d)	245	244

Total Short-Term Instruments (Cost $2,704)		2,704

Total Investments 97.8% (Cost $3,886)		$3,913

Other Assets and Liabilities (Net) 2.2%		90

Net Assets 100.0%		$4,003

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $45 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

Euro-Bobl 5-Year Note Long Futures	06/2004	1	$2
Eurodollar December Long Futures	12/2005	2	3
United Kingdom 90-Day LIBOR Long Futures	12/2004	1	0
U.S. Treasury 10-Year Note Long Futures	06/2004	12	20

			$25

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation

Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	200	$2
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		100	1
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		100	1

	# of Contracts
Receive total return on iShares MSCI Japan Index fund multiplied by JY spot rate hedged back into U.S. Dollar and pay a floating rate based on 1-month LIBOR less 0.300%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004		$3,115	0
Receive total return on iShares MSCI Japan Index Fund multiplied by JY spot rate hedged back into U.S. Dollar and pay a floating rate based on 1-month LIBOR plus 0.400%.
Counterparty: Goldman Sachs & Co. Exp. 11/03/2004		24,782	0

			$4

Type	Fixed Spread (%)	Fixed Notional Amount	Unrealized Appreciation

Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.315	$100	$0
Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.318	100	0

			$0

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	131

Schedule of Investments (Cont.)

Japanese StocksPLUS TR Strategy Fund

March 31, 2004

(f)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	15	04/2004	$0	$0	$0
Sell	EC	19	04/2004	0	0	0
Sell	JY	9,337	04/2004	0	(5)	(5)
Buy		2,239	05/2004	1	0	1
Sell		33,562	05/2004	0	(15)	(15)

				$1	$(20)	$(19)

(g)	Principal amount denoted in indicated currency:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

132	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Bank One Corp.
8.000% due 04/29/2027	$5,000	$6,454	0.9%
Ford Motor Credit Co.
1.370% due 04/26/2004 (a)	6,000	5,999	0.9%
1.470% due 07/19/2004 (a)	2,000	1,999	0.3%
General Electric Capital Corp.
1.235% due 03/15/2005 (a)	7,500	7,515	1.0%
1.260% - 7.500% due 09/15/2004 - 08/21/2035 (f)	600	650	0.1%
International Bank For Reconstruction and Development
7.625% due 01/19/2023	27,296	36,228	5.0%
National Rural Utilities Cooperative Finance Corp.
5.250% due 07/15/2004	3,700	3,742	0.5%
U.S. Trade Funding Corp.
4.260% due 11/15/2014	9,214	9,507	1.3%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	4,400	4,397	0.6%
Other Banking & Finance (d)		6,045	0.8%

		82,536	11.4%

Industrials
Total Industrials (d)		3,001	0.4%

Total Corporate Bonds & Notes (Cost $83,027)		85,537	11.8%

MUNICIPAL BONDS & NOTES
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	3,910	4,044	0.6%
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	10,000	9,722	1.3%
Massachusetts State Water Pollution Abatement Revenue Bonds, Series 2002
5.000% due 08/01/2032	5,000	5,179	0.7%
Other Municipal Bonds & Notes (d)		24,704	3.4%

Total Municipal Bonds & Notes (Cost $42,696)		43,649	6.0%

U.S. GOVERNMENT AGENCIES
Aid-Israel
5.500% due 09/18/2023	9,100	9,653	1.3%
Fannie Mae
2.125% due 02/10/2006	7,000	7,023	1.0%
6.750% due 06/25/2032	4,475	4,709	0.7%
0.000% - 1197.968% due 05/01/2004 - 04/25/2032 (f)	20,055	21,157	2.9%
Federal Home Loan Bank
5.500% due 04/17/2006	12,000	12,887	1.8%
3.750% due 04/15/2008	25,000	25,027	3.4%
5.120% due 01/10/2013	6,500	6,660	0.9%
Federal Housing Administration
7.430% due 01/01/2024	3,271	3,321	0.5%
1.000% - 7.430% due 02/18/2018 - 06/01/2024 (f)	6,088	6,184	0.9%
Freddie Mac
5.200% due 03/05/2019	11,400	11,659	1.6%
6.250% due 09/15/2023	5,000	5,397	0.7%
5.500% due 09/15/2033	12,840	12,317	1.7%
1.590% - 19.100% due 05/01/2004 - 10/25/2043 (f)	13,030	13,032	1.8%
Government National Mortgage Association
3.500% due 05/20/2030 (a)	3,619	3,684	0.5%
5.000% due 08/20/2033	8,893	8,423	1.2%
3.500% due 10/20/2033 (a)	4,854	4,944	0.7%
4.375% - 7.000% due 02/20/2017 - 08/20/2033 (f)	12,557	13,119	1.8%
Overseas Private Investment Corp.
3.800% due 08/15/2007	9,130	9,246	1.3%
2.360% due 08/15/2007	2,188	2,199	0.3%
Small Business Administration
5.240% due 08/01/2023	7,871	8,243	1.1%
Tennessee Valley Authority
7.125% due 05/01/2030	10,000	12,702	1.8%
Other U.S. Government Agencies (d)		4,423	0.6%

Total U.S. Government Agencies (Cost $203,164)		206,009	28.5%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (b)
3.000% due 07/15/2012	5,829	6,637	0.9%
3.875% due 04/15/2029	11,264	15,544	2.2%
U.S. Treasury Bonds
6.000% due 02/15/2026	49,200	57,057	7.9%
5.500% due 08/15/2028	31,700	34,586	4.8%
5.250% due 11/15/2028	50,100	52,910	7.3%
U.S. Treasury Notes
1.750% due 12/31/2004	30,000	30,158	4.2%
4.250% due 11/15/2013	75,000	77,605	10.7%
U.S. Treasury Strips
0.000% due 05/15/2017	171,900	94,160	13.0%
0.000% due 11/15/2021	13,100	5,393	0.7%

Total U.S. Treasury Obligations (Cost $363,063)		374,050	51.7%

MORTGAGE-BACKED SECURITIES
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	5,140	4,859	0.7%
Countrywide Home Loans, Inc.
5.250% due 01/25/2034	9,619	9,887	1.4%
5.345% - 6.000% due 03/19/2032 - 02/25/2033 (f)	4,445	4,519	0.6%
GMAC Mortgage Corp. Loan Trust
1.290% due 10/25/2033 (a)	4,490	4,494	0.6%
Indymac MBS, Inc.
5.500% due 07/25/2033	6,833	6,960	1.0%
Sequoia Mortgage Trust
1.430% due 05/20/2032 (a)	3,162	3,150	0.4%
1.440% due 07/20/2033 (a)	4,737	4,712	0.6%
Structured Asset Securities Corp.
1.590% due 07/25/2032 (a)	5,000	5,025	0.7%
1.590% - 6.250% due 01/25/2032 - 07/25/2032 (f)	3,642	3,652	0.5%
Other Mortgage-Backed Securities (d)		24,342	3.4%

Total Mortgage-Backed Securities (Cost $64,018)		71,600	9.9%

ASSET-BACKED SECURITIES
Bear Stearns Asset-Backed Securities, Inc.
1.420% due 10/25/2032 (a)	1,264	1,266	0.2%
1.590% due 11/25/2042 (a)	9,449	9,466	1.3%
Countrywide Asset-Backed Certificates
1.350% due 05/25/2032 (a)	709	711	0.1%
1.210% due 09/25/2033 (a)	3,241	3,243	0.4%
Financial Asset Securities Corp. AAA Trust
1.220% due 09/25/2033 (a)	3,522	3,520	0.5%
Residential Asset Securities Corp.
1.360% due 04/25/2032 (a)	3,982	3,993	0.6%
Other Asset-Backed Securities (d)		16,629	2.3%

Total Asset-Backed Securities (Cost $41,333)		38,828	5.4%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	133

Summary Schedule of Investments (Cont.)

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.010% due 06/23/2004 - 07/01/2004 (f)	$26,100	$26,033	3.6%
Federal Home Loan Bank
1.010% due 04/01/2004	10,000	10,000	1.4%
Freddie Mac
1.010% due 07/15/2004	7,400	7,377	1.0%
Pfizer, Inc.
1.010% - 1.015% due 06/15/2004 - 06/17/2004 (f)	12,200	12,174	1.7%

		55,584	7.7%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $5,394. Repurchase proceeds are $5,286)	5,286	5,286	0.7%

U.S. Treasury Bills
1.010% due 06/03/2004-06/17/2004 (c)(e)(f)	9,720	9,699	1.4%

Total Short-Term Instruments (Cost $70,575)		70,569	9.8%

Total Investments (Cost $867,876)		$890,242	123.1%

Written Options (g) (Premiums $1,896)		(931)	(0.1)%

Other Assets and Liabilities (Net)		(166,272)	(23.0)%

Net Assets		$723,039	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities with an aggregate market value of $9,203 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar March Long Futures	03/2005	385	$330
Eurodollar December Short Futures	12/2004	151	(7)
U.S. Treasury 5-Year Note Long Futures	06/2004	1,212	1,319
U.S. Treasury 5-Year Note Short Futures	06/2004	15	2
U.S. Treasury 10-Year Note Long Futures	06/2004	911	1,434
U.S. Treasury 30-Year Bond Long Futures	06/2004	262	31
U.S. Treasury 30-Year Bond Long Futures	06/2004	462	1,130

			$4,239

(d)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(e)	Securities with an aggregate market value of $250 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Bond June Futures	$104.000	05/21/2004	58	$52	$8
Put - CBOT U.S. Treasury Note June Futures	106.000	05/21/2004	179	168	9
Put - CBOT U.S. Treasury Bond June Futures	108.000	05/21/2004	31	13	13
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	179	257	531
Call - CBOT U.S. Treasury Bond June Futures	119.000	05/21/2004	31	10	10
Call - CBOT U.S. Treasury Note September Futures	115.000	08/27/2004	116	146	230

				$646	$801

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Put - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	$20,000	$633	$65
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	20,000	617	65

						$1,250	$130

*	The Fund will pay a floating rate based on 3-month LIBOR.
(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	4.000	02/15/2014	$100,000	$101,344	$101,156

(i)	The aggregate value of fair valued securities is $429, which is 0.06% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

134	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	$54,400	$54,626	0.4%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	60,200	60,159	0.4%
Other Banking & Finance (b)		276,791	1.9%

		391,576	2.7%

Industrials
Waste Management, Inc.
6.500% due 05/15/2004	65,500	65,849	0.4%
Other Industrials (b)		161,737	1.1%

		227,586	1.5%

Utilities
France Telecom S.A.
8.200% due 03/01/2006	66,900	73,971	0.5%
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	90,000	90,052	0.6%
Other Utilities (b)		177,398	1.2%

		341,421	2.3%

Total Corporate Bonds & Notes (Cost $974,460)		960,583	6.5%

MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (b) (Cost $198,866)		198,938	1.4%

U.S. GOVERNMENT AGENCIES
Fannie Mae
6.000% due 07/01/2017	85,221	89,849	0.6%
5.500% due 09/01/2017	55,348	57,739	0.4%
5.000% due 10/01/2017	59,110	61,593	0.4%
5.500% due 10/01/2017	118,471	123,589	0.8%
5.500% due 11/01/2017	98,426	102,678	0.7%
5.000% due 01/01/2018	88,990	91,588	0.6%
5.000% due 02/01/2018	109,889	113,112	0.8%
5.500% due 03/01/2018	62,957	65,676	0.4%
5.000% due 05/01/2018	150,323	154,727	1.0%
5.000% due 06/01/2018	259,465	267,074	1.8%
5.000% due 07/01/2018	171,241	176,258	1.2%
5.000% due 08/01/2018	102,643	105,654	0.7%
5.000% due 09/01/2018	71,348	73,441	0.5%
5.000% due 04/25/2033	139,977	142,568	1.0%
0.950% - 16.000% due 06/01/2005 - 11/01/2039 (d)	690,828	718,838	5.0%
Freddie Mac
6.500% due 07/25/2043	114,301	122,659	0.8%
1.540% - 16.000% due 07/01/2004 - 04/15/2034 (d)	144,416	142,984	1.0%
Other U.S. Government Agencies (h)		108,931	0.7%

Total U.S. Government Agencies (Cost $2,668,558)		2,718,958	18.4%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007	100,396	110,675	0.7%
3.625% due 01/15/2008	319,280	361,460	2.4%
3.875% due 01/15/2009	407,714	473,761	3.3%
3.500% - 4.250% due 01/15/2 010 - 01/15/2011 (d)	28,388	33,411	0.2%
U.S. Treasury Note
1.875% - 7.875% due 05/31/2004 - 11/15/2004 (d)	1,194	1,214	0.0%

Total U.S. Treasury Obligations (Cost $940,884)		980,521	6.6%

MORTGAGE-BACKED SECURITIES
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	48,441	49,575	0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.948% due 01/25/2034 (a)	64,853	65,977	0.4%
5.467% due 03/25/2033 (a)	53,104	54,587	0.4%
4.238% - 6.037% due 11/25/2030 - 03/25/2033 (d)	68,396	69,422	0.5%
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	78,788	81,551	0.5%
Impac CMB Trust
1.340% due 01/25/2034 (a)	53,596	53,656	0.4%
MASTR Asset Securitization Trust
5.500% due 09/25/2033	56,927	57,268	0.4%
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (a)	54,827	54,653	0.4%
Other Mortgage-Backed Securities (b)		331,772	2.2%

Total Mortgage-Backed Securities (Cost $820,286)		818,461	5.5%

ASSET-BACKED SECURITIES
Total Asset-Backed Securities (b) (Cost $201,015)		202,296	1.4%

SOVEREIGN ISSUES
Republic of Brazil
2.000% due 04/15/2006 (a)	52,280	51,335	0.4%
Other Sovereign Issues (b)		43,691	0.3%

Total Sovereign Issues (Cost $92,683)		95,026	0.7%

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)
Republic of Germany
5.250% due 07/04/2010	EC 47,800	64,880	0.4%

Total Foreign Currency-Denominated Issues (Cost $63,957)		64,880	0.4%

PREFERRED SECURITY

	Shares
DG Funding Trust
3.413% due 12/29/2049 (b)	9,576	101,984	0.7%

Total Preferred Security (Cost $100,904)		101,984	0.7%

PREFERRED STOCK
Total Preferred Stock (a) (Cost $6,161)		4,465	0.0%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 04/15/2004 - 05/28/2004 (d)	$125,700	125,700	0.8%
Citibank New York N.A.
1.030% - 1.035% due 04/22/2004 - 04/30/2004 (d)	150,000	150,000	1.0%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	100,000	100,000	0.7%

		375,700	2.5%

Commercial Paper
CDC Commercial Corp.
1.040% due 05/18/2004	50,000	49,932	0.3%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	135

Summary Schedule of Investments (Cont.)

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Danske Corp.
1.030% due 05/11/2004	$50,000	$49,943	0.3%
Fannie Mae
1.010% - 1.020% due 05/05/2004 - 07/20/2004 (d)	1,777,600	1,773,493	12.1%
Federal Home Loan Bank
0.995% - 1.010% due 04/01/2004 - 05/26/2004 (d)	1,319,700	1,318,793	8.9%
Freddie Mac
1.000% - 1.040% due 04/20/2004 - 07/15/2004 (d)	667,400	666,684	4.5%
General Electric Capital Corp.
1.030% due 04/26/2004	50,000	49,964	0.3%
Nestle Capital Corp.
1.010% due 04/21/2004	50,000	49,972	0.3%
Pfizer, Inc.
1.010% due 06/01/2004 - 06/04/2004 (d)	86,500	86,343	0.6%
Rabobank USA Financial Corp.
1.025% - 1.060% due 04/01/2004 - 04/20/2004 (d)	444,100	444,073	3.0%
Royal Bank of Scotland PLC
1.025% due 05/06/2004	147,900	147,753	1.0%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	406,900	406,900	2.8%
UBS Finance, Inc.
1.010% - 1.070% due 04/05/2004 - 06/29/2004 (d)	446,900	446,629	3.0%
Other Commercial Paper (b)		46,253	0.3%

		5,536,732	37.4%

Belgium Treasury Bills
Kingdom of Belgium
0.010% due 07/15/2004	EC 141,800	173,727	1.2%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $12,547. Repurchase proceeds are $12,296.)	$12,296	12,296	0.1%

U.S. Treasury Bills
1.015% due 04/22/2004 - 06/17/2004 (c)(d)(f)	2,501,855	2,498,848	16.9%

Total Short-Term Instruments (Cost $8,598,427)		8,597,303	58.1%

Total Investments (Cost $14,666,201)		$14,743,415	99.7%

Written Options (h) (Premiums $4,378)		(4,815)	0.0%

Other Assets and Liabilities (Net)		55,543	0.3%

Net Assets		$14,794,143	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $47,570 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 97.500	09/2004	100	$31
Euribor Written Put Options Strike @ 97.000	12/2004	588	581
Euribor June Long Futures	06/2005	1,798	1,764
Euribor September Long Futures	09/2005	2,135	405
Euribor December Long Futures	12/2005	4,184	(88)
Eurodollar March Long Futures	03/2005	2,095	4,341
Eurodollar March Long Futures	03/2006	2,129	(534)
Eurodollar June Long Futures	06/2005	4,056	3,612
Eurodollar September Long Futures	09/2005	3,809	3,051
Eurodollar December Long Futures	12/2004	2,007	3,545
Eurodollar December Long Futures	12/2005	2,224	(479)
U.S. Treasury 2-Year Note Long Futures	06/2004	49	(11)
U.S. Treasury 30-Year Bond Short Futures	06/2004	2,000	1,389

			$17,607

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $1,497 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	95,800	$(3,011)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2008	EC	9,800	(10)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008		218,800	(476)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		297,500	(1,298)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		411,600	(1,874)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		500,000	(2,062)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		148,500	2,001
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$16,400	10
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004		30,000	36

136	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	$50,000	$58
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	7,150	15
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	5,000	1
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	4,500	54

		$(6,556)

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	4,221	$2,269	$4,287
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,221	2,109	528

				$4,378	$4,815

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	8,842	04/2004	$38	$0	$38
Buy		9,247	05/2004	13	0	13
Buy		10,200	06/2004	13	0	13
Buy	CP	459,048	04/2004	7	0	7
Buy		2,113,577	05/2004	0	(8)	(8)
Buy		2,060,468	06/2004	0	(26)	(26)
Buy	EC	19,481	04/2004	265	0	265
Sell		216,940	04/2004	1,369	0	1,369
Buy	H$	23,838	04/2004	1	0	1
Buy		24,188	05/2004	0	(1)	(1)
Buy		26,430	06/2004	0	0	0
Buy	IR	232,521	06/2004	197	0	197
Buy	JY	6,448,787	05/2004	3,657	0	3,657
Buy	KW	3,553,821	04/2004	31	0	31
Buy		3,621,828	05/2004	34	0	34
Buy		4,012,000	06/2004	75	0	75
Buy	MP	33,002	05/2004	0	(43)	(43)
Buy		38,117	06/2004	0	(24)	(24)
Buy	PN	10,667	05/2004	2	0	2
Buy		11,829	06/2004	6	0	6
Buy	RR	87,116	04/2004	0	(9)	(9)
Buy		88,672	05/2004	0	(6)	(6)
Buy		97,036	06/2004	0	(3)	(3)
Buy	S$	5,168	04/2004	23	0	23
Buy		5,258	05/2004	29	0	29
Buy		5,796	06/2004	61	0	61
Buy	SR	20,650	05/2004	167	0	167
Buy		23,319	06/2004	239	0	239
Buy	SV	101,238	05/2004	8	0	8
Buy		113,662	06/2004	49	0	49
Buy	T$	103,007	05/2004	21	0	21
Buy		112,914	06/2004	34	0	34

				$6,339	$(120)	$6,219

(j)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	137

Summary Schedule of Investments

Low Duration Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
CIT Group, Inc.
5.625% due 05/17/2004	$5,100	$5,127	0.7%
General Motors Corp.
8.950% due 07/02/2009	3,508	3,910	0.6%
Other Banking & Finance (f)		2,367	0.3%

		11,404	1.6%

Industrials
Altria Group, Inc.
7.650% due 07/01/2008	4,500	5,114	0.8%
Other Industrials (f)		102	0.0%

		5,216	0.8%

Total Corporate Bonds & Notes (Cost $16,173)		16,620	2.4%

MUNICIPAL BONDS & NOTES
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 1995
1.100% due 12/01/2025 (a)	3,500	3,500	0.5%
Kentucky Higher Education Student Loan Corporate Revenue Bonds, Series 1997
1.100% due 05/01/2027 (a)	7,000	7,000	1.0%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.099% due 07/01/2032 (a)	3,400	3,400	0.5%
Other Municipal Bonds & Notes (f)		3,400	0.5%

Total Municipal Bonds & Notes (Cost $17,300)		17,300	2.5%

U.S. GOVERNMENT AGENCIES
Fannie Mae
5.500% due 01/01/2009	2,348	2,408	0.3%
6.000% due 12/01/2016	1,629	1,717	0.2%
5.500% due 01/01/2017	3,940	4,111	0.6%
5.500% due 02/01/2017	6,498	6,779	1.0%
6.000% due 07/01/2017	2,829	2,982	0.4%
5.500% due 09/01/2017	4,573	4,771	0.7%
5.500% due 11/01/2017	7,028	7,332	1.0%
5.000% due 03/01/2018	1,793	1,846	0.3%
5.000% due 04/01/2018	2,203	2,268	0.3%
5.000% due 05/01/2018	3,184	3,278	0.5%
5.000% due 06/01/2018	6,921	7,124	1.0%
5.500% due 06/01/2018	3,884	4,051	0.6%
5.000% due 07/01/2018	11,764	12,110	1.7%
5.000% due 10/01/2018	3,928	4,043	0.6%
5.000% due 11/01/2018	7,996	8,231	1.2%
5.500% due 04/15/2034	43,400	44,471	6.2%
6.000% due 04/15/2034	12,000	12,491	1.8%
1.540% - 10.500% due 05/01/2012 - 12/25/2042 (b)	24,645	25,738	3.6%
Federal Housing Administration
7.200% due 05/01/2009	1,150	1,167	0.2%
7.430% due 07/01/2024	13,273	13,479	1.9%
Freddie Mac
5.000% due 11/01/2018	1,933	1,990	0.3%
6.500% due 07/25/2043	5,122	5,498	0.8%
3.590% - 12.900% due 06/01/2009 - 08/01/2032 (b)	2,369	2,486	0.4%
Government National Mortgage Association
1.590% - 9.000% due 07/20/2016 - 10/15/2030 (b)	$10,076	$10,430	1.5%

Total U.S. Government Agencies (Cost $187,906)		190,801	27.1%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	9,685	10,965	1.6%
3.875% due 01/15/2009	38,728	45,001	6.3%
4.250% due 01/15/2010	14,748	17,685	2.5%
3.000% due 07/15/2012	1,648	1,876	0.3%
3.375% - 3.500% due 01/15/2011 - 01/15/2012 (b)	1,800	2,101	0.3%
U.S. Treasury Note
4.000% due 02/15/2014	100	101	0.0%

Total U.S. Treasury Obligations (Cost $74,239)		77,729	11.0%

MORTGAGE-BACKED SECURITIES
Amortizing Residential Collateral Trust
1.410% due 07/25/2032 (a)	1,729	1,733	0.2%
Bear Stearns Adjustable Rate Mortgage Trust
5.455% due 03/25/2033 (a)	2,542	2,613	0.4%
4.947% due 01/25/2034 (a)	2,395	2,437	0.3%
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	3,275	3,389	0.5%
Criimi Mae Financial Corp.
7.000% due 01/01/2033	4,247	4,249	0.6%
CS First Boston Mortgage Securities Corp.
1.750% due 03/25/2032 (a)	2,235	2,209	0.3%
1.640% due 08/25/2033 (a)	2,591	2,559	0.4%
Structured Asset Mortgage Investments, Inc.
1.421% due 09/19/2032 (a)	3,037	3,027	0.4%
Washington Mutual Mortgage Securities Corp.
3.061% due 02/27/2034 (a)	2,300	2,330	0.3%
Other Mortgage-Backed Securities (f)		10,161	1.5%

Total Mortgage-Backed Securities (Cost $34,819)		34,707	4.9%

ASSET-BACKED SECURITIES
Total Asset-Backed Securities (f) (Cost $6,977)		6,989	1.0%

PREFERRED SECURITY

	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)	510	5,431	0.8%

Total Preferred Security (Cost $5,100)		5,431	0.8%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 05/28/2004	$14,200	14,200	2.0%
Citibank New York N.A.
1.035% due 04/30/2004	3,200	3,200	0.5%

		17,400	2.5%

Commercial Paper
European Investment Bank
1.015% due 04/13/2004	5,600	5,598	0.8%
Fannie Mae
0.990% - 1.075% due 04/01/2004 - 07/20/2004 (b)	117,300	117,087	16.6%

138	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

Federal Home Loan Bank
0.995% - 1.000% due 04/16/2004 - 05/28/2004 (b)	$44,100	$44,071	6.3%
Freddie Mac
1.000% - 1.035% due 04/06/2004 - 07/15/2004 (b)	109,724	109,607	15.6%
General Electric Capital Corp.
1.030% - 1.110% due 04/07/2004 - 04/26/2004 (b)	2,700	2,699	0.4%
Pfizer, Inc.
1.000% - 1.015% due 05/17/2004 - 06/17/2004 (b)	12,000	11,982	1.7%

		291,044	41.4%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $3,979. Repurchase proceeds are $3,900.)	3,900	3,900	0.5%

U.S. Treasury Bills
1.000% due 04/15/2004 - 06/17/2004 (b)(d)	96,265	96,123	13.7%

Total Short-Term Instruments (Cost $408,477)		408,467	58.1%

Total Investments (Cost $750,991)		$758,044	107.8%

Written Options (g) (Premiums $268)		(283)	(0.0)%

Other Assets and Liabilities (Net)		(54,820)	(7.8)%

Net Assets		$702,941	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $1,163 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar March Long Futures	03/2005	104	$199
Eurodollar March Long Futures	03/2006	2	(1)
Eurodollar June Long Futures	06/2005	93	185
Eurodollar September Long Futures	09/2005	93	185
Eurodollar December Long Futures	12/2004	111	188
Eurodollar December Long Futures	12/2005	6	0
U.S. Treasury 10-Year Note Long Futures	06/2004	113	190

			$946

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$1000	$1

		$1

(f)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(g)	Premiums received on written options:

Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures		$109.000		05/21/2004	187	$93	$23
Call - CBOT U.S. Treasury Note June Futures		116.000		05/21/2004	187	101	190

						$194	$213

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3.750	%**	08/02/2004	$5,000	$43	$63
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.250	%*	08/02/2004	5,000	31	7

						$74	$70

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	139

Summary Schedule of Investments

Low Duration Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Bank of America Corp.
1.360% due 08/26/2005 (a)	$600	$600	0.7%
Ford Motor Credit Co.
2.995% due 10/25/2004 (a)	1,000	1,006	1.1%
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	800	803	0.8%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	400	400	0.5%
Other Banking & Finance (f)		400	0.5%

		3,209	3.6%

Utilities
France Telecom S.A.
8.200% due 03/01/2006	300	332	0.4%
Pacific Gas & Electric Co.
8.330% due 10/31/2049 (a)	400	400	0.5%
Progress Energy, Inc.
6.050% due 04/15/2007	500	546	0.6%
Other Utilities (f)		206	0.2%

		1,484	1.7%

Total Corporate Bonds & Notes (Cost $4,626)		4,693	5.3%

MUNICIPAL BONDS & NOTES
Arizona Educational Loan Marketing Corp. Revenue Bonds, Series 2002
1.100% due 12/01/2037 (a)	500	500	0.6%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.110% due 09/01/2042	600	600	0.7%

Total Municipal Bonds & Notes (Cost $1,100)		1,100	1.3%

U.S. GOVERNMENT AGENCIES
Fannie Mae
5.500% due 01/01/2009	1,124	1,153	1.3%
6.000% due 03/01/2017	1,421	1,498	1.7%
5.500% due 04/01/2017	1,636	1,707	1.9%
5.000% due 12/01/2017	405	416	0.5%
5.000% due 06/01/2018	1,937	1,994	2.3%
5.000% due 07/01/2018	937	964	1.1%
5.000% due 11/01/2018	740	762	0.9%
3.701% due 08/01/2029 (a)	618	635	0.7%
5.500% due 04/15/2034	5,000	5,123	5.8%
2.644% - 6.500% due 02/01/2017 - 09/01/2040 (b)	2,845	2,959	3.4%
Freddie Mac
6.000% due 02/15/2030	1,594	1,628	1.9%
6.500% due 07/25/2043	629	675	0.8%
1.544% - 6.500% due 03/01/2016 - 08/01/2032 (b)	702	729	0.8%
Government National Mortgage Association
4.000% due 05/20/2030 (a)	388	394	0.4%
4.000% - 8.500% due 10/20/2026 - 02/20/2032 (b)	516	527	0.6%

Total U.S. Government Agencies (Cost $20,918)		21,164	24.1%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (c)	117	129	0.1%
3.625% due 01/15/2008	1,261	1,428	1.7%
3.875% due 01/15/2009	8,976	10,430	11.9%
3.000% due 07/15/2012	515	586	0.7%
U.S. Treasury Note
4.000% due 02/15/2014	100	101	0.1%

Total U.S. Treasury Obligations (Cost $12,275)		12,674	14.5%

MORTGAGE-BACKED SECURITIES
Bear Stearns Adjustable Rate Mortgage Trust
4.947% due 01/25/2034 (a)	368	375	0.4%
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	371	384	0.4%
CS First Boston Mortgage Securities Corp.
2.397% due 12/15/2011 (a)	500	499	0.6%
GMAC Commercial Mortgage Securities, Inc.
6.570% due 09/15/2033	473	510	0.6%
Washington Mutual Mortgage Securities Corp.
2.640% due 06/25/2042 (a)	683	692	0.8%
5.460% due 02/25/2033 (a)	533	546	0.6%
3.658% - 6.010% due 04/25/2031 - 01/25/2040 (b)	42	42	0.1%
Washington Mutual, Inc.
5.504% due 04/26/2032	126	128	0.1%
Other Mortgage-Backed Securities (f)		1,126	1.3%

Total Mortgage-Backed Securities (Cost $4,253)		4,302	4.9%

ASSET-BACKED SECURITIES
Residential Asset Securities Corp.
1.240% due 06/25/2023 (a)	860	860	1.0%
SLM Student Loan Trust
1.100% due 06/17/2030 (a)	900	901	1.0%
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)	765	761	0.9%
Other Asset-Backed Securities (f)		187	0.2%

Total Asset-Backed Securities (Cost $2,712)		2,709	3.1%

SOVEREIGN ISSUES
Republic of Brazil
2.062% due 04/15/2009 (a)	388	366	0.4%
Other Sovereign Issues (f)		464	0.5%

Total Sovereign Issues (Cost $811)		830	0.9%

FOREIGN CURRENCY-DENOMINATED ISSUES
Total Foreign Currency-Denominated Issues (f) (Cost $134)		136	0.2%

PREFERRED SECURITY

	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)	44	469	0.5%

Total Preferred Security (Cost $464)		469	0.5%

140	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Total Certificates of Deposit (f)	$300	$300	0.3%

Commercial Paper
Anz (Delaware), Inc.
1.030% - 1.035% due 05/17/2004 - 06/21/2004 (b)	3,100	3,094	3.5%
Barclays U.S. Funding Corp.
1.020% - 1.030% due 04/27/2004 - 06/08/2004 (b)	3,100	3,098	3.5%
Danske Corp.
1.025% due 05/12/2004 - 06/18/2004 (b)	2,900	2,896	3.3%
European Investment Bank
1.015% due 04/13/2004	900	900	1.0%
Fannie Mae
1.010% - 1.030% due 05/19/2004 - 07/01/2004 (b)	2,300	2,295	2.6%
General Electric Capital Corp.
1.030% - 1.040% due 04/26/2004 - 05/27/2004 (b)	3,100	3,096	3.6%
HBOS Treasury Services PLC
1.030% - 1.040% due 06/21/2004 - 06/30/2004 (b)	2,900	2,893	3.3%
Rabobank Netherland NV
1.025% due 04/20/2004	3,000	2,998	3.4%
Royal Bank of Scotland PLC
1.025% due 06/01/2004	2,500	2,496	2.9%
Shell Finance (UK) PLC
1.020% due 06/03/2004	1,600	1,597	1.8%
Toyota Motor Credit Corp.
1.040% due 06/08/2004 - 06/15/2004 (b)	1,700	1,697	2.0%
UBS Finance, Inc.
1.020% - 1.050% due 04/05/2004 - 06/03/2004 (b)	3,100	3,097	3.5%
Westpac Capital Corp.
1.030% due 07/08/2004	400	399	0.5%
Westpac Trust Securities NZ Ltd.
1.040% due 06/24/2004	800	798	0.9%

		31,354	35.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 5.250% due 01/15/2006 valued at $204. Repurchase proceeds are $195.)	195	195	0.2%

U.S. Treasury Bills
1.019% due 04/22/2004 - 06/17/2004 (b)(c)	12,350	12,329	14.1%

Total Short-Term Instruments (Cost $44,179)		44,178	50.4%

Total Investments (Cost $91,472)		$92,255	105.2%

Written Options (g) (Premiums $65)		(66)	(0.1)%

Other Assets and Liabilities (Net)		(4,534)	(5.1)%

Net Assets		$87,655	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $279 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

Euribor Written Put Options Strike @ 97.500	09/2004	4	$1
Euribor Written Put Options Strike @ 97.000	12/2004	2	2
Euribor June Long Futures	06/2005	19	38
Euribor September Long Futures	09/2005	21	32
Euribor December Long Futures	12/2005	38	29
Euro-Bobl 5-Year Note Long Futures	06/2004	2	3
Eurodollar March Long Futures	03/2005	2	3
Eurodollar June Long Futures	06/2005	2	3
Eurodollar September Long Futures	09/2005	1	0
Eurodollar December Long Futures	12/2004	2	5
Eurodollar December Long Futures	12/2005	1	0
U.S. Treasury 5-Year Note Long Futures	06/2004	12	14
U.S. Treasury 10-Year Note Long Futures	06/2004	3	6

			$136

(d)	Principal amount of security is adjusted for inflation.
(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	700	$(22)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2008	EC	100	0
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		2,700	(12)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		1,100	15
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$100	0
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		30	0
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005		20	0

			$(19)

(f)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	141

Summary Schedule of Investments (Cont.)

Low Duration Fund III

March 31, 2004

(g)	Premiums received on written options:

Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures		$109.000		05/21/2004	30	$15	$4
Call - CBOT U.S. Treasury Note June Futures		116.000		05/21/2004	30	16	30

						$31	$34

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call -OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3.750	%**	08/02/2004	$2,300	$20	$29
Put -OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.250	%*	08/02/2004	2,300	14	3

						$34	$32

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	62	05/2004	$0	$0	$0
Buy		150	06/2004	0	0	0
Buy	CP	12,182	05/2004	0	0	0
Buy		30,301	06/2004	0	0	0
Buy	EC	1	04/2004	0	0	0
Sell		312	04/2004	2	0	2
Buy	H$	161	05/2004	0	0	0
Buy		389	06/2004	0	0	0
Buy	IR	1,447	06/2004	1	0	1
Buy	JY	56,650	05/2004	32	0	32
Buy	KW	24,105	05/2004	0	0	0
Buy		59,000	06/2004	1	0	1
Buy	MP	561	06/2004	0	0	0
Buy	PN	71	05/2004	0	0	0
Buy		70	06/2004	0	0	0
Buy	RR	590	05/2004	0	0	0
Buy		1,427	06/2004	0	0	0
Buy	S$	35	05/2004	0	0	0
Buy		85	06/2004	1	0	1
Buy	SR	137	05/2004	1	0	1
Buy		137	06/2004	2	0	2
Buy	SV	672	05/2004	0	0	0
Buy		669	06/2004	0	0	0
Buy	T$	686	05/2004	0	0	0
Buy		1,660	06/2004	1	0	1

				$41	0	$41

(i)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

142	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
General Motors Acceptance Corp.
3.020% due 05/19/2005 (a)		$10,000	$10,136	0.7%
Other Banking & Finance (b)			10,115	0.6%

			20,251	1.3%

Industrials
Tennessee Gas Pipeline Co.
7.000% due 03/15/2027		7,800	8,073	0.5%
Other Industrials (b)			7,474	0.5%

Total Industrials			15,547	1.0%

Utilities
Total Utilities (b)			3,209	0.2%

Total Corporate Bonds & Notes (Cost $38,322)			39,007	2.5%

MUNICIPAL BONDS & NOTES
Jefferson County, Alabama Sewer Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 02/01/2038		5,210	5,886	0.4%
5.000% due 02/01/2042		8,820	9,965	0.6%
State of North Carolina General Obligation Bonds, Series 2004
5.000% due 03/01/2012		7,400	8,379	0.5%
State of Washington General Obligation Bonds, Series 2004
5.000% due 01/01/2027		7,700	8,006	0.5%
State of Wisconsin General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2011		4,770	5,367	0.3%
Utah State Board of Regents Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.100% due 05/01/2041		8,850	8,850	0.6%
Other Municipal Bonds & Notes (b)			7,934	0.5%

Total Municipal Bonds & Notes (Cost $54,166)			54,387	3.4%

U.S. GOVERNMENT AGENCIES
Fannie Mae
2.779% due 08/01/2008 (a)		11,126	11,203	0.7%
5.500% due 12/01/2016		19,663	20,514	1.3%
5.500% due 01/01/2017		18,869	19,686	1.2%
6.000% due 01/01/2017		5,721	6,031	0.4%
5.500% due 02/01/2017		12,414	12,950	0.8%
6.000% due 02/01/2017		7,600	8,012	0.5%
5.500% due 09/01/2017		22,319	23,283	1.5%
5.500% due 10/01/2017		17,257	18,003	1.1%
5.500% due 11/01/2017		20,175	21,046	1.3%
5.500% due 12/01/2017		8,166	8,519	0.5%
5.500% due 02/01/2018		13,089	13,653	0.9%
5.000% due 06/01/2018		36,875	37,957	2.4%
5.000% due 07/01/2018		17,855	18,379	1.2%
5.000% due 12/01/2018		8,774	9,032	0.6%
5.500% due 04/15/2034		18,200	18,649	1.2%
6.000% due 04/15/2034		40,000	41,638	2.6%
4.763% - 12.000% due 05/01/2005 - 01/01/2033 (e)		54,142	56,459	3.6%
Federal Home Loan Bank
3.375% - 6.530% due 06/09/2004 - 06/09/2009 (e)		2,675	2,723	0.2%
Freddie Mac
5.000% due 04/15/2016		29,436	30,253	1.9%
4.500% - 8.500% due 05/15/2004 - 04/01/2033 (e)		18,450	19,057	1.2%
Small Business Administration
7.449% due 08/01/2010		8,562	9,611	0.6%
6.640% due 02/01/2011		11,954	13,100	0.8%
6.090% due 07/01/2011		253	271	0.0%
Other U.S. Government Agencies (b)			21,892	1.4%

Total U.S. Government Agencies (Cost $434,298)			441,921	27.9%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (d)
3.625% due 01/15/2008		30,832	34,906	2.2%
3.875% due 01/15/2009		122,845	142,745	9.0%
3.000% due 07/15/2012		24,820	28,259	1.8%
3.375% - 3.500% due 01/15/2007 - 01/15/2012 (c)(e)		5,185	5,913	0.4%
U.S. Treasury Note
4.000% due 02/15/2014		900	912	0.0%

Total U.S. Treasury Obligations (Cost $202,638)			212,735	13.4%

MORTGAGE-BACKED SECURITIES
Total Mortgage-Backed Securities (b) (Cost $17,822)			17,786	1.1%

ASSET-BACKED SECURITIES
Provident Bank Home Equity Loan Trust
1.360% due 08/25/2031 (a)		5,459	5,469	0.3%
Other Asset-Backed Securities (b)			7,060	0.5%

Total Asset-Backed Securities (Cost $12,437)			12,529	0.8%

SOVEREIGN ISSUES
Republic of Peru
9.125% due 01/15/2008		12,000	14,010	0.9%
9.125% due 02/21/2012		5,000	5,688	0.3%
United Mexican States
8.000% due 09/24/2022		13,300	15,395	1.0%
6.375% due 01/16/2013		40	43	0.0%
United Mexican States Value Recovery Rights
0.000% due 06/30/2004 - 06/30/2007 (e)		88,000	1,100	0.1%
Other Sovereign Issues (b)			15,282	1.0%

Total Sovereign Issues (Cost $45,539)			51,518	3.3%

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)
Banque Centrale De Tunisie
7.500% due 08/06/2009	EC	6,000	8,490	0.5%
Other Foreign Currency-Denominated Issues (b)			675	0.1%

Total Foreign Currency-Denominated Issues (Cost $6,618)			9,165	0.6%

PREFERRED SECURITY
Total Preferred Security (b) (Cost $4,100)			4,366	0.3%

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Citibank New York N.A.
1.040% due 06/04/2004		$30,900	$30,843	1.9%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	143

Summary Schedule of Investments (Cont.)

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Commercial Paper
Anz (Delaware), Inc.
1.020% - 1.025% due 04/08/2004 – 06/10/2004 (e)	$21,500	$21,486	1.4%
Barclays U.S. Funding Corp.
1.060% due 04/06/2004	19,500	19,497	1.2%
CBA (de) Finance
1.030% due 04/13/2004	6,900	6,898	0.4%
Danske Corp.
1.025% - 1.030% due 04/14/2004 - 05/19/2004 (e)	34,700	34,665	2.2%
European Investment Bank
1.015% - 1.020% due 04/15/2004 - 06/15/2004 (e)	32,600	32,567	2.1%
Fannie Mae
1.000% - 1.020% due 05/05/2004 - 07/01/2004 (e)	139,933	139,686	8.8%
Federal Home Loan Bank
1.005% - 1.020% due 04/01/2004 - 04/28/2004 (e)	58,300	58,272	3.7%
Freddie Mac
1.000% - 1.025% due 04/13/2004 - 07/15/2004 (e)	176,400	176,202	11.1%
General Electric Capital Corp.
1.030% - 1.090% due 04/13/2004 - 05/11/2004 (e)	35,200	35,176	2.2%
HBOS Treasury Services PLC
1.030% due 06/16/2004 - 06/24/2004 (e)	15,300	15,265	1.0%
UBS Finance, Inc.
1.020% - 1.070% due 04/05/2004 - 06/24/2004 (e)	47,200	47,136	3.0%
Westpac Capital Corp.
1.020% - 1.060% due 06/04/2004 - 06/07/2004 (e)	17,500	17,466	1.1%
Westpac Trust Securities NZ Ltd.
1.030% due 05/05/2004	12,000	11,988	0.8%
Other Commercial Paper (b)		8,210	0.5%

		624,514	39.5%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/2007 valued at $5,335. Repurchase proceeds are $5,230.)	5,230	5,230	0.3%

U.S. Treasury Bills
0.945% due 04/15/2004 - 06/17/2004 (c)(e)	134,955	134,860	8.5%

Total Short-Term Instruments (Cost $795,526)		795,447	50.2%

Total Investments (Cost $1,611,466)		$1,638,861	103.5%

Written Options (g) (Premiums $219)		(241)	(0.0)%

Other Assets and Liabilities (Net)		(55,027)	(3.5)%

Net Assets		$1,583,593	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $10,260 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 97.500	09/2004	57	$16
Euribor June Long Futures	06/2005	211	549
Euribor September Long Futures	09/2005	238	526
Euribor December Long Futures	12/2005	390	503
Euro-Bobl 5-Year Note Long Futures	06/2004	1,767	2,559
Euro-Bund 10-Year Note Long Futures	06/2004	82	145
Eurodollar March Long Futures	03/2005	20	26
Eurodollar March Long Futures	03/2006	2	(1)
Eurodollar March Long Futures	03/2008	27	39
Eurodollar June Long Futures	06/2005	16	14
Eurodollar June Long Futures	06/2008	27	37
Eurodollar September Long Futures	09/2005	42	70
Eurodollar September Long Futures	09/2008	27	35
Eurodollar December Long Futures	12/2004	26	45
Eurodollar December Long Futures	12/2005	51	92
Eurodollar December Long Futures	12/2008	27	34
U.S. Treasury 5-Year Note Long Futures	06/2004	1,907	1,550
U.S. Treasury 10-Year Note Long Futures	06/2004	1,930	3,680

			$9,919

(d)	Principal amount of security is adjusted for inflation.
(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	BP	1,300	$(21)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	EC	2,400	38
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$1,800	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		700	1
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004		1,700	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		900	0
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005		5,000	1

144	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	$400	$5
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	$12,000	$151

		$176

(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	135	$105	$9
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	20	2	3
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	135	96	209
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	20	16	20

				$219	$241

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bonds	6.250	08/15/2023	$4,000	$5,388	$4,000
U.S. Treasury Bonds	6.250	05/15/2030	200	242	245

				$5,630	$4,245

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	469	04/2004	$2	$0	$2
Buy		980	05/2004	1	0	1
Buy		1,200	06/2004	2	0	2
Buy	CP	48,743	04/2004	1	0	1
Buy		225,367	05/2004	0	(1)	(1)
Buy		242,408	06/2004	0	(3)	(3)
Sell	EC	13,484	04/2004	101	0	101
Buy	H$	2,515	04/2004	0	0	0
Buy		2,565	05/2004	0	0	0
Buy		3,109	06/2004	0	0	0
Buy	IR	26,454	06/2004	22	0	22
Buy	JY	191,448	05/2004	108	0	108
Buy	KW	375,003	04/2004	3	0	3
Buy		384,052	05/2004	4	0	4
Buy		472,000	06/2004	9	0	9
Buy	MP	1,742	05/2004	0	(2)	(2)
Buy		4,484	06/2004	0	(3)	(3)
Buy	PN	1,126	05/2004	0	0	0
Buy		1,392	06/2004	1	0	1
Buy	RR	9,193	04/2004	0	(1)	(1)
Buy		9,403	05/2004	0	(1)	(1)
Buy		11,416	06/2004	0	0	0
Buy	S$	545	04/2004	2	0	2
Buy		558	05/2004	3	0	3
Buy		682	06/2004	7	0	7
Buy	SR	2,179	05/2004	18	0	18
Buy		2,743	06/2004	28	0	28
Buy	SV	10,685	05/2004	1	0	1
Buy		13,372	06/2004	6	0	6
Buy	T$	10,923	05/2004	2	0	2
Buy		13,284	06/2004	4	0	4

				$325	$(11)	$314

(j)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	145

Summary Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

MUNICIPAL BONDS & NOTES

Alabama
Total Alabama (a)		$2,344	0.6%

Alaska
Total Alaska (a)		548	0.1%

Arizona
Maricopa County, Arizona Peoria Unified School District No. 11 General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2011	$3,000	3,384	0.9%
Other Arizona (a)		1,701	0.5%

		5,085	1.4%

California
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, Series 2003
5.200% due 11/15/2022	2,565	2,626	0.7%
Other California (a)		9,961	2.8%

		12,587	3.5%

Colorado
Total Colorado (a)		3,395	0.9%

Connecticut
Connecticut State General Obligation Bonds, Series 2001
9.577% due 12/15/2012 (b)	5,000	6,667	1.8%
University of Connecticut General Obligation Bonds, (MBIA Insured), Series 2004
8.770% due 01/15/2011 (b)	2,500	3,125	0.9%
Other Connecticut (a)		2,468	0.7%

		12,260	3.4%

Florida
Florida State General Obligation Bonds, Series 2004
8.700% due 07/01/2011 (b)	3,103	3,900	1.1%
Hillsborough County, Florida Utilities Revenue Bonds, (FGIC Insured) Series 2003
5.000% due 08/01/2011	2,500	2,825	0.8%
Orange County, Florida Health Facilities Authority Revenue Bonds, Series 2002
5.625% due 11/15/2032	5,000	5,281	1.4%
Other Florida (a)		3,366	0.9%

		15,372	4.2%

Georgia
Georgia State General Obligation Bonds, Series 2002
5.000% due 05/01/2021	5,000	5,338	1.4%
Other Georgia (a)		1,671	0.5%

		7,009	1.9%

Hawaii
Total Hawaii (a)		1,785	0.5%

Illinois
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2021	3,000	3,164	0.9%
Illinois State General Obligation Bonds, (FSA Insured), Series 2001
5.250% due 10/01/2011	2,465	2,824	0.8%
Illinois State Sales Tax Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/15/2011	3,000	3,361	0.9%
Lake Cook, Dane & McHenry Counties, Illinois Community Unit School District General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 12/01/2011	2,760	3,111	0.9%
Lake County, Illinois Community High School District No. 127 Grayslake General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	3,063	0.8%
9.000% due 02/01/2009 - 02/01/2012 (c)	2,405	3,236	0.9%
Other Illinois (a)		19,471	5.3%

		38,230	10.5%

Indiana
East Washington, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.375% due 07/15/2028	2,560	2,739	0.8%
Pike, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 01/15/2011	7,245	8,094	2.2%
Other Indiana (a)		8,527	2.3%

		19,360	5.3%

Kentucky
Kentucky Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	3,000	3,402	1.0%
Other Kentucky (a)		2,310	0.6%

		5,712	1.6%

Louisiana
Louisiana State General Obligation Bonds, (FGIC Insured), Series 2002
8.690% due 04/01/2019 (b)	2,850	3,295	0.9%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,000	908	0.2%
9.220% due 05/15/2039 (b)	3,500	2,906	0.8%
Other Louisiana (a)		276	0.1%

		7,385	2.0%

Maryland
Total Maryland (a)		2,022	0.6%

Massachusetts
Total Massachusetts (a)		2,542	0.7%

Michigan
Lake Fenton, Michigan Community Schools General Obligation Bonds, (SBLF Insured), Series 2002
5.000% due 05/01/2022	2,720	2,868	0.8%
Michigan State Environmental Protection General Obligation Bonds, Series 1992
6.250% due 11/01/2012	3,100	3,703	1.0%
Other Michigan (a)		3,133	0.9%

		9,704	2.7%

Minnesota
Total Minnesota (a)		1,732	0.5%

Mississippi
Total Mississippi (a)		2,387	0.7%

Missouri
Total Missouri (a)		4,636	1.3%

146	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

New Hampshire
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 07/01/2016	$2,980	3,288	0.9%

New Jersey
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	5,000	5,147	1.4%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2031	10,000	12,478	3.4%
0.000% - 6.800% due 01/01/2012 - 04/01/2031 (b)(c)	6,460	6,732	1.8%
New Jersey Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,206	0.9%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2004
8.720% due 06/15/2010 (b)	2,500	3,088	0.8%
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	3,500	3,501	1.0%
Other New Jersey (a)		1,729	0.5%

		35,881	9.8%

New Mexico
Total New Mexico (a)		312	0.1%

New York
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	5,275	5,916	1.6%
New York State Dormitory Authority Revenue Bonds, Series 2002-B
6.000% due 11/15/2029 (b)	3,800	4,433	1.2%
New York State General Obligation Bonds, Series 2002
5.750% due 08/01/2014	2,500	2,833	0.8%
New York State Thruway Service Contract Authority Revenue Bonds, Series 2001
5.000% due 04/01/2010	2,605	2,901	0.8%
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	3,000	3,350	0.9%
New York Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2013	4,000	4,275	1.2%
TSASC, Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	3,550	3,625	1.0%
Other New York (a)		3,735	1.0%

		31,068	8.5%

North Carolina
North Carolina Eastern Municipal Power Agency Revenue Bonds, Series 2003
5.500% due 01/01/2012	4,000	4,424	1.2%
Other North Carolina (a)		1,458	0.4%

		5,882	1.6%

Ohio
Ohio State General Obligation Bonds, Series 2004-A
5.000% due 06/15/2011	7,820	8,795	2.4%
5.000% due 06/15/2012	1,935	2,172	0.6%
Ohio State Highway Improvement General Obligation Bonds, Series 2004-H
5.000% due 05/01/2011	5,000	5,640	1.5%
Other Ohio (a)		3,129	0.9%

		19,736	5.4%

Oklahoma
Total Oklahoma (a)		1,029	0.3%

Oregon
Total Oregon (a)		1,131	0.3%

Pennsylvania
Total Pennsylvania (a)		1,994	0.5%

Puerto Rico
Total Puerto Rico (a)		1,056	0.3%

Rhode Island
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	2,300	2,147	0.6%
6.250% due 06/01/2042	6,025	5,613	1.5%

		7,760	2.1%

South Carolina
Total South Carolina (a)		3,546	1.0%

South Dakota
Total South Dakota (a)		47	0.0%

Tennessee
Memphis, Tennessee Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (b)	7,050	8,866	2.4%
Other Tennessee (a)		4,979	1.4%

		13,845	3.8%

Texas
Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.650% due 02/15/2035	2,765	3,029	0.8%
Houston, Texas Water Conveyance System Contract Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.250% due 12/15/2012	5,000	6,069	1.7%
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 01/01/2028	3,000	3,113	0.9%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	147

Summary Schedule of Investments (Cont.)

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

North Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2016	$2,905	$3,297	0.9%
5.500% due 08/15/2017	1,000	1,125	0.3%
Texas State Affordable Mulit-Family Housing Revenue Bonds, (MBIA Insured), Series 2002
4.850% due 09/01/2012	3,335	3,593	1.0%
Other Texas (a)		25,201	6.9%

		45,427	12.5%

Utah
Total Utah (a)		1,132	0.3%

Virgin Islands
Total Virgin Islands (a)		1,593	0.4%

Virginia
Total Virginia (a)		3,873	1.1%

Washington
Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2011	5,435	4,123	1.1%
Washington Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.625% due 06/01/2032	5,000	4,860	1.3%
University of Washington Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 12/01/2023	2,595	2,775	0.8%
Other Washington (a)		1,389	0.4%

		13,147	3.6%

West Virginia
Berkeley, Brooke & Fayette Counties, West Virginia Single Family Mortgage Revenue Bonds, Series 1983
0.000% due 12/01/2014	4,115	2,656	0.7%

Wisconsin
Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2004
8.700% due 05/01/2010 (b)	2,500	3,117	0.9%
5.000% due 05/01/2012	2,000	2,247	0.6%
Wisconsin State General Obligation Bonds, Series 2001
5.250% due 05/01/2020	3,000	3,280	0.9%
Other Wisconsin (a)		9,142	2.5%

		17,786	4.9%

Total Municipal Bonds & Notes (Cost $348,952)		366,284	100.5%

SHORT-TERM INSTRUMENTS

U.S. Treasury Bills
1.001% due 06/03/2004 - 06/17/2004 (c)(d)	5,550	5,538	1.5%

Total Short-Term Instruments (Cost $5,539)		5,538	1.5%

Total Investments (Cost $354,491)		$371,822	102.0%

Written Options (e)		(1,297)	(0.4%)
(Premiums $767)

Other Assets and Liabilities (Net)		(5,923)	(1.6%)

Net Assets		$364,602	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(b)	Variable rate security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $5,540 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

10-Year Municipal Notes Index June Long Futures	06/2004	25	$(41)
U.S. Treasury 30-Year Bond Short Futures	06/2004	539	(1,457)

			$(1,498)

(e) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bill June Futures	114.000	05/21/2004	444	$508	$846
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	444	259	451

				$767	$1,297

148	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

New York Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 97.7%

New York 91.4%
Amherst, New York General Obligation Bonds, (FGIC Insured), Series 1999-A
5.500% due 12/01/2008	$150	$169
Buffalo, New York Municipal Water Finance Authority Water Systems Revenue Bonds, (FSA Insured), Series 2002
5.000% due 07/01/2027	500	520
Long Island Power Authority Revenue Bonds, Series 2003
5.000% due 06/01/2008	250	273
Metropolitan Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 11/15/2032	200	208
Monroe County, New York General Obligation Bonds, (MBIA-IBC Insured), Series 1996
5.125% due 03/01/2010	1,000	1,129
Nassau County Interim Finance Authority Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 11/15/2010	1,000	1,127
New York City, New York General Obligation Bonds, (AMBAC Insured), Series 1990
5.750% due 08/01/2011	250	293
New York City, New York General Obligation Bonds, Series 2002
5.250% due 08/01/2007	400	438
New York City, New York Individual Development Agency Civic Facilities Revenue Bonds, Series 2002
6.450% due 07/01/2032	250	257
New York City, New York Individual Development Agency Special Facilities Revenue Bonds, Series 1998
5.250% due 12/01/2032	150	112
New York City, New York Individual Development Revenue Bonds, Series 1997
5.650% due 10/01/2028	150	139
New York City, New York Industrial Development Agency Pipeline Airport Facilities Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	247
New York City, New York Municipal Water & Sewer Systems Finance Authority Revenue Bonds, (FGIC Insured), Series 1994
1.100% due 06/15/2024 (a)	550	550
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2000
5.500% due 11/01/2029	500	585
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.000% due 08/01/2024	525	547
5.250% due 11/01/2011	600	686
5.250% due 02/01/2029	500	561
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2003
5.000% due 08/01/2010	395	444
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 07/01/2008	150	165
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2011	455	510
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2000
8.190% due 08/15/2022 (a)	250	260
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 10/01/2012	500	563
5.000% due 10/01/2030	750	779
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2003
1.030% due 02/15/2031 (a)	500	500
5.000% due 07/01/2011	250	282
New York State Dormitory Authority Revenue Bonds, Series 1990
1.120% due 07/01/2025 (a)	450	450
New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	155
New York State Dormitory Authority Revenue Bonds, Series 2001
5.500% due 07/01/2030	200	210
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	467
New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series 2002
5.000% due 06/15/2012	500	563
5.000% due 06/15/2014	400	443
New York State General Obligation Bonds, Series 1997-D
5.250% due 08/01/2021	100	104
New York State Local Government Assistance Corp. Revenue Bonds, (MBIA Insured), Series 1997-B
5.125% due 04/01/2013	150	164
New York State Local Government Assistance Corp. Revenue Bonds, Series 1993
6.000% due 04/01/2014	320	379
New York State Power Authority Revenue & General Purpose Bonds, Series 1972-E
5.500% due 01/01/2010	90	99
New York State Thruway Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 04/01/2011	500	569
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	500	558
New York State Urban Development Corp. Revenue Bonds, Series 2003
5.000% due 03/15/2011	495	552
Sachem Central School District of Holbrook, New York General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 06/15/2028	500	522
Schenectady, New York Industrial Development Agency Civic facilities Revenue Bonds, Series 2001
5.500% due 07/01/2016	500	571
Spencerport, New York Central School District General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 06/15/2019	250	267
Triborough, New York Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC Insured), Series 2002
5.000% due 11/15/2010	500	565
Troy, New York Industrial Development Agency Civic Facilities Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	567
TSASC, Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	300	306
TSASC, Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	750	733

		19,588

Puerto Rico 4.4%
Children’s Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
6.000% due 07/01/2026	100	119
Puerto Rico Commonwealth General Obligation Bonds, Series 1998
5.750% due 07/01/2012	500	593
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	200	235

		947

Texas 0.6%
Waco, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
5.000% due 08/15/2021	120	127

Virgin Islands 1.3%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	265

Total Municipal Bonds & Notes (Cost $20,300)		20,927

SHORT-TERM INSTRUMENTS 1.5%

Repurchase Agreement 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Fannie Mae 5.500% due 02/15/2006 valued at $43. Repurchase proceeds are $39.)	39	39

U.S. Treasury Bills 1.3%
1.010% due 06/03/2004-06/17/2004 (b)(c)	285	284

Total Short-Term Instruments (Cost $323)		323

Total Investments 99.2% (Cost $20,623)		$21,250

Written Options (d) (0.4%) (Premiums $47)		(79)

Other Assets and Liabilities (Net) 1.2%		257

Net Assets 100.0%		$21,428

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	149

Schedule of Investments (Cont.)

New York Municipal Bond Fund

March 31, 2004

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $284 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year Bond Long Futures	06/2004	2	$(3)

(d)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury
Bill June Futures	$114.000	05/21/2004	27	$31	$52
Call - CBOT U.S. Treasury
Bill June Futures	116.000	05/21/2004	27	16	27

				$47	$79

150	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

Real Return Asset Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)

CORPORATE BONDS & NOTES 4.0%

Banking & Finance 3.3%
Atlas Reinsurance PLC
7.900% due 04/07/2005 (a)		$250	$253
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		900	898
Ford Motor Credit Co.
2.995% due 10/25/2004 (a)		1,600	1,610
1.560% due 07/18/2005 (a)		500	497
General Motors Acceptance Corp.
1.820% due 05/17/2004 (a)		900	901
Pemex Project Funding Master Trust
8.625% due 02/01/2022		100	116
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)		1,750	1,785
Residential Reinsurance Ltd.
6.070% due 06/08/2006 (a)		500	511
Travelers Property Casualty Corp.
3.750% due 03/15/2008		100	102
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		1,700	1,699
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		700	703

			9,075

Industrials 0.3%
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005		100	107
Petroleos Mexicanos
9.500% due 09/15/2027		500	625

			732

Utilities 0.4%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008		100	114
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		1,100	1,105

			1,219

Total Corporate Bonds & Notes (Cost $10,874)			11,026

U.S. TREASURY OBLIGATIONS 109.5%
Treasury Inflation Protected Securities (b)
3.625% due 01/15/2008		13,754	15,571
3.875% due 01/15/2009		4,516	5,248
4.250% due 01/15/2010		1,376	1,650
3.500% due 01/15/2011		18,158	21,182
3.000% due 07/15/2012		9,305	10,595
2.000% due 01/15/2014		3,018	3,168
3.625% due 04/15/2028		66,402	87,521
3.875% due 04/15/2029		110,322	152,244
3.375% due 04/15/2032		5,216	6,920

Total U.S. Treasury Obligations (Cost $292,203)			304,099

ASSET-BACKED SECURITIES 0.8%
Redwood Capital Ltd.
3.462% due 01/01/2006 (a)		1,100	1,105
5.012% due 01/01/2006 (a)		1,100	1,107

Total Asset-Backed Securities (Cost $2,200)			2,212

SOVEREIGN ISSUES 0.6%
Republic of Brazil
2.000% due 04/15/2006 (a)		80	78
2.062% due 04/15/2009 (a)		129	122
8.000% due 04/15/2014		1,108	1,088
11.000% due 08/17/2040		200	215
United Mexican States
6.375% due 01/16/2013		200	217

Total Sovereign Issues (Cost $1,637)			1,720

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h) 3.4%
Caisse D’amort Dette Soc
3.800% due 07/25/2006 (b)	EC	5,358	7,054
Pylon Ltd.
3.645% due 12/18/2008 (a)		700	870
5.953% due 12/22/2008 (a)		1,200	1,515

Total Foreign Currency-Denominated Issues (Cost $9,255)			9,439

SHORT-TERM INSTRUMENTS 21.1%

Commercial Paper 20.7%
Alcon Capital Corp.
1.020% due 05/25/2004		400	399
Anz (Delaware), Inc.
1.025% due 05/25/2004		2,400	2,396
1.035% due 06/21/2004		5,400	5,387
CBA (de) Finance
1.025% due 06/11/2004		600	599
Danske Corp.
1.030% due 05/17/2004		6,800	6,791
1.025% due 06/18/2004		1,600	1,596
Fannie Mae
1.015% due 05/28/2004		6,000	5,990
1.050% due 06/15/2004		3,200	3,193
1.000% due 06/23/2004		200	200
1.030% due 07/01/2004		2,500	2,494
Freddie Mac
1.015% due 05/20/2004		1,900	1,897
General Electric Capital Corp.
1.050% due 05/18/2004		6,000	5,992
HBOS Treasury Services PLC
1.040% due 05/17/2004		6,000	5,992
1.030% due 06/21/2004		400	399
1.030% due 06/29/2004		2,000	1,995
Pfizer, Inc.
1.015% due 06/03/2004		5,800	5,790
Westpac Trust Securities NZ Ltd.
1.040% due 05/20/2004		6,000	5,992
1.030% due 05/25/2004		500	499

			57,601

Repurchase Agreement 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 3/31/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/2007 valued at $452. Repurchase proceeds are $440.)		440	440

U.S. Treasury Bills 0.2%
0.926% due 06/03/2004-06/17/2004 (c)(e)		620	619

Total Short-Term Instruments (Cost $58,661)			58,660

Total Investments 139.4% (Cost $374,830)			$387,156

Written Options (f) (0.2%) (Premiums $506)			(448)

Other Assets and Liabilities (Net) (39.2%)			(108,931)

Net Assets 100.0%			$277,777

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 1-month Treasury Bill rate plus a spread.
Counterparty: AIG International Inc. Exp. 04/30/2004	$14,000	$0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	8,000	(31)

		$(31)

(e)	Securities with an aggregate market value of $499 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	151

Schedule of Investments (Cont.)

Real Return Asset Fund

March 31, 2004

(f) Premiums received on written options:

Name of Issuer	Counterparty	Exercise Price		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/7/2004	$5,200	$57	$109
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/7/2004	9,700	84	145
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/7/2004	5,200	31	2
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/7/2004	9,700	95	11
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/2/2004	14,000	125	172
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/2/2004	14,000	114	9

						$506	$448

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(g) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	15	04/2004	$0	$0	$0
Sell		7,710	04/2004	58	0	58

				$58	$0	$58

(h) Principal amount denoted in indicated currency:

EC - Euro

152	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		$42,600	$42,488	0.4%
Ford Motor Credit Co.
6.700% due 07/16/2004		14,402	14,612	0.1%
2.995% due 10/25/2004 (a)		14,480	14,574	0.1%
1.560% due 07/18/2005 (a)		47,750	47,499	0.4%
General Motors Acceptance Corp.
1.470% due 07/21/2004 (a)		53,800	53,781	0.5%
2.370% due 10/20/2005 (a)		15,000	15,115	0.1%
Pemex Project Funding Master Trust
7.375% due 12/15/2014		22,000	24,585	0.2%
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)		57,550	58,804	0.5%
4.651% due 07/03/2008 (a)		18,750	18,415	0.2%
Residential Reinsurance Ltd.
6.020% due 06/01/2005 (a)		15,900	16,198	0.1%
6.070% due 06/08/2006 (a)		20,100	20,552	0.2%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		50,200	50,166	0.5%
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		30,200	30,344	0.3%
Washington Mutual Bank
1.420% due 05/17/2004 (a)		17,900	17,907	0.2%
Other Banking & Finance (g)			130,471	1.2%

			555,511	5.0%

Industrials
Petroleos Mexicanos
9.500% due 09/15/2027		14,850	18,562	0.2%
Walt Disney Co.
4.500% due 09/15/2004		15,000	15,220	0.1%
Other Industrials (g)			33,579	0.3%

			67,361	0.6%

Utilities
Progress Energy, Inc.
6.750% due 03/01/2006		32,150	34,864	0.3%
Sprint Capital Corp.
7.900% due 03/15/2005		13,250	14,011	0.1%
Other Utilities (g)			36,236	0.4%

			85,111	0.8%

Total Corporate Bonds & Notes (Cost $692,888)			707,983	6.4%

MUNICIPAL BONDS & NOTES
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033		25,000	24,505	0.3%
Other Municipal Bonds & Notes (g)			36,238	0.3%

Total Municipal Bonds & Notes (Cost $59,493)			60,743	0.6%

U.S. GOVERNMENT AGENCIES
Total U.S. Government Agencies (g) (Cost $46,862)			47,647	0.4%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (b)		1,595,034	1,758,338	15.8%
3.625% due 01/15/2008		1,203,128	1,362,073	12.3%
3.875% due 01/15/2009		1,607,937	1,868,412	16.8%
4.250% due 01/15/2010		597,981	717,064	6.4%
3.500% due 01/15/2011		845,676	986,534	8.9%
3.375% due 01/15/2012		274,242	319,867	2.9%
3.000% due 07/15/2012		1,112,494	1,266,635	11.4%
1.875% due 07/15/2013		453,457	472,570	4.3%
2.000% due 01/15/2014		586,204	615,286	5.5%
3.625% due 04/15/2028		799,853	1,054,244	9.5%
3.875% due 04/15/2029		1,042,288	1,438,357	13.0%
3.375% due 04/15/2032		182,876	242,604	2.2%
U.S. Treasury Note
2.250% due 02/15/2007		100	101	0.0%

Total U.S. Treasury Obligations (Cost $11,505,567)			12,102,085	109.0%

MORTGAGE-BACKED SECURITIES
Bear Stearns Adjustable Rate Mortgage Trust
4.825% due 12/25/2033 (a)		13,351	13,610	0.1%
Other Mortgage-Backed Securities (g)			18,850	0.2%

Total Mortgage-Backed Securities (Cost $32,198)			32,460	0.3%

ASSET-BACKED SECURITIES
Redwood Capital Ltd.
3.462% due 01/01/2006 (a)		30,700	30,839	0.3%
5.012% due 01/01/2006 (a)		36,300	36,539	0.3%
Other Asset-Backed Securities (g)			30,616	0.3%

Total Asset-Backed Securities (Cost $97,536)			97,994	0.9%

SOVEREIGN ISSUES
Republic of Brazil
8.000% due 04/15/2014 (a)		53,689	52,702	0.5%
United Mexican States
6.375% due 01/16/2013 (a)		20,700	22,470	0.2%
Other Sovereign Issues (g)			17,222	0.1%

Total Sovereign Issues (Cost $87,426)			92,394	0.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)
Caisse D’amort Dette Soc
3.800% due 07/25/2006 (c)	EC	26,041	34,284	0.3%
Commonwealth of Canada
4.000% due 12/01/2031 (c)	C$	23,168	23,357	0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016 (c)	N$	38,300	32,310	0.3%
Pylon Ltd.
3.553% due 12/18/2008 (a)	EC	20,750	25,785	0.2%
5.953% due 12/18/2008 (a)		40,700	51,372	0.5%
Republic of France
3.000% due 07/25/2012 (c)		20,775	28,296	0.3%
2.250% due 07/25/2020 (c)		11,862	14,903	0.1%
3.150% due 07/25/2032 (c)		25,463	37,201	0.3%
Tyco International Group S.A.
4.375% due 11/19/2004		14,000	17,396	0.2%
Other Foreign Currency-Denominated Issues (g)			13,699	0.1%

Total Foreign Currency-Denominated Issues (Cost $244,527)			278,603	2.5%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	153

Summary Schedule of Investments (Cont.)

Real Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.000% - 1.010% due 07/01/2004 (d)	$39,600	$39,496	0.4%
Ford Motor Credit Co.
1.770% - 1.930% due 09/03/2004 (d)	22,350	22,340	0.2%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	31,700	31,700	0.2%

		93,536	0.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $11,605. Repurchase proceeds are $11,377.)	11,377	11,377	0.1%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (b)(d)(e)	33,000	32,932	0.3%

Total Short-Term Instruments (Cost $137,861)		137,845	1.2%

Total Investments (Cost $12,904,358)		$13,557,754	122.1%

Written Options (h) (Premiums $16,938)		(16,748)	(0.1)%

Other Assets and Liabilities (Net)		(2,438,050)	(22.0)%

Net Assets		$11,102,956	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities with an aggregate market value of $4,687 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund 10-Year Note Long Futures	06/2004	250	$521
U.S. Treasury 10-Year Note Long Futures	06/2004	2,446	4,701
U.S. Treasury 30-Year Bond Short Futures	06/2004	259	(638)

			$4,584

(c)	Principal amount of security is adjusted for inflation.
(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Securities with an aggregate market value of $22,960 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/17/2005	BP	250,000	(3,073)
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	7,400	86
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		6,400	75
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		6,600	62
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005		$7,000	18
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Federal National Mortgage Association 5.375% due 11/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/03/2005		80,000	36
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005		10,000	(692)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		30,000	(1,117)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033		399,000	797

			$(3,808)

(g)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

154	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(h)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$289,000	$3,179	$6,035
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	277,800	2,417	4,161
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	289,000	1,734	132
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	277,800	2,723	306
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	09/23/2005	200,000	2,815	3,987
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	09/23/2005	200,000	2,880	1,270
Put - OTC 10 -Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%*	06/14/2004	65,000	455	299
Call - OTC 10 -Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	43,200	382	530
Put - OTC 10 -Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	43,200	353	28

						$16,938	$16,748

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	3.250	08/15/2007	$127,800	$132,368	$132,493
U.S. Treasury Note	3.125	09/15/2008	177,200	181,069	181,328
U.S. Treasury Note	5.750	08/15/2010	33,700	38,702	38,806
U.S. Treasury Note	3.625	05/15/2013	21,600	21,468	21,605
U.S. Treasury Note	4.250	08/15/2013	155,000	160,667	156,980

				$534,274	$531,212

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	C$	43,110	04/2004	$0	$(483)	$(483)
Buy	EC	821	04/2004	11	0	11
Sell		153,309	04/2004	1,145	0	1,145
Sell	N$	48,608	04/2004	0	(290)	(290)

				$1,156	$(773)	$383

(k)	Principal amount denoted in indicated currency:

BP	-	British Pound
C$	-	Canadian Dollar
EC	-	Euro
N$	-	New Zealand Dollar

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	155

Schedule of Investments

Real Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 1.1%

Banking & Finance 0.8%
Ford Motor Credit Co.
3.000% due 10/25/2004 (a)	$200	$201
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	300	300

		501

Utilities 0.3%
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)	200	201

Total Corporate Bonds & Notes (Cost $700)		702

U.S. TREASURY OBLIGATIONS 92.0%
Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	1,753	1,933
3.625% due 01/15/2008	3,439	3,893
3.875% due 01/15/2009	4,742	5,510
4.250% due 01/15/2010	550	660
3.500% due 01/15/2011	5,586	6,516
3.375% due 01/15/2012	2,607	3,041
3.000% due 07/15/2012	15,448	17,588
1.875% due 07/15/2013	1,512	1,576
2.000% due 01/15/2014	1,002	1,052
3.625% due 04/15/2028	4,579	6,036
3.875% due 04/15/2029	7,322	10,104

Total U.S. Treasury Obligations (Cost $53,484)		57,909

ASSET-BACKED SECURITIES 0.5%
Redwood Capital Ltd.
3.462% due 01/09/2006 (a)	300	301

Total Asset-Backed Securities (Cost $300)		301

SOVEREIGN ISSUES 0.3%
United Mexican States
6.375% due 01/16/2013	200	217

Total Sovereign Issues (Cost $195)		217

SHORT-TERM INSTRUMENTS 1.3%

Commercial Paper 0.8%
HBOS Treasury Services PLC
1.030% due 06/21/2004	500	499

Repurchase Agreement 0.4%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Fannie Mae 1.720% due 03/24/2005 valued at $275. Repurchase proceeds are $265.)	265	265

U.S. Treasury Bills 0.1%
1.000% due 06/17/2004	20	20

Total Short-Term Instruments (Cost $784)		784

Total Investments 95.2% (Cost $55,463)		$59,913

Written Options (c) (0.2%) (Premiums $120)		(112)

Other Assets and Liabilities (Net) 5.0%		3,145

Net Assets 100.0%		$62,946

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	$500	$(2)

		$(2)

(c)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$2,100	$23	$44
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	1,600	14	24
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	2,100	13	1
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	1,600	16	2
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	3,200	28	39
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	3,200	26	2

						$120	$112

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

156	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

RealEstateRealReturn Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 0.3%

Banking & Finance 0.3%
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)	$700	$698
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	300	300

Total Corporate Bonds & Notes (Cost $999)		998

U.S. TREASURY OBLIGATIONS 114.0%
Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	8,181	9,019
3.625% due 01/15/2008	11,505	13,025
3.875% due 01/15/2009	37,264	43,301
3.500% due 01/15/2011	39,365	45,922
3.000% due 07/15/2012	40,167	45,732
1.875% due 07/15/2013	3,025	3,152
2.000% due 01/15/2014	132,077	138,629
3.625% due 04/15/2028	4,579	6,036
3.875% due 04/15/2029	32,102	44,301

Total U.S. Treasury Obligations (Cost $343,047)		349,117

ASSET-BACKED SECURITIES 0.2%
Redwood Capital Ltd.
3.462% due 01/09/2006 (a)	300	301
5.012% due 01/09/2006 (a)	300	302

Total Asset-Backed Securities (Cost $600)		603

SOVEREIGN ISSUES 0.2%
Republic of Brazil
8.000% due 04/15/2014	616	605

Total Sovereign Issues (Cost $591)		605

SHORT-TERM INSTRUMENTS 9.4%

Commercial Paper 9.0%
Anz (Delaware), Inc.
1.030% due 06/22/2004	3,300	3,292
Fannie Mae
1.015% due 06/30/2004	2,800	2,793
HBOS Treasury Services PLC
1.030% due 06/29/2004	1,100	1,097
1.035% due 06/29/2004	1,500	1,496
1.040% due 06/30/2004	2,300	2,294
1.035% due 07/01/2004	3,500	3,491
Royal Bank of Scotland PLC
1.020% due 07/06/2004	7,700	7,679
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	5,400	5,400

		27,542

Repurchase Agreement 0.3%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $881. Repurchase proceeds are $863.)	863	863

U.S. Treasury Bills 0.1%
1.010% due 06/17/2004	250	249

Total Short-Term Instruments (Cost $28,655)		28,654

Total Investments 124.1% (Cost $373,892)		$379,977
Written Options (d) (0.0%) (Premiums $43)		(44)
Other Assets and Liabilities (Net) (24.1%)		(73,665)

Net Assets 100.0%		$306,268

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Swap agreements outstanding at March 31, 2004:

Type	# of Contracts	Unrealized Appreciation

Receive total return on Wilshire REIT Total Return Index and pay a floating rate based on 1-week LIBOR plus 0.400%.
Counterparty: Credit Suisse First Boston Exp. 11/02/2004	$93,886	$0

	Notional Amount
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	16,000	86

		$86

(d)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/7/2004	$1,100	$12	$23
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/7/2004	1,300	11	19
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/7/2004	1,300	13	1
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/7/2004	1,100	7	1

						$43	$44

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	157

Summary Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

MUNICIPAL BONDS & NOTES
Alaska
Total Alaska (f)		$7,459	1.5%

Arizona
Arizona Educational Loan Marketing Corporation Revenue Bonds, (GTD Student Loan Insured), Series 2001
0.960% due 03/01/2036 (a)	$5,000	5,000	1.0%
Salt River Project, Arizona Agricultural Improvement & Power District Electrical System Revenue Bonds, Series 2004
5.000% due 01/01/2011	3,000	3,381	0.7%
Other Arizona (f)		13,023	2.7%

		21,404	4.4%

California
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.500% due 10/01/2012	3,500	3,899	0.8%
California Statewide Communities Development Authority Revenue Bonds, Series 2004-F
2.300% due 04/01/2033 (a)	4,700	4,696	1.0%
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	12,800	12,869	2.6%
Other California (f)		4,187	0.9%

		25,651	5.3%

Colorado
Colorado Department of Transportation Revenue Bonds (AMBAC Insured), Series 2000
6.000% due 06/15/2010	5,680	6,717	1.4%
Colorado Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1997
0.930% due 12/01/2025 (a)	1,400	1,400	0.3%
0.960% due 12/01/2025 (a)	4,600	4,600	1.0%
Denver Colorado City & County Certificates of Participation Bonds, (AMBAC Insured), Series 2003
1.050% due 12/01/2029 (a)	6,500	6,500	1.3%
Other Colorado (f)		4,065	0.8%

		23,282	4.8%

Connecticut
Total Connecticut (f)		732	0.2%

Florida
Florida State Board of Education General Obligation Bonds, Series 2002
5.375% due 01/01/2010	3,000	3,424	0.7%
Other Florida (f)		4,536	1.0%

		7,960	1.7%

Georgia
Total Georgia (f)		3,455	0.7%

Illinois
Chicago, Illinois Board of Education Certificates of Participation Bonds, (MBIA Insured), Series 1992
6.250% due 01/01/2011	3,000	3,577	0.7%
Cook County, Illinois General Obligation Bonds, (FGIC Insured), Series 1996
6.500% due 11/15/2009	3,750	4,520	0.9%
5.875% due 11/15/2022	2,000	2,241	0.5%
Illinois Health Facilities Authority Revenue Bonds, Series 1998
1.120% due 08/01/2026 (a)	4,300	4,300	0.9%
Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 12/15/2006	3,740	4,171	0.9%
Other Illinois (f)		27,568	5.7%

		46,377	9.6%

Indiana
Indiana Health Facility Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
1.000% due 03/01/2033 (a)	3,000	3,000	0.6%
0.970% due 11/15/2036 (a)	5,100	5,100	1.1%

		8,100	1.7%

Kansas
Kansas State Department of Transportation Revenue Bonds, (FSA Insured), Series 2003
0.930% due 09/01/2014 (a)	6,175	6,175	1.3%
Other Kansas (f)		528	0.1%

		6,703	1.4%

Maryland
Maryland State General Obligation Bonds, Series 2002
5.000% due 02/01/2007	5,000	5,461	1.1%

Massachusetts
Massachusetts Bay, Massachusetts Transportation Authority Sales Tax Revenue Bonds, Series 2004
0.000% due 07/01/2020 (a)	7,005	7,058	1.5%
Other Massachusetts (f)		9,643	2.0%

		16,701	3.5%

Michigan
Michigan Municipal Bond Authority Revenue Bonds, Series 2003
5.000% due 05/01/2011	7,000	7,900	1.6%
Rochester, Michigan Community School District General Obligation Bonds, (FSA Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	5,030	5,660	1.2%
Other Michigan (f)		11,957	2.5%

		25,517	5.3%

Minnesota
Minnesota State General Obligation Bonds, Series 2000
5.375% due 11/01/2008	5,000	5,694	1.2%

Missouri
Total Missouri (f)		10,117	2.1%

Nebraska
Nebraska Public Power District Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 01/01/2010	3,440	3,846	0.8%

158	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

New Jersey
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (XLCA Insured), Series 2003
1.000% due 12/15/2017 (a)	$5,000	$5,000	1.0%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 1999
5.500% due 06/15/2008	5,000	5,662	1.2%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2007	5,570	6,081	1.3%
5.000% due 06/15/2010	320	358	0.1%
Other New Jersey (f)		4,494	0.9%

		21,595	4.5%

New Mexico
New Mexico State Highway Commission Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 06/15/2010	3,265	3,669	0.8%
New Mexico State Severance Special Tax Bonds, (MBIA Insured), Series 2001
5.000% due 07/01/2007	6,545	7,168	1.5%
Other New Mexico (f)		1,099	0.2%

		11,936	2.5%

New York
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2003-C
0.950% due 07/01/2033 (a)	5,900	5,900	1.2%
New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2012	4,000	4,224	0.9%
New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2011	4,000	4,840	1.0%
Yonkers, New York Industrial Development Agency Revenue Bonds, (MBIA Insured), Series 2001
0.930% due 06/01/2041 (a)	4,800	4,800	1.0%
Other New York (f)		25,513	5.3%

		45,277	9.4%

North Carolina
Guilford County, North Carolina General Obligation Bonds, Series 2004
4.000% due 10/01/2022	5,000	5,342	1.1%
North Carolina Community Health Care Facilities Revenue Bonds, (AMBAC Insured), Series 2003
1.000% due 10/01/2018 (a)	4,000	4,000	0.8%
Other North Carolina (f)		1,143	0.3%

		10,485	2.2%

Ohio
Cleveland, Ohio Public Power System Revenue Bonds, (MBIA Insured), Series 1994-A
0.000% due 11/15/2008	5,480	4,878	1.0%
Ohio State Infrastructure Improvement General Obligation Bonds, Series 1998
5.500% due 08/01/2008	3,370	3,832	0.8%
Other Ohio (f)		11,901	2.5%

		20,611	4.3%

Oklahoma
Total Oklahoma (f)		263	0.1%

Oregon
Oregon State Department of Administrative Services Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 05/01/2009	5,030	5,648	1.2%

Pennsylvania
Total Pennsylvania (f)		7,454	1.5%

Puerto Rico
Total Puerto Rico (f)		3,214	0.7%

South Carolina
Greenville, South Carolina Hospital Facilities Revenue Bonds, (AMBAC Insured), Series 2003
0.970% due 05/01/2033 (a)	4,000	4,000	0.8%
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 10/01/2010	3,300	3,726	0.8%
South Carolina Transportation Infrastructure Revenue Bonds, (XLCA Insured), Series 2003
0.950% due 10/01/2031 (a)	6,000	6,000	1.2%

		13,726	2.8%

Tennessee
Memphis, Tennessee Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (a)	6,300	7,923	1.6%
Other Tennessee (f)		482	0.1%

		8,405	1.7%

Texas
Fort Worth, Texas Water & Sewer Revenue Bonds, Series 2003
5.000% due 02/15/2007	3,245	3,530	0.7%
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.125% due 12/15/2009	1,000	1,182	0.2%
6.800% due 12/15/2011	3,000	3,715	0.8%
University of Texas Revenue Bonds, Series 2004-B
5.250% due 08/15/2013	9,355	10,732	2.2%
Other Texas (f)		20,013	4.2%

		39,172	8.1%

Utah
Utah State General Obligation Bonds, Series 2002
5.375% due 07/01/2011	10,000	11,577	2.4%
Other Utah (f)		2,291	0.5%

		13,868	2.9%

Vermont
Total Vermont (f)		1,591	0.3%

Virginia
Virginia State Public School Authority Revenue Bonds, Series 2003
5.250% due 08/01/2010	4,640	5,309	1.1%
Other Virginia (f)		1,172	0.2%

		6,481	1.3%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	159

Summary Schedule of Investments (Cont.)

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Washington
Pierce County, Washington School District No. 3 Puyallup General Obligation Bonds, (FSA Insured), Series 2004
5.000% due 06/01/2011	$5,990	$6,727	1.4%
5.000% due 06/01/2013	6,955	7,801	1.6%
Washington State Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
5.250% due 06/01/2010	8,245	8,172	1.7%
Other Washington (f)		8,242	1.7%

		30,942	6.4%

Washington, D.C.
Total Washington, D.C. (f)		600	0.1%

West Virginia
Total West Virginia (f)		170	0.0%

Wisconsin
Badger Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
5.500% due 06/01/2005	5,635	5,760	1.2%
5.000% due 06/01/2008	2,240	2,267	0.5%
Other Wisconsin (f)		5,585	1.1%

		13,612	2.8%

Total Municipal Bonds & Notes (Cost $468,784)		473,509	98.1%

SHORT-TERM INSTRUMENTS

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,014. Repurchase proceeds are $3,934.)	$3,934	$3,934	0.8%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (b)(c)(e)	7,650	7,634	1.6%

Total Short-Term Instruments (Cost $11,570)		11,568	2.4%

Total Investments (Cost $480,354)		$485,077	100.5%
Written Options (g) (Premiums $743)		(1,256)	(0.3%)

Other Assets and Liabilities (Net)		(1,074)	(0.2%)

Net Assets		$482,747	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c)	Securities with an aggregate market value of $5,640 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year Bond Short Futures	06/2004	361	$(821)

(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	$29,300	$(1,444)

(e)	Securities with an aggregate market value of $1,997 have been pledged as collateral for swap contracts at March 31, 2004.

(f)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bond June Futures	$114.000	05/21/2004	430	$492	$819
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	430	251	437

				$743	$1,256

160	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
CIT Group, Inc.
2.440% due 07/30/2004 (a)	$15,200	$15,264	0.4%
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	19,398	19,406	0.5%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	34,910	37,597	0.9%
Ford Motor Credit Co.
7.500% due 03/15/2005	26,531	27,885	0.7%
1.370% - 7.750% due 04/26/2004 - 03/15/2005 (e)	22,775	23,261	0.5%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	23,500	23,484	0.5%
Other Banking & Finance (b)		85,240	2.0%

		232,137	5.5%

Industrials
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	36,208	36,220	0.8%
Hilton Hotels Corp.
7.000% due 07/15/2004	12,126	12,308	0.3%
Jones Intercable, Inc.
8.875% due 04/01/2007	17,720	17,940	0.4%
News America Holdings
7.430% due 10/01/2026	18,500	21,590	0.5%
Norfolk Southern Corp.
7.050% due 05/01/2037	20,975	24,168	0.6%
PanAmSat Corp.
6.125% due 01/15/2005	11,920	12,233	0.3%
Other Industrials (b)		131,259	3.1%

		255,718	6.0%

Utilities
Edison International, Inc.
6.875% due 09/15/2004	12,535	12,786	0.3%
Ohio Edison Co.
4.000% due 05/01/2008	22,678	22,974	0.5%
Sprint Capital Corp.
5.875% due 05/01/2004	13,680	13,722	0.3%
7.900% due 03/15/2005	18,380	19,436	0.5%
Other Utilities (b)		81,266	1.9%

		150,184	3.5%

Total Corporate Bonds & Notes (Cost $632,702)		638,039	15.0%

MUNICIPAL BONDS & NOTES
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	24,100	24,146	0.6%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 09/01/2043 (a)	13,750	13,750	0.3%
Other Municipal Bonds & Notes (b)		67,165	1.6%

Total Municipal Bonds & Notes (Cost $105,024)		105,061	2.5%

U.S. GOVERNMENT AGENCIES
Fannie Mae
3.696% due 05/01/2036 (a)	36,057	37,053	0.9%
0.000% - 9.026% due 06/01/2004 - 10/25/2042 (e)	42,116	43,092	1.0%

		80,145	1.9%

Freddie Mac
3.750% due 04/15/2004	$50,000	$50,052	1.2%
4.050% due 06/21/2005	21,300	21,432	0.5%
5.750% due 04/29/2009	12,500	12,542	0.3%
1.490% - 7.000% due 04/15/2004 - 07/25/2043 (e)	16,758	16,597	0.4%

		100,623	2.4%

Government National Mortgage Association
1.590% - 8.000% due 10/20/2017 - 05/15/2032 (a)		58,884	1.3%
Other U.S. Government Agencies (b)		2,624	0.1%

Total U.S. Government Agencies (Cost $241,381)		242,276	5.7%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008	66,158	74,898	1.7%
3.375% - 3.875% due 01/15/2007 - 01/15/2011 (d)(e)	7,679	8,917	0.2%

		83,815	1.9%

U.S. Treasury Note
2.250% - 7.250% due 04/30/2004 - 10/15/2008	3,700	3,767	0.1%

Total U.S. Treasury Obligations (Cost $85,647)		87,582	2.0%

MORTGAGE-BACKED SECURITIES
Bear Stearns Adjustable Rate Mortgage Trust
1.370% due 02/25/2034 (a)	12,878	12,910	0.3%
Commercial Mortgage Pass - Through Certificate
1.270% due 11/15/2015 (a)	24,896	24,849	0.6%
CS First Boston Mortgage Securities Corp.
1.490% due 08/25/2033 (a)	23,719	23,428	0.5%
First Republic Mortgage Loan Trust
1.390% due 08/15/2032 (a)	29,045	29,063	0.7%
GSR Mortgage Loan Trust
1.490% due 11/25/2031 (a)	17,106	17,182	0.4%
Sequoia Mortgage Trust
1.470% due 10/20/2027 (a)	13,942	13,939	0.3%
1.440% due 07/20/2033 (a)	15,365	15,284	0.4%
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)	13,775	13,781	0.3%
Washington Mutual Mortgage Securities Corp.
1.265% due 06/25/2042 (a)	12,535	12,705	0.3%
Other Mortgage-Backed Securities (b)		123,742	2.9%

Total Mortgage-Backed Securities (Cost $286,599)		286,883	6.7%

ASSET-BACKED SECURITIES
Equity One ABS, Inc.
1.390% due 04/25/2034 (a)	16,455	16,458	0.4%
Home Equity Mortgage Trust
1.280% due 06/25/2034 (a)	16,154	16,167	0.4%
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.430% due 08/25/2033 (a)	12,676	12,694	0.3%
Residential Asset Mortgage Products, Inc.
1.420% due 12/25/2033 (a)	12,572	12,580	0.3%

Other Asset-Backed Securities (b)		223,292	5.2%

Total Asset-Backed Securities (Cost $280,449)		281,191	6.6%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	161

Summary Schedule of Investments (Cont.)

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

SOVEREIGN ISSUES
Republic of Brazil
2.000% due 04/15/2006 (a)	43,376	$42,592	1.0%
2.062% due 04/15/2009 (a)	14,302	13,471	0.3%
2.187% - 11.500% due 01/16/2007 - 08/17/2040 (e)	10,315	10,379	0.3%

Other Sovereign Issues (b)		1,344	0.0%

Total Sovereign Issues (Cost $64,155)		67,786	1.6%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)
Total Foreign Currency-Denominated Issues (b) (Cost $2,348)		2,497	0.1%

CONVERTIBLE BONDS & NOTES
America Online, Inc.
0.000% due 12/06/2019 (Cost $12,107)	19,330	12,323	0.3%

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 04/15/2004	50,000	50,000	1.2%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	43,000	43,000	1.0%

		93,000	2.2%

Commercial Paper
Altria Group, Inc.
1.800% due 10/29/2004	26,950	26,950	0.6%
Danske Corp.
1.030% due 05/10/2004	17,600	17,580	0.4%
Fannie Mae
0.990% - 1.020% due 04/21/2004 - 07/20/2004 (e)	673,100	671,675	15.8%
Federal Home Loan Bank
0.995% - 1.010% due 04/14/2004 - 05/19/2004 (e)	178,900	178,722	4.2%
Freddie Mac
1.005% - 1.040% due 04/27/2004 - 07/15/2004 (e)	239,200	238,953	5.6%
Nestle Capital Corp.
1.020% due 05/06/2004	20,000	19,980	0.5%
Rabobank Netherland NV
1.025% due 04/20/2004	50,000	49,973	1.2%
Royal Bank of Scotland PLC
1.025% - 1.040% due 05/04/2004 (e)	37,000	36,965	0.9%
UBS Finance, Inc.
1.010% - 1.070% due 04/06/2004 - 06/23/2004 (e)	131,900	131,863	3.1%
Other Commercial Paper (b)		21,231	0.5%

		1,393,892	32.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $8,536. Repurchase proceeds are $8,368.)	8,368	8,368	0.2%

U.S. Treasury Bills
1.014% due 04/15/2004 - 06/17/2004 (c)(d)(e)	1,066,955	1,065,645	25.0%

Total Short-Term Instruments (Cost $2,560,988)		2,560,905	60.2%

Total Investments (Cost $4,271,400)		$4,284,543	100.7%

Written Options (h) (Premiums $9,437)		(9,541)	(0.2)%

Other Assets and Liabilities (Net)		(20,421)	(0.5)%

Net Assets		$4,254,581	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.

(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(c)	Securities with an aggregate market value of $4,992 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(d)	Securities with an aggregate market value of $5,624 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor June Long Futures	06/2005	168	$264
Euribor September Long Futures	09/2005	305	411
Euribor December Long Futures	12/2005	373	122
Eurodollar September Short Futures	09/2004	87	(129)
U.S. Treasury 10-Year Note Long Futures	06/2004	1,830	2,981

			$3,649

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Principal amount of security is adjusted for inflation.

(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	334,000	$5,576
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria floating rate based on 6-month LIBOR plus 0.8125% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2004		$19,300	10
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/01/2004		20,975	(78)
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004		1,000	(4)

162	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	$17,000	$7
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	21,100	9
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	1,000	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	2,000	4
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/18/2004	9,870	12
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,300	2
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	925	109
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,400	12
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	11,500	103
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	5,000	46
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	7,000	18
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: Credit Suisse First Boston Exp. 04/30/2005	5,000	(268)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,000	12
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005	5,000	(346)
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	2,920	13
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,000	25
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	2,000	28
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.430%.
Counterparty: Lehman Brothers, Inc. Exp. 10/01/2006	18,500	(1,854)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	7,900	(294)

		$3,143

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	163

Summary Schedule of Investments (Cont.)

Short-Term Fund

March 31, 2004

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	841	$483	$854
Put - CBOT U.S. Treasury Note June Futures	107.000	05/21/2004	841	446	53
Put - CME Eurodollar June Futures	97.000	06/14/2004	4,396	4,921	27
Put - CME Eurodollar June Futures	97.250	06/14/2004	463	612	6

				$6,462	$940

Name of Issuer	Counterparty	Exercise Rate / Price		Expiration Date	Notional Amount	Premium	Value

Call - AOL Time Warner, Inc. 0.000% due 10/01/2006	Merrill Lynch & Co., Inc.	$63.976		12/06/2004	$19,330	$0	$394
Call - OTC Norfolk Southern Corp. 7.050% due 05/01/2037	Morgan Stanley Dean Witter & Co.	100.000		05/01/2004	20,975	0	3,005
Call - OTC Nuveen California Performance Plus Municipal Fund 7.430% due 10/01/2026	Lehman Brothers, Inc.	100.000		10/01/2006	18,500	0	1,164
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	47,500	333	587
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	47,500	328	44
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%**	01/07/2005	55,570	1,225	57
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co	5.000	%*	01/07/2005	55,570	1,089	3,350

						$2,975	$8,601

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$6,625	$7,486	$7,497
U.S. Treasury Note	4.250	08/15/2013	165,770	171,831	168,274

				$179,317	$175,771

(j) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	559	04/2004	$7	$0	$7
Sell		5,982	04/2004	45	0	45

				$52	$0	$52

(k) Principal amount denoted in indicated currency:

EC  -  Euro

(l) The aggregate value of fair valued securities is $1,347, which is 0.03% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

164	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
General Motors Acceptance Corp.
1.820% due 05/17/2004 (a)		$5,800	$5,803	0.3%
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)		11,700	11,774	0.7%
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)		8,000	8,005	0.5%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		6,100	6,096	0.4%
Other Banking & Finance (b)			17,769	1.1%

			49,447	3.0%

Industrials
Alcan, Inc.
1.370% due 12/08/2004 (a)		6,300	6,302	0.4%
Other Industrials (b)			2,561	0.1%

			8,863	0.5%

Utilities
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		11,400	11,446	0.7%
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)		14,700	14,709	0.9%
Other Utilities (b)			1,586	0.1%

			27,741	1.7%

Total Corporate Bonds & Notes (Cost $86,259)			86,051	5.2%

MUNICIPAL BONDS & NOTES
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 1996
1.080% due 12/01/2037		5,100	5,100	0.3%
Kentucky Higher Education Student Loan Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.097% due 05/01/2030 (a)		9,700	9,700	0.6%
1.098% due 05/01/2030 (a)		5,500	5,500	0.3%
Other Municipal Bonds & Notes (b)			16,370	1.0%

Total Municipal Bonds & Notes (Cost $36,632)			36,670	2.2%

U.S. GOVERNMENT AGENCIES
Fannie Mae
1.490% due 11/25/2032 (a)		8,192	8,204	0.5%
5.000% due 04/25/2033		9,480	9,656	0.6%
1.210% due 03/25/2034 (a)		9,666	9,614	0.6%
6.000% due 04/15/2034		6,000	6,246	0.4%
2.794% - 8.000% due 09/01/2005 - 12/01/2036 (e)		37,541	38,818	2.3%
Federal Home Loan Bank
6.000% due 08/15/2026		507	510	0.0%
Freddie Mac
5.500% due 08/15/2030		6,235	6,307	0.4%
6.500% due 10/25/2043		6,510	6,980	0.4%
3.259%-8.500% due 11/15/2015 - 10/23/2043 (e)		24,892	25,804	1.6%
Other U.S. Government Agencies (b)			11,829	0.7%

Total U.S. Government Agencies (Cost $123,427)			123,968	7.5%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008 (d)		52,037	58,911	3.5%
3.500% - 3.875% due 01/15/2009 - 01/15/2011 (e)		1,303	1,518	0.1%

Total U.S. Treasury Obligations (Cost $57,883)			60,429	3.6%

MORTGAGE-BACKED SECURITIES
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031		4,964	5,080	0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.825% due 01/25/2034 (a)		8,029	8,185	0.5%
4.380% - 5.983% due 06/25/2032 - 01/25/2034 (e)		9,699	9,855	0.6%
Countrywide Alternative Loan Trust
6.000% due 10/25/2033		7,867	8,087	0.5%
CS First Boston Mortgage Securities Corp.
2.003% due 03/25/2032 (a)		5,923	5,854	0.4%
Impac CMB Trust
1.490% due 07/25/2033 (a)		6,790	6,796	0.4%
1.340% due 01/25/2034 (a)		5,589	5,595	0.3%
MLCC Mortgage Investors, Inc.
2.834% due 01/25/2029 (a)		8,430	8,617	0.5%
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032		2,545	2,599	0.2%
Washington Mutual Mortgage Securities Corp.
2.644% due 06/25/2042 (a)		11,950	12,112	0.7%
3.061%-6.010% due 03/25/2017-02/27/2034 (e)		5,672	5,742	0.3%
Other Mortgage-Backed Securities (b)			31,361	1.9%

Total Mortgage-Backed Securities (Cost $109,825)			109,883	6.6%

ASSET-BACKED SECURITIES
Citifinancial Mortgage Securities, Inc.
1.190% due 05/25/2033 (a)		6,276	6,279	0.4%
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)		6,735	6,741	0.4%
Irwin Home Equity
1.340% due 11/25/2028 (a)		12,460	12,462	0.8%
Residential Asset Mortgage Products, Inc.
1.340% due 02/25/2034 (a)		14,377	14,324	0.9%
Residential Asset Securities Corp.
1.210% due 06/25/2025 (a)		4,128	4,130	0.2%
1.390% due 01/25/2034 (a)		5,104	5,114	0.3%
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		14,050	14,059	0.8%
Other Asset-Backed Securities (b)			32,327	2.0%

Total Asset-Backed Securities (Cost $95,419)			95,436	5.8%

SOVEREIGN ISSUES
Total Sovereign Issues (b) (Cost $17,091)			17,543	1.1%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,750	8,225	0.5%

Total Foreign Currency-Denominated Issues (Cost $6,657)			8,225	0.5%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	165

Summary Schedule of Investments (Cont.)

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

PURCHASED PUT OPTIONS
Total Purchased Put Options (b) (Cost $174)		$97	0.0%

PREFERRED SECURITY

	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)	913	9,723	0.6%

Total Preferred Security (Cost $9,564)		9,723	0.6%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 05/28/2004	$32,300	32,300	2.0%
Citibank New York N.A.
1.040% due 06/04/2004	33,800	33,800	2.0%

		66,100	4.0%

Commercial Paper
Barclays U.S. Funding Corp.
1.030% due 05/21/2004	25,900	25,863	1.6%
CBA (de) Finance
1.040% due 04/30/2004	7,500	7,494	0.5%
Danske Corp.
1.030% due 05/11/2004	13,500	13,484	0.8%
European Investment Bank
1.015% due 04/13/2004	17,900	17,894	1.1%
Fannie Mae
1.000% - 1.020% due 04/14/2004 - 07/01/2004 (e)	190,300	189,993	11.4%
Federal Home Loan Bank
0.995% - 1.010% due 04/01/2004 - 05/28/2004 (e)	89,200	89,137	5.4%
Freddie Mac
1.000% - 1.040% due 04/27/2004 - 06/15/2004 (e)	136,700	136,536	8.2%
General Electric Capital Corp.
1.090% due 04/12/2004	12,000	11,996	0.7%
HBOS Treasury Services PLC
1.040% - 1.100% due 04/15/2004 - 06/30/2004 (e)	49,600	49,512	3.0%
Nestle Capital Corp.
1.020% due 05/10/2004	33,700	33,663	2.0%
Rabobank USA Financial Corp.
1.025% - 1.030% due 04/20/2004 - 05/10/2004 (e)	26,600	26,584	1.6%
Royal Bank of Scotland PLC
1.025% - 1.030% due 04/27/2004 - 05/04/2004 (e)	36,200	36,169	2.2%
UBS Finance, Inc.
1.020% - 1.050% due 04/08/2004 - 06/16/2004 (e)	49,300	49,216	3.0%
Other Commercial Paper (b)		2,100	0.1%

		689,641	41.6%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $5,364. Repurchase proceeds are $5,255.)	5,255	5,255	0.3%

U.S. Treasury Bills
1.003% due 04/15/2004 - 06/17/2004 (d)(e)(g)	354,130	353,652	21.4%

Total Short-Term Instruments (Cost $1,114,679)		1,114,648	67.3%

Total Investments (Cost $1,657,610)		$1,662,673	100.4%

Written Options (h) (Premiums $1,042)		(1,043)	(0.1)%

Other Assets and Liabilities (Net)		(6,147)	(0.3)%

Net Assets		$1,655,483	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Swap agreements outstanding at March 31, 2004:

Type	# of Contracts	Unrealized Appreciation

Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.070%
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	11,569	$0

	Notional Amount
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	1,400	1

		$1

(d)	Securities with an aggregate market value of $106,727 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 95.875	12/2004	80	$(1)
Euribor Purchased Put Options Strike @ 95.000	03/2005	160	(3)
Euribor Purchased Put Options Strike @ 93.000	12/2005	400	0
Euribor Purchased Put Options Strike @ 92.500	12/2005	175	(3)
Euribor Written Put Options Strike @ 97.500	09/2004	55	16
Euribor Written Put Options Strike @ 97.000	12/2004	51	50
Emini S&P 500 Index June Long Futures	06/2004	8,910	(10,203)
Euribor June Long Futures	06/2005	239	360
Euribor September Long Futures	09/2005	250	298
Euribor December Long Futures	12/2005	416	269
Euro-Bobl 5-Year Note Long Futures	06/2004	202	335
Eurodollar March Long Futures	03/2005	27	33
Eurodollar March Long Futures	03/2006	277	(83)
Eurodollar March Long Futures	03/2008	15	22
Eurodollar June Long Futures	06/2005	303	(44)
Eurodollar June Long Futures	06/2008	15	20
Eurodollar September Long Futures	09/2005	307	(41)
Eurodollar September Long Futures	09/2008	15	19
Eurodollar December Long Futures	12/2004	21	40
Eurodollar December Long Futures	12/2005	311	(23)
Eurodollar December Long Futures	12/2008	15	19
S&P 500 Index June Long Futures	06/2004	3,450	(16,486)
S&P 500 Index September Long Futures	09/2004	580	3,413
U.S. Treasury 5-Year Note Long Futures	06/2004	28	34
U.S. Treasury 10-Year Note Long Futures	06/2004	11	(3)

			$(21,962)

166	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Securities with an aggregate market value of $998 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$109.000	05/21/2004	909	$457	$114
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	909	490	924
Put - CME Eurodollar June Futures	98.000	06/14/2004	384	95	5

				$1,042	$1,043

(i)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Bank Mart	07/07/1995	$1,644	$1,611	0.10%

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	EC	5,140	04/2004	$38	$0	$38
Sell	N$	11,567	04/2004	0	(69)	(69)

				$38	$(69)	$(31)

(k)	Principal amount denoted in indicated currency:

EC	-	Euro
N$	-	New Zealand Dollar

(l)	The aggregate value of fair valued securities is $1,657, which is 0.10% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	167

Summary Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Total Banking & Finance (f)			$4,422	1.6%

Industrials
Total Industrials (f)			40	0.0%

Utilities
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)		$2,600	2,602	0.9%
Other Utilities (f)			509	0.2%

			3,111	1.1%

Total Corporate Bonds & Notes (Cost $7,560)			7,573	2.7%

MUNICIPAL BONDS & NOTES
California Cucamonga County Water District Certificates of Participation Bonds, (FGIC Insured), Series 2001
5.125% due 09/01/2035		2,400	2,519	0.9%
City of Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2035		1,700	1,754	0.6%
Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2033		1,200	1,258	0.5%
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2033		1,200	1,250	0.4%
Other Municipal Bonds & Notes (f)			3,794	1.3%

Total Municipal Bonds & Notes (Cost $10,419)			10,575	3.7%

U.S. GOVERNMENT AGENCIES
Fannie Mae
5.500% due 04/15/2034 (a)		1,200	1,230	0.4%
6.000% due 04/15/2034		1,000	1,041	0.4%
1.220% due 03/25/2044 (a)		1,594	1,586	0.6%
1.450% due 03/25/2044 (a)		2,700	2,694	1.0%
1.490% - 8.000% due 09/01/2013 - 12/01/2036 (b)		1,396	1,430	0.5%
Freddie Mac
5.000% due 08/15/2013		1,253	1,270	0.5%
6.000% due 02/15/2030		3,188	3,255	1.1%
3.375% - 8.000% due 10/01/2007 - 08/01/2032 (b)		1,203	1,228	0.4%
Other U.S. Government Agencies (f)			20	0.0%

Total U.S. Government Agencies (Cost $13,753)			13,754	4.9%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (c)
3.000% due 07/15/2012		1,442	1,642	0.6%
1.875% - 3.875% due 01/15/2008 - 07/15/2013 (b)		1,405	1,540	0.5%
U.S. Treasury Note
4.000% due 02/15/2014		100	101	0.1%

Total U.S. Treasury Obligations (Cost $3,140)			3,283	1.2%

MORTGAGE-BACKED SECURITIES
Countrywide Alternative Loan Trust
6.00% due 10/25/2033 (a)		715	735	0.3%
Countrywide Home Loans, Inc.
5.522% due 05/19/2032 (a)		$2	$2	0.0%
1.370% due 05/25/2034 (a)(k)		1,500	1,498	0.5%
CS First Boston Mortgage Securities Corp.
5.728% due 10/25/2032 (a)		1,306	1,341	0.5%
Salomon Brothers Mortgage Securities VII
4.000% due 12/25/2018		1,751	1,770	0.6%
Other Mortgage-Backed Securities (f)			7,197	2.5%

Total Mortgage-Backed Securities (Cost $12,535)			12,543	4.4%

ASSET-BACKED SECURITIES
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)		739	740	0.3%
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.790% due 04/25/2032		2,359	2,369	0.8%
GSAMP Trust
6.000% due 10/25/2033 (a)		2,800	2,800	1.0%
Long Beach Mortgage Loan Trust
1.540% due 11/25/2032 (a)		1,533	1,542	0.5%
Residential Asset Mortgage Products, Inc.
1.430% due 09/25/2033 (a)		1,906	1,913	0.7%
1.340% due 02/25/2034 (a)		2,265	2,257	0.8%
Residential Asset Securities Corp.
1.240% due 06/25/2023 (a)		1,529	1,529	0.5%
1.210% due 06/25/2025 (a)		688	688	0.2%
5.226% due 06/25/2027 (a)		1,194	1,200	0.4%
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		1,600	1,601	0.6%
Specialty Underwriting & Residential Finance
1.420% due 11/25/2034 (a)		4,066	4,078	1.4%
Structured Asset Investment Loan Trust
1.210% due 06/25/2033 (a)		1,312	1,312	0.5%
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)		1,530	1,523	0.5%
Other Asset-Backed Securities (f)			2,704	1.0%

Total Asset-Backed Securities (Cost $26,258)			26,256	9.2%

SOVEREIGN ISSUES
Republic of Brazil
2.062% due 04/15/2009 (a)		1,229	1,158	0.4%
Other Sovereign Issues (f)			572	0.2%

Total Sovereign Issues (Cost $1,750)		1,809	1,730	0.6%

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)
Republic of Germany
5.250% due 07/04/2010	EC	5,800	7,872	2.8%
5.250% due 01/04/2011		5,000	6,796	2.4%

Total Foreign Currency-Denominated Issues (Cost $14,575)			14,668	5.2%

PURCHASED PUT OPTIONS

	# of Contracts

U.S. Treasury Note June Futures (CBOT)
Strike @ 96.000 Exp. 05/21/2004		590	9	0.0%
Other Purchased Put Options (f)			20	0.0%

Total Purchased Put Options (Cost $52)			29	0.0%

PREFERRED SECURITY

Total Preferred Security (f) (Cost $948)			958	0.3%

168	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Citibank New York N.A.
1.035% due 04/30/2004	$1,400	$1,400	0.5%

Commercial Paper
ABN AMRO North America Finance
1.045% due 06/07/2004	6,000	5,988	2.1%
Anz (Delaware), Inc.
1.020% - 1.025% due 04/19/2004 - 06/03/2004 (b)	9,200	9,193	3.2%
Barclays U.S. Funding Corp.
1.020% - 1.060% due 04/06/2004 - 06/08/2004 (b)	6,800	6,792	2.4%
CBA (de) Finance
1.020% - 1.030% due 05/10/2004 - 06/09/2004 (b)	9,100	9,087	3.2%
CDC Commercial Corp.
1.020% due 06/11/2004	3,300	3,293	1.1%
Danske Corp.
1.025% - 1.030% due 04/14/2004 - 06/18/2004 (b)	8,700	8,690	3.1%
European Investment Bank
1.015% - 1.020% due 04/13/2004 - 04/15/2004 (b)	5,800	5,798	2.0%
Fannie Mae
1.020% - 1.030% due 05/05/2004 - 07/01/2004 (b)	7,600	7,590	2.7%
Federal Home Loan Bank
1.010% - 1.015% due 04/01/2004 - 05/07/2004 (b)	18,700	18,687	6.6%
Freddie Mac
1.005% - 1.040% due 04/20/2004 - 05/04/2004 (b)	19,000	18,985	6.7%
General Electric Capital Corp.
1.040% due 05/11/2004 - 07/08/2004 (b)	9,200	9,185	3.2%
HBOS Treasury Services PLC
1.030% - 1.060% due 05/17/2004 - 06/30/2004 (b)	8,700	8,680	3.1%
Pfizer, Inc.
1.015% due 06/03/2004	3,000	2,995	1.1%
Rabobank USA Financial Corp.
1.030% - 1.045% due 05/10/2004 - 06/15/2004 (b)	6,000	5,989	2.1%
Royal Bank of Scotland PLC
1.010% - 1.025% due 04/12/2004 - 05/12/2004 (b)	6,900	6,893	2.4%
Shell Finance (UK) PLC
1.015% - 1.020% due 04/08/2004 - 06/03/2004 (b)	8,400	8,390	2.9%
UBS Finance, Inc.
1.020% - 1.050% due 04/05/2004 - 06/10/2004 (b)	8,800	8,788	3.1%
Westpac Trust Securities NZ Ltd.
1.040% due 05/25/2004 - 06/24/2004 (b)	3,100	3,094	1.1%
Other Commercial Paper (f)		1,298	0.4%

		149,415	52.5%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $4,686. Repurchase proceeds are $4,593.)	4,593	4,593	1.6%

U.S. Treasury Bills
1.007% due 04/15/2004 - 06/17/2004 (b)(d)	52,890	52,811	18.6%

Total Short-Term Instruments (Cost $208,225)		208,219	73.2%

Total Investments (Cost $299,215)		$299,588	105.4%

Written Options (g) (Premiums $11)		(12)	(0.0)%

Other Assets and Liabilities (Net)		(15,256)	(5.4)%

Net Assets		$284,320	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $21,953 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 94.875	12/2004	15	$0
Euribor Purchased Put Options Strike @ 95.500	12/2004	250	(4)
Euribor Purchased Put Options Strike @ 94.750	03/2005	50	(1)
Euribor Purchased Put Options Strike @ 93.000	12/2005	40	0
Euribor Written Put Options Strike @ 97.500	09/2004	7	2
Euribor Written Put Options Strike @ 97.000	12/2004	3	3
Euro-Bobl Purchased Put Options Strike @ 104.500	06/2004	50	0
Euro-Bund Purchased Put Options Strike @ 106.500	06/2004	40	0
United Kingdom 90-Day LIBOR Purchased
Put Options Strike @ 93.750	06/2004	1	0
United Kingdom 90-Day LIBOR Purchased
Put Options Strike @ 92.500	09/2004	6	0
Emini S&P 500 Index June Long Futures	06/2004	51	(72)
Euribor June Long Futures	06/2005	94	155
Euribor September Long Futures	09/2005	99	137
Euribor December Long Futures	12/2005	163	127
Euro-Bobl 5-Year Note Long Futures	06/2004	71	92
Euro-Bund 10-Year Note Long Futures	06/2004	56	110
S&P 500 Index June Long Futures	06/2004	1,037	(5,682)
U.S. Treasury 5-Year Note Long Futures	06/2004	26	20
U.S. Treasury 10-Year Note Long Futures	06/2004	583	985

			$(4,128)

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	1,300	$24
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		20,300	(3)

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	169

Summary Schedule of Investments (Cont.)

StocksPLUS Total Return Fund

March 31, 2004

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008	EC	3,600	$6
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004		$100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004		300	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		600	0

			$27

(f)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bill June Futures	$113.000	05/21/2004	1	$2	$3
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	9	9	9

				$11	$12

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon(%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bonds	6.250	05/15/2030	$2,100	$2,536	$2,491

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	181	05/2004	$0	$0	$0
Buy		300	06/2004	0	0	0
Buy	CP	42,637	05/2004	0	0	0
Buy		60,602	06/2004	0	(1)	(1)
Sell	EC	2,255	04/2004	16	(2)	14
Buy	H$	474	05/2004	0	0	0
Buy		777	06/2004	0	0	0
Buy	IR	4,703	06/2004	4	0	4
Buy	KW	71,034	05/2004	1	0	1
Buy		118,000	06/2004	2	0	2
Buy	MP	1,121	06/2004	0	(1)	(1)
Buy	PN	208	05/2004	0	0	0
Buy		244	06/2004	0	0	0
Buy	RR	1,739	05/2004	0	0	0
Buy		2,854	06/2004	0	0	0
Buy	S$	103	05/2004	1	0	1
Buy		170	06/2004	2	0	2
Buy	SR	402	05/2004	3	0	3
Buy		480	06/2004	5	0	5
Buy	SV	1,973	05/2004	0	0	0
Buy		2,340	06/2004	1	0	1
Buy	T$	2,020	05/2004	0	0	0
Buy		3,321	06/2004	1	0	1

				$36	$(4)	$32

(j)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

(k)	The aggregate value of fair valued securities is $1,500, which is 0.53% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

170	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

StocksPLUS TR Short Strategy Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)

MUNICIPAL BONDS & NOTES 3.3%
Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2031		$25	$26
Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds, Series 2004
5.000% due 07/01/2011		5	6
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034		25	26
New York State Environmental Facilities Corp. Clean Water & Drinking Revolving Funds Revenue Bonds, Series 2003
5.000% due 06/15/2033		20	21
State of Illinois General Obligation Bonds, Series 2004
5.000% due 03/01/2034		2	2
State of Wisconsin General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2011		5	5
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2033		25	26
Wyandotte County, Kansas School District General Obligation Bonds, (FSA Insured), Series 2002
5.500% due 09/01/2017		5	6

Total Municipal Bonds & Notes (Cost $116)			118

U.S. GOVERNMENT AGENCIES 1.2%
Freddie Mac
5.500% due 08/15/2030		44	44

Total U.S. Government Agencies (Cost $44)			44

U.S. TREASURY OBLIGATIONS 57.9%
U.S. Treasury Note
1.125% due 06/30/2005		2,100	2,098

Total U.S. Treasury Obligations (Cost $2,091)			2,098

MORTGAGE-BACKED SECURITIES 0.2%
Bear Stearns Adjustable Rate Mortgage Trust
4.380% due 01/25/2034 (a)		9	9

Total Mortgage-Backed Securities (Cost $9)			9

ASSET-BACKED SECURITIES 1.4%
Structured Asset Securities Corp.
1.540% due 02/25/2033 (a)		50	50

Total Asset-Backed Securities (Cost $50)			50

SOVEREIGN ISSUES 0.3%
Republic of Brazil
2.000% due 04/15/2006 (a)		12	12

Total Sovereign Issues (Cost $12)			12

FOREIGN CURRENCY- DENOMINATED ISSUES (e)(f) 7.5%
Republic of Germany
5.250% due 01/04/2011	EC	200	$272

Total Foreign Currency-Denominated Issues (Cost $270)			272

PURCHASED CALL OPTIONS 0.0%
	# of Contracts
S&P 500 Index Futures (CME)
Strike @ 1300.000 Exp. 06/18/2004		13	1

Total Purchased Call Options (Cost $6)			1

PREFERRED SECURITY 0.9%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)		3	32

Total Preferred Security (Cost $32)			32

SHORT-TERM INSTRUMENTS 33.3%
	Principal Amount (000s)
Commercial Paper 19.3%
ABN AMRO Mortgage Corp.
1.025% due 06/11/2004		$100	100
CBA (de) Finance
1.025% due 06/11/2004		100	100
European Investment Bank
1.015% due 06/15/2004		100	100
General Electric Capital Corp.
1.030% due 07/08/2004		100	99
HBOS Treasury Services PLC
1.030% due 06/21/2004		100	100
UBS Finance, Inc.
1.020% due 06/16/2004		100	100
Westpac Capital Corp.
1.020% due 06/04/2004		100	100

			699

Repurchase Agreement 4.6%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Farm Credit Banks 2.000% due 11/19/2004 valued at $172. Repurchase proceeds are $167.)		167	167
U.S. Treasury Bills 9.4%
0.934% due 06/03/2004-06/17/2004 (b)(c)		340	339

Total Short-Term Instruments (Cost $1,205)			1,205

Total Investments 106.0% (Cost $3,835)			$3,841

Other Assets and Liabilities (Net) (6.0%)			(218)

Net Assets 100.0%			$3,623

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $339 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Emini S&P 500 Index June Short Futures	06/2004	64	$(23)
Euro-Bobl 5-Year Note Long Futures	06/2004	5	7
Eurodollar March Long Futures	03/2005	1	1
Eurodollar June Long Futures	06/2005	1	1
Eurodollar September Long Futures	09/2005	1	1
Eurodollar December Long Futures	12/2005	1	1
Euro-Bund 10-Year Note Long Futures	06/2004	2	4
U.S. Treasury 5-Year Note Long Futures	06/2004	3	0

			$(8)

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	171

Schedule of Investments (Cont.)

StocksPLUS TR Short Strategy Fund

March 31, 2004

(d)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bond	6.250	05/15/2030	200	$242	$241

(e)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	EC	9	04/2004	$0	$0	$0
Sell		27	04/2004	0	0	0

				$0	$0	$0

(f)	Principal amount denoted in indicated currency:

EC - Euro

172	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
CIT Group, Inc.
5.625% due 05/17/2004	$8,765	$8,812	0.4%
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	32,700	32,713	1.4%
Household Finance Corp.
5.875% due 09/25/2004	15,000	15,338	0.6%
KBC Bank Fund Trust III
9.860% due 11/29/2049 (a)	12,000	15,551	0.6%
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	19,700	24,896	1.0%
Other Banking & Finance (b)		13,337	0.5%

		110,647	4.5%

Industrials
El Paso Corp.
6.750% due 05/15/2009	16,700	14,821	0.6%
Other Industrials (b)		13,518	0.6%

		28,339	1.2%

Utilities
Total Utilities (b)		5,152	0.2%

Total Corporate Bonds & Notes (a) (Cost $139,045)		144,138	5.9%

MUNICIPAL BONDS & NOTES
California Infrastructure & Economic Development Bank Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2036	15,800	16,379	0.7%
Clark County, Nevada General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 06/01/2032	21,800	22,557	0.9%
Colorado Springs, Colorado Revenue Bonds, Series 2003
5.000% due 11/15/2033	8,200	8,549	0.4%
Other Municipal Bonds & Notes (b)		62,347	2.5%

Total Municipal Bonds & Notes (Cost $107,276)		109,832	4.5%

U.S. GOVERNMENT AGENCIES
Fannie Mae
5.936% due 11/01/2011	8,766	9,803	0.4%
6.000% due 06/01/2017	15,785	16,642	0.7%
6.000% due 07/01/2017	9,442	9,954	0.4%
5.000% due 10/01/2017	15,922	16,387	0.7%
5.500% due 10/01/2017	11,338	11,828	0.5%
5.000% due 11/01/2017	14,628	15,054	0.6%
5.000% due 12/01/2017	14,320	14,738	0.6%
5.000% due 01/01/2018	42,326	43,563	1.8%
5.000% due 02/01/2018	16,074	16,545	0.7%
5.500% due 02/01/2018	9,547	9,960	0.4%
5.000% due 03/01/2018	14,850	15,285	0.6%
5.000% due 05/01/2018	88,165	90,749	3.7%
5.000% due 06/01/2018	52,226	53,757	2.2%
5.000% due 07/01/2018	30,802	31,705	1.3%
5.000% due 08/01/2018	21,046	21,663	0.9%
5.000% due 09/01/2018	40,692	41,886	1.7%
5.000% due 11/01/2018	22,875	23,546	1.0%
5.500% due 04/15/2034	24,200	24,797	1.0%
6.000% due 04/15/2034	54,000	56,211	2.3%
2.644% due 09/01/2040 (a)	9,871	10,154	0.4%
2.585% - 13.750% due 10/01/2004 - 05/01/2033 (c)	62,020	64,617	2.6%
Federal Home Loan Bank
5.500% due 03/15/2015 (a)	377	382	0.0%
Freddie Mac
5.000% due 11/01/2018	9,676	9,962	0.4%
7.500% due 01/15/2023	9,337	9,893	0.4%
3.442% - 10.000% due 03/01/2007 - 04/15/2034 (c)	32,381	34,004	1.4%
Government National Mortgage Association
6.650% due 06/15/2040	15,650	18,020	0.7%
4.000% - 12.000% due 09/15/2004 - 11/15/2032 (c)	16,467	16,858	0.7%
Other U.S. Government Agencies (b)		4,756	0.2%

Total U.S. Government Agencies (Cost $673,354)		692,719	28.3%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007 (d)	16,129	17,780	0.7%
3.875% due 01/15/2009	32,857	38,179	1.6%
3.500% due 01/15/2011	15,320	17,872	0.7%
3.000% due 07/15/2012	32,853	37,405	1.5%
3.875% due 04/15/2029	30,525	42,125	1.7%
1.875% - 4.250% due 01/15/2010 - 07/15/2013	5,858	6,774	0.3%
Other U.S. Treasury Obligations (c)		1,216	0.1%

Total U.S. Treasury Obligations (Cost $149,527)		161,351	6.6%

MORTGAGE-BACKED SECURITIES
GSMPS Mortgage Loan Trust
7.000% due 07/25/2043	14,210	15,284	0.6%
Other Mortgage-Backed Securities (b)		44,193	1.8%

Total Mortgage-Backed Securities (Cost $58,917)		59,477	2.4%

ASSET-BACKED SECURITIES
Amortizing Residential Collateral Trust
1.360% due 06/25/2032 (a)	8,442	8,429	0.3%
Bear Stearns Asset-Backed Securities, Inc.
1.540% due 03/25/2043 (a)	9,080	9,107	0.4%
EMC Mortgage Loan Trust
1.460% due 05/25/2040 (a)	8,500	8,531	0.3%
Other Asset-Backed Securities (b)		16,579	0.7%

Total Asset-Backed Securities (Cost $42,409)		42,646	1.7%

PREFERRED SECURITY
	Shares

DG Funding Trust
3.413% due 12/29/2049 (a)	1,568	16,699	0.7%

Total Preferred Security (Cost $16,522)		16,699	0.7%

SHORT-TERM INSTRUMENTS
	Principal Amount (000s)

Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 05/28/2004	$48,000	48,000	1.9%
Citibank New York N.A.
1.030%1.040% due 05/05/2004 - 06/10/2004 (c)	48,800	48,725	2.0%

		96,725	3.9%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	173

Summary Schedule of Investments (Cont.)

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Commercial Paper
Fannie Mae
0.990% - 1.075% due 04/01/2004 - 07/01/2004 (c)	$388,400	$387,782	15.9%
Federal Home Loan Bank
0.900% - 1.015% due 04/01/2004 - 05/28/2004 (c)	206,100	205,908	8.4%
Freddie Mac
0.995% - 1.040% due 04/20/2004 - 06/15/2004 (c)	203,000	202,831	8.3%
General Electric Capital Corp.
1.040% due 05/11/2004	20,000	19,977	0.8%
Other Commercial Paper (b)		3,379	0.1%

		819,877	33.5%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,251. Repurchase proceeds are $4,167.)	4,167	4,167	0.2%

U.S. Treasury Bills
1.028% due 01/25/2001-06/17/2004 (c)(d)(e)	346,000	345,539	14.1%

Total Short-Term Instruments (Cost $1,266,423)		1,266,308	51.7%

Total Investments (Cost $2,453,473)		$2,493,170	101.8%

Written Options (h)		(3,740)	(0.2)%
(Premiums $4,016)

Other Assets and Liabilities (Net)		(39,454)	(1.6)%

Net Assets		$2,449,976	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $28,706 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar March Long Futures	03/2005	379	$564
Eurodollar March Long Futures	03/2006	21	(6)
Eurodollar March Long Futures	03/2008	62	89
Eurodollar June Long Futures	06/2005	437	610
Eurodollar June Long Futures	06/2008	62	84
Eurodollar September Long Futures	09/2005	345	501
Eurodollar September Long Futures	09/2008	62	80
Eurodollar December Long Futures	12/2004	278	560
Eurodollar December Long Futures	12/2005	292	380
Eurodollar December Long Futures	12/2008	62	78
U.S. Treasury 5-Year Note Long Futures	06/2004	1,666	1,312
U.S. Treasury 10-Year Note Long Futures	06/2004	4,624	7,180

			$11,432

(e)	Securities with an aggregate market value of $250 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Principal amount of security is adjusted for inflation.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$4,100	$2
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 07/01/2004	2,000	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	2,000	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	2,700	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	1,500	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	4,900	0
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	99,900	3,704
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Bank of America Exp. 06/16/2009	156,700	5,829

		$9,535

174	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note June Futures	$113.000	05/21/2004	11	$15	$33
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	116	117	118
Put - CME Eurodollar June Futures	98.000	06/14/2004	592	390	7

				$522	$158

Name of Issuer	Counterparty	Exercise Price		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	$9,600	$391	$1,155
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	9,600	391	13
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.200	%*	11/02/2004	32,300	1,014	2,386
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.700	%**	11/02/2004	52,300	1,698	28

						$3,494	$3,582

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	6.000	02/15/2026	$60,200	$69,813	$68,386
U.S. Treasury Note	6.250	05/15/2030	9,800	11,835	11,657
U.S. Treasury Note	5.375	02/15/2031	13,700	14,937	15,154

				$96,585	$95,197

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	175

Summary Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
General Motors Acceptance Corp.
1.820% due 05/17/2004 (a)		$10,400	$10,405	0.8%
1.401% - 2.370% due 04/05/2004 - 10/20/2005 (b)		6,700	6,704	0.5%
Residential Reinsurance Ltd.
6.163% due 06/01/2004 (a)		4,200	4,222	0.3%
Royal Bank of Scotland PLC
7.648% due 08/31/2049		3,800	4,610	0.4%
Other Banking & Finance (c)			18,713	1.4%

			44,654	3.4%

Industrials
DaimlerChrysler North America Holding Corp.
1.631% due 08/02/2004 (a)		6,000	6,005	0.4%
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028		8,400	7,896	0.6%
Other Industrials (c)			8,169	0.6%

			22,070	1.6%

Utilities
Total Utilities (c)			11,546	0.9%

Total Corporate Bonds & Notes (Cost $76,042)			78,270	5.9%

MUNICIPAL BONDS & NOTES
Clark County, Nevada General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 06/01/2032		10,000	10,347	0.8%
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2033		9,900	10,310	0.8%
Wylie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 08/15/2027		4,740	4,890	0.3%
Other Municipal Bonds & Notes (c)			38,198	2.9%

Total Municipal Bonds & Notes (Cost $62,591)			63,745	4.8%

U.S. GOVERNMENT AGENCIES
Fannie Mae
5.500% due 09/01/2017		4,741	4,946	0.4%
5.500% due 12/01/2017		8,281	8,639	0.7%
5.000% due 06/01/2018		5,263	5,417	0.4%
5.500% due 04/15/2034		15,500	15,883	1.2%
6.000% due 04/15/2034		28,000	29,146	2.1%
1.000% - 9.000% due 07/01/2005 - 12/01/2033 (b)		43,609	45,742	3.4%
Federal Housing Administration
7.430% due 01/25/2023		6,448	6,548	0.5%
Freddie Mac
7.000% due 02/15/2027		7,027	7,409	0.6%
6.500% due 05/15/2032		28,155	29,988	2.3%
3.442% - 8.000% due 02/01/2006 - 04/01/2033 (b)		13,186	13,676	1.0%
Government National Mortgage Association
3.500% due 02/20/2032 (a)		7,855	7,886	0.6%
7.400% due 12/15/2040		6,912	8,059	0.6%
1.690% - 10.250% due 02/15/2017 - 07/15/2033 (b)		7,661	7,824	0.6%
Other U.S. Government Agencies (c)			6,790	0.5%

Total U.S. Government Agencies (Cost $193,617)			197,953	14.9%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (e)
3.875% due 01/15/2009		24,614	28,602	2.2%
3.500% due 01/15/2011		7,341	8,564	0.6%
3.000% due 07/15/2012		37,693	42,916	3.2%
3.875% due 04/15/2029		7,322	10,104	0.8%
1.875% - 4.250% due 01/15/2007 - 07/15/2013 (b)(d)		7,928	9,001	0.7%
Other U.S. Treasury Obligations (c)			2,273	0.2%

Total U.S. Treasury Obligations (Cost $94,565)			101,460	7.7%

MORTGAGE-BACKED SECURITIES
Bear Stearns Adjustable Rate Mortgage Trust
4.829% due 12/25/2033 (a)		7,096	7,233	0.5%
5.334% - 5.667% due 10/25/2032 - 01/25/2033 (b)		3,337	3,383	0.3%
GSMPS Mortgage Loan Trust
7.000% due 07/25/2043		7,038	7,570	0.6%
Residential Accredit Loans, Inc.
7.250% due 01/25/2026		141	141	0.0%
6.500% due 12/25/2028		15,508	15,843	1.2%
Residential Funding Mortgage Securities I, Inc.
5.604% due 09/25/2032 (a)		525	532	0.0%
Other Mortgage-Backed Securities (c)			17,335	1.3%

Total Mortgage-Backed Securities (Cost $51,210)			52,037	3.9%

ASSET-BACKED SECURITIES
Bear Stearns Asset-Backed Securities, Inc.
1.540% due 07/25/2033 (a)		3,930	3,942	0.3%
SLM Student Loan Trust
1.095% due 03/15/2028		12,000	12,007	0.9%
1.110% due 06/17/2030		4,900	4,903	0.4%
Other Asset-Backed Securities (c)			6,258	0.5%

Total Asset-Backed Securities (Cost $27,068)			27,110	2.1%

SOVEREIGN ISSUES
Republic of Brazil
2.000% due 04/15/2006 (a)		4,864	4,776	0.4%
11.000% due 08/17/2040		6,400	6,867	0.5%
2.000% - 11.500% due 03/12/2008 - 04/15/2014 (b)		4,344	4,511	0.3%
Republic of Panama
9.625% due 02/08/2011		3,980	4,756	0.4%
United Mexican States
8.300% due 08/15/2031		6,400	7,536	0.5%
Other Sovereign Issues (c)			14,111	1.1%

Total Sovereign Issues (Cost $36,664)			42,557	3.2%

FOREIGN CURRENCY-DENOMINATED ISSUES (k)(l)
Halifax Group Euro Finance
7.627% due 12/29/2049 (a)	EC	7,800	11,548	0.9%
Republic of Germany
5.250% due 01/04/2011		4,100	5,572	0.4%
Other Foreign Currency-Denominated Issues (c)			7,156	0.5%

Total Foreign Currency-Denominated Issues (Cost $20,333)			24,276	1.8%

PREFERRED SECURITY
		Shares

DG Funding Trust
3.413% due 12/29/2049 (a)		797	8,488	0.7%

Total Preferred Security (Cost $8,398)			8,488	0.7%

176	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

	Shares	Valu (000s)e	% of Net Assets

PREFERRED STOCK
Northern Rock PLC
8.000% due 12/31/2049	260,000	$6,506	0.5%
Other Preferred Stock (c)		163	0.0%

Total Preferred Stock (Cost $6,716)		6,669	0.5%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 05/28/2004	$25,500	25,500	1.9%
Citibank New York N.A.
1.030% - 1.040% due 06/04/2004 - 06/10/2004 (b)	25,800	25,752	2.0%

		51,252	3.9%

Commercial Paper
Anz (Delaware), Inc.
1.040% due 05/12/2004	5,800	5,793	0.4%
CBA (de) Finance
1.030% due 04/13/2004	6,700	6,698	0.5%
Danske Corp.
1.025% due 05/19/2004 - 06/22/2004 (b)	39,900	39,822	3.0%
European Investment Bank
1.015% - 1.020% due 04/15/2004 - 06/15/2004 (b)	10,600	10,588	0.8%
Fannie Mae
1.010% - 1.080% due 04/06/2004 - 07/20/2004 (b)	173,500	173,266	13.1%
Freddie Mac
1.000% - 1.040% due 04/13/2004 - 07/15/2004 (b)	178,333	178,138	13.5%
HBOS Treasury Services PLC
1.030% - 1.050% due 04/28/2004 - 06/24/2004 (b)	28,300	28,266	2.1%
KFW International Finance, Inc.
1.015% due 06/01/2004 - 06/10/2004 (b)	37,200	37,126	2.8%
Royal Bank of Scotland PLC
1.025% - 1.040% due 04/27/2004 - 05/10/2004 (b)	33,100	33,067	2.5%
UBS Finance, Inc.
1.020% - 1.095% due 04/01/2004 - 06/24/2004 (b)	34,500	34,458	2.6%
Westpac Capital Corp.
1.020% - 1.030% due 06/04/2004 - 07/16/2004 (b)	28,500	28,441	2.2%
Other Commercial Paper (c)		4,497	0.3%

		580,160	43.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/2007 valued at $7,408. Repurchase proceeds are $7,259.)	7,259	7,259	0.5%

U.S. Treasury Bills
0.714% due 04/15/2004 - 06/17/2004 (b)(d)(f)	124,785	124,653	9.4%

Total Short-Term Instruments (Cost $763,387)		763,324	57.6%

Total Investments (Cost $1,340,591)		$1,365,889	103.1%

Written Options (h) (Premiums $2,855)		(2,510)	(0.2)%

Other Assets and Liabilities (Net)		(38,144)	(2.9)%

Net Assets		$1,325,235	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respecitvely, as of March 31, 2004.
(d)	Securities with an aggregate market value of $7,870 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

Euribor Written Put Options Strike @ 97.500	09/2004	48	$14
Euribor Written Put Options Strike @ 97.000	12/2004	47	46
Euro-Bobl 5-Year Note Long Futures	06/2004	283	394
Euro-Bund 10-Year Note Long Futures	06/2004	80	141
Euribor June Long Futures	06/2005	334	498
Euribor September Long Futures	09/2005	321	374
Euribor December Long Futures	12/2005	509	309
Eurodollar March Long Futures	03/2005	74	116
Eurodollar March Long Futures	03/2008	27	39
Eurodollar June Long Futures	06/2005	90	127
Eurodollar June Long Futures	06/2008	27	37
Eurodollar September Long Futures	09/2005	49	73
Eurodollar September Long Futures	09/2008	27	35
Eurodollar December Long Futures	12/2004	89	148
Eurodollar December Long Futures	12/2005	58	95
Eurodollar December Long Futures	12/2008	27	34
U.S. Treasury 5-Year Note Long Futures	06/2004	505	377
U.S. Treasury 10-Year Note Long Futures	06/2004	2,080	3,218

			$6,075

(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $749 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/16/2011	BP 6,900	$9
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/16/2011	3,900	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017	1,300	(12)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017	600	(5)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	3,300	(13)

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	177

Summary Schedule of Investments (Cont.)

Total Return Fund III

March 31, 2004

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032	BP	11,700	$(31)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		600	(2)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	20,100	379
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		35,400	362
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008		14,400	23
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008		11,900	(26)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010		4,400	(25)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		26,700	(120)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		8,200	(39)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		1,000	23
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		7,400	165
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		21,200	318
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		900	(2)
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$1,900	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		600	1
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004		1,100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		1,100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004		1,400	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		800	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		2,700	0
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005		5,000	1
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005		400	5
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009		27,500	1,019
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Bank of America Exp. 06/16/2009		33,100	1,231

			$3,262

178	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

(h) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	170	$117	$11
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	14	7	2
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	380	71	65
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	6	8	18
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	7	8	16
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	136	102	210
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	388	314	394
Put - CME Eurodollar June Futures	98.000	06/14/2004	260	171	3

				$798	$719

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$7,000	$52	$75
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	4,600	187	553
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	4,600	187	6
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.200	%**	11/02/2004	15,400	484	1,138
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.700	%*	11/02/2004	35,400	1,147	19

						$2,057	$1,791

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bond	6.000	02/15/2026	$7,200	$8,350	$8,179
U.S. Treasury Bond	6.250	05/15/2030	15,400	18,598	18,244
U.S. Treasury Bond	5.375	02/15/2031	6,700	7,305	7,411

				$34,253	$33,834

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	179

Summary Schedule of Investments (Cont.)

Total Return Fund III

March 31, 2004

(j) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Net Unrealized Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized Appreciatio/ (Depreciation)

Buy	BR	793	04/2004	$3	$0	$3
Buy		830	05/2004	1	0	1
Buy		900	06/2004	1	0	1
Buy	CP	41,339	04/2004	1	0	1
Buy		188,821	05/2004	0	(1)	(1)
Buy		181,806	06/2004	0	(2)	(2)
Buy	EC	803	04/2004	11	0	11
Sell		21,926	04/2004	161	(1)	160
Buy	H$	2,142	04/2004	0	0	0
Buy		2,172	05/2004	0	0	0
Buy		2,332	06/2004	0	0	0
Buy	IR	20,666	06/2004	18	0	18
Buy	JY	1,803,334	05/2004	1,023	0	1,023
Buy	KW	319,275	04/2004	3	0	3
Buy		325,245	05/2004	3	0	3
Buy		354,000	06/2004	7	0	7
Buy	MP	2,951	05/2004	0	(4)	(4)
Buy		3,363	06/2004	0	(2)	(2)
Buy	PN	953	05/2004	0	0	0
Buy		1,044	06/2004	1	0	1
Buy	RR	7,827	04/2004	0	(1)	(1)
Buy		7,963	05/2004	0	(1)	(1)
Buy		8,562	06/2004	0	0	0
Buy	S$	464	04/2004	2	0	2
Buy		472	05/2004	3	0	3
Buy		511	06/2004	5	0	5
Buy	SR	1,845	05/2004	15	0	15
Buy		2,058	06/2004	20	0	20
Buy	SV	9,045	05/2004	1	0	1
Buy		10,029	06/2004	4	0	4
Buy	T$	9,250	05/2004	2	0	2
Buy		9,963	06/2004	3	0	3

				$1,288	$(12)	$1,276

(k) Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

180	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

Total Return Mortgage Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

U.S. GOVERNMENT AGENCIES

Fannie Mae
2.160% due 07/01/2011 (b)	$2,281	$2,304	0.9%
5.000% due 09/01/2018	3,653	3,760	1.5%
5.000% due 10/01/2018	6,664	6,860	2.7%
5.000% due 11/01/2018	12,650	13,021	5.1%
5.000% due 02/01/2019	5,653	5,818	2.3%
5.000% due 03/01/2019	15,085	15,529	6.1%
5.000% due 04/20/2019	13,000	13,366	5.2%
1.160% due 08/25/2023 (b)	2,224	2,226	0.9%
6.500% due 08/01/2032	2,266	2,382	0.9%
5.500% due12/01/2033	17,350	17,791	6.9%
5.500% due 04/15/2034	40,700	41,705	16.3%
6.500% due 04/15/2034	6,000	6,304	2.5%
5.500% due 05/13/2034	11,000	11,241	4.4%
0.000% - 9.000% due 05/01/2006-02/01/2034 (c)	20,138	20,357	8.0%
Federal Housing Administration
5.022% due 10/25/2022	1,790	1,818	0.7%
7.430% due 06/01/2019-06/01/2022 (c)	1,761	1,788	0.7%
Freddie Mac
5.500% due 02/01/2018	6,027	6,289	2.5%
5.000% due 04/15/2034	3,000	3,015	1.2%
5.500% due 04/15/2034	23,000	23,575	9.2%
6.000% due 04/15/2034	4,000	4,158	1.6%
3.071% - 8.000% due 06/15/2008 - 05/01/2032 (c)	4,111	4,278	1.7%
Government National Mortgage Association
1.290% due 02/16/2032 (b)	2,278	2,279	0.9%
1.340% due 08/16/2032 (b)	4,017	4,020	1.6%
5.500% due 03/15/2033	3,318	3,417	1.3%
5.500% due 01/15/2034	3,936	4,053	1.6%
5.500% due 04/22/2034	5,000	5,278	2.1%
5.500% due 05/15/2034	2,229	2,376	0.9%
5.500% due 07/15/2034	8,681	8,940	3.5%
4.375% - 7.500% due 02/20/2017 - 04/22/2034 (c)	4,058	4,146	1.6%

Total U.S. Government Agencies (Cost $240,573)		242,094	94.8%

MORTGAGE-BACKED SECURITIES

Ameriquest Mortgage Securities, Inc.
1.570% due 02/25/2034 (b)	2,305	2,249	0.9%
Chevy Chase Funding LLC
1.372% due 01/25/2035 (b)	2,000	1,997	0.8%
CS First Boston Mortgage Securities Corp.
1.437% - 7.000% due 08/25/2004 - 08/25/2033 (c)	5,180	4,226	1.7%
Prime Mortgage Trust
5.000% due 02/25/2019	2,647	2,701	1.0%
Structured Asset Securities Corp.
1.190% - 6.250% due 04/15/2027 - 04/25/2033 (c)	4,220	4,224	1.7%
Other Mortgage-Backed Securities (a)		8,481	3.3%

Total Mortgage-Backed Securities (Cost $24,057)		23,878	9.4%

ASSET-BACKED SECURITIES

Ameriquest Mortgage Securities, Inc.
5.000% due 02/25/2006 (f)	60,844	3,466	1.3%
1.400% - 1.500% due 05/25/2032 - 03/25/2033 (c)	1,512	1,518	0.6%
Chase Credit Card Master Trust
1.430% due 09/15/2006 (b)	4,600	4,604	1.8%
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	2,300	1,956	0.8%
Countrywide Asset-Backed Certificates
1.190% due 11/25/2023 (b)	2,000	2,000	0.8%
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (b)	1,971	2,012	0.8%
Fremont Home Loan Trust
1.430% due 02/25/2033 (b)	1,663	1,666	0.6%
Renaissance Home Equity Loan Trust
1.530% due 08/25/2033 (b)	2,698	2,713	1.1%
1.470% due 12/25/2032 (b)	1,286	1,285	0.5%
Residential Asset Mortgage Products, Inc.
1.641% due 04/25/2034 (b)	1,934	1,946	0.8%
Specialty Underwriting & Residential Finance
1.430% due 01/25/2034 (b)	2,023	2,026	0.8%
Terwin Mortgage Trust
2.000% due 03/25/2035	2,373	2,373	0.9%
1.670% due 09/25/2033 (b)	1,641	1,642	0.6%
Other Asset-Backed Securities (a)		12,891	5.1%

Total Asset-Backed Securities (Cost $42,081)		42,098	16.5%

SHORT-TERM INSTRUMENTS

Commercial Paper
Anz (Delaware), Inc.
1.030% due 06/22/2004	4,100	4,090	1.6%
Fannie Mae
1.000% - 1.030% due 07/01/2004	6,387	6,370	2.5%
General Electric Capital Corp.
1.040% due 07/08/2004	7,000	6,980	2.7%
HBOS Treasury Services PLC
1.030% due 06/21/2004	7,000	6,984	2.7%
KFW International Finance, Inc.
1.015% due 06/08/2004	7,000	6,986	2.8%
Pfizer, Inc.
1.010% due 06/15/2004	7,000	6,985	2.7%
Royal Bank of Scotland PLC
1.020% due 04/27/2004	2,000	1,999	0.8%
UBS Finance, Inc.
1.025% due 06/23/2004	7,000	6,983	2.7%
Other Commercial Paper (a)		1,696	0.7%

		49,073	19.2%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004	632	632	0.2%

(Dated 03/31/2004. Collateralized by Freddie Mac 5.250% due 01/15/2006 valued at $649. Repurchase proceeds are $632.)
U.S. Treasury Bills
1.009% due 04/29/2004-06/17/2004 (c)(e)	8,050	8,042	3.2%

Total Short-Term Instruments (Cost $57,749)		57,747	22.6%

Total Investments (Cost $364,460)		$365,817	143.3%

Written Options (h) (Premiums $578)		(540)	(0.2)%
Other Assets and Liabilities (Net)		(110,052)	(43.1)%

Net Assets		$255,225	100.0%

See accompanying notes | 03.31.04 | PIMCO Funds Annual Report	181

Summary Schedule of Investments (Cont.)

Total Return Mortgage Fund

March 31, 2004

Notes to Summary Schedule of Investments (amounts in thousands):

(a)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(b)	Variable rate security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.560%.
Counterparty: Bear Stearns & Co., Inc. Exp. 04/01/2004	$5,000	$0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	3,100	0
Receive floating rate based on 3-month LIBOR with 6.940% interest rate cap and paid a premium amount of $119.
Counterparty: Lehman Brothers, Inc. Exp. 07/01/2011	3,000	(47)
The Fund paid initial exchange amount of $900 and receives interest and paydown on FFCA Secured Lending Corp. 8.180% due 09/18/2027.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/18/2027	3,000	(36)

		$(83)

(e)	Securities with an aggregate market value of $499 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Interest only security.
(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	04/15/2034	$4,000	$4,164	$4,153
Fannie Mae	5.000	05/13/2034	5,000	5,006	5,030
Fannie Mae	6.000	05/13/2034	10,000	10,391	10,374

				$19,561	$19,557

(h)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call -OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$20,000	$336	$395
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	20,000	242	145

						$578	$540

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	The aggregate value of fair valued securities is $472, which is 0.18% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

182	PIMCO Funds Annual Report | 03.31.04 | See accompanying notes

Notes to Financial Statements

March 31, 2004

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”), 40 of which are presented herein. The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the All Asset, All Asset All Authority, CommodityRealReturn Strategy, Convertible, European Convertible, European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, StocksPLUS TR Short Strategy and StocksPLUS Total Return Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the All Asset, All Asset All Authority, CommodityRealReturn Strategy, Convertible, European Convertible, European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, StocksPLUS TR Short Strategy and StocksPLUS Total Return Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

03.31.04 | PIMCO Funds Annual Report	183

Notes to Financial Statements (Cont.)

March 31, 2004

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except All Asset, All Asset All Authority, CommodityRealReturn Strategy, Convertible, European Convertible, European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, StocksPLUS TR Short Strategy and StocksPLUS Total Return Funds, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the All Asset, All Asset All Authority, CommodityRealReturn Strategy, Convertible, European Convertible, European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, StocksPLUS TR Short Strategy and StocksPLUS Total Return Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by a Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statements of Operations. If the counterparty to whom a Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. A Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31,2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strateagy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures

184	PIMCO Bond Funds Annual Report | 03.31.04

contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment-in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require an adjustment in an amount equal to the accrued interest to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans

03.31.04 | PIMCO Funds Annual Report	185

Notes to Financial Statements (Cont.)

March 31, 2004

on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Funds are included as part of miscellaneous income on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Funds’ net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statements of Operations. The Funds have not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

Underlying PIMS Funds. The Underlying PIMS Funds are the Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset and All Asset All Authority Funds will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy and StocksPLUS TR Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of the Funds’ asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets of each Fund. The Advisory Fee for all classes is charged at an annual rate as noted in the following table.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying PIMS Funds in which the All Asset and All Asset All Authority Funds invest. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% for the All Asset Fund and 0.25% for the All Asset All Authority Fund based on average daily net assets.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

186	PIMCO Bond Funds Annual Report | 03.31.04

Notes to Financial Statements (Cont.)

March 31, 2004

	Investment Advisory Fee		Administration Fee

Fund	All Classes		Institutional Class	Administrative Class	A, B, and C Classes		Class D	Class R

All Asset All Authority Fund	0.25	%(7)	0.05%	N/A	N/A		N/A	N/A
All Asset Fund	0.20	%(1)	0.05%	0.05%	0.45%		0.45%	N/A
California Intermediate Municipal Bond Fund	0.25%		0.22%	0.22%	0.40	%(5)	0.35%	N/A
California Municipal Bond Fund	0.25%		0.22%	0.22%	0.40	%(5)	0.35%	N/A
CommodityRealReturn Strategy Fund	0.49%		0.25%	0.25%	0.50%		0.50%	N/A
Convertible Fund	0.40%		0.25%	0.25%	N/A		N/A	N/A
Diversified Income Fund	0.45%		0.30%	N/A	0.50%		0.50%	N/A
Emerging Markets Bond Fund	0.45%		0.40%	0.40%	0.55%		0.55%	N/A
European Convertible Fund	0.50%		0.25%	N/A	N/A		N/A	N/A
European StocksPLUS TR Strategy Fund	0.55%		0.30%	N/A	N/A		N/A	N/A
Far East (Ex-Japan) StocksPLUS TR Strategy Fund	0.55%		0.30%	N/A	N/A		N/A	N/A
Foreign Bond Fund	0.25%		0.25%	0.25%	0.45%		0.45%	0.45%
Global Bond Fund	0.25%		0.30%	0.30%	N/A		N/A	N/A
Global Bond Fund II	0.25%		0.30%	0.30%	0.45%		N/A	N/A
GNMA Fund	0.25%		0.25%	N/A	0.40	%(4)	0.40%	N/A
High Yield Fund	0.25%		0.25%	0.25%	0.40%		0.40%	0.40%
International StocksPLUS TR Strategy Fund	0.55%		0.30%	N/A	0.55%		0.55%	N/A
Investment Grade Corporate Bond Fund	0.25%		0.25%	0.25%	N/A		N/A	N/A
Japanese StocksPLUS TR Strategy Fund	0.55%		0.30%	N/A	N/A		N/A	N/A
Long-Term U.S. Government Fund	0.25%		0.25%	0.25%	0.40%		N/A	N/A
Low Duration Fund	0.25%		0.18%	0.18%	0.40%		0.25%	0.40%
Low Duration Fund II	0.25%		0.25%	0.25%	N/A		N/A	N/A
Low Duration Fund III	0.25%		0.25%	0.25%	N/A		N/A	N/A
Moderate Duration Fund	0.25%		0.20%	N/A	N/A		N/A	N/A
Money Market Fund	0.15%		0.20%	0.20%	0.40	%(5)(6)	N/A	N/A
Municipal Bond Fund	0.25%		0.24%	0.24%	0.40	%(5)	0.35%	N/A
New York Municipal Bond Fund	0.25%		0.22%	N/A	0.40	%(5)	0.35%	N/A
Real Return Asset Fund	0.40	%(2)	0.25%	N/A	N/A		N/A	N/A
Real Return Fund	0.25%		0.20%	0.20%	0.40%		0.40%	0.40%
Real Return Fund II	0.25%		0.20%	N/A	N/A		N/A	N/A
RealEstateRealReturn Strategy Fund	0.49%		0.25%	N/A	0.50%		0.50%	N/A
Short Duration Municipal Income Fund	0.20%		0.19%	0.19%	0.40	%(5)	0.35%	N/A
Short-Term Fund	0.25%		0.20%	0.20%	0.40	%(5)	0.25%	0.40%
StocksPLUS Fund	0.40%		0.25%	0.25%	0.40%		0.40%	0.40%
StocksPLUS TR Short Strategy Fund	0.49	%(3)	0.25%	N/A	N/A		N/A	N/A
StocksPLUS Total Return Fund	0.49%		0.25%	N/A	0.45%		0.45%	N/A
Total Return Fund II	0.25%		0.25%	0.25%	N/A		N/A	N/A
Total Return Fund III	0.25%		0.25%	0.25%	N/A		N/A	N/A
Total Return Mortgage Fund	0.25%		0.25%	0.25%	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, for the All Asset Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not to exceed three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(2)	Effective October 1, 2002, the investment advisory fee for the Real Return Asset Fund was reduced to an annual rate of 0.40%.
(3)	Prior to August 20, 2003, the investment advisory fee of the StocksPLUS TR Short Strategy Fund was 0.40%.
(4)	Effective December 1, 2002, the Administrative Fee for the GNMA Fund was reduced by 0.10% to 0.40% per annum.
(5)	Effective January 1, 2003, the Administrative Fee for the California Intermediate Municipal Bond, California Municipal Bond, Money Market, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds was increased by 0.05% to 0.40% per annum.
(6)	Effective November 7, 2002 through March 31, 2004, the Administrative Fee for the Money Market Fund Class B shares was voluntarily waived by the Administrator.
(7)	PIMCO has contractually agreed, for the All Asset All Authority Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.69%. PIMCO may recoup these waivers in future periods, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.

03.31.04 | PIMCO Funds Annual Report	187

Notes to Financial Statements (Cont.)

March 31, 2004

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the European StocksPLUS TR Strategy Fund, Far East (ex-Japan) StocksPLUS TR Strategy Fund, International StocksPLUS TR Strategy Fund and Japanese StocksPLUS TR Strategy Fund will be subject to a “Redemption Fee” on redemptions and exchanges equal to 2.00% of the net asset value of the shares redeemed or exchanged. Investors in Institutional Class and Administrative Class shares of the StocksPLUS TR Short Strategy Fund will be subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will be charged only on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60-day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed 40 days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Trust may waive Redemption Fees at its sole discretion.

Special Redemption Fees for the CommodityRealReturn Strategy Fund. The CommodityRealReturn Strategy Fund imposes a fee of 0.25%, payable to the Fund, on redemption and exchange orders. The Trust will waive the fee on any redemption or exchange order received directly by the Trust, prior to 1:00 p.m. Eastern time, from shareholders that hold their shares directly with the Trust. Redemption and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the redemption fee against such shareholders will not be subject to the redemption fee. The Trust may eliminate or modify the redemption fee or waivers at any time.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
Money Market Fund	—	0.10
All other Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
Low Duration, Municipal Bond, Real Return and StocksPLUS Funds	0.50	0.25
Short Duration Municipal Income and	0.30	0.25
Short-Term Funds	—	0.10
Money Market Fund	0.75	0.25
All other Funds	0.25	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2004, PAD received $46,573,045 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of All Asset, All Asset All Authority, California Intermediate Municipal Bond, California Municipal Bond, CommodityRealReturn Strategy, Convertible, Diversified Income, European StocksPLUS TR Strategy, European Convertible, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy, Investment Grade Corporate Bond, Japanese StocksPLUS TR Strategy, New York Municipal Bond, RealEstateRealReturn Strategy, Real Return Asset, Real Return II, Short Duration Municipal Income, StocksPLUS Total Return and StocksPLUS TR Short Strategy Funds administrative fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus

188	PIMCO Funds Annual Report | 03.31.04

Notes to Financial Statements (Cont.)

March 31, 2004

0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D

All Asset Fund	0.25%	0.25%	0.90%	1.65%	1.65%	0.90%
All Asset All Authority Fund	0.99%	—	—	—	—	—
California Intermediate Municipal Bond Fund	0.47%	0.72%	0.90%	—	—	0.85%
California Municipal Bond Fund	0.47%	0.72%	0.90%	—	—	0.85%
CommodityRealReturn Strategy Fund	0.74%	0.99%	1.24%	1.99%	1.99%	1.24%
Convertible Fund	0.65%	0.90%	—	—	—	—
Diversified Income Fund	0.75%	1.00%	1.20%	1.95%	1.95%	1.20%
European StocksPLUS TR Strategy Fund	0.85%	—	—	—	—	—
European Convertible Fund	0.75%	—	—	—	—	—
Far East (ex-Japan) StocksPLUS TR Strategy Fund	0.85%	—	—	—	—	—
International StocksPLUS TR Strategy Fund	0.85%	—	1.35%	2.10%	2.10%	1.35%
Investment Grade Corporate Bond Fund	0.50%	0.75%	—	—	—	—
Japanese StocksPLUS TR Strategy Fund	0.85%	—	—	—	—	—
New York Municipal Bond Fund	0.47%	—	0.90%	—	—	1.85%
RealEstateRealReturn Strategy Fund	0.74%	—	1.24%	1.99%	1.99%	1.24%
Real Return Asset Fund	0.65%	—	—	—	—	—
Real Return Fund II	0.45%	—	—	—	—	—
Short Duration Municipal Income Fund	0.39%	0.64%	0.85%	—	1.15%	0.80%
StocksPLUS Total Return Fund	0.74%	—	1.19%	1.94%	1.94%	1.19%
StocksPLUS TR Short Strategy Fund	0.74%	—	—	—	—	—

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	03/31/2002	03/31/2003	03/31/2004

All Asset All Authority Fund	$0	$0	$79
All Asset Fund	0	16	199
California Intermediate Municipal Bond Fund	0	1	1
CommodityRealReturn Strategy Fund	0	163	0
Diversified Income Fund	0	0	12
European StocksPLUS TR Strategy Fund	0	0	10
Far East (Ex-Japan) StocksPLUS TR Strategy Fund	0	0	10
International StocksPLUS TR Strategy Fund	0	0	16
Japanese StocksPLUS TR Strategy Fund	0	0	10
RealEstateRealReturn Strategy Fund	0	0	22
StocksPLUS Total Return Fund	0	9	7
StocksPLUS TR Short Strategy Fund	0	0	28

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Fund

Investing in the Underlying PIMS Funds through the All Asset and All Asset All Authority Funds involve certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMS Funds. Under certain circumstances, an Underlying PIMS Fund may pay a redemption request by the All Asset and All Asset All Authority Funds wholly or partly by a distribution in kind of securities from its portfolio instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying PIMS Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMS Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMS Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. There Underlying PIMS Funds also may engage in reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMS Funds may invest in below-investment grade debt, debt obligations of foreign investment funds or trusts, foreign derivatives securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

5. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves

03.31.04 | PIMCO Funds Annual Report	189

Notes to Financial Statements (Cont.)

March 31, 2004

correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004 were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales
All Asset All Authority Fund	$0	$0	$71,483	$14,466
All Asset Fund	0	0	2,324,974	742,193
California Intermediate Municipal Bond Fund	2,547	2,569	182,739	214,376
California Municipal Bond Fund	0	0	24,299	23,758
CommodityRealReturn Strategy Fund	7,203,762	3,011,988	80,137	16,569
Convertible Fund	3,401	4,114	56,550	58,346
Diversified Income Fund	0	0	628,901	78,170
Emerging Markets Bond Fund	0	0	5,072,203	4,602,062
European Convertible Bond Fund	0	364	119,189	19,531
European StocksPLUS TR Strategy Fund	1,309	182	1,401	789
Far East (Ex-Japan) StocksPLUS TR Strategy Fund	1,253	163	1,124	720
Foreign Bond Fund	8,033,872	8,050,691	4,174,254	4,098,166
Global Bond Fund	3,027,144	3,069,484	1,603,884	1,380,825
Global Bond Fund II	656,008	662,249	365,249	355,488
GNMA Fund	7,581,872	7,372,858	2,877	3,319
High Yield Fund	176,158	156,241	8,399,068	7,183,456
International StocksPLUS TR Strategy Fund	3,307	0	4,206	1,414
Investment Grade Corporate Bond Fund	1,256	3,310	44,765	37,025
Japanese StocksPLUS TR Strategy Fund	1,084	158	491	210
Long-Term U.S. Government Fund	5,223,541	5,195,397	237,544	114,340
Low Duration Fund	19,732,680	19,636,817	1,306,563	2,059,787
Low Duration Fund II	941,249	811,718	70,059	122,474
Low Duration Fund III	97,579	80,608	12,922	18,855
Moderate Duration Fund	1,660,522	1,287,314	146,320	559,924
Municipal Bond Fund	4,966	5,336	423,880	455,016
New York Municipal Bond Fund	637	643	31,679	26,900
Real Return Asset Fund	1,413,275	1,236,515	144,330	118,516
Real Return Fund	35,626,630	31,406,221	825,707	390,547
Real Return Fund II	100,836	63,613	1,350	750
RealEstateRealReturn Strategy Fund	525,744	226,481	2,289	100
Short Duration Municipal Income Fund	0	0	1,064,845	925,229
Short-Term Fund	3,816,024	3,662,522	1,772,265	1,582,524
StocksPLUS Fund	613,899	1,313,783	738,719	496,931
StocksPLUS Total Return Fund	57,839	41,749	117,847	37,683
StocksPLUS TR Short Strategy Fund	5,671	3,400	991	575
Total Return Fund II	4,092,208	3,634,777	194,312	690,077
Total Return Fund III	1,048,009	676,223	230,036	627,875
Total Return Mortgage Fund	4,743,432	4,688,813	78,334	17,877

6. Line of Credit

On October 31, 2003, the All Asset All Authority Fund (the “Fund”) entered into a revolving credit agreement with Citibank N.A. Under this agreement, there is a maximum available commitment amount equal to $100 million. The initial available commitment amount is $5 million, and may be increased upon written request in amounts at least equal to $5 million. Borrowings under this agreement bear interest at a specified spread above the daily Federal Funds Rate, plus a commitment fee on the average daily unused balance of the available commitment. The daily unused balance refers to the available commitment then in effect minus the outstanding principal amount of advances. Borrowings outstanding as of March 31, 2004 are disclosed as demand loan payable to bank on the Statement of Assets and Liabilities. As of March 31, 2004, the Fund was paying interest at 1.73%. Interest and commitment fees paid by the Fund in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations.

The Fund’s borrowing activity under the agreement for the fiscal year ended March 31, 2004 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Commitment Fees	Outstanding Principal as of March 31, 2004
$5,502	$12,941	$39	$3	$8,100

190	PIMCO Funds Annual Report | 03.31.04

7. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Commodity RealReturn Strategy Fund	Diversified Income Fund	Emerging Markets Bond Fund	Foreign Bond Fund	Global Bond Fund	Global Bond Fund II
	Premium
Balance at 03/31/2003	$0	$0	$0	$0	$0	$8,159	$3,218	$695
Sales	957	162	1,890	639	249	8,278	2,898	913
Closing Buys	(470)	(31)	0	0	0	(4,576)	(1,863)	(459)
Expirations	(268)	(86)	(88)	(54)	(249)	(2,842)	(1,135)	(368)

Balance at 03/31/2004	$219	$45	$1,802	$585	$0	$9,019	$3,118	$781

	GNMA Fund	High Yield Fund	Investment Grade Corporate Bond Fund	Long-Term US Governemnt Fund	Low Duration Fund	Low Duration Fund II	Low Duration Fund III
	Premium
Balance at 03/31/2003	$0	$17,926	$25	$3,297	$8,191	$529	$45
Sales	1,935	16,967	76	6,756	5,816	420	77
Closing Buys	(1,068)	(6,826)	(46)	(4,296)	(3,195)	(494)	(9)
Expirations	0	(3,175)	(16)	(3,861)	(6,434)	(187)	(48)

Balance at 03/31/2004	$867	$24,892	$39	$1,896	$4,378	$268	$65

	Moderate Duration Fund	Municipal Bond Fund	New York Municipal Bond Fund	Real Return Asset Fund	Real Return Fund	Real Return Fund II	RealEstate- RealReturn Strategy Fund
	Premium
Balance at 03/31/2003	$925	$0	$0	$0	$2,603	$0	$0
Sales	355	3,528	198	550	23,462	125	43
Closing Buys	(577)	(1,552)	(64)	0	(1,426)	0	0
Expirations	(484)	(1,209)	(87)	(44)	(7,701)	(5)	0

Balance at 03/31/2004	$219	$767	$47	$506	$16,938	$120	$43

	Short Duration Municipal Income Fund	Short-Term Fund	StocksPLUS Fund	StocksPLUS Total Return Fund	StocksPLUS TR Short Strategy Fund	Total Return Fund II
	Premium
Balance at 03/31/2003	$0	$12,486	$354	$4	$0	$6,655
Sales	3,923	1,589	2,638	182	2	6,322
Closing Buys	(1,978)	(1,053)	(477)	(71)	0	(814)
Expirations	(1,202)	(3,585)	(1,473)	(104)	(2)	(8,147)

Balance at 03/31/2004	$743	$9,437	$1,042	$11	$0	$4,016

	Total Returns Fund III	Total Return Mortgage Fund
	Premium
Balance at 03/31/2003	$3,117	$0
Sales	3,792	1,374
Closing Buys	(1,507)	(592)
Expirations	(2,547)	(204)

Balance at 03/31/2004	$2,855	$578

03.31.04 | PIMCO Funds Annual Report	191

Notes to Financial Statements (Cont.)

March 31, 2004

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	All Asset All Authority Fund		All Asset Fund				California Intermediate Municipal Bond Fund

	Period from 10/31/2003 to 03/31/2004		Year Ended 03/31/2004		Period from 07/31/2002 to 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,424	$57,120	81,814	$991,498	15,611	$174,182	1,959	$19,973	3,770	$38,932
Administrative Class	0	0	710	8,186	1	10	16	165	714	7,381
Other Classes	0	0	65,514	801,023	0	0	1,988	20,227	6,093	62,909
Issued as reinvestment of distributions
Institutional Class	16	165	2,114	25,651	97	1,056	272	2,761	412	4,250
Administrative Class	0	0	27	323	0	0	8	82	11	111
Other Classes	0	0	641	7,747	0	0	131	1,320	140	1,442
Cost of shares redeemed
Institutional Class	(23)	(243)	(17,670)	(212,196)	(2,122)	(23,791)	(3,808)	(38,646)	(3,683)	(38,028)
Administrative Class	0	0	(1)	(17)	0	0	(167)	(1,701)	(534)	(5,529)
Other Classes	0	0	(2,587)	(31,467)	0	0	(3,345)	(33,702)	(2,322)	(23,925)

Net increase (decrease) resulting from Fund share transactions	5,417	$57,042	130,562	$1,590,748	13,587	$151,457	(2,946)	$(29,521)	4,601	$47,543

	Emerging Markets Bond Fund				European Convertible Fund				European StocksPLUS TR Strategy Fund		Fax East (ex-Japan) StocksPLUS TR Strategy Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Period from 10/30/2003 to 03/31/2004		Period from 10/30/2003 to 03/31/2004

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	85,898	$924,593	45,907	$426,153	11,935	$144,423	49	$482	891	$9,284	800	$8,570
Administrative Class	5,557	59,232	5,271	50,418	0	0	0	0	0	0	0	0
Other Classes	74,290	800,884	34,925	327,863	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	6,917	72,695	2,336	21,324	142	1,736	9	93	21	210	0	0
Administrative Class	242	2,558	144	1,319	0	0	0	0	0	0	0	0
Other Classes	5,308	55,667	838	7,680	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(64,527)	(694,194)	(22,377)	(203,056)	(4,007)	(48,715)	(161)	(1,550)	(185)	(1,921)	(72)	(779)
Administrative Class	(8,014)	(86,855)	(3,475)	(32,834)	0	0	0	0	0	0	0	0
Other Classes	(44,782)	(482,129)	(15,491)	(141,685)	0	0	(1)	(10)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	60,889	$652,451	48,078	$457,182	8,070	$97,444	(104)	$(985)	727	$7,573	728	$7,791

192	PIMCO Bond Funds Annual Report | 03.31.04

	California Municipal Bond Fund				CommodityRealReturn Strategy Fund				Convertible Fund				Diversified Income Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Period from 06/28/2002 to 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Period from 07/31 /2003 to 03/31/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	142	$1,446	441	$4,612	114,968	$1,640,345	17,105	$208,023	2,902	$34,186	231	$2,167	63,404	$675,042
Administrative Class	0	0	293	3,028	1,792	26,835	1	10	84	1,032	0	0	0	0
Other Classes	228	2,341	598	6,198	151,151	2,178,312	4,129	52,982	0	0	1,037	9,887	6,816	72,857
Issued as reinvestment of distributions
Institutional Class	43	440	45	467	4,849	69,317	167	1,923	73	836	49	463	659	7,059
Administrative Class	0	0	4	39	42	633	0	0	0	2	0	0	0	0
Other Classes	12	128	14	146	4,878	69,810	3	33	0	0	34	317	38	399
Cost of shares redeemed
Institutional Class	(45)	(456)	(554)	(5,738)	(14,153)	(194,294)	(9,646)	(124,933)	(3,060)	(36,058)	(480)	(4,574)	(1,668)	(17,789)
Administrative Class	0	0	(296)	(3,066)	(3)	(50)	0	0	(8)	(94)	0	0	0	0
Other Classes	(313)	(3,248)	(244)	(2,538)	(12,305)	(176,210)	(754)	(9,282)	0	0	(3,029)	(29,181)	(336)	(3,628)

Net increase (decrease) resulting from Fund share transactions	67	$651	301	$3,148	251,219	$3,614,698	11,005	$128,756	(9)	$(96)	(2,158)	$(20,921)	68,913	$733,940

	Foreign Bond Fund				Global Bond Fund				Global Bond Fund II				GNMA Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2003		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	41,670	$442,032	41,768	$442,284	59,844	$621,401	34,278	$332,780	3,310	$32,979	5,465	$55,470	22,227	$246,097	7,800	$86,115
Administrative Class	7,594	80,856	3,001	31,919	6,026	63,174	5,597	53,200	1	10	0	0	0	0	0	0
Other Classes	43,042	457,803	35,202	373,286	0	0	0	0	3,947	39,807	4,632	45,846	9,119	100,710	25,417	281,721
Issued as reinvestment of distributions
Institutional Class	4,043	42,422	3,748	39,568	5,335	54,279	1,443	13,603	453	4,511	270	2,643	341	3,751	195	2,157
Administrative Class	164	1,724	163	1,716	399	4,059	98	924	0	0	0	0	0	0	0	0
Other Classes	1,996	20,912	1,617	17,064	0	0	0	0	175	1,737	70	684	421	4,626	541	5,965
Cost of shares redeemed
Institutional Class	(30,270)	(320,183)	(19,882)	(210,786)	(31,005)	(321,125)	(22,539)	(217,582)	(3,644)	(36,408)	(1,355)	(13,242)	(12,481)	(137,767)	(2,744)	(30,305)
Administrative Class	(6,497)	(68,900)	(2,265)	(24,091)	(6,181)	(64,521)	(2,661)	(25,210)	0	0	0	0	0	0	0	0
Other Classes	(36,133)	(382,976)	(13,889)	(147,311)	0	0	0	0	(3,604)	(36,051)	(1,389)	(13,770)	(14,417)	(158,889)	(8,640)	(95,879)

Net increase (decrease) resulting from Fund share transactions	25,609	$273,690	49,463	$523,649	34,418	$357,267	16,216	$157,715	638	$6,585	7,693	$77,631	5,210	$58,528	22,569	$249,774

03.31.04 | PIMCO Funds Annual Report	193

Notes to Financial Statements (Cont.)

March 31, 2004

8. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	High Yield Fund				International Stocks PLUS TR Strategy Fund		Investment Grade Corporate Bond Fund				Japanese StocksPLUS TR Strategy Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Period from 10/30/2003 to 03/31/2004		Year Ended 03/31/2004		Year Ended 03/31/2003		Period from 10/30/2003 to 03/31/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	349,841	$3,301,533	229,900	$1,962,612	2,010	$20,338	2,664	$28,812	7,227	$74,068	373	$3,761
Administrative Class	74,945	706,201	35,376	300,325	0	0	88	947	1	10	0	0
Other Classes	291,967	2,745,806	207,745	1,783,827	187	1,953	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	18,345	174,200	15,342	130,836	48	490	178	1,894	226	2,323	2	17
Administrative Class	4,783	45,479	4,443	37,913	0	0	2	24	0	1	0	0
Other Classes	15,021	142,802	9,601	81,904	0	5	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(356,598)	(3,383,949)	(142,011)	(1,204,928)	(441)	(4,595)	(2,256)	(24,393)	(5,856)	(61,362)	(21)	(228)
Administrative Class	(60,078)	(572,331)	(60,178)	(512,623)	0	0	(17)	(187)	0	0	0	0
Other Classes	(227,184)	(2,154,667)	(99,978)	(852,118)	(72)	(730)	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	111,042	$1,005,074	200,240	$1,727,748	1,732	$17,461	659	$7,097	1,598	$15,040	354	$3,550

	Moderate Duration Fund				Money Market Fund				Municipal Bond Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	87,025	$915,472	64,839	$668,413	574,234	$574,230	388,622	$388,622	9,984	$101,619	11,249	$115,297
Administrative Class	0	0	0	0	106,477	106,477	70,616	70,616	2,451	25,137	5,859	60,022
Other Classes	0	0	0	0	708,087	708,087	1,050,017	1,050,017	10,907	111,657	19,530	200,488
Issued as reinvestment of distributions
Institutional Class	5,498	57,332	5,552	56,970	1,783	1,783	1,633	1,633	399	4,089	277	2,833
Administrative Class	0	0	0	0	244	244	333	333	129	1,325	262	2,683
Other Classes	0	0	0	0	795	795	1,854	1,854	416	4,264	425	4,354
Cost of shares redeemed
Institutional Class	(46,253)	(486,061)	(43,139)	(442,902)	(547,546)	(547,546)	(360,923)	(360,923)	(8,015)	(82,294)	(6,776)	(69,635)
Administrative Class	0	0	0	0	(117,208)	(117,208)	(66,787)	(66,787)	(7,070)	(72,299)	(3,449)	(35,464)
Other Classes	0	0	0	0	(789,299)	(789,299)	(922,970)	(922,970)	(12,438)	(126,774)	(7,567)	(77,449)

Net increase (decrease) resulting from Fund share transactions	46,270	$486,743	27,252	$282,481	(62,433)	$(62,437)	162,395	$162,395	(3,237)	$(33,276)	19,810	$203,129

194	PIMCO Funds Annual Report | 03.31.04

	Long-Term U.S. Government Fund				Low Duration Fund				Low Duration Fund II				Low Duration Fund III

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	14,674	$163,613	27,555	$303,901	680,514	$7,011,636	514,408	$5,277,110	46,568	$461,164	34,395	$343,069	6,407	$64,850	2,959	$30,206
Administrative Class	9,440	106,113	16,494	182,204	26,192	269,986	22,198	227,757	279	2,786	112	1,128	0	0	0	4
Other Classes	11,457	127,642	30,186	330,291	301,408	3,107,772	357,859	3,669,526	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,640	17,988	2,638	28,644	22,629	232,660	24,593	251,974	1,691	16,722	1,961	19,590	201	2,040	297	3,018
Administrative Class	801	8,769	1,036	11,268	889	9,139	1,092	11,189	4	43	4	36	0	0	0	1
Other Classes	1,008	11,027	1,586	17,200	7,185	73,848	8,259	84,620	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(24,361)	(270,367)	(20,692)	(226,405)	(468,331)	(4,819,730)	(246,208)	(2,522,004)	(24,794)	(244,916)	(25,716)	(256,211)	(4,363)	(44,351)	(2,590)	(26,265)
Administrative Class	(11,900)	(130,293)	(8,774)	(96,136)	(20,384)	(209,634)	(10,847)	(111,086)	(303)	(3,029)	(27)	(270)	(1)	(3)	0	(5)
Other Classes	(18,712)	(205,908)	(23,696)	(258,634)	(272,863)	(2,808,820)	(116,763)	(1,197,197)	0	0	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(15,953)	$(171,416)	26,333	$292,333	277,239	$2,866,857	554,591	$5,691,889	23,445	$232,770	10,729	$107,342	2,244	$22,536	666	$6,959

	New York Municipal Bond Fund				Real Return Asset Fund				Real Return Fund				Real Return Fund II

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	94	$1,013	216	$2,313	26,444	$304,182	5,673	$63,435	197,305	$2,260,491	142,676	$1,578,139	3,561	$39,212	150	$1,588
Administrative Class	0	0	0	0	0	0	0	0	54,381	627,331	28,074	309,605	0	0	0	0
Other Classes	943	10,169	1,129	12,101	0	0	0	0	323,930	3,727,585	374,995	4,159,702	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	4	44	7	73	1,534	17,801	175	1,855	16,193	184,126	9,042	99,596	162	1,803	122	1,283
Administrative Class	0	0	0	0	0	0	0	0	3,850	43,747	1,991	21,858	0	0	0	0
Other Classes	36	387	27	295	0	0	0	0	24,687	280,377	11,830	130,492	0	0	0	0
Cost of shares redeemed
Institutional Class	(199)	(2,135)	(210)	(2,240)	(11,838)	(137,505)	(1,671)	(18,622)	(102,776)	(1,177,810)	(94,116)	(1,046,132)	(50)	(554)	(101)	(1,095)
Administrative Class	0	0	0	0	0	0	0	0	(12,382)	(142,421)	(31,049)	(345,496)	0	0	0	0
Other Classes	(437)	(4,691)	(137)	(1,459)	0	0	0	0	(190,855)	(2,185,285)	(140,411)	(1,564,469)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	441	$4,787	1,032	$11,083	16,140	$184,478	4,177	$46,668	314,333	$3,618,141	303,032	$3,343,295	3,673	$40,461	171	$1,776

03.31.04 | PIMCO Funds Annual Report	195

Notes to Financial Statements (Cont.)

March 31, 2004

8. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RealEstate- RealReturn Strategy Fund		Short Duration Municipal Income Fund				Short-Term Fund

	Period from 10/30/2003 to 03/31/2004		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23,479	$255,225	7,755	$79,069	6,557	$66,983	332,719	$3,343,201	192,819	$1,925,237
Administrative Class	0	0	1,220	12,400	70	711	28,300	284,485	21,284	212,385
Other Classes	2,049	23,035	35,390	360,340	35,053	357,904	120,417	1,209,791	141,141	1,408,571
Issued as reinvestment of distributions
Institutional Class	474	5,064	156	1,593	142	1,448	3,472	34,883	3,813	38,058
Administrative Class	0	0	2	16	0	4	536	5,385	830	8,281
Other Classes	13	147	365	3,717	219	2,226	1,423	14,300	2,445	24,399
Cost of shares redeemed
Institutional Class	(323)	(3,525)	(4,468)	(45,511)	(2,305)	(23,503)	(263,209)	(2,644,584)	(130,592)	(1,302,537)
Administrative Class	0	0	(1,268)	(12,904)	0	0	(21,462)	(215,568)	(25,389)	(252,969)
Other Classes	(121)	(1,382)	(25,027)	(254,702)	(9,471)	(96,593)	(125,970)	(1,265,621)	(104,820)	(1,045,137)

Net increase resulting from Fund share transactions	25,571	$278,564	14,125	$144,018	30,265	$309,180	76,226	$766,272	101,531	$1,016,288

	Total Return Fund III				Total Return Mortgage Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	51,225	$491,262	28,214	$265,683	2,231	$24,070	7,733	$83,163
Administrative Class	352	3,395	416	3,950	39	419	549	5,890
Other Classes	0	0	0	0	9,752	104,989	22,034	236,892
Issued as reinvestment of distributions
Institutional Class	5,706	54,298	7,096	66,560	237	2,550	200	2,139
Administrative Class	22	207	12	113	53	565	43	465
Other Classes	0	0	0	0	523	5,630	550	5,892
Cost of shares redeemed
Institutional Class	(22,674)	(218,317)	(24,077)	(227,376)	(3,428)	(36,959)	(3,445)	(37,081)
Administrative Class	(362)	(3,475)	(70)	(662)	(95)	(1,022)	(23)	(246)
Other Classes	0	0	0	0	(13,545)	(145,460)	(7,613)	(82,084)

Net increase (decrease) resulting from Fund share transactions	34,269	$327,370	11,591	$108,268	(4,233)	$(45,218)	20,028	$215,030

196	PIMCO Funds Annual Report | 03.31.04

	StocksPLUS Fund				StocksPLUS Total Return Fund				StocksPLUS TR Short Strategy Fund		Total Return Fund II

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Period from 06/28/2002 to 03/31/2003		Period from 07/23/2003 to 03/31/2004		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	47,384	$455,129	14,680	$117,741	21,527	$247,159	1,326	$12,519	343	$3,401	73,415	$763,398	97,816	$1,016,256
Administrative Class	46,074	400,762	14,789	118,398	0	0	0	0	0	0	4,631	48,238	7,011	72,989
Other Classes	13,809	125,119	13,021	102,870	5,640	65,899	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	4,350	41,858	605	4,772	393	4,410	4	37	1	8	7,626	78,983	13,778	141,564
Administrative Class	3,643	34,280	239	1,848	0	0	0	0	0	0	444	4,595	904	9,282
Other Classes	2,474	23,096	477	3,658	63	725	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(18,192)	(167,520)	(13,137)	(106,319)	(4,194)	(47,450)	(870)	(8,087)	0	0	(69,880)	(726,996)	(76,439)	(792,792)
Administrative Class	(14,570)	(131,677)	(6,694)	(51,956)	0	0	0	0	0	0	(7,125)	(74,065)	(6,009)	(62,223)
Other Classes	(12,199)	(109,011)	(21,890)	(176,162)	(447)	(5,304)	0	0	0	0	0	0	0	0

Net increase resulting from Fund share transactions	72,773	$672,036	2,090	$14,850	22,982	$265,439	460	$4,469	344	$3,409	9,111	$94,153	37,061	$385,076

03.31.04 | PIMCO Funds Annual Report	197

Notes to Financial Statements (Cont.)

March 31, 2004

9. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)

All Asset All Authority Fund	$440	$72	$1	$0	$0	$0
All Asset Fund	11,585	10,885	0	(19)	0	0
California Intermediate Municipal Bond Fund	301	0	451	(1)	(1,831)	(741)
California Municipal Bond Fund	8	0	(1)	(6)	(113)	(90)
CommodityRealReturn Strategy Fund	285,703	610	(3,029)	(38)	0	0
Convertible Fund	253	0	(1)	0	(24,080)	0
Diversified Income Fund	1,391	331	448	(8)	0	0
Emerging Markets Bond Fund	51,272	2,089	3,740	0	0	0
European Convertible Fund	2,895	0	(3,110)	(6)	(107)	0
European StocksPLUS TR Strategy Fund	0	0	9	0	0	0
Far East (ex-Japan) StocksPLUS TR Strategy Fund	235	77	(81)	0	0	0
Foreign Bond Fund	63,682	13,919	(183,246)	0	0	(3,031)
Global Bond Fund	61,138	11,440	(43,141)	0	0	(2,566)
Global Bond Fund II	4,816	2,348	(12,433)	0	0	0
GNMA Fund	3,544	102	(21)	0	0	0
High Yield Fund	5,463	0	(50,106)	0	(420,610)	0
International StocksPLUS TR Strategy Fund	903	228	18	0	0	0
Investment Grade Corporate Bond Fund	449	121	(12)	0	0	0
Japanese StocksPLUS TR Strategy Fund	385	50	6	0	0	(15)
Long-Term U.S. Government Fund	13,872	5,908	933	0	0	0
Low Duration Fund	57,746	36,382	(5,271)	0	0	0
Low Duration Fund II	0	0	4	(70)	(3,362)	0
Low Duration Fund III	238	165	88	0	0	0
Moderate Duration Fund	13,559	15,214	1,244	0	0	0
Money Market Fund	24	0	0	0	0	0
Municipal Bond Fund	0	0	0	(38)	(7,265)	(1,459)
New York Municipal Bond Fund	0	0	0	(7)	(17)	(93)
Real Return Asset Fund	13,765	247	(678)	(5)	0	(12)
Real Return Fund	184,256	2,175	(35,560)	0	0	0
Real Return Fund II	180	28	7	(5)	0	(6)
RealEstateRealReturn Strategy Fund	21,799	0	(150)	(2)	0	0
Short Duration Municipal Income Fund	0	0	(1,444)	(8)	(4,279)	(648)
Short-Term Fund	3,414	10,632	(5,380)	0	0	(4,446)
StocksPLUS Fund	76,134	0	1,320	0	(332,845)	(1,531)
StocksPLUS Total Return Fund	6,101	7,796	488	(4)	0	0
StocksPLUS TR Short Strategy Fund	86	117	8	0	0	0
Total Return Fund II	17,870	34,427	8,058	0	0	0
Total Return Fund III	16,010	15,364	888	0	0	0
Total Return Mortgage Fund	3,919	0	(37)	0	0	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, tax straddle deferrals, and amortization of swap premiums.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs and other tax differences.
(3)	Capital loss carryovers which expire in varying amounts through March 31, 2012 may be limited under current tax laws.
(4)	Capital losses realized during the period November 1, 2003 through March 31, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

198	PIMCO Bond Funds Annual Report | 03.31.04

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)

All Asset All Authority Fund	$65,006	$1,778	$(492)	$1,286
All Asset Fund	1,740,107	81,366	(3,191)	78,175
California Intermediate Municipal Bond Fund	120,499	4,920	(540)	4,380
California Municipal Bond Fund	15,247	750	(93)	657
CommodityRealReturn Strategy Fund	4,616,412	81,372	(51)	81,321
Convertible Fund	13,581	894	(266)	628
Diversified Income Fund	707,088	13,876	(2,861)	11,015
Emerging Markets Bond Fund	1,703,769	54,831	(6,227)	48,604
European Convertible Fund	104,146	5,631	(1,890)	3,741
European StocksPLUS TR Strategy Fund	7,939	13	(2)	11
Far East (ex-Japan) StocksPLUS TR Strategy Fund	8,414	0	(15)	(15)
Foreign Bond Fund	1,704,691	162,038	(7,263)	154,775
Global Bond Fund	1,082,125	43,077	(4,311)	38,766
Global Bond Fund II	179,734	10,358	(703)	9,655
GNMA Fund	595,723	1,132	(961)	171
High Yield Fund	6,989,847	437,247	(107,872)	329,375
International StocksPLUS TR Strategy Fund	18,769	61	(6)	55
Investment Grade Corporate Bond Fund	29,999	994	(124)	870
Japanese StocksPLUS TR Strategy Fund	3,887	28	(2)	26
Long-Term U.S. Government Fund	872,434	26,677	(8,869)	17,808
Low Duration Fund	14,684,459	134,399	(75,443)	58,956
Low Duration Fund II	751,453	7,360	(769)	6,591
Low Duration Fund III	91,519	806	(70)	736
Moderate Duration Fund	1,618,135	27,971	(7,245)	20,726
Money Market Fund	386,117	0	0	0
Municipal Bond Fund	354,492	18,951	(1,621)	17,330
New York Municipal Bond Fund	20,623	659	(32)	627
Real Return Asset Fund	374,986	12,186	(16)	12,170
Real Return Fund	12,914,316	647,190	(3,752)	643,438
Real Return Fund II	55,484	4,429	0	4,429
RealEstateRealReturn Strategy Fund	373,920	6,060	(3)	6,057
Short Duration Municipal Income Fund	480,354	5,279	(556)	4,723
Short-Term Fund	4,273,207	21,330	(9,994)	11,336
StocksPLUS Fund	1,658,132	6,565	(2,024)	4,541
StocksPLUS Total Return Fund	299,558	319	(289)	30
StocksPLUS TR Short Strategy Fund	3,839	8	(6)	2
Total Return Fund II	2,465,308	45,466	(17,604)	27,862
Total Return Fund III	1,347,622	25,772	(7,505)	18,267
Total Return Mortgage Fund	364,425	1,975	(583)	1,392

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, unamortized premium on convertible bonds, and wash sale loss deferrals for federal income tax purposes.

03.31.04 | PIMCO Funds Annual Report	199

Notes to Financial Statements (Cont.)

March 31, 2004

As of fiscal year ended March 31, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital (7)

All Asset All Authority Fund	$164	$0	$0
All Asset Fund	39,801	61	0
California Intermediate Municipal Bond Fund	5,383	0	0
California Municipal Bond Fund	610	57	0
CommodityRealReturn Strategy Fund	170,793	0	0
Convertible Fund	853	0	0
Diversified Income Fund	9,484	0	0
Emerging Markets Bond Fund	142,136	13,960	0
European Convertible Fund	1,652	84	0
European StocksPLUS TR Strategy Fund	36	85	89
Far East (ex-Japan) StocksPLUS TR Strategy Fund	1	0	0
Foreign Bond Fund	42,586	30,501	0
Global Bond Fund	51,231	10,283	0
Global Bond Fund II	4,351	2,600	0
GNMA Fund	10,308	0	0
High Yield Fund	509,222	0	0
International StocksPLUS TR Strategy Fund	495	0	0
Investment Grade Corporate Bond Fund	2,085	5	0
Japanese StocksPLUS TR Strategy Fund	17	0	0
Long-Term U.S. Government Fund	30,726	11,897	0
Low Duration Fund	362,494	10,900	0
Low Duration Fund II	17,665	24	146
Low Duration Fund III	2,000	130	0
Moderate Duration Fund	55,063	9,419	0
Money Market Fund	2,343	0	0
Municipal Bond Fund	13,718	0	0
New York Municipal Bond Fund	588	36	0
Real Return Asset Fund	13,822	4,051	0
Real Return Fund	401,644	215,998	0
Real Return Fund II	1,923	0	0
RealEstateRealReturn Strategy Fund	5,232	0	0
Short Duration Municipal Income Fund	7,041	0	0
Short-Term Fund	65,145	1,999	0
StocksPLUS Fund	106,995	0	0
StocksPLUS Total Return Fund	2,352	3,050	0
StocksPLUS TR Short Strategy Fund	8	0	0
Total Return Fund II	68,485	25,962	0
Total Return Fund III	47,917	13,099	0
Total Return Mortgage Fund	9,871	0	0

(6)	Includes short-term capital gains.
(7)	Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting. A portion of the distributions made by the European StocksPLUS TR Strategy Fund and the Low Duration Fund II during fiscal year 2004 represents a tax return of capital. The return of capital distributions were the result of swap transactions and paydowns on mortgage-backed securities, for each fund respectively, realized during the year which reduced net investment income for federal income tax purposes.

The European Convertible Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income. Accordingly, the fund has reclassified $1,000,000 from net investment income to paid-in capital.

200	PIMCO Funds Annual Report | 03.31.04

10. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut, on March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

03.31.04 | PIMCO Funds Annual Report	201

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds:

Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments as indicated, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the All Asset All Authority Fund, All Asset Fund, California Intermediate Municipal Bond Fund, California Municipal Bond Fund, CommodityRealReturn Strategy Fund, Convertible Fund, Diversified Income Fund, Emerging Markets Bond Fund, European Convertible Fund, European StocksPLUS TR Strategy Fund, Far East (ex-Japan) StocksPLUS TR Strategy Fund, Foreign Bond Fund, Global Bond Fund, Global Bond Fund II, GNMA Fund, High Yield Fund, International StocksPLUS TR Strategy Fund, Investment Grade Corporate Bond Fund, Japanese StocksPLUS TR Strategy Fund, Long-Term U.S. Government Fund, Low Duration Fund, Low Duration Fund II, Low Duration Fund III, Moderate Duration Fund, Money Market Fund, Municipal Bond Fund, New York Municipal Bond Fund, Real Return Asset Fund, Real Return Fund, Real Return Fund II, RealEstateRealReturn Strategy Fund, Short Duration Municipal Income Fund, Short-Term Fund, StocksPLUS Fund, StocksPLUS Total Return Fund, StocksPLUS TR Short Strategy Fund, Total Return Fund II, Total Return Fund III, and Total Return Mortgage Fund, (hereafter referred to as the “Funds”) at March 31, 2004, the results of each of their operations, the changes in each of their net assets and cash flows for the All Asset All Authority Fund and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

202	PIMCO Funds Annual Report | 03.31.04

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Convertible Fund	30.71%
European Convertible Fund	3.90%
Foreign Bond Fund	0.48%
Global Bond Fund	0.10%
Global Bond Fund II	0.51%
High Yield Fund	1.03%
Investment Grade Corporate Bond Fund	0.32%
Low Duration Fund	0.59%
Low Duration Fund II	0.74%
Low Duration Fund III	0.31%
Moderate Duration Fund	0.19%
StocksPLUS Fund	0.14%
StocksPLUS Total Return Fund	0.55%
StocksPLUS TR Short Strategy Fund	5.09%
Total Return Fund II	0.33%
Total Return Fund III	0.25%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2004 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Convertible Fund	32.72%
European Convertible Fund	3.90%
Foreign Bond Fund	0.48%
Global Bond Fund	0.10%
Global Bond Fund II	0.51%
High Yield Fund	1.03%
Investment Grade Corporate Bond Fund	0.32%
Low Duration Fund	0.59%
Low Duration Fund II	0.74%
Low Duration Fund III	0.31%
Moderate Duration Fund	0.19%
StocksPLUS Fund	0.14%
StocksPLUS Total Return Fund	0.55%
StocksPLUS TR Short Strategy Fund	5.09%
Total Return Fund II	0.33%
Total Return Fund III	0.25%

For the benefit of shareholders of the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds, this is to inform you that 93.58%, 91.89%, 96.65%, 98.68% and 98.43%, respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

03.31.04 | PIMCO Funds Annual Report	203

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until thir successors are duly elected and qualified.

204	PIMCO Funds Annual Report | 03.31.04

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

03.31.04 | PIMCO Funds Annual Report	205

Officers of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

206	PIMCO Funds Annual Report | 03.31.04

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03.31.04 | PIMCO Funds Annual Report	207

(This Page Intentionally Left Blank)

208	PIMCO Funds Annual Report | 03.31.04

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, CA 91101

Distributor

PA Distributors LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services-Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, MO 64105

This report is submitted for the general information of the shareholders of the PIMCO Funds.

P  I  M  C  O

          F U N D S

840 Newport Center Drive

Newport Beach, CA 92660

15-20316-02

Annual Report

3.31.04

PIMCO Bond Funds

Pacific Investment

Management Series

Share Classes

A   B   C

SHORT DURATION BOND FUNDS

Money Market Fund

Short-Term Fund

Low Duration Fund

INTERMEDIATE DURATION BOND FUND

Diversified Income Fund

MORTGAGE-BACKED BOND FUNDS

GNMA Fund

Total Return Mortgage Fund

LONG DURATION BOND FUND

Long-Term

U.S. Government Fund

INTERNATIONAL BOND FUNDS

Global Bond Fund II

Foreign Bond Fund

Emerging Markets Bond Fund

HIGH YIELD BOND FUND

High Yield Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

P  I  M  C  O

A D V I S O R S

2	PIMCO Bond Funds Annual Report | 3.31.04

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the PIMCO Funds: Pacific Investment Management Series. The Trust ended its fiscal year on March 31, 2004 with assets in excess of $132 billion.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive. Additionally, we continue to expand our offering of funds which are investment alternatives to traditional equity and fixed income investments, such as PIMCO All Asset, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds.

We recently announced that, effective June 15, 2004, the Trust will assess a 2% redemption fee on shares redeemed prior to the end of a 7, 30, or 60 calendar day holding period, depending on the particular Fund. The redemption fees are designed to discourage potentially disruptive short-term trading and are paid directly to the Fund for the benefit of long-term shareholders.

The Funds’ Board of Trustees has recently approved a number of other important changes. First, we are in the process of expanding non-U.S. dollar denominated investment discretion in those Funds that currently permit such investments. Second, we have enhanced the Trust’s menu of non-U.S. bond funds by launching the PIMCO Foreign Bond Fund (Unhedged). This Fund pursues an investment objective similar to the Foreign Bond Fund (U.S. Dollar-Hedged) but without a hedging requirement. Third, effective May 1, 2004, the names of the Foreign Bond and Global Bond II Funds changed to the Foreign Bond Fund (U.S. Dollar-Hedged) and Global Bond Fund (U.S. Dollar-Hedged), respectively. These name changes are being made to more clearly describe the investment strategies of these Funds.

In this annual report, we have added more information in certain areas about the Funds and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in a fund. We also added sector breakdowns to more clearly describe each Fund’s investment allocation. For the larger Funds, we have adopted summary schedules of investments, which have reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain a complete schedule of investments.

On the following pages you will find specific details as to each Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your financial advisor or call PIMCO Advisors at 1-800-426-0107. We also invite you to visit our Web site at www.pimcoadvisors.com.

Sincerely

Brent R. Harris

Chairman of the Board

May 5, 2004

PIMCO Bond Funds Annual Report | 3.31.04	3

Important Information

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): Short Term (1/97), Money Market (1/97), Low Duration (1/97), Long Term U.S. Government (1/97), High Yield (1/97), Foreign Bond (1/97), Total Return Mortgage (8/00), GNMA (5/01). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year or first 18 months, depending on the fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. Money market funds are not insured or guaranteed by the FDIC or any other government agency, and although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

The Lipper Average is calculated by Lipper Inc., a Reuters Company, which is a nationally recognized organization that compares the performance of mutual funds with similar investment objectives. The averages are based on the total return performance of funds included by Lipper in the same category, with capital gains and dividends reinvested and with annual operating expenses deducted. Lipper does not take into account sales charges.

The Emerging Markets Bond Fund changed its benchmark index from the J.P. Morgan Emerging Markets Bond Index Plus to the J.P. Morgan Emerging Markets Bond Index Global because the J.P. Morgan Emerging Markets Bond Index Global more closely reflects the universe of securities in which the Fund invests.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

This report incorporates a Summary Schedule of Investments for select funds. A complete Schedule of Investments for these funds may be obtained by contacting a PIMCO representative at (888) 87-PIMCO.

4	PIMCO Bond Funds Annual Report | 3.31.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PIMCO Bond Funds Annual Report | 3.31.04	5

I N T E R M E D I A T E  D U R A T I O N  B O N D  F U N D

PIMCO Diversified Income Fund

•	The Fund seeks maximum total return, consistent with prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class A Shares returned 11.66% since the inception date of July 31, 2003 through March 31, 2004.

•	Since the Fund’s inception, value added came from sector rotation strategies within each of the primary sectors: global investment grade, global high yield credit, and emerging market sovereign debt.

•	Within the Fund’s emerging market bucket, an overweight position in Brazil added significantly to relative performance.

•	An overweight in Ecuador boosted performance, as progress in reform continued and prudent fiscal policy remained in place. For the twelve-month period ended March 31, 2004, Ecuador was among the top performers in the asset class.

•	Within both the investment grade and high yield sectors, an overweight to utilities was positive for performance amid issuer upgrades.

•	Modest foreign currency exposure and “structural alpha” strategies were also positive for performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (7/31/03))
PIMCO Diversified Income Fund Class A	—	—	—	11.66%
PIMCO Diversified Income Fund Class A (adjusted)	—	—	—	6.64%
PIMCO Diversified Income Fund Class B	—	—	—	11.14%
PIMCO Diversified Income Fund Class B (adjusted)	—	—	—	6.14%
PIMCO Diversified Income Fund Class C (adjusted)	—	—	—	10.12%
33% Lehman Brothers Global Aggregate Index - Credit Component, 33% Merrill Lynch Global High Yield BB-B Rated Index, 33% J.P. Morgan Emerging Markets Bond (Blended Index)**	—	—	—	—
Lipper Multi-Sector Income Fund Average	—	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,063	$1,060	$1,059	$1,025	$1,025	$1,025
Expenses Paid During Period	$6	$10	$10	$6	$10	$10

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Sovereign Issues	28.9%
Industrials	22.9%
Short-Term Instruments	21.7%
Banking and Finance	15.0%
Utilities	10.8%
Other	0.7%

*	% of total investments as of March 31, 2004
**	The Diversified Income Index was created by PIMCO and is comprised of a 1/3 weight in each of the following indices: the Lehman Brothers Global Aggregate Credit Index (hedged to US$), the ML Global High Yield BB/B Index (hedged to US$), and the JPM EMBI Global Index.

6	PIMCO Bond Funds Annual Report | 3.31.04

A N  I N T E R N A T I O N A L  B O N D  F U N D

PIMCO Emerging Markets Bond Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in fixed-income instruments of issuers that economically are tied to countries with emerging securities markets.

•	The Fund’s Class A Shares returned 23.34% for the 12-month period ended March 31, 2004, outperforming the J.P. Morgan Emerging Markets Bond Index Global return of 21.85%.

•	Duration and yield curve positioning within the higher quality segment of the market added to relative performance.

•	An overweight position in Brazil (relative to the Index) added significantly to relative performance.

•	An overweight position in Ecuador boosted performance as progress in reform continued and prudent fiscal policy remained in place. For the 12-month period ended March 31, 2004, Ecuador was among the top performers in the asset class.

•	Avoidance of countries with weak fundamentals, such as Venezuela and Turkey, detracted from performance as strong inflows into these issues overwhelmed weakened credit quality, as investors favored higher yielding issues.

•	Continued avoidance of Argentina was neutral for the period.

•	The use of short dated credit default swaps as a structural source of added value benefited performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (7/31/97)
PIMCO Emerging Markets Bond Fund Class A	23.34%	21.75%	—	14.01%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	17.79%	20.63%	—	13.22%
PIMCO Emerging Markets Bond Fund Class B	22.43%	20.84%	—	13.14%
PIMCO Emerging Markets Bond Fund Class B (adjusted)	17.43%	20.65%	—	13.14%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	21.42%	20.87%	—	13.17%
J.P. Morgan Emerging Markets Bond Index Global	21.85%	14.99%	—	—
J.P. Morgan Emerging Markets Bond Index Plus	23.64%	15.90%	—	—
Lipper Emerging Markets Debt Fund Average	24.02%	17.33%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,090	$1,086	$1,086	$1,025	$1,025	$1,025
Expenses Paid During Period	$7	$10	$10	$6	$10	$10

For each class of the Fund, expenses are equal to the expense ratio for the class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Country Allocation*

Brazil	24.5%
Short-Term Instruments	23.9%
Russia	12.8%
Mexico	11.8%
Ecuador	3.7%
Ukraine	3.3%
Peru	3.2%
Tunisia	2.6%
Panama	2.3%
United States	2.1%
Other	9.8%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	7

A N  I N T E R N A T I O N A L  B O N D  F U N D

PIMCO Foreign Bond Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Fund’s Class A Shares returned 3.00% for the 12-month period ended March 31, 2004, outperforming the 2.31% return of the J.P. Morgan Non-U.S. Global Government (Hedged) Index.

•	An underweight to Japanese government bonds was a strong positive as yields rose on stronger-than-expected growth and a rallying stock market. Japan was the worst-performing government bond market during this period.

•	A duration overweight at the front end of European yield curves was also a strong positive for performance as these yields fell on weak growth and an ECB rate cut in June.

•	An underweight to the U.S. dollar relative to the euro, yen and Canadian dollar was positive for performance. The dollar, pressured by imbalances in the U.S.’s twin deficits, under performed each of these currencies during the period.

•	An overweight in Euroland bonds was positive. These yields fell during the period, aided by weak growth, the ECB rate cut and a stronger euro.

•	An allocation to real return bonds as a substitute for fully valued nominal Treasuries was a positive as these assets outperformed Treasuries of comparable duration.

•	Strategies that gain when the U.K. yield curve steepens were negative. Strong economic data and two rate hikes resulted in a flattening of the gilt curve.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (12/2/92)
PIMCO Foreign Bond Fund Class A	3.00%	5.87%	8.32%	8.44%
PIMCO Foreign Bond Fund Class A (adjusted)	-1.64%	4.89%	7.82%	8.00%
PIMCO Foreign Bond Fund Class B	2.22%	5.08%	7.76%	7.95%
PIMCO Foreign Bond Fund Class B (adjusted)	-2.69%	4.75%	7.76%	7.95%
PIMCO Foreign Bond Fund Class C (adjusted)	1.24%	5.07%	7.52%	7.64%
J.P. Morgan Non-U.S. Global Government (Hedged) Index	2.31%	5.39%	7.99%	—
Lipper International Income Fund Average	13.96%	6.69%	7.18%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,021	$1,017	$1,017	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$9	$9	$5	$9	$9

For each class of the Fund, expenses are equal to the expense ratio for the class (0.96% for Class A, 1.71% for Class B, 1.71% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Country Allocation*

Germany	25.2%
United States	24.8%
Japan	9.7%
United Kingdom	8.5%
Short-Term Instruments	8.1%
France	6.3%
Spain	3.9%
Canada	3.7%
Other	9.8%

*	% of total investments as of March 31, 2004

8	PIMCO Bond Funds Annual Report | 3.31.04

A N  I N T E R N A T I O N A L  B O N D  F U N D

PIMCO Global Bond Fund II

•	The Fund seeks maximum total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Fund’s Class A Shares returned 3.57% for the 12-month period ended March 31, 2004, outperforming the 2.85% return of the J.P. Morgan Global Index (Hedged).

•	An underweight to Japanese government bonds was a strong positive as yields rose on stronger-than-expected growth and a rallying stock market. Japan was the worst performing government bond market during this period.

•	A duration overweight at the front end of European yield curves was another strong positive for performance as these yields fell on weak growth and an ECB rate cut in June.

•	An underweight to the U.S. dollar relative to the euro, yen and Canadian dollar was positive for performance. The dollar, pressured by imbalances in the U.S.’s twin deficits, underperformed each of these currencies during the period.

•	An overweight in Euroland bonds was positive. These yields fell during the period, aided by weak growth, the ECB rate cut and a stronger euro.

•	An allocation to real return bonds as a substitute for fully valued nominal Treasuries was a positive as these assets outperformed Treasuries of comparable duration.

•	Strategies that gain when the U.K. yield curve steepens were negative. Strong economic data and two rate hikes resulted in a flattening of the gilt curve.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (10/2/95)
PIMCO Global Bond Fund II Class A	3.57%	6.39%	—	8.00%
PIMCO Global Bond Fund II Class A (adjusted)	-1.09%	5.41%	—	7.42%
PIMCO Global Bond Fund II Class B	2.79%	5.60%	—	7.32%
PIMCO Global Bond Fund II Class B (adjusted)	-2.17%	5.27%	—	7.32%
PIMCO Global Bond Fund II Class C (adjusted)	1.80%	5.60%	—	7.18%
J.P. Morgan Global Index (Hedged)	2.85%	5.86%	—	—
Lipper Global Income Fund Average	12.22%	6.39%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,024	$1,020	$1,020	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$9	$9	$5	$9	$9

For each class of the Fund, expenses are equal to the expense ratio for the class (0.96% for Class A, 1.71% for Class B, 1.71% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Country Allocation*

United States	29.2%
Germany	19.2%
Short-Term Instruments	15.6%
United Kingdom	7.8%
Japan	6.7%
Italy	4.3%
France	3.7%
Other	13.5%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	9

A  M O R T G A G E - B A C K E D  B O N D  F U N D

PIMCO GNMA Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA.

•	The Fund’s Class A Shares outperformed the Lehman Brothers GNMA Index for 12-month period ended March 31, 2004, returning 3.75%, versus 3.61% for the Index.

•	The Fund’s duration was generally above the Index for the first three months of the period, which had a positive impact on returns as yields fell.

•	The Fund’s duration was shorter than the index for most of the last nine months of the period, which produced mixed results with rate volatility over the period.

•	An overweight to conventional (FNMA & FHLMC) mortgages enhanced returns as GNMA issues underperformed on a like-duration basis.

•	Buying GNMA’s forward and investing the purchase amount in diversified short-term securities added performance.

•	A small allocation to high quality asset backed securities added to performance, as these issues posted strong risk adjusted returns during the period.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (7/31/97)
PIMCO GNMA Fund Class A	3.75%	7.39%	—	7.18%
PIMCO GNMA Fund Class A (adjusted)	-0.91%	6.41%	—	6.45%
PIMCO GNMA Fund Class B	2.98%	6.56%	—	6.36%
PIMCO GNMA Fund Class B (adjusted)	-2.02%	6.25%	—	6.36%
PIMCO GNMA Fund Class C (adjusted)	1.99%	6.57%	—	6.37%
Lehman Brothers GNMA Index	3.61%	6.63%	—	—
Lipper GNMA Fund Average	2.72%	5.81%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,024	$1,020	$1,020	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$8	$8	$5	$8	$8

For each class of the Fund, expenses are equal to the expense ratio for the class (0.92% for Class A, 1.67% for Class B, 1.67% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Government Agencies	59.1%
Short-Term Instruments	37.8%
Other	3.1%

*	% of total investments as of March 31, 2004

10	PIMCO Bond Funds Annual Report | 3.31.04

A  H I G H  Y I E L D  B O N D  F U N D

PIMCO High Yield Fund

•	The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Fund’s Class A Shares returned 16.62% for the 12-month period ended March 31, 2004, compared to 19.04% for the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	Exposure to BBB-rated issues weighed down relative returns as these issues significantly underperformed all lower quality tiers over the period.

•	An underweight to cyclicals contributed to performance as high consumer debt levels and sluggish jobs growth weighed down on the sector.

•	Although the energy sector performed well for the year, driven by higher energy prices, security selection in this sector detracted form relative performance.

•	Although an overweight to telecom, which underperformed over the period, hurt relative performance, an emphasis on large-cap companies was positive.

•	An underweight to transportation, the top-performing sector led by airlines, was a detriment to relative performance.

•	An overweight to cable and pay TV bonds, which were among the weakest sectors, was a drag on performance.

•	Modest holdings of emerging market bonds, such as Brazil, were a significant contributor to performance as attractive yield premiums and improving economic fundamentals more than offset the sector’s risk.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (12/15/92)
PIMCO High Yield Fund Class A	16.62%	5.18%	7.96%	8.54%
PIMCO High Yield Fund Class A (adjusted)	11.38%	4.21%	7.46%	8.10%
PIMCO High Yield Fund Class B	15.76%	4.40%	7.40%	8.05%
PIMCO High Yield Fund Class B (adjusted)	10.76%	4.10%	7.40%	8.05%
PIMCO High Yield Fund Class C (adjusted)	14.76%	4.40%	7.17%	7.75%
Merrill Lynch U.S. High Yield BB-B Rated Index	19.04%	4.92%	7.34%	—
Lipper High Current Yield Fund Average	19.71%	3.47%	5.29%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,064	$1,060	$1,060	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$8	$8	$5	$8	$8

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.65% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Industrials	53.5%
Banking & Finance	15.1%
Utilities	11.4%
Sovereign Issues	6.8%
Other	13.2%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	11

A  L O N G  D U R A T I O N  B O N D  F U N D

PIMCO Long-Term U.S. Government Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

•	The Fund’s Class A Shares outperformed the benchmark Lehman Brothers Long-Term Treasury Index, returning 7.69% for the 12-month period ended March 31, 2004, compared to 6.46% for the Index.

•	The Fund’s duration positioning, or sensitivity to interest rates, averaged slightly below the Index and modestly detracted from Fund performance during the period.

•	A favorable maturity focus on intermediate maturities at opportune times over the course of the year more than offset the Fund’s duration stance.

•	An emphasis on longer duration structured mortgages added to performance as the securities’ protection from prepayments helped them outperform Treasury alternatives.

•	Modest exposure to high quality, intermediate and long maturity agency bonds enhanced returns as they provided a good source of yield and high quality duration amid spread tightening.

•	A modest allocation to longer duration corporates enhanced returns as spreads narrowed amid the continued revival of risk appetites over the year.

•	An allocation to real return bonds was strongly positive as Inflation Protected issues outperformed nominal Treasuries.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (7/1/91)
PIMCO Long-Term U.S. Government Fund Class A	7.69%	9.12%	9.55%	10.68%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	2.84%	8.12%	9.04%	10.28%
PIMCO Long-Term U.S. Government Fund Class B	6.89%	8.31%	8.96%	10.23%
PIMCO Long-Term U.S. Government Fund Class B (adjusted)	1.89%	8.02%	8.96%	10.23%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	5.89%	8.31%	8.73%	9.87%
Lehman Brothers Long-Term Treasury Index	6.46%	8.54%	9.15%	—
Lipper General U.S. Government Fund Average	2.98%	5.94%	6.27%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,050	$1,046	$1,046	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$8	$8	$5	$8	$8

For each class of the Fund, expenses are equal to the expense ratio for the class (0.91% for Class A, 1.66% for Class B, 1.66% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown *

U.S. Treasury Obligations	42.0%
U.S. Government Agencies	24.0%
Corporate Bonds & Notes	9.6%
Short-Term Instruments	7.9%
Other Mortgage-Backed Securities	7.2%
Other	9.3%

*	% of total investments as of March 31, 2004

12	PIMCO Bond Funds Annual Report | 3.31.04

A  S H O R T  D U R A T I O N  B O N D  F U N D

PIMCO Low Duration Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class A Shares returned 2.26% for the 12-month period ended March 31, 2004, compared to the Merrill Lynch 1-3 Year Treasury Index return of 2.31%.

•	Active management across a wide spectrum of strategies–“rolling down” a steep yield curve, select mortgages and corporates, TIPS, municipals, Eurozone issues and emerging markets–added value amid volatile bond markets.

•	Duration was below the benchmark for most of the period, although it extended during the mortgage sell-off in the summer of 2003 when rates rose. Being above benchmark at this time had a strong negative effect on performance.

•	The Fund’s broader-than-Index maturity distribution had a negative impact on returns. Emphasis on maturities outside the index hurt returns as rates rose most on these issues at certain times during the period.

•	An emphasis on mortgage-backed securities was positive for performance as this sector outperformed Treasuries during the period. Security selection within the sector further enhanced returns.

•	The Fund’s corporate holdings were positive for returns. This sector performed strongly as rising profits stimulated investor demand and tighter spreads. Positive security selection of telecom, pipeline and automotive issues further enhanced performance.

•	Emerging market bonds helped returns as this asset class benefited from improvement in credit fundamentals and investors’ demand for higher yields.

•	Exposure to developed non-U.S. markets, primarily short maturity Eurozone holdings, was also positive for performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/11/87)
PIMCO Low Duration Fund Class A	2.26%	5.42%	5.95%	6.97%
PIMCO Low Duration Fund Class A (adjusted)	-0.81%	4.78%	5.63%	6.77%
PIMCO Low Duration Fund Class B	1.50%	4.63%	5.40%	6.64%
PIMCO Low Duration Fund Class B (adjusted)	-3.49%	4.29%	5.40%	6.64%
PIMCO Low Duration Fund Class C (adjusted)	0.75%	4.89%	5.43%	6.44%
Merrill Lynch 1-3 Year Treasury Index	2.31%	5.45%	5.84%	—
Lipper Short Investment Grade Debt Fund Average	2.64%	5.00%	5.38%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,011	$1,008	$1,009	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$8	$7	$5	$8	$7

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	58.3%
U.S. Government Agencies	18.4%
U.S. Treasury Obligations	6.7%
Corporate Bonds & Notes	6.5%
Mortgage-Backed Securities	5.6%
Other	4.5%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	13

A  S H O R T  D U R A T I O N  B O N D  F U N D

PIMCO Money Market Fund

•	The Fund seeks maximum current income consistent with preservation of capital and daily liquidity by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The Fund’s Class A Shares returned 0.48% for the 12-month period ended March 31, 2004, underperforming the Citgroup 3-Month Treasury Bill Index return of 1.00%.

•	The Fund, which has a Aaa money market fund rating by Moody’s Investors Service, emphasizes high-quality commercial paper, shorter-term agency and high-quality corporate debt issues due to strong liquidity, attractive yields and limited credit risks.

•	High-quality (A1/P1) commercial paper yields fell approximately 0.20% for three-month maturities, partially reflecting a Federal Reserve rate decrease of 0.25%.

•	Higher-quality (A1/P1) three-month commercial paper yields relative to Treasuries remained at the same level, while 2nd tier commercial paper yields narrowed by 0.30% to approximately 0.20% on March 31, 2004.

•	The SEC 7-day and 30-day yields for the Fund were 0.42% and 0.40%, respectively as of March 31, 2004.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (3/1/91)
Money Market Fund Class A	0.48%	2.99%	3.98%	3.87%
Money Market Fund Class B	0.05%	2.19%	3.36%	3.37%
Citigroup 3-Month Treasury Bill Index	1.00%	3.32%	4.24%	—
Lipper Money Market Fund Average	0.38%	2.82%	3.87%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,002	$1,000	$1,002	$1,025	$1,025	$1,025
Expenses Paid During Period	$3	$5	$3	$3	$5	$3

For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Class A, 1.04% for Class B, 0.65% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	100.0%

*	% of total investments as of March 31, 2004

14	PIMCO Bond Funds Annual Report | 3.31.04

A  S H O R T  D U R A T I O N  B O N D  F U N D

PIMCO Short-Term Fund

•	The Fund seeks maximum current income consistent with preservation of capital and daily liquidity by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class A Shares returned 1.64% for the 12-month period ended March 31, 2004, outperforming the Citigroup 3-Month Treasury Bill Index return of 1.00%.

•	A broader exposure to the yield curve enhanced returns; this strategy captured additional income and reaped gains by “rolling down” a steep short/intermediate maturity yield curve.

•	Holdings of both mortgages and corporates helped performance primarily due to the yield premiums provided by these securities.

•	Short maturity Eurozone exposure was positive; expectations of the European Central Bank easing rose in the face of weak European growth.

•	Eurodollar futures and written options strategies boosted returns.

•	An allocation to real return bonds was positive as these assets outperformed Treasuries of comparable duration.

•	Asset-backed bonds helped returns amid strong demand for their relatively high yields and collateral protection.

•	Emerging market bonds boosted returns and provided incremental yield and diversification.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (10/7/87)
PIMCO Short-Term Fund Class A	1.64%	4.08%	5.09%	5.48%
PIMCO Short-Term Fund Class A (adjusted)	-0.39%	3.66%	4.88%	5.35%
PIMCO Short-Term Fund Class B	0.89%	3.32%	4.56%	5.14%
PIMCO Short-Term Fund Class B (adjusted)	-4.11%	2.96%	4.56%	5.14%
PIMCO Short-Term Fund Class C (adjusted)	0.34%	3.77%	4.78%	5.17%
Citigroup 3-Month Treasury Bill Index	1.00%	3.32%	4.24%	—
Lipper Ultra-Short Obligations Fund Average	1.42%	3.99%	4.81%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 2% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,007	$1,003	$1,006	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$8	$6	$5	$8	$6

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.20% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	59.8%
Corporate Bonds & Notes	14.9%
Mortgage-Backed Securities	6.7%
Asset-Backed Securities	6.6%
U.S. Government Agencies	5.7%
Other	6.3%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	15

A  M O R T G A G E - B A C K E D  B O N D  F U N D

PIMCO Total Return Mortgage Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of mortgage-related fixed-income instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage TBA securities).

•	The Fund’s Class A Shares outperformed the Lehman Brothers Mortgage Index for 12-month period ended March 31, 2004, returning 4.48%, versus 4.08% for the Index.

•	The Fund’s duration was generally above the Index for the first three months of the period, which had a positive impact on returns as yields declined across most maturities.

•	The Fund’s duration was shorter than the index for most of the last nine months of the period, which was negative for performance as yields fell during this time.

•	Index-like yield curve positioning was neutral for performance, as the shape of the term structure of rates remained relatively stable during the period.

•	An overweight to FNMA issues was positive, as these securities outperformed their GNMA counterparts.

•	Security selection of specific 15 year and 30 year pass-throughs had a positive impact on performance.

•	An underweight to premium mortgage pass-throughs was negative for performance late in the period as these issues outperformed.

•	Return was improved by using a combination of mortgage buy-forward agreements and low-duration, high-quality conventional debt instruments.

•	A small allocation to high-quality asset-backed securities added to performance, as these issues posted strong risk-adjusted returns during the period.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (7/31/97)
PIMCO Total Return Mortgage Fund Class A	4.48%	7.37%	—	7.38%
PIMCO Total Return Mortgage Fund Class A (adjusted)	-0.26%	6.39%	—	6.64%
PIMCO Total Return Mortgage Fund Class B	3.69%	6.58%	—	6.58%
PIMCO Total Return Mortgage Fund Class B (adjusted)	-1.31%	6.27%	—	6.58%
PIMCO Total Return Mortgage Fund Class C (adjusted)	2.70%	6.57%	—	6.58%
Lehman Brothers Mortgage Index	4.08%	6.75%	—	—
Lipper U.S. Mortgage Fund Average	3.44%	5.96%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,028	$1,024	$1,024	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$9	$9	$5	$9	$9

For each class of the Fund, expenses are equal to the expense ratio for the class (0.99% for Class A, 1.74% for Class B, 1.74% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Government Agencies	66.1%
Short-Term Instruments	15.8%
Asset-Backed Securities	11.9%
Mortgage-Backed Securities	6.2%

*	% of total investments as of March 31, 2004

16	PIMCO Bond Funds Annual Report | 3.31.04

Summary Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
Deutsche Telekom International Finance BV
8.500% due 06/15/2010	$2,880	$3,541	0.4%
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	10,500	10,671	1.4%
8.000% due 03/25/2009	8,100	8,171	1.1%
Ford Motor Credit Co.
7.000% due 10/01/2013	3,575	3,779	0.5%
HSBC Bank USA
4.625% due 04/01/2014	3,500	3,478	0.5%
Mizuho Preferred Capital Co.
8.790% due 06/30/2008 (a)	3,000	3,380	0.5%
Pemex Finance Ltd.
8.020% - 9.690% due 05/15/2007 - 08/15/2009 (d)	1,885	2,192	0.3%
Pemex Project Funding Master Trust
7.375% - 8.625% due 11/15/2011 - 02/01/2022 (d)	2,983	3,474	0.5%
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (a)	28,337	31,453	4.2%
Other Banking & Finance (b)		37,596	5.0%

		107,735	14.4%

Industrials
DaimlerChrysler NA Holding Corp.
1.910% due 09/26/2005 (a)	4,000	4,027	0.5%
6.500% - 8.500% due 01/15/2012 - 01/18/2031 (d)	3,130	3,477	0.5%
El Paso Production Holding Co.
7.750% due 06/01/2013	6,665	6,215	0.8%
General Motors Corp.
7.125% due 07/15/2013	3,025	3,310	0.5%
Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008	3,000	3,111	0.4%
Pemex Project Funding Master Trust
2.920% due 10/15/2009 (a)	3,500	3,655	0.5%
Petroleos Mexicanos
9.250% due 03/30/2018	2,300	2,835	0.4%
Qwest Communications International
7.250% due 02/15/2011	4,275	4,093	0.6%
Tyco International Group S.A.
6.375% due 02/15/2006	3,000	3,195	0.4%
Williams Cos., Inc.
6.500% due 08/01/2006	3,000	3,146	0.4%
6.500% - 8.750% due 12/01/2008 - 03/15/2032 (d)	5,785	6,203	0.8%
Other Industrials (b)		120,969	16.2%

		164,236	22.0%

Utilities
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	2,740	3,344	0.4%
British Telecom PLC
8.375% due 12/15/2010	2,240	2,773	0.4%
Delphi Corp.
6.500% due 08/15/2013	4,040	4,325	0.6%
FirstEnergy Corp.
6.450% due 11/15/2011	3,200	3,510	0.5%
France Telecom S.A.
8.750% due 03/01/2011	2,745	3,358	0.4%
NRG Energy, Inc.
8.000% due 12/15/2013	3,870	4,015	0.5%
PSEG Power LLC
3.750% due 04/01/2009	3,000	3,004	0.4%
Sprint Capital Corp.
8.375% due 03/15/2012	2,680	3,269	0.5%
TXU Energy Co.
7.000% due 03/15/2013	3,800	4,364	0.6%
Other Utilities (b)		44,928	6.0%

		76,890	10.3%

Total Corporate Bonds & Notes (Cost $343,559)		348,861	46.7%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (b) (Cost $72)		73	0.0%

SOVEREIGN ISSUES

Republic of Brazil
2.062% due 04/15/2009 (a)	2,984	2,810	0.4%
10.000% due 08/07/2011	3,600	3,838	0.5%
11.000% due 01/11/2012	14,725	16,470	2.2%
2.187% due 04/15/2012 (a)	3,735	3,292	0.4%
12.250% due 03/06/2030	2,335	2,790	0.4%
8.250% due 01/20/2034	7,270	6,216	0.8%
11.000% due 08/17/2040	28,567	30,652	4.1%
2.000% - 14.500% due 04/15/2006 - 05/15/2027 (d)	10,460	11,072	1.4%
Republic of Ecuador
7.000% due 08/15/2030	10,595	9,460	1.3%
Republic of Ukraine
6.875% due 03/04/2011	11,650	11,970	1.6%
7.650% - 11.000% due 03/15/2007 - 06/11/2013 (d)	2,208	2,388	0.3%
Russian Federation
8.750% due 07/24/2005	3,000	3,242	0.4%
8.250% due 03/31/2010 (a)	230	262	0.1%
5.000% due 03/31/2030 (a)	51,622	51,829	7.0%
United Mexican States
8.375% due 01/14/2011	4,163	5,071	0.7%
6.375% due 01/16/2013	3,239	3,516	0.5%
5.875% due 01/15/2014	8,100	8,432	1.1%
7.500% - 11.375% due 02/17/2009 - 04/08/2033 (d)	8,658	10,257	1.4%
Other Sovereign Issues (b)		24,355	3.2%

Total Sovereign Issues (Cost $203,196)		207,922	27.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h)

Total Foreign Currency-Denominated Issues (b) (Cost $2,494)		3,465	0.5%

PREFERRED STOCK

Total Preferred Stock (b) (Cost $1,785)		1,819	0.2%

SHORT-TERM INSTRUMENTS

Commercial Paper
ABN AMRO Mortgage Corp.
1.030% due 04/28/2004	10,000	9,992	1.3%
Barclays U.S. Funding Corp.
1.030% due 05/21/2004	10,000	9,986	1.3%
Danske Corp.
1.025% - 1.030% due 04/14/2004 - 06/18/2004 (d)	15,000	14,968	2.0%
Fannie Mae
1.005% - 1.030% due 05/05/2004 - 07/01/2004 (d)	34,400	34,339	4.6%
Freddie Mac
1.000% - 1.015% due 05/11/2004 - 07/15/2004 (d)	29,400	29,346	3.9%
HBOS Treasury Services PLC
1.030% - 1.100% due 04/15/2004 - 06/29/2004 (d)	5,800	5,788	0.8%
Pfizer, Inc.
1.000% - 1.010% due 05/17/2004 - 5/24/2004 (d)	18,400	18,373	2.5%
Rabobank Netherland NV
1.030% due 05/10/2004	3,500	3,496	0.5%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	17

Summary Schedule of Investments (Cont.)

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
Royal Bank of Scotland PLC
1.020% - 1.025% due 05/04/2004 - 05/05/2004 (d)	$6,500	$6,494	0.9%
Westpac Capital Corp.
1.030% - 1.040% due 05/06/2004 - 07/07/2004 (d)	12,000	11,984	1.6%
Other Commercial Paper (b)		1,398	0.2%

		146,164	19.6%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $2,045. Repurchase proceeds are $2,000)	2,000	2,000	0.3%

U.S. Treasury Bills
0.971% due 06/03/2004-06/17/2004 (c)(d)	7,815	7,799	1.0%

Total Short-Term Instruments (Cost $155,967)		155,963	20.9%

Total Investments (Cost $707,073)		$718,103	96.1%

Written Options (f) (Premiums $585)		(594)	(0.1)%

Other Assets and Liabilities (Net)		29,608	4.0%

Net Assets		$747,117	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $2,810 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Note Long Futures	06/2004	523	$1,062
U.S. Treasury 10-Year Note Long Futures	06/2004	20	(14)

			$1,048

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	$3,000	$5
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	4,000	10
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	1,000	2
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	6,000	15
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	700	(2)
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,000	(43)
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2008	17,200	(531)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,000	(114)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,300	(28)
Receive a fixed rate equal to 1.280% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	900	6
Receive a fixed rate equal to 0.600% and the Fund will pay at par in the event of default of IBOXX IG Index.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2009	3,000	(6)
Receive a fixed rate equal to 1.000% and pay total return on Tradable Credit North America Series 2 March 2009 Index.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2009	10,000	(35)
Receive a fixed rate equal to 1.000% and pay total return on Tradable Credit North America Series 2 March 2009 Index.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2009	3,800	(28)
Receive a fixed rate equal to 3.150% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 08/19/2013	200	10

18	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/04/2013	$810	$31
Receive a fixed rate equal to 2.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/05/2013	350	12
Receive a fixed rate equal to 2.750% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/17/2013	200	4
Receive a fixed rate equal to 2.050% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 7.500% due 04/08/2033.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2013	210	6
Receive a fixed rate equal to 2.070% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	490	16
Receive a fixed rate equal to 2.070% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	40	1
Receive a fixed rate equal to 2.170% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	120	5
Receive a fixed rate equal to 2.310% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	4,500	(62)

		$(726)

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	256	$180	$16
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	114	95	14
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	353	300	547
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	17	10	17

				$585	$594

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	19

Summary Schedule of Investments (Cont.)

Diversified Income Fund

March 31, 2004

(g)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	832	04/2004	$4	$0	$4
Buy		818	05/2004	1	0	1
Buy		690	06/2004	1	0	1
Sell	C$	1,000	04/2004	0	(11)	(11)
Buy	CP	46,275	04/2004	1	0	1
Buy		140,093	05/2004	0	(1)	(1)
Buy		139,385	06/2004	0	(2)	(2)
Buy	CY	2,109	09/2004	0	(4)	(4)
Sell	EC	2,374	04/2004	18	0	18
Buy	H$	2,181	04/2004	0	0	0
Buy		2,139	05/2004	0	0	0
Buy		1,788	06/2004	0	0	0
Buy	IR	15,601	06/2004	13	0	13
Buy	JY	700,453	05/2004	397	0	397
Buy	KW	303,021	04/2004	3	0	3
Buy		6,269,334	05/2004	82	0	82
Buy		271,400	06/2004	5	0	5
Buy	MP	12,698	04/2004	34	0	34
Sell		12,699	04/2004	23	0	23
Buy		3,106	05/2004	0	(4)	(4)
Buy		2,579	06/2004	0	(2)	(2)
Buy	PN	954	05/2004	0	0	0
Buy		800	06/2004	0	0	0
Buy	RR	18,812	04/2004	0	(2)	(2)
Buy		7,840	05/2004	0	(1)	(1)
Buy		6,564	06/2004	0	0	0
Buy	S$	473	04/2004	2	0	2
Buy		465	05/2004	3	0	3
Buy		392	06/2004	4	0	4
Buy	SR	1,848	05/2004	15	0	15
Buy		1,577	06/2004	16	0	16
Buy	SV	9,058	05/2004	1	0	1
Buy		7,689	06/2004	3	0	3
Buy	T$	9,108	05/2004	2	0	2
Buy		7,638	06/2004	2	0	2

				$630	$(27)	$603

(h)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

20	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
BRAZIL

Republic of Brazil
2.000% due 04/15/2006 (a)	$43,509	$42,722	3.0%
11.500% due 03/12/2008	10,700	12,171	0.8%
2.062% due 04/15/2009 (a)	39,614	37,314	2.6%
11.000% due 01/11/2012	31,675	35,429	2.4%
2.187% due 04/15/2012 (a)	51,740	45,602	3.1%
6.000% due 04/15/2024 (a)	11,697	10,126	0.7%
8.875% due 04/15/2024	18,350	16,883	1.2%
10.125% due 05/15/2027	19,050	19,374	1.3%
12.250% due 03/06/2030	22,115	26,427	1.8%
8.250% due 01/20/2034	23,880	20,417	1.4%
11.000% due 08/17/2040	126,321	135,542	9.3%
2.125% - 14.500% due 10/15/2009 - 04/15/2024 (b)	24,155	26,933	1.9%

Total Brazil (Cost $388,634)		428,940	29.5%

BULGARIA

Total Bulgaria (d) (Cost $5,385)		5,637	0.4%

CAYMAN ISLANDS

Pemex Finance Ltd.
9.030% due 02/15/2011	$60	73	0.0%
Other Cayman Islands (d)		690	0.1%

Total Cayman Islands (Cost $719)		763	0.1%

CHILE

Republic of Chile
7.125% due 01/11/2012	$10,740	12,542	0.8%
5.500% - 6.875% due 04/28/2009 - 01/15/2013 (b)	3,270	3,669	0.3%

Total Chile (Cost $15,737)		16,211	1.1%

COLOMBIA

Republic of Columbia
7.625% - 10.750% due 02/15/2007 - 01/28/2033 (b)	$16,797	19,446	1.3%

(Cost $12,592)

CROATIA

Total Croatia (d) (Cost $1,939)		1,945	0.1%

DOMINICAN REPUBLIC

Dominican Republic
9.500% due 09/27/2006	$13,400	10,385	0.7%
Other Dominican Republic (d)		1,746	0.1%

Total Dominican Republic (Cost $14,228)		12,131	0.8%

ECUADOR

Republic of Ecuador
7.000% due 08/15/2030 (a)	$72,437	64,726	4.5%

Total Ecuador (Cost $50,916)		64,726	4.5%

EL SALVADOR

Total El Salvador (d) (Cost $3,560)		3,838	0.3%

GUATEMALA

Republic of Guatemala
9.250% due 08/01/2013	$13,731	15,970	1.1%

Total Guatemala (Cost $15,651)		15,970	1.1%

MALAYSIA

Petronas Capital Ltd.
7.000% due 05/22/2012	$9,985	11,479	0.8%
7.875% due 05/22/2022	3,000	3,591	0.2%
Other Malaysia (d)		7,451	0.5%

Total Malaysia (Cost $21,580)		22,521	1.5%

MEXICO

Pemex Project Funding Master Trust
8.000% due 11/15/2011	$6,580	7,689	0.5%
8.625% due 02/01/2022	25,466	29,541	2.0%
2.650% - 9.125% due 01/07/2005 - 12/15/2014 (b)	7,890	8,644	0.6%
United Mexican States
8.375% due 01/14/2011	25,642	31,236	2.1%
7.500% due 01/14/2012	7,450	8,679	0.6%
6.375% due 01/16/2013	17,186	18,655	1.3%
8.125% due 12/30/2019	18,935	22,533	1.6%
8.000% due 09/24/2022	27,380	31,692	2.2%
8.300% due 08/15/2031	17,361	20,443	1.4%
4.625% - 11.375% due 03/12/2008 - 04/08/2033 (b)	16,310	19,076	1.3%
Other Mexico (d)		9,440	0.7%

Total Mexico (Cost $198,008)		207,628	14.3%

MOROCCO

Total Morocco (d) (Cost $4,229)		4,357	0.3%

PANAMA

Republic of Panama
9.625% due 02/08/2011	$16,289	19,466	1.3%
9.375% due 07/23/2012	13,283	15,774	1.1%
8.250% - 9.375% due 04/22/2008 - 04/01/2029 (b)	3,785	4,317	0.3%

Total Panama (Cost $37,980)		39,557	2.7%

PERU

Republic of Peru
9.125% due 02/21/2012	$8,741	9,943	0.7%
4.500% due 03/07/2017 (a)	22,814	20,262	1.4%
5.000% due 03/07/2017 (a)	19,861	18,542	1.3%
8.750% - 9.875% due 01/15/2008 - 11/21/2033 (b)	7,159	7,901	0.5%

Total Peru (Cost $53,485)		56,648	3.9%

QATAR

Total Qatar (d) (Cost $3,000)		3,031	0.2%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	21

Summary Schedule of Investments (Cont.)

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
RUSSIA

Russian Federation
8.250% due 03/31/2010 (a)		$6,970	$7,930	0.5%
5.000% due 03/31/2030 (a)		206,534	207,369	14.3%
8.750% - 12.750% due 07/24/2005 - 06/24/2028 (b)		10,047	8,270	0.6%

Total Russia (Cost $218,684)			223,569	15.4%

SOUTH AFRICA (d)(e)

Republic of South Africa
5.250% due 05/16/2013	EC	15,560	19,109	1.3%
7.375% - 9.125% due 04/25/2012 - 06/23/2017 (b)		$6,690	8,239	0.6%

Total South Africa (Cost $25,823)			27,348	1.9%

SOUTH KOREA

Total South Korea (d) (Cost $19,828)			20,133	1.4%

TUNISIA (d)(e)

Banque Centrale De Tunisie
4.750% due 04/07/2011	EC	450	551	0.0%
7.375% due 04/25/2012		$36,662	42,803	2.9%
8.250% due 09/19/2027		1,680	1,966	0.2%

Total Tunisia (Cost $45,108)			45,320	3.1%

UKRAINE

Republic of Ukraine
11.000% due 03/15/2007 (a)		$11,152	12,528	0.8%
6.875% due 03/04/2011		32,450	33,342	2.3%
7.650% due 06/11/2013		10,960	11,487	0.8%

Total Ukraine (Cost $55,868)			57,357	3.9%

UNITED STATES

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		$9,250	9,593	0.7%
Pemex Project Funding Master Trust
2.920% due 10/15/2009 (a)		25,280	26,399	1.8%

Total United States (Cost $65,200)			35,992	2.5%

VENEZUELA

Republic of Venezuela
9.375% due 01/13/2034		$15,850	14,027	1.0%
5.375% - 10.750% due 08/07/2010 - 09/19/2013 (b)		7,850	6,717	0.4%

Total Venezuela (Cost $21,408)			20,744	1.4%

SHORT-TERM INSTRUMENTS

Commercial Paper
Anz (Delaware), Inc.
1.040% due 05/12/2004		$20,000	19,976	1.4%
CBA (de) Finance
1.050% due 04/07/2004		11,100	11,098	0.8%
Fannie Mae
1.010% due 05/19/2004 - 07/01/2004 (b)		47,900	47,816	3.3%
Freddie Mac
1.010% - 1.040% due 05/03/2004 - 07/15/2004 (b)		116,300	116,150	8.0%
General Electric Capital Corp.
1.030% - 1.110% due 04/07/2004 - 04/26/2004 (b)		30,000	29,984	2.1%
HBOS Treasury Services PLC
1.040% - 1.050% due 05/04/2004 - 06/30/2004 (b)		43,000	42,912	2.9%
Rabobank USA Financial Corp.
1.025% due 04/20/2004		7,900	7,896	0.5%
UBS Finance, Inc.
1.020% due 06/16/2004 - 06/28/2004 (b)		30,900	30,824	2.1%
Westpac Capital Corp.
1.030% - 1.040% due 04/27/2004 - 06/08/2004 (b)		18,500	18,482	1.3%
Other Commercial Paper			8,894	0.6%

			334,032	23.0%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $13,354. Repurchase proceeds are $13,091.)		13,091	13,091	0.9%

U.S. Treasury Bills
1.025% due 05/13/2004-06/17/2004 (b)		71,560	71,438	4.9%

Total Short-Term Instruments (Cost $418,572)			418,561	28.8%

Total Investments (Cost $1,698,134)			$1,752,373	120.5%

Other Assets and Liabilities (Net)			(297,657)	(20.5)%

Net Assets			$1,454,716	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.850% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: Goldman Sachs & Co. Exp. 05/09/2004	$3,000	22
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	1,500	(6)
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	5,000	5

22	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	$1,000	$1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	3,000	6
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030 and 7.500% thereafter.
Counterparty: Barclays Bank PLC Exp. 07/20/2004	10,000	14
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/18/2004	7,500	3
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	1,750	3
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	9,750	26
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,500	13
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	1,500	3
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	500	5
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000%, until 03/31/2004 and 7.500% thereafter, due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	3,500	9
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	1,250	(3)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,500	18
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	4,000	18
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,500	31
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	3,000	41
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: UBS Warburg LLC Exp. 12/20/2008	5,000	(157)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	2,000	(75)
Receive a fixed rate equal to 1.280% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	3,800	26
Receive a fixed rate equal to 8.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Counterparty: Credit Suisse First Boston Exp. 03/11/2009	14,000	1,401
Receive a fixed rate equal to 2.840% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/04/2013	5,400	475
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Credit Suisse First Boston Exp. 01/16/2013	4,000	340
Receive a fixed rate equal to 2.450% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 04/08/2013	3,500	211
Receive a fixed rate equal to 3.110% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Citibank N.A., New York Exp. 06/17/2013	20,000	925
Receive a fixed rate equal to 3.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2013	20,000	840

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	23

Summary Schedule of Investments (Cont.)

Emerging Markets Bond Fund

March 31, 2004

Receive a fixed rate equal to 3.160% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 10/02/2013	$12,000	$591
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2013	12,500	73
Receive a fixed rate equal to 2.310% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	1,350	(19)
Receive a fixed rate equal to 2.320% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/21/2014	12,000	(157)
Receive a fixed rate equal to 2.550% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 03/20/2014	3,700	11

		$4,694

(d)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(e)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Principal Amount Covered by Currency	Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	3,267	04/2004	$14	$0	$14
Buy		4,014	05/2004	6	0	6
Buy		2,970	06/2004	4	0	4
Buy	CP	199,291	04/2004	3	0	3
Buy		603,009	05/2004	0	(2)	(2)
Buy		599,960	06/2004	0	(8)	(8)
Buy	CY	24,701	09/2004	5	(34)	(29)
Sell	EC	14,698	04/2004	109	0	109
Buy	H$	9,735	04/2004	0	0	0
Buy		9,721	05/2004	0	0	0
Buy		7,696	06/2004	0	0	0
Buy	IR	67,152	06/2004	57	0	57
Buy	KW	1,451,250	04/2004	13	0	13
Buy		14,390,509	05/2004	186	0	186
Buy		1,168,200	06/2004	22	0	22
Buy	MP	31,400	04/2004	83	0	83
Sell		31,400	04/2004	60	0	60
Buy		13,278	05/2004	0	(17)	(17)
Buy		11,099	06/2004	0	(7)	(7)
Buy	PN	4,338	05/2004	1	0	1
Buy		3,444	06/2004	2	0	2
Buy	RR	35,575	04/2004	0	(4)	(4)
Buy		35,638	05/2004	0	(2)	(2)
Buy		28,255	06/2004	0	(1)	(1)
Buy	S$	2,110	04/2004	9	0	9
Buy		2,113	05/2004	12	0	12
Buy		1,688	06/2004	18	0	18
Buy	SR	8,398	05/2004	68	0	68
Buy		6,790	06/2004	69	0	69
Buy	SV	41,172	05/2004	3	0	3
Buy		37,107	06/2004	16	0	16
Buy	T$	41,399	05/2004	8	0	8
Buy		32,878	06/2004	10	0	10

				$778	$(75)	$703

(f)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

24	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
AUSTRALIA

Total Australia (h) (Cost $6,147)			$6,179	0.4%

AUSTRIA (k)(l)

Republic of Austria
5.000% due 07/15/2012	EC	12,700	16,932	1.1%

Total Austria (Cost $14,019)			16,932	1.1%

BELGIUM (k)(l)

Kingdom of Belgium
7.500% due 07/29/2008	EC	10,500	15,268	1.0%
6.250% - 7.000% due 11/21/2004 - 03/28/2007 (c)	BF	184,600	7,657	0.5%

Total Belgium (Cost $18,051)			22,925	1.5%

BRAZIL

Total Brazil (h) (Cost $7,004)			7,063	0.5%

CANADA (k)(l)

Commonwealth of Canada
6.000% due 06/01/2008	C$	34,300	28,857	1.8%
5.500% due 06/01/2009		17,400	14,436	0.9%
5.500% due 06/01/2010		17,300	14,363	0.9%
6.000% due 06/01/2011		12,700	10,833	0.7%

Total Canada (Cost $60,432)			68,489	4.3%

CAYMAN ISLANDS (k)(l)

MBNA Master Credit Card Trust
2.206% due 10/19/2006 (a)	EC	8,100	9,957	0.6%
Other Cayman Islands (h)			11,658	0.8%

Total Cayman Islands (Cost $21,639)			21,615	1.4%

CHILE

Total Chile (h) (Cost $2,005)			2,135	0.1%

DENMARK

Total Denmark (h) (Cost $2,777)			4,343	0.3%

FRANCE (k)(l)

Republic of France
7.250% due 04/25/2006	EC	7,000	9,475	0.6%
5.250% due 04/25/2008		47,000	63,004	4.0%
4.000% due 04/25/2009		4,050	5,186	0.3%
4.000% due 10/25/2009		30,070	38,351	2.4%
Other France (h)			1,239	0.1%

Total France (Cost $84,501)			117,255	7.4%

GERMANY (k)(l)

Republic of Germany
4.125% due 07/04/2008	EC	16,500	21,251	1.4%
4.500% due 07/04/2009		20,300	26,555	1.7%
5.250% due 07/04/2010		30,700	41,670	2.6%
5.250% due 01/04/2011		28,400	38,599	2.4%
5.000% due 01/04/2012		56,300	75,420	4.8%
5.000% due 07/04/2012		24,500	32,734	2.1%
4.500% due 01/04/2013		47,885	61,856	3.9%
6.500% due 07/04/2027		75,260	116,005	7.3%
5.625% due 01/04/2028		11,630	16,112	1.0%
3.000% - 6.250% due 09/24/2004 - 01/04/2031 (c)		20,968	27,641	1.8%
Other Germany (h)			10,588	0.7%

Total Germany (Cost $425,865)			468,431	29.7%

IRELAND

Total Ireland (h) (Cost $3,449)			4,565	0.3%

ITALY (j)(k)

Republic of Italy
7.750% due 11/01/2006	EC	5,700	7,924	0.5%
Other Italy (h)			13,361	0.9%

Total Italy (Cost $18,172)			21,285	1.4%

JAPAN (j)(k)

Government of Japan
0.300% due 12/20/2007	JY	17,180,000	164,610	10.4%
1.900% due 09/20/2022		1,620,000	15,715	1.0%

Total Japan (Cost $160,473)			180,325	11.4%

LIBERIA

Total Liberia (h) (Cost $2,223)			2,229	0.1%

LUXEMBOURG

Total Luxembourg (h) (Cost $5,666)			6,036	0.4%

MEXICO

Total Mexico (h) (Cost $2,913)			3,495	0.2%

NETHERLANDS (k)(l)

Kingdom of Netherlands
6.000% due 01/15/2006	EC	12,000	15,723	1.0%
Other Netherlands (h)			12,730	0.8%

Total Netherlands (Cost $24,494)			28,453	1.8%

NEW ZEALAND

Total New Zealand (h) (Cost $3,134)			4,328	0.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	25

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
PANAMA

Total Panama (h) (Cost $2,898)			$3,386	0.2%

PERU

Total Peru (h) (Cost $7,857)			9,132	0.6%

RUSSIA

Total Russia (h) (Cost $4,602)			4,618	0.3%

SOUTH AFRICA

Total South Africa (h) (Cost $2,817)			2,818	0.2%

SPAIN (j)(k)

Kingdom of Spain
5.150% due 07/30/2009	EC	37,730	50,851	3.2%
5.350% due 10/31/2011		11,100	15,143	1.0%
Other Spain (h)			5,358	0.3%

Total Spain (Cost $52,776)			71,352	4.5%

SUPRANATIONAL (j)(k)

Eurofima
4.750% due 07/07/2004	SK	60,900	8,117	0.5%

Total Supranational (Cost $7,055)			8,117	0.5%

SWEDEN

Total Sweden (h) (Cost $2,676)			3,828	0.2%

TUNISIA

Total Tunisia (h) (Cost $309)			313	0.0%

UNITED KINGDOM (k)(l)

Haus Ltd.
2.347% due 12/14/2037 (a)	EC	7,048	8,693	0.6%
United Kingdom Gilt
4.000% due 03/07/2009	BP	1,950	3,489	0.2%
5.000% due 03/07/2012		34,100	63,853	4.0%
8.000% due 09/27/2013		24,800	56,956	3.6%
5.000% due 09/07/2014		8,170	15,339	1.0%
Other United Kingdom (h)			10,089	0.6%

Total United Kingdom (Cost $153,057)			158,419	10.0%

UNITED STATES

Asset-Backed Securities
Total Asset-Backed Securities (h)			26,773	1.7%

Corporate Bonds & Notes
Total Corporate Bonds & Notes (h)			71,314	4.5%

Mortgage-Backed Securities
J.P. Morgan Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		$10,100	11,612	0.7%
Other Mortgage-Backed Securities (h)			21,406	1.4%

			33,018	2.1%

Municipal Bonds & Notes
Total Municipal Bonds & Notes (h)			41,545	2.6%

Preferred Security
Total Preferred Security (h)			6,816	0.4%

U.S. Government Agencies
Fannie Mae
4.640% due 01/30/2008		13,700	13,864	0.9%
1.210% - 6.500% due 08/16/2006 - 03/25/2034 (c)		10,323	10,633	0.7%
Freddie Mac
5.750% due 04/29/2009		7,855	7,882	0.5%
3.333% - 9.050% due 05/15/2009 - 08/01/2032 (c)		12,473	12,788	0.8%
Small Business Administration
5.980% due 11/01/2022		7,769	8,440	0.5%
6.344% - 6.640% due 02/10/2011 - 08/10/2011		8,199	8,930	0.6%
Tennessee Valley Authority
4.875% due 12/15/2016		16,050	17,456	1.1%
5.880% due 04/01/2036		8,145	9,267	0.6%
5.980% due 04/01/2036		1,855	2,072	0.1%
Other U.S. Government Agencies (h)		16,973	17,625	1.1%

			108,957	6.9%

U.S. Treasury Obligations
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011		40,375	47,099	3.0%
3.000% due 07/15/2012		12,511	14,244	0.9%
2.000% - 4.250% due 01/15/2010 - 04/15/2028 (c)		4,492	5,506	0.4%
U.S. Treasury Bonds
7.500% due 11/15/2016		14,800	19,516	1.2%
8.125% due 08/15/2019		10,400	14,593	0.9%
6.250% due 08/15/2023		15,200	18,078	1.1%
U.S. Treasury Notes
5.000% due 08/15/2011		13,365	14,731	0.9%
4.000% due 02/15/2014		13,300	13,479	0.9%
U.S. Treasury Strips
0.000% due 08/15/2019		35,400	16,795	1.1%
0.000% due 08/15/2020		18,900	8,420	0.5%

			172,461	10.9%

Total United States (Cost $449,186)			460,884	29.1%

SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.010% - 1.015% due 06/30/2004 - 07/01/2004 (c)		17,300	17,255	1.1%
Freddie Mac
1.010% due 07/15/2004		12,900	12,861	0.8%
Rabobank USA Financial Corp.
1.060% due 04/01/2004		18,900	18,900	1.2%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		43,300	43,300	2.7%
Other Commercial Paper (h)			7,693	0.5%

			100,009	6.3%

Repurchase Agreement
State Street Bank
1.000% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,362. Repuchase proceeds are $4,272.)		4,272	4,272	0.3%

26	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets
U.S. Treasury Bills
0.998% due 06/03/2004-06/17/2004 (c)(d)(e)	$46,330	$46,235	2.9%

Total Short-Term Instruments (Cost $150,527)		150,516	9.5%

Total Investments (Cost $1,696,724)		$1,859,466	117.7%

Written Options (i) (Premiums $9,019)		(15,768)	(1.0)%

Other Assets and Liabilities (Net)		(264,370)	(16.7)%

Net Assets		$1,579,328	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $14,555 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Purchased Put Options Strike @ 107.500	06/2004	280	$0
Euro-Bund Purchased Put Options Strike @ 108.500	06/2004	10	0
Euribor Purchased Put Options Strike @ 93.000	12/2004	91	(12)
Euribor June Long Futures	06/2005	115	93
Euro-Bobl 5-Year Note Long Futures	06/2004	459	530
Euro-Bund 10-Year Note Long Futures	06/2004	965	1,226
Eurodollar June Long Futures	06/2004	177	367
Eurodollar June Short Futures	06/2004	177	(175)
Government of Japan 10-Year Note Long Futures	06/2004	190	(1,507)
U.S. Treasury 10-Year Note Long Futures	06/2004	2,489	3,179
U.S. Treasury 30-Year Bond Long Futures	06/2004	61	177

			$3,878

(e)	Securities with an aggregate market value of $27,450 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Broters, Inc. Exp. 03/15/2016	BP	30,200	$(616)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		10,120	(258)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		21,100	30
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		30,300	15
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		60,000	24
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/20/2018		11,600	(50)
Receive a fixed rate equal to 5.000% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/18/2008	C$	18,000	90
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	23,400	218
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		119,750	1,395
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		84,700	905
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		13,200	124
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		100,000	(310)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 3.750%.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2012		9,900	(249)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012		89,700	(10,128)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		72,300	(4,410)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		24,100	183
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		51,000	281

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	27

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/20/2018	EC	20,500	$98
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		57,050	244
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		78,100	417
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2031		4,000	(892)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	86,600	(806)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		117,000	(1,378)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2007	JY	525,000	26
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 1.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/24/2011		500,000	(20)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		2,008,000	(176)
Receive a fixed rate equal to 1.315% and pay floating rate based on 6-month JY-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/18/2013	JY	600,000	$(29)
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		3,410,000	65
Receive a fixed rate equal to 4.500% and pay floating rate based on 3-month SK-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2008	SK	48,000	112
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$4,400	3
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		2,400	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		1,700	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		2,200	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005		4,800	40
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005		6,000	54
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005		4,800	8
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		22,200	(817)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009		6,700	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2014		8,600	(531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014		74,100	(3,660)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2014		2,000	17
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014		113,100	(5,531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2024		57,500	(3,612)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024		72,900	$(4,799)

			$(33,923)

28	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation
Call & Put - OTC% U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	6,220	$404

(h)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$110.000	05/21/2004	104	$48	$18
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	122	194	269
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	335	469	518
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	145	163	163

				$874	$968

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$8,300	$62	$89
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	06/14/2004	18,600	291	365
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%**	10/04/2004	700	23	84
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%*	10/04/2004	700	31	1
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	84,000	2,493	6,242
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	66,900	510	74
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	66,900	688	1,002
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	8,700	195	744
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500	%**	01/07/2005	42,500	1,944	3,631
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	7.000	%*	01/07/2005	2,500	48	3
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%**	08/04/2005	4,100	145	354
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%*	08/04/2005	4,100	212	59
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	1,175
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	194
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	4.375	%**	12/15/2006	2,900	38	68
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	10,000	297	715

						$8,145	$14,800

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(j)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	5.500	05/15/2009	$13,500	$15,254	$15,276
U.S. Treasury Note	3.000	07/15/2012	12,466	14,193	14,231
U.S. Treasury Note	3.625	05/15/2013	126,725	125,953	125,800
U.S. Treasury Note	4.250	08/15/2013	55,060	57,073	56,074

				$212,473	$211,381

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	29

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

(k)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	A$	4,743	04/2004	$57	$0	$57
Buy	BP	43,032	04/2004	916	0	916
Sell		52,269	04/2004	208	(254)	(46)
Buy	BR	3,434	04/2004	15	0	15
Buy		892	05/2004	1	0	1
Sell	C$	92,854	04/2004	0	(1,021)	(1,021)
Buy	CP	72,806	04/2004	1	0	1
Buy	DK	1,861	06/2004	3	0	3
Sell		42,744	06/2004	0	(42)	(42)
Buy	EC	75,013	04/2004	116	(139)	(23)
Sell		651,079	04/2004	4,489	0	4,489
Buy	H$	19,526	04/2004	0	(4)	(4)
Buy		2,722	05/2004	0	0	0
Buy		2,668	06/2004	0	0	0
Buy	JY	692,837	04/2004	1	0	1
Sell		17,875,550	05/2004	0	(10,134)	(10,134)
Buy	KW	354,105	04/2004	3	0	3
Buy		349,350	05/2004	3	0	3
Buy		1,026,929	06/2004	7	0	7
Buy	MP	4,371	05/2004	0	(6)	(6)
Sell	N$	5,601	04/2004	0	(33)	(33)
Buy	PN	1,190	05/2004	0	0	0
Buy	RR	9,534	04/2004	0	(1)	(1)
Buy		12,830	05/2004	0	(1)	(1)
Buy	S$	483	04/2004	2	0	2
Buy		592	05/2004	3	0	3
Buy	SK	143	06/2004	0	0	0
Sell		88,173	06/2004	1	0	1
Buy	SR	2,163	05/2004	17	0	17
Buy	SV	10,935	05/2004	1	0	1
Buy	T$	14,904	05/2004	3	0	3

				$5,847	$(11,635)	$(5,788)

(l)	Principal amount denoted in indicated currency:

A$	-	Australian Dollar
BF	-	Belgian Franc
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

30	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
AUSTRALIA

Total Australia (h) (Cost $835)			$834	0.5%

BELGIUM (j)(k)

Kingdom of Belgium
7.000% due 11/21/2004	BF	5,800	182	0.1%
6.250% due 03/28/2007	EC	500	680	0.4%
7.500% due 07/29/2008		900	1,309	0.7%

Total Belgium (Cost $1,563)			2,171	1.2%

BRAZIL

Total Brazil (h) (Cost $1,593)			$664	0.4%

CANADA (j)(k)

Commonwealth of Canada
6.000% due 06/01/2008	C$	3,200	2,692	1.6%
5.500% due 06/01/2010		1,600	1,328	0.8%
6.000% due 06/01/2011		1,700	1,450	0.8%
5.500% due 06/01/2009		900	747	0.4%
Other Canada (h)			230	0.1%

Total Canada (Cost $5,809)			6,447	3.7%

CAYMAN ISLANDS

Total Cayman Islands (h) (Cost $1,555)			1,582	0.9%

CHILE

Total Chile (h) (Cost $99)			106	0.1%

DENMARK

Total Denmark (h) (Cost $249)			394	0.2%

FRANCE (j)(k)

Republic of France
7.250% due 04/25/2006	EC	3,000	4,061	2.3%
4.000% due 10/25/2009		2,260	2,882	1.7%
Other France (h)			74	0.0%

Total France (Cost $6,101)			7,017	4.0%

GERMANY (j)(k)

KFW International Finance, Inc.
3.500% due 11/15/2005	EC	1,300	1,633	0.9%
Republic of Germany
3.250% due 09/24/2004		920	1,138	0.7%
6.250% due 04/26/2006		2,000	2,653	1.5%
5.000% due 07/04/2007		2,000	2,711	1.6%
5.250% due 01/04/2011		6,600	8,970	5.2%
5.000% due 01/04/2012		800	1,072	0.6%
5.000% due 07/04/2012		3,100	4,142	2.4%
4.500% due 01/04/2013		2,720	3,514	2.0%
6.500% due 07/04/2027		4,500	6,936	4.0%
5.625% due 01/04/2028		2,040	2,826	1.6%
3.000% - 4.250% due 02/15/2008 - 04/11/2008 (c)		200	253	0.2%
Other Germany (h)			395	0.2%

Total Germany (Cost $34,207)			36,243	20.9%

IRELAND

Total Ireland (h) (Cost $303)			334	0.2%

ITALY (j)(k)

Findomestic Securitization Vehicle SRL
2.340% due 12/20/2008 (a)	EC	900	1,107	0.6%
Republic of Italy
7.750% due 11/01/2006		700	973	0.6%
6.000% due 11/01/2007		1,200	1,638	0.9%
4.500% due 05/01/2009		1,280	1,672	1.0%
5.500% due 11/01/2010		400	549	0.3%
Siena Mortgages
2.283% due 12/16/2038 (a)		1,600	1,973	1.1%
Other Italy (h)			305	0.2%

Total Italy (Cost $7,407)			8,217	4.7%

JAPAN (j)(k)

Government of Japan
0.300% due 12/20/2007	JY	1,215,000	11,642	6.7%
1.900% due 09/20/2022		110,000	1,067	0.6%

Total Japan (Cost $11,308)			12,709	7.3%

LIBERIA

Total Liberia (h) (Cost $142)			143	0.1%

LUXEMBOURG

Total Luxembourg (h) (Cost $602)			633	0.4%

MEXICO

Total Mexico (h) (Cost $743)			859	0.5%

NETHERLANDS (j)(k)

Dutch MBS BV
2.406% due 10/02/2079 (a)	EC	1,000	1,234	0.7%
Other Netherlands (h)			1,879	1.1%

Total Netherlands (Cost $3,142)			3,113	1.8%

NEW ZEALAND

Total New Zealand (h) (Cost $238)			363	0.2%

PANAMA

Total Panama (h) (Cost $577)			684	0.4%

PERU

Total Peru (h) (Cost $961)			1,159	0.7%

RUSSIA

Total Russia (h) (Cost $354)			355	0.2%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	31

Summary Schedule of Investments (Cont.)

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
SOUTH AFRICA

Total South Africa (h) (Cost $239)			$239	0.1%

SPAIN (j)(k)

Kingdom of Spain
5.150% due 07/30/2009	EC	1,990	2,682	1.5%
4.950% due 07/30/2005		220	281	0.2%
Other Spain (h)			734	0.4%

Total Spain (Cost $2,562)			3,697	2.1%

SUPRANATIONAL (j)(k)

Eurofima
4.750% due 07/07/2004	SK	7,200	960	0.5%
Other Supranational (h)			458	0.3%

Total Supranational (Cost $1,216)			1,418	0.8%

SWEDEN

Total Sweden (h) (Cost $228)			326	0.2%

TUNISIA

Total Tunisia (h) (Cost $112)			114	0.1%

UNITED KINGDOM (j)(k)

Haus Ltd.
2.347% due 12/14/2037 (a)	EC	1,125	1,387	0.8%
United Kingdom Gilt
5.000% due 03/07/2012	BP	2,100	3,932	2.2%
8.000% due 09/27/2013		2,100	4,823	2.8%
5.000% due 09/07/2014		1,300	2,441	1.4%
4.000% due 03/07/2009		260	465	0.3%
Other United Kingdom (h)			1,763	1.0%

Total United Kingdom (Cost $13,899)			14,811	8.5%

UNITED STATES

Asset-Backed Securities
Total Asset-Backed Securities (h)			5,308	3.1%

Corporate Bonds &Notes
Total Corporate Bonds & Notes (h)			6,392	3.7%

Mortgage-Backed Securities
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)		$1,100	1,100	0.6%
Other Mortgage-Backed Securities (h)			4,152	2.4%

			5,252	3.0%

Municipal Bonds &Notes
Total Municipal Bonds & Notes (h)			4,303	2.5%

Preferred Security
Total Preferred Security (h)			745	0.4%

U.S. Government Agencies
Fannie Mae
4.640% due 01/30/2008		1,700	1,720	1.0%
6.470% due 09/25/2012		1,000	1,173	0.7%
5.229% - 7.400% due 05/04/2007 - 04/01/2033 (c)		877	892	0.5%
Federal Home Loan Bank
5.750% due 08/15/2011		1,000	1,121	0.6%
Freddie Mac
6.000% due 05/25/2012		1,000	1,007	0.6%
5.000% - 6.500% due 09/15/2016 - 08/01/2032 (c)		705	734	0.4%
Government National Mortgage Association
1.690% - 6.500% due 11/20/2021 - 09/15/2032 (c)		2,236	2,279	1.3%
Tennessee Valley Authority
7.140% due 05/23/2012		1,000	1,208	0.7%
5.880% due 04/01/2036		1,000	1,138	0.6%
4.875% due 12/15/2016		400	435	0.3%
Other U.S. Government Agencies (h)			491	0.3%

			12,198	7.0%

U.S. Treasury Obligations
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011		3,192	3,723	2.1%
3.000% due 07/15/2012		824	938	0.6%
2.000% - 4.250% due 01/15/2010 - 01/15/2014 (c)		1,022	1,105	0.7%
U.S. Treasury Bonds
11.250% due 02/15/2015		700	1,151	0.7%
7.500% due 11/15/2016		9,240	12,185	7.0%
7.250% due 05/15/2016		200	258	0.1%
U.S. Treasury Notes
4.000% due 02/15/2014		1,600	1,621	0.9%
Other U.S. Treasury Obligations (h)			17	0.0%

			20,998	12.1%

Total United States (Cost $54,163)			55,196	31.8%

SHORT-TERM INSTRUMENTS

Commercial Paper
Barclays U.S. Funding Corp.
1.020% due 05/24/2004		$4,600	4,593	2.6%
Fannie Mae
1.000% - 1.015% due 06/23/2004 - 06/30/2004 (c)		2,400	2,394	1.4%
HBOS Treasury Services PLC
1.035% due 07/01/2004		4,700	4,688	2.7%
Royal Bank of Scotland PLC
1.030% due 07/06/2004		4,700	4,687	2.7%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		900	900	0.5%
Westpac Capital Corp.
1.030% due 07/07/2004		3,800	3,789	2.2%
Other Commercial Paper			699	0.4%

			21,750	12.5%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $1,738. Repuchase proceeds are $1,703.)		1,703	1,703	1.0%

U.S. Treasury Bills
0.936% due 06/03/2004-06/17/2004 (c)(d)(f)		6,120	6,108	3.5%

Total Short-Term Instruments (Cost $29,563)			29,561	17.0%

Total Investments (Cost $178,871)			$189,389	109.0%

Written Options (i) (Premiums $781)			(1,551)	(0.9)%

Other Assets and Liabilities (Net)			(14,016)	(8.1)%

Net Assets			$173,822	100.0%

32	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $2,116 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Purchased Put Options Strike @ 104.000	06/2004	50	$0
Euro-Bobl 5-Year Note Long Futures	06/2004	17	(7)
Euro-Bund 10-Year Note Long Futures	06/2004	257	236
Eurodollar June Long Futures	06/2004	90	186
Eurodollar June Short Futures	06/2004	90	(89)
Government of Japan 10-Year Note Long Futures	06/2004	19	(124)
U.S. Treasury 10-Year Note Long Futures	06/2004	243	329
U.S. Treasury 30-Year Bond Long Futures	06/2004	8	(13)

			$518

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Brothers, Inc. Exp. 03/15/2016	BP	3,500	$(71)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		7,980	(70)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		800	(7)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		1,300	2
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		4,200	3
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	3,200	30
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		$12,850	149
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		300	4
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		1,400	13
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		12,400	(757)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014		2,300	(140)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		1,800	14
Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		8,700	110
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		1,300	6
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		5,500	23
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		7,100	37
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	4,300	(44)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		20,000	(248)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.310%.
Counterparty: Goldman Sachs & Co. Exp. 07/14/2005	JY	232,000	(34)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		340,000	(30)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.800%.
Counterparty: UBS Warburg LLC Exp. 03/20/2012		540,000	8
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		110,000	2

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	33

Summary Schedule of Investments (Cont.)

Global Bond Fund II

March 31, 2004

Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$300	$0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	200	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	300	3
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	500	1
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	3,100	(114)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009	600	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	4,500	(222)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014	14,800	(731)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014	6,300	(311)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024	6,400	(421)

		$(2,795)

(f)	Securities with an aggregate market values of $3,744 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation
Call & Put - OTC% U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	530	$34

(h)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$110.000	05/21/2004	34	$16	$6
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	13	21	29
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	52	74	80
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	23	26	26

				$137	$141

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$2,700	$20	$29
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	8,000	249	594
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	1,200	12	18
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	1,200	5	1
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	5,200	114	445
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	2,500	107	36
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	2,500	107	216
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	1,000	30	71

						$644	$1,410

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

34	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	A$	852	04/2004	$10	$0	$10
Sell		880	04/2004	0	(24)	(24)
Buy	BP	5,424	04/2004	115	0	115
Sell		5,594	04/2004	35	(13)	22
Buy	BR	178	04/2004	1	0	1
Sell	C$	8,190	04/2004	0	(89)	(89)
Buy	CP	8,021	04/2004	0	0	0
Buy	DK	301	06/2004	1	0	1
Sell		3,988	06/2004	0	(4)	(4)
Buy	EC	2,288	04/2004	16	(1)	15
Sell		43,212	04/2004	291	(21)	270
Buy	H$	2,600	04/2004	0	(1)	(1)
Buy		560	06/2004	0	0	0
Sell	JY	1,195,039	05/2004	0	(678)	(678)
Buy	KW	34,830	04/2004	0	0	0
Buy		143,049	06/2004	1	0	1
Buy	MP	466	05/2004	0	(1)	(1)
Sell	N$	472	04/2004	0	(3)	(3)
Buy	PN	118	05/2004	0	0	0
Buy	RR	939	04/2004	0	0	0
Buy	S$	52	04/2004	0	0	0
Buy	SK	12	06/2004	0	0	0
Sell		9,452	06/2004	0	0	0
Buy	SR	215	05/2004	2	0	2
Buy	SV	1,054	05/2004	0	0	0

				$472	$(835)	$(363)

(k)	Principal amount denoted in indicated currency:

A$	-	Australian Dollar
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
DM	-	German Mark
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	35

Summary Schedule of Investments

GNMA Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
U.S. GOVERNMENT AGENCIES

Fannie Mae
4.500% due 02/23/2011	$5,864	$6,012	1.5%
2.160% due 07/01/2011 (a)	6,021	6,081	1.5%
2.865% due 07/01/2011 (a)	2,515	2,537	0.6%
5.500% due 04/20/2019 (a)	3,000	3,126	0.8%
1.160% due 10/25/2033 (a)	2,965	2,969	0.7%
5.500% due 04/15/2034	7,000	7,173	1.7%
5.747% - 9.000% due 03/01/2018 - 08/01/2032 (e)	819	861	0.2%
Freddie Mac
3.494% - 7.500% due 05/01/2019 - 05/01/2031 (e)	402	266	0.1%
Government National Mortgage Association
6.500% due 09/20/2024	3,281	3,309	0.8%
1.390% due 12/16/2026 (a)	1,932	1,936	0.5%
1.490% due 06/16/2027 (a)	4,402	4,414	1.1%
1.290% due 01/16/2031 (a)	8,807	8,805	2.1%
7.000% due 07/15/2031	2,325	2,479	0.6%
1.290% due 02/16/2032 (a)	4,555	4,557	1.1%
7.000% due 05/15/2032	4,917	5,241	1.3%
1.340% due 08/16/2032 (a)	2,440	2,442	0.6%
5.000% due 07/15/2033	2,257	2,277	0.6%
5.000% due 08/15/2033	6,985	7,045	1.7%
5.000% due 09/15/2033	7,647	7,713	1.9%
5.000% due 10/15/2033	6,526	6,583	1.6%
5.500% due 11/15/2033	1,994	2,054	0.5%
5.500% due 01/15/2034	13,506	13,910	3.4%
4.500% due 01/20/2034 (a)	2,615	2,688	0.7%
5.500% due 02/15/2034	15,193	15,647	3.8%
5.500% due 03/15/2034	18,819	19,381	4.7%
5.000% due 04/22/2034	11,000	11,079	2.7%
5.500% due 04/22/2034	109,000	112,134	27.2%
6.000% due 04/22/2034	27,000	28,198	6.9%
6.500% due 04/22/2034	5,000	5,278	1.3%
6.500% due 05/20/2034	28,000	29,540	7.2%
0.000% - 7.500% due 05/20/2016 - 03/20/2034 (e)	24,463	25,552	6.2%
Other U.S. Government Agencies (e)		855	0.2%

Total U.S. Government Agencies (Cost $351,490)		352,142	85.8%

MORTGAGE-BACKED SECURITIES

Total Mortgage-Backed Securities (e) (Cost $8,022)		7,967	1.9%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (e) (Cost $10,519)		10,315	2.5%

SHORT-TERM INSTRUMENTS

Commercial Paper
ABN AMRO Mortgage Corp.
1.025% due 06/11/2004	8,070	8,053	2.0%
Alcon Capital Corp.
1.020% due 05/25/2004	9,500	9,485	2.3%
Anz (Delaware), Inc.
1.020% - 1.030% due 06/03/2004 - 07/08/2004 (e)	9,700	9,679	2.4%
Barclays U.S. Funding Corp.
1.020% - 1.030% due 05/21/2004 - 06/08/2004 (e)	10,200	10,182	2.5%
CBA (de) Finance
1.020% - 1.025% due 06/09/2004 - 06/11/2004 (e)	8,800	8,782	2.1%
Danske Corp.
1.025% due 06/18/2004	8,300	8,281	2.0%
European Investment Bank
1.010% due 05/25/2004 - 06/15/2004 (b) $	10,200	$10,183	2.5%
Fannie Mae
1.010% - 1.015% due 06/23/2004 - 07/01/2004 (b)	16,500	16,460	4.0%
Freddie Mac
1.010% due 06/01/2004 - 07/15/2004 (b)	8,400	8,381	2.0%
General Electric Capital Corp.
1.040% due 07/08/2004	8,500	8,476	2.1%
HBOS Treasury Services PLC
1.030% - 1.040% due 06/21/2004 - 07/01/2004 (b)	10,800	10,774	2.6%
Pfizer, Inc.
1.015% due 06/03/2004	7,100	7,087	1.7%
Rabobank USA Financial Corp.
1.060% due 04/01/2004	9,900	9,900	2.4%
Royal Bank of Scotland PLC
1.025% due 05/06/2004	2,600	2,597	0.6%
Shell Finance (UK) PLC
1.020% due 06/03/2004	2,300	2,296	0.6%
Stadshypotek, Inc.
1.030% due 05/27/2004	8,900	8,886	2.2%
Svenska Handelsbank, Inc.
1.025% due 05/24/2004	8,800	8,787	2.1%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	9,900	9,900	2.4%
UBS Finance, Inc.
1.025% - 1.030% due 06/10/2004 - 06/29/2004 (b)	9,700	9,679	2.4%
Westpac Capital Corp.
1.030% due 07/07/2004 - 07/12/2004 (b)	4,300	4,288	1.0%

		172,156	41.9%

Repurchase Agreements
Credit Suisse First Boston
0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S.Treasury Bills 0.982% due 08/19/2004 valued at $17,262. Repurchase proceeds are $16,900.)	16,900	16,900	4.1%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 2.125% due 10/06/2005 valued at $692. Repurchase proceeds are $678.)	678	678	0.2%

		17,578	4.3%

U.S. Treasury Bills
1.023% due 05/06/2004-06/17/2004 (c)(e)	35,795	35,736	8.7%

Total Short-Term Instruments (Cost $225,478)		225,470	54.9%

Total Investments (Cost $595,509)		$595,894	145.1%

Written Options (f) (Premiums $867)		(810)	(0.2)%

Other Assets and Liabilities (Net)		(184,489)	(44.9)%

Net Assets		$410,595	100.0%

Notes to Summary Schedule of Investments (amounts in thousands):

(a)	Variable rate security.

36	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $749 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)
Receive total return on Lehman Commercial Mortgage - Backed Securities Index and pay a floating rate based on 1 - month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	$4,550	$0

Receive floating rate based on 3-month LIBOR with 6.940% interest rate cap and pay a premium amount of $316.
Counterparty: Lehman Brothers, Inc. Exp. 07/01/2011	8,000	(125)

		$(125)

(e)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(f)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$30,000	$504	$592
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	30,000	363	218

						$867	$810

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
Fannie Mae	4.500	04/26/2011	$5,650	$5,775	$5,787
Fannie Mae	6.000	04/15/2034	1,000	1,041	1,040
Fannie Mae	6.500	04/15/2034	7,000	7,354	7,364
Fannie Mae	5.000	05/13/2034	15,000	15,019	15,011

				$29,189	$29,202

(h)	The aggregate value of fair valued securities is $7, which is 0.00% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	37

Summary Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
Bluewater Finance Ltd.
10.250% due 02/15/2012	$39,540	$41,319	0.6%
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	126,430	128,484	1.7%
8.000% due 03/25/2009	150,350	151,666	2.0%
Gemstone Investors Ltd.
7.710% due 10/31/2004	48,493	48,614	0.7%
Mizuho Preferred Capital CO.
8.790% due 12/29/2049 (b)	37,492	42,553	0.6%
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	71,275	61,653	0.8%
Rotech Healthcare, Inc.
9.500% due 04/01/2012	40,512	43,753	0.6%
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (b)	167,969	186,439	2.5%
Other Banking & Finance (c)		376,270	5.1%

		1,080,751	14.6%

Industrials
AEC Ironwood LLC
8.857% due 11/30/2025	51,664	56,313	0.8%
Allied Waste North America, Inc.
9.250% due 09/01/2012	32,275	36,874	0.5%
6.500% - 10.000% due 04/01/2008 - 11/15/2010 (a)	83,434	89,798	1.2%
American Media Operations, Inc.
10.250% due 05/01/2009	38,254	40,262	0.5%
Crown European Holdings S.A.
9.500% due 03/01/2011	37,100	41,830	0.6%
10.875% due 03/01/2013	22,120	25,880	0.3%
CSC Holdings, Inc.
7.625% due 04/01/2011	42,153	44,682	0.6%
6.750% - 8.125% due 12/15/2007 - 04/15/2012 (a)	32,405	33,925	0.5%
DirecTV Holdings LLC
8.375% due 03/15/2013	35,195	40,298	0.5%
Dresser, Inc.
9.375% due 04/15/2011	42,240	46,253	0.6%
El Paso Corp.
6.750% - 7.875% due 09/01/2008 - 01/15/2032 (a)	82,600	70,659	1.0%
Ferrellgas Partners LP
8.780% due 08/01/2007 (h)	14,000	15,881	0.2%
8.870% due 08/01/2009 (h)(k)	7,300	8,557	0.1%
6.990% - 8.750% due 08/01/2005 - 06/15/2012 (a)	51,188	55,652	0.8%
Georgia-Pacific Corp.
9.125% due 07/01/2022	38,982	40,493	0.5%
8.000% - 9.500% due 02/01/2013 - 05/15/2031 (a)	77,604	82,208	1.1%
Hanover Equipment Trust
8.500% due 09/01/2008	51,295	55,142	0.7%
Hilton Hotels Corp.
7.625% due 12/01/2012	43,285	49,940	0.7%
Hollinger International Publishing
9.000% due 12/15/2010	37,446	41,378	0.6%
ISP Chemco, Inc.
10.250% due 07/01/2011	39,455	44,880	0.6%
Mandalay Resort Group
9.375% due 02/15/2010	59,537	71,221	1.0%
6.500% - 7.625% due 07/31/2009 - 07/15/2013 (a)	14,360	15,759	0.2%
Mediacom Broadband LLC
11.000% due 07/15/2013	35,075	37,706	0.5%
MGM Mirage, Inc.
8.375% due 02/01/2011	42,330	49,103	0.7%
Midwest Generation LLC
8.300% due 07/02/2009	3,900	4,036	0.1%
8.560% due 01/02/2016	92,755	98,784	1.3%
Owens-Brockway Glass Container, Inc.
7.750% - 8.875% due 02/15/2009 - 05/15/2013 (a)	76,885	81,920	1.1%
PanAmSat Corp.
8.500% due 02/01/2012	60,228	63,239	0.9%
Park Place Entertainment Corp.
7.000% due 04/15/2013	44,538	48,769	0.7%
Peabody Energy Corp.
6.875% due 03/15/2013	40,930	44,409	0.6%
Quebecor Media, Inc.
11.125% due 07/15/2011	37,679	43,425	0.6%
Qwest Corp.
9.125% due 03/15/2012	45,430	51,790	0.7%
7.200% - 8.875% due 11/01/2004 - 06/01/2031 (a)	31,880	33,012	0.4%
Roundy’s, Inc.
8.875% due 06/15/2012	33,703	37,242	0.5%
Tenet Healthcare Corp.
7.375% due 02/01/2013	68,890	62,518	0.8%
6.375% - 6.500% due 12/01/2011 - 06/01/2012 (a)	30,750	26,715	0.5%
Tenneco Automotive, Inc.
10.250% due 07/15/2013	32,050	37,018	0.4%
Williams Cos., Inc.
7.875% due 09/01/2021	35,915	36,544	0.5%
6.625% - 8.750% due 11/15/2004 - 03/15/2032 (a)	102,107	106,980	1.4%
Other Industrials (c)		1,990,369	26.9%

		3,861,464	52.2%

Utilities
AES Corp.
8.750% due 05/15/2013	71,765	79,300	1.1%
8.540% - 10.000% due 12/12/2005 - 11/30/2019 (a)	47,872	51,538	0.7%
American Cellular Corp.
10.000% due 08/01/2011	38,475	37,128	0.5%
CMS Energy Corp.
7.000% due 01/15/2005	40,164	40,967	0.6%
7.500% - 9.875% due 11/15/2004 - 08/01/2010 (a)	61,005	63,683	0.8%
Edison International, Inc.
6.875% due 09/15/2004	37,684	38,438	0.5%
NRG Energy, Inc.
8.000% due 12/15/2013	39,395	40,872	0.6%
PSEG Energy Holdings, Inc.
8.500% due 06/15/2011	51,885	57,852	0.8%
7.750% - 10.000% due 04/16/2007 - 10/01/2009 (a)	34,845	38,871	0.5%
TECO Energy, Inc.
7.500% due 06/15/2010	36,950	39,998	0.5%
Other Utilities (c)		328,556	4.4%

		817,203	11.0%

Total Corporate Bonds & Notes (Cost $5,516,176)		5,759,418	77.8%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (c) (Cost $3,918)		3,948	0.1%

U.S. GOVERNMENT AGENCIES

Total U.S. Government Agencies (c) (Cost $66)		66	0.0%

38	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets
MORTGAGE-BACKED SECURITIES

Continental Airlines, Inc.
6.920% due 04/02/2013 (i)		$28,504	$29,116	0.4%
Other Mortgage-Backed Securities (c)		4,517	2,256	0.0%

Total Mortgage-Backed Securities (Cost $29,728)			31,372	0.4%

ASSET-BACKED SECURITIES

AES Corp.
5.320% due 07/29/2008 (b)		1,429	1,449	0.0%
Georgia-Pacific Corp.
2.915% - 2.925% due 11/03/2005 (a)		936	930	0.0%
Qwest Corp.
6.500% due 06/30/2007 (b)		76,500	79,281	1.1%
6.950% due 06/05/2010 (b)		8,500	8,632	0.1%
Other Asset-Backed Securities (c)			199,637	2.7%

Total Asset-Backed Securities (Cost $284,922)			289,929	3.9%

SOVEREIGN ISSUES

Republic of Brazil
8.000% due 04/15/2014		79,851	78,384	1.1%
11.000% due 08/17/2040		36,750	39,433	0.6%
2.000% - 12.250% due 04/15/2006 - 01/20/2034 (a)		101,173	105,340	1.4%
Republic of Panama
8.875% - 10.750% due 02/08/2011 - 04/01/2029 (a)		77,842	91,154	1.2%
Republic of Peru
9.125% due 02/21/2012		59,715	67,926	0.9%
4.500% - 9.875% due 01/15/2008 - 03/07/2017 (a)		30,023	32,864	0.4%
Russian Federation
5.000% due 03/31/2030 (b)		55,638	55,860	0.8%
Other Sovereign Issues (c)			29,925	0.4%

Total Sovereign Issues (Cost $463,777)			500,886	6.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Crown European Holdings S.A.
10.250% due 03/01/2011	EC	9,000	12,498	0.2%
El Paso Corp.
5.750% - 7.125% due 03/14/2006 - 05/06/2009 (a)		33,920	36,456	0.4%
Other Foreign Currency - Denominated Issues (c)			242,061	3.3%

Total Foreign Currency-Denominated Issues (Cost $237,789)			291,015	3.9%

CONVERTIBLE BONDS & NOTES

Banking &Finance
Total Banking & Finance (c)			21,368	0.3%

Healthcare
Total Healthcare (c)			975	0.0%

Industrials
Total Industrials (c)			53,290	0.7%

Utilities
Total Utilities (c)			19,266	0.3%

Total Convertible Bonds & Notes (Cost $92,628)			94,899	1.3%

PURCHASED PUT OPTIONS

Total Purchased Put Options (c) (Cost $28)			35	0.0%

COMMON STOCKS

Total Common Stocks (c) (Cost $9,321)			4,088	0.1%

CONVERTIBLE PREFERRED STOCK

Total Convertible Preferred Stock (c) (Cost $4,170)			3,012	0.0%

PREFERRED STOCK

	Shares
Cablevision Systems New York Group
11.125% due 04/01/2008		429,785	45,020	0.6%
Other Preferred Stock (c)			59,784	0.8%

Total Preferred Stock (Cost $101,735)			104,804	1.4%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Commercial Paper
Fannie Mae
1.010% due 07/01/2004 - 07/20/2004 (a) $		37,929	37,821	0.5%
Federal Home Loan Bank
1.010% due 04/01/2004		40,000	40,000	0.6%
UBS Finance, Inc.
1.020% due 06/23/2004 - 06/28/2004 (a)		84,200	83,997	1.1%

			161,818	2.2%

Repurchase Agreement
0.800% due 04/01/2004		29,254	29,254	0.4%

(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $29,844. Repurchase proceeds are $29,255.)

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (a)(d)(e) 44,770			44,678	0.6%

Total Short-Term Instruments (Cost $235,766)			235,750	3.2%

Total Investments (Cost $6,980,024)			$7,319,222	98.9%

Written Options (g) (Premiums $24,892)			(22,755)	(0.3)%

Other Assets and Liabilities (Net)			103,877	1.4%

Net Assets			$7,400,344	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(b)	Variable rate security.
(c)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	39

Summary Schedule of Investments (Cont.)

High Yield Fund

March 31,2004

(d)	Securities with an aggregate market value of $16,490 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Purchased Put Options Strike @ 89.000	03/2005	1,915	$(26)
Euro-Bobl 5-Year Note Long Futures	06/2004	1,576	2,683
Euribor June Long Futures	06/2005	705	699
Euribor September Long Futures	09/2005	314	(38)
Euribor December Long Futures	12/2005	896	(203)
Eurodollar March Long Futures	03/2005	258	152
Eurodollar March Long Futures	03/2006	766	(240)
Eurodollar June Long Futures	06/2005	766	(231)
Eurodollar September Long Futures	09/2005	766	(231)
Eurodollar December Long Futures	12/2004	169	452
Eurodollar December Long Futures	12/2005	766	(221)

			$2,796

(e)	Securities with an aggregate market value of $27,951 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	$5,000	$(18)
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Hilton Hotels Corp. 3.375% due 04/15/2023.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	4
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	16,000	16
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	6,000	5
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	15
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Royal Caribbean Cruises Ltd. 0.00% due 05/18/2021.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	10
Receive a fixed rate equal to 1.760% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Credit Suisse First Boston Exp. 07/20/2004	10,000	29
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of FirstEnergy Corp. 5.500% due 11/15/2006.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/07/2004	5,000	10
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.350% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: UBS Warburg LLC Exp. 09/20/2004	10,000	26
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004	8,000	31
Receive a fixed rate equal to 1.520% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	5,000	9
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,000	2
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Ford Motor Co. 7.250% due 10/01/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2004	10,000	(12)
Receive a fixed rate equal to 6.750% and the Fund will pay to the counterparty at par in the event of default of Xerox Corp. 9.750% due 01/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 12/20/2004	5,000	191
Receive a fixed rate equal to 1.040% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/07/2005	18,500	43
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	5,000	42
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45

40	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Citizen Communications Co. 9.250% due 05/15/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	$2,000	$0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Electronic Data Systems Corp. 7.125% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Harrah’s Operating Co. 8.000% due 02/01/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 11/15/2028.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 6.875% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,000	60
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/20/2005	8,000	172
Pay a fixed rate equal to 1.420% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	(30)
Pay a fixed rate equal to 1.450% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	(15)
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	102
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	41
Receive a fixed rate equal to 2.950% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc.7.750% due 04/16/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/04/2006	6,500	256
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc. 8.625% due 02/15/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2006	5,000	206
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	37,500	(993)
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: Credit Suisse First Boston Exp. 03/20/2009	5,000	(132)
Receive a fixed rate equal to 4.100% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	40,000	(1,310)
Receive a fixed rate equal to 3.250% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% to 03/31/2007 and 7.500% thereafter due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2013	20,000	1,121
Receive a fixed rate equal to 3.270% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/28/2013	17,000	977
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	192,200	(12,214)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2024	12,000	(864)

		$(12,099)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	41

Summary Schedule of Investments (Cont.)

High Yield Fund

March 31, 2004

(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	1,572	$911	$98
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	1,454	1,426	182
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	2,070	2,262	3,202
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	956	564	971

				$5,163	$4,453

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.750	%**	07/19/2004	$182,900	$1,491	$2,259
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	182,900	1,097	168
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	117,800	2,780	7,100
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	206,100	3,566	211
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500	%**	01/07/2005	4,400	91	376
Call - OTC 7-Year Interest Rate Swap	Wachovia Bank, N.A.	5.500	%**	01/07/2005	72,100	3,482	6,167
Call - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	4.000	%**	10/07/2004	68,300	1,052	787
Put - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	6.500	%*	10/07/2004	68,300	2,015	71
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/07/2004	92,500	1,512	1,066
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	6.500	%*	10/07/2004	92,500	2,643	97

						$19,729	$18,302

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets
Bombardier Capital, Inc.	08/11/2003	$21,178	$23,047	0.31%
Continental Airlines, Inc.	07/01/2003	25,471	29,116	0.39
Ferrellgas Partners LP	06/30/2003	15,264	15,881	0.21
Ferrellgas Partners LP	06/30/2003	8,146	8,557	0.12
Rocky River Realty	11/22/2000	1,589	1,763	0.02
Wilmington Trust Co.-Tucson Electric	01/07/1993 - 05/16/2003	7,602	8,628	0.12
Wilmington Trust Co.-Tucson Electric	06/29/1993	368	408	0.01

		$79,618	$87,400	1.18%

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Buy	EC	9,763	04/2004	$109	$0	$109
Sell		292,921	04/2004	2,188	0	2,188
Buy	JY	8,147,506	05/2004	4,620	0	4,620

				$6,917	$0	$6,917

(j)	Principal amount denoted in indicated currency:

EC	-	Euro
JY	-	Japanese Yen

(k)	The aggregate value of fair valued securities is $43,955, which is 0.59% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

42	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
Bank One Corp.
8.000% due 04/29/2027	$5,000	$6,454	0.9%
Ford Motor Credit Co.
1.370% due 04/26/2004 (a)	6,000	5,999	0.9%
1.470% due 07/19/2004 (a)	2,000	1,999	0.3%
General Electric Capital Corp.
1.235% due 03/15/2005 (a)	7,500	7,515	1.0%
1.260% - 7.500% due 09/15/2004 - 08/21/2035 (f)	600	650	0.1%
International Bank For Reconstruction and Development
7.625% due 01/19/2023	27,296	36,228	5.0%
National Rural Utilities Cooperative Finance Corp.
5.250% due 07/15/2004	3,700	3,742	0.5%
U.S. Trade Funding Corp.
4.260% due 11/15/2014	9,214	9,507	1.3%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	4,400	4,397	0.6%
Other Banking & Finance (d)		6,045	0.8%

		82,536	11.4%

Industrials
Total Industrials (d)		3,001	0.4%

Total Corporate Bonds & Notes (Cost $83,027)		85,537	11.8%

MUNICIPAL BONDS & NOTES

Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	3,910	4,044	0.6%
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	10,000	9,722	1.3%
Massachusetts State Water Pollution Abatement Revenue Bonds, Series 2002
5.000% due 08/01/2032	5,000	5,179	0.7%
Other Municipal Bonds & Notes (d)		24,704	3.4%

Total Municipal Bonds & Notes (Cost $42,696)		43,649	6.0%

U.S. GOVERNMENT AGENCIES

Aid-Israel
5.500% due 09/18/2023	9,100	9,653	1.3%
Fannie Mae
2.125% due 02/10/2006	7,000	7,023	1.0%
6.750% due 06/25/2032	4,475	4,709	0.7%
0.000% - 1197.968% due 05/01/2004 - 04/25/2032 (f)	20,055	21,157	2.9%
Federal Home Loan Bank
5.500% due 04/17/2006	12,000	12,887	1.8%
3.750% due 04/15/2008	25,000	25,027	3.4%
5.120% due 01/10/2013	6,500	6,660	0.9%
Federal Housing Administration
7.430% due 01/01/2024	3,271	3,321	0.5%
1.000% - 7.430% due 02/18/2018 - 06/01/2024 (f)	6,088	6,184	0.9%
Freddie Mac
5.200% due 03/05/2019	11,400	11,659	1.6%
6.250% due 09/15/2023	5,000	5,397	0.7%
5.500% due 09/15/2033	12,840	12,317	1.7%
1.590% - 19.100% due 05/01/2004 - 10/25/2043 (f)	13,030	13,032	1.8%
Government National Mortgage Association
3.500% due 05/20/2030 (a)	3,619	3,684	0.5%
5.000% due 08/20/2033	8,893	8,423	1.2%
3.500% due 10/20/2033 (a)	4,854	4,944	0.7%
4.375% - 7.000% due 02/20/2017 - 08/20/2033 (f)	12,557	13,119	1.8%
Overseas Private Investment Corp.
3.800% due 08/15/2007	9,130	9,246	1.3%
2.360% due 08/15/2007	2,188	2,199	0.3%
Small Business Administration
5.240% due 08/01/2023	7,871	8,243	1.1%
Tennessee Valley Authority
7.125% due 05/01/2030	10,000	12,702	1.8%
Other U.S. Government Agencies (d)		4,423	0.6%

Total U.S. Government Agencies (Cost $203,164)		206,009	28.5%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (b)
3.000% due 07/15/2012	5,829	6,637	0.9%
3.875% due 04/15/2029	11,264	15,544	2.2%
U.S. Treasury Bonds
6.000% due 02/15/2026	49,200	57,057	7.9%
5.500% due 08/15/2028	31,700	34,586	4.8%
5.250% due 11/15/2028	50,100	52,910	7.3%
U.S. Treasury Notes
1.750% due 12/31/2004	30,000	30,158	4.2%
4.250% due 11/15/2013	75,000	77,605	10.7%
U.S. Treasury Strips
0.000% due 05/15/2017	171,900	94,160	13.0%
0.000% due 11/15/2021	13,100	5,393	0.7%

Total U.S. Treasury Obligations (Cost $363,063)		374,050	51.7%

MORTGAGE-BACKED SECURITIES

Countrywide Alternative Loan Trust
5.500% due 10/25/2033	5,140	4,859	0.7%
Countrywide Home Loans, Inc.
5.250% due 01/25/2034	9,619	9,887	1.4%
5.345% - 6.000% due 03/19/2032 - 02/25/2033 (f)	4,445	4,519	0.6%
GMAC Mortgage Corp. Loan Trust
1.290% due 10/25/2033 (a)	4,490	4,494	0.6%
Indymac MBS, Inc.
5.500% due 07/25/2033	6,833	6,960	1.0%
Sequoia Mortgage Trust
1.430% due 05/20/2032 (a)	3,162	3,150	0.4%
1.440% due 07/20/2033 (a)	4,737	4,712	0.6%
Structured Asset Securities Corp.
1.590% due 07/25/2032 (a)	5,000	5,025	0.7%
1.590% - 6.250% due 01/25/2032 - 07/25/2032 (f)	3,642	3,652	0.5%
Other Mortgage-Backed Securities (d)		24,342	3.4%

Total Mortgage-Backed Securities (Cost $64,018)		71,600	9.9%

ASSET-BACKED SECURITIES

Bear Stearns Asset-Backed Securities, Inc.
1.420% due 10/25/2032 (a)	1,264	1,266	0.2%
1.590% due 11/25/2042 (a)	9,449	9,466	1.3%
Countrywide Asset-Backed Certificates
1.350% due 05/25/2032 (a)	709	711	0.1%
1.210% due 09/25/2033 (a)	3,241	3,243	0.4%
Financial Asset Securities Corp. AAA Trust
1.220% due 09/25/2033 (a)	3,522	3,520	0.5%
Residential Asset Securities Corp.
1.360% due 04/25/2032 (a)	3,982	3,993	0.6%
Other Asset-Backed Securities (d)		16,629	2.3%

Total Asset-Backed Securities (Cost $41,333)		38,828	5.4%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	43

Summary Schedule of Investments (Cont.)

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.010% due 06/23/2004 - 07/01/2004 (f)	$26,100	$26,033	3.6%

Federal Home Loan Bank
1.010% due 04/01/2004	10,000	10,000	1.4%
Freddie Mac
1.010% due 07/15/2004	7,400	7,377	1.0%
Pfizer, Inc.
1.010% - 1.015% due 06/15/2004 - 06/17/2004 (f)	12,200	12,174	1.7%

		55,584	7.7%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $5,394. Repur - chase proceeds are $5,286)	5,286	5,286	0.7%

U.S. Treasury Bills
1.010% due 06/03/2004-06/17/2004 (c)(e)(f)	9,720	9,699	1.4%

Total Short-Term Instruments (Cost $70,575)		70,569	9.8%

Total Investments (Cost $867,876)		$890,242	123.1%

Written Options (g) (Premiums $1,896)		(931)	(0.1)%

Other Assets and Liabilities (Net)		(166,272)	(23.0)%

Net Assets		$723,039	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities with an aggregate market value of $9,203 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2005	385	$330
Eurodollar December Short Futures	12/2004	151	(7)
U.S. Treasury 5-Year Note Long Futures	06/2004	1,212	1,319
U.S. Treasury 5-Year Note Short Futures	06/2004	15	2
U.S. Treasury 10-Year Note Long Futures	06/2004	911	1,434
U.S. Treasury 30-Year Bond Long Futures	06/2004	262	31
U.S. Treasury 30-Year Bond Long Futures	06/2004	462	1,130

			$4,239

(d)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(e)	Securities with an aggregate market value of $250 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Bond June Futures	$104.000	05/21/2004	58	$52	$8
Put - CBOT U.S. Treasury Note June Futures	106.000	05/21/2004	179	168	9
Put - CBOT U.S. Treasury Bond June Futures	108.000	05/21/2004	31	13	13
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	179	257	531
Call - CBOT U.S. Treasury Bond June Futures	119.000	05/21/2004	31	10	10
Call - CBOT U.S. Treasury Note September Futures	115.000	08/27/2004	116	146	230

				$646	$801

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Put - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	$20,000	$633	$65
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	20,000	617	65

						$1,250	$130

*	The Fund will pay a floating rate based on 3-month LIBOR.

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	4.000	02/15/2014	$100,000	$101,344	$101,156

(i)	The aggregate value of fair valued securities is $429, which is 0.06% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

44	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	$54,400	$54,626	0.4%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	60,200	60,159	0.4%
Other Banking & Finance (b)		276,791	1.9%

		391,576	2.7%

Industrials
Waste Management, Inc.
6.500% due 05/15/2004	65,500	65,849	0.4%
Other Industrials (b)		161,737	1.1%

		227,586	1.5%

Utilities
France Telecom S.A.
8.200% due 03/01/2006	66,900	73,971	0.5%
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	90,000	90,052	0.6%
Other Utilities (b)		177,398	1.2%

		341,421	2.3%

Total Corporate Bonds & Notes (Cost $974,460)		960,583	6.5%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (b) (Cost $198,866)		198,938	1.4%

U.S. GOVERNMENT AGENCIES

Fannie Mae
6.000% due 07/01/2017	85,221	89,849	0.6%
5.500% due 09/01/2017	55,348	57,739	0.4%
5.000% due 10/01/2017	59,110	61,593	0.4%
5.500% due 10/01/2017	118,471	123,589	0.8%
5.500% due 11/01/2017	98,426	102,678	0.7%
5.000% due 01/01/2018	88,990	91,588	0.6%
5.000% due 02/01/2018	109,889	113,112	0.8%
5.500% due 03/01/2018	62,957	65,676	0.4%
5.000% due 05/01/2018	150,323	154,727	1.0%
5.000% due 06/01/2018	259,465	267,074	1.8%
5.000% due 07/01/2018	171,241	176,258	1.2%
5.000% due 08/01/2018	102,643	105,654	0.7%
5.000% due 09/01/2018	71,348	73,441	0.5%
5.000% due 04/25/2033	139,977	142,568	1.0%
0.950% - 16.000% due 06/01/2005 - 11/01/2039 (d)	690,828	718,838	5.0%
Freddie Mac
6.500% due 07/25/2043	114,301	122,659	0.8%
1.540% - 16.000% due 07/01/2004 - 04/15/2034 (d)	144,416	142,984	1.0%
Other U.S. Government Agencies (h)		108,931	0.7%

Total U.S. Government Agencies (Cost $2,668,558)		2,718,958	18.4%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007	100,396	110,675	0.7%
3.625% due 01/15/2008	319,280	361,460	2.4%
3.875% due 01/15/2009	407,714	473,761	3.3%
3.500% - 4.250% due 01/15/2010 - 01/15/2011 (d)	28,388	33,411	0.2%
U.S. Treasury Note
1.875% - 7.875% due 05/31/2004 - 11/15/2004 (d)	1,194	1,214	0.0%

Total U.S. Treasury Obligations (Cost $940,884)		980,521	6.6%

MORTGAGE-BACKED SECURITIES

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	48,441	49,575	0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.948% due 01/25/2034 (a)	64,853	65,977	0.4%
5.467% due 03/25/2033 (a)	53,104	54,587	0.4%
4.238% - 6.037% due 11/25/2030 - 03/25/2033 (d)	68,396	69,422	0.5%
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	78,788	81,551	0.5%
Impac CMB Trust
1.340% due 01/25/2034 (a)	53,596	53,656	0.4%
MASTR Asset Securitization Trust
5.500% due 09/25/2033	56,927	57,268	0.4%
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (a)	54,827	54,653	0.4%
Other Mortgage-Backed Securities (b)		331,772	2.2%

Total Mortgage-Backed Securities (Cost $820,286)		818,461	5.5%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (b) (Cost $201,015)		202,296	1.4%

SOVEREIGN ISSUES

Republic of Brazil
2.000% due 04/15/2006 (a)	52,280	51,335	0.4%
Other Sovereign Issues (b)		43,691	0.3%

Total Sovereign Issues (Cost $92,683)		95,026	0.7%

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)

Republic of Germany
5.250% due 07/04/2010	EC 47,800	64,880	0.4%

Total Foreign Currency-Denominated Issues (Cost $63,957)		64,880	0.4%

PREFERRED SECURITY

	Shares
DG Funding Trust
3.413% due 12/29/2049 (b)	9,576	101,984	0.7%

Total Preferred Security (Cost $100,904)		101,984	0.7%

PREFERRED STOCK

Total Preferred Stock (a) (Cost $6,161)		4,465	0.0%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 04/15/2004 - 05/28/2004 (d)	$125,700	125,700	0.8%
Citibank New York N.A.
1.030% - 1.035% due 04/22/2004 - 04/30/2004 (d)	150,000	150,000	1.0%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	100,000	100,000	0.7%

		375,700	2.5%

Commercial Paper
CDC Commercial Corp.
1.040% due 05/18/2004	50,000	49,932	0.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	45

Summary Schedule of Investments (Cont.)

Low Duration Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
Danske Corp.
1.030% due 05/11/2004		$50,000	$49,943	0.3%
Fannie Mae
1.010% - 1.020% due 05/05/2004 - 07/20/2004 (d)		1,777,600	1,773,493	12.1%
Federal Home Loan Bank
0.995% - 1.010% due 04/01/2004 - 05/26/2004 (d)		1,319,700	1,318,793	8.9%
Freddie Mac
1.000% - 1.040% due 04/20/2004 - 07/15/2004 (d)		667,400	666,684	4.5%
General Electric Capital Corp.
1.030% due 04/26/2004		50,000	49,964	0.3%
Nestle Capital Corp.
1.010% due 04/21/2004		50,000	49,972	0.3%
Pfizer, Inc.
1.010% due 06/01/2004 - 06/04/2004 (d)		86,500	86,343	0.6%
Rabobank USA Financial Corp.
1.025% - 1.060% due 04/01/2004 - 04/20/2004 (d)		444,100	444,073	3.0%
Royal Bank of Scotland PLC
1.025% due 05/06/2004		147,900	147,753	1.0%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		406,900	406,900	2.8%
UBS Finance, Inc.
1.010% - 1.070% due 04/05/2004 - 06/29/2004 (d)		446,900	446,629	3.0%
Other Commercial Paper (b)			46,253	0.3%

			5,536,732	37.4%

Belgium Treasury Bills
Kingdom of Belgium
0.010% due 07/15/2004	EC	141,800	173,727	1.2%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $12,547. Repurchase proceeds are $12,296.)		$12,296	12,296	0.1%

U.S. Treasury Bills
1.015% due 04/22/2004 - 06/17/2004 (c)(d)(f)		2,501,855	2,498,848	16.9%

Total Short-Term Instruments (Cost $8,598,427)			8,597,303	58.1%

Total Investments (Cost $14,666,201)			$14,743,415	99.7%

Written Options (h) (Premiums $4,378)			(4,815)	0.0%

Other Assets and Liabilities (Net)			55,543	0.3%

Net Assets			$14,794,143	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $47,570 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Written Put Options Strike @ 97.500	09/2004	100	$31
Euribor Written Put Options Strike @ 97.000	12/2004	588	581
Euribor June Long Futures	06/2005	1,798	1,764
Euribor September Long Futures	09/2005	2,135	405
Euribor December Long Futures	12/2005	4,184	(88)
Eurodollar March Long Futures	03/2005	2,095	4,341
Eurodollar March Long Futures	03/2006	2,129	(534)
Eurodollar June Long Futures	06/2005	4,056	3,612
Eurodollar September Long Futures	09/2005	3,809	3,051
Eurodollar December Long Futures	12/2004	2,007	3,545
Eurodollar December Long Futures	12/2005	2,224	(479)
U.S. Treasury 2-Year Note Long Futures	06/2004	49	(11)
U.S. Treasury 30-Year Bond Short Futures	06/2004	2,000	1,389

			$17,607

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $1,497 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	95,800	$(3,011)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2008	EC	9,800	(10)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008		218,800	(476)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		297,500	(1,298)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		411,600	(1,874)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		500,000	(2,062)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		148,500	2,001
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 6/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$16,400	10
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004		30,000	36

46	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	$50,000	$58
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	7,150	15
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	5,000	1
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	4,500	54

		$(6,556)

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	4,221	$2,269	$4,287
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,221	2,109	528

				$4,378	$4,815

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	8,842	04/2004	$38	$0	$38
Buy		9,247	05/2004	13	0	13
Buy		10,200	06/2004	13	0	13
Buy	CP	459,048	04/2004	7	0	7
Buy		2,113,577	05/2004	0	(8)	(8)
Buy		2,060,468	06/2004	0	(26)	(26)
Buy	EC	19,481	04/2004	265	0	265
Sell		216,940	04/2004	1,369	0	1,369
Buy	H$	23,838	04/2004	1	0	1
Buy		24,188	05/2004	0	(1)	(1)
Buy		26,430	06/2004	0	0	0
Buy	IR	232,521	06/2004	197	0	197
Buy	JY	6,448,787	05/2004	3,657	0	3,657
Buy	KW	3,553,821	04/2004	31	0	31
Buy		3,621,828	05/2004	34	0	34
Buy		4,012,000	06/2004	75	0	75
Buy	MP	33,002	05/2004	0	(43)	(43)
Buy		38,117	06/2004	0	(24)	(24)
Buy	PN	10,667	05/2004	2	0	2
Buy		11,829	06/2004	6	0	6
Buy	RR	87,116	04/2004	0	(9)	(9)
Buy		88,672	05/2004	0	(6)	(6)
Buy		97,036	06/2004	0	(3)	(3)
Buy	S$	5,168	04/2004	23	0	23
Buy		5,258	05/2004	29	0	29
Buy		5,796	06/2004	61	0	61
Buy	SR	20,650	05/2004	167	0	167
Buy		23,319	06/2004	239	0	239
Buy	SV	101,238	05/2004	8	0	8
Buy		113,662	06/2004	49	0	49
Buy	T$	103,007	05/2004	21	0	21
Buy		112,914	06/2004	34	0	34

				$6,339	$(120)	$6,219

(j)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	47

Summary Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
CIT Group, Inc.
2.440% due 07/30/2004 (a)	$15,200	$15,264	0.4%
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	19,398	19,406	0.5%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	34,910	37,597	0.9%
Ford Motor Credit Co.
7.500% due 03/15/2005	26,531	27,885	0.7%
1.370% - 7.750% due 04/26/2004 - 03/15/2005 (e)	22,775	23,261	0.5%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	23,500	23,484	0.5%
Other Banking & Finance (b)		85,240	2.0%

		232,137	5.5%

Industrials
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	36,208	36,220	0.8%
Hilton Hotels Corp.
7.000% due 07/15/2004	12,126	12,308	0.3%
Jones Intercable, Inc.
8.875% due 04/01/2007	17,720	17,940	0.4%
News America Holdings
7.430% due 10/01/2026	18,500	21,590	0.5%
Norfolk Southern Corp.
7.050% due 05/01/2037	20,975	24,168	0.6%
PanAmSat Corp.
6.125% due 01/15/2005	11,920	12,233	0.3%
Other Industrials (b)		131,259	3.1%

		255,718	6.0%

Utilities
Edison International, Inc.
6.875% due 09/15/2004	12,535	12,786	0.3%
Ohio Edison Co.
4.000% due 05/01/2008	22,678	22,974	0.5%
Sprint Capital Corp.
5.875% due 05/01/2004	13,680	13,722	0.3%
7.900% due 03/15/2005	18,380	19,436	0.5%
Other Utilities (b)		81,266	1.9%

		150,184	3.5%

Total Corporate Bonds & Notes (Cost $632,702)		638,039	15.0%

MUNICIPAL BONDS & NOTES

California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	24,100	24,146	0.6%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 09/01/2043 (a)	13,750	13,750	0.3%
Other Municipal Bonds & Notes (b)		67,165	1.6%

Total Municipal Bonds & Notes (Cost $105,024)		105,061	2.5%

U.S. GOVERNMENT AGENCIES

Fannie Mae
3.696% due 05/01/2036 (a)	36,057	37,053	0.9%
0.000% - 9.026% due 06/01/2004 - 10/25/2042 (e)	42,116	43,092	1.0%

		80,145	1.9%

Freddie Mac
3.750% due 04/15/2004	50,000	50,052	1.2%
4.050% due 06/21/2005	21,300	21,432	0.5%
5.750% due 04/29/2009	12,500	12,542	0.3%
1.490% - 7.000% due 04/15/2004 - 07/25/2043 (e)	16,758	16,597	0.4%

		100,623	2.4%

Government National Mortgage Association
1.590% - 8.000% due 10/20/2017 - 05/15/2032 (a)		58,884	1.3%
Other U.S. Government Agencies (b)		2,624	0.1%

Total U.S. Government Agencies (Cost $241,381)		242,276	5.7%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008	66,158	74,898	1.7%
3.375% - 3.875% due 01/15/2007 - 01/15/2011 (d)(e)	7,679	8,917	0.2%

		83,815	1.9%

U.S. Treasury Note
2.250% - 7.250% due 04/30/2004 - 10/15/2008	3,700	3,767	0.1%

Total U.S. Treasury Obligations (Cost $85,647)		87,582	2.0%

MORTGAGE-BACKED SECURITIES

Bear Stearns Adjustable Rate Mortgage Trust
1.370% due 02/25/2034 (a)	12,878	12,910	0.3%
Commercial Mortgage Pass - Through Certificate
1.270% due 11/15/2015 (a)	24,896	24,849	0.6%
CS First Boston Mortgage Securities Corp.
1.490% due 08/25/2033 (a)	23,719	23,428	0.5%
First Republic Mortgage Loan Trust
1.390% due 08/15/2032 (a)	29,045	29,063	0.7%
GSR Mortgage Loan Trust
1.490% due 11/25/2031 (a)	17,106	17,182	0.4%
Sequoia Mortgage Trust
1.470% due 10/20/2027 (a)	13,942	13,939	0.3%
1.440% due 07/20/2033 (a)	15,365	15,284	0.4%
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)	13,775	13,781	0.3%
Washington Mutual Mortgage Securities Corp.
1.265% due 06/25/2042 (a)	12,535	12,705	0.3%
Other Mortgage-Backed Securities (b)		123,742	2.9%

Total Mortgage-Backed Securities (Cost $286,599)		286,883	6.7%

ASSET-BACKED SECURITIES

Equity One ABS, Inc.
1.390% due 04/25/2034 (a)	16,455	16,458	0.4%
Home Equity Mortgage Trust
1.280% due 06/25/2034 (a)	16,154	16,167	0.4%
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.430% due 08/25/2033 (a)	12,676	12,694	0.3%
Residential Asset Mortgage Products, Inc.
1.420% due 12/25/2033 (a)	12,572	12,580	0.3%

Other Asset-Backed Securities (b)		223,292	5.2%

Total Asset-Backed Securities (Cost $280,449)		281,191	6.6%

48	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets
SOVEREIGN ISSUES

Republic of Brazil
2.000% due 04/15/2006 (a)	$43,376	$42,592	1.0%
2.062% due 04/15/2009 (a)	14,302	13,471	0.3%
2.187% - 11.500% due 01/16/2007 - 08/17/2040 (e)	10,315	10,379	0.3%

Other Sovereign Issues (b)		1,344	0.0%

Total Sovereign Issues (Cost $64,155)		67,786	1.6%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Total Foreign Currency-Denominated Issues (b) (Cost $2,348)		2,497	0.1%

CONVERTIBLE BONDS & NOTES

America Online, Inc.
0.000% due 12/06/2019	19,330	12,323	0.3%

(Cost $12,107)

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 04/15/2004	50,000	50,000	1.2%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	43,000	43,000	1.0%

		93,000	2.2%

Commercial Paper
Altria Group, Inc.
1.800% due 10/29/2004	26,950	26,950	0.6%
Danske Corp.
1.030% due 05/10/2004	17,600	17,580	0.4%
Fannie Mae
0.990% - 1.020% due 04/21/2004 - 07/20/2004 (e)	673,100	671,675	15.8%
Federal Home Loan Bank
0.995% - 1.010% due 04/14/2004 - 05/19/2004 (e)	178,900	178,722	4.2%
Freddie Mac
1.005% - 1.040% due 04/27/2004 - 07/15/2004 (e)	239,200	238,953	5.6%
Nestle Capital Corp.
1.020% due 05/06/2004	20,000	19,980	0.5%
Rabobank Netherland NV
1.025% due 04/20/2004	50,000	49,973	1.2%
Royal Bank of Scotland PLC
1.025% - 1.040% due 05/04/2004 (e)	37,000	36,965	0.9%
UBS Finance, Inc.
1.010% - 1.070% due 04/06/2004 - 06/23/2004 (e)	131,900	131,863	3.1%
Other Commercial Paper (b)		21,231	0.5%

		1,393,892	32.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $8,536. Repurchase proceeds are $8,368.)	8,368	8,368	0.2%

U.S. Treasury Bills
1.014% due 04/15/2004 - 06/17/2004 (c)(d)(e)	1,066,955	1,065,645	25.0%

Total Short-Term Instruments (Cost $2,560,988)		2,560,905	60.2%

Total Investments (Cost $4,271,400)		$4,284,543	100.7%

Written Options (h) (Premiums $9,437)		(9,541)	(0.2)%

Other Assets and Liabilities (Net)		(20,421)	(0.5)%

Net Assets		$4,254,581	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $4,992 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(d)	Securities with an aggregate market value of $5,624 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor June Long Futures	06/2005	168	$264
Euribor September Long Futures	09/2005	305	411
Euribor December Long Futures	12/2005	373	122
Eurodollar September Short Futures	09/2004	87	(129)
U.S. Treasury 10-Year Note Long Futures	06/2004	1,830	2,981

			$3,649

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	334,000	$5,576
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria floating rate based on 6-month LIBOR plus 0.8125% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2004		$19,300	10
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/01/2004		20,975	(78)
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004		1,000	(4)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	49

Summary Schedule of Investments (Cont.)

Short-Term Fund

March 31, 2004

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	$17,000	$7
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	21,100	9
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	1,000	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	2,000	4
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/18/2004	9,870	12
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,300	2
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	925	109
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,400	12
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	11,500	103
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	5,000	46
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	7,000	18
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: Credit Suisse First Boston Exp. 04/30/2005	5,000	(268)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,000	12
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005	5,000	(346)
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	2,920	13
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,000	25
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	2,000	28
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.430%.
Counterparty: Lehman Brothers, Inc. Exp. 10/01/2006	18,500	(1,854)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	7,900	(294)

		$3,143

50	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	841	$483	$854
Put - CBOT U.S. Treasury Note June Futures	107.000	05/21/2004	841	446	53
Put - CME Eurodollar June Futures	97.000	06/14/2004	4,396	4,921	27
Put - CME Eurodollar June Futures	97.250	06/14/2004	463	612	6

				$6,462	$940

Name of Issuer	Counterparty	Exercise Rate / Price		Expiration Date	Notional Amount	Premium	Value
Call - AOL Time Warner, Inc. 0.000% due 10/01/2006	Merrill Lynch & Co., Inc.	$63.976		12/06/2004	$19,330	$0	$394
Call - OTC Norfolk Southern Corp. 7.050% due 05/01/2037	Morgan Stanley Dean Witter & Co.	100.000		05/01/2004	20,975	0	3,005
Call - OTC Nuveen California Performance Plus Municipal Fund 7.430% due 10/01/2026	Lehman Brothers, Inc.	100.000		10/01/2006	18,500	0	1,164
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	47,500	333	587
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	47,500	328	44
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%**	01/07/2005	55,570	1,225	57
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%*	01/07/2005	55,570	1,089	3,350

						$2,975	$8,601

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	5.500	05/15/2009	$6,625	$7,486	$7,497
U.S. Treasury Note	4.250	08/15/2013	165,770	171,831	168,274

				$179,317	$175,771

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Buy	EC	559	04/2004	$7	$0	$7
Sell		5,982	04/2004	45	0	45

				$52	$0	$52

(k)	Principal amount denoted in indicated currency:

EC	-	Euro

(l)	The aggregate value of fair valued securities is $1,347, which is 0.03% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	51

Summary Schedule of Investments

Total Return Mortgage Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
U.S. GOVERNMENT AGENCIES

Fannie Mae
2.160% due 07/01/2011 (b)	$2,281	$2,304	0.9%
5.000% due 09/01/2018	3,653	3,760	1.5%
5.000% due 10/01/2018	6,664	6,860	2.7%
5.000% due 11/01/2018	12,650	13,021	5.1%
5.000% due 02/01/2019	5,653	5,818	2.3%
5.000% due 03/01/2019	15,085	15,529	6.1%
5.000% due 04/20/2019	13,000	13,366	5.2%
1.160% due 08/25/2023 (b)	2,224	2,226	0.9%
6.500% due 08/01/2032	2,266	2,382	0.9%
5.500% due 12/01/2033	17,350	17,791	6.9%
5.500% due 04/15/2034	40,700	41,705	16.3%
6.500% due 04/15/2034	6,000	6,304	2.5%
5.500% due 05/13/2034	11,000	11,241	4.4%
0.000% - 9.000% due 05/01/2006-02/01/2034 (c)	20,138	20,357	8.0%

Federal Housing Administration
5.022% due 10/25/2022	1,790	1,818	0.7%
7.430% due 06/01/2019-06/01/2022 (c)	1,761	1,788	0.7%

Freddie Mac
5.500% due 02/01/2018	6,027	6,289	2.5%
5.000% due 04/15/2034	3,000	3,015	1.2%
5.500% due 04/15/2034	23,000	23,575	9.2%
6.000% due 04/15/2034	4,000	4,158	1.6%
3.071% - 8.000% due 06/15/2008 - 05/01/2032 (c)	4,111	4,278	1.7%

Government National Mortgage Association
1.290% due 02/16/2032 (b)	2,278	2,279	0.9%
1.340% due 08/16/2032 (b)	4,017	4,020	1.6%
5.500% due 03/15/2033	3,318	3,417	1.3%
5.500% due 01/15/2034	3,936	4,053	1.6%
5.500% due 04/22/2034	5,000	5,278	2.1%
5.500% due 05/15/2034	2,229	2,376	0.9%
5.500% due 07/15/2034	8,681	8,940	3.5%
4.375% - 7.500% due 02/20/2017 - 04/22/2034 (c)	4,058	4,146	1.6%

Total U.S. Government Agencies (Cost $240,573)		242,094	94.8%

MORTGAGE-BACKED SECURITIES

Ameriquest Mortgage Securities, Inc.
1.570% due 02/25/2034 (b)	2,305	2,249	0.9%
Chevy Chase Funding LLC
1.372% due 01/25/2035 (b)	2,000	1,997	0.8%
CS First Boston Mortgage Securities Corp.
1.437% - 7.000% due 08/25/2004 - 08/25/2033 (c)	5,180	4,226	1.7%
Prime Mortgage Trust
5.000% due 02/25/2019	2,647	2,701	1.0%
Structured Asset Securities Corp.
1.190% - 6.250% due 04/15/2027 - 04/25/2033 (c)	4,220	4,224	1.7%
Other Mortgage-Backed Securities (a)		8,481	3.3%

Total Mortgage-Backed Securities (Cost $24,057)		23,878	9.4%

ASSET-BACKED SECURITIES

Ameriquest Mortgage Securities, Inc.
5.000% due 02/25/2006 (f)	60,844	3,466	1.3%
1.400% - 1.500% due 05/25/2032 - 03/25/2033 (c)	1,512	1,518	0.6%
Chase Credit Card Master Trust
1.430% due 09/15/2006 (b)	4,600	4,604	1.8%
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	2,300	1,956	0.8%
Countrywide Asset-Backed Certificates
1.190% due 11/25/2023 (b)	2,000	2,000	0.8%
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (b)	1,971	2,012	0.8%
Fremont Home Loan Trust
1.430% due 02/25/2033 (b)	1,663	1,666	0.6%
Renaissance Home Equity Loan Trust
1.530% due 08/25/2033 (b)	2,698	2,713	1.1%
1.470% due 12/25/2032 (b)	1,286	1,285	0.5%
Residential Asset Mortgage Products, Inc.
1.641% due 04/25/2034 (b)	1,934	1,946	0.8%
Specialty Underwriting & Residential Finance
1.430% due 01/25/2034 (b)	2,023	2,026	0.8%
Terwin Mortgage Trust
2.000% due 03/25/2035	2,373	2,373	0.9%
1.670% due 09/25/2033 (b)	1,641	1,642	0.6%
Other Asset-Backed Securities (a)		12,891	5.1%

Total Asset-Backed Securities (Cost $42,081)		42,098	16.5%

SHORT-TERM INSTRUMENTS

Commercial Paper
Anz (Delaware), Inc.
1.030% due 06/22/2004	4,100	4,090	1.6%
Fannie Mae
1.000% - 1.030% due 07/01/2004	6,387	6,370	2.5%
General Electric Capital Corp.
1.040% due 07/08/2004	7,000	6,980	2.7%
HBOS Treasury Services PLC
1.030% due 06/21/2004	7,000	6,984	2.7%
KFW International Finance, Inc.
1.015% due 06/08/2004	7,000	6,986	2.8%
Pfizer, Inc.
1.010% due 06/15/2004	7,000	6,985	2.7%
Royal Bank of Scotland PLC
1.020% due 04/27/2004	2,000	1,999	0.8%
UBS Finance, Inc.
1.025% due 06/23/2004	7,000	6,983	2.7%
Other Commercial Paper (a)		1,696	0.7%

		49,073	19.2%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 5.250% due 01/15/2006 valued at $649. Repurchase proceeds are $632.)	632	632	0.2%

U.S. Treasury Bills
1.009% due 04/29/2004-06/17/2004 (c)(e)	8,050	8,042	3.2%

Total Short-Term Instruments (Cost $57,749)		57,747	22.6%

Total Investments (Cost $364,460)		$365,817	143.3%

Written Options (h) (Premiums $578)		(540)	(0.2)%

Other Assets and Liabilities (Net)		(110,052)	(43.1)%

Net Assets		$255,225	100.0%

52	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Notes to Summary Schedule of Investments (amounts in thousands):

(a)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(b)	Variable rate security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.560%.
Counterparty: Bear Stearns & Co., Inc. Exp. 04/01/2004	$5,000	$0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	3,100	0
Receive floating rate based on 3-month LIBOR with 6.940% interest rate cap and paid a premium amount of $119.
Counterparty: Lehman Brothers, Inc. Exp. 07/01/2011	3,000	(47)
The Fund paid initial exchange amount of $900 and receives interest and paydown on FFCA Secured Lending Corp. 8.180% due 09/18/2027.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/18/2027	3,000	(36)

		$(83)

(e)	Securities with an aggregate market value of $499 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Interest only security.
(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
Fannie Mae	6.000	04/15/2034	$4,000	$4,164	$4,153
Fannie Mae	5.000	05/13/2034	5,000	5,006	5,030
Fannie Mae	6.000	05/13/2034	10,000	10,391	10,374

				$19,561	$19,557

(h)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$20,000	$336	$395
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	20,000	242	145

						$578	$540

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	The aggregate value of fair valued securities is $472, which is 0.18% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	53

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Diversified Income Fund
Class A
07/31/2003 - 03/31/2004	$10.00	$0.29	(a)	$0.86	(a)	$1.15	$(0.30)	$(0.01)	$0.00
Class B
07/31/2003 - 03/31/2004	10.00	0.24	(a)	0.86	(a)	1.10	(0.25)	(0.01)	0.00
Class C
07/31/2003 - 03/31/2004	10.00	0.24	(a)	0.86	(a)	1.10	(0.25)	(0.01)	0.00

Emerging Markets Bond Fund
Class A
03/31/2004	$10.05	$0.48	(a)	$1.78	(a)	$2.26	$(0.50)	$(1.08)	$0.00
03/31/2003	9.60	0.64	(a)	0.72	(a)	1.36	(0.66)	(0.25)	0.00
03/31/2002	8.40	0.69	(a)	1.75	(a)	2.44	(0.74)	(0.50)	0.00
03/31/2001	8.61	0.77	(a)	0.21	(a)	0.98	(0.79)	(0.40)	0.00
03/31/2000	7.51	0.84	(a)	1.10	(a)	1.94	(0.84)	0.00	0.00
Class B
03/31/2004	10.05	0.40	(a)	1.77	(a)	2.17	(0.41)	(1.08)	0.00
03/31/2003	9.60	0.58	(a)	0.71	(a)	1.29	(0.59)	(0.25)	0.00
03/31/2002	8.40	0.64	(a)	1.74	(a)	2.38	(0.68)	(0.50)	0.00
03/31/2001	8.61	0.73	(a)	0.19	(a)	0.92	(0.73)	(0.40)	0.00
03/31/2000	7.51	0.77	(a)	1.11	(a)	1.88	(0.78)	0.00	0.00
Class C
03/31/2004	10.05	0.40	(a)	1.77	(a)	2.17	(0.41)	(1.08)	0.00
03/31/2003	9.60	0.58	(a)	0.71	(a)	1.29	(0.59)	(0.25)	0.00
03/31/2002	8.40	0.61	(a)	1.77	(a)	2.38	(0.68)	(0.50)	0.00
03/31/2001	8.61	0.72	(a)	0.21	(a)	0.93	(0.74)	(0.40)	0.00
03/31/2000	7.51	0.78	(a)	1.10	(a)	1.88	(0.78)	0.00	0.00

Foreign Bond Fund
Class A
03/31/2004	$10.70	$0.27	(a)	$0.04	(a)	$0.31	$(0.28)	$(0.21)	$0.00
03/31/2003	10.39	0.35	(a)	0.57	(a)	0.92	(0.24)	(0.25)	(0.12)
03/31/2002	10.32	0.43	(a)	0.09	(a)	0.52	(0.43)	(0.02)	0.00
03/31/2001	10.03	0.54	(a)	0.50	(a)	1.04	(0.54)	(0.21)	0.00
03/31/2000	10.63	0.59	(a)	(0.45	)(a)	0.14	(0.59)	(0.15)	0.00
Class B
03/31/2004	10.70	0.19	(a)	0.04	(a)	0.23	(0.20)	(0.21)	0.00
03/31/2003	10.39	0.27	(a)	0.58	(a)	0.85	(0.19)	(0.25)	(0.10)
03/31/2002	10.32	0.35	(a)	0.10	(a)	0.45	(0.36)	(0.02)	0.00
03/31/2001	10.03	0.46	(a)	0.50	(a)	0.96	(0.46)	(0.21)	0.00
03/31/2000	10.63	0.51	(a)	(0.45	)(a)	0.06	(0.51)	(0.15)	0.00
Class C
03/31/2004	10.70	0.19	(a)	0.04	(a)	0.23	(0.20)	(0.21)	0.00
03/31/2003	10.39	0.27	(a)	0.58	(a)	0.85	(0.19)	(0.25)	(0.10)
03/31/2002	10.32	0.35	(a)	0.10	(a)	0.45	(0.36)	(0.02)	0.00
03/31/2001	10.03	0.46	(a)	0.50	(a)	0.96	(0.46)	(0.21)	0.00
03/31/2000	10.63	0.51	(a)	(0.45	)(a)	0.06	(0.51)	(0.15)	0.00

Global Bond Fund II
Class A
03/31/2004	$10.10	$0.23	(a)	$0.12	(a)	$0.35	$(0.25)	$(0.17)	$0.00
03/31/2003	9.42	0.35	(a)	0.69	(a)	1.04	(0.36)	0.00	0.00
03/31/2002	9.61	0.38	(a)	0.13	(a)	0.51	(0.39)	(0.31)	0.00
03/31/2001	9.41	0.52	(a)	0.50	(a)	1.02	(0.52)	(0.30)	0.00
03/31/2000	9.89	0.52	(a)	(0.46	)(a)	0.06	(0.52)	(0.02)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.21%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.25%.

54	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Diversified Income Fund
Class A
07/31/2003 - 03/31/2004	$(0.31)	$10.84	11.66%	$25,013	1.20	%*(b)	4.09	%*	33%
Class B
07/31/2003 - 03/31/2004	(0.26)	10.84	11.14	4,819	1.95	*(g)	3.43	*	33
Class C
07/31/2003 - 03/31/2004	(0.26)	10.84	11.12	22,192	1.95	*(g)	3.37	*	33

Emerging Markets Bond Fund
Class A
03/31/2004	$(1.58)	$10.73	23.34%	$258,444	1.25%		4.44%		461%
03/31/2003	(0.91)	10.05	15.65	90,079	1.27	(c)	6.99		388
03/31/2002	(1.24)	9.60	30.88	15,589	1.27	(c)	7.47		620
03/31/2001	(1.19)	8.40	12.46	1,143	1.34	(c)	9.08		902
03/31/2000	(0.84)	8.61	27.39	316	1.29	(c)	10.59		328
Class B
03/31/2004	(1.49)	10.73	22.43	72,425	2.00		3.75		461
03/31/2003	(0.84)	10.05	14.79	38,002	2.02	(d)	6.34		388
03/31/2002	(1.18)	9.60	29.93	10,844	2.04	(d)	6.99		620
03/31/2001	(1.13)	8.40	11.59	1,620	2.09	(d)	8.58		902
03/31/2000	(0.78)	8.61	26.43	1,168	2.04	(d)	9.57		328
Class C
03/31/2004	(1.49)	10.73	22.42	142,161	2.00		3.69		461
03/31/2003	(0.84)	10.05	14.78	52,168	2.02	(d)	6.29		388
03/31/2002	(1.18)	9.60	29.91	12,580	2.00		6.62		620
03/31/2001	(1.14)	8.40	11.74	792	2.08	(d)	8.52		902
03/31/2000	(0.78)	8.61	26.49	249	2.04	(d)	9.87		328

Foreign Bond Fund
Class A
03/31/2004	$(0.49)	$10.52	3.00%	$245,270	0.96	%(e)	2.51%		711%
03/31/2003	(0.61)	10.70	9.10	206,753	0.95		3.30		589
03/31/2002	(0.45)	10.39	5.21	112,047	0.96	(e)	4.12		434
03/31/2001	(0.75)	10.32	10.82	84,631	0.99	(e)	5.28		417
03/31/2000	(0.74)	10.03	1.50	54,299	1.19	(e)	5.75		330
Class B
03/31/2004	(0.41)	10.52	2.22	54,588	1.71	(f)	1.77		711
03/31/2003	(0.54)	10.70	8.36	54,571	1.70		2.57		589
03/31/2002	(0.38)	10.39	4.42	34,602	1.71	(f)	3.38		434
03/31/2001	(0.67)	10.32	9.94	28,747	1.74	(f)	4.57		417
03/31/2000	(0.66)	10.03	0.72	24,402	1.91	(f)	5.00		330
Class C
03/31/2004	(0.41)	10.52	2.22	110,838	1.71	(f)	1.76		711
03/31/2003	(0.54)	10.70	8.33	94,504	1.70		2.55		589
03/31/2002	(0.38)	10.39	4.42	47,725	1.71	(f)	3.37		434
03/31/2001	(0.67)	10.32	9.96	35,337	1.74	(f)	4.57		417
03/31/2000	(0.66)	10.03	0.73	30,214	1.91	(f)	5.01		330

Global Bond Fund II
Class A
03/31/2004	$(0.42)	$10.03	3.57%	$26,272	0.96	%(e)	2.34%		577%
03/31/2003	(0.36)	10.10	11.25	21,667	0.97	(e)	3.50		413
03/31/2002	(0.70)	9.42	5.42	5,262	0.96	(e)	3.99		373
03/31/2001	(0.82)	9.61	11.43	2,747	0.98	(e)	5.46		422
03/31/2000	(0.54)	9.41	0.71	2,279	0.98	(e)	5.45		290

(d)	Ratio of expenses to average net assets excluding interest expense is 2.00%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.70%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.96%.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	55

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Global Bond Fund II (Cont.)
Class B
03/31/2004	$10.10	$0.16	(a)	$0.11	(a)	$0.27	$(0.17)	$(0.17)	$(0.34)
03/31/2003	9.42	0.28	(a)	0.69	(a)	0.97	(0.29)	0.00	(0.29)
03/31/2002	9.61	0.32	(a)	0.12	(a)	0.44	(0.32)	(0.31)	(0.63)
03/31/2001	9.41	0.45	(a)	0.50	(a)	0.95	(0.45)	(0.30)	(0.75)
03/31/2000	9.89	0.45	(a)	(0.46	)(a)	(0.01)	(0.45)	(0.02)	(0.47)
Class C
03/31/2004	10.10	0.16	(a)	0.11	(a)	0.27	(0.17)	(0.17)	(0.34)
03/31/2003	9.42	0.28	(a)	0.69	(a)	0.97	(0.29)	0.00	(0.29)
03/31/2002	9.61	0.32	(a)	0.12	(a)	0.44	(0.32)	(0.31)	(0.63)
03/31/2001	9.41	0.45	(a)	0.50	(a)	0.95	(0.45)	(0.30)	(0.75)
03/31/2000	9.89	0.45	(a)	(0.46	)(a)	(0.01)	(0.45)	(0.02)	(0.47)

GNMA Fund
Class A
03/31/2004	$11.05	$0.10	(a)	$0.31	(a)	$0.41	$(0.25)	$(0.12)	$(0.37)
03/31/2003	10.67	0.19	(a)	0.67	(a)	0.86	(0.23)	(0.25)	(0.48)
03/31/2002	10.44	0.25	(a)	0.56	(a)	0.81	(0.46)	(0.12)	(0.58)
11/30/2000 - 03/31/2001	10.13	0.21	(a)	0.31	(a)	0.52	(0.21)	0.00	(0.21)
Class B
03/31/2004	11.05	0.02	(a)	0.31	(a)	0.33	(0.17)	(0.12)	(0.29)
03/31/2003	10.67	0.10	(a)	0.68	(a)	0.78	(0.15)	(0.25)	(0.40)
05/31/2001 - 03/31/2002	10.43	0.12	(a)	0.51	(a)	0.63	(0.27)	(0.12)	(0.39)
Class C
03/31/2004	11.05	0.02	(a)	0.31	(a)	0.33	(0.17)	(0.12)	(0.29)
03/31/2003	10.67	0.10	(a)	0.68	(a)	0.78	(0.15)	(0.25)	(0.40)
05/31/2001 - 03/31/2002	10.43	0.13	(a)	0.50	(a)	0.63	(0.27)	(0.12)	(0.39)

High Yield Fund
Class A
03/31/2004	$8.90	$0.65	(a)	$0.79	(a)	$1.44	$(0.65)	$0.00	$(0.65)
03/31/2003	9.19	0.70	(a)	(0.28	)(a)	0.42	(0.71)	0.00	(0.71)
03/31/2002	9.88	0.74	(a)	(0.68	)(a)	0.06	(0.75)	0.00	(0.75)
03/31/2001	10.22	0.87	(a)	(0.34	)(a)	0.53	(0.87)	0.00	(0.87)
03/31/2000	11.23	0.89	(a)	(1.01	)(a)	(0.12)	(0.89)	0.00	(0.89)
Class B
03/31/2004	8.90	0.58	(a)	0.79	(a)	1.37	(0.58)	0.00	(0.58)
03/31/2003	9.19	0.64	(a)	(0.29	)(a)	0.35	(0.64)	0.00	(0.64)
03/31/2002	9.88	0.68	(a)	(0.69	)(a)	(0.01)	(0.68)	0.00	(0.68)
03/31/2001	10.22	0.79	(a)	(0.33	)(a)	0.46	(0.80)	0.00	(0.80)
03/31/2000	11.23	0.81	(a)	(1.01	)(a)	(0.20)	(0.81)	0.00	(0.81)
Class C
03/31/2004	8.90	0.58	(a)	0.79	(a)	1.37	(0.58)	0.00	(0.58)
03/31/2003	9.19	0.64	(a)	(0.29	)(a)	0.35	(0.64)	0.00	(0.64)
03/31/2002	9.88	0.67	(a)	(0.68	)(a)	(0.01)	(0.68)	0.00	(0.68)
03/31/2001	10.22	0.79	(a)	(0.33	)(a)	0.46	(0.80)	0.00	(0.80)
03/31/2000	11.23	0.81	(a)	(1.01	)(a)	(0.20)	(0.81)	0.00	(0.81)

Long-Term U.S. Government Fund
Class A
03/31/2004	$11.12	$0.36	(a)	$0.46	(a)	$0.82	$(0.37)	$(0.22)	$(0.59)
03/31/2003	9.96	0.43	(a)	1.64	(a)	2.07	(0.44)	(0.47)	(0.91)
03/31/2002	10.65	0.62	(a)	(0.39	)(a)	0.23	(0.62)	(0.30)	(0.92)
03/31/2001	9.79	0.34	(a)	1.09	(a)	1.43	(0.57)	0.00	(0.57)
03/31/2000	10.30	0.58	(a)	(0.51	)(a)	0.07	(0.58)	0.00	(0.58)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.70%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.75%.

56	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Bond Fund II (Cont.)
Class B
03/31/2004	$10.03	2.79%	$12,916	1.71	%(b)	1.59%	577%
03/31/2003	10.10	10.42	13,538	1.72	(b)	2.90	413
03/31/2002	9.42	4.63	6,586	1.71	(b)	3.30	373
03/31/2001	9.61	10.60	5,243	1.73	(b)	4.73	422
03/31/2000	9.41	(0.05)	4,590	1.73	(b)	4.72	290
Class C
03/31/2004	10.03	2.79	19,194	1.71	(b)	1.58	577
03/31/2003	10.10	10.42	18,317	1.72	(b)	2.87	413
03/31/2002	9.42	4.63	6,890	1.71	(b)	3.29	373
03/31/2001	9.61	10.60	5,208	1.73	(b)	4.75	422
03/31/2000	9.41	(0.05)	5,254	1.73	(b)	4.71	290

GNMA Fund
Class A
03/31/2004	$11.09	3.75%	$77,650	0.92	%(f)	0.94%	1409%
03/31/2003	11.05	8.17	92,680	0.95	(h)	1.69	763
03/31/2002	10.67	7.92	31,836	1.01	(c)	2.32	1292
11/30/2000 - 03/31/2001	10.44	5.68	11	0.65	*(e)	6.11 *	808
Class B
03/31/2004	11.09	2.98	54,895	1.67	(g)	0.18	1409
03/31/2003	11.05	7.35	68,749	1.70	(h)	0.92	763
05/31/2001 - 03/31/2002	10.67	6.62	13,063	1.76	*(d)	1.41 *	1292
Class C
03/31/2004	11.09	2.99	62,603	1.67	(g)	0.20	1409
03/31/2003	11.05	7.35	89,530	1.70	(h)	0.93	763
05/31/2001 - 03/31/2002	10.67	6.66	17,521	1.76	*(d)	1.45 *	1292

High Yield Fund
Class A
03/31/2004	$9.69	16.62%	$1,252,991	0.90%		6.86%	105%
03/31/2003	8.90	5.18	960,993	0.90		8.18	129
03/31/2002	9.19	0.67	539,679	0.90		7.83	96
03/31/2001	9.88	5.44	262,572	0.90		8.62	53
03/31/2000	10.22	(1.15)	187,039	0.90		8.23	39
Class B
03/31/2004	9.69	15.76	771,174	1.65		6.12	105
03/31/2003	8.90	4.40	577,476	1.65		7.46	129
03/31/2002	9.19	(0.07)	447,674	1.65		7.14	96
03/31/2001	9.88	4.66	327,367	1.65		7.90	53
03/31/2000	10.22	(1.89)	303,333	1.65		7.48	39
Class C
03/31/2004	9.69	15.76	1,159,797	1.65		6.11	105
03/31/2003	8.90	4.39	831,310	1.65		7.45	129
03/31/2002	9.19	(0.07)	537,595	1.65		7.13	96
03/31/2001	9.88	4.66	373,530	1.65		7.90	53
03/31/2000	10.22	(1.89)	341,953	1.65		7.49	39

Long-Term U.S. Government Fund
Class A
03/31/2004	$11.35	7.69%	$138,097	0.91	%(f)	3.21%	588%
03/31/2003	11.12	21.25	155,096	0.90		3.97	427
03/31/2002	9.96	2.11	110,780	0.92	(f)	5.89	682
03/31/2001	10.65	15.07	79,477	0.97	(f)	3.36	1046
03/31/2000	9.79	0.86	42,773	0.99	(f)	5.96	320

(e)	The accrual of expenses reflect Advisory fees of 0.25% and Administrative fees of 0.40%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(h)	Effective December 1, 2002, the administrative expense was reduced to 0.40%.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	57

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Long-Term U.S. Government Fund (Cont.)
Class B
03/31/2004	$11.12	$0.27	(a)	$0.47	(a)	$0.74	$(0.29)	$(0.22)	$(0.51)
03/31/2003	9.96	0.34	(a)	1.64	(a)	1.98	(0.35)	(0.47)	(0.82)
03/31/2002	10.65	0.54	(a)	(0.39	)(a)	0.15	(0.54)	(0.30)	(0.84)
03/31/2001	9.79	0.65	(a)	0.71	(a)	1.36	(0.50)	0.00	(0.50)
03/31/2000	10.30	0.50	(a)	(0.50	)(a)	0.00	(0.51)	0.00	(0.51)
Class C
03/31/2004	11.12	0.27	(a)	0.47	(a)	0.74	(0.29)	(0.22)	(0.51)
03/31/2003	9.96	0.34	(a)	1.64	(a)	1.98	(0.35)	(0.47)	(0.82)
03/31/2002	10.65	0.54	(a)	(0.39	)(a)	0.15	(0.54)	(0.30)	(0.84)
03/31/2001	9.79	0.92	(a)	0.44	(a)	1.36	(0.50)	0.00	(0.50)
03/31/2000	10.30	0.51	(a)	(0.51	)(a)	0.00	(0.51)	0.00	(0.51)

Low Duration Fund
Class A
03/31/2004	$10.33	$0.16	(a)	$0.07	(a)	$0.23	$(0.20)	$(0.05)	$(0.25)
03/31/2003	10.06	0.30	(a)	0.45	(a)	0.75	(0.34)	(0.14)	(0.48)
03/31/2002	10.03	0.46	(a)	0.07	(a)	0.53	(0.49)	(0.01)	(0.50)
03/31/2001	9.81	0.60	(a)	0.25	(a)	0.85	(0.63)	0.00	(0.63)
03/31/2000	10.10	0.59	(a)	(0.29	)(a)	0.30	(0.59)	0.00	(0.59)
Class B
03/31/2004	10.33	0.08	(a)	0.08	(a)	0.16	(0.13)	(0.05)	(0.18)
03/31/2003	10.06	0.22	(a)	0.45	(a)	0.67	(0.26)	(0.14)	(0.40)
03/31/2002	10.03	0.39	(a)	0.06	(a)	0.45	(0.41)	(0.01)	(0.42)
03/31/2001	9.81	0.53	(a)	0.24	(a)	0.77	(0.55)	0.00	(0.55)
03/31/2000	10.10	0.51	(a)	(0.29	)(a)	0.22	(0.51)	0.00	(0.51)
Class C
03/31/2004	10.33	0.11	(a)	0.07	(a)	0.18	(0.15)	(0.05)	(0.20)
03/31/2003	10.06	0.24	(a)	0.46	(a)	0.70	(0.29)	(0.14)	(0.43)
03/31/2002	10.03	0.40	(a)	0.08	(a)	0.48	(0.44)	(0.01)	(0.45)
03/31/2001	9.81	0.55	(a)	0.25	(a)	0.80	(0.58)	0.00	(0.58)
03/31/2000	10.10	0.54	(a)	(0.29	)(a)	0.25	(0.54)	0.00	(0.54)

Money Market Fund
Class A
03/31/2004	$1.00	$0.00	(a)	$0.00	(a)	$0.00	$0.00	$0.00	$0.00
03/31/2003	1.00	0.01	(a)	0.00	(a)	0.01	(0.01)	0.00	(0.01)
03/31/2002	1.00	0.03	(a)	0.00	(a)	0.03	(0.03)	0.00	(0.03)
03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06	(0.06)	0.00	(0.06)
03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00	(0.05)
Class B
03/31/2004	1.00	0.00	(a)	0.00	(a)	0.00	0.00	0.00	0.00
03/31/2003	1.00	0.00	(a)	0.00	(a)	0.00	0.00	0.00	0.00
03/31/2002	1.00	0.02	(a)	0.00	(a)	0.02	(0.02)	0.00	(0.02)
03/31/2001	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00	(0.05)
03/31/2000	1.00	0.04	(a)	0.00	(a)	0.04	(0.04)	0.00	(0.04)
Class C
03/31/2004	1.00	0.00	(a)	0.00	(a)	0.00	0.00	0.00	0.00
03/31/2003	1.00	0.01	(a)	0.00	(a)	0.01	(0.01)	0.00	(0.01)
03/31/2002	1.00	0.03	(a)	0.00	(a)	0.03	(0.03)	0.00	(0.03)
03/31/2001	1.00	0.06	(a)	0.00	(a)	0.06	(0.06)	0.00	(0.06)
03/31/2000	1.00	0.05	(a)	0.00	(a)	0.05	(0.05)	0.00	(0.05)

Short-Term Fund
Class A
03/31/2004	$10.04	$0.11	(a)	$0.06	(a)	$0.17	$(0.13)	$(0.01)	$(0.14)
03/31/2003	10.00	0.24	(a)	0.07	(a)	0.31	(0.25)	(0.02)	(0.27)
03/31/2002	10.03	0.31	(a)	0.06	(a)	0.37	(0.38)	(0.02)	(0.40)
03/31/2001	9.95	0.60	(a)	0.10	(a)	0.70	(0.60)	(0.02)	(0.62)
03/31/2000	10.03	0.55	(a)	(0.09	)(a)	0.46	(0.54)	0.00	(0.54)

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the administrator did not waive the administrative fees, the ratio of expenses to average net assets would have been 1.51%.
(c)	If the administrator did not waive the administrative fees and a portion of servicing and distribution fees, the ratio of expenses to average net assets would have been 1.55%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

58	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Long-Term U.S. Government Fund (Cont.)
Class B
03/31/2004	$11.35	6.89%	$83,819	1.66	%(e)	2.47%	588%
03/31/2003	11.12	20.35	114,830	1.65		3.16	427
03/31/2002	9.96	1.35	67,302	1.67	(e)	5.14	682
03/31/2001	10.65	14.22	54,374	1.70	(e)	6.40	1046
03/31/2000	9.79	0.11	34,301	1.72	(e)	5.16	320
Class C
03/31/2004	11.35	6.89	49,262	1.66	(e)	2.47	588
03/31/2003	11.12	20.35	65,379	1.65		3.15	427
03/31/2002	9.96	1.33	41,830	1.67	(e)	5.14	682
03/31/2001	10.65	14.24	35,675	1.71	(e)	9.01	1046
03/31/2000	9.79	0.11	20,955	1.71	(e)	5.16	320

Low Duration Fund
Class A
03/31/2004	$10.31	2.26%	$2,093,152	0.90%		1.54%	247%
03/31/2003	10.33	7.56	1,987,140	0.90		2.89	218
03/31/2002	10.06	5.41	829,238	0.90		4.51	569
03/31/2001	10.03	8.93	273,994	0.96	(d)	6.07	348
03/31/2000	9.81	3.07	235,413	0.98	(d)	5.91	82
Class B
03/31/2004	10.31	1.50	558,429	1.65		0.79	247
03/31/2003	10.33	6.76	542,652	1.65		2.13	218
03/31/2002	10.06	4.63	203,092	1.65		3.87	569
03/31/2001	10.03	8.12	88,585	1.71	(e)	5.32	348
03/31/2000	9.81	2.30	73,121	1.73	(e)	5.16	82
Class C
03/31/2004	10.31	1.75	1,251,266	1.40		1.04	247
03/31/2003	10.33	7.03	1,220,084	1.40		2.36	218
03/31/2002	10.06	4.89	429,436	1.40		3.99	569
03/31/2001	10.03	8.39	119,062	1.46	(f)	5.58	348
03/31/2000	9.81	2.55	110,447	1.48	(f)	5.42	82

Money Market Fund
Class A
03/31/2004	$1.00	0.48%	$71,204	0.65%		0.47%	N/A
03/31/2003	1.00	1.08	83,840	0.62	(h)	1.03	N/A
03/31/2002	1.00	2.65	46,077	0.60		2.59	N/A
03/31/2001	1.00	5.94	58,940	0.60		5.85	N/A
03/31/2000	1.00	4.92	101,734	0.60		4.90	N/A
Class B
03/31/2004	1.00	0.05	57,215	1.08	(c)	0.05	N/A
03/31/2003	1.00	0.25	82,262	1.43	(h)(b)	0.19	N/A
03/31/2002	1.00	1.73	39,283	1.50		1.63	N/A
03/31/2001	1.00	5.02	38,286	1.50		4.87	N/A
03/31/2000	1.00	3.99	25,507	1.50		4.05	N/A
Class C
03/31/2004	1.00	0.48	85,956	0.65		0.47	N/A
03/31/2003	1.00	1.08	128,687	0.62	(h)	1.04	N/A
03/31/2002	1.00	2.65	80,530	0.60		2.71	N/A
03/31/2001	1.00	5.94	108,549	0.60		5.77	N/A
03/31/2000	1.00	4.95	99,475	0.60		4.78	N/A

Short-Term Fund
Class A
03/31/2004	$10.07	1.64%	$801,886	0.90%		1.07%	268%
03/31/2003	10.04	3.18	923,383	0.86	(h)	2.36	77
03/31/2002	10.00	3.68	756,465	0.92	(g)	3.04	131
03/31/2001	10.03	7.23	84,342	1.41	(g)	6.03	121
03/31/2000	9.95	4.76	75,671	1.03	(g)	5.45	38

(e)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.40%.
(g)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(h)	Effective January 1, 2003, the administrative expense was increased to 0.40%.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	59

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income
Short-Term Fund (Cont.)
Class B
03/31/2004	$10.04	$0.03	(a)	$0.06	(a)	$0.09	$(0.05)
03/31/2003	10.00	0.16	(a)	0.08	(a)	0.24	(0.18)
03/31/2002	10.03	0.28	(a)	0.01	(a)	0.29	(0.30)
03/31/2001	9.95	0.53	(a)	0.10	(a)	0.63	(0.53)
03/31/2000	10.03	0.48	(a)	(0.09	)(a)	0.39	(0.47)
Class C
03/31/2004	10.04	0.08	(a)	0.06	(a)	0.14	(0.10)
03/31/2003	10.00	0.20	(a)	0.08	(a)	0.28	(0.22)
03/31/2002	10.03	0.27	(a)	0.07	(a)	0.34	(0.35)
03/31/2001	9.95	0.57	(a)	0.10	(a)	0.67	(0.57)
03/31/2000	10.03	0.52	(a)	(0.09	)(a)	0.43	(0.51)
Total Return Mortgage Fund
Class A
03/31/2004	$10.75	$0.16	(a)	$0.31	(a)	$0.47	$(0.27)
03/31/2003	10.35	0.21	(a)	0.72	(a)	0.93	(0.26)
03/31/2002	10.42	0.41	(a)	0.35	(a)	0.76	(0.43)
07/31/2000 - 03/31/2001	10.02	0.39	(a)	0.57	(a)	0.96	(0.38)
Class B
03/31/2004	10.75	0.08	(a)	0.31	(a)	0.39	(0.19)
03/31/2003	10.35	0.13	(a)	0.72	(a)	0.85	(0.18)
03/31/2002	10.42	0.31	(a)	0.43	(a)	0.74	(0.41)
07/31/2000 - 03/31/2001	10.02	0.34	(a)	0.59	(a)	0.93	(0.35)
Class C
03/31/2004	10.75	0.08	(a)	0.31	(a)	0.39	(0.19)
03/31/2003	10.35	0.13	(a)	0.72	(a)	0.85	(0.18)
03/31/2002	10.42	0.31	(a)	0.37	(a)	0.68	(0.35)
07/31/2000 - 03/31/2001	10.02	0.34	(a)	0.61	(a)	0.95	(0.37)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.15%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.60%.
(f)	Effective January 1, 2003, the administrative expense was increased to 0.40%.

60	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Short-Term Fund (Cont.)
Class B
03/31/2004	$(0.01)	$(0.06)	$10.07	0.89%	$32,626	1.65%		0.30%		268%
03/31/2003	(0.02)	(0.20)	10.04	2.42	28,014	1.61	(f)	1.57		77
03/31/2002	(0.02)	(0.32)	10.00	2.93	11,277	1.74	(e)	2.80		131
03/31/2001	(0.02)	(0.55)	10.03	6.44	6,954	2.15	(e)	5.28		121
03/31/2000	0.00	(0.47)	9.95	4.00	6,694	1.80	(e)	4.77		38
Class C
03/31/2004	(0.01)	(0.11)	10.07	1.34	393,059	1.20		0.76		268
03/31/2003	(0.02)	(0.24)	10.04	2.87	408,817	1.16	(f)	2.03		77
03/31/2002	(0.02)	(0.37)	10.00	3.37	254,809	1.22	(b)	2.68		131
03/31/2001	(0.02)	(0.59)	10.03	6.91	23,961	1.70	(b)	5.72		121
03/31/2000	0.00	(0.51)	9.95	4.45	18,935	1.34	(b)	5.17		38

Total Return Mortgage Fund
Class A
03/31/2004	$(0.12)	$(0.39)	$10.83	4.48%	$31,673	0.95	%(c)	1.50%		993%
03/31/2003	(0.27)	(0.53)	10.75	9.04	33,435	0.90		1.94		844
03/31/2002	(0.40)	(0.83)	10.35	7.43	7,010	0.90		3.88		1193
07/31/2000 - 03/31/2001	(0.18)	(0.56)	10.42	10.58	769	0.90	*	5.68	*	848
Class B
03/31/2004	(0.12)	(0.31)	10.83	3.69	18,755	1.70	(d)	0.77		993
03/31/2003	(0.27)	(0.45)	10.75	8.27	18,464	1.65		1.25		844
03/31/2002	(0.40)	(0.81)	10.35	6.61	5,787	1.65		2.92		1193
07/31/2000 - 03/31/2001	(0.18)	(0.53)	10.42	9.95	816	1.65	*	4.89	*	848
Class C
03/31/2004	(0.12)	(0.31)	10.83	3.70	26,661	1.70	(d)	0.70		993
03/31/2003	(0.27)	(0.45)	10.75	8.23	36,233	1.65		1.21		844
03/31/2002	(0.40)	(0.75)	10.35	6.62	9,585	1.65		2.91		1193
07/31/2000 - 03/31/2001	(0.18)	(0.55)	10.42	9.94	1,908	1.65	*	4.94	*	848

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	61

Statements of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts

	Diversified Income Fund	Emerging Markets Bond Fund	Foreign Bond Fund	Global Bond Fund II	GNMA Fund	High Yield Fund
Assets:
Investments, at value	$718,103	$1,752,373	$1,859,466	$189,389	$595,894	$7,319,222
Repurchase agreement, at value	0	0	0	0	0	0
Cash	10,135	2,652	2,895	0	0	2,148
Foreign currency, at value	885	0	16,969	2,456	0	18,818
Receivable for investments sold	0	391,364	149,283	1,964	135,479	51,324
Receivable for investments sold on delayed delivery basis	0	7,605	292,659	18,136	0	0
Unrealized appreciation on forward foreign currency contracts	630	778	5,847	472	0	6,917
Receivable for Fund shares sold	24,106	8,203	4,641	704	12,691	21,415
Interest and dividends receivable	9,539	19,845	29,723	2,465	609	138,657
Variation margin receivable	191	0	3,781	795	0	1,170
Manager reimbursement receivable	12	0	0	0	0	0
Swap premiums paid	2,251	567	18,316	1,239	316	2,497
Unrealized appreciation on swap agreements	123	5,111	4,349	405	0	3,489
Unrealized appreciation on forward volatility options	0	0	404	34	0	0
Other assets	0	21	0	0	8	0

	765,975	2,188,519	2,388,333	218,059	744,997	7,565,657

Liabilities:
Payable for investments purchased	$15,548	$5,135	$107,749	$10,105	$302,628	$86,063
Payable for investments purchased on delayed delivery basis	0	722,153	409,330	27,116	0	0
Unrealized depreciation on forward foreign currency contracts	27	75	11,635	835	0	0
Payable for short sales	0	0	212,473	0	29,189	0
Due to Custodian	0	0	0	0	3	0
Written options outstanding	594	0	15,768	1,551	810	22,755
Payable for Fund shares redeemed	689	3,904	2,900	135	1,292	23,192
Dividends payable	681	692	457	51	83	11,922
Accrued investment advisory fee	258	567	333	36	64	1,589
Accrued administration fee	183	586	431	50	90	2,056
Accrued distribution fee	15	136	114	20	0	1,362
Accrued servicing fee	14	137	123	12	118	778
Variation margin payable	0	0	879	457	0	0
Swap premiums received	0	1	3,381	620	0	0
Unrealized depreciation on swap agreements	849	417	38,272	3,200	125	15,588
Other liabilities	0	0	5,160	49	0	8
	18,858	733,803	809,005	44,237	334,402	165,313

Net Assets	$747,117	$1,454,716	$1,579,328	$173,822	$410,595	$7,400,344

Net Assets Consist of:
Paid in capital	$733,940	$1,349,011	$1,533,229	$169,436	$406,799	$7,536,222
Undistributed (overdistributed) net investment income	662	49,526	(73,069)	(3,618)	3,519	(44,466)
Accumulated undistributed net realized gain (loss)	562	(3,487)	(82)	1,082	(56)	(430,828)
Net unrealized appreciation (depreciation)	11,953	59,666	119,250	6,922	333	339,416

	$747,117	$1,454,716	$1,579,328	$173,822	$410,595	$7,400,344

Net Assets:
Class A	$25,013	$258,444	$245,270	$26,272	$77,650	$1,252,991
Class B	4,819	72,425	54,588	12,916	54,895	771,174
Class C	22,192	142,161	110,838	19,194	62,603	1,159,797
Other Classes	695,093	981,686	1,168,632	115,440	215,447	4,216,382
Shares Issued and Outstanding:
Class A	2,307	24,080	23,318	2,619	6,999	129,305
Class B	445	6,748	5,190	1,287	4,948	79,583
Class C	2,047	13,245	10,538	1,913	5,643	119,687
Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$10.84	$10.73	$10.52	$10.03	$11.09	$9.69
Class B	10.84	10.73	10.52	10.03	11.09	9.69
Class C	10.84	10.73	10.52	10.03	11.09	9.69

Cost of Investments Owned	$707,073	$1,698,134	$1,696,724	$178,871	$595,509	$6,980,024

Cost of Foreign Currency Held	$881	$0	$16,698	$2,440	$0	$18,431

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

62	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Long-Term U.S Government Fund	Low Duration Fund	Money Market Fund	Short-Term Fund	Total Return Mortgage Fund
Assets:
Investments, at value	$890,242	$14,743,415	$305,925	$4,284,543	$365,817
Repurchase agreement, at value	0	0	80,192	0	0
Cash	1	18	1	3,372	44
Foreign currency, at value	0	88,343	0	7,688	0
Receivable for investments sold	153,653	71,200	0	2	80,800
Receivable for investments sold on delayed delivery basis	0	0	0	175,771	0
Unrealized appreciation on forward foreign currency contracts	0	6,339	0	52	0
Receivable for Fund sharessold	994	94,493	1,404	9,059	1,057
Interest and dividends receivable	7,178	39,743	471	14,171	930
Variation margin receivable	8,479	2,290	0	10,158	0
Manager reimbursement receivable	0	0	0	0	0
Swap premiums paid	0	14,154	0	2,554	1,019
Unrealized appreciation on swap agreements	0	2,175	0	5,987	0
Unrealized appreciation on forward volatility options	0	0	0	0	0
Other assets	0	0	0	20	0

	1,060,547	15,062,170	387,993	4,513,377	449,667

Liabilities:
Payable for investments purchased	$130,947	$97,956	$0	$20,469	$172,962
Payable for investments purchased on delayed delivery basis	93,792	67,149	0	0	0
Unrealized depreciation on forward foreign currency contracts	0	120	0	0	0
Payable for short sales	101,344	0	0	179,317	19,561
Due to Custodian	0	0	0	0	0
Written options outstanding	931	4,815	0	9,541	540
Payable for Fund shares redeemed	2,850	77,742	4,217	32,908	1,006
Dividends payable	189	3,403	10	829	85
Accrued investment advisory fee	153	3,140	50	922	55
Accrued administration fee	188	3,030	101	960	78
Accrued distribution fee	144	975	12	184	2
Accrued servicing fee	58	966	24	316	68
Variation margin payable	6,912	0	0	9,065	0
Swap premiums received	0	0	0	0	0
Unrealized depreciation on swap agreements	0	8,731	0	2,844	83
Other liabilities	0	0	0	1,441	2
	337,508	268,027	4,414	258,796	194,442

Net Assets	$723,039	$14,794,143	$383,579	$4,254,581	$255,225

Net Assets Consist of:
Paid in capital	$684,518	$14,646,330	$383,555	$4,239,025	$249,951
Undistributed (overdistributed) net investment income	14,204	46,365	24	3,315	4,102
Accumulated undistributed net realized gain (loss)	(3,064)	7,569	0	(4,138)	(136)
Net unrealized appreciation (depreciation)	27,381	93,879	0	16,379	1,308

	$723,039	$14,794,143	$383,579	$4,254,581	$255,225

Net Assets:
Class A	$138,097	$2,093,152	$71,204	$801,886	$31,673
Class B	83,819	558,429	57,215	32,626	18,755
Class C	49,262	1,251,266	85,956	393,059	26,661
Other Classes	451,861	10,891,296	169,204	3,027,010	178,136
Shares Issued and Outstanding:
Class A	12,170	202,961	71,204	79,653	2,924
Class B	7,387	54,148	57,215	3,241	1,732
Class C	4,341	121,328	85,956	39,043	2,462
Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$11.35	$10.31	$1.00	$10.07	$10.83
Class B	11.35	10.31	1.00	10.07	10.83
Class C	11.35	10.31	1.00	10.07	10.83

Cost of Investments Owned	$867,876	$14,666,201	$386,117	$4,271,400	$364,460

Cost of Foreign Currency Held	$0	$87,504	$0	$7,647	$0

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	63

Statements of Operations

Amounts in thousands

	Diversified Income Fund	Emerging Markets Bond Fund	Foreign Bond Fund	Global Bond Fund II	GNMA Fund	High Yield Fund
	Period from July 31, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004
Investment Income:
Interest, net of foreign taxes	$10,285	$58,491	$57,399	$5,913	$6,112	$558,866
Dividends	13	382	223	24	0	7,908
Miscellaneous income	471	3,871	(4,997)	(395)	0	8,512
Total Income	10,769	62,744	52,625	5,542	6,112	575,286

Expenses:
Investment advisory fees	879	4,888	3,776	420	838	18,495
Administration fees	618	5,090	4,921	595	1,174	23,769
Distribution fees - Class B	9	445	436	103	0	5,567
Distribution fees - Class C	39	773	831	153	0	8,458
Servicing fees - Class A	15	458	597	66	194	3,107
Servicing fees - Class B	3	149	145	34	630	1,856
Servicing fees - Class C	13	258	277	51	762	2,819
Distribution and/or servicing fees - Other Classes	8	433	527	0	18	2,651
Trustees’ fees	1	3	4	0	1	20
Organization costs	21	0	0	0	0	0
Interest expense	0	40	173	10	59	5
Miscellaneous expense	0	0	0	0	0	0
Total Expenses	1,606	12,537	11,687	1,432	3,676	66,747
Reimbursement by Manager	(12)	0	0	0	0	0
Net Expenses	1,594	12,537	11,687	1,432	3,676	66,747

Net Investment Income	9,175	50,207	40,938	4,110	2,436	508,539

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,279	129,459	28,966	2,464	7,871	229,756
Net realized gain (loss) on futures contracts, options and swaps	623	(983)	17,607	3,168	316	(6,220)
Net realized gain (loss) on foreign currency transactions	(369)	471	(3,653)	1,460	0	(27,108)
Net change in unrealized appreciation (depreciation) on investments	11,029	21,370	(14,091)	(3,765)	304	391,169
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	314	7,008	(11,206)	(689)	(26)	(6,362)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	610	495	(11,858)	(1,039)	0	3,341

Net Gain	13,486	157,820	5,765	1,599	8,465	584,576

Net Increase in Assets Resulting from Operations	$22,661	$208,027	$46,703	$5,709	$10,901	$1,093,115

64	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Long-Term U.S Government Fund	Low Duration Fund	Money Market Fund	Short-Term Fund	Total Return Mortgage Fund
	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March31, 2004	Year Ended March 31, 2004
Investment Income:
Interest, net of foreign taxes	$33,338	$337,362	$4,965	$84,081	$6,484
Dividends	0	2,171	0	0	0
Miscellaneous income	13	1,384	1	(164)	382
Total Income	33,351	340,917	4,966	83,917	6,866

Expenses:
Investment advisory fees	2,021	34,933	663	10,761	704
Administration fees	2,476	34,519	1,402	11,488	1,004
Distribution fees - Class B	742	4,406	521	250	0
Distribution fees - Class C	423	6,654	0	1,288	0
Servicing fees - Class A	370	5,399	89	2,323	83
Servicing fees - Class B	247	1,469	174	83	188
Servicing fees - Class C	141	3,327	100	1,073	326
Distribution and/or servicing fees - Other Classes	410	2,530	24	1,377	325
Trustees’ fees	2	38	1	12	1
Organization costs	0	0	0	0	0
Interest expense	91	0	10	31	144
Miscellaneous expense	5	0	0	0	0
Total Expenses	6,928	93,275	2,984	28,686	2,775
Reimbursement by Manager	0	0	(329)	0	0
Net Expenses	6,928	93,275	2,655	28,686	2,775

Net Investment Income	26,423	247,642	2,311	55,231	4,091

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	9,204	53,059	35	(16,009)	6,648
Net realized gain (loss) on futures contracts, options and swaps	6,053	39,204	0	31,074	577
Net realized gain (loss) on foreign currency transactions	0	(5,557)	0	124	0
Net change in unrealized appreciation (depreciation) on investments	(1,048)	(5,594)	0	3,781	143
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	10,223	8,626	0	3,996	(29)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	6,145	0	117	0
Net Gain	24,432	95,883	35	23,083	7,339

Net Increase in Assets Resulting from Operations	$50,855	$343,525	$2,346	$78,314	$11,430

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	65

Statements of Changes in Net Assets

Amounts in thousands

	Diversified Income Fund	Emerging Markets Bond Fund		Foreign Bond Fund
	Period from July 31, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$9,175	$50,207	$25,152	$40,938	$37,161
Net realized gain (loss)	1,533	128,947	26,871	42,920	(131,236)
Net change in unrealized appreciation (depreciation)	11,953	28,873	20,864	(37,155)	186,695

Net increase resulting from operations	22,661	208,027	72,887	46,703	92,620

Distributions to Shareholders:
From net investment income
Class A	(246)	(8,184)	(2,515)	(6,272)	(3,528)
Class B	(41)	(2,233)	(1,287)	(1,094)	(749)
Class C	(180)	(3,819)	(1,508)	(2,073)	(1,151)
Other Classes	(8,702)	(36,017)	(19,853)	(33,146)	(19,762)
From net realized capital gains
Class A	(8)	(19,537)	(1,036)	(4,804)	(3,909)
Class B	(2)	(6,049)	(603)	(1,151)	(1,030)
Class C	(8)	(10,986)	(680)	(2,253)	(1,602)
Other Classes	(297)	(69,271)	(7,354)	(22,294)	(19,958)
Tax basis return of capital
Class A	0	0	0	0	(1,809)
Class B	0	0	0	0	(384)
Class C	0	0	0	0	(591)
Other Classes	0	0	0	0	(10,137)

Total Distributions	(9,484)	(156,096)	(34,836)	(73,087)	(64,610)

Fund Share Transactions:
Receipts for shares sold
Class A	25,272	289,716	146,811	203,475	170,812
Class B	5,233	55,798	27,273	19,003	25,795
Class C	22,419	123,297	47,124	60,221	58,676
Other Classes	694,975	1,315,898	583,226	697,992	592,206
Issued as reinvestment of distributions
Class A	191	19,624	2,291	9,023	7,545
Class B	23	6,103	1,160	1,703	1,614
Class C	125	10,912	1,570	3,516	2,751
Other Classes	7,119	94,281	25,302	50,816	46,438
Cost of shares redeemed
Class A	(845)	(146,099)	(79,530)	(169,629)	(87,807)
Class B	(511)	(30,068)	(3,531)	(19,624)	(8,563)
Class C	(662)	(47,378)	(11,616)	(45,362)	(16,339)
Other Classes	(19,399)	(1,039,633)	(282,898)	(537,444)	(269,479)
Net increase (decrease) resulting from Fund share transactions	733,940	652,451	457,182	273,690	523,649

Total Increase (Decrease) in Net Assets	747,117	704,382	495,233	247,306	551,659

Net Assets:
Beginning of period	0	750,334	255,101	1,332,022	780,363

End of period*	$747,117	$1,454,716	$750,334	$1,579,328	$1,332,022

*Including undistributed (overdistributed) net investment income of:	$662	$49,526	$23,076	$(73,069)	$(99,542)

66	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Global Bond Fund II		GNMA Fund		High Yield Fund		Long-Term U.S. Government Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,110	$3,757	$2,436	$3,131	$508,539	$348,570	$26,423	$29,744
Net realized gain (loss)	7,092	(8,685)	8,187	10,127	196,428	(256,235)	15,257	69,172
Net change in unrealized appreciation (depreciation)	(5,493)	14,759	278	183	388,148	184,090	9,175	29,032

Net increase resulting from operations	5,709	9,831	10,901	13,441	1,093,115	276,425	50,855	127,948

Distributions to Shareholders:
From net investment income
Class A	(654)	(364)	(1,790)	(1,388)	(85,464)	(50,298)	(4,946)	(5,493)
Class B	(240)	(261)	(973)	(609)	(45,522)	(34,240)	(2,569)	(2,977)
Class C	(352)	(344)	(1,180)	(806)	(69,057)	(43,662)	(1,466)	(1,839)
Other Classes	(3,106)	(2,788)	(3,165)	(1,354)	(309,179)	(221,079)	(18,470)	(19,247)
From net realized capital gains
Class A	(472)	0	(666)	(1,800)	0	0	(2,861)	(6,399)
Class B	(226)	0	(616)	(1,302)	0	0	(1,794)	(4,553)
Class C	(346)	0	(725)	(1,697)	0	0	(1,018)	(2,708)
Other Classes	(1,555)	0	(1,193)	(1,334)	0	0	(9,499)	(22,349)
Tax basis return of capital
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(6,951)	(3,757)	(10,308)	(10,290)	(509,222)	(349,279)	(42,623)	(65,565)

Fund Share Transactions:
Receipts for shares sold
Class A	22,309	22,718	52,197	120,790	1,113,510	805,217	91,887	205,145
Class B	5,339	8,025	13,710	64,558	284,599	227,840	17,433	70,818
Class C	12,159	15,103	24,194	86,218	589,923	458,588	18,322	54,328
Other Classes	32,989	55,470	256,706	96,270	4,765,508	2,555,119	269,726	486,105
Issued as reinvestment of distributions
Class A	890	256	1,948	2,570	53,098	30,533	6,491	9,529
Class B	317	175	1,095	1,296	22,914	14,901	2,971	4,795
Class C	530	253	1,428	1,937	40,948	24,918	1,565	2,876
Other Classes	4,511	2,643	3,906	2,319	245,521	180,301	26,757	39,912
Cost of shares redeemed
Class A	(18,270)	(7,200)	(69,338)	(63,535)	(973,230)	(413,132)	(116,746)	(183,388)
Class B	(6,160)	(1,847)	(28,790)	(10,475)	(171,400)	(101,513)	(52,535)	(36,354)
Class C	(11,621)	(4,723)	(52,659)	(16,604)	(388,044)	(181,124)	(36,627)	(38,892)
Other Classes	(36,408)	(13,242)	(145,869)	(35,570)	(4,578,273)	(1,873,900)	(400,660)	(322,541)
Net increase (decrease) resulting from Fund share transactions	6,585	77,631	58,528	249,774	1,005,074	1,727,748	(171,416)	292,333

Total Increase (Decrease) in Net Assets	5,343	83,705	59,121	252,925	1,588,967	1,654,894	(163,184)	354,716

Net Assets:
Beginning of period	168,479	84,774	351,474	98,549	5,811,377	4,156,483	886,223	531,507

End of period*	$173,822	$168,479	$410,595	$351,474	$7,400,344	$5,811,377	$723,039	$886,223

*Including undistributed (overdistributed) net investment income of:	$(3,618)	$(8,414)	$3,519	$3,323	$(44,466)	$(23,673)	$14,204	$3,836

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	67

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	Low Duration Fund		Money Market Fund		Short-Term Fund		Total Return Mortgage Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$247,642	$268,061	$2,311	$3,755	$55,231	$75,807	$4,091	$3,539
Net realized gain (loss)	86,706	220,687	35	77	15,189	8,424	7,225	8,598
Net change in unrealized appreciation (depreciation)	9,177	134,508	0	0	7,894	15,946	114	1,065

Net increase resulting from operations	343,525	623,256	2,346	3,832	78,314	100,177	11,430	13,202

Distributions to Shareholders:
From net investment income
Class A	(42,853)	(44,420)	(427)	(839)	(11,737)	(20,627)	(827)	(468)
Class B	(7,268)	(8,643)	(38)	(134)	(163)	(319)	(327)	(202)
Class C	(19,803)	(21,131)	(482)	(1,238)	(4,091)	(7,199)	(556)	(378)
Other Classes	(238,975)	(217,792)	(1,396)	(1,620)	(47,455)	(51,818)	(5,161)	(3,261)
From net realized capital gains
Class A	(9,644)	(22,079)	0	0	(723)	(1,866)	(365)	(594)
Class B	(2,644)	(5,795)	0	0	(29)	(54)	(214)	(374)
Class C	(5,960)	(12,951)	0	0	(344)	(818)	(353)	(731)
Other Classes	(46,247)	(85,212)	0	0	(2,602)	(4,064)	(2,068)	(3,765)
Tax basis return of capital
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(373,394)	(418,023)	(2,343)	(3,831)	(67,144)	(86,765)	(9,871)	(9,773)

Fund Share Transactions:
Receipts for shares sold
Class A	1,736,011	1,913,798	458,248	549,817	750,421	939,308	19,671	33,395
Class B	205,009	387,713	77,992	127,825	25,041	25,405	6,118	15,150
Class C	610,346	934,083	171,847	372,375	208,558	295,172	12,649	31,510
Other Classes	7,838,028	5,938,799	680,707	459,238	3,853,457	2,286,308	91,040	245,890
Issued as reinvestment of distributions
Class A	37,715	44,618	345	659	8,985	16,802	885	707
Class B	6,503	8,708	32	113	116	231	358	385
Class C	16,234	20,169	418	1,082	2,577	4,425	614	734
Other Classes	255,195	274,288	2,027	1,966	42,890	49,280	6,888	6,670
Cost of shares redeemed
Class A	(1,661,269)	(832,152)	(471,230)	(512,713)	(883,283)	(792,472)	(22,517)	(7,977)
Class B	(194,426)	(64,942)	(103,071)	(84,957)	(20,657)	(9,083)	(6,310)	(3,064)
Class C	(591,914)	(181,365)	(214,998)	(325,300)	(228,048)	(147,702)	(23,051)	(5,949)
Other Classes	(5,390,575)	(2,751,828)	(664,754)	(427,710)	(2,993,785)	(1,651,386)	(131,563)	(102,421)
Net increase (decrease) resulting from Fund share transactions	2,866,857	5,691,889	(62,437)	162,395	766,272	1,016,288	(45,218)	215,030

Total Increase (Decrease) in Net Assets	2,836,988	5,897,122	(62,434)	162,396	777,442	1,029,700	(43,659)	218,459

Net Assets:
Beginning of period	11,957,155	6,060,033	446,013	283,617	3,477,139	2,447,439	298,884	80,425

End of period*	$14,794,143	$11,957,155	$383,579	$446,013	$4,254,581	$3,477,139	$255,225	$298,884

*Including undistributed (overdistributed) net investment income of:	$46,365	$92,882	$24	$19	$3,315	$1,934	$4,102	$2,605

68	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Notes to Financial Statements

March 31, 2004

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Diversified Income, Emerging Markets Bond, Foreign Bond, Global Bond II, GNMA, High Yield, Long-Term U.S. Government, Low Duration, Money Market, Short-Term and Total Return Mortgage Funds of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

3.31.04 | PIMCO Funds Annual Report	69

Notes to Financial Statements (Cont.)

March 31, 2004

Delayed Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by a Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statements of Operations. If the counterparty to whom a Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. A Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31, 2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A

70	PIMCO Funds Annual Report | 3.31.04

loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment-in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require an adjustment in an amount equal to the accrued interest to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

3.31.04 | PIMCO Funds Annual Report	71

Notes to Financial Statements (Cont.)

March 31, 2004

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Funds are included as part of miscellaneous income on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Funds’ net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statements of Operations. The Funds have not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets of each Fund. The Advisory Fee for all classes is charged at an annual rate as noted in the following table.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class	Admin. Class	A, B, and C Classes		Class D	Class R
Diversified Income Fund	0.45%	0.30%	N/A	0.50%		0.50%	N/A
Emerging Markets Bond Fund	0.45%	0.40%	0.40%	0.55%		0.55%	N/A
Foreign Bond Fund	0.25%	0.25%	0.25%	0.45%		0.45%	0.45%
Global Bond Fund II	0.25%	0.30%	0.30%	0.45%		N/A	N/A
GNMA Fund	0.25%	0.25%	N/A	0.40	%(1)	0.40%	N/A
High Yield Fund	0.25%	0.25%	0.25%	0.40%		0.40%	0.40%
Long-Term U.S. Government Fund	0.25%	0.25%	0.25%	0.40%		N/A	N/A
Low Duration Fund	0.25%	0.18%	0.18%	0.40%		0.25%	0.40%
Money Market Fund	0.15%	0.20%	0.20%	0.40	%(2)(3)	N/A	N/A
Short-Term Fund	0.25%	0.20%	0.20%	0.40	%(3)	0.25%	0.40%
Total Return Mortgage Fund	0.25%	0.25%	0.25%	0.40%		0.40%	N/A

(1)	Effective December 1, 2002, the Administrative Fee for the GNMA Fund was reduced by 0.10% to 0.40% per annum.
(2)	Effective January 1, 2003, the Administrative Fee for the Money Market and Short-Term Funds was increased by 0.05% to 0.40% per annum.
(3)	Effective November 7, 2002 through March 31, 2004, the Administrative Fee for the Money Market Fund Class B shares was voluntarily waived by the Administrator.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be

72	PIMCO Funds Annual Report | 3.31.04

carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A

Money Market Fund	—	0.10
All other Funds	—	0.25

Class B

All Funds	0.75	0.25

Class C

Low Duration	0.50	0.25
Money Market Fund	—	0.10
Short-Term Fund	0.30	0.25

All other Funds	0.75	0.25

Class D

All Funds	—	0.25

Class R

All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2004, PAD received $20,637,728 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Diversified Income Fund administrative fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D
Diversified Income Fund	0.75%	1.00%	1.20%	1.95%	1.95%	1.20%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	03/31/2002	03/31/2003	03/31/2004
Diversified Income Fund	$0	$0	$12

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

3.31.04 | PIMCO Funds Annual Report	73

Notes to Financial Statements (Cont.)

March 31, 2004

4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Diversified Income Fund		Emerging Markets Bond Fund				Foreign Bond Fund
	Period from 07/31/2003 to 03/31/2004		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	2,368	$25,272	26,806	$289,716	15,823	$146,811	19,092	$203,475	16,113	$170,812
Class B	490	5,233	5,181	55,798	2,917	27,273	1,782	19,003	2,429	25,795
Class C	2,096	22,419	11,430	123,297	5,000	47,124	5,655	60,221	5,525	58,676
Other Classes	65,266	694,975	122,328	1,315,898	62,363	583,226	65,777	697,992	55,904	592,206
Issued as reinvestment of distributions
Class A	18	191	1,871	19,624	250	2,291	861	9,023	715	7,545
Class B	2	23	583	6,103	128	1,160	163	1,703	153	1,614
Class C	12	125	1,042	10,912	172	1,570	336	3,516	261	2,751
Other Classes	665	7,119	8,971	94,281	2,768	25,302	4,843	50,816	4,399	46,438
Cost of shares redeemed
Class A	(79)	(845)	(13,558)	(146,099)	(8,736)	(79,530)	(15,966)	(169,629)	(8,277)	(87,807)
Class B	(47)	(511)	(2,797)	(30,068)	(393)	(3,531)	(1,857)	(19,624)	(809)	(8,563)
Class C	(61)	(662)	(4,417)	(47,378)	(1,292)	(11,616)	(4,289)	(45,362)	(1,542)	(16,339)
Other Classes	(1,817)	(19,399)	(96,551)	(1,039,633)	(30,922)	(282,898)	(50,788)	(537,444)	(25,408)	(269,479)

Net increase (decrease) resulting from Fund share transactions	68,913	$733,940	60,889	$652,451	48,078	$457,182	25,609	$273,690	49,463	$523,649

	Long-Term U.S. Government Fund				Low Duration Fund
	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	8,257	$91,887	18,766	$205,145	168,320	$1,736,011	186,673	$1,913,798
Class B	1,557	17,433	6,448	70,818	19,887	205,009	37,804	387,713
Class C	1,643	18,322	4,972	54,328	59,187	610,346	91,091	934,083
Other Classes	24,114	269,726	44,049	486,105	760,720	7,838,028	578,897	5,938,799
Issued as reinvestment of distributions
Class A	593	6,491	879	9,529	3,669	37,715	4,355	44,618
Class B	272	2,971	442	4,795	633	6,503	850	8,708
Class C	143	1,565	265	2,876	1,580	16,234	1,969	20,169
Other Classes	2,441	26,757	3,674	39,912	24,821	255,195	26,770	274,288
Cost of shares redeemed
Class A	(10,624)	(116,746)	(16,818)	(183,388)	(161,353)	(1,661,269)	(81,170)	(832,152)
Class B	(4,765)	(52,535)	(3,321)	(36,354)	(18,893)	(194,426)	(6,331)	(64,942)
Class C	(3,323)	(36,627)	(3,557)	(38,892)	(57,525)	(591,914)	(17,683)	(181,365)
Other Classes	(36,261)	(400,660)	(29,466)	(322,541)	(523,807)	(5,390,575)	(268,634)	(2,751,828)

Net increase (decrease) resulting from Fund share transac-tions	(15,953)	$(171,416)	26,333	$292,333	277,239	$2,866,857	554,591	$5,691,889

74	PIMCO Funds Annual Report | 3.31.04

	Global Bond Fund II				GNMA Fund				High Yield Fund
	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	2,210	$22,309	2,291	$22,718	4,726	$52,197	10,890	$120,790	118,554	$1,113,510	94,044	$805,217
Class B	529	5,339	811	8,025	1,240	13,710	5,825	64,558	30,341	284,599	26,396	227,840
Class C	1,208	12,159	1,530	15,103	2,191	24,194	7,784	86,218	62,874	589,923	53,218	458,588
Other Classes	3,311	32,989	5,465	55,470	23,189	256,706	8,718	96,270	504,984	4,765,508	299,363	2,555,119
Issued as reinvestment of distributions
Class A	90	890	26	256	177	1,948	233	2,570	5,586	53,098	3,578	30,533
Class B	32	317	18	175	100	1,095	117	1,296	2,411	22,914	1,749	14,901
Class C	53	530	26	253	130	1,428	176	1,937	4,309	40,948	2,923	24,918
Other Classes	453	4,511	270	2,643	355	3,906	210	2,319	25,843	245,521	21,136	180,301
Cost of shares redeemed
Class A	(1,827)	(18,270)	(729)	(7,200)	(6,290)	(69,338)	(5,720)	(63,535)	(102,760)	(973,230)	(48,438)	(413,132)
Class B	(615)	(6,160)	(187)	(1,847)	(2,613)	(28,790)	(945)	(10,475)	(18,023)	(171,400)	(12,018)	(101,513)
Class C	(1,162)	(11,621)	(473)	(4,723)	(4,779)	(52,659)	(1,500)	(16,604)	(40,856)	(388,044)	(21,295)	(181,124)
Other Classes	(3,644)	(36,408)	(1,355)	(13,242)	(13,216)	(145,869)	(3,219)	(35,570)	(482,221)	(4,578,273)	(220,416)	(1,873,900)

Net increase (decrease) resulting from Fund share transactions	638	$6,585	7,693	$77,631	5,210	$58,528	22,569	$249,774	111,042	$1,005,074	200,240	$1,727,748

	Money Market Fund				Short-Term Fund				Total Return Mortgage Fund
	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	458,248	$458,248	549,817	$549,817	74,687	$750,421	94,108	$939,308	1,829	$19,671	3,106	$33,395
Class B	77,992	77,992	127,825	127,825	2,495	25,041	2,549	25,405	569	6,118	1,407	15,150
Class C	171,847	171,847	372,375	372,375	20,762	208,558	29,588	295,172	1,177	12,649	2,929	31,510
Other Classes	680,711	680,707	459,238	459,238	383,492	3,853,457	228,999	2,286,308	8,447	91,040	22,874	245,890
Issued as reinvestment of distributions
Class A	345	345	659	659	894	8,985	1,684	16,802	82	885	66	707
Class B	32	32	113	113	12	116	23	231	33	358	36	385
Class C	418	418	1,082	1,082	256	2,577	443	4,425	57	614	68	734
Other Classes	2,027	2,027	1,966	1,966	4,269	42,890	4,938	49,280	641	6,888	623	6,670
Cost of shares redeemed
Class A	(471,230)	(471,230)	(512,713)	(512,713)	(87,913)	(883,283)	(79,489)	(792,472)	(2,097)	(22,517)	(739)	(7,977)
Class B	(103,071)	(103,071)	(84,957)	(84,957)	(2,057)	(20,657)	(909)	(9,083)	(587)	(6,310)	(285)	(3,064)
Class C	(214,998)	(214,998)	(325,300)	(325,300)	(22,700)	(228,048)	(14,799)	(147,702)	(2,142)	(23,051)	(553)	(5,949)
Other Classes	(664,754)	(664,754)	(427,710)	(427,710)	(297,971)	(2,993,785)	(165,604)	(1,651,386)	(12,242)	(131,563)	(9,504)	(102,421)

Net increase (decrease) resulting from Fund share transactions	(62,433)	$(62,437)	162,395	$162,395	76,226	$766,272	101,531	$1,016,288	(4,233)	$(45,218)	20,028	$215,030

3.31.04 | PIMCO Funds Annual Report	75

Notes to Financial Statements (Cont.)

March 31, 2004

5. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004, were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales
Diversified Income Fund	$0	$0	$628,901	$78,170
Emerging Markets Bond Fund	0	0	5,072,203	4,602,062
Foreign Bond Fund	8,033,872	8,050,691	4,174,254	4,098,166
Global Bond Fund II	656,008	662,249	365,249	355,488
GNMA Fund	7,581,872	7,372,858	2,877	3,319
High Yield Fund	176,158	156,241	8,399,068	7,183,456
Long-Term U.S. Government Fund	5,223,541	5,195,397	237,544	114,340
Low Duration Fund	19,732,680	19,636,817	1,306,563	2,059,787
Short-Term Fund	3,816,024	3,662,522	1,772,265	1,582,524
Total Return Mortgage Fund	4,743,432	4,688,813	78,334	17,877

6. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	Diversified Income Fund	Foreign Bond Fund	Emerging Markets Bond Fund	Global Bond Fund II	GNMA Fund
			Premium
Balance at 03/31/2003	$0	$8,159	$0	$695	$0
Sales	639	8,278	249	913	1,935
Closing Buys	0	(4,576)	0	(459)	(1,068)
Expirations	(54)	(2,842)	(249)	(368)	0

Balance at 03/31/2004	$585	$9,019	0	$781	$867

	High Yield Fund	Long-Term U.S. Government Fund	Low Duration Fund	Short-Term Fund	Total Return Mortgage Fund
	Premium
Balance at 03/31/2003	$17,926	$3,297	$8,191	$12,486	$0
Sales	16,967	6,756	5,816	1,589	1,374
Closing Buys	(6,826)	(4,296)	(3,195)	(1,053)	(592)
Expirations	(3,175)	(3,861)	(6,434)	(3,585)	(204)

Balance at 03/31/2004	$24,892	$1,896	$4,378	$9,437	$578

76	PIMCO Funds Annual Report | 3.31.04

7. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
Diversified Income Fund	$1,391	$331	$448	$(8)	$0	$0
Emerging Markets Bond Fund	51,272	2,089	3,740	0	0	0
Foreign Bond Fund	63,682	13,919	(183,246)	0	0	(3,031)
Global Bond Fund II	4,816	2,348	(12,433)	0	0	0
GNMA Fund	3,544	102	(21)	0	0	0
High Yield Fund	5,463	0	(50,106)	0	(420,610)	0
Long-Term U.S. Government Fund	13,872	5,908	933	0	0	0
Low Duration Fund	57,746	36,382	(5,271)	0	0	0
Money Market Fund	24	0	0	0	0	0
Short-Term Fund	3,414	10,632	(5,380)	0	0	(4,446)
Total Return Mortgage Fund	3,919	0	(37)	0	0	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, tax straddle deferrals, and amortization of swap premiums.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(3)	Capital loss carryovers expire in varying amounts through March 31, 2011.
(4)	Capital losses realized during the period November 1, 2003 through March 31, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
Diversified Income Fund	$707,088	$13,876	$(2,861)	$11,015
Emerging Markets Bond Fund	1,703,769	54,831	(6,227)	48,604
Foreign Bond Fund	1,704,691	162,038	(7,263)	154,775
Global Bond Fund II	179,734	10,358	(703)	9,655
GNMA Fund	595,723	1,132	(961)	171
High Yield Fund	6,989,847	437,247	(107,872)	329,375
Long-Term U.S. Government Fund	872,434	26,677	(8,869)	17,808
Low Duration Fund	14,684,459	134,399	(75,443)	58,956
Money Market Fund	386,117	0	0	0
Short-Term Fund	4,273,207	21,330	(9,994)	11,336
Total Return Mortgage Fund	364,425	1,975	(583)	1,392

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, unamortized premium on convertible bonds, and wash sale loss deferrals for federal income tax purposes.

3.31.04 | PIMCO Funds Annual Report	77

Notes to Financial Statements (Cont.)

March 31, 2004

As of fiscal year ended March 31, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
Diversified Income Fund	$9,484	$0	$0
Emerging Markets Bond Fund	142,136	13,960	0
Foreign Bond Fund	42,586	30,501	0
Global Bond Fund II	4,351	2,600	0
GNMA Fund	10,308	0	0
High Yield Fund	509,222	0	0
Long-Term U.S. Government Fund	30,726	11,897	0
Low Duration Fund	362,494	10,900	0
Money Market Fund	2,343	0	0
Short-Term Fund	65,145	1,999	0
Total Return Mortgage Fund	9,871	0	0

(6)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies. On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut on, March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

78	PIMCO Funds Annual Report | 3.31.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, Class B and Class C Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments as indicated, and the related statements of operations, and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of the Diversified Income Fund, Emerging Markets Bond Fund, Foreign Bond Fund, Global Bond Fund II, GNMA Fund, High Yield Fund, Long-Term U.S. Government Fund, Low Duration Fund, Money Market Fund, Short-Term Fund, and Total Return Mortgage Fund, (hereafter referred to as the “Funds”) at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class A, Class B and Class C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

3.31.04 | PIMCO Funds Annual Report	79

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Foreign Bond Fund	0.48%
Global Bond Fund II	0.51%
High Yield Fund	1.03%
Low Duration Fund	0.59%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2004 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Fund	0.48%
Global Bond Fund II	0.51%
High Yield Fund	1.03%
Low Duration Fund	0.59%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

80	PIMCO Funds Annual Report | 3.31.04

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until thir successors are duly elected and qualified.

3.31.04 | PIMCO Funds Annual Report	81

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

82	PIMCO Funds Annual Report | 3.31.04

Officers of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

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Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Receive this document electronically and eliminate paper mailings

PIMCO Advisors offers you the option to receive your shareholder communications online.

This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home. To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

This page is not part of the report	PZ003A.5/04

P  I  M  C  O

A D V I S O R S

Annual Report

3.31.04

PIMCO Bond Funds

Share Class D

SHORT DURATION BOND FUNDS Short-Term Fund Low Duration Fund

INTERMEDIATE DURATION BOND FUND Diversified Income Fund

MORTGAGE-BACKED BOND FUNDS GNMA Fund Total Return Mortgage Fund

INTERNATIONAL BOND FUNDS Foreign Bond Fund Emerging Markets Bond Fund

HIGH YIELD BOND FUND High Yield Fund

REAL RETURN STRATEGY FUNDS CommodityRealReturn Strategy Fund Real Return Fund RealEstateRealReturn Strategy Fund All Asset Fund

TAX-EXEMPT BOND FUNDS
Short Duration Municipal Income Fund
Municipal Bond Fund
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund

EQUITY- RELATED FUNDS StocksPLUSFund StocksPLUS Total Return Fund International StocksPLUS TR Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectuses. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

P  I  M  C  O

A D V I S O R S

2	PIMCO Bond Funds Annual Report | 3.31.04

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the PIMCO Funds: Pacific Investment Management Series. The Trust ended its fiscal year on March 31, 2004 with assets in excess of $132 billion.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive. Additionally, we continue to expand our offering of funds which are investment alternatives to traditional equity and fixed income investments, such as PIMCO All Asset, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds.

We recently announced that, effective June 15, 2004, the Trust will assess a 2% redemption fee on shares redeemed prior to the end of a 7,30, or 60 calendar day holding period, depending on the particular Fund. The redemption fees are designed to discourage potentially disruptive short-term trading and are paid directly to the Fund for the benefit of long-term shareholders.

The Funds’ Board of Trustees has recently approved a number of other important changes. First, we are in the process of expanding non-U.S. dollar denominated investment discretion in those Funds that currently permit such investments. Second, we have enhanced the Trust’s menu of non-U.S. bond funds by launching the PIMCO Foreign Bond Fund (Unhedged). This Fund pursues an investment objective similar to the Foreign Bond Fund (U.S. Dollar-Hedged) but without a hedging requirement. Third, effective May 1, 2004, the names of the Foreign Bond and Global Bond II Funds changed to the Foreign Bond Fund (U.S. Dollar-Hedged) and Global Bond Fund (U.S. Dollar-Hedged), respectively. These name changes are being made to more clearly describe the investment strategies of these Funds.

In this annual report, we have added more information in certain areas about the Funds and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in a fund. We also added sector breakdowns to more clearly describe each Fund’s investment allocation. For the larger Funds, we have adopted summary schedules of investments, which have reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain a complete schedule of investments.

On the following pages you will find specific details as to each Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your financial advisor or call PIMCO Advisors at 1-800-426-0107. We also invite you to visit our Web site at www.pimcoadvisors.com.

Sincerely

Brent R. Harris Chairman of the Board May 5, 2004

PIMCO Bond Funds Annual Report | 3.31.04	3

Important Information

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class. The oldest share classes for the Diversified Income Fund, International StocksPLUS Total Return and RealEstateRealReturn include the D share class. The oldest share class for Real Return and Emerging Markets Bond is Class A shares. D Shares were first offered in 4/98 and 3/00, respectively. The oldest share class for the remaining Funds is the oldest share class, and the D shares were first offered in (month/year): CA Intermediate Municipal (1/00), NY Municipal (1/00), Short Duration Municipal (1/00), CA Municipal (8/00), GNMA (5/01), CommodityRealReturn (11/02), All Asset (4/03), StocksPLUS Total Return (7/03), and all Funds not detailed above (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the D shares. Those returns are calculated by adjusting the returns of the oldest share class to reflect the D shares’ different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

Investments in commodities may be affected by overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes and international economic and political developments. A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities.

The All Asset Fund invests in a portfolio of mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The Lipper Average is calculated by Lipper Inc., a Reuters Company, which is a nationally recognized organization that compares the performance of mutual funds with similar investment objectives. The averages are based on the total return performance of funds included by Lipper in the same category, with capital gains and dividends reinvested and with annual operating expenses deducted.

The Emerging Markets Bond Fund changed its benchmark index from the J.P. Morgan Emerging Markets Bond Index Plus to the J.P. Morgan Emerging Markets Bond Index Global because the J.P. Morgan Emerging Markets Bond Index Global more closely reflects the universe of securities in which the Fund invests.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

This report incorporates a Summary Schedule of Investments for select funds. A complete Schedule of Investments for these funds may be obtained by contacting a PIMCO representative at (888) 87-PIMCO.

4	PIMCO Bond Funds Annual Report | 3.31.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PIMCO Bond Funds Annual Report | 3.31.04	5

A   R E A L   R E T U R N   S T R A T E G Y   F U N D

PIMCO All Asset Fund

•	The Fund seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, substantially all of its assets in Institutional Class shares of the Underlying Funds (i.e., any of the Funds offered in the PIMCO Funds: Pacific Investment Management Series prospectus, except the All Asset All Authority Fund).

•	For the 12-month period ended March 31, 2004, the Fund’s Class D Shares were up 18.76% versus 8.21% for its primary benchmark, the Lehman Brothers Global Real: U.S. TIPS 1-10 Year Index.

•	The Fund can invest in any PIMCO mutual fund except the All Asset All Authority Fund; however, PIMCO has identified 14 core funds on which the Fund will focus.

•	The equally-weighted average of the benchmarks of the 14 core funds was 17.92% for the 12-month period ended March 31, 2004.

•	The equally-weighted average of the 14 core funds themselves was 20.25% for the same period. The average performance of the core funds outperformed the average performance of the core benchmarks by 2.33%.

•	An overweight to real return strategies, particularly real estate and commodities, were the main contributors to tactical asset allocation alpha as the DJ-AIG Commodity Index Total Return returned 34.58% and the Wilshire REIT Index returned 50.86% for the twelve-month period ended March 31, 2004.

•	An underweight to equities was a negative for performance, as the S&P 500 Index returned 35.12% for the twelve-month period.

•	An underweight to U.S. and international nominal bonds was a negative for performance as nominal yield fell.

Average Annual Total Return For periods ended 3/31/04

	1 year	Inception (7/31/02)

PIMCO All Asset Fund Class D	18.76%	20.31%
Lehman Brothers Global Real: U.S. TIPS 1–10 Year Index	8.21%	—
All Asset Benchmark Composite Index	17.92%	—
Lipper Flexible Portfolio Fund Average	26.44%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,115	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.90% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying PIMS Funds, based upon the allocation of the Fund’s assets among the underlying PIMS Funds which are indirectly borne by the shareholders of the Fund.

Change in Value For periods ended 3/31/04

PIMCO Funds Allocation*

RealEstateRealReturn Strategy	14.9%
Real Return	13.9%
Real Return Asset	11.9%
StocksPLUS Total Return	11.6%
StocksPLUS	10.7%
CommodityRealReturn Strategy	10.2%
GNMA	7.4%
Emerging Markets Bond	7.2%
European Convertible Bond	5.7%
Low Duration	5.7%
Other	0.8%

*	% of total investments as of March 31, 2004

6	PIMCO Bond Funds Annual Report | 3.31.04

A   S T A T E - S P E C I F I C   T A X - E X E M P T   B O N D   F U N D

PIMCO CA Intermediate Municipal Bond Fund

•	The Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

•	The Fund’s Class D Shares returned 3.78% for the 12-month period ended March 31, 2004 versus 5.37% for the Fund’s benchmark, the Lehman Brothers California Intermediate Municipal Bond Index.

•	The return for the Lipper California Intermediate Municipal Debt Fund Average, consisting of California municipal funds with average maturities between five and 10 years, was 3.94% for the 12-month period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, which hindered performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	Lack of exposure to California general obligation bonds was also positive, as their spreads widened to the national market.

•	The Fund’s average credit quality was A+ at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	The Fund’s Class D Shares SEC yield after fees at March 31, 2004 was 3.00%, or 5.39% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 9.30%.

Average Annual Total Return For periods ended 3/31/04

	1 year	Inception (8/31/99)

PIMCO California Intermediate Municipal Bond Fund Class D	3.78%	5.61%
Lehman Brothers California Intermediate Municipal Bond Index	5.37%	—
Lipper California Intermediate Municipal Debt Fund Average	3.94%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,030	$1,025
Expenses Paid During Period	$4	$4

Expenses are equal to the expense ratio of 0.85% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

California	73.7%
Puerto Rico	9.9%
Virgin Islands	4.8%
Washington	3.7%
New Hampshire	2.4%
Short-Term Instruments	1.3%
Other	4.2%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	7

A   S T A T E - S P E C I F I C   T A X - E X E M P T   B O N D   F U N D

PIMCO CA Municipal Bond Fund

•	The Fund seeks high current income exempt from federal and California income tax with capital appreciation as a secondary objective by investing, under normal circumstances, at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

•	The Fund’s Class D Shares returned 4.67% for the 12-month period ended March 31, 2004 versus 5.73% for the Fund’s benchmark, the Lehman Brothers California Insured Municipal Bond Index.

•	The return for the Lipper California Municipal Debt Fund Average, consisting of California municipal funds with average maturities of 10 years or more, was 5.25% for the 12-month period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, which hindered performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s average credit quality was AA at the end of the fiscal year, versus the benchmark’s average of AAA/AA1.

•	The Fund’s Class D Shares SEC yield after fees at March 31, 2004 was 2.98%, or 5.35% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 9.30%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	Lack of exposure to California general obligation bonds was positive for performance as their spreads widened to the national market.

Average Annual Total Return For periods ended 3/31/04

	1 year	Inception (5/16/00)
PIMCO California Municipal Bond Fund Class D	4.67%	7.30%
Lehman Brothers California Insured Municipal Bond Index	5.73%	—
Lipper California Municipal Debt Fund Average	5.25%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,036	$1,025
Expenses Paid During Period	$4	$4

Expenses are equal to the expense ratio of 0.85% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

California	80.5%
Virgin Islands	4.5%
Louisiana	4.3%
Puerto Rico	3.7%
New Jersey	3.5%
Short-Term Instruments	2.8%
Other	0.7%

*	% of total investments as of March 31, 2004

8	PIMCO Bond Funds Annual Report | 3.31.04

A  R E A L   R E T U R N   S T R A T E G Y   F U N D

PIMCO CommodityRealReturn Strategy Fund

•	The Fund seeks maximum real return consistent with prudent investment management by investing, under normal circumstances, in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•	For the 12-month period ended March 31, 2004 the Fund’s Class D Shares returned 44.79%, versus 34.58% for the benchmark Dow Jones-AIG Commodity Index Total Return (“DJAIGCITR”).

•	The Fund invested the collateral backing its commodity derivatives positions primarily in TIPS (Treasury Inflation Protected Securities), implementing a “double real”TM strategy. This was a strong positive for the performance as real yields fell and TIPS significantly outperformed the T-Bill rate embedded in the benchmark.

•	For the 12-month period, real yields decreased by 0.51%, compared to a 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 31, 2003. The 12-month CPI-U change for the period ending March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 6.60 years on March 31, 2004, compared to 7.85 years for the Lehman Global Real: U.S. TIPS Index (Lehman TIPS Index).

•	The Fund’s duration from TIPS was below the duration of the benchmark which was negative for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS. This was negative for performance during the first half of the period, particularly in the fourth quarter, as the real yield curve flattened. This was mostly offset as this same overweight was positive for performance in the first quarter 2004, as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund. Option writing added income to the Fund as rates stayed within the forecasted range.

Average Annual Total Return For periods ended 3/31/04

	1 year	Inception (6/28/02)

PIMCO CommodityRealReturn Strategy Fund Class D	44.79%	42.76%
Dow Jones-AIG Commodity Index Total Return	34.58%	—
Lipper Specialty/Miscellaneous Fund Average	41.87%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,311	$1,025
Expenses Paid During Period	$7	$6

Expenses are equal to the expense ratio of 1.24% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Treasury Obligations**	94.8%
Other	5.2%

*	% of total investments as of March 31, 2004
**	Primarily Treasury Inflation Protected Securities (TIPS) serving as collateral for commodity-linked derivative positions.

PIMCO Bond Funds Annual Report | 3.31.04	9

A N   I N T E R M E D I A T E   D U R A T I O N   B O N D   F U N D

PIMCO Diversified Income Fund

•	The Fund seeks maximum total return, consistent with prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class D Shares returned 11.62% since the inception date of July 31, 2003 through March 31, 2004.

•	Since the Fund’s inception, value added came from sector rotation strategies within each of the primary sectors: global investment grade, global high yield credit, and emerging market sovereign debt.

•	Within the emerging market bucket, an overweight position in Brazil added significantly to relative performance.

•	An overweight in Ecuador boosted performance, as progress in reform continued and prudent fiscal policy remained in place. For the twelve-month period ended March 31, 2004, Ecuador was among the top performers in the asset class.

•	Within both the investment grade and high yield sectors, an overweight to utilities was positive for performance amid issuer upgrades.

•	Modest foreign currency exposure and “structural alpha” strategies were also positive for performance.

Average Annual Total Return For periods ended 3/31/04

Inception (7/31/03)

PIMCO Diversified Income Fund Class D	11.62%
33% Lehman Brothers Global Aggregate Index - Credit Component, 33% Merrill Lynch Global High Yield BB-B Rated Index, 33% J.P. Morgan Emerging Markets Bond Global Index	—
Lipper Multi-Sector Income Fund Average	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,063	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.20% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Sovereign Issues	28.9%
Industrials	22.9%
Short-Term Instruments	21.7%
Banking and Finance	15.0%
Utilities	10.8%
Other	0.7%

*	% of total investments as of March 31, 2004

10	PIMCO Bond Funds Annual Report | 3.31.04

A N   I N T E R N A T I O N A L   B O N D   F U N D

PIMCO Emerging Markets Bond Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in fixed-income instruments of issuers that economically are tied to countries with emerging securities markets.

•	The Fund’s Class D Shares returned 23.35% for the 12-month period ended March 31, 2004, outperforming the J.P. Morgan Emerging Markets Bond Index Global return of 21.85%.

•	Duration and yield curve positioning within the higher quality segment of the market added to relative performance.

•	An overweight position in Brazil (relative to the Index) added significantly to relative performance.

•	An overweight position in Ecuador boosted performance as progress in reform continued and prudent fiscal policy remained in place. For the 12-month period ended March 31, 2004, Ecuador was among the top performers in the asset class.

•	Avoidance of countries with weak fundamentals, such as Venezuela and Turkey, detracted from performance as strong inflows into these issues overwhelmed weakened credit quality, as investors favored higher yielding issues.

•	Continued avoidance of Argentina was neutral for the period.

•	The use of short dated credit default swaps as a structural source of added value benefited performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	Inception (7/31/97)

PIMCO Emerging Markets Bond Fund Class D	23.35%	21.79%	14.03%
J.P. Morgan Emerging Markets Bond Index Global	21.85%	14.99%	—
J.P. Morgan Emerging Markets Bond Index Plus	23.64%	15.90%	—
Lipper Emerging Markets Debt Fund Average	24.02%	17.33%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,090	$1,025
Expenses Paid During Period	$7	$6

Expenses are equal to the expense ratio of 1.25% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Country Allocation*

Brazil	24.5%
Short-Term Instruments	23.9%
Russia	12.8%
Mexico	11.8%
Ecuador	3.7%
Ukraine	3.3%
Peru	3.2%
Tunisia	2.6%
Panama	2.3%
United States	2.1%
Other	9.8%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	11

A N   I N T E R N A T I O N A L   B O N D   F U N D

PIMCO Foreign Bond Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Fund’s Class D Shares returned 3.00% for the 12-month period ended March 31, 2004, outperforming the 2.31% return of the J.P. Morgan Non-U.S. Global Government (Hedged) Index .

•	An underweight to Japanese government bonds was a strong positive as yields rose on stronger than-expected growth and a rallying stock market. Japan was the worst-performing government bond market during this period.

•	A duration overweight at the front end of European yield curves was also a strong positive for performance as these yields fell on weak growth and an ECB rate cut in June.

•	An underweight to the U.S. dollar relative to the euro, yen and Canadian dollar was positive for performance. The dollar, pressured by imbalances in the U.S.’s twin deficits, under performed each of these currencies during the period.

•	An overweight in Euroland bonds was positive. These yields fell during the period, aided by weak growth, the ECB rate cut and a stronger euro.

•	An allocation to real return bonds as a substitute for fully valued nominal Treasuries was a positive as these assets outperformed Treasuries of comparable duration.

•	Strategies that gain when the U.K. yield curve steepens were negative. Strong economic data and two rate hikes resulted in a flattening of the gilt curve.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (12/2/92)

PIMCO Foreign Bond Fund Class D	3.00%	5.88%	8.34%	8.45%
J.P. Morgan Non-U.S. Global Government (Hedged) Index	2.31%	5.39%	7.99%	—
Lipper International Income Fund Average	13.96%	6.69%	7.18%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than perform-ance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,021	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.96% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Country Allocation*

Germany	25.2%
United States	24.8%
Japan	9.7%
United Kingdom	8.5%
Short-Term Instruments	8.1%
France	6.3%
Spain	3.9%
Canada	3.7%
Other	9.8%

*	% of total investments as of March 31, 2004

12	PIMCO Bond Funds Annual Report | 3.31.04

A   M O R T G A G E - B A C K E D   B O N D   F U N D

PIMCO GNMA Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA.

•	The Fund’s Class D Shares outperformed the Lehman Brothers GNMA Index for 12-month period ended March 31, 2004, returning 3.80%, versus 3.61% for the Index.

•	The Fund’s duration was generally above the Index for the first three months of the period, which had a positive impact on returns as yields fell.

•	The Fund’s duration was shorter than the index for most of the last nine months of the period, which produced mixed results with rate volatility over the period.

•	An overweight to conventional (FNMA & FHLMC) mortgages enhanced returns as GNMA issues underperformed on a like-duration basis.

•	Buying GNMAs forward and investing the purchase amount in diversified short-term securities added performance.

•	A small allocation to high quality asset backed securities added to performance, as these issues posted strong risk adjusted returns during the period.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	Inception (7/31/97)

PIMCO GNMA Fund Class D	3.80%	7.38%	7.17%
Lehman Brothers GNMA Index	3.61%	6.63%	—
Lipper GNMA Fund Average	2.72%	5.81%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,024	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.92% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Government Agencies	59.1%
Short-Term Instruments	37.8%
Other	3.1%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	13

A   H I G H   Y I E L D   B O N D   F U N D

PIMCO High Yield Fund

•	The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Fund’s Class D Shares returned 16.62% for the 12-month period ended March 31, 2004, compared to 19.04% for the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	Exposure to BBB-rated issues weighed down relative returns as these issues significantly underperformed all lower quality tiers over the period.

•	An underweight to cyclicals contributed to performance as high consumer debt levels and sluggish jobs growth weighed down on the sector.

•	Although the energy sector performed well for the year, driven by higher energy prices, security selection in this sector detracted from relative performance.

•	Although an overweight to telecom, which underperformed over the period, hurt relative performance, an emphasis on large-cap companies was a positive.

•	An underweight to transportation, the top-performing sector led by airlines, was a detriment to relative performance.

•	An overweight to cable and pay TV bonds, which were among the weakest sectors, was a drag on performance.

•	Modest holdings of emerging market bonds, such as Brazil, were a significant contributor to performance as attractive yield premiums and improving economic fundamentals more than offset the sector’s risk.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (12/15/92)

PIMCO High Yield Fund Class D	16.62%	5.18%	7.96%	8.55%
Merrill Lynch U.S. High Yield BB-B Rated Index	19.04%	4.92%	7.34%	—
Lipper High Current Yield Fund Average	19.71%	3.47%	5.29%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,064	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.90% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown *

Industrials	53.5%
Banking & Finance	15.1%
Utilities	11.4%
Sovereign Issues	6.8%
Other	13.2%

*	% of total investments as of March 31, 2004

14	PIMCO Bond Funds Annual Report | 3.31.04

A N   E Q U I T Y - R E L A T E D   F U N D

PIMCO International StocksPLUS TR Strategy Fund

•	The Fund seeks to obtain non-U.S. equity exposure by investing, under normal circumstances, substantially all of its assets in non-U.S. equity derivatives hedged into U.S. dollars and backed by a low- to intermediate-duration portfolio of fixed-income instruments.

•	For the period from the Fund’s inception date on October 30, 2003 through March 31, 2004, the Fund’s Class D Shares returned 10.27%

•	Investor optimism and signs of global political stabilization fueled a broad-based rally in most developed international stock markets during the 12-month period ended March 31, 2004.

•	A broader exposure to the yield curve and longer duration resulted in the capture of attractive yield premium.

•	Concern about the durability of the U.S. economic recovery pushed already low interest rates even lower, enhancing the overall performance of the Fund.

•	As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed-income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	A modest allocation to mortgage-backed and emerging markets securities provided incremental yield and diversification.

Average Annual Total Return For periods ended 3/31/04

Inception (10/30/03)

PIMCO International StocksPLUS TR Strategy Fund Class D	10.27%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than perform-ance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/30/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,103	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.35% for Class D, multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

Sector Breakdown*

Short-Term Instruments**	65.3%
U.S. Government Agencies	15.6%
U.S. Treasury Obligations	6.4%
Other	12.7%

*	% of total investments as of March 31, 2004
**	Primarily serving as collateral for equity-linked derivative positions.

PIMCO Bond Funds Annual Report | 3.31.04	15

A   S H O R T   D U R A T I O N   B O N D   F U N D

PIMCO Low Duration Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class D Shares returned 2.41% for the 12-month period ended March 31, 2004, compared to the Merrill Lynch 1-3 Year Treasury Index return of 2.31%.

•	Active management across a wide spectrum of strategies–“rolling down” a steep yield curve, select mortgages and corporates, TIPS, municipals, Eurozone issues and emerging markets–added value amid volatile bond markets.

•	Duration was below the benchmark for most of the period, although it extended during the mortgage sell-off in the summer of 2003 when rates rose. Being above benchmark at this time had a strong negative effect on performance.

•	The Fund’s broader-than-Index maturity distribution had a negative impact on returns. Emphasis on maturities outside the index hurt returns as rates rose most on these issues at certain times during the period.

•	An emphasis on mortgage-backed securities was positive for performance as this sector outperformed Treasuries during the period. Security selection within the sector further enhanced returns.

•	The Fund’s corporate holdings were positive for returns. This sector performed strongly as rising profits stimulated investor demand and tighter spreads. Positive security selection of telecom, pipeline and automotive issues further enhanced performance.

•	Emerging market bonds helped returns as this asset class benefited from improvement in credit fundamentals and investors’ demand for higher yields.

•	Exposure to developed non-U.S. markets, primarily short maturity Eurozone holdings, was also positive for performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/11/87)

PIMCO Low Duration Fund Class D	2.41%	5.58%	6.11%	7.13%
Merrill Lynch 1–3 Year Treasury Index	2.31%	5.45%	5.84%	—
Lipper Short Investment Grade Debt Fund Average	2.64%	5.00%	5.38%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,012	$1,025
Expenses Paid During Period	$4	$4

Expenses are equal to the expense ratio of 0.75% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	58.3%
U.S. Government Agencies	18.4%
U.S. Treasury Obligations	6.7%
Corporate Bonds & Notes	6.5%
Mortgage-Backed Securities	5.6%
Other	4.5%

*	% of total investments as of March 31, 2004

16	PIMCO Bond Funds Annual Report | 3.31.04

A   N A T I O N A L   T A X - E X E M P T   B O N D   F U N D

PIMCO Municipal Bond Fund

•	The Fund seeks to achieve high current income exempt from federal income tax consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•	The Fund’s Class D Shares returned 5.20% for the 12-month period ended March 31, 2004 versus 5.86% for its benchmark, the Lehman Brothers General Municipal Bond Index.

•	The return for the Lipper General Municipal Debt Fund Average, consisting of national municipal funds with average maturities of 10 years or greater, was 5.46% for the 12-month period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	The Fund’s average credit quality was AA at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s Class D Shares SEC yield after fees at March 31, 2004 was 3.23%, or 4.97% on a fully tax-adjusted basis with a federal tax rate of 35.0%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	Lack of exposure to California general obligation bonds was positive, as their spreads widened to the national market.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	Inception (12/31/97)

PIMCO Municipal Bond Fund Class D	5.20%	5.08%	5.09%
Lehman Brothers General Municipal Bond Index	5.86%	6.00%	—
Lipper General Municipal Debt Fund Average	5.46%	4.70%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,031	$1,025
Expenses Paid During Period	$4	$4

Expenses are equal to the expense ratio of 0.85% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

Texas	12.2%
Illinois	10.3%
New Jersey	9.7%
New York	8.4%
Ohio	5.3%
Indiana	5.2%
Florida	4.1%
Tennessee	3.7%
Short-Term Instruments	1.5%
Other	39.6%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	17

A   S T A T E - S P E C I F I C   T A X - E X E M P T   B O N D   F U N D

PIMCO NY Municipal Bond Fund

•	The Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

•	The Fund’s Class D Shares returned 5.09% for the 12-month period ended March 31, 2004 versus 5.90% for the Fund’s benchmark, the Lehman Brothers New York Insured Municipal Bond Index.

•	The return for the Lipper New York Municipal Debt Fund Average, consisting of New York municipal funds with average maturities of 10 years or more, was 5.45% for the one-year period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s average credit quality was AA+ at the end of the fiscal year, versus the benchmark’s average of AAA/AA1.

•	The Fund’s Class D Shares SEC yield after fees at March 31, 2004 was 2.52%, or 4.40% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 7.70%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

Average Annual Total Return For periods ended 3/31/04

	1 year	Inception (8/31/99)

PIMCO New York Municipal Bond Fund Class D	5.09%	7.30%
Lehman Brothers New York Insured Municipal Bond Index	5.90%	—
Lipper New York Municipal Debt Fund Average	5.45%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,028	$1,025
Expenses Paid During Period	$4	$4

Expenses are equal to the expense ratio of 0.85% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

New York	92.2%
Puerto Rico	4.5%
Short-Term Instruments	1.5%
Other	1.8%

*	% of total investments as of March 31, 2004

18	PIMCO Bond Funds Annual Report | 3.31.04

A   R E A L   R E T U R N   S T R A T E G Y   F U N D

PIMCO Real Return Fund

•	The Fund seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

•	For the 12-month period ended March 31, 2004, the Fund’s Class D Shares returned 11.24%,versus 10.83% for the Lehman Brothers Global Real: U.S. TIPS Index.

•	For the 12-month period, 10 year real yields decreased by 0.51%, compared to a 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS (Treasury Inflation Protected Securities) and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 31, 2003. The 12-month CPI-U change for the period ended March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 7.02 years on March 31, 2004, compared to 7.85 years for the benchmark. The Fund’s duration was slightly longer than that of the benchmark for the first six months of the period, which was positive for performance as real yields dropped. However, these gains were mostly offset when the Fund reduced its holdings of TIPS to below-benchmark levels for the last three months of the period, which was negative for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS for the entire period. This was positive for performance as the real yield curve steepened.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund. Option writing added income to the Fund as rates stayed within our forecasted range.

•	The Fund’s emphasis on corporate bonds was positive as these securities generally outperformed Treasuries. An allocation to emerging market bonds was positive for performance as spreads on emerging market debt narrowed during the first three months of the period.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	Inception (1/29/97)

PIMCO Real Return Fund Class D	11.24%	10.88%	8.98%
Lehman Brothers Global Real: U.S. TIPS Index	10.83%	10.58%	—
Lipper Intermediate U.S. Treasury Fund Average	9.65%	9.47%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,066	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.90% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Treasury Obligations	89.3%
Corporate Bonds & Notes	5.2%
Other	5.5%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	19

A   R E A L   R E T U R N   S T R A T E G Y   F U N D

PIMCO RealEstateRealReturn Strategy Fund

•	The Fund seeks maximum real return consistent with prudent investment management by investing, under normal circumstances, in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•	For the five-month period from the Fund’s inception on October 30, 2003 until March 31, 2004, the Fund Class D Shares returned 29.30%.

•	The Fund invested the collateral backing its REIT derivatives positions primarily in TIPS (Treasury Inflation-Protected Securities), implementing a “double realTM” strategy.

•	The primary source of outperformance was that TIPS significantly outperformed the LIBOR financing rate embedded in the derivatives used to gain real estate exposure.

•	For the five-month period, real yields decreased by 0.46%, compared to a 0.52% fall for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. The 12-month CPI-U change for the period ending March 30, 2004 was 1.74%.

•	The effective duration of the Fund was 8.44 years on March 31, 2004, compared to a duration of 9.08 years for the Lehman Global Real: U.S. TIPS 5+ Index (Lehman TIPS Index), which was negative for performance as real yields dropped.

•	The Fund was overweight shorter-maturity TIPS. This was negative for performance during the first half of the period as the real yield curve flattened from September to December of 2003. This was mostly offset as this same overweight was positive for performance during the last half of the period as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund.

•	Option writing added income to the Fund as rates stayed within the forecasted range.

Average Annual Total Return For periods ended 3/31/04

Inception (10/30/03)

PIMCO RealEstateRealReturn Strategy Fund Class D	29.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/30/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,293	$1,025
Expenses Paid During Period	$6	$5

Expenses are equal to the expense ratio of 1.24% for Class D, multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

Sector Breakdown*

U.S. Treasury Obligations**	91.9%
Short-Term Instruments	7.5%
Other	0.6%

*	% of total investments as of March 31, 2004
**	Primarily Treasury Inflation Protected Securities (TIPS) serving as collateral for real estate-linked derivatives.

20	PIMCO Bond Funds Annual Report | 3.31.04

A   N A T I O N A L   S H O R T   D U R A T I O N   T A X - E X E M P T   B O N D   F U N D

PIMCO Short Duration Municipal Income Fund

•	The Fund seeks high current income exempt from federal income tax consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•	The Fund’s Class D Shares returned 1.83% for the 12-month period ended March 31, 2004, versus the 1.81% return for the Fund’s benchmark, the Lehman Brothers 1-Year Municipal Bond Index.

•	The return for the Lipper Short-Term Municipal Debt Fund Average, consisting of national municipal funds with average maturities between one to five years, was 2.04% for the 12-month period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	Lack of exposure to California general obligation bonds was positive, as their spreads widened to the national market.

•	The Fund’s average credit quality was AAA at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	The Fund’s D Share SEC yield after fees at March 31, 2004 was 1.55%, or 2.38% on a fully tax-adjusted basis with a federal tax rate of 35.0%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

Average Annual Total Return For periods ended 3/31/04

	1 year	Inception (8/31/99)

PIMCO Short Duration Municipal Income Fund Class D	1.83%	3.38%
Lehman Brothers 1-Year Municipal Bond Index	1.81%	—
Lipper Short Municipal Debt Fund Average	2.04%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,008	$1,025
Expenses Paid During Period	$4	$4

Expenses are equal to the expense ratio of 0.80% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

Illinois	9.6%
New York	9.3%
Texas	8.1%
Washington	6.4%
California	5.3%
Michigan	5.3%
Colorado	4.8%
New Jersey	4.5%
Short-Term Instruments	2.4%
Other	44.3%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	21

A   S H O R T   D U R A T I O N   B O N D   F U N D

PIMCO Short-Term Fund

•	The Fund seeks maximum current income consistent with preservation of capital and daily liquidity by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class D Shares returned 1.79% for the 12-month period ended March 31, 2004, outperforming the Citigroup 3-Month Treasury Bill Index return of 1.00%.

•	A broader exposure to the yield curve enhanced returns; this strategy captured additional income and reaped gains by “rolling down” a steep short/intermediate maturity yield curve.

•	Holdings of both mortgages and corporates helped performance primarily due to the yield premiums provided by these securities.

•	Short maturity Eurozone exposure was positive; expectations of ECB easing rose in the face of weak European growth.

•	Eurodollar futures and written options strategies boosted returns.

•	An allocation to real return bonds was positive as these assets outperformed Treasuries of comparable duration.

•	Asset-backed bonds helped returns amid strong demand for their relatively high yields and collateral protection.

•	Emerging market bonds boosted returns and provided incremental yield and diversification.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (10/7/87)

PIMCO Short-Term Fund Class D	1.79%	4.20%	5.21%	5.59%
Citigroup 3-Month Treasury Bill Index	1.00%	3.32%	4.24%	—
Lipper Ultra-Short Obligations Fund Average	1.42%	3.99%	4.81%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,008	$1,025
Expenses Paid During Period	$4	$4

Expenses are equal to the expense ratio of 0.75% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	59.8%
Corporate Bonds & Notes	14.9%
Mortgage-Backed Securities	6.7%
Asset-Backed Securities	6.6%
U.S. Government Agencies	5.7%
Other	6.3%

*	% of total investments as of March 31, 2004

22	PIMCO Bond Funds Annual Report | 3.31.04

A N   E Q U I T Y - R E L A T E D   F U N D

PIMCO StocksPLUS Fund

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing, under normal circumstances, substantially all of its assets in S&P 500 derivatives, backed by a short-duration portfolio of fixed-income instruments.

•	Investor optimism and signs of economic recovery fueled a strong rally in the U.S. stock market.

•	For the 12-month period ended March 31, 2004 the S&P 500 Index delivered a total return of 35.12%. The Fund’s Class D Shares underperformed the Index slightly, posting a total return of 34.43%.

•	A broader exposure to the yield curve and longer duration resulted in the capture of yield premium and positive price benefits associated with the steep slope of the yield curve.

•	However, U.S. interest rates were volatile during this period, and the modest adverse price performance of certain maturities hurt performance.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as short-term European interest rates declined.

•	Corporate and mortgage holdings provided incremental yield and diversification.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/16/93)

PIMCO StocksPLUS Fund Class D	34.43%	-0.77%	12.01%	11.37%
S&P 500 Index	35.12%	-1.20%	11.68%	—
Lipper Large-Cap Core Fund Average	31.22%	-2.34%	9.27%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,139	$1,025
Expenses Paid During Period	$6	$5

Expenses are equal to the expense ratio of 1.05% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments**	67.0%
U.S. Government Agencies	7.5%
Mortgage-Backed Securities	6.6%
Asset-Backed Securities	5.7%
Corporate Bonds & Notes	5.2%
Other	8.0%

*	% of total investments as of March 31, 2004
**	Primarily serving as collateral for equity-linked derivative positions.

PIMCO Bond Funds Annual Report | 3.31.04	23

A N   E Q U I T Y - R E L A T E D   F U N D

PIMCO StocksPLUS Total Return Fund

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing, under normal circumstances, substantially all of its assets in S&P 500 derivatives, backed by a low-to intermediate-duration portfolio of fixed-income instruments.

•	Investor optimism and signs of economic recovery fueled a strong rally in the U.S. stock market.

•	For the 12-month period ended March 31, 2004 the S&P 500 Index delivered a total return of 35.12%. The Fund’s Class D Shares outperformed the S&P 500 Index, posting a total return of 38.00%.

•	A longer relative duration and broader yield curve exposure resulted in the capture of attractive yield premium. As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as short-term European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	An allocation to longer-maturity municipal bonds provided a buffer against volatile Treasury rates and enhanced overall performance as municipal yields declined modestly. Corporate and mortgage holdings provided incremental yield and diversification.

Average Annual Total Return For periods ended 3/31/04

	1 year	Inception (6/28/02)

PIMCO StocksPLUS Total Return Fund Class D	38.00%	14.46%
S&P 500 Index	35.12%	—
Lipper Large-Cap Core Fund Average	31.22%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,152	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.19% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments**	69.5%
Asset-Backed Securities	8.8%
Other	21.7%

*	% of total investments as of March 31, 2004
**	Primarily serving as collateral for equity-linked derivative positions.

24	PIMCO Bond Funds Annual Report | 3.31.04

A   M O R T G A G E - B A C K E D   B O N D   F U N D

PIMCO Total Return Mortgage Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of mortgage-related fixed-income instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage TBA securities).

•	The Fund’s Class D Shares outperformed the Lehman Brothers Mortgage Index for 12-month period ended March 31, 2004, returning 4.48%, versus 4.08% for the Index.

•	The Fund’s duration was generally above the Index for the first three months of the period, which had a positive impact on returns as yields declined across most maturites.

•	The Fund’s duration was shorter than the index for most of the last nine months of the period, which was negative for performance as yields fell during this time.

•	Index-like yield curve positioning was neutral for performance, as the shape of the term structure of rates remained relatively stable during the period.

•	An overweight to FNMA issues was positive, as these securities outperformed their GNMA counterparts.

•	Security selection of specific 15 year and 30 year pass-throughs had a positive impact on performance.

•	Return was improved by using a combination of mortgage buy-forward agreements and low duration, high-quality conventional debt instruments.

•	A small allocation to high-quality asset-backed securities added to performance, as these issues posted strong risk-adjusted returns during the period.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	Inception (7/31/97)

PIMCO Total Return Mortgage Fund Class D	4.48%	7.38%	7.38%
Lehman Brothers Mortgage Index	4.08%	6.75%	—
Lipper U.S. Mortgage Fund Average	3.44%	5.96%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,028	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.99% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Government Agencies	66.1%
Short-Term Instruments	15.8%
Asset-Backed Securities	11.9%
Mortgage-Backed Securities	6.2%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	25

Schedule of Investments

All Asset Fund

March 31, 2004

	Shares	Value (000s)

PIMCO FUNDS (a) 98.7%

CommodityRealReturn Strategy	11,868,121	$186,567
Emerging Markets Bond	12,236,408	131,297
European Convertible	8,243,185	103,040
GNMA	12,069,030	133,845
International StocksPLUS TR Strategy	1,309,702	14,105
Low Duration	10,107,197	104,205
Real Return	21,464,765	253,070
Real Return Asset	17,512,631	216,106
RealEstateRealReturn Strategy	22,591,734	270,649
StocksPLUS	20,072,884	194,105
StocksPLUS Total Return	17,419,064	211,293

Total Investments 98.7% (Cost $1,735,931)		$1,818,282

Other Assets and Liabilities (Net) 1.3%		24,549

Net Assets 100.0%		$1,842,831

Notes to Schedule of Investments:

(a)	Institutional Classshares of each PIMCO Fund.

26	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Schedule of Investments

California Intermediate Municipal Bond

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 97.0%

California 72.4%
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	$1,200	$1,233

Anaheim, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 1999
4.625% due 10/01/2027 (a)	150	158

Antioch, California Public Financing Authority Reassessment Revenue Bonds, Series 1998-B
5.500% due 09/02/2008	475	505

Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, (California Mtg. Insured), Series 2001
5.250% due 04/01/2026	2,000	2,090

Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, Series 2003
5.200% due 11/15/2022	2,000	2,047

Banning, California Unified School District General Obligation Bonds, (FSA Insured), Series 2003
4.000% due 08/01/2011	175	187
4.000% due 08/01/2012	225	239

California Educational Facilities Authority Revenue Bonds, Series 1997-A
5.700% due 10/01/2015	135	155

California Health Facilities Financing Authority Revenue Bonds, (California Mtg. Insured), Series 2000
5.000% due 09/01/2010	350	381

California Housing Financial Agency Revenue Bonds, (AMBAC FHA Insured), Series 1996
5.950% due 02/01/2011	100	107

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2004
5.000% due 10/01/2012	780	882

California State Department of Water Resources Central Valley Project Revenue Bonds, Series 1997
5.000% due 12/01/2022	125	130

California State General Obligation Bonds, Series 2000
5.700% due 12/01/2032	160	163

California Statewide Communities Development Authority Apartment Development Revenue Bonds, Series 1998-A-3
5.100% due 05/15/2025	2,000	2,106

California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002
6.750% due 07/01/2032 (e)	1,300	1,328

California Statewide Communities Development Authority Revenue Bonds, Series 1998
5.250% due 05/15/2025	1,000	1,042

California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.000% due 10/01/2018	2,000	2,070

California Statewide Communities Development Authority Revenue Bonds, Series 2002
5.500% due 08/15/2034	1,000	1,037

California Statewide Communities Development Authority Revenue Bonds, Series 2004
3.450% due 04/01/2035 (a)	2,400	2,395

California Statewide Financing Authority Tobacco Settlement Revenue Bonds, Series 2002
4.600% due 05/01/2012	1,030	964

California Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	914

Campbell, California Redevelopment Agency Tax Allocation Bonds, Series 2002
4.700% due 10/01/2011	505	527

Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1997
7.100% due 09/01/2021	1,895	2,196

Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	1,500	1,548

Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 2003
5.250% due 09/01/2016	700	708
5.375% due 09/01/2017	800	811

Chico, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1996
5.200% due 04/01/2011	485	509

Chula Vista, California Special Tax Bonds, Series 2000-1
6.350% due 09/01/2017	230	240
6.400% due 09/01/2018	120	126

Contra Costa County Public Financing Authority Revenue Bonds, Series 2003
5.625% due 08/01/2033	2,000	2,053

Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	1,000	1,020

Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	7,700	7,742

Goleta, California Water District Certificates of Participation Bonds, (MBIA Insured), Series 2003
4.500% due 12/01/2010	1,315	1,460

Los Altos, California School District General Obligation Bonds, Series 2001
5.000% due 08/01/2016	200	216

Los Angeles, California Community College District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 08/01/2011	310	352

Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2010	1,450	1,663
5.250% due 07/01/2013	1,500	1,698

Los Angeles, California State Building Authority Lease Revenue Bonds, Series 1999-A
4.600% due 10/01/2007	150	161

Los Angeles, California Unified School District General Obligation Bonds, (FGIC Insured), Series 1997
6.000% due 07/01/2011	1,360	1,626

Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 1999-C
4.750% due 07/01/2010	30	33

Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.500% due 07/01/2011	1,250	1,458

Lucia Mar Unified School District, California General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2022	1,215	1,283

Metropolitan Water District Southern California General Obligation Bonds, Series 1993-A1
7.250% due 03/01/2007	150	173

Metropolitan Water District Southern California Revenue Inverse Floater Bonds, Series 1993
9.700% due 10/30/2020 (a)	600	628

Milpitas, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2012	1,185	1,339

Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	580	592
6.400% due 09/01/2031	700	715

Newport Mesa, California Unified School District General Obligation Bonds, Series 2003
5.000% due 08/01/2011	605	687

Orange County, California Community Facilities District Special Tax Bonds, Series 2000
5.600% due 08/15/2011	455	472
5.700% due 08/15/2012	485	501
5.800% due 08/15/2013	600	619
6.200% due 08/15/2018	1,025	1,052

Orange County, California Development Agency Tax Allocation Bonds, (AMBAC Insured), Series 2003
4.500% due 09/01/2010	1,085	1,197
4.500% due 09/01/2011	1,075	1,183

Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	3,250	3,856

Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	1,000	1,184

Orange County, California Transportation Authority Toll Road Revenue Bonds, (AMBAC Insured), Series 2003-A
5.000% due 08/15/2010	2,510	2,848

Pacific Housing & Finance Agency, California Revenue Bonds, (MBIA Insured), Series 1999
4.625% due 12/01/2004	250	253

Pomona, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 02/01/2011	1,635	1,837

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	27

Schedule of Investments (Cont.)

California Intermediate Municipal Bond

March 31, 2004

	Principal Amount (000s)	Value (000s)

Port of Oakland, California Revenue Bonds, (FGIC Insured), Series 2000
5.500% due 11/01/2009	$500	$571

Redding, California Electric System Revenue Certificates of Participation, (FGIC Insured), Series 1993
5.684% due 06/28/2019	500	510

Riverside County, California Asset Leasing Corp. Revenue Bonds, (MBIA Insured), Series 2000
5.200% due 11/01/2010	250	288

Sacramento, California Municipal Utility District Revenue Bonds, Series 1983-M
9.000% due 04/01/2013	960	1,247

San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2015	2,365	2,650

San Dieguito, California Water District Revenue Bonds, (FGIC Insured), Series 2004
5.000% due 10/01/2012	615	698

San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FSA Insured), Series 1998-16A
5.500% due 05/01/2015	300	330

San Francisco, California City & County Finance Corp. Revenue Bonds, (MBIA Insured), Series 1998
4.100% due 04/01/2006	665	700

San Jose, California Multifamily Housing Revenue Bonds, (Bay View Bank & Federal Home Loan Bank Insured), Series 1999
4.950% due 06/01/2039	980	1,057

San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	600	711

San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,000	2,099

San Pablo, California Redevelopment Agency Revenue Bonds, Series 1979
8.000% due 10/01/2011	110	133

Santa Ana, California Financing Authority Revenue Bonds, (MBIA Insured), Series 2004
4.000% due 07/01/2006	1,900	2,008
5.000% due 07/01/2011	500	567

Santa Margarita & Dana Point, California Authority Revenue Bonds, (MBIA Insured), Series 1994-A
7.250% due 08/01/2006	150	169

South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 2003
5.125% due 10/01/2009	500	515

Southeast Resource Recovery Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 12/01/2011	1,125	1,279

Stockton, California Certificates of Participation Bonds, Series 1999
4.750% due 08/01/2006	120	128

University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2010	4,060	4,588
5.000% due 05/15/2011	3,410	3,860

Vernon, California Electric Systems Revenue Bonds, Series 2003
5.000% due 04/01/2010	1,135	1,227

		92,034

Illinois 1.2%
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.970% due 07/01/2012 (a)	1,400	1,557

Louisiana 1.4%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	2,000	1,815

New Hampshire 2.4%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 07/01/2014	2,690	3,036

New Jersey 1.3%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.800% due 04/01/2018 (a)	250	279

New Jersey State General Obligation Bonds, Series 1992
6.000% due 02/15/2011	1,000	1,183

New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	150	150

		1,612

Puerto Rico 9.7%
Children Trust Fund Tobacco Settlement Revenue Bonds, Series 2002
5.000% due 05/15/2009	1,000	1,040

Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 1998
5.750% due 07/01/2012	1,000	1,187

Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 2004
11.720% due 07/01/2012 (a)	2,663	3,922

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	250	293

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2026 (a)	1,175	1,321

Puerto Rico Commonwealth IMPT General Obligation Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2012	1,000	1,169

Puerto Rico Commonwealth Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998-
5.250% due 07/01/2010	150	170

Puerto Rico Electric Power Authority Revenue Bonds, (FSA Insured), Series 2004
9.220% due 07/01/2012 (a)	2,500	3,253

		12,355

Texas 0.2%
Arlington, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
8.690% due 02/15/2024 (a)	250	263

Virgin Islands 4.7%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,000	1,062

Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2007	1,500	1,637

5.500% due 10/01/2008	3,000	3,294

		5,993

Washington 3.7%
Washington Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.625% due 06/01/2032	4,750	4,617

Total Municipal Bonds & Notes (Cost $118,902)		123,282

SHORT-TERM INSTRUMENTS 1.2%

U.S. Treasury Bills 1.2%
1.010% due 06/03/2004- 06/17/2004 (c)(d)	1,600	1,597

Total Short-Term Instruments (Cost $1,597)		1,597

Total Investments 98.2%		$124,879
(Cost $120,499)

Written Options (f) (0.3%)		(371)
(Premiums $219)

Other Assets and Liabilities (Net) 2.1%		2,601

Net Assets 100.0%		$127,109

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	$34,000	$1,261
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2024	12,300	(810)

		$451

28	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $1,597 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year Bond Short Futures	06/2004	143	$(319)

(e)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002	02/07/2002 and 08/29/2002	$1,300	$1,328	1.04%

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bond June Futures	$114.000	05/21/2004	127	$145	$242
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	127	74	129

				$219	$371

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	29

Schedule of Investments

California Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
MUNICIPAL BONDS & NOTES 96.6%

California 80.0%
California Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 1999
0.000% due 09/01/2010	$500	$409

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2004
5.000% due 10/01/2012	250	283

California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002
6.750% due 07/01/2032 (e)	250	255

California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.125% due 10/01/2030	400	394

California Statewide Tobacco Settlement Financing Authority Revenue Bonds, Series 2002
4.875% due 05/01/2014	295	275

Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	400	413

Chula Vista, California Special Tax Bonds, Series 2000-1
6.400% due 09/01/2018	125	131

Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	150	153

Fresno, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
6.000% due 08/01/2026	500	610

Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2010	250	287

Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2022	500	528

Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.500% due 07/01/2011	500	583

Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.250% due 07/01/2019	750	824

Los Angeles, California Water & Power Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2011	500	567

Metropolitan Water District Southern California Revenue Inverse Floater Bonds, Series 1993
9.700% due 10/30/2020 (a)	200	209

Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	55	56

Newport Mesa, California Unified School District General Obligation Bonds, Series 2003
5.000% due 08/01/2011	500	568

Orange County, California Development Agency Tax Allocation Bonds, (AMBAC Insured), Series 2003
4.500% due 09/01/2011	500	550

Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	750	890

Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	400	474

Orange County, California Transportation Authority Toll Road Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 08/15/2011	750	852

Pioneers Memorial Healthcare District, California General Obligation Bonds, (AMBAC Insured), Series 1998
5.125% due 10/01/2024	400	418

Placer, California Unified High School District General Obligation Bonds, (FGIC Insured), Series 2000
0.000% due 08/01/2018	1,450	748

San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2001
4.000% due 11/01/2012	50	53

San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2028	650	676

San Joaquin Hills, California Transportation Corridor Agency Toll Road Revenue Bonds, (MBIA Insured), Series 1997
0.000% due 01/15/2032	500	116

San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	300	356

Santa Ana, California Financing Authority Revenue Bonds, (MBIA Insured), Series 2004
5.000% due 07/01/2011	500	567

University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2011	500	566

		12,811

Louisiana 4.3%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	750	681

Massachusetts 0.7%
Massachusetts State College Building Authority Revenue Bonds, Series 2003
5.500% due 05/01/2033	100	113

New Jersey 3.5%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.800% due 04/01/2018 (a)	500	558

Puerto Rico 3.7%
Puerto Rico Commonwealth General Obligation Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2011	500	583

Virgin Islands 4.4%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	265

Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2008	405	445

		710

Total Municipal Bonds & Notes (Cost $14,800)		15,456

SHORT-TERM INSTRUMENTS 2.8%

Repurchase Agreement 0.8%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $129. Repurchase proceeds are $124.)	124	124

U.S. Treasury Bills 2.0%
0.939% due 06/03/2004- 06/17/2004 (b)(c)	325	324

Total Short-Term Instruments (Cost $448)		448

Total Investments 99.4% (Cost $15,248)		$15,904

Written Options (d) (0.5%) (Premiums $45)		(76)

Other Assets and Liabilities (Net) 1.1%		179

Net Assets 100.0%		$16,007

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $324 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond Short Futures	06/2004	1	$(2)

30	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(d)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bond June Futures	$114.000	05/21/2004	26	$30	$50
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	26	15	26

				$45	$76

(e)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets
California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002	02/07/2002	$250	$255	1.59%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	31

Schedule of Investments

CommodityRealReturn Strategy Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
CORPORATE BONDS & NOTES 0.7%

Banking & Finance 0.7%
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		$9,700	$9,675
Ford Motor Credit Co.
2.995% due 10/25/2004 (a)		200	201
1.560% due 07/18/2005 (a)		3,100	3,084
General Motors Acceptance Corp.
1.995% due 05/18/2006 (a)		4,000	3,988
Pemex Project Funding Master Trust
7.375% due 12/15/2014		250	279
8.625% due 02/01/2022		200	232
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)		2,000	2,040
Residential Reinsurance Ltd.
6.070% due 06/08/2006 (a)		500	511
Travelers Property Casualty Corp.
3.750% due 03/15/2008		100	102
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		5,000	4,997
Vita Capital Ltd.
2.460% due 01/01/2007 (a)		2,200	2,211

			27,320

Industrials 0.0%
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005		100	107

Utilities 0.0%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008		100	114
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		1,500	1,506

			1,620

Total Corporate Bonds & Notes (Cost $28,932)			29,047

MUNICIPAL BONDS & NOTES 0.0%

Missouri Higher Education Loan Authority Revenue Bonds, Series 1996
1.110% due 02/15/2026 (a)		600	600

Total Municipal Bonds & Notes (Cost $600)			600

U.S. TREASURY OBLIGATIONS 108.4%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007		544,740	600,513
3.625% due 01/15/2008		721,918	817,291
3.875% due 01/15/2009		269,288	312,911
4.250% due 01/15/2010		33,733	40,451
3.500% due 01/15/2011		332,475	387,853
3.375% due 01/15/2012		72,842	84,961
3.000% due 07/15/2012		623,231	709,583
1.875% due 07/15/2013		239,246	249,330
2.000% due 01/15/2014		643,080	674,983
3.625% due 04/15/2028		92,082	121,368
3.875% due 04/15/2029		303,421	418,721
3.375% due 04/15/2032		26,081	34,598

Total U.S. Treasury Obligations (Cost $4,373,131)			4,452,563

ASSET-BACKED SECURITIES 0.2%

Redwood Capital Ltd.
3.462% due 01/09/2006 (a)		4,300	4,320
5.012% due 01/01/2006 (a)		4,300	4,328

Total Asset-Backed Securities (Cost $8,600)			8,648

SOVEREIGN ISSUES 0.2%

Republic of Brazil
2.000% due 04/15/2006 (a)		200	196
2.062% due 04/15/2009 (a)		65	61
8.000% due 04/15/2014		7,881	7,736
11.000% due 08/17/2040		200	215
United Mexican States
6.375% due 01/16/2013		1,200	1,302

Total Sovereign Issues (Cost $9,156)			9,510

FOREIGN CURRENCY-DENOMINATED ISSUES (f)(g) 0.7%

Commonwealth of Canada (b)
3.000% due 12/01/2036	C$	20,055	17,362
Pylon Ltd.
3.553% due 12/18/2008 (a)	EC	2,600	3,231
5.953% due 12/22/2008 (a)		4,300	5,428

Total Foreign Currency-Denominated Issues (Cost $24,017)			26,021

SHORT-TERM INSTRUMENTS 4.2%

Commercial Paper 3.0%
Fannie Mae
1.010% due 06/23/2004-07/01/2004 (h)		$80,800	80,605
1.015% due 06/30/2004-07/01/2004 (h)		30,096	30,017
Freddie Mac
1.010% due 07/15/2004		11,100	11,066

			121,688

Repurchase Agreements 0.8%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $32,826. Repurchase proceeds are $32,179.)		32,178	32,178

U.S. Treasury Bills 0.4%
1.010% due 06/03/2004		17,510	17,478

Total Short-Term Instruments (Cost $171,357)			171,344

Total Investments 114.4% (Cost $4,615,793)			$4,697,733

Written Options (d) 0.00% (Premiums $1,802)			(1,681)

Other Assets and Liabilities (Net) (14.4%)			(588,002)

Net Assets 100.0%			$4,108,050

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: AIG International Inc. Exp. 04/30/2004	$1,075,000	$0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 04/30/2004	500,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 04/30/2004	320,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	899,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Barclays Bank PLC Exp. 04/30/2004	500,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Barclays Bank PLC Exp. 04/30/2004	216,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: AIG International Inc. Exp. 04/30/2004	500,000	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	179,000	1,037

		$1,037

32	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(d)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$29,100	$320	$608
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	33,200	289	497
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	33,200	325	37
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	29,100	175	13
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	40,700	360	499
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	40,700	333	27

						$1,802	$1,681

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(e)	Short sales open at March31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	3.000	11/15/2007	1,000	$1,027	$1,027

(f)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	C$	20,348	04/2004	$0	$(228)	$(228)
Buy	EC	53	04/2004	1	0	1
Sell		6,900	04/2004	51	0	51

				$52	$(228)	$(176)

(g)	Principal amount denoted in indicated currency:

C$ - Canadian Dollar

EC - Euro

(h)	Securities are grouped by coupon and represent a range of maturities.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	33

Summary Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
Deutsche Telekom International Finance BV
8.500% due 06/15/2010	$2,880	$3,541	0.4%
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	10,500	10,671	1.4%
8.000% due 03/25/2009	8,100	8,171	1.1%
Ford Motor Credit Co.
7.000% due 10/01/2013	3,575	3,779	0.5%
HSBC Bank USA
4.625% due 04/01/2014	3,500	3,478	0.5%
Mizuho Preferred Capital Co.
8.790% due 06/30/2008 (a)	3,000	3,380	0.5%
Pemex Finance Ltd.
8.020% - 9.690% due 05/15/2007 - 08/15/2009 (d)	1,885	2,192	0.3%
Pemex Project Funding Master Trust
7.375% - 8.625% due 11/15/2011 - 02/01/2022 (d)	2,983	3,474	0.5%
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (a)	28,337	31,453	4.2%
Other Banking & Finance (b)		37,596	5.0%

		107,735	14.4%

Industrials
DaimlerChrysler NA Holding Corp.
1.910% due 09/26/2005 (a)	4,000	4,027	0.5%
6.500% - 8.500% due 01/15/2012 - 01/18/2031 (d)	3,130	3,477	0.5%
El Paso Production Holding Co.
7.750% due 06/01/2013	6,665	6,215	0.8%
General Motors Corp.
7.125% due 07/15/2013	3,025	3,310	0.5%
Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008	3,000	3,111	0.4%
Pemex Project Funding Master Trust
2.920% due 10/15/2009 (a)	3,500	3,655	0.5%
Petroleos Mexicanos
9.250% due 03/30/2018	2,300	2,835	0.4%
Qwest Communications International
7.250% due 02/15/2011	4,275	4,093	0.6%
Tyco International Group S.A.
6.375% due 02/15/2006	3,000	3,195	0.4%
Williams Cos., Inc.
6.500% due 08/01/2006	3,000	3,146	0.4%
6.500% - 8.750% due 12/01/2008 - 03/15/2032 (d)	5,785	6,203	0.8%
Other Industrials (b)		120,969	16.2%

		164,236	22.0%

Utilities
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	2,740	3,344	0.4%
British Telecom PLC
8.375% due 12/15/2010	2,240	2,773	0.4%
Delphi Corp.
6.500% due 08/15/2013	4,040	4,325	0.6%
FirstEnergy Corp.
6.450% due 11/15/2011	3,200	3,510	0.5%
France Telecom S.A.
8.750% due 03/01/2011	2,745	3,358	0.4%
NRG Energy, Inc.
8.000% due 12/15/2013	3,870	4,015	0.5%
PSEG Power LLC
3.750% due 04/01/2009	3,000	3,004	0.4%
Sprint Capital Corp.
8.375% due 03/15/2012	2,680	3,269	0.5%
TXU Energy Co.
7.000% due 03/15/2013	3,800	4,364	0.6%
Other Utilities (b)		44,928	6.0%

		76,890	10.3%

Total Corporate Bonds & Notes (Cost $343,559)		348,861	46.7%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (b) (Cost $72)		73	0.0%

SOVEREIGN ISSUES

Republic of Brazil
2.062% due 04/15/2009 (a)	$2,984	2,810	0.4%
10.000% due 08/07/2011	3,600	3,838	0.5%
11.000% due 01/11/2012	14,725	16,470	2.2%
2.187% due 04/15/2012 (a)	3,735	3,292	0.4%
12.250% due 03/06/2030	2,335	2,790	0.4%
8.250% due 01/20/2034	7,270	6,216	0.8%
11.000% due 08/17/2040	28,567	30,652	4.1%
2.000% - 14.500% due 04/15/2006 - 05/15/2027 (d)	10,460	11,072	1.4%
Republic of Ecuador
7.000% due 08/15/2030	10,595	9,460	1.3%
Republic of Ukraine
6.875% due 03/04/2011	11,650	11,970	1.6%
7.650% - 11.000% due 03/15/2007 - 06/11/2013 (d)	2,208	2,388	0.3%
Russian Federation
8.750% due 07/24/2005	3,000	3,242	0.4%
8.250% due 03/31/2010 (a)	230	262	0.1%
5.000% due 03/31/2030 (a)	51,622	51,829	7.0%
United Mexican States
8.375% due 01/14/2011	4,163	5,071	0.7%
6.375% due 01/16/2013	3,239	3,516	0.5%
5.875% due 01/15/2014	8,100	8,432	1.1%
7.500% - 11.375% due 02/17/2009 - 04/08/2033 (d)	8,658	10,257	1.4%
Other Sovereign Issues (b)		24,355	3.2%

Total Sovereign Issues (Cost $203,196)		207,922	27.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h)

Total Foreign Currency-Denominated Issues (b) (Cost $2,494)		3,465	0.5%

PREFERRED STOCK

Total Preferred Stock (b) (Cost $1,785)		1,819	0.2%

SHORT-TERM INSTRUMENTS

Commercial Paper
ABN AMRO Mortgage Corp.
1.030% due 04/28/2004	10,000	9,992	1.3%
Barclays U.S. Funding Corp.
1.030% due 05/21/2004	10,000	9,986	1.3%
Danske Corp.
1.025% - 1.030% due 04/14/2004 - 06/18/2004 (d)	15,000	14,968	2.0%
Fannie Mae
1.005% - 1.030% due 05/05/2004 - 07/01/2004 (d)	34,400	34,339	4.6%
Freddie Mac
1.000% - 1.015% due 05/11/2004 - 07/15/2004 (d)	29,400	29,346	3.9%
HBOS Treasury Services PLC
1.030% - 1.100% due 04/15/2004 - 06/29/2004 (d)	5,800	5,788	0.8%
Pfizer, Inc.
1.000% - 1.010% due 05/17/2004 - 5/24/2004 (d)	18,400	18,373	2.5%
Rabobank Netherland NV
1.030% due 05/10/2004	3,500	3,496	0.5%

34	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

Royal Bank of Scotland PLC
1.020% - 1.025% due 05/04/2004 - 05/05/2004 (d)	$6,500	$6,494	0.9%
Westpac Capital Corp.
1.030% - 1.040% due 05/06/2004 - 07/07/2004 (d)	12,000	11,984	1.6%
Other Commercial Paper (b)		1,398	0.2%

		146,164	19.6%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004	2,000	2,000	0.3%

(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $2,045. Repurchase proceeds are $2,000)

U.S. Treasury Bills
0.971% due 06/03/2004-06/17/2004 (c)(d)	7,815	7,799	1.0%

Total Short-Term Instruments (Cost $155,967)		155,963	20.9%

Total Investments (Cost $707,073)		$718,103	96.1%

Written Options (f) (Premiums $585)		(594)	(0.1)%

Other Assets and Liabilities (Net)		29,608	4.0%

Net Assets		$747,117	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $2,810 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund 10-Year Note Long Futures	06/2004	523	$1,062
U.S. Treasury 10-Year Note Long Futures	06/2004	20	(14)

			$1,048

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	$3,000	$5
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	4,000	10
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	1,000	2
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	6,000	15
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	700	(2)
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,000	(43)
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2008	17,200	(531)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,000	(114)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,300	(28)
Receive a fixed rate equal to 1.280% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	900	6
Receive a fixed rate equal to 0.600% and the Fund will pay at par in the event of default of IBOXX IG Index.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2009	3,000	(6)
Receive a fixed rate equal to 1.000% and pay total return on Tradable Credit North America Series 2 March 2009 Index.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2009	10,000	(35)
Receive a fixed rate equal to 1.000% and pay total return on Tradable Credit North America Series 2 March 2009 Index.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2009	3,800	(28)
Receive a fixed rate equal to 3.150% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 08/19/2013	200	10

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	35

Summary Schedule of Investments (Cont.)

Diversified Income Fund

March 31, 2004

Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/04/2013	$810	$31
Receive a fixed rate equal to 2.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/05/2013	350	12
Receive a fixed rate equal to 2.750% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/17/2013	200	4
Receive a fixed rate equal to 2.050% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 7.500% due 04/08/2033.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2013	210	6
Receive a fixed rate equal to 2.070% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	490	16
Receive a fixed rate equal to 2.070% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	40	1
Receive a fixed rate equal to 2.170% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	120	5
Receive a fixed rate equal to 2.310% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	4,500	(62)

		$(726)

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	256	$180	$16
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	114	95	14
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	353	300	547
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	17	10	17

				$585	$594

36	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(g)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	832	04/2004	$4	$0	$4
Buy		818	05/2004	1	0	1
Buy		690	06/2004	1	0	1
Sell	C$	1,000	04/2004	0	(11)	(11)
Buy	CP	46,275	04/2004	1	0	1
Buy		140,093	05/2004	0	(1)	(1)
Buy		139,385	06/2004	0	(2)	(2)
Buy	CY	2,109	09/2004	0	(4)	(4)
Sell	EC	2,374	04/2004	18	0	18
Buy	H$	2,181	04/2004	0	0	0
Buy		2,139	05/2004	0	0	0
Buy		1,788	06/2004	0	0	0
Buy	IR	15,601	06/2004	13	0	13
Buy	JY	700,453	05/2004	397	0	397
Buy	KW	303,021	04/2004	3	0	3
Buy		6,269,334	05/2004	82	0	82
Buy		271,400	06/2004	5	0	5
Buy	MP	12,698	04/2004	34	0	34
Sell		12,699	04/2004	23	0	23
Buy		3,106	05/2004	0	(4)	(4)
Buy		2,579	06/2004	0	(2)	(2)
Buy	PN	954	05/2004	0	0	0
Buy		800	06/2004	0	0	0
Buy	RR	18,812	04/2004	0	(2)	(2)
Buy		7,840	05/2004	0	(1)	(1)
Buy		6,564	06/2004	0	0	0
Buy	S$	473	04/2004	2	0	2
Buy		465	05/2004	3	0	3
Buy		392	06/2004	4	0	4
Buy	SR	1,848	05/2004	15	0	15
Buy		1,577	06/2004	16	0	16
Buy	SV	9,058	05/2004	1	0	1
Buy		7,689	06/2004	3	0	3
Buy	T$	9,108	05/2004	2	0	2
Buy		7,638	06/2004	2	0	2

				$630	$(27)	$603

(h)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	37

Summary Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
BRAZIL

Republic of Brazil
2.000% due 04/15/2006 (a)	$43,509	$42,722	3.0%
11.500% due 03/12/2008	10,700	12,171	0.8%
2.062% due 04/15/2009 (a)	39,614	37,314	2.6%
11.000% due 01/11/2012	31,675	35,429	2.4%
2.187% due 04/15/2012 (a)	51,740	45,602	3.1%
6.000% due 04/15/2024 (a)	11,697	10,126	0.7%
8.875% due 04/15/2024	18,350	16,883	1.2%
10.125% due 05/15/2027	19,050	19,374	1.3%
12.250% due 03/06/2030	22,115	26,427	1.8%
8.250% due 01/20/2034	23,880	20,417	1.4%
11.000% due 08/17/2040	126,321	135,542	9.3%
2.125% - 14.500% due 10/15/2009 - 04/15/2024 (b)	24,155	26,933	1.9%

Total Brazil (Cost $388,634)		428,940	29.5%

BULGARIA

Total Bulgaria (d) (Cost $5,385)		5,637	0.4%

CAYMAN ISLANDS

Pemex Finance Ltd.
9.030% due 02/15/2011	$60	73	0.0%
Other Cayman Islands (d)		690	0.1%

Total Cayman Islands (Cost $719)		763	0.1%

CHILE

Republic of Chile
7.125% due 01/11/2012	$10,740	12,542	0.8%
5.500% - 6.875% due 04/28/2009 - 01/15/2013 (b)	3,270	3,669	0.3%

Total Chile (Cost $15,737)		16,211	1.1%

COLOMBIA

Republic of Columbia
7.625% - 10.750% due 02/15/2007 - 01/28/2033 (b)	$16,797	19,446	1.3%

(Cost $12,592)

CROATIA

Total Croatia (d) (Cost $1,939)		1,945	0.1%

DOMINICAN REPUBLIC

Dominican Republic
9.500% due 09/27/2006	$13,400	10,385	0.7%
Other Dominican Republic (d)		1,746	0.1%

Total Dominican Republic (Cost $14,228)		12,131	0.8%

ECUADOR

Republic of Ecuador
7.000% due 08/15/2030 (a)	$72,437	64,726	4.5%

Total Ecuador (Cost $50,916)		64,726	4.5%

EL SALVADOR

Total El Salvador (d) (Cost $3,560)		3,838	0.3%

GUATEMALA

Republic of Guatemala
9.250% due 08/01/2013	$13,731	$15,970	1.1%

Total Guatemala (Cost $15,651)		15,970	1.1%

MALAYSIA

Petronas Capital Ltd.
7.000% due 05/22/2012	$9,985	11,479	0.8%
7.875% due 05/22/2022	3,000	3,591	0.2%
Other Malaysia (d)		7,451	0.5%

Total Malaysia (Cost $21,580)		22,521	1.5%

MEXICO

Pemex Project Funding Master Trust
8.000% due 11/15/2011	$6,580	7,689	0.5%
8.625% due 02/01/2022	25,466	29,541	2.0%
2.650% - 9.125% due 01/07/2005 - 12/15/2014 (b)	7,890	8,644	0.6%
United Mexican States
8.375% due 01/14/2011	25,642	31,236	2.1%
7.500% due 01/14/2012	7,450	8,679	0.6%
6.375% due 01/16/2013	17,186	18,655	1.3%
8.125% due 12/30/2019	18,935	22,533	1.6%
8.000% due 09/24/2022	27,380	31,692	2.2%
8.300% due 08/15/2031	17,361	20,443	1.4%
4.625% - 11.375% due 03/12/2008 - 04/08/2033 (b)	16,310	19,076	1.3%
Other Mexico (d)		9,440	0.7%

Total Mexico (Cost $198,008)		207,628	14.3%

MOROCCO

Total Morocco (d) (Cost $4,229)		4,357	0.3%

PANAMA

Republic of Panama
9.625% due 02/08/2011	$16,289	19,466	1.3%
9.375% due 07/23/2012	13,283	15,774	1.1%
8.250% - 9.375% due 04/22/2008 - 04/01/2029 (b)	3,785	4,317	0.3%

Total Panama (Cost $37,980)		39,557	2.7%

PERU

Republic of Peru
9.125% due 02/21/2012	$8,741	9,943	0.7%
4.500% due 03/07/2017 (a)	22,814	20,262	1.4%
5.000% due 03/07/2017 (a)	19,861	18,542	1.3%
8.750% - 9.875% due 01/15/2008 - 11/21/2033 (b)	7,159	7,901	0.5%

Total Peru (Cost $53,485)		56,648	3.9%

QATAR

Total Qatar (d) (Cost $3,000)		3,031	0.2%

38	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets
RUSSIA

Russian Federation
8.250% due 03/31/2010 (a)		$6,970	$7,930	0.5%
5.000% due 03/31/2030 (a)		206,534	207,369	14.3%
8.750% - 12.750% due 07/24/2005 - 06/24/2028 (b)		10,047	8,270	0.6%

Total Russia (Cost $218,684)			223,569	15.4%

SOUTH AFRICA (d)(e)

Republic of South Africa
5.250% due 05/16/2013	EC	15,560	19,109	1.3%
7.375% - 9.125% due 04/25/2012 - 06/23/2017 (b)		$6,690	8,239	0.6%

Total South Africa (Cost $25,823)			27,348	1.9%

SOUTH KOREA

Total South Korea (d) (Cost $19,828)			20,133	1.4%

TUNISIA (d)(e)

Banque Centrale De Tunisie
4.750% due 04/07/2011	EC	450	551	0.0%
7.375% due 04/25/2012		$36,662	42,803	2.9%
8.250% due 09/19/2027		1,680	1,966	0.2%

Total Tunisia (Cost $45,108)			45,320	3.1%

UKRAINE

Republic of Ukraine
11.000% due 03/15/2007 (a)		$11,152	12,528	0.8%
6.875% due 03/04/2011		32,450	33,342	2.3%
7.650% due 06/11/2013		10,960	11,487	0.8%

Total Ukraine (Cost $55,868)			57,357	3.9%

UNITED STATES

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		$9,250	9,593	0.7%
Pemex Project Funding Master Trust
2.920% due 10/15/2009 (a)		25,280	26,399	1.8%

Total United States (Cost $65,200)			35,992	2.5%

VENEZUELA

Republic of Venezuela
9.375% due 01/13/2034		$15,850	14,027	1.0%
5.375% - 10.750% due 08/07/2010 - 09/19/2013 (b)		7,850	6,717	0.4%

Total Venezuela (Cost $21,408)			20,744	1.4%

SHORT-TERM INSTRUMENTS

Commercial Paper
Anz (Delaware), Inc.
1.040% due 05/12/2004		$20,000	19,976	1.4%
CBA (de) Finance
1.050% due 04/07/2004		11,100	11,098	0.8%
Fannie Mae
1.010% due 05/19/2004 - 07/01/2004 (b)		47,900	47,816	3.3%
Freddie Mac
1.010% - 1.040% due 05/03/2004 - 07/15/2004 (b)		116,300	116,150	8.0%
General Electric Capital Corp.
1.030% - 1.110% due 04/07/2004 - 04/26/2004 (b)		30,000	29,984	2.1%
HBOS Treasury Services PLC
1.040% - 1.050% due 05/04/2004 - 06/30/2004 (b)		43,000	42,912	2.9%
Rabobank USA Financial Corp.
1.025% due 04/20/2004		7,900	7,896	0.5%
UBS Finance, Inc.
1.020% due 06/16/2004 - 06/28/2004 (b)		30,900	30,824	2.1%
Westpac Capital Corp.
1.030% - 1.040% due 04/27/2004 - 06/08/2004 (b)		18,500	18,482	1.3%
Other Commercial Paper			8,894	0.6%

			334,032	23.0%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $13,354. Repurchase proceeds are $13,091.)		13,091	13,091	0.9%

U.S. Treasury Bills
1.025% due 05/13/2004-06/17/2004 (b)		71,560	71,438	4.9%

Total Short-Term Instruments (Cost $418,572)			418,561	28.8%

Total Investments (Cost $1,698,134)			$1,752,373	120.5%

Other Assets and Liabilities (Net)			(297,657)	(20.5)%

Net Assets			$1,454,716	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.850% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: Goldman Sachs & Co. Exp. 05/09/2004	$3,000	22
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	1,500	(6)
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	5,000	5

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	39

Summary Schedule of Investments (Cont.)

Emerging Markets Bond Fund

March 31, 2004

Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	$1,000	$1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	3,000	6
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030 and 7.500% thereafter.
Counterparty: Barclays Bank PLC Exp. 07/20/2004	10,000	14
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/18/2004	7,500	3
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	1,750	3
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	9,750	26
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,500	13
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	1,500	3
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	500	5
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000%, until 03/31/2004 and 7.500% thereafter, due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	3,500	9
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	1,250	(3)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,500	18
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	4,000	18
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,500	31
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	3,000	41
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: UBS Warburg LLC Exp. 12/20/2008	5,000	(157)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	2,000	(75)
Receive a fixed rate equal to 1.280% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	3,800	26
Receive a fixed rate equal to 8.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Counterparty: Credit Suisse First Boston Exp. 03/11/2009	14,000	1,401
Receive a fixed rate equal to 2.840% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/04/2013	5,400	475
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Credit Suisse First Boston Exp. 01/16/2013	4,000	340
Receive a fixed rate equal to 2.450% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 04/08/2013	3,500	211
Receive a fixed rate equal to 3.110% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Citibank N.A., New York Exp. 06/17/2013	20,000	925
Receive a fixed rate equal to 3.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2013	20,000	840

40	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 3.160% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 10/02/2013	$12,000	$591
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2013	12,500	73
Receive a fixed rate equal to 2.310% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	1,350	(19)
Receive a fixed rate equal to 2.320% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/21/2014	$12,000	$(157)
Receive a fixed rate equal to 2.550% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 03/20/2014	3,700	11

		$4,694

(d)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(e)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Principal Amount Covered by Currency	Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	3,267	04/2004	$14	$0	$14
Buy		4,014	05/2004	6	0	6
Buy		2,970	06/2004	4	0	4
Buy	CP	199,291	04/2004	3	0	3
Buy		603,009	05/2004	0	(2)	(2)
Buy		599,960	06/2004	0	(8)	(8)
Buy	CY	24,701	09/2004	5	(34)	(29)
Sell	EC	14,698	04/2004	109	0	109
Buy	H$	9,735	04/2004	0	0	0
Buy		9,721	05/2004	0	0	0
Buy		7,696	06/2004	0	0	0
Buy	IR	67,152	06/2004	57	0	57
Buy	KW	1,451,250	04/2004	13	0	13
Buy		14,390,509	05/2004	186	0	186
Buy		1,168,200	06/2004	22	0	22
Buy	MP	31,400	04/2004	83	0	83
Sell		31,400	04/2004	60	0	60
Buy		13,278	05/2004	0	(17)	(17)
Buy		11,099	06/2004	0	(7)	(7)
Buy	PN	4,338	05/2004	1	0	1
Buy		3,444	06/2004	2	0	2
Buy	RR	35,575	04/2004	0	(4)	(4)
Buy		35,638	05/2004	0	(2)	(2)
Buy		28,255	06/2004	0	(1)	(1)
Buy	S$	2,110	04/2004	9	0	9
Buy		2,113	05/2004	12	0	12
Buy		1,688	06/2004	18	0	18
Buy	SR	8,398	05/2004	68	0	68
Buy		6,790	06/2004	69	0	69
Buy	SV	41,172	05/2004	3	0	3
Buy		37,107	06/2004	16	0	16
Buy	T$	41,399	05/2004	8	0	8
Buy		32,878	06/2004	10	0	10

				$778	$(75)	$703

(f)	Principal amount denoted in indicated currency:

BR CP CY EC H$ IR KW MP PN RR S$ SR SV T$	- - - - - - - - - - - - - -

Brazilian Real

Chilean Peso

Chinese Yuan Renminbi

Euro

Hong Kong Dollar

Indonesian Rupiah

South Korean Won

Mexican Peso

Peruvian New Sol

Russian Ruble

Singapore Dollar

South African Rand

Slovakian Koruna

Taiwan Dollar

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	41

Summary Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

AUSTRALIA

Total Australia (h) (Cost $6,147)			$6,179	0.4%

AUSTRIA (k)(l)

Republic of Austria
5.000% due 07/15/2012	EC	12,700	16,932	1.1%

Total Austria (Cost $14,019)			16,932	1.1%

BELGIUM (k)(l)

Kingdom of Belgium
7.500% due 07/29/2008	EC	10,500	15,268	1.0%
6.250% - 7.000% due 11/21/2004 - 03/28/2007 (c)	BF	184,600	7,657	0.5%

Total Belgium (Cost $18,051)			22,925	1.5%

BRAZIL

Total Brazil (h) (Cost $7,004)			7,063	0.5%

CANADA (k)(l)

Commonwealth of Canada
6.000% due 06/01/2008	C$	34,300	28,857	1.8%
5.500% due 06/01/2009		17,400	14,436	0.9%
5.500% due 06/01/2010		17,300	14,363	0.9%
6.000% due 06/01/2011		12,700	10,833	0.7%

Total Canada (Cost $60,432)			68,489	4.3%

CAYMAN ISLANDS (k)(l)

MBNA Master Credit Card Trust
2.206% due 10/19/2006 (a)	EC	8,100	9,957	0.6%
Other Cayman Islands (h)			11,658	0.8%

Total Cayman Islands (Cost $21,639)			21,615	1.4%

CHILE

Total Chile (h) (Cost $2,005)			2,135	0.1%

DENMARK

Total Denmark (h) (Cost $2,777)			4,343	0.3%

FRANCE (k)(l)

Republic of France
7.250% due 04/25/2006	EC	7,000	9,475	0.6%
5.250% due 04/25/2008		47,000	63,004	4.0%
4.000% due 04/25/2009		4,050	5,186	0.3%
4.000% due 10/25/2009		30,070	38,351	2.4%
Other France (h)			1,239	0.1%

Total France (Cost $84,501)			117,255	7.4%

GERMANY (k)(l)

Republic of Germany
4.125% due 07/04/2008	EC	16,500	$21,251	1.4%
4.500% due 07/04/2009		20,300	26,555	1.7%
5.250% due 07/04/2010		30,700	41,670	2.6%
5.250% due 01/04/2011		28,400	38,599	2.4%
5.000% due 01/04/2012		56,300	75,420	4.8%
5.000% due 07/04/2012		24,500	32,734	2.1%
4.500% due 01/04/2013		47,885	61,856	3.9%
6.500% due 07/04/2027		75,260	116,005	7.3%
5.625% due 01/04/2028		11,630	16,112	1.0%
3.000% - 6.250% due 09/24/2004 - 01/04/2031 (c)		20,968	27,641	1.8%
Other Germany (h)			10,588	0.7%

Total Germany (Cost $425,865)			468,431	29.7%

IRELAND

Total Ireland (h) (Cost $3,449)			4,565	0.3%

ITALY (k)(l)

Republic of Italy
7.750% due 11/01/2006	EC	5,700	7,924	0.5%
Other Italy (h)			13,361	0.9%

Total Italy (Cost $18,172)			21,285	1.4%

JAPAN (k)(l)

Government of Japan
0.300% due 12/20/2007	JY	17,180,000	164,610	10.4%
1.900% due 09/20/2022		1,620,000	15,715	1.0%

Total Japan (Cost $160,473)			180,325	11.4%

LIBERIA

Total Liberia (h) (Cost $2,223)			2,229	0.1%

LUXEMBOURG

Total Luxembourg (h) (Cost $5,666)			6,036	0.4%

MEXICO

Total Mexico (h) (Cost $2,913)			3,495	0.2%

NETHERLANDS (k)(l)

Kingdom of Netherlands
6.000% due 01/15/2006	EC	12,000	15,723	1.0%
Other Netherlands (h)			12,730	0.8%

Total Netherlands (Cost $24,494)			28,453	1.8%

NEW ZEALAND

Total New Zealand (h) (Cost $3,134)			4,328	0.3%

42	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

		Principal Amount (000s)	Value (000s)	% of Net Assets

PANAMA

Total Panama (h) (Cost $2,898)			$3,386	0.2%

PERU

Total Peru (h) (Cost $7,857)			9,132	0.6%

RUSSIA

Total Russia (h) (Cost $4,602)			4,618	0.3%

SOUTH AFRICA

Total South Africa (h) (Cost $2,817)			2,818	0.2%

SPAIN (k)(l)

Kingdom of Spain
5.150% due 07/30/2009	EC	37,730	50,851	3.2%
5.350% due 10/31/2011		11,100	15,143	1.0%
Other Spain (h)			5,358	0.3%

Total Spain (Cost $52,776)			71,352	4.5%

SUPRANATIONAL (k)(l)

Eurofima
4.750% due 07/07/2004	SK	60,900	8,117	0.5%

Total Supranational (Cost $7,055)			8,117	0.5%

SWEDEN

Total Sweden (h) (Cost $2,676)			3,828	0.2%

TUNISIA

Total Tunisia (h) (Cost $309)			313	0.0%

UNITED KINGDOM (k)(l)

Haus Ltd.
2.347% due 12/14/2037 (a)	EC	7,048	8,693	0.6%
United Kingdom Gilt
4.000% due 03/07/2009	BP	1,950	3,489	0.2%
5.000% due 03/07/2012		34,100	63,853	4.0%
8.000% due 09/27/2013		24,800	56,956	3.6%
5.000% due 09/07/2014		8,170	15,339	1.0%
Other United Kingdom (h)			10,089	0.6%

Total United Kingdom (Cost $153,057)			158,419	10.0%

UNITED STATES

Asset-Backed Securities
Total Asset-Backed Securities (h)			26,773	1.7%

Corporate Bonds & Notes
Total Corporate Bonds & Notes (h)			71,314	4.5%

Mortgage-Backed Securities
J.P. Morgan Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		$10,100	11,612	0.7%
Other Mortgage-Backed Securities (h)			21,406	1.4%

			33,018	2.1%

Municipal Bonds & Notes
Total Municipal Bonds & Notes (h)			41,545	2.6%

Preferred Security
Total Preferred Security (h)			6,816	0.4%

U.S. Government Agencies
Fannie Mae
4.640% due 01/30/2008		13,700	13,864	0.9%
1.210% - 6.500% due 08/16/2006 - 03/25/2034 (c)		10,323	10,633	0.7%
Freddie Mac
5.750% due 04/29/2009		7,855	7,882	0.5%
3.333% - 9.050% due 05/15/2009 - 08/01/2032 (c)		12,473	12,788	0.8%
Small Business Administration
5.980% due 11/01/2022		7,769	8,440	0.5%
6.344% - 6.640% due 02/10/2011 - 08/10/2011		8,199	8,930	0.6%
Tennessee Valley Authority
4.875% due 12/15/2016		16,050	17,456	1.1%
5.880% due 04/01/2036		8,145	9,267	0.6%
5.980% due 04/01/2036		1,855	2,072	0.1%
Other U.S. Government Agencies (h)		16,973	17,625	1.1%

			108,957	6.9%

U.S. Treasury Obligations
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011		40,375	47,099	3.0%
3.000% due 07/15/2012		12,511	14,244	0.9%
2.000% - 4.250% due 01/15/2010 - 04/15/2028 (c)		4,492	5,506	0.4%
U.S. Treasury Bonds
7.500% due 11/15/2016		14,800	19,516	1.2%
8.125% due 08/15/2019		10,400	14,593	0.9%
6.250% due 08/15/2023		15,200	18,078	1.1%
U.S. Treasury Notes
5.000% due 08/15/2011		13,365	14,731	0.9%
4.000% due 02/15/2014		13,300	13,479	0.9%
U.S. Treasury Strips
0.000% due 08/15/2019		35,400	16,795	1.1%
0.000% due 08/15/2020		18,900	8,420	0.5%

			172,461	10.9%

Total United States (Cost $449,186)			460,884	29.1%

SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.010% - 1.015% due 06/30/2004 - 07/01/2004 (c)		17,300	17,255	1.1%
Freddie Mac
1.010% due 07/15/2004		12,900	12,861	0.8%
Rabobank USA Financial Corp.
1.060% due 04/01/2004		18,900	18,900	1.2%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		43,300	43,300	2.7%
Other Commerical Paper (h)			7,693	0.5%

			100,009	6.3%

Repurchase Agreement
State Street Bank
1.000% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,362. Repurchase proceeds are $4,272.)		4,272	4,272	0.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	43

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
U.S. Treasury Bills
0.998% due 06/03/2004-06/17/2004 (c)(d)(e)	$46,330	$46,235	2.9%

Total Short-Term Instruments (Cost $150,527)		150,516	9.5%

Total Investments (Cost $1,696,724)		$1,859,466	117.7%

Written Options (i) (Premiums $9,019)		(15,768)	(1.0)%

Other Assets and Liabilities (Net)		(264,370)	(16.7)%

Net Assets		$1,579,328	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $14,555 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Purchased Put Options Strike @ 107.500	06/2004	280	$0
Euro-Bund Purchased Put Options Strike @ 108.500	06/2004	10	0
Euribor Purchased Put Options Strike @ 93.000	12/2004	91	(12)
Euribor JuneLong Futures	06/2005	115	93
Euro-Bobl 5-Year Note Long Futures	06/2004	459	530
Euro-Bund 10-Year Note Long Futures	06/2004	965	1,226
Eurodollar June Long Futures	06/2004	177	367
Eurodollar June Short Futures	06/2004	177	(175)
Government of Japan 10-Year Note Long Futures	06/2004	190	(1,507)
U.S. Treasury 10-Year Note Long Futures	06/2004	2,489	3,179
U.S. Treasury 30-Year Bond Long Futures	06/2004	61	177

			$3,878

(e)	Securities with an aggregate market value of $27,450 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Broters, Inc. Exp. 03/15/2016	BP	30,200	$(616)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		10,120	(258)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		21,100	30
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		30,300	15
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		60,000	24
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/20/2018		11,600	(50)
Receive a fixed rate equal to 5.000% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/18/2008	C$	18,000	90
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	23,400	218
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		119,750	1,395
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		84,700	905
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		13,200	124
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		100,000	(310)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 3.750%.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2012		9,900	(249)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012		89,700	(10,128)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		72,300	(4,410)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		24,100	183
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		51,000	281

44	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/20/2018	EC	20,500	$98
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		57,050	244
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		78,100	417
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2031		4,000	(892)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	86,600	(806)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		117,000	(1,378)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2007	JY	525,000	26
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 1.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/24/2011		500,000	(20)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		2,008,000	(176)
Receive a fixed rate equal to 1.315% and pay floating rate based on 6-month JY-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/18/2013	JY	600,000	$(29)
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		3,410,000	65
Receive a fixed rate equal to 4.500% and pay floating rate based on 3-month SK-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2008	SK	48,000	112
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$4,400	3
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		2,400	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		1,700	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		2,200	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005		4,800	40
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005		6,000	54
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005		4,800	8
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		22,200	(817)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009		6,700	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2014		8,600	(531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014		74,100	(3,660)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2014		2,000	17
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014		113,100	(5,531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2024		57,500	(3,612)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024		72,900	$(4,799)

			$(33,923)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	45

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation

Call & Put - OTC% U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	6,220	$404

(h)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$110.000	05/21/2004	104	$48	$18
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	122	194	269
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	335	469	518
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	145	163	163

				$874	$968

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$8,300	$62	$89
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	06/14/2004	18,600	291	365
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%**	10/04/2004	700	23	84
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%*	10/04/2004	700	31	1
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	84,000	2,493	6,242
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	66,900	510	74
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	66,900	688	1,002
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	8,700	195	744
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500	%**	01/07/2005	42,500	1,944	3,631
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	7.000	%*	01/07/2005	2,500	48	3
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%**	08/04/2005	4,100	145	354
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%*	08/04/2005	4,100	212	59
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	1,175
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	194
Call - OTC 10 - Year Interest Rate Swap	Goldman Sachs & Co.	4.375	%**	12/15/2006	2,900	38	68
Call - OTC 30 - Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	10,000	297	715

						$8,145	$14,800

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(j)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$13,500	$15,254	$15,276
U.S. Treasury Note	3.000	07/15/2012	12,466	14,193	14,231
U.S. Treasury Note	3.625	05/15/2013	126,725	125,953	125,800
U.S. Treasury Note	4.250	08/15/2013	55,060	57,073	56,074

				$212,473	$211,381

46	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(k)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	A$	4,743	04/2004	$57	$0	$57
Buy	BP	43,032	04/2004	916	0	916
Sell		52,269	04/2004	208	(254)	(46)
Buy	BR	3,434	04/2004	15	0	15
Buy		892	05/2004	1	0	1
Sell	C$	92,854	04/2004	0	(1,021)	(1,021)
Buy	CP	72,806	04/2004	1	0	1
Buy	DK	1,861	06/2004	3	0	3
Sell		42,744	06/2004	0	(42)	(42)
Buy	EC	75,013	04/2004	116	(139)	(23)
Sell		651,079	04/2004	4,489	0	4,489
Buy	H$	19,526	04/2004	0	(4)	(4)
Buy		2,722	05/2004	0	0	0
Buy		2,668	06/2004	0	0	0
Buy	JY	692,837	04/2004	1	0	1
Sell		17,875,550	05/2004	0	(10,134)	(10,134)
Buy	KW	354,105	04/2004	3	0	3
Buy		349,350	05/2004	3	0	3
Buy		1,026,929	06/2004	7	0	7
Buy	MP	4,371	05/2004	0	(6)	(6)
Sell	N$	5,601	04/2004	0	(33)	(33)
Buy	PN	1,190	05/2004	0	0	0
Buy	RR	9,534	04/2004	0	(1)	(1)
Buy		12,830	05/2004	0	(1)	(1)
Buy	S$	483	04/2004	2	0	2
Buy		592	05/2004	3	0	3
Buy	SK	143	06/2004	0	0	0
Sell		88,173	06/2004	1	0	1
Buy	SR	2,163	05/2004	17	0	17
Buy	SV	10,935	05/2004	1	0	1
Buy	T$	14,904	05/2004	3	0	3

				$5,847	$(11,635)	$(5,788)

(l)	Principal amount denoted in indicated currency:

A$	-	Australian Dollar
BF	-	Belgian Franc
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	47

Summary Schedule of Investments

GNMA Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

U.S. GOVERNMENT AGENCIES

Fannie Mae
4.500% due 02/23/2011	$5,864	$6,012	1.5%
2.160% due 07/01/2011 (a)	6,021	6,081	1.5%
2.865% due 07/01/2011 (a)	2,515	2,537	0.6%
5.500% due 04/20/2019 (a)	3,000	3,126	0.8%
1.160% due 10/25/2033 (a)	2,965	2,969	0.7%
5.500% due 04/15/2034	7,000	7,173	1.7%
5.747% - 9.000% due 03/01/2018 - 08/01/2032 (e)	819	861	0.2%
Freddie Mac
3.494% - 7.500% due 05/01/2019 - 05/01/2031 (e)	402	266	0.1%
Government National Mortgage Association
6.500% due 09/20/2024	3,281	3,309	0.8%
1.390% due 12/16/2026 (a)	1,932	1,936	0.5%
1.490% due 06/16/2027 (a)	4,402	4,414	1.1%
1.290% due 01/16/2031 (a)	8,807	8,805	2.1%
7.000% due 07/15/2031	2,325	2,479	0.6%
1.290% due 02/16/2032 (a)	4,555	4,557	1.1%
7.000% due 05/15/2032	4,917	5,241	1.3%
1.340% due 08/16/2032 (a)	2,440	2,442	0.6%
5.000% due 07/15/2033	2,257	2,277	0.6%
5.000% due 08/15/2033	6,985	7,045	1.7%
5.000% due 09/15/2033	7,647	7,713	1.9%
5.000% due 10/15/2033	6,526	6,583	1.6%
5.500% due 11/15/2033	1,994	2,054	0.5%
5.500% due 01/15/2034	13,506	13,910	3.4%
4.500% due 01/20/2034 (a)	2,615	2,688	0.7%
5.500% due 02/15/2034	15,193	15,647	3.8%
5.500% due 03/15/2034	18,819	19,381	4.7%
5.000% due 04/22/2034	11,000	11,079	2.7%
5.500% due 04/22/2034	109,000	112,134	27.2%
6.000% due 04/22/2034	27,000	28,198	6.9%
6.500% due 04/22/2034	5,000	5,278	1.3%
6.500% due 05/20/2034	28,000	29,540	7.2%
0.000% - 7.500% due 05/20/2016 - 03/20/2034 (e)	24,463	25,552	6.2%
Other U.S. Government Agencies (h)		855	0.2%

Total U.S. Government Agencies (Cost $351,490)		352,142	85.8%

MORTGAGE-BACKED SECURITIES

Total Mortgage-Backed Securities (e) (Cost $8,022)		7,967	1.9%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (e) (Cost $10,519)		10,315	2.5%

SHORT-TERM INSTRUMENTS

Commercial Paper
ABN AMRO Mortgage Corp.
1.025% due 06/11/2004	8,070	8,053	2.0%
Alcon Capital Corp.
1.020% due 05/25/2004	9,500	9,485	2.3%
Anz (Delaware), Inc.
1.020% - 1.030% due 06/03/2004 - 07/08/2004 (e)	9,700	9,679	2.4%
Barclays U.S. Funding Corp.
1.020% - 1.030% due 05/21/2004 - 06/08/2004 (e)	10,200	10,182	2.5%
CBA (de) Finance
1.020% - 1.025% due 06/09/2004 - 06/11/2004 (e)	8,800	8,782	2.1%
Danske Corp.
1.025% due 06/18/2004	8,300	8,281	2.0%
European Investment Bank
1.010% due 05/25/2004 - 06/15/2004 (e)	10,200	10,183	2.5%
Fannie Mae
1.010% - 1.015% due 06/23/2004 - 07/01/2004 (e)	16,500	16,460	4.0%
Freddie Mac
1.010% due 06/01/2004 - 07/15/2004 (e)	8,400	8,381	2.0%
General Electric Capital Corp.
1.040% due 07/08/2004	8,500	8,476	2.1%
HBOS Treasury Services PLC
1.030% - 1.040% due 06/21/2004 - 07/01/2004 (e)	10,800	10,774	2.6%
Pfizer, Inc.
1.015% due 06/03/2004	7,100	7,087	1.7%
Rabobank USA Financial Corp.
1.060% due 04/01/2004	9,900	9,900	2.4%
Royal Bank of Scotland PLC
1.025% due 05/06/2004	2,600	2,597	0.6%
Shell Finance (UK) PLC
1.020% due 06/03/2004	2,300	2,296	0.6%
Stadshypotek, Inc.
1.030% due 05/27/2004	8,900	8,886	2.2%
Svenska Handelsbank, Inc.
1.025% due 05/24/2004	8,800	8,787	2.1%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	9,900	9,900	2.4%
UBS Finance, Inc.
1.025% - 1.030% due 06/10/2004 - 06/29/2004 (e)	9,700	9,679	2.4%
Westpac Capital Corp.
1.030% due 07/07/2004 - 07/12/2004 (e)	4,300	4,288	1.0%

		172,156	41.9%

Repurchase Agreements
Credit Suisse First Boston
0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.982% due 08/19/2004 valued at $17,262. Repurchase proceeds are $16,900.)	16,900	16,900	4.1%

State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 2.125% due 10/06/2005 valued at $692. Repurchase proceeds are $678.)	678	678	0.2%

		17,578	4.3%

U.S. Treasury Bills
1.023% due 05/06/2004-06/17/2004 (c)(e)	35,795	35,736	8.7%

Total Short-Term Instruments (Cost $225,478)		225,470	54.9%

Total Investments (Cost $595,509)		$595,894	145.1%

Written Options (f) (Premiums $867)		(810)	(0.2)%

Other Assets and Liabilities (Net)		(184,489)	(44.9)%

Net Assets		$410,595	100.0%

Notes to Summary Schedule of Investments (amounts in thousands):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

48	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(c)	Securities with an aggregate market value of $749 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	$4,550	$0
Receive floating rate based on 3-month LIBOR with 6.940% interest rate cap and pay a premium amount of $316.
Counterparty: Lehman Brothers, Inc. Exp. 07/01/2011	8,000	(125)

		$(125)

(e)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(f)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$30,000	$504	$592
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	30,000	363	218

						$867	$810

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(g)	Short sales open at March31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	4.500	04/26/2011	$5,650	$5,775	$5,787
Fannie Mae	6.000	04/15/2034	1,000	1,041	1,040
Fannie Mae	6.500	04/15/2034	7,000	7,354	7,364
Fannie Mae	5.000	05/13/2034	15,000	15,019	15,011

				$29,189	$29,202

(h)	The aggregate value of fair valued securities is $7,which is 0.00% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	49

Summary Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Bluewater Finance Ltd.
10.250% due 02/15/2012	$39,540	$41,319	0.6%
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	126,430	128,484	1.7%
8.000% due 03/25/2009	150,350	151,666	2.0%
Gemstone Investors Ltd.
7.710% due 10/31/2004	48,493	48,614	0.7%
Mizuho Preferred Capital CO.
8.790% due 12/29/2049 (b)	37,492	42,553	0.6%
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	71,275	61,653	0.8%
Rotech Healthcare, Inc.
9.500% due 04/01/2012	40,512	43,753	0.6%
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (b)	167,969	186,439	2.5%
Other Banking & Finance (c)		376,270	5.1%

		1,080,751	14.6%

Industrials
AEC Ironwood LLC
8.857% due 11/30/2025	51,664	56,313	0.8%
Allied Waste North America, Inc.
9.250% due 09/01/2012	32,275	36,874	0.5%
6.500% - 10.000% due 04/01/2008 - 11/15/2010 (a)	83,434	89,798	1.2%
American Media Operations, Inc.
10.250% due 05/01/2009	38,254	40,262	0.5%
Crown European Holdings S.A.
9.500% due 03/01/2011	37,100	41,830	0.6%
10.875% due 03/01/2013	22,120	25,880	0.3%
CSC Holdings, Inc.
7.625% due 04/01/2011	42,153	44,682	0.6%
6.750% - 8.125% due 12/15/2007 - 04/15/2012 (a)	32,405	33,925	0.5%
DirecTV Holdings LLC
8.375% due 03/15/2013	35,195	40,298	0.5%
Dresser, Inc.
9.375% due 04/15/2011	42,240	46,253	0.6%
El Paso Corp.
6.750% - 7.875% due 09/01/2008 - 01/15/2032 (a)	82,600	70,659	1.0%
Ferrellgas Partners LP
8.780% due 08/01/2007 (h)	14,000	15,881	0.2%
8.870% due 08/01/2009 (h)(k)	7,300	8,557	0.1%
6.990% - 8.750% due 08/01/2005 - 06/15/2012 (a)	51,188	55,652	0.8%
Georgia-Pacific Corp.
9.125% due 07/01/2022	38,982	40,493	0.5%
8.000% - 9.500% due 02/01/2013 - 05/15/2031 (a)	77,604	82,208	1.1%
Hanover Equipment Trust
8.500% due 09/01/2008	51,295	55,142	0.7%
Hilton Hotels Corp.
7.625% due 12/01/2012	43,285	49,940	0.7%
Hollinger International Publishing
9.000% due 12/15/2010	37,446	41,378	0.6%
ISP Chemco, Inc.
10.250% due 07/01/2011	39,455	44,880	0.6%
Mandalay Resort Group
9.375% due 02/15/2010	59,537	71,221	1.0%
6.500% - 7.625% due 07/31/2009 - 07/15/2013 (a)	14,360	15,759	0.2%
Mediacom Broadband LLC
11.000% due 07/15/2013	35,075	37,706	0.5%
MGM Mirage, Inc.
8.375% due 02/01/2011	42,330	49,103	0.7%
Midwest Generation LLC
8.300% due 07/02/2009	3,900	4,036	0.1%
8.560% due 01/02/2016	92,755	98,784	1.3%
Owens-Brockway Glass Container, Inc.
7.750% - 8.875% due 02/15/2009 - 05/15/2013 (a)	76,885	81,920	1.1%
PanAmSat Corp.
8.500% due 02/01/2012	60,228	63,239	0.9%
Park Place Entertainment Corp.
7.000% due 04/15/2013	44,538	48,769	0.7%
Peabody Energy Corp.
6.875% due 03/15/2013	40,930	44,409	0.6%
Quebecor Media, Inc.
11.125% due 07/15/2011	37,679	43,425	0.6%
Qwest Corp.
9.125% due 03/15/2012	45,430	51,790	0.7%
7.200% - 8.875% due 11/01/2004 - 06/01/2031 (a)	31,880	33,012	0.4%
Roundy’s, Inc.
8.875% due 06/15/2012	33,703	37,242	0.5%
Tenet Healthcare Corp.
7.375% due 02/01/2013	68,890	62,518	0.8%
6.375% - 6.500% due 12/01/2011 - 06/01/2012 (a)	30,750	26,715	0.5%
Tenneco Automotive, Inc.
10.250% due 07/15/2013	32,050	37,018	0.4%
Williams Cos., Inc.
7.875% due 09/01/2021	35,915	36,544	0.5%
6.625% - 8.750% due 11/15/2004 - 03/15/2032 (a)	102,107	106,980	1.4%
Other Industrials (c)		1,990,369	26.9%

		3,861,464	52.2%

Utilities
AES Corp.
8.750% due 05/15/2013	71,765	79,300	1.1%
8.540% - 10.000% due 12/12/2005 - 11/30/2019 (a)	47,872	51,538	0.7%
American Cellular Corp.
10.000% due 08/01/2011	38,475	37,128	0.5%
CMS Energy Corp.
7.000% due 01/15/2005	40,164	40,967	0.6%
7.500% - 9.875% due 11/15/2004 - 08/01/2010 (a)	61,005	63,683	0.8%
Edison International, Inc.
6.875% due 09/15/2004	37,684	38,438	0.5%
NRG Energy, Inc.
8.000% due 12/15/2013	39,395	40,872	0.6%
PSEG Energy Holdings, Inc.
8.500% due 06/15/2011	51,885	57,852	0.8%
7.750% - 10.000% due 04/16/2007 - 10/01/2009 (a)	34,845	38,871	0.5%
TECO Energy, Inc.
7.500% due 06/15/2010	36,950	39,998	0.5%
Other Utilities (c)		328,556	4.4%

		817,203	11.0%

Total Corporate Bonds & Notes (Cost $5,516,176)		5,759,418	77.8%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (c) (Cost $3,918)		3,948	0.1%

U.S. GOVERNMENT AGENCIES

Total U.S. Government Agencies (c) (Cost $66)		66	0.0%

50	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets

MORTGAGE-BACKED SECURITIES

Continental Airlines, Inc.
6.920% due 04/02/2013 (i)		$28,504	$29,116	0.4%
Other Mortgage-Backed Securities (c)		4,517	2,256	0.0%

Total Mortgage-Backed Securities (Cost $29,728)			31,372	0.4%

ASSET-BACKED SECURITIES

AES Corp.
5.320% due 07/29/2008 (b)		1,429	1,449	0.0%
Georgia-Pacific Corp.
2.915% - 2.925% due 11/03/2005 (a)		936	930	0.0%
Qwest Corp.
6.500% due 06/30/2007 (b)		76,500	79,281	1.1%
6.950% due 06/05/2010 (b)		8,500	8,632	0.1%
Other Asset-Backed Securities (c)			199,637	2.7%

Total Asset-Backed Securities (Cost $284,922)			289,929	3.9%

SOVEREIGN ISSUES

Republic of Brazil
8.000% due 04/15/2014		79,851	78,384	1.1%
11.000% due 08/17/2040		36,750	39,433	0.6%
2.000% - 12.250% due 04/15/2006 - 01/20/2034 (a)		101,173	105,340	1.4%
Republic of Panama
8.875% - 10.750% due 02/08/2011 - 04/01/2029 (a)		77,842	91,154	1.2%
Republic of Peru
9.125% due 02/21/2012		59,715	67,926	0.9%
4.500% - 9.875% due 01/15/2008 - 03/07/2017 (a)		30,023	32,864	0.4%
Russian Federation
5.000% due 03/31/2030 (b)		55,638	55,860	0.8%
Other Sovereign Issues (c)			29,925	0.4%

Total Sovereign Issues (Cost $463,777)			500,886	6.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Crown European Holdings S.A.
10.250% due 03/01/2011	EC	9,000	12,498	0.2%
El Paso Corp.
5.750% - 7.125% due 03/14/2006 - 05/06/2009 (a)		33,920	36,456	0.4%
Other Foreign Currency - Denominated Issues (c)			242,061	3.3%

Total Foreign Currency-Denominated Issues (Cost $237,789)			291,015	3.9%

CONVERTIBLE BONDS & NOTES

Banking & Finance
Total Banking & Finance (c)			21,368	0.3%

Healthcare
Total Healthcare (c)			975	0.0%

Industrials
Total Industrials (c)			53,290	0.7%

Utilities
Total Utilities (c)			19,266	0.3%

Total Convertible Bonds & Notes (Cost $92,628)			94,899	1.3%

PURCHASED PUT OPTIONS

Total Purchased Put Options (c) (Cost $28)			35	0.0%

COMMON STOCKS

Total Common Stocks (c) (Cost $9,321)			$4,088	0.1%

CONVERTIBLE PREFERRED STOCK

Total Convertible Preferred Stock (c) (Cost $4,170)			3,012	0.0%

PREFERRED STOCK

	Shares

Cablevision Systems New York Group
11.125% due 04/01/2008	429,785	45,020	0.6%
Other Preferred Stock (c)		59,784	0.8%

Total Preferred Stock (Cost $101,735)		104,804	1.4%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Commercial Paper
Fannie Mae
1.010% due 07/01/2004 - 07/20/2004 (a)	$37,929	37,821	0.5%
Federal Home Loan Bank
1.010% due 04/01/2004	40,000	40,000	0.6%
UBS Finance, Inc.
1.020% due 06/23/2004 - 06/28/2004 (a)	84,200	83,997	1.1%

		161,818	2.2%

Repurchase Agreement
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $29,844. Repurchase proceeds are $29,255.)	29,254	29,254	0.4%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (a)(d)(e)	44,770	44,678	0.6%

Total Short-Term Instruments (Cost $235,766)		235,750	3.2%

Total Investments (Cost $6,980,024)		$7,319,222	98.9%

Written Options (g) (Premiums $24,892)		(22,755)	(0.3)%

Other Assets and Liabilities (Net)		103,877	1.4%

Net Assets		$7,400,344	100.0%

Notes to Summary Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(b)	Variable rate security.
(c)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	51

Summary Schedule of Investments (Cont.)

High Yield Fund

March 31, 2004

(d) Securities with an aggregate market value of $16,490 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 89.000	03/2005	1,915	$(26)
Euro-Bobl 5-Year Note Long Futures	06/2004	1,576	2,683
Euribor June Long Futures	06/2005	705	699
Euribor September Long Futures	09/2005	314	(38)
Euribor December Long Futures	12/2005	896	(203)
Eurodollar March Long Futures	03/2005	258	152
Eurodollar March Long Futures	03/2006	766	(240)
Eurodollar June Long Futures	06/2005	766	(231)
Eurodollar September Long Futures	09/2005	766	(231)
Eurodollar December Long Futures	12/2004	169	452
Eurodollar December Long Futures	12/2005	766	(221)

			$2,796

(e) Securities with an aggregate market value of $27,951 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(f) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	$5,000	$(18)
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Hilton Hotels Corp. 3.375% due 04/15/2023.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	4
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	16,000	16
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	6,000	5
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	15
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Royal Caribbean Cruises Ltd. 0.00% due 05/18/2021.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	10
Receive a fixed rate equal to 1.760% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Credit Suisse First Boston Exp. 07/20/2004	10,000	29
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of FirstEnergy Corp. 5.500% due 11/15/2006.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/07/2004	5,000	10
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.350% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: UBS Warburg LLC Exp. 09/20/2004	10,000	26
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004	8,000	31
Receive a fixed rate equal to 1.520% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	5,000	9
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,000	2
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Ford Motor Co. 7.250% due 10/01/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2004	10,000	(12)
Receive a fixed rate equal to 6.750% and the Fund will pay to the counterparty at par in the event of default of Xerox Corp. 9.750% due 01/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 12/20/2004	5,000	191
Receive a fixed rate equal to 1.040% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/07/2005	18,500	43
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	5,000	42
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45

52	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Citizen Communications Co. 9.250% due 05/15/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	$2,000	$0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Electronic Data Systems Corp. 7.125% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Harrah’s Operating Co. 8.000% due 02/01/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 11/15/2028.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 6.875% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,000	60
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/20/2005	8,000	172
Pay a fixed rate equal to 1.420% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	(30)
Pay a fixed rate equal to 1.450% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	(15)
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	102
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	41
Receive a fixed rate equal to 2.950% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc. 7.750% due 04/16/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/04/2006	6,500	256
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc. 8.625% due 02/15/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2006	5,000	206
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	37,500	(993)
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: Credit Suisse First Boston Exp. 03/20/2009	5,000	(132)
Receive a fixed rate equal to 4.100% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	40,000	(1,310)
Receive a fixed rate equal to 3.250% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% to 03/31/2007 and 7.500% thereafter due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2013	20,000	1,121
Receive a fixed rate equal to 3.270% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/28/2013	17,000	977
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	192,200	(12,214)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2024	12,000	(864)

		$(12,099)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	53

Summary Schedule of Investments (Cont.)

High Yield Fund

March 31, 2004

(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	1,572	$911	$98
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	1,454	1,426	182
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	2,070	2,262	3,202
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	956	564	971

				$5,163	$4,453

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.750	%**	07/19/2004	$182,900	$1,491	$2,259
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	182,900	1,097	168
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	117,800	2,780	7,100
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	206,100	3,566	211
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500	%**	01/07/2005	4,400	91	376
Call - OTC 7-Year Interest Rate Swap	Wachovia Bank, N.A.	5.500	%**	01/07/2005	72,100	3,482	6,167
Call - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	4.000	%**	10/07/2004	68,300	1,052	787
Put - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	6.500	%*	10/07/2004	68,300	2,015	71
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/07/2004	92,500	1,512	1,066
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	6.500	%*	10/07/2004	92,500	2,643	97

						$19,729	$18,302

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Bombardier Capital, Inc.	08/11/2003	$21,178	$23,047	0.31%
Continental Airlines, Inc.	07/01/2003	25,471	29,116	0.39
Ferrellgas Partners LP	06/30/2003	15,264	15,881	0.21
Ferrellgas Partners LP	06/30/2003	8,146	8,557	0.12
Rocky River Realty	11/22/2000	1,589	1,763	0.02
Wilmington Trust Co.-Tucson Electric	01/07/1993 - 05/16/2003	7,602	8,628	0.12
Wilmington Trust Co.-Tucson Electric	06/29/1993	368	408	0.01

		$79,618	$87,400	1.18%

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	9,763	04/2004	$109	$0	$109
Sell		292,921	04/2004	2,188	0	2,188
Buy	JY	8,147,506	05/2004	4,620	0	4,620

				$6,917	$0	$6,917

(j)	Principal amount denoted in indicated currency:

EC - Euro

JY - Japanese Yen

(k)	The aggregate value of fair valued securities is $43,955, which is 0.59% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

54	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Schedule of Investments

International StocksPLUS TR Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 0.5%

Utilities 0.5%
Pacific Gas & Electric Co.
1.810% due 04/03/200 (a)	$100	$100

Total Corporate Bonds & Notes (Cost $100)		100

MUNICIPAL BONDS & NOTES 4.2%

Akron, Ohio Community Learning Centers Income Tax Revenue Bonds, (FGIC Insured), Series 2004-A
5.000% due 12/01/2033	70	73

Arizona Educational Loan Marketing Corp. Revenue Bonds, Series 2002
1.100% due 12/01/2037 (a)	100	100

Connecticut Student Loan Foundation Revenue Bonds, (GTD Student Loan Insured), Series 2003
1.090% due 06/01/2033 (a)	200	200

Dallas, Texas Independant School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 02/15/2026	100	104

Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.089% due 09/01/2036 (a)	100	100

Missouri Higher Education Loan Authority Student Loan Revenue Bonds, (GTD Student Loans Insured), Series 2002 - L
1.110% due 07/01/2032 (a)	100	100

Pennsylvania State Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.100% due 10/01/2040 (a)	100	100

Total Municipal Bonds & Notes (Cost $775)		777

U.S. GOVERNMENT AGENCIES 15.6%

Fannie Mae
1.210% due 03/25/2034 (a)	199	198
2.375% due 11/25/2023 (a)	350	365
5.500% due 04/15/2034	1,491	1,529
5.684% due 07/01/2032 (a)	490	498
Government National Mortgage Association
4.625% due 11/20/2024 (a)	320	329

Total U.S. Government Agencies (Cost $2,898)		2,919

U.S. TREASURY OBLIGATIONS 6.4%

Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	172	195
U.S. Treasury Notes
1.625% due 04/30/2005	600	603
1.250% due 05/31/2005	400	400

Total U.S. Treasury Obligations (Cost $1,192)		1,198

MORTGAGE-BACKED SECURITIES 1.1%

Countrywide Home Loans, Inc.
1.370% due 05/25/2034 (a)(h)	100	100
GSRPM Mortgage Loan Trust
1.790% due 01/25/2032 (a)	100	101

Total Mortgage-Backed Securities (Cost $201)		201

ASSET-BACKED SECURITIES 2.5%

ACE Securities Corp.
1.210% due 02/25/2034 (a)	100	100
Amortizing Residential Collateral Trust
1.380% due 07/25/2032 (a)	40	40
Countrywide Asset-Backed Certificates
1.230% due 11/25/2020 (a)	73	73
Residential Asset Securities Corp.
1.320% due 09/25/2031 (a)	52	52
SLM Student Loan Trust
1.110% due 12/15/2016 (a)	100	100
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)	96	95

Total Asset-Backed Securities (Cost $461)		460

SOVEREIGN ISSUES 2.1%

Banque Centrale De Tunisie
7.375% due 04/25/2012	39	45
Republic of Brazil
14.500% due 10/15/2009	80	102
Republic of Panama
9.625% due 02/08/2011	39	47
Republic of Peru
9.125% due 02/21/2012	37	42
United Mexican States
10.375% due 02/17/2009	122	158

Total Sovereign Issues (Cost $380)		394

EXCHANGE-TRADED FUNDS 2.5%

	Shares
Index Funds 2.5%
iShares MSCI EAFE Trust	3,346	474

Total Index Funds (Cost $460)		474

SHORT-TERM INSTRUMENTS 65.9%

	Principal Amount (000s)
Certificates of Deposit 3.2%
Chase Manhattan Bank USA
1.030% due 05/28/2004	$300	300
Citibank New York N.A.
1.035% due 04/30/2004	200	200
1.040% due 06/04/2004	100	100

		600

Commercial Paper 58.9%
ABN AMRO North America
1.025% due 05/20/2004	100	100
1.045% due 06/07/2004	400	399
Anz (Delaware), Inc.
1.025% due 04/08/2004	200	200
1.030% due 05/17/2004	100	100
1.035% due 06/21/2004	200	199
Barclays U.S. Funding Corp.
1.025% due 04/02/2004	200	200
1.020% due 05/24/2004	300	300
CBA (de) Finance
1.030% due 04/13/2004	100	100
1.030% due 05/10/2004	100	100
Danske Corp.
1.030% due 05/10/2004	400	400
1.025% due 05/17/2004	100	100
E.I. du Pont de Nemours & Co.
1.015% due 05/13/2004	200	200
European Investment Bank
1.015% due 04/13/2004	500	500
Fannie Mae
1.020% due 05/05/2004	400	400
1.000% due 06/23/2004	200	199
1.005% due 07/01/2004	100	100
1.010% due 07/01/2004	200	199
1.030% due 07/01/2004	200	199
Freddie Mac
1.040% due 04/01/2004	1,700	1,700
1.035% due 04/06/2004	1,000	1,000
1.000% due 04/13/2004	700	700
1.010% due 07/15/2004	200	199
General Electric Capital Corp.
1.110% due 04/08/2004	300	300
1.030% due 05/27/2004	200	200
HBOS Treasury Services PLC
1.055% due 06/04/2004	200	200
1.060% due 06/11/2004	300	299
Rabobank Netherland NV
1.030% due 05/10/2004	500	499
Royal Bank of Scotland PLC
1.000% due 04/12/2004	500	500
Svenska Handlesbanken, Inc.
1.025% due 05/24/2004	400	399
UBS Finance, Inc.
1.095% due 04/01/2004	300	300
1.030% due 06/10/2004	200	200
Westpac Trust Securities NZ Ltd.
1.100% due 04/08/2004	300	300
1.040% due 06/24/2004	200	199

		10,990

Repurchase Agreements 3.0%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $569. Repurchase proceeds are $556.)	556	556

U.S. Treasury Bills 0.8%
1.000% due 06/03/2004- 06/17/2004 (b)(d)	155	155

Total Short-Term Instruments (Cost $12,301)		12,301

Total Investments 100.8% (Cost $18,768)		$18,824

Other Assets and Liabilities (Net) (0.8%)		(154)

Net Assets 100.0%		$18,670

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	55

Schedule of Investments (Cont.)

International StocksPLUS TR Strategy Fund

March 31, 2004

(d)	Securities with an aggregate market value of $155 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5-Year Note Long Futures	06/2004	12	$18
Eurodollar December Long Futures	12/2005	7	4
United Kingdom 90-Day LIBOR Long Futures	12/2004	11	(3)
U.S. Treasury 10-Year Note Long Futures	06/2004	54	95

			$114

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	200	$3

	# of Contracts
Receive total return on a currency basket and pay a floating rate based on 1-month LIBOR plus 0.750%.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2005		128,088	0

			$3

Type	Fixed Spread (%)	Fixed Notional Amount	Unrealized Appreciation

Receive a fixed spread and pay On-The Run 10-year Swap Spread. The On-The-Run 10-year Swap Spread is the difference between the 10-year Swap Rate and the 10-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.378	$100	$0
Receive a fixed spread and pay On-The Run 10-year Swap Spread. The On-The-Run 10-year Swap Spread is the difference between the 10-year Swap Rate and the 10-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.378	100	0
Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.315	300	0
Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.318	300	0

			$0

(f)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Sell	BP	53	04/2004	$0	$0	$0
Buy	EC	62	04/2004	1	0	1
Sell		139	04/2004	1	0	1

				$2	$0	$2

(g)	Principal amount denoted in indicated currency:

BP - British Pound

EC - Euro

(h)	The aggregate value of fair valued securities is $100, which is 0.54% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

56	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)		$54,400	$54,626	0.4%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		60,200	60,159	0.4%
Other Banking & Finance (b)			276,791	1.9%

			391,576	2.7%

Industrials
Waste Management, Inc.
6.500% due 05/15/2004		65,500	65,849	0.4%
Other Industrials (b)			161,737	1.1%

			227,586	1.5%

Utilities
France Telecom S.A.
8.200% due 03/01/2006		66,900	73,971	0.5%
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)		90,000	90,052	0.6%
Other Utilities (b)			177,398	1.2%

			341,421	2.3%

Total Corporate Bonds & Notes (Cost $974,460)			960,583	6.5%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (b) (Cost $198,866)			198,938	1.4%

U.S. GOVERNMENT AGENCIES

Fannie Mae
6.000% due 07/01/2017		85,221	89,849	0.6%
5.500% due 09/01/2017		55,348	57,739	0.4%
5.000% due 10/01/2017		59,110	61,593	0.4%
5.500% due 10/01/2017		118,471	123,589	0.8%
5.500% due 11/01/2017		98,426	102,678	0.7%
5.000% due 01/01/2018		88,990	91,588	0.6%
5.000% due 02/01/2018		109,889	113,112	0.8%
5.500% due 03/01/2018		62,957	65,676	0.4%
5.000% due 05/01/2018		150,323	154,727	1.0%
5.000% due 06/01/2018		259,465	267,074	1.8%
5.000% due 07/01/2018		171,241	176,258	1.2%
5.000% due 08/01/2018		102,643	105,654	0.7%
5.000% due 09/01/2018		71,348	73,441	0.5%
5.000% due 04/25/2033		139,977	142,568	1.0%
0.950% - 16.000% due 06/01/2005 - 11/01/2039 (d)		690,828	718,838	5.0%
Freddie Mac
6.500% due 07/25/2043		114,301	122,659	0.8%
1.540% - 16.000% due 07/01/2004 - 04/15/2034 (d)		144,416	142,984	1.0%
Other U.S. Government Agencies (h)			108,931	0.7%

Total U.S. Government Agencies (Cost $2,668,558)			2,718,958	18.4%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007		100,396	110,675	0.7%
3.625% due 01/15/2008		319,280	361,460	2.4%
3.875% due 01/15/2009		407,714	473,761	3.3%
3.500% - 4.250% due 01/15/2010 - 01/15/2011 (d)		28,388	33,411	0.2%
U.S. Treasury Note
1.875% - 7.875% due 05/31/2004 - 11/15/2004 (d)		1,194	1,214	0.0%

Total U.S. Treasury Obligations (Cost $940,884)			980,521	6.6%

MORTGAGE-BACKED SECURITIES

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031		48,441	49,575	0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.948% due 01/25/2034 (a)		64,853	65,977	0.4%
5.467% due 03/25/2033 (a)		53,104	54,587	0.4%
4.238% - 6.037% due 11/25/2030 - 03/25/2033 (d)		68,396	69,422	0.5%
Countrywide Alternative Loan Trust
6.500% due 06/25/2033		78,788	81,551	0.5%
Impac CMB Trust
1.340% due 01/25/2034 (a)		53,596	53,656	0.4%
MASTR Asset Securitization Trust
5.500% due 09/25/2033		56,927	57,268	0.4%
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (a)		54,827	54,653	0.4%
Other Mortgage-Backed Securities (b)			331,772	2.2%

Total Mortgage-Backed Securities (Cost $820,286)			818,461	5.5%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (b) (Cost $201,015)			202,296	1.4%

SOVEREIGN ISSUES

Republic of Brazil
2.000% due 04/15/2006 (a)		52,280	51,335	0.4%
Other Sovereign Issues (b)			43,691	0.3%

Total Sovereign Issues (Cost $92,683)			95,026	0.7%

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)

Republic of Germany
5.250% due 07/04/2010	EC	47,800	64,880	0.4%

Total Foreign Currency-Denominated Issues (Cost $63,957)			64,880	0.4%

	Shares
PREFERRED SECURITY

DG Funding Trust
3.413% due 12/29/2049 (b)		9,576	101,984	0.7%

Total Preferred Security (Cost $100,904)			101,984	0.7%

PREFERRED STOCK

Total Preferred Stock (a) (Cost $6,161)			4,465	0.0%

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS

Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 04/15/2004 - 05/28/2004 (d)		$125,700	125,700	0.8%
Citibank New York N.A.
1.030% - 1.035% due 04/22/2004 - 04/30/2004 (d)		150,000	150,000	1.0%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004		100,000	100,000	0.7%

			375,700	2.5%

Commercial Paper
CDC Commercial Corp.
1.040% due 05/18/2004		50,000	49,932	0.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	57

Summary Schedule of Investments (Cont.)

Low Duration Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

Danske Corp.
1.030% due 05/11/2004		$50,000	$49,943	0.3%
Fannie Mae
1.010% - 1.020% due 05/05/2004 - 07/20/2004 (d)		1,777,600	1,773,493	12.1%
Federal Home Loan Bank
0.995% - 1.010% due 04/01/2004 - 05/26/2004 (d)		1,319,700	1,318,793	8.9%
Freddie Mac
1.000% - 1.040% due 04/20/2004 - 07/15/2004 (d)		667,400	666,684	4.5%
General Electric Capital Corp.
1.030% due 04/26/2004		50,000	49,964	0.3%
Nestle Capital Corp.
1.010% due 04/21/2004		50,000	49,972	0.3%
Pfizer, Inc.
1.010% due 06/01/2004 - 06/04/2004(d)		86,500	86,343	0.6%
Rabobank USA Financial Corp.
1.025% - 1.060% due 04/01/2004 - 04/20/2004 (d)		444,100	444,073	3.0%
Royal Bank of Scotland PLC
1.025% due 05/06/2004		147,900	147,753	1.0%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		406,900	406,900	2.8%
UBS Finance, Inc.
1.010% - 1.070% due 04/05/2004 - 06/29/2004 (d)		446,900	446,629	3.0%
Other Commercial Paper (b)			46,253	0.3%

			5,536,732	37.4%

Belgium Treasury Bills
Kingdom of Belgium
0.010% due 07/15/2004	EC	141,800	173,727	1.2%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $12,547. Repurchase proceeds are $12,296.)		$12,296	12,296	0.1%

U.S. Treasury Bills
1.015% due 04/22/2004 - 06/17/2004 (c)(d)(f)		2,501,855	2,498,848	16.9%

Total Short-Term Instruments (Cost $8,598,427)			8,597,303	58.1%

Total Investments (Cost $14,666,201)			$14,743,415	99.7%

Written Options (h) (Premiums $4,378)			(4,815)	0.0%

Other Assets and Liabilities (Net)			55,543	0.3%

Net Assets			$14,794,143	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $47,570 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 97.500	09/2004	100	$31
Euribor Written Put Options Strike @ 97.000	12/2004	588	581
Euribor June Long Futures	06/2005	1,798	1,764
Euribor September Long Futures	09/2005	2,135	405
Euribor December Long Futures	12/2005	4,184	(88)
Eurodollar March Long Futures	03/2005	2,095	4,341
Eurodollar March Long Futures	03/2006	2,129	(534)
Eurodollar June Long Futures	06/2005	4,056	3,612
Eurodollar September Long Futures	09/2005	3,809	3,051
Eurodollar December Long Futures	12/2004	2,007	3,545
Eurodollar December Long Futures	12/2005	2,224	(479)
U.S. Treasury 2-Year Note Long Futures	06/2004	49	(11)
U.S. Treasury 30-Year Bond Short Futures	06/2004	2,000	1,389

			$17,607

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $1,497 have been pledged as collateral for swap and swaption contracts at March31, 2004.
(g)	Swap agreements outstanding at March31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	95,800	$(3,011)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2008	EC	9,800	(10)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008		218,800	(476)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		297,500	(1,298)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		411,600	(1,874)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		500,000	(2,062)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		148,500	2,001
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$16,400	10
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004		30,000	36

58	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	$50,000	$58
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	7,150	15
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	5,000	1
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	4,500	54

		$(6,556)

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	4,221	$2,269	$4,287
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,221	2,109	528

				$4,378	$4,815

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	8,842	04/2004	$38	$0	$38
Buy		9,247	05/2004	13	0	13
Buy		10,200	06/2004	13	0	13
Buy	CP	459,048	04/2004	7	0	7
Buy		2,113,577	05/2004	0	(8)	(8)
Buy		2,060,468	06/2004	0	(26)	(26)
Buy	EC	19,481	04/2004	265	0	265
Sell		216,940	04/2004	1,369	0	1,369
Buy	H$	23,838	04/2004	1	0	1
Buy		24,188	05/2004	0	(1)	(1)
Buy		26,430	06/2004	0	0	0
Buy	IR	232,521	06/2004	197	0	197
Buy	JY	6,448,787	05/2004	3,657	0	3,657
Buy	KW	3,553,821	04/2004	31	0	31
Buy		3,621,828	05/2004	34	0	34
Buy		4,012,000	06/2004	75	0	75
Buy	MP	33,002	05/2004	0	(43)	(43)
Buy		38,117	06/2004	0	(24)	(24)
Buy	PN	10,667	05/2004	2	0	2
Buy		11,829	06/2004	6	0	6
Buy	RR	87,116	04/2004	0	(9)	(9)
Buy		88,672	05/2004	0	(6)	(6)
Buy		97,036	06/2004	0	(3)	(3)
Buy	S$	5,168	04/2004	23	0	23
Buy		5,258	05/2004	29	0	29
Buy		5,796	06/2004	61	0	61
Buy	SR	20,650	05/2004	167	0	167
Buy		23,319	06/2004	239	0	239
Buy	SV	101,238	05/2004	8	0	8
Buy		113,662	06/2004	49	0	49
Buy	T$	103,007	05/2004	21	0	21
Buy		112,914	06/2004	34	0	34

				$6,339	$(120)	$6,219

(j)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	59

Summary Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

MUNICIPAL BONDS & NOTES

Alabama
Total Alabama (a)		$2,344	0.6%

Alaska
Total Alaska (a)		548	0.1%

Arizona
Maricopa County, Arizona Peoria Unified School District No. 11 General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2011	$3,000	3,384	0.9%
Other Arizona (a)		1,701	0.5%

		5,085	1.4%

California
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, Series 2003
5.200% due 11/15/2022	2,565	2,626	0.7%
Other California (a)		9,961	2.8%

		12,587	3.5%

Colorado
Total Colorado (a)		3,395	0.9%

Connecticut
Connecticut State General Obligation Bonds, Series 2001
9.577% due 12/15/2012 (b)	5,000	6,667	1.8%
University of Connecticut General Obligation Bonds, (MBIA Insured), Series 2004
8.770% due 01/15/2011 (b)	2,500	3,125	0.9%
Other Connecticut (a)		2,468	0.7%

		12,260	3.4%

Florida
Florida State General Obligation Bonds, Series 2004
8.700% due 07/01/2011 (b)	3,103	3,900	1.1%
Hillsborough County, Florida Utilities Revenue Bonds, (FGIC Insured) Series 2003
5.000% due 08/01/2011	2,500	2,825	0.8%
Orange County, Florida Health Facilities Authority Revenue Bonds, Series 2002
5.625% due 11/15/2032	5,000	5,281	1.4%
Other Florida (a)		3,366	0.9%

		15,372	4.2%

Georgia
Georgia State General Obligation Bonds, Series 2002
5.000% due 05/01/2021	5,000	5,338	1.4%

Other Georgia (a)		1,671	0.5%

		7,009	1.9%

Hawaii
Total Hawaii (a)		1,785	0.5%

Illinois
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2021	3,000	3,164	0.9%
Illinois State General Obligation Bonds, (FSA Insured), Series 2001
5.250% due 10/01/2011	2,465	2,824	0.8%
Illinois State Sales Tax Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/15/2011	3,000	3,361	0.9%
Lake Cook, Dane & McHenry Counties, Illinois Community Unit School District General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 12/01/2011	2,760	3,111	0.9%
Lake County, Illinois Community High School District No. 127 Grayslake General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	3,063	0.8%
9.000% due 02/01/2009 - 02/01/2012 (c)	2,405	3,236	0.9%
Other Illinois (a)		19,471	5.3%

		38,230	10.5%

Indiana
East Washington, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.375% due 07/15/2028	2,560	2,739	0.8%
Pike, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 01/15/2011	7,245	8,094	2.2%
Other Indiana (a)		8,527	2.3%

		19,360	5.3%

Kentucky
Kentucky Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	3,000	3,402	1.0%
Other Kentucky (a)		2,310	0.6%

		5,712	1.6%

Louisiana
Louisiana State General Obligation Bonds, (FGIC Insured), Series 2002
8.690% due 04/01/2019 (b)	2,850	3,295	0.9%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,000	908	0.2%
9.220% due 05/15/2039 (b)	3,500	2,906	0.8%
Other Louisiana (a)		276	0.1%

		7,385	2.0%

Maryland
Total Maryland (a)		2,022	0.6%

Massachusetts
Total Massachusetts (a)		2,542	0.7%

Michigan
Lake Fenton, Michigan Community Schools General Obligation Bonds, (SBLF Insured), Series 2002
5.000% due 05/01/2022	2,720	2,868	0.8%
Michigan State Environmental Protection General Obligation Bonds, Series 1992
6.250% due 11/01/2012	3,100	3,703	1.0%
Other Michigan (a)		3,133	0.9%

		9,704	2.7%

Minnesota
Total Minnesota (a)		1,732	0.5%

60	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

Mississippi
Total Mississippi (a)		$2,387	0.7%

Missouri
Total Missouri (a)		4,636	1.3%

New Hampshire
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 07/01/2016	$2,980	3,288	0.9%

New Jersey
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	5,000	5,147	1.4%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2031	10,000	12,478	3.4%
0.000% - 6.800% due 01/01/2012 - 04/01/2031 (b)(c)	6,460	6,732	1.8%
New Jersey Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,206	0.9%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2004
8.720% due 06/15/2010 (b)	2,500	3,088	0.8%
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	3,500	3,501	1.0%
Other New Jersey (a)		1,729	0.5%

		35,881	9.8%

New Mexico
Total New Mexico (a)		312	0.1%

New York
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	5,275	5,916	1.6%
New York State Dormitory Authority Revenue Bonds, Series 2002-B
6.000% due 11/15/2029 (b)	3,800	4,433	1.2%
New York State General Obligation Bonds, Series 2002
5.750% due 08/01/2014	2,500	2,833	0.8%
New York State Thruway Service Contract Authority Revenue Bonds, Series 2001
5.000% due 04/01/2010	2,605	2,901	0.8%
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	3,000	3,350	0.9%
New York Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2013	4,000	4,275	1.2%
TSASC, Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	3,550	3,625	1.0%
Other New York (a)		3,735	1.0%

		31,068	8.5%

North Carolina
North Carolina Eastern Municipal Power Agency Revenue Bonds, Series 2003
5.500% due 01/01/2012	4,000	4,424	1.2%
Other North Carolina (a)		1,458	0.4%

		5,882	1.6%

Ohio
Ohio State General Obligation Bonds, Series 2004-A
5.000% due 06/15/2011	7,820	8,795	2.4%
5.000% due 06/15/2012	1,935	2,172	0.6%
Ohio State Highway Improvement General Obligation Bonds, Series 2004-H
5.000% due 05/01/2011	5,000	5,640	1.5%
Other Ohio (a)		3,129	0.9%

		19,736	5.4%

Oklahoma
Total Oklahoma (a)		1,029	0.3%

Oregon
Total Oregon (a)		1,131	0.3%

Pennsylvania
Total Pennsylvania (a)		1,994	0.5%

Puerto Rico
Total Puerto Rico (a)		1,056	0.3%

Rhode Island
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	2,300	2,147	0.6%
6.250% due 06/01/2042	6,025	5,613	1.5%

		7,760	2.1%

South Carolina
Total South Carolina (a)		3,546	1.0%

South Dakota
Total South Dakota (a)		47	0.0%

Tennessee
Memphis, Tennessee Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (b)	7,050	8,866	2.4%
Other Tennessee (a)		4,979	1.4%

		13,845	3.8%

Texas
Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.650% due 02/15/2035	2,765	3,029	0.8%
Houston, Texas Water Conveyance System Contract Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.250% due 12/15/2012	5,000	6,069	1.7%
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 01/01/2028	3,000	3,113	0.9%
North Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2016	2,905	3,297	0.9%
5.500% due 08/15/2017	1,000	1,125	0.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	61

Summary Schedule of Investments (Cont.)

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
Texas State Affordable Mulit-Family Housing Revenue Bonds, (MBIA Insured), Series 2002
4.850% due 09/01/2012	$3,335	$3,593	1.0%
Other Texas (a)		25,201	6.9%

		45,427	12.5%

Utah
Total Utah (a)		1,132	0.3%

Virgin Islands
Total Virgin Islands (a)		1,593	0.4%

Virginia
Total Virginia (a)		3,873	1.1%

Washington
Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2011	5,435	4,123	1.1%
Washington Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.625% due 06/01/2032	5,000	4,860	1.3%
University of Washington Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 12/01/2023	2,595	2,775	0.8%
Other Washington (a)		1,389	0.4%

		13,147	3.6%

West Virginia
Berkeley, Brooke & Fayette Counties, West Virginia Single Family Mortgage Revenue Bonds, Series 1983
0.000% due 12/01/2014	4,115	2,656	0.7%

Wisconsin
Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2004
8.700% due 05/01/2010 (b)	2,500	3,117	0.9%
5.000% due 05/01/2012	2,000	2,247	0.6%
Wisconsin State General Obligation Bonds, Series 2001
5.250% due 05/01/2020	3,000	3,280	0.9%
Other Wisconsin (a)		9,142	2.5%

		17,786	4.9%

Total Municipal Bonds & Notes (Cost $348,952)		366,284	100.5%

SHORT-TERM INSTRUMENTS
U.S. Treasury Bills
1.001% due 06/03/2004 - 06/17/2004 (c)(d)	5,550	5,538	1.5%

Total Short-Term Instruments (Cost $5,539)		5,538	1.5%

Total Investments (Cost $354,491)		$371,822	102.0%

Written Options (e) (Premiums $767)		(1,297)	(0.4)%

Other Assets and Liabilities (Net)		(5,923)	(1.6)%

Net Assets		$364,602	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(b)	Variable rate security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $5,540 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
10-Year Municipal Notes Index June Long Futures	06/2004	25	$(41)
U.S. Treasury 30-Year Bond Short Futures	06/2004	539	(1,457)

			$(1,498)

(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bill June Futures	$114.000	05/21/2004	444	$508	$846
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	444	259	451

				$767	$1,297

62	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Schedule of Investments

New York Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 97.7%

New York 91.4%
Amherst, New York General Obligation Bonds, (FGIC Insured), Series 1999-A
5.500% due 12/01/2008	$150	$169
Buffalo, New York Municipal Water Finance Authority Water Systems Revenue Bonds, (FSA Insured), Series 2002
5.000% due 07/01/2027	500	520
Long Island Power Authority Revenue Bonds, Series 2003
5.000% due 06/01/2008	250	273
Metropolitan Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 11/15/2032	200	208
Monroe County, New York General Obligation Bonds, (MBIA - IBC Insured), Series 1996
5.125% due 03/01/2010	1,000	1,129
Nassau County Interim Finance Authority Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 11/15/2010	1,000	1,127
New York City, New York General Obligation Bonds, (AMBAC Insured), Series 1990
5.750% due 08/01/2011	250	293
New York City, New York General Obligation Bonds, Series 2002
5.250% due 08/01/2007	400	438
New York City, New York Individual Development Agency Civic Facilities Revenue Bonds, Series 2002
6.450% due 07/01/2032	250	257
New York City, New York Individual Development Agency Special Facilities Revenue Bonds, Series 1998
5.250% due 12/01/2032	150	112
New York City, New York Individual Development Revenue Bonds, Series 1997
5.650% due 10/01/2028	150	139
New York City, New York Industrial Development Agency Pipeline Airport Facilities Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	247
New York City, New York Municipal Water & Sewer Systems Finance Authority Revenue Bonds, (FGIC Insured), Series 1994
1.100% due 06/15/2024 (a)	550	550
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2000
5.500% due 11/01/2029	500	585
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.000% due 08/01/2024	525	547
5.250% due 11/01/2011	600	686
5.250% due 02/01/2029	500	561
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2003
5.000% due 08/01/2010	395	444
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 07/01/2008	150	165
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2011	455	510
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2000
8.190% due 08/15/2022 (a)	250	260
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 10/01/2012	500	563
5.000% due 10/01/2030	750	779
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2003
1.030% due 02/15/2031 (a)	500	500
5.000% due 07/01/2011	250	282
New York State Dormitory Authority Revenue Bonds, Series 1990
1.120% due 07/01/2025 (a)	450	450
New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	155
New York State Dormitory Authority Revenue Bonds, Series 2001
5.500% due 07/01/2030	200	210
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	467
New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series 2002
5.000% due 06/15/2012	500	563
5.000% due 06/15/2014	400	443
New York State General Obligation Bonds, Series 1997-D
5.250% due 08/01/2021	100	104
New York State Local Government Assistance Corp. Revenue Bonds, (MBIA Insured), Series 1997-B
5.125% due 04/01/2013	150	164
New York State Local Government Assistance Corp. Revenue Bonds, Series 1993
6.000% due 04/01/2014	320	379
New York State Power Authority Revenue & General Purpose Bonds, Series 1972-E
5.500% due 01/01/2010	90	99
New York State Thruway Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 04/01/2011	500	569
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	500	558
New York State Urban Development Corp. Revenue Bonds, Series 2003
5.000% due 03/15/2011	495	552
Sachem Central School District of Holbrook, New York General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 06/15/2028	500	522
Schenectady, New York Industrial Development Agency Civic facilities Revenue Bonds, Series 2001
5.500% due 07/01/2016	500	571
Spencerport, New York Central School District General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 06/15/2019	250	267
Triborough, New York Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC Insured), Series 2002
5.000% due 11/15/2010	500	565
Troy, New York Industrial Development Agency Civic Facilities Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	567
TSASC, Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	300	306
TSASC, Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	750	733

		19,588

Puerto Rico 4.4%
Children’s Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
6.000% due 07/01/2026	100	119
Puerto Rico Commonwealth General Obligation Bonds, Series 1998
5.750% due 07/01/2012	500	593
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	200	235

		947

Texas 0.6%
Waco, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
5.000% due 08/15/2021	120	127

Virgin Islands 1.3%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	265

Total Municipal Bonds & Notes (Cost $20,300)		20,927

SHORT-TERM INSTRUMENTS 1.5%

Repurchase Agreement 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Fannie Mae 5.500% due 02/15/2006 valued at $43. Repurchase proceeds are $39.)	39	39

U.S. Treasury Bills 1.3%
1.010% due 06/03/2004- 06/17/2004 (b)(c)	285	284

Total Short-Term Instruments (Cost $323)		323

Total Investments 99.2% (Cost $20,623)		$21,250

Written Options (d) (0.4%) (Premiums $47)		(79)

Other Assets and Liabilities (Net) 1.2%		257

Net Assets 100.0%		$21,428

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	63

Schedule of Investments (Cont.)

New York Municipal Bond Fund

March 31, 2004

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $284 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year Bond Long Futures	06/2004	2	$(3)

(d)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bill June Futures	$114.000	05/21/2004	27	$31	$52
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	27	16	27

				$47	$79

64	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		$42,600	$42,488	0.4%
Ford Motor Credit Co.
6.700% due 07/16/2004		14,402	14,612	0.1%
2.995% due 10/25/2004 (a)		14,480	14,574	0.1%
1.560% due 07/18/2005 (a)		47,750	47,499	0.4%
General Motors Acceptance Corp.
1.470% due 07/21/2004 (a)		53,800	53,781	0.5%
2.370% due 10/20/2005 (a)		15,000	15,115	0.1%
Pemex Project Funding Master Trust
7.375% due 12/15/2014		22,000	24,585	0.2%
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)		57,550	58,804	0.5%
4.651% due 07/03/2008 (a)		18,750	18,415	0.2%
Residential Reinsurance Ltd.
6.020% due 06/01/2005 (a)		15,900	16,198	0.1%
6.070% due 06/08/2006 (a)		20,100	20,552	0.2%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		50,200	50,166	0.5%
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		30,200	30,344	0.3%
Washington Mutual Bank
1.420% due 05/17/2004 (a)		17,900	17,907	0.2%
Other Banking & Finance (g)			130,471	1.2%

			555,511	5.0%

Industrials
Petroleos Mexicanos
9.500% due 09/15/2027		14,850	18,562	0.2%
Walt Disney Co.
4.500% due 09/15/2004		15,000	15,220	0.1%
Other Industrials (g)			33,579	0.3%

			67,361	0.6%

Utilities
Progress Energy, Inc.
6.750% due 03/01/2006		32,150	34,864	0.3%
Sprint Capital Corp.
7.900% due 03/15/2005		13,250	14,011	0.1%
Other Utilities (g)			36,236	0.4%

			85,111	0.8%

Total Corporate Bonds & Notes (Cost $692,888)			707,983	6.4%

MUNICIPAL BONDS & NOTES

California State Tobacco Securitization Corp.
Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033		25,000	24,505	0.3%
Other Municipal Bonds & Notes (g)			36,238	0.3%

Total Municipal Bonds & Notes (Cost $59,493)			60,743	0.6%

U.S. GOVERNMENT AGENCIES

Total U.S. Government Agencies (g) (Cost $46,862)			47,647	0.4%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (b)		1,595,034	1,758,338	15.8%
3.625% due 01/15/2008		1,203,128	1,362,073	12.3%
3.875% due 01/15/2009		1,607,937	1,868,412	16.8%
4.250% due 01/15/2010		597,981	717,064	6.4%
3.500% due 01/15/2011		845,676	986,534	8.9%
3.375% due 01/15/2012		274,242	319,867	2.9%
3.000% due 07/15/2012		1,112,494	1,266,635	11.4%
1.875% due 07/15/2013		453,457	472,570	4.3%
2.000% due 01/15/2014		586,204	615,286	5.5%
3.625% due 04/15/2028		799,853	1,054,244	9.5%
3.875% due 04/15/2029		1,042,288	1,438,357	13.0%
3.375% due 04/15/2032		182,876	242,604	2.2%
U.S. Treasury Note
2.250% due 02/15/2007		100	101	0.0%

Total U.S. Treasury Obligations (Cost $11,505,567)			12,102,085	109.0%

MORTGAGE-BACKED SECURITIES

Bear Stearns Adjustable Rate Mortgage Trust
4.825% due 12/25/2033 (a)		13,351	13,610	0.1%
Other Mortgage-Backed Securities (g)			18,850	0.2%

Total Mortgage-Backed Securities (Cost $32,198)			32,460	0.3%

ASSET-BACKED SECURITIES

Redwood Capital Ltd.
3.462% due 01/01/2006 (a)		30,700	30,839	0.3%
5.012% due 01/01/2006 (a)		36,300	36,539	0.3%
Other Asset-Backed Securities (g)			30,616	0.3%

Total Asset-Backed Securities (Cost $97,536)			97,994	0.9%

SOVEREIGN ISSUES

Republic of Brazil
8.000% due 04/15/2014 (a)		53,689	52,702	0.5%
United Mexican States
6.375% due 01/16/2013 (a)		20,700	22,470	0.2%
Other Sovereign Issues (g)			17,222	0.1%

Total Sovereign Issues (Cost $87,426)			92,394	0.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Caisse D’amort Dette Soc
3.800% due 07/25/2006 (c)	EC	26,041	34,284	0.3%
Commonwealth of Canada
4.000% due 12/01/2031 (c)	C$	23,168	23,357	0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016 (c)	N$	38,300	32,310	0.3%
Pylon Ltd.
3.553% due 12/18/2008 (a)	EC	20,750	25,785	0.2%
5.953% due 12/18/2008 (a)		40,700	51,372	0.5%
Republic of France
3.000% due 07/25/2012 (c)		20,775	28,296	0.3%
2.250% due 07/25/2020 (c)		11,862	14,903	0.1%
3.150% due 07/25/2032 (c)		25,463	37,201	0.3%
Tyco International Group S.A.
4.375% due 11/19/2004		14,000	17,396	0.2%
Other Foreign Currency-Denominated Issues (g)			13,699	0.1%

Total Foreign Currency-Denominated Issues (Cost $244,527)			278,603	2.5%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	65

Summary Schedule of Investments (Cont.)

Real Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.000% - 1.010% due 07/01/2004 (d)	$39,600	$39,496	0.4%
Ford Motor Credit Co.
1.770% - 1.930% due 09/03/2004 (d)	22,350	22,340	0.2%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	31,700	31,700	0.2%

		93,536	0.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $11,605. Repurchase proceeds are $11,377.)	11,377	11,377	0.1%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (b)(d)(e)	33,000	32,932	0.3%

Total Short-Term Instruments (Cost $137,861)		137,845	1.2%

Total Investments (Cost $12,904,358)		$13,557,754	122.1%

Written Options (h) (Premiums $16,938)		(16,748)	(0.1)%

Other Assets and Liabilities (Net)		(2,438,050)	(22.0)%

Net Assets		$11,102,956	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities with an aggregate market value of $4,687 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund 10-Year Note Long Futures	06/2004	250	$521
U.S. Treasury 10-Year Note Long Futures	06/2004	2,446	4,701
U.S. Treasury 30-Year Bond Short Futures	06/2004	259	(638)

			$4,584

(c)	Principal amount of security is adjusted for inflation.
(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Securities with an aggregate market value of $22,960 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/17/2005	BP	250,000	(3,073)
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	7,400	86
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		6,400	75
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		6,600	62
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005		$7,000	18
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Federal National Mortgage Association 5.375% due 11/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/03/2005		80,000	36
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005		10,000	(692)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		30,000	(1,117)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033		399,000	797

			$(3,808)

(g)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

66	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(h) Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$289,000	$3,179	$6,035
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	277,800	2,417	4,161
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	289,000	1,734	132
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	277,800	2,723	306
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	09/23/2005	200,000	2,815	3,987
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	09/23/2005	200,000	2,880	1,270
Put - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%*	06/14/2004	65,000	455	299
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	43,200	382	530
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	43,200	353	28

						$16,938	$16,748

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	3.250	08/15/2007	$127,800	$132,368	$132,493
U.S. Treasury Note	3.125	09/15/2008	177,200	181,069	181,328
U.S. Treasury Note	5.750	08/15/2010	33,700	38,702	38,806
U.S. Treasury Note	3.625	05/15/2013	21,600	21,468	21,605
U.S. Treasury Note	4.250	08/15/2013	155,000	160,667	156,980

				$534,274	$531,212

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	C$	43,110	04/2004	$0	$(483)	$(483)
Buy	EC	821	04/2004	11	0	11
Sell		153,309	04/2004	1,145	0	1,145
Sell	N$	48,608	04/2004	0	(290)	(290)

				$1,156	$(773)	$383

(k)	Principal amount denoted in indicated currency:

BP - British Pound

C$ - Canadian Dollar

EC - Euro

N$ - New Zealand Dollar

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	67

Schedule of Investments

RealEstateRealReturn Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 0.3%

Banking & Finance 0.3%
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)	$700	$698
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	300	300

Total Corporate Bonds & Notes (Cost $999)		998

U.S. TREASURY OBLIGATIONS 114.0%
Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	8,181	9,019
3.625% due 01/15/2008	11,505	13,025
3.875% due 01/15/2009	37,264	43,301
3.500% due 01/15/2011	39,365	45,922
3.000% due 07/15/2012	40,167	45,732
1.875% due 07/15/2013	3,025	3,152
2.000% due 01/15/2014	132,077	138,629
3.625% due 04/15/2028	4,579	6,036
3.875% due 04/15/2029	32,102	44,301

Total U.S. Treasury Obligations (Cost $343,047)		349,117

ASSET-BACKED SECURITIES 0.2%

Redwood Capital Ltd.
3.462% due 01/09/2006 (a)	300	301
5.012% due 01/09/2006 (a)	300	302

Total Asset-Backed Securities (Cost $600)		603

SOVEREIGN ISSUES 0.2%

Republic of Brazil
8.000% due 04/15/2014	616	605

Total Sovereign Issues (Cost $591)		605

SHORT-TERM INSTRUMENTS 9.4%

Commercial Paper 9.0%
Anz (Delaware), Inc.
1.030% due 06/22/2004	3,300	3,292
Fannie Mae
1.015% due 06/30/2004	2,800	2,793
HBOS Treasury Services PLC
1.030% due 06/29/2004	1,100	1,097
1.035% due 06/29/2004	1,500	1,496
1.040% due 06/30/2004	2,300	2,294
1.035% due 07/01/2004	3,500	3,491
Royal Bank of Scotland PLC
1.020% due 07/06/2004	7,700	7,679
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	5,400	5,400

		27,542

Repurchase Agreement 0.3%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $881. Repurchase proceeds are $863.)	863	863

U.S. Treasury Bills 0.1%
1.010% due 06/17/2004	250	249

Total Short-Term Instruments (Cost $28,655)		28,654

Value (000s)
Total Investments 124.1% (Cost $373,892)	$379,977

Written Options (d) (0.0%) (Premiums $43)	(44)

Other Assets and Liabilities (Net) (24.1%)	(73,665)

Net Assets 100.0%	$306,268

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Swap agreements outstanding at March 31, 2004:

Type	# of Contracts	Unrealized Appreciation

Receive total return on Wilshire REIT Total Return Index and pay a floating rate based on 1-week LIBOR plus 0.400%.
Counterparty: Credit Suisse First Boston Exp. 11/02/2004	$93,886	$0

	Notional Amount
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	16,000	86

		$86

(d)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/7/2004	$1,100	$12	$23
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/7/2004	1,300	11	19
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/7/2004	1,300	13	1
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/7/2004	1,100	7	1

						$43	$44

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

68	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

MUNICIPAL BONDS & NOTES

Alaska
Total Alaska (f)		$7,459	1.5%

Arizona
Arizona Educational Loan Marketing Corporation Revenue Bonds, (GTD Student Loan Insured), Series 2001
0.960% due 03/01/2036 (a)	$5,000	5,000	1.0%
Salt River Project, Arizona Agricultural Improvement & Power District Electrical System Revenue Bonds, Series 2004
5.000% due 01/01/2011	3,000	3,381	0.7%
Other Arizona (f)		13,023	2.7%

		21,404	4.4%

California
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.500% due 10/01/2012	3,500	3,899	0.8%
California Statewide Communities Development Authority Revenue Bonds, Series 2004-F
2.300% due 04/01/2033 (a)	4,700	4,696	1.0%
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	12,800	12,869	2.6%
Other California (f)		4,187	0.9%

		25,651	5.3%

Colorado
Colorado Department of Transportation Revenue Bonds (AMBAC Insured), Series 2000
6.000% due 06/15/2010	5,680	6,717	1.4%
Colorado Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1997
0.930% due 12/01/2025 (a)	1,400	1,400	0.3%
0.960% due 12/01/2025 (a)	4,600	4,600	1.0%
Denver Colorado City & County Certificates of Participation Bonds, (AMBAC Insured), Series 2003
1.050% due 12/01/2029 (a)	6,500	6,500	1.3%
Other Colorado (f)		4,065	0.8%

		23,282	4.8%

Connecticut
Total Connecticut (f)		732	0.2%

Florida
Florida State Board of Education General Obligation Bonds, Series 2002
5.375% due 01/01/2010	3,000	3,424	0.7%
Other Florida (f)		4,536	1.0%

		7,960	1.7%

Georgia
Total Georgia (f)		3,455	0.7%

Illinois
Chicago, Illinois Board of Education Certificates of Participation Bonds, (MBIA Insured), Series 1992
6.250% due 01/01/2011	3,000	3,577	0.7%
Cook County, Illinois General Obligation Bonds, (FGIC Insured), Series 1996
6.500% due 11/15/2009	3,750	4,520	0.9%
5.875% due 11/15/2022	2,000	2,241	0.5%
Illinois Health Facilities Authority Revenue Bonds, Series 1998
1.120% due 08/01/2026 (a)	4,300	4,300	0.9%
Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 12/15/2006	3,740	4,171	0.9%
Other Illinois (f)		27,568	5.7%

		46,377	9.6%

Indiana
Indiana Health Facility Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
1.000% due 03/01/2033 (a)	3,000	3,000	0.6%
0.970% due 11/15/2036 (a)	5,100	5,100	1.1%

		8,100	1.7%

Kansas
Kansas State Department of Transportation Revenue Bonds, (FSA Insured), Series 2003
0.930% due 09/01/2014 (a)	6,175	6,175	1.3%
Other Kansas (f)		528	0.1%

		6,703	1.4%

Maryland
Maryland State General Obligation Bonds, Series 2002
5.000% due 02/01/2007	5,000	5,461	1.1%

Massachusetts
Massachusetts Bay, Massachusetts Transportation Authority Sales Tax Revenue Bonds, Series 2004
0.000% due 07/01/2020 (a)	7,005	7,058	1.5%
Other Massachusetts (f)		9,643	2.0%

		16,701	3.5%

Michigan
Michigan Municipal Bond Authority Revenue Bonds, Series 2003
5.000% due 05/01/2011	7,000	7,900	1.6%
Rochester, Michigan Community School District General Obligation Bonds, (FSA Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	5,030	5,660	1.2%
Other Michigan (f)		11,957	2.5%

		25,517	5.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	69

Summary Schedule of Investments (Cont.)

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Minnesota
Minnesota State General Obligation Bonds, Series 2000
5.375% due 11/01/2008	$5,000	$5,694	1.2%

Missouri
Total Missouri (f)		10,117	2.1%

Nebraska
Nebraska Public Power District Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 01/01/2010	3,440	3,846	0.8%

New Jersey
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (XLCA Insured), Series 2003
1.000% due 12/15/2017 (a)	5,000	5,000	1.0%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 1999
5.500% due 06/15/2008	5,000	5,662	1.2%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2007	5,570	6,081	1.3%
5.000% due 06/15/2010	320	358	0.1%
Other New Jersey (f)		4,494	0.9%

		21,595	4.5%

New Mexico
New Mexico State Highway Commission Revenue Bonds, (AMBAC Insured), Series2002
5.000% due 06/15/2010	3,265	3,669	0.8%
New Mexico State Severance Special Tax Bonds, (MBIA Insured), Series 2001
5.000% due 07/01/2007	6,545	7,168	1.5%
Other New Mexico (f)		1,099	0.2%

		11,936	2.5%

New York
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2003-C
0.950% due 07/01/2033 (a)	5,900	5,900	1.2%
New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2012	4,000	4,224	0.9%
New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2011	4,000	4,840	1.0%
Yonkers, New York Industrial Development Agency Revenue Bonds, (MBIA Insured), Series 2001
0.930% due 06/01/2041 (a)	4,800	4,800	1.0%
Other New York (f)		25,513	5.3%

		45,277	9.4%

North Carolina
Guilford County, North Carolina General Obligation Bonds, Series 2004
4.000% due 10/01/2022	5,000	5,342	1.1%
North Carolina Community Health Care Facilities Revenue Bonds, (AMBAC Insured), Series 2003
1.000% due 10/01/2018 (a)	4,000	4,000	0.8%
Other North Carolina (f)		1,143	0.3%

		10,485	2.2%

Ohio
Cleveland, Ohio Public Power System Revenue Bonds, (MBIA Insured), Series 1994-A
0.000% due 11/15/2008	5,480	4,878	1.0%
Ohio State Infrastructure Improvement General Obligation Bonds, Series 1998
5.500% due 08/01/2008	3,370	3,832	0.8%
Other Ohio (f)		11,901	2.5%

		20,611	4.3%

Oklahoma
Total Oklahoma (f)		263	0.1%

Oregon
Oregon State Department of Administrative Services Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 05/01/2009	5,030	5,648	1.2%

Pennsylvania
Total Pennsylvania (f)		7,454	1.5%

Puerto Rico
Total Puerto Rico (f)		3,214	0.7%

South Carolina
Greenville, South Carolina Hospital Facilities Revenue Bonds, (AMBAC Insured), Series 2003
0.970% due 05/01/2033 (a)	4,000	4,000	0.8%
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 10/01/2010	3,300	3,726	0.8%
South Carolina Transportation Infrastructure Revenue Bonds, (XLCA Insured), Series 2003
0.950% due 10/01/2031 (a)	6,000	6,000	1.2%

		13,726	2.8%

Tennessee
Memphis, Tennessee Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (a)	6,300	7,923	1.6%
Other Tennessee (f)		482	0.1%

		8,405	1.7%

Texas
Fort Worth, Texas Water & Sewer Revenue Bonds, Series 2003
5.000% due 02/15/2007	3,245	3,530	0.7%
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.125% due 12/15/2009	1,000	1,182	0.2%
6.800% due 12/15/2011	3,000	3,715	0.8%

70	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

University of Texas Revenue Bonds, Series 2004-B
5.250% due 08/15/2013	$9,355	$10,732	2.2%
Other Texas (f)		20,013	4.2%

		39,172	8.1%

Utah
Utah State General Obligation Bonds, Series 2002
5.375% due 07/01/2011	10,000	11,577	2.4%
Other Utah (f)		2,291	0.5%

		13,868	2.9%

Vermont
Total Vermont (f)		1,591	0.3%

Virginia
Virginia State Public School Authority Revenue Bonds, Series 2003
5.250% due 08/01/2010	4,640	5,309	1.1%
Other Virginia (f)		1,172	0.2%

		6,481	1.3%

Washington
Pierce County, Washington School District No. 3 Puyallup General Obligation Bonds, (FSA Insured), Series 2004
5.000% due 06/01/2011	5,990	6,727	1.4%
5.000% due 06/01/2013	6,955	7,801	1.6%
Washington State Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
5.250% due 06/01/2010	8,245	8,172	1.7%
Other Washington (f)		8,242	1.7%

		30,942	6.4%

Washington, D.C.
Total Washington, D.C. (f)		600	0.1%

West Virginia
Total West Virginia (f)		170	0.0%

Wisconsin
Badger Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
5.500% due 06/01/2005	5,635	5,760	1.2%
5.000% due 06/01/2008	2,240	2,267	0.5%
Other Wisconsin (f)		5,585	1.1%

		13,612	2.8%

Total Municipal Bonds & Notes (Cost $468,784)		473,509	98.1%

SHORT-TERM INSTRUMENTS

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,014. Repurchase proceeds are $3,934.)	$3,934	$3,934	0.8%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (b)(c)(e)	7,650	7,634	1.6%

Total Short-Term Instruments (Cost $11,570)		11,568	2.4%

Total Investments (Cost $480,354)		$485,077	100.5%

Written Options (g) (Premiums $743)		(1,256)	(0.3)%

Other Assets and Liabilities (Net)		(1,074)	(0.2)%

Net Assets		$482,747	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $5,640 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year Bond Short Futures	06/2004	361	$(821)

(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	$29,300	$(1,444)

(e)	Securities with an aggregate market value of $1,997 have been pledged as collateral for swap contracts at March 31, 2004.
(f)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bond June Futures	$114.000	05/21/2004	430	$492	$819
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	430	251	437

				$743	$1,256

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	71

Summary Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
CIT Group, Inc.
2.440% due 07/30/2004 (a)	$15,200	$15,264	0.4%
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	19,398	19,406	0.5%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	34,910	37,597	0.9%
Ford Motor Credit Co.
7.500% due 03/15/2005	26,531	27,885	0.7%
1.370% - 7.750% due 04/26/2004 - 03/15/2005 (e)	22,775	23,261	0.5%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	23,500	23,484	0.5%
Other Banking& Finance (b)		85,240	2.0%

		232,137	5.5%

Industrials
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	36,208	36,220	0.8%
Hilton Hotels Corp.
7.000% due 07/15/2004	12,126	12,308	0.3%
Jones Intercable, Inc.
8.875% due 04/01/2007	17,720	17,940	0.4%
News America Holdings
7.430% due 10/01/2026	18,500	21,590	0.5%
Norfolk Southern Corp.
7.050% due 05/01/2037	20,975	24,168	0.6%
PanAmSat Corp.
6.125% due 01/15/2005	11,920	12,233	0.3%
Other Industrials (b)		131,259	3.1%

		255,718	6.0%

Utilities
Edison International, Inc.
6.875% due 09/15/2004	12,535	12,786	0.3%
Ohio Edison Co.
4.000% due 05/01/2008	22,678	22,974	0.5%
Sprint Capital Corp.
5.875% due 05/01/2004	13,680	13,722	0.3%
7.900% due 03/15/2005	18,380	19,436	0.5%
Other Utilities (b)		81,266	1.9%

		150,184	3.5%

Total Corporate Bonds & Notes (Cost $632,702)		638,039	15.0%

MUNICIPAL BONDS & NOTES

California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	24,100	24,146	0.6%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 09/01/2043 (a)	13,750	13,750	0.3%
Other Municipal Bonds & Notes (b)		67,165	1.6%

Total Municipal Bonds & Notes (Cost $105,024)		105,061	2.5%

U.S. GOVERNMENT AGENCIES

Fannie Mae
3.696% due 05/01/2036 (a)	36,057	37,053	0.9%
0.000% - 9.026% due 06/01/2004 - 10/25/2042 (e)	42,116	43,092	1.0%

		80,145	1.9%

Freddie Mac
3.750% due 04/15/2004	50,000	50,052	1.2%
4.050% due 06/21/2005	21,300	21,432	0.5%
5.750% due 04/29/2009	12,500	12,542	0.3%
1.490% - 7.000% due 04/15/2004 - 07/25/2043 (e)	16,758	16,597	0.4%

		100,623	2.4%

Government National Mortgage Association
1.590% - 8.000% due 10/20/2017 - 05/15/2032 (a)		58,884	1.3%
Other U.S. Government Agencies (b)		2,624	0.1%

Total U.S. Government Agencies (Cost $241,381)		242,276	5.7%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008	66,158	74,898	1.7%
3.375% - 3.875% due 01/15/2007 - 01/15/2011 (d)(e)	7,679	8,917	0.2%

		83,815	1.9%

U.S. Treasury Note
2.250% - 7.250% due 04/30/2004 - 10/15/2008	3,700	3,767	0.1%

Total U.S. Treasury Obligations (Cost $85,647)		87,582	2.0%

MORTGAGE-BACKED SECURITIES

Bear Stearns Adjustable Rate Mortgage Trust
1.370% due 02/25/2034 (a)	12,878	12,910	0.3%
Commercial Mortgage Pass - Through Certificate
1.270% due 11/15/2015 (a)	24,896	24,849	0.6%
CS First Boston Mortgage Securities Corp.
1.490% due 08/25/2033 (a)	23,719	23,428	0.5%
First Republic Mortgage Loan Trust
1.390% due 08/15/2032 (a)	29,045	29,063	0.7%
GSR Mortgage Loan Trust
1.490% due 11/25/2031 (a)	17,106	17,182	0.4%
Sequoia Mortgage Trust
1.470% due 10/20/2027 (a)	13,942	13,939	0.3%
1.440% due 07/20/2033 (a)	15,365	15,284	0.4%
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)	13,775	13,781	0.3%
Washington Mutual Mortgage Securities Corp.
1.265% due 06/25/2042 (a)	12,535	12,705	0.3%
Other Mortgage-Backed Securities (b)		123,742	2.9%

Total Mortgage-Backed Securities (Cost $286,599)		286,883	6.7%

ASSET-BACKED SECURITIES

Equity One ABS, Inc.
1.390% due 04/25/2034 (a)	16,455	16,458	0.4%
Home Equity Mortgage Trust
1.280% due 06/25/2034 (a)	16,154	16,167	0.4%
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.430% due 08/25/2033 (a)	12,676	12,694	0.3%
Residential Asset Mortgage Products, Inc.
1.420% due 12/25/2033 (a)	12,572	12,580	0.3%

Other Asset-Backed Securities (b)		223,292	5.2%

Total Asset-Backed Securities (Cost $280,449)		281,191	6.6%

72	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets
SOVEREIGN ISSUES

Republic of Brazil
2.000% due 04/15/2006 (a)	$43,376	$42,592	1.0%
2.062% due 04/15/2009 (a)	14,302	13,471	0.3%
2.187% - 11.500% due 01/16/2007 - 08/17/2040 (e)	10,315	10,379	0.3%

Other Sovereign Issues (b)		1,344	0.0%

Total Sovereign Issues (Cost $64,155)		67,786	1.6%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Total Foreign Currency-Denominated Issues (b) (Cost $2,348)		2,497	0.1%

CONVERTIBLE BONDS & NOTES

America Online, Inc.
0.000% due 12/06/2019 (Cost $12,107)	19,330	12,323	0.3%

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 04/15/2004	50,000	50,000	1.2%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	43,000	43,000	1.0%

		93,000	2.2%

Commercial Paper
Altria Group, Inc.
1.800% due 10/29/2004	26,950	26,950	0.6%
Danske Corp.
1.030% due 05/10/2004	17,600	17,580	0.4%
Fannie Mae
0.990% - 1.020% due 04/21/2004 - 07/20/2004 (e)	673,100	671,675	15.8%
Federal Home Loan Bank
0.995% - 1.010% due 04/14/2004 - 05/19/2004 (e)	178,900	178,722	4.2%
Freddie Mac
1.005% - 1.040% due 04/27/2004 - 07/15/2004 (e)	239,200	238,953	5.6%
Nestle Capital Corp.
1.020% due 05/06/2004	20,000	19,980	0.5%
Rabobank Netherland NV
1.025% due 04/20/2004	50,000	49,973	1.2%
Royal Bank of Scotland PLC
1.025% - 1.040% due 05/04/2004 (e)	37,000	36,965	0.9%
UBS Finance, Inc.
1.010% - 1.070% due 04/06/2004 - 06/23/2004 (e)	131,900	131,863	3.1%
Other Commercial Paper (b)		21,231	0.5%

		1,393,892	32.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $8,536. Repurchase proceeds are $8,368.)	8,368	8,368	0.2%

U.S. Treasury Bills
1.014% due 04/15/2004 - 06/17/2004 (c)(d)(e)	1,066,955	1,065,645	25.0%

Total Short-Term Instruments (Cost $2,560,988)		2,560,905	60.2%

Total Investments (Cost $4,271,400)		$4,284,543	100.7%

Written Options (h) (Premiums $9,437)		(9,541)	(0.2)%

Other Assets and Liabilities (Net)		(20,421)	(0.5)%

Net Assets		$4,254,581	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities with an aggregate market value of $4,992 have been pledged as collat- eral for swap and swaption contracts at March 31, 2004.
(d)	Securities with an aggregate market value of $5,624 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor June Long Futures	06/2005	168	$264
Euribor September Long Futures	09/2005	305	411
Euribor December Long Futures	12/2005	373	122
Eurodollar September Short Futures	09/2004	87	(129)
U.S. Treasury 10-Year Note Long Futures	06/2004	1,830	2,981

			$3,649

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Swap agreements outstanding at March 31, 2004:

Type		Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	334,000	$5,576
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria floating rate based on 6-month LIBOR plus 0.8125% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2004		$19,300	10
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/01/2004		20,975	(78)
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004		1,000	(4)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	73

Summary Schedule of Investments (Cont.)

Short-Term Fund

March 31, 2004

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	$17,000	$7
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	21,100	9
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	1,000	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	2,000	4
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/18/2004	9,870	12
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,300	2
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	925	109
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,400	12
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	11,500	103
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	5,000	46
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	7,000	18
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: Credit Suisse First Boston Exp. 04/30/2005	5,000	(268)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,000	12
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005	5,000	(346)
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	2,920	13
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,000	25
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	2,000	28
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.430%.
Counterparty: Lehman Brothers, Inc. Exp. 10/01/2006	18,500	(1,854)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	7,900	(294)

		$3,143

74	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	841	$483	$854
Put - CBOT U.S. Treasury Note June Futures	107.000	05/21/2004	841	446	53
Put - CME Eurodollar June Futures	97.000	06/14/2004	4,396	4,921	27
Put - CME Eurodollar June Futures	97.250	06/14/2004	463	612	6

				$6,462	$940

Name of Issuer	Counterparty	Exercise Rate / Price		Expiration Date	Notional Amount	Premium	Value
Call - AOL Time Warner, Inc.
0.000% due 10/01/2006	Merrill Lynch & Co., Inc.	$63.976		12/06/2004	$19,330	$0	$394
Call - OTC Norfolk Southern Corp.
7.050% due 05/01/2037	Morgan Stanley Dean Witter & Co.	100.000		05/01/2004	20,975	0	3,005
Call - OTC Nuveen California Performance Plus Municipal Fund
7.430% due 10/01/2026	Lehman Brothers, Inc.	100.000		10/01/2006	18,500	0	1,164
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	47,500	333	587
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	47,500	328	44
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%**	01/07/2005	55,570	1,225	57
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co .	5.000	%*	01/07/2005	55,570	1,089	3,350

						$2,975	$8,601

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	5.500	05/15/2009	$6,625	$7,486	$7,497
U.S. Treasury Note	4.250	08/15/2013	165,770	171,831	168,274

				$179,317	$175,771

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Buy	EC	559	04/2004	$7	$0	$7
Sell		5,982	04/2004	45	0	45

				$52	$0	$52

(k)	Principal amount denoted in indicated currency:

EC - Euro

(l) The aggregate value of fair valued securities is $1,347, which is 0.03% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	75

Summary Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
General Motors Acceptance Corp.
1.820% due 05/17/2004 (a)		$5,800	$5,803	0.3%
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)		11,700	11,774	0.7%
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)		8,000	8,005	0.5%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		6,100	6,096	0.4%
Other Banking & Finance (b)			17,769	1.1%

			49,447	3.0%

Industrials
Alcan, Inc.
1.370% due 12/08/2004 (a)		6,300	6,302	0.4%
Other Industrials (b)			2,561	0.1%

			8,863	0.5%

Utilities
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		11,400	11,446	0.7%
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)		14,700	14,709	0.9%
Other Utilities (b)			1,586	0.1%

			27,741	1.7%

Total Corporate Bonds & Notes (Cost $86,259)			86,051	5.2%

MUNICIPAL BONDS & NOTES

Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 1996
1.080% due 12/01/2037		5,100	5,100	0.3%

Kentucky Higher Education Student Loan Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.097% due 05/01/2030 (a)		9,700	9,700	0.6%
1.098% due 05/01/2030 (a)		5,500	5,500	0.3%
Other Municipal Bonds & Notes (b)			16,370	1.0%

Total Municipal Bonds & Notes (Cost $36,632)			36,670	2.2%

U.S. GOVERNMENT AGENCIES

Fannie Mae
1.490% due 11/25/2032 (a)		8,192	8,204	0.5%
5.000% due 04/25/2033		9,480	9,656	0.6%
1.210% due 03/25/2034 (a)		9,666	9,614	0.6%
6.000% due 04/15/2034		6,000	6,246	0.4%
2.794% - 8.000% due 09/01/2005 - 12/01/2036 (e)		37,541	38,818	2.3%
Federal Home Loan Bank
6.000% due 08/15/2026		507	510	0.0%
Freddie Mac
5.500% due 08/15/2030		6,235	6,307	0.4%
6.500% due 10/25/2043		6,510	6,980	0.4%
3.259%-8.500% due 11/15/2015 - 10/23/2043 (e)		24,892	25,804	1.6%
Other U.S. Government Agencies (b)			11,829	0.7%

Total U.S. Government Agencies (Cost $123,427)			123,968	7.5%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008 (d)		52,037	58,911	3.5%
3.500% - 3.875% due 01/15/2009 - 01/15/2011 (e)		1,303	1,518	0.1%

Total U.S. Treasury Obligations (Cost $57,883)			60,429	3.6%

MORTGAGE-BACKED SECURITIES

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031		4,964	5,080	0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.825% due 01/25/2034 (a)		8,029	8,185	0.5%
4.380% - 5.983% due 06/25/2032 - 01/25/2034 (e)		9,699	9,855	0.6%
Countrywide Alternative Loan Trust
6.000% due 10/25/2033		7,867	8,087	0.5%
CS First Boston Mortgage Securities Corp.
2.003% due 03/25/2032 (a)		5,923	5,854	0.4%
Impac CMB Trust
1.490% due 07/25/2033 (a)		6,790	6,796	0.4%
1.340% due 01/25/2034 (a)		5,589	5,595	0.3%
MLCC Mortgage Investors, Inc.
2.834% due 01/25/2029 (a)		8,430	8,617	0.5%
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032		2,545	2,599	0.2%
Washington Mutual Mortgage Securities Corp.
2.644% due 06/25/2042 (a)		11,950	12,112	0.7%
3.061%-6.010% due 03/25/2017 - 02/27/2034 (e)		5,672	5,742	0.3%
Other Mortgage-Backed Securities (b)			31,361	1.9%

Total Mortgage-Backed Securities (Cost $109,825)			109,883	6.6%

ASSET-BACKED SECURITIES

Citifinancial Mortgage Securities, Inc.
1.190% due 05/25/2033 (a)		6,276	6,279	0.4%
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)		6,735	6,741	0.4%
Irwin Home Equity
1.340% due 11/25/2028 (a)		12,460	12,462	0.8%
Residential Asset Mortgage Products, Inc.
1.340% due 02/25/2034 (a)		14,377	14,324	0.9%
Residential Asset Securities Corp.
1.210% due 06/25/2025 (a)		4,128	4,130	0.2%
1.390% due 01/25/2034 (a)		5,104	5,114	0.3%
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		14,050	14,059	0.8%
Other Asset-Backed Securities (b)			32,327	2.0%

Total Asset-Backed Securities (Cost $95,419)			95,436	5.8%

SOVEREIGN ISSUES

Total Sovereign Issues (b) (Cost $17,091)			17,543	1.1%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,750	8,225	0.5%

Total Foreign Currency-Denominated Issues (Cost $6,657)			8,225	0.5%

76	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

PURCHASED PUT OPTIONS

Total Purchased Put Options(b) (Cost $174)		$97	0.0%

PREFERRED SECURITY

	Shares
DG Funding Trust
3.413% due 12/29/2049(a)	913	9,723	0.6%

Total Preferred Security (Cost $9,564)		9,723	0.6%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 05/28/2004	$32,300	$32,300	2.0%
Citibank New York N.A.
1.040% due 06/04/2004	33,800	33,800	2.0%

		66,100	4.0%

Commercial Paper
Barclays U.S. Funding Corp.
1.030% due 05/21/2004	25,900	25,863	1.6%
CBA (de) Finance
1.040% due 04/30/2004	7,500	7,494	0.5%
Danske Corp.
1.030% due 05/11/2004	13,500	13,484	0.8%
European Investment Bank
1.015% due 04/13/2004	17,900	17,894	1.1%
Fannie Mae
1.000% - 1.020% due 04/14/2004 - 07/01/2004 (e)	190,300	189,993	11.4%
Federal Home Loan Bank
0.995% - 1.010% due 04/01/2004 - 05/28/2004 (e)	89,200	89,137	5.4%
Freddie Mac
1.000% - 1.040% due 04/27/2004 - 06/15/2004 (e)	136,700	136,536	8.2%
General Electric Capital Corp.
1.090% due 04/12/2004	12,000	11,996	0.7%
HBOS Treasury Services PLC
1.040% - 1.100% due 04/15/2004 - 06/30/2004 (e)	49,600	49,512	3.0%
Nestle Capital Corp.
1.020% due 05/10/2004	33,700	33,663	2.0%
Rabobank USA Financial Corp.
1.025% - 1.030% due 04/20/2004 - 05/10/2004 (e)	26,600	26,584	1.6%
Royal Bank of Scotland PLC
1.025% - 1.030% due 04/27/2004 - 05/04/2004 (e)	36,200	36,169	2.2%
UBS Finance, Inc.
1.020% - 1.050% due 04/08/2004 - 06/16/2004 (e)	49,300	49,216	3.0%
Other Commercial Paper (b)		2,100	0.1%

		689,641	41.6%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $5,364. Repurchase proceeds are $5,255.)	5,255	5,255	0.3%

U.S. Treasury Bills
1.003% due 04/15/2004- 06/17/2004 (d)(e)(g)	354,130	353,652	21.4%

Total Short-Term Instruments (Cost $1,114,679)		1,114,648	67.3%

Total Investments (Cost $1,657,610)		$1,662,673	100.4%

Written Options (h) (Premiums $1,042)		(1,043)	(0.1)%

Other Assets and Liabilities (Net)		(6,147)	(0.3)%

Net Assets		$1,655,483	100.0%

Notes to Summary Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Swap agreements outstanding at March 31, 2004:

Type	# of Contracts	Unrealized Appreciation

Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.070%
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	11,569	$0

	Notional Amount
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	1,400	1

		$1

(d)	Securities with an aggregate market value of $106,727 have been segregated with the custodian to cover margin requirements for the following open futures contracts at:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 95.875	12/2004	80	$(1)
Euribor Purchased Put Options Strike @ 95.000	03/2005	160	(3)
Euribor Purchased Put Options Strike @ 93.000	12/2005	400	0
Euribor Purchased Put Options Strike @ 92.500	12/2005	175	(3)
Euribor Written Put Options Strike @ 97.500	09/2004	55	16
Euribor Written Put Options Strike @ 97.000	12/2004	51	50
Emini S&P 500 Index June Long Futures	06/2004	8,910	(10,203)
Euribor June Long Futures	06/2005	239	360
Euribor September Long Futures	09/2005	250	298
Euribor December Long Futures	12/2005	416	269
Euro-Bobl 5-Year Note Long Futures	06/2004	202	335
Eurodollar March Long Futures	03/2005	27	33
Eurodollar March Long Futures	03/2006	277	(83)
Eurodollar March Long Futures	03/2008	15	22
Eurodollar June Long Futures	06/2005	303	(44)
Eurodollar June Long Futures	06/2008	15	20
Eurodollar September Long Futures	09/2005	307	(41)
Eurodollar September Long Futures	09/2008	15	19
Eurodollar December Long Futures	12/2004	21	40
Eurodollar December Long Futures	12/2005	311	(23)
Eurodollar December Long Futures	12/2008	15	19
S&P 500 Index June Long Futures	06/2004	3,450	(16,486)
S&P 500 Index September Long Futures	09/2004	580	3,413
U.S. Treasury 5-Year Note Long Futures	06/2004	28	34
U.S. Treasury 10-Year Note Long Futures	06/2004	11	(3)

			$(21,962)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	77

Summary Schedule of Investments (Cont.)

StocksPLUS Fund

March 31, 2004

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Securities with an aggregate market value of $998 have been pledged as collateral for swap contracts at March 31, 2004.
(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$109.000	05/21/2004	909	$457	$114
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	909	490	924
Put - CME Eurodollar June Futures	98.000	06/14/2004	384	95	5

				$1,042	$1,043

(i)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Bank Mart	07/07/1995	$1,644	$1,611	0.10%

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	EC	5,140	04/2004	$38	$0	$38
Sell	N$	11,567	04/2004	0	(69)	(69)

				$38	$(69)	$(31)

(k)	Principal amount denoted in indicated currency:

EC	- Euro
N$	- New Zealand Dollar

(l)	The aggregate value of fair valued securities is $1,657, which is 0.10% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

78	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Total Banking & Finance (f)			$4,422	1.6%

Industrials
Total Industrials (f)			40	0.0%

Utilities
Pacific Gas & Electric Co. 1.810% due 04/03/2006 (a)		$2,600	2,602	0.9%
Other Utilities (f)			509	0.2%

			3,111	1.1%

Total Corporate Bonds & Notes (Cost $7,560)			7,573	2.7%

MUNICIPAL BONDS & NOTES

California Cucamonga County Water District Certificates of Participation Bonds, (FGIC Insured), Series 2001
5.125% due 09/01/2035		2,400	2,519	0.9%
City of Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2035		1,700	1,754	0.6%
Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2033		1,200	1,258	0.5%
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2033		1,200	1,250	0.4%
Other Municipal Bonds & Notes (f)			3,794	1.3%

Total Municipal Bonds & Notes (Cost $10,419)			10,575	3.7%

U.S. GOVERNMENT AGENCIES

Fannie Mae
5.500% due 04/15/2034 (a)		1,200	1,230	0.4%
6.000% due 04/15/2034		1,000	1,041	0.4%
1.220% due 03/25/2044 (a)		1,594	1,586	0.6%
1.450% due 03/25/2044 (a)		2,700	2,694	1.0%
1.490% - 8.000% due 09/01/2013 - 12/01/2036 (b)		1,396	1,430	0.5%
Freddie Mac
5.000% due 08/15/2013		1,253	1,270	0.5%
6.000% due 02/15/2030		3,188	3,255	1.1%
3.375% - 8.000% due 10/01/2007 - 08/01/2032 (b)		1,203	1,228	0.4%
Other U.S. Government Agencies (f)			20	0.0%

Total U.S. Government Agencies (Cost $13,753)			13,754	4.9%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (c)
3.000% due 07/15/2012		1,442	1,642	0.6%
1.875% - 3.875% due 01/15/2008 - 07/15/2013 (b)		1,405	1,540	0.5%
U.S. Treasury Note
4.000% due 02/15/2014		100	101	0.1%

Total U.S. Treasury Obligations (Cost $3,140)			3,283	1.2%

MORTGAGE-BACKED SECURITIES
Countrywide Alternative Loan Trust
6.00% due 10/25/2033 (a)		715	735	0.3%
Countrywide Home Loans, Inc.
5.522% due 05/19/2032 (a)		2	2	0.0%
1.370% due 05/25/2034 (a)(k)		1,500	1,498	0.5%
CS First Boston Mortgage Securities Corp.
5.728% due 10/25/2032 (a)		1,306	1,341	0.5%
Salomon Brothers Mortgage Securities VII
4.000% due 12/25/2018		1,751	1,770	0.6%
Other Mortgage-Backed Securities (f)			7,197	2.5%

Total Mortgage-Backed Securities (Cost $12,535)			12,543	4.4%

ASSET-BACKED SECURITIES
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)		739	740	0.3%
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.790% due 04/25/2032		2,359	2,369	0.8%
GSAMP Trust
6.000% due 10/25/2033 (a)		2,800	2,800	1.0%
Long Beach Mortgage Loan Trust
1.540% due 11/25/2032 (a)		1,533	1,542	0.5%
Residential Asset Mortgage Products, Inc.
1.430% due 09/25/2033 (a)		1,906	1,913	0.7%
1.340% due 02/25/2034 (a)		2,265	2,257	0.8%
Residential Asset Securities Corp.
1.240% due 06/25/2023 (a)		1,529	1,529	0.5%
1.210% due 06/25/2025 (a)		688	688	0.2%
5.226% due 06/25/2027 (a)		1,194	1,200	0.4%
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		1,600	1,601	0.6%
Specialty Underwriting & Residential Finance
1.420% due 11/25/2034 (a)		4,066	4,078	1.4%
Structured Asset Investment Loan Trust
1.210% due 06/25/2033 (a)		1,312	1,312	0.5%
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)		1,530	1,523	0.5%
Other Asset-Backed Securities (f)			2,704	1.0%

Total Asset-Backed Securities (Cost $26,258)			26,256	9.2%

SOVEREIGN ISSUES
Republic of Brazil
2.062% due 04/15/2009 (a)		1,229	1,158	0.4%
Other Sovereign Issues (f)			572	0.2%

Total Sovereign Issues (Cost $1,750)		1,809	1,730	0.6%

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)
Republic of Germany
5.250% due 07/04/2010	EC	5,800	7,872	2.8%
5.250% due 01/04/2011		5,000	6,796	2.4%

Total Foreign Currency-Denominated Issues (Cost $14,575)			14,668	5.2%

PURCHASED PUT OPTIONS

	# of Contracts
U.S. Treasury Note June Futures (CBOT) Strike @ 96.000 Exp. 05/21/2004		590	9	0.0%
Other Purchased Put Options (f)			20	0.0%

Total Purchased Put Options (Cost $52)			29	0.0%

PREFERRED SECURITY
Total Preferred Security (f) (Cost $948)			958	0.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	79

Summary Schedule of Investments (Cont.)

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Citibank New York N.A.
1.035% due 04/30/2004	$1,400	$1,400	0.5%

Commercial Paper
ABN AMRO North America Finance
1.045% due 06/07/2004	6,000	5,988	2.1%
Anz (Delaware), Inc.
1.020% - 1.025% due 04/19/2004 - 06/03/2004 (b)	9,200	9,193	3.2%
Barclays U.S. Funding Corp.
1.020% - 1.060% due 04/06/2004 - 06/08/2004 (b)	6,800	6,792	2.4%
CBA (de) Finance
1.020% - 1.030% due 05/10/2004 - 06/09/2004 (b)	9,100	9,087	3.2%
CDC Commercial Corp.
1.020% due 06/11/2004	3,300	3,293	1.1%
Danske Corp.
1.025% - 1.030% due 04/14/2004 - 06/18/2004 (b)	8,700	8,690	3.1%
European Investment Bank
1.015% - 1.020% due 04/13/2004 - 04/15/2004 (b)	5,800	5,798	2.0%
Fannie Mae
1.020% - 1.030% due 05/05/2004 - 07/01/2004 (b)	7,600	7,590	2.7%
Federal Home Loan Bank
1.010% - 1.015% due 04/01/2004 - 05/07/2004 (b)	18,700	18,687	6.6%
Freddie Mac
1.005% - 1.040% due 04/20/2004 - 05/04/2004 (b)	19,000	18,985	6.7%
General Electric Capital Corp.
1.040% due 05/11/2004 - 07/08/2004 (b)	9,200	9,185	3.2%
HBOS Treasury Services PLC
1.030% - 1.060% due 05/17/2004 - 06/30/2004 (b)	8,700	8,680	3.1%
Pfizer, Inc.
1.015% due 06/03/2004	3,000	2,995	1.1%
Rabobank USA Financial Corp.
1.030% - 1.045% due 05/10/2004 - 06/15/2004 (b)	6,000	5,989	2.1%
Royal Bank of Scotland PLC
1.010% - 1.025% due 04/12/2004 - 05/12/2004 (b)	6,900	6,893	2.4%
Shell Finance (UK) PLC
1.015% - 1.020% due 04/08/2004 - 06/03/2004 (b)	8,400	8,390	2.9%
UBS Finance, Inc.
1.020% - 1.050% due 04/05/2004 - 06/10/2004 (b)	8,800	8,788	3.1%
Westpac Trust Securities NZ Ltd.
1.040% due 05/25/2004 - 06/24/2004 (b)	3,100	3,094	1.1%
Other Commercial Paper (f)		1,298	0.4%

		149,415	52.5%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $4,686. Repurchase proceeds are $4,593.)	4,593	4,593	1.6%

U.S. Treasury Bills
1.007% due 04/15/2004 - 06/17/2004 (b) (d)	52,890	52,811	18.6%

Total Short-Term Instruments (Cost $208,225)		208,219	73.2%

Total Investments (Cost $299,215)		$299,588	105.4%

Written Options (g) (Premiums $11)		(12)	(0.0)%

Other Assets and Liabilities (Net)		(15,256)	(5.4)%

Net Assets		$284,320	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $21,953 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Appreciation/ Unrealized (Depreciation)

Euribor Purchased Put Options Strike @ 94.875	12/2004	15	$0
Euribor Purchased Put Options Strike @ 95.500	12/2004	250	(4)
Euribor Purchased Put Options Strike @ 94.750	03/2005	50	(1)
Euribor Purchased Put Options Strike @ 93.000	12/2005	40	0
Euribor Written Put Options Strike @ 97.500	09/2004	7	2
Euribor Written Put Options Strike @ 97.000	12/2004	3	3
Euro-Bobl Purchased Put Options Strike @ 104.500	06/2004	50	0
Euro-Bund Purchased Put Options Strike @ 106.500	06/2004	40	0
United Kingdom 90-Day LIBOR Purchased
Put Options Strike @ 93.750	06/2004	1	0
United Kingdom 90-Day LIBOR Purchased
Put Options Strike @ 92.500	09/2004	6	0
Emini S&P 500 Index JuneLong Futures	06/2004	51	(72)
Euribor June Long Futures	06/2005	94	155
Euribor September Long Futures	09/2005	99	137
Euribor December Long Futures	12/2005	163	127
Euro-Bobl 5-Year Note Long Futures	06/2004	71	92
Euro-Bund 10-Year Note Long Futures	06/2004	56	110
S&P 500 Index June Long Futures	06/2004	1,037	(5,682)
U.S. Treasury 5-Year Note Long Futures	06/2004	26	20
U.S. Treasury 10-Year Note Long Futures	06/2004	583	985

			$(4,128)

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	1,300	$24

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		20,300	(3)

80	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008	EC	3,600	$6
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/01/2004		$100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004		300	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		600	0

			$27

(f)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bill June Futures	$113.000	05/21/2004	1	$2	$3
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	9	9	9

				$11	$12

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Bonds	6.250	05/15/2030	$2,100	$2,536	$2,491

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	181	05/2004	$0	$0	$0
Buy		300	06/2004	0	0	0
Buy	CP	42,637	05/2004	0	0	0
Buy		60,602	06/2004	0	(1)	(1)
Sell	EC	2,255	04/2004	16	(2)	14
Buy	H$	474	05/2004	0	0	0
Buy		777	06/2004	0	0	0
Buy	IR	4,703	06/2004	4	0	4
Buy	KW	71,034	05/2004	1	0	1
Buy		118,000	06/2004	2	0	2
Buy	MP	1,121	06/2004	0	(1)	(1)
Buy	PN	208	05/2004	0	0	0
Buy		244	06/2004	0	0	0
Buy	RR	1,739	05/2004	0	0	0
Buy		2,854	06/2004	0	0	0
Buy	S$	103	05/2004	1	0	1
Buy		170	06/2004	2	0	2
Buy	SR	402	05/2004	3	0	3
Buy		480	06/2004	5	0	5
Buy	SV	1,973	05/2004	0	0	0
Buy		2,340	06/2004	1	0	1
Buy	T$	2,020	05/2004	0	0	0
Buy		3,321	06/2004	1	0	1

				$36	$(4)	$32

(j)	Principal amount denoted in indicated currency:

BR - CP - EC - H$ - IR - KW - MP - PN - RR - S$ - SR - SV - T$ -	Brazilian Real Chilean Peso Euro Hong Kong Dollar Indonesian Rupiah South Korean Won Mexican Peso Peruvian New Sol Russian Ruble Singapore Dollar South African Rand Slovakian Koruna Taiwan Dollar

(k)	The aggregate value of fair valued securities is $1,500, which is 0.53% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	81

Summary Schedule of Investments

Total Return Mortgage Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

U.S. GOVERNMENT AGENCIES

Fannie Mae
2.160% due 07/01/2011 (b)	$2,281	$2,304	0.9%
5.000% due 09/01/2018	3,653	3,760	1.5%
5.000% due 10/01/2018	6,664	6,860	2.7%
5.000% due 11/01/2018	12,650	13,021	5.1%
5.000% due 02/01/2019	5,653	5,818	2.3%
5.000% due 03/01/2019	15,085	15,529	6.1%
5.000% due 04/20/2019	13,000	13,366	5.2%
1.160% due 08/25/2023 (b)	2,224	2,226	0.9%
6.500% due 08/01/2032	2,266	2,382	0.9%
5.500% due12/01/2033	17,350	17,791	6.9%
5.500% due 04/15/2034	40,700	41,705	16.3%
6.500% due 04/15/2034	6,000	6,304	2.5%
5.500% due 05/13/2034	11,000	11,241	4.4%
0.000% - 9.000% due 05/01/2006 - 02/01/2034 (c)	20,138	20,357	8.0%
Federal Housing Administration
5.022% due 10/25/2022	1,790	1,818	0.7%
7.430% due 06/01/2019 - 06/01/2022 (c)	1,761	1,788	0.7%
Freddie Mac
5.500% due 02/01/2018	6,027	6,289	2.5%
5.000% due 04/15/2034	3,000	3,015	1.2%
5.500% due 04/15/2034	23,000	23,575	9.2%
6.000% due 04/15/2034	4,000	4,158	1.6%
3.071% - 8.000% due 06/15/2008 - 05/01/2032 (c)	4,111	4,278	1.7%
Government National Mortgage Association
1.290% due 02/16/2032 (b)	2,278	2,279	0.9%
1.340% due 08/16/2032 (b)	4,017	4,020	1.6%
5.500% due 03/15/2033	3,318	3,417	1.3%
5.500% due 01/15/2034	3,936	4,053	1.6%
5.500% due 04/22/2034	5,000	5,278	2.1%
5.500% due 05/15/2034	2,229	2,376	0.9%
5.500% due 07/15/2034	8,681	8,940	3.5%
4.375% - 7.500% due 02/20/2017 - 04/22/2034 (c)	4,058	4,146	1.6%

Total U.S. Government Agencies (Cost $240,573)		242,094	94.8%

MORTGAGE-BACKED SECURITIES

Ameriquest Mortgage Securities, Inc.
1.570% due 02/25/2034 (b)	2,305	2,249	0.9%
Chevy Chase Funding LLC
1.372% due 01/25/2035 (b)	2,000	1,997	0.8%
CS First Boston Mortgage Securities Corp.
1.437% - 7.000% due 08/25/2004 - 08/25/2033 (c)	5,180	4,226	1.7%
Prime Mortgage Trust
5.000% due 02/25/2019	2,647	2,701	1.0%
Structured Asset Securities Corp.
1.190% - 6.250% due 04/15/2027 - 04/25/2033 (c)	4,220	4,224	1.7%
Other Mortgage-Backed Securities (a)		8,481	3.3%

Total Mortgage-Backed Securities (Cost $24,057)		23,878	9.4%

ASSET-BACKED SECURITIES

Ameriquest Mortgage Securities, Inc.
5.000% due 02/25/2006 (f)	60,844	3,466	1.3%
1.400% - 1.500% due 05/25/2032 - 03/25/2033 (c)	1,512	1,518	0.6%
Chase Credit Card Master Trust
1.430% due 09/15/2006 (b)	4,600	4,604	1.8%
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	2,300	1,956	0.8%
Countrywide Asset-Backed Certificates
1.190% due 11/25/2023 (b)	2,000	2,000	0.8%
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (b)	1,971	2,012	0.8%
Fremont Home Loan Trust
1.430% due 02/25/2033 (b)	1,663	1,666	0.6%
Renaissance Home Equity Loan Trust
1.530% due 08/25/2033 (b)	2,698	2,713	1.1%
1.470% due 12/25/2032 (b)	1,286	1,285	0.5%
Residential Asset Mortgage Products, Inc.
1.641% due 04/25/2034 (b)	1,934	1,946	0.8%
Specialty Underwriting & Residential Finance
1.430% due 01/25/2034 (b)	2,023	2,026	0.8%
Terwin Mortgage Trust
2.000% due 03/25/2035	2,373	2,373	0.9%
1.670% due 09/25/2033 (b)	1,641	1,642	0.6%
Other Asset-Backed Securities (a)		12,891	5.1%

Total Asset-Backed Securities (Cost $42,081)		42,098	16.5%

SHORT-TERM INSTRUMENTS

Commercial Paper
Anz (Delaware), Inc.
1.030% due 06/22/2004	4,100	4,090	1.6%
Fannie Mae
1.000% - 1.030% due 07/01/2004	6,387	6,370	2.5%
General Electric Capital Corp.
1.040% due 07/08/2004	7,000	6,980	2.7%
HBOS Treasury Services PLC
1.030% due 06/21/2004	7,000	6,984	2.7%
KFW International Finance, Inc.
1.015% due 06/08/2004	7,000	6,986	2.8%
Pfizer, Inc.
1.010% due 06/15/2004	7,000	6,985	2.7%
Royal Bank of Scotland PLC
1.020% due 04/27/2004	2,000	1,999	0.8%
UBS Finance, Inc.
1.025% due 06/23/2004	7,000	6,983	2.7%
Other Commercial Paper (a)		1,696	0.7%

		49,073	19.2%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 5.250% due 01/15/2006 valued at $649. Repurchase proceeds are $632.)	632	632	0.2%

U.S. Treasury Bills
1.009% due 04/29/2004 - 06/17/2004 (c)(e)	8,050	8,042	3.2%

Total Short-Term Instruments (Cost $57,749)		57,747	22.6%

Total Investments (Cost $364,460)		$365,817	143.3%

Written Options (h) (Premiums $578)		(540)	(0.2)%

Other Assets and Liabilities (Net)		(110,052)	(43.1)%

Net Assets		$255,225	100.0%

82	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Notes to Summary Schedule of Investments (amounts in thousands):

(a)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(b)	Variable rate security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.560%.
Counterparty: Bear Stearns & Co., Inc. Exp. 04/01/2004	$5,000	$0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and paid a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	3,100	0
Receive floating rate based on 3-month LIBOR with 6.940% interest rate cap and paid a premium amount of $119.
Counterparty: Lehman Brothers, Inc. Exp. 07/01/2011	3,000	(47)
The Fund paid initial exchange amount of $900 and receives interest and paydown on FFCA Secured Lending Corp. 8.180% due 09/18/2027.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/18/2027	3,000	(36)

		$(83)

(e)	Securities with an aggregate market value of $499 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Interest only security.
(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	6.000	04/15/2034	$4,000	$4,164	$4,153
Fannie Mae	5.000	05/13/2034	5,000	5,006	5,030
Fannie Mae	6.000	05/13/2034	10,000	10,391	10,374

				$19,561	$19,557

(h)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$20,000	$336	$395
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	20,000	242	145

						$578	$540

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	The aggregate value of fair valued securities is $472, which is 0.18% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	83

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
All Asset Fund
Class D
04/30/2003 - 03/31/2004	$11.39	$0.63	(a)	$1.29	(a)	$1.92	$(0.44)	$(0.09)	$0.00
California Intermediate Municipal Bond Fund
Class D
03/31/2004	$10.22	$0.38	(a)	$0.00	(a)	$0.38	$(0.38)	$0.00	$0.00
03/31/2003	10.16	0.40	(a)	0.12	(a)	0.52	(0.41)	(0.05)	0.00
03/31/2002	10.60	0.46	(a)	(0.07	)(a)	0.39	(0.43)	(0.40)	0.00
03/31/2001	10.05	0.45	(a)	0.55	(a)	1.00	(0.42)	(0.03)	0.00
01/31/2000 - 03/31/2000	9.88	0.06	(a)	0.18	(a)	0.24	(0.07)	0.00	0.00
California Municipal Bond Fund
Class D
03/31/2004	$10.36	$0.39	(a)	$0.09	(a)	$0.48	$(0.38)	$(0.04)	$0.00
03/31/2003	10.02	0.43	(a)	0.34	(a)	0.77	(0.42)	(0.01)	0.00
03/31/2002	10.35	0.36	(a)	0.04	(a)	0.40	(0.34)	(0.39)	0.00
07/31/2000 - 03/31/2001	10.35	0.31	(a)	0.43	(a)	0.74	(0.31)	(0.43)	0.00
CommodityRealReturn Strategy Fund
Class D
03/31/2004	$12.03	$5.65	(a)	$(0.48	)(a)	$5.17	$(1.40)	$(0.14)	$0.00
11/29/2002 - 03/31/2003	11.38	(2.68	)(a)	4.09	(a)	1.41	(0.76)	0.00	0.00
Diversified Income Fund
Class D
07/31/2003 - 03/31/2004	$10.00	$0.27	(a)	$0.88	(a)	$1.15	$(0.30)	$(0.01)	$0.00
Emerging Markets Bond Fund
Class D
03/31/2004	$10.05	$0.49	(a)	$1.77	(a)	$2.26	$(0.50)	$(1.08)	$0.00
03/31/2003	9.60	0.65	(a)	0.71	(a)	1.36	(0.66)	(0.25)	0.00
03/31/2002	8.40	0.67	(a)	1.78	(a)	2.45	(0.75)	(0.50)	0.00
03/31/2001	8.61	0.79	(a)	0.20	(a)	0.99	(0.80)	(0.40)	0.00
Foreign Bond Fund
Class D
03/31/2004	$10.70	$0.27	(a)	$0.04	(a)	$0.31	$(0.28)	$(0.21)	$0.00
03/31/2003	10.39	0.35	(a)	0.57	(a)	0.92	(0.24)	(0.25)	(0.12)
03/31/2002	10.32	0.43	(a)	0.09	(a)	0.52	(0.43)	(0.02)	0.00
03/31/2001	10.03	0.53	(a)	0.51	(a)	1.04	(0.54)	(0.21)	0.00
03/31/2000	10.63	0.59	(a)	(0.45	)(a)	0.14	(0.59)	(0.15)	0.00
GNMA Fund
Class D
03/31/2004	$11.05	$0.11	(a)	$0.31	(a)	$0.42	$(0.26)	$(0.12)	$0.00
03/31/2003	10.67	0.19	(a)	0.67	(a)	0.86	(0.23)	(0.25)	0.00
05/31/2001 - 03/31/2002	10.43	0.18	(a)	0.52	(a)	0.70	(0.34)	(0.12)	0.00
High Yield Fund
Class D
03/31/2004	$8.90	$0.65	(a)	$0.79	(a)	$1.44	$(0.65)	$0.00	$0.00
03/31/2003	9.19	0.70	(a)	(0.28	)(a)	0.42	(0.71)	0.00	0.00
03/31/2002	9.88	0.74	(a)	(0.68	)(a)	0.06	(0.75)	0.00	0.00
03/31/2001	10.22	1.52	(a)	(0.99	)(a)	0.53	(0.87)	0.00	0.00
03/31/2000	11.23	0.89	(a)	(1.01	)(a)	(0.12)	(0.89)	0.00	0.00
International StocksPLUS TR Strategy Fund
Class D
10/30/2003 - 03/31/2004	$10.00	$0.74	(a)	$0.28	(a)	$1.02	$(0.26)	$0.00	$0.00
Low Duration Fund
Class D
03/31/2004	$10.33	$0.17	(a)	$0.08	(a)	$0.25	$(0.22)	$(0.05)	$0.00
03/31/2003	10.06	0.31	(a)	0.45	(a)	0.76	(0.35)	(0.14)	0.00
03/31/2002	10.03	0.46	(a)	0.08	(a)	0.54	(0.50)	(0.01)	0.00
03/31/2001	9.81	0.62	(a)	0.24	(a)	0.86	(0.64)	0.00	0.00
03/31/2000	10.10	0.61	(a)	(0.29	)(a)	0.32	(0.61)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.74%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.25%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.00%.

84	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

All Asset Fund
Class D
04/30/2003 - 03/31/2004	$(0.53)	$12.78	17.15%	$100,007	0.86	%*(k)(n)	5.65%*	99%
California Intermediate Municipal Bond Fund
Class D
03/31/2004	$(0.38)	$10.22	3.78%	$4,449	0.85%		3.74%	137%
03/31/2003	(0.46)	10.22	5.16	6,046	0.85		3.91	101
03/31/2002	(0.83)	10.16	3.77	1,444	0.87	(e)	4.41	94
03/31/2001	(0.45)	10.60	10.21	181	0.86	(e)	4.26	257
01/31/2000 - 03/31/2000	(0.07)	10.05	2.39	10	0.85	*(d)	3.88 *	357
California Municipal Bond Fund
Class D
03/31/2004	$(0.42)	$10.42	4.67%	$110	0.85%		3.78%	157%
03/31/2003	(0.43)	10.36	7.76	92	0.85		4.14	221
03/31/2002	(0.73)	10.02	3.81	11	0.87	(e)	3.44	164
07/31/2000 - 03/31/2001	(0.74)	10.35	7.82	10	0.85	*	4.47 *	338
CommodityRealReturn Strategy Fund
Class D
03/31/2004	$(1.54)	$15.66	44.79%	$555,629	1.24%		39.03%	290%
11/29/2002 - 03/31/2003	(0.76)	12.03	12.71	3,069	1.24	*(j)	(62.62)*	492
Diversified Income Fund
Class D
07/31/2003 - 03/31/2004	$(0.31)	$10.84	11.62%	$18,639	1.20	%*(m)	3.87%*	33%
Emerging Markets Bond Fund
Class D
03/31/2004	$(1.58)	$10.73	23.35%	$192,006	1.25%		4.57%	461%
03/31/2003	(0.91)	10.05	15.66	92,630	1.27	(f)	7.02	388
03/31/2002	(1.25)	9.60	30.94	27,004	1.26	(f)	7.05	620
03/31/2001	(1.20)	8.40	12.58	11	1.33	(f)	9.33	902
Foreign Bond Fund
Class D
03/31/2004	$(0.49)	$10.52	3.00%	$174,591	0.96	%(c)	2.52%	711%
03/31/2003	(0.61)	10.70	9.13	144,142	0.95		3.31	589
03/31/2002	(0.45)	10.39	5.21	53,177	0.96	(c)	4.09	434
03/31/2001	(0.75)	10.32	10.84	26,590	0.99	(c)	5.26	417
03/31/2000	(0.74)	10.03	1.51	9,955	1.16	(c)	5.77	330
GNMA Fund
Class D
03/31/2004	$(0.38)	$11.09	3.80%	$8,773	0.92	%(h)	0.98%	1409%
03/31/2003	(0.48)	11.05	8.16	6,083	0.95	(i)	1.69	763
05/31/2001 - 03/31/2002	(0.46)	10.67	7.40	985	1.01	*(g)	2.03 *	1292
High Yield Fund
Class D
03/31/2004	$(0.65)	$9.69	16.62%	$461,971	0.90%		6.85%	105%
03/31/2003	(0.71)	8.90	5.18	271,072	0.90		8.20	129
03/31/2002	(0.75)	9.19	0.68	121,572	0.90		7.86	96
03/31/2001	(0.87)	9.88	5.40	32,820	0.90		15.06	53
03/31/2000	(0.89)	10.22	(1.14)	23,601	0.90		8.29	39
International StocksPLUS TR Strategy Fund
Class D
10/30/2003 - 03/31/2004	$(0.26)	$10.76	10.27%	$110	1.35	%*(l)	17.17%*	41%
Low Duration Fund
Class D
03/31/2004	$(0.27)	$10.31	2.41%	$644,925	0.75%		1.67%	247%
03/31/2003	(0.49)	10.33	7.73	438,641	0.75		2.98	218
03/31/2002	(0.51)	10.06	5.57	107,165	0.75		4.59	569
03/31/2001	(0.64)	10.03	9.10	19,282	0.82	(b)	6.23	348
03/31/2000	(0.61)	9.81	3.22	12,018	0.83	(b)	6.11	82

(h)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(i)	Effective December 1, 2002, the administrative expense was reduced to 0.40%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.40%.
(k)	Ratio of expenses to average net assets excluding Underlying PIMS Funds expenses’ recoupment in which the Fund invests in 0.90%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.72%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.21%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.90%.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	85

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Municipal Bond Fund
Class D
03/31/2004	$10.18	$0.38	(a)	$0.14	(a)	$0.52	$(0.38)	$0.00
03/31/2003	10.03	0.42	(a)	0.18	(a)	0.60	(0.42)	(0.03)
03/31/2002	10.02	0.47	(a)	0.12	(a)	0.59	(0.47)	(0.11)
03/31/2001	9.47	0.43	(a)	0.56	(a)	0.99	(0.44)	0.00
03/31/2000	10.12	0.42	(a)	(0.64	)(a)	(0.22)	(0.43)	0.00
New York Municipal Bond Fund
Class D
03/31/2004	$10.68	$0.32	(a)	$0.22	(a)	$0.54	$(0.33)	$(0.02)
03/31/2003	10.35	0.36	(a)	0.49	(a)	0.85	(0.40)	(0.12)
03/31/2002	10.64	0.45	(a)	0.17	(a)	0.62	(0.45)	(0.46)
03/31/2001	9.94	0.44	(a)	0.77	(a)	1.21	(0.42)	(0.09)
01/31/2000 - 03/31/2000	9.79	0.07	(a)	0.15	(a)	0.22	(0.07)	0.00
Real Return Fund
Class D
03/31/2004	$11.42	$0.35	(a)	$0.88	(a)	$1.23	$(0.35)	$(0.51)
03/31/2003	10.29	0.45	(a)	1.31	(a)	1.76	(0.48)	(0.15)
03/31/2002	10.40	0.32	(a)	0.12	(a)	0.44	(0.45)	(0.10)
03/31/2001	9.92	0.72	(a)	0.60	(a)	1.32	(0.76)	(0.08)
03/31/2000	9.83	0.63	(a)	0.12	(a)	0.75	(0.64)	(0.02)
RealEstateRealReturn Strategy Fund
Class D
10/30/2003 - 03/31/2004	$10.00	$2.58	(a)	$0.21	(a)	$2.79	$(0.83)	$0.00
Short Duration Municipal Income Fund
Class D
03/31/2004	$10.16	$0.19	(a)	$(0.01	)(a)	$0.18	$(0.17)	$0.00
03/31/2003	10.17	0.23	(a)	(0.02	)(a)	0.21	(0.22)	0.00
03/31/2002	10.16	0.30	(a)	0.09	(a)	0.39	(0.34)	(0.04)
03/31/2001	9.98	0.41	(a)	0.17	(a)	0.58	(0.40)	0.00
01/31/2000 - 03/31/2000	9.99	0.06	(a)	(0.01	)(a)	0.05	(0.06)	0.00
Short-Term Fund
Class D
03/31/2004	$10.04	$0.12	(a)	$0.06	(a)	$0.18	$(0.14)	$(0.01)
03/31/2003	10.00	0.25	(a)	0.07	(a)	0.32	(0.26)	(0.02)
03/31/2002	10.03	0.32	(a)	0.06	(a)	0.38	(0.39)	(0.02)
03/31/2001	9.95	0.62	(a)	0.09	(a)	0.71	(0.61)	(0.02)
03/31/2000	10.03	0.55	(a)	(0.08	)(a)	0.47	(0.55)	0.00
StocksPLUS Fund
Class D
03/31/2004	$7.56	$1.12	(a)	$1.46	(a)	$2.58	$(0.70)	$0.00
03/31/2003	9.93	(0.80	)(a)	(1.45	)(a)	(2.25)	(0.12)	0.00
03/31/2002	10.12	0.32	(a)	(0.29	)(a)	0.03	(0.22)	0.00
03/31/2001	14.08	(0.05	)(a)	(2.76	)(a)	(2.81)	(0.24)	(0.91)
03/31/2000	14.27	1.04	(a)	1.29	(a)	2.33	(2.01)	(0.51)
StocksPLUS Total Return Fund
Class D
07/31/2003 - 03/31/2004	$10.75	$0.02	(a)	$1.77	(a)	$1.79	$(0.03)	$(0.39)
Total Return Mortgage Fund
Class D
03/31/2004	$10.75	$0.16	(a)	$0.31	(a)	$0.47	$(0.27)	$(0.12)
03/31/2003	10.35	0.21	(a)	0.72	(a)	0.93	(0.26)	(0.27)
03/31/2002	10.42	0.35	(a)	0.35	(a)	0.70	(0.37)	(0.40)
03/31/2001	9.97	0.59	(a)	0.63	(a)	1.22	(0.59)	(0.18)
03/31/2000	10.19	0.54	(a)	(0.20	)(a)	0.34	(0.56)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.29%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.52%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.85%.

86	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Municipal Bond Fund
Class D
03/31/2004	$(0.38)	$10.32	5.20%	$24,732	0.85%		3.70%	115%
03/31/2003	(0.45)	10.18	6.10	21,509	0.85		4.08	108
03/31/2002	(0.58)	10.03	5.95	6,738	0.85		4.61	231
03/31/2001	(0.44)	10.02	10.74	1,414	0.85		4.41	306
03/31/2000	(0.43)	9.47	(2.16)	1,104	0.85		4.46	145
New York Municipal Bond Fund
Class D
03/31/2004	$(0.35)	$10.87	5.09%	$3,032	0.85%		3.00%	147%
03/31/2003	(0.52)	10.68	8.35	1,491	0.85		3.36	227
03/31/2002	(0.91)	10.35	6.08	66	0.87	(e)	4.19	204
03/31/2001	(0.51)	10.64	12.44	113	0.90	(e)	4.23	973
01/31/2000 - 03/31/2000	(0.07)	9.94	2.21	10	0.87	*(d)(e)	4.02 *	270
Real Return Fund
Class D
03/31/2004	$(0.86)	$11.79	11.24%	$935,857	0.90%		3.04%	308%
03/31/2003	(0.63)	11.42	17.47	837,960	0.91	(f)	4.04	191
03/31/2002	(0.55)	10.29	4.22	378,576	0.90		3.10	237
03/31/2001	(0.84)	10.40	13.99	57,696	0.94	(f)	7.14	202
03/31/2000	(0.66)	9.92	7.93	15,560	0.93	(f)	6.44	253
RealEstateRealReturn Strategy Fund
Class D
10/30/2003 - 03/31/2004	$(0.83)	$11.96	29.30%	$3,920	1.25	%(j)(k)	54.89%	158%
Short Duration Municipal Income Fund
Class D
03/31/2004	$(0.17)	$10.17	1.83%	$42,004	0.80%		1.83%	226%
03/31/2003	(0.22)	10.16	2.10	9,210	0.80		2.22	152
03/31/2002	(0.38)	10.17	3.88	470	0.80		2.93	107
03/31/2001	(0.40)	10.16	5.78	11	0.81	(g)	4.05	208
01/31/2000 - 03/31/2000	(0.06)	9.98	0.47	10	0.80	*(c)	3.51 *	171
Short-Term Fund
Class D
03/31/2004	$(0.15)	$10.07	1.79%	$233,211	0.75%		1.17%	268%
03/31/2003	(0.28)	10.04	3.30	137,874	0.75		2.47	77
03/31/2002	(0.41)	10.00	3.80	81,643	0.82	(b)	3.17	131
03/31/2001	(0.63)	10.03	7.33	6,613	1.31	(b)	6.15	121
03/31/2000	(0.55)	9.95	4.87	3,361	0.93	(b)	5.54	38
StocksPLUS Fund
Class D
03/31/2004	$(0.70)	$9.44	34.43%	$8,660	1.05%		12.02%	287%
03/31/2003	(0.12)	7.56	(22.71)	2,000	1.05		(9.87)	282
03/31/2002	(0.22)	9.93	0.22	1,998	1.06	(h)	3.14	455
03/31/2001	(1.15)	10.12	(21.27)	2,769	1.05		(0.43)	270
03/31/2000	(2.52)	14.08	17.32	3,288	1.05		7.16	92
StocksPLUS Total Return Fund
Class D
07/31/2003 - 03/31/2004	$(0.42)	$12.12	16.90%	$524	1.19	%*(i)	0.22%*	282%
Total Return Mortgage Fund
Class D
03/31/2004	$(0.39)	$10.83	4.48%	$103,329	0.95	%(f)	1.48%	993%
03/31/2003	(0.53)	10.75	9.05	126,132	0.90		1.98	844
03/31/2002	(0.77)	10.35	7.43	28,929	0.90		3.37	1193
03/31/2001	(0.77)	10.42	12.69	1,261	0.90		5.78	848
03/31/2000	(0.56)	9.97	3.47	166	0.90		5.38	1476

(f)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(g)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(h)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.20%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.35%.
(k)	Ratio of expenses to average net assets excluding interest expense is 1.24%.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	87

Statements of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts	All Asset Fund	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Commodity- RealReturn Strategy Fund	Diversified Income Fund	Emerging Markets Bond Fund	Foreign Bond Fund

Assets:
Investments, at value	$1,818,282	$124,879	$15,904	$4,697,733	$718,103	$1,752,373	$1,859,466
Cash	21,631	25	1	5	10,135	2,652	2,895
Foreign currency, at value	0	0	0	46	885	0	16,969
Receivable for investments sold	2,176	0	0	0	0	391,364	149,283
Receivable for investments sold on delayed delivery basis	0	0	0	1,027	0	7,605	292,659
Unrealized appreciation on forward foreign currency contracts	0	0	0	52	630	778	5,847
Receivable for Fund shares sold	32,390	76	2	109,191	24,106	8,203	4,641
Interest and dividends receivable	2,505	1,755	191	148,684	9,539	19,845	29,723
Variation margin receivable	0	0	33	0	191	0	3,781
Manager reimbursement receivable	88	0	0	2	12	0	0
Swap premiums paid	0	878	0	564	2,251	567	18,316
Unrealized appreciation on swap agreements	0	1,261	0	1,037	123	5,111	4,349
Unrealized appreciation on forward volatility options	0	0	0	0	0	0	404
Other assets	0	0	0	2	0	21	0

	1,877,072	128,874	16,131	4,958,343	765,975	2,188,519	2,388,333

Liabilities:
Payable for investments purchased	$32,539	$0	$0	$51,791	$15,548	$5,135	$107,749
Payable for investments purchased on delayed delivery basis	0	0	0	776,188	0	722,153	409,330
Unrealized depreciation on forward foreign currency contracts	0	0	0	228	27	75	11,635
Payable for short sales	0	0	0	1,027	0	0	212,473
Due to Custodian	0	0	0	0	0	0	0
Written options outstanding	0	371	76	1,681	594	0	15,768
Payable for Fund shares redeemed	761	131	0	7,395	689	3,904	2,900
Dividends payable	0	82	6	0	681	692	457
Accrued investment advisory fee	277	27	3	1,436	258	567	333
Accrued administration fee	305	31	4	1,145	183	586	431
Accrued distribution fee	212	0	0	444	15	136	114
Accrued servicing fee	147	11	1	412	14	137	123
Variation margin payable	0	98	34	0	0	0	879
Recoupment payable to Manager	0	0	0	0	0	0	0
Swap premiums received	0	204	0	563	0	1	3,381
Unrealized depreciation on swap agreements	0	810	0	0	849	417	38,272
Other liabilities	0	0	0	7,983	0	0	5,160

	34,241	1,765	124	850,293	18,858	733,803	809,005

Net Assets	$1,842,831	$127,109	$16,007	$4,108,050	$747,117	$1,454,716	$1,579,328

Net Assets Consist of:
Paid in capital	$1,742,205	$124,550	$15,552	$3,743,483	$733,940	$1,349,011	$1,533,229
Undistributed (overdistributed) net investment income	11,567	300	2	284,697	662	49,526	(73,069)
Accumulated undistributed net realized gain (loss)	6,708	(2,101)	(170)	(10)	562	(3,487)	(82)
Net unrealized appreciation (depreciation)	82,351	4,360	623	79,880	11,953	59,666	119,250

	$1,842,831	$127,109	$16,007	$4,108,050	$747,117	$1,454,716	$1,579,328

Net Assets:
Class D	$100,007	$4,449	$110	$555,629	$18,639	$192,006	$174,591
Other Classes	1,742,824	122,660	15,897	3,552,421	728,478	1,262,710	1,404,737
Shares Issued and Outstanding:
Class D	7,823	435	11	35,473	1,719	17,890	16,599
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$12.78	$10.22	$10.42	$15.66	$10.84	$10.73	$10.52
Cost of Investments Owned	$1,735,931	$120,499	$15,248	$4,615,793	$707,073	$1,698,134	$1,696,724

Cost of Foreign Currency Held	$0	$0	$0	$45	$881	$0	$16,698

88	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Amounts in thousands, except per share amounts	GNMA Fund	High Yield Fund	International StocksPLUS TR Strategy Fund	Low Duration Fund	Municipal Bond Fund	New York Municipal Bond Fund	Real Return Fund

Assets:
Investments, at value	$595,894	$7,319,222	$18,824	$14,743,415	$371,822	$21,250	$13,557,754
Cash	0	2,148	0	18	97	1	0
Foreign currency, at value	0	18,818	188	88,343	0	0	1,973
Receivable for investments sold	135,479	51,324	282	71,200	0	0	0
Receivable for investments sold on delayed delivery basis	0	0	0	0	0	0	772,074
Unrealized appreciation on forward foreign currency contracts	0	6,917	2	6,339	0	0	1,156
Receivable for Fund shares sold	12,691	21,415	32	94,493	877	26	84,407
Interest and dividends receivable	609	138,657	193	39,743	5,427	264	105,171
Variation margin receivable	0	1,170	35	2,290	505	1	1,462
Manager reimbursement receivable	0	0	16	0	0	0	0
Swap premiums paid	316	2,497	2	14,154	0	0	3,150
Unrealized appreciation on swap agreements	0	3,489	3	2,175	0	0	1,074
Unrealized appreciation on forward volatility options	0	0	0	0	0	0	0
Other assets	8	0	99	0	0	0	0

	744,997	7,565,657	19,676	15,062,170	378,728	21,542	14,528,221

Liabilities:
Payable for investments purchased	$302,628	$86,063	$886	$97,956	$10,967	$0	$23,542
Payable for investments purchased on delayed delivery basis	0	0	0	67,149	0	0	2,807,794
Unrealized depreciation on forward foreign currency contracts	0	0	0	120	0	0	773
Payable for short sales	29,189	0	0	0	0	0	534,274
Due to Custodian	3	0	82	0	0	0	0
Written options outstanding	810	22,755	0	4,815	1,297	79	16,748
Payable for Fund shares redeemed	1,292	23,192	0	77,742	370	2	18,252
Dividends payable	83	11,922	0	3,403	332	17	3,818
Accrued investment advisory fee	64	1,589	8	3,140	78	5	2,278
Accrued administration fee	90	2,056	5	3,030	103	7	2,941
Accrued distribution fee	0	1,362	0	975	70	0	1,825
Accrued servicing fee	118	778	1	966	46	4	1,398
Variation margin payable	0	0	0	0	863	0	178
Recoupment payable to Manager	0	0	0	0	0	0	3
Swap premiums received	0	0	0	0	0	0	750
Unrealized depreciation on swap agreements	125	15,588	0	8,731	0	0	4,882
Other liabilities	0	8	24	0	0	0	5,809

	334,402	165,313	1,006	268,027	14,126	114	3,425,265

Net Assets	$410,595	$7,400,344	$18,670	$14,794,143	$364,602	$21,428	$11,102,956

Net Assets Consist of:
Paid in capital	$406,799	$7,536,222	$17,466	$14,646,330	$356,034	$20,918	$10,308,647
Undistributed (overdistributed) net investment income	3,519	(44,466)	899	46,365	(38)	(7)	159,154
Accumulated undistributed net realized gain (loss)	(56)	(430,828)	129	7,569	(6,697)	(75)	(11,826)
Net unrealized appreciation (depreciation)	333	339,416	176	93,879	15,303	592	646,981

	$410,595	$7,400,344	$18,670	$14,794,143	$364,602	$21,428	$11,102,956

Net Assets:	$8,773	$461,971	$110	$644,925	$24,732	$3,032	$935,857
Class D	401,822	6,938,373	18,560	14,149,218	339,870	18,396	10,167,099
Other Classes
Shares Issued and Outstanding:	791	47,674	10	62,535	2,397	279	79,396
Class D
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$11.09	$9.69	$10.76	$10.31	$10.32	$10.87	$11.79
Cost of Investments Owned	$595,509	$6,980,024	$18,768	$14,666,201	$354,491	$20,623	$12,904,358

Cost of Foreign Currency Held	$0	$18,431	$187	$87,504	$0	$0	$1,967

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	89

Statements of Assets and Liabilities (Cont.)

March 31, 2004

Amounts in thousands, except per share amounts	RealEstate- RealReturn Strategy Fund	Short Duration Municipal Income Fund	Short-Term Fund	StocksPLUS Fund	StocksPLUS Total Return Fund	Total Return Mortgage Fund

Assets:
Investments, at value	$379,977	$485,077	$4,284,543	$1,662,673	$299,588	$365,817
Cash	0	108	3,372	2,033	1	44
Foreign currency, at value	0	0	7,688	8,280	3,299	0
Receivable for investments sold	0	0	2	5,588	1,559	80,800
Receivable for investments sold on delayed delivery basis	0	0	175,771	0	2,491	0
Unrealized appreciation on forward foreign currency contracts	0	0	52	38	36	0
Receivable for Fund shares sold	6,425	4,160	9,059	1,716	656	1,057
Interest and dividends receivable	16,639	4,876	14,171	1,921	694	930
Variation margin receivable	0	305	10,158	6,766	438	0
Manager reimbursement receivable	22	0	0	0	7	0
Swap premiums paid	54	0	2,554	0	322	1,019
Unrealized appreciation on swap agreements	86	0	5,987	1	30	0
Other assets	0	0	20	0	0	0

	403,203	494,526	4,513,377	1,689,016	309,121	449,667

Liabilities:
Payable for investments purchased	$15,302	$3,208	$20,469	$21,408	$5,087	$172,962
Payable for investments purchased on delayed delivery basis	80,270	533	0	0	16,548	0
Unrealized depreciation on forward foreign currency contracts	0	0	0	69	4	0
Payable for short sales	0	0	179,317	0	2,536	19,561
Written options outstanding	44	1,256	9,541	1,043	12	540
Payable for Fund shares redeemed	546	4,103	32,908	1,297	90	1,006
Dividends payable	0	186	829	0	0	85
Interest payable	0	0	0	291	0	0
Accrued investment advisory fee	104	81	922	559	122	55
Accrued administration fee	57	140	960	404	72	78
Accrued distribution fee	4	18	184	246	20	2
Accrued servicing fee	3	77	316	91	13	68
Variation margin payable	0	554	9,065	8,125	290	0
Recoupment payable to Manager	0	0	0	0	0	0
Swap premiums received	47	179	0	0	4	0
Unrealized depreciation on swap agreements	0	1,444	2,844	0	3	83
Other liabilities	558	0	1,441	0	0	2

	96,935	11,779	258,796	33,533	24,801	194,442

Net Assets	$306,268	$482,747	$4,254,581	$1,655,483	$284,320	$255,225

Net Assets Consist of:
Paid in capital	$278,564	$484,403	$4,240,052	$1,907,864	$269,909	$249,951
Undistributed (overdistributed) net investment income	21,796	(8)	2,288	74,555	6,039	4,102
Accumulated undistributed net realized gain (loss)	(27)	(3,593)	(4,138)	(310,043)	12,207	(136)
Net unrealized appreciation (depreciation)	5,935	1,945	16,379	(16,893)	(3,835)	1,308

	$306,268	$482,747	$4,254,581	$1,655,483	$284,320	$255,225

Net Assets:
Class D	$3,920	$42,004	$233,211	$8,660	$524	$103,329
Other Classes	302,348	440,743	4,021,370	1,646,823	283,796	151,896
Shares Issued and Outstanding:
Class D	328	4,131	23,165	918	43	9,540
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$11.96	$10.17	$10.07	$9.44	$12.12	$10.83
Cost of Investments Owned	$373,892	$480,354	$4,271,400	$1,657,610	$299,215	$364,460

Cost of Foreign Currency Held	$0	$0	$7,647	$8,244	$3,314	$0

90	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Statements of Operations

Amounts in thousands

	All Asset Fund	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Commodity- RealReturn Strategy Fund	Diversified Fund Income	Emerging Markets Bond Fund

	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Period from July 31, 2003 to March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest	$0	$6,286	$708	$27,170	$10,285	$58,491
Dividends	48,624	0	0	0	13	382
Miscellaneous income	20	(2)	0	378,879	471	3,871
Total Income	48,644	6,284	708	406,049	10,769	62,744

Expenses:
Investment advisory fees	1,456	343	40	4,825	879	4,888
Administration fees	1,232	403	45	3,741	618	5,090
Servicing fees - Class D	57	12	0	318	8	378
Distribution and/or servicing fees - Other Classes	1,260	139	14	2,333	79	2,138
Trustees’ fees	1	0	0	3	1	3
Organization costs	13	0	0	13	21	0
Interest expense	0	5	0	25	0	40
Miscellaneous expense	10	0	1	34	0	0
Total Expenses	4,029	902	100	11,292	1,606	12,537
Reimbursement by Manager	(199)	(1)	0	0	(12)	0
Net Expenses	3,830	901	100	11,292	1,594	12,537

Net Investment Income	44,814	5,383	608	394,757	9,175	50,207

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,354	2,081	109	57,259	1,279	129,459
Net capital gain distributions received from underlying Funds	10,885	0	0	0	0	0
Net realized gain (loss) on futures contracts, options and swaps	0	(914)	(35)	406	623	(983)
Net realized gain (loss) on foreign currency transactions	0	0	0	103	(369)	471
Net change in unrealized appreciation (depreciation) on investments	82,246	(1,369)	196	78,263	11,029	21,370
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	0	(357)	(77)	1,157	314	7,008
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(176)	610	495
Net Gain (Loss)	94,485	(559)	193	137,012	13,486	157,820

Net Increase in Assets Resulting from Operations	$139,299	$4,824	$801	$531,769	$22,661	$208,027

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	91

Statements of Operations (Cont.)

Amounts in thousands

	Foreign Bond Fund	GNMA Fund	High Yield Fund	International StocksPLUS TR Strategy Fund	Low Duration Fund	Municipal Bond Fund	New York Municipal Bond Fund

	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$57,399	$6,112	$558,866	$97	$337,362	$17,333	$752
Dividends	223	0	7,908	0	2,171	0	0
Miscellaneous income	(4,997)	0	8,512	1,164	1,384	0	0

Total Income	52,625	6,112	575,286	1,261	340,917	17,333	752

Expenses:
Investment advisory fees	3,776	838	18,495	37	34,933	951	49
Administration fees	4,921	1,174	23,769	21	34,519	1,250	72
Servicing fees - Class D	411	18	1,007	0	1,399	50	5
Distribution and/or servicing fees - Other Classes	2,402	1,586	23,451	1	22,386	1,360	36
Trustees’ fees	4	1	20	0	38	1	0
Organization costs	0	0	0	16	0	0	0
Interest expense	173	59	5	0	0	3	1
Miscellaneous expense	0	0	0	0	0	0	1

Total Expenses	11,687	3,676	66,747	75	93,275	3,615	164

Reimbursement by Manager	0	0	0	(16)	0	0	0

Net Expenses	11,687	3,676	66,747	59	93,275	3,615	164

Net Investment Income	40,938	2,436	508,539	1,202	247,642	13,718	588

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	28,966	7,871	229,756	2	53,059	5,000	67
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0
Net realized gain (loss) on futures contracts, options and swaps	17,607	316	(6,220)	327	39,204	(1,505)	51
Net realized gain (loss) on foreign currency transactions	(3,653)	0	(27,108)	(4)	(5,557)	0	0
Net change in unrealized appreciation (depreciation) on investments	(14,091)	304	391,169	55	(5,594)	4,414	300
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	(11,206)	(26)	(6,362)	117	8,626	(2,882)	(79)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(11,858)	0	3,341	4	6,145	0	0

Net Gain (Loss)	5,765	8,465	584,576	501	95,883	5,027	339

Net Increase in Assets Resulting from Operations	$46,703	$10,901	$1,093,115	$1,703	$343,525	$18,745	$927

92	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Real Return Fund	RealEstate- RealReturn Strategy Fund	Short Duration Municipal Income Fund	Short-Term Fund	StocksPLUS Fund	StocksPLUS Total Return Fund	Total Return Mortgage Fund

	Year Ended March 31, 2004	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$317,836	$1,478	$10,339	$84,081	$21,295	$1,491	$6,484
Dividends	16	0	0	0	153	13	0
Miscellaneous income	(438)	22,068	0	(164)	173,818	4	382

Total Income	317,414	23,546	10,339	83,917	195,266	1,508	6,866

Expenses:
Investment advisory fees	21,123	235	822	10,761	5,012	528	704
Administration fees	27,589	125	1,446	11,488	3,709	307	1,004
Servicing fees - Class D	2,047	1	47	480	12	0	288
Distribution and/or servicing fees - Other Classes	29,607	10	953	5,914	3,668	118	634
Trustees’ fees	23	0	1	12	4	0	1
Organization costs	2	25	0	0	0	12	0
Interest expense	415	3	6	31	0	1	144
Miscellaneous expense	0	0	4	0	0	0	0

Total Expenses	80,806	399	3,279	28,686	12,405	966	2,775

Reimbursement by Manager	0	(22)	0	0	0	(7)	0

Net Expenses	80,806	377	3,279	28,686	12,405	959	2,775

Net Investment Income	236,608	23,169	7,060	55,231	182,861	549	4,091

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	382,242	3,832	2,015	(16,009)	45	170	6,648
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0
Net realized gain (loss) on futures contracts, options and swaps	45,232	0	(39)	31,074	154,621	23,341	577
Net realized gain (loss) on foreign currency transactions	(9,527)	0	0	124	(1,637)	(20)	0
Net change in unrealized appreciation (depreciation) on investments	276,725	5,851	771	3,781	2,187	292	143
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	289	84	(2,969)	3,996	(15,806)	(4,174)	(29)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	415	0	0	117	49	(60)	0

Net Gain (Loss)	695,376	9,767	(222)	23,083	139,459	19,549	7,339

Net Increase in Assets Resulting from Operations	$931,984	$32,936	$6,838	$78,314	$322,320	$20,098	$11,430

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	93

Statements of Changes in Net Assets

Amounts in thousands

	All Asset Fund		California Intermediate Municipal Bond Fund		California Municipal Bond Fund

	Year Ended March 31, 2004	Period from July 31, 2002 to March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$44,814	$1,547	$5,383	$6,255	$608	$691
Net realized gain (loss)	1,354	574	1,167	(2,972)	74	55
Net capital gain distributions received from underlying Funds	10,885	60	0	0	0	0
Net change in unrealized appreciation (depreciation)	82,246	105	(1,726)	3,841	119	311

Net increase resulting from operations	139,299	2,286	4,824	7,124	801	1,057

Distributions to Shareholders:
From net investment income
Class D	(957)	0	(184)	(134)	(1)	(1)
Other Classes	(32,415)	(1,097)	(5,199)	(6,122)	(608)	(690)
From net realized capital gains
Class D	(194)	0	0	(19)	0	0
Other Classes	(6,296)	0	0	(743)	(58)	(10)
Tax basis return of capital
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(39,862)	(1,097)	(5,383)	(7,018)	(667)	(701)

Fund Share Transactions:
Receipts for shares sold
Class D	100,974	0	3,165	5,970	110	80
Other Classes	1,699,733	174,192	37,200	103,252	3,677	13,758
Issued as reinvestment of distributions
Class D	857	0	147	153	1	1
Other Classes	32,864	1,056	4,016	5,650	567	651
Cost of shares redeemed
Class D	(5,172)	0	(4,865)	(1,477)	(94)	0
Other Classes	(238,508)	(23,791)	(69,184)	(66,005)	(3,610)	(11,342)
Net increase (decrease) resulting from Fund share transactions	1,590,748	151,457	(29,521)	47,543	651	3,148
Fund Redemption Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	1,690,185	152,646	(30,080)	47,649	785	3,504

Net Assets:
Beginning of period	152,646	0	157,189	109,540	15,222	11,718

End of period*	$1,842,831	$152,646	$127,109	$157,189	$16,007	$15,222

* Including undistributed (overdistributed) net investment income of:	$11,567	$1,255	$300	$300	$2	$2

94	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	CommodityRealReturn Strategy Fund		Diversified Income Fund	Emerging Markets Bond Fund		Foreign Bond Fund		GNMA Fund

	Year Ended March 31, 2004	Period from June 28, 2002 to March 31, 2003	Period from July 31, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2 004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$394,757	$837	$9,175	$50,207	$25,152	$40,938	$37,161	$2,436	$3,131
Net realized gain (loss)	57,768	4,132	1,533	128,947	26,871	42,920	(131,236)	8,187	10,127
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	79,244	636	11,953	28,873	20,864	(37,155)	186,695	278	183

Net increase resulting from operations	531,769	5,605	22,661	208,027	72,887	46,703	92,620	10,901	13,441

Distributions to Shareholders:
From net investment income
Class D	(22,027)	(2)	(133)	(6,932)	(2,194)	(4,334)	(2,162)	(173)	(94)
Other Classes	(137,765)	(2,012)	(9,036)	(43,321)	(22,969)	(38,251)	(23,028)	(6,935)	(4,063)
From net realized capital gains
Class D	(1,445)	0	(2)	(13,893)	(746)	(3,181)	(2,504)	(60)	(116)
Other Classes	(9,556)	0	(313)	(91,950)	(8,927)	(27,321)	(23,995)	(3,140)	(6,017)
Tax basis return of capital
Class D	0	0	0	0	0	0	(1,109)	0	0
Other Classes	0	0	0	0	0	0	(11,812)	0	0

Total Distributions	(170,793)	(2,014)	(9,484)	(156,096)	(34,836)	(73,087)	(64,610)	(10,308)	(10,290)

Fund Share Transactions:
Receipts for shares sold
Class D	548,802	5,118	19,933	332,073	106,655	175,002	117,993	10,609	10,155
Other Classes	3,296,690	255,897	727,966	1,452,636	697,779	805,689	729,496	336,198	357,681
Issued as reinvestment of distributions
Class D	20,332	2	60	19,028	2,659	6,667	5,154	155	162
Other Classes	119,428	1,954	7,398	111,892	27,664	58,391	53,194	8,222	7,960
Cost of shares redeemed
Class D	(61,903)	(1,760)	(1,610)	(258,584)	(47,008)	(148,320)	(34,602)	(8,102)	(5,265)
Other Classes	(308,651)	(132,455)	(19,807)	(1,004,594)	(330,567)	(623,739)	(347,586)	(288,554)	(120,919)
Net increase (decrease) resulting from Fund share transactions	3,614,698	128,756	733,940	652,451	457,182	273,690	523,649	58,528	249,774
Fund Redemption Fee	29	0	0	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	3,975,703	132,347	747,117	704,382	495,233	247,306	551,659	59,121	252,925

Net Assets:
Beginning of period	132,347	0	0	750,334	255,101	1,332,022	780,363	351,474	98,549

End of period*	$4,108,050	$132,347	$747,117	$1,454,716	$750,334	$1,579,328	$1,332,022	$410,595	$351,474

* Including undistributed (overdistributed) net investment income of:	$284,697	$3,200	$662	$49,526	$23,076	$(73,069)	$(99,542)	$3,519	$3,323

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	95

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	High Yield Fund		International StocksPLUS TR Strategy Fund	Low Duration Fund		Municipal Bond Fund		New York Municipal Bond Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$508,539	$348,570	$1,202	$247,642	$268,061	$13,718	$12,901	$588	$370
Net realized gain (loss)	196,428	(256,235)	325	86,706	220,687	3,495	(9,753)	118	90
Net change in unrealized appreciation (depreciation)	388,148	184,090	176	9,177	134,508	1,532	12,322	221	157

Net increase resulting from operations	1,093,115	276,425	1,703	343,525	623,256	18,745	15,470	927	617

Distributions to Shareholders:
From net investment income
Class D	(27,681)	(12,167)	(1)	(11,802)	(8,099)	(745)	(796)	(67)	(14)
Other Classes	(481,541)	(337,112)	(494)	(297,097)	(283,887)	(12,973)	(12,074)	(521)	(355)
From net realized capital gains
Class D	0	0	0	(2,677)	(4,183)	0	(74)	(4)	(8)
Other Classes	0	0	0	(61,818)	(121,854)	0	(1,075)	(32)	(143)

Total Distributions	(509,222)	(349,279)	(495)	(373,394)	(418,023)	(13,718)	(14,019)	(624)	(520)

Fund Share Transactions:
Receipts for shares sold
Class D	756,173	292,172	622	548,682	433,922	19,001	33,630	1,957	1,525
Other Classes	5,997,367	3,754,592	21,669	9,840,712	8,740,471	219,412	342,177	9,225	12,889
Issued as reinvestment of distributions
Class D	25,811	11,552	1	13,343	11,125	649	783	67	23
Other Classes	336,670	239,101	494	302,304	336,658	9,029	9,087	364	345
Cost of shares redeemed
Class D	(621,680)	(156,349)	(504)	(354,935)	(118,738)	(16,541)	(19,597)	(514)	(115)
Other Classes	(5,489,267)	(2,413,320)	(4,821)	(7,483,249)	(3,711,549)	(264,826)	(162,951)	(6,312)	(3,584)
Net increase (decrease) resulting from Fund share transactions	1,005,074	1,727,748	17,461	2,866,857	5,691,889	(33,276)	203,129	4,787	11,083
Fund Redemption Fee	0	0	1	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	1,588,967	1,654,894	18,670	2,836,988	5,897,122	(28,249)	204,580	5,090	11,180

Net Assets:
Beginning of period	5,811,377	4,156,483	0	11,957,155	6,060,033	392,851	188,271	16,338	5,158

End of period*	$7,400,344	$5,811,377	$18,670	$14,794,143	$11,957,155	$364,602	$392,851	$21,428	$16,338

* Including undistributed (overdistributed) net investment income of:	$(44,466)	$(23,673)	$899	$46,365	$92,882	$(38)	$(38)	$(7)	$(7)

96	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Real Return Fund		RealEstate RealReturn Strategy Fund	Short Duration Municipal Income Fund		Short-Term Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Period from October30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$236,608	$226,947	$23,169	$7,060	$4,222	$55,231	$75,807
Net realized gain (loss)	417,947	188,639	3,832	1,976	(5,568)	15,189	8,424
Net change in unrealized appreciation (depreciation)	277,429	383,207	5,935	(2,198)	3,931	7,894	15,946

Net increase resulting from operations	931,984	798,793	32,936	6,838	2,585	78,314	100,177

Distributions to Shareholders:
From net investment income
Class D	(25,089)	(26,289)	(20)	(326)	(91)	(2,603)	(2,935)
Other Classes	(213,555)	(200,639)	(5,212)	(6,715)	(4,118)	(60,843)	(77,028)
From net realized capital gains
Class D	(34,615)	(9,453)	0	0	0	(180)	(253)
Other Classes	(344,383)	(73,736)	0	0	0	(3,518)	(6,549)

Total Distributions	(617,642)	(310,117)	(5,232)	(7,041)	(4,209)	(67,144)	(86,765)

Fund Share Transactions:
Receipts for shares sold
Class D	576,669	813,790	4,260	41,181	11,804	225,723	148,676
Other Classes	6,038,738	5,233,656	274,000	410,628	413,794	4,611,754	3,397,517
Issued as reinvestment of distributions
Class D	55,664	33,583	19	206	90	2,622	2,941
Other Classes	452,586	218,363	5,192	5,120	3,588	51,946	67,797
Cost of shares redeemed
Class D	(559,600)	(442,521)	(581)	(8,470)	(3,091)	(133,623)	(95,880)
Other Classes	(2,945,916)	(2,513,576)	(4,326)	(304,647)	(117,005)	(3,992,150)	(2,504,763)
Net increase (decrease) resulting from Fund share transactions	3,618,141	3,343,295	278,564	144,018	309,180	766,272	1,016,288
Fund Redemption Fee	0	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	3,932,483	3,831,971	306,268	143,815	307,556	777,442	1,029,700

Net Assets:
Beginning of period	7,170,473	3,338,502	0	338,932	31,376	3,477,139	2,447,439

End of period*	$11,102,956	$7,170,473	$306,268	$482,747	$338,932	$4,254,581	$3,477,139

* Including undistributed (overdistributed) net investment income of:	$159,154	$89,867	$21,796	$(8)	$(27)	$2,288	$1,934

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	97

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	StocksPLUS Fund		StocksPLUS Total Return Fund		Total Return Mortgage Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Period from June 28, 2002 to March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$182,861	$(78,683)	$549	$34	$4,091	$3,539
Net realized gain (loss)	153,029	(115,876)	23,491	(388)	7,225	8,598
Net change in unrealized appreciation (depreciation)	(13,570)	(27,863)	(3,942)	106	114	1,065

Net increase (decrease) resulting from operations	322,320	(222,422)	20,098	(248)	11,430	13,202

Distributions to Shareholders:
From net investment income Class D	(525)	(28)	0	0	(2,846)	(1,943)
Other Classes	(106,470)	(11,442)	(387)	(19)	(4,025)	(2,366)
From net realized capital gains Class D	0	0	(4)	0	(1,171)	(2,387)
Other Classes	0	0	(5,011)	(17)	(1,829)	(3,077)

Total Distributions	(106,995)	(11,470)	(5,402)	(36)	(9,871)	(9,773)

Fund Share Transactions:
Receipts for shares sold Class D	7,121	954	854	0	66,551	156,837
Other Classes	973,889	338,055	312,204	12,519	62,927	169,108
Issued as reinvestment of distributions Class D	521	28	5	0	3,773	4,066
Other Classes	98,713	10,250	5,130	37	4,972	4,430
Cost of shares redeemed Class	(1,603)	(474)	(353)	0	(93,582)	(65,094)
Other Classes	(406,605)	(333,963)	(52,401)	(8,087)	(89,859)	(54,317)
Net increase (decrease) resulting from Fund share transactions	672,036	14,850	265,439	4,469	(45,218)	215,030

Total Increase (Decrease) in Net Assets	887,361	(219,042)	280,135	4,185	(43,659)	218,459

Net Assets:
Beginning of period	768,122	987,164	4,185	0	298,884	80,425

End of period*	$1,655,483	$768,122	$284,320	$4,185	$255,225	$298,884

* Including undistributed (overdistributed) net investment income of:	$74,555	$(2,409)	$6,039	$15	$4,102	$2,605

98	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Notes to Financial Statements

March 31, 2004

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, and StocksPLUS Total Return Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, and StocksPLUS Total Return Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, and StocksPLUS Total Return Funds, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, and StocksPLUS Total Return Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

3.31.04 | PIMCO Funds Annual Report	99

Notes to Financial Statements (Cont.)

March 31, 2004

Delayed Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by a Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statements of Operations. If the counterparty to whom a Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. A Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31, 2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the

100	PIMCO Funds Annual Report | 3.31.04

lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment-in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require an adjustment in an amount equal to the accrued interest to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return

3.31.04 | PIMCO Funds Annual Report	101

Notes to Financial Statements (Cont.)

March 31, 2004

in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Funds are included as part of miscellaneous income on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Funds’ net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statements of Operations. The Funds have not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

Underlying PIMS Funds. The Underlying PIMS Funds are the Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except All Asset Fund. Though it is anticipated that the All Asset Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy and StocksPLUS TR Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of the Funds’ asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets of each Fund. The Advisory Fee for all classes is charged at an annual rate as noted in the following table.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying PIMS Funds in which the All Asset Fund invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% for the All Asset Fund based on average daily net assets.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee
	All Classes		Institutional Class	Administrative Class	A, B, and C Classes		Class D	Class R
All Asset Fund	0.20	%(1)	0.05%	0.05%	0.45%		0.45%	N/A
California Intermediate Municipal Bond Fund	0.25%		0.22%	0.22%	0.40	%(3)	0.35%	N/A
California Municipal Bond Fund	0.25%		0.22%	0.22%	0.40	%(3)	0.35%	N/A
CommodityRealReturn Strategy Fund	0.49%		0.25%	0.25%	0.50%		0.50%	N/A
Diversified Income Fund	0.45%		0.30%	N/A	0.50%		0.50%	N/A
Emerging Markets Bond Fund	0.45%		0.40%	0.40%	0.55%		0.55%	N/A
Foreign Bond Fund	0.25%		0.25%	0.25%	0.45%		0.45%	0.45%
GNMA Fund	0.25%		0.25%	N/A	0.40	%(2)	0.40%	N/A
High Yield Fund	0.25%		0.25%	0.25%	0.40%		0.40%	0.40%
International StocksPLUS TR Strategy Fund	0.55%		0.30%	N/A	0.55%		0.55%	N/A
Low Duration Fund	0.25%		0.18%	0.18%	0.40%		0.25%	0.40%
Municipal Bond Fund	0.25%		0.24%	0.24%	0.40	%(3)	0.35%	N/A
New York Municipal Bond Fund	0.25%		0.22%	N/A	0.40	%(3)	0.35%	N/A
Real Return Fund	0.25%		0.20%	0.20%	0.40%		0.40%	0.40%
RealEstateRealReturn Strategy Fund	0.49%		0.25%	N/A	0.50%		0.50%	N/A
Short Duration Municipal Income Fund	0.20%		0.19%	0.19%	0.40	%(3)	0.35%	N/A
Short-Term Fund	0.25%		0.20%	0.20%	0.40	%(3)	0.25%	0.40%
StocksPLUS Fund	0.40%		0.25%	0.25%	0.40%		0.40%	0.40%
StocksPLUS Total Return Fund	0.49%		0.25%	N/A	0.45%		0.45%	N/A
Total Return Fund	0.25%		0.18%	0.18%	0.40%		0.25%	0.40%
Total Return Mortgage Fund	0.25%		0.25%	0.25%	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, for the All Asset Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.
(2)	Effective December 1, 2002, the Administrative Fee for the GNMA Fund was reduced by 0.10% to 0.40% per annum.
(3)	Effective January 1, 2003, the Administrative Fee for the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds was increased by 0.05% to 0.40% per annum.

102	PIMCO Funds Annual Report | 3.31.04

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, International StocksPLUS TR Strategy and Japanese StocksPLUS TR Strategy Funds will be subject to a “Redemption Fee” on redemptions and exchanges equal to 2.00% of the net asset value of the shares redeemed or exchanged. Investors in Institutional Class and Administrative Class shares of the StocksPLUS TR Short Strategy Fund will be subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will be charged only on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60-day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed 40 days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange). In determining whether a Redemption Fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Trust may waive Redemption Fees at its sole discretion.

Special Redemption Fees for the CommodityRealReturn Strategy Fund. The CommodityRealReturn Strategy Fund imposes a fee of 0.25%, payable to the Fund, on redemption and exchange orders. The Trust will waive the fee on any redemption or exchange order received directly by the Trust, prior to 1:00 p.m. Eastern time, from shareholders that hold their shares directly with the Trust. Redemption and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the redemption fee against such shareholders will not be subject to the redemption fee. The Trust may eliminate or modify the redemption fee or waivers at any time.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
Low Duration, Municipal Bond, Real Return and StocksPLUS Funds	0.50	0.25
Short-Term and Short Duration Municipal Income Funds	0.30	0.25
All other Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2004, PAD received $44,370,971 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the All Asset, California Intermediate Municipal Bond, California Municipal Bond, CommodityRealReturn Strategy, Diversified Income, International StocksPLUS TR Strategy, New York Municipal Bond, RealEstateRealReturn Strategy, Short Duration Municipal Income and

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Notes to Financial Statements (Cont.)

March 31, 2004

StocksPLUS Total Return Funds administrative fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D
All Asset Fund	0.25%	0.50%	0.90%	1.65%	1.65%	0.90%
California Intermediate Municipal Bond Fund	0.47%	0.72%	0.90%	—	—	0.85%
California Municipal Bond Fund	0.47%	0.72%	0.90%	—	—	0.85%
CommodityRealReturn Strategy Fund	0.74%	0.99%	1.24%	1.99%	1.99%	1.26%
Diversified Income Fund	0.75%	1.00%	1.20%	1.95%	1.95%	1.20%
International Stocks PLUS TR Strategy Fund	0.85%	—	1.35%	2.10%	2.10%	1.35%
New York Municipal Bond Fund	0.47%	—	0.90%	—	—	0.85%
RealEstateRealReturn Strategy Fund	0.74%	—	1.24%	1.99%	1.99%	1.24%
Short Duration Municipal Income Fund	0.39%	0.64%	0.85%	—	1.15%	0.80%
StocksPLUS Total Return Fund	0.74%	—	1.19%	1.94%	1.94%	1.19%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	03/31/2002	03/31/2003	03/31/2004
All Asset Fund	$0	$16	$199
California Intermediate Municipal Bond Fund	0	1	1
CommodityRealReturn Strategy Fund	0	163	0
Diversified Income Fund	0	0	12
International StocksPLUS TR Strategy Fund	0	0	16
RealEstateRealReturn Strategy Fund	0	0	22
StocksPLUS Total Return Fund	0	9	7

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004, were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales
All Asset Fund	$0	$0	$2,324,974	$742,193
California Intermediate Municipal Bond Fund	2,547	2,569	182,739	214,376
California Municipal Bond Fund	0	0	24,299	23,758
CommodityRealReturn Strategy Fund	7,203,762	3,011,988	80,137	16,569
Diversified Income Fund	0	0	628,901	78,170
Emerging Markets Bond Fund	0	0	5,072,203	4,602,062
Foreign Bond Fund	8,033,872	8,050,691	4,174,254	4,098,166
GNMA Fund	7,581,872	7,372,858	2,877	3,319
High Yield Fund	176,158	156,241	8,399,068	7,183,456
International StocksPLUS TR Strategy Fund	3,307	0	4,206	1,414
Low Duration Fund	19,732,680	19,636,817	1,306,563	2,059,787
Municipal Bond Fund	4,966	5,336	423,880	455,016
New York Municipal Bond Fund	637	643	31,679	26,900
Real Return Fund	35,626,630	31,406,221	825,707	390,547
RealEstateRealReturn Strategy Fund	525,744	226,481	2,289	100
Short Duration Municipal Income Fund	0	0	1,064,845	925,229
Short-Term Fund	3,816,024	3,662,522	1,772,265	1,582,524
StocksPLUS Fund	613,899	1,313,783	738,719	496,931
StocksPLUS Total Return Fund	57,839	41,749	117,847	37,683
Total Return Mortgage Fund	4,743,432	4,688,813	78,334	17,877

104	PIMCO Funds Annual Report | 3.31.04

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Commodity- RealReturn Strategy Fund	Diversified Income Fund	Emerging Market Bond Fund	Foreign Bond Fund
			Premium
Balance at 03/31/2003	$0	$0	$0	$0	$0	$8,159
Sales	957	162	1,890	639	249	8,278
Closing Buys	(470)	(31)	0	0	0	(4,576)
Expirations	(268)	(86)	(88)	(54)	(249)	(2,842)

Balance at 03/31/2004	$219	$45	$1,802	$585	$0	$9,019

	GNMA Fund	High Yield Fund	Low Duration Fund	Municipal Bond Fund	New York Municipal Bond Fund	Real Return Fund
			Premium
Balance at 03/31/2003	$0	$17,926	$8,191	$0	$0	$2,603
Sales	1,935	16,967	5,816	3,528	198	23,462
Closing Buys	(1,068)	(6,826)	(3,195)	(1,552)	(64)	(1,426)
Expirations	0	(3,175)	(6,434)	(1,209)	(87)	(7,701)

Balance at 03/31/2004	$867	$24,892	$4,378	$767	$47	$16,938

	RealEstate- RealReturn Strategy Fund	Short Duration Municipal Income Fund	Short-Term Fund	StocksPLUS Fund	StocksPLUS Total Return Fund	Total Return Mortgage Fund
			Premium
Balance at 03/31/2003	$0	$0	$12,486	$354	$4	$0
Sales	43	3,923	1,589	2,638	182	1,374
Closing Buys	0	(1,978)	(1,053)	(477)	(71)	(592)
Expirations	0	(1,202)	(3,585)	(1,473)	(104)	(204)

Balance at 03/31/2004	$43	$743	$9,437	$1,042	$11	$578

6. Risk Factors of the Fund

Investing in the Underlying PIMS Funds through the All Asset Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMS Funds. Under certain circumstances, an Underlying PIMS Fund may pay a redemption request by the All Asset Fund wholly or partly by a distribution in kind of securities from its portfolio instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying PIMS Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMS Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMS Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. There Underlying PIMS Funds also may engage in reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMS Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

3.31.04 | PIMCO Funds Annual Report	105

Notes to Financial Statements (Cont.)

March 31, 2004

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	All Asset Fund				California Intermediate Municipal Bond Fund				California Municipal Bond Fund

	Year Ended 03/31/2004		Period from 07/31/2002 to 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	8,172	$100,974	0	$0	313	$3,165	578	$5,970	11	$110	8	$80
Other Classes	139,866	1,699,733	15,612	174,192	3,650	37,200	9,999	103,252	359	3,677	1,323	13,758
Issued as reinvestment of distributions
Class D	71	857	0	0	15	147	15	153	0	1	0	1
Other Classes	2,711	32,864	97	1,056	396	4,016	548	5,650	55	567	63	651
Cost of shares redeemed
Class D	(420)	(5,172)	0	0	(485)	(4,865)	(143)	(1,477)	(9)	(94)	0	0
Other Classes	(19,838)	(238,508)	(2,122)	(23,791)	(6,835)	(69,184)	(6,396)	(66,005)	(349)	(3,610)	(1,094)	(11,342)

Net increase (decrease) resulting from Fund share transactions	130,562	$1,590,748	13,587	$151,457	(2,946)	$(29,521)	4,601	$47,543	67	$651	300	$3,148

	GNMA Fund				High Yield Fund				International StocksPLUS TR Strategy Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Period from 10/30/2003 to 03/31/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	962	$10,609	918	$10,155	80,032	$756,173	34,086	$292,172	60	$622
Other Classes	30,384	336,198	32,299	357,681	636,721	5,997,367	438,935	3,754,592	2,137	21,669
Issued as reinvestment of distributions
Class D	14	155	15	162	2,712	25,811	1,351	11,552	0	1
Other Classes	748	8,222	721	7,960	35,437	336,670	28,035	239,101	48	494
Cost of shares redeemed
Class D	(735)	(8,102)	(475)	(5,265)	(65,513)	(621,680)	(18,227)	(156,349)	(50)	(504)
Other Classes	(26,163)	$(288,554)	(10,909)	(120,919)	(578,347)	(5,489,267)	(283,940)	(2,413,320)	(463)	(4,821)

Net increase (decrease) resulting from Fund share transactions	5,210	$58,528	22,569	$249,774	111,042	$1,005,074	200,240	$1,727,748	1,732	$17,461

	RealEstate RealReturn Strategy Fund		Short Duration Municipal Income Fund				Short-Term Fund

	Period from 10/30/2003 to 03/31/2004		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	376	$4,260	4,037	$41,181	1,155	$11,804	22,468	$225,723	14,895	$148,676
Other Classes	25,152	274,000	40,328	410,628	40,525	413,794	458,968	4,611,754	340,349	3,397,517
Issued as reinvestment of distributions
Class D	2	19	20	206	9	90	261	2,622	295	2,941
Other Classes	485	5,192	503	5,120	352	3,588	5,170	51,946	6,793	67,797
Cost of shares redeemed
Class D	(50)	(581)	(832)	(8,470)	(304)	(3,091)	(13,299)	(133,623)	(9,623)	(95,880)
Other Classes	(394)	(4,326)	(29,931)	(304,647)	(11,472)	(117,005)	(397,342)	(3,992,150)	(251,178)	(2,504,763)

Net increase (decrease) resulting from Fund share transactions	25,571	$278,564	14,125	$144,018	30,265	$309,180	76,226	$766,272	101,531	$1,016,288

106	PIMCO Funds Annual Report | 3.31.04

	CommodityRealReturn Strategy Fund				Diversified Income Fund		Emerging Markets Bond Fund				Foreign Bond Fund

	Year Ended 03/31/2004		Period from 06/28/2002 to 03/31/2003		Period from 07/31/2003 to 03/31/2004		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	38,095	$548,802	394	$5,118	1,862	$19,933	30,873	$332,073	11,185	$106,655	16,503	$175,002	11,134	$117,993
Other Classes	229,816	3,296,690	20,841	255,897	68,358	727,966	134,872	1,452,636	74,918	697,779	75,803	805,689	68,837	729,496
Issued as reinvestment of distributions
Class D	1,419	20,332	0	2	6	60	1,812	19,028	288	2,659	636	6,667	488	5,154
Other Classes	8,350	119,428	170	1,954	691	7,398	10,655	111,892	3,030	27,664	5,567	58,391	5,040	53,194
Cost of shares redeemed
Class D	(4,296)	(61,903)	(139)	(1,760)	(149)	(1,610)	(24,010)	(258,584)	(5,070)	(47,008)	(14,017)	(148,320)	(3,261)	(34,602)
Other Classes	(22,165)	(308,651)	(10,261)	(132,455)	(1,855)	(19,807)	(93,313)	(1,004,594)	(36,273)	(330,567)	(58,883)	(623,739)	(32,775)	(347,586)

Net increase (decrease) resulting from Fund share transactions	251,219	$3,614,698	11,005	$128,756	68,913	$733,940	60,889	$652,451	48,078	$457,182	25,609	$273,690	49,463	$523,649

	Low Duration Fund				Municipal Bond Fund				New York Municipal Bond Fund				Real Return Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	53,262	$548,682	42,290	$433,922	1,842	$19,001	3,273	$33,630	181	$1,957	143	$1,525	50,152	$576,669	73,241	$813,790
Other Classes	954,852	9,840,712	852,175	8,740,471	21,500	219,412	33,365	342,177	856	9,225	1,202	12,889	525,464	6,038,738	472,504	5,233,656
Issued as reinvestment of distributions
Class D	1,298	13,343	1,085	11,125	63	649	76	783	6	67	2	23	4,895	55,664	3,045	33,583
Other Classes	29,405	302,304	32,859	336,658	881	9,029	888	9,087	34	364	32	345	39,835	452,586	19,818	218,363
Cost of shares redeemed
Class D	(34,479)	(354,935)	(11,579)	(118,738)	(1,620)	(16,541)	(1,909)	(19,597)	(48)	(514)	(11)	(115)	(48,996)	(559,600)	(39,748)	(442,521)
Other Classes	(727,099)	(7,483,249)	(362,239)	(3,711,549)	(25,903)	(264,826)	(15,883)	(162,951)	(588)	(6,312)	(336)	(3,584)	(257,017)	(2,945,916)	(225,828)	(2,513,576)

Net increase (decrease) resulting from Fund share transactions	277,239	$2,866,857	554,591	$5,691,889	(3,237)	$(33,276)	19,810	$203,129	441	$4,787	1,032	$11,083	314,333	$3,618,141	303,032	$3,343,295

	StocksPLUS Fund				StocksPLUS Total Return Fund				Total Return Mortgage Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Period from 06/28/2002 to 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	773	$7,121	119	$954	72	$854	0	$0	6,177	$66,551	14,592	$156,837
Other Classes	106,494	973,889	42,371	338,055	27,095	312,204	1,326	12,519	5,845	62,927	15,724	169,108
Issued as reinvestment of distributions
Class D	55	521	4	28	0	5	0	0	351	3,773	380	4,066
Other Classes	10,412	98,713	1,317	10,250	456	5,130	4	37	462	4,972	413	4,430
Cost of shares redeemed
Class D	(175)	(1,603)	(59)	(474)	(29)	(353)	0	0	(8,719)	(93,582)	(6,036)	(65,094)
Other Classes	(44,786)	(406,605)	(41,662)	(333,963)	(4,612)	(52,401)	(870)	(8,087)	(8,349)	(89,859)	(5,045)	(54,317)

Net increase (decrease) resulting from Fund share transactions	72,773	$672,036	2,090	$14,850	22,982	$265,439	460	$4,469	(4,233)	$(45,218)	20,028	$215,030

3.31.04 | PIMCO Funds Annual Report	107

Notes to Financial Statements (Cont.)

March 31, 2004

8. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
All Asset Fund	$11,585	$10,885	$0	$(19)	$0	$0
California Intermediate Municipal Bond Fund	301	0	451	(1)	(1,831)	(741)
California Municipal Bond Fund	8	0	(1)	(6)	(113)	(90)
CommodityRealReturn Strategy Fund	285,703	610	(3,029)	(38)	0	0
Diversified Income Fund	1,391	331	448	(8)	0	0
Emerging Markets Bond Fund	51,272	2,089	3,740	0	0	0
Foreign Bond Fund	63,682	13,919	(183,246)	0	0	(3,031)
GNMA Fund	3,544	102	(21)	0	0	0
High Yield Fund	5,463	0	(50,106)	0	(420,610)	0
International StocksPLUS TR Strategy Fund	903	228	18	0	0	0
Low Duration Fund	57,746	36,382	(5,271)	0	0	0
Municipal Bond Fund	0	0	0	(38)	(7,265)	(1,459)
New York Municipal Bond Fund	0	0	0	(7)	(17)	(93)
Real Return Fund	184,256	2,175	(35,560)	0	0	0
RealEstateRealReturn Strategy Fund	21,799	0	(150)	(2)	0	0
Short Duration Municipal Income Fund	0	0	(1,444)	(8)	(4,279)	(648)
Short-Term Fund	3,414	10,632	(5,380)	0	0	(4,446)
StocksPLUS Fund	76,134	0	1,320	0	(332,845)	(1,531)
StocksPLUS Total Return Fund	6,101	7,796	488	(4)	0	0
Total Return Mortgage Fund	3,919	0	(37)	0	0	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, tax straddle deferrals, and amortization of swap premiums.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs and other tax differences.
(3)	Capital loss carryovers expire in varying amounts through March 31, 2012.
(4)	Capital losses realized during the period November 1, 2003 through March 31, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
All Asset Fund	$1,740,107	$81,366	$(3,191)	$78,175
California Intermediate Municipal Bond Fund	120,499	4,920	(540)	4,380
California Municipal Bond Fund	15,247	750	(93)	657
CommodityRealReturn Strategy Fund	4,616,412	81,372	(51)	81,321
Diversified Income Fund	707,088	13,876	(2,861)	11,015
Emerging Markets Bond Fund	1,703,769	54,831	(6,227)	48,604
Foreign Bond Fund	1,704,691	162,038	(7,263)	154,775
GNMA Fund	595,723	1,132	(961)	171
High Yield Fund	6,989,847	437,247	(107,872)	329,375
International StocksPLUS TR Strategy Fund	18,769	61	(6)	55
Low Duration Fund	14,684,459	134,399	(75,443)	58,956
Municipal Bond Fund	354,492	18,951	(1,621)	17,330
New York Municipal Bond Fund	20,623	659	(32)	627
Real Return Fund	12,914,316	647,190	(3,752)	643,438
RealEstateRealReturn Strategy Fund	373,920	6,060	(3)	6,057
Short Duration Municipal Income Fund	480,354	5,279	(556)	4,723
Short-Term Fund	4,273,207	21,330	(9,994)	11,336
StocksPLUS Fund	1,658,132	6,565	(2,024)	4,541
StocksPLUS Total Return Fund	299,558	319	(289)	30
Total Return Mortgage Fund	364,425	1,975	(583)	1,392

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, unamortized premium on convertible bonds, and wash sale loss deferrals for federal income tax purposes.

108	PIMCO Funds Annual Report | 3.31.04

As of fiscal year ended March 31, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
All Asset Fund	$39,801	$61	$0
California Intermediate Municipal Bond Fund	5,383	0	0
California Municipal Bond Fund	610	57	0
CommodityRealReturn Strategy Fund	170,793	0	0
Diversified Income Fund	9,484	0	0
Emerging Markets Bond Fund	142,136	13,960	0
Foreign Bond Fund	42,586	30,501	0
GNMA Fund	10,308	0	0
High Yield Fund	509,222	0	0
International StocksPLUS TR Strategy Fund	495	0	0
Low Duration Fund	362,494	10,900	0
Municipal Bond Fund	13,718	0	0
New York Municipal Bond Fund	588	36	0
Real Return Fund	401,644	215,998	0
RealEstateRealReturn Strategy Fund	5,232	0	0
Short Duration Municipal Income Fund	7,041	0	0
Short-Term Fund	65,145	1,999	0
StocksPLUS Fund	106,995	0	0
StocksPLUS Total Return Fund	2,352	3,050	0
Total Return Mortgage Fund	9,871	0	0

(6)	Includes short-term capital gains.

9. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as

3.31.04 | PIMCO Funds Annual Report	109

Notes to Financial Statements (Cont.)

March 31, 2004

chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut, on March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

110	PIMCO Funds Annual Report | 3.31.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments as indicated, and the related statements of operations, of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the All Asset Fund, California Intermediate Municipal Bond Fund, California Municipal Bond Fund, CommodityRealReturn Strategy Fund, Diversified Income Fund, Emerging Markets Bond Fund, Foreign Bond Fund, GNMA Fund, High Yield Fund, International StocksPLUS TR Strategy Fund, Low Duration Fund, Municipal Bond Fund, New York Municipal Bond Fund, Real Return Fund, RealEstateRealReturn Strategy Fund, Short Duration Municipal Income Fund, Short-Term Fund, StocksPLUS Fund, StocksPLUS Total Return Fund, and Total Return Mortgage Fund, (hereafter referred to as the “Funds”) at March 31, 2004, the results of each of their operations, and the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

3.31.04 | PIMCO Funds Annual Report	111

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Foreign Bond Fund	0.48%
High Yield Fund	1.03%
Low Duration Fund	0.59%
StocksPLUS Fund	0.14%
StocksPLUS Total Return Fund	0.55%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2004 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Fund	0.48%
High Yield Fund	1.03%
Low Duration Fund	0.59%
StocksPLUS Fund	0.14%
StocksPLUS Total Return Fund	0.55%

For the benefit of shareholders of the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds, this is to inform you that 93.58%, 91.89%, 96.65%, 98.68% and 98.43%, respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

112	PIMCO Funds Annual Report | 3.31.04

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

3.31.04 | PIMCO Funds Annual Report	113

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

114	PIMCO Funds Annual Report | 3.31.04

Officers of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

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118	PIMCO Funds Annual Report | 3.31.04

Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Sub-Adviser	Research Affiliates LLC, 800 E. Colorado Boulevard, Pasadena, CA 91101

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page in not part of the report	PZ020A.5/04

P  I  M  C  O

A D V I S O R S

Annual Report

3.31.04

PIMCO Municipal Bond Funds

Pacific Investment

Management Series

Share Classes

A    B    C

NATIONAL TAX-EXEMPT BOND FUND

Municipal Bond Fund

Share Classes

A    C

NATIONAL SHORT DURATION

TAX-EXEMPT BOND FUND

Short Duration Municipal

Income Fund

Share Class

A

STATE-SPECIFIC TAX-EXEMPT BOND FUNDS
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

P  I  M  C  O

A D V I S O R S

2	PIMCO Bond Funds Annual Report | 3.31.04

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the PIMCO Funds: Pacific Investment Management Series Municipal Bond Funds.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive. Additionally, we continue to expand our offering of funds which are investment alternatives to traditional equity and fixed income investments, such as PIMCO All Asset, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds.

We recently announced that, effective June 15, 2004, the Trust will assess a 2% redemption fee on shares redeemed prior to the end of a 7 or 30 calendar day holding period, depending on the particular Fund. The redemption fees are designed to discourage potentially disruptive short-term trading and are paid directly to the Fund for the benefit of long-term shareholders.

In this annual report, we have added more information in certain areas about the Funds and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in a fund. We also added sector breakdowns to more clearly describe each Fund’s investment allocation. For the larger Funds, we have adopted summary schedules of investments, which have reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain a complete schedule of investments.

On the following pages you will find specific details as to each Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your financial advisor or call PIMCO Advisors at 1-800-426-0107. We also invite you to visit our Web site at www.pimcoadvisors.com.

Sincerely

Brent R. Harris

Chairman of the Board

May 5, 2004

PIMCO Bond Funds Annual Report | 3.31.04	3

Important Information

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class. The oldest share class for each Fund is the Institutional share class, and the A, B and C shares (where available) were first offered in (month/year): Municipal Bond (4/98), CA Intermediate Municipal (10/99), NY Municipal (10/99), CA Municipal (8/00), and Short Duration Municipal (4/02). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year or first 18 months, depending on the fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

The Lipper Average is calculated by Lipper Inc., a Reuters Company, which is a nationally recognized organization that compares the performance of mutual funds with similar investment objectives. The averages are based on the total return performance of funds included by Lipper in the same category, with capital gains and dividends reinvested and with annual operating expenses deducted. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

This report incorporates a Summary Schedule of Investments for select funds. A complete Schedule of Investments for these funds may be obtained by contacting a PIMCO representative at (888) 87-PIMCO.

4	PIMCO Bond Funds Annual Report | 3.31.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PIMCO Bond Funds Annual Report | 3.31.04	5

A  S T A T E - S P E C I F I C  T A X - E X E M P T  B O N D  F U N D

PIMCO California Intermediate Municipal Bond Fund

•	The Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

•	The Fund’s Class A Shares returned 3.73% for the 12-month period ended March 31, 2004 versus 5.37% for the Fund’s benchmark, the Lehman Brothers California Intermediate Municipal Bond Index.

•	The return for the Lipper California Intermediate Municipal Debt Fund Average, consisting of California municipal funds with average maturities between five and 10 years, was 3.94% for the 12-month period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, which hindered performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	Lack of exposure to California general obligation bonds was also positive, as their spreads widened to the national market.

•	The Fund’s average credit quality was A+ at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	The Fund’s Class A Shares SEC yield after fees at March 31, 2004 was 2.86%, or 5.13% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 9.30%.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (8/31/99)

PIMCO California Intermediate Municipal Bond Fund Class A	3.73%	—	—	5.60%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	0.62%	—	—	4.90%
Lehman Brothers California Intermediate Municipal Bond Index	5.37%	—	—	—
Lipper California Intermediate Municipal Debt Fund Average	3.94%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class A	Class A

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,030	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.90% for Class A, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

California	73.7%
Puerto Rico	9.9%
Virgin Islands	4.8%
Washington	3.7%
New Hampshire	2.4%
Short-Term Instruments	1.3%
Other	4.2%

*	% of total investments as of March 31, 2004

6	PIMCO Bond Funds Annual Report | 3.31.04

A  S T A T E - S P E C I F I C  T A X- E X E M P T  B O N D  F U N D

PIMCO California Municipal Bond Fund

•	The Fund seeks high current income exempt from federal and California income tax with capital appreciation as a secondary objective by investing, under normal circumstances, at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

•	The Fund’s Class A Shares returned 4.63% for the 12-month period ended March 31, 2004 versus 5.73% for the Fund’s benchmark, the Lehman Brothers California Insured Municipal Bond Index.

•	The return for the Lipper California Municipal Debt Fund Average, consisting of California municipal funds with average maturities of 10 years or more, was 5.25% for the 12-month period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, which hindered performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s average credit quality was AA at the end of the fiscal year, versus the benchmark’s average of AAA/AA1.

•	The Fund’s Class A Shares SEC yield after fees at March 31, 2004 was 2.86%, or 5.13% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 9.30%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	Lack of exposure to California general obligation bonds was positive for performance as their spreads widened to the national market.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/16/00)

PIMCO California Municipal Bond Fund Class A	4.63%	—	—	7.25%
PIMCO California Municipal Bond Fund Class A (adjusted)	1.49%	—	—	6.41%
Lehman Brothers California Insured Municipal Bond Index	5.73%	—	—	—
Lipper California Municipal Debt Fund Average	5.25%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class A	Class A

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,036	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.90% for Class A, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period)

Change in Value For periods ended 3/31/04

Regional Breakdown*

California	80.5%
Virgin Islands	4.5%
Louisiana	4.3%
Puerto Rico	3.7%
New Jersey	3.5%
Short-Term Instruments	2.8%
Other	0.7%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	7

A  N A T I O N A L  T A X - E X E M P T  B O N D  F U N D

PIMCO Municipal Bond Fund

•	The Fund seeks to achieve high current income exempt from federal income tax consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•	The Fund’s Class A Shares returned 5.15% for the 12-month period ended March 31, 2004 versus 5.86% for its benchmark, the Lehman Brothers General Municipal Bond Index.

•	The return for the Lipper General Municipal Debt Fund Average, consisting of national municipal funds with average maturities of 10 years or greater, was 5.46% for the 12-month period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	The Fund’s average credit quality was AA at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s Class A Shares SEC yield after fees at March 31, 2004 was 3.08%, or 4.74% on a fully tax-adjusted basis with a federal tax rate of 35.0%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

•	Lack of exposure to California general obligation bonds was positive, as their spreads widened to the national market.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (12/31/97)

PIMCO Municipal Bond Fund Class A	5.15%	5.07%	—	5.08%
PIMCO Municipal Bond Fund Class A (adjusted)	1.99%	4.43%	—	4.57%
PIMCO Municipal Bond Fund Class B	4.36%	4.28%	—	4.29%
PIMCO Municipal Bond Fund Class B (adjusted)	–0.64%	3.94%	—	4.29%
PIMCO Municipal Bond Fund Class C (adjusted)	3.62%	4.55%	—	4.55%
Lehman Brothers General Municipal Bond Index	5.86%	6.00%	—	—
Lipper General Municipal Debt Fund Average	5.46%	4.70%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,031	$1,027	$1,028	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$8	$7	$5	$8	$7

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

Texas	12.2%
Illinois	10.3%
New Jersey	9.7%
New York	8.4%
Ohio	5.3%
Indiana	5.2%
Florida	4.1%
Tennessee	3.7%
Short-Term Instruments	1.5%
Other	39.6%

*	% of total investments as of March 31, 2004

8	PIMCO Bond Funds Annual Report | 3.31.04

A  S T A T E - S P EC I F I C  T A X - E X E M P T  B O N D  F U N D

PIMCO New York Municipal Bond Fund

•	The Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

•	The Fund’s Class A Shares returned 5.04% for the 12-month period ended March 31, 2004 versus 5.90% for the Fund’s benchmark, the Lehman Brothers New York Insured Municipal Bond Index.

•	The return for the Lipper New York Municipal Debt Fund Average, consisting of New York municipal funds with average maturities of 10 years or more, was 5.45% for the one-year period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Fund’s average credit quality was AA+ at the end of the fiscal year, versus the benchmark’s average of AAA/AA1.

•	The Fund’s Class A Shares SEC yield after fees at March 31, 2004 was 2.39%, or 4.17% on a fully tax-adjusted basis with a federal tax rate of 35.0% and state tax rate of 7.70%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (8/31/99)

PIMCO New York Municipal Bond Fund Class A	5.04%	—	—	7.28%
PIMCO New York Municipal Bond Fund Class A (adjusted)	1.89%	—	—	6.57%
Lehman Brothers New York Insured Municipal Bond Index	5.90%	—	—	—
Lipper New York Municipal Debt Fund Average	5.45%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class A	Class A

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,027	$1,025
Expenses Paid During Period	$5	$5

Expenses are equal to the expense ratio of 0.90% for Class A, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

New York	92.2%
Puerto Rico	4.5%
Short-Term Instruments	1.5%
Other	1.8%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	9

A  N A T I O N A L  S H O R T - D U R A T I O N  T A X - E X E M P T  B O N D  F U N D

PIMCO Short Duration Municipal Income Fund

•	The Fund seeks high current income exempt from federal income tax consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•	The Fund’s Class A Shares returned 1.78% for the 12-month period ended March 31, 2004, versus the 1.81% return for the Fund’s benchmark, the Lehman Brothers 1-Year Municipal Bond Index.

•	The return for the Lipper Short Municipal Debt Fund Average, consisting of national municipal funds with average maturities between one to five years, was 2.04% for the 12-month period ended March 31, 2004.

•	The Fund’s effective duration was managed below that of the benchmark, hindering performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	Lack of exposure to California general obligation bonds was positive, as their spreads widened to the national market.

•	The Fund’s average credit quality was AAA at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	The Fund’s SEC yield after fees at March 31, 2004 was 1.46%, or 2.25% on a fully tax-adjusted basis with a federal tax rate of 35.0%.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to rally more than the national market.

Average Annual Total Return For periods ended 03/31/04

	1 year	5 year	10 year	Inception (8/31/99)

PIMCO Short Duration Municipal Income Fund Class A	1.78%	—	—	3.37%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	–0.28%	—	—	2.93%

PIMCO Short Duration Municipal Income Fund Class C (adjusted)	0.47%	—	—	2.80%
Lehman Brothers 1-Year Municipal Bond Index	1.81%	—	—	—
Lipper Short Municipal Debt Fund Average	2.04%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 2% on A shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Class A	Class C	Class A	Class C

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,008	$1,006	$1,025	$1,025
Expenses Paid During Period	$4	$6	$4	$6

For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Class A, 1.15% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Regional Breakdown*

Illinois	9.6%
New York	9.3%
Texas	8.1%
Washington	6.4%
California	5.3%
Michigan	5.3%
Colorado	4.8%
New Jersey	4.5%
Short-Term Instruments	2.4%
Other	44.3%

*	% of total investments as of March 31, 2004

10	PIMCO Bond Funds Annual Report | 3.31.04

Schedule of Investments

California Intermediate Municipal Bond

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 97.0%

California 72.4%
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	$1,200	$1,233
Anaheim, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 1999
4.625% due 10/01/2027 (a)	150	158
Antioch, California Public Financing Authority Reassessment Revenue Bonds, Series 1998-B
5.500% due 09/02/2008	475	505
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, (California Mtg. Insured), Series 2001
5.250% due 04/01/2026	2,000	2,090
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, Series 2003
5.200% due 11/15/2022	2,000	2,047
Banning, California Unified School District General Obligation Bonds, (FSA Insured), Series 2003
4.000% due 08/01/2011	175	187
4.000% due 08/01/2012	225	239
California Educational Facilities Authority Revenue Bonds, Series 1997-A
5.700% due 10/01/2015	135	155
California Health Facilities Financing Authority Revenue Bonds, (California Mtg. Insured), Series 2000
5.000% due 09/01/2010	350	381
California Housing Financial Agency Revenue Bonds, (AMBAC FHA Insured), Series 1996
5.950% due 02/01/2011	100	107
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2004
5.000% due 10/01/2012	780	882
California State Department of Water Resources Central Valley Project Revenue Bonds, Series 1997
5.000% due 12/01/2022	125	130
California State General Obligation Bonds, Series 2000
5.700% due 12/01/2032	160	163
California Statewide Communities Development Authority Apartment Development Revenue Bonds, Series 1998-A-3
5.100% due 05/15/2025	2,000	2,106
California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002
6.750% due 07/01/2032 (e)	1,300	1,328
California Statewide Communities Development Authority Revenue Bonds, Series 1998
5.250% due 05/15/2025	1,000	1,042
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.000% due 10/01/2018	2,000	2,070
California Statewide Communities Development Authority Revenue Bonds, Series 2002
5.500% due 08/15/2034	1,000	1,037
California Statewide Communities Development Authority Revenue Bonds, Series 2004
3.450% due 04/01/2035 (a)	2,400	2,395
California Statewide Financing Authority Tobacco Settlement Revenue Bonds, Series 2002
4.600% due 05/01/2012	1,030	964
California Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	914
Campbell, California Redevelopment Agency Tax Allocation Bonds, Series 2002
4.700% due 10/01/2011	505	527
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1997
7.100% due 09/01/2021	1,895	2,196
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	1,500	1,548
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 2003
5.250% due 09/01/2016	700	708
5.375% due 09/01/2017	800	811
Chico, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1996
5.200% due 04/01/2011	485	509
Chula Vista, California Special Tax Bonds, Series 2000-1
6.350% due 09/01/2017	230	240
6.400% due 09/01/2018	120	126
Contra Costa County Public Financing Authority Revenue Bonds, Series 2003
5.625% due 08/01/2033	2,000	2,053
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	1,000	1,020
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	7,700	7,742
Goleta, California Water District Certificates of Participation Bonds, (MBIA Insured), Series 2003
4.500% due 12/01/2010	1,315	1,460
Los Altos, California School District General Obligation Bonds, Series 2001
5.000% due 08/01/2016	200	216
Los Angeles, California Community College District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 08/01/2011	310	352
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2010	1,450	1,663
5.250% due 07/01/2013	1,500	1,698
Los Angeles, California State Building Authority Lease Revenue Bonds, Series 1999-A
4.600% due 10/01/2007	150	161
Los Angeles, California Unified School District General Obligation Bonds, (FGIC Insured), Series 1997
6.000% due 07/01/2011	1,360	1,626
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 1999-C
4.750% due 07/01/2010	30	33
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.500% due 07/01/2011	1,250	1,458
Lucia Mar Unified School District, California General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2022	1,215	1,283
Metropolitan Water District Southern California General Obligation Bonds, Series 1993-A1
7.250% due 03/01/2007	150	173
Metropolitan Water District Southern California Revenue Inverse Floater Bonds, Series 1993
9.700% due 10/30/2020 (a)	600	628
Milpitas, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2012	1,185	1,339
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	580	592
6.400% due 09/01/2031	700	715
Newport Mesa, California Unified School District General Obligation Bonds, Series 2003
5.000% due 08/01/2011	605	687
Orange County, California Community Facilities District Special Tax Bonds, Series 2000
5.600% due 08/15/2011	455	472
5.700% due 08/15/2012	485	501
5.800% due 08/15/2013	600	619
6.200% due 08/15/2018	1,025	1,052
Orange County, California Development Agency Tax Allocation Bonds, (AMBAC Insured), Series 2003
4.500% due 09/01/2010	1,085	1,197
4.500% due 09/01/2011	1,075	1,183
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	3,250	3,856
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	1,000	1,184
Orange County, California Transportation Authority Toll Road Revenue Bonds, (AMBAC Insured), Series 2003-A
5.000% due 08/15/2010	2,510	2,848
Pacific Housing & Finance Agency, California Revenue Bonds, (MBIA Insured), Series 1999
4.625% due 12/01/2004	250	253
Pomona, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 02/01/2011	1,635	1,837

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	11

Schedule of Investments (Cont.)

California Intermediate Municipal Bond

March 31, 2004

	Principal Amount (000s)	Value (000s)

Port of Oakland, California Revenue Bonds, (FGIC Insured), Series 2000
5.500% due 11/01/2009	$500	$571
Redding, California Electric System Revenue Certificates of Participation, (FGIC Insured), Series 1993
5.684% due 06/28/2019	500	510
Riverside County, California Asset Leasing Corp. Revenue Bonds, (MBIA Insured), Series 2000
5.200% due 11/01/2010	250	288
Sacramento, California Municipal Utility District Revenue Bonds, Series 1983-M
9.000% due 04/01/2013	960	1,247
San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2015	2,365	2,650
San Dieguito, California Water District Revenue Bonds, (FGIC Insured), Series 2004
5.000% due 10/01/2012	615	698
San Francisco, California City & County Airport Commission International Airport Revenue Bonds, (FSA Insured), Series 1998-16A
5.500% due 05/01/2015	300	330
San Francisco, California City & County Finance Corp. Revenue Bonds, (MBIA Insured), Series 1998
4.100% due 04/01/2006	665	700
San Jose, California Multifamily Housing Revenue Bonds, (Bay View Bank & Federal Home Loan Bank Insured), Series 1999
4.950% due 06/01/2039	980	1,057
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	600	711
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 08/01/2022	2,000	2,099
San Pablo, California Redevelopment Agency Revenue Bonds, Series 1979
8.000% due 10/01/2011	110	133
Santa Ana, California Financing Authority Revenue Bonds, (MBIA Insured), Series 2004
4.000% due 07/01/2006	1,900	2,008
5.000% due 07/01/2011	500	567
Santa Margarita & Dana Point, California Authority Revenue Bonds, (MBIA Insured), Series 1994-A
7.250% due 08/01/2006	150	169
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 2003
5.125% due 10/01/2009	500	515
Southeast Resource Recovery Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 12/01/2011	1,125	1,279
Stockton, California Certificates of Participation Bonds, Series 1999
4.750% due 08/01/2006	120	128
University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2010	4,060	4,588
5.000% due 05/15/2011	3,410	3,860
Vernon, California Electric Systems Revenue Bonds, Series 2003
5.000% due 04/01/2010	1,135	1,227

		92,034

Illinois 1.2%
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.970% due 07/01/2012 (a)	1,400	1,557

Louisiana 1.4%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	2,000	1,815

New Hampshire 2.4%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 07/01/2014	2,690	3,036

New Jersey 1.3%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.800% due 04/01/2018 (a)	250	279
New Jersey State General Obligation Bonds, Series 1992
6.000% due 02/15/2011	1,000	1,183
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	150	150

		1,612

Puerto Rico 9.7%
Children Trust Fund Tobacco Settlement Revenue Bonds, Series 2002
5.000% due 05/15/2009	1,000	1,040
Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 1998
5.750% due 07/01/2012	1,000	1,187
Puerto Rico Commonwealth General Obligation Bonds, (MBIA Insured), Series 2004
11.720% due 07/01/2012 (a)	2,663	3,922
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	250	293
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2026 (a)	1,175	1,321
Puerto Rico Commonwealth IMPT General Obligation Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2012	1,000	1,169
Puerto Rico Commonwealth Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998-
5.250% due 07/01/2010	150	170
Puerto Rico Electric Power Authority Revenue Bonds, (FSA Insured), Series 2004
9.220% due 07/01/2012 (a)	2,500	3,253

		12,355

Texas 0.2%
Arlington, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
8.690% due 02/15/2024 (a)	250	263
Virgin Islands 4.7%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,000	1,062
Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2007	1,500	1,637
5.500% due 10/01/2008	3,000	3,294

		5,993

Washington 3.7%
Washington Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.625% due 06/01/2032	4,750	4,617

Total Municipal Bonds & Notes (Cost $118,902)		123,282

SHORT-TERM INSTRUMENTS 1.2%

U.S. Treasury Bills 1.2%
1.010% due 06/03/2004-06/17/2004 (c)(d)	1,600	1,597

Total Short-Term Instruments (Cost $1,597)		1,597

Total Investments 98.2% (Cost $120,499)		$124,879

Written Options (f) (0.3%) (Premiums $219)		(371)

Other Assets and Liabilities (Net) 2.1%		2,601

Net Assets 100.0%		$127,109

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	$34,000	$1,261
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2024	12,300	(810)

		$451

12	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	Securities with an aggregate market value of $1,597 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year
Bond Short Futures	06/2004	143	$(319)

(e)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002	02/07/2002 and 08/29/2002	$1,300	$1,328	1.04%

(f) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bond June Futures	$114.000	05/21/2004	127	$145	$242
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	127	74	129

				$219	$371

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	13

Schedule of Investments

California Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 96.6%

California 80.0%
California Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 1999
0.000% due 09/01/2010	$500	$409
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2004
5.000% due 10/01/2012	250	283
California Statewide Communities Development Authority Revenue Bonds, (California Mtg. Insured), Series 2002
6.750% due 07/01/2032 (e)	250	255
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.125% due 10/01/2030	400	394
California Statewide Tobacco Settlement Financing Authority Revenue Bonds, Series 2002
4.875% due 05/01/2014	295	275
Capistrano, California Unified School District Community Facilities Special Tax Bonds, Series 1999
5.700% due 09/01/2020	400	413
Chula Vista, California Special Tax Bonds, Series 2000-1
6.400% due 09/01/2018	125	131
Corona, California Community Facilities District Special Tax Bonds, Series 1998
5.875% due 09/01/2023	150	153
Fresno, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
6.000% due 08/01/2026	500	610
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2001
5.250% due 07/01/2010	250	287
Los Angeles, California Department of Water & Power Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2022	500	528
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.500% due 07/01/2011	500	583
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.250% due 07/01/2019	750	824
Los Angeles, California Water & Power Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2011	500	567
Metropolitan Water District Southern California Revenue Inverse Floater Bonds, Series 1993
9.700% due 10/30/2020 (a)	200	209
Murrieta Valley, California Unified School District Special Tax Bonds, (Keybank N.A. Insured), Series 2001
6.350% due 09/01/2025	55	56
Newport Mesa, California Unified School District General Obligation Bonds, Series 2003
5.000% due 08/01/2011	500	568
Orange County, California Development Agency Tax Allocation Bonds, (AMBAC Insured), Series 2003
4.500% due 09/01/2011	500	550
Orange County, California Local Transportation Authority Sales Tax Revenue Bonds, (AMBAC-TCRS Insured), Series 1992
6.200% due 02/14/2011	750	890
Orange County, California Revenue Bonds, (MBIA Insured), Series 1995-A
6.000% due 06/01/2010	400	474
Orange County, California Transportation Authority Toll Road Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 08/15/2011	750	852
Pioneers Memorial Healthcare District, California General Obligation Bonds, (AMBAC Insured), Series 1998
5.125% due 10/01/2024	400	418
Placer, California Unified High School District General Obligation Bonds, (FGIC Insured), Series 2000
0.000% due 08/01/2018	1,450	748
San Bernardino County, California Certificates of Participation Bonds, (MBIA Insured), Series 2001
4.000% due 11/01/2012	50	53
San Diego, California Unified School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2028	650	676
San Joaquin Hills, California Transportation Corridor Agency Toll Road Revenue Bonds, (MBIA Insured), Series 1997
0.000% due 01/15/2032	500	116
San Jose, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 1993
6.000% due 08/01/2010	300	356
Santa Ana, California Financing Authority Revenue Bonds, (MBIA Insured), Series 2004
5.000% due 07/01/2011	500	567
University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2011	500	566

		12,811

Louisiana 4.3%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	750	681

Massachusetts 0.7%
Massachusetts State College Building Authority Revenue Bonds, Series 2003
5.500% due 05/01/2033	100	113

New Jersey 3.5%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.800% due 04/01/2018 (a)	500	558

Puerto Rico 3.7%
Puerto Rico Commonwealth General Obligation Bonds, (FGIC Insured), Series 2003	500	583

5.500% due 07/01/2011
Virgin Islands 4.4%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	265

Virgin Islands Public Finance Authority Revenue Bonds, Series 1998-C
5.500% due 10/01/2008	405	445

		710

Total Municipal Bonds & Notes (Cost $14,800)		15,456

SHORT-TERM INSTRUMENTS 2.8%

Repurchase Agreement 0.8%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $129. Repurchase proceeds are $124.)	124	124

U.S. Treasury Bills 2.0%
0.939% due 06/03/2004-06/17/2004 (b)(c)	325	324

Total Short-Term Instruments (Cost $448)		448

Total Investments 99.4% (Cost $15,248)		$15,904

Written Options (d) (0.5%) (Premiums $45)		(76)

Other Assets and Liabilities (Net) 1.1%		179

Net Assets 100.0%		$16,007

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $324 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year
Bond Short Futures	06/2004	1	$(2)

14	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(d)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S.Treasury Bond June Futures	$114.000	05/21/2004	26	$30	$50
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	26	15	26

				$45	$76

(e) Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

California Statewide Communities Development Authority Revenue Bonds, (California Mfg. Insured), Series 2002	02/07/2002	$250	$255	1.59%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	15

Summary Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

MUNICIPAL BONDS & NOTES

Alabama
Total Alabama (a)		$2,344	0.6%

Alaska
Total Alaska (a)		548	0.1%

Arizona
Maricopa County, Arizona Peoria Unified School District No. 11 General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2011	$3,000	3,384	0.9%

Other Arizona (a)		1,701	0.5%

		5,085	1.4%

California
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, Series 2003
5.200% due 11/15/2022	2,565	2,626	0.7%

Other California (a)		9,961	2.8%

		12,587	3.5%

Colorado
Total Colorado (a)		3,395	0.9%

Connecticut
Connecticut State General Obligation Bonds, Series 2001
9.577% due 12/15/2012 (b)	5,000	6,667	1.8%
University of Connecticut General Obligation Bonds, (MBIA Insured), Series 2004
8.770% due 01/15/2011 (b)	2,500	3,125	0.9%

Other Connecticut (a)		2,468	0.7%

		12,260	3.4%

Florida
Florida State General Obligation Bonds, Series 2004
8.700% due 07/01/2011 (b)	3,103	3,900	1.1%
Hillsborough County, Florida Utilities Revenue Bonds, (FGIC Insured) Series 2003
5.000% due 08/01/2011	2,500	2,825	0.8%
Orange County, Florida Health Facilities Authority Revenue Bonds, Series 2002
5.625% due 11/15/2032	5,000	5,281	1.4%
Other Florida (a)		3,366	0.9%

		15,372	4.2%

Georgia
Georgia State General Obligation Bonds, Series 2002
5.000% due 05/01/2021	5,000	5,338	1.4%

Other Georgia (a)		1,671	0.5%

		7,009	1.9%

Hawaii
Total Hawaii (a)		1,785	0.5%

Illinois
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2021	3,000	3,164	0.9%
Illinois State General Obligation Bonds, (FSA Insured), Series 2001
5.250% due 10/01/2011	2,465	2,824	0.8%
Illinois State Sales Tax Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/15/2011	3,000	3,361	0.9%
Lake Cook, Dane & McHenry Counties, Illinois Community Unit School District General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 12/01/2011	2,760	3,111	0.9%
Lake County, Illinois Community High School District No. 127 Grayslake General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	3,063	0.8%
9.000% due 02/01/2009 - 02/01/2012 (c)	2,405	3,236	0.9%
Other Illinois (a)		19,471	5.3%

		38,230	10.5%

Indiana
East Washington, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.375% due 07/15/2028	2,560	2,739	0.8%
Pike, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 01/15/2011	7,245	8,094	2.2%

Other Indiana (a)		8,527	2.3%

		19,360	5.3%

Kentucky
Kentucky Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	3,000	3,402	1.0%

Other Kentucky (a)		2,310	0.6%

		5,712	1.6%

Louisiana
Louisiana State General Obligation Bonds, (FGIC Insured), Series 2002
8.690% due 04/01/2019 (b)	2,850	3,295	0.9%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,000	908	0.2%
9.220% due 05/15/2039 (b)	3,500	2,906	0.8%

Other Louisiana (a)		276	0.1%

		7,385	2.0%

Maryland
Total Maryland (a)		2,022	0.6%

Massachusetts
Total Massachusetts (a)		2,542	0.7%

Michigan
Lake Fenton, Michigan Community Schools General Obligation Bonds, (SBLF Insured), Series 2002
5.000% due 05/01/2022	2,720	2,868	0.8%
Michigan State Environmental Protection General Obligation Bonds, Series 1992
6.250% due 11/01/2012	3,100	3,703	1.0%

Other Michigan (a)		3,133	0.9%

		9,704	2.7%

16	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

Minnesota
Total Minnesota (a)		$1,732	0.5%

Mississippi
Total Mississippi (a)		2,387	0.7%

Missouri
Total Missouri (a)		4,636	1.3%

New Hampshire
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 07/01/2016	$2,980	3,288	0.9%

New Jersey
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	5,000	5,147	1.4%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2031	10,000	12,478	3.4%
0.000% - 6.800% due 01/01/2012 - 04/01/2031 (b)(c)	6,460	6,732	1.8%
New Jersey Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,206	0.9%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2004
8.720% due 06/15/2010 (b)	2,500	3,088	0.8%
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	3,500	3,501	1.0%
Other New Jersey (a)		1,729	0.5%

		35,881	9.8%

New Mexico
Total New Mexico (a)		312	0.1%

New York
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	5,275	5,916	1.6%
New York State Dormitory Authority Revenue Bonds, Series 2002-B
6.000% due 11/15/2029 (b)	3,800	4,433	1.2%
New York State General Obligation Bonds, Series 2002
5.750% due 08/01/2014	2,500	2,833	0.8%
New York State Thruway Service Contract Authority Revenue Bonds, Series 2001
5.000% due 04/01/2010	2,605	2,901	0.8%
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	3,000	3,350	0.9%
New York Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2013	4,000	4,275	1.2%
TSASC, Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	3,550	3,625	1.0%
Other New York (a)		3,735	1.0%

		31,068	8.5%

North Carolina
North Carolina Eastern Municipal Power Agency Revenue Bonds, Series 2003
5.500% due 01/01/2012	4,000	4,424	1.2%
Other North Carolina (a)		1,458	0.4%

		5,882	1.6%

Ohio
Ohio State General Obligation Bonds, Series 2004-A
5.000% due 06/15/2011	7,820	8,795	2.4%
5.000% due 06/15/2012	1,935	2,172	0.6%
Ohio State Highway Improvement General Obligation Bonds, Series 2004-H
5.000% due 05/01/2011	5,000	5,640	1.5%
Other Ohio (a)		3,129	0.9%

		19,736	5.4%

Oklahoma
Total Oklahoma (a)		1,029	0.3%

Oregon
Total Oregon (a)		1,131	0.3%

Pennsylvania
Total Pennsylvania (a)		1,994	0.5%

Puerto Rico
Total Puerto Rico (a)		1,056	0.3%

Rhode Island
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	2,300	2,147	0.6%
6.250% due 06/01/2042	6,025	5,613	1.5%

		7,760	2.1%

South Carolina
Total South Carolina (a)		3,546	1.0%

South Dakota
Total South Dakota (a)		47	0.0%

Tennessee
Memphis, Tennessee Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (b)	7,050	8,866	2.4%
Other Tennessee (a)		4,979	1.4%

		13,845	3.8%

Texas
Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.650% due 02/15/2035	2,765	3,029	0.8%
Houston, Texas Water Conveyance System Contract Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.250% due 12/15/2012	5,000	6,069	1.7%
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 01/01/2028	3,000	3,113	0.9%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	17

Summary Schedule of Investments (Cont.)

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

North Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2016	$2,905	$3,297	0.9%
5.500% due 08/15/2017	1,000	1,125	0.3%
Texas State Affordable Mulit-Family Housing Revenue Bonds, (MBIA Insured), Series 2002
4.850% due 09/01/2012	3,335	3,593	1.0%
Other Texas (a)		25,201	6.9%

		45,427	12.5%

Utah
Total Utah (a)		1,132	0.3%

Virgin Islands
Total Virgin Islands (a)		1,593	0.4%

Virginia
Total Virginia (a)		3,873	1.1%

Washington
Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2011	5,435	4,123	1.1%

Washington Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.625% due 06/01/2032	5,000	4,860	1.3%

University of Washington Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 12/01/2023	2,595	2,775	0.8%
Other Washington (a)		1,389	0.4%

		13,147	3.6%

West Virginia
Berkeley, Brooke & Fayette Counties, West Virginia Single Family Mortgage Revenue Bonds, Series 1983
0.000% due 12/01/2014	4,115	2,656	0.7%

Wisconsin
Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2004
8.700% due 05/01/2010 (b)	2,500	3,117	0.9%
5.000% due 05/01/2012	2,000	2,247	0.6%

Wisconsin State General Obligation Bonds, Series 2001
5.250% due 05/01/2020	3,000	3,280	0.9%

Other Wisconsin (a)		9,142	2.5%

		17,786	4.9%

Total Municipal Bonds & Notes (Cost $348,952)		366,284	100.5%

SHORT-TERM INSTRUMENTS

U.S. Treasury Bills
1.001% due 06/03/2004 - 06/17/2004 (c)(d)	5,550	5,538	1.5%

Total Short-Term Instruments (Cost $5,539)		5,538	1.5%

Total Investments (Cost $354,491)		$371,822	102.0%

Written Options (e) (Premiums $767)		(1,297)	(0.4)%

Other Assets and Liabilities (Net)		(5,923)	(1.6)%

Net Assets		$364,602	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(b)	Variable rate security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $5,540 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

10-Year Municipal Notes Index June Long Futures	06/2004	25	$(41)
U.S. Treasury 30-Year Bond Short Futures	06/2004	539	(1,457)

			$(1,498)

(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bill June Futures	114.000	05/21/2004	444	$508	$846
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	444	259	451

				$767	$1,297

18	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Schedule of Investments

New York Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 97.7%

New York 91.4%
Amherst, New York General Obligation Bonds, (FGIC Insured), Series 1999-A
5.500% due 12/01/2008	$150	$169
Buffalo, New York Municipal Water Finance Authority Water Systems Revenue Bonds, (FSA Insured), Series 2002
5.000% due 07/01/2027	500	520
Long Island Power Authority Revenue Bonds, Series 2003
5.000% due 06/01/2008	250	273
Metropolitan Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 11/15/2032	200	208
Monroe County, New York General Obligation Bonds, (MBIA-IBC Insured), Series 1996
5.125% due 03/01/2010	1,000	1,129
Nassau County Interim Finance Authority Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 11/15/2010	1,000	1,127
New York City, New York General Obligation Bonds, (AMBAC Insured), Series 1990
5.750% due 08/01/2011	250	293
New York City, New York General Obligation Bonds, Series 2002
5.250% due 08/01/2007	400	438
New York City, New York Individual Development Agency Civic Facilities Revenue Bonds, Series 2002
6.450% due 07/01/2032	250	257
New York City, New York Individual Development Agency Special Facilities Revenue Bonds, Series 1998
5.250% due 12/01/2032	150	112
New York City, New York Individual Development Revenue Bonds, Series 1997
5.650% due 10/01/2028	150	139
New York City, New York Industrial Development Agency Pipeline Airport Facilities Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	247
New York City, New York Municipal Water & Sewer Systems Finance Authority Revenue Bonds, (FGIC Insured), Series 1994
1.100% due 06/15/2024 (a)	550	550
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2000
5.500% due 11/01/2029	500	585
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.000% due 08/01/2024	525	547
5.250% due 11/01/2011	600	686
5.250% due 02/01/2029	500	561
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2003
5.000% due 08/01/2010	395	444
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 07/01/2008	150	165
New York State Dormitory Authority Revenue Bonds, (FSA Insured), Series 2001
5.000% due 07/01/2011	455	510
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2000
8.190% due 08/15/2022 (a)	250	260
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 10/01/2012	500	563
5.000% due 10/01/2030	750	779
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2003
1.030% due 02/15/2031 (a)	500	500
5.000% due 07/01/2011	250	282
New York State Dormitory Authority Revenue Bonds, Series 1990
1.120% due 07/01/2025 (a)	450	450
New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	155
New York State Dormitory Authority Revenue Bonds, Series 2001
5.500% due 07/01/2030	200	210
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	467
New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series 2002
5.000% due 06/15/2012	500	563
5.000% due 06/15/2014	400	443
New York State General Obligation Bonds, Series 1997-D
5.250% due 08/01/2021	100	104
New York State Local Government Assistance Corp. Revenue Bonds, (MBIA Insured), Series 1997-B
5.125% due 04/01/2013	150	164
New York State Local Government Assistance Corp. Revenue Bonds, Series 1993
6.000% due 04/01/2014	320	379
New York State Power Authority Revenue & General Purpose Bonds, Series 1972-E
5.500% due 01/01/2010	90	99
New York State Thruway Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 04/01/2011	500	569
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	500	558
New York State Urban Development Corp. Revenue Bonds, Series 2003
5.000% due 03/15/2011	495	552
Sachem Central School District of Holbrook, New York General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 06/15/2028	500	522
Schenectady, New York Industrial Development Agency Civic facilities Revenue Bonds, Series 2001
5.500% due 07/01/2016	500	571
Spencerport, New York Central School District General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 06/15/2019	250	267
Triborough, New York Bridge & Tunnel Authority Revenue Bonds, (MBIA-IBC Insured), Series 2002
5.000% due 11/15/2010	500	565
Troy, New York Industrial Development Agency Civic Facilities Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	567
TSASC, Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	300	306
TSASC, Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	750	733

		19,588

Puerto Rico 4.4%
Children’s Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
6.000% due 07/01/2026	100	119
Puerto Rico Commonwealth General Obligation Bonds, Series 1998
5.750% due 07/01/2012	500	593
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	200	235

		947

Texas 0.6%
Waco, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
5.000% due 08/15/2021	120	127

Virgin Islands 1.3%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	265

Total Municipal Bonds & Notes (Cost $20,300)		20,927

SHORT-TERM INSTRUMENTS 1.5%

Repurchase Agreement 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Fannie Mae 5.500% due 02/15/2006 valued at $43. Repurchase proceeds are $39.)	39	39

U.S. Treasury Bills 1.3%
1.010% due 06/03/2004 - 06/17/2004 (b)(c)	285	284

Total Short-Term Instruments (Cost $323)		323

Total Investments 99.2% (Cost $20,623)		$21,250

Written Options (d) (0.4%) (Premiums $47)		(79)

Other Assets and Liabilities (Net) 1.2%		257

Net Assets 100.0%		$21,428

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	19

Schedule of Investments (Cont.)

New York Municipal Bond Fund

March 31, 2004

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $284 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year
Bond Long Futures	06/2004	2	$(3)

(d)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bill June Futures	$114.000	05/21/2004	27	$31	$52
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	27	16	27

				$47	$79

20	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

MUNICIPAL BONDS & NOTES

Alaska
Total Alaska (f)		$7,459	1.5%

Arizona
Arizona Educational Loan Marketing Corporation Revenue Bonds, (GTD Student Loan Insured), Series 2001
0.960% due 03/01/2036 (a)	$5,000	5,000	1.0%
Salt River Project, Arizona Agricultural Improvement & Power District Electrical System Revenue Bonds, Series 2004
5.000% due 01/01/2011	3,000	3,381	0.7%
Other Arizona (f)		13,023	2.7%

		21,404	4.4%

California
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.500% due 10/01/2012	3,500	3,899	0.8%
California Statewide Communities Development Authority Revenue Bonds, Series 2004-F
2.300% due 04/01/2033 (a)	4,700	4,696	1.0%
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	12,800	12,869	2.6%
Other California (f)		4,187	0.9%

		25,651	5.3%

Colorado
Colorado Department of Transportation Revenue Bonds (AMBAC Insured), Series 2000
6.000% due 06/15/2010	5,680	6,717	1.4%
Colorado Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1997
0.930% due 12/01/2025 (a)	1,400	1,400	0.3%
0.960% due 12/01/2025 (a)	4,600	4,600	1.0%
Denver Colorado City & County Certificates of Participation Bonds, (AMBAC Insured), Series 2003
1.050% due 12/01/2029 (a)	6,500	6,500	1.3%
Other Colorado (f)		4,065	0.8%

		23,282	4.8%

Connecticut
Total Connecticut (f)		732	0.2%

Florida
Florida State Board of Education General Obligation Bonds, Series 2002
5.375% due 01/01/2010	3,000	3,424	0.7%
Other Florida (f)		4,536	1.0%

		7,960	1.7%

Georgia
Total Georgia (f)		3,455	0.7%

Illinois
Chicago, Illinois Board of Education Certificates of Participation Bonds, (MBIA Insured), Series 1992
6.250% due 01/01/2011	3,000	3,577	0.7%
Cook County, Illinois General Obligation Bonds, (FGIC Insured), Series 1996
6.500% due 11/15/2009	3,750	4,520	0.9%
5.875% due 11/15/2022	2,000	2,241	0.5%
Illinois Health Facilities Authority Revenue Bonds, Series 1998
1.120% due 08/01/2026 (a)	4,300	4,300	0.9%
Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 12/15/2006	3,740	4,171	0.9%
Other Illinois (f)		27,568	5.7%

		46,377	9.6%

Indiana
Indiana Health Facility Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
1.000% due 03/01/2033 (a)	3,000	3,000	0.6%
0.970% due 11/15/2036 (a)	5,100	5,100	1.1%

		8,100	1.7%

Kansas
Kansas State Department of Transportation Revenue Bonds, (FSA Insured), Series 2003
0.930% due 09/01/2014 (a)	6,175	6,175	1.3%
Other Kansas (f)		528	0.1%

		6,703	1.4%

Maryland
Maryland State General Obligation Bonds, Series 2002
5.000% due 02/01/2007	5,000	5,461	1.1%

Massachusetts
Massachusetts Bay, Massachusetts Transportation Authority Sales Tax Revenue Bonds, Series 2004
0.000% due 07/01/2020 (a)	7,005	7,058	1.5%
Other Massachusetts (f)		9,643	2.0%

		16,701	3.5%

Michigan
Michigan Municipal Bond Authority Revenue Bonds, Series 2003
5.000% due 05/01/2011	7,000	7,900	1.6%
Rochester, Michigan Community School District General Obligation Bonds, (FSA Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	5,030	5,660	1.2%
Other Michigan (f)		11,957	2.5%

		25,517	5.3%

Minnesota
Minnesota State General Obligation Bonds, Series 2000
5.375% due 11/01/2008	5,000	5,694	1.2%

Missouri
Total Missouri (f)		10,117	2.1%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	21

Summary Schedule of Investments (Cont.)

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Nebraska
Nebraska Public Power District Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 01/01/2010	$3,440	$3,846	0.8%

New Jersey
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (XLCA Insured), Series 2003
1.000% due 12/15/2017 (a)	5,000	5,000	1.0%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 1999
5.500% due 06/15/2008	5,000	5,662	1.2%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2007	5,570	6,081	1.3%
5.000% due 06/15/2010	320	358	0.1%
Other New Jersey (f)		4,494	0.9%

		21,595	4.5%

New Mexico
New Mexico State Highway Commission Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 06/15/2010	3,265	3,669	0.8%
New Mexico State Severance Special Tax Bonds, (MBIA Insured), Series 2001
5.000% due 07/01/2007	6,545	7,168	1.5%
Other New Mexico (f)		1,099	0.2%

		11,936	2.5%

New York
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2003-C
0.950% due 07/01/2033 (a)	5,900	5,900	1.2%
New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2012	4,000	4,224	0.9%
New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2011	4,000	4,840	1.0%
Yonkers, New York Industrial Development Agency Revenue Bonds, (MBIA Insured), Series 2001
0.930% due 06/01/2041 (a)	4,800	4,800	1.0%
Other New York (f)		25,513	5.3%

		45,277	9.4%

North Carolina
Guilford County, North Carolina General Obligation Bonds, Series 2004
4.000% due 10/01/2022	5,000	5,342	1.1%
North Carolina Community Health Care Facilities Revenue Bonds, (AMBAC Insured), Series 2003
1.000% due 10/01/2018 (a)	4,000	4,000	0.8%
Other North Carolina (f)		1,143	0.3%

		10,485	2.2%

Ohio
Cleveland, Ohio Public Power System Revenue Bonds, (MBIA Insured), Series 1994-A
0.000% due 11/15/2008	5,480	4,878	1.0%
Ohio State Infrastructure Improvement General Obligation Bonds, Series 1998
5.500% due 08/01/2008	3,370	3,832	0.8%
Other Ohio (f)		11,901	2.5%

		20,611	4.3%

Oklahoma
Total Oklahoma (f)		263	0.1%

Oregon
Oregon State Department of Administrative Services Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 05/01/2009	5,030	5,648	1.2%

Pennsylvania
Total Pennsylvania (f)		7,454	1.5%

Puerto Rico
Total Puerto Rico (f)		3,214	0.7%

South Carolina
Greenville, South Carolina Hospital Facilities Revenue Bonds, (AMBAC Insured), Series 2003
0.970% due 05/01/2033 (a)	4,000	4,000	0.8%
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 10/01/2010	3,300	3,726	0.8%
South Carolina Transportation Infrastructure Revenue Bonds, (XLCA Insured), Series 2003
0.950% due 10/01/2031 (a)	6,000	6,000	1.2%

		13,726	2.8%

Tennessee
Memphis, Tennessee Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (a)	6,300	7,923	1.6%
Other Tennessee (f)		482	0.1%

		8,405	1.7%

Texas
Fort Worth, Texas Water & Sewer Revenue Bonds, Series 2003
5.000% due 02/15/2007	3,245	3,530	0.7%
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.125% due 12/15/2009	1,000	1,182	0.2%
6.800% due 12/15/2011	3,000	3,715	0.8%
University of Texas Revenue Bonds, Series 2004-B
5.250% due 08/15/2013	9,355	10,732	2.2%
Other Texas (f)		20,013	4.2%

		39,172	8.1%

22	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

Utah
Utah State General Obligation Bonds, Series 2002
5.375% due 07/01/2011	$10,000	$11,577	2.4%
Other Utah (f)		2,291	0.5%

		13,868	2.9%

Vermont
Total Vermont (f)		1,591	0.3%

Virginia
Virginia State Public School Authority Revenue Bonds, Series 2003
5.250% due 08/01/2010	4,640	5,309	1.1%
Other Virginia (f)		1,172	0.2%

		6,481	1.3%

Washington
Pierce County, Washington School District No. 3 Puyallup General Obligation Bonds, (FSA Insured), Series 2004
5.000% due 06/01/2011	5,990	6,727	1.4%
5.000% due 06/01/2013	6,955	7,801	1.6%
Washington State Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
5.250% due 06/01/2010	8,245	8,172	1.7%
Other Washington (f)		8,242	1.7%

		30,942	6.4%

Washington, D.C.
Total Washington, D.C. (f)		600	0.1%

West Virginia
Total West Virginia (f)		170	0.0%

Wisconsin
Badger Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
5.500% due 06/01/2005	5,635	5,760	1.2%
5.000% due 06/01/2008	2,240	2,267	0.5%
Other Wisconsin (f)		5,585	1.1%

		13,612	2.8%

Total Municipal Bonds & Notes (Cost $468,784)		473,509	98.1%

SHORT-TERM INSTRUMENTS

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,014. Repurchase proceeds are $3,934.)	3,934	3,934	0.8%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (b)(c)(e)	7,650	7,634	1.6%

Total Short-Term Instruments (Cost $11,570)		11,568	2.4%

Total Investments (Cost $480,354)		$485,077	100.5%

Written Options (g) (Premiums $743)		(1,256)	(0.3)%

Other Assets and Liabilities (Net)		(1,074)	(0.2)%

Net Assets		$482,747	100.0%

Notes to Summary Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $5,640 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)

U.S. Treasury 30-Year Bond Short Futures	06/2004	361	$(821)

(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	$29,300	$(1,444)

(e)	Securities with an aggregate market value of $1,997 have been pledged as collateral for swap contracts at March 31, 2004.
(f)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Bond June Futures	$114.000	05/21/2004	430	$492	$819
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	430	251	437

				$743	$1,256

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

California Intermediate Municipal Bond Fund
Class A
03/31/2004	$10.22	$0.37	(a)	$0.00	(a)	$0.37	$(0.37)	$0.00
03/31/2003	10.16	0.40	(a)	0.12	(a)	0.52	(0.41)	(0.05)
03/31/2002	10.60	0.46	(a)	(0.07	)(a)	0.39	(0.43)	(0.40)
03/31/2001	10.05	0.43	(a)	0.57	(a)	1.00	(0.42)	(0.03)
10/19/1999 - 03/31/2000	9.94	0.18	(a)	0.12	(a)	0.30	(0.17)	(0.02)
California Municipal Bond Fund
Class A
03/31/2004	$10.36	$0.37	(a)	$0.10	(a)	$0.47	$(0.37)	$(0.04)
03/31/2003	10.02	0.41	(a)	0.36	(a)	0.77	(0.42)	(0.01)
03/31/2002	10.35	0.32	(a)	0.08	(a)	0.40	(0.34)	(0.39)
07/31/2000 - 03/31/2001	10.35	0.27	(a)	0.46	(a)	0.73	(0.30)	(0.43)
Municipal Bond Fund
Class A
03/31/2004	$10.18	$0.38	(a)	$0.13	(a)	$0.51	$(0.37)	$0.00
03/31/2003	10.03	0.42	(a)	0.18	(a)	0.60	(0.42)	(0.03)
03/31/2002	10.02	0.47	(a)	0.12	(a)	0.59	(0.47)	(0.11)
03/31/2001	9.47	0.44	(a)	0.55	(a)	0.99	(0.44)	0.00
03/31/2000	10.12	0.43	(a)	(0.65	)(a)	(0.22)	(0.43)	0.00
Class B
03/31/2004	10.18	0.30	(a)	0.14	(a)	0.44	(0.30)	0.00
03/31/2003	10.03	0.34	(a)	0.19	(a)	0.53	(0.35)	(0.03)
03/31/2002	10.02	0.39	(a)	0.12	(a)	0.51	(0.39)	(0.11)
03/31/2001	9.47	0.37	(a)	0.55	(a)	0.92	(0.37)	0.00
03/31/2000	10.12	0.36	(a)	(0.65	)(a)	(0.29)	(0.36)	0.00
Class C
03/31/2004	10.18	0.32	(a)	0.14	(a)	0.46	(0.32)	0.00
03/31/2003	10.03	0.37	(a)	0.18	(a)	0.55	(0.37)	(0.03)
03/31/2002	10.02	0.42	(a)	0.12	(a)	0.54	(0.42)	(0.11)
03/31/2001	9.47	0.39	(a)	0.55	(a)	0.94	(0.39)	0.00
03/31/2000	10.12	0.38	(a)	(0.65	)(a)	(0.27)	(0.38)	0.00
New York Municipal Bond Fund
Class A
03/31/2004	$10.68	$0.32	(a)	$0.21	(a)	$0.53	$(0.32)	$(0.02)
03/31/2003	10.35	0.37	(a)	0.48	(a)	0.85	(0.40)	(0.12)
03/31/2002	10.64	0.44	(a)	0.18	(a)	0.62	(0.45)	(0.46)
03/31/2001	9.94	0.43	(a)	0.77	(a)	1.20	(0.41)	(0.09)
10/19/1999 - 03/31/2000	9.90	0.16	(a)	0.07	(a)	0.23	(0.17)	(0.02)
Short Duration Municipal Income Fund
Class A
03/31/2004	$10.16	$0.17	(a)	$0.01	(a)	$0.18	$(0.17)	$0.00
03/31/2003	10.17	0.22	(a)	(0.01	)(a)	0.21	(0.22)	0.00
Class C
03/31/2004	10.16	0.14	(a)	0.01	(a)	0.15	(0.14)	0.00
03/31/2003	10.17	0.19	(a)	(0.01	)(a)	0.18	(0.19)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.63%.

24	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

California Intermediate Municipal Bond Fund
Class A
03/31/2004	$(0.37)	$10.22	3.73%	$47,407	0.90%		3.69%	137%
03/31/2003	(0.46)	10.22	5.13	58,325	0.87	(f)	3.86	101
03/31/2002	(0.83)	10.16	3.76	22,828	0.86	(b)	4.39	94
03/31/2001	(0.45)	10.60	10.19	29,035	0.86	(b)	4.19	257
10/19/1999 - 03/31/2000	(0.19)	10.05	2.94	1,793	0.85	*(c)	3.96 *	357
California Municipal Bond Fund
Class A
03/31/2004	$(0.41)	$10.42	4.63%	$5,086	0.90%		3.60%	157%
03/31/2003	(0.43)	10.36	7.74	5,830	0.87	(f)	3.97	221
03/31/2002	(0.73)	10.02	3.81	2,037	0.87	(b)	3.10	164
07/31/2000 - 03/31/2001	(0.73)	10.35	7.72	706	0.85	*(d)	3.89 *	338
Municipal Bond Fund
Class A
03/31/2004	$(0.37)	$10.32	5.15%	$60,742	0.90%		3.66%	115%
03/31/2003	(0.45)	10.18	6.08	65,254	0.86	(f)	4.05	108
03/31/2002	(0.58)	10.03	5.94	21,295	0.85		4.60	231
03/31/2001	(0.44)	10.02	10.74	11,381	0.85		4.52	306
03/31/2000	(0.43)	9.47	(2.16)	8,666	0.85		4.44	145
Class B
03/31/2004	(0.30)	10.32	4.36	46,467	1.65		2.90	115
03/31/2003	(0.38)	10.18	5.29	43,553	1.61	(f)	3.32	108
03/31/2002	(0.50)	10.03	5.15	18,535	1.60		3.85	231
03/31/2001	(0.37)	10.02	9.92	8,513	1.60		3.79	306
03/31/2000	(0.36)	9.47	(2.89)	5,314	1.60		3.69	145
Class C
03/31/2004	(0.32)	10.32	4.62	81,894	1.40		3.16	115
03/31/2003	(0.40)	10.18	5.55	92,101	1.36	(f)	3.59	108
03/31/2002	(0.53)	10.03	5.42	48,265	1.35		4.10	231
03/31/2001	(0.39)	10.02	10.20	30,539	1.35		4.06	306
03/31/2000	(0.38)	9.47	(2.64)	28,674	1.35		3.94	145
New York Municipal Bond Fund
Class A
03/31/2004	$(0.34)	$10.87	5.04%	$16,328	0.90%		2.96%	147%
03/31/2003	(0.52)	10.68	8.36	11,739	0.88	(f)	3.49	227
03/31/2002	(0.91)	10.35	6.09	2,210	0.87	(b)	4.22	204
03/31/2001	(0.50)	10.64	12.38	186	0.86	(b)	4.15	973
10/19/1999 - 03/31/2000	(0.19)	9.94	2.30	10	0.89	*(b)(e)	3.68 *	270
Short Duration Municipal Income Fund
Class A
03/31/2004	$(0.17)	$10.17	1.78%	$261,909	0.85%		1.65%	226%
03/31/2003	(0.22)	10.16	2.07	207,709	0.82	(f)	2.16	152
Class C
03/31/2004	(0.14)	10.17	1.47	67,984	1.15		1.35	226
03/31/2003	(0.19)	10.16	1.77	45,755	1.12	(f)	1.88	152

(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.43%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.88%.
(f)	Effective January 1, 2003, the administrative expense was increased to 0.40%.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	25

Statements of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts

	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Municipal Bond Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Assets:
Investments, at value	$124,879	$15,904	$371,822	$21,250	$485,077
Cash	25	1	97	1	108
Receivable for Fund shares sold	76	2	877	26	4,160
Interest and dividends receivable	1,755	191	5,427	264	4,876
Variation margin receivable	0	33	505	1	305
Swap premiums paid	878	0	0	0	0
Unrealized appreciation on swap agreements	1,261	0	0	0	0

	128,874	16,131	378,728	21,542	494,526

Liabilities:
Payable for investments purchased	$0	$0	$10,967	$0	$3,208
Payable for investments purchased on a delayed delivery basis	0	0	0	0	533
Written options outstanding	371	76	1,297	79	1,256
Payable for Fund shares redeemed	131	0	370	2	4,103
Dividends payable	82	6	332	17	186
Accrued investment advisory fee	27	3	78	5	81
Accrued administration fee	31	4	103	7	140
Accrued distribution fee	0	0	70	0	18
Accrued servicing fee	11	1	46	4	77
Variation margin payable	98	34	863	0	554
Swap premiums received	204	0	0	0	179
Unrealized depreciation on swap agreements	810	0	0	0	1,444

	1,765	124	14,126	114	11,779

Net Assets	$127,109	$16,007	$364,602	$21,428	$482,747

Net Assets Consist of:
Paid in capital	$124,550	$15,552	$356,034	$20,918	$484,403
Undistributed (overdistributed) net investment income	300	2	(38)	(7)	(8)
Accumulated undistributed net realized gain (loss)	(2,101)	(170)	(6,697)	(75)	(3,593)
Net unrealized appreciation (depreciation)	4,360	623	15,303	592	1,945

	$127,109	$16,007	$364,602	$21,428	$482,747

Net Assets:
Class A	$47,407	$5,086	$60,742	$16,328	$261,909
Class B	0	0	46,467	0	0
Class C	0	0	81,894	0	67,984
Other Classes	79,702	10,921	175,499	5,100	152,854

Shares Issued and Outstanding:
Class A	4,639	488	5,887	1,502	25,758
Class B	0	0	4,504	0	0
Class C	0	0	7,937	0	6,686
Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$10.22	$10.42	$10.32	$10.87	$10.17
Class B	0.00	0.00	10.32	0.00	0.00
Class C	0.00	0.00	10.32	0.00	10.17

Cost of Investments Owned	$120,499	$15,248	$354,491	$20,623	$480,354

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

26	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Statements of Operations

Amounts in thousands

	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Municipal Bond Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund

	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest	$6,286	$708	$17,333	$752	$10,339
Miscellaneous income	(2)	0	0	0	0

Total Income	6,284	708	17,333	752	10,339

Expenses:
Investment advisory fees	343	40	951	49	822
Administration fees	403	45	1,250	72	1,446
Distribution fees - Class B	0	0	346	0	0
Distribution fees - Class C	0	0	434	0	190
Servicing fees - Class A	133	14	160	36	598
Servicing fees - Class B	0	0	115	0	0
Servicing fees - Class C	0	0	217	0	158
Distribution and/or servicing fees - Other Classes	18	0	138	5	54
Trustees’ fees	0	0	1	0	1
Interest expense	5	0	3	1	6
Miscellaneous expense	0	1	0	1	4

Total Expenses	902	100	3,615	164	3,279

Reimbursement by Manager	(1)	0	0	0	0
Net Expenses	901	100	3,615	164	3,279

Net Investment Income	5,383	608	13,718	588	7,060

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,081	109	5,000	67	2,015
Net realized gain (loss) on futures contracts, options and swaps	(914)	(35)	(1,505)	51	(39)
Net change in unrealized appreciation (depreciation) on investments	(1,369)	196	4,414	300	771
Net change in unrealized (depreciation) on futures contracts, options and swaps	(357)	(77)	(2,882)	(79)	(2,969)
Net Gain (Loss)	(559)	193	5,027	339	(222)

Net Increase in Assets Resulting from Operations	$4,824	$801	$18,745	$927	$6,838

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	27

Statements of Changes in Net Assets

Amounts in thousands

	California Intermediate Municipal Bond Fund		California Municipal Bond Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,383	$6,255	$608	$691
Net realized gain (loss)	1,167	(2,972)	74	55
Net change in unrealized appreciation (depreciation)	(1,726)	3,841	119	311

Net increase resulting from operations	4,824	7,124	801	1,057

Distributions to Shareholders:
From net investment income
Class A	(1,951)	(1,788)	(203)	(185)
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	(3,432)	(4,468)	(406)	(506)
From net realized capital gains
Class A	0	(260)	(20)	(3)
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	0	(502)	(38)	(7)

Total Distributions	(5,383)	(7,018)	(667)	(701)

Fund Share Transactions:
Receipts for shares sold
Class A	17,062	56,939	2,231	6,118
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	23,303	52,283	1,556	7,720
Issued as reinvestment of distributions
Class A	1,173	1,289	127	145
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	2,990	4,514	441	507
Cost of shares redeemed
Class A	(28,837)	(22,448)	(3,154)	(2,538)
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	(45,212)	(45,034)	(550)	(8,804)
Net increase (decrease) resulting from Fund share transactions	(29,521)	47,543	651	3,148

Total Increase (Decrease) in Net Assets	(30,080)	47,649	785	3,504

Net Assets:
Beginning of period	157,189	109,540	15,222	11,718

End of period*	$127,109	$157,189	$16,007	$15,222

* Including undistributed (overdistributed) net investment income of:	$300	$300	$2	$2

28	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Amounts in thousands

	Municipal Bond Fund		New York Municipal Bond Fund		Short Duration Municipal Income Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$13,718	$12,901	$588	$370	$7,060	$4,222
Net realized gain (loss)	3,495	(9,753)	118	90	1,976	(5,568)
Net change in unrealized appreciation (depreciation)	1,532	12,322	221	157	(2,198)	3,931

Net increase resulting from operations	18,745	15,470	927	617	6,838	2,585

Distributions to Shareholders:
From net investment income
Class A	(2,337)	(2,004)	(432)	(240)	(3,959)	(2,307)
Class B	(1,339)	(1,086)	0	0	0	0
Class C	(2,740)	(2,749)	0	0	(856)	(365)
Other Classes	(7,302)	(7,031)	(156)	(129)	(2,226)	(1,537)
From net realized capital gains
Class A	0	(182)	(28)	(107)	0	0
Class B	0	(117)	0	0	0	0
Class C	0	(265)	0	0	0	0
Other Classes	0	(585)	(8)	(44)	0	0

Total Distributions	(13,718)	(14,019)	(624)	(520)	(7,041)	(4,209)

Fund Share Transactions:
Receipts for shares sold
Class A	59,832	78,220	8,212	10,576	276,139	289,584
Class B	11,569	31,117	0	0	0	0
Class C	21,255	57,521	0	0	43,020	56,516
Other Classes	145,757	208,949	2,970	3,838	132,650	79,498
Issued as reinvestment of distributions
Class A	1,356	1,283	320	272	2,932	1,875
Class B	622	550	0	0	0	0
Class C	1,637	1,738	0	0	579	261
Other Classes	6,063	6,299	111	96	1,815	1,542
Cost of shares redeemed
Class A	(66,443)	(35,421)	(4,177)	(1,344)	(224,799)	(82,669)
Class B	(9,845)	(6,699)	0	0	0	0
Class C	(33,945)	(15,732)	0	0	(21,433)	(10,833)
Other Classes	(171,134)	(124,696)	(2,649)	(2,355)	(66,885)	(26,594)
Net increase (decrease) resulting from Fund share transactions	(33,276)	203,129	4,787	11,083	144,018	309,180

Total Increase (Decrease) in Net Assets	(28,249)	204,580	5,090	11,180	143,815	307,556

Net Assets:
Beginning of period	392,851	188,271	16,338	5,158	338,932	31,376

End of period*	$364,602	$392,851	$21,428	$16,338	$482,747	$338,932

* Including undistributed (overdistributed) net investment income of:	$(38)	$(38)	$(7)	$(7)	$(8)	$(27)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	29

Notes to Financial Statements

March 31, 2004

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Municipal Bond Funds. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell

30	PIMCO Funds Annual Report | 3.31.04

securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

3.31.04 | PIMCO Funds Annual Report	31

Notes to Financial Statements (Cont.)

March 31, 2004

Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Funds are included as part of miscellaneous income on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Funds’ net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statements of Operations. The Funds have not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets of each Fund. The Advisory Fee for all classes is charged at an annual rate as noted in the following table.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class	Admin. Class	A, B and C Classes		Class D	Class R

California Intermediate Municipal Bond Fund	0.25%	0.22%	0.22%	0.40	%(1)	0.35%	N/A
California Municipal Bond Fund	0.25%	0.22%	0.22%	0.40	%(1)	0.35%	N/A
Municipal Bond Fund	0.25%	0.24%	0.24%	0.40	%(1)	0.35%	N/A
New York Municipal Bond Fund	0.25%	0.22%	N/A	0.40	%(1)	0.35%	N/A
Short Duration Municipal Income Fund	0.20%	0.19%	0.19%	0.40	%(1)	0.35%	N/A

(1)	Effective January 1, 2003, the Administrative Fee for the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds was increased by 0.05% to 0.40% per annum.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

32	PIMCO Funds Annual Report | 3.31.04

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
Municipal Bond Fund	0.75	0.25
Class C
Municipal Bond Fund	0.50	0.25
Short Duration Municipal Income Fund	0.30	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2004, PAD received $652,458 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds administrative fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class	Class A	Class C	Class D

California Intermediate Municipal Bond Fund	0.47%	0.72%	0.90%	—	0.85%
California Municipal Bond Fund	0.47%	0.72%	0.90%	—	0.85%

New York Municipal Bond Fund	0.47%	—	0.90%	—	0.85%
Short Duration Municipal Income Fund	0.39%	0.64%	0.85%	1.15%	0.80%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	03/31/2002	03/31/2003	03/31/2004

California Intermediate Municipal Bond Fund	$0	$1	$1

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

3.31.04 | PIMCO Funds Annual Report	33

Notes to Financial Statements (Cont.)

March 31, 2004

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

California Intermediate Municipal Bond Fund	$2,547	$2,569	$182,739	$214,376
California Municipal Bond Fund	0	0	24,299	23,758
Municipal Bond Fund	4,966	5,336	423,880	455,016
New York Municipal Bond Fund	637	643	31,679	26,900
Short Duration Municipal Income Fund	0	0	1,064,845	925,229

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	California Intermediate Municipal Bond Fund	California Municipal Bond Fund	Municipal Bond Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund

			Premium

Balance at 03/31/2003	$0	$0	$0	$0	$0
Sales	957	162	3,528	198	3,923
Closing Buys	(470)	(31)	(1,552)	(64)	(1,978)
Expirations	(268)	(86)	(1,209)	(87)	(1,202)

Balance at 03/31/2004	$219	$45	$767	$47	$743

34	PIMCO Funds Annual Report | 3.31.04

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	California Intermediate Municipal Bond Fund				California Municipal Bond Fund				Municipal Bond Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,675	$17,062	5,515	$56,939	217	$2,231	590	$6,118	5,872	$59,832	7,625	$78,220
Class B	0	0	0	0	0	0	0	0	1,128	11,569	3,031	31,117
Class C	0	0	0	0	0	0	0	0	2,065	21,255	5,601	57,521
Other Classes	2,288	23,303	5,062	52,283	153	1,556	742	7,720	14,277	145,757	20,381	208,949
Issued as reinvestment of distributions
Class A	116	1,173	125	1,289	12	127	14	145	132	1,356	125	1,283
Class B	0	0	0	0	0	0	0	0	61	622	54	550
Class C	0	0	0	0	0	0	0	0	160	1,637	170	1,738
Other Classes	295	2,990	438	4,514	43	441	49	507	591	6,063	615	6,299
Cost of shares redeemed
Class A	(2,860)	(28,837)	(2,179)	(22,448)	(304)	(3,154)	(244)	(2,538)	(6,524)	(66,443)	(3,465)	(35,421)
Class B	0	0	0	0	0	0	0	0	(962)	(9,845)	(655)	(6,699)
Class C	0	0	0	0	0	0	0	0	(3,332)	(33,945)	(1,538)	(15,732)
Other Classes	(4,460)	(45,212)	(4,360)	(45,034)	(54)	(550)	(850)	(8,804)	(16,705)	(171,134)	(12,134)	(124,696)

Net increase (decrease) resulting from Fund share transactions	(2,946)	$(29,521)	4,601	$47,543	67	$651	301	$3,148	(3,237)	$(33,276)	19,810	$203,129

	New York Municipal Bond Fund				Short Duration Municipal Income Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	762	$8,212	986	$10,576	27,124	$276,139	28,361	$289,584
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	4,229	43,020	5,537	56,516
Other Classes	275	2,970	359	3,838	13,012	132,650	7,782	79,498
Issued as reinvestment of distributions
Class A	30	320	25	272	288	2,932	184	1,875
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	57	579	26	261
Other Classes	10	111	9	96	178	1,815	151	1,542
Cost of shares redeemed
Class A	(389)	(4,177)	(126)	(1,344)	(22,093)	(224,799)	(8,106)	(82,669)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	(2,102)	(21,433)	(1,061)	(10,833)
Other Classes	(247)	(2,649)	(221)	(2,355)	(6,568)	(66,885)	(2,609)	(26,594)

Net increase resulting from Fund share transactions	441	$4,787	1,032	$11,083	14,125	$144,018	30,265	$309,180

3.31.04 | PIMCO Funds Annual Report	35

Notes to Financial Statements (Cont.)

March 31, 2004

7. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)

California Intermediate Municipal Bond Fund	$301	$0	$451	$(1)	$(1,831)	$(741)
California Municipal Bond Fund	8	0	(1)	(6)	(113)	(90)
Municipal Bond Fund	0	0	0	(38)	(7,265)	(1,459)
New York Municipal Bond Fund	0	0	0	(7)	(17)	(93)
Short Duration Municipal Income Fund	0	0	(1,444)	(8)	(4,279)	(648)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and futures.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs and other tax differences.
(3)	Capital loss carryovers expire in varying amounts through March 31, 2012.
(4)	Capital losses realized during the period November 1, 2003 through March 31, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

California Intermediate Municipal Bond Fund	$120,499	$4,920	$(540)	$4,380
California Municipal Bond Fund	15,247	750	(93)	657
Municipal Bond Fund	354,492	18,951	(1,621)	17,330
New York Municipal Bond Fund	20,623	659	(32)	627
Short Duration Municipal Income Fund	480,354	5,279	(556)	4,723

As of fiscal year ended March 31, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

California Intermediate Municipal Bond Fund	$5,383	$0	$0
California Municipal Bond Fund	610	57	0
Municipal Bond Fund	13,718	0	0
New York Municipal Bond Fund	588	36	0
Short Duration Municipal Income Fund	7,041	0	0

36	PIMCO Funds Annual Report | 3.31.04

8. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut on, March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

3.31.04 | PIMCO Funds Annual Report	37

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, Class B and Class C Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments as indicated, and the related statements of operations, of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of the California Intermediate Municipal Bond Fund, California Municipal Bond Fund, Municipal Bond Fund, New York Municipal Bond Fund, and Short Duration Municipal Income Fund (hereafter referred to as the “Funds”) at March 31, 2004, the results of each of their operations, and the changes in each of their net assets and the financial highlights of the Funds for the Class A, Class B and Class C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

38	PIMCO Funds Annual Report | 3.31.04

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of the certain dividends paid or received.

For the benefit of shareholders of the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds, this is to inform you that 93.58%, 91.89%, 96.65%, 98.68% and 98.43%, respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

3.31.04 | PIMCO Funds Annual Report	39

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None
Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

40	PIMCO Funds Annual Report | 3.31.04

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

3.31.04 | PIMCO Funds Annual Report	41

Officers of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees

42	PIMCO Funds Annual Report | 3.31.04

Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Receive this document electronically and eliminate paper mailings

PIMCO Advisors offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home. To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

This page is not part of the report	PZ002A.5/04

P  I  M  C  O

A D V I S O R S

ANNUAL REPORT

March 31, 2004

PIMCO Total Return Fund

(a series of the PIMCO Funds:

Pacific Investment Management Series)

Share Classes

Ins Institutional

Adm Administrative

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for PIMCO Funds: Pacific Investment Management Series Total Return Fund. The Fund ended its fiscal year on March 31, 2004 with assets in excess of $76 billion.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to increase exposure to markets abroad where investments may be more attractive.

We recently announced that, effective June 15, 2004, the Fund will assess a 2% redemption fee on shares redeemed prior to the end of a 7 calendar day holding period. The redemption fee is designed to discourage potentially disruptive short-term trading and is paid directly to the Fund for the benefit of long-term shareholders. In addition, we are in the process of expanding the Fund’s non-U.S. dollar denominated investment discretion.

In this annual report, we have added more information in certain areas about the Fund and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in the Fund. We also added sector breakdowns to more clearly describe the Fund’s investment allocation. We have also adopted a summary schedule of investments, which reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain the complete schedule of investments.

On the following pages you will find specific details as to the Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-800-927-4648. We also invite you to visit our Web site at www.pimcoadvisors.com or our investment manager’s Web site at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board

May 5, 2004

03.31.04 | PIMCO Total Return Fund Annual Report	1

Important Information About the Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of this Fund before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bonds funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, foreign security risk and high yield security risk. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds.

On the Performance Summary pages in this Annual Report, the Total Return Investment Performance table for the Fund measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on Fund distributions or (ii) the redemption of Fund shares. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% of the Fund’s assets on an annualized basis. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception.

The Lipper Intermediate Investment Grade Debt Fund Average, which is calculated by Lipper, Inc., a Reuters Company, represent the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

PIMCO Funds are distributed by PA Distributors LLC, 840 Newport Center Drive, Newport Beach, CA 92660, www.pimco.com, (800) 927-4648.

This report incorporates a Summary Schedule of Investments for this Fund. A complete Schedule of Investments for this Fund may be obtained by contacting a PIMCO representative at (866)746-2606.

2	PIMCO Total Return Fund Annual Report | 03.31.04

Important Information (continued)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated, which for most Funds is and held for the entire period from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

03.31.04 | PIMCO Total Return Fund Annual Report	3

PIMCO Total Return Fund Performance Summary

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

	1 Year	5 Years*	10 Years*	Since Inception*

Total Return Fund Institutional Class (Inception 05/11/87)	6.20%	7.98%	8.19%	9.14%
Total Return Fund Administrative Class (Inception 09/08/94)	5.93%	7.71%	—	8.29%
Lehman Brothers Aggregate Bond Index	5.40%	7.29%	7.54%	—
Lipper Intermediate Investment Grade Debt Fund Average	5.44%	6.45%	6.71%	—

*	Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance		Hypothetical Performance (5% return before expenses)

	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,035	$1,033	$1,025	$1,025
Expenses Paid During Period†	$2	$3	$2	$3

†	For each class of the Fund, expenses are equal to the expense ratio for the class (0.43% for Institutional Class, 0.68% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

SECTOR BREAKDOWN‡

Short-Term Instruments	55.7%
U.S. Government Agencies	18.9%
U.S. Treasury Obligations	8.2%
Corporate Bonds & Notes	5.5%
Other	11.7%

‡	% of Total Investments as of March 31, 2004

4	PIMCO Total Return Fund Annual Report | 03.31.04

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

$5,000,000 invested at the inception dateà

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount for the Institutional or Administrative Class shares is $5,000,000.

PORTFOLIO INSIGHTS

•	The Total Return Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Institutional Class shares outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the twelve-month period ended March 31, 2004, returning 6.20% versus 5.40% for the benchmark.

•	The Fund’s duration relative to the benchmark detracted from returns. Above-benchmark duration in July 2003 was negative as yields increased sharply, and below-benchmark duration in early 2004 was negative as yields steadily declined amid labor market weakness.

•	An emphasis on intermediate maturities for most of the period was neutral as the shape of the yield curve did not change significantly. However, this positioning enhanced security returns via “roll down,” or price appreciation, as bonds are revalued at lower yields over time, given the steepness of the yield curve.

•	A below-benchmark weighting in mortgages was a slight positive; interest rate volatility caused the sector to lag Treasuries after adjusting for duration.

•	The Fund’s underweight to corporate bonds was negative, as strengthening fundamentals and strong foreign demand for higher yielding dollar-denominated assets drove spreads tighter.

•	Non-U.S. holdings, mainly short-maturity Eurozone exposure, were a strong positive due to expectations of easing by the European Central Bank in the face of weak European growth.

•	Emerging market bonds helped returns as improved credit quality, a broader investor base, and increasing commodity prices sustained the sector’s rally.

•	Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive as real yields fell throughout the period.

03.31.04 | PIMCO Total Return Fund Annual Report	5

Financial Highlights

Institutional Class Shares

Selected Per Share Data for the Year Ended:	03/31/2004	03/31/2003	03/31/2002	03/31/2001		03/31/2000

Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36
Net Investment Income (a)	0.30	0.45	0.55	0.67		0.63
Net Realized/ Unrealized Gain (Loss) on Investments (a)	0.35	0.74	0.19	0.56		(0.40)
Total Income from Investment Operations	0.65	1.19	0.74	1.23		0.23
Dividends from Net Investment Income	(0.32)	(0.46)	(0.55)	(0.67)		(0.63)
Distributions from Net Realized Capital Gains	(0.18)	(0.35)	(0.30)	0.00		0.00
Total Distributions	(0.50)	(0.81)	(0.85)	(0.67)		(0.63)
Net Asset Value End of Period	$10.94	$10.79	$10.41	$10.52		$9.96
Total Return	6.20%	11.77%	7.15%	12.80%		2.33%
Net Assets End of Period (000s)	$43,723,208	$41,178,760	$35,230,781	$31,746,629		$24,900,321
Ratio of Net Expenses to Average Net Assets	0.43%	0.43%	0.43%	0.49	%(b)	0.54	%(b)
Ratio of Net Investment Income to Average Net Assets	2.73%	4.17%	5.16%	6.57%		6.25%
Portfolio Turnover Rate	273%	234%	445%	450%		223%

(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense is 0.43%.

6	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

Financial Highlights

Administrative Class Shares

Selected Per Share Data for the Year Ended:	03/31/2004	03/31/2003	03/31/2002	03/31/2001		03/31/2000

Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36
Net Investment Income (a)	0.27	0.41	0.51	0.64		0.61
Net Realized/ Unrealized Gain (Loss) on Investments (a)	0.35	0.75	0.20	0.56		(0.41)
Total Income from Investment Operations	0.62	1.16	0.71	1.20		0.20
Dividends from Net Investment Income	(0.29)	(0.43)	(0.52)	(0.64)		(0.60)
Distributions from Net Realized Capital Gains	(0.18)	(0.35)	(0.30)	0.00		0.00
Total Distributions	(0.47)	(0.78)	(0.82)	(0.64)		(0.60)
Net Asset Value End of Period	$10.94	$10.79	$10.41	$10.52		$9.96
Total Return	5.93%	11.48%	6.89%	12.52%		2.07%
Net Assets End of Period (000s)	$16,367,285	$16,109,374	$8,900,453	$5,353,222		$3,233,785
Ratio of Net Expenses to Average Net Assets	0.68%	0.68%	0.68%	0.74	%(b)	0.79	%(b)
Ratio of Net Investment Income to Average Net Assets	2.49%	3.86%	4.85%	6.31%		6.01%
Portfolio Turnover Rate	273%	234%	445%	450%		223%

(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense 0.68%.

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	7

Statement of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$80,176,439
Cash	10,770
Foreign currency, at value	551,403
Receivable for investments sold	1,882,802
Receivable for investments sold on delayed delivery basis	3,215,858
Unrealized appreciation on forward foreign currency contracts	97,409
Receivable for Fund shares sold	257,812
Interest and dividends receivable	247,741
Variation margin receivable	106,568
Swap premiums paid	50,166
Unrealized appreciation on swap agreements	245,485

86,842,453

Liabilities:
Payable for investments purchased	$6,226,997
Payable for investments purchased on delayed delivery basis	689,015
Unrealized depreciation on forward foreign currency contracts	1,131
Payable for short sales	3,241,130
Written options outstanding	95,665
Payable for Fund shares redeemed	265,964
Dividends payable	21,580
Accrued investment advisory fee	16,047
Accrued administration fee	14,292
Accrued distribution fee	6,504
Accrued servicing fee	3,379
Swap premiums received	39,499
Unrealized depreciation on swap agreements	15,983
Other liabilities	46

10,637,232

Net Assets	$76,205,221

Net Assets Consist of:
Paid in capital	$73,169,832
Undistributed net investment income	742,604
Accumulated undistributed net realized gain	499,571
Net unrealized appreciation	1,793,214

$76,205,221

Net Assets:
Institutional Class	$43,723,208
Administrative Class	16,367,285
Other Classes	16,114,728

Shares Issued and Outstanding:
Institutional Class	3,996,416
Administrative Class	1,496,012

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.94
Administrative Class	10.94
Cost of Investments Owned	$79,031,352

Cost of Foreign Currency Held	$553,457

8	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

Statement of Operations

Amounts in thousands

Year Ended March 31, 2004
Investment Income:
Interest, net of foreign taxes	$2,309,475
Dividends	11,393
Miscellaneous income	26,185

Total Income	2,347,053

Expenses:
Investment advisory fees	185,287
Administration fees	165,811
Distribution and/or servicing fees–Administrative Class	40,508
Distribution and/or servicing fees–Other Classes	83,780
Trustees’ fees	203
Miscellaneous expense	212

Total Expenses	475,801

Net Investment Income	1,871,252

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	720,474
Net realized gain on futures contracts, options, and swaps	951,276
Net realized gain on foreign currency transactions	3,104
Net change in unrealized appreciation on investments	62,464
Net change in unrealized appreciation on futures contracts, options, and swaps	576,262
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	83,446
Net Gain	2,397,026

Net Increase in Assets Resulting from Operations	$4,268,278

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	9

Statements of Changes in Net Assets

Amounts in thousands

	Year Ended March 31, 2004	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,871,252	$2,512,302
Net realized gain	1,674,854	3,027,093
Net change in unrealized appreciation	722,172	1,291,440

Net increase resulting from operations	4,268,278	6,830,835

Distributions to Shareholders:
From net investment income
Institutional Class	(1,247,346)	(1,666,413)
Administrative Class	(442,214)	(493,233)
Other Classes	(356,058)	(435,162)
From net realized capital gains
Institutional Class	(688,316)	(1,272,816)
Administrative Class	(261,594)	(438,635)
Other Classes	(259,989)	(437,594)

Total Distributions	(3,255,517)	(4,743,853)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	14,085,125	16,020,662
Administrative Class	5,716,505	9,059,856
Other Classes	6,678,006	9,380,094
Issued as reinvestment of distributions
Institutional Class	1,715,938	2,636,658
Administrative Class	573,173	741,354
Other Classes	421,077	571,009
Cost of shares redeemed
Institutional Class	(13,850,516)	(14,039,272)
Administrative Class	(6,246,627)	(2,966,362)
Other Classes	(6,582,512)	(4,021,716)
Net increase resulting from Fund share transactions	2,510,169	17,382,283

Total Increase in Net Assets	3,522,930	19,469,265

Net Assets:
Beginning of period	72,682,291	53,213,026

End of period *	$76,205,221	$72,682,291

*Including undistributed net investment income of:	$742,604	$777,772

10	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

Summary Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES
Banking & Finance
Royal Bank of Scotland PLC
7.648% - 9.118% due 03/31/2049 - 08/31/2049 (c)	$119,295	$143,024	0.2%
Other Banking & Finance (b)		2,515,573	3.3%

		2,658,597	3.5%

Industrials
Total Industrials (b)		1,405,366	1.8%

Utilities
Total Utilities (b)		362,794	0.5%

Total Corporate Bonds & Notes (Cost $4,449,189)		4,426,757	5.8%

MUNICIPAL BONDS & NOTES
California State Tobacco Securitization Corp.
Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	179,010	175,464	0.2%
Other Municipal Bonds & Notes (b)		2,710,501	3.6%

Total Municipal Bonds & Notes (Cost $2,842,590)		2,885,965	3.8%

U.S. GOVERNMENT AGENCIES
Fannie Mae
5.000% due 05/01/2018	262,712	270,414	0.4%
5.000% due 06/01/2018	370,483	381,350	0.5%
5.000% due 07/01/2018	270,611	278,550	0.4%
5.000% due 09/01/2018	220,530	226,999	0.3%
5.000% due 11/01/2018	364,402	375,091	0.5%
5.500% due 04/15/2034	1,056,800	1,082,890	1.4%
5.500% due 09/01/2017	216,804	226,171	0.3%
5.500% due 10/01/2017	383,194	399,751	0.5%
5.500% due 11/01/2017	295,335	308,095	0.4%
6.000% due 04/15/2034	2,430,100	2,529,583	3.3%
0.000% - 1122.425% due 04/01/2004 - 12/01/2050 (c)	5,968,594	4,220,222	5.5%
Federal Home Loan Bank
1.240% - 5.500% due 11/15/2004 - 03/15/2015 (c)	13,344	13,507	0.1%
Freddie Mac
6.000% due 04/01/2033	255,957	266,211	0.3%
6.000% due 04/15/2034	178,399	185,423	0.2%
6.500% due 08/15/2028	274,030	287,423	0.4%
1.220% - 1182.577% due 02/01/2004 - 10/25/2043 (c)	2,300,026	2,116,479	2.8%
Government National Mortgage Association
1.490% - 17.000% due 06/15/2004 - 11/15/2042 (c)	1,158,731	1,211,671	1.6%
Other U.S. Government Agencies (b)		766,266	1.0%

Total U.S. Government Agencies (Cost $14,761,012)		15,146,096	19.9%

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	11

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (d)
3.000% due 07/15/2012		$1,376,993	$1,567,782	2.0%
3.375% due 01/15/2007		250,942	276,635	0.4%
3.375% due 01/15/2012		223,533	260,721	0.3%
3.500% due 01/15/2011		783,290	913,757	1.2%
3.625% due 01/15/2008		196,576	222,545	0.3%
3.875% due 01/15/2009		1,623,208	1,886,156	2.5%
3.875% due 04/15/2029		421,568	581,764	0.8%
4.250% due 01/15/2010		533,713	639,997	0.8%
1.875% - 3.625% due 07/15/2013 - 04/15/2028 (c)		122,663	140,591	0.2%
Other U.S. Treasury Obligations (b)			53,287	0.1%

Total U.S. Treasury Obligations (Cost $6,148,122)			6,543,235	8.6%

MORTGAGE-BACKED SECURITIES
Total Mortgage-Backed Securities (b) (Cost $2,199,745)			2,248,693	3.0%

ASSET-BACKED SECURITIES
Total Asset-Backed Securities (b) (Cost $1,431,963)			1,403,452	1.8%

SOVEREIGN ISSUES
Republic of Brazil
11.000% due 08/17/2040		158,220	169,770	0.2%
United Mexican States
8.300% due 08/15/2031		279,830	329,500	0.4%
Other Sovereign Issues (b)			1,206,188	1.6%

Total Sovereign Issues (Cost $1,494,361)			1,705,458	2.2%

FOREIGN CURRENCY-DENOMINATED ISSUES (m)(n)
Republic of Germany
5.250% due 07/04/2010	EC	274,200	372,177	0.5%
5.250% due 01/04/2011		185,400	251,978	0.3%
Royal Bank of Scotland PLC
6.770% due 03/31/2049		107,300	137,554	0.2%
Other Foreign Currency-Denominated Issues (b)			420,931	0.6%

Total Foreign Currency-Denominated Issues (Cost $1,059,805)			1,182,640	1.6%

PURCHASED PUT OPTIONS
Total Purchased Put Options (b) (Cost $255)			209	0.0%

12	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

CONVERTIBLE BONDS & NOTES
Total Convertible Bonds & Notes (b) (Cost $12,591)		$2,970	0.0%

SHORT-TERM INSTRUMENTS
Certificates of Deposit
Citibank New York N.A.
1.030% - 1.045% due 04/22/2004 - 06/10/2004 (c)	$1,115,400	1,115,400	1.5%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	261,600	261,600	0.3%
Other Certificates of Deposits (b)		86,900	0.1%

		1,463,900	1.9%

Commercial Paper
Anz (Delaware), Inc.
1.020% - 1.050% due 04/05/2004 - 07/08/2004 (c)	946,550	944,847	1.2%
Barclays U.S. Funding Corp.
1.010% - 1.060% due 04/02/2004 - 06/11/2004 (c)	618,425	617,880	0.8%
CBA (de) Finance
1.020% - 1.050% due 04/05/2004 - 06/11/2004 (c)	211,400	211,116	0.3%
CDC Commercial Corp.
1.020% - 1.040% due 04/16/2004 - 07/07/2004 (c)	281,800	281,404	0.4%
Danske Corp.
1.020% - 1.085% due 04/14/2004 - 08/11/2004 (c)	1,088,650	1,086,916	1.4%
Eksportfinans A.S.A.
1.015% due 06/01/2004	200,000	199,648	0.3%
European Investment Bank
1.010% - 1.020% due 04/13/2004 - 06/15/2004 (c)	541,100	540,518	0.7%
Fannie Mae
0.980% - 1.080% due 04/01/2004 - 07/20/2004 (c)	11,070,562	11,057,114	14.4%
Federal Home Loan Bank
0.900% - 1.120% due 04/01/2004 - 06/18/2004 (c)	5,538,284	5,535,056	7.3%
Freddie Mac
0.995% - 1.050% due 04/01/2004 - 08/11/2004 (c)	3,810,166	3,804,178	5.0%
General Electric Capital Corp.
1.030% - 1.110% due 04/07/2004 - 07/08/2004 (c)	506,295	505,679	0.7%
HBOS Treasury Services PLC
1.025% - 1.115% due 04/01/2004 - 07/09/2004 (c)	1,032,345	1,030,889	1.3%
Nestle Capital Corp.
1.010% - 1.050% due 04/21/2004 - 09/01/2004 (c)	297,680	297,229	0.4%
Pfizer, Inc.
1.010% - 1.030% due 04/15/2004 - 08/02/2004 (c)	875,900	874,744	1.1%
Rabobank USA Financial Corp.
1.020% - 1.060% due 04/01/2004 - 06/15/2004 (c)	1,199,030	1,198,800	1.6%
Royal Bank of Scotland PLC
1.010% - 1.040% due 04/12/2004 - 07/06/2004 (c)	942,900	941,725	1.2%
Shell Finance (UK) PLC
1.015% - 1.030% due 04/08/2004 - 06/24/2004 (c)	470,500	469,712	0.6%

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	13

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Statens Bostadsfin Bank
1.040% due 04/05/2004 - 05/21/2004 (c)	$285,500	$285,314	0.4%
Svenska Handelsbank, Inc.
1.025% due 05/24/2004 - 05/26/2004 (c)	157,650	157,409	0.2%
UBS Finance, Inc.
1.020% - 1.095% due 04/01/2004 - 06/29/2004 (c)	1,869,503	1,867,496	2.5%
Westpac Capital Corp.
1.020% - 1.080% due 04/07/2004 - 07/16/2004 (c)	277,550	276,822	0.4%
Westpac Trust Securities NZ Ltd.
1.020% - 1.120% due 04/07/2004 - 06/24/2004 (c)	300,500	300,051	0.4%
Other Commercial Paper (b)		1,016,186	1.3%

		33,500,733	43.9%

Repurchase Agreements
State Street Bank
0.800% due 04/01/2004
(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $7,806, 2.125% due 12/15/2004 valued at $25,503, 2.375% due 02/15/2006 valued at $25,503, 2.625% due 05/15/2007 valued at $25,503, 2.125% due 05/15/2006 valued at $25,505 and 1.875% due 02/15/2005 valued at $25,502. Repurchase proceeds are $132,653.)	132,650	132,650	0.2%

Credit Suisse First Boston
0.920% due 04/01/2004
(Dated 03/31/2004. Collateralized by U.S. Treasury Note 1.625% due 02/28/2006 valued at $11,769. Repurchase proceeds are $11,500.)	11,500	11,500	0.0%
0.980% due 04/01/2004
(Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.980% due 08/19/2004 valued at $8,274. Repurchase proceeds are $8,100.)	8,100	8,100	0.0%

		152,250	0.2%

U.S. Treasury Bills
1.015% due 04/08/2004 - 06/24/2004 (c)(h)(i)	9,526,420	9,514,081	12.5%

Total Short-Term Instruments (Cost $44,631,719)		44,630,964	58.5%

Total Investments (Cost $79,031,352)		$80,176,439	105.2%
Written Options (k) (Premiums $106,235)		(95,665)	(0.1)%
Other Assets and Liabilities (Net)		(3,875,553)	(5.1)%

Net Assets		$76,205,221	100.0%

14	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

Notes to Summary Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Principal amount of security is adjusted for inflation.

(e) Principal only security.

(f) Interest only security.

(g) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/16/2011	BP 116,400	$156
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/16/2011	326,480	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017	77,300	(741)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017	5,800	43
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017	38,100	(336)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	336,300	(695)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032	134,100	(255)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	96,900	(1,057)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC 1,142,000	21,529
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/21/2007	500,000	7,573

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	15

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007	EC 1,623,500	$24,197
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008	859,500	1,373
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008	160,300	(349)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2010	1,636,000	(4,556)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010	439,700	(2,459)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010	920,600	(4,297)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010	68,700	(313)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010	950,000	(750)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017	62,000	1,438
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	560,700	12,303
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032	243,700	3,535
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	59,900	(134)
Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 2.820% due 04/26/2004.
Counterparty: UBS Warburg LLC Exp. 04/26/2004	$25,000	80

16	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$129,560	$77
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/28/2004	25,000	57
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	11,000	(41)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004	100,000	120
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/14/2004	50,000	68
Receive a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	100,000	123
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: Lehman Brothers, Inc. Exp. 06/15/2004	21,500	27
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	10,000	9
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/01/2004	61,260	0
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/15/2004	10,000	29
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	61,050	0

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	17

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	$35,350	$0
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.200% due 09/01/2009.
Counterparty: ABN AMRO Bank, N.V. Exp. 08/16/2004	25,000	80
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	45,900	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/02/2004	75,000	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/30/2004	49,350	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	151,500	0
Receive a fixed rate equal to 27.650% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/26/2004	10,000	1,726
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/27/2004	10,000	1,756
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/11/2004	10,000	1,851
Receive a fixed rate equal to 0.650% and the Fund will pay to the counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008.
Counterparty: Lehman Brothers, Inc. Exp. 12/31/2004	50,000	79
Receive a fixed rate equal to 16.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 01/16/2005	10,000	1,141

18	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	$8,500	$1,003
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	16,000	134
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	10,000	1
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	9,000	82
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,670	68
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	9,000	42
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	10,100	139
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/26/2007	103,300	48
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2009	3,300	151
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	73,000	2,706

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	19

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	$2,661,000	$98,655
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America Exp. 06/16/2009	1,694,900	63,041

		$229,502

(h) Securities with an aggregate market value of $8,985 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(i) Securities with an aggregate market value of $476,954 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 97.500	09/2004	3,446	$941
Euribor Written Put Options Strike @ 97.000	12/2004	3,044	3,000
Euribor September Long Futures	09/2005	17,920	18,427
Euribor December Long Futures	12/2005	31,592	17,179
Euro-Bobl 5-Year Note Long Futures	06/2004	20,225	26,619
Euro-Bund 10-Year Note Long Futures	06/2004	11,154	22,665
Eurodollar March Long Futures	03/2005	11,489	18,182
Eurodollar March Short Futures	03/2006	171	(21)
Eurodollar March Long Futures	03/2008	557	803
Eurodollar June Long Futures	06/2005	11,801	14,681
Eurodollar June Long Futures	06/2008	557	755
Eurodollar September Long Futures	09/2005	3,148	(694)
Eurodollar September Long Futures	09/2008	557	721
Eurodollar December Long Futures	12/2004	11,196	20,112
Eurodollar December Long Futures	12/2005	3,288	(583)
Eurodollar December Long Futures	12/2008	557	701
U.S. Treasury 2-Year Note Long Futures	06/2004	119	82
U.S. Treasury 5-Year Note Long Futures	06/2004	27,300	20,843
U.S. Treasury 10-Year Note Long Futures	06/2004	134,819	178,522

			$342,935

(j) Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

DLJ Mortgage Acceptance Corp.	07/21/1992	$1,835	$1,783	0.00%
First Interstate Bancorp	01/04/1990	38	38	0.00
Goldman Sachs Mortgage Corp.	06/24/1993	4,995	5,353	0.01
Mazda Manufacturing Corp.	03/31/1992 - 08/30/1993	1,602	1,610	0.00
United Telecom, Inc.	09/22/2003	732	763	0.00
United Telephone Company of the Northwest	05/02/2002	2,621	2,995	0.01
Wilmington Trust Co.	03/31/1992 - 08/30/1993	344	362	0.00

		$12,167	$12,904	0.02%

20	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

(k) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	6,400	$4,237	$400
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,046	1,881	506
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	5,877	1,902	1,010
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	355	498	1,054
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	2,023	2,348	4,457
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	5,389	4,180	8,336
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	6,899	6,045	7,007
Put - CME Eurodollar June Futures	98.000	06/14/2004	22,340	15,223	279

				$36,314	$23,049

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year
Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$285,400	$2,119	$3,063
Call - OTC 7-Year
Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	121,000	1,271	1,494
Put - OTC 7-Year
Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	121,000	599	111
Call - OTC 7-Year
Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	272,800	11,362	32,816
Put - OTC 7-Year
Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	272,800	11,020	366
Call - OTC 7-Year
Interest Rate Swap	Goldman Sachs & Co.	6.000	%**	10/19/2004	135,500	5,468	16,299
Put - OTC 7-Year
Interest Rate Swap	Goldman Sachs & Co.	6.000	%*	10/19/2004	135,500	5,468	182
Call - OTC 7-Year
Interest Rate Swap	Bank of America, N.A.	5.200	%**	11/02/2004	25,200	791	1,861
Put - OTC 7-Year
Interest Rate Swap	Bank of America, N.A.	6.700	%*	11/02/2004	185,200	5,978	101
Put - OTC 7-Year	Morgan Stanley
Interest Rate Swap	Dean Witter & Co.	6.700	%*	11/02/2004	400,000	13,710	218
Call - OTC 7-Year
Interest Rate Swap	Bank of America, N.A.	5.500	%**	01/07/2005	76,300	1,593	6,526
Put - OTC 7-Year
Interest Rate Swap	Bank of America, N.A.	7.000	%*	01/07/2005	76,300	2,888	78
Call - OTC 7-Year
Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	93,100	2,367	7,963
Call - OTC 7-Year
Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	01/07/2005	500	17	11
Put - OTC 7-Year
Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	94,100	3,102	96
Call - OTC 7-Year
Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	01/07/2005	500	17	11
Call - OTC 7-Year
Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	700	20	14
Put - OTC 7-Year
Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	700	12	10
Call - OTC 7-Year
Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/31/2005	500	14	10
Put - OTC 7-Year
Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	10/31/2005	500	5	4
Call - OTC 10-Year
Interest Rate Swap	Lehman Brothers, Inc.	3.900	%**	06/14/2004	300,000	2,100	1,382

						$69,921	$72,616

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	21

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

(l) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bond	6.250	08/15/2023	$50,000	$59,467	$57,887
U.S. Treasury Bond	6.000	02/15/2026	609,400	706,714	692,261
U.S. Treasury Bond	6.250	05/15/2030	861,400	1,040,242	1,023,992
U.S. Treasury Bond	5.375	02/15/2031	919,900	1,002,979	1,017,544
U.S. Treasury Note	4.250	08/15/2013	416,500	431,728	424,174

				$3,241,130	$3,215,858

(m) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	49,290	04/2004	$211	$0	$211
Buy		47,450	05/2004	66	0	66
Buy		51,900	06/2004	67	0	67
Buy	C$	568,635	04/2004	6,368	0	6,368
Buy	CP	3,595,876	04/2004	53	0	53
Buy		10,905,936	05/2004	0	(44)	(44)
Buy		10,484,146	06/2004	0	(134)	(134)
Buy	EC	18,214	04/2004	188	(10)	178
Sell		838,044	04/2004	6,066	(146)	5,920
Buy		200,000	09/2004	20,184	0	20,184
Buy	H$	120,037	04/2004	5	0	5
Buy		124,123	05/2004	0	(5)	(5)
Buy		134,483	06/2004	0	(2)	(2)
Buy	IR	1,188,743	06/2004	1,009	0	1,009
Buy	JY	104,372,792	05/2004	59,185	0	59,185
Buy	KW	17,895,190	04/2004	157	0	157
Buy		18,585,769	05/2004	174	0	174
Buy		20,414,000	06/2004	384	0	384
Buy	MP	182,846	05/2004	0	(239)	(239)
Buy		193,950	06/2004	0	(121)	(121)
Sell	N$	56,984	04/2004	0	(340)	(340)
Buy	PN	54,495	05/2004	12	0	12
Buy		61,683	06/2004	31	0	31
Buy	RR	438,671	04/2004	0	(44)	(44)
Buy		455,028	05/2004	0	(29)	(29)
Buy		493,742	06/2004	0	(17)	(17)
Buy	S$	26,023	04/2004	116	0	116
Buy		26,983	05/2004	148	0	148
Buy		29,492	06/2004	311	0	311
Buy	SR	105,495	05/2004	853	0	853
Buy		121,601	06/2004	1,245	0	1,245
Buy	SV	517,206	05/2004	40	0	40
Buy		592,714	06/2004	257	0	257
Buy	T$	528,589	05/2004	106	0	106
Buy		574,533	06/2004	173	0	173

				$97,409	$(1,131)	$96,278

22	PIMCO Total Return Fund Annual Report | 03.31.04 | See accompanying notes

(n) Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

(o) The aggregate value of fair valued securities is $53,430, which is 0.07% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 03.31.04 | PIMCO Total Return Fund Annual Report	23

Notes to Financial Statements

March 31, 2004

1. Organization

The Total Return Fund (the “Fund”) is a series of the PIMCO Funds: Pacific Investment Management Series (the “Trust”) which was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Fund. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

24	PIMCO Total Return Fund Annual Report | 03.31.04

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of the Fund are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Fund may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31, 2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

03.31.04 | PIMCO Total Return Fund Annual Report	25

Notes to Financial Statements (Cont.)

March 31, 2004

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

26	PIMCO Total Return Fund Annual Report | 03.31.04

Restricted Securities. The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (POs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Fund’s net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statement of Operations. The Fund has not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

03.31.04 | PIMCO Total Return Fund Annual Report	27

Notes to Financial Statements (Cont.)

March 31, 2004

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned sub-sidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee for all classes is charged at an annual rate as noted in the table.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at the annual rate as noted in the following table.

Investment Advisory Fee	Administrative Fee

All Classes	Institutional and Administrative Classes	A, B, and C Classes	Class D	Class R

0.25%	0.18%	0.40%	0.25%	0.40%

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund in the amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the dis-tribution of shares or administration of plans or programs that use Fund shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of share-holder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25
Class R	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2004, PAD received $21,178,321 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the

28	PIMCO Total Return Fund Annual Report | 03.31.04

Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$125,940,573	$124,701,864	$10,018,159	$19,413,551

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 03/31/2003	$144,065
Sales	223,009
Closing Buys	(151,484)
Expirations	(109,355)
Exercised	0

Balance at 03/31/2004	$106,235

03.31.04 | PIMCO Total Return Fund Annual Report	29

Notes to Financial Statements (Cont.)

March 31, 2004

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,301,094	$14,085,125	1,495,421	$16,020,662
Administrative Class	526,959	5,716,505	845,224	9,059,856
Other Classes	616,185	6,678,006	875,859	9,380,094

Issued as reinvestment of distributions
Institutional Class	159,484	1,715,938	247,658	2,636,658
Administrative Class	53,275	573,173	69,624	741,354
Other Classes	39,172	421,077	53,669	571,009

Cost of shares redeemed
Institutional Class	(1,279,938)	(13,850,516)	(1,310,484)	(14,039,272)
Administrative Class	(576,981)	(6,246,627)	(276,795)	(2,966,362)
Other Classes	(608,915)	(6,582,512)	(375,161)	(4,021,716)

Net increase resulting from Fund share transactions	230,335	$2,510,169	1,625,015	$17,382,283

7. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral

$952,737	$1,207,992	$176,982	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, and tax straddle deferrals.

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for fed-eral income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(2)

$79,478,761	$1,443,880	$(746,202)	$697,678

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

30	PIMCO Total Return Fund Annual Report | 03.31.04

As of fiscal year ended March 31, 2004, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital

$2,933,370	$322,147	$0

(3)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On February17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEACapital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3)a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4)a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5)two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6)a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7)a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM,PAD, the PIMS Funds and certain other parties as defendants); and (8)a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Tread way (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth& Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut, on March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

03.31.04 | PIMCO Total Return Fund Annual Report	31

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds:

Pacific Investment Management Series

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the Total Return Fund (hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations, the changes in its net assets and the financial highlights of the Fund for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

32	PIMCO Total Return Fund Annual Report | 03.31.04

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 0.27% of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Fund’s fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is 0.27%.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

03.31.04 | PIMCO Total Return Fund Annual Report	33

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until thir successors are duly elected and qualified.

34	PIMCO Total Return Fund Annual Report | 03.31.04

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

03.31.04 | PIMCO Total Return Fund Annual Report	35

Officers of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pllug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO Total Return Fund Annual Report | 03.31.04

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PA Distributors LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services-Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, MO 64105

This report is submitted for the general information of the shareholders of the PIMCO funds.

15-25062-01

P I M C O F U N D S

Annual Report

3.31.04

PIMCO Total Return Fund

Share Classes

A    B    C

P  I  M  C  O

A D V I S O R S

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

2	PIMCO Total Return Fund Annual Report | 3.31.04

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the PIMCO Funds: Pacific Investment Management Series Total Return Fund. The Fund ended its fiscal year on March 31, 2004 with assets in excess of $76 billion.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive. Additionally, we continue to expand our offering of funds which are investment alternatives to traditional equity and fixed income investments, such as PIMCO All Asset, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds.

We recently announced that, effective June 15, 2004, the Trust will assess a 2% redemption fee on shares redeemed prior to the end of a 7 calendar day holding period. The redemption fee is designed to discourage potentially disruptive short-term trading and is paid directly to the Fund for the benefit of long-term shareholders.

The Funds’ Board of Trustees has recently approved a number of other important changes. First, we are in the process of expanding non-U.S. dollar denominated investment discretion in those Funds that currently permit such investments. Second, we have enhanced the Trust’s menu of non-U.S. bond funds by launching the PIMCO Foreign Bond Fund (Unhedged). This Fund pursues an investment objective similar to the Foreign Bond Fund (U.S. Dollar-Hedged) but without a hedging requirement. Third, effective May 1, 2004, the names of the Foreign Bond and Global Bond II Funds changed to the Foreign Bond Fund (U.S. Dollar-Hedged) and Global Bond Fund (U.S. Dollar-Hedged), respectively. These name changes are being made to more clearly describe the investment strategies of these Funds.

In this annual report, we have added more information in certain areas about the Fund and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in the fund. We also added sector breakdowns to more clearly describe each Fund’s investment allocation. We have adopted a summary schedule of investments, which has reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain a complete schedule of investments.

On the following pages you will find specific details as to the Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your financial advisor or call PIMCO Advisors at 1-800-426-0107. We also invite you to visit our Web site at www.pimcoadvisors.com.

Sincerely

Brent R. Harris

Chairman of the Board

May 5, 2004

3.31.04 | PIMCO Total Return Fund Annual Report	3

Important Information

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The inception date on the Fund’s performance page is the inception date of the Fund’s oldest share class, which for this Fund is the Institutional share class. Class A, B and C shares were first offered in 1/97. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the Institutional shares to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year or first 18 months, depending on the fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, foreign security risk and high yield security risk. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds.

The Lipper Average is calculated by Lipper Inc., a Reuters Company, which is a nationally recognized organization that compares the performance of mutual funds with similar investment objectives. The averages are based on the total return performance of funds included by Lipper in the same category, with capital gains and dividends reinvested and with annual operating expenses deducted. Lipper does not take into account sales charges.

The results in the Change in Value chart presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

This report incorporates a Summary Schedule of Investments for the Fund. A complete Schedule of Investments for the Fund may be obtained by contacting a PIMCO representative at (866) 87-PIMCO.

4	PIMCO Total Return Fund Annual Report | 3.31.04

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the profile page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this fund is from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3.31.04 | PIMCO Total Return Fund Annual Report	5

Management Review

•	PIMCO Total Return Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class A Shares outperformed the Lehman Brothers Aggregate Bond Index for the 12-month period ended March 31, 2004, returning 5.70% versus 5.40% for the benchmark.

•	The Fund’s duration relative to the benchmark detracted from returns. Above-benchmark duration in July 2003 was negative as yields increased sharply, and below-benchmark duration in early 2004 was negative as yields steadily declined amid labor market weakness.

•	An emphasis on intermediate maturities for most of the period was neutral as the shape of the yield curve did not significantly change. However, this positioning enhanced security returns via “roll down,” or price appreciation, as bonds are revalued at lower yields over time, given the steepness of the yield curve.

•	A below-benchmark weighting in mortgages was a slight positive; interest rate volatility caused the sector to lag Treasuries after adjusting for duration.

•	A corporate underweight was negative, as strengthening fundamentals and strong foreign demand for higher yielding dollar-denominated assets drove spreads tighter.

•	Non-U.S. holdings, mainly short-maturity Eurozone exposure, were a strong positive as expectations of ECB easing rose in the face of weak European growth.

•	Emerging market bonds helped returns as improved credit quality, a broader investor base and increasing commodity prices sustained their rally.

•	Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive as real yields fell throughout the period.

6	PIMCO Total Return Fund Annual Report | 3.31.04

PIMCO Total Return Fund Performance Summary

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/11/87)
PIMCO Total Return Fund Class A	5.70%	7.48%	7.68%	8.64%
PIMCO Total Return Fund Class A (adjusted)	0.94%	6.49%	7.19%	8.35%
PIMCO Total Return Fund Class B	4.91%	6.67%	7.13%	8.31%
PIMCO Total Return Fund Class B (adjusted)	–0.09%	6.36%	7.13%	8.31%
PIMCO Total Return Fund Class C (adjusted)	3.91%	6.67%	6.89%	7.85%
Lehman Brothers Aggregate Bond Index	5.40%	7.29%	7.54%	—
Lipper Intermediate Investment Grade Debt Fund Average	5.44%	6.45%	6.71%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example

Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,032	$1,028	$1,028	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$8	$8	$5	$8	$8

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.65% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	55.7%
U.S. Government Agencies	18.9%
U.S. Treasury Obligations	8.2%
Corporate Bonds & Notes	5.5%
Other	11.7%
*	% of total investments as of March 31, 2004

3.31.04 | PIMCO Total Return Fund Annual Report	7

Summary Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Royal Bank of Scotland PLC
7.648% - 9.118% due 03/31/2049 - 08/31/2049 (c)	$119,295	$143,024	0.2%
Other Banking & Finance (b)		2,515,573	3.3%

		2,658,597	3.5%

Industrials
Total Industrials (b)		1,405,366	1.8%

Utilities
Total Utilities (b)		362,794	0.5%

Total Corporate Bonds & Notes (Cost $4,449,189)		4,426,757	5.8%

MUNICIPAL BONDS & NOTES

California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1 6.250% due 06/01/2033	179,010	175,464	0.2%
Other Municipal Bonds & Notes (b)		2,710,501	3.6%

Total Municipal Bonds & Notes (Cost $2,842,590)		2,885,965	3.8%

U.S. GOVERNMENT AGENCIES

Fannie Mae
5.000% due 05/01/2018	262,712	270,414	0.4%
5.000% due 06/01/2018	370,483	381,350	0.5%
5.000% due 07/01/2018	270,611	278,550	0.4%
5.000% due 09/01/2018	220,530	226,999	0.3%
5.000% due 11/01/2018	364,402	375,091	0.5%
5.500% due 04/15/2034	1,056,800	1,082,890	1.4%
5.500% due 09/01/2017	216,804	226,171	0.3%
5.500% due 10/01/2017	383,194	399,751	0.5%
5.500% due 11/01/2017	295,335	308,095	0.4%
6.000% due 04/15/2034	2,430,100	2,529,583	3.3%
0.000% - 1122.425% due 04/01/2004 - 12/01/2050 (c)	5,968,594	4,220,222	5.5%
Federal Home Loan Bank
1.240% - 5.500% due 11/15/2004 - 03/15/2015 (c)	13,344	13,507	0.1%
Freddie Mac
6.000% due 04/01/2033	255,957	266,211	0.3%
6.000% due 04/15/2034	178,399	185,423	0.2%
6.500% due 08/15/2028	274,030	287,423	0.4%
1.220% - 1182.577% due 02/01/2004 - 10/25/2043 (c)	2,300,026	2,116,479	2.8%
Government National Mortgage Association
1.490% - 17.000% due 06/15/2004 - 11/15/2042 (c)	1,158,731	1,211,671	1.6%
Other U.S. Government Agencies (b)		766,266	1.0%

Total U.S. Government Agencies (Cost $14,761,012)		15,146,096	19.9%

8	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (d)
3.000% due 07/15/2012		$1,376,993	$1,567,782	2.0%
3.375% due 01/15/2007		250,942	276,635	0.4%
3.375% due 01/15/2012		223,533	260,721	0.3%
3.500% due 01/15/2011		783,290	913,757	1.2%
3.625% due 01/15/2008		196,576	222,545	0.3%
3.875% due 01/15/2009		1,623,208	1,886,156	2.5%
3.875% due 04/15/2029		421,568	581,764	0.8%
4.250% due 01/15/2010		533,713	639,997	0.8%
1.875% - 3.625% due 07/15/2013 - 04/15/2028 (c)		122,663	140,591	0.2%
Other U.S. Treasury Obligations (b)			53,287	0.1%

Total U.S. Treasury Obligations (Cost $6,148,122)			6,543,235	8.6%

MORTGAGE-BACKED SECURITIES

Total Mortgage-Backed Securities (b) (Cost $2,199,745)			2,248,693	3.0%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (b) (Cost $1,431,963)			1,403,452	1.8%

SOVEREIGN ISSUES

Republic of Brazil
11.000% due 08/17/2040		158,220	169,770	0.2%
United Mexican States
8.300% due 08/15/2031		279,830	329,500	0.4%
Other Sovereign Issues (b)			1,206,188	1.6%

Total Sovereign Issues (Cost $1,494,361)			1,705,458	2.2%

FOREIGN CURRENCY-DENOMINATED ISSUES (m)(n)

Republic of Germany
5.250% due 07/04/2010	EC	274,200	372,177	0.5%
5.250% due 01/04/2011		185,400	251,978	0.3%
Royal Bank of Scotland PLC
6.770% due 03/31/2049		107,300	137,554	0.2%
Other Foreign Currency-Denominated Issues (b)			420,931	0.6%

Total Foreign Currency-Denominated Issues (Cost $1,059,805)			1,182,640	1.6%

PURCHASED PUT OPTIONS

Total Purchased Put Options (b) (Cost $255)			209	0.0%

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	9

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CONVERTIBLE BONDS & NOTES

Total Convertible Bonds & Notes (b) (Cost $12,591)		$2,970	0.0%

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Citibank New York N.A.
1.030% - 1.045% due 04/22/2004 - 06/10/2004 (c)	$1,115,400	1,115,400	1.5%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	261,600	261,600	0.3%
Other Certificates of Deposits (b)		86,900	0.1%

		1,463,900	1.9%

Commercial Paper
Anz (Delaware), Inc.
1.020% - 1.050% due 04/05/2004 - 07/08/2004 (c)	946,550	944,847	1.2%
Barclays U.S. Funding Corp.
1.010% - 1.060% due 04/02/2004 - 06/11/2004 (c)	618,425	617,880	0.8%
CBA (de) Finance
1.020% - 1.050% due 04/05/2004 - 06/11/2004 (c)	211,400	211,116	0.3%
CDC Commercial Corp.
1.020% - 1.040% due 04/16/2004 - 07/07/2004 (c)	281,800	281,404	0.4%
Danske Corp.
1.020% - 1.085% due 04/14/2004 - 08/11/2004 (c)	1,088,650	1,086,916	1.4%
Eksportfinans A.S.A.
1.015% due 06/01/2004	200,000	199,648	0.3%
European Investment Bank
1.010% - 1.020% due 04/13/2004 - 06/15/2004 (c)	541,100	540,518	0.7%
Fannie Mae
0.980% - 1.080% due 04/01/2004 - 07/20/2004 (c)	11,070,562	11,057,114	14.4%
Federal Home Loan Bank
0.900% - 1.120% due 04/01/2004 - 06/18/2004 (c)	5,538,284	5,535,056	7.3%
Freddie Mac
0.995% - 1.050% due 04/01/2004 - 08/11/2004 (c)	3,810,166	3,804,178	5.0%
General Electric Capital Corp.
1.030% - 1.110% due 04/07/2004 - 07/08/2004 (c)	506,295	505,679	0.7%
HBOS Treasury Services PLC
1.025% - 1.115% due 04/01/2004 - 07/09/2004 (c)	1,032,345	1,030,889	1.3%
Nestle Capital Corp.
1.010% - 1.050% due 04/21/2004 - 09/01/2004 (c)	297,680	297,229	0.4%
Pfizer, Inc.
1.010% - 1.030% due 04/15/2004 - 08/02/2004 (c)	875,900	874,744	1.1%
Rabobank USA Financial Corp.
1.020% - 1.060% due 04/01/2004 - 06/15/2004 (c)	1,199,030	1,198,800	1.6%
Royal Bank of Scotland PLC
1.010% - 1.040% due 04/12/2004 - 07/06/2004 (c)	942,900	941,725	1.2%
Shell Finance (UK) PLC
1.015% - 1.030% due 04/08/2004 - 06/24/2004 (c)	470,500	469,712	0.6%
Statens Bostadsfin Bank
1.040% due 04/05/2004 - 05/21/2004 (c)	285,500	285,314	0.4%
Svenska Handelsbank, Inc.
1.025% due 05/24/2004 - 05/26/2004 (c)	157,650	157,409	0.2%
UBS Finance, Inc.
1.020% - 1.095% due 04/01/2004 - 06/29/2004 (c)	1,869,503	1,867,496	2.5%

10	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

Westpac Capital Corp.
1.020% - 1.080% due 04/07/2004 - 07/16/2004 (c)	$277,550	$276,822	0.4%
Westpac Trust Securities NZ Ltd.
1.020% - 1.120% due 04/07/2004 - 06/24/2004 (c)	300,500	300,051	0.4%
Other Commercial Paper (b)		1,016,186	1.3%

		33,500,733	43.9%

Repurchase Agreements
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $7,806, 2.125% due 12/15/2004 valued at $25,503, 2.375% due 02/15/2006 valued at $25,503, 2.625% due 05/15/2007 valued at $25,503, 2.125% due 05/15/2006 valued at $25,505 and 1.875% due 02/15/2005 valued at $25,502. Repurchase proceeds are $132,653.)	132,650	132,650	0.2%

Credit Suisse First Boston
0.920% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Note 1.625% due 02/28/2006 valued at $11,769. Repurchase proceeds are $11,500.)	11,500	11,500	0.0%

0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.980% due 08/19/2004 valued at $8,274. Repurchase proceeds are $8,100.)	8,100	8,100	0.0%

		152,250	0.2%

U.S. Treasury Bills
1.015% due 04/08/2004 - 06/24/2004 (c)(h)(i)	9,526,420	9,514,081	12.5%

Total Short-Term Instruments (Cost $44,631,719)		44,630,964	58.5%

Total Investments (Cost $79,031,352)		$80,176,439	105.2%

Written Options (k) (Premiums $106,235)		(95,665)	(0.1)%

Other Assets and Liabilities (Net)		(3,875,553)	(5.1)%

Net Assets		$76,205,221	100.0%

Notes to Summary Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Principal amount of security is adjusted for inflation.

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	11

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

(e)	Principal only security.
(f)	Interest only security.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/16/2011	BP	116,400	$156
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/16/2011		326,480	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017		77,300	(741)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		5,800	43
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		38,100	(336)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		336,300	(695)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		134,100	(255)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		96,900	(1,057)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	1,142,000	21,529
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch& Co., Inc. Exp. 12/21/2007		500,000	7,573
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		1,623,500	24,197
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008		859,500	1,373

12	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008	EC	160,300	$(349)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2010		1,636,000	(4,556)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010		439,700	(2,459)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		920,600	(4,297)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		68,700	(313)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		950,000	(750)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		62,000	1,438
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		560,700	12,303
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		243,700	3,535
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		59,900	(134)
Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 2.820% due 04/26/2004.
Counterparty: UBS Warburg LLC Exp. 04/26/2004		$25,000	80
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		129,560	77
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/28/2004		25,000	57
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004		11,000	(41)

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	13

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2001.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004	$100,000	$120
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2001.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/14/2004	50,000	68
Receive a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	100,000	123
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2001.
Counterparty: Lehman Brothers, Inc. Exp. 06/15/2004	21,500	27
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	10,000	9
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/01/2004	61,260	0
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/15/2004	10,000	29
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	61,050	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	35,350	0
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.200% due 09/01/2009.
Counterparty: ABN AMRO Bank, N.V. Exp. 08/16/2004	25,000	80
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	45,900	0

14	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/02/2004	$75,000	$0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/30/2004	49,350	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	151,500	0
Receive a fixed rate equal to 27.650% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/26/2004	10,000	1,726
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/27/2004	10,000	1,756
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/11/2004	10,000	1,851
Receive a fixed rate equal to 0.650% and the Fund will pay to the counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008.
Counterparty: Lehman Brothers, Inc. Exp. 12/31/2004	50,000	79
Receive a fixed rate equal to 16.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 01/16/2005	10,000	1,141
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	8,500	1,003
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	16,000	134
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	10,000	1

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	15

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	$5,000	$45
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	9,000	82
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,670	68
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	9,000	42
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	10,100	139
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/26/2007	103,300	48
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2009	3,300	151
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	73,000	2,706
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	2,661,000	98,655
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America Exp. 06/16/2009	1,694,900	63,041

		$229,502

(h)	Securities with an aggregate market value of $8,985 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

16	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

(i)	Securities with an aggregate market value of $476,954 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 97.500	09/2004	3,446	$941
Euribor Written Put Options Strike @ 97.000	12/2004	3,044	3,000
Euribor September Long Futures	09/2005	17,920	18,427
Euribor December Long Futures	12/2005	31,592	17,179
Euro-Bobl 5-Year Note Long Futures	06/2004	20,225	26,619
Euro-Bund 10-Year Note Long Futures	06/2004	11,154	22,665
Eurodollar March Long Futures	03/2005	11,489	18,182
Eurodollar March Short Futures	03/2006	171	(21)
Eurodollar March Long Futures	03/2008	557	803
Eurodollar June Long Futures	06/2005	11,801	14,681
Eurodollar June Long Futures	06/2008	557	755
Eurodollar September Long Futures	09/2005	3,148	(694)
Eurodollar September Long Futures	09/2008	557	721
Eurodollar December Long Futures	12/2004	11,196	20,112
Eurodollar December Long Futures	12/2005	3,288	(583)
Eurodollar December Long Futures	12/2008	557	701
U.S. Treasury 2-Year Note Long Futures	06/2004	119	82
U.S. Treasury 5-Year Note Long Futures	06/2004	27,300	20,843
U.S. Treasury 10-Year Note Long Futures	06/2004	134,819	178,522

			$342,935

(j)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

DLJ Mortgage Acceptance Corp.	07/21/1992	$1,835	$1,783	0.00%
First Interstate Bancorp	01/04/1990	38	38	0.00
Goldman Sachs Mortgage Corp.	06/24/1993	4,995	5,353	0.01
Mazda Manufacturing Corp.	03/31/1992 - 08/30/1993	1,602	1,610	0.00
United Telecom, Inc.	09/22/2003	732	763	0.00
United Telephone Company of the Northwest	05/02/2002	2,621	2,995	0.01
Wilmington Trust Co.	03/31/1992 - 08/30/1993	344	362	0.00

		$12,167	$12,904	0.02%

(k)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	6,400	$4,237	$400
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,046	1,881	506
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	5,877	1,902	1,010
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	355	498	1,054
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	2,023	2,348	4,457
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	5,389	4,180	8,336
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	6,899	6,045	7,007
Put - CME Eurodollar June Futures	98.000	06/14/2004	22,340	15,223	279

				$36,314	$23,049

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	17

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$285,400	$2,119	$3,063
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	121,000	1,271	1,494
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	121,000	599	111
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	272,800	11,362	32,816
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	272,800	11,020	366
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	6.000	%**	10/19/2004	135,500	5,468	16,299
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	6.000	%*	10/19/2004	135,500	5,468	182
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.200	%**	11/02/2004	25,200	791	1,861
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.700	%*	11/02/2004	185,200	5,978	101
Put - OTC 7-Year Interest Rate Swap	Morgan Stanley Dean Witter & Co.	6.700	%*	11/02/2004	400,000	13,710	218
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.500	%**	01/07/2005	76,300	1,593	6,526
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	7.000	%*	01/07/2005	76,300	2,888	78
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	93,100	2,367	7,963
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	01/07/2005	500	17	11
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	94,100	3,102	96
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	01/07/2005	500	17	11
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	700	20	14
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	700	12	10
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/31/2005	500	14	10
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	10/31/2005	500	5	4
Call - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%**	06/14/2004	300,000	2,100	1,382

						$69,921	$72,616

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(l)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Bond	6.250	08/15/2023	$50,000	$59,467	$57,887
U.S. Treasury Bond	6.000	02/15/2026	609,400	706,714	692,261
U.S. Treasury Bond	6.250	05/15/2030	861,400	1,040,242	1,023,992
U.S. Treasury Bond	5.375	02/15/2031	919,900	1,002,979	1,017,544
U.S. Treasury Note	4.250	08/15/2013	416,500	431,728	424,174

				$3,241,130	$3,215,858

18	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

(m)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	49,290	04/2004	$211	$0	$211
Buy		47,450	05/2004	66	0	66
Buy		51,900	06/2004	67	0	67
Buy	C$	568,635	04/2004	6,368	0	6,368
Buy	CP	3,595,876	04/2004	53	0	53
Buy		10,905,936	05/2004	0	(44)	(44)
Buy		10,484,146	06/2004	0	(134)	(134)
Buy	EC	18,214	04/2004	188	(10)	178
Sell		838,044	04/2004	6,066	(146)	5,920
Buy		200,000	09/2004	20,184	0	20,184
Buy	H$	120,037	04/2004	5	0	5
Buy		124,123	05/2004	0	(5)	(5)
Buy		134,483	06/2004	0	(2)	(2)
Buy	IR	1,188,743	06/2004	1,009	0	1,009
Buy	JY	104,372,792	05/2004	59,185	0	59,185
Buy	KW	17,895,190	04/2004	157	0	157
Buy		18,585,769	05/2004	174	0	174
Buy		20,414,000	06/2004	384	0	384
Buy	MP	182,846	05/2004	0	(239)	(239)
Buy		193,950	06/2004	0	(121)	(121)
Sell	N$	56,984	04/2004	0	(340)	(340)
Buy	PN	54,495	05/2004	12	0	12
Buy		61,683	06/2004	31	0	31
Buy	RR	438,671	04/2004	0	(44)	(44)
Buy		455,028	05/2004	0	(29)	(29)
Buy		493,742	06/2004	0	(17)	(17)
Buy	S$	26,023	04/2004	116	0	116
Buy		26,983	05/2004	148	0	148
Buy		29,492	06/2004	311	0	311
Buy	SR	105,495	05/2004	853	0	853
Buy		121,601	06/2004	1,245	0	1,245
Buy	SV	517,206	05/2004	40	0	40
Buy		592,714	06/2004	257	0	257
Buy	T$	528,589	05/2004	106	0	106
Buy		574,533	06/2004	173	0	173

				$97,409	$(1,131)	$96,278

(n)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

(o)	The aggregate value of fair valued securities is $ 53,430, which is 0.07% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	19

Financial Highlights

Class A Shares

Selected Per Share Data for the Year Ended:	03/31/2004	03/31/2003	03/31/2002	03/31/2001		03/31/2000
Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36
Net Investment Income(a)	0.24	0.39	0.49	0.62		0.58
Net Realized / Unrealized Gain (Loss) on Investments(a)	0.36	0.75	0.20	0.56		(0.40)
Total Income from Investment Operations	0.60	1.14	0.69	1.18		0.18
Dividends from Net Investment Income	(0.27)	(0.41)	(0.50)	(0.62)		(0.58)
Distributions from Net Realized Capital Gains	(0.18)	(0.35)	(0.30)	0.00		0.00
Total Distributions	(0.45)	(0.76)	(0.80)	(0.62)		(0.58)
Net Asset Value End of Period	$10.94	$10.79	$10.41	$10.52		$9.96
Total Return	5.70%	11.25%	6.65%	12.27%		1.85%
Net Assets End of Period (000s)	$8,777,466	$7,863,675	$4,749,826	$3,061,033		$1,947,405
Ratio of Net Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.96	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	2.26%	3.66%	4.64%	6.08%		5.79%
Portfolio Turnover Rate	273%	234%	445%	450%		223%
(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

20	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Financial Highlights

Class B Shares

Selected Per Share Data for the Year Ended:	03/31/2004	03/31/2003	03/31/2002	03/31/2001		03/31/2000
Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36
Net Investment Income(a)	0.17	0.31	0.41	0.54		0.51
Net Realized / Unrealized Gain (Loss) on Investments(a)	0.35	0.75	0.20	0.57		(0.41)
Total Income from Investment Operations	0.52	1.06	0.61	1.11		0.10
Dividends from Net Investment Income	(0.19)	(0.33)	(0.42)	(0.55)		(0.50)
Distributions from Net Realized Capital Gains	(0.18)	(0.35)	(0.30)	0.00		0.00
Total Distributions	(0.37)	(0.68)	(0.72)	(0.55)		(0.50)
Net Asset Value End of Period	$10.94	$10.79	$10.41	$10.52		$9.96
Total Return	4.91%	10.42%	5.85%	11.44%		1.08%
Net Assets End of Period (000s)	$2,422,998	$2,655,908	$1,703,960	$975,823		$654,104
Ratio of Net Expenses to Average Net Assets	1.65%	1.65%	1.65%	1.70	%(b)	1.76	%(b)
Ratio of Net Investment Income to Average Net Assets	1.53%	2.90%	3.85%	5.33%		5.01%
Portfolio Turnover Rate	273%	234%	445%	450%		223%
(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense is 1.65%.

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	21

Financial Highlights

Class C Shares

Selected Per Share Data for the Year Ended:	03/31/2004	03/31/2003	03/31/2002	03/31/2001		03/31/2000
Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36
Net Investment Income(a)	0.17	0.31	0.41	0.54		0.51
Net Realized / Unrealized Gain (Loss) on Investments(a)	0.35	0.75	0.20	0.57		(0.41)
Total Income from Investment Operations	0.52	1.06	0.61	1.11		0.10
Dividends from Net Investment Income	(0.19)	(0.33)	(0.42)	(0.55)		(0.50)
Distributions from Net Realized Capital Gains	(0.18)	(0.35)	(0.30)	0.00		0.00
Total Distributions	(0.37)	(0.68)	(0.72)	(0.55)		(0.50)
Net Asset Value End of Period	$10.94	$10.79	$10.41	$10.52		$9.96
Total Return	4.91%	10.41%	5.85%	11.44%		1.09%
Net Assets End of Period (000s)	$3,011,932	$3,303,225	$1,979,410	$1,103,702		$720,199
Ratio of Net Expenses to Average Net Assets	1.65%	1.65%	1.65%	1.71	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	1.53%	2.89%	3.85%	5.34%		5.01%
Portfolio Turnover Rate	273%	234%	445%	450%		223%
(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense is 1.65%.

22	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Statement of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$80,176,439
Cash	10,770
Foreign currency, at value	551,403
Receivable for investments sold	1,882,802
Receivable for investments sold on delayed delivery basis	3,215,858
Unrealized appreciation on forward foreign currency contracts	97,409
Receivable for Fund shares sold	257,812
Interest and dividends receivable	247,741
Variation margin receivable	106,568
Swap premiums paid	50,166
Unrealized appreciation on swap agreements	245,485

86,842,453

Liabilities:
Payable for investments purchased	$6,226,997
Payable for investments purchased on delayed delivery basis	689,015
Unrealized depreciation on forward foreign currency contracts	1,131
Payable for short sales	3,241,130
Written options outstanding	95,665
Payable for Fund shares redeemed	265,964
Dividends payable	21,580
Accrued investment advisory fee	16,047
Accrued administration fee	14,292
Accrued distribution fee	6,504
Accrued servicing fee	3,379
Swap premiums received	39,499
Unrealized depreciation on swap agreements	15,983
Other liabilities	46
10,637,232

Net Assets	$76,205,221

Net Assets Consist of:
Paid in capital	$73,169,832
Undistributed net investment income	742,604
Accumulated undistributed net realized gain	499,571
Net unrealized appreciation	1,793,214

$76,205,221

Net Assets:
Class A	$8,777,466
Class B	2,422,998
Class C	3,011,932
Other Classes	61,992,825
Shares Issued and Outstanding:
Class A	802,284
Class B	221,468
Class C	275,298
Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$10.94
Class B	10.94
Class C	10.94

Cost of Investments Owned	$79,031,352

Cost of Foreign Currency Held	$553,457

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	23

Statement of Operations

Amounts in thousands

Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$2,309,475
Dividends	11,393
Miscellaneous income	26,185

Total Income	2,347,053

Expenses:
Investment advisory fees	185,287
Administration fees	165,811
Distribution fees–Class B	19,589
Distribution fees–Class C	24,431
Servicing fees–Class A	20,760
Servicing fees–Class B	6,530
Servicing fees–Class C	8,143
Distribution and/or servicing fees–Other Classes	44,835
Trustees’ fees	203
Miscellaneous expense	212

Total Expenses	475,801

Net Investment Income	1,871,252

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	720,474
Net realized gain on futures contracts, options, and swaps	951,276
Net realized gain on foreign currency transactions	3,104
Net change in unrealized appreciation on investments	62,464
Net change in unrealized appreciation on futures contracts, options, and swaps	576,262
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	83,446
Net Gain	2,397,026

Net Increase in Assets Resulting from Operations	$4,268,278

24	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands

	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,871,252	$2,512,302
Net realized gain	1,674,854	3,027,093
Net change in unrealized appreciation	722,172	1,291,440

Net increase resulting from operations	4,268,278	6,830,835

Distributions to Shareholders:
From net investment income
Class A	(207,104)	(240,524)
Class B	(46,173)	(68,346)
Class C	(57,644)	(83,285)
Other Classes	(1,734,697)	(2,202,653)
From net realized capital gains
Class A	(137,690)	(220,622)
Class B	(42,049)	(78,931)
Class C	(52,269)	(97,024)
Other Classes	(977,891)	(1,752,468)

Total Distributions	(3,255,517)	(4,743,853)

Fund Share Transactions:
Receipts for shares sold
Class A	4,251,551	5,233,785
Class B	398,525	1,173,323
Class C	837,655	1,738,650
Other Classes	20,991,905	26,314,854
Issued as reinvestment of distributions
Class A	226,342	287,246
Class B	57,970	92,893
Class C	68,741	112,670
Other Classes	2,357,135	3,456,212
Cost of shares redeemed
Class A	(3,675,582)	(2,606,934)
Class B	(720,880)	(384,143)
Class C	(1,235,644)	(610,919)
Other Classes	(21,047,549)	(17,425,354)
Net increase resulting from Fund share transactions	2,510,169	17,382,283

Total Increase in Net Assets	3,522,930	19,469,265

Net Assets:
Beginning of period	72,682,291	53,213,026

End of period*	$76,205,221	$72,682,291

*Including undistributed net investment income of:	$742,604	$777,772

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	25

Notes to Financial Statements

March 31, 2004

1. Organization

The Total Return Fund (the “Fund”) is a series of the PIMCO Funds: Pacific Investment Management Series (the “Trust”) which was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

26	PIMCO Total Return Fund Annual Report | 3.31.04

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of the Fund are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Fund may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31, 2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

3.31.04 | PIMCO Total Return Fund Annual Report	27

Notes to Financial Statements (Cont.)

March 31, 2004

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

28	PIMCO Total Return Fund Annual Report | 3.31.04

Restricted Securities. The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Fund’s net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statement of Operations. The Fund has not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

3.31.04 | PIMCO Total Return Fund Annual Report	29

Notes to Financial Statements (Cont.)

March 31, 2004

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate as noted in the following table.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at the annual rate as noted in the following table.

Investment Advisory Fee	Administration Fee
All Classes	Institutional and Administrative Classes	A, B, and C Classes	Class D	Class R

0.25%	0.18%	0.40%	0.25%	0.40%

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund in the amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25
Class R	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2004, PAD received $21,178,321 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their

30	PIMCO Total Return Fund Annual Report | 3.31.04

benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004, were as follows (amounts in thousands):

U.S Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$125,940,573	$124,701,864	$10,018,159	$19,413,551

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium

Balance at 03/31/2003	$144,065
Sales	223,009
Closing Buys	(151,484)
Expirations	(109,355)
Exercised	0

Balance at 03/31/2004	$106,235

3.31.04 | PIMCO Total Return Fund Annual Report	31

Notes to Financial Statements (Cont.)

March 31, 2004

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2004		Year Ended 03/31/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	392,358	$4,251,551	488,718	$5,233,785
Class B	36,706	398,525	109,578	1,173,323
Class C	77,190	837,655	162,391	1,738,650
Other Classes	1,937,984	20,991,905	2,455,817	26,314,854

Issued as reinvestment of distributions
Class A	21,050	226,342	26,989	287,246
Class B	5,398	57,970	8,738	92,893
Class C	6,400	68,741	10,597	112,670
Other Classes	219,083	2,357,135	324,627	3,456,212

Cost of shares redeemed
Class A	(339,806)	(3,675,582)	(243,150)	(2,606,934)
Class B	(66,743)	(720,880)	(35,839)	(384,143)
Class C	(114,382)	(1,235,644)	(56,979)	(610,919)
Other Classes	(1,944,903)	(21,047,549)	(1,626,472)	(17,425,354)

Net increase resulting from Fund share transactions	230,335	$2,510,169	1,625,015	$17,382,283

7. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$952,737	$1,207,992	$176,982	$0	$0	$0
(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, and tax straddle deferrals.

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
$79,478,761	$1,443,880	$(746,202)	$697,678
(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

32	PIMCO Total Return Fund Annual Report | 3.31.04

As of fiscal year ended March 31, 2004, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital
$2,933,370	$322,147	$0
(3)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut, on March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

3.31.04 | PIMCO Total Return Fund Annual Report	33

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, Class B and Class C Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of the Total Return Fund (hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations, the changes in its net assets and the financial highlights of the Fund for the Class A, Class B and Class C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

34	PIMCO Total Return Fund Annual Report | 3.31.04

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 0.27% of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Fund’s fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is 0.27%.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

3.31.04 | PIMCO Total Return Fund Annual Report	35

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until thir successors are duly elected and qualified.

36	PIMCO Total Return Fund Annual Report | 3.31.04

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

3.31.04 | PIMCO Total Return Fund Annual Report	37

Officers of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

38	PIMCO Total Return Fund Annual Report | 3.31.04

Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

P  I  M  C  O

A D V I S O R S

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

PZ053A.5/04

Annual Report

3.31.04

PIMCO Total Return Fund

P  I  M  C  O

A D V I S O R S

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

2	PIMCO Total Return Fund Annual Report | 3.31.04

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the PIMCO Funds: Pacific Investment Management Series Total Return Fund. The Fund ended its fiscal year on March 31, 2004 with assets in excess of $76 billion.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive. Additionally, we continue to expand our offering of funds which are investment alternatives to traditional equity and fixed income investments, such as PIMCO All Asset, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds.

We recently announced that, effective June 15, 2004, the Trust will assess a 2% redemption fee on shares redeemed prior to the end of a 7 calendar day holding period. The redemption fee is designed to discourage potentially disruptive short-term trading and is paid directly to the Fund for the benefit of long-term shareholders.

The Funds’ Board of Trustees has recently approved a number of other important changes. First, we are in the process of expanding non-U.S. dollar denominated investment discretion in those Funds that currently permit such investments. Second, we have enhanced the Trust’s menu of non-U.S. bond funds by launching the PIMCO Foreign Bond Fund (Unhedged). This Fund pursues an investment objective similar to the Foreign Bond Fund (U.S. Dollar-Hedged) but without a hedging requirement. Third, effective May 1, 2004, the names of the Foreign Bond and Global Bond II Funds changed to the Foreign Bond Fund (U.S. Dollar-Hedged) and Global Bond Fund (U.S. Dollar-Hedged), respectively. These name changes are being made to more clearly describe the investment strategies of these Funds.

In this annual report, we have added more information in certain areas about the Fund and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in the fund. We also added sector breakdowns to more clearly describe each Fund’s investment allocation. We have adopted a summary schedule of investments, which has reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain a complete schedule of investments.

On the following pages you will find specific details as to the Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your financial advisor or call PIMCO Advisors at 1-800-426-0107. We also invite you to visit our Web site at www.pimcoadvisors.com.

Sincerely

Brent R. Harris
Chairman of the Board
May 5, 2004

3.31.04 | PIMCO Total Return Fund Annual Report	3

Important Information

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The inception date on the Fund’s performance page is the inception date of the Fund’s oldest share class, which for this Fund is the Institutional share class. Class D shares were first offered in 4/98. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the D share class. Those returns are calculated by adjusting the returns of the Institutional shares to reflect the D shares’ different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, foreign security risk and high yield security risk. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds.

The Lipper Average is calculated by Lipper Inc., a Reuters Company, which is a nationally recognized organization that compares the performance of mutual funds with similar investment objectives. The averages are based on the total return performance of funds included by Lipper in the same category, with capital gains and dividends reinvested and with annual operating expenses deducted. Lipper does not take into account sales charges.

The results in the Change in Value chart presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, ww.pimcoadvisors.com, 1-888-87-PIMCO.

This report incorporates a Summary Schedule of Investments for the Fund. A complete Schedule of Investments for the Fund may be obtained by contacting a PIMCO representative at (866) 87-PIMCO.

4	PIMCO Total Return Fund Annual Report | 3.31.04

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the profile page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this fund is from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3.31.04 | PIMCO Total Return Fund Annual Report	5

Management Review

•	PIMCO Total Return Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class D Shares outperformed the Lehman Brothers Aggregate Bond Index for the 12-month period ended March 31, 2004, returning 5.86% versus 5.40% for the benchmark.

•	The Fund’s duration relative to the benchmark detracted from returns. Above-benchmark duration in July 2003 was negative as yields increased sharply, and below-benchmark duration in early 2004 was negative as yields steadily declined amid labor market weakness.

•	An emphasis on intermediate maturities for most of the period was neutral as the shape of the yield curve did not significantly change. However, this positioning enhanced security returns via “roll down,” or price appreciation, as bonds are revalued at lower yields over time, given the steepness of the yield curve.

•	A below-benchmark weighting in mortgages was a slight positive; interest rate volatility caused the sector to lag Treasuries after adjusting for duration.

•	A corporate underweight was negative, as strengthening fundamentals and strong foreign demand for higher yielding dollar-denominated assets drove spreads tighter.

•	Non-U.S. holdings, mainly short-maturity Eurozone exposure, were a strong positive as expectations of ECB easing rose in the face of weak European growth.

•	Emerging market bonds helped returns as improved credit quality, a broader investor base and increasing commodity prices sustained their rally.

•	Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive as real yields fell throughout the period.

6	PIMCO Total Return Fund Annual Report | 3.31.04

PIMCO Total Return Fund Performance Summary

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/11/87)

PIMCO Total Return Fund Class D	5.86%	7.64%	7.85%	8.81%
Lehman Brothers Aggregate Bond Index	5.40%	7.29%	7.54%	—
Lipper Intermediate Investment Grade Debt Fund Average	5.44%	6.45%	6.71%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. Investment return and the value of an investor’s shares will fluctuate. Shares may be worth more or less than original cost when redeemed.

Expense Example

Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,033	$1,025
Expenses Paid During Period	$4	$4

Expenses are equal to the expense ratio of 0.75% for Class D, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown

Short-Term Instruments	55.7%
U.S. Government Agencies	18.9%
U.S. Treasury Obligations	8.2%
Corporate Bonds & Notes	5.5%
Other	11.7%
*	% of Total Investments as of March 31, 2004

3.31.04 | PIMCO Total Return Fund Annual Report	7

Summary Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Royal Bank of Scotland PLC
7.648% - 9.118% due 03/31/2049 - 08/31/2049 (c)	$119,295	$143,024	0.2%
Other Banking & Finance (b)		2,515,573	3.3%

		2,658,597	3.5%

Industrials
Total Industrials (b)		1,405,366	1.8%

Utilities
Total Utilities (b)		362,794	0.5%

Total Corporate Bonds & Notes (Cost $4,449,189)		4,426,757	5.8%

MUNICIPAL BONDS & NOTES
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	179,010	175,464	0.2%

Other Municipal Bonds & Notes (b)		2,710,501	3.6%

Total Municipal Bonds & Notes (Cost $2,842,590)		2,885,965	3.8%

U.S. GOVERNMENT AGENCIES

Fannie Mae
5.000% due 05/01/2018	262,712	270,414	0.4%
5.000% due 06/01/2018	370,453	381,350	0.5%
5.000% due 07/01/2018	270,611	278,550	0.4%
5.000% due 09/01/2018	220,530	226,999	0.3%
5.000% due 11/01/2018	364,402	375,091	0.5%
5.500% due 04/15/2034	1,056,800	1,082,890	1.4%
5.500% due 09/01/2017	216,804	226,171	0.3%
5.500% due 10/01/2017	383,194	399,751	0.5%
5.500% due 11/01/2017	295,335	308,095	0.4%
6.000% due 04/15/2034	2,430,100	2,529,583	3.3%
0.000% - 1122.425% due 04/01/2004 - 12/01/2050 (c)	5,968,594	4,220,222	5.5%
Federal Home Loan Bank
1.240% - 5.500% due 11/15/2004 - 03/15/2015 (c)	13,344	13,507	0.1%
Freddie Mac
6.000% due 04/01/2033	255,957	266,211	0.3%
6.000% due 04/15/2034	178,399	185,423	0.2%
6.500% due 08/15/2028	274,030	287,423	0.4%
1.220% - 1182.577% due 02/01/2004 - 10/25/2043 (c)	2,300,026	2,116,479	2.8%
Government National Mortgage Association
1.490% - 17.000% due 06/15/2004 - 11/15/2042 (c)	1,158,731	1,211,671	1.6%
Other U.S. Government Agencies (b)		766,266	1.0%

Total U.S. Government Agencies (Cost $14,761,012)		15,146,096	19.9%

8	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (d)
3.000% due 07/15/2012	$1,376,993	$1,567,782	2.0%
3.375% due 01/15/2007	250,942	276,635	0.4%
3.375% due 01/15/2012	223,533	260,721	0.3%
3.500% due 01/15/2011	783,290	913,757	1.2%
3.625% due 01/15/2008	196,576	222,545	0.3%
3.875% due 01/15/2009	1,623,208	1,886,156	2.5%
3.875% due 04/15/2029	421,568	581,764	0.8%
4.250% due 01/15/2010	533,713	639,997	0.8%
1.875% - 3.625% due 07/15/2013 - 04/15/2028 (c)	122,663	140,591	0.2%
Other U.S. Treasury Obligations (b)		53,287	0.1%

Total U.S. Treasury Obligations (Cost $6,148,122)		6,543,235	8.6%

MORTGAGE-BACKED SECURITIES

Total Mortgage-Backed Securities (b) (Cost $2,199,745)		2,248,693	3.0%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (b) (Cost $1,431,963)		1,403,452	1.8%

SOVEREIGN ISSUES

Republic of Brazil
11.000% due 08/17/2040	158,220	169,770	0.2%
United Mexican States
8.300% due 08/15/2031	279,830	329,500	0.4%
Other Sovereign Issues (b)		1,206,188	1.6%

Total Sovereign Issues (Cost $1,494,361)		1,705,458	2.2%

FOREIGN CURRENCY-DENOMINATED ISSUES (m)(n)

Republic of Germany
5.250% due 07/04/2010	EC 274,200	372,177	0.5%
5.250% due 01/04/2011	185,400	251,978	0.3%
Royal Bank of Scotland PLC
6.770% due 03/31/2049	107,300	137,554	0.2%
Other Foreign Currency-Denominated Issues (b)		420,931	0.6%

Total Foreign Currency-Denominated Issues (Cost $1,059,805)		1,182,640	1.6%

PURCHASED PUT OPTIONS

Total Purchased Put Options (b) (Cost $255)		209	0.0%

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	9

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CONVERTIBLE BONDS & NOTES

Total Convertible Bonds & Notes (b) (Cost $12,591)		$2,970	0.0%

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Citibank New York N.A.
1.030% - 1.045% due 04/22/2004 - 06/10/2004 (c)	$1,115,400	1,115,400	1.5%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	261,600	261,600	0.3%
Other Certificates of Deposits (b)		86,900	0.1%

		1,463,900	1.9%

Commercial Paper
Anz (Delaware), Inc.
1.020% - 1.050% due 04/05/2004 - 07/08/2004 (c)	946,550	944,847	1.2%
Barclays U.S. Funding Corp.
1.010% - 1.060% due 04/02/2004 - 06/11/2004 (c)	618,425	617,880	0.8%
CBA (de) Finance
1.020% - 1.050% due 04/05/2004 - 06/11/2004 (c)	211,400	211,116	0.3%
CDC Commercial Corp.
1.020% - 1.040% due 04/16/2004 - 07/07/2004 (c)	281,800	281,404	0.4%
Danske Corp.
1.020% - 1.085% due 04/14/2004 - 08/11/2004 (c)	1,088,650	1,086,916	1.4%
Eksportfinans A.S.A.
1.015% due 06/01/2004	200,000	199,648	0.3%
European Investment Bank
1.010% - 1.020% due 04/13/2004 - 06/15/2004 (c)	541,100	540,518	0.7%
Fannie Mae
0.980% - 1.080% due 04/01/2004 - 07/20/2004 (c)	11,070,562	11,057,114	14.4%
Federal Home Loan Bank
0.900% - 1.120% due 04/01/2004 - 06/18/2004 (c)	5,538,284	5,535,056	7.3%
Freddie Mac
0.995% - 1.050% due 04/01/2004 - 08/11/2004 (c)	3,810,166	3,804,178	5.0%
General Electric Capital Corp.
1.030% - 1.110% due 04/07/2004 - 07/08/2004 (c)	506,295	505,679	0.7%
HBOS Treasury Services PLC
1.025% - 1.115% due 04/01/2004 - 07/09/2004 (c)	1,032,345	1,030,889	1.3%
Nestle Capital Corp.
1.010% - 1.050% due 04/21/2004 - 09/01/2004 (c)	297,680	297,229	0.4%
Pfizer, Inc.
1.010% - 1.030% due 04/15/2004 - 08/02/2004 (c)	875,900	874,744	1.1%
Rabobank USA Financial Corp.
1.020% - 1.060% due 04/01/2004 - 06/15/2004 (c)	1,199,030	1,198,800	1.6%
Royal Bank of Scotland PLC
1.010% - 1.040% due 04/12/2004 - 07/06/2004 (c)	942,900	941,725	1.2%
Shell Finance (UK) PLC
1.015% - 1.030% due 04/08/2004 - 06/24/2004 (c)	470,500	469,712	0.6%
Statens Bostadsfin Bank
1.040% due 04/05/2004 - 05/21/2004 (c)	285,500	285,314	0.4%
Svenska Handelsbank, Inc.
1.025% due 05/24/2004 - 05/26/2004 (c)	157,650	157,409	0.2%

10	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

UBS Finance, Inc.
1.020% - 1.095% due 04/01/2004 - 06/29/2004 (c)	$1,869,503	$1,867,496	2.5%
Westpac Capital Corp.
1.020% - 1.080% due 04/07/2004 - 07/16/2004 (c)	277,550	276,822	0.4%
Westpac Trust Securities NZ Ltd.
1.020% - 1.120% due 04/07/2004 - 06/24/2004 (c)	300,500	300,051	0.4%
Other Commercial Paper (b)		1,016,186	1.3%

		33,500,733	43.9%

Repurchase Agreements
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $7,806, 2.125% due 12/15/2004 valued at $25,503, 2.375% due 02/15/2006 valued at $25,503, 2.625% due 05/15/2007 valued at $25,503, 2.125% due 05/15/2006 valued at $25,505 and 1.875% due 02/15/2005 valued at $25,502. Repurchase proceeds are $132,653.)	132,650	132,650	0.2%

Credit Suisse First Boston
0.920% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Note 1.625% due 02/28/2006 valued at $11,769. Repurchase proceeds are $11,500.)	11,500	11,500	0.0%

0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.980% due 08/19/2004 valued at $8,274. Repurchase proceeds are $8,100.)	8,100	8,100	0.0%

		152,250	0.2%

U.S. Treasury Bills
1.015% due 04/08/2004 - 06/24/2004 (c)(h)(i)	9,526,420	9,514,081	12.5%

Total Short-Term Instruments (Cost $44,631,719)		44,630,964	58.5%

Total Investments (Cost $79,031,352)		$80,176,439	105.2%

Written Options (k) (Premiums $106,235)		(95,665)	(0.1)%

Other Assets and Liabilities (Net)		(3,875,553)	(5.1)%

Net Assets		$76,205,221	100.0%

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	11

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Notes to Summary Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Principal amount of security is adjusted for inflation.
(e)	Principal only security.
(f)	Interest only security.
(g)	Swap agreements outstanding at March 31, 2004:

Type		Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/16/2011	BP	116,400	$156
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/16/2011		326,480	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017		77,300	(741)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		5,800	43
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		38,100	(336)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		336,300	(695)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		134,100	(255)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		96,900	(1,057)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	1,142,000	21,529
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/21/2007		500,000	7,573

12	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Type		Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007	EC	1,623,500	$24,197
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008		859,500	1,373
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008		160,300	(349)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2010		1,636,000	(4,556)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010		439,700	(2,459)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		920,600	(4,297)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		68,700	(313)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		950,000	(750)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		62,000	1,438
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		560,700	12,303
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		243,700	3,535
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		59,900	(134)
Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 2.820% due 04/26/2004.
Counterparty: UBS Warburg LLC Exp. 04/26/2004		$25,000	80
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		129,560	77

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	13

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/28/2004	$25,000	$57
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	11,000	(41)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000%due 05/15/2001.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004	100,000	120
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2001.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/14/2004	50,000	68
Receive a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	100,000	123
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000 % due 05/15/2001.
Counterparty: Lehman Brothers, Inc. Exp. 06/15/2004	21,500	27
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	10,000	9
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/01/2004	61,260	0
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/15/2004	10,000	29
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	61,050	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	35,350	0

14	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.200% due 09/01/2009.
Counterparty: ABN AMRO Bank, N.V. Exp. 08/16/2004	$25,000	$80
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	45,900	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/02/2004	75,000	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/30/2004	49,350	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	151,500	0
Receive a fixed rate equal to 27.650% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/26/2004	10,000	1,726
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/27/2004	10,000	1,756
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/11/2004	10,000	1,851
Receive a fixed rate equal to 0.650% and the Fund will pay to the counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008.
Counterparty: Lehman Brothers, Inc. Exp. 12/31/2004	50,000	79
Receive a fixed rate equal to 16.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 01/16/2005	10,000	1,141
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	8,500	1,003

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	15

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	$16,000	$134
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	10,000	1
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	9,000	82
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,670	68
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	9,000	42
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	10,100	139
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/26/2007	103,300	48
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2009	3,300	151
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	73,000	2,706
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	2,661,000	98,655
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America Exp. 06/16/2009	1,694,900	63,041

		$229,502

16	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

(h)	Securities with an aggregate market value of $8,985 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(i)	Securities with an aggregate market value of $476,954 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 97.500	09/2004	3,446	$941
Euribor Written Put Options Strike @ 97.000	12/2004	3,044	3,000
Euribor September Long Futures	09/2005	17,920	18,427
Euribor December Long Futures	12/2005	31,592	17,179
Euro-Bobl 5-Year Note Long Futures	06/2004	20,225	26,619
Euro-Bund 10-Year Note Long Futures	06/2004	11,154	22,665
Eurodollar March Long Futures	03/2005	11,489	18,182
Eurodollar March Short Futures	03/2006	171	(21)
Eurodollar March Long Futures	03/2008	557	803
Eurodollar June Long Futures	06/2005	11,801	14,681
Eurodollar June Long Futures	06/2008	557	755
Eurodollar September Long Futures	09/2005	3,148	(694)
Eurodollar September Long Futures	09/2008	557	721
Eurodollar December Long Futures	12/2004	11,196	20,112
Eurodollar December Long Futures	12/2005	3,288	(583)
Eurodollar December Long Futures	12/2008	557	701
U.S. Treasury 2-Year Note Long Futures	06/2004	119	82
U.S. Treasury 5-Year Note Long Futures	06/2004	27,300	20,843
U.S. Treasury 10-Year Note Long Futures	06/2004	134,819	178,522

			$342,935

(j)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

DLJ Mortgage Acceptance Corp.	07/21/1992	$1,835	$1,783	0.00%
First Interstate Bancorp	01/04/1990	38	38	0.00
Goldman Sachs Mortgage Corp.	06/24/1993	4,995	5,353	0.01
Mazda Manufacturing Corp.	03/31/1992 - 08/30/1993	1,602	1,610	0.00
United Telecom, Inc.	09/22/2003	732	763	0.00
United Telephone Company of the Northwest	05/02/2002	2,621	2,995	0.01
Wilmington Trust Co.	03/31/1992 - 08/30/1993	344	362	0.00

		$12,167	$12,904	0.02%

(k)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	6,400	$4,237	$400
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,046	1,881	506
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	5,877	1,902	1,010
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	355	498	1,054
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	2,023	2,348	4,457
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	5,389	4,180	8,336
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	6,899	6,045	7,007
Put - CME Eurodollar June Futures	98.000	06/14/2004	22,340	15,223	279

				$36,314	$23,049

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	17

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Exercise Name of Issuer	Expiration Counterparty	Notional Rate		Date	Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$285,400	$2,119	$3,063
Call -OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	121,000	1,271	1,494
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	121,000	599	111
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	272,800	11,362	32,816
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	272,800	11,020	366
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	6.000	%**	10/19/2004	135,500	5,468	16,299
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	6.000	%*	10/19/2004	135,500	5,468	182
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.200	%**	11/02/2004	25,200	791	1,861
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.700	%*	11/02/2004	185,200	5,978	101
Put - OTC 7-Year Interest Rate Swap	Morgan Stanley Dean Witter & Co.	6.700	%*	11/02/2004	400,000	13,710	218
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.500	%**	01/07/2005	76,300	1,593	6,526
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	7.000	%*	01/07/2005	76,300	2,888	78
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	93,100	2,367	7,963
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	01/07/2005	500	17	11
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	94,100	3,102	96
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	01/07/2005	500	17	11
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	700	20	14
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	700	12	10
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/31/2005	500	14	10
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	10/31/2005	500	5	4
Call - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%**	06/14/2004	300,000	2,100	1,382

						$69,921	$72,616

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(l)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bond	6.250	08/15/2023	$50,000	$59,467	$57,887
U.S. Treasury Bond	6.000	02/15/2026	609,400	706,714	692,261
U.S. Treasury Bond	6.250	05/15/2030	861,400	1,040,242	1,023,992
U.S. Treasury Bond	5.375	02/15/2031	919,900	1,002,979	1,017,544
U.S. Treasury Note	4.250	08/15/2013	416,500	431,728	424,174

				$3,241,130	$3,215,858

18	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

(m)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	49,290	04/2004	$211	$0	$211
Buy		47,450	05/2004	66	0	66
Buy		51,900	06/2004	67	0	67
Buy	C$	568,635	04/2004	6,368	0	6,368
Buy	CP	3,595,876	04/2004	53	0	53
Buy		10,905,936	05/2004	0	(44)	(44)
Buy		10,484,146	06/2004	0	(134)	(134)
Buy	EC	18,214	04/2004	188	(10)	178
Sell		838,044	04/2004	6,066	(146)	5,920
Buy		200,000	09/2004	20,184	0	20,184
Buy	H$	120,037	04/2004	5	0	5
Buy		124,123	05/2004	0	(5)	(5)
Buy		134,483	06/2004	0	(2)	(2)
Buy	IR	1,188,743	06/2004	1,009	0	1,009
Buy	JY	104,372,792	05/2004	59,185	0	59,185
Buy	KW	17,895,190	04/2004	157	0	157
Buy		18,585,769	05/2004	174	0	174
Buy		20,414,000	06/2004	384	0	384
Buy	MP	182,846	05/2004	0	(239)	(239)
Buy		193,950	06/2004	0	(121)	(121)
Sell	N$	56,984	04/2004	0	(340)	(340)
Buy	PN	54,495	05/2004	12	0	12
Buy		61,683	06/2004	31	0	31
Buy	RR	438,671	04/2004	0	(44)	(44)
Buy		455,028	05/2004	0	(29)	(29)
Buy		493,742	06/2004	0	(17)	(17)
Buy	S$	26,023	04/2004	116	0	116
Buy		26,983	05/2004	148	0	148
Buy		29,492	06/2004	311	0	311
Buy	SR	105,495	05/2004	853	0	853
Buy		121,601	06/2004	1,245	0	1,245
Buy	SV	517,206	05/2004	40	0	40
Buy		592,714	06/2004	257	0	257
Buy	T$	528,589	05/2004	106	0	106
Buy		574,533	06/2004	173	0	173

				$97,409	$(1,131)	$96,278

(n)	Principal amount denoted in indicated currency:

BP	- British Pound
BR	- Brazilian Real
C$	- Canadian Dollar
CP	- Chilean Peso
EC	- Euro
H$	- Hong Kong Dollar
IR	- Indonesian Rupiah
JY	- Japanese Yen
KW	- South Korean Won
MP	- Mexican Peso
N$	- New Zealand Dollar
PN	- Peruvian New Sol
RR	- Russian Ruble
S$	- Singapore Dollar
SR	- South African Rand
SV	- Slovakian Koruna
T$	- Taiwan Dollar

(o)	The aggregate value of fair valued securities is $ 53,430, which is 0.07% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	19

Financial Highlights

Class D Shares

Selected Per Share Data for the Year Ended:	03/31/2004	03/31/2003	03/31/2002	03/31/2001		03/31/2000

Net Asset Value Beginning of Period	$10.79	$10.41	$10.52	$9.96		$10.36

Net Investment Income(a)	0.26	0.40	0.50	0.64		0.60

Net Realized/ Unrealized Gain (Loss) on Investments(a)	0.36	0.76	0.20	0.56		(0.40)

Total Income from Investment Operations	0.62	1.16	0.70	1.20		0.20

Dividends from Net Investment Income	(0.29)	(0.43)	(0.51)	(0.64)		(0.60)

Distributions from Net Realized Capital Gains	(0.18)	(0.35)	(0.30)	0.00		0.00

Total Distributions	0.47	(0.78)	(0.81)	(0.64)		(0.60)

Net Asset Value End of Period	$10.94	$10.79	$10.41	$10.52		$9.96

Total Return	5.86%	11.41%	6.81%	12.44%		2.00%

Net Assets End of Period (000s)	$1,871,253	$1,569,250	$648,596	$264,984		$80,459

Ratio of Net Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.81	%(b)	0.87	%(b)

Ratio of Net Investment Income to Average Net Assets	2.40%	3.77%	4.73%	6.24%		5.97%

Portfolio Turnover Rate	273%	234%	445%	450%		223%

(a)	Per share amounts based on average number of shares outstanding during the period
(b)	Ratio of expenses to average net assets excluding interest expense is 0.75%.

20	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Statement of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$80,176,439
Cash	10,770
Foreign currency, at value	551,403
Receivable for investments sold	1,882,802
Receivable for investments sold on delayed delivery basis	3,215,858
Unrealized appreciation on forward foreign currency contracts	97,409
Receivable for Fund shares sold	257,812
Interest and dividends receivable	247,741
Variation margin receivable	106,568
Swap premiums paid	50,166
Unrealized appreciation on swap agreements	245,485

86,842,453

Liabilities:
Payable for investments purchased	$6,226,997
Payable for investments purchased on delayed delivery basis	689,015
Unrealized depreciation on forward foreign currency contracts	1,131
Payable for short sales	3,241,130
Written options outstanding	95,665
Payable for Fund shares redeemed	265,964
Dividends payable	21,580
Accrued investment advisory fee	16,047
Accrued administration fee	14,292
Accrued distribution fee	6,504
Accrued servicing fee	3,379
Swap premiums received	39,499
Unrealized depreciation on swap agreements	15,983
Other liabilities	46

10,637,232

Net Assets	$76,205,221

Net Assets Consist of:
Paid in capital	$73,169,832
Undistributed net investment income	742,604
Accumulated undistributed net realized gain	499,571
Net unrealized appreciation	1,793,214

$76,205,221

Net Assets:
Class D	$1,871,253
Other Classes	74,333,968

Shares Issued and Outstanding:
Class D	171,038

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$10.94

Cost of Investments Owned	$79,031,352

Cost of Foreign Currency Held	$553,457

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	21

Statement of Operations

Amounts in thousands

Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$2,309,475
Dividends	11,393
Miscellaneous income	26,185

Total Income	2,347,053

Expenses:
Investment advisory fees	185,287
Administration fees	165,811
Servicing fees–Class D	4,255
Distribution and/or servicing fees–Other Classes	120,033
Trustees’ fees	203
Miscellaneous expense	212

Total Expenses	475,801

Net Investment Income	1,871,252

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	720,474
Net realized gain on futures contracts, options, and swaps	951,276
Net realized gain on foreign currency transactions	3,104
Net change in unrealized appreciation on investments	62,464
Net change in unrealized appreciation on futures contracts, options, and swaps	576,262
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	83,446

Net Gain	2,397,026

Net Increase in Assets Resulting from Operations	$4,268,278

22	PIMCO Total Return Fund Annual Report | 3.31.04 | See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands

	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,871,252	$2,512,302
Net realized gain	1,674,854	3,027,093
Net change in unrealized appreciation	722,172	1,291,440

Net increase resulting from operations	4,268,278	6,830,835

Distributions to Shareholders:
From net investment income
Class D	(44,852)	(43,002)
Other Classes	(2,000,766)	(2,551,806)
From net realized capital gains
Class D	(27,668)	(41,017)
Other Classes	(1,182,231)	(2,108,028)

Total Distributions	(3,255,517)	(4,743,853)

Fund Share Transactions:
Receipts for shares sold
Class D	1,157,132	1,232,237
Other Classes	25,322,504	33,228,375
Issued as reinvestment of distributions
Class D	67,426	78,193
Other Classes	2,642,762	3,870,828
Cost of shares redeemed
Class D	(945,191)	(419,717)
Other Classes	(25,734,464)	(20,607,633)

Net increase resulting from Fund share transactions	2,510,169	17,382,283

Total Increase in Net Assets	3,522,930	19,469,265

Net Assets:
Beginning of period	72,682,291	53,213,026

End of period *	$76,205,221	$72,682,291

* Including undistributed net investment income of:	$742,604	$777,772

See accompanying notes | 3.31.04 | PIMCO Total Return Fund Annual Report	23

Notes to Financial Statements

March 31, 2004

1. Organization

The Total Return Fund (the “Fund”) is a series of the PIMCO Funds: Pacific Investment Management Series (the “Trust”) which was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Fund. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Fund are declared on each day the Trust is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

24	PIMCO Total Return Fund Annual Report | 3.31.04

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of the Fund are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Fund may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31, 2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.

3.31.04 | PIMCO Total Return Fund Annual Report	25

Notes to Financial Statements (Cont.)

March 31, 2004

These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

26	PIMCO Total Return Fund Annual Report | 3.31.04

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Fund’s net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statement of Operations. The Fund has not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

3.31.04 | PIMCO Total Return Fund Annual Report	27

Notes to Financial Statements (Cont.)

March 31, 2004

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee for all classes is charged at an annual rate as noted in the following table.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at the annual rate as noted in the following table.

Investment Advisory Fee	Administration Fee

All Classes	Institutional and Administrative Classes	A, B, and C Classes	Class D	Class R

0.25%	0.18%	0.40%	0.25%	0.40%

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A	—	0.25

Class B	0.75	0.25

Class C	0.75	0.25

Class D	—	0.25

Class R	0.25	0.25

28	PIMCO Total Return Fund Annual Report | 3.31.04

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2004, PAD received $21,178,321 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and rein-vestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004, were as follows (amounts in thousands):

U.S Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$125,940,573	$124,701,864	$10,018,159	$19,413,551

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium

Balance at 03/31/2003	$144,065
Sales	223,009
Closing Buys	(151,484)
Expirations	(109,355)
Exercised	0

Balance at 03/31/2004	$106,235

3.31.04 | PIMCO Total Return Fund Annual Report	29

Notes to Financial Statements (Cont.)

March 31, 2004

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2004		Year Ended 03/31/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	106,859	$1,157,132	114,978	$1,232,237
Other Classes	2,337,379	25,322,504	3,101,526	33,228,375

Issued as reinvestment of distributions
Class D	6,268	67,426	7,344	78,193
Other Classes	245,663	2,642,762	363,607	3,870,828

Cost of shares redeemed
Class D	(87,502)	(945,191)	(39,193)	(419,717)
Other Classes	(2,378,332)	(25,734,464)	(1,923,247)	(20,607,633)

Net increase resulting from Fund share transactions	230,335	$2,510,169	1,625,015	$17,382,283

7. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral

$952,737	$1,207,992	$176,982	$0	$0	$0
(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, and tax straddle deferrals.

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)

$79,478,761	$1,443,880	$(746,202)	$697,678
(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

30	PIMCO Total Return Fund Annual Report | 3.31.04

As of fiscal year ended March 31, 2004, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital

$2,933,370	$322,147	$0
(3)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

3.31.04 | PIMCO Total Return Fund Annual Report	31

Notes to Financial Statements (Cont.)

March 31, 2004

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut on, March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

32	PIMCO Total Return Fund Annual Report | 3.31.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the Total Return Fund (hereafter referred to as the “Fund”) at March 31, 2004, the results of its operations, the changes in its net assets and the financial highlights of the Fund for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

3.31.04 | PIMCO Total Return Fund Annual Report	33

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 0.27% of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Fund’s fiscal 2004 ordinary income dividends that qualify for the corporate dividend received deduction is 0.27%.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

34	PIMCO Total Return Fund Annual Report | 3.31.04

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 To Present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 To Present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non–Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 To Present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 To Present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 To Present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 To 02/1995 and 08/1995 To Present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until thir successors are duly elected and qualified.

3.31.04 | PIMCO Total Return Fund Annual Report	35

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (Unaudited) (Cont.)

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 To Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 To Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 To Present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 To Present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 To Present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 To Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 To Present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 To Present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 To Present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 To Present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 To Present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 To Present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 To Present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 To Present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 To Present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 To Present	Vice President, PIMCO. Formerly, Manager, PIMCO.
***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO Total Return Fund Annual Report | 3.31.04

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Andre J. Mallegol, III (37) Vice President	02/1998 To Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 To Present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 To Present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 To Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 To Present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

Christina L. Stauffer (40) Vice President	02/2003 To Present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 To Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 To Present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 To Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 To Present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 To Present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

3.31.04 | PIMCO Total Return Fund Annual Report	37

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38	PIMCO Total Return Fund Annual Report | 3.31.04

Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

PZ054A.5/04

P  I  M  C  O

A D V I S O R S

Annual Report

3 . 3 1 . 0 4

PIMCO Bond Funds

Share Class

R

SHORT DURATION BOND FUNDS

Short-Term Fund

Low Duration Fund

INTERMEDIATE DURATION BOND FUND

Total Return Fund

INTERNATIONAL BOND FUND

Foreign Bond Fund

HIGH YIELD BOND FUND

High Yield Fund

REAL RETURN BOND FUND

Real Return Fund

EQUITY-RELATED FUND

StocksPLUS Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

P  I  M  C  O

A D V I S O R S

2	PIMCO Bond Funds Annual Report | 3.31.04

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the PIMCO Funds: Pacific Investment Management Series. The Trust ended its fiscal year on March 31, 2004 with assets in excess of $132 billion.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive. Additionally, we continue to expand our offering of funds which are investment alternatives to traditional equity and fixed income investments, such as PIMCO All Asset, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds.

We recently announced that, effective June 15, 2004, the Trust will assess a 2% redemption fee on shares redeemed prior to the end of a 7, 30, or 60 calendar day holding period, depending on the particular Fund. The redemption fees are designed to discourage potentially disruptive short-term trading and are paid directly to the Fund for the benefit of long-term shareholders.

The Funds’ Board of Trustees has recently approved a number of other important changes. First, we are in the process of expanding non-U.S. dollar denominated investment discretion in those Funds that currently permit such investments. Second, we have enhanced the Trust’s menu of non-U.S. bond funds by launching the PIMCO Foreign Bond Fund (Unhedged). This Fund pursues an investment objective similar to the Foreign Bond Fund (U.S. Dollar-Hedged) but without a hedging requirement. Third, effective May 1, 2004, the names of the Foreign Bond and Global Bond II Funds changed to the Foreign Bond Fund (U.S. Dollar-Hedged) and Global Bond Fund (U.S. Dollar-Hedged), respectively. These name changes are being made to more clearly describe the investment strategies of these Funds.

In this annual report, we have added more information in certain areas about the Funds and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in a fund. We also added sector breakdowns to more clearly describe each Fund’s investment allocation. For the larger Funds, we have adopted summary schedules of investments, which have reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain a complete schedule of investments.

On the following pages you will find specific details as to each Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your financial advisor or call PIMCO Advisors at 1-800-426-0107. We also invite you to visit our Web site at www.pimcoadvisors.com.

Sincerely

Brent R. Harris

Chairman of the Board

May 5, 2004

PIMCO Bond Funds Annual Report | 3.31.04	3

Important Information

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class. For each Fund, the oldest share class is the Institutional share class with the exception of PIMCO Real Return (Class A shares). The R shares for each Fund were first offered in 12/02. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the R share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the R shares’ different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

The Lipper Average is calculated by Lipper Inc., a Reuters Company, which is a nationally recognized organization that compares the performance of mutual funds with similar investment objectives. The averages are based on the total return performance of funds included by Lipper in the same category, with capital gains and dividends reinvested and with annual operating expenses deducted. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

This report incorporates a Summary Schedule of Investments for select funds. A complete Schedule of Investments for these funds may be obtained by contacting a PIMCO representative at (888) 87-PIMCO.

4	PIMCO Bond Funds Annual Report | 3.31.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PIMCO Bond Funds Annual Report | 3.31.04	5

A N  I N T E R N A T I O N A L  B O N D  F U N D

PIMCO Foreign Bond Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Fund’s Class R Shares returned 2.71% for the 12-month period ended March 31, 2004, outperforming the 2.31% return of the J.P. Morgan Non-U.S. Global Government Bond (Hedged) Index.

•	An underweight to Japanese government bonds was a strong positive as yields rose on stronger-than-expected growth and a rallying stock market. Japan was the worst-performing government bond market during this period.

•	A duration overweight at the front end of European yield curves was also a strong positive for performance as these yields fell on weak growth and an ECB rate cut in June.

•	An underweight to the U.S. dollar relative to the euro, yen and Canadian dollar was positive for performance. The dollar, pressured by imbalances in the U.S.’s twin deficits, underperformed each of these currencies during the period.

•	An overweight in Euroland bonds was positive. These yields fell during the period, aided by weak growth, the ECB rate cut and a stronger euro.

•	An allocation to real return bonds as a substitute for fully valued nominal Treasuries was a positive as these assets outperformed Treasuries of comparable duration.

•	Strategies that gain when the U.K. yield curve steepens were negative. Strong economic data and two rate hikes resulted in a flattening of the gilt curve.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (12/2/92)
Foreign Bond Fund Class R	2.71%	5.60%	8.05%	8.17%
J.P. Morgan Non-U.S. Global Govenment Bond (Hedged) Index	2.31%	5.39%	7.99%	—
Lipper International Income Fund Average	13.96%	6.69%	7.18%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,019	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.21% for Class R, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Country Allocation*

Germany	25.2%
United States	24.8%
Japan	9.7%
United Kingdom	8.5%
Short-Term Instruments	8.1%
France	6.3%
Spain	3.9%
Canada	3.7%
Other	9.8%
*	% of total investments as of March 31, 2004

6	PIMCO Bond Funds Annual Report | 3.31.04

A  H I G H  Y I E L D  B O N D  F U N D

PIMCO High Yield Fund

•	The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Fund’s Class R Shares returned 16.33% for the 12-month period ended March 31, 2004, compared to 19.04% for the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	Exposure to BBB-rated issues weighed down relative returns as these issues significantly underperformed all lower quality tiers over the period.

•	An underweight to cyclicals contributed to performance as high consumer debt levels and sluggish jobs growth weighed down on the sector.

•	Although the energy sector performed well for the year, driven by higher energy prices, security selection in this sector detracted from relative performance.

•	Although an overweight to telecom, which underperformed over the period, hurt relative performance, an emphasis on large-cap companies was a positive.

•	An underweight to transportation, the top-performing sector led by airlines, was a detriment to relative performance.

•	An overweight to cable and pay TV bonds, which were among the weakest sectors, was a drag on performance.

•	Modest holdings of emerging market bonds, such as Brazil, were a significant contributor to performance as attractive yield premiums and improving economic fundamentals more than offset the sector’s risk.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (12/5/92)
High Yield Fund Class R	16.33%	4.91%	7.68%	8.26%
Merrill Lynch U.S. High Yield BB-B Rated Index	19.04%	4.92%	7.34%	—
Lipper High Current Yield Fund Average	19.71%	3.47%	5.29%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,062	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.15% for Class R, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Industrials	53.5%
Banking & Finance	15.1%
Utilities	11.4%
Sovereign Issues	6.8%
Other	13.2%
*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	7

A  S H O R T  D U R AT I O N  B O N D  F U N D

PIMCO Low Duration Fund

•	The Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class R Shares returned 2.00% for the 12-month period ended March 31, 2004, compared to the Merrill Lynch 1-3 Year Treasury Index return of 2.31%.

•	Active management across a wide spectrum of strategies– “rolling down” a steep yield curve, select mortgages and corporates, TIPS, municipals, Eurozone issues and emerging markets–added value amid volatile bond markets.

•	Duration was below the benchmark for most of the period, although it extended during the mortgage sell-off in the summer of 2003 when rates rose. Being above benchmark at this inopportune time had a strong negative effect on performance.

•	The Fund’s broader-than-Index maturity distribution had a negative impact on returns. Emphasis on maturities outside the index hurt returns as rates rose most on these issues at certain times during the period.

•	An emphasis on mortgage-backed securities was positive for performance as this sector outperformed Treasuries during the period. Security selection within the sector further enhanced returns.

•	The Fund’s corporate holdings were positive for returns. This sector performed strongly as rising profits stimulated investor demand and tighter spreads. Positive security selection of telecom, pipeline and automotive issues further enhanced performance.

•	Emerging market bonds helped returns as this asset class benefited from improvement in credit fundamentals and investors’ demand for higher yields.

•	Exposure to developed non-U.S. markets, primarily short maturity Eurozone holdings, was also positive for performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/11/87)
Low Duration Fund Class R	2.00%	5.15%	5.69%	6.70%
Merrill Lynch 1-3 Year Treasury Index	2.31%	5.45%	5.84%	—
Lipper Short Investment Grade Debt Fund Average	2.64%	5.00%	5.38%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,010	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.15% for Class R, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	58.3%
U.S. Government Agencies	18.4%
U.S. Treasury Obligations	6.7%
Corporate Bonds & Notes	6.5%
Mortgage-Backed Securities	5.6%
Other	4.5%
*	% of total investments as of March 31, 2004

8	PIMCO Bond Funds Annual Report | 3.31.04

A  R E A L  R E T U R N  S T R A T E G Y  F U N D

PIMCO Real Return Fund

•	The Fund seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

•	For the 12-month period ended March 31, 2004, the Fund’s Class R Shares returned 10.95%, versus 10.83% for the Lehman Brothers Global Real: U.S. TIPS Index.

•	For the 12-month period, 10 year real yields decreased by 0.51%, compared to a 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS (Treasury Inflation Protected Securities) and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 31, 2003. The 12-month CPI-U change for the period ending March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 7.02 years on March 31, 2004, compared to 7.85 years for the benchmark. The Fund’s duration was slightly longer than that of the benchmark for the first six months of the period, which as positive for performance as real yields dropped. However, these gains were mostly offset when the Fund reduced its holdings of TIPS to below-benchmark levels for the last three months of the period, which was negative for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS for the entire period. This was positive for performance as the real yield curve steepened.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund. Option writing added income to the Fund as rates stayed within our forecasted range.

•	The Fund’s emphasis on corporate bonds was positive as these securities generally outperformed Treasuries. An allocation to emerging market bonds was positive for performance as spreads on emerging market debt narrowed during the first three months of the period.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (1/27/97)
Real Return Fund Class R	10.95%	10.57%	—	8.68%
Lehman Brothers Global Real: U.S. TIPS Index	10.83%	10.58%	—	—
Lipper Intermediate U.S. Treasury Fund Average	9.65%	9.47%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,065	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.15% for Class R, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Treasury Obligations	89.3%
Corporate Bonds & Notes	5.2%
Other	5.5%
*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	9

A  S H O R T  D U R A T I O N  B O N D  F U N D

PIMCO Short-Term Fund

•	The Fund seeks maximum current income consistent with preservation of capital and daily liquidity by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Fund’s Class R Shares returned 1.38% for the 12-month period ended March 31, 2004, outperforming the Citigroup 3-Month Treasury Bill Index return of 1.00%.

•	A broader exposure to the yield curve enhanced returns; this strategy captured additional income and reaped gains by “rolling down” a steep short/intermediate maturity yield curve.

•	Holdings of both mortgages and corporates helped performance primarily due to the yield premiums provided by these securities.

•	Short maturity Eurozone exposure was positive; expectations of ECB easing rose in the face of weak European growth.

•	Eurodollar futures and written options strategies boosted returns.

•	An allocation to real return bonds was positive as these assets outperformed Treasuries of comparable duration.

•	Asset-backed bonds helped returns amid strong demand for their relatively high yields and collateral protection.

•	Emerging market bonds boosted returns and provided incremental yield and diversification.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (10/7/87)
Short-Term Fund Class R	1.38%	3.94%	4.97%	5.37%
Citigroup 3-Month Treasury Bill Index	1.00%	3.32%	4.24%	—
Lipper Ultra-Short Obligations Fund Average	1.42%	3.99%	4.81%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,006	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.15% for Class R, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	59.8%
Corporate Bonds & Notes	14.9%
Mortgage-Backed Securities	6.7%
Asset-Backed Securities	6.6%
U.S. Government Agencies	5.7%
Other	6.3%
*	% of total investments as of March 31, 2004

10	PIMCO Bond Funds Annual Report | 3.31.04

A N  E Q U I T Y - R E L A T E D  F U N D

PIMCO StocksPLUS Fund

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing, under normal circumstances, substantially all of its assets in S&P 500 derivatives, backed by a short-duration portfolio of fixed-income instruments.

•	Investor optimism and signs of economic recovery fueled a strong rally in the U.S. stock market.

•	For the 12-month period ended March 31, 2004 the S&P 500 Index delivered a total return of 35.12%. The Fund’s Class R Shares underperformed the Index slightly, posting a total return of 34.07%.

•	A broader exposure to the yield curve and longer duration resulted in the capture of yield premium and positive price benefits associated with the steep slope of the yield curve.

•	However, U.S. interest rates were volatile during this period, and the modest adverse price performance of certain maturities hurt performance.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as short-term European interest rates declined.

•	Corporate and mortgage holdings provided incremental yield and diversification.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/13/93)
StocksPLUS Fund Class R	34.07%	–0.84%	11.86%	11.21%
S&P 500 Index	35.12%	–1.20%	11.68%	—
Lipper Large-Cap Core Fund Average	31.22%	–2.34%	9.27%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (3/31/04)	$1,138	$1,025
Expenses Paid During Period	$7	$7

Expenses are equal to the expense ratio of 1.30% for Class R, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments**	67.0%
U.S. Government Agencies	7.5%
Mortgage-Backed Securities	6.6%
Asset-Backed Securities	5.7%
Corporate Bonds & Notes	5.2%
Other	8.0%
*	% of total investments as of March 31, 2004
**	Primarily serving as collateral for equity-linked derivative positions.

PIMCO Bond Funds Annual Report | 3.31.04	11

AN  INTERMEDIATE  DURATION  BOND  FUND

PIMCO Total Return Fund

•	PIMCO Total Return Fund seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities with quality and non-U.S. issuer restrictions.

•	The Fund’s Class R Shares outperformed the Lehman Brothers Aggregate Bond Index for the 12-month period ended March 31, 2004, returning 5.42% versus 5.40% for the benchmark.

•	The Fund’s duration relative to the benchmark detracted from returns. Above-benchmark duration in July 2003 was negative as yields increased sharply, and below-benchmark duration in early 2004 was negative as yields steadily declined amid labor market weakness.

•	An emphasis on intermediate maturities for most of the period was neutral as the shape of the yield curve did not significantly change. However, this positioning enhanced security returns via “roll down,” or price appreciation, as bonds are revalued at lower yields over time, given the steepness of the yield curve.

•	A below-benchmark weighting in mortgages was a slight positive; interest rate volatility caused the sector to lag Treasuries after adjusting for duration.

•	A corporate underweight was negative, as strengthening fundamentals and strong foreign demand for higher yielding dollar-denominated assets drove spreads tighter.

•	Non-U.S. holdings, mainly short-maturity Eurozone exposure, were a strong positive as expectations of ECB easing rose in the face of weak European growth.

•	Emerging market bonds helped returns as improved credit quality, a broader investor base and increasing commodity prices sustained their rally.

•	Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive as real yields fell throughout the period.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/11/87)
PIMCO Total Return Fund Class R	5.42%	7.21%	7.42%	8.37%
Lehman Brothers Aggregate Bond Index	5.40%	7.29%	7.54%	—
Lipper Intermediate Investment Grade Debt Fund Average	5.44%	6.45%	6.71%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R

Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,031	$1,025
Expenses Paid During Period	$6	$6

Expenses are equal to the expense ratio of 1.15% for Class R, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments	55.7%
U.S. Government Agencies	18.9%
U.S. Treasury Obligations	8.2%
Corporate Bonds & Notes	5.5%
Other	11.7%
*	% of total investments as of March 31, 2004

12	PIMCO Bond Funds Annual Report | 3.31.04

Summary Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

AUSTRALIA

Total Australia (h) (Cost $6,147)			$6,179	0.4%

AUSTRIA (k)(l)

Republic of Austria
5.000% due 07/15/2012	EC	12,700	16,932	1.1%

Total Austria (Cost $14,019)			16,932	1.1%

BELGIUM (k)(l)

Kingdom of Belgium
7.500% due 07/29/2008	EC	10,500	15,268	1.0%
6.250% - 7.000% due 11/21/2004 - 03/28/2007 (c)	BF	184,600	7,657	0.5%

Total Belgium (Cost $18,051)			22,925	1.5%

BRAZIL

Total Brazil (h) (Cost $7,004)			7,063	0.5%

CANADA (k)(l)

Commonwealth of Canada
6.000% due 06/01/2008	C$	34,300	28,857	1.8%
5.500% due 06/01/2009		17,400	14,436	0.9%
5.500% due 06/01/2010		17,300	14,363	0.9%
6.000% due 06/01/2011		12,700	10,833	0.7%

Total Canada (Cost $60,432)			68,489	4.3%

CAYMAN ISLANDS (k)(l)

MBNA Master Credit Card Trust
2.206% due 10/19/2006 (a)	EC	8,100	9,957	0.6%
Other Cayman Islands (h)			11,658	0.8%

Total Cayman Islands (Cost $21,639)			21,615	1.4%

CHILE

Total Chile (h) (Cost $2,005)			2,135	0.1%

DENMARK

Total Denmark (h) (Cost $2,777)			4,343	0.3%

FRANCE (k)(l)

Republic of France
7.250% due 04/25/2006	EC	7,000	9,475	0.6%
5.250% due 04/25/2008		47,000	63,004	4.0%
4.000% due 04/25/2009		4,050	5,186	0.3%
4.000% due 10/25/2009		30,070	38,351	2.4%
Other France (h)			1,239	0.1%

Total France (Cost $84,501)			117,255	7.4%

GERMANY (k)(l)

Republic of Germany
4.125% due 07/04/2008	EC	16,500	$21,251	1.4%
4.500% due 07/04/2009		20,300	26,555	1.7%
5.250% due 07/04/2010		30,700	41,670	2.6%
5.250% due 01/04/2011		28,400	38,599	2.4%
5.000% due 01/04/2012		56,300	75,420	4.8%
5.000% due 07/04/2012		24,500	32,734	2.1%
4.500% due 01/04/2013		47,885	61,856	3.9%
6.500% due 07/04/2027		75,260	116,005	7.3%
5.625% due 01/04/2028		11,630	16,112	1.0%
3.000% - 6.250% due 09/24/2004 - 01/04/2031 (c)		20,968	27,641	1.8%
Other Germany (h)			10,588	0.7%

Total Germany (Cost $425,865)			468,431	29.7%

IRELAND

Total Ireland (h) (Cost $3,449)			4,565	0.3%

ITALY (k)(l)

Republic of Italy
7.750% due 11/01/2006	EC	5,700	7,924	0.5%
Other Italy (h)			13,361	0.9%

Total Italy (Cost $18,172)			21,285	1.4%

JAPAN (k)(l)

Government of Japan
0.300% due 12/20/2007	JY	17,180,000	164,610	10.4%
1.900% due 09/20/2022		1,620,000	15,715	1.0%

Total Japan (Cost $160,473)			180,325	11.4%

LIBERIA
Total Liberia (h) (Cost $2,223)			2,229	0.1%

LUXEMBOURG

Total Luxembourg (h) (Cost $5,666)			6,036	0.4%

MEXICO

Total Mexico (h) (Cost $2,913)			3,495	0.2%

NETHERLANDS (k)(l)

Kingdom of Netherlands
6.000% due 01/15/2006	EC	12,000	15,723	1.0%
Other Netherlands (h)			12,730	0.8%

Total Netherlands (Cost $24,494)			28,453	1.8%

NEW ZEALAND

Total New Zealand (h) (Cost $3,134)			4,328	0.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	13

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
PANAMA

Total Panama (h) (Cost $2,898)			$3,386	0.2%

PERU

Total Peru (h) (Cost $7,857)			9,132	0.6%

RUSSIA

Total Russia (h) (Cost $4,602)			4,618	0.3%

SOUTH AFRICA

Total South Africa (h) (Cost $2,817)			2,818	0.2%

SPAIN (j)(k)

Kingdom of Spain
5.150% due 07/30/2009	EC	37,730	50,851	3.2%
5.350% due 10/31/2011		11,100	15,143	1.0%
Other Spain (h)			5,358	0.3%

Total Spain (Cost $52,776)			71,352	4.5%

SUPRANATIONAL (k)(l)

Eurofima
4.750% due 07/07/2004	SK	60,900	8,117	0.5%

Total Supranational (Cost $7,055)			8,117	0.5%

SWEDEN

Total Sweden (h) (Cost $2,676)			3,828	0.2%

TUNISIA

Total Tunisia (h) (Cost $309)			313	0.0%

UNITED KINGDOM (k)(l)

Haus Ltd.
2.347% due 12/14/2037 (a)	EC	7,048	8,693	0.6%
United Kingdom Gilt
4.000% due 03/07/2009	BP	1,950	3,489	0.2%
5.000% due 03/07/2012		34,100	63,853	4.0%
8.000% due 09/27/2013		24,800	56,956	3.6%
5.000% due 09/07/2014		8,170	15,339	1.0%
Other United Kingdom (h)			10,089	0.6%

Total United Kingdom (Cost $153,057)			158,419	10.0%

UNITED STATES

Asset-Backed Securities
Total Asset-Backed Securities (h)			26,773	1.7%

Corporate Bonds & Notes
Total Corporate Bonds & Notes (h)			71,314	4.5%

Mortgage-Backed Securities
J.P. Morgan Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		$10,100	$11,612	0.7%
Other Mortgage-Backed Securities (h)			21,406	1.4%

			33,018	2.1%

Municipal Bonds & Notes
Total Municipal Bonds & Notes (h)			41,545	2.6%

Preferred Security
Total Preferred Security (h)			6,816	0.4%

U.S. Government Agencies
Fannie Mae
4.640% due 01/30/2008		13,700	13,864	0.9%
1.210% - 6.500% due 08/16/2006 - 03/25/2034 (c)		10,323	10,633	0.7%
Freddie Mac
5.750% due 04/29/2009		7,855	7,882	0.5%
3.333% - 9.050% due 05/15/2009 - 08/01/2032 (c)		12,473	12,788	0.8%
Small Business Administration
5.980% due 11/01/2022		7,769	8,440	0.5%
6.344% - 6.640% due 02/10/2011 - 08/10/2011		8,199	8,930	0.6%
Tennessee Valley Authority
4.875% due 12/15/2016		16,050	17,456	1.1%
5.880% due 04/01/2036		8,145	9,267	0.6%
5.980% due 04/01/2036		1,855	2,072	0.1%
Other U.S. Government Agencies (h)		16,973	17,625	1.1%

			108,957	6.9%

U.S. Treasury Obligations
Treasury Inflation Protected Securities (b)
3.500% due 01/15/2011		40,375	47,099	3.0%
3.000% due 07/15/2012		12,511	14,244	0.9%
2.000% - 4.250% due 01/15/2010 - 04/15/2028 (c)		4,492	5,506	0.4%
U.S. Treasury Bonds
7.500% due 11/15/2016		14,800	19,516	1.2%
8.125% due 08/15/2019		10,400	14,593	0.9%
6.250% due 08/15/2023		15,200	18,078	1.1%
U.S. Treasury Notes
5.000% due 08/15/2011		13,365	14,731	0.9%
4.000% due 02/15/2014		13,300	13,479	0.9%
U.S. Treasury Strips
0.000% due 08/15/2019		35,400	16,795	1.1%
0.000% due 08/15/2020		18,900	8,420	0.5%

			172,461	10.9%

Total United States (Cost $449,186)			460,884	29.1%

SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.010% - 1.015% due 06/30/2004 - 07/01/2004 (c)		17,300	17,255	1.1%
Freddie Mac
1.010% due 07/15/2004		12,900	12,861	0.8%
Rabobank USA Financial Corp.
1.060% due 04/01/2004		18,900	18,900	1.2%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		43,300	43,300	2.7%
Other Commerical Paper (h)			7,693	0.5%

			100,009	6.3%

Repurchase Agreement
State Street Bank
1.000% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,362. Repurchase proceeds are $4,272.)		4,272	4,272	0.3%

14	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets
U.S. Treasury Bills 0.998% due 06/03/2004-06/17/2004 (c)(d)(e)	$46,330	$46,235	2.9%

Total Short-Term Instruments (Cost $150,527)		150,516	9.5%

Total Investments (Cost $1,696,724)		$1,859,466	117.7%

Written Options (i) (Premiums $9,019)		(15,768)	(1.0)%

Other Assets and Liabilities (Net)		(264,370)	(16.7)%

Net Assets		$1,579,328	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $14,555 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Purchased Put Options Strike @ 107.500	06/2004	280	$0
Euro-Bund Purchased Put Options Strike @ 108.500	06/2004	10	0
Euribor Purchased Put Options Strike @ 93.000	12/2004	91	(12)
Euribor June Long Futures	06/2005	115	93
Euro-Bobl 5-Year Note Long Futures	06/2004	459	530
Euro-Bund 10-Year Note Long Futures	06/2004	965	1,226
Eurodollar June Long Futures	06/2004	177	367
Eurodollar June Short Futures	06/2004	177	(175)
Government of Japan 10-Year Note Long Futures	06/2004	190	(1,507)
U.S. Treasury 10-Year Note Long Futures	06/2004	2,489	3,179
U.S. Treasury 30-Year Bond Long Futures	06/2004	61	177

			$3,878

(e) Securities with an aggregate market value of $27,450 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(f) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Broters, Inc. Exp. 03/15/2016	BP	30,200	$(616)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		10,120	(258)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		21,100	30
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018	BP	30,300	15
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		60,000	24
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/20/2018		11,600	(50)
Receive a fixed rate equal to 5.000% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/18/2008	C$	18,000	90
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	23,400	218
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		119,750	1,395
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		84,700	905
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		13,200	124
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		100,000	(310)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 3.750%.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2012		9,900	(249)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012		89,700	(10,128)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		72,300	(4,410)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		24,100	183
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		51,000	281

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	15

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/20/2018	EC	20,500	$98
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		57,050	244
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		78,100	417
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2031		4,000	(892)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	86,600	(806)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		117,000	(1,378)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2007	JY	525,000	26
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 1.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/24/2011		500,000	(20)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		2,008,000	(176)
Receive a fixed rate equal to 1.315% and pay floating rate based on 6-month JY-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/18/2013	JY	600,000	$(29)
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		3,410,000	65
Receive a fixed rate equal to 4.500% and pay floating rate based on 3-month SK-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2008	SK	48,000	112
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$4,400	3
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		2,400	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		$1,700	$0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		2,200	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005		4,800	40
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005		6,000	54
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005		4,800	8
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		22,200	(817)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009		6,700	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2014		8,600	(531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014		74,100	(3,660)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2014		2,000	17
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014		113,100	(5,531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2024		57,500	(3,612)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024		72,900	$(4,799)

			$(33,923)

16	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation
Call & Put - OTC% U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	6,220	$404

(h)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.
(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$110.000	05/21/2004	104	$48	$18
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	122	194	269
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	335	469	518
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	145	163	163

				$874	$968

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$8,300	$62	$89
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	06/14/2004	18,600	291	365
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%**	10/04/2004	700	23	84
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%*	10/04/2004	700	31	1
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	84,000	2,493	6,242
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	66,900	510	74
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	66,900	688	1,002
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	8,700	195	744
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500	%**	01/07/2005	42,500	1,944	3,631
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	7.000	%*	01/07/2005	2,500	48	3
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%**	08/04/2005	4,100	145	354
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%*	08/04/2005	4,100	212	59
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	1,175
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	194
Call - OTC 10 - Year Interest Rate Swap	Goldman Sachs & Co.	4.375	%**	12/15/2006	2,900	38	68
Call - OTC 30 - Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	10,000	297	715

						$8,145	$14,800

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(j)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	5.500	05/15/2009	$13,500	$15,254	$15,276
U.S. Treasury Note	3.000	07/15/2012	12,466	14,193	14,231
U.S. Treasury Note	3.625	05/15/2013	126,725	125,953	125,800
U.S. Treasury Note	4.250	08/15/2013	55,060	57,073	56,074

				$212,473	$211,381

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	17

Summary Schedule of Investments (Cont.)

Foreign Bond Fund

March 31, 2004

(k)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	A$	4,743	04/2004	$57	$0	$57
Buy	BP	43,032	04/2004	916	0	916
Sell		52,269	04/2004	208	(254)	(46)
Buy	BR	3,434	04/2004	15	0	15
Buy		892	05/2004	1	0	1
Sell	C$	92,854	04/2004	0	(1,021)	(1,021)
Buy	CP	72,806	04/2004	1	0	1
Buy	DK	1,861	06/2004	3	0	3
Sell		42,744	06/2004	0	(42)	(42)
Buy	EC	75,013	04/2004	116	(139)	(23)
Sell		651,079	04/2004	4,489	0	4,489
Buy	H$	19,526	04/2004	0	(4)	(4)
Buy		2,722	05/2004	0	0	0
Buy		2,668	06/2004	0	0	0
Buy	JY	692,837	04/2004	1	0	1
Sell		17,875,550	05/2004	0	(10,134)	(10,134)
Buy	KW	354,105	04/2004	3	0	3
Buy		349,350	05/2004	3	0	3
Buy		1,026,929	06/2004	7	0	7
Buy	MP	4,371	05/2004	0	(6)	(6)
Sell	N$	5,601	04/2004	0	(33)	(33)
Buy	PN	1,190	05/2004	0	0	0
Buy	RR	9,534	04/2004	0	(1)	(1)
Buy		12,830	05/2004	0	(1)	(1)
Buy	S$	483	04/2004	2	0	2
Buy		592	05/2004	3	0	3
Buy	SK	143	06/2004	0	0	0
Sell		88,173	06/2004	1	0	1
Buy	SR	2,163	05/2004	17	0	17
Buy	SV	10,935	05/2004	1	0	1
Buy	T$	14,904	05/2004	3	0	3

				$5,847	$(11,635)	$(5,788)

(l)	Principal amount denoted in indicated currency:

A$	- Australian Dollar
BF	- Belgian Franc
BP	- British Pound
BR	- Brazilian Real
C$	- Canadian Dollar
CP	- Chilean Peso
DK	- Danish Krone
EC	- Euro
H$	- Hong Kong Dollar
JY	- Japanese Yen
KW	- South Korean Won
MP	- Mexican Peso
N$	- New Zealand Dollar
PN	- Peruvian New Sol
RR	- Russian Ruble
S$	- Singapore Dollar
SK	- Swedish Krona
SR	- South African Rand
SV	- Slovakian Koruna
T$	- Taiwan Dollar

18	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Bluewater Finance Ltd.
10.250% due 02/15/2012	$39,540	$41,319	0.6%
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	126,430	128,484	1.7%
8.000% due 03/25/2009	150,350	151,666	2.0%
Gemstone Investors Ltd.
7.710% due 10/31/2004	48,493	48,614	0.7%
Mizuho Preferred Capital CO.
8.790% due 12/29/2049 (b)	37,492	42,553	0.6%
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	71,275	61,653	0.8%
Rotech Healthcare, Inc.
9.500% due 04/01/2012	40,512	43,753	0.6%
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (b)	167,969	186,439	2.5%
Other Banking & Finance (c)		376,270	5.1%

		1,080,751	14.6%

Industrials
AEC Ironwood LLC
8.857% due 11/30/2025	51,664	56,313	0.8%
Allied Waste North America, Inc.
9.250% due 09/01/2012	32,275	36,874	0.5%
6.500% - 10.000% due 04/01/2008 - 11/15/2010 (a)	83,434	89,798	1.2%
American Media Operations, Inc.
10.250% due 05/01/2009	38,254	40,262	0.5%
Crown European Holdings S.A.
9.500% due 03/01/2011	37,100	41,830	0.6%
10.875% due 03/01/2013	22,120	25,880	0.3%
CSC Holdings, Inc.
7.625% due 04/01/2011	42,153	44,682	0.6%
6.750% - 8.125% due 12/15/2007 - 04/15/2012 (a)	32,405	33,925	0.5%
DirecTV Holdings LLC
8.375% due 03/15/2013	35,195	40,298	0.5%
Dresser, Inc.
9.375% due 04/15/2011	42,240	46,253	0.6%
El Paso Corp.
6.750% - 7.875% due 09/01/2008 - 01/15/2032 (a)	82,600	70,659	1.0%
Ferrellgas Partners LP
8.780% due 08/01/2007 (h)	14,000	15,881	0.2%
8.870% due 08/01/2009 (h)(k)	7,300	8,557	0.1%
6.990% - 8.750% due 08/01/2005 - 06/15/2012 (a)	51,188	55,652	0.8%
Georgia-Pacific Corp.
9.125% due 07/01/2022	38,982	40,493	0.5%
8.000% - 9.500% due 02/01/2013 - 05/15/2031 (a)	77,604	82,208	1.1%
Hanover Equipment Trust
8.500% due 09/01/2008	51,295	55,142	0.7%
Hilton Hotels Corp.
7.625% due 12/01/2012	43,285	49,940	0.7%
Hollinger International Publishing
9.000% due 12/15/2010	37,446	41,378	0.6%
ISP Chemco, Inc.
10.250% due 07/01/2011	39,455	44,880	0.6%
Mandalay Resort Group
9.375% due 02/15/2010	59,537	71,221	1.0%
6.500% - 7.625% due 07/31/2009 - 07/15/2013 (a)	14,360	15,759	0.2%
Mediacom Broadband LLC
11.000% due 07/15/2013	35,075	37,706	0.5%
MGM Mirage, Inc.
8.375% due 02/01/2011	42,330	49,103	0.7%
Midwest Generation LLC
8.300% due 07/02/2009	3,900	4,036	0.1%
8.560% due 01/02/2016	92,755	98,784	1.3%
Owens-Brockway Glass Container, Inc.
7.750% - 8.875% due 02/15/2009 - 05/15/2013 (a)	76,885	81,920	1.1%
PanAmSat Corp.
8.500% due 02/01/2012	60,228	63,239	0.9%
Park Place Entertainment Corp.
7.000% due 04/15/2013	44,538	48,769	0.7%
Peabody Energy Corp.
6.875% due 03/15/2013	40,930	44,409	0.6%
Quebecor Media, Inc.
11.125% due 07/15/2011	37,679	43,425	0.6%
Qwest Corp.
9.125% due 03/15/2012	45,430	51,790	0.7%
7.200% - 8.875% due 11/01/2004 - 06/01/2031 (a)	31,880	33,012	0.4%
Roundy’s, Inc.
8.875% due 06/15/2012	33,703	37,242	0.5%
Tenet Healthcare Corp.
7.375% due 02/01/2013	68,890	62,518	0.8%
6.375% - 6.500% due 12/01/2011 - 06/01/2012 (a)	30,750	26,715	0.4%
Tenneco Automotive, Inc.
10.250% due 07/15/2013	32,050	37,018	0.5%
Williams Cos., Inc.
7.875% due 09/01/2021	35,915	36,544	0.5%
6.625% - 8.750% due 11/15/2004 - 03/15/2032 (a)	102,107	106,980	1.4%
Other Industrials (c)		1,990,369	26.9%

		3,861,464	52.2%

Utilities
AES Corp.
8.750% due 05/15/2013	71,765	79,300	1.1%
8.540% - 10.000% due 12/12/2005 - 11/30/2019 (a)	47,872	51,538	0.7%
American Cellular Corp.
10.000% due 08/01/2011	38,475	37,128	0.5%
CMS Energy Corp.
7.000% due 01/15/2005	40,164	40,967	0.6%
7.500% - 9.875% due 11/15/2004 - 08/01/2010 (a)	61,005	63,683	0.8%
Edison International, Inc.
6.875% due 09/15/2004	37,684	38,438	0.5%
NRG Energy, Inc.
8.000% due 12/15/2013	39,395	40,872	0.6%
PSEG Energy Holdings, Inc.
8.500% due 06/15/2011	51,885	57,852	0.8%
7.750% - 10.000% due 04/16/2007 - 10/01/2009 (a)	34,845	38,871	0.5%
TECO Energy, Inc.
7.500% due 06/15/2010	36,950	39,998	0.5%
Other Utilities (c)		328,556	4.4%

		817,203	11.0%

Total Corporate Bonds & Notes (Cost $5,516,176)		5,759,418	77.8%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (c) (Cost $3,918)		3,948	0.1%

U.S. GOVERNMENT AGENCIES

Total U.S. Government Agencies (c) (Cost $66)		66	0.0%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	19

Summary Schedule of Investments (Cont.)

High Yield Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

MORTGAGE-BACKED SECURITIES

Continental Airlines, Inc.
6.920% due 04/02/2013 (i)		$28,504	$29,116	0.4%
Other Mortgage-Backed Securities (c)		4,517	2,256	0.0%

Total Mortgage-Backed Securities (Cost $29,728)			31,372	0.4%

ASSET-BACKED SECURITIES

AES Corp.
5.320% due 07/29/2008 (b)		1,429	1,449	0.0%
Georgia-Pacific Corp.
2.915% - 2.925% due 11/03/2005 (a)		936	930	0.0%
Qwest Corp.
6.500% due 06/30/2007 (b)		76,500	79,281	1.1%
6.950% due 06/05/2010 (b)		8,500	8,632	0.1%
Other Asset-Backed Securities (c)			199,637	2.7%

Total Asset-Backed Securities (Cost $284,922)			289,929	3.9%

SOVEREIGN ISSUES

Republic of Brazil
8.000% due 04/15/2014		79,851	78,384	1.1%
11.000% due 08/17/2040		36,750	39,433	0.6%
2.000% - 12.250% due 04/15/2006 - 01/20/2034 (a)		101,173	105,340	1.4%
Republic of Panama
8.875% - 10.750% due 02/08/2011 - 04/01/2029 (a)		77,842	91,154	1.2%
Republic of Peru
9.125% due 02/21/2012		59,715	67,926	0.9%
4.500% - 9.875% due 01/15/2008 - 03/07/2017 (a)		30,023	32,864	0.4%
Russian Federation
5.000% due 03/31/2030 (b)		55,638	55,860	0.8%
Other Sovereign Issues (c)			29,925	0.4%

Total Sovereign Issues (Cost $463,777)			500,886	6.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Crown European Holdings S.A.
10.250% due 03/01/2011	EC	9,000	12,498	0.2%
El Paso Corp.
5.750% - 7.125% due 03/14/2006 - 05/06/2009 (a)		33,920	36,456	0.4%
Other Foreign Currency - Denominated Issues (c)			242,061	3.3%

Total Foreign Currency-Denominated Issues (Cost $237,789)			291,015	3.9%

CONVERTIBLE BONDS & NOTES

Banking & Finance
Total Banking & Finance (c)			21,368	0.3%

Healthcare
Total Healthcare (c)			975	0.0%

Industrials
Total Industrials (c)			53,290	0.7%

Utilities
Total Utilities (c)			19,266	0.3%

Total Convertible Bonds & Notes (Cost $92,628)			94,899	1.3%

PURCHASED PUT OPTIONS

Total Purchased Put Options (c) (Cost $28)			35	0.0%

COMMON STOCKS

Total Common Stocks (c) (Cost $9,321)			4,088	0.1%

CONVERTIBLE PREFERRED STOCK

Total Convertible Preferred Stock (c) (Cost $4,170)			3,012	0.0%

PREFERRED STOCK
	Shares

Cablevision Systems New York Group 11.125% due 04/01/2008		429,785	45,020	0.6%
Other Preferred Stock (c)			59,784	0.8%

Total Preferred Stock (Cost $101,735)			104,804	1.4%

SHORT-TERM INSTRUMENTS
	Principal Amount (000s)

Commercial Paper
Fannie Mae
1.010% due 07/01/2004 - 07/20/2004 (a)		$37,929	37,821	0.5%
Federal Home Loan Bank
1.010% due 04/01/2004		40,000	40,000	0.6%
UBS Finance, Inc.
1.020% due 06/23/2004 - 06/28/2004 (a)		84,200	83,997	1.1%

			161,818	2.2%

Repurchase Agreement
0.800% due 04/01/2004		29,254	29,254	0.4%

(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $29,844. Repurchase proceeds are $29,255.)
U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (a)(d)(e)		44,770	44,678	0.6%

Total Short-Term Instruments (Cost $235,766)			235,750	3.2%

Total Investments (Cost $6,980,024)			$7,319,222	98.9%
Written Options (g) (Premiums $24,892)			(22,755)	(0.3)%
Other Assets and Liabilities (Net)			103,877	1.4%

Net Assets			$7,400,344	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(b)	Variable rate security.
(c)	Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

20	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(d) Securities with an aggregate market value of $16,490 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 89.000	03/2005	1,915	$(26)
Euro-Bobl 5-Year Note Long Futures	06/2004	1,576	2,683
Euribor June Long Futures	06/2005	705	699
Euribor September Long Futures	09/2005	314	(38)
Euribor December Long Futures	12/2005	896	(203)
Eurodollar March Long Futures	03/2005	258	152
Eurodollar March Long Futures	03/2006	766	(240)
Eurodollar June Long Futures	06/2005	766	(231)
Eurodollar September Long Futures	09/2005	766	(231)
Eurodollar December Long Futures	12/2004	169	452
Eurodollar December Long Futures	12/2005	766	(221)

			$2,796

(e) Securities with an aggregate market value of $27,951 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(f) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	$5,000	$(18)
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Hilton Hotels Corp. 3.375% due 04/15/2023.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	4
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	16,000	16
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	6,000	5
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	15
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Royal Caribbean Cruises Ltd. 0.00% due 05/18/2021.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	10
Receive a fixed rate equal to 1.760% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Credit Suisse First Boston Exp. 07/20/2004	10,000	29
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of FirstEnergy Corp. 5.500% due 11/15/2006.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/07/2004	5,000	10
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.350% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: UBS Warburg LLC Exp. 09/20/2004	10,000	26
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004	8,000	31
Receive a fixed rate equal to 1.520% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	5,000	9
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,000	2
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Ford Motor Co. 7.250% due 10/01/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2004	10,000	(12)
Receive a fixed rate equal to 6.750% and the Fund will pay to the counterparty at par in the event of default of Xerox Corp. 9.750% due 01/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 12/20/2004	5,000	191
Receive a fixed rate equal to 1.040% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/07/2005	18,500	43
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	5,000	42
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	21

Summary Schedule of Investments (Cont.)

High Yield Fund

March 31, 2004

Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Citizen Communications Co. 9.250% due 05/15/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	$2,000	$0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Electronic Data Systems Corp. 7.125% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Harrah’s Operating Co. 8.000% due 02/01/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 11/15/2028.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 6.875% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,000	60
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/20/2005	8,000	172
Pay a fixed rate equal to 1.420% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	(30)
Pay a fixed rate equal to 1.450% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	(15)
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	102
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	41
Receive a fixed rate equal to 2.950% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc.7.750% due 04/16/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/04/2006	6,500	256
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc. 8.625% due 02/15/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2006	5,000	206
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	37,500	(993)
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: Credit Suisse First Boston Exp. 03/20/2009	5,000	(132)
Receive a fixed rate equal to 4.100% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	40,000	(1,310)
Receive a fixed rate equal to 3.250% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% to 03/31/2007 and 7.500% thereafter due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2013	20,000	1,121
Receive a fixed rate equal to 3.270% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/28/2013	17,000	977
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	192,200	(12,214)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2024	12,000	(864)

		$(12,099)

22	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(g) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	1,572	$911	$98
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	1,454	1,426	182
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	2,070	2,262	3,202
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	956	564	971

				$5,163	$4,453

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.750	%**	07/19/2004	$182,900	$1,491	$2,259
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	182,900	1,097	168
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	117,800	2,780	7,100
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	206,100	3,566	211
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500	%**	01/07/2005	4,400	91	376
Call - OTC 7-Year Interest Rate Swap	Wachovia Bank, N.A.	5.500	%**	01/07/2005	72,100	3,482	6,167
Call - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	4.000	%**	10/07/2004	68,300	1,052	787
Put - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	6.500	%*	10/07/2004	68,300	2,015	71
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/07/2004	92,500	1,512	1,066
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	6.500	%*	10/07/2004	92,500	2,643	97

						$19,729	$18,302

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(h) Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Bombardier Capital, Inc.	08/11/2003	$21,178	$23,047	0.31%
Continental Airlines, Inc.	07/01/2003	25,471	29,116	0.39
Ferrellgas Partners LP	06/30/2003	15,264	15,881	0.21
Ferrellgas Partners LP	06/30/2003	8,146	8,557	0.12
Rocky River Realty	11/22/2000	1,589	1,763	0.02
Wilmington Trust Co.-Tucson Electric	01/07/1993 - 05/16/2003	7,602	8,628	0.12
Wilmington Trust Co.-Tucson Electric	06/29/1993	368	408	0.01

		$79,618	$87,400	1.18%

(i) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	9,763	04/2004	$109	$0	$109
Sell		292,921	04/2004	2,188	0	2,188
Buy	JY	8,147,506	05/2004	4,620	0	4,620

				$6,917	$0	$6,917

(j) Principal amount denoted in indicated currency:

EC - Euro

JY - Japanese Yen

(k) The aggregate value of fair valued securities is $43,955, which is 0.59% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	23

Summary Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Pemex Project Funding Master Trust 2.650% due 01/07/2005 (a)		$54,400	$54,626	0.4%
Verizon Wireless Capital LLC 1.190% due 05/23/2005 (a)		60,200	60,159	0.4%
Other Banking & Finance (b)			276,791	1.9%

			391,576	2.7%

Industrials
Waste Management, Inc. 6.500% due 05/15/2004		65,500	65,849	0.4%
Other Industrials (b)			161,737	1.1%

			227,586	1.5%

Utilities
France Telecom S.A. 8.200% due 03/01/2006		66,900	73,971	0.5%
Pacific Gas & Electric Co. 1.810% due 04/03/2006 (a)		90,000	90,052	0.6%
Other Utilities (b)			177,398	1.2%

			341,421	2.3%

Total Corporate Bonds & Notes (Cost $974,460)			960,583	6.5%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (b) (Cost $198,866)			198,938	1.4%

U.S. GOVERNMENT AGENCIES

Fannie Mae
6.000% due 07/01/2017		85,221	89,849	0.6%
5.500% due 09/01/2017		55,348	57,739	0.4%
5.000% due 10/01/2017		59,110	61,593	0.4%
5.500% due 10/01/2017		118,471	123,589	0.8%
5.500% due 11/01/2017		98,426	102,678	0.7%
5.000% due 01/01/2018		88,990	91,588	0.6%
5.000% due 02/01/2018		109,889	113,112	0.8%
5.500% due 03/01/2018		62,957	65,676	0.4%
5.000% due 05/01/2018		150,323	154,727	1.0%
5.000% due 06/01/2018		259,465	267,074	1.8%
5.000% due 07/01/2018		171,241	176,258	1.2%
5.000% due 08/01/2018		102,643	105,654	0.7%
5.000% due 09/01/2018		71,348	73,441	0.5%
5.000% due 04/25/2033		139,977	142,568	1.0%
0.950% - 16.000% due 06/01/2005 - 11/01/2039 (d)		690,828	718,838	5.0%
Freddie Mac
6.500% due 07/25/2043		114,301	122,659	0.8%
1.540% - 16.000% due 07/01/2004 - 04/15/2034 (d)		144,416	142,984	1.0%
Other U.S. Government Agencies (h)			108,931	0.7%

Total U.S. Government Agencies (Cost $2,668,558)			2,718,958	18.4%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007		100,396	110,675	0.7%
3.625% due 01/15/2008		319,280	361,460	2.4%
3.875% due 01/15/2009		407,714	473,761	3.3%
3.500% - 4.250% due 01/15/2010 - 01/15/2011 (d)		28,388	33,411	0.2%
U.S. Treasury Note
1.875% - 7.875% due 05/31/2004 - 11/15/2004 (d)		1,194	1,214	0.0%

Total U.S. Treasury Obligations (Cost $940,884)			980,521	6.6%

MORTGAGE-BACKED SECURITIES

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031		48,441	49,575	0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.948% due 01/25/2034 (a)		64,853	65,977	0.4%
5.467% due 03/25/2033 (a)		53,104	54,587	0.4%
4.238% - 6.037% due 11/25/2030 - 03/25/2033 (d)		68,396	69,422	0.5%
Countrywide Alternative Loan Trust
6.500% due 06/25/2033		78,788	81,551	0.5%
Impac CMB Trust
1.340% due 01/25/2034 (a)		53,596	53,656	0.4%
MASTR Asset Securitization Trust
5.500% due 09/25/2033		56,927	57,268	0.4%
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (a)		54,827	54,653	0.4%
Other Mortgage-Backed Securities (b)			331,772	2.2%

Total Mortgage-Backed Securities (Cost $820,286)			818,461	5.5%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (b) (Cost $201,015)			202,296	1.4%

SOVEREIGN ISSUES

Republic of Brazil
2.000% due 04/15/2006 (a)		52,280	51,335	0.4%
Other Sovereign Issues (b)			43,691	0.3%

Total Sovereign Issues (Cost $92,683)			95,026	0.7%

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)

Republic of Germany
5.250% due 07/04/2010	EC	47,800	64,880	0.4%

Total Foreign Currency-Denominated Issues (Cost $63,957)			64,880	0.4%

PREFERRED SECURITY

	Shares

DG Funding Trust
3.413% due 12/29/2049 (b)		9,576	101,984	0.7%

Total Preferred Security (Cost $100,904)			101,984	0.7%

PREFERRED STOCK

Total Preferred Stock (a) (Cost $6,161)			4,465	0.0%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)

Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 04/15/2004 - 05/28/2004 (d)	$125,700	125,700	0.8%
Citibank New York N.A.
1.030% - 1.035% due 04/22/2004 - 04/30/2004 (d)	150,000	150,000	1.0%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	100,000	100,000	0.7%

		375,700	2.5%

Commercial Paper
CDC Commercial Corp.
1.040% due 05/18/2004	50,000	49,932	0.3%

24	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)	% of Net Assets

Danske Corp.
1.030% due 05/11/2004		$50,000	$49,943	0.3%
Fannie Mae
1.010% - 1.020% due 05/05/2004 - 07/20/2004 (d)		1,777,600	1,773,493	12.1%
Federal Home Loan Bank
0.995% - 1.010% due 04/01/2004 - 05/26/2004 (d)		1,319,700	1,318,793	8.9%
Freddie Mac
1.000% - 1.040% due 04/20/2004 - 07/15/2004 (d)		667,400	666,684	4.5%
General Electric Capital Corp.
1.030% due 04/26/2004		50,000	49,964	0.3%
Nestle Capital Corp.
1.010% due 04/21/2004		50,000	49,972	0.3%
Pfizer, Inc.
1.010% due 06/01/2004 - 06/04/2004 (d)		86,500	86,343	0.6%
Rabobank USA Financial Corp.
1.025% - 1.060% due 04/01/2004 - 04/20/2004 (d)		444,100	444,073	3.0%
Royal Bank of Scotland PLC
1.025% due 05/06/2004		147,900	147,753	1.0%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		406,900	406,900	2.8%
UBS Finance, Inc.
1.010% - 1.070% due 04/05/2004 - 06/29/2004 (d)		446,900	446,629	3.0%
Other Commercial Paper (b)			46,253	0.3%

			5,536,732	37.4%

Belgium Treasury Bills
Kingdom of Belgium
0.010% due 07/15/2004	EC	141,800	173,727	1.2%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $12,547. Repurchase proceeds are $12,296.)		$12,296	12,296	0.1%

U.S. Treasury Bills
1.015% due 04/22/2004 - 06/17/2004 (c)(d)(f)		2,501,855	2,498,848	16.9%

Total Short-Term Instruments (Cost $8,598,427)			8,597,303	58.1%

Total Investments (Cost $14,666,201)			$14,743,415	99.7%
Written Options (h) (Premiums $4,378)			(4,815)	0.0%
Other Assets and Liabilities (Net)			55,543	0.3%

Net Assets			$14,794,143	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(c) Securities with an aggregate market value of $47,570 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 97.500	09/2004	100	$31
Euribor Written Put Options Strike @ 97.000	12/2004	588	581
Euribor June Long Futures	06/2005	1,798	1,764
Euribor September Long Futures	09/2005	2,135	405
Euribor December Long Futures	12/2005	4,184	(88)
Eurodollar March Long Futures	03/2005	2,095	4,341
Eurodollar March Long Futures	03/2006	2,129	(534)
Eurodollar June Long Futures	06/2005	4,056	3,612
Eurodollar September Long Futures	09/2005	3,809	3,051
Eurodollar December Long Futures	12/2004	2,007	3,545
Eurodollar December Long Futures	12/2005	2,224	(479)
U.S. Treasury 2-Year Note Long Futures	06/2004	49	(11)
U.S. Treasury 30-Year Bond Short Futures	06/2004	2,000	1,389

			$17,607

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Principal amount of security is adjusted for inflation.

(f) Securities with an aggregate market value of $1,497 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(g) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	95,800	$(3,011)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2008	EC	9,800	(10)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008		218,800	(476)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		297,500	(1,298)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		411,600	(1,874)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		500,000	(2,062)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		148,500	2,001
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$16,400	10
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004		30,000	36

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	25

Summary Schedule of Investments (Cont.)

Low Duration Fund

March 31, 2004

Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	$50,000	$58
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	7,150	15
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	5,000	1
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	4,500	54

		$(6,556)

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	4,221	$2,269	$4,287
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,221	2,109	528

				$4,378	$4,815

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	8,842	04/2004	$38	$0	$38
Buy		9,247	05/2004	13	0	13
Buy		10,200	06/2004	13	0	13
Buy	CP	459,048	04/2004	7	0	7
Buy		2,113,577	05/2004	0	(8)	(8)
Buy		2,060,468	06/2004	0	(26)	(26)
Buy	EC	19,481	04/2004	265	0	265
Sell		216,940	04/2004	1,369	0	1,369
Buy	H$	23,838	04/2004	1	0	1
Buy		24,188	05/2004	0	(1)	(1)
Buy		26,430	06/2004	0	0	0
Buy	IR	232,521	06/2004	197	0	197
Buy	JY	6,448,787	05/2004	3,657	0	3,657
Buy	KW	3,553,821	04/2004	31	0	31
Buy		3,621,828	05/2004	34	0	34
Buy		4,012,000	06/2004	75	0	75
Buy	MP	33,002	05/2004	0	(43)	(43)
Buy		38,117	06/2004	0	(24)	(24)
Buy	PN	10,667	05/2004	2	0	2
Buy		11,829	06/2004	6	0	6
Buy	RR	87,116	04/2004	0	(9)	(9)
Buy		88,672	05/2004	0	(6)	(6)
Buy		97,036	06/2004	0	(3)	(3)
Buy	S$	5,168	04/2004	23	0	23
Buy		5,258	05/2004	29	0	29
Buy		5,796	06/2004	61	0	61
Buy	SR	20,650	05/2004	167	0	167
Buy		23,319	06/2004	239	0	239
Buy	SV	101,238	05/2004	8	0	8
Buy		113,662	06/2004	49	0	49
Buy	T$	103,007	05/2004	21	0	21
Buy		112,914	06/2004	34	0	34

				$6,339	$(120)	$6,219

(j) Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

26	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		$42,600	$42,488	0.4%
Ford Motor Credit Co.
6.700% due 07/16/2004		14,402	14,612	0.1%
2.995% due 10/25/2004 (a)		14,480	14,574	0.1%
1.560% due 07/18/2005 (a)		47,750	47,499	0.4%
General Motors Acceptance Corp.
1.470% due 07/21/2004 (a)		53,800	53,781	0.5%
2.370% due 10/20/2005 (a)		15,000	15,115	0.1%
Pemex Project Funding Master Trust
7.375% due 12/15/2014		22,000	24,585	0.2%
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)		57,550	58,804	0.5%
4.651% due 07/03/2008 (a)		18,750	18,415	0.2%
Residential Reinsurance Ltd.
6.020% due 06/01/2005 (a)		15,900	16,198	0.1%
6.070% due 06/08/2006 (a)		20,100	20,552	0.2%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		50,200	50,166	0.5%
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		30,200	30,344	0.3%
Washington Mutual Bank
1.420% due 05/17/2004 (a)		17,900	17,907	0.2%
Other Banking & Finance (g)			130,471	1.2%

			555,511	5.0%

Industrials
Petroleos Mexicanos
9.500% due 09/15/2027		14,850	18,562	0.2%
Walt Disney Co.
4.500% due 09/15/2004		15,000	15,220	0.1%
Other Industrials (g)			33,579	0.3%

			67,361	0.6%

Utilities
Progress Energy, Inc.
6.750% due 03/01/2006		32,150	34,864	0.3%
Sprint Capital Corp.
7.900% due 03/15/2005		13,250	14,011	0.1%
Other Utilities (g)			36,236	0.4%

			85,111	0.8%

Total Corporate Bonds & Notes (Cost $692,888)			707,983	6.4%

MUNICIPAL BONDS & NOTES

California State Tobacco Securitization Corp.
Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033		25,000	24,505	0.3%
Other Municipal Bonds & Notes (g)			36,238	0.3%

Total Municipal Bonds & Notes (Cost $59,493)			60,743	0.6%

U.S. GOVERNMENT AGENCIES

Total U.S. Government Agencies (g) (Cost $46,862)			47,647	0.4%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (b)		1,595,034	1,758,338	15.8%
3.625% due 01/15/2008		1,203,128	1,362,073	12.3%
3.875% due 01/15/2009		1,607,937	1,868,412	16.8%
4.250% due 01/15/2010		597,981	717,064	6.4%
3.500% due 01/15/2011		845,676	986,534	8.9%
3.375% due 01/15/2012		274,242	319,867	2.9%
3.000% due 07/15/2012		1,112,494	1,266,635	11.4%
1.875% due 07/15/2013		453,457	472,570	4.3%
2.000% due 01/15/2014		586,204	615,286	5.5%
3.625% due 04/15/2028		799,853	1,054,244	9.5%
3.875% due 04/15/2029		1,042,288	1,438,357	13.0%
3.375% due 04/15/2032		182,876	242,604	2.2%
U.S. Treasury Note
2.250% due 02/15/2007		100	101	0.0%

Total U.S. Treasury Obligations (Cost $11,505,567)			12,102,085	109.0%

MORTGAGE-BACKED SECURITIES

Bear Stearns Adjustable Rate Mortgage Trust
4.825% due 12/25/2033 (a)		13,351	13,610	0.1%
Other Mortgage-Backed Securities (g)			18,850	0.2%

Total Mortgage-Backed Securities (Cost $32,198)			32,460	0.3%

ASSET-BACKED SECURITIES

Redwood Capital Ltd.
3.462% due 01/01/2006 (a)		30,700	30,839	0.3%
5.012% due 01/01/2006 (a)		36,300	36,539	0.3%
Other Asset-Backed Securities (g)			30,616	0.3%

Total Asset-Backed Securities (Cost $97,536)			97,994	0.9%

SOVEREIGN ISSUES

Republic of Brazil
8.000% due 04/15/2014 (a)		53,689	52,702	0.5%
United Mexican States
6.375% due 01/16/2013 (a)		20,700	22,470	0.2%
Other Sovereign Issues (g)			17,222	0.1%

Total Sovereign Issues (Cost $87,426)			92,394	0.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Caisse D’amort Dette Soc
3.800% due 07/25/2006 (c)	EC	26,041	34,284	0.3%
Commonwealth of Canada
4.000% due 12/01/2031 (c)	C	$ 23,168	23,357	0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016 (c)	N$	38,300	32,310	0.3%
Pylon Ltd.
3.553% due 12/18/2008 (a)	EC	20,750	25,785	0.2%
5.953% due 12/18/2008 (a)		40,700	51,372	0.5%
Republic of France
3.000% due 07/25/2012 (c)		20,775	28,296	0.3%
2.250% due 07/25/2020 (c)		11,862	14,903	0.1%
3.150% due 07/25/2032 (c)		25,463	37,201	0.3%
Tyco International Group S.A.
4.375% due 11/19/2004		14,000	17,396	0.2%
Other Foreign Currency (g)			13,699	0.1%

Total Foreign Currency-Denominated Issues (Cost $244,527)			278,603	2.5%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	27

Summary Schedule of Investments (Cont.)

Real Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.000% - 1.010% due 07/01/2004 (d)	$39,600	$39,496	0.4%
Ford Motor Credit Co.
1.770% - 1.930% due 09/03/2004 (d)	22,350	22,340	0.2%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	31,700	31,700	0.2%

		93,536	0.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $11,605. Repurchase proceeds are $11,377.)	11,377	11,377	0.1%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004 (b)(d)(e)	33,000	32,932	0.3%

Total Short-Term Instruments (Cost $137,861)		137,845	1.2%

Total Investments (Cost $12,904,358)		$13,557,754	122.1%

Written Options (h) (Premiums $16,938)		(16,748)	(0.1)%
Other Assets and Liabilities (Net)		(2,438,050)	(22.0)%

Net Assets		$11,102,956	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Securities with an aggregate market value of $4,687 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund 10-Year Note Long Futures	06/2004	250	$521
U.S. Treasury 10-Year Note Long Futures	06/2004	2,446	4,701
U.S. Treasury 30-Year Bond Short Futures	06/2004	259	(638)

			$4,584

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $22,960 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(f) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/17/2005	BP	250,000	(3,073)
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	7,400	86
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		6,400	75
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		6,600	62
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005		$7,000	18
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Federal National Mortgage Association 5.375% due 11/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/03/2005		80,000	36
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005		10,000	(692)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		30,000	(1,117)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033		399,000	797

			$(3,808)

(g) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

28	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(h) Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$289,000	$3,179	$6,035
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	277,800	2,417	4,161
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	289,000	1,734	132
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	277,800	2,723	306
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	09/23/2005	200,000	2,815	3,987
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	09/23/2005	200,000	2,880	1,270
Put - OTC 10 - Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%*	06/14/2004	65,000	455	299
Call - OTC 10 - Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	43,200	382	530
Put - OTC 10 - Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	43,200	353	28

						$16,938	$16,748

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	3.250	08/15/2007	$127,800	$132,368	$132,493
U.S. Treasury Note	3.125	09/15/2008	177,200	181,069	181,328
U.S. Treasury Note	5.750	08/15/2010	33,700	38,702	38,806
U.S. Treasury Note	3.625	05/15/2013	21,600	21,468	21,605
U.S. Treasury Note	4.250	08/15/2013	155,000	160,667	156,980

				$534,274	$531,212

(j) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	C$	43,110	04/2004	$0	$(483)	$(483)
Buy	EC	821	04/2004	11	0	11
Sell		153,309	04/2004	1,145	0	1,145
Sell	N$	48,608	04/2004	0	(290)	(290)

				$1,156	$(773)	$383

(k) Principal amount denoted in indicated currency:

BP	-	British Pound
C$	-	Canadian Dollar
EC	-	Euro
N$	-	New Zealand Dollar

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	29

Summary Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
CIT Group, Inc.
2.440% due 07/30/2004 (a)	$15,200	$15,264	0.4%
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	19,398	19,406	0.5%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	34,910	37,597	0.9%
Ford Motor Credit Co.
7.500% due 03/15/2005	26,531	27,885	0.7%
1.370% - 7.750% due 04/26/2004 - 03/15/2005 (e)	22,775	23,261	0.5%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	23,500	23,484	0.5%
Other Banking & Finance (b)		85,240	2.0%

		232,137	5.5%

Industrials
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	36,208	36,220	0.8%
Hilton Hotels Corp.
7.000% due 07/15/2004	12,126	12,308	0.3%
Jones Intercable, Inc.
8.875% due 04/01/2007	17,720	17,940	0.4%
News America Holdings
7.430% due 10/01/2026	18,500	21,590	0.5%
Norfolk Southern Corp.
7.050% due 05/01/2037	20,975	24,168	0.6%
PanAmSat Corp.
6.125% due 01/15/2005	11,920	12,233	0.3%
Other Industrials (b)		131,259	3.1%

		255,718	6.0%

Utilities
Edison International, Inc.
6.875% due 09/15/2004	12,535	12,786	0.3%
Ohio Edison Co.
4.000% due 05/01/2008	22,678	22,974	0.5%
Sprint Capital Corp.
5.875% due 05/01/2004	13,680	13,722	0.3%
7.900% due 03/15/2005	18,380	19,436	0.5%
Other Utilities (b)		81,266	1.9%

		150,184	3.5%

Total Corporate Bonds & Notes (Cost $632,702)		638,039	15.0%

MUNICIPAL BONDS & NOTES

California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	24,100	24,146	0.6%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 09/01/2043 (a)	13,750	13,750	0.3%
Other Municipal Bonds & Notes (b)		67,165	1.6%

Total Municipal Bonds & Notes (Cost $105,024)		105,061	2.5%

U.S. GOVERNMENT AGENCIES

Fannie Mae
3.696% due 05/01/2036 (a)	36,057	37,053	0.9%
0.000% - 9.026% due 06/01/2004 - 10/25/2042 (e)	42,116	43,092	1.0%

		80,145	1.9%

Freddie Mac
3.750% due 04/15/2004	50,000	50,052	1.2%
4.050% due 06/21/2005	21,300	21,432	0.5%
5.750% due 04/29/2009	12,500	12,542	0.3%
1,490% - 7,000% due 10/20/2017 - 05/15/2032 (a)	16,758	16,597	0.4%

		100,623	2.4%

Government National Mortgage Association
1,590% - 8,000% due 10/20/2017 - 05/15/2032 (a)		58,884	1.3%
Other U.S. Government Agencies (b)		2,624	0.1%

Total U.S. Government Agencies (Cost $241,381)		242,276	5.7%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008	66,158	74,898	1.7%
3.375% - 3.875% due 01/15/2007 - 01/15/2011 (d)(e)	7,679	8,917	0.2%

		83,815	1.9%

U.S. Treasury Note
2.250% - 7.250% due 04/30/2004 - 10/15/2008	3,700	3,767	0.1%

Total U.S. Treasury Obligations (Cost $85,647)		87,582	2.0%

MORTGAGE-BACKED SECURITIES

Bear Stearns Adjustable Rate Mortgage Trust
1.370% due 02/25/2034 (a)	12,878	12,910	0.3%
Commercial Mortgage Pass - Through Certificate
1.270% due 11/15/2015 (a)	24,896	24,849	0.6%
CS First Boston Mortgage Securities Corp.
1.490% due 08/25/2033 (a)	23,719	23,428	0.5%
First Republic Mortgage Loan Trust
1.390% due 08/15/2032 (a)	29,045	29,063	0.7%
GSR Mortgage Loan Trust
1.490% due 11/25/2031 (a)	17,106	17,182	0.4%
Sequoia Mortgage Trust
1.470% due 10/20/2027 (a)	13,942	13,939	0.3%
1.440% due 07/20/2033 (a)	15,365	15,284	0.4%
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)	13,775	13,781	0.3%
Washington Mutual Mortgage Securities Corp.
1.265% due 06/25/2042 (a)	12,535	12,705	0.3%
Other Mortgage-Backed Securities (b)		123,742	2.9%

Total Mortgage-Backed Securities (Cost $286,599)		286,883	6.7%

ASSET-BACKED SECURITIES

Equity One ABS, Inc.
1.390% due 04/25/2034 (a)	16,455	16,458	0.4%
Home Equity Mortgage Trust
1.280% due 06/25/2034 (a)	16,154	16,167	0.4%
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.430% due 08/25/2033 (a)	12,676	12,694	0.3%
Residential Asset Mortgage Products, Inc.
1.420% due 12/25/2033 (a)	12,572	12,580	0.3%

Other Asset-Backed Securities (b)		223,292	5.2%

Total Asset-Backed Securities (Cost $280,449)		281,191	6.6%

30	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

SOVEREIGN ISSUES

Republic of Brazil
2.000% due 04/15/2006 (a)	$43,376	$42,592	1.0%
2.062% due 04/15/2009 (a)	14,302	13,471	0.3%
2.187% - 11.500% due 01/16/2007 - 08/17/2040 (e)	10,315	10,379	0.3%

Other Sovereign Issues (b)		1,344	0.0%

Total Sovereign Issues (Cost $64,155)		67,786	1.6%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Total Foreign Currency-Denominated Issues (b) (Cost $2,348)		2,497	0.1%

CONVERTIBLE BONDS & NOTES
America Online, Inc.
0.000% due 12/06/2019	19,330	12,323	0.3%

(Cost $12,107)
SHORT-TERM INSTRUMENTS

Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 04/15/2004	50,000	50,000	1.2%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	43,000	43,000	1.0%

		93,000	2.2%

Commercial Paper
Altria Group, Inc.
1.800% due 10/29/2004	26,950	26,950	0.6%
Danske Corp.
1.030% due 05/10/2004	17,600	17,580	0.4%
Fannie Mae
0.990% - 1.020% due 04/21/2004 - 07/20/2004 (e)	673,100	671,675	15.8%
Federal Home Loan Bank
0.995% - 1.010% due 04/14/2004 - 05/19/2004 (e)	178,900	178,722	4.2%
Freddie Mac
1.005% - 1.040% due 04/27/2004 - 07/15/2004 (e)	239,200	238,953	5.6%
Nestle Capital Corp.
1.020% due 05/06/2004	20,000	19,980	0.5%
Rabobank Netherland NV
1.025% due 04/20/2004	50,000	49,973	1.2%
Royal Bank of Scotland PLC
1.025% - 1.040% due 05/04/2004 (e)	37,000	36,965	0.9%
UBS Finance, Inc.
1.010% - 1.070% due 04/06/2004 - 06/23/2004 (e)	131,900	131,863	3.1%
Other Commercial Paper (b)		21,231	0.5%

		1,393,892	32.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $8,536. Repurchase proceeds are $8,368.)	8,368	8,368	0.2%

U.S. Treasury Bills
1.014% due 04/15/2004 - 06/17/2004 (c)(d)(e)	1,066,955	1,065,645	25.0%

Total Short-Term Instruments (Cost $2,560,988)		2,560,905	60.2%

Total Investments (Cost $4,271,400)		$4,284,543	100.7%
Written Options (h) (Premiums $9,437)		(9,541)	(0.2)%
Other Assets and Liabilities (Net)		(20,421)	(0.5)%

Net Assets		$4,254,581	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(c) Securities with an aggregate market value of $4,992 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(d) Securities with an aggregate market value of $5,624 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor June Long Futures	06/2005	168	$264
Euribor September Long Futures	09/2005	305	411
Euribor December Long Futures	12/2005	373	122
Eurodollar September Short Futures	09/2004	87	(129)
U.S. Treasury 10-Year Note Long Futures	06/2004	1,830	2,981

			$3,649

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Principal amount of security is adjusted for inflation.

(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	334,000	$5,576
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria floating rate based on 6-month LIBOR plus 0.8125% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2004		$19,300	10
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/01/2004		20,975	(78)
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004		1,000	(4)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	31

Summary Schedule of Investments (Cont.)

Short-Term Fund

March 31, 2004

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	$17,000	$7
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	21,100	9
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	1,000	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	2,000	4
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/18/2004	9,870	12
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,300	2
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	925	109
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,400	12
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	11,500	103
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	5,000	46
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	7,000	18
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: Credit Suisse First Boston Exp. 04/30/2005	5,000	(268)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,000	12
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005	5,000	(346)
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	2,920	13
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,000	25
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	2,000	28
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.430%.
Counterparty: Lehman Brothers, Inc. Exp. 10/01/2006	18,500	(1,854)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	7,900	(294)

		$3,143

32	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	841	$483	$854
Put - CBOT U.S. Treasury Note June Futures	107.000	05/21/2004	841	446	53
Put - CME Eurodollar June Futures	97.000	06/14/2004	4,396	4,921	27
Put - CME Eurodollar June Futures	97.250	06/14/2004	463	612	6

				$6,462	$940

Name of Issuer	Counterparty	Exercise Rate / Price		Expiration Date	Notional Amount	Premium	Value

Call - AOL Time Warner, Inc. 0.000% due 10/01/2006	Merrill Lynch & Co., Inc.	$63.976		12/06/2004	$19,330	$0	$394
Call - OTC Norfolk Southern Corp. 7.050% due 05/01/2037	Morgan Stanley Dean Witter & Co.	100.000		05/01/2004	20,975	0	3,005
Call - OTC Nuveen California Performance Plus Municipal Fund 7.430% due 10/01/2026	Lehman Brothers, Inc.	100.000		10/01/2006	18,500	0	1,164
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	47,500	333	587
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	47,500	328	44
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%**	01/07/2005	55,570	1,225	57
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%*	01/07/2005	55,570	1,089	3,350

						$2,975	$8,601

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$6,625	$7,486	$7,497
U.S. Treasury Note	4.250	08/15/2013	165,770	171,831	168,274

				$179,317	$175,771

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	559	04/2004	$7	$0	$7
Sell		5,982	04/2004	45	0	45

				$52	$0	$52

(k) Principal amount denoted in indicated currency:

EC - Euro

(l) The aggregate value of fair valued securities is $1,347, which is 0.03% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	33

Summary Schedule of Investments

StocksPLUS Fund

March 31, 2004

		Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
General Motors Acceptance Corp.
1.820% due 05/17/2004 (a)		$5,800	$5,803	0.3%
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)		11,700	11,774	0.7%
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)		8,000	8,005	0.5%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		6,100	6,096	0.4%
Other Banking & Finance (b)			17,769	1.1%

			49,447	3.0%

Industrials
Alcan, Inc.
1.370% due 12/08/2004 (a)		6,300	6,302	0.4%
Other Industrials (b)			2,561	0.1%

			8,863	0.5%

Utilities
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		11,400	11,446	0.7%
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)		14,700	14,709	0.9%
Other Utilities (b)			1,586	0.1%

			27,741	1.7%

Total Corporate Bonds & Notes (Cost $86,259)			86,051	5.2%

MUNICIPAL BONDS & NOTES

Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 1996
1.080% due 12/01/2037		5,100	5,100	0.3%
Kentucky Higher Education Student Loan Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.097% due 05/01/2030 (a)		9,700	9,700	0.6%
1.098% due 05/01/2030 (a)		5,500	5,500	0.3%
Other Municipal Bonds & Notes (b)			16,370	1.0%

Total Municipal Bonds & Notes (Cost $36,632)			36,670	2.2%

U.S. GOVERNMENT AGENCIES

Fannie Mae
1.490% due 11/25/2032 (a)		8,192	8,204	0.5%
5.000% due 04/25/2033		9,480	9,656	0.6%
1.210% due 03/25/2034 (a)		9,666	9,614	0.6%
6.000% due 04/15/2034		6,000	6,246	0.4%
2.794% - 8.000% due 09/01/2005 - 12/01/2036 (e)		37,541	38,818	2.3%
Federal Home Loan Bank
6.000% due 08/15/2026		507	510	0.0%
Freddie Mac
5.500% due 08/15/2030		6,235	6,307	0.4%
6.500% due 10/25/2043		6,510	6,980	0.4%
3.259%-8.500% due 11/15/2015 - 10/23/2043 (e)		24,892	25,804	1.6%
Other U.S. Government Agencies (b)			11,829	0.7%

Total U.S. Government Agencies (Cost $123,427)			123,968	7.5%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008 (d)		52,037	58,911	3.5%
3.500% - 3.875% due 01/15/2009 - 01/15/2011 (e)		1,303	1,518	0.1%

Total U.S. Treasury Obligations (Cost $57,883)			60,429	3.6%

MORTGAGE-BACKED SECURITIES

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031		4,964	5,080	0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.825% due 01/25/2034 (a)		8,029	8,185	0.5%
4.380% - 5.983% due 06/25/2032 - 01/25/2034 (e)		9,699	9,855	0.6%
Countrywide Alternative Loan Trust
6.000% due 10/25/2033		7,867	8,087	0.5%
CS First Boston Mortgage Securities Corp.
2.003% due 03/25/2032 (a)		5,923	5,854	0.4%
Impac CMB Trust
1.490% due 07/25/2033 (a)		6,790	6,796	0.4%
1.340% due 01/25/2034 (a)		5,589	5,595	0.3%
MLCC Mortgage Investors, Inc.
2.834% due 01/25/2029 (a)		8,430	8,617	0.5%
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032		2,545	2,599	0.2%
Washington Mutual Mortgage Securities Corp.
2.644% due 06/25/2042 (a)		11,950	12,112	0.7%
3.061%-6.010% due 03/25/2017 - 02/27/2034 (e)		5,672	5,742	0.3%
Other Mortgage-Backed Securities (b)			31,361	1.9%

Total Mortgage-Backed Securities (Cost $109,825)			109,883	6.6%

ASSET-BACKED SECURITIES

Citifinancial Mortgage Securities, Inc.
1.190% due 05/25/2033 (a)		6,276	6,279	0.4%
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)		6,735	6,741	0.4%
Irwin Home Equity
1.340% due 11/25/2028 (a)		12,460	12,462	0.8%
Residential Asset Mortgage Products, Inc.
1.340% due 02/25/2034 (a)		14,377	14,324	0.9%
Residential Asset Securities Corp.
1.210% due 06/25/2025 (a)		4,128	4,130	0.2%
1.390% due 01/25/2034 (a)		5,104	5,114	0.3%
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		14,050	14,059	0.8%
Other Asset-Backed Securities (b)			32,327	2.0%

Total Asset-Backed Securities (Cost $95,419)			95,436	5.8%

SOVEREIGN ISSUES

Total Sovereign Issues (b) (Cost $17,091)			17,543	1.1%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,750	8,225	0.5%

Total Foreign Currency-Denominated Issues (Cost $6,657)			8,225	0.5%

34	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets

PURCHASED PUT OPTIONS

Total Purchased Put Options (b) (Cost $174)		$97	0.0%

PREFERRED SECURITY
	Shares

DG Funding Trust
3.413% due 12/29/2049 (a)	913	9,723	0.6%

Total Preferred Security (Cost $9,564)		9,723	0.6%

SHORT-TERM INSTRUMENTS
	Principal Amount (000s)

Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 05/28/2004	$32,300	$32,300	2.0%
Citibank New York N.A.
1.040% due 06/04/2004	33,800	33,800	2.0%

		66,100	4.0%

Commercial Paper
Barclays U.S. Funding Corp.
1.030% due 05/21/2004	25,900	25,863	1.6%
CBA (de) Finance
1.040% due 04/30/2004	7,500	7,494	0.5%
Danske Corp.
1.030% due 05/11/2004	13,500	13,484	0.8%
European Investment Bank
1.015% due 04/13/2004	17,900	17,894	1.1%
Fannie Mae
1.000% - 1.020% due 04/14/2004 - 07/01/2004 (e)	190,300	189,993	11.4%
Federal Home Loan Bank
0.995% - 1.010% due 04/01/2004 - 05/28/2004 (e)	89,200	89,137	5.4%
Freddie Mac
1.000% - 1.040% due 04/27/2004 - 06/15/2004 (e)	136,700	136,536	8.2%
General Electric Capital Corp.
1.090% due 04/12/2004	12,000	11,996	0.7%
HBOS Treasury Services PLC
1.040% - 1.100% due 04/15/2004 - 06/30/2004 (e)	49,600	49,512	3.0%
Nestle Capital Corp.
1.020% due 05/10/2004	33,700	33,663	2.0%
Rabobank USA Financial Corp.
1.025% - 1.030% due 04/20/2004 - 05/10/2004 (e)	26,600	26,584	1.6%
Royal Bank of Scotland PLC
1.025% - 1.030% due 04/27/2004 - 05/04/2004 (e)	36,200	36,169	2.2%
UBS Finance, Inc.
1.020% - 1.050% due 04/08/2004 - 06/16/2004 (e)	49,300	49,216	3.0%
Other Commercial Paper (b)		2,100	0.1%

		689,641	41.6%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $5,364. Repurchase proceeds are $5,255.)	5,255	5,255	0.3%

U.S. Treasury Bills
1.003% due 04/15/2004 - 06/17/2004 (d)(e)(g)	354,130	353,652	21.4%

Total Short-Term Instruments (Cost $1,114,679)		1,114,648	67.3%

Total Investments (Cost $1,657,610)		$1,662,673	100.4%

Written Options (h) (Premiums $1,042)		(1,043)	(0.1)%

Other Assets and Liabilities (Net)		(6,147)	(0.3)%

Net Assets		$1,655,483	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(c) Swap agreements outstanding at March 31, 2004:

Type	# of Contracts	Unrealized Appreciation

Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.070%
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	11,569	$0

	Notional Amount

Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	1,400	1

		$1

(d) Securities with an aggregate market value of $106,727 have been segregated with the custodian to cover margin requirements for the following open futures contracts at:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 95.875	12/2004	80	$(1)
Euribor Purchased Put Options Strike @ 95.000	03/2005	160	(3)
Euribor Purchased Put Options Strike @ 93.000	12/2005	400	0
Euribor Purchased Put Options Strike @ 92.500	12/2005	175	(3)
Euribor Written Put Options Strike @ 97.500	09/2004	55	16
Euribor Written Put Options Strike @ 97.000	12/2004	51	50
Emini S&P 500 Index June Long Futures	06/2004	8,910	(10,203)
Euribor June Long Futures	06/2005	239	360
Euribor September Long Futures	09/2005	250	298
Euribor December Long Futures	12/2005	416	269
Euro-Bobl 5-Year Note Long Futures	06/2004	202	335
Eurodollar March Long Futures	03/2005	27	33
Eurodollar March Long Futures	03/2006	277	(83)
Eurodollar March Long Futures	03/2008	15	22
Eurodollar June Long Futures	06/2005	303	(44)
Eurodollar June Long Futures	06/2008	15	20
Eurodollar September Long Futures	09/2005	307	(41)
Eurodollar September Long Futures	09/2008	15	19
Eurodollar December Long Futures	12/2004	21	40
Eurodollar December Long Futures	12/2005	311	(23)
Eurodollar December Long Futures	12/2008	15	19
S&P 500 Index June Long Futures	06/2004	3,450	(16,486)
S&P 500 Index September Long Futures	09/2004	580	3,413
U.S. Treasury 5-Year Note Long Futures	06/2004	28	34
U.S. Treasury 10-Year Note Long Futures	06/2004	11	(3)

			$(21,962)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	35

Summary Schedule of Investments (Cont.)

StocksPLUS Fund

March 31, 2004

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of security is adjusted for inflation.

(g) Securities with an aggregate market value of $998 have been pledged as collateral for swap and/or swaption contracts at March 31, 2004.

(h) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$109.000	05/21/2004	909	$457	$114
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	909	490	924
Put - CME Eurodollar June Futures	98.000	06/14/2004	384	95	5

				$1,042	$1,043

(i) Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Bank Mart	07/07/1995	$1,644	$1,611	0.10%

(j) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	EC	5,140	04/2004	$38	$0	$38
Sell	N$	11,567	04/2004	0	(69)	(69)

				$38	$(69)	$(31)

(k) Principal amount denoted in indicated currency:

EC - Euro

N$ - New Zealand Dollar

(l) The aggregate value of fair valued securities is $1,657, which is 0.10% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

36	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

CORPORATE BONDS & NOTES

Banking & Finance
Royal Bank of Scotland PLC
7.648% - 9.118% due 03/31/2049 - 08/31/2049 (c)	$119,295	$143,024	0.2%
Other Banking & Finance (b)		2,515,573	3.3%

		2,658,597	3.5%

Industrials
Total Industrials (b)		1,405,366	1.8%

Utilities
Total Utilities (b)		362,794	0.5%

Total Corporate Bonds & Notes (Cost $4,449,189)		4,426,757	5.8%

MUNICIPAL BONDS & NOTES

California State Tobacco Securitization Corp.
Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	179,010	175,464	0.2%
Other Municipal Bonds & Notes (b)		2,710,501	3.6%

Total Municipal Bonds & Notes (Cost $2,842,590)		2,885,965	3.8%

U.S. GOVERNMENT AGENCIES

Fannie Mae
5.000% due 05/01/2018	262,712	270,414	0.4%
5.000% due 06/01/2018	370,483	381,350	0.5%
5.000% due 07/01/2018	270,611	278,550	0.4%
5.000% due 09/01/2018	220,530	226,999	0.3%
5.000% due 11/01/2018	364,402	375,091	0.5%
5.500% due 04/15/2034	1,056,800	1,082,890	1.4%
5.500% due 09/01/2017	216,804	226,171	0.3%
5.500% due 10/01/2017	383,194	399,751	0.5%
5.500% due 11/01/2017	295,335	308,095	0.4%
6.000% due 04/15/2034	2,430,100	2,529,583	3.3%
0.000% - 1122.425% due 04/01/2004 - 12/01/2050 (c)	5,968,594	4,220,222	5.5%
Federal Home Loan Bank
1.240% - 5.500% due 11/15/2004 - 03/15/2015 (c)	13,344	13,507	0.1%
Freddie Mac
6.000% due 04/01/2033	255,957	266,211	0.3%
6.000% due 04/15/2034	178,399	185,423	0.2%
6.500% due 08/15/2028	274,030	287,423	0.4%
1.220% - 1182.577% due 02/01/2004 - 10/25/2043 (c)	2,300,026	2,116,479	2.8%
Government National Mortgage Association
1.490% - 17.000% due 06/15/2004 - 11/15/2042 (c)	1,158,731	1,211,671	1.6%
Other U.S. Government Agencies (b)		766,266	1.0%

Total U.S. Government Agencies (Cost $14,761,012)		15,146,096	19.9%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (d)
3.000% due 07/15/2012	1,376,993	1,567,782	2.0%
3.375% due 01/15/2007	250,942	276,635	0.4%
3.375% due 01/15/2012	223,533	260,721	0.3%
3.500% due 01/15/2011	783,290	913,757	1.2%
3.625% due 01/15/2008	196,576	222,545	0.3%
3.875% due 01/15/2009	1,623,208	1,886,156	2.5%
3.875% due 04/15/2029	421,568	581,764	0.8%
4.250% due 01/15/2010	533,713	639,997	0.8%
1.875% - 3.625% due 07/15/2013 - 04/15/2028 (c)	122,663	140,591	0.2%
Other U.S. Treasury Obligations (b)		53,287	0.1%

Total U.S. Treasury Obligations (Cost $6,148,122)		6,543,235	8.6%

MORTGAGE-BACKED SECURITIES

Total Mortgage-Backed Securities (b) (Cost $2,199,745)		$2,248,693	3.0%

ASSET-BACKED SECURITIES

Total Asset-Backed Securities (b) (Cost $1,431,963)		1,403,452	1.8%

SOVEREIGN ISSUES

Republic of Brazil
11.000% due 08/17/2040	$158,220	169,770	0.2%
United Mexican States
8.300% due 08/15/2031	279,830	329,500	0.4%
Other Sovereign Issues (b)		1,206,188	1.6%

Total Sovereign Issues (Cost $1,494,361)		1,705,458	2.2%

FOREIGN CURRENCY-DENOMINATED ISSUES (m)(n)

Republic of Germany
5.250% due 07/04/2010	EC 274,200	372,177	0.5%
5.250% due 01/04/2011	185,400	251,978	0.3%
Royal Bank of Scotland PLC
6.770% due 03/31/2049	107,300	137,554	0.2%
Other Foreign Currency-Denominated Issues (b)		420,931	0.6%

Total Foreign Currency-Denominated Issues (Cost $1,059,805)		1,182,640	1.6%

PURCHASED CALL OPTIONS

Total Purchased Call Options (b) (Cost $255)		209	0.0%

PURCHASED PUT OPTIONS

Total Purchased Put Options (b) (Cost $0)		0	0.0%

CONVERTIBLE BONDS & NOTES

Total Convertible Bonds & Notes (b) (Cost $12,591)		2,970	0.0%

SHORT-TERM INSTRUMENTS

Certificates of Deposit
Citibank New York N.A.
1.030% - 1.045% due 04/22/2004 - 06/10/2004 (c)	$1,115,400	1,115,400	1.5%
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	261,600	261,600	0.3%
Other Certificates of Deposits (b)		86,900	0.1%

		1,463,900	1.9%

Commercial Paper
Anz (Delaware), Inc.
1.020% - 1.050% due 04/05/2004 - 07/08/2004 (c)	946,550	944,847	1.2%
Barclays U.S. Funding Corp.
1.010% - 1.060% due 04/02/2004 - 06/11/2004 (c)	618,425	617,880	0.8%
CBA (de) Finance
1.020% - 1.050% due 04/05/2004 - 06/11/2004 (c)	211,400	211,116	0.3%
CDC Commercial Corp.
1.020% - 1.040% due 04/16/2004 - 07/07/2004 (c)	281,800	281,404	0.4%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	37

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets

Danske Corp.
1.020% - 1.085% due 04/14/2004 - 08/11/2004 (c)	$1,088,650	$1,086,916	1.4%
Eksportfinans A.S.A.
1.015% due 06/01/2004	200,000	199,648	0.3%
European Investment Bank
1.010% - 1.020% due 04/13/2004 - 06/15/2004 (c)	541,100	540,518	0.7%
Fannie Mae
0.980% - 1.080% due 04/01/2004 - 07/20/2004 (c)	11,070,562	11,057,114	14.4%
Federal Home Loan Bank
0.900% - 1.120% due 04/01/2004 - 06/18/2004 (c)	5,538,284	5,535,056	7.3%
Freddie Mac
0.995% - 1.050% due 04/01/2004 - 08/11/2004 (c)	3,810,166	3,804,178	5.0%
General Electric Capital Corp.
1.030% - 1.110% due 04/07/2004 - 07/08/2004 (c)	506,295	505,679	0.7%
HBOS Treasury Services PLC
1.025% - 1.115% due 04/01/2004 - 07/09/2004 (c)	1,032,345	1,030,889	1.3%
Nestle Capital Corp.
1.010% - 1.050% due 04/21/2004 - 09/01/2004 (c)	297,680	297,229	0.4%
Pfizer, Inc.
1.010% - 1.030% due 04/15/2004 - 08/02/2004 (c)	875,900	874,744	1.1%
Rabobank USA Financial Corp.
1.020% - 1.060% due 04/01/2004 - 06/15/2004 (c)	1,199,030	1,198,800	1.6%
Royal Bank of Scotland PLC
1.010% - 1.040% due 04/12/2004 - 07/06/2004 (c)	942,900	941,725	1.2%
Shell Finance (UK) PLC
1.015% - 1.030% due 04/08/2004 - 06/24/2004 (c)	470,500	469,712	0.6%
Statens Bastadsfin Bank
1.040% due 04/05/2004 - 05/21/2004 (c)	285,500	285,314	0.4%
Svenska Handelsbank, Inc.
1.025% due 05/24/2004 - 05/26/2004 (c)	157,650	157,409	0.2%
UBS Finance, Inc.
1.020% - 1.095% due 04/01/2004 - 06/29/2004 (c)	1,869,503	1,867,496	2.5%
Westpac Capital Corp.
1.020% - 1.080% due 04/07/2004 - 07/16/2004 (c)	277,550	276,822	0.4%
Westpac Trust Securities NZ Ltd.
1.020% - 1.120% due 04/07/2004 - 06/24/2004 (c)	300,500	300,051	0.4%
Other Commercial Paper (b)		1,016,186	1.3%

		33,500,733	43.9%

Repurchase Agreements
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $7,806, 2.125% due 12/15/2004 valued at $25,503, 2.375% due 02/15/2006 valued at $25,503, 2.625% due 05/15/2007 valued at $25,503, 2.125% due 05/15/2006 valued at $25,505 and 1.875% due 02/15/2005 valued at $25,502. Repurchase proceeds are $132,653.)	132,650	132,650	0.2%
Credit Suisse First Boston
0.920% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Note 1.625% due 02/28/2006 valued at $11,769. Repurchase proceeds are $11,500.)	$11,500	$11,500	0.0%
0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.980% due 08/19/2004 valued at $8,274. Repurchase proceeds are $8,100.)	8,100	8,100	0.0%

		152,250	0.2%

U.S. Treasury Bills
1.015% due 04/08/2004 - 06/24/2004 (c)(h)(i)	9,526,420	9,514,081	12.5%

Total Short-Term Instruments (Cost $44,631,719)		44,630,964	58.5%

Total Investments (Cost $79,031,352)		$80,176,439	105.2%

Written Options (l) (Premiums $106,235)		(95,665)	(0.1)%
Other Assets and Liabilities (Net)		(3,875,553)	(5.1)%

Net Assets		$76,205,221	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Principal amount of security is adjusted for inflation.

(e) Principal only security.

(f) Interest only security.

(g) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.	BP 116,400	$156
Counterparty: UBS Warburg LLC Exp. 06/16/2011
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.	326,480	0
Counterparty: Barclays Bank PLC Exp. 06/16/2011
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.	77,300	(741)
Counterparty: UBS Warburg LLC Exp. 03/15/2017
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.	5,800	43
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017

38	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017	BP	38,100	$(336)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		336,300	(695)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		134,100	(255)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		96,900	(1,057)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	1,142,000	21,529
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/21/2007		500,000	7,573
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		1,623,500	24,197
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008		859,500	1,373
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008		160,300	(349)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2010		1,636,000	(4,556)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010		439,700	(2,459)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		920,600	(4,297)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		68,700	(313)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		950,000	(750)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		62,000	1,438
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	EC	560,700	$12,303
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		243,700	3,535
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		59,900	(134)
Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 2.820% due 04/26/2004.
Counterparty: UBS Warburg LLC Exp. 04/26/2004		25,000	80
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		129,560	77
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/28/2004		25,000	57
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004		11,000	(41)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp.0.000% due 5/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004		100,000	120
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 5/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 60/14/2004		50,000	68
Receive a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004		100,000	123
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 5/15/2021.
Counterparty: Lehman Brothers, Inc. Exp. 06/15/2004		21,500	27
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004		10,000	9

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	39

Summary Schedule of Investments (Cont.)

Total Return Fund

March 31, 2004

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/01/2004	$61,260	$0
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/15/2004	10,000	29
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	61,050	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	35,350	0
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Daimler-Chrysler North America Holding Corp. 7.200% due 09/01/2009.
Counterparty: ABN AMRO Bank, N.V. Exp. 08/16/2004	25,000	80
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	45,900	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/02/2004	75,000	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/30/2004	49,350	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	151,500	0
Receive a fixed rate equal to 27.650% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/26/2004	10,000	1,726
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/27/2004	10,000	1,756
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/11/2004	10,000	1,851
Receive a fixed rate equal to 0.650% and the Fund will pay to the counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008.
Counterparty: Lehman Brothers, Inc. Exp. 12/31/2004	50,000	79
Receive a fixed rate equal to 16.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 01/16/2005	10,000	1,141
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	8,500	1,003
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	16,000	134
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	10,000	1
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	9,000	82
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,670	68
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	9,000	42
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	10,100	139
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/26/2007	103,300	48

40	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2009	$3,300	$151
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	73,000	2,706
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	2,661,000	98,655
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America Exp. 06/16/2009	1,694,900	63,041

		$229,502

(h) Securities with an aggregate market value of $8,985 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(i) Securities with an aggregate market value of $476,954 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Written Put Options Strike @ 97.500	09/2004	3,446	$940
Euribor Written Put Options Strike @ 97.000	12/2004	3,044	3,000
Euribor September Long Futures	09/2005	17,920	18,417
Euribor December Long Futures	12/2005	31,592	17,166
Euro-Bobl 5-Year Note Long Futures	06/2004	20,225	26,609
Euro-Bund 10-Year Note Long Futures	06/2004	11,154	22,655
Eurodollar March Long Futures	03/2005	11,489	18,182
Eurodollar March Short Futures	03/2006	171	(21)
Eurodollar March Long Futures	03/2008	557	803
Eurodollar June Long Futures	06/2005	11,801	14,681
Eurodollar June Long Futures	06/2008	557	755
Eurodollar September Long Futures	09/2005	3,148	(694)
Eurodollar September Long Futures	09/2008	557	721
Eurodollar December Long Futures	12/2004	11,196	20,112
Eurodollar December Long Futures	12/2005	3,288	(583)
Eurodollar December Long Futures	12/2008	557	701
U.S. Treasury 2-Year Note Long Futures	06/2004	119	82
U.S. Treasury 5-Year Note Long Futures	06/2004	27,300	20,843
U.S. Treasury 10-Year Note Long Futures	06/2004	134,819	178,522

			$342,891

(j) Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

DLJ Mortgage Acceptance Corp.	07/21/1992	$1,835	$1,783	0.00%
First Interstate Bancorp	01/04/1990	38	38	0.00
Goldman Sachs Mortgage Corp.	06/24/1993	4,995	5,353	0.01
Mazda Manufacturing Corp.	03/31/1992 - 08/30/1993	1,602	1,610	0.00
United Telecom, Inc.	09/22/2003	732	763	0.00
United Telephone Company of the Northwest	05/02/2002	2,621	2,995	0.01
Wilmington Trust Co.	03/31/1992 - 08/30/1993	344	362	0.00

		$12,167	$12,904	0.02%

(k) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Bond	6.250	08/15/2023	$50,000	$59,467	$57,887
U.S. Treasury Bond	6.000	02/15/2026	609,400	706,714	692,261
U.S. Treasury Bond	6.250	05/15/2030	861,400	1,040,242	1,023,992
U.S. Treasury Bond	5.375	02/15/2031	919,900	1,002,979	1,017,544
U.S. Treasury Note	4.250	08/15/2013	416,500	431,728	424,174

				$3,241,130	$3,215,858

(l) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	6,400	$4,237	$400
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,046	1,881	506
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	5,877	1,902	1,010
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	355	498	1,054
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	2,023	2,348	4,457
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	5,389	4,180	8,336
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	6,899	6,045	7,007
Put - CME Eurodollar June Futures	98.000	06/14/2004	22,340	15,223	279

				$36,314	$23,049

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	41

Summary Schedule of Investments (Count.)

Total Return Fund

March 31, 2004

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$285,400	$2,119	$3,063
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	121,000	1,271	1,494
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	121,000	599	111
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	272,800	11,362	32,816
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	272,800	11,020	366
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	6.000	%**	10/19/2004	135,500	5,468	16,299
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	6.000	%*	10/19/2004	135,500	5,468	182
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.200	%**	11/02/2004	25,200	791	1,861
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.700	%*	11/02/2004	185,200	5,978	101
Put - OTC 7-Year Interest Rate Swap	Morgan Stanley Dean Witter & Co.	6.700	%*	11/02/2004	400,000	13,710	218
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.500	%**	01/07/2005	76,300	1,593	6,526
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	7.000	%*	01/07/2005	76,300	2,888	78
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	93,100	2,367	7,963
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	01/07/2005	500	17	11
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	94,100	3,102	96
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	01/07/2005	500	17	11
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	700	20	14
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	700	12	10
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/31/2005	500	14	10
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	10/31/2005	500	5	4
Call - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%**	06/14/2004	300,000	2,100	1,382

						$69,921	$72,616

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR

42	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(m) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	BR	49,290	04/2004	$211	$0	$211
Buy		47,450	05/2004	66	0	66
Buy		51,900	06/2004	67	0	67
Buy	C$	568,635	04/2004	6,368	0	6,368
Buy	CP	3,595,876	04/2004	53	0	53
Buy		10,905,936	05/2004	0	(44)	(44)
Buy		10,484,146	06/2004	0	(134)	(134)
Buy	EC	18,214	04/2004	188	(10)	178
Sell		838,044	04/2004	6,066	(146)	5,920
Buy		200,000	09/2004	20,184	0	20,184
Buy	H$	120,037	04/2004	5	0	5
Buy		124,123	05/2004	0	(5)	(5)
Buy		134,483	06/2004	0	(2)	(2)
Buy	IR	1,188,743	06/2004	1,009	0	1,009
Buy	JY	104,372,792	05/2004	59,185	0	59,185
Buy	KW	17,895,190	04/2004	157	0	157
Buy		18,585,769	05/2004	174	0	174
Buy		20,414,000	06/2004	384	0	384
Buy	MP	182,846	05/2004	0	(239)	(239)
Buy		193,950	06/2004	0	(121)	(121)
Sell	N$	56,984	04/2004	0	(340)	(340)
Buy	PN	54,495	05/2004	12	0	12
Buy		61,683	06/2004	31	0	31
Buy	RR	438,671	04/2004	0	(44)	(44)
Buy		455,028	05/2004	0	(29)	(29)
Buy		493,742	06/2004	0	(17)	(17)
Buy	S$	26,023	04/2004	116	0	116
Buy		26,983	05/2004	148	0	148
Buy		29,492	06/2004	311	0	311
Buy	SR	105,495	05/2004	853	0	853
Buy		121,601	06/2004	1,245	0	1,245
Buy	SV	517,206	05/2004	40	0	40
Buy		592,714	06/2004	257	0	257
Buy	T$	528,589	05/2004	106	0	106
Buy		574,533	06/2004	173	0	173

				$97,409	$(1,131)	$96,278

(n) Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

(o) The aggregate value of fair valued securities is $53,430, which is 0.07% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	43

Financial Highlights - Class R

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Foreign Bond Fund
Class R
03/31/2004	$10.70	$0.23	(a)	$0.05	(a)	$0.28	$(0.25)	$(0.21)	$0.00
12/31/2002 - 03/31/2003	10.58	0.08	(a)	0.12	(a)	0.20	(0.05)	0.00	(0.03)
High Yield Fund
Class R
03/31/2004	$8.90	$0.62	(a)	$0.80	(a)	$1.42	$(0.63)	$0.00	$0.00
12/31/2002 - 03/31/2003	8.52	0.17	(a)	0.38	(a)	0.55	(0.17)	0.00	0.00
Low Duration Fund
Class R
03/31/2004	$10.33	$0.14	(a)	$0.07	(a)	$0.21	$(0.18)	$(0.05)	$0.00
12/31/2002 - 03/31/2003	10.27	0.05	(a)	0.07	(a)	0.12	(0.06)	0.00	0.00
Real Return Fund
Class R
03/31/2004	$11.42	$0.20	(a)	$1.00	(a)	$1.20	$(0.32)	$(0.51)	$0.00
12/31/2002 - 03/31/2003	11.26	0.07	(a)	0.16	(a)	0.23	(0.07)	0.00	0.00
Short-Term Fund
Class R
03/31/2004	$10.04	$0.07	(a)	$0.07	(a)	$0.14	$(0.10)	$(0.01)	$0.00
12/31/2002 - 03/31/2003	9.99	0.04	(a)	0.06	(a)	0.10	(0.05)	0.00	0.00
StocksPLUS Fund
Class R
03/31/2004	$7.71	$0.88	(a)	$1.73	(a)	$2.61	$(0.69)	$0.00	$0.00
12/31/2002 - 03/31/2003	7.90	(0.44	)(a)	0.25	(a)	(0.19)	0.00	0.00	0.00
Total Return Fund
Class R
03/31/2004	$10.79	$0.19	(a)	$0.38	(a)	$0.57	$(0.24)	$(0.18)	$0.00
12/31/2002 - 03/31/2003	10.67	0.08	(a)	0.12	(a)	0.20	(0.08)	0.00	0.00

44	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period(000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Foreign Bond Fund
Class R
03/31/2004	$(0.46)	$10.52	2.71%	$73	1.22	%(b)	2.17%		711%
12/31/2002 - 03/31/2003	(0.08)	10.70	1.93	10	1.20	*	2.97	*	589
High Yield Fund
Class R
03/31/2004	$(0.63)	$9.69	16.33%	$1,342	1.15%		6.41%		105%
12/31/2002 - 03/31/2003	(0.17)	8.90	6.44	11	1.15	*	7.61	*	129
Low Duration Fund
Class R
03/31/2004	$(0.23)	$10.31	2.00%	$1,490	1.15%		1.37%		247%
12/31/2002 - 03/31/2003	(0.06)	10.33	1.21	10	1.15	*	2.09	*	218
Real Return Fund
Class R
03/31/2004	$(0.83)	$11.79	10.95%	$8,240	1.15%		1.74%		308%
12/31/2002 - 03/31/2003	(0.07)	11.42	2.02	10	1.15	*	2.36	*	191
Short-Term Fund
Class R
03/31/2004	$(0.11)	$10.07	1.38%	$48	1.15%		0.73%		268%
12/31/2002 - 03/31/2003	(0.05)	10.04	0.95	10	1.15	*	1.65	*	77
StocksPLUS Fund
Class R
03/31/2004	$(0.69)	$9.63	34.07%	$135	1.30%		9.30%		287%
12/31/2002 - 03/31/2003	0.00	7.71	(2.41)	10	1.30	*	(22.39	)*	282
Total Return Fund
Class R
03/31/2004	$(0.42)	$10.94	5.42%	$31,079	1.15%		1.73%		273%
12/31/2002 - 03/31/2003	(0.08)	10.79	1.90	2,099	1.15	*	2.92	*	234

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	45

Statements of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts	Foreign Bond Fund	High Yield Fund	Low Duration Fund	Real Return Fund	Short-Term Fund	StocksPLUS Fund	Total Return Fund

Assets:
Investments, at value	$1,859,466	$7,319,222	$14,743,415	$13,557,754	$4,284,543	$1,662,673	$80,176,439
Cash	2,895	2,148	18	0	3,372	2,033	10,770
Foreign currency, at value	16,969	18,818	88,343	1,973	7,688	8,280	551,403
Receivable for investments sold	149,283	51,324	71,200	0	2	5,588	1,882,802
Receivable for investments sold on delayed delivery basis	292,659	0	0	772,074	175,771	0	3,215,858
Unrealized appreciation on forward foreign currency contracts	5,847	6,917	6,339	1,156	52	38	97,409
Receivable for Fund shares sold	4,641	21,415	94,493	84,407	9,059	1,716	257,812
Interest and dividends receivable	29,723	138,657	39,743	105,171	14,171	1,921	247,741
Variation margin receivable	3,781	1,170	2,290	1,462	10,158	6,766	106,568
Swap premiums paid	18,316	2,497	14,154	3,150	2,554	0	50,166
Unrealized appreciation on swap agreements	4,349	3,489	2,175	1,074	5,987	1	245,485
Unrealized appreciation on forward volatility options	404	0	0	0	0	0	0
Other assets	0	0	0	0	20	0	0

	2,388,333	7,565,657	15,062,170	14,528,221	4,513,377	1,689,016	86,842,453

Liabilities:
Payable for investments purchased	$107,749	$86,063	$97,956	$23,542	$20,469	$21,408	$6,226,997
Payable for investments purchased on delayed delivery basis	409,330	0	67,149	2,807,794	0	0	689,015
Unrealized depreciation on forward foreign currency contracts	11,635	0	120	773	0	69	1,131
Payable for short sales	212,473	0	0	534,274	179,317	0	3,241,130
Written options outstanding	15,768	22,755	4,815	16,748	9,541	1,043	95,665
Payable for Fund shares redeemed	2,900	23,192	77,742	18,252	32,908	1,297	265,964
Interest payable	0	0	0	0	0	291	0
Dividends payable	457	11,922	3,403	3,818	829	0	21,580
Accrued investment advisory fee	333	1,589	3,140	2,278	922	559	16,047
Accrued administration fee	431	2,056	3,030	2,941	960	404	14,292
Accrued distribution fee	114	1,362	975	1,825	184	246	6,504
Accrued servicing fee	123	778	966	1,398	316	91	3,379
Variation margin payable	879	0	0	178	9,065	8,125	0
Recoupment payable to Manager	0	0	0	3	0	0	0
Swap premiums received	3,381	0	0	750	0	0	39,499
Unrealized depreciation on swap agreements	38,272	15,588	8,731	4,882	2,844	0	15,983
Other liabilities	5,160	8	0	5,809	1,441	0	46

	809,005	165,313	268,027	3,425,265	258,796	33,533	10,637,232

Net Assets	$1,579,328	$7,400,344	$14,794,143	$11,102,956	$4,254,581	$1,655,483	$76,205,221

Net Assets Consist of:
Paid in capital	$1,533,229	$7,536,222	$14,646,330	$10,308,647	$4,239,025	$1,907,864	$73,169,832
Undistributed (overdistributed) net investment income	(73,069)	(44,466)	46,365	159,154	3,315	74,555	742,604
Accumulated undistributed net realized gain (loss)	(82)	(430,828)	7,569	(11,826)	(4,138)	(310,043)	499,571
Net unrealized appreciation (depreciation)	119,250	339,416	93,879	646,981	16,379	(16,893)	1,793,214

	$1,579,328	$7,400,344	$14,794,143	$11,102,956	$4,254,581	$1,655,483	$76,205,221

Net Assets:
Class R	$73	$1,342	$1,490	$8,240	$48	$135	$31,079

Other Classes	1,579,255	7,399,002	14,792,653	11,094,716	4,254,533	1,655,348	76,174,142

Shares Issued and Outstanding:
Class R	7	138	145	699	5	14	2,841
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class R	$10.52	$9.69	$10.31	$11.79	$10.07	$9.63	$10.94
Cost of Investments Owned	$1,696,724	$6,980,024	$14,666,201	$12,904,358	$4,271,400	$1,657,610	$79,031,352

Cost of Foreign Currency Held	$16,698	$18,431	$87,504	$1,967	$7,647	$8,244	$553,457

46	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Statements of Operations

	Foreign Bond Fund	High Yield Fund	Low Duration Fund	Real Return Fund	Short-Term Fund	StocksPLUS Fund	Total Return Fund

Amounts in Thousands	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$57,399	$558,866	$337,362	$317,836	$84,081	$21,295	$2,309,475
Dividends	223	7,908	2,171	16	0	153	11,393
Miscellaneous income	(4,997)	8,512	1,384	(438)	(164)	173,818	26,185
Total Income	52,625	575,286	340,917	317,414	83,917	195,266	2,347,053
Expenses:
Investment advisory fees	3,776	18,495	34,933	21,123	10,761	5,012	185,287
Administration fees	4,921	23,769	34,519	27,589	11,488	3,709	165,811
Distribution fees -Class R	0	1	4	7	0	0	36
Servicing fees - Class R	0	1	4	7	0	0	36
Distribution and/or servicing fees - Other Classes	2,813	24,456	23,777	31,640	6,394	3,680	124,216
Trustees’ fees	4	20	38	23	12	4	203
Organization costs	0	0	0	2	0	0	0
Interest expense	173	5	0	415	31	0	0
Miscellaneous expense	0	0	0	0	0	0	212
Total Expenses	11,687	66,747	93,275	80,806	28,686	12,405	475,801

Net Investment Income	40,938	508,539	247,642	236,608	55,231	182,861	1,871,252

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	28,966	229,756	53,059	382,242	(16,009)	45	720,474
Net realized gain (loss) on futures contracts, options and swaps	17,607	(6,220)	39,204	45,232	31,074	154,621	951,276
Net realized gain (loss) on foreign currency transactions	(3,653)	(27,108)	(5,557)	(9,527)	124	(1,637)	3,104
Net change in unrealized appreciation (depreciation) on investments	(14,091)	391,169	(5,594)	276,725	3,781	2,187	62,464
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	(11,206)	(6,362)	8,626	289	3,996	(15,806)	576,262
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(11,858)	3,341	6,145	415	117	49	83,446
Net Gain	5,765	584,576	95,883	695,376	23,083	139,459	2,397,026

Net Increase in Assets Resulting from Operations	$46,703	$1,093,115	$343,525	$931,984	$78,314	$322,320	$4,268,278

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	47

Statements of Changes in Net Assets

	Foreign Bond Fund		High Yield Fund		Low Duration Fund

Amounts in thousands	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$40,938	$37,161	$508,539	$348,570	$247,642	$268,061
Net realized gain (loss)	42,920	(131,236)	196,428	(256,235)	86,706	220,687
Net change in unrealized appreciation (depreciation)	(37,155)	186,695	388,148	184,090	9,177	134,508

Net increase (decrease) resulting from operations	46,703	92,620	1,093,115	276,425	343,525	623,256

Distributions to Shareholders:
From net investment income
Class R	(1)	0	(31)	0	(29)	0
Other Classes	(42,584)	(25,190)	(509,191)	(349,279)	(308,870)	(291,986)
From net realized capital gains
Class R	(2)	0	0	0	(24)	0
Other Classes	(30,500)	(26,499)	0	0	(64,471)	(126,037)
Tax basis return of capital
Class R	0	0	0	0	0	0
Other Classes	0	(12,921)	0	0	0	0

Total Distributions	(73,087)	(64,610)	(509,222)	(349,279)	(373,394)	(418,023)

Fund Share Transactions:
Receipts for shares sold
Class R	102	10	1,601	10	7,724	10
Other Classes	980,589	847,479	6,751,939	4,046,754	10,381,670	9,174,383
Issued as reinvestment of distributions
Class R	3	0	31	0	53	0
Other Classes	65,055	58,348	362,450	250,653	315,594	347,783
Cost of shares redeemed
Class R	(41)	0	(313)	0	(6,276)	0
Other Classes	(772,018)	(382,188)	(6,110,634)	(2,569,669)	(7,831,908)	(3,830,287)
Net increase resulting from Fund share transactions	273,690	523,649	1,005,074	1,727,748	2,866,857	5,691,889

Total Increase (Decrease) in Net Assets	247,306	551,659	1,588,967	1,654,894	2,836,988	5,897,122

Net Assets:
Beginning of period	1,332,022	780,363	5,811,377	4,156,483	11,957,155	6,060,033

End of period *	$1,579,328	$1,332,022	$7,400,344	$5,811,377	$14,794,143	$11,957,155

*Including undistributed (overdistributed) net investment income of:	$(73,069)	$(99,542)	$(44,466)	$(23,673)	$46,365	$92,882

48	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Real Return Fund		Short-Term Fund		StocksPLUS Fund		Total Return Fund
Amounts in thousands	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$236,608	$226,947	$55,231	$75,807	$182,861	$(78,683)	$1,871,252	$2,512,302
Net realized gain (loss)	417,947	188,639	15,189	8,424	153,029	(115,876)	1,674,854	3,027,093
Net change in unrealized appreciation (depreciation)	277,429	383,207	7,894	15,946	(13,570)	(27,863)	722,172	1,291,440

Net increase (decrease) resulting from operations	931,984	798,793	78,314	100,177	322,320	(222,422)	4,268,278	6,830,835

Distributions to Shareholders:
From net investment income
Class R	(49)	0	0	0	(5)	0	(285)	(5)
Other Classes	(238,595)	(226,928)	(63,446)	(79,963)	(106,990)	(11,470)	(2,045,333)	(2,594,803)
From net realized capital gains
Class R	(181)	0	0	0	0	0	(313)	0
Other Classes	(378,817)	(83,189)	(3,698)	(6,802)	0	0	(1,209,586)	(2,149,045)
Tax basis return of capital
Class R	0	0	0	0	0	00	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(617,642)	(310,117)	(67,144)	(86,765)	(106,995)	(11,470)	(3,255,517)	(4,743,853)

Fund Share Transactions:
Receipts for shares sold
Class R	8,797	10	48	10	137	10	33,143	2,099
Other Classes	6,606,610	6,047,436	4,837,429	3,546,183	980,873	338,999	26,446,493	34,458,513
Issued as reinvestment of distributions
Class R	230	0	0	0	5	0	598	7
Other Classes	508,020	251,946	54,568	70,738	99,229	10,278	2,709,590	3,949,014
Cost of shares redeemed
Class R	(1,031)	0	(10)	0	(13)	0	(5,215)	(3)
Other Classes	(3,504,485)	(2,956,097)	(4,125,763)	(2,600,643)	(408,195)	(334,437)	(26,674,440)	(21,027,347)
Net increase resulting from Fund share transactions	3,618,141	3,343,295	766,272	1,016,288	672,036	14,850	2,510,169	17,382,283

Total Increase (Decrease) in Net Assets	3,932,483	3,831,971	777,442	1,029,700	887,361	(219,042)	3,522,930	19,469,265

Net Assets:
Beginning of period	7,170,473	3,338,502	3,477,139	2,447,439	768,122	987,164	72,682,291	53,213,026

End of period *	$11,102,956	$7,170,473	$4,254,581	$3,477,139	$1,655,483	$768,122	$76,205,221	$72,682,291

Increase (Decrease) in Net Assets from:	$159,154	$89,867	$3,315	$1,934	$74,555	$(2,409)	$742,604	$777,772

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	49

Notes to Financial Statements

March 31, 2004

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the StocksPLUS Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the StocksPLUS Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of each Fund, except the StocksPLUS Fund, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the StocksPLUS Fund are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell

50	PIMCO Funds Annual Report | 3.31.04

securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by a Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statements of Operations. If the counterparty to whom a Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. A Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31, 2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the

3.31.04 | PIMCO Funds Annual Report	51

Notes to Financial Statements (Cont.)

March 31, 2004

borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment-in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require an adjustment in an amount equal to the accrued interest to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against

52	PIMCO Funds Annual Report | 3.31.04

defaults of sovereign issuers (i.e., to reduce risk where a Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Funds are included as part of miscellaneous income on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Funds’ net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statements of Operations. The Funds have not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of each Fund. The Advisory Fee for all classes is charged at an annual rate as noted in the following table.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee		Administration Fee
	All Classes	Inst’l and Admin. Classes	A, B and C Classes	Class D	Class R

Foreign Bond Fund	0.25%	0.25%	0.45%	0.45%	0.45%
High Yield Fund	0.25%	0.25%	0.40%	0.40%	0.40%
Low Duration Fund	0.25%	0.18%	0.40%	0.25%	0.40%
Real Return Fund	0.25%	0.20%	0.40%	0.40%	0.40%
Short-Term Fund	0.25%	0.20%	0.40%[1]	0.25%	0.40%
StocksPLUS Fund	0.40%	0.25%	0.40%	0.40%	0.40%
Total Return Fund	0.25%	0.18%	0.40%	0.25%	0.40%

[1]	Effective January 1, 2003, the Administrative Fee for the Short-Term Fund was increased by 0.05% to 0.40% per annum.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
Low Duration, Real Return and StocksPLUS Funds	0.50	0.25
Short-Term Fund	0.30	0.25
All other Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2004, PAD received $48,874,069 representing commissions (sales charges) and contingent deferred sales charges.

3.31.04 | PIMCO Funds Annual Report	53

Notes to Financial Statements (Cont.)

March 31, 2004

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004, were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales

Foreign Bond Fund	$8,033,872	$8,050,691	$4,174,254	$4,098,166
High Yield Fund	176,158	156,241	8,399,068	7,183,456
Low Duration Fund	19,732,680	19,636,817	1,306,563	2,059,787
Real Return Fund	35,626,630	31,406,221	825,707	390,547
Short-Term Fund	3,816,024	3,662,522	1,772,265	1,582,524
StocksPLUS Fund	613,899	1,313,783	738,719	496,931
Total Return Fund	125,940,573	124,701,864	10,018,159	19,413,551

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	Foreign Bond Fund	High Yield Fund	Low Duration Fund	Real Return Fund	Short-Term Fund	StocksPLUS Fund	Total Return Fund

	Premium

Balance at 03/31/2003	$8,159	$17,926	$8,191	$2,603	$12,486	$354	$144,065
Sales	8,278	16,967	5,816	23,462	1,589	2,638	223,009
Closing Buys	(4,576)	(6,826)	(3,195)	(1,426)	(1,053)	(477)	(151,484)
Expirations	(2,842)	(3,175)	(6,434)	(7,701)	(3,585)	(1,473)	(109,355)

Balance at 03/31/2004	$9,019	$24,892	$4,378	$16,938	$9,437	$1,042	$106,235

54	PIMCO Funds Annual Report | 3.31.04

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Foreign Bond Fund				High Yield Fund				Low Duration Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	10	$102	1	$10	166	$1,601	1	$10	752	$7,724	1	$10

Other Classes	92,296	980,589	79,970	847,479	716,587	6,751,939	473,020	4,046,754	1,007,362	10,381,670	894,464	9,174,383

Issued as re- investment of distri- butions
Class R	0	3	0	0	3	31	0	0	5	53	0	0

Other Classes	6,203	65,055	5,528	58,348	38,146	362,450	29,386	250,653	30,698	315,594	33,944	347,783

Cost of shares redeemed
Class R	(4)	(41)	0	0	(32)	(313)	0	0	(613)	(6,276)	0	0

Other Classes	(72,896)	(772,018)	(36,036)	(382,188)	(643,828)	(6,110,634)	(302,167)	(2,569,669)	(760,965)	(7,831,908)	(373,818)	(3,830,287)

Net increase resulting from Fund share trans- actions	25,609	$273,690	49,463	$523,649	111,042	$1,005,074	200,240	$1,727,748	277,239	$2,866,857	554,591	$5,691,889

	Real Return Fund				Short-Term Fund				StocksPLUS Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	767	$8,797	1	$10	5	$48	1	$10	14	$137	1	$10

Other Classes	574,849	6,606,610	545,744	6,047,436	481,431	4,837,429	355,243	3,546,183	107,253	980,873	42,489	338,999

Issued as re- investment of distri- butions
Class R	20	230	0	0	0	0	0	0	0	5	0	0

Other Classes	44,710	508,020	22,863	251,946	5,431	54,568	7,088	70,738	10,467	99,229	1,321	10,278

Cost of shares redeemed
Class R	(89)	(1,031)	0	0	(1)	(10)	0	0	(1)	(13)	0	0

Other Classes	(305,924)	(3,504,485)	(265,576)	(2,956,097)	(410,640)	(4,125,763)	(260,801)	(2,600,643)	(44,960)	(408,195)	(41,721)	(334,437)

Net increase resulting from Fund share trans- actions	314,333	$3,618,141	303,032	$3,343,295	76,226	$766,272	101,531	$1,016,288	72,773	$672,036	2,090	$14,850

	Total Return Fund

	Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	3,072	$33,143	194	$2,099

Other Classes	2,441,166	26,446,493	3,216,310	34,458,513

Issued as reinvestment of distributions
Class R	56	598	1	7

Other Classes	251,875	2,709,590	370,950	3,949,014

Cost of shares redeemed
Class R	(482)	(5,215)	0	(3)

Other Classes	(2,465,352)	(26,674,440)	(1,962,440)	(21,027,347)

Net increase resulting from Fund share transactions	230,335	$2,510,169	1,625,015	$17,382,283

3.31.04 | PIMCO Funds Annual Report	55

7. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
Foreign Bond Fund	$63,682	$13,919	$(183,246)	$0	$0	$(3,031)
High Yield Fund	5,463	0	(50,106)	0	(420,610)	0
Low Duration Fund	57,746	36,382	(5,271)	0	0	0
Real Return Fund	184,256	2,175	(35,560)	0	0	0
Short-Term Fund	3,414	10,632	(5,380)	0	0	(4,446)
StocksPLUS Fund	76,134	0	1,320	0	(332,845)	(1,531)
Total Return Fund	952,737	1,207,992	176,982	0	0	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, tax straddle deferrals, and amortization of swap premiums.
(2)	Capital loss carryovers expire in varying amounts through March 31, 2011.
(3)	Capital losses realized during the period November 1, 2003 through March 31, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
Foreign Bond Fund	$1,704,691	$162,038	$(7,263)	$154,775
High Yield Fund	6,989,847	437,247	(107,872)	329,375
Low Duration Fund	14,684,459	134,399	(75,443)	58,956
Real Return Fund	12,914,316	647,190	(3,752)	643,438
Short-Term Fund	4,273,207	21,330	(9,994)	11,336
StocksPLUS Fund	1,658,132	6,565	(2,024)	4,541
Total Return Fund	79,478,761	1,443,880	(746,202)	697,678

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, unamortized premium on convertible bonds, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended March 31, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (5)	Long-Term Capital Gains Distributions	Return of Capital
Foreign Bond Fund	$42,586	$30,501	$0
High Yield Fund	509,222	0	0
Low Duration Fund	362,494	10,900	0
Real Return Fund	401,644	215,998	0
Short-Term Fund	65,145	1,999	0
StocksPLUS Fund	106,995	0	0
Total Return Fund	2,933,370	322,147	0

(5)	Includes short-term capital gains.

56	PIMCO Funds Annual Report | 3.31.04

8. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut on, March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

3.31.04 | PIMCO Funds Annual Report	57

Report of Independent Registered Public Accounting Firm

To the Trustees and Class R Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments as indicated, and the related statements of operations, of changes in net assets and the financial highlights for the Class R shares present fairly, in all material respects, the financial position of the Foreign Bond Fund, High Yield Fund, Low Duration Fund, Real Return Fund, Short-Term Fund, StocksPLUS Fund, and Total Return Fund, (hereafter referred to as the “Funds”) at March 31, 2004, the results of each of their operations, and the changes in each of their net assets and the financial highlights of the Funds for the Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

58	PIMCO Funds Annual Report | 3.31.04

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Foreign Bond Fund	0.48%
High Yield Fund	1.03%
Low Duration Fund	0.59%
StocksPLUS Fund	0.14%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2004 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Fund	0.48%
High Yield Fund	1.03%
Low Duration Fund	0.59%
StocksPLUS Fund	0.14%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

3.31.04 | PIMCO Funds Annual Report	59

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until thir successors are duly elected and qualified.

60	PIMCO Funds Annual Report | 3.31.04

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

3.31.04 | PIMCO Funds Annual Report	61

Officers of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Fomerly, Sales Associates, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

62	PIMCO Funds Annual Report | 3.31.04

Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com

This page is not part of the report	PZ060A.5/04

P  I  M  C  O

A D V I S O R S

Annual Report

3 . 3 1 . 0 4

PIMCO Real Return Strategy & IndexPLUS Funds

Pacific Investment

Management Series

Share Classes

A    B    C

REAL RETURN STRATEGY FUNDS

Real Return Fund

CommodityRealReturn

Strategy Fund

RealEstateRealReturn

Strategy Fund

All Asset Fund

EQUITY-RELATED FUNDS

StocksPLUS Fund

StocksPLUS Total Return Fund

International StocksPLUS

TR Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Pacific Investment Management Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

P  I  M  C  O

A D V I S O R S

2	PIMCO Bond Funds Annual Report | 3.31.04

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the PIMCO Funds: Pacific Investment Management Series Real Return Strategy and IndexPLUS Funds.

The past fiscal year was generally a good one for fixed income investments with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive. Additionally, we continue to expand our offering of funds which are investment alternatives to traditional equity and fixed income investments, such as PIMCO All Asset, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds.

We recently announced that, effective June 15, 2004, the Trust will assess a 2% redemption fee on shares redeemed prior to the end of a 7, 30, or 60 calendar day holding period, depending on the particular Fund. The redemption fees are designed to discourage potentially disruptive short-term trading and are paid directly to the Fund for the benefit of long-term shareholders.

In this annual report, we have added more information in certain areas about the Funds and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in a fund. We also added sector breakdowns to more clearly describe each Fund’s investment allocation. For the larger Funds, we have adopted summary schedules of investments, which have reduced the size of this report and improved its readability. You may contact PIMCO if you wish to obtain a complete schedule of investments.

On the following pages you will find specific details as to each Fund’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your financial advisor or call PIMCO Advisors at 1-800-426-0107. We also invite you to visit our Web site at www.pimcoadvisors.com.

Sincerely

Brent R. Harris

Chairman of the Board

May 5, 2004

PIMCO Bond Funds Annual Report | 3.31.04	3

Important Information

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): StocksPLUS (1/97), CommodityRealReturn (11/02), All Asset (4/03), and StocksPLUS Total Return (7/03). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year or first 18 months, depending on the fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

Investments in commodities may be affected by overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments. A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities.

The All Asset Fund invests in a portfolio of mutual funds. The cost of investing in the Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The Lipper Average is calculated by Lipper Inc., a Reuters Company, which is a nationally recognized organization that compares the performance of mutual funds with similar investment objectives. The averages are based on the total return performance of funds included by Lipper in the same category, with capital gains and dividends reinvested and with annual operating expenses deducted. Lipper does not take into account sales charges.

The results in the Change in Value charts presented are calculated at NAV and assume that all dividend and capital gain distributions were reinvested. They do not take into account sales charges or the effect of taxes. Results are not indicative of future performance. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

This report incorporates a Summary Schedule of Investments for select funds. A complete Schedule of Investments for these funds may be obtained by contacting a PIMCO representative at (888) 87-PIMCO.

4	PIMCO Bond Funds Annual Report | 3.31.04

Important Information

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PIMCO Bond Funds Annual Report | 3.31.04	5

A  R E A L  R E T U R N  S T R A T E G Y  F U N D

PIMCO All Asset Fund

•	The Fund seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, substantially all of its assets in Institutional Class shares of the Underlying Funds (i.e., any of the Funds offered in the PIMCO Funds: Pacific Investment Management Series prospectus, except the All Asset All Authority Fund).

•	For the 12-month period ended March 31, 2004, the Fund’s Class A Shares were up 18.83% versus 8.21% for its primary benchmark, the Lehman Brothers Global Real: U.S. TIPS 1-10 Year Index.

•	The Fund can invest in any PIMCO mutual fund except the All Asset All Authority Fund; however, PIMCO has identified 14 core funds on which the Fund will focus.

•	The equally-weighted average of the benchmarks of the 14 core funds was 17.92% for the 12-month period ended March 31, 2004.

•	The equally-weighted average of the 14 core funds themselves was 20.25% for the same period. The average performance of the core funds outperformed the average performance of the core benchmarks by 2.33%.

•	An overweight to real return strategies, particularly real estate and commodities, were the main contributors to tactical asset allocation alpha as the DJ-AIG Commodity Index Total Return returned 34.58% and the Wilshire REIT Index returned 50.86% for the twelve-month period ended March 31, 2004.

•	An underweight to equities was a negative for performance, as the S&P 500 Index returned 35.12% for the twelve-month period.

•	An underweight to U.S. and international nominal bonds was a negative for performance as nominal yield fell.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (7/31/02)
PIMCO All Asset Fund Class A	18.83%	—	—	20.35%
PIMCO All Asset Fund Class A (adjusted)	13.49%	—	—	17.07%
PIMCO All Asset Fund Class B	17.84%	—	—	19.40%
PIMCO All Asset Fund Class B (adjusted)	12.84%	—	—	17.25%
PIMCO All Asset Fund Class C (adjusted)	16.90%	—	—	19.43%
Lehman Brothers Global Real: U.S. TIPS 1-10 Year Index	8.21%	—	—	—
All Asset Benchmark Composite Index	17.92%	—	—	—
Lipper Flexible Portfolio Fund Average	26.44%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,116	$1,111	$1,112	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$9	$9	$5	$8	$8

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.65% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying PIMS Funds, based upon the allocation of the Fund’s assets among the underlying PIMS Funds which are indirectly borne by the shareholders of the Fund.

Change in Value For periods ended 3/31/04

PIMCO Funds Allocation*

RealEstateRealReturn Strategy	14.9%
Real Return	13.9%
Real Return Asset	11.9%
StocksPLUS Total Return	11.6%
StocksPLUS	10.7%
CommodityRealReturn Strategy	10.2%
GNMA	7.4%
Emerging Markets Bond	7.2%
European Convertible Bond	5.7%
Low Duration	5.7%
Other	0.8%

*	% of total investments as of March 31, 2004

6	PIMCO Bond Funds Annual Report | 3.31.04

A  R E A L  R E T U R N  S T R A T E G Y  F U N D

PIMCO CommodityRealReturn Strategy Fund

•	The Fund seeks maximum real return consistent with prudent investment management by investing, under normal circumstances, in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•	For the 12-month period ended March 31, 2004 the Fund’s Class A Shares returned 44.77%, versus 34.58% for the benchmark Dow Jones-AIG Commodity Index Total Return (“DJAIGCITR”).

•	The Fund invested the collateral backing its commodity derivatives positions primarily in TIPS (Treasury Inflation Protected Securities), implementing a “double real”TM strategy. This was a huge positive for performance as real yields fell and TIPS significantly outperformed the T-Bill rate embedded in the benchmark.

•	For the 12-month period, real yields decreased by 0.51%, compared to a 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 31, 2003. The 12-month CPI-U change for the period ending March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 6.60 years on March 31, 2004, compared to 7.85 years for the Lehman Global Real: U.S. TIPS Index (Lehman TIPS Index).

•	Relative to passive management of TIPS, the Fund’s duration from TIPS was below the duration of the benchmark which was negative for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS. This was negative for performance during the first half of the period, particularly in the fourth quarter, as the real yield curve flattened. This was mostly offset as this same overweight was positive for performance in the first quarter of 2004, as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund. Option writing added income to the Fund as rates stayed within the forecasted range.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (6/28/02)
PIMCO CommodityRealReturn Strategy Fund Class A	44.77%	—	—	42.70%
PIMCO CommodityRealReturn Strategy Fund Class A (adjusted)	36.81%	—	—	38.18%
PIMCO CommodityRealReturn Strategy Fund Class B	43.77%	—	—	41.74%
PIMCO CommodityRealReturn Strategy Fund Class B (adjusted)	38.77%	—	—	39.98%
PIMCO CommodityRealReturn Strategy Fund Class C (adjusted)	41.33%	—	—	40.92%
Dow Jones-AIG Commodity Index Total Return	34.58%	—	—	—
Lipper Specialty/Miscellaneous Fund Average	41.87%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,311	$1,307	$1,307	$1,025	$1,025	$1,025
Expenses Paid During Period	$7	$11	$11	$6	$10	$10

For each class of the Fund, expenses are equal to the expense ratio for the class (1.24% for Class A, 1.99% for Class B, 1.99% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Treasury Obligations**	94.8%
Other	5.2%

*	% of total investments as of March 31, 2004
**	Primarily Treasury inflation Protected Securities (TIPS) serving as collateral for commodity-linked derivative positions.

PIMCO Bond Funds Annual Report | 3.31.04	7

A N  E Q U I T Y  R E L A T E D  F U N D

PIMCO International StocksPLUS TR Strategy Fund

•	The Fund seeks to obtain non-U.S. equity exposure by investing, under normal circumstances, substantially all of its assets in non- U.S. equity derivatives hedged into U.S. dollars and backed by a low- to intermediate-duration portfolio of fixed-income instruments.

•	For the period from the Fund’s inception date on October 30, 2003 through March 31, 2004, the Fund’s Class A Shares returned 10.31%

•	Investor optimism and signs of global political stabilization fueled a broad-based rally in most developed international stock markets during the 12-month period ended March 31, 2004.

•	A broader exposure to the yield curve and longer duration resulted in the capture of attractive yield premium.

•	Concern about the durability of the U.S. economic recovery pushed already low interest rates even lower, enhancing the overall performance of the Fund.

•	As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed-income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	A modest allocation to mortgage-backed and emerging markets securities provided incremental yield and diversification.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (10/30/03)
PIMCO International StocksPLUS TR Strategy Fund Class A	—	—	—	10.31%
PIMCO International StocksPLUS TR Strategy Fund Class A (adjusted)	—	—	—	5.34%
PIMCO International StocksPLUS TR Strategy Fund Class B	—	—	—	10.00%
PIMCO International StocksPLUS TR Strategy Fund Class B (adjusted)	—	—	—	5.00%
PIMCO International StocksPLUS TR Strategy Fund Class C (adjusted)	—	—	—	9.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/30/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (03/31/04)	$1,103	$1,100	$1,100	$1,025	$1,025	$1,025
Expenses Paid During Period	$6	$9	$9	$6	$9	$9

For each class of the Fund, expenses are equal to the expense ratio for the class (1.35% for Class A, 2.10% for Class B, 2.10% for Class C), multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

Sector Breakdown*

Short-Term Instruments**	65.3%
U.S. Government Agencies	15.6%
U.S. Treasury Obligations	6.4%
Other	12.7%

*	% of total investments as of March 31, 2004
**	Primarily serving as collateral for equity-linked derivative positions.

8	PIMCO Bond Funds Annual Report | 3.31.04

A  R E A L  R E T U R N  S T R A T E G Y  F U N D

PIMCO Real Return Fund

•	The Fund seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

•	For the 12-month period ended March 31, 2004, the Fund’s Class A Shares returned 11.24%, versus 10.83% for the Lehman Brothers Global Real: U.S. TIPS Index.

•	For the 12-month period, 10-year real yields decreased by 0.51%, compared to a 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS (Treasury Inflation Protected Securities) and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 31, 2003. The 12-month CPI-U change for the period ended March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 7.02 years on March 31, 2004, compared to 7.85 years for the benchmark. The Fund’s duration was slightly longer than that of the benchmark for the first six months of the period, which as positive for performance as real yields dropped. However, these gains were mostly offset when the Fund reduced its holdings of TIPS to below-benchmark levels for the last three months of the period, which was negative for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS for the entire period. This was positive for performance as the real yield curve steepened.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund. Option writing added income to the Fund as rates stayed within our forecasted range.

•	The Fund’s emphasis on corporate bonds was positive as these securities generally outperformed Treasuries. An allocation to emerging market bonds was positive for performance as spreads on emerging market debt narrowed during the first three months of the period.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (1/29/97)
PIMCO Real Return Fund Class A	11.24%	10.87%	—	8.98%
PIMCO Real Return Fund Class A (adjusted)	7.91%	10.20%	—	8.51%
PIMCO Real Return Fund Class B	10.41%	10.05%	—	8.19%
PIMCO Real Return Fund Class B (adjusted)	5.41%	9.77%	—	8.19%
PIMCO Real Return Fund Class C (adjusted)	9.69%	10.32%	—	8.43%
Lehman Brothers Global Real: U.S. TIPS Index	10.83%	10.58%	—	—
Lipper Intermediate U.S. Treasury Fund Average	9.65%	9.47%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,066	$1,062	$1,063	$1,025	$1,025	$1,025
Expenses Paid During Period	$5	$9	$7	$5	$8	$7

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

U.S. Treasury Obligations	89.3%
Corporate Bonds & Notes	5.2%
Other	5.5%

*	% of total investments as of March 31, 2004

PIMCO Bond Funds Annual Report | 3.31.04	9

A  R E A L  R E T U R N  S T R A T E G Y  F U N D

PIMCO RealEstateRealReturn Strategy Fund

•	The Fund seeks maximum real return consistent with prudent investment management by investing, under normal circumstances, in real estatelinked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•	For the five-month period from the Fund’s inception on October 30, 2003 until March 31, 2004, the Fund’s Class A Shares returned 29.25%.

•	The Fund invested the collateral backing its REIT derivatives positions primarily in TIPS (Treasury Inflation-Protected Securities), implementing a “double realTM” strategy.

•	The primary source of outperformance was that TIPS significantly outperformed the LIBOR financing rate embedded in the derivatives used to gain real estate exposure.

•	For the five-month period, real yields decreased by 0.46%, compared to a 0.52% fall for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. The 12-month CPI-U change for the period ending March 31, 2004 was 1.74%.

•	The effective duration of the Fund was 8.44 years on March 31, 2004, compared to a duration of 9.08 years for the Lehman Global Real: U.S. TIPS 5+ Index (Lehman TIPS Index), which was negative for performance as real yields dropped.

•	The Fund was overweight shorter-maturity TIPS. This was negative for performance during the first half of the period as the real yield curve flattened from September to December of 2003. This was mostly offset as this same overweight was positive for performance during the last half of the period as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund.

•	Option writing added income to the Fund as rates stayed within the forecasted range.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Class A	—	—	—	29.25%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	—	—	—	23.43%
PIMCO RealEstateRealReturn Strategy Fund Class B	—	—	—	28.97%
PIMCO RealEstateRealReturn Strategy Fund Class B (adjusted)	—	—	—	23.97%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	—	—	—	27.90%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/30/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,293	$1,290	$1,289	$1,025	$1,025	$1,025
Expenses Paid During Period	$6	$10	$10	$5	$8	$8

For each class of the Fund, expenses are equal to the expense ratio for the class (1.24% for Class A, 1.99% for Class B, 1.99% for Class C), multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since the Fund commenced operations on 10/30/03).

Sector Breakdown*

U.S. Treasury Obligations**	91.9%
Short-Term Instruments	7.5%
Other	0.6%

*	% of total investments as of March 31, 2004
**	Primarily Treasury Inflation Protected Securities (TIPS) serving as collateral for real estate-linked derivatives.

10	PIMCO Bond Funds Annual Report | 3.31.04

A N  E Q U I T Y  -  R E L A T E D  F U N D

PIMCO StocksPLUS Fund

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing, under normal circumstances, substantially all of its assets in S&P 500 derivatives, backed by a short-duration portfolio of fixed-income instruments.

•	Investor optimism and signs of economic recovery fueled a strong rally in the U.S. stock market.

•	For the 12-month period ended March 31, 2004 the S&P 500 Index delivered a total return of 35.12%. The Fund’s Class A Shares underperformed the Index slightly, posting a total return of 34.40%.

•	A broader exposure to the yield curve and longer duration resulted in the capture of yield premium and positive price benefits associated with the steep slope of the yield curve.

•	However, U.S. interest rates were volatile during this period, and the modest adverse price performance of certain maturities hurt performance.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as short-term European interest rates declined.

•	Corporate and mortgage holdings provided incremental yield and diversification.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (5/13/93)
PIMCO StocksPLUS Fund Class A	34.40%	–0.70%	12.06%	11.42%
PIMCO StocksPLUS Fund Class A (adjusted)	30.37%	–1.30%	11.72%	11.10%
PIMCO StocksPLUS Fund Class B	33.43%	–1.41%	11.49%	10.88%
PIMCO StocksPLUS Fund Class B (adjusted)	28.43%	–1.69%	11.49%	10.88%
PIMCO StocksPLUS Fund Class C (adjusted)	32.78%	–1.17%	11.52%	10.87%
S&P 500 Index	35.12%	–1.20%	11.68%	—
Lipper Large-Cap Core Fund Average	31.22%	–2.34%	9.27%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 3% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,138	$1,136	$1,136	$1,025	$1,025	$1,025
Expenses Paid During Period	$6	$10	$8	$5	$9	$8

For each class of the Fund, expenses are equal to the expense ratio for the class (1.05% for Class A, 1.80% for Class B, 1.55% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments**	67.0%
U.S. Government Agencies	7.5%
Mortgage-Backed Securities	6.6%
Asset-Backed Securities	5.7%
Corporate Bonds & Notes	5.2%
Other	8.0%

*	% of total investments as of March 31, 2004
**	Primarily serving as collateral for equity-linked derivative positions.

PIMCO Bond Funds Annual Report | 3.31.04	11

A N  E Q U I T Y  -  R E L A T E D  F U N D

PIMCO StocksPLUS Total Return Fund

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing, under normal circumstances, substantially all of its assets in S&P 500 derivatives, backed by a low-to intermediate-duration portfolio of fixed-income instruments.

•	Investor optimism and signs of economic recovery fueled a strong rally in the U.S. stock market.

•	For the 12-month period ended March 31, 2004 the S&P 500 Index delivered a total return of 35.12%. The Fund’s Class A Shares outperformed the S&P 500 Index, posting a total return of 38.45%.

•	A longer relative duration and broader yield curve exposure resulted in the capture of attractive yield premium. As Federal Reserve policy kept short-term rates anchored at low levels and the yield curve remained steep, fixed income holdings also benefited from “roll down” as prices appreciated in connection with revaluation at lower yields over time.

•	Exposure to the European interest rates, with an emphasis on the short end of the yield curve, boosted returns as short-term European interest rates declined.

•	Lack of confidence about the sustainability of economic recovery and expectations for the Fed to remain on hold caused a decline in real yields. As a result, real return holdings enhanced overall performance.

•	An allocation to longer-maturity municipal bonds provided a buffer against volatile Treasury rates and enhanced overall performance as municipal yields declined modestly. Corporate and mortgage holdings provided incremental yield and diversification.

Average Annual Total Return For periods ended 3/31/04

	1 year	5 year	10 year	Inception (6/28/02)
PIMCO StocksPLUS Total Return Fund Class A	38.45%	—	—	14.67%
PIMCO StocksPLUS Total Return Fund Class A (adjusted)	34.30%	—	—	12.70%
PIMCO StocksPLUS Total Return Fund Class B	36.97%	—	—	13.63%
PIMCO StocksPLUS Total Return Fund Class B (adjusted)	31.97%	—	—	11.55%
PIMCO StocksPLUS Total Return Fund Class C (adjusted)	36.10%	—	—	13.69%
S&P 500 Index	35.12%	—	—	—
Lipper Large-Cap Core Fund Average	31.22%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.pimcoadvisors.com. The adjusted returns take into account the maximum sales charge of 4.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 or more information.

Expense Example Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/03)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Ending Account Value (3/31/04)	$1,155	$1,148	$1,149	$1,025	$1,025	$1,025
Expenses Paid During Period	$6	$10	$10	$6	$10	$10

For each class of the Fund, expenses are equal to the expense ratio for the class (1.19% for Class A, 1.94% for Class B, 1.94% for Class C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Change in Value For periods ended 3/31/04

Sector Breakdown*

Short-Term Instruments**	69.5%
Asset-Backed Securities	8.8%
Other	21.7%

*	% of total investments as of March 31, 2004
**	Primarily serving as collateral for equity-linked derivative positions.

12	PIMCO Bond Funds Annual Report | 3.31.04

Schedule of Investments

All Asset Fund

March 31, 2004

	Shares	Value (000s)
PIMCO FUNDS (a) 98.7%
CommodityRealReturn Strategy	11,868,121	$186,567
Emerging Markets Bond	12,236,408	131,297
European Convertible	8,243,185	103,040
GNMA	12,069,030	133,845
International StocksPLUS TR Strategy	1,309,702	14,105
Low Duration	10,107,197	104,205
Real Return	21,464,765	253,070
Real Return Asset	17,512,631	216,106
RealEstateRealReturn Strategy	22,591,734	270,649
StocksPLUS	20,072,884	194,105
StocksPLUS Total Return	17,419,064	211,293

Total Investments 98.7% (Cost $1,735,931)		$1,818,282

Other Assets and Liabilities (Net) 1.3%		24,549

Net Assets 100.0%		$1,842,831

Notes to Schedule of Investments:

(a) Institutional Class shares of each PIMCO Fund.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	13

Schedule of Investments

CommodityRealReturn Strategy Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
CORPORATE BONDS & NOTES 0.7%

Banking & Finance 0.7%
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		$9,700	$9,675
Ford Motor Credit Co.
2.995% due 10/25/2004 (a)		200	201
1.560% due 07/18/2005 (a)		3,100	3,084
General Motors Acceptance Corp.
1.995% due 05/18/2006 (a)		4,000	3,988
Pemex Project Funding Master Trust
7.375% due 12/15/2014		250	279
8.625% due 02/01/2022		200	232
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)		2,000	2,040
Residential Reinsurance Ltd.
6.070% due 06/08/2006 (a)		500	511
Travelers Property Casualty Corp.
3.750% due 03/15/2008		100	102
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		5,000	4,997
Vita Capital Ltd.
2.460% due 01/01/2007 (a)		2,200	2,211

			27,320

Industrials 0.0%
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005		100	107

Utilities 0.0%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008		100	114
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		1,500	1,506

			1,620

Total Corporate Bonds & Notes (Cost $28,932)			29,047

U.S. TREASURY OBLIGATIONS 108.4%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007		544,740	600,513
3.625% due 01/15/2008		721,918	817,291
3.875% due 01/15/2009		269,288	312,911
4.250% due 01/15/2010		33,733	40,451
3.500% due 01/15/2011		332,475	387,853
3.375% due 01/15/2012		72,842	84,961
3.000% due 07/15/2012		623,231	709,583
1.875% due 07/15/2013		239,246	249,330
2.000% due 01/15/2014		643,080	674,983
3.625% due 04/15/2028		92,082	121,368
3.875% due 04/15/2029		303,421	418,721
3.375% due 04/15/2032		26,081	34,598

Total U.S. Treasury Obligations (Cost $4,373,131)			4,452,563

ASSET-BACKED SECURITIES 0.2%

Redwood Capital Ltd.
3.462% due 01/09/2006 (a)		4,300	4,320
5.012% due 01/01/2006 (a)		4,300	4,328

Total Asset-Backed Securities (Cost $8,600)			8,648

SOVEREIGN ISSUES 0.2%

Republic of Brazil
2.000% due 04/15/2006 (a)		200	196
2.062% due 04/15/2009 (a)		65	61
8.000% due 04/15/2014		7,881	7,736
11.000% due 08/17/2040		200	215
United Mexican States
6.375% due 01/16/2013		1,200	1,302

Total Sovereign Issues (Cost $9,156)			9,510

FOREIGN CURRENCY-DENOMINATED ISSUES (f)(g) 0.7%

Commonwealth of Canada (b)
3.000% due 12/01/2036	C$	20,055	17,362
Pylon Ltd.
3.553% due 12/18/2008 (a)	EC	2,600	3,231
5.953% due 12/22/2008 (a)		4,300	5,428

Total Foreign Currency-Denominated Issues (Cost $24,017)			26,021

SHORT-TERM INSTRUMENTS 4.2%

Commercial Paper 3.0%
Fannie Mae
1.010% due 06/23/2004-07/01/2004 (h)		$80,800	80,605
1.015% due 06/30/2004-07/01/2004 (h)		30,096	30,017
Freddie Mac
1.010% due 07/15/2004		11,100	11,066

			121,688

Repurchase Agreements 0.8%
State Street Bank
0.800% due 04/01/2004		32,178	32,178

(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $32,826. Repurchase proceeds are $32,179.)

U.S. Treasury Bills 0.4%
1.010% due 06/03/2004		17,510	17,478

Total Short-Term Instruments (Cost $171,357)			171,344

Total Investments 114.4% (Cost $4,615,793)			$4,697,733

Written Options (d) 0.00% (Premiums $1,802)			(1,681)

Other Assets and Liabilities (Net) (14.4%)			(588,002)

Net Assets 100.0%			$4,108,050

Notes to Schedule of Investments

(amounts in thousands):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: AIG International Inc. Exp. 04/30/2004	$1,075,000	$0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 04/30/2004	500,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 04/30/2004	320,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	899,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Barclays Bank PLC Exp. 04/30/2004	500,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: Barclays Bank PLC Exp. 04/30/2004	216,000	0
Receive total return on Dow Jones - AIG Commodity Index and pay a floating rate based on 3-month Treasury Bill rate plus a spread.
Counterparty: AIG International Inc. Exp. 04/30/2004	500,000	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	179,000	1,037

		$1,037

14	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(d) Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$29,100	$320	$608

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	33,200	289	497

Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	33,200	325	37

Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	29,100	175	13

Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	40,700	360	499

Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	40,700	333	27

						$1,802	$1,681

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(e) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	3.000	11/15/2007	1,000	$1,027	$1,027

(f) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	C$	20,348	04/2004	$0	$(228)	$(228)
Buy	EC	53	04/2004	1	0	1
Sell		6,900	04/2004	51	0	51

				$52	$(228)	$(176)

(g) Principal amount denoted in indicated currency:

C$ - Canadian Dollar

EC - Euro

(h) Securities are grouped by coupon and represent a range of maturities.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	15

Schedule of Investments

International StocksPLUS TR Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 0.5%

Utilities 0.5%
Pacific Gas & Electric Co.
1.810% due 04/03/200 (a)	$100	$100

Total Corporate Bonds & Notes (Cost $100)		100

MUNICIPAL BONDS & NOTES 4.2%

Akron, Ohio Community Learning Centers Income Tax Revenue Bonds, (FGIC Insured), Series 2004-A
5.000% due 12/01/2033	70	73

Arizona Educational Loan Marketing Corp. Revenue Bonds, Series 2002
1.100% due 12/01/2037 (a)	100	100

Connecticut Student Loan Foundation Revenue Bonds, (GTD Student Loan Insured), Series 2003
1.090% due 06/01/2033 (a)	200	200

Dallas, Texas Independant School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 02/15/2026	100	104

Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.089% due 09/01/2036 (a)	100	100

Missouri Higher Education Loan Authority Student Loan Revenue Bonds, (GTD Student Loans Insured), Series 2002 - L
1.110% due 07/01/2032 (a)	100	100

Pennsylvania State Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.100% due 10/01/2040 (a)	100	100

Total Municipal Bonds & Notes (Cost $775)		777

U.S. GOVERNMENT AGENCIES 15.6%

Fannie Mae
1.210% due 03/25/2034 (a)	199	198
2.375% due 11/25/2023 (a)	350	365
5.500% due 04/15/2034	1,491	1,529
5.684% due 07/01/2032 (a)	490	498
Government National Mortgage Association
4.625% due 11/20/2024 (a)	320	329

Total U.S. Government Agencies (Cost $2,898)		2,919

U.S. TREASURY OBLIGATIONS 6.4%

Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	172	195
U.S. Treasury Notes
1.625% due 04/30/2005	600	603
1.250% due 05/31/2005	400	400

Total U.S. Treasury Obligations (Cost $1,192)		1,198

MORTGAGE-BACKED SECURITIES 1.1%

Countrywide Home Loans, Inc.
1.370% due 05/25/2034 (a)(h)	100	100
GSRPM Mortgage Loan Trust
1.790% due 01/25/2032 (a)	100	101

Total Mortgage-Backed Securities (Cost $201)		201

ASSET-BACKED SECURITIES 2.5%

ACE Securities Corp.
1.210% due 02/25/2034 (a)	100	100
Amortizing Residential Collateral Trust
1.380% due 07/25/2032 (a)	40	40
Countrywide Asset-Backed Certificates
1.230% due 11/25/2020 (a)	73	73
Residential Asset Securities Corp.
1.320% due 09/25/2031 (a)	52	52
SLM Student Loan Trust
1.110% due 12/15/2016 (a)	100	100
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)	96	95

Total Asset-Backed Securities (Cost $461)		460

SOVEREIGN ISSUES 2.1%

Banque Centrale De Tunisie
7.375% due 04/25/2012	39	45
Republic of Brazil
14.500% due 10/15/2009	80	102
Republic of Panama
9.625% due 02/08/2011	39	47
Republic of Peru
9.125% due 02/21/2012	37	42
United Mexican States
10.375% due 02/17/2009	122	158

Total Sovereign Issues (Cost $380)		394

EXCHANGE-TRADED FUNDS 2.5%
	Shares
Index Funds 2.5%
iShares MSCI EAFE Trust	3,346	474

Total Index Funds (Cost $460)		474

SHORT-TERM INSTRUMENTS 65.9%
	Principal Amount (000s)
Certificates of Deposit 3.2%
Chase Manhattan Bank USA
1.030% due 05/28/2004	$300	300
Citibank New York N.A.
1.035% due 04/30/2004	200	200
1.040% due 06/04/2004	100	100

		600

Commercial Paper 58.9%
ABN AMRO North America
1.025% due 05/20/2004	100	100
1.045% due 06/07/2004	400	399
Anz (Delaware), Inc.
1.025% due 04/08/2004	200	200
1.030% due 05/17/2004	100	100
1.035% due 06/21/2004	200	199
Barclays U.S. Funding Corp.
1.025% due 04/02/2004	200	200
1.020% due 05/24/2004	300	300
CBA (de) Finance
1.030% due 04/13/2004	100	100
1.030% due 05/10/2004	100	100
Danske Corp.
1.030% due 05/10/2004	400	400
1.025% due 05/17/2004	100	100
E.I. du Pont de Nemours & Co.
1.015% due 05/13/2004	200	200
European Investment Bank
1.015% due 04/13/2004	500	500
Fannie Mae
1.020% due 05/05/2004	400	400
1.000% due 06/23/2004	200	199
1.005% due 07/01/2004	100	100
1.010% due 07/01/2004	200	199
1.030% due 07/01/2004	200	199
Freddie Mac
1.040% due 04/01/2004	1,700	1,700
1.035% due 04/06/2004	1,000	1,000
1.000% due 04/13/2004	700	700
1.010% due 07/15/2004	200	199
General Electric Capital Corp.
1.110% due 04/08/2004	300	300
1.030% due 05/27/2004	200	200
HBOS Treasury Services PLC
1.055% due 06/04/2004	200	200
1.060% due 06/11/2004	300	299
Rabobank Netherland NV
1.030% due 05/10/2004	500	499
Royal Bank of Scotland PLC
1.000% due 04/12/2004	500	500
Svenska Handlesbanken, Inc.
1.025% due 05/24/2004	400	399
UBS Finance, Inc.
1.095% due 04/01/2004	300	300
1.030% due 06/10/2004	200	200
Westpac Trust Securities NZ Ltd.
1.100% due 04/08/2004	300	300
1.040% due 06/24/2004	200	199

		10,990

Repurchase Agreements 3.0%
State Street Bank
0.800% due 04/01/2004	556	556

(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $569. Repurchase proceeds are $556.)

U.S. Treasury Bills 0.8%

1.000% due 06/03/2004- 06/17/2004 (b)(d)	155	155

Total Short-Term Instruments (Cost $12,301)		12,301

Total Investments 100.8% (Cost $18,768)		$18,824

Other Assets and Liabilities (Net) (0.8%)		(154)

Net Assets 100.0%		$18,670

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Principal amount of security is adjusted for inflation.

16	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

(d) Securities with an aggregate market value of $155 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bobl 5-Year Note Long Futures	06/2004	12	$18
Eurodollar December Long Futures	12/2005	7	4
United Kingdom 90-Day LIBOR Long Futures	12/2004	11	(3)
U.S. Treasury 10-Year Note Long Futures	06/2004	54	95

			$114

(e) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	200	$3

	# of Contracts
Receive total return on a currency basket and pay a floating rate based on 1-month LIBOR plus 0.750%.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2005		128,088	0

			$3

Type	Fixed Spread (%)	Fixed Notional Amount	Unrealized Appreciation
Receive a fixed spread and pay On-The Run 10-year Swap Spread. The On-The-Run 10-year Swap Spread is the difference between the 10-year Swap Rate and the 10-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.378	$100	$0

Receive a fixed spread and pay On-The Run 10-year Swap Spread. The On-The-Run 10-year Swap Spread is the difference between the 10-year Swap Rate and the 10-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.378	100	0

Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/24/2004	0.315	300	0

Receive a fixed spread and pay On-The Run 2-year Swap Spread. The On-The-Run 2-year Swap Spread is the difference between the 2-year Swap Rate and the 2-year Treasury Rate.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2004	0.318	300	0

			$0

(f) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Sell	BP	53	04/2004	$0	$0	$0
Buy	EC	62	04/2004	1	0	1
Sell		139	04/2004	1	0	1

				$2	$0	$2

(g) Principal amount denoted in indicated currency:

BP - British Pound

EC - Euro

(h) The aggregate value of fair valued securities is $100, which is 0.54% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	17

Summary Schedule of Investments

Real Return Fund

March 31, 2004

		Principal Amount (000s)	Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES
Banking & Finance
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		$42,600	$42,488	0.4%
Ford Motor Credit Co.
6.700% due 07/16/2004		14,402	14,612	0.1%
2.995% due 10/25/2004 (a)		14,480	14,574	0.1%
1.560% due 07/18/2005 (a)		47,750	47,499	0.4%
General Motors Acceptance Corp.
1.470% due 07/21/2004 (a)		53,800	53,781	0.5%
2.370% due 10/20/2005 (a)		15,000	15,115	0.1%
Pemex Project Funding Master Trust
7.375% due 12/15/2014		22,000	24,585	0.2%
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)		57,550	58,804	0.5%
4.651% due 07/03/2008 (a)		18,750	18,415	0.2%
Residential Reinsurance Ltd.
6.020% due 06/01/2005 (a)		15,900	16,198	0.1%
6.070% due 06/08/2006 (a)		20,100	20,552	0.2%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		50,200	50,166	0.5%
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		30,200	30,344	0.3%
Washington Mutual Bank
1.420% due 05/17/2004 (a)		17,900	17,907	0.2%
Other Banking & Finance (g)			130,471	1.2%

			555,511	5.0%

Industrials
Petroleos Mexicanos
9.500% due 09/15/2027		14,850	18,562	0.2%
Walt Disney Co.
4.500% due 09/15/2004		15,000	15,220	0.1%
Other Industrials (g)			33,579	0.3%

			67,361	0.6%

Utilities
Progress Energy, Inc.
6.750% due 03/01/2006		32,150	34,864	0.3%
Sprint Capital Corp.
7.900% due 03/15/2005		13,250	14,011	0.1%
Other Utilities (g)			36,236	0.4%

			85,111	0.8%

Total Corporate Bonds & Notes (Cost $692,888)			707,983	6.4%

MUNICIPAL BONDS & NOTES
California State Tobacco Securitization Corp.
Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033		25,000	24,505	0.3%
Other Municipal Bonds & Notes (g)			36,238	0.3%

Total Municipal Bonds & Notes (Cost $59,493)			60,743	0.6%

U.S. GOVERNMENT AGENCIES

Total U.S. Government Agencies (g) (Cost $46,862)			47,647	0.4%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (b)		1,595,034	1,758,338	15.8%
3.625% due 01/15/2008		1,203,128	1,362,073	12.3%
3.875% due 01/15/2009		1,607,937	1,868,412	16.8%
4.250% due 01/15/2010		597,981	717,064	6.4%
3.500% due 01/15/2011		845,676	986,534	8.9%
3.375% due 01/15/2012		274,242	319,867	2.9%
3.000% due 07/15/2012		1,112,494	1,266,635	11.4%
1.875% due 07/15/2013		453,457	472,570	4.3%
2.000% due 01/15/2014		586,204	615,286	5.5%
3.625% due 04/15/2028		799,853	1,054,244	9.5%
3.875% due 04/15/2029		1,042,288	1,438,357	13.0%
3.375% due 04/15/2032		182,876	242,604	2.2%
U.S. Treasury Note
2.250% due 02/15/2007		100	101	0.0%

Total U.S. Treasury Obligations (Cost $11,505,567)			12,102,085	109.0%

MORTGAGE-BACKED SECURITIES

Bear Stearns Adjustable Rate Mortgage Trust
4.825% due 12/25/2033 (a)		13,351	13,610	0.1%
Other Mortgage-Backed Securities (g)			18,850	0.2%

Total Mortgage-Backed Securities (Cost $32,198)			32,460	0.3%

ASSET-BACKED SECURITIES

Redwood Capital Ltd.
3.462% due 01/01/2006 (a)		30,700	30,839	0.3%
5.012% due 01/01/2006 (a)		36,300	36,539	0.3%
Other Asset-Backed Securities (g)			30,616	0.3%

Total Asset-Backed Securities (Cost $97,536)			97,994	0.9%

SOVEREIGN ISSUES

Republic of Brazil
8.000% due 04/15/2014 (a)		53,689	52,702	0.5%
United Mexican States
6.375% due 01/16/2013 (a)		20,700	22,470	0.2%
Other Sovereign Issues (g)			17,222	0.1%

Total Sovereign Issues (Cost $87,426)			92,394	0.8%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Caisse D’amort Dette Soc
3.800% due 07/25/2006 (c)	EC	26,041	34,284	0.3%
Commonwealth of Canada
4.000% due 12/01/2031 (c)	C$	23,168	23,357	0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016 (c)	N$	38,300	32,310	0.3%
Pylon Ltd.
3.553% due 12/18/2008 (a)	EC	20,750	25,785	0.2%
5.953% due 12/18/2008 (a)		40,700	51,372	0.5%
Republic of France
3.000% due 07/25/2012 (c)		20,775	28,296	0.3%
2.250% due 07/25/2020 (c)		11,862	14,903	0.1%
3.150% due 07/25/2032 (c)		25,463	37,201	0.3%
Tyco International Group S.A.
4.375% due 11/19/2004		14,000	17,396	0.2%
Other Foreign Currency-Denominated Issues (g)			13,699	0.1%

Total Foreign Currency-Denominated Issues (Cost $244,527)			278,603	2.5%

18	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets
SHORT-TERM INSTRUMENTS

Commercial Paper
Fannie Mae
1.000% - 1.010% due 07/01/2004 (d)	$39,600	$39,496	0.4%
Ford Motor Credit Co.
1.770% - 1.930% due 09/03/2004 (d)	22,350	22,340	0.2%
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	31,700	31,700	0.2%

		93,536	0.8%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $11,605. Repurchase proceeds are $11,377.)	11,377	11,377	0.1%

U.S. Treasury Bills
1.010% due 06/03/2004 - 06/17/2004(b)(d)(e)	33,000	32,932	0.3%

Total Short-Term Instruments (Cost $137,861)		137,845	1.2%

Total Investments (Cost $12,904,358)		$13,557,754	122.1%

Written Options (h) (Premiums $16,938)		(16,748)	(0.1)%

Other Assets and Liabilities (Net)		(2,438,050)	(22.0)%

Net Assets		$11,102,956	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Securities with an aggregate market value of $4,687 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Note Long Futures	06/2004	250	$521
U.S. Treasury 10-Year Note Long Futures	06/2004	2,446	4,701
U.S. Treasury 30-Year Bond Short Futures	06/2004	259	(638)

			$4,584

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $22,960 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

(f) Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/17/2005	BP	250,000	(3,073)
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	7,400	86
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		6,400	75
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		6,600	62
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005		$7,000	18
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Federal National Mortgage Association 5.375% due 11/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/03/2005		80,000	36
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005		10,000	(692)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		30,000	(1,117)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033		399,000	797

			$(3,808)

(g) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	19

Summary Schedule of Investments (Cont.)

Real Return Fund

March 31, 2004

(h) Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$289,000	$3,179	$6,035
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	277,800	2,417	4,161
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	289,000	1,734	132
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	277,800	2,723	306
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	09/23/2005	200,000	2,815	3,987
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	09/23/2005	200,000	2,880	1,270
Put - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%*	06/14/2004	65,000	455	299
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	43,200	382	530
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	43,200	353	28

						$16,938	$16,748

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	3.250	08/15/2007	$127,800	$132,368	$132,493
U.S. Treasury Note	3.125	09/15/2008	177,200	181,069	181,328
U.S. Treasury Note	5.750	08/15/2010	33,700	38,702	38,806
U.S. Treasury Note	3.625	05/15/2013	21,600	21,468	21,605
U.S. Treasury Note	4.250	08/15/2013	155,000	160,667	156,980

				$534,274	$531,212

(j) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	C$	43,110	04/2004	$0	$(483)	$(483)
Buy	EC	821	04/2004	11	0	11
Sell		153,309	04/2004	1,145	0	1,145
Sell	N$	48,608	04/2004	0	(290)	(290)

				$1,156	$(773)	$383

(k) Principal amount denoted in indicated currency:

BP - British Pound

C$ - Canadian Dollar

EC - Euro

N$ - New Zealand Dollar

20	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Schedule of Investments

RealEstateRealReturn Strategy Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 0.3%

Banking & Finance 0.3%
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)	$700	$698
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	300	300

Total Corporate Bonds & Notes (Cost $999)		998

U.S. TREASURY OBLIGATIONS 114.0%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	8,181	9,019
3.625% due 01/15/2008	11,505	13,025
3.875% due 01/15/2009	37,264	43,301
3.500% due 01/15/2011	39,365	45,922
3.000% due 07/15/2012	40,167	45,732
1.875% due 07/15/2013	3,025	3,152
2.000% due 01/15/2014	132,077	138,629
3.625% due 04/15/2028	4,579	6,036
3.875% due 04/15/2029	32,102	44,301

Total U.S. Treasury Obligations (Cost $343,047)		349,117

ASSET-BACKED SECURITIES 0.2%

Redwood Capital Ltd.
3.462% due 01/09/2006 (a)	300	301
5.012% due 01/09/2006 (a)	300	302

Total Asset-Backed Securities (Cost $600)		603

SOVEREIGN ISSUES 0.2%

Republic of Brazil
8.000% due 04/15/2014	616	605

Total Sovereign Issues (Cost $591)		605

SHORT-TERM INSTRUMENTS 9.4%

Commercial Paper 9.0%
Anz (Delaware), Inc.
1.030% due 06/22/2004	3,300	3,292
Fannie Mae
1.015% due 06/30/2004	2,800	2,793
HBOS Treasury Services PLC
1.030% due 06/29/2004	1,100	1,097
1.035% due 06/29/2004	1,500	1,496
1.040% due 06/30/2004	2,300	2,294
1.035% due 07/01/2004	3,500	3,491
Royal Bank of Scotland PLC
1.020% due 07/06/2004	7,700	7,679
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	5,400	5,400

		27,542

Repurchase Agreement 0.3%
State Street Bank
0.800% due 04/01/2004	863	863

(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $881. Repurchase proceeds are $863.)

U.S. Treasury Bills 0.1%
1.010% due 06/17/2004	250	249

Total Short-Term Instruments (Cost $28,655)		28,654

Total Investments 124.1% (Cost $373,892)		$379,977

Written Options (d) (0.0%) (Premiums $43)		(44)

Other Assets and Liabilities (Net) (24.1%)		(73,665)

Net Assets 100.0%		$306,268

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Swap agreements outstanding at March 31, 2004:

Type	# of Contracts	Unrealized Appreciation
Receive total return on Wilshire REIT Total Return Index and pay a floating rate based on 1-week LIBOR plus 0.400%.
Counterparty: Credit Suisse First Boston Exp. 11/02/2004	$93,886	$0

	Notional Amount
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	16,000	86

		$86

(d) Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/7/2004	$1,100	$12	$23
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/7/2004	1,300	11	19
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/7/2004	1,300	13	1
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/7/2004	1,100	7	1

						$43	$44

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	21

Summary Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
General Motors Acceptance Corp.
1.820% due 05/17/2004 (a)		$5,800	$5,803	0.3%
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)		11,700	11,774	0.7%
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)		8,000	8,005	0.5%
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		6,100	6,096	0.4%
Other Banking & Finance (b)			17,769	1.1%

			49,447	3.0%

Industrials
Alcan, Inc.
1.370% due 12/08/2004 (a)		6,300	6,302	0.4%
Other Industrials (b)			2,561	0.1%

			8,863	0.5%

Utilities
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		11,400	11,446	0.7%
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)		14,700	14,709	0.9%
Other Utilities (b)			1,586	0.1%

			27,741	1.7%

Total Corporate Bonds & Notes (Cost $86,259)			86,051	5.2%

MUNICIPAL BONDS & NOTES

Arizona Educational Loan Marketing Corp.
Revenue Bonds, (GTD Student Loans Insured), Series 1996
1.080% due 12/01/2037		5,100	5,100	0.3%

Kentucky Higher Education Student Loan Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.097% due 05/01/2030 (a)		9,700	9,700	0.6%
1.098% due 05/01/2030 (a)		5,500	5,500	0.3%

Other Municipal Bonds & Notes (b)			16,370	1.0%

Total Municipal Bonds & Notes (Cost $36,632)			36,670	2.2%

U.S. GOVERNMENT AGENCIES

Fannie Mae
1.490% due 11/25/2032 (a)		8,192	8,204	0.5%
5.000% due 04/25/2033		9,480	9,656	0.6%
1.210% due 03/25/2034 (a)		9,666	9,614	0.6%
6.000% due 04/15/2034		6,000	6,246	0.4%
2.794% - 8.000% due 09/01/2005 - 12/01/2036 (e)		37,541	38,818	2.3%
Federal Home Loan Bank
6.000% due 08/15/2026		507	510	0.0%
Freddie Mac
5.500% due 08/15/2030		6,235	6,307	0.4%
6.500% due 10/25/2043		6,510	6,980	0.4%
3.259%-8.500% due 11/15/2015 - 10/23/2043 (e)		24,892	25,804	1.6%
Other U.S. Government Agencies (b)			11,829	0.7%

Total U.S. Government Agencies (Cost $123,427)			123,968	7.5%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008 (d)		52,037	58,911	3.5%
3.500% - 3.875% due 01/15/2009 - 01/15/2011 (e)		1,303	1,518	0.1%

Total U.S. Treasury Obligations (Cost $57,883)			60,429	3.6%

MORTGAGE-BACKED SECURITIES

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031		4,964	5,080	0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.825% due 01/25/2034 (a)		8,029	8,185	0.5%
4.380% - 5.983% due 06/25/2032 - 01/25/2034 (e)		9,699	9,855	0.6%
Countrywide Alternative Loan Trust
6.000% due 10/25/2033		7,867	8,087	0.5%
CS First Boston Mortgage Securities Corp.
2.003% due 03/25/2032 (a)		5,923	5,854	0.4%
Impac CMB Trust
1.490% due 07/25/2033 (a)		6,790	6,796	0.4%
1.340% due 01/25/2034 (a)		5,589	5,595	0.3%
MLCC Mortgage Investors, Inc.
2.834% due 01/25/2029 (a)		8,430	8,617	0.5%
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032		2,545	2,599	0.2%
Washington Mutual Mortgage Securities Corp.
2.644% due 06/25/2042 (a)		11,950	12,112	0.7%
3.061%-6.010% due 03/25/2017 - 02/27/2034 (e)		5,672	5,742	0.3%
Other Mortgage-Backed Securities (b)			31,361	1.9%

Total Mortgage-Backed Securities (Cost $109,825)			109,883	6.6%

ASSET-BACKED SECURITIES

Citifinancial Mortgage Securities, Inc.
1.190% due 05/25/2033 (a)		6,276	6,279	0.4%
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)		6,735	6,741	0.4%
Irwin Home Equity
1.340% due 11/25/2028 (a)		12,460	12,462	0.8%
Residential Asset Mortgage Products, Inc.
1.340% due 02/25/2034 (a)		14,377	14,324	0.9%
Residential Asset Securities Corp.
1.210% due 06/25/2025 (a)		4,128	4,130	0.2%
1.390% due 01/25/2034 (a)		5,104	5,114	0.3%
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		14,050	14,059	0.8%
Other Asset-Backed Securities (b)			32,327	2.0%

Total Asset-Backed Securities (Cost $95,419)			95,436	5.8%

SOVEREIGN ISSUES

Total Sovereign Issues (b) (Cost $17,091)			17,543	1.1%

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k)

Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,750	8,225	0.5%

Total Foreign Currency-Denominated Issues (Cost $6,657)			8,225	0.5%

22	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)	% of Net Assets
PURCHASED PUT OPTIONS

Total Purchased Put Options (b) (Cost $174)		$97	0.0%

PREFERRED SECURITY
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)	913	9,723	0.6%

Total Preferred Security (Cost $9,564)		9,723	0.6%

SHORT-TERM INSTRUMENTS

	Principal Amount (000s)
Certificates of Deposit
Chase Manhattan Bank USA
1.030% due 05/28/2004	$32,300	$32,300	2.0%
Citibank New York N.A.
1.040% due 06/04/2004	33,800	33,800	2.0%

		66,100	4.0%

Commercial Paper
Barclays U.S. Funding Corp.
1.030% due 05/21/2004	25,900	25,863	1.6%
CBA (de) Finance
1.040% due 04/30/2004	7,500	7,494	0.5%
Danske Corp.
1.030% due 05/11/2004	13,500	13,484	0.8%
European Investment Bank
1.015% due 04/13/2004	17,900	17,894	1.1%
Fannie Mae
1.000% - 1.020% due 04/14/2004 - 07/01/2004 (e)	190,300	189,993	11.4%
Federal Home Loan Bank
0.995% - 1.010% due 04/01/2004 - 05/28/2004 (e)	89,200	89,137	5.4%
Freddie Mac
1.000% - 1.040% due 04/27/2004 - 06/15/2004 (e)	136,700	136,536	8.2%
General Electric Capital Corp.
1.090% due 04/12/2004	12,000	11,996	0.7%
HBOS Treasury Services PLC
1.040% - 1.100% due 04/15/2004 - 06/30/2004 (e)	49,600	49,512	3.0%
Nestle Capital Corp.
1.020% due 05/10/2004	33,700	33,663	2.0%
Rabobank USA Financial Corp.
1.025% - 1.030% due 04/20/2004 - 05/10/2004 (e)	26,600	26,584	1.6%
Royal Bank of Scotland PLC
1.025% - 1.030% due 04/27/2004 - 05/04/2004 (e)	36,200	36,169	2.2%
UBS Finance, Inc.
1.020% - 1.050% due 04/08/2004 - 06/16/2004 (e)	49,300	49,216	3.0%
Other Commercial Paper (b)		2,100	0.1%

		689,641	41.6%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004	5,255	5,255	0.3%

(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $5,364. Repurchase proceeds are $5,255.)

U.S. Treasury Bills
1.003% due 04/15/2004 - 06/17/2004 (d)(e)(g)	354,130	353,652	21.4%

Total Short-Term Instruments (Cost $1,114,679)		1,114,648	67.3%

Total Investments (Cost $1,657,610)		$1,662,673	100.4%

Written Options (h) (Premiums $1,042)		(1,043)	(0.1)%

Other Assets and Liabilities (Net)		(6,147)	(0.3)%

Net Assets		$1,655,483	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(c) Swap agreements outstanding at March 31, 2004:

Type	# of Contracts	Unrealized Appreciation
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.070%
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	11,569	$0

	Notional Amount
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	1,400	1

		$1

(d) Securities with an aggregate market value of $106,727 have been segregated with the custodian to cover margin requirements for the following open futures contracts at:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Purchased Put Options Strike @ 95.875	12/2004	80	$(1)
Euribor Purchased Put Options Strike @ 95.000	03/2005	160	(3)
Euribor Purchased Put Options Strike @ 93.000	12/2005	400	0
Euribor Purchased Put Options Strike @ 92.500	12/2005	175	(3)
Euribor Written Put Options Strike @ 97.500	09/2004	55	16
Euribor Written Put Options Strike @ 97.000	12/2004	51	50
Emini S&P 500 Index June Long Futures	06/2004	8,910	(10,203)
Euribor June Long Futures	06/2005	239	360
Euribor September Long Futures	09/2005	250	298
Euribor December Long Futures	12/2005	416	269
Euro-Bobl 5-Year Note Long Futures	06/2004	202	335
Eurodollar March Long Futures	03/2005	27	33
Eurodollar March Long Futures	03/2006	277	(83)
Eurodollar March Long Futures	03/2008	15	22
Eurodollar June Long Futures	06/2005	303	(44)
Eurodollar June Long Futures	06/2008	15	20
Eurodollar September Long Futures	09/2005	307	(41)
Eurodollar September Long Futures	09/2008	15	19
Eurodollar December Long Futures	12/2004	21	40
Eurodollar December Long Futures	12/2005	311	(23)
Eurodollar December Long Futures	12/2008	15	19
S&P 500 Index June Long Futures	06/2004	3,450	(16,486)
S&P 500 Index September Long Futures	09/2004	580	3,413
U.S. Treasury 5-Year Note Long Futures	06/2004	28	34
U.S. Treasury 10-Year Note Long Futures	06/2004	11	(3)

			$(21,962)

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	23

Summary Schedule of Investments (Cont.)

StocksPLUS Fund

March 31, 2004

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Principal amount of security is adjusted for inflation.

(g) Securities with an aggregate market value of $998 have been pledged as collateral for swap and contracts at March 31, 2004.

(h) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$109.000	05/21/2004	909	$457	$114
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	909	490	924
Put - CME Eurodollar June Futures	98.000	06/14/2004	384	95	5

				$1,042	$1,043

(i) Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets
Bank Mart	07/07/1995	$1,644	$1,611	0.10%

(j) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EC	5,140	04/2004	$38	$0	$38
Sell	N$	11,567	04/2004	0	(69)	(69)

				$38	$(69)	$(31)

(k) Principal amount denoted in indicated currency:

EC - Euro

N$ - New Zealand Dollar

(l) The aggregate value of fair valued securities is $1,657 which is 0.10% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

24	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Summary Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)	% of Net Assets
CORPORATE BONDS & NOTES

Banking & Finance
Total Banking & Finance (f)			$4,422	1.6%

Industrials
Total Industrials (f)			40	0.0%

Utilities
Pacific Gas & Electric Co. 1.810% due 04/03/2006 (a)		$2,600	2,602	0.9%
Other Utilities (f)			509	0.2%

			3,111	1.1%

Total Corporate Bonds & Notes (Cost $7,560)			7,573	2.7%

MUNICIPAL BONDS & NOTES

California Cucamonga County Water District Certificates of Participation Bonds, (FGIC Insured), Series 2001
5.125% due 09/01/2035		2,400	2,519	0.9%

City of Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2035		1,700	1,754	0.6%

Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2033		1,200	1,258	0.5%

South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2033		1,200	1,250	0.4%

Other Municipal Bonds & Notes (f)			3,794	1.3%

Total Municipal Bonds & Notes (Cost $10,419)			10,575	3.7%

U.S. GOVERNMENT AGENCIES

Fannie Mae
5.500% due 04/15/2034 (a)		1,200	1,230	0.4%
6.000% due 04/15/2034		1,000	1,041	0.4%
1.220% due 03/25/2044 (a)		1,594	1,586	0.6%
1.450% due 03/25/2044 (a)		2,700	2,694	1.0%
1.490% - 8.000% due 09/01/2013 - 12/01/2036 (b)		1,396	1,430	0.5%
Freddie Mac
5.000% due 08/15/2013		1,253	1,270	0.5%
6.000% due 02/15/2030		3,188	3,255	1.1%
3.375% - 8.000% due 10/01/2007 - 08/01/2032 (b)		1,203	1,228	0.4%
Other U.S. Government Agencies (f)			20	0.0%

Total U.S. Government Agencies (Cost $13,753)			13,754	4.9%

U.S. TREASURY OBLIGATIONS

Treasury Inflation Protected Securities (c)
3.000% due 07/15/2012		1,442	1,642	0.6%
1.875% - 3.875% due 01/15/2008 - 07/15/2013 (b)		1,405	1,540	0.5%
U.S. Treasury Note
4.000% due 02/15/2014		100	101	0.1%

Total U.S. Treasury Obligations (Cost $3,140)			3,283	1.2%

MORTGAGE-BACKED SECURITIES

Countrywide Alternative Loan Trust
6.00% due 10/25/2033 (a)		715	735	0.3%
Countrywide Home Loans, Inc.
5.522% due 05/19/2032 (a)		$2	$2	0.0%
1.370% due 05/25/2034 (a) (k)		1,500	1,498	0.5%
CS First Boston Mortgage Securities Corp.
5.728% due 10/25/2032 (a)		1,306	1,341	0.5%
Salomon Brothers Mortgage Securities VII
4.000% due 12/25/2018		1,751	1,770	0.6%
Other Mortgage-Backed Securities (f)			7,197	2.5%

Total Mortgage-Backed Securities (Cost $12,535)			12,543	4.4%

ASSET-BACKED SECURITIES

Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)		739	740	0.3%
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.790% due 04/25/2032		2,359	2,369	0.8%
GSAMP Trust
6.000% due 10/25/2033 (a)		2,800	2,800	1.0%
Long Beach Mortgage Loan Trust
1.540% due 11/25/2032 (a)		1,533	1,542	0.5%
Residential Asset Mortgage Products, Inc.
1.430% due 09/25/2033 (a)		1,906	1,913	0.7%
1.340% due 02/25/2034 (a)		2,265	2,257	0.8%
Residential Asset Securities Corp.
1.240% due 06/25/2023 (a)		1,529	1,529	0.5%
1.210% due 06/25/2025 (a)		688	688	0.2%
5.226% due 06/25/2027 (a)		1,194	1,200	0.4%
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		1,600	1,601	0.6%
Specialty Underwriting & Residential Finance
1.420% due 11/25/2034 (a)		4,066	4,078	1.4%
Structured Asset Investment Loan Trust
1.210% due 06/25/2033 (a)		1,312	1,312	0.5%
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)		1,530	1,523	0.5%
Other Asset-Backed Securities (f)			2,704	1.0%

Total Asset-Backed Securities (Cost $26,258)			26,256	9.2%

SOVEREIGN ISSUES

Republic of Brazil
2.062% due 04/15/2009 (a)		1,229	1,158	0.4%
Other Sovereign Issues (f)			572	0.2%

Total Sovereign Issues (Cost $1,750)		1,809	1,730	0.6%

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)

Republic of Germany
5.250% due 07/04/2010	EC	5,800	7,872	2.8%
5.250% due 01/04/2011		5,000	6,796	2.4%

Total Foreign Currency-Denominated Issues (Cost $14,575)			14,668	5.2%

PURCHASED PUT OPTIONS
	# of Contracts
U.S. Treasury Note June Futures (CBOT)
Strike @ 96.000 Exp. 05/21/2004		590	9	0.0%
Other Purchased Put Options (f)			20	0.0%

Total Purchased Put Options (Cost $52)			29	0.0%

PREFERRED SECURITY

Total Preferred Security (f) (Cost $948)			958	0.3%

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	25

Summary Schedule of Investments (Cont.)

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)	% of Net Assets
SHORT-TERM INSTRUMENTS

Certificates of Deposit
Citibank New York N.A.
1.035% due 04/30/2004	$1,400	$1,400	0.5%

Commercial Paper
ABN AMRO North America Finance
1.045% due 06/07/2004	6,000	5,988	2.1%
Anz (Delaware), Inc.
1.020% - 1.025% due 04/19/2004 - 06/03/2004 (b)	9,200	9,193	3.2%
Barclays U.S. Funding Corp.
1.020% - 1.060% due 04/06/2004 - 06/08/2004 (b)	6,800	6,792	2.4%
CBA (de) Finance
1.020% - 1.030% due 05/10/2004 - 06/09/2004 (b)	9,100	9,087	3.2%
CDC Commercial Corp.
1.020% due 06/11/2004	3,300	3,293	1.1%
Danske Corp.
1.025% - 1.030% due 04/14/2004 - 06/18/2004 (b)	8,700	8,690	3.1%
European Investment Bank
1.015% - 1.020% due 04/13/2004 - 04/15/2004 (b)	5,800	5,798	2.0%
Fannie Mae
1.020% - 1.030% due 05/05/2004 - 07/01/2004 (b)	7,600	7,590	2.7%
Federal Home Loan Bank
1.010% - 1.015% due 04/01/2004 - 05/07/2004 (b)	18,700	18,687	6.6%
Freddie Mac
1.005% - 1.040% due 04/20/2004 - 05/04/2004 (b)	19,000	18,985	6.7%
General Electric Capital Corp.
1.040% due 05/11/2004 - 07/08/2004(b)	9,200	9,185	3.2%
HBOS Treasury Services PLC
1.030% - 1.060% due 05/17/2004 - 06/30/2004 (b)	8,700	8,680	3.1%
Pfizer, Inc.
1.015% due 06/03/2004	3,000	2,995	1.1%
Rabobank USA Financial Corp.
1.030% - 1.045% due 05/10/2004 - 06/15/2004 (b)	6,000	5,989	2.1%
Royal Bank of Scotland PLC
1.010% - 1.025% due 04/12/2004 - 05/12/2004 (b)	6,900	6,893	2.4%
Shell Finance (UK) PLC
1.015% - 1.020% due 04/08/2004 - 06/03/2004 (b)	8,400	8,390	2.9%
UBS Finance, Inc.
1.020% - 1.050% due 04/05/2004 - 06/10/2004 (b)	8,800	8,788	3.1%
Westpac Trust Securities NZ Ltd.
1.040% due 05/25/2004 - 06/24/2004(b)	3,100	3,094	1.1%
Other Commercial Paper (f)		1,298	0.4%

		149,415	52.5%

Repurchase Agreement
State Street Bank
0.800% due 04/01/2004	4,593	4,593	1.6%

(Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $4,686. Repurchase proceeds are $4,593.)

U.S. Treasury Bills
1.007% due 04/15/2004 - 06/17/2004 (b)(d)	52,890	52,811	18.6%

Total Short-Term Instruments (Cost $208,225)		208,219	73.2%

Total Investments (Cost $299,215)		$299,588	105.4%

Written Options (g) (Premiums $11)		(12)	(0.0)%

Other Assets and Liabilities (Net)		(15,256)	(5.4)%

Net Assets		$284,320	100.0%

Notes to Summary Schedule of Investments

(amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Principal amount of security is adjusted for inflation.

(d) Securities with an aggregate market value of $21,953 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Purchased Put Options Strike @ 94.875	12/2004	15	$0
Euribor Purchased Put Options Strike @ 95.500	12/2004	250	(4)
Euribor Purchased Put Options Strike @ 94.750	03/2005	50	(1)
Euribor Purchased Put Options Strike @ 93.000	12/2005	40	0
Euribor Written Put Options Strike @ 97.500	09/2004	7	2
Euribor Written Put Options Strike @ 97.000	12/2004	3	3
Euro-Bobl Purchased Put Options Strike @ 104.500	06/2004	50	0
Euro-Bund Purchased Put Options Strike @ 106.500	06/2004	40	0
United Kingdom 90-Day LIBOR Purchased Put Options Strike @ 93.750	06/2004	1	0
United Kingdom 90-Day LIBOR Purchased Put Options Strike @ 92.500	09/2004	6	0
Emini S&P 500 Index June Long Futures	06/2004	51	(72)
Euribor June Long Futures	06/2005	94	155
Euribor September Long Futures	09/2005	99	137
Euribor December Long Futures	12/2005	163	127
Euro-Bobl 5-Year Note Long Futures	06/2004	71	92
Euro-Bund 10-Year Note Long Futures	06/2004	56	110
S&P 500 Index June Long Futures	06/2004	1,037	(5,682)
U.S. Treasury 5-Year Note Long Futures	06/2004	26	20
U.S. Treasury 10-Year Note Long Futures	06/2004	583	985

			$(4,128)

(e) Swap agreements outstanding at March 31, 2004:

Type		Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	1,300	$24

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		20,300	(3)

26	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008	EC	3,600	$6
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004		$100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004		300	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		600	0

			$27

(f) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of March 31, 2004.

(g) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bill June Futures	$113.000	05/21/2004	1	$2	$3
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	9	9	9

				$11	$12

(h) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Bonds	6.250	05/15/2030	$2,100	$2,536	$2,491

(i) Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	181	05/2004	$0	$0	$0
Buy		300	06/2004	0	0	0
Buy	CP	42,637	05/2004	0	0	0
Buy		60,602	06/2004	0	(1)	(1)
Sell	EC	2,255	04/2004	16	(2)	14
Buy	H$	474	05/2004	0	0	0
Buy		777	06/2004	0	0	0
Buy	IR	4,703	06/2004	4	0	4
Buy	KW	71,034	05/2004	1	0	1
Buy		118,000	06/2004	2	0	2
Buy	MP	1,121	06/2004	0	(1)	(1)
Buy	PN	208	05/2004	0	0	0
Buy		244	06/2004	0	0	0
Buy	RR	1,739	05/2004	0	0	0
Buy		2,854	06/2004	0	0	0
Buy	S$	103	05/2004	1	0	1
Buy		170	06/2004	2	0	2
Buy	SR	402	05/2004	3	0	3
Buy		480	06/2004	5	0	5
Buy	SV	1,973	05/2004	0	0	0
Buy		2,340	06/2004	1	0	1
Buy	T$	2,020	05/2004	0	0	0
Buy		3,321	06/2004	1	0	1

				$36	$(4)	$32

(j) Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

(k) The aggregate value of fair valued securities is $1,500, which is 0.53% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income
All Asset Fund
Class A
04/30/2003 - 03/31/2004	$11.39	$0.72	(a)	$1.21	(a)	$1.93	$(0.45)
Class B
04/30/2003 - 03/31/2004	11.39	0.67	(a)	1.16	(a)	1.83	(0.40)
Class C
04/30/2003 - 03/31/2004	11.39	0.63	(a)	1.20	(a)	1.83	(0.40)
CommodityRealReturn Strategy Fund
Class A
03/31/2004	$12.02	$5.70	(a)	$(0.54	)(a)	$5.16	$(1.39)
11/29/2002 - 03/31/2003	11.38	(2.36	)(a)	3.77	(a)	1.41	(0.77)
Class B
03/31/2004	12.00	5.31	(a)	(0.26	)(a)	5.05	(1.32)
11/29/2002 - 03/31/2003	11.38	(2.45	)(a)	3.83	(a)	1.38	(0.76)
Class C
03/31/2004	12.00	5.79	(a)	(0.75	)(a)	5.04	(1.33)
11/29/2002 - 03/31/2003	11.38	(2.53	)(a)	3.91	(a)	1.38	(0.76)
International StocksPLUS TR Strategy Fund
Class A
10/30/2003 - 03/31/2004	$10.00	$0.43	(a)	$0.59	(a)	$1.02	$(0.26)
Class B
10/30/2003 - 03/31/2004	10.00	0.53	(a)	0.46	(a)	0.99	(0.23)
Class C
10/30/2003 - 03/31/2004	10.00	0.60	(a)	0.39	(a)	0.99	(0.25)
Real Return Fund
Class A
03/31/2004	$11.42	$0.33	(a)	$0.90	(a)	$1.23	$(0.35)
03/31/2003	10.29	0.44	(a)	1.32	(a)	1.76	(0.48)
03/31/2002	10.40	0.31	(a)	0.13	(a)	0.44	(0.45)
03/31/2001	9.92	0.71	(a)	0.61	(a)	1.32	(0.76)
03/31/2000	9.83	0.64	(a)	0.11	(a)	0.75	(0.64)
Class B
03/31/2004	11.42	0.25	(a)	0.89	(a)	1.14	(0.26)
03/31/2003	10.29	0.36	(a)	1.31	(a)	1.67	(0.39)
03/31/2002	10.40	0.23	(a)	0.13	(a)	0.36	(0.37)
03/31/2001	9.92	0.64	(a)	0.60	(a)	1.24	(0.68)
03/31/2000	9.83	0.57	(a)	0.11	(a)	0.68	(0.57)
Class C
03/31/2004	11.42	0.27	(a)	0.90	(a)	1.17	(0.29)
03/31/2003	10.29	0.38	(a)	1.32	(a)	1.70	(0.42)
03/31/2002	10.40	0.25	(a)	0.13	(a)	0.38	(0.39)
03/31/2001	9.92	0.68	(a)	0.59	(a)	1.27	(0.71)
03/31/2000	9.83	0.58	(a)	0.12	(a)	0.70	(0.59)
RealEstateRealReturn Strategy Fund
Class A
10/30/2003 - 3/31/2004	$10.00	$2.70	(a)	$0.09	(a)	$2.79	$(0.84)
Class B
10/30/2003 - 3/31/2004	10.00	2.89	(a)	(0.13	)(a)	2.76	(0.82)
Class C
10/30/2003 - 3/31/2004	10.00	2.60	(a)	0.16	(a)	2.76	(0.83)
StocksPLUS Fund
Class A
03/31/2004	$7.58	$1.43	(a)	$1.16	(a)	$2.59	$(0.70)
03/31/2003	9.97	(0.81	)(a)	(1.46	)(a)	(2.27)	(0.12)
03/31/2002	10.10	0.31	(a)	(0.22	)(a)	0.09	(0.22)
03/31/2001	14.06	(0.01	)(a)	(2.80	)(a)	(2.81)	(0.24)
03/31/2000	14.26	1.05	(a)	1.27	(a)	2.32	(1.04)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.32%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.09%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.45%.

28	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
All Asset Fund
Class A
04/30/2003 - 03/31/2004	$(0.09)	$(0.54)	$12.78	20.35%	$333,578	0.87	%*(o)	6.41	%*	99%
Class B
04/30/2003 - 03/31/2004	(0.09)	(0.49)	12.73	19.40	86,963	1.62	*(p)	5.95	*	99
Class C
04/30/2003 - 03/31/2004	(0.09)	(0.49)	12.73	19.43	290,297	1.62	*(p)	5.64	*	99
CommodityRealReturn Strategy Fund
Class A
03/31/2004	$(0.14)	$(1.53)	$15.65	44.77%	$912,154	1.24%		39.56%		290%
11/29/2002 - 03/31/2003	0.00	(0.77)	12.02	12.64	22,380	1.24	*(f)	(55.21	)*	492
Class B
03/31/2004	(0.14)	(1.46)	15.59	43.77	145,122	1.99		37.40		290
11/29/2002 - 03/31/2003	0.00	(0.76)	12.00	12.44	5,858	1.99	*(g)	(57.66	)*	492
Class C
03/31/2004	(0.14)	(1.47)	15.57	43.76	685,963	1.99		40.12		290
11/29/2002 - 03/31/2003	0.00	(0.76)	12.00	12.42	9,258	1.99	*(h)	(59.69	)*	492
International StocksPLUS TR Strategy Fund
Class A
10/30/2003 - 03/31/2004	$0.00	$(0.26)	$10.76	10.31%	$229	1.35	%*(l)	9.86	%*	41%
Class B
10/30/2003 - 03/31/2004	0.00	(0.23)	10.76	10.00	79	2.10	*(m)	12.38	*	41
Class C
10/30/2003 - 03/31/2004	0.00	(0.25)	10.74	9.99	832	2.10	*(n)	14.01	*	41
Real Return Fund
Class A
03/31/2004	$(0.51)	$(0.86)	$11.79	11.24%	$2,503,472	0.90%		2.84%		308%
03/31/2003	(0.15)	(0.63)	11.42	17.46	1,482,474	0.91	(i)	3.96		191
03/31/2002	(0.10)	(0.55)	10.29	4.22	527,616	0.90		3.03		237
03/31/2001	(0.08)	(0.84)	10.40	13.97	95,899	0.94	(i)	7.03		202
03/31/2000	(0.02)	(0.66)	9.92	7.93	17,676	0.93	(i)	6.57		253
Class B
03/31/2004	(0.51)	(0.77)	11.79	10.41	1,279,605	1.65		2.17		308
03/31/2003	(0.15)	(0.54)	11.42	16.59	1,019,107	1.66	(j)	3.20		191
03/31/2002	(0.10)	(0.47)	10.29	3.44	367,369	1.65		2.17		237
03/31/2001	(0.08)	(0.76)	10.40	13.12	54,875	1.69	(j)	6.33		202
03/31/2000	(0.02)	(0.59)	9.92	7.16	11,463	1.68	(j)	5.82		253
Class C
03/31/2004	(0.51)	(0.80)	11.79	10.69	2,088,573	1.40		2.38		308
03/31/2003	(0.15)	(0.57)	11.42	16.88	1,464,288	1.41	(k)	3.43		191
03/31/2002	(0.10)	(0.49)	10.29	3.70	516,693	1.40		2.43		237
03/31/2001	(0.08)	(0.79)	10.40	13.42	81,407	1.44	(k)	6.69		202
03/31/2000	(0.02)	(0.61)	9.92	7.40	17,336	1.43	(k)	5.90		253
RealEstateRealReturn Strategy Fund
Class A
10/30/2003 - 3/31/2004	$0.00	$(0.84)	$11.95	29.25%	$9,791	1.24	%*(b)	57.88	%*	158%
Class B
10/30/2003 - 3/31/2004	0.00	(0.82)	11.94	28.97	3,280	1.99	*(c)	61.66	*	158
Class C
10/30/2003 - 3/31/2004	0.00	(0.83)	11.93	28.90	6,193	1.99	*(d)	55.77	*	158
StocksPLUS Fund
Class A
03/31/2004	$0.00	$(0.70)	$9.47	34.40%	$125,955	1.05%		15.66%		287%
03/31/2003	0.00	(0.12)	7.58	(22.82)	78,753	1.05		(9.89)		282
03/31/2002	0.00	(0.22)	9.97	0.86	107,085	1.06	(e)	3.10		455
03/31/2001	(0.91)	(1.15)	10.10	(21.31)	108,332	1.05		(0.05)		270
03/31/2000	(1.48)	(2.52)	14.06	17.26	160,847	1.05		7.21		92

(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.43%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.48%.
(i)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(j)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(k)	Ratio of expenses to average net assets excluding interest expense is 1.40%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.98%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.50%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.68%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.90%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.65%.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income
StocksPLUS Fund (Cont.)
Class B
03/31/2004	$7.44	$1.41	(a)	$1.06	(a)	$2.47	$(0.63)
03/31/2003	9.83	(0.87	)(a)	(1.42	)(a)	(2.29)	(0.10)
03/31/2002	9.98	0.24	(a)	(0.22	)(a)	0.02	(0.17)
03/31/2001	13.96	(0.09	)(a)	(2.79	)(a)	(2.88)	(0.19)
03/31/2000	14.18	0.90	(a)	1.30	(a)	2.20	(0.94)
Class C
03/31/2004	7.49	1.42	(a)	1.09	(a)	2.51	(0.65)
03/31/2003	9.88	(0.86	)(a)	(1.42	)(a)	(2.28)	(0.11)
03/31/2002	10.03	0.26	(a)	(0.22	)(a)	0.04	(0.19)
03/31/2001	14.00	(0.07	)(a)	(2.79	)(a)	(2.86)	(0.20)
03/31/2000	14.21	0.94	(a)	1.30	(a)	2.24	(0.97)
StocksPLUS Total Return Fund
Class A
07/31/2003 - 03/31/2004	$10.75	$0.02	(a)	$1.81	(a)	$1.83	$(0.03)
Class B
07/31/2003 - 03/31/2004	10.75	(0.04	)(a)	1.76	(a)	1.72	(0.01)
Class C
07/31/2003 - 03/31/2004	10.75	(0.04	)(a)	1.77	(a)	1.73	(0.01)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.55%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.80%.

30	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
StocksPLUS Fund (Cont.)

Class B
03/31/2004	$0.00	$(0.63)	$9.28	33.43%	$142,897	1.80%		15.79%	287%
03/31/2003	0.00	(0.10)	7.44	(23.32)	116,047	1.80		(10.72)	282
03/31/2002	0.00	(0.17)	9.83	0.13	200,010	1.81	(c)	2.42	455
03/31/2001	(0.91)	(1.10)	9.98	(21.91)	240,913	1.80		(0.74)	270
03/31/2000	(1.48)	(2.42)	13.96	16.40	374,171	1.80		6.27	92
Class C
03/31/2004	0.00	(0.65)	9.35	33.78	152,375	1.55		15.84	287
03/31/2003	0.00	(0.11)	7.49	(23.14)	116,803	1.55		(10.57)	282
03/31/2002	0.00	(0.19)	9.88	0.31	187,100	1.56	(b)	2.60	455
03/31/2001	(0.91)	(1.11)	10.03	(21.66)	207,945	1.55		(0.59)	270
03/31/2000	(1.48)	(2.45)	14.00	16.69	311,942	1.55		6.47	92
StocksPLUS Total Return Fund

Class A
07/31/2003 - 03/31/2004	$(0.39)	$(0.42)	$12.16	17.28%	$29,621	1.19	%*(e)	0.20%*	282%
Class B
07/31/2003 - 03/31/2004	(0.39)	(0.40)	12.07	16.28	10,505	1.92	*(d)	(0.54)*	282
Class C
07/31/2003 - 03/31/2004	(0.39)	(0.40)	12.08	16.40	23,048	1.92	*(d)	(0.54)*	282

(d) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.96%.

(e) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.20%.

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	31

Statements of Assets and Liabilities

March 31, 2004

	All Asset Fund	CommodityReal Return Strategy Fund	International StocksPLUS TR Strategy Fund	Real Return Fund	RealEstate– RealReturn Strategy Fund	StocksPLUS Fund	StocksPLUS Total Return Fund
Assets:
Investments, at value	$1,818,282	$4,697,733	$18,824	$13,557,754	$379,977	$1,662,673	$299,588
Cash	21,631	5	0	0	0	2,033	1
Foreign currency, at value	0	46	188	1,973	0	8,280	3,299
Receivable for investments sold	2,176	0	282	0	0	5,588	1,559
Receivable for investments sold on delayed delivery basis	0	1,027	0	772,074	0	0	2,491
Unrealized appreciation on forward foreign currency contracts	0	52	2	1,156	0	38	36
Receivable for Fund shares sold	32,390	109,191	32	84,407	6,425	1,716	656
Interest and dividends receivable	2,505	148,684	193	105,171	16,639	1,921	694
Variation margin receivable	0	0	35	1,462	0	6,766	438
Manager reimbursement receivable	88	2	16	0	22	0	7
Swap premiums paid	0	564	2	3,150	54	0	322
Unrealized appreciation on swap agreements	0	1,037	3	1,074	86	1	30
Other assets	0	2	99	0	0	0	0

	1,877,072	4,958,343	19,676	14,528,221	403,203	1,689,016	309,121

Liabilities:
Payable for investments purchased	$32,539	$51,791	$886	$23,542	$15,302	$21,408	$5,087
Payable for investments purchased on delayed delivery basis	0	776,188	0	2,807,794	80,270	0	16,548
Unrealized depreciation on forward foreign currency contracts	0	228	0	773	0	69	4
Payable for short sales	0	1,027	0	534,274	0	0	2,536
Due to Custodian	0	0	82	0	0	0	0
Written options outstanding	0	1,681	0	16,748	44	1,043	12
Payable for Fund shares redeemed	761	7,395	0	18,252	546	1,297	90
Interest payable	0	0	0	0	0	291	0
Dividends payable	0	0	0	3,818	0	0	0
Accrued investment advisory fee	277	1,436	8	2,278	104	559	122
Accrued administration fee	305	1,145	5	2,941	57	404	72
Accrued distribution fee	212	444	0	1,825	4	246	20
Accrued servicing fee	147	412	1	1,398	3	91	13
Variation margin payable	0	0	0	178	0	8,125	290
Recoupment payable to Manager	0	0	0	3	0	0	0
Swap premiums received	0	563	0	750	47	0	4
Unrealized depreciation on swap agreements	0	0	0	4,882	0	0	3
Other liabilities	0	7,983	24	5,809	558	0	0
	34,241	850,293	1,006	3,425,265	96,935	33,533	24,801

Net Assets	$1,842,831	$4,108,050	$18,670	$11,102,956	$306,268	$1,655,483	$284,320

Net Assets Consist of:
Paid in capital	$1,742,205	$3,743,483	$17,466	$10,308,647	$278,564	$1,907,864	$269,909
Undistributed net investment income	11,567	284,697	899	159,154	21,796	74,555	6,039
Accumulated undistributed net realized gain (loss)	6,708	(10)	129	(11,826)	(27)	(310,043)	12,207
Net unrealized appreciation (depreciation)	82,351	79,880	176	646,981	5,935	(16,893)	(3,835)

	$1,842,831	$4,108,050	$18,670	$11,102,956	$306,268	$1,655,483	$284,320

Net Assets:
Class A	$333,578	$912,154	$229	$2,503,472	$9,791	$125,955	$29,621
Class B	86,963	145,122	79	1,279,605	3,280	142,897	10,505
Class C	290,297	685,963	832	2,088,573	6,193	152,375	23,048
Other Classes	1,131,993	2,364,811	17,530	5,231,306	287,004	1,234,256	221,146
Shares Issued and Outstanding:
Class A	26,108	58,268	21	212,390	819	13,297	2,435
Class B	6,829	9,309	7	108,559	275	15,402	870
Class C	22,808	44,052	77	177,191	519	16,295	1,908
Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$12.78	$15.65	$10.76	$11.79	$11.95	$9.47	$12.16
Class B	12.73	15.59	10.76	11.79	11.94	9.28	12.07
Class C	12.73	15.57	10.74	11.79	11.93	9.35	12.08
Cost of Investments Owned	$1,735,931	$4,615,793	$18,768	$12,904,358	$373,892	$1,657,610	$299,215

Cost of Foreign Currency Held	$0	$45	$187	$1,967	$0	$8,244	$3,314

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

32	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

Statements of Operations

	All Asset Fund	CommodityReal Return Strategy Fund	International StocksPLUS TR Strategy Fund	Real Return Fund	RealEstate- RealReturn Strategy Fund	StocksPLUS Fund	StocksPLUS Total Return Fund
	Year Ended March 31, 2004	Year Ended March 31, 2004	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004
Investment Income:
Interest	$0	$27,170	$97	$317,836	$1,478	$21,295	$1,491
Dividends	48,624	0	0	16	0	153	13
Miscellaneous income	20	378,879	1,164	(438)	22,068	173,818	4

Total Income	48,644	406,049	1,261	317,414	23,546	195,266	1,508

Expenses:
Investment advisory fees	1,456	4,825	37	21,123	235	5,012	528
Administration fees	1,232	3,741	21	27,589	125	3,709	307
Distribution fees - Class B	195	271	0	8,508	2	1,030	23
Distribution fees - Class C	568	1,094	1	8,308	4	703	49
Servicing fees - Class A	230	506	0	4,319	2	255	22
Servicing fees - Class B	65	90	0	2,836	1	343	8
Servicing fees - Class C	189	365	0	4,154	1	351	16
Distribution and/or servicing fees - Other Classes	70	325	0	3,529	1	998	0
Trustees’ fees	1	3	0	23	0	4	0
Organization costs	13	13	16	2	25	0	12
Interest expense	0	25	0	415	3	0	1
Miscellaneous expense	10	34	0	0	0	0	0
Total Expenses	4,029	11,292	75	80,806	399	12,405	966
Reimbursement by Manager	(199)	0	(16)	0	(22)	0	(7)
Net Expenses	3,830	11,292	59	80,806	377	12,405	959

Net Investment Income	44,814	394,757	1,202	236,608	23,169	182,861	549

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,354	57,259	2	382,242	3,832	45	170
Net capital gain distributions received from underlying Funds	10,885	0	0	0	0	0	0
Net realized gain on futures contracts, options and swaps	0	406	327	45,232	0	154,621	23,341
Net realized gain (loss) on foreign currency transactions	0	103	(4)	(9,527)	0	(1,637)	(20)
Net change in unrealized appreciation on investments	82,246	78,263	55	276,725	5,851	2,187	292
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	0	1,157	117	289	84	(15,806)	(4,174)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(176)	4	415	0	49	(60)
Net Gain	94,485	137,012	501	695,376	9,767	139,459	19,549

Net Increase in Assets Resulting from Operations	$139,299	$531,769	$1,703	$931,984	$32,936	$322,320	$20,098

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	33

Statements of Changes in Net Assets

Amounts in thousands

	All Asset Fund		CommodityRealReturn Strategy Fund		International StocksPLUS TR Strategy Fund
	Year Ended March 31, 2004	Period from July 31, 2002 to March 31, 2003	Year Ended March 31, 2004	Period from June 28, 2002 to March 31, 2003	Period from October 30, 2003 to March 31, 2004
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$44,814	$1,547	$394,757	$837	$1,202
Net realized gain (loss)	1,354	574	57,768	4,132	325
Net capital gain distributions received from underlying Funds	10,885	60	0	0	0
Net change in unrealized appreciation (depreciation)	82,246	105	79,244	636	176

Net increase (decrease) resulting from operations	139,299	2,286	531,769	5,605	1,703

Distributions to Shareholders:
From net investment income
Class A	(4,392)	0	(33,283)	(23)	(1)
Class B	(1,084)	0	(5,554)	(5)	0
Class C	(3,062)	0	(25,081)	(3)	(3)
Other Classes	(24,834)	(1,097)	(95,874)	(1,983)	(491)
From net realized capital gains
Class A	(904)	0	(2,187)	0	0
Class B	(279)	0	(406)	0	0
Class C	(727)	0	(1,707)	0	0
Other Classes	(4,580)	0	(6,701)	0	0

Total Distributions	(39,862)	(1,097)	(170,793)	(2,014)	(495)

Fund Share Transactions:
Receipts for shares sold
Class A	329,394	0	860,686	29,294	264
Class B	85,912	0	131,411	7,302	87
Class C	284,743	0	637,413	11,268	980
Other Classes	1,100,658	174,192	2,215,982	213,151	20,960
Issued as reinvestment of distributions
Class A	3,445	0	25,296	23	1
Class B	1,045	0	4,355	5	0
Class C	2,400	0	19,827	3	3
Other Classes	26,831	1,056	90,282	1,925	491
Cost of shares redeemed
Class A	(13,460)	0	(70,767)	(5,153)	(40)
Class B	(4,026)	0	(8,934)	(1,029)	(11)
Class C	(8,809)	0	(34,606)	(1,340)	(175)
Other Classes	(217,385)	(23,791)	(256,247)	(126,693)	(5,099)
Net increase resulting from Fund share transactions	1,590,748	151,457	3,614,698	128,756	17,461

Fund Redemption Fee	0	0	29	0	1

Total Increase (Decrease) in Net Assets	1,690,185	152,646	3,975,703	132,347	18,670

Net Assets:
Beginning of period	152,646	0	132,347	0	0

End of period*	$1,842,831	$152,646	$4,108,050	$132,347	$18,670

*Including undistributed (overdistributed) net investment income of:	$11,567	$1,255	$284,697	$3,200	$899

34	PIMCO Funds Annual Report | 3.31.04 | See accompanying notes

	Real Return Fund		Real Estate- RealReturn Strategy Fund	StockPlus Fund		StocksPlus Total Return Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Period from October 30, 2003 to March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Period from June 28, 2002 to March 31, 2003
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$236,608	$226,947	$23,169	$182,861	$(78,683)	$549	$34
Net realized gain (loss)	417,947	188,639	3,832	153,029	(115,876)	23,491	(388)
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	277,429	383,207	5,935	(13,570)	(27,863)	(3,942)	106

Net increase (decrease) resulting from operations	931,984	798,793	32,936	322,320	(222,422)	20,098	(248)

Distributions to Shareholders:
From net investment income
Class A	(49,641)	(42,401)	(91)	(8,384)	(1,415)	(13)	0
Class B	(24,899)	(22,352)	(18)	(9,627)	(1,636)	0	0
Class C	(40,090)	(36,349)	(38)	(10,294)	(1,702)	(1)	0
Other Classes	(124,014)	(125,826)	(5,085)	(78,690)	(6,717)	(373)	(19)
From net realized capital gains
Class A	(77,343)	(16,172)	0	0	0	(464)	0
Class B	(50,715)	(11,061)	0	0	0	(170)	0
Class C	(74,233)	(16,332)	0	0	0	(340)	0
Other Classes	(176,707)	(39,624)	0	0	0	(4,041)	(17)

Total Distributions	(617,642)	(310,117)	(5,232)	(106,995)	(11,470)	(5,402)	(36)

Fund Share Transactions:
Receipts for shares sold
Class A	1,684,187	1,448,286	9,449	58,176	65,207	31,147	0
Class B	422,911	720,819	3,189	23,895	11,584	10,490	0
Class C	1,035,021	1,176,797	6,137	35,790	25,115	23,408	0
Other Classes	3,473,288	2,701,544	259,485	863,149	237,103	248,013	12,519
Issued as reinvestment of distributions
Class A	97,733	43,507	81	6,062	976	399	0
Class B	52,001	20,884	16	7,524	1,211	116	0
Class C	74,749	32,518	31	8,984	1,443	205	0
Other Classes	283,767	155,037	5,083	76,664	6,648	4,415	37
Cost of shares redeemed
Class A	(828,718)	(624,815)	(350)	(36,450)	(70,557)	(3,106)	0
Class B	(251,844)	(147,790)	(88)	(33,108)	(51,204)	(474)	0
Class C	(544,092)	(349,343)	(363)	(37,837)	(53,927)	(1,371)	0
Other Classes	(1,880,862)	(1,834,149)	(4,106)	(300,813)	(158,749)	(47,803)	(8,087)
Net increase resulting from Fund share transactions	3,618,141	3,343,295	278,564	672,036	14,850	265,439	4,469

Fund Redemption Fee	0	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	3,932,483	3,831,971	306,268	887,361	(219,042)	280,135	4,185

Net Assets:
Beginning of period	7,170,473	3,338,502	0	768,122	987,164	4,185	0

End of period*	$11,102,956	$7,170,473	$306,268	$1,655,483	$768,122	$284,320	$4,185

* Including undistributed (overdistributed) net investment income of:	$159,154	$89,867	$21,796	$74,555	$(2,409)	$6,039	$15

See accompanying notes | 3.31.04 | PIMCO Funds Annual Report	35

Notes to Financial Statements

March 31, 2004

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of March 31, 2004. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, Real Return, RealEstateRealReturn Strategy, StocksPLUS, and StocksPLUS Total Return Funds of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Real Return Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, and StocksPLUS Total Return Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses of the Real Return Fund, are allocated daily to each class of shares based on the relative value of settled shares. Income

36	PIMCO Funds Annual Report | 3.31.04

and non-class specific expenses of the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, StocksPLUS, and StocksPLUS Total Return Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by a Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statements of Operations. If the counterparty to whom a Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. A Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31, 2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

3.31.04 | PIMCO Funds Annual Report	37

Notes to Financial Statements (Cont.)

March 31, 2004

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

38	PIMCO Funds Annual Report | 3.31.04

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Funds are included as part of miscellaneous income on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Funds’ net asset values, but will change the classification of certain amounts currently reflected in net investment income to realized and unrealized gains/losses in the Statements of Operations. The Funds have not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

Underlying PIMS Funds. The Underlying PIMS Funds are the Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except All Asset Fund. Though it is anticipated that the All Asset Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy and StocksPLUS TR Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of the Funds’ asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets of each Fund. The Advisory Fee for all classes is charged at an annual rate as noted in the following table.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying PIMS Funds in which the All Asset Fund invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% for the All Asset Fund based on average daily net assets.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee		Administration Fee
	All Classes		Institutional Class	Administrative Class	A, B, and C Classes	Class D	Class R
All Asset Fund	0.20	%(1)	0.05%	0.05%	0.45%	0.45%	N/A
CommodityRealReturn Strategy Fund	0.49%		0.25%	0.25%	0.50%	0.50%	N/A
International StocksPLUS TR Strategy Fund	0.55%		0.30%	N/A	0.55%	0.55%	N/A
Real Return Fund	0.25%		0.20%	0.20%	0.40%	0.40%	0.40%
RealEstateRealReturn Strategy Fund	0.49%		0.25%	N/A	0.50%	0.50%	N/A
StocksPLUS Fund	0.40%		0.25%	0.25%	0.40%	0.40%	0.40%
StocksPLUS Total Return Fund	0.49%		0.25%	N/A	0.45%	0.45%	N/A

(1)	PIMCO has contractually agreed for the All Asset Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not to exceed three years, provided total expenses, including such recoupment do not exceed the annual expense limit.

3.31.04 | PIMCO Funds Annual Report	39

Notes to Financial Statements (Cont.)

March 31, 2004

Redemption Fees. Investors in A,B and C Classes shares of the International StocksPLUS TR Strategy Fund will be subject to a “Redemption Fee” on redemptions and exchanges equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will be charged only on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60-day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed 40 days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange). In determining whether a Redemption Fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Trust may waive Redemption Fees at its sole discretion.

Special Redemption Fees for the CommodityRealReturn Strategy Fund. The CommodityRealReturn Strategy Fund imposes a fee of 0.25%, payable to the Fund, on redemption and exchange orders. The Trust will waive the fee on any redemption or exchange order received directly by the Trust, prior to 1:00 p.m. Eastern time, from shareholders that hold their shares directly with the Trust. Redemption and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the redemption fee against such shareholders will not be subject to the redemption fee. The Trust may eliminate or modify the redemption fee or waivers at any time.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at effective rates as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
Real Return and StocksPLUS	0.50	0.25
All Other Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Classshares. For the period ended March 31, 2004, PAD received $25,282,859 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the All Asset, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy and StocksPLUS Total Return Funds administrative fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below(calculated as a percentage of each Fund’s average daily net assets attributable to each class):

40	PIMCO Funds Annual Report | 3.31.04

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D
All Asset Fund	0.25%	0.50%	0.90%	1.65%	1.65%	0.90%
CommodityReal-Return Strategy Fund	0.74%	0.99%	1.24%	1.99%	1.99%	1.24%
International StocksPLUS TR Strategy Fund	0.85%	—	1.35%	2.10%	2.10%	1.35%
RealEstateRealReturn Strategy Fund	0.74%	—	1.24%	1.99%	1.99%	1.24%
StocksPLUS Total Return Fund	0.74%	—	1.19%	1.94%	1.94%	1.19%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	03/31/2002	03/31/2003	03/31/2004
All Asset Fund	$0	$16	$199
CommodityRealReturn Strategy Fund	0	163	0
International StocksPLUS TR Strategy Fund	0	0	16
RealEstateRealReturn Strategy Fund	0	0	22
StocksPLUS Total Return Fund	0	9	7

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Fund

Investing in the Underlying PIMS Funds through the All Asset Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMS Funds. Under certain circumstances, an Underlying PIMS Fund may pay a redemption request by the All Asset Fund wholly or partly by a distribution in kind of securities from its portfolio instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying PIMS Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMS Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMS Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. There Underlying PIMS Funds also may engage in reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMS Funds may invest in below-investment grade debt, debt obligations of foreign investment funds or trusts, foreign derivatives securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

5. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004, were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales
All Asset Fund	$0	$0	$2,324,974	$742,193
CommodityRealReturn Strategy Fund	7,203,762	3,011,988	80,137	16,569
International StocksPLUS TR Strategy Fund	3,307	0	4,206	1,414
Real Return Fund	35,626,630	31,406,221	825,707	390,547
RealEstateRealReturn Strategy Fund	525,744	226,481	2,289	100
StocksPLUS Fund	613,899	1,313,783	738,719	496,931
StocksPLUS Total Return Fund	57,839	41,749	117,847	37,683

6. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	CommodityRealReturn Strategy Fund	Real Return Fund	Real Estate Real Return Strategy Fund	StocksPLUS Fund	Stocks- PLUS Total Return Fund
	Premium
Balance at 03/31/2003	$0	$2,603	0	$354	$4
Sales	1,890	23,462	43	2,638	182
Closing Buys	0	(1,426)	0	(477)	(71)
Expirations	(88)	(7,701)	0	(1,473)	(104)

Balance at 03/31/2004	$1,802	$16,938	43	$1,042	$11

3.31.04 | PIMCO Funds Annual Report	41

Notes to Financial Statements (Cont.)

March 31, 2004

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	All Asset Fund				CommodityRealReturn Strategy Fund				International StocksPLUS TR Strategy Fund
	Year Ended 03/31/2004		Period from 07/31/2002 to 03/31/2003		Year Ended 03/31/2004		Period from 06/28/2002 to 03/31/2003		Period from 10/30/2003 to 03/31/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	26,924	$329,394	0	$0	59,573	$860,686	2,283	$29,294	25	$264
Class B	7,082	85,912	0	0	9,150	131,411	571	7,302	8	87
Class C	23,336	284,743	0	0	44,333	637,413	881	11,268	94	980
Other Classes	90,696	1,100,658	15,612	174,192	154,855	2,215,982	17,500	213,151	2,070	20,960
Issued as reinvestment of distributions
Class A	284	3,445	0	0	1,761	25,296	3	23	0	1
Class B	87	1,045	0	0	306	4,355	0	5	0	0
Class C	199	2,400	0	0	1,392	19,827	0	3	0	3
Other Classes	2,212	26,831	97	1,056	6,310	90,282	167	1,925	48	491
Cost of shares redeemed
Class A	(1,100)	(13,460)	0	0	(4,929)	(70,767)	(423)	(5,153)	(4)	(40)
Class B	(340)	(4,026)	0	0	(635)	(8,934)	(83)	(1,029)	(1)	(11)
Class C	(727)	(8,809)	0	0	(2,445)	(34,606)	(109)	(1,340)	(17)	(175)
Other Classes	(18,091)	(217,385)	(2,122)	(23,791)	(18,452)	(256,247)	(9,785)	(126,693)	(491)	(5,099)

Net increase resulting from Fund share transactions	130,562	$1,590,748	13,587	$151,457	251,219	$3,614,698	11,005	$128,756	1,732	$17,461

	Real Return Fund				RealEstateReal Return Strategy Fund		StocksPLUS Fund
	Year Ended 03/31/2004		Year Ended 03/31/2003		Period from 10/30/2003 to 03/31/2004		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	146,346	$1,684,187	130,575	$1,448,286	844	$9,449	6,362	$58,176	8,332	$65,207
Class B	36,757	422,911	64,847	720,819	282	3,189	2,679	23,895	1,436	11,584
Class C	89,908	1,035,021	106,331	1,176,797	547	6,137	3,981	35,790	3,133	25,115
Other Classes	302,605	3,473,288	243,992	2,701,544	23,855	259,485	94,245	863,149	29,589	237,103
Issued as reinvestment of distributions
Class A	8,603	97,733	3,941	43,507	7	81	642	6,062	126	976
Class B	4,584	52,001	1,895	20,884	1	16	813	7,524	159	1,211
Class C	6,585	74,749	2,949	32,518	3	31	964	8,984	188	1,443
Other Classes	24,958	283,767	14,078	155,037	476	5,083	8,048	76,664	848	6,648
Cost of shares redeemed
Class A	(72,318)	(828,718)	(56,055)	(624,815)	(32)	(350)	(4,095)	(36,450)	(8,814)	(70,557)
Class B	(21,983)	(251,844)	(13,259)	(147,790)	(8)	(88)	(3,690)	(33,108)	(6,346)	(51,204)
Class C	(47,469)	(544,092)	(31,349)	(349,343)	(31)	(363)	(4,238)	(37,837)	(6,671)	(53,927)
Other Classes	(164,243)	(1,880,862)	(164,913)	(1,834,149)	(373)	(4,106)	(32,938)	(300,813)	(19,890)	(158,749)

Net increase resulting from Fund share transactions	314,333	$3,618,141	303,032	$3,343,295	25,571	$278,564	72,773	$672,036	2,090	$14,850

	StocksPLUS Total Return Fund
	Year Ended 03/31/2004		Period from 06/28/2002 03/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	2,663	$31,147	0	$0
Class B	900	10,490	0	0
Class C	2,005	23,408	0	0
Other Classes	21,599	248,013	1,326	12,519
Issued as reinvestment of distributions
Class A	35	399	0	0
Class B	10	116	0	0
Class C	18	205	0	0
Other Classes	393	4,415	4	37
Cost of shares redeemed
Class A	(263)	(3,106)	0	0
Class B	(40)	(474)	0	0
Class C	(115)	(1,371)	0	0
Other Classes	(4,223)	(47,803)	(870)	(8,087)

Net increase resulting from Fund share transactions	22,982	$265,439	460	$4,469

42	PIMCO Funds Annual Report | 3.31.04

8. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
All Asset Fund	$11,585	$10,885	$0	$(19)	$0	$0
CommodityRealReturn Strategy Fund	285,703	610	(3,029)	(38)	0	0
International StocksPLUS TR Strategy Fund	903	228	18	0	0	0
Real Return Fund	184,256	2,175	(35,560)	0	0	0
RealEstateRealReturn Strategy Fund	21,799	0	(150)	(2)	0	0
StocksPLUS Fund	76,134	0	1,320	0	(332,845)	(1,531)
StocksPLUS Total Return Fund	6,101	7,796	488	(4)	0	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, tax straddle deferrals, and amortization of swap premiums.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(3)	Capital loss carryovers expire in varying amounts through March 31, 2011.
(4)	Capital losses realized during the period November 1, 2003 through March 31, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
All Asset Fund	$1,740,107	$81,366	$(3,191)	$78,175
CommodityRealReturn Strategy Fund	4,616,412	81,372	(51)	81,321
International StocksPLUS TR Strategy Fund	18,769	61	(6)	55
Real Return Fund	12,914,316	647,190	(3,752)	643,438
RealEstateRealReturn Strategy Fund	373,920	6,060	(3)	6,057
StocksPLUS Fund	1,658,132	6,565	(2,024)	4,541
StocksPLUS Total Return Fund	299,558	319	(289)	30

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, unamortized premium on convertible bonds, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended March 31, 2004, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
All Asset Fund	$39,801	$61	$0
CommodityRealReturn Strategy Fund	170,793	0	0
International StocksPLUS TR Strategy Fund	495	0	0
Real Return Fund	401,644	215,998	0
RealEstateRealReturn Strategy Fund	5,232	0	0
StocksPLUS Fund	106,995	0	0
StocksPLUS Total Return Fund	2,352	3,050	0

(6)	Includes short-term capital gains.

3.31.04 | PIMCO Funds Annual Report	43

Notes to Financial Statements (Cont.)

March 31, 2004

9. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut on, March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

44	PIMCO Funds Annual Report | 3.31.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, Class B and Class C Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments as indicated, and the related statements of operations, of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of the All Asset Fund, CommodityRealReturn Strategy Fund, International StocksPLUS TR Strategy Fund, Real Return Fund, RealEstateRealReturn Strategy Fund, StocksPLUS Fund and StocksPLUS Total Return Fund (hereafter referred to as the “Funds”) at March 31, 2004, the results of each of their operations, and the changes in each of their net assets and the financial highlights of the Funds for the Class A, Class B and Class C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

3.31.04 | PIMCO Funds Annual Report	45

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

StocksPLUS Fund	0.14%
StocksPLUS Total Return Fund	0.55%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2004 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS Fund	0.14%
StocksPLUS Total Return Fund	0.55%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

46	PIMCO Funds Annual Report | 3.31.04

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until thir successors are duly elected and qualified.

3.31.04 | PIMCO Funds Annual Report	47

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

48	PIMCO Funds Annual Report | 3.31.04

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

3.31.04 | PIMCO Funds Annual Report	49

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50	PIMCO Funds Annual Report | 3.31.04

Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Sub-Adviser	Research Affiliates LLC, 800 E. Colorado Boulevard, Pasadena CA 91101

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Receive this document electronically and eliminate paper mailings

PIMCO Advisors offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home. To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

This page is not part of the report

PZ692A.5/04

P  I  M  C  O

A D V I S O R S

P  I  M  C  O

F U N D S

PRIVATE ACCOUNT PORTFOLIO SERIES

ANNUAL REPORT

March 31, 2004

The Portfolios issue shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act of 1933, as amended (the “Securities Act”). The enclosed Annual Report is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the Securities Act.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

We are pleased to present you with this annual report for the Private Account Portfolio Series (the “Series”), the separate portfolios of the PIMCO Funds: Pacific Investment Management Series. The Series ended its fiscal year on March 31, 2004 with assets in excess of $25 billion.

The past fiscal year was generally a good one for fixed income investments, with the Lehman Brothers Aggregate Bond Index returning 5.40%. However, with the prospect of rising interest rates in the United States, we may not expect a repeat of this performance in the coming year. Accordingly, when deemed appropriate, PIMCO expects to take defensive measures such as shortening bond durations and seeking to expand exposure to markets abroad where investments may be more attractive.

In this annual report, we have added more information in certain areas about the Portfolios and in other areas we have streamlined the information we present to shareholders. We have added a new expense table to show the expenses you pay on an investment in a Portfolio. We also added sector breakdowns to more clearly describe each Portfolio’s investment allocation.

On the following pages you will find specific details as to each Portfolio’s total return investment performance and PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-800-927-4648. We also invite you to visit our Web site at www.pimcoadvisors.com or our investment manager’s Web site at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board

May 5, 2004

03.31.04 | Annual Report	1

Important Information About the Portfolios

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds offering memorandum. Investors should consider the investment objectives, risks, charges and expenses of these Portfolios carefully before investing. This and other information is contained in the Portfolio’s offering memorandum. Please read the offering memorandum carefully before you invest or send money.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Portfolio Summary page in this Annual Report, the Total Return Investment Performance table for each Portfolio measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Portfolio’s inception.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the portfolios.

PIMCO Funds are distributed by PA Distributors LLC, 840 Newport Center Drive, Newport Beach, CA 92660, www.pimco.com, (800) 927-4648.

2	Annual Report | 03.31.04

Important Information (continued)

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/01/03 to 03/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information under this heading, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

03.31.04 | Annual Report	3

PIMCO Asset-Backed Securities Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

Asset-Backed Securities	63.4%
Mortgage-Backed Securities	20.1%
U.S. Government Agencies	12.5%
Other	4.0%

‡ %	of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Asset-Backed Securities Portfolio (Inception 10/31/00)	4.69%	8.94%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	Lehman Brothers Asset-Backed Securities Index	4.83%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,035	$1,025
Expenses Paid During Period†	$1	$1

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Asset-Backed Securities Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities of varying maturities, which may be represented by options, futures contracts, or swap agreements.

•	The Portfolio underperformed the Lehman Brothers Asset-Backed Securities Index by 0.14% during the 12-month period ended March 31, 2004, returning 4.69% versus 4.83% for the benchmark.

•	The Portfolio’s near-benchmark duration for the 12-month period had a neutral effect on performance.

•	The Portfolio focused on the real estate Asset-Backed Securities (ABS) sector given that PIMCO saw little long-term value in the auto, credit card, and stranded cost sectors.

•	Spread tightening in the auto and credit card sectors had negative impact on performance relative to the benchmark.

•	An allocation to lower quality, non-indexed, manufactured housing had a positive impact on performance during the period.

•	Spreads across most non-real estate ABS sectors remained tight and near historical lows.

4	Annual Report | 03.31.04

PIMCO Emerging Markets Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

COUNTRY ALLOCATION‡

Short-Term Instruments	29.2%
Brazil	20.1%
Russia	14.0%
Mexico	7.8%
Peru	4.9%
Tunisia	4.8%
Panama	4.1%
South Africa	3.6%
Malaysia	2.7%
Croatia	2.3%
Chile	2.0%
Other	4.5%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	Since Inception*
	Emerging Markets Portfolio (Inception 04/03/98)	19.28%	15.48%	13.75%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	3.32%	—
- – - –	Emerging Markets Sector Fund Index	15.56%	11.27%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,075	$1,025
Expenses Paid During Period†	$1	$1

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Emerging Markets Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets, which may be represented by options, futures contracts, swap agreements, or mortgage- or asset-backed securities.

•	The Portfolio returned 19.28% for the twelve-month period ended March 31, 2004, outperforming the custom benchmark Emerging Markets Sector Fund Index return of 15.56%.

•	The Portfolio’s duration and yield curve positioning within the higher quality segment of the market added to relative performance.

•	An overweight position in Brazil added significantly to relative performance during the period.

•	Overweights to anchor credits such as Tunisia and Mexico detracted from returns, as these countries underperformed weaker credits.

•	Underweight positions to various Eastern European countries such as Croatia, Bulgaria and Poland added to returns, as these countries underperformed.

•	Overweight positions in Peru and Panama detracted from relative performance.

03.31.04 | Annual Report	5

PIMCO High Yield Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

Industrials	58.5%
Utilities	14.8%
Banking & Finance	13.9%
Short-Term Instruments	4.9%
Asset-Backed Securities	3.9%
Other	4.0%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	High Yield Portfolio (Inception 12/08/00)	19.75%	6.03%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	Merrill Lynch U.S. High Yield BB-B Rated Index	19.04%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,069	$1,025
Expenses Paid During Period†	$0	$0

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio returned 19.75% for the annual period ended March 31, 2004 compared to 19.04% for the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	The Portfolio’s exposure to BBB-rated issues weighed down relative returns as these issues significantly underperformed all lower quality tiers over the period.

•	An underweight to cyclicals contributed to performance as high consumer debt levels and sluggish job growth weighed down on the sector.

•	Security selection in the energy sector detracted from performance.

•	Although an overweight to telecom (which underperformed during the period) hurt relative performance, an emphasis on large-cap companies was a positive.

•	An underweight to transportation, the top-performing sector led by airlines, was a detriment to relative performance.

6	Annual Report | 03.31.04

PIMCO International Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

COUNTRY ALLOCATION‡

Short-Term Instruments	69.0%
France	9.2%
Germany	6.5%
Purchased Call Options	4.7%
Italy	4.3%
U.S. Government Agencies	1.9%
United Kingdom	1.6%
Other	2.8%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	5 Years*	10 Years*	Since Inception*
	International Portfolio (Inception 12/13/89)	11.49%	9.13%	9.15%	9.06%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	3.32%	4.24%	—
- – - –	J.P. Morgan Non-U.S. Global Government Bond Index (Hedged)	2.31%	5.39%	7.99%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,061	$1,025
Expenses Paid During Period	$1	$1

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The International Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, or mortgage- or asset-backed securities.

•	The Portfolio returned 11.49% for the twelve-month period ended March 31, 2004, compared to a 2.31% return for the J.P. Morgan Non-U.S. Global Government Bond Index (Hedged) over the same period.

•	An emphasis on Euroland bonds relative to U.S. bonds was a positive. European yields fell more than comparable U.S. Treasuries during the twelve-month period, aided by weak economic growth, the interest rate cut by the European Central Bank, and a strong euro.

•	Strategies that perform well when Japanese yields rise were a strong positive. Japan was the worst performing major global bond market during the twelve-month period, as yields rose on stronger-than-expected growth and a rallying stock market.

•	Overweight positions at the front end of the Euro and U.K. yield curves were positive for performance.

•	Tactical strategies implemented to take advantage of widening swap spreads in Europe were negative as spreads tightened over the period.

•	An underweight to the U.S. dollar relative to the euro, yen and Canadian dollar was positive for performance. The dollar, pressured by imbalances in the U.S.’ twin deficits, underperformed each of these currencies during the period.

•	Tactical strategies implemented to take advantage of a convergence between Euroland and U.K. yield curves was a slight negative for performance, as U.K. yields rose more than Euroland yields.

03.31.04 | Annual Report	7

PIMCO Investment Grade Corporate Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

Industrials	42.1%
Banking & Finance	32.0%
Utilities	18.2%
Short-Term Instruments	5.2%
Convertible Bonds & Notes	1.5%
Mortgage-Backed Securities	0.5%
Other	0.5%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Investment Grade Corporate Portfolio (Inception 01/26/00)	15.23%	11.57%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	Lehman Brothers Credit Excluding AA3 and Higher Index	9.77%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,055	$1,025
Expenses Paid During Period	$0	$0

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Investment Grade Corporate Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of corporate fixed income securities of varying maturities, which may be represented by options, futures contracts, or swap agreements.

•	The Portfolio returned 15.23% for the annual period ended March 31, 2004, outperforming the Lehman Brothers Credit Excluding AA3 and Higher Index which returned 9.77%.

•	An emphasis on BBB-rated issues added to returns, as the lower quality tiers of the market outperformed their higher quality counterparts amid a return of investors’ risk appetites.

•	Modest exposure to Treasuries detracted slightly from performance as the Treasury sector underperformed the overall investment grade corporate market.

•	Positions in the automotive industry boosted performance as autos benefited from the cyclical economic recovery, returning over 16% as a sector for the 12-month period.

•	An emphasis on airline holdings added to performance as the industry recovered from prior setbacks, including the war with Iraq and the outbreak of SARS. This recovery translated into over 23% returns for the overall sector, making airlines one of the year’s top performing industries during the period.

8	Annual Report | 03.31.04

PIMCO Mortgage Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Government Agencies	58.6%
Asset-Backed Securities	19.8%
Mortgage-Backed Securities	14.8%
Short-Term Instruments	6.3%
Other	0.5%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Mortgage Portfolio (Inception 01/31/00)	4.93%	9.14%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	Lehman Brothers Mortgage Index	4.08%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,033	$1,025
Expenses Paid During Period†	$0	$0

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Mortgage Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities.

•	The Portfolio returned 4.93% for the year ended March 31, 2004, outperforming the Lehman Brothers Mortgage Index return of 4.08%.

•	The Portfolio’s duration was generally above the Index for the first 3 months of the period, which had a positive impact on returns as yields declined across most maturities.

•	The Portfolio’s duration was generally shorter than the index for the last 9 months of the period, which was negative for performance as yields fell during this time.

•	Index like yield curve positioning was neutral for performance, as the shape of the term structure of rates remained relatively stable during the period.

•	An overweight to FNMA issues was positive, as these securities outperformed their GNMA counterparts.

•	Security selection of specific 15 year and 30 year pass-throughs had a positive impact on performance.

•	The Portfolio’s return was improved by using a combination of mortgage buy-forward agreements and low duration, high quality conventional debt instruments.

•	A small allocation to high quality asset-backed securities added to performance, as these issues posted strong risk-adjusted returns during the period.

03.31.04 | Annual Report	9

PIMCO Municipal Sector Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

Municipal Bonds & Notes	92.8%
Short-Term Instruments	7.1%
Other	0.1%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Municipal Sector Portfolio (Inception 08/21/00)	7.59%	7.68%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	Lehman Brothers Long Municipal Bond Index	7.68%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,047	$1,025
Expenses Paid During Period†	$0	$0

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Municipal Sector Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities, or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements.

•	The Portfolio returned 7.59% for the fiscal year ended March 31, 2004 versus 7.68% for the Portfolio’s benchmark, the Lehman Brothers Long Municipal Bond Index.

•	The Portfolio’s effective duration was managed below that of the benchmark, which hindered performance as yields declined across the Municipal AAA GO curve.

•	Interest-rate hedging strategies helped returns as Municipal rates declined more than Treasury rates.

•	The Portfolio’s average credit quality was AA+ at the end of the fiscal year, versus the benchmark’s average of AA1/AA2.

•	Exposure to tobacco securitization debt aided performance as favorable legal conditions and demand from high yield municipal bond funds helped this sector to perform better than the national market.

•	Avoidance of California general obligation bonds was positive, as spreads of these securities widened during the period.

10	Annual Report | 03.31.04

PIMCO Real Return Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	92.0%
Other	8.0%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Real Return Portfolio (Inception 04/28/00)	11.85%	13.15%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	Lehman Brothers Global Real: U.S. TIPS Index	10.83%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,070	$1,025
Expenses Paid During Period†	$0	$0

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.06%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements.

•	For the 12 months ended March 31, 2004, the Portfolio returned 11.85%, versus 10.83% for the Lehman Brothers Global Real: U.S. TIPS Index.

•	For the 12 months, 10 year real yields decreased by 0.51%, compared to 0.05% rise for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.42% at March 31, 2004 for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 31, 2003. The 12-month CPI-U change for the period ending March 30, 2004 was 1.74%.

•	The effective duration of the Fund was 7.25 years on March 31, 2004, compared to a duration of 7.85 years for the benchmark.

•	The Fund’s duration from TIPS was above the duration of the benchmark for the first three months of the period, which was positive for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS. This was positive for performance as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Portfolio.

•	Option writing added income to the Portfolio as rates stayed within our forecasted range.

•	A corporate emphasis was positive as corporate securities generally outperformed TIPS.

03.31.04 | Annual Report	11

PIMCO Short-Term Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	64.3%
Corporate Bonds & Notes	10.6%
U.S. Government Agencies	7.5%
Asset-Backed Securities	6.0%
U.S. Treasury Obligations	5.5%
Mortgage-Backed Securities	5.0%
Other	1.1%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Short-Term Portfolio (Inception 04/20/00)	1.96%	4.80%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	3-Month LIBOR Index	1.18%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,009	$1,025
Expenses Paid During Period†	$0	$0

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio returned 1.96% for the annual period ended March 31, 2004, outperforming the 3-Month LIBOR Index return of 1.18%.

•	A broader exposure to the yield curve enhanced returns; this strategy captured additional income and reaped gains by “rolling down” a steep short/intermediate maturity yield curve.

•	Holdings of both mortgages and corporates helped performance primarily due to the yield premiums provided by these securities.

•	Short maturity Eurozone exposure was positive, due to expectations of easing by the European Central Bank in the face of weak European growth.

•	Eurodollar futures and written options strategies boosted returns.

•	An allocation to real return bonds was positive as these assets outperformed Treasuries of comparable duration.

•	Asset-backed bonds helped returns amid strong demand for their relatively high yields and collateral protection.

12	Annual Report | 03.31.04

PIMCO Short-Term Portfolio II

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	77.5%
U.S. Government Agencies	6.7%
Corporate Bonds & Notes	6.2%
Other	9.6%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	Short-Term Portfolio II (Inception 03/17/03)	1.97%	2.10%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	3-Month LIBOR Index	1.18%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,006	$1,025
Expenses Paid During Period†	$0	$0

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio returned 2.15% for the annual period ended March 31, 2004, outperforming the 3-Month LIBOR Index return of 1.18%.

•	A broader exposure to the yield curve enhanced returns; this strategy captured additional income and reaped gains by “rolling down” a steep short/intermediate maturity yield curve.

•	Holdings of both mortgages and corporates helped performance primarily due to the yield premiums provided by these securities.

•	Short maturity Eurozone exposure was positive, due to expectations of the European Central Bank easing in the face of weak European growth.

•	Eurodollar futures and written options strategies boosted returns.

•	An allocation to real return bonds was positive as these assets outperformed Treasuries of comparable duration.

•	Asset-backed bonds helped returns amid strong demand for their relatively high yields and collateral protection.

•	Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve.

03.31.04 | Annual Report	13

PIMCO U.S. Government Sector Portfolio

CUMULATIVE RETURNS THROUGH MARCH 31, 2004

à	$5,000,000 invested at the beginning of the first full month following the inception date. The minimum initial investment amount is $5,000,000.

SECTOR BREAKDOWN‡

Short-Term Instruments	47.1%
U.S. Government Agencies	20.9%
U.S. Treasury Obligations	12.2%
Mortgage-Backed Securities	6.9%
Corporate Bonds & Notes	5.7%
Asset-Backed Securities	5.5%
Other	1.7%

‡	% of Total Investments as of March 31, 2004

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended March 31, 2004

		1 Year	Since Inception*
	U.S. Government Sector Portfolio (Inception 01/31/00)	5.56%	11.62%
-------	Citigroup 3-Month Treasury Bill Index	1.00%	—
- – - –	Lehman Brothers Government Bond Index	4.24%	—

*	Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco.com or by calling (800) 927-4648.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/03)	$1,000	$1,000
Ending Account Value (03/31/04)	$1,030	$1,025
Expenses Paid During Period†	$0	$0

†	Expenses are equal to the Portfolio’s annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The U.S. Government Sector Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities.

•	The Portfolio outperformed the Lehman Brothers Government Bond Index for the year ended March 31, 2004, returning 5.56% versus 4.24% of the Index.

•	The Portfolio’s duration positioning, or sensitivity to interest rates, averaged modestly below the Index which detracted from performance during the period.

•	A favorable maturity focus on intermediate maturities at opportune times over the course of the year more than offset the Portfolio’s duration stance.

•	An emphasis on longer duration structured mortgages added to performance as the securities’ protection from prepayments helped them outperform Treasury alternatives.

•	Modest exposure to high quality, intermediate and long maturity agency bonds enhanced returns as they provided a good source of yield and high quality duration amid spread tightening.

•	A modest allocation to longer duration corporates enhanced returns as spreads narrowed amid the continued revival of risk appetites over the year.

•	An allocation to real return bonds was strongly positive as Inflation Protected issues outperformed nominal Treasuries.

•	Exposure to longer duration municipal bonds helped returns as this less volatile asset class outperformed amid rising rates.

14	Annual Report | 03.31.04

(This Page Intentionally Left Blank)

03.31.04 | Annual Report	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Asset-Backed Securities Portfolio
03/31/2004	$11.00	$0.41	(a)	$0.09	(a)	$0.50	$(0.44)	$(0.27)
03/31/2003	10.66	0.53	(a)	0.42	(a)	0.95	(0.48)	(0.13)
03/31/2002	10.56	0.64	(a)	0.31	(a)	0.95	(0.60)	(0.25)
10/31/2000 - 03/31/2001	10.00	0.32	(a)	0.43	(a)	0.75	(0.19)	0.00

Emerging Markets Portfolio
03/31/2004	$11.81	$0.76	(a)	$1.39	(a)	$2.15	$(0.88)	$(1.65)
03/31/2003	10.86	0.88	(a)	1.09	(a)	1.97	(0.82)	(0.20)
03/31/2002	9.91	0.85	(a)	0.85	(a)	1.70	(0.75)	0.00
03/31/2001	9.84	0.49	(a)	0.47	(a)	0.96	(0.84)	(0.05)
03/31/2000	9.63	0.80	(a)	0.21	(a)	1.01	(0.80)	0.00

High Yield Portfolio
03/31/2004	$7.72	$0.69	(a)	$0.79	(a)	$1.48	$(0.83)	$0.00
03/31/2003	8.18	0.72	(a)	(0.48	)(a)	0.24	(0.70)	0.00
03/31/2002	9.56	0.77	(a)	(1.18	)(a)	(0.41)	(0.71)	(0.26)
12/08/2000 - 03/31/2001	9.57	0.30	(a)	(0.10	)(a)	0.20	(0.21)	0.00

International Portfolio
03/31/2004	$7.22	$0.04	(a)	$0.64	(a)	$0.68	$(0.92)	$(1.07)
03/31/2003	6.52	0.20	(a)	0.95	(a)	1.15	(0.36)	(0.09)
03/31/2002	7.05	0.27	(a)	0.18	(a)	0.45	(0.82)	(0.16)
03/31/2001	6.73	0.42	(a)	0.29	(a)	0.71	(0.32)	(0.07)
03/31/2000	7.08	0.39	(a)	(0.44	)(a)	(0.05)	(0.30)	0.00

Investment Grade Corporate Portfolio
03/31/2004	$10.88	$0.77	(a)	$0.84	(a)	$1.61	$(0.95)	$(0.43)
03/31/2003	10.57	0.81	(a)	0.56	(a)	1.37	(0.81)	(0.25)
03/31/2002	10.58	0.70	(a)	(0.10	)(a)	0.60	(0.53)	(0.08)
03/31/2001	10.13	0.78	(a)	0.36	(a)	1.14	(0.68)	(0.01)
01/26/2000 - 03/31/2000	10.00	0.14	(a)	0.07	(a)	0.21	(0.08)	0.00

Mortgage Portfolio
03/31/2004	$10.89	$0.35	(a)	$0.17	(a)	$0.52	$(0.46)	$(0.28)
03/31/2003	10.71	0.46	(a)	0.56	(a)	1.02	(0.46)	(0.38)
03/31/2002	10.79	0.62	(a)	0.20	(a)	0.82	(0.60)	(0.30)
03/31/2001	10.26	0.82	(a)	0.43	(a)	1.25	(0.64)	(0.08)
01/31/2000 - 03/31/2000	10.00	0.12	(a)	0.20	(a)	0.32	(0.06)	0.00

Municipal Sector Portfolio
03/31/2004	$10.15	$0.49	(a)	$0.27	(a)	$0.76	$(0.46)	$0.00
03/31/2003	10.58	0.57	(a)	(0.03	)(a)	0.54	(0.62)	(0.35)
03/31/2002	10.82	0.62	(a)	(0.09	)(a)	0.53	(0.48)	(0.29)
08/21/2000 - 03/31/2001	10.00	0.26	(a)	0.73	(a)	0.99	(0.17)	0.00

Real Return Portfolio
03/31/2004	$11.43	$0.35	(a)	$0.96	(a)	$1.31	$(0.35)	$(0.45)
03/31/2003	10.30	0.48	(a)	1.62	(a)	2.10	(0.78)	(0.19)
03/31/2002	10.84	0.56	(a)	(0.01	)(a)	0.55	(0.53)	(0.56)
04/28/2000 - 03/31/2001	10.00	0.69	(a)	0.66	(a)	1.35	(0.48)	(0.03)

Short-Term Portfolio
03/31/2004	$9.83	$0.16	(a)	$0.03	(a)	$0.19	$(0.15)	$(0.02)
03/31/2003	9.72	0.25	(a)	0.12	(a)	0.37	(0.21)	(0.05)
03/31/2002	10.17	0.55	(a)	(0.01	)(a)	0.54	(0.87)	(0.12)
04/20/2000 - 03/31/2001	10.00	0.65	(a)	0.10	(a)	0.75	(0.57)	(0.01)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.05%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.12%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.07%.

16	Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Asset-Backed Securities Portfolio
03/31/2004	$(0.71)	$10.79	4.69%	$211,206	0.12	%(b)	3.81%	379%
03/31/2003	(0.61)	11.00	8.95	208,719	0.15	(b)	4.77	117
03/31/2002	(0.85)	10.66	9.17	98,848	0.05		5.88	569
10/31/2000 - 03/31/2001	(0.19)	10.56	7.58	53,822	0.05	*(h)	7.38 *	134

Emerging Markets Portfolio
03/31/2004	$(2.53)	$11.43	19.28%	$1,269,208	0.13	%(c)	6.29%	419%
03/31/2003	(1.02)	11.81	19.48	1,336,575	0.13	(c)	8.12	305
03/31/2002	(0.75)	10.86	17.74	1,005,646	0.13	(c)	8.09	265
03/31/2001	(0.89)	9.91	10.31	287,880	0.16	(c)	9.15	224
03/31/2000	(0.80)	9.84	10.94	354,371	0.85		8.20	159

High Yield Portfolio
03/31/2004	$(0.83)	$8.37	19.75%	$177,339	0.06	%(b)	8.38%	128%
03/31/2003	(0.70)	7.72	3.61	400,794	0.05		9.41	182
03/31/2002	(0.97)	8.18	(4.16)	397,455	0.06	(b)	8.97	104
12/08/2000 - 03/31/2001	(0.21)	9.56	2.09	212,247	0.05	*(g)	9.79 *	80

International Portfolio
03/31/2004	$(1.99)	$5.91	11.49%	$3,168,509	0.14	%(c)	0.60%	763%
03/31/2003	(0.45)	7.22	18.32	1,520,328	0.12		3.01	328
03/31/2002	(0.98)	6.52	6.52	1,808,687	0.13	(c)	3.92	298
03/31/2001	(0.39)	7.05	10.89	3,588,537	0.13	(c)	6.05	464
03/31/2000	(0.30)	6.73	(0.67)	1,142,215	0.50		5.61	369

Investment Grade Corporate Portfolio
03/31/2004	$(1.38)	$11.11	15.23%	$1,306,285	0.05%		6.81%	90%
03/31/2003	(1.06)	10.88	13.86	4,211,671	0.07	(b)	7.82	199
03/31/2002	(0.61)	10.57	5.74	4,947,469	0.05		6.49	361
03/31/2001	(0.69)	10.58	11.59	999,641	0.11	(b)	7.54	240
01/26/2000 - 03/31/2000	(0.08)	10.13	2.11	316,279	0.05	*(e)	7.65 *	65

Mortgage Portfolio
03/31/2004	$(0.74)	$10.67	4.93%	$4,112,744	0.05%		3.24%	823%
03/31/2003	(0.84)	10.89	9.69	6,747,404	0.07	(b)	4.12	687
03/31/2002	(0.90)	10.71	7.68	5,314,257	0.22	(b)	5.67	685
03/31/2001	(0.72)	10.79	12.57	3,477,278	0.87	(b)	7.80	742
01/31/2000 - 03/31/2000	(0.06)	10.26	3.21	985,563	0.05	*(d)	7.13 *	156

Municipal Sector Portfolio
03/31/2004	$(0.46)	$10.45	7.59%	$368,097	0.05%		4.74%	136%
03/31/2003	(0.97)	10.15	5.15	249,882	0.05		5.39	372
03/31/2002	(0.77)	10.58	5.03	145,514	0.05		5.70	1361
08/21/2000 - 03/31/2001	(0.17)	10.82	9.95	69,211	0.05	*(h)	4.00 *	189

Real Return Portfolio
03/31/2004	$(0.80)	$11.94	11.85%	$1,422,613	0.05%		3.03%	372%
03/31/2003	(0.97)	11.43	21.26	654,735	0.07	(b)	4.23	308
03/31/2002	(1.09)	10.30	5.20	94,457	0.06	(b)	5.14	502
04/28/2000 - 03/31/2001	(0.51)	10.84	13.83	208,832	0.09	*(i)	7.21 *	260

Short-Term Portfolio
03/31/2004	$(0.17)	$9.85	1.96%	$4,226,476	0.05%		1.60%	280%
03/31/2003	(0.26)	9.83	3.94	2,432,457	0.05		2.56	212
03/31/2002	(0.99)	9.72	5.51	114,868	1.05	(b)	5.51	96
04/20/2000 - 03/31/2001	(0.58)	10.17	7.62	191,299	1.58	*(b)(f)	6.84 *	154

(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.10%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.59%.
(g)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.06%.
(h)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.08%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.11%.

See accompanying notes | 03.31.04 | Annual Report	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Short-Term Portfolio II
03/31/2004	$10.02	$0.12	(a)	$0.07	(a)	$0.19	$(0.10)	$0.00
03/17/2003 - 03/31/2003	10.00	0.01	(a)	0.01	(a)	0.02	0.00	0.00

U.S. Government Sector Portfolio
03/31/2004	$10.89	$0.22	(a)	$0.38	(a)	$0.60	$(0.23)	$0.00
03/31/2003	9.83	0.34	(a)	1.44	(a)	1.78	(0.34)	(0.38)
03/31/2002	11.35	0.74	(a)	(0.50	)(a)	0.24	(0.79)	(0.97)
03/31/2001	10.62	0.69	(a)	0.96	(a)	1.65	(0.54)	(0.38)
01/31/2000 - 03/31/2000	10.00	0.12	(a)	0.54	(a)	0.66	(0.04)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.05%.

18	Annual Report | 03.31.04 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Short-Term Portfolio II
03/31/2004	$(0.10)	$10.11	1.97%	$2,413,972	0.05%		1.20%		232%
03/17/2003 - 03/31/2003	0.00	10.02	0.20	20,102	0.05	*(d)	2.16	*	11

U.S. Government Sector Portfolio
03/31/2004	$(0.23)	$11.26	5.56%	$7,226,151	0.05%		2.03%		709%
03/31/2003	(0.72)	10.89	18.36	4,438,204	0.05		3.14		819
03/31/2002	(1.76)	9.83	2.30	545,294	0.07	(b)	6.67		785
03/31/2001	(0.92)	11.35	16.03	1,257,236	0.11	(b)	6.24		1200
01/31/2000 - 03/31/2000	(0.04)	10.62	6.61	311,652	0.05	*(c)	6.86	*	283

(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.09%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.06%.

See accompanying notes | 03.31.04 | Annual Report	19

Statements of Assets and Liabilities

March 31, 2004

Amounts in thousands, except per share amounts

	Asset- Backed Securities Portfolio	Emerging Markets Portfolio	High Yield Portfolio	International Portfolio	Investment Grade Corporate Portfolio	Mortgage Portfolio

Assets:
Investments, at value	$227,740	$1,575,739	$181,249	$3,566,015	$1,298,097	$6,706,615
Cash	27	121	6,805	25	71	422
Foreign currency, at value	0	172	339	18,595	0	0
Receivable for investments sold	2,710	390,216	341	1,259	0	2,192,136
Receivable for investments sold on delayed delivery basis	0	0	0	153,493	0	0
Receivable for swaps sold	0	0	21	0	0	0
Unrealized appreciation on forward foreign currency contracts	0	1,035	30	60,997	0	0
Receivable for Portfolio shares sold	600	1,250	0	4,100	1,350	10,050
Interest and dividends receivable	1,294	16,077	3,462	32,006	17,998	15,658
Variation margin receivable	40	0	0	447	1,095	42
Swap premiums paid	1,244	0	0	54,438	0	2,283
Unrealized appreciation on swap agreements	2,221	9,381	6	150,528	2,688	4,667

	235,876	1,993,991	192,253	4,041,903	1,321,299	8,931,873

Liabilities:
Payable for investments purchased	$6,742	$34,751	$13,298	$329,684	$9,795	$4,307,408
Payable for investments purchased on delayed delivery basis	13,000	689,257	0	388,328	0	0
Payable for swaps sold	0	0	391	0	59	0
Unrealized depreciation on forward foreign currency contracts	0	73	0	3,100	0	0
Payable for reverse repurchase agreement	3,811	0	0	0	0	0
Payable for short sales	0	0	0	6,990	0	491,992
Written options outstanding	871	0	938	0	1,483	8,265
Payable for Portfolio shares redeemed	80	307	280	525	386	2,348
Accrued investment advisory fee	4	21	3	49	22	71
Accrued administration fee	5	107	4	245	33	107
Variation margin payable	0	0	0	0	76	0
Swap premiums received	157	20	0	36,724	894	877
Unrealized depreciation on swap agreements	0	169	0	86,452	2,169	8,013
Other liabilities	0	78	0	21,297	97	48

	24,670	724,783	14,914	873,394	15,014	4,819,129

Net Assets	$211,206	$1,269,208	$177,339	$3,168,509	$1,306,285	$4,112,744

Net Assets Consist of:
Paid in capital	$210,467	$1,156,522	$182,015	$2,865,954	$1,170,710	$4,083,091
Undistributed net investment income	965	32,354	7,240	107,375	35,399	92,931
Accumulated undistributed net realized gain (loss)	(947)	8,382	(19,850)	(3,340)	84,589	(14,704)
Net unrealized appreciation (depreciation)	721	71,950	7,934	198,520	15,587	(48,574)

	$211,206	$1,269,208	$177,339	$3,168,509	$1,306,285	$4,112,744

Shares Issued and Outstanding:	19,574	111,052	21,176	536,345	117,617	385,387
Net Asset Value and Redemption Price
Per Share (Net Assets Per Share Outstanding)	$10.79	$11.43	$8.37	$5.91	$11.11	$10.67

Cost of Investments Owned	$229,118	$1,513,971	$173,521	$3,487,952	$1,285,385	$6,753,883

Cost of Foreign Currency Held	$0	$170	$335	$18,370	$0	$0

20	Annual Report | 03.31.04 | See accompanying notes

Amounts in thousands, except per share amounts

	Municipal Sector Portfolio	Real Return Portfolio	Short-Term Portfolio	Short Term II Portfolio	U.S. Government Sector Portfolio

Assets:
Investments, at value	$389,108	$1,672,154	$4,232,727	$2,431,002	$7,150,769
Cash	1	1	1	1	1
Foreign currency, at value	0	14	0	8,589	0
Receivable for investments sold	0	71,376	0	0	27,342
Receivable for investments sold on delayed delivery basis	0	32,321	99,045	8,903	228,870
Receivable for swaps sold	0	0	0	0	0
Unrealized appreciation on forward foreign currency contracts	0	121	0	57	0
Receivable for Portfolio shares sold	1,200	4,000	16,700	500	19,100
Interest and dividends receivable	5,069	13,590	10,297	4,721	23,161
Variation margin receivable	0	208	3,087	172	17,390
Swap premiums paid	0	301	0	0	1,174
Unrealized appreciation on swap agreements	0	44	232	13	42,823

	395,378	1,794,130	4,362,089	2,453,958	7,510,630

Liabilities:
Payable for investments purchased	$27,122	$0	$0	$29,843	$25,460
Payable for investments purchased on delayed delivery basis	0	333,171	1,900	0	0
Payable for swaps sold	0	0	0	0	0
Unrealized depreciation on forward foreign currency contracts	0	0	0	0	0
Payable for reverse repurchase agreement	0	0	0	0	0
Payable for short sales	0	32,924	100,357	9,039	231,005
Written options outstanding	0	1,731	2,198	803	9,404
Payable for Portfolio shares redeemed	146	2,368	28,001	0	3,187
Accrued investment advisory fee	5	26	70	38	130
Accrued administration fee	8	38	105	56	195
Variation margin payable	0	0	2,521	0	0
Swap premiums received	0	0	0	0	15,098
Unrealized depreciation on swap agreements	0	244	345	150	0
Other liabilities	0	1,015	116	57	0

	27,281	371,517	135,613	39,986	284,479

Net Assets	$368,097	$1,422,613	$4,226,476	$2,413,972	$7,226,151

Net Assets Consist of:
Paid in capital	$360,659	$1,311,932	$4,216,848	$2,409,081	$6,971,505
Undistributed net investment income	2,295	31,531	9,369	3,151	150,796
Accumulated undistributed net realized gain (loss)	823	(1,728)	(10,541)	(614)	(4,609)
Net unrealized appreciation (depreciation)	4,320	80,878	10,800	2,354	108,459

	$368,097	$1,422,613	$4,226,476	$2,413,972	$7,226,151

Shares Issued and Outstanding:	35,230	119,139	429,127	238,668	641,767
Net Asset Value and Redemption Price
Per Share (Net Assets Per Share Outstanding)	$10.45	$11.94	$9.85	$10.11	$11.26

Cost of Investments Owned	$384,788	$1,590,159	$4,227,143	$2,430,511	$7,123,248

Cost of Foreign Currency Held	$0	$14	$0	$8,560	$0

See accompanying notes | 03.31.04 | Annual Report	21

Statements of Operations

Amounts in thousands

	Asset-Backed Securities Portfolio	Emerging Markets Portfolio	High Yield Portfolio	International Portfolio	Investment Grade Corporate Portfolio	Mortgage Portfolio

	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$7,543	$65,079	$19,454	$49,771	$161,965	$191,694
Dividends	0	1,205	240	0	587	0
Miscellaneous income	628	7,800	306	(39,049)	2,701	2,681

Total Income	8,171	74,084	20,000	10,722	165,253	194,375

Expenses:
Investment advisory fees	42	230	48	288	483	1,181
Administration fees	62	1,152	71	1,441	725	1,771
Trustees’ fees	1	2	1	4	7	16
Interest expense	139	148	17	327	18	189
Miscellaneous expense	3	0	1	0	1	96

Total Expenses	247	1,532	138	2,060	1,234	3,253

Net Investment Income	7,924	72,552	19,862	8,662	164,019	191,122

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(761)	161,314	24,605	453,918	265,734	94,795
Net realized gain (loss) on futures contracts, options and swaps	1,388	(486)	(522)	(2,360)	(3,531)	(4,835)
Net realized gain (loss) on foreign currency transactions	0	(2,370)	332	1,030,705	0	0
Net change in unrealized appreciation (depreciation) on investments	937	(27,010)	2,843	(1,379,100)	(28,318)	(39,786)
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	270	11,776	(512)	110,547	6,032	7,631
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	441	(265)	3,620	0	0

Net Gain	1,834	143,665	26,481	217,330	239,917	57,805

Net Increase in Assets Resulting from Operations	$9,758	$216,217	$46,343	$225,992	$403,936	$248,927

22	Annual Report | 03.31.04 | See accompanying notes

Amounts in thousands

	Municipal Sector Portfolio	Real Return Portfolio	Short-Term Portfolio	Short Term II Portfolio	U.S. Government Sector Portfolio

	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2004

Investment Income:
Interest, net of foreign taxes	$13,024	$36,354	$55,694	$11,502	$116,360
Dividends	0	0	0	0	0
Miscellaneous income	0	0	449	12	(25)

Total Income	13,024	36,354	56,143	11,514	116,335

Expenses:
Investment advisory fees	54	235	680	183	1,116
Administration fees	81	352	1,019	275	1,674
Trustees’ fees	1	3	10	3	16
Interest expense	1	33	0	2	35
Miscellaneous expense	1	6	12	3	20

Total Expenses	138	629	1,721	466	2,861

Net Investment Income	12,886	35,725	54,422	11,048	113,474

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	4,180	61,856	(13,037)	(986)	(2,979)
Net realized gain (loss) on futures contracts, options and swaps	54	5,069	17,169	2,765	140,317
Net realized gain (loss) on foreign currency transactions	0	412	0	(232)	0
Net change in unrealized appreciation (depreciation) on investments	2,112	56,951	1,410	335	(9,584)
Net change in unrealized appreciation (depreciation) on futures contracts, options and swaps	0	218	3,806	1,911	98,887
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	69	0	86	0

Net Gain	6,346	124,575	9,348	3,879	226,641

Net Increase in Assets Resulting from Operations	$19,232	$160,300	$63,770	$14,927	$340,115

See accompanying notes | 03.31.04 | Annual Report	23

Statements of Changes in Net Assets

Amounts in thousands

	Asset-Backed Securities Portfolio		Emerging Markets Portfolio		High Yield Portfolio		International Portfolio

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$7,924	$9,917	$72,552	$86,676	$19,862	$28,096	$8,662	$71,373
Net realized gain (loss)	627	6,763	158,458	47,901	24,415	(33,362)	1,482,263	(1,238,059)
Net change in unrealized appreciation (depreciation)	1,207	(1,393)	(14,793)	67,403	2,066	23,382	(1,264,933)	1,571,860
Net increase resulting from operations	9,758	15,287	216,217	201,980	46,343	18,116	225,992	405,174

Distributions to Shareholders:
From net investment income	(8,420)	(9,518)	(81,716)	(82,953)	(22,176)	(27,483)	(226,079)	(137,546)
From net realized capital gains	(5,077)	(2,550)	(152,157)	(19,564)	0	0	(264,999)	(32,753)

Total Distributions	(13,497)	(12,068)	(233,873)	(102,517)	(22,176)	(27,483)	(491,078)	(170,299)

Portfolio Share Transactions:
Receipts for shares sold	70,801	231,826	415,317	593,223	126,449	306,180	3,366,979	1,655,799
Issued as reinvestment of distributions	13,277	11,878	228,098	99,402	21,822	27,293	483,061	165,090
Cost of shares redeemed	(77,852)	(137,052)	(693,126)	(461,159)	(395,893)	(320,767)	(1,936,773)	(2,344,123)
Net increase (decrease) resulting from Portfolio share transactions	6,226	106,652	(49,711)	231,466	(247,622)	12,706	1,913,267	(523,234)

Total Increase (Decrease) in Net Assets	2,487	109,871	(67,367)	330,929	(223,455)	3,339	1,648,181	(288,359)

Net Assets:
Beginning of period	208,719	98,848	1,336,575	1,005,646	400,794	397,455	1,520,328	1,808,687

End of period *	$211,206	$208,719	$1,269,208	$1,336,575	$177,339	$400,794	$3,168,509	$1,520,328

* Including undistributed (overdistributed) net investment income of:	$965	$5,135	$32,354	$38,174	$7,240	$8,269	$107,375	$(782,625)

24	Annual Report | 03.31.04 | See accompanying notes

Amounts in thousands

	Investment Grade Corporate Portfolio		Mortgage Portfolio		Municipal Sector Portfolio		Real Return Portfolio

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$164,019	$389,970	$191,122	$305,285	$12,886	$9,449	$35,725	$14,105
Net realized gain (loss)	262,203	6,213	89,960	382,033	4,234	(1,067)	67,337	19,210
Net change in unrealized appreciation (depreciation)	(22,286)	157,024	(32,155)	(65,979)	2,112	2,473	57,238	22,714
Net increase resulting from operations	403,936	553,207	248,927	621,339	19,232	10,855	160,300	56,029

Distributions to Shareholders:
From net investment income	(183,385)	(380,592)	(221,044)	(315,500)	(12,079)	(9,106)	(33,516)	(12,514)
From net realized capital gains	(69,700)	(108,788)	(111,339)	(294,301)	0	(3,443)	(53,300)	(7,330)

Total Distributions	(253,085)	(489,380)	(332,383)	(609,801)	(12,079)	(12,549)	(86,816)	(19,844)

Portfolio Share Transactions:
Receipts for shares sold	657,765	2,261,400	3,923,343	8,560,232	230,956	437,513	1,090,746	937,948
Issued as reinvestment of distributions	248,299	475,470	325,697	599,868	11,851	12,310	85,882	19,526
Cost of shares redeemed	(3,962,301)	(3,536,495)	(6,800,244)	(7,738,491)	(131,745)	(343,761)	(482,234)	(433,381)
Net increase (decrease) resulting from Portfolio share transactions	(3,056,237)	(799,625)	(2,551,204)	1,421,609	111,062	106,062	694,394	524,093

Total Increase (Decrease) in Net Assets	(2,905,386)	(735,798)	(2,634,660)	1,433,147	118,215	104,368	767,878	560,278

Net Assets:
Beginning of period	4,211,671	4,947,469	6,747,404	5,314,257	249,882	145,514	654,735	94,457

End of period *	$1,306,285	$4,211,671	$4,112,744	$6,747,404	$368,097	$249,882	$1,422,613	$654,735

* Including undistributed (overdistributed) net investment income of:	$35,399	$29,830	$92,931	$120,878	$2,295	$1,286	$31,531	$13,783

See accompanying notes | 03.31.04 | Annual Report	25

Statements of Changes in Net Assets (Cont.)

Amounts in thousands

	Short-Term Portfolio		Short-Term Portfolio II		U.S. Government Sector Portfolio

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Period from March 17, 2003 to March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$54,422	$36,303	$11,048	$18	$113,474	$86,200
Net realized gain	4,132	7,930	1,547	1	137,338	148,580
Net change in unrealized appreciation	5,216	5,826	2,332	22	89,303	41,771
Net increase resulting from operations	63,770	50,059	14,927	41	340,115	276,551

Distributions to Shareholders:
From net investment income	(54,522)	(34,144)	(9,370)	0	(114,236)	(82,561)
From net realized capital gains	(8,461)	(7,455)	(707)	0	(80)	(128,193)

Total Distributions	(62,983)	(41,599)	(10,077)	0	(114,316)	(210,754)

Portfolio Share Transactions:
Receipts for shares sold	5,927,587	6,106,242	2,977,074	20,061	9,470,890	6,094,130
Issued as reinvestment of distributions	62,447	40,488	9,870	0	111,267	206,966
Cost of shares redeemed	(4,196,802)	(3,837,601)	(597,924)	0	(7,020,009)	(2,473,983)
Net increase resulting from Portfolio share transactions	1,793,232	2,309,129	2,389,020	20,061	2,562,148	3,827,113

Total Increase in Net Assets	1,794,019	2,317,589	2,393,870	20,102	2,787,947	3,892,910

Net Assets:
Beginning of period	2,432,457	114,868	20,102	0	4,438,204	545,294

End of period *	$4,226,476	$2,432,457	$2,413,972	$20,102	$7,226,151	$4,438,204

* Including undistributed (overdistributed) net investment income of:	$9,369	$7,964	$3,151	$20	$150,796$	13,013

26	Annual Report | 03.31.04 | See accompanying notes

Statement of Cash Flows

Amounts in thousands

International Portfolio

Year Ended March 31, 2004

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities:
Sales of Portfolio shares	$3,363,179
Redemptions of Portfolio shares	(1,956,757)
Cash distributions paid	(8,017)
Proceeds from financing transactions	(8,087,721)

Net decrease from financing activities	(6,689,316)

Operating Activities:
Purchases of long-term securities and foreign currency	(20,890,986)
Proceeds from sales of long-term securities and foreign currency	28,870,202
Purchases of short-term securities (net)	(1,381,545)
Net investment income	8,662
Change in other receivables/payables (net)	73,745

Net increase from operating activities	6,680,078

Net (Decrease) in Cash and Foreign Currency	(9,238)

Cash and Foreign Currency:
Beginning of period	27,858

End of period	$18,620

See accompanying notes | 03.31.04 | Annual Report	27

Schedule of Investments

Asset-Backed Securities Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 1.1%

Banking & Finance 1.1%
Preferred Term Securities XII
1.660% due 03/24/2034 (a)	$2,250	$2,250

Total Corporate Bonds & Notes (Cost $2,250)		2,250

U.S. GOVERNMENT AGENCIES 13.4%

Fannie Mae
1.210% due 06/25/2032 (a)	389	390
1.490% due 11/17/2030	549	552
1.493% due 09/17/2027 (a)	40	40
1.543% due 10/25/2021 (a)	124	124
1.593% due 01/15/2020 - 11/25/2021 (a)(b)	363	365
1.643% due 12/25/2021 (a)	148	149
1.693% due 03/25/2008 (a)	61	61
1.843% due 05/25/2022 (a)	221	224
1.993% due 08/25/2023 (a)	250	253
2.634% due 10/01/2040 (a)	919	945
3.061% due 11/01/2040 (a)	663	680
3.172% due 03/01/2030 (a)	173	177
3.177% due 12/01/2025 (a)	24	24
3.218% due 04/01/2018 (a)	60	62
3.315% due 03/01/2027 (a)	89	92
3.360% due 03/01/2028 (a)	2	2
3.361% due 03/01/2027 (a)	42	44
3.370% due 09/01/2030 (a)	134	138
3.425% due 12/01/2024 (a)	27	28
3.440% due 02/01/2026 (a)	35	36
3.450% due 07/01/2027 (a)	22	22
3.451% due 01/01/2028 (a)	92	94
3.534% due 10/01/2031 (a)	348	353
3.848% due 02/01/2026 (a)	38	39
3.993% due 05/01/2036 (a)	230	236
4.199% due 10/01/2027 (a)	25	26
4.500% due 11/01/2018	97	99
5.500% due 04/20/2019 (a)	3,160	3,292
5.850% due 06/16/2028	250	266
6.000% due 04/25/2030	40	41
6.089% due 05/01/2031	75	78
6.090% due 12/01/2008	93	104
6.500% due 02/01/2005 - 04/25/2013 (b)	188	192
6.770% due 01/18/2029	489	532
6.930% due 09/01/2021	934	1,052
7.000% due 08/01/2004 - 10/01/2006 (b)	75	77
7.128% due 07/17/2017	175	186
7.141% due 01/01/2027 (a)	129	133
13.083% due 10/25/2008	307	345
Federal Housing Administration
7.430% due 03/01/2021 (a)	39	39
Freddie Mac
1.230% due 04/25/2030 (a)	49	49
1.270% due 10/25/2029 (a)	12	12
1.340% due 10/15/2032	326	326
1.540% due 12/15/2031 (a)	188	189
2.225% due 05/15/2023 (a)	121	123
2.750% due 02/01/2017 (a)	21	22
3.367% due 03/01/2028 (a)	48	50
3.419% due 11/01/2028 (a)	81	83
3.440% due 10/15/2022 (a)	160	164
3.449% due 02/01/2026 (a)	85	87
3.471% due 02/01/2022 (a)	41	43
3.478% due 08/01/2029 (a)	215	220
3.490% due 11/01/2023 (a)	21	22
3.500% due 12/15/2021	118	118
3.534% due 08/01/2023 (a)	74	76
3.710% due 09/01/2023 (a)	45	47
4.240% due 06/01/2028 (a)	53	55
4.500% due 09/15/2018	67	63
5.863% due 08/01/2031	966	994
6.000% due 02/15/2021 - 05/25/2012 (b)	8,825	8,888
6.250% due 10/15/2026	100	100
6.500% due 11/01/2004 - 09/15/2030 (b)	211	215
7.000% due 08/15/2022	63	63
Government National Mortgage Association
1.491% due 02/20/2029 (a)	22	22
3.000% due 09/20/2029 (a)	141	142
3.500% due 05/20/2030 (a)	473	482
4.000% due 04/20/2016 (a)	34	35
4.250% due 02/20/2030 (a)	25	26
4.375% due 05/20/2016- 01/20/2023 (a)(b)	289	294
4.500% due 09/20/2028 (a)	42	43
4.625% due 10/20/2026 - 12/20/2027 (a)(b)	292	299
4.750% due 09/20/2018 (a)	50	51
Tennessee Valley Authority
5.880% due 04/01/2036	3,000	3,413

Total U.S. Government Agencies (Cost $28,221)		28,408

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Note
4.250% due 11/15/2013	400	414

Total U.S. Treasury Obligations (Cost $416)		414

MORTGAGE-BACKED SECURITIES 21.8%

ABN AMRO Mortgage Corp.
5.850% due 06/25/2032	233	237
American Southwest Financial Securities Corp.
8.000% due 01/18/2009	294	314
Amortizing Residential Collateral Trust
1.370% due 01/01/2032 (a)	453	446
Asset Securitization Corp.
7.378% due 08/13/2029	750	859
Bank of America Mortgage Securities
5.242% due 02/25/2032 (a)	231	234
Bear Stearns Adjustable Rate Mortgage Trust
4.189% due 11/25/2030 (a)	274	274
Cendant Mortgage Corp.
6.000% due 07/25/2043	1,803	1,825
Citicorp Mortgage Securities, Inc.
2.955% due 11/25/2018 (a)	107	107
6.129% due 08/25/2032	53	55
Countrywide Alternative Loan Trust
5.750% due 06/25/2033	1,054	1,067
Countrywide Home Loans Servicing LP
5.965% due 12/25/2031	255	256
Countrywide Home Loans, Inc.
4.662% due 02/19/2034	125	126
Credit-Based Asset Servicing & Securitization LLC
1.720% due 06/25/2032 (a)	2,000	2,011
CS First Boston Mortgage Securities Corp.
2.590% due 12/15/2011 (a)	500	500
1.640% due 11/25/2031 (a)	134	134
6.000% due 11/25/2031	30	30
1.570% due 01/25/2033	1,184	1,184
DLJ Mortgage Acceptance Corp.
4.134% due 04/25/2024 (a)	170	170
Drexel Burnham Lambert CMO Trust
1.875% due 05/01/2016 (a)	482	482
Federal Agricultural Mortgage Corp.
7.542% due 01/25/2012	577	623
First Horizon Asset Securities, Inc.
7.000% due 09/25/2030	25	25
First Republic Mortgage Loan Trust
1.410% due 06/25/2030 (a)	485	484
Granite Mortgages PLC
1.200% due 01/20/2019	1,338	1,338
Greenwich Capital Acceptance, Inc.
3.756% due 05/25/2024 (a)	187	186
3.542% due 06/25/2024 (a)	591	583
GSR Mortgage Loan Trust
6.000% due 03/25/2032	40	41
1.490% due 07/25/2032	482	482
GSRPM Mortgage Loan Trust
1.790% due 01/25/2032 (a)	4,000	4,021
Hilton Hotel Pool Trust
1.600% due 10/03/2015 (a)	2,000	1,915
Holmes Financing PLC
1.280% due 01/15/2007	2,500	2,504
Impac CMB Trust
6.000% due 01/25/2006 (c)	2,443	177
1.660% due 12/25/2031 (a)	320	322
1.750% due 11/25/2031 (a)	62	62
1.510% due 12/25/2031 (a)	512	514
1.360% due 06/25/2032 (a)	200	200
Impac Secured Assets CMN Owner Trust
6.500% due 04/25/2032	980	1,000
Independent National Mortgage Corp.
3.791% due 09/25/2024	403	402
2.690% due 07/25/2025 (a)	8	8
Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	173	182
LB Mortgage Trust
7.809% due 01/15/2009 (k)	429	458
8.399% due 01/20/2017 (a)	760	868
Liberty Funding Ltd.
1.672% due 04/03/2030 (a)	200	200
LTC Commercial Mortgage Pass-Through Certificates
6.029% due 05/28/2030	2,651	2,664
Mellon Residential Funding Corp.
4.754% due 01/25/2029	112	113
Merrill Lynch Mortgage Investors, Inc.
1.390% due 01/20/2030 (a)	14	14
MLCC Mortgage Investors, Inc.
1.460% due 03/25/2028 (a)	89	89
Mortgage Capital Funding, Inc.
7.288% due 02/20/2027	798	855
Nationslink Funding Corp.
6.888% due 05/10/2007	2,750	3,059
Norwest Asset Securities Corp.
6.500% due 09/25/2014	27	28
Opryland Hotel Trust
1.796% due 04/01/2011 (a)	2,000	2,001
PNC Mortgage Securities Corp.
6.850% due 05/25/2028	1,914	1,928
7.750% due 11/26/2029	26	26
Prudential Securities Secured Financing Corp.
3.649% due 05/25/2022 (a)	530	531
3.650% due 05/25/2022 (a)	158	158
Residential Asset Mortgage Products, Inc.
7.000% due 06/25/2032	85	91
Residential Funding Mortgage Securities I, Inc.
7.000% due 05/25/2011	300	303
Rural Housing Trust
8.330% due 04/01/2026	83	84
Salomon Brothers Mortgage Securities VII, Inc.
3.517% due 03/25/2023 (a)	132	132
8.500% due 11/25/2024	849	939
Sears Mortgage Securities
9.500% due 11/15/2010 (j)(k)	46	48
Securitized Asset Sales, Inc.
5.034% due 06/25/2023 (a)	214	214

28	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Sequoia Mortgage Trust
3.455% due 08/20/2032 (a)	$449	$451
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (a)	1,000	1,150
Structured Asset Mortgage Investments, Inc.
6.502% due 06/25/2029 (a)	64	66
Structured Asset Securities Corp.
1.390% due 10/25/2027 (a)	163	163
3.375% due 08/25/2031	71	67
2.549% due 02/25/2032 (a)	118	119
5.714% due 06/25/2032	168	175
1.590% due 07/25/2032 (a)	261	262
7.000% due 11/25/2032	85	90
1.380% due 01/25/2033 (a)	158	158
2.140% due 01/25/2033 (a)	1,000	1,002
5.300% due 01/25/2033	819	827
United Mortgage Securities Corp.
3.828% due 06/25/2032 (a)	365	370
Washington Mutual Mortgage Securities Corp.
5.175% due 10/25/2032 (a)	201	205
4.250% due 08/25/2033	125	123
3.152% due 11/25/2041 (a)	162	159
Wells Fargo Mortgage-Backed Securities Trust
4.753% due 02/25/2033	385	392

Total Mortgage-Backed Securities (Cost $45,175)		45,962

ASSET-BACKED SECURITIES 68.3%

Aames Mortgage Trust
1.540% due 10/15/2029 (a)	36	37
Accredited Mortgage Loan Trust
1.410% due 02/25/2030 (a)	266	267
Advanta Mortgage Loan Trust
7.750% due 10/25/2026	274	288
AESOP Funding II LLC
1.340% due 06/20/2007 (a)	215	216
American Business Financial Services
6.285% due 06/15/2033	2,000	2,135
American Express Credit Account Master Trust
1.230% due 04/15/2008 (a)	71	71
1.270% due 11/15/2010 (a)	75	75
AmeriCredit Automobile Receivables Trust
4.410% due 11/12/2008	700	721
Ameriquest Mortgage Securities, Inc.
1.400% due 05/25/2032 (a)	67	68
Amortizing Residential Collateral Trust
1.360% due 06/25/2032 (a)	426	425
1.440% due 08/25/2032 (a)	341	342
1.300% due 11/25/2032 (a)	134	135
AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.430% due 03/25/2027 (a)	134	135
1.300% due 06/25/2027 (a)	96	96
1.460% due 06/25/2027 (a)	505	506
1.460% due 09/25/2027 (a)	1,782	1,784
1.420% due 06/25/2028 (a)	655	655
2.440% due 11/25/2029 (a)	2,572	2,573
Asset-Backed Funding Certificates
1.770% due 07/25/2033 (a)	2,743	2,744
Asset-Backed Securities Corp. Home Equity Loan Trust
1.350% due 06/15/2031 (a)	133	133
1.790% due 08/15/2032 (a)	2,000	2,016
2.220% due 08/15/2032 (a)	100	100
BankBoston RV Asset-Backed Trust
6.630% due 08/15/2010	93	93
Bayview Financial Acquisition Trust
2.040% due 06/01/2026 (a)	109	109
Bear Stearns Asset-Backed Securities, Inc.
5.000% due 12/25/2005 (c)	7,234	582
5.000% due 03/25/2006 (c)	9,182	855
1.690% due 10/25/2032 (a)	948	952
1.490% due 10/27/2032 (a)	351	353
1.740% due 02/25/2034 (a)	3,000	3,005
1.840% due 11/25/2042 (a)	1,050	1,058
Beneficial Mortgage Corp.
1.210% due 05/28/2037 (a)	182	181
Capital Asset Research Funding LP
5.905% due 12/15/2005 (k)	829	809
Capital Auto Receivables Asset Trust
1.130% due 12/15/2004 (a)	19	19
Capital One Master Trust
4.600% due 08/17/2009	105	111
CDC Mortgage Capital Trust
1.400% due 08/25/2032 (a)	398	399
1.790% due 08/25/2032 (a)	3,000	3,008
Centex Home Equity
7.720% due 05/25/2029	148	156
6.250% due 04/25/2031	270	284
Champion Home Equity Loan Trust
1.350% due 03/25/2029 (a)	65	65
Charming Shoppes Master Trust
1.540% due 08/15/2008 (a)	3,500	3,499
Chase Credit Card Master Trust
1.190% due 02/15/2007 (a)	71	71
Chase Funding Mortgage Loan Asset-Backed Certificates
1.360% due 04/25/2033	100	101
CIT Group Home Equity Loan Trust
1.740% due 12/25/2031 (a)	1,500	1,510
CIT RVTrust
6.160% due 06/15/2013	451	463
Citibank Credit Card Issuance Trust
7.450% due 09/15/2007	450	486
Citifinancial Mortgage Securities, Inc.
1.380% due 08/25/2033	87	88
CNH Equipment Trust
1.340% due 07/17/2006 (a)	40	40
Comed Transitional Funding Trust
5.440% due 03/25/2007	241	248
Community Program Loan Trust
4.500% due 04/01/2029	500	470
CompuCredit Card Trust
2.570% due 01/15/2008 (a)	2,500	2,507
Conseco Finance Home Loan Trust
8.880% due 06/15/2024	1,467	1,478
9.520% due 06/15/2024	3,200	3,256
Conseco Finance Securitizations Corp.
7.800% due 05/15/2020	122	130
8.410% due 12/15/2025	2,000	2,179
9.290% due 12/15/2029	751	826
7.200% due 03/15/2032	1,000	1,022
8.310% due 05/01/2032	2,211	1,908
6.770% due 09/01/2032	470	486
2.590% due 08/15/2033 (a)	3,000	3,084
Contimortgage Home Equity Loan Trust
7.280% due 04/25/2014	675	712
1.570% due 06/15/2025 (a)	162	162
1.340% due 09/15/2028 (a)	87	87
Countrywide Asset-Backed Certificates
1.360% due 09/25/2031 (a)	176	176
1.690% due 09/25/2031 (a)	2,000	2,005
1.690% due 04/25/2032 (a)	2,000	2,010
1.690% due 04/25/2032 (a)	2,750	2,745
2.240% due 07/25/2032 (a)	3,000	3,093
1.390% due 11/25/2033	500	501
Countrywide Home Equity Loan Trust
1.410% due 04/15/2025 (a)	158	159
CS First Boston Mortgage Securities Corp.
1.840% due 04/25/2032 (a)	1,000	998
2.790% due 02/25/2033 (a)	1,000	989
Cypress Tree Investment Partners I Ltd.
1.520% due 10/15/2009	2,277	2,254
Denver Arena Trust
6.940% due 11/15/2019	786	838
Discover Card Master Trust I
1.270% due 09/18/2007 (a)	71	71
Embarcadero Aircraft Securitization Trust
2.440% due 08/15/2025 (a)	1,183	2
Equity One ABS, Inc.
8.015% due 01/25/2030	300	325
7.600% due 02/25/2032	2,779	2,977
7.770% due 02/25/2032	1,217	1,253
5.498% due 11/25/2032	3,000	3,055
Equivantage Home Equity Loan Trust
1.300% due 10/25/2028 (a)	175	175
First Alliance Mortgage Loan Trust
2.500% due 10/25/2024 (a)	104	104
1.300% due 09/20/2027 (a)	200	200
7.520% due 03/20/2031	143	147
First International Bank
1.640% due 03/15/2027 (a)	545	403
First USA Credit Card Master Trust
1.240% due 09/19/2008 (a)	200	201
Fleet Home Equity Loan Trust
1.340% due 01/20/2033 (a)	1,084	1,086
Ford Credit Floorplan Master Owner Trust
1.180% due 07/17/2006 (a)	60	60
Fremont Home Loan Trust
1.460% due 01/25/2034 (a)	1,488	1,492
Green Tree Financial Corp.
6.240% due 11/01/2016	7	7
6.060% due 04/01/2018	382	387
6.270% due 07/01/2021	710	740
6.860% due 03/15/2028	96	103
6.220% due 03/01/2030	177	182
Green Tree Home Equity Loan Trust
7.650% due 04/15/2027	75	76
Greenpoint Home Equity Loan Trust
1.360% due 04/15/2029 (a)	770	771
HFC Home Equity Loan Asset-Backed Certificates
1.390% due 04/20/2032 (a)	257	257
Home Equity Asset Trust
1.390% due 11/25/2032 (a)	190	190
1.550% due 02/25/2033 (a)	1,759	1,770
Home Equity Mortgage Trust
2.940% due 11/25/2032 (a)	2,000	2,021
Hyundai Auto Receivables Trust
4.060% due 10/15/2010	3,000	3,066
IMC Home Equity Loan Trust
7.310% due 11/20/2028	217	222
1.250% due 08/20/2029 (a)	185	185
Impac CMB Trust
1.400% due 01/25/2034 (a)	2,994	2,998
Impac Secured Assets CMN Owner Trust
7.770% due 07/25/2025 (a)	244	244
Indy Mac Home Equity Loan Asset-Backed Trust
3.040% due 12/25/2031 (a)	1,500	1,394
Irwin Home Equity Loan Trust
7.960% due 04/25/2026	1,874	1,949
6.520% due 02/25/2027	982	989
7.000% due 11/25/2028 (c)	8,731	956
1.990% due 02/25/2029 (a)	2,000	2,034
Keystone Owner Trust
7.400% due 01/25/2029	769	802
Long Beach Mortgage Loan Trust
1.440% due 03/25/2032 (a)	79	79
1.410% due 06/25/2032 (a)	235	235
1.540% due 11/25/2032 (a)	185	186
Los Angeles Arena Funding LLC
7.656% due 12/15/2026 (a)	475	513
MBNA Master Credit Card Trust USA
1.465% due 07/15/2007 (a)	85	85
Mellon Bank Home Equity Loan Trust
1.330% due 03/20/2027 (a)	281	281
Mellon Residential Funding Corp.
6.615% due 02/25/2021	2,623	2,738

See accompanying notes | 03.31.04 | Annual Report	29

Schedule of Investments (Cont.)

Asset-Backed Securities Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

Merrill Lynch Mortgage Investors, Inc.
2.090% due 09/25/2032 (a)	$1,500	$1,513
1.410% due 05/25/2033 (a)	36	36
Metris Master Trust
1.321% due 07/21/2008 (a)	50	50
Morgan Stanley Dean Witter Capital I, Inc.
2.740% due 01/25/2032 (a)	2,000	2,034
1.420% due 07/25/2032 (a)	720	722
1.390% due 08/25/2032 (a)	593	593
1.390% due 09/25/2032 (a)	226	226
Mortgage Lenders Network Home Equity Loan Trust
6.605% due 07/25/2029	131	139
NationsCredit Grantor Trust
6.750% due 08/15/2013	39	41
New Century Home Equity Loan Trust
1.370% due 07/25/2030 (a)	228	229
1.441% due 09/20/2031 (a)	291	292
Nextcard Credit Card Master Note Trust
2.743% due 12/15/2006 (a)	700	333
Novastar Home Equity Loan
1.480% due 05/25/2033 (a)	109	109
NPF XII, Inc.
2.270% due 03/01/2004 (a)(d)(k)	2,000	46
Ocwen Mortgage Loan Asset-Backed Certificates
1.790% due 05/25/2029 (a)	55	55
1.770% due 03/25/2031 (a)	1,896	1,900
Onyx Acceptance Grantor Trust
4.070% due 04/15/2009	735	761
Option One Mortgage Loan Trust
1.370% due 05/25/2029 (a)	236	236
1.340% due 08/20/2030 (a)	78	78
1.380% due 09/25/2030 (a)	2	2
1.340% due 12/25/2030 (a)	136	136
1.350% due 08/25/2031 (a)	31	31
1.360% due 06/25/2032 (a)	88	88
1.660% due 10/12/2032 (a)	2,000	2,000
Origen Manufactured Housing
7.650% due 03/15/2032	2,000	2,023
5.700% due 01/15/2035	2,000	2,011
Provident Bank Home Equity Loan Trust
7.180% due 04/25/2013	46	46
Providian Master Trust
7.490% due 08/17/2009	3,500	3,549
Quest Trust
2.790% due 07/20/2034 (a)	500	507
Renaissance Home Equity Loan Trust
3.000% due 09/25/2004 (c)	146,095	1,648
1.890% due 08/25/2032 (a)	2,000	2,008
1.290% due 03/25/2033	978	978
1.710% due 03/25/2033	313	315
Residential Asset Mortgage Products, Inc.
8.360% due 06/25/2030	659	693
1.450% due 04/25/2033 (a)	98	98
Residential Asset Securities Corp.
6.415% due 07/25/2030	112	117
7.505% due 10/25/2030	329	347
1.320% due 09/25/2031 (a)	186	186
1.320% due 09/25/2031 (a)	225	225
1.640% due 09/25/2031 (a)	1,000	1,002
1.410% due 05/25/2032 (a)	95	95
1.380% due 06/25/2033 (a)	574	576
Residential Funding Mortgage Securities II, Inc.
8.350% due 03/25/2025	500	531
1.380% due 01/25/2033 (a)	215	215
1.192% due 02/25/2033	69	69
Salomon Brothers Mortgage Securities VII, Inc.
2.240% due 04/25/2029 (a)	2,000	2,023
Saxon Asset Securities Trust
1.340% due 03/25/2032 (a)	191	191
SLM Student Loan Trust
1.547% due 01/25/2010 (a)	62	62
Structured Asset Investment Loan Trust
6.000% due 03/25/2005 (c)	2,127	98
1.210% due 05/25/2033	374	375
Structured Asset Securities Corp.
3.375% due 08/25/2031	133	132
Structured Settlements Fund
7.250% due 12/20/2008	702	746
Terwin Mortgage Trust
19.500% due 06/25/2033 (c)	2,550	650
1.670% due 09/25/2033 (a)	1,094	1,094
Truman Capital Mortgage Loan Trust
1.570% due 11/25/2031	173	173
2.240% due 11/25/2032 (a)	1,677	1,677
UCFC Home Equity Loan
6.870% due 07/15/2029	155	162
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	790
Union Acceptance Corp.
4.590% due 07/08/2008	350	361
Vanderbilt Mortgage Finance
7.900% due 02/07/2026	1,200	1,299
WFS Financial Owner Trust
1.290% due 08/20/2007 (a)	125	125
WMC Mortgage Loan Pass-Through Certificates
1.640% due 03/20/2023 (a)	311	311

Total Asset-Backed Securities (Cost $146,661)		144,311

SHORT-TERM INSTRUMENTS 3.0%

Commercial Paper 1.9%
HBOS Treasury Services PLC
1.035% - 1.040% due 06/29/2004 - 06/30/2004	4,000	3,990

		3,990

Repurchase Agreement 0.4%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.500% due 07/15/2005 valued at $919. Repurchase proceeds are $898.)	898	898

U.S. Treasury Bills 0.7%
0.984% due 06/03/2004 - 06/17/2004 (b)(e)(g)	1,510	1,507

Total Short-Term Instruments (Cost $6,395)		6,395

Total Investments 107.8% (Cost $229,118)		$227,740

Written Options (i) (0.4%) (Premiums $566)		(871)

Other Assets and Liabilities (Net) (7.4%)		(15,663)

Net Assets 100.0%		$211,206

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Interest only security.
(d)	Security is in default.
(e)	Securities with an aggregate market value of $509 have been segregated with the custodian to cover margin requirements for the following open futures contracts at:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

Eurodollar March
Long Futures	03/2005	53	$35
Eurodollar June
Long Futures	06/2005	53	44
Eurodollar September
Long Futures	09/2005	53	49
Eurodollar December
Long Futures	12/2005	53	54

			$182

(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2007	$48,200	$843
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2009	10,700	489
Receive a fixed rate equal to 5.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2014	18,000	889

		$2,221

(g)	Securities with an aggregate market value of $749 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(h)	A reverse repurchase agreement was entered into on 03/19/2004 paying interest at 1.140%. The following security was segregated as collateral for the reverse repurchase agreement:

Type	Maturity	Value

GSRPM Mortgage Loan Trust 1.790%	01/25/2032	$4,021

30	Annual Report | 03.31.04 | See accompanying notes

(i)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.000	%**	01/07/2005	$10,700	$238	$645
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	01/07/2005	10,700	239	11
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	3,000	89	215

						$566	$871

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(j)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Sears Mortgage Securities	03/13/2002	$46	$48	0.02%

(k)	The aggregate value of fair valued securities is $1,362, which is 0.64% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 03.31.04 | Annual Report	31

Schedule of Investments

Emerging Markets Portfolio

March 31, 2004

	Principal Amount (000s)		Value (000s)

BRAZIL 24.9%
Republic of Brazil
2.000% due 04/15/2006 (a)		$38,854$	38,152
3.062% due 04/15/2006 (a)		62,403	61,275
11.500% due 03/12/2008		9,620	10,943
2.062% due 04/15/2009 (a)		8,231	7,753
2.187% due 04/15/2009 (a)		11,149	10,501
14.500% due 10/15/2009		1,830	2,343
9.250% due 10/22/2010		5,305	5,517
10.000% due 08/07/2011		9,658	10,295
11.000% due 01/11/2012		2,295	2,567
2.062% due 04/15/2012 (a)		21,830	19,240
8.000% due 04/15/2014		1,539	1,511
12.750% due 01/15/2020		150	184
2.125% due 04/15/2024 (a)		370	307
6.000% due 04/15/2024 (a)		1,043	903
8.875% due 04/15/2024		6,010	5,529
10.125% due 05/15/2027		6,094	6,198
12.250% due 03/06/2030		4,910	5,867
8.250% due 01/20/2034		8,190	7,002
11.000% due 08/17/2040		112,022	120,200

Total Brazil (Cost $295,576)			316,287

BULGARIA 0.9%
Republic of Bulgaria
2.000% due 07/28/2012 (a)		10,610	10,501
2.000% due 07/28/2024 (a)		1,000	1,002

Total Bulgaria (Cost $11,394)			11,503

CAYMAN ISLANDS 0.2%
Korea Asset Funding Ltd.
3.200% due 02/10/2009 (a)		720	720
Petrobas International Finance Co.
9.125% due 02/01/2007		1,075	1,209

Total Cayman Islands (Cost $1,812)			1,929

CHILE 2.5%
Republic of Chile
5.625% due 07/23/2007		1,425	1,553
6.875% due 04/28/2009		3,580	4,097
7.125% due 01/11/2012		17,560	20,507
5.500% due 01/15/2013		5,330	5,646

Total Chile (Cost $30,219)			31,803

CHINA 0.1%
Republic of China
6.800% due 05/23/2011		1,000	1,172

Total China (Cost $1,133)			1,172

CROATIA (d)(e) 2.8%
Republic of Croatia
7.000% due 03/28/2005	EC	2,000	2,565
4.562% due 07/31/2006 (a)		$6,454	6,455
2.000% due 07/31/2010 (a)		27,034	27,006

Total Croatia (Cost $35,172)			36,026

GUATEMALA 1.1%
Republic of Guatemala
9.250% due 08/01/2013		11,905	13,842

Total Guatemala (Cost $12,000)			13,842

MALAYSIA 3.3%
Petroliam Nasional
7.750% due 08/15/2015		9,100	11,029
Petronas Capital Ltd.
7.000% due 05/22/2012		2,260	2,609
7.875% due 05/22/2022		1,490	1,784
Republic of Malaysia
7.500% due 07/15/2011		22,190	26,730

Total Malaysia (Cost $40,768)			42,152

MEXICO 9.8%
Banco Mercantil del Norte S.A.
5.875% due 02/17/2014		3,280	3,359
Pemex Project Funding Master Trust
9.125% due 10/13/2010		420	517
8.000% due 11/15/2011		3,600	4,207
7.375% due 12/15/2014		510	570
8.625% due 02/01/2022		4,270	4,953
Petroleos Mexicanos
9.500% due 09/15/2027		6,850	8,562
United Mexican States
1.992% due 03/25/2005 (a)		1,250	1,216
8.625% due 03/12/2008		1,715	2,052
10.375% due 02/17/2009		320	413
9.875% due 02/01/2010		370	477
8.375% due 01/14/2011		4,480	5,457
7.500% due 01/14/2012		7,000	8,155
6.375% due 01/16/2013		1,250	1,357
11.375% due 09/15/2016		310	470
8.125% due 12/30/2019		8,090	9,627
8.000% due 09/24/2022		6,615	7,657
8.300% due 08/15/2031		42,645	50,214
7.500% due 04/08/2033		9,775	10,679
United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)		68,302	342
0.000% due 06/30/2005 (a)		68,302	1,366
0.000% due 06/30/2006 (a)		59,624	894
0.000% due 06/30/2007 (a)		88,675	887

Total Mexico (Cost $112,594)			123,431

MOROCCO 0.1%
Kingdom of Morocco
2.562% due 01/01/2009 (a)		912	894

Total Morocco (Cost $863)			894

PANAMA 5.0%
Republic of Panama
8.250% due 04/22/2008		150	169
9.625% due 02/08/2011		475	568
9.375% due 07/23/2012		5,030	5,973
10.750% due 05/15/2020		2,765	3,505
9.375% due 01/16/2023		39,065	44,241
8.875% due 09/30/2027		3,066	3,342
9.375% due 04/01/2029		5,425	6,212

Total Panama (Cost $59,254)			64,010

PERU 6.1%
Republic of Peru
9.125% due 01/15/2008		8,385	9,789
9.125% due 02/21/2012		49,001	55,739
9.875% due 02/06/2015		975	1,150
4.500% due 03/07/2017 (a)		3,581	3,180
5.000% due 03/07/2017 (a)		$6,400	$5,975
8.750% due 11/21/2033		2,000	2,022

Total Peru (Cost $71,975)			77,855

QATAR 0.2%
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437% due 09/15/2009		2,750	2,778

Total Qatar (Cost $2,750)			2,778

RUSSIA 17.4%
Russian Federation
8.750% due 07/24/2005		18,950	20,479
5.000% due 03/31/2030 (a)		194,875	195,655
5.000% due 03/31/2030		5,000	5,031

Total Russia (Cost $218,874)			221,165

SOUTH AFRICA (d)(e) 4.5%
Republic of South Africa
9.125% due 05/19/2009		1,035	1,280
7.375% due 04/25/2012		220	257
5.250% due 05/16/2013	EC	38,465	47,238
8.500% due 06/23/2017		$6,675	8,371

Total South Africa (Cost $52,007)			57,146

TUNISIA (d)(e) 6.0%
Banque Centrale De Tunisie
7.500% due 09/19/2007		8,722	9,942
7.500% due 08/06/2009	EC	6,500	9,197
1.000% due 04/07/2011		450	551
7.375% due 04/25/2012		$43,723	51,047
8.250% due 09/19/2027		4,200	4,914

Total Tunisia (Cost $70,205)			75,651

UKRAINE 2.1%
Republic of Ukraine
11.000% due 03/15/2007 (a)		5,448	6,121
6.875% due 03/04/2011		8,650	8,888
7.650% due 06/11/2013 (a)		7,600	7,968
7.650% due 06/11/2013		3,370	3,530

Total Ukraine (Cost $25,995)			26,507

UNITED STATES 0.9%
Pemex Project Funding Master Trust
7.875% due 02/01/2009		550	637
2.920% due 10/15/2009 (a)		10,580	11,049

Total United States (Cost $11,469)			11,686

VENEZUELA 0.0%
Republic of Venezuela Oil Linked Payment Obligation
0.000% due 04/15/2020 (a)		5	0

Total Venezuela (Cost $0)			0

32	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 36.3%

Commercial Paper 34.6%
Anz (Delaware), Inc.
1.035% due 06/10/2004	$10,400	$10,379
Barclays U.S. Funding Corp.
1.060% due 04/06/2004	8,700	8,699
1.030% due 05/21/2004	8,500	8,488
Danske Corp.
1.030% due 04/14/2004	30,000	29,989
1.025% due 05/19/2004	2,000	1,997
1.025% due 06/18/2004	800	798
1.025% due 06/21/2004	5,500	5,487
European Investment Bank
1.015% due 06/15/2004	3,200	3,193
Fannie Mae
1.000% due 04/14/2004	30,000	29,989
1.020% due 05/05/2004	6,100	6,094
1.020% due 05/12/2004	400	399
1.000% due 05/19/2004	7,600	7,590
1.010% due 05/26/2004	2,200	2,197
1.010% due 06/02/2004	11,900	11,879
1.000% due 06/23/2004	19,700	19,653
1.010% due 07/01/2004	12,200	12,168
1.030% due 07/01/2004	12,200	12,168
Federal Home Loan Bank
1.020% due 04/16/2004	30,000	29,987
1.005% due 04/28/2004	20,000	19,985
Freddie Mac
1.000% due 04/13/2004	24,400	24,392
1.020% due 05/04/2004	15,000	14,986
1.010% due 05/25/2004	5,400	5,392
General Electric Capital Corp.
1.110% due 04/07/2004	19,600	19,596
HBOS Treasury Services PLC
1.115% due 04/13/2004	8,500	8,497
1.105% due 04/15/2004	8,000	7,996
1.030% due 06/24/2004	2,100	2,095
1.040% due 06/30/2004	19,380	19,330
Rabobank USA Financial Corp.
1.025% due 04/22/2004	20,000	19,988
1.045% due 06/15/2004	1,200	1,197
Royal Bank of Scotland PLC
1.035% due 05/10/2004	20,000	19,978
Toyota Motor Credit Corp.
1.040% due 06/15/2004	4,300	4,291
UBS Finance, Inc.
1.030% due 06/07/2004	12,000	11,977
1.020% due 06/16/2004	100	100
1.020% due 06/24/2004	11,100	11,073
1.020% due 06/28/2004	14,900	14,862
Westpac Capital Corp.
1.030% due 07/08/2004	12,500	12,464
Westpac Trust Securities NZ Ltd.
1.030% due 04/27/2004	20,000	19,985

		439,338

Repurchase Agreement 0.4%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $4,782. Repurchase proceeds are $4,684.)	4,684	4,684

U.S. Treasury Bills 1.3%
1.006% due 06/03/2004 - 06/17/2004 (b)	15,915	15,880

Total Short-Term Instruments (Cost $459,911)		459,902

Total Investments 124.2% (Cost $1,513,971)		$1,575,739

Other Assets and Liabilities (Net) (24.2%)		(306,531)

Net Assets 100.0%		$1,269,208

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation / (Depreciation)

Receive a fixed rate equal to 1.450% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Bulgaria floating rate based on 6-month LIBOR plus 0.8125% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2004	$1,000	$18
Receive a fixed rate equal to 7.850% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: Goldman Sachs & Co. Exp. 05/09/2004	7,000	52
Receive a fixed rate equal to 0.800% and the Portfolio will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	1,500	(6)
Receive a fixed rate equal to 1.050% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	5,000	5
Receive a fixed rate equal to 1.200% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	1,000	1
Receive a fixed rate equal to 1.750% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	3,000	6
Receive a fixed rate equal to 0.710% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/18/2004	7,500	3
Receive a fixed rate equal to 0.980% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 11/20/2004	15,900	30
Receive a fixed rate equal to 0.950% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	1,750	3
Receive a fixed rate equal to 1.080% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	2,750	7
Receive a fixed rate equal to 16.500% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	5,000	590
Receive a fixed rate equal to 1.250% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	3,400	29
Receive a fixed rate equal to 1.300% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	3,000	27
Receive a fixed rate equal to 1.310% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	3,500	32
Receive a fixed rate equal to 1.060% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	3,000	8
Receive a fixed rate equal to 0.700% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	1,300	(4)

See accompanying notes | 03.31.04 | Annual Report	33

Schedule of Investments (Cont.)

Emerging Markets Portfolio

March 31, 2004

Receive a fixed rate equal to 1.650% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	$1,500	$18
Receive a fixed rate equal to 0.730% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	4,000	18
Receive a fixed rate equal to 1.700% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,500	31
Receive a fixed rate equal to 1.800% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	3,000	42
Receive a fixed rate equal to 27.750% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 11/04/2007	3,650	2,623
Receive a fixed rate equal to 1.280% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	3,100	21
Receive a fixed rate equal to 8.250% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Counterparty: Credit Suisse First Boston Exp. 03/11/2009	30,000	3,003
Receive a fixed rate equal to 2.840% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/04/2013	18,000	1,584
Receive a fixed rate equal to 2.800% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Credit Suisse First Boston Exp. 01/16/2013	6,000	510
Receive a fixed rate equal to 2.450% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 04/08/2013	5,300	319
Receive a fixed rate equal to 2.800% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Citibank N.A., New York Exp. 11/15/2013	9,500	217
Receive a fixed rate equal to 2.740% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 11/18/2013	10,000	184
Receive a fixed rate equal to 2.310% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	1,350	(19)
Receive a fixed rate equal to 2.320% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/21/2014	10,700	(140)

		$9,212

(d)	Foreign forward currency contracts outstanding at March 31, 2004: Principal

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	BR	2,673	04/2004	$11	$0	$11
Buy		6,243	05/2004	9	0	9
Buy		2,550	06/2004	3	0	3
Buy	CP	169,675	04/2004	3	0	3
Buy		517,735	05/2004	0	(2)	(2)
Buy		515,117	06/2004	0	(7)	(7)
Sell	EC	46,370	04/2004	346	0	346
Buy	H$	7,788	04/2004	0	0	0
Buy		7,777	05/2004	0	0	0
Buy		6,608	06/2004	0	0	0
Buy	KW	1,161,000	04/2004	10	0	10
Buy		11,731,829	05/2004	151	0	151
Buy		1,003,000	06/2004	19	0	19
Buy	MP	55,642	04/2004	147	0	147
Sell		55,642	04/2004	106	0	106
Buy		11,093	05/2004	0	(14)	(14)
Buy		9,529	06/2004	0	(6)	(6)
Buy	IR	57,655	06/2004	49	0	49
Buy	CY	23,979	09/2004	2	(38)	(36)
Buy	PN	3,470	05/2004	1	0	1
Buy		2,957	06/2004	2	0	2
Buy	RR	28,460	04/2004	0	(3)	(3)
Buy		28,510	05/2004	0	(2)	(2)
Buy		24,259	06/2004	0	(1)	(1)
Buy	S$	1,688	04/2004	8	0	8
Buy		1,691	05/2004	9	0	9
Buy		1,449	06/2004	15	0	15
Buy	SV	32,938	05/2004	3	0	3
Buy		28,416	06/2004	12	0	12
Buy	SR	6,718	05/2004	54	0	54
Buy		5,830	06/2004	60	0	60
Buy	T$	33,119	05/2004	7	0	7
Buy		28,228	06/2004	8	0	8

				$1,035	$(73)	$962

(e)	Principal amount denoted in indicated currency:

BR	- Brazilian Real
CP	- Chilean Peso
EC	- Euro
H$	- Hong Kong Dollar
KW	- South Korean Won
MP	- Mexican Peso
IR	- Indian Rupee
CY	- Chinese Yuan Renminbi
PN	- Peruvian New Sol
RR	- Russian Ruble
S$	- Singapore Dollar
SV	- Slovakian Koruna
SR	- South Africa Rand
T$	- Taiwan Dollar

34	Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

High Yield Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 89.2%

Banking & Finance 14.2%
Bluewater Finance Ltd.
10.250% due 02/15/2012	$1,075	$1,123
Bombardier Capital, Inc.
7.090% due 03/30/2007 (h)	1,000	1,097
FINOVA Group, Inc.
7.500% due 11/15/2009	1,690	1,052
Forest City Enterprises, Inc.
7.625% due 06/01/2015	700	759
JET Equipment Trust
10.000% due 06/15/2012 (a)	600	460
7.630% due 08/15/2012 (a)	403	326
JSG Funding PLC
9.625% due 10/01/2012	900	1,021
Mizuho Preferred Capital Co.
8.790% due 12/29/2049 (b)	1,000	1,135
9.870% due 12/31/2049 (b)	1,950	2,296
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	1,500	1,324
7.250% due 02/15/2011	1,050	908
Rotech Healthcare, Inc.
9.500% due 04/01/2012	1,100	1,188
Simmons Co.
5.125% due 06/19/2012	2,000	2,002
Targeted Return Index Securities Trust
0.808% due 05/15/2013 (b)	7,416	8,231
Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049 (b)	60	71
Universal City Development Partners
11.750% due 04/01/2010	700	818
Ventas Capital Corp.
8.750% due 05/01/2009	1,250	1,422

		25,233

Industrials 59.9%
Abitibi-Consolidated, Inc.
6.950% due 12/15/2006	500	523
5.250% due 06/20/2008	100	98
6.000% due 06/20/2013	850	798
8.850% due 08/01/2030	525	536
AEC Ironwood LLC
8.857% due 11/30/2025	170	186
Alderwoods Group, Inc.
12.250% due 01/02/2009	800	900
Allied Waste North America, Inc.
10.000% due 08/01/2009	982	1,058
9.250% due 09/01/2012	2,500	2,856
American Media Operations, Inc.
10.250% due 05/01/2009	1,450	1,526
American Tower Escrow
0.000% due 08/01/2008	1,150	814
AmeriGas Partners LP
8.830% due 04/19/2010	1,356	1,515
ArvinMeritor, Inc.
6.625% due 06/15/2007	800	834
Boyd Gaming Corp.
7.750% due 12/15/2012	700	752
Cadmus Communications Corp.
9.750% due 06/01/2009	850	903
Canwest Media, Inc.
10.625% due 05/15/2011	650	741
CCO Holdings LLC
8.750% due 11/15/2013	1,000	1,025
Chesapeake Energy Corp.
8.125% due 04/01/2011	129	143
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	400	409
Coastal Corp.
7.500% due 08/15/2006	350	329
7.750% due 10/15/2035	450	351
Commonwealth Brands, Inc.
9.750% due 04/15/2008	1,000	1,095
Community Health Systems, Inc.
10.000% due 03/13/2007	1,500	1,758
Continental Airlines, Inc.
7.056% due 09/15/2009	1,500	1,536
Corning, Inc.
5.900% due 03/15/2014	200	199
Crown Castle International Corp.
10.750% due 08/01/2011	890	1,001
Crown European Holdings S.A.
9.500% due 03/01/2011	800	902
10.875% due 03/01/2013	700	819
CSC Holdings, Inc.
7.875% due 12/15/2007	500	540
7.250% due 07/15/2008	250	265
8.125% due 07/15/2009	250	270
8.125% due 08/15/2009	1,000	1,080
6.750% due 04/15/2012	500	500
Delhaize America, Inc.
8.125% due 04/15/2011	1,000	1,155
Dex Media West LLC
8.500% due 08/15/2010	475	526
9.875% due 08/15/2013	500	557
DirecTV Holdings LLC
8.375% due 03/15/2013	1,425	1,632
Dresser, Inc.
9.375% due 04/15/2011	700	766
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	1,200	1,284
Dura Operating Corp.
8.625% due 04/15/2012	725	776
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	625	597
7.670% due 11/08/2016	850	770
Dynegy Holdings, Inc.
9.875% due 07/15/2010	200	218
10.125% due 07/15/2013	475	524
El Paso Corp.
7.625% due 09/01/2008	400	356
7.875% due 06/15/2012	2,750	2,475
7.375% due 12/15/2012	750	649
Evergreen Resources, Inc.
5.875% due 03/15/2012	500	507
EXCO Resources, Inc.
7.250% due 01/15/2011	1,100	1,141
Extended Stay America, Inc.
9.875% due 06/15/2011	1,000	1,180
Extendicare Health Services
9.350% due 12/15/2007	1,050	1,089
Ferrellgas Partners LP
6.990% due 08/01/2005	1,000	1,044
Fimep S.A.
10.500% due 02/15/2013	200	239
Fresenius Medical Care
7.875% due 06/15/2011	100	111
Georgia-Pacific Corp.
9.375% due 02/01/2013	200	236
8.000% due 01/15/2014	1,000	1,120
9.125% due 07/01/2022	1,400	1,454
Grief Brothers Corp.
8.875% due 08/01/2012	1,000	1,095
Hanover Equipment Trust
8.500% due 09/01/2008	1,450	1,559
HCA, Inc.
6.750% due 07/15/2013	1,000	1,077
Hilton Hotels Corp.
7.625% due 12/01/2012	1,450	1,673
HMH Properties, Inc.
7.875% due 08/01/2008	500	522
Hollinger International Publishing
9.000% due 12/15/2010	950	1,050
Hollinger Participation Trust
12.125% due 11/15/2010 (c)	871	992
Host Marriott LP
9.250% due 10/01/2007	1,300	1,462
Ingles Markets, Inc.
8.875% due 12/01/2011	750	786
Insight Midwest LP
9.750% due 10/01/2009	300	314
10.500% due 11/01/2010	1,000	1,080
Invensys PLC
9.875% due 03/15/2011	500	515
ISP Chemco, Inc.
10.250% due 07/01/2011	950	1,081
ISP Holdings, Inc.
10.625% due 12/15/2009	300	334
Johnsondiversey, Inc.
9.625% due 05/15/2012	600	657
Kappa Beheer BV
10.625% due 07/15/2009	1,200	1,278
L-3 Communications Corp.
6.125% due 07/15/2013	475	493
Leviathan Gas Corp.
10.375% due 06/01/2009	602	641
Mail Well I Corp.
9.625% due 03/15/2012	875	967
Mandalay Resort Group
9.375% due 02/15/2010	1,249	1,494
Mediacom Broadband LLC
11.000% due 07/15/2013	900	968
Merisant Co.
9.500% due 07/15/2013	400	396
MGM Mirage, Inc.
8.375% due 02/01/2011	1,000	1,160
Midwest Generation LLC
8.560% due 01/02/2016	2,150	2,290
Nalco Co.
7.750% due 11/15/2011	775	814
Newpark Resources, Inc.
8.625% due 12/15/2007	1,020	1,046
North American Energy Partners, Inc.
8.750% due 12/01/2011	250	252
Nova Chemicals Ltd.
6.500% due 01/15/2012	1,200	1,254
Owens-Brockway Glass Container, Inc.
8.750% due 11/15/2012	1,400	1,530
8.250% due 05/15/2013	400	414
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	358	422
PanAmSat Corp.
8.500% due 02/01/2012	1,400	1,470
Park Place Entertainment Corp.
8.875% due 09/15/2008	28	32
7.875% due 03/15/2010	200	224
7.000% due 04/15/2013	1,300	1,424
Peabody Energy Corp.
6.875% due 03/15/2013	1,150	1,248
Primedia, Inc.
8.000% due 05/15/2013	750	754
Quebecor Media, Inc.
11.125% due 07/15/2011	700	807
Qwest Communications International
7.250% due 02/15/2011	425	407
7.500% due 02/15/2014	425	403
Roundy’s, Inc.
8.875% due 06/15/2012	1,400	1,547
Royal Caribbean Cruises Ltd.
8.750% due 02/02/2011	625	734
Safety-Kleen Corp.
9.250% due 06/01/2008 (a)	6,016	15
9.250% due 05/15/2009 (a)	2,958	266
Six Flags, Inc.
9.750% due 04/15/2013	1,000	1,068
SPX Corp.
9.400% due 06/14/2005	1,000	1,055

See accompanying notes | 03.31.04 | Annual Report	35

Schedule of Investments (Cont.)

High Yield Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	$850	$929
7.875% due 05/01/2012	450	511
Station Casinos, Inc.
6.000% due 04/01/2012	300	303
6.500% due 02/01/2014	325	329
Tenet Healthcare Corp.
6.375% due 12/01/2011	850	740
6.500% due 06/01/2012	450	390
7.375% due 02/01/2013	1,350	1,225
Tenneco Automotive, Inc.
10.250% due 07/15/2013	450	520
10.250% due 07/15/2013	375	433
Time Warner Telecom, Inc.
9.750% due 07/15/2008	600	560
10.125% due 02/01/2011	450	417
Triad Hospitals, Inc.
7.000% due 11/15/2013	450	464
Trinity Industries, Inc.
6.500% due 03/15/2014	500	503
TRW Automotive, Inc.
9.375% due 02/15/2013	810	936
Tyco International Group S.A.
6.750% due 02/15/2011	825	920
U.S. Airways, Inc.
9.625% due 09/01/2003 (a)	662	208
9.330% due 01/01/2006	150	39
United Airlines, Inc.
7.730% due 07/01/2010	1,000	903
7.186% due 04/01/2011	589	537
7.783% due 01/01/2014	212	190
Vintage Petroleum, Inc.
8.250% due 05/01/2012	425	480
Westlake Chemical Corp.
8.750% due 07/15/2011	1,000	1,110
Williams Cos., Inc.
8.625% due 06/01/2010	725	801
7.625% due 07/15/2019	1,500	1,530
8.750% due 03/15/2032	1,500	1,598
Young Broadcasting, Inc.
8.500% due 12/15/2008	250	271
8.500% due 12/15/2008	1,000	1,085
10.000% due 03/01/2011	415	446

		106,116

Utilities 15.1%
AES Corp.
8.875% due 02/15/2011	800	858
8.750% due 05/15/2013	1,775	1,961
8.540% due 11/30/2019	1,200	1,297
American Cellular Corp.
10.000% due 08/01/2011	1,275	1,230
Calpine Corp.
8.500% due 07/15/2010	850	786
Cincinnati Bell, Inc.
7.250% due 07/15/2013	400	406
CMS Energy Corp.
9.875% due 10/15/2007	500	554
8.900% due 07/15/2008	900	972
8.500% due 04/15/2011	350	375
IPALCO Enterprises, Inc.
8.625% due 11/14/2011	1,000	1,130
MSW Energy Holdings LLC
7.375% due 09/01/2010	500	530
Nextel Communications, Inc.
9.500% due 02/01/2011	32	37
6.875% due 10/31/2013	225	240
5.950% due 03/15/2014	300	299
7.375% due 08/01/2015	700	761
Northwestern Bell Telephone
6.250% due 01/01/2007	1,000	1,023
NRG Energy, Inc.
8.000% due 12/15/2013	2,025	2,101
PSEG Energy Holdings, Inc.
7.750% due 04/16/2007	375	398
8.625% due 02/15/2008	400	434
10.000% due 10/01/2009	200	234
8.500% due 06/15/2011	1,320	1,472
Reliant Resources, Inc.
9.500% due 07/15/2013	800	886
Rogers Wireless Communications, Inc.
6.375% due 03/01/2014	850	868
Rural Cellular Corp.
8.250% due 03/15/2012	900	925
SESI LLC
8.875% due 05/15/2011	950	1,040
South Point Energy Corp.
8.400% due 05/30/2012	828	775
TECO Energy, Inc.
7.500% due 06/15/2010	1,200	1,299
Triton PCS, Inc.
8.500% due 06/01/2013	250	268
Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (h)	1,851	2,059
WorldCom, Inc. - WorldCom Group
7.500% due 05/15/2011 (a)	2,000	645
8.250% due 05/15/2031 (a)	2,850	919

		26,782

Total Corporate Bonds & Notes (Cost $150,738)		158,131

MORTGAGE-BACKED SECURITIES 0.3%

Red Mountain Funding Corp.
9.150% due 11/28/2027	1,210	604

Total Mortgage-Backed Securities (Cost $792)		604

ASSET-BACKED SECURITIES 4.0%

Bombardier Recreational Products, Inc.
4.130% due 12/17/2010	700	705
4.130% due 12/18/2010	300	303
DaVita, Inc.
3.120% due 04/30/2009 (b)	260	263
3.120% due 06/23/2009	260	263
3.160% due 06/23/2009 (b)	437	442
3.162% due 06/23/2009	5	5
3.170% due 06/23/2009	154	156
3.180% due 06/23/2009	437	442
3.212% due 06/23/2009	437	442
Edison Mission Energy
7.000% due 07/02/2006	1,000	1,009
7.000% due 11/19/2006 (b)	1,000	1,009
Qwest Corp.
6.500% due 06/30/2007 (b)	2,000	2,073

Total Asset-Backed Securities (Cost $7,057)		7,112

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 1.3%

El Paso Corp.
5.750% due 03/14/2006	EC 2,000	2,286

Total Foreign Currency-Denominated Issues (Cost $1,594)		2,286

CONVERTIBLE BONDS & NOTES 0.5%

Industrials 0.5%
Dimon, Inc.
6.250% due 03/31/2007	$950	868

Total Convertible Bonds & Notes (Cost $860)		868

	Shares
COMMON STOCKS 0.2%

Dobson Communications Corp.	102,982	$298

Total Common Stocks (Cost $679)		298

CONVERTIBLE PREFERRED STOCK 0.1%

Dobson Communications Corp.
6.000% due 08/19/2016	1,600	182

Total Convertible Preferred Stock (Cost $267)		182

PREFERRED STOCK 1.6%
Cablevision Systems New York Group
11.125% due 04/01/2008	10,500	1,100
Fresenius Medical Care
7.875% due 02/01/2008	1,590	1,737

Total Preferred Stock (Cost $2,603)		2,837

SHORT-TERM INSTRUMENTS 5.0%
	Principal Amount (000s)
Commercial Paper 4.0%
European Investment Bank
1.015% due 05/25/2004	$500	499
General Electric Capital Corp.
1.030% due 06/15/2004	1,000	998
HBOS Treasury Services PLC
1.030% due 06/29/2004	2,100	2,095
1.035% due 06/29/2004	2,200	2,194
Royal Bank of Scotland PLC
1.025% due 06/15/2004	600	599
Svenska Handelsbank, Inc.
1.025% due 05/24/2004	500	499
UBS Finance, Inc.
1.020% due 06/28/2004	300	299

		7,183

Repurchase Agreement 0.3%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/2007 valued at $513. Repurchase proceeds are $500.)	500	500

U.S. Treasury Bills 0.7%
1.001% due 06/03/2004 - 06/17/2004 (d) (e)	1,250	1,248

Total Short-Term Instruments (Cost $8,931)		8,931

Total Investments 102.2% (Cost $173,521)		$181,249

Written Options (g) (0.5%) (Premiums $1,105)		(938)

Other Assets and Liabilities (Net) (1.7%)		(2,972)

Net Assets 100.0%		$177,339

36	Annual Report | 03.31.04 | See accompanying notes

Notes to Schedule of Investments

(amounts in thousands):

(a)	Security is in default.
(b)	Variable rate security.
(c)	Payment in-kind bond security.
(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Securities with an aggregate market value of $1,248 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 1.400% and the Port- folio will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004	$1,500	$6

(g)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.750	%**	07/19/2004	$300	$3	$4
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	300	2	0
Call - OTC 10-Year Interest Rate Swap	International, Ltd.	4.000	%**	10/07/2004	10,000	154	115
Put - OTC 10-Year Interest Rate Swap	International, Ltd.	6.500	%*	10/07/2004	10,000	295	10
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	3,800	90	229
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	31,800	429	33
Call - OTC 7-Year Interest Rate Swap	Wachovia Bank N.A.	5.500	%**	01/07/2005	6,400	132	547

						$1,105	$938

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(h)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Bombardier Capital, Inc.	08/11/2003	$1,008	$1,097	0.62%
Wilmington Trust Co. - Tucson Electric	12/08/2000	1,978	2,059	1.16%

		$2,986	$3,156	1.78%

(i)	Foreign forward currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	783	04/2004	$9	$0	$9
Sell		2,810	04/2004	21	0	21

				$30	$0	$30

(j)	Principal amount denoted in indicated currency:

EC - Euro

See accompanying notes | 03.31.04 | Annual Report	37

Schedule of Investments

International Portfolio

March 31, 2004

	Principal Amount (000s)		Value (000s)

AUSTRALIA 0.3%

Crusade Global Trust
1.452% due 02/15/2030 (a)		$5,211	$5,219
Medallion Trust
1.370% due 07/12/2031 (a)		3,605	3,592
Superannuation Members Home Loans Global Fund
1.365% due 06/15/2026 (a)		279	280

Total Australia (Cost $9,216)			9,091

CAYMAN ISLANDS (h)(i) 0.8%
AIG SunAmerica Institutional Funding II
1.200% due 01/26/2005	JY	868,000	8,410
MBNA Master Credit Card Trust
2.206% due 10/19/2006 (a)	EC	8,400	10,326
Redwood Capital Ltd.
3.462% due 01/01/2006 (a)		$3,700	3,717
SHL Corp. Ltd.
0.751% due 12/25/2024 (a)	JY	91,071	875

Total Cayman Islands (Cost $23,441)			23,328

CROATIA (h)(i) 0.1%

Republic of Croatia
7.000% due 03/28/2005	EC	1,840	2,360
2.000% due 07/31/2006 (a)		$344	344
2.000% due 07/31/2010 (a)		1,773	1,771

Total Croatia (Cost $3,864)			4,475

DENMARK (h)(i) 0.0%

BG Bank
3.270% due 11/24/2007 (a)	EC	700	865

Total Denmark (Cost $657)			865

FRANCE (h)(i) 10.4%

Axa S.A.
3.750% due 01/01/2017	EC	1,357	2,031
Republic of France
5.250% due 04/25/2008		106,000	142,095
3.000% due 07/12/2008		149,000	183,673

Total France (Cost $322,151)			327,799

GERMANY (h)(i) 7.3%

Republic of Germany
3.250% due 09/24/2004	EC	1,710	2,115
5.000% due 02/17/2006		3,800	4,910
4.500% due 08/18/2006		21,600	27,893
6.000% due 01/04/2007		9,900	13,310
4.500% due 07/04/2009		36,900	48,271
5.250% due 07/04/2010		51,900	70,445
5.000% due 07/04/2012		29,200	39,014
5.625% due 01/04/2028		2,650	3,671
6.250% due 01/04/2030		14,900	22,454

Total Germany (Cost $225,883)			232,083

IRELAND (h)(i) 0.1%

Fennica PLC
2.460% due 05/20/2054 (a)	EC	2,300	2,834

Total Ireland (Cost $1,964)			2,834

ITALY (h)(i) 4.9%

Findomestic Securitization Vehicle SRL
2.340% due 12/20/2008 (a)	EC	12,050	$14,817
First Italian Auto Transaction
2.406% due 07/01/2008 (a)		5,890	7,242
Republic of Italy
5.000% due 05/01/2008		100,000	132,708

Total Italy (Cost $147,320)			154,767

JAPAN (h)(i) 0.0%

Citigroup, Inc.
0.247% due 12/09/2004 (a)(j)	JY	100,000	957

Total Japan (Cost $950)			957

MEXICO 0.0%

United Mexican States
8.300% due 08/15/2031		$900	1,060

Total Mexico (Cost $835)			1,060

NEW ZEALAND (h)(i) 0.3%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,417	7,944

Total New Zealand (Cost $4,841)			7,944

SPAIN (h)(i) 0.4%

Hipotebansa Mortgage Securitization Fund
2.220% due 01/18/2018 (a)	EC	2,431	2,985
2.200% due 07/18/2022 (a)		7,222	8,842

Total Spain (Cost $8,620)			11,827

SUPRANATIONAL (h)(i) 0.1%

European Investment Bank
5.500% due 12/07/2009	BP	2,300	4,352

Total Supranational (Cost $3,315)			4,352

TUNISIA (h)(i) 0.1%

Banque Centrale De Tunisie
7.500% due 08/06/2009	EC	1,800	2,547

7.375% due 04/25/2012		$500	584

Total Tunisia (Cost $2,326)			3,131

UNITED KINGDOM (h)(i) 1.7%

Bauhaus Securities Ltd.
2.398% due 10/30/2052 (a)	EC	12,569	15,450
Haus Ltd.
2.347% due 12/14/2037 (a)		17,920	22,092
Holmes Funding PLC
2.340% due 11/15/2004		2,500	3,077
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		5,250	7,730
Ocwen Mortgage Loan Trust
2.605% due 12/15/2031 (a)		1,091	1,342
Originated Mortgage Loans
4.560% due 04/15/2032 (a)	BP	605	1,111
RMAC PLC
4.670% due 09/12/2041 (a)		290	527
United Kingdom Gilt
8.500% due 12/07/2005		2,600	5,094

Total United Kingdom (Cost $40,758)			56,423

UNITED STATES (h)(i) 0.9%

Asset-Backed Securities 0.1%
Advanta Mortgage Loan Trust
1.465% due 11/25/2029 (a)		$79	$79
AFC Home Equity Loan Trust
1.310% due 03/25/2027 (a)		119	119
Amortizing Residential Collateral Trust
1.350% due 09/25/2030 (a)		8	8
Argent Securities, Inc.
1.340% due 03/25/2034 (a)		2,167	2,169
Conseco Finance Securitizations Corp.
1.460% due 10/15/2031 (a)		54	54
MLCC Mortgage Investors, Inc.
1.470% due 03/15/2025 (a)		61	61
Providian Home Equity Loan Trust
1.380% due 06/25/2025 (a)		31	31

			2,521

Corporate Bonds & Notes 0.7%

Ford Motor Credit Co.
2.995% due 10/25/2004 (a)		900	906
1.560% due 06/30/2005 (a)		2,800	2,787
General Motors Acceptance Corp.
6.875% due 09/09/2004	BP	5,350	9,869
Kroger Co.
5.500% due 02/01/2013		$100	105
Procter & Gamble Co.
1.500% due 12/07/2005	JY	1,000,000	9,818

			23,485

Mortgage-Backed Securities 0.1%

Bear Stearns Adjustable Rate Mortgage Trust
6.747% due 02/25/2031 (a)		$661	662
5.983% due 06/25/2032 (a)		58	59
Citicorp Mortgage Securities, Inc.
6.500% due 03/25/2029		86	87
Washington Mutual Mortgage Securities Corp.
2.744% due 12/25/2040 (a)		450	452
3.650% due 01/25/2041 (a)		1,495	1,485

			2,745

Total United States (Cost $27,623)			28,751

U.S. Government Agencies 2.2%

Fannie Mae
6.000% due 04/15/2034-04/15/2034 (c)		34,028	35,421
6.500% due 05/01/2028-07/01/2031 (c)		1,880	1,975
7.000% due 01/01/2005-09/25/2023 (c)		227	246
8.800% due 01/25/2019		443	488
Freddie Mac
6.500% due 07/15/2028		8,722	9,111
Government National Mortgage Association
4.000% due 04/20/2030-06/20/2030 (a)(c)		10,755	10,916
4.375% due 03/20/2022		186	188
4.375% due 04/20/2022-05/20/2026 (a)(c)		1,558	1,585
4.625% due 11/20/2022-11/20/2024 (a)(c)		2,559	2,627
4.750% due 08/20/2022-09/20/2026 (a)(c)		1,941	1,986
7.500% due 09/15/2025-12/15/2030 (c)		3,929	4,312
8.500% due 07/15/2008-07/15/2030 (c)		178	194

Total U.S. Government Agencies (Cost $67,647)			69,049

38	Annual Report | 03.31.04 | See accompanying notes

	# of contracts		Value (000s)

PURCHASED CALL OPTIONS 5.3%

Euro-Bobl 5-Year Note June Futures (OTC)
Strike @ 107.000
Exp. 04/22/2004		1,000	$7,251
Euro-Bobl 5-Year Note June Futures (OTC)
Strike @ 106.200
Exp. 04/22/2004		19,501	160,564

Total Purchased Call Options (Cost $139,047)			167,815

SHORT-TERM INSTRUMENTS (h)(i) 77.6%

	Principal Amount (000s)

Certificates of Deposit 3.2%
Chase Manhattan Bank USA
1.030% due 04/15/2004		$30,000	30,000
1.030% due 05/28/2004		19,800	19,800
Citibank New York N.A.
1.040% due 05/05/2004		11,900	11,900
1.040% due 05/24/2004		36,800	36,800
1.040% due 06/04/2004		4,300	4,300

			102,800

Commercial Paper 62.9%
Danske Corp.
1.030% due 05/11/2004		20,000	19,977
Euopean Investment Bank
1.020% due 05/10/2004		20,000	19,978
Fannie Mae
1.020% due 05/05/2004		47,000	46,955
1.005% due 05/19/2004		44,235	44,176
1.000% due 05/26/2004		77,500	77,382
1.010% due 06/02/2004		30,000	29,946
1.050% due 06/15/2004		4,000	3,991
1.000% due 06/23/2004		29,100	29,030
1.010% due 06/23/2004		31,400	31,325
1.015% due 06/30/2004		31,500	31,418
1.020% due 06/30/2004		25,200	25,134
1.000% due 07/01/2004		31,800	31,716
1.010% due 07/20/2004		5,200	5,183
Federal Home Loan Bank
1.000% due 04/01/2004		72,400	72,400
1.000% due 04/21/2004		70,000	69,961
1.010% due 04/23/2004		30,000	29,982
1.005% due 04/28/2004		1,500	1,499
1.000% due 05/26/2004		49,300	49,225
Freddie Mac
1.000% due 04/20/2004		16,400	16,391
1.015% due 05/11/2004		40,000	39,955
1.000% due 05/25/2004		9,400	9,386
1.005% due 05/25/2004		25,200	25,162
General Electric Capital Corp.
1.090% due 04/13/2004		25,000	24,991
1.030% due 04/26/2004		20,000	19,986
GlaxoSmithKline Finance PLC
1.020% due 04/26/2004		10,000	9,993
HBOS Treasury Services PLC
1.050% due 04/08/2004		30,000	29,994
1.060% due 04/22/2004		12,000	11,993
1.040% due 05/07/2004		15,000	14,984
Kingdom of Belgium
0.000% due 07/15/2004	EC	200,200	245,277
Kingdom of Spain
0.000% due 08/20/2004		183,000	223,965
0.000% due 02/18/2005		100,000	121,693
Nestle Capital Corp.
1.020% due 05/10/2004		$30,000	29,967
Rabobank Netherland NV
1.030% due 04/01/2004		74,500	74,500
Rabobank USA Financial Corp.
1.025% due 04/22/2004		$20,000	$19,988
Republic of France
1.000% due 06/17/2004	EC	60,000	73,570
0.000% due 01/20/2005		85,000	103,536
1.000% due 01/20/2005		75,000	91,355
1.000% due 04/20/2005		21,800	26,476
Royal Bank of Scotland PLC
1.045% due 04/12/2004		$20,000	19,994
1.025% due 05/04/2004		24,600	24,577
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		86,600	86,600
UBS Finance, Inc.
1.020% due 06/23/2004		13,800	13,767
Westpac Capital Corp.
1.040% due 06/08/2004		15,000	14,971

			1,992,349

Repurchase Agreement 0.1%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $3,687. Repurchase proceeds are $3,612.)		3,612	3,612

U.S. Treasury Bills 11.4%
1.011% due 04/15/2004 - 06/17/2004 (c)(d)(f)		361,175	360,703

Total Short-Term Instruments (Cost $2,457,494)			2,459,464

Total Investments 112.5% (Cost $3,487,952)			$3,566,015

Other Assets and Liabilities (Net) (12.5%)			(397,506)

Net Assets 100.0%			$3,168,509

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $5,715 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor June
Long Futures	06/2005	240	$195
Euribor September
Long Futures	09/2005	23	1
Euro-Bobl 5-Year
Note Short Futures	06/2004	523	(845)
Euro-Bund 10-Year
Note Long Futures	06/2004	1,216	2,468
U.S. Treasury 10-Year
Note Long Futures	06/2004	228	338

			$2,157

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2005	BP 26,640	$(133)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/17/2005	166,800	(970)
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2006	11,300	305
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: UBS Warburg LLC Exp. 06/15/2006	10,490	(162)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2006	28,770	(501)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2016	498,900	(7,125)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016	148,800	(4,108)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: UBS Warburg LLC Exp. 03/15/2016	99,600	(1,286)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017	250,000	1,570
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017	250,000	1,556
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017	125,000	619
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	250,000	1,363
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018	33,500	48

See accompanying notes | 03.31.04 | Annual Report	39

Schedule of Investments (Cont.)

International Portfolio

March 31, 2004

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018	BP	29,000	$18
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		75,675	(961)
Receive a fixed rate equal to 3.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/15/2005	EC	1,450,000	11,571
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		2,665,000	28,219
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		1,985,000	13,632
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		1,735,000	17,736
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		996,700	22,133
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		600,000	11,561
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2007		111,000	2,616
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2008		1,330,000	11,424
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2008		160,000	1,754
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		520,000	(2,667)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		90,000	(279)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 4.250%.
Counterparty: Citibank N.A., London Exp. 06/17/2012		421,600	(11,069)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2016	EC	469,300	$2,909
Receive a fixed rate equal to 5.600% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		453,110	4,345
Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2016		75,000	2,958
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		89,200	(1,973)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		400,000	1,441
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2017		650,000	7,171
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Brothers, Inc. Exp. 12/15/2031		8,500	(896)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		96,150	1,188
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		28,800	449
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Counterparty: Goldman Sachs & Co. Exp. 02/08/2006	H$	922,000	(8,010)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.753%.
Counterparty: Goldman Sachs & Co. Exp. 02/08/2006		196,000	(2,053)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 2.000%.
Counterparty: Goldman Sachs & Co. Exp. 02/15/2006		1,220,000	(2,471)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006		1,020,100	(10,550)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		165,000	(2,041)
Receive a fixed rate equal to 5.670% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 02/08/2006		$10,400	$(7)
Receive a fixed rate equal to 5.670% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 02/08/2006		25,200	1,968
Receive a fixed rate equal to 6.790% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 02/15/2006		11,600	(311)
Receive a fixed rate equal to 5.710% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		21,200	1,974
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014		429,800	(13,800)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2024		721,500	(15,079)

			$64,076

(f)	Securities with an aggregate market value of $56,902 have been pledged as collateral for swap and swaption contracts at March 31, 2004.

40	Annual Report | 03.31.04 | See accompanying notes

(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	3.625	05/15/2013	3,800	$3,777	$3,775
U.S. Treasury Note	4.250	08/15/2013	3,100	3,213	3,216

				$6,990	$6,991

(h)	Foreign forward currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	BP	626	04/2004	$0	$(5)	$(5)
Buy	BR	2,081	05/2004	3	0	3
Sell		2,081	05/2004	2	0	2
Buy	C$	211,134	04/2004	2,365	0	2,365
Buy	EC	291,750	04/2004	2,131	(272)	1,859
Sell		1,320,328	04/2004	7,417	(2,294)	5,123
Buy	H$	163,825	04/2004	0	(35)	(35)
Sell		3,925	04/2004	0	0	0
Buy		5,833	05/2004	0	0	0
Sell		5,833	05/2004	0	0	0
Buy		54,452	06/2004	4	0	4
Buy	JY	7,042,658	04/2004	1,239	0	1,239
Buy		84,239,825	05/2004	47,769	0	47,769
Sell		1,599,872	05/2004	0	(402)	(402)
Buy	KW	614,169	04/2004	5	0	5
Buy		815,150	05/2004	8	0	8
Sell		614,169	04/2004	2	0	2
Sell		815,150	05/2004	2	0	2
Sell	N$	14,697	04/2004	0	(88)	(88)
Buy	PN	2,114	05/2004	0	0	0
Sell		2,114	05/2004	0	0	0
Buy	RR	17,247	04/2004	0	(2)	(2)
Sell		17,247	04/2004	0	0	0
Sell		21,383	05/2004	1	0	1
Buy		21,383	05/2004	0	(1)	(1)
Buy	S$	863	04/2004	4	0	4
Sell		863	04/2004	0	0	0
Buy		1,268	05/2004	7	0	7
Sell		1,268	05/2004	1	0	1
Buy	SV	19,236	05/2004	2	0	2
Sell		19,236	05/2004	0	0	0
Buy	SR	3,762	05/2004	30	0	30
Sell		3,762	05/2004	0	0	0
Buy	T$	24,839	05/2004	5	0	5
Sell		24,839	05/2004	0	(1)	(1)

				$60,997	$(3,100)	$57,897

(i)	Principal amount denoted in indicated currency:

BP	- British Pound
BR	- Brazilian Real
C$	- Canadian Dollar
EC	- Euro
H$	- Hong Kong Dollar
JY	- Japanese Yen
KW	- South Korean Won
N$	- New Zealand Dollar
PN	- Peruvian New Sol
RR	- Russian Ruble
S$	- Singapore Dollar
SV	- Slovakian Koruna
SR	- South Africa Rand
T$	- Taiwan Dollar

(j)	The aggregate value of fair valued securities is $957, which is 0.03% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 03.31.04 | Annual Report	41

Schedule of Investments

Investment Grade Corporate Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 91.8%

Banking & Finance 31.8%
AFLAC, Inc.
6.500% due 04/15/2009	$1,000	$1,141
Aristar, Inc.
7.375% due 09/01/2004	700	718
Atlas Reinsurance II PLC
3.525% due 01/07/2005 (a)	1,850	1,866
Barclays Bank PLC
6.860% due 12/15/2049 (a)	360	405
Barnett Capital II
7.950% due 12/01/2026	750	878
Bear Stearns Cos., Inc.
1.280% due 01/16/2007	20,000	20,009
Beaver Valley Funding Corp.
8.625% due 06/01/2007	663	716
9.000% due 06/01/2017	1,488	1,763
BVPS II Funding Corp.
8.890% due 06/01/2017	1,500	1,769
CIT Group, Inc.
5.625% due 05/17/2004	800	804
1.550% due 07/29/2005	10,000	10,049
1.330% due 06/19/2006 (a)	5,000	5,014
5.500% due 11/30/2007	860	936
7.750% due 04/02/2012	740	895
Citigroup, Inc.
5.625% due 08/27/2012	690	756
7.750% due 12/01/2036	750	867
Countrywide Home Loans, Inc.
1.720% due 05/20/2005	14,500	14,581
2.160% due 11/04/2005	3,000	3,044
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	10,000	10,770
8.500% due 06/15/2010	16,092	19,786
Duke Realty Corp.
6.950% due 08/15/2004	500	526
Ford Motor Credit Co.
7.500% due 06/15/2004	5,000	5,060
7.500% due 03/15/2005	7,500	7,883
1.307% due 04/28/2005 (a)	2,700	2,677
6.750% due 05/15/2005	1,000	1,048
1.620% due 06/30/2005 (a)	5,000	4,976
1.560% due 07/18/2005 (a)	11,000	10,942
6.125% due 01/09/2006	50	53
7.375% due 02/01/2011	10,000	10,920
Gemstone Investors Ltd.
7.710% due 10/31/2004	10,655	10,682
General Motors Acceptance Corp.
1.401% due 04/05/2004 (a)	800	800
1.401% due 04/05/2004 (a)	2,700	2,700
1.820% due 05/17/2004 (a)	70	70
7.625% due 06/15/2004	2,700	2,734
3.020% due 05/19/2005 (a)	10,000	10,136
2.370% due 10/20/2005 (a)	5,000	5,038
6.125% due 08/28/2007	1,600	1,726
4.900% due 07/15/2008	50	51
7.750% due 01/19/2010	150	170
7.200% due 01/15/2011	2,500	2,744
General Motors Nova Scotia Finance
6.850% due 10/15/2008	1,500	1,640
Goldman Sachs Group, Inc.
6.125% due 02/15/2033	502	519
HBOS Treasury Services PLC
5.375% due 11/29/2049	5,400	5,607
Household Finance Corp.
4.125% due 12/15/2008	14,450	14,935
7.000% due 05/15/2012	4,635	5,448
HSBC Capital Funding LP
4.610% due 12/13/2049 (a)	15,000	14,576
KFW International Finance, Inc.
5.750% due 01/15/2008	70	78
LG&E Capital Corp.
6.205% due 05/01/2004	1,000	1,003
MBNA America Bank
6.875% due 07/15/2004	300	304
7.125% due 11/15/2012	1,300	1,536
Merrill Lynch& Co., Inc.
1.260% due 12/22/2006	30,000	30,057
Middletown Trust
11.750% due 07/15/2010	3,663	3,701
Morgan Stanley Dean Witter & Co.
1.500% due 01/12/2007 (a)	10,000	10,015
5.300% due 03/01/2013	670	705
National City Bank of Pennsylvania
7.250% due 10/21/2011	853	1,030
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)	2,000	2,001
7.250% due 03/01/2012	230	274
Parker Retirement Savings Plan
6.340% due 07/15/2008	1,946	2,151
Pemex Project Funding Master Trust
8.500% due 02/15/2008	1,800	2,108
7.875% due 02/01/2009	32,550	37,677
7.375% due 12/15/2014	29,920	33,436
Protective Life Corp.
7.950% due 07/01/2004	3,000	3,047
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	19,650	16,997
6.500% due 11/15/2018	8,000	6,400
Royal Bank of Scotland PLC
5.000% due 11/12/2013	5,000	5,199
9.118% due 03/31/2049 (a)	3,470	4,440
Secured Finance, Inc.
9.050% due 12/15/2004	250	261
SLM Corp.
1.340% due 07/25/2007 (a)	10,000	10,035
Societe Generale
1.745% due 10/29/2049 (a)	1,000	993
Targeted Return Index Securities Trust (TRAINS)
31.928% due 01/15/2032 (a)	2,520	3,106
Tiers Trust
8.125% due 09/15/2017 (j)	827	1,182
UFJ Finance Aruba AEC
6.750% due 07/15/2013	12,572	13,927
Washington Mutual, Inc.
1.400% due 11/03/2005 (a)	3,550	3,557

		415,648

Industrials 41.9%
Altria Group, Inc.
7.500% due 04/01/2004	7,177	7,177
7.000% due 07/15/2005	15,700	16,552
Amerada Hess Corp.
5.300% due 08/15/2004	70	71
American Airlines, Inc.
1.730% due 09/23/2007 (a)	255	255
AOL Time Warner, Inc.
5.625% due 05/01/2005	1,250	1,302
6.125% due 04/15/2006	10,000	10,780
6.750% due 04/15/2011	562	638
6.875% due 05/01/2012	2,440	2,797
Archstone-Smith Trust
7.900% due 02/15/2016	75	91
AvalonBay Communities, Inc.
6.125% due 11/01/2012	150	166
Beckman Coulter, Inc.
6.875% due 11/15/2011	4,951	5,766
Centex Corp.
7.500% due 01/15/2012	70	83
Comcast Cable Communications, Inc.
6.375% due 01/30/2006	400	430
6.750% due 01/30/2011	3,476	3,953
ConocoPhillips
4.750% due 10/15/2012	70	72
Continental Airlines, Inc.
6.320% due 11/01/2008	15,695	15,771
7.056% due 09/15/2009	5,000	5,120
7.461% due 04/01/2015	2,078	2,026
7.256% due 03/15/2020	24	24
6.545% due 08/02/2020	25	25
Cox Communications, Inc.
6.690% due 09/20/2004	295	302
7.750% due 08/15/2006	700	786
7.125% due 10/01/2012	100	116
Cyprus Amax Minerals Co.
7.375% due 05/15/2007	70	80
DaimlerChrysler NA Holding Corp.
1.910% due 09/26/2005 (a)	20,000	20,137
7.000% due 11/28/2005	50	54
4.050% due 06/04/2008	940	951
8.000% due 06/15/2010	270	318
Delta Air Lines Equipment Trust
10.430% due 01/02/2011	836	573
Delta Air Lines, Inc.
7.379% due 05/18/2010	57	56
7.570% due 05/18/2012	14,650	14,597
Domtar Inc.
7.875% due 10/15/2011	70	84
Duke Energy Field Services LLC
7.500% due 08/16/2005	2,755	2,964
ElPasoCGPCo.
6.500% due 05/15/2006	4,293	3,992
7.500% due 08/15/2006	1,400	1,316
7.750% due 06/15/2010	18,533	16,124
6.700% due 02/15/2027	2,000	1,810
6.950% due 06/01/2028	8,730	6,526
El Paso Corp.
6.750% due 05/15/2009	6,400	5,680
8.050% due 10/15/2030	18,700	15,427
7.800% due 08/01/2031	70,075	56,586
7.750% due 01/15/2032	40,775	32,926
Entergy-Koch LP
3.650% due 08/20/2006	225	229
HCA, Inc.
6.910% due 06/15/2005	8,000	8,376
8.750% due 09/01/2010	750	899
7.875% due 02/01/2011	4,770	5,500
6.250% due 02/15/2013	2,200	2,296
Hertz Corp.
8.250% due 06/01/2005	600	634
Hilton Hotel Corp.
7.625% due 05/15/2008	220	248
International Paper Co.
4.250% due 01/15/2009	1,800	1,849
6.750% due 09/01/2011	230	262
Jones Intercable, Inc.
7.625% due 04/15/2008	5,982	6,906
Kern River Funding Corp.
4.893% due 04/30/2018	15,946	16,212
Kinder Morgan, Inc.
6.500% due 09/01/2012	110	124
Mazda Manufacturing Corp.
10.500% due 07/01/2008 (i)	758	818
MeadWestvaco Corp.
6.850% due 04/01/2012	290	326
Noble Affiliates, Inc.
8.950% due 12/15/2004	1,500	1,544
Norfolk Southern Corp.
7.800% due 05/15/2027	80	99
Northwest Airlines Corp.
7.575% due 09/01/2020	316	326
Packaging Corp. of America
4.375% due 08/01/2008	2,800	2,874
Panhandle Eastern Pipe Line
6.050% due 08/15/2013	4,100	4,494

42	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Park Place Entertainment Corp.
7.500% due 09/01/2009	$361	$409
Petroleos Mexicanos
9.375% due 12/02/2008	11,825	14,367
9.250% due 03/30/2018	5,900	7,272
Qwest Corp.
8.875% due 03/15/2012	11,750	13,395
6.875% due 09/15/2033	10,300	9,167
Raytheon Co.
1.580% due 06/10/2005 (a)	12,500	12,507
6.500% due 07/15/2005	70	74
6.150% due 11/01/2008	250	278
Rowan Cos., Inc.
5.880% due 03/15/2012	2,330	2,589
Safeway, Inc.
6.850% due 09/15/2004	70	72
7.250% due 09/15/2004	315	323
1.601% due 11/01/2005	10,000	10,010
6.500% due 11/15/2008	100	112
Schering-Plough Corp.
5.300% due 12/01/2013	4,500	4,704
Sonat, Inc.
6.750% due 10/01/2007	3,940	3,590
System Energy Resources, Inc.
7.430% due 01/15/2011	43	45
Systems 2001 Asset Trust
7.156% due 12/15/2011	1,491	1,663
6.664% due 09/15/2013	3,700	4,158
Tele-Communications-TCI Group
7.250% due 08/01/2005	250	267
Time Warner, Inc.
7.975% due 08/15/2004	1,695	1,733
7.750% due 06/15/2005	900	962
8.110% due 08/15/2006	1,200	1,355
Tyco International Group S.A.
5.875% due 11/01/2004	1,400	1,432
United Airlines, Inc.
11.080% due 03/26/2010 (j)	13,636	2,564
7.730% due 07/01/2010	19,150	17,295
8.390% due 01/21/2011 (b)	4,033	2,395
11.080% due 03/26/2011 (j)	2,835	533
7.186% due 04/01/2011	687	627
6.071% due 03/01/2013	3,595	3,247
6.602% due 09/01/2013	4,245	3,842
10.020% due 03/22/2014 (b)	1,000	511
10.850% due 02/19/2015 (b)	1,000	416
10.125% due 03/22/2015 (b)	2,300	865
1.340% due 03/02/2049 (a)	9,814	8,980
Univision Communications, Inc.
7.850% due 07/15/2011	5,517	6,698
USX Corp.
6.850% due 03/01/2008	1,520	1,728
Valero Logistics Operations LP
6.050% due 03/15/2013	490	532
Wal-Mart Bond Lease Corp.
8.400% due 08/15/2004 (i)	669	611
Walt Disney Co.
6.375% due 03/01/2012	230	257
Waste Management, Inc.
8.000% due 04/30/2004	18,755	18,830
7.000% due 10/01/2004	2,453	2,513
7.000% due 10/15/2006	1,600	1,776
6.875% due 05/15/2009	1,300	1,487
7.375% due 08/01/2010	90	106
7.650% due 03/15/2011	467	562
Weyerhaeuser Co.
6.750% due 03/15/2012	200	226
Williams Cos., Inc.
7.625% due 07/15/2019	15,850	16,167
7.875% due 09/01/2021	27,850	28,337
7.500% due 01/15/2031	14,045	13,624
8.750% due 03/15/2032	12,150	12,940

		546,673

Utilities 18.1%
AEP Texas Central Co.
2.370% due 02/15/2005 (a)	3,500	3,505
3.000% due 02/15/2005	1,200	1,214
AT&T Corp.
6.000% due 03/15/2009	67	72
8.050% due 11/15/2011	2,900	3,396
AT&T Wireless Services, Inc.
7.500% due 05/01/2007	1,000	1,138
7.875% due 03/01/2011	557	665
8.125% due 05/01/2012	1,200	1,464
British Telecom PLC
8.375% due 12/15/2010	350	433
BVPS II Funding Corp.
8.330% due 12/01/2007	3,700	4,087
Calenergy, Inc.
7.630% due 10/15/2007	1,750	1,998
Carolina Power & Light Co.
6.800% due 08/15/2007	156	176
Centerior Energy Corp.
7.670% due 07/01/2004	3,150	3,195
Cincinnati Gas & Electric Co.
6.900% due 06/01/2025	2,821	3,235
Cinergy Corp.
6.125% due 04/15/2004	2,000	2,002
Cingular Wireless, Inc.
6.500% due 12/15/2011	950	1,067
Citizens Communications Co.
8.500% due 05/15/2006	1,744	1,917
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	4	5
7.430% due 11/01/2009	12,000	14,068
Columbus Southern Power Co.
6.600% due 03/01/2033	720	800
Dayton Power & Light Co.
5.125% due 10/01/2013	6,067	6,170
El Paso Natural Gas Co.
8.375% due 06/15/2032	3,850	3,946
Entergy Arkansas, Inc.
5.400% due 05/01/2018	9,384	9,406
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)	6,300	6,325
3.600% due 06/01/2008	9,400	9,387
Entergy Mississippi, Inc.
4.350% due 04/01/2008	1,600	1,647
6.450% due 04/01/2008	50	51
FirstEnergy Corp.
7.375% due 11/15/2031	120	134
France Telecom S.A.
8.200% due 03/01/2006	5,700	6,302
8.750% due 03/01/2011	5,032	6,156
Georgia Power Co.
4.875% due 07/15/2007	250	268
MidAmerican Energy Holdings Co.
7.520% due 09/15/2008	350	405
Niagara Mohawk Power Corp.
6.625% due 07/01/2005	1,030	1,095
7.750% due 05/15/2006	70	78
7.750% due 10/01/2008	70	82
Ohio Power Co.
6.375% due 07/15/2033	5,500	5,792
Oncor Electric Delivery Co.
6.375% due 05/01/2012	20	23
6.375% due 01/15/2015	220	247
7.250% due 01/15/2033	520	614
Pacific Gas & Electric Co.
1.800% due 04/03/2006 (a)	10,000	10,006
Pepco Holdings, Inc.
6.450% due 08/15/2012	1,000	1,119
PNPP II Funding Corp.
8.510% due 11/30/2006	257	275
9.120% due 05/30/2016	1,560	1,827
Potomac Electric Power Co.
6.250% due 10/15/2007	960	1,064
PPL Capital Funding Trust
4.330% due 03/01/2009	5,300	5,357
Progress Energy, Inc.
6.850% due 04/15/2012	575	659
PSEG Power LLC
3.750% due 04/01/2009	3,000	3,004
6.950% due 06/01/2012	391	451
Public Service Co. of Colorado
7.875% due 10/01/2012	10,497	13,114
Reliant Energy Resources Corp.
8.125% due 07/15/2005	3,900	4,172
South Carolina Electric& Gas
7.625% due 04/01/2025	115	123
Southern California Edison Co.
1.140% due 01/13/2006 (a)	2,700	2,705
Sprint Capital Corp.
7.125% due 01/30/2006	720	784
6.000% due 01/15/2007	23,510	25,562
6.125% due 11/15/2008	16,960	18,718
7.625% due 01/30/2011	13,467	15,751
Tampa Electric Co.
6.875% due 06/15/2012	2,700	3,060
Toledo Edison Co.
7.875% due 08/01/2004	15,949	16,262
TXU Energy Co.
7.000% due 03/15/2013	1,200	1,378
United Telecom, Inc.
6.890% due 07/01/2008 (i)(j)	1,000	1,090
Virginia Electric & Power Co.
5.750% due 03/31/2006	900	964
5.375% due 02/01/2007	220	237
Vodafone Group PLC
7.750% due 02/15/2010	70	84
Wilmington Trust Co.
10.500% due 07/01/2008 (i)	188	212
WorldCom, Inc. - WorldCom Group
6.400% due 08/15/2005 (b)	14,100	4,547
7.500% due 05/15/2011 (b)	5,000	1,613

		236,703

Total Corporate Bonds& Notes (Cost $1,190,690)		1,199,024

U.S. GOVERNMENT AGENCIES 0.1%

Fannie Mae
5.000% due 05/14/2007	298	299
Government National Mortgage Association
8.500% due 07/15/2030	543	595
8.500% due 08/15/2030	259	284

Total U.S. Government Agencies (Cost $1,135)		1,178

U.S. TREASURY OBLIGATIONS 0.1%

Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (c)	584	644
3.875% due 04/15/2029	338	467

Total U.S. Treasury Obligations (Cost $1,035)		1,111

MORTGAGE-BACKED SECURITIES	0.5%

Bank of America Mortgage Securities, Inc.
5.769% due 10/20/2032 (a)	2,163	2,226
Structured Asset Securities Corp.
1.390% due 10/25/2027 (a)	4,009	4,008

Total Mortgage-Backed Securities (Cost $6,208)		6,234

See accompanying notes | 03.31.04 | Annual Report	43

Schedule of Investments (Cont.)

Investment Grade Corporate Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

ASSET-BACKED SECURITIES 0.2%

Denver Arena Trust
6.940% due 11/15/2019	$2,514	$2,681

Total Asset-Backed Securities (Cost $2,221)		2,681

CONVERTIBLE BONDS & NOTES 1.5%

Industrials 1.5%
General Motors Corp.
6.250% due 07/15/2033	640	19,590

Total Convertible Bonds & Notes (Cost $16,000)		19,590

CONVERTIBLE PREFERRED STOCK 0.1%
	Shares

Kerr-McGee Corp.
5.500% due 08/02/2004	20,000	1,000

Total Convertible Preferred Stock (Cost $862)		1,000

PREFERRED SECURITY 0.0%

Lehman Brothers Holdings, Inc.
5.670% due 12/01/2049	5,200	281

Total Preferred Security (Cost $231)		281

SHORT-TERM INSTRUMENTS 5.1%
	Principal Amount (000s)

Commercial Paper 3.8%
Danske Corp.
1.030% due 06/21/2004	$22,700	22,647
Fannie Mae
1.000% due 06/23/2004	2,600	2,594
1.010% due 06/23/2004	5,500	5,487
Federal Home Loan Bank
1.010% due 04/01/2004	12,000	12,000
Freddie Mac
1.010% due 07/15/2004	7,500	7,477

		50,205

Repurchase Agreement 0.4%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $5,858. Repurchase proceeds are $5,742.)	5,742	5,742

U.S. Treasury Bills 0.9%

0.937% due 06/03/2004 - 06/17/2004 (c)(d)(f)	11,075	11,051

Total Short-Term Instruments (Cost $67,003)		66,998

Total Investments 99.4% (Cost $1,285,385)		$1,298,097

Written Options (h) (0.1%)		(1,483)
(Premiums $1,325)

Other Assets and Liabilities (Net) 0.7%		9,671

Net Assets 100.0%		$1,306,285

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Securities with an aggregate market value of $9,403 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar June
Long Futures	06/2005	1,000	$787
Eurodollar September
Long Futures	09/2005	1,000	(59)
Eurodollar December
Long Futures	12/2005	1,000	63
U.S. Treasury
10-Year Note Long Futures	06/2004	1,130	2,401
U.S. Treasury
30-Year Bond Short Futures	06/2004	279	(678)

			$2,514

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $2,296 have been pledged as collateral for swap or swaption contracts at March 31, 2004.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.610% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$13,000	$7
Receive a fixed rate equal to 0.850% and the Portfolio will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004	14,100	17
Receive a fixed rate equal to 0.830% and the Portfolio will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: UBS Warburg LLC Exp. 06/15/2004	15,000	18
Receive a fixed rate equal to 1.000% and the Portfolio will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 5/15/2021.
Counterparty: Citibank N.A., London Exp. 06/15/2004	10,000	16
Receive a fixed rate equal to 2.000% and the Portfolio will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 5/15/2021.
Counterparty: Citibank N.A., New York Exp. 06/15/2004	5,000	19
Receive a fixed rate equal to 0.140% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/20/2004	10,000	(1)
Receive a fixed rate equal to 0.160% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/20/2004	25,000	0
Receive a fixed rate equal to 0.250% and the Portfolio will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 7.250% due 12/01/2010.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/20/2004	10,000	1
Receive a fixed rate equal to 0.170% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Bear Stearns & Co., Inc. Exp. 12/20/2004	42,000	3
Receive a fixed rate equal to 1.560% and the Portfolio will pay to the counterparty at par in the event of default of AOL Time Warner, Inc. 0.000% due 12/06/2019.
Counterparty: Lehman Brothers, Inc. Exp. 01/06/2005	5,000	281
Receive a fixed rate equal to 0.855% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Co. 7.450% due 07/16/2031.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2005	6,000	(24)
Receive a fixed rate equal to 2.700% and the Portfolio will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: Credit Suisse First Boston Exp. 04/30/2005	40,000	(2,144)
Receive a fixed rate equal to 2.700% and the Portfolio will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: Credit Suisse First Boston Exp. 04/30/2005	2,500	648
Pay a fixed rate equal to 2.400% and the Portfolio will receive from the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: J.P. Morgan Chase & Co. Exp. 05/01/2005	25,000	1,421
Receive a fixed rate equal to 2.100% and the Portfolio will pay to the counterparty at par in the event of default of General Motors Acceptance Corp. 7.250% due 03/02/2011.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/20/2008	$25,000	$257

		$519

44	Annual Report | 03.31.04 | See accompanying notes

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$109.000	05/21/2004	1,300	$597	$163
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	1,300	728	1,320

				$1,325	$1,483

(i)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

Mazda Manufacturing Corp.	03/28/2003	$841	$818	0.06%
United Telecom, Inc.	06/25/2003	1,103	1,090	0.08%
Wal-Mart Bond Lease Corp.	03/30/2001	673	611	0.05%
Wilmington Trust Co.	02/04/2000	209	212	0.02%

		$2,826	$2,731	0.21%

(j)	The aggregate value of fair valued securities is $5,369, which is 0.41% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 03.31.04 | Annual Report	45

Schedule of Investments

Mortgage Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 0.6%

Banking & Finance 0.6%
Bear Stearns Cos., Inc.
1.540% due 06/01/2004 (a)	$2,700	$2,702
1.650% due 11/30/2004 (a)	6,200	6,222
Ford Motor Credit Co.
1.470% due 07/19/2004 (a)	8,500	8,495
General Motors Acceptance Corp.
1.401% due 04/05/2004 (a)	1,000	1,000
1.401% due 04/05/2004 (a)	1,700	1,700
1.470% due 07/21/2004 (a)	200	200
Morgan Stanely Capital I, Inc.
1.430% due 04/15/2016 (a)	4,227	4,092

		24,411

Industrials 0.0%
Delta Air Lines, Inc.
7.379% due 05/18/2010 (a)	1,414	1,405

Total Corporate Bonds & Notes (Cost $25,933)		25,816

MUNICIPAL BONDS & NOTES 0.2%

Ennis, Texas Economic Development Corp. Revenue Bonds, (FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	1,358
Louisiana Housing Finance Agency Mortgage Revenue Bonds, (GNMA/FNMA Insured), Series 2000
7.330% due 12/01/2030	1,360	1,461
Missouri State Housing Development Commission Revenue Bonds, (GNMA/FNMA Insured), Series 2001
6.000% due 03/01/2032	3,590	3,817

Total Municipal Bonds & Notes (Cost $5,704)		6,636

U.S. GOVERNMENT AGENCIES 95.6%

Fannie Mae
0.000% due 06/25/2008-08/25/2022 (b)(e)	579	561
1.160% due 08/25/2023-10/25/2033 (a)(e)	44,323	44,363
1.180% due 10/25/2021 (a)	4,075	4,078
1.490% due 04/18/2028-06/25/2032 (a)(e)	11,888	11,917
1.540% due 12/25/2029-10/18/2030 (a)(e)	425	427
1.590% due 06/25/2030 (a)	2,764	2,778
1.593% due 09/18/2027 (a)	1,092	1,097
1.740% due 09/25/2023 (a)	511	516
1.743% due 06/25/2022 (a)	4	4
1.993% due 04/25/2021 (a)	11	12
2.193% due 05/25/2023	324	328
2.644% due 12/01/2040 (a)	282	290
2.646% due 09/01/2040 (a)	1,365	1,404
2.656% due 06/01/2023 (a)	161	164
2.971% due 09/01/2017 (a)	671	688
3.000% due 08/01/2008 (a)	17,213	16,297
3.070% due 03/01/2017-02/01/2018 (a)(e)	47	48
3.071% due 10/01/2023-09/01/2026 (a)(e)	56	57
3.080% due 09/01/2023 (a)	196	203
3.118% due 07/01/2027 (a)	108	111
3.125% due 07/01/2017 (a)	10	10
3.150% due 07/01/2017-11/01/2017 (a)(e)	31	32
3.152% due 10/01/2016-10/01/2031 (a)(e)	688	704
3.245% due 04/01/2030 (a)	76	78
3.250% due 12/01/2022 (a)	115	118
3.259% due 06/01/2019 (a)	22	23
3.288% due 09/01/2028 (a)	68	70
3.319% due 09/01/2030 (a)	158	162
3.320% due 12/01/2024 (a)	223	230
3.325% due 11/01/2026 (a)	132	135
3.339% due 02/01/2025 (a)	324	331
3.353% due 11/01/2025 (a)	319	329
3.375% due 12/01/2021-06/01/2026 (a)(e)	130	133
3.379% due 02/01/2027 (a)	367	378
3.382% due 11/01/2026 (a)	98	100
3.415% due 01/01/2027 (a)	254	260
3.421% due 11/01/2025 (a)	368	377
3.448% due 11/01/2023 (a)	21	22
3.450% due 04/01/2025 (a)	214	218
3.485% due 05/01/2026 (a)	101	105
3.500% due 11/01/2015-07/01/2026 (a)(e)	111	114
3.507% due 03/01/2025 (a)	80	82
3.511% due 02/01/2017 (a)	596	612
3.512% due 09/01/2027 (a)	15	15
3.520% due 04/01/2022 (a)	426	442
3.526% due 11/01/2023 (a)	49	50
3.532% due 08/01/2026 (a)	99	102
3.545% due 07/01/2024 (a)	98	100
3.552% due 04/01/2030 (a)	136	141
3.565% due 04/01/2024 (a)	2	2
3.570% due 11/01/2023 (a)	21	21
3.573% due 03/01/2026 (a)	88	91
3.595% due 02/01/2024 (a)	145	148
3.630% due 08/01/2029 (a)	248	255
3.684% due 04/01/2019 (a)	204	208
3.697% due 05/01/2036 (a)	11,453	11,770
3.706% due 06/01/2019 (a)	10	10
3.759% due 05/01/2029 (a)	196	202
3.764% due 10/01/2028 (a)	449	460
3.776% due 05/01/2019 (a)	567	582
3.882% due 04/01/2032 (a)	109	111
3.936% due 03/01/2018 (a)	28	29
3.942% due 06/01/2029 (a)	59	60
3.978% due 05/01/2036 (a)	105	108
4.000% due 02/25/2009	65	65
4.036% due 04/01/2030 (a)	848	872
4.063% due 01/01/2026 (a)	59	60
4.108% due 02/01/2026 (a)	35	36
4.146% due 08/01/2024 (a)	16	16
4.158% due 05/01/2036 (a)	235	242
4.180% due 12/01/2017 (a)	362	365
4.191% due 05/01/2036 (a)	78	80
4.250% due 03/01/2028-12/01/2026 (a)(e)	48	50
4.296% due 05/01/2027 (a)	725	753
4.349% due 05/01/2028 (a)	41	42
4.402% due 03/01/2024 (a)	88	92
4.472% due 02/01/2015 (a)	160	163
4.500% due 12/01/2023-06/01/2025 (a)(e)	349	358
4.535% due 01/01/2028 (a)	49	51
4.571% due 11/01/2017 (a)	24	25
4.806% due 01/01/2029 (a)	72	74
4.875% due 05/01/2019 (a)	17	17
4.900% due 03/25/2029 (a)	2,409	2,433
4.982% due 07/01/2024 (a)	48	50
4.988% due 06/01/2029 (a)	220	225
4.997% due 01/01/2024 (a)	36	37
5.000% due 04/01/2014-11/25/2028 (e)	934,050	960,272
5.000% due 09/01/2024 (a)	24	25
5.022% due 11/01/2031 (a)	552	578
5.023% due 11/01/2031 (a)	433	454
5.125% due 06/01/2017 (a)	98	99
5.229% due 04/01/2033 (a)	111	114
5.230% due 10/01/2016 (a)	125	127
5.250% due 04/15/2005-05/25/2005 (c)(e)	36,448	1,697
5.260% due 02/01/2032 (a)	10,600	10,962
5.500% due 12/01/2028-05/15/2034 (e)	580,537	594,182
5.516% due 07/01/2032 (a)	742	761
5.543% due 09/01/2020 (a)	64	66
5.641% due 02/01/2026 (a)	155	158
5.750% due 07/01/2029 (a)	16	16
5.800% due 11/01/2011 (a)	1,947	2,163
5.802% due 11/01/2024 (a)	8	8
5.875% due 06/01/2017 (a)	14	14
5.936% due 11/01/2011 (a)	4,877	5,454
5.989% due 04/25/2020 (a)	46	44
6.000% due 04/01/2004-04/15/2034 (e)	54,456	56,796
6.031% due 02/01/2030 (a)	1,686	1,734
6.130% due 08/01/2005 (a)	2,844	2,954
6.160% due 05/01/2008 (a)	974	1,052
6.230% due 08/01/2029 (a)	47	49
6.250% due 12/25/2013	2,346	2,427
6.262% due 02/01/2009 (a)	16,631	17,942
6.263% due 05/01/2031 (a)	260	266
6.270% due 09/25/2007 (a)	5,000	5,506
6.290% due 02/25/2029 (a)	1,500	1,650
6.300% due 06/25/2031 (a)(e)	4,465	4,719
6.350% due 06/25/2020 (a)	5,705	6,402
6.370% due 02/25/2013 (a)	4,855	5,467
6.390% due 05/25/2036 (a)	2,855	2,960
6.410% due 08/01/2016 (a)	1,027	1,185
6.446% due 07/25/2033 (a)	24,609	26,097
6.450% due 05/01/2008 (a)(e)	6,547	7,457
6.500% due 09/01/2005-06/17/2038 (e)	196,386	206,506
6.500% due 06/25/2008-09/25/2008 (c)(e)	105	7
6.645% due 01/01/2007	551	601
6.650% due 08/25/2007	292	316
6.703% due 08/01/2028 (a)	1,501	1,689
6.750% due 11/01/2007	14	15
6.810% due 08/01/2004 (a)	154	154
6.850% due 12/18/2027	4,000	4,331
6.861% due 02/01/2018 (a)	489	505
6.900% due 09/01/2009 (a)	1,619	1,861
6.982% due 06/01/2007 (a)	616	669
6.985% due 12/01/2029 (a)	5	5
6.988% due 08/01/2030 (a)	435	450
6.991% due 01/01/2030 (a)	1,039	1,075
7.000% due 04/25/2008-07/25/2008 (c)(e)	710	65
7.000% due 01/01/2016-09/01/2032 (e)	26,931	28,710
7.040% due 03/01/2007 (a)	208	230
7.052% due 08/01/2009 (a)	4,600	5,269
7.250% due 02/01/2009-10/01/2011 (e)	77	80
7.382% due 03/01/2030 (a)	972	1,016
7.383% due 05/01/2030 (a)	1,343	1,401
7.400% due 10/01/2006 (a)	1,844	2,026
7.491% due 08/01/2014 (a)	10	11
7.500% due 12/01/2012-01/01/2032 (e)	16,386	17,742
7.530% due 01/01/2009 (a)	1,309	1,521
7.730% due 08/01/2021-01/01/2025 (a)(e)	7,362	8,411
7.750% due 02/01/2008	41	41
7.800% due 10/25/2022 (e)	1,057	1,156
8.000% due 02/01/2007-08/01/2030 (e)	161	169
8.200% due 04/25/2025	3,598	4,062
8.500% due 04/01/2008 (e)	801	864

46	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

8.750% due 11/25/2019	$181	$201
9.000% due 02/01/2005-06/01/2027 (e)	1,483	1,643
9.000% due 05/25/2022-6/25/2022 (c)(e)	161	31
9.026% due 06/25/2032 (a)	1,300	1,421
9.250% due 05/01/2010	29	31
9.500% due 11/01/2010-04/01/2025 (e)	2,384	2,674
10.000% due 04/01/2020	51	58
15.500% due 10/01/2012	4	4
15.750% due 12/01/2011	1	2
510.000% due 09/25/2019 (c)	2	23
839.670% due 08/25/2020 (c)	0	7
Farmer Mac
6.757% due 01/25/2013 (a)	3,437	3,420
8.314% due 04/25/2030 (a)(k)	2,426	2,592
Federal Housing Administration
6.875% due 12/01/2016	534	542
6.896% due 07/01/2020 (a)	538	547
7.350% due 01/01/2031 (a)	3,540	3,606
7.400% due 02/01/2021	1,233	1,252
7.430% due 07/01/2018-07/01/2024 (e)	34,144	34,675
7.450% due 05/01/2021	232	236
7.500% due 12/01/2030 (e)	2,059	2,096
7.590% due 12/01/2017	3,489	3,561
7.625% due 12/01/2016	98	100
7.630% due 05/01/2040	2,588	2,670
8.530% due 02/01/2039	3,033	3,172
Freddie Mac
0.000% due 01/15/2009 (b)	294	287
1.210% due 07/25/2031 (a)	136	136
1.215% due 05/25/2031 (a)	2,022	2,022
1.220% due 09/15/2026 (a)	129	129
1.230% due 09/25/2031 (a)	327	328
1.240% due 12/25/2032 (a)	269	269
1.290% due 03/15/2031 (a)	1,893	1,892
1.440% due 12/15/2029 (a)	1,007	1,011
1.540% due 11/15/2030-12/15/2031 (a)(e)	1,111	1,116
1.575% due 03/15/2024-09/15/2026 (a)(e)	1,574	1,575
1.590% due 02/15/2028 (a)(e)	748	751
1.625% due 05/15/2023 (a)	9	9
1.640% due 03/15/2032 (a)	38	39
2.543% due 11/25/2017 (a)	373	374
2.750% due 02/01/2017 (a)	10	10
2.875% due 01/01/2017-03/01/2017 (a)(e)	55	55
3.071% due 05/01/2017 (a)	215	219
3.085% due 04/01/2025 (a)	45	47
3.094% due 10/01/2023 (a)	4,007	4,041
3.152% due 09/01/2018-05/01/2025 (a)(e)	907	924
3.159% due 10/01/2018 (a)	42	43
3.171% due 07/01/2030 (a)	689	701
3.210% due 09/01/2025 (a)	110	113
3.250% due 05/01/2023 (a)	37	38
3.297% due 08/01/2029 (a)	393	404
3.306% due 10/01/2024 (a)	358	369
3.321% due 08/01/2018 (a)	201	205
3.325% due 05/01/2019 (a)	21	22
3.375% due 04/01/2018 (a)	61	63
3.387% due 01/01/2028 (a)	438	452
3.403% due 06/01/2024 (a)	116	120
3.409% due 10/01/2023 (a)	265	274
3.422% due 02/01/2027 (a)	1,047	1,080
3.432% due 06/01/2022 (a)	18	18
3.446% due 09/01/2026 (a)	952	992
3.450% due 02/01/2029 (a)	1,301	1,352
3.484% due 09/01/2028 (a)	218	225
3.500% due 12/15/2022 (e)	988	994
3.530% due 07/01/2028 (a)	3,359	3,435
3.552% due 06/01/2022 (a)	83	85
3.619% due 07/01/2027 (a)	495	508
3.653% due 01/01/2029 (a)	104	107
3.745% due 07/01/2019 (a)	443	450
3.765% due 04/01/2027 (a)	178	185
3.847% due 11/01/2029 (a)	6,854	7,079
3.865% due 09/01/2024 (a)	101	104
3.875% due 12/01/2018 (a)	16	16
3.925% due 11/01/2027 (a)	115	119
3.984% due 03/01/2027 (a)	119	122
4.000% due 12/15/2012	4,144	4,189
4.007% due 12/01/2026 (a)	84	87
4.051% due 11/01/2028 (a)	157	162
4.076% due 08/15/2032 (a)	4,152	4,322
4.092% due 11/01/2027 (a)	428	439
4.170% due 08/01/2027 (a)	134	138
4.250% due 07/01/2018-07/01/2019 (a)(e)	153	156
4.257% due 07/01/2019 (a)	46	47
4.263% due 10/01/2024 (a)	236	243
4.272% due 12/01/2029 (a)	2,094	2,179
4.284% due 08/01/2030 (a)	86	89
4.308% due 01/01/2028 (a)	9,968	10,236
4.495% due 03/01/2033 (a)	673	701
4.518% due 02/01/2031 (a)	76	80
4.744% due 05/01/2032	527	552
5.000% due 09/15/2016-04/15/2034 (e)	199,322	203,100
5.370% due 08/01/2031	227	232
5.500% due 02/15/2016-04/15/2034 (e)	422,060	432,670
5.712% due 11/01/2031 (a)	76	79
5.871% due 05/01/2032 (a)	11,488	11,562
5.910% due 09/01/2027 (a)	247	256
5.923% due 03/01/2032 (a)	973	1,009
5.939% due 08/01/2031 (a)	39	41
5.974% due 04/01/2030 (a)	78	79
6.000% due 09/01/2006-04/15/2034 (e)	97,250	101,123
6.036% due 05/01/2032 (a)	9,886	10,117
6.041% due 07/01/2029 (a)	713	728
6.125% due 09/01/2018 (a)	89	90
6.220% due 05/01/2032 (a)	1,053	1,080
6.238% due 04/01/2031 (a)	35	36
6.250% due 09/15/2023-12/15/2028 (e)	2,834	2,973
6.500% due 05/01/2007-05/01/2032 (e)	31,517	32,837
6.500% due 10/15/2013-01/15/2023 (c)(e)	773	59
6.656% due 03/01/2029 (a)	386	398
6.899% due 10/01/2027 (a)	150	154
6.925% due 12/15/2023 (a)(c)	801 61
7.000% due 05/15/2004-12/01/2032 (e)	6,493	6,849
7.000% due 06/15/2008-10/25/2023 (c)(e)	725	52
7.072% due 09/01/2027 (a)	219	225
7.450% due 03/25/2022	90	92
7.500% due 04/01/2006-07/01/2031 (e)	10,311	10,951
7.500% due 08/15/2029 (c)	154	16
7.645% due 05/01/2025	1,416	1,709
7.826% due 07/01/2030 (a)	13	14
8.000% due 01/01/2005 (e)	400	434
8.250% due 06/01/2008-12/01/2008 (e)	77	81
8.500% due 06/01/2006-08/01/2027 (e)	1,370	1,464
9.000% due 12/15/2020-02/15/2021 (e)	1,593	1,605
9.050% due 06/15/2019	262	262
9.500% due 07/01/2004-06/01/2021 (e)	911	920
10.000% due 10/01/2005	9	9
10.250% due 05/01/2009	1	1
10.750% due 09/01/2009-05/01/2010 (e)	4	5
Government National Mortgage Association
1.290% due 02/16/2032 (a)	886	886
1.390% due 01/16/2031 (a)	183	184
1.440% due 06/20/2032 (a)	2,470	2,476
1.490% due 06/16/2031 (a)	2,555	2,565
1.540% due 10/16/2030 (a)	374	376
1.590% due 02/16/2030 (a)	2,606	2,623
1.640% due 12/16/2025 (a)	2,517	2,535
1.690% due 02/16/2030 (a)	389	392
1.740% due 02/16/2030 (a)	398	401
3.000% due 10/20/2028-11/20/2028 (e)	594	596
3.250% due 04/20/2029-02/20/2031 (a)(e)	6,058	6,077
3.500% due 05/20/2028-02/20/2032 (a)(e)	43,548	44,311
4.000% due 04/20/2028-07/20/2030 (a)(e)	16,349	16,618
4.250% due 01/20/2028-01/20/2029 (e)	1,402	1,420
4.250% due 02/20/2028-05/20/2030 (a)(e)	2,696	2,737
4.375% due 05/20/2017-05/20/2028 (a)(e)	25,792	26,237
4.380% due 04/20/2028 (a)	88	89
4.500% due 08/20/2027-09/20/2030 (a)(e)	3,082	3,168
4.500% due 08/20/2030	2,151	2,204
4.625% due 10/20/2018-12/20/2027 (a)(e)	17,741	18,195
4.750% due 08/20/2017-09/20/2027 (a)(e)	8,795	9,010
5.000% due 04/20/2030 (a)	93	95
5.000% due 02/15/2033-04/22/2034 (e)	339,976	342,731
5.250% due 05/20/2030-11/20/2030 (a)(e)	3,182	3,230
5.375% due 04/20/2017-05/20/2028 (a)(e)	3,573	3,643
5.500% due 11/15/2028-04/22/2034 (e)	176,041	181,265
5.500% due 10/20/2029-11/20/2030 (a)(e)	1,391	1,423
5.625% due 10/20/2022 (a)	172	177
5.625% due 11/20/2023 (a)	596	610
5.625% due 11/20/2027 (a)	149	153
5.875% due 04/20/2019 (a)	61	63
6.000% due 12/15/2008-05/20/2034 (e)	34,947	36,597
6.125% due 11/20/2020 (a)	14	14
6.250% due 03/16/2029	5,000	5,373
6.500% due 05/15/2009-04/22/2034 (e)	88,000	92,836
6.923% due 03/16/2041 (a)	3,906	4,229
7.000% due 09/15/2012-02/16/2029 (e)	3,592	3,867
7.270% due 12/15/2040	1,774	2,053
7.500% due 12/15/2022-11/15/2031 (e)	10,274	10,926
7.750% due 10/15/2025-11/15/2025 (e)	57	63
8.000% due 06/15/2005-09/20/2031 (e)	8,688	9,647

See accompanying notes | 03.31.04 | Annual Report	47

Schedule of Investments (Cont.)

Mortgage Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

8.250% due 07/15/2008	$34	$37
8.500% due 06/15/2017-03/20/2031 (e)	5,005	5,469
9.000% due 09/15/2006-08/20/2030 (e)	819	898
9.500% due 12/15/2021	171	192
Small Business Administration
6.344% due 08/01/2011	1,637	1,776
6.640% due 02/01/2011	2,615	2,866
7.190% due 12/01/2019	847	960
7.220% due 11/01/2020	2,404	2,728
7.449% due 08/01/2010	3,196	3,588
8.017% due 02/10/2010	391	445

Total U.S. Government Agencies (Cost $3,892,119)		3,931,314

MORTGAGE-BACKED SECURITIES 24.1%

ABN AMRO Mortgage Corp.
6.300% due 04/25/2029	151	150
6.500% due 06/25/2029	463	469
Aetna Commercial Mortgage Trust
7.100% due 12/26/2030	1,208	1,215
American Southwest Financial Securities Corp.
7.248% due 11/25/2038 (a)	1,414	1,529
8.000% due 01/18/2009	276	294
Asset Securitization Corp.
6.920% due 02/14/2029	1,377	1,470
Aurora Loan Services
1.790% due 05/25/2030 (a)	64	64
Bank of America Large Loan
1.390% due 01/27/2006 (a)	45,500	43,836
Bank of America Mortgage Securities, Inc.
5.000% due 02/25/2033	481	489
5.200% due 03/25/2032	1,108	1,122
5.785% due 10/20/2032 (a)	4,921	5,064
6.351% due 07/25/2032 (a)	822	838
6.500% due 10/25/2019	1,523	1,559
6.971% due 05/20/2032 (a)	5,182	5,283
Bear Stearns Adjustable Rate Mortgage Trust
4.068% due 11/25/2030 (a)	82	82
5.334% due 10/25/2032 (a)	2,925	2,969
5.381% due 02/25/2033 (a)	199	202
Bear Stearns Commercial Mortgage Securities, Inc.
5.060% due 11/15/2016	185	197
5.910% due 02/14/2031	154	166
7.000% due 05/20/2030 (a)	2,062	2,376
Bear Stearns Mortgage Securities, Inc.
3.904% due 06/25/2030 (a)	558	549
6.500% due 12/28/2023	91	91
Capstead Securities Corp.
1.270% due 02/25/2025 (a)	10,806	10,769
Chase Mortgage Finance Corp.
6.217% due 12/25/2029 (a)	47	48
Citicorp Mortgage Securities, Inc.
5.319% due 12/01/2019 (a)	125	102
6.250% due 08/25/2024	275	281
6.500% due 02/25/2024	1,838	1,894
6.500% due 03/25/2029	2,075	2,090
6.750% due 09/25/2028	71	71
CMC Securities Corp.
7.250% due 11/25/2027	11	11
Collateralized Mortgage Obligation Trust
0.000% due 09/23/2017 (b)	15	14
Commercial Capital Access One, Inc.
6.298% due 11/15/2028	10,388	11,034
Commercial Mortgage Acceptance Corp.
5.800% due 09/15/2030	75	77
Commercial Mortgage Asset Trust
6.640% due 01/17/2032	165	190
Countrywide Alternative Loan Trust
6.000% due 10/25/2032	2,768	2,837
Countrywide Home Loans Servicing LP
4.250% due 05/25/2033	30,182	30,470
5.840% due 12/25/2031	728	733
Countrywide Home Loans, Inc.
1.370% due 05/25/2034 (a)(k)	2,800	2,797
4.975% due 09/19/2032 (a)	3,543	3,627
5.745% due 03/19/2032 (a)	308	312
6.015% due 07/19/2031 (a)	155	158
6.250% due 08/25/2014	520	522
Credit-Based Asset Servicing& Securitization LLC
1.430% due 08/25/2029 (a)	8,639	8,664
1.430% due 12/15/2039 (a)	13,055	13,073
1.720% due 06/25/2032 (a)	2,166	2,178
CS First Boston Mortgage Securities Corp.
1.480% due 05/25/2032 (a)	6,844	6,701
1.490% due 02/25/2032 (a)	3,339	3,342
1.640% due 11/25/2031 (a)	668	670
1.640% due 02/25/2032 (a)	465	466
1.740% due 11/25/2031 (a)	328	328
1.840% due 11/25/2031 (a)	1,606	1,554
1.930% due 08/25/2033 (a)	1,196	1,181
6.150% due 02/25/2032 (a)	122	122
6.187% due 06/25/2032 (a)	581	593
6.248% due 04/25/2032 (a)	174	178
6.750% due 12/27/2028	3,112	3,122
7.000% due 08/25/2004 (c)	1,841	37
7.290% due 09/15/2041	65	76
9.000% due 04/25/2031	1,353	1,352
DLJ Commercial Mortgage Corp.
6.410% due 02/18/2031	1,800	2,012
7.340% due 10/10/2032	5,750	6,806
DLJ Mortgage Acceptance Corp.
4.313% due 11/25/2023 (a)	198	198
6.648% due 10/25/2024 (a)	178	179
28.446% due 05/25/2024 (a)	65	65
Fairfax Funding Trust
6.483% due 04/02/2013	250	279
FFCA Secured Lending Corp.
7.130% due 05/18/2026	1,216	1,226
7.270% due 09/18/2027	5,307	5,452
8.180% due 07/18/2019	2,000	808
8.970% due 02/18/2020	4,000	405
Fifth Third Mortgage Loan Trust
3.911% due 11/19/2032 (a)	2,673	2,719
First Horizon Asset Securities, Inc.
7.000% due 09/25/2030	62	62
First Nationwide Trust
1.690% due 09/25/2031 (a)	403	405
6.500% due 03/25/2029	3,529	3,635
6.500% due 05/19/2029	996	1,031
6.750% due 08/21/2031	4,064	4,175
First Republic Mortgage Loan Trust
1.390% due 08/15/2032 (a)	80,454	80,504
1.440% due 11/15/2031 (a)	29,350	29,368
2.104% due 11/15/2031 (a)	4,088	4,090
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	734	828
6.570% due 09/15/2033	1,088	1,174
7.151% due 12/15/2016	7,411	7,914
Government Lease Trust
4.000% due 05/18/2011	5,400	5,309
6.390% due 05/18/2007	4,300	4,665
6.480% due 05/18/2011	12,000	13,577
GS Mortgage Securities Corp.
6.044% due 08/15/2018	12,429	13,651
6.624% due 05/03/2018	14,400	16,506
GSR Mortgage Loan Trust
1.490% due 11/25/2031 (a)	25,379	25,492
1.740% due 12/25/2031 (a)	360	361
G-Wing Ltd.
3.750% due 05/06/2004 (a)	4,456	4,423
Headlands Mortgage Securities, Inc.
7.000% due 02/25/2028	84	84
7.155% due 12/25/2012 (a)	9	9
Hilton Hotel Pool Trust
1.500% due 10/03/2010 (a)	40,000	38,909
1.600% due 10/03/2010 (a)	13,000	12,451
7.055% due 01/03/2010	12,896	14,450
Holmes Financing PLC
2.320% due 07/15/2040 (a)	10,000	9,996
2.420% due 07/15/2040 (a)	11,750	11,632
Homeside Mortgage Securities Trust
1.310% due 01/20/2027 (a)	103	103
Housing Securities, Inc.
6.500% due 07/25/2009	77	78
Impac CMB Trust
1.370% due 11/25/2031 (a)	577	578
1.400% due 01/25/2034 (a)	18,963	18,985
1.470% due 03/25/2033 (a)	39,778	40,054
1.660% due 12/25/2031 (a)	7,927	7,959
1.750% due 11/25/2031 (a)	2,457	2,460
Impac Secured Assets CMN Owner Trust
6.500% due 04/25/2032	1,699	1,733
7.000% due 10/25/2031	11,297	11,673
Indymac Adjustable Rate Mortgage Trust
6.527% due 01/25/2032 (a)	311	317
Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (c)	181	32
LB Commercial Conduit Mortgage Trust
6.480% due 01/18/2008	150	168
LB Mortgage Trust
8.396% due 01/20/2017 (a)	6,558	7,488
LB-UBS Commercial Mortgage Trust
5.401% due 03/15/2026	289	306
6.133% due 12/15/2030	470	532
Lehman Brothers Floating Rate Commercial Mortgage Trust
2.440% due 11/19/2012 (a)	7,346	7,351
2.740% due 11/19/2012	18,249	18,263
LTC Commercial Mortgage Pass-Through Certificates
6.029% due 05/28/2030	3,418	3,435
MASTR Asset Securitization Trust
5.500% due 09/25/2033	14,865	14,954
Mellon Residential Funding Corp.
1.970% due 11/15/2031 (a)	1,000	1,027
Merrill Lynch Mortgage Investors, Inc.
0.711% due 04/25/2028 (a)(c)	14,571	239
5.650% due 12/15/2030	230	236
6.888% due 06/15/2021 (a)	582	622
7.122% due 12/26/2025 (a)	107	108
Merrill Lynch Mortgage Trust
1.916% due 07/12/2034 (c)	85,023	5,577
1186.600% due 09/20/2020 (c)	0	5
MLCC Mortgage Investors, Inc.
2.432% due 01/25/2029 (a)	4,000	3,944
Morgan Stanley Dean Witter Capital I, Inc.
4.570% due 12/18/2032	555	575
7.500% due 07/15/2010	14,652	14,992
Mortgage Capital Funding, Inc.
6.663% due 03/18/2030	4,935	5,555
NationsBanc Montgomery Funding Corp.
6.500% due 07/25/2028	1,196	1,204
Nationslink Funding Corp.
1.442% due 11/10/2030 (a)	1,395	1,396
6.654% due 11/10/2030	29,851	31,458
Nomura Asset Acceptance Corp.
7.000% due 02/19/2030	979	1,005
PHH Mortgage Services, Corp.
7.164% due 11/18/2027 (a)	676	678
PNC Mortgage Acceptance Corp.
7.520% due 07/15/2008	704	792
PNC Mortgage Securities Corp.
1.740% due 12/25/2030 (a)	400	400
6.750% due 09/25/2028 (c)	121	1

48	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

6.750% due 10/25/2028	$7,943	$8,143
6.750% due 04/25/2029	1,348	1,380
Prime Mortgage Trust
5.000% due 02/25/2034	142	145
Prudential Home Mortgage Securities
6.500% due 07/25/2008	2,510	2,509
Prudential Securities Secured Financing Corp.
6.074% due 01/15/2008 (a)	1,619	1,713
Resecuritization Mortgage Trust
6.500% due 04/19/2029	95	95
Residential Accredit Loans, Inc.
6.750% due 06/25/2029	2,018	2,046
7.250% due 06/25/2027	199	199
Residential Asset Securitization Trust
6.500% due 09/25/2014	307	309
7.130% due 07/25/2031	3,232	3,274
Residential Funding Mortgage Securities I, Inc.
5.606% due 09/25/2032 (a)	5,400	5,476
6.250% due 03/25/2014	439	438
6.500% due 03/25/2009	747	751
6.500% due 12/25/2023	2,677	2,699
6.500% due 01/25/2029	254	257
6.500% due 03/25/2029	3,165	3,162
6.500% due 04/25/2029	1,681	1,680
6.500% due 05/25/2029	439	440
7.000% due 03/25/2026	211	212
Residential Mortgage Securities
1.480% due 02/09/2028 (a)	2,033	2,038
RMF Commercial Mortgage Pass-Through Certificates
6.751% due 01/15/2019 (a)	5,704	5,702
SACO I, Inc.
1.520% due 09/25/2040 (a)	421	422
1.540% due 09/25/2032 (a)	7,202	7,201
Salomon Brothers Mortgage Securities VII, Inc.
4.239% due 11/25/2022 (a)	65	63
Securitized Asset Sales, Inc.
7.000% due 07/25/2024	8,855	8,851
Security National Mortgage Loan Trust
3.070% due 12/25/2010	5,483	5,179
Sequoia Mortgage Trust
1.390% due 08/20/2032 (a)	3,200	3,127
1.430% due 06/20/2032 (a)	1,581	1,575
1.440% due 10/19/2026 (a)	849	829
1.440% due 07/20/2033 (a)	12,320	12,255
1.470% due 10/20/2027 (a)	30,166	30,160
SLH Mortgage Trust
9.600% due 03/25/2021	23	23
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (a)	1,000	1,150
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (a)	56,683	56,503
1.440% due 03/19/2033 (a)	19,095	19,073
5.060% due 05/25/2022 (a)	5,538	5,037
6.516% due 06/25/2029 (a)	167	170
7.100% due 02/25/2030 (a)	650	655
Structured Asset Notes Transactions Ltd.
6.650% due 08/30/2005 (a)	485	482
Structured Asset Securities Corp.
1.380% due 01/25/2033 (a)	127	127
1.390% due 10/25/2027 (a)	2,709	2,709
1.570% due 03/25/2031 (a)	1,576	1,575
1.590% due 07/25/2032 (a)	1,724	1,728
1.740% due 08/25/2032 (a)	4,144	4,062
2.140% due 01/25/2033 (a)	7,000	7,015
6.131% due 02/25/2032 (a)	29	29
6.150% due 07/25/2032 (a)	83	84
6.250% due 01/25/2032	7,808	8,124
6.375% due 08/25/2032	6,971	7,219
7.000% due 11/25/2031	2,828	2,913
7.500% due 07/25/2016	198	199
Structured Mortgage Asset Residential Trust
8.000% due 10/25/2007	116	122
Summit Mortgage Trust
1.646% due 04/28/2035 (a)	611	602
Vendee Mortgage Trust
6.500% due 03/15/2029	3,850	4,051
Washington Mutual Mortgage Securities Corp.
2.879% due 12/25/2040 (a)	2,872	2,884
3.956% due 01/25/2041 (a)	157	156
5.195% due 10/25/2032 (a)	261	267
5.750% due 12/25/2032	736	749
6.010% due 01/25/2031	2,882	2,884
7.250% due 07/25/2031	1,758	1,757
Washington Mutual MSC Mortgage Pass-Through Certificates
4.220% due 11/25/2030 (a)	5,400	5,464
5.480% due 08/25/2032 (a)	6,090	6,188
6.500% due 10/25/2032	17,634	17,920
Wells Fargo Mortgage-Backed Securities Trust
4.684% due 09/25/2032 (a)	4,957	4,994

Total Mortgage-Backed Securities (Cost $988,301)		992,066

ASSET-BACKED SECURITIES 32.4%

Aames Mortgage Trust
1.490% due 07/15/2029 (a)	1,001	1,003
1.540% due 10/15/2029 (a)	91	91
ACE Securities Corp.
1.410% due 11/25/2028 (a)	83	83
1.440% due 08/25/2030 (a)	308	309
4.500% due 08/25/2032 (c)	33,650	1,206
Advanta Mortgage Loan Trust
1.465% due 11/25/2029 (a)	275	275
Advanta Revolving Home Equity Loan Trust
1.340% due 02/25/2025 (a)	249	250
AFC Home Equity Loan Trust
1.500% due 06/24/2029 (a)	2,345	2,357
1.640% due 09/25/2029	169	170
Aircraft Finance Trust
8.000% due 05/15/2024	705	154
Alliance Laundry Equipment Receivables Trust
1.490% due 05/15/2009 (a)	3,291	3,294
American Business Financial Services
4.000% due 09/15/2005 (c)	31,400	1,327
6.285% due 06/15/2033 (a)	2,000	2,135
7.000% due 03/15/2005 (c)	46,740	2,072
American Residential Eagle Certificate Trust
1.440% due 04/25/2029 (a)	105	105
Ameriquest Mortgage Securities, Inc.
1.360% due 08/25/2032 (a)	2,410	2,414
1.500% due 03/25/2033 (a)	17,383	17,470
2.500% due 05/25/2004 (c)	10,000	25
Amortizing Residential Collateral Trust
1.350% due 09/25/2030 (a)	284	284
1.360% due 06/25/2032 (a)	694	693
1.380% due 07/25/2032 (a)	21,720	21,763
1.440% due 10/25/2031 (a)	3,590	3,603
AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.420% due 06/25/2028 (a)	714	715
1.460% due 06/25/2027 (a)	3,284	3,287
1.510% due 09/25/2028 (a)	5,047	5,043
1.560% due 06/25/2029 (a)	1,448	1,449
Asset-Backed Funding Certificates
6.285% due 07/25/2033	2,000	2,001
Asset-Backed Securities Corp. Home Equity Loan Trust
6.500% due 08/15/2032 (c)	12,742	432
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.350% due 08/21/2030 (a)	22	22
1.350% due 06/15/2031 (a)	1,789	1,792
1.690% due 07/21/2030 (a)	23,700	23,800
Bank One Heloc Trust
1.350% due 04/20/2020 (a)	1,585	1,589
Bayview Financial Acquisition Trust
1.470% due 11/25/2031 (a)	1,705	1,705
1.490% due 04/25/2031 (a)	389	389
Bear Stearns Asset-Backed Securities, Inc.
1.280% due 03/25/2024 (a)	9,970	9,978
1.690% due 10/25/2032 (a)	3,665	3,681
1.740% due 02/25/2034 (a)	2,500	2,504
1.840% due 11/25/2042 (a)	10,255	10,333
5.000% due 08/25/2005 (c)	17,000	1,090
5.000% due 10/25/2032 (c)	22,000	798
8.000% due 05/25/2004 (c)	18,193	104
Block Mortgage Finance, Inc.
1.270% due 08/25/2028 (a)	114	114
1.530% due 12/25/2028 (a)	217	214
Capital Asset Research Funding LP
5.905% due 12/15/2005 (k)	1,368	1,335
6.400% due 12/15/2004	539	538
Capital Auto Receivables Asset Trust
1.160% due 09/15/2005 (a)	3,250	3,253
CDC Mortgage Capital Trust
1.380% due 01/25/2033 (a)	16,576	16,608
1.430% due 01/25/2032 (a)	888	889
1.790% due 08/25/2032 (a)	4,342	4,354
5.250% due 08/25/2032 (c)	9,776	500
Centex Home Equity Loan Trust
1.390% due 01/25/2032 (a)	1,039	1,041
1.940% due 01/25/2032 (a)	5,046	5,095
Champion Home Equity Loan Trust
6.710% due 09/25/2029	1,164	1,216
Charming Shoppes Master Trust
1.540% due 08/15/2008 (a)	7,875	7,872
Chase Credit Card Master Trust
1.480% due 06/15/2009 (a)	2,000	2,014
Chase Funding Loan Acquisition Trust
1.330% due 04/25/2031 (a)	1,665	1,669
5.392% due 05/25/2028	155	156
Chase Funding Mortgage Loan Asset-Backed Certificates
1.640% due 10/25/2030 (a)	15,300	15,342
CIT Group Home Equity Loan Trust
1.360% due 06/25/2033 (a)	7,539	7,552
1.740% due 12/25/2031 (a)	1,900	1,912
Citibank Credit Card Master Trust I
0.000% due 08/15/2006 (b)	1,625	1,622
Citifinancial Mortgage Securities, Inc.
1.390% due 09/25/2032 (a)	19,918	19,939
1.390% due 01/25/2033 (a)	14,515	14,545
Community Program Loan Trust
4.500% due 10/01/2018	1,933	1,964
Conseco Finance Securitizations Corp.
1.460% due 12/15/2029 (a)	174	175
1.790% due 07/15/2031 (a)	18,000	18,011
1.840% due 03/15/2030 (a)	9,947	9,956
2.590% due 08/15/2033 (a)	2,050	2,108
7.350% due 10/15/2030	405	409
7.500% due 08/15/2033 (c)	10,678	717
7.970% due 05/01/2032	15,700	13,355
8.200% due 02/01/2032	40,000	33,274
8.400% due 02/01/2032	7,000	2,320
8.410% due 12/15/2025	9,500	10,350
9.300% due 10/15/2030	2,000	2,096
10.550% due 09/15/2020	4,000	4,264
Contimortgage Home Equity Loan Trust
1.340% due 09/15/2028 (a)	183	183
5.870% due 09/15/2008	95	98
Countrywide Asset-Backed Certificates
1.320% due 06/25/2031 (a)	66	66
1.350% due 05/25/2032 (a)	2,305	2,310
1.350% due 05/25/2032 (a)	22,445	22,478
1.360% due 09/25/2031 (a)	25	25
1.540% due 06/25/2033 (a)	6,346	6,357
1.690% due 09/25/2031 (a)	9,125	9,146

See accompanying notes | 03.31.04 | Annual Report	49

Schedule of Investments (Cont.)

Mortgage Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

Credit-Based Asset Servicing& Securitization LLC
1.740% due 11/25/2033 (a)	$3,707	$3,720
CS First Boston Mortgage Securities Corp.
1.430% due 02/25/2032 (a)	508	509
1.540% due 10/25/2032 (a)	5,828	5,834
1.840% due 04/25/2032 (a)	15,600	15,575
2.160% due 12/15/2030 (a)	26,550	26,642
Delta Funding Home Equity Loan Trust
1.500% due 09/15/2029 (a)	95	96
Denver Arena Trust
6.940% due 11/15/2019 (a)	12,596	13,434
Drive Auto Receivables Trust
6.672% due 07/15/2006 (a)	245	247
Embarcadero Aircraft Securitization Trust
1.570% due 08/15/2025 (a)	2,125	912
2.262% due 08/15/2025 (a)	9,100	15
EMC Mortgage Loan Trust
1.460% due 05/25/2040 (a)	4,250	4,265
EQCC Home Equity Loan Trust
1.250% due 10/15/2027 (a)	237	238
Equifirst Mortgage Loan Trust
1.330% due 02/25/2034 (a)	3,982	3,980
Equity One ABS, Inc.
7.600% due 02/25/2032	5,559	5,953
Fieldstone Mortgage Investment Corp.
1.380% due 01/25/2035 (a)	17,444	17,493
Financial Asset Securities Corp. AAA Trust
1.220% due 09/25/2033 (a)	3,522	3,520
First International Bank
1.640% due 03/15/2027 (a)	13,631	10,071
1.670% due 04/15/2026 (a)	1,093	545
First Investors Auto Owner Trust
3.460% due 12/15/2008	9,523	9,633
First North American National Bank
1.410% due 07/17/2011 (a)	15,000	15,056
First Plus Home Loan Trust
7.170% due 05/10/2024	10,000	10,239
Fleet Credit Card Master Trust II
1.965% due 05/15/2008 (a)	30,500	30,514
FNF Funding X LLC
6.530% due 07/20/2007	916	891
GMAC Mortgage Corp. Loan Trust
1.330% due 01/25/2029 (a)	8,464	8,474
1.480% due 11/18/2025 (a)	1,583	1,589
7.950% due 03/25/2030	534	555
Green Tree Financial Corp.
6.240% due 11/01/2016	8,003	8,228
6.970% due 04/01/2031	598	600
7.060% due 02/01/2031	7,000	5,502
7.400% due 06/15/2027	7,443	8,130
7.550% due 01/15/2029	655	717
8.000% due 07/15/2018	3,087	3,059
8.050% due 10/15/2027	1,168	1,298
9.100% due 04/15/2020	3,278	2,827
Green Tree Home Equity Loan Trust
7.610% due 09/15/2030	3,494	3,609
GRMT II LLC
1.680% due 06/20/2032 (a)	4,135	4,151
7.930% due 06/20/2032	7,864	8,484
GRMT II Mortgage Loan Trust
1.340% due 06/20/2032 (a)	297	297
GSAMP Trust
1.290% due 03/20/2033 (a)	14,002	14,008
Home Equity Mortgage Trust
2.940% due 11/25/2032 (a)	2,000	2,021
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	18,400	18,462
1.740% due 05/20/2032 (a)	10,759	10,782
IMC Home Equity Loan Trust
6.880% due 11/20/2028	3,534	3,600
7.520% due 08/20/2028	112	112
Impac Secured Assets CMN Owner Trust
7.770% due 07/25/2025	1,128	1,127
Indymac Home Equity Loan Asset-Backed Trust
1.760% due 12/25/2031 (a)	5,400	5,289
8.980% due 12/25/2031	1,000	521
Irwin Home Equity Loan Trust
1.380% due 06/25/2029 (a)	106	107
1.460% due 02/25/2012 (a)	2,261	2,268
1.610% due 06/25/2028 (a)	10,892	10,943
1.990% due 02/25/2029 (a)	3,000	3,051
7.960% due 04/25/2026	6,560	6,822
10.000% due 12/25/2004 (c)	31,204	2,010
Irwin Low Balance Home Equity Loan Trust
1.465% due 06/25/2021 (a)	230	231
1.990% due 06/25/2021 (a)	1,962	1,978
Keycorp Student Loan Trust
2.083% due 08/27/2025 (a)	2,431	2,446
Long Beach Mortgage Loan Trust
1.340% due 09/25/2031 (a)	1,374	1,376
1.370% due 07/25/2032 (a)	19,931	19,962
1.490% due 03/25/2033 (a)	29,273	29,415
4.000% due 06/25/2033 (c)	47,570	1,753
MASTR Asset-Backed Securities Trust
6.000% due 04/25/2005 (c)	14,280	727
Mellon Residential Funding Corp.
6.615% due 02/25/2021	39,727	41,463
Merrill Lynch Mortgage Investors, Inc.
1.410% due 05/25/2033 (a)	8,935	8,954
1.430% due 02/25/2034 (a)	13,000	13,029
1.450% due 11/25/2033 (a)	19,432	19,500
Mesa Trust Asset-Backed Certificates
1.490% due 12/25/2031 (a)	7,317	7,328
1.740% due 05/15/2033 (a)	4,801	4,659
2.240% due 05/15/2033 (a)	6,648	6,451
5.000% due 08/18/2004 (c)	17,850	327
Metropolitan Asset Funding, Inc.
1.550% due 04/25/2029 (a)	281	282
Mid-State Trust
6.340% due 10/15/2036	3,028	3,238
7.340% due 07/01/2035	1,744	1,903
7.400% due 07/01/2035	75	81
7.790% due 07/01/2035	100	108
7.791% due 03/15/2038	4,185	4,733
8.330% due 04/01/2030	26,297	28,730
MLCC Mortgage Investors, Inc.
1.470% due 03/15/2025 (a)	1,186	1,191
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.430% due 08/25/2033 (a)	10,700	10,715
Morgan Stanley Dean Witter Capital I, Inc.
1.390% due 08/25/2032 (a)	2,760	2,762
1.420% due 07/25/2032 (a)	1,279	1,283
Nextcard Credit Card Master Note Trust
2.740% due 12/15/2006 (a)	5,300	2,521
Novastar Home Equity Loan
1.350% due 09/25/2031 (a)	2,047	2,052
1.365% due 04/25/2028 (a)	1,253	1,254
NPF XII, Inc.
2.200% due 12/01/2003 (a)(d)(k)	13,800	1,971
2.233% due 10/01/2003 (a)(d)(k)	49,000	6,999
2.270% due 03/01/2004 (a)(d)(k)	4,000	91
2.285% due 11/01/2004 (a)(d)(k)	6,000	137
2.463% due 11/01/2003 (a)(d)(k)	3,000	429
2.533% due 10/01/2003 (a)(d)(k)	1,700	39
Oakwood Mortgage Investors, Inc.
7.500% due 01/15/2021	4,000	4,211
Ocwen Mortgage Loan Asset-Backed Certificates
1.400% due 10/25/2029 (a)	249	250
1.540% due 04/25/2029 (a)	920	921
1.770% due 03/25/2031 (a)	1,247	1,250
Option One Mortgage Loan Trust
1.340% due 10/25/2032 (a)	19,261	19,290
1.380% due 09/25/2030 (a)	2	2
1.390% due 01/25/2032 (a)	3,907	3,915
1.470% due 12/26/2029 (a)	154	154
1.660% due 10/12/2032 (a)	27,625	27,622
Origen Manufactured Housing
2.020% due 10/15/2013 (a)	15,260	15,183
5.700% due 01/15/2035	3,000	3,017
7.650% due 03/15/2032	13,200	13,350
Preferred Credit Corp.
7.590% due 07/25/2026	2,042	2,050
Provident Bank Home Equity Loan Trust
1.310% due 04/25/2029 (a)	214	214
7.180% due 04/25/2013	32	32
Providian Master Trust
7.490% due 08/17/2009	9,565	9,699
Regions Auto Receivables Trust
1.940% due 11/15/2004 (a)	1,934	1,934
Renaissance Home Equity Loan Trust
1.590% due 12/25/2033 (a)	17,208	17,315
1.890% due 08/25/2032 (a)	3,000	3,012
3.000% due 11/25/2005 (c)	35,049	618
Residential Asset Mortgage Products, Inc.
1.394% due 11/25/2042 (a)	41,240	41,139
8.000% due 03/25/2030	351	369
8.000% due 09/25/2030	13,783	14,638
8.360% due 06/25/2030	9,323	9,802
Residential Asset Securities Corp.
1.210% due 06/25/2025 (a)	4,914	4,917
1.340% due 07/25/2032 (a)	30,353	30,385
1.390% due 06/25/2032 (a)	417	419
1.640% due 09/25/2031 (a)	21,000	21,036
5.810% due 09/25/2029 (a)	100	101
Residential Funding Mortgage Securities II, Inc.
5.940% due 09/25/2018	91	92
7.850% due 12/25/2024	6,241	6,504
8.110% due 02/25/2025	11	11
8.350% due 03/25/2025	1,000	1,061
10.000% due 09/25/2005 (c)	3,000	369
Residential Mortgage Loan Trust
1.840% due 09/25/2029 (a)	1,389	1,391
Salomon Brothers Mortgage Securities VII, Inc.
1.670% due 12/15/2029 (a)	756	758
1.990% due 01/25/2032 (a)	5,209	5,247
2.590% due 11/15/2029 (a)	14,600	14,826
6.930% due 08/25/2028	2,209	2,335
Saxon Asset Securities Trust
5.250% due 05/25/2005 (c)	19,078	813
Sears Credit Account Master Trust
1.620% due 10/18/2011 (a)	30,500	30,722
SLM Student Loan Trust
1.670% due 07/25/2016 (a)	17,907	18,025
SMS Student Loan Trust
1.545% due 10/27/2025 (a)	1,122	1,124
Specialty Underwriting& Residential Finance
1.430% due 01/25/2034 (a)	16,858	16,887
SSB RV Trust
4.740% due 02/15/2013	1,097	1,113
SVO Timeshare Mortgage Corp.
5.470% due 12/20/2006	417	434
Terwin Mortgage Trust
1.390% due 04/25/2035 (a)	30,532	30,464
1.670% due 09/25/2033 (a)	2,557	2,559
TMI Home Loan Trust
7.560% due 06/25/2024	972	925
Triton Aviation Finance
4.090% due 06/15/2025 (a)	4,500	87
Truman Capital Mortgage Loan Trust
7.750% due 01/25/2034 (c)	51,200	2,776
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	2,500	1,976
Union Acceptance Corp.
7.540% due 10/10/2006	10,872	11,091

50	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	$1,464	$1,472
Vanderbilt Mortgage Finance
7.905% due 02/07/2026	198	214
Whole Auto Loan Trust
1.880% due 06/15/2005 (a)	3,050	3,053

Total Asset-Backed Securities (Cost $1,421,547)		1,330,554

PURCHASED PUT OPTIONS 0.0%
Fannie Mae (OTC)
5.500% due 04/15/2034
Strike @ 81.671
Exp. 04/08/2004	170,000	0

Total Purchased Put Options (Cost $20)		0

SHORT-TERM INSTRUMENTS 10.2%
Commercial Paper 9.8%
Fannie Mae
1.000% due 06/23/2004	58,085	57,946
1.000% due 07/01/2004	41,400	41,291
1.010% due 06/16/2004	19,000	18,958
1.010% due 07/01/2004	82,900	82,682
1.015% due 06/30/2004	10,200	10,173
Freddie Mac
1.010% due 07/15/2004	22,100	22,033
HBOS Treasury Services PLC
1.030% due 06/22/2004	8,600	8,580
Pfizer, Inc.
1.015% due 06/18/2004	68,300	68,146
UBS Finance, Inc.
1.020% due 06/28/2004	13,100	13,066
1.025% due 06/29/2004	79,400	79,196

		402,071

Repurchase Agreement 0.1%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $3,315. Repurchase proceeds are $3,249.)	3,249	3,249

U.S. Treasury Bills 0.3%
0.986% due 06/03/2004-06/17/2004 (e)(g)(h)	14,940	14,909

Total Short-Term Instruments (Cost $420,259)		420,229

Total Investments 163.1% (Cost $6,753,883)		$6,706,615
Written Options (i) (0.2%) (Premiums $8,843)		(8,265)
Other Assets and Liabilities (Net) (62.9%)		(2,585,606)

Net Assets 100.0%		$4,112,744

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal only security.
(c)	Interest only security.
(d)	Security is in default.
(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.560%.
Counterparty: Bear Stearns & Co., Inc. Exp. 04/01/2004	$100,000	$0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	3,000	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/30/2004	3,550	0
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	152,500	4,667
Receive floating rate based on 3-month LIBOR with 6.150% interest rate cap and pay a fixed amount equal to $2,211 quarterly.
Counterparty: Lehman Brothers, Inc. Exp. 10/01/2011	39,000	(935)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	143,600	(7,078)

		$(3,346)

(g)	Securities with an aggregate market value of $13,725 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(h)	Securities with an aggregate market value of $939 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

U.S. Treasury 10-Year Note Long Futures	06/2004	75	$250

(i)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$306,000	$5,141	$6,047
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	306,000	3,702	2,218

						$8,843	$8,265

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(j) Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	5.500	04/20/2019	68,269	$71,128	$71,160
Fannie Mae	5.000	05/13/2034	156,500	156,695	156,839
Government National Mortgage Association	5.000	04/22/2034	160,000	161,150	162,000
Government National Mortgage Association	5.500	04/22/2034	90,000	92,588	92,763
Government National Mortgage Association	6.000	05/20/2034	10,000	10,431	10,445

				$491,992	$493,207

(k)	The aggregate value of fair valued securities is $16,394, which is 0.40% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

See accompanying notes | 03.31.04 | Annual Report	51

Schedule of Investments

Municipal Sector Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

MUNICIPAL BONDS & NOTES 98.1%
Alaska 0.4%
Northern Tobacco Securitization Bonds, Series 2000
6.500% due 06/01/2031	$1,500	$1,430

Arizona 0.8%
Scottsdale Preservation Authority Excise Tax Revenue Re-funding Bonds, (FGIC Insured), Series 2004
5.000% due 07/01/2011	2,620	2,955

California 2.7%
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, Series 2003
5.200% due 11/15/2022	5,000	5,118
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.000% due 10/01/2018	1,500	1,553
State of California Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	3,500	3,431

		10,102

Colorado 0.3%
El Paso County Single Family Mortgage Revenue Bonds, Series 1984
0.000% due 09/01/2015	2,000	1,234

Connecticut 3.6%
State of Connecticut General Obligation Bonds, (MBIA Insured), Series 2004-B
5.000% due 06/01/2010	5,660	6,393
University of Connecticut General Obligation Bonds, (MBIA Insured), Series 2004
8.770% due 01/15/2011 (a)	5,380	6,726

		13,119

Florida 2.8%
Florida State Environmental Protection Preservation Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 07/01/2010	1,335	1,525
Jacksonville Electric Authority, St. John River Power Park Revenue Bonds, Series 2002
5.250% due 10/01/2010	5,000	5,706
Leon County School District Sales Tax Revenue Bonds, (FSA Insured), Series 2003
5.250% due 07/01/2011	2,700	3,091

		10,322

Hawaii 1.2%
State of Hawaii General Obligation Bonds, (MBIA Insured), Series 2003-D
5.000% due 09/01/2010	3,770	4,253

Illinois 13.0%
City of Chicago Board of Education General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	592
City of Chicago General Obligation Bonds, (MBIA Insured), Series 2001
0.000% due 01/01/2007 (b)	5,965	4,520
City of Chicago, Neighborhood Alive 21 Program General Obligation Bonds, (AMBAC Insured), Series 1993
5.000% due 01/01/2012	5,000	5,580
5.000% due 01/01/2033	5,000	5,159
Illinois Development Finance Authority Revenue Bonds, (MBIA Insured), Series 1991
0.000% due 07/15/2025	10,000	3,327
Illinois Educational Facilities Authority Revenue Bonds, (FGIC Insured), Series 1993
5.750% due 07/01/2012	4,000	4,225
Illinois Housing Authority Revenue Bonds, Series 2001
5.375% due 07/01/2016	1,510	1,619
Lake Cook, Dane & McHenry Counties Community Unit School District General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 12/01/2011	2,760	3,111
Sangamon County School District No 186 Springfield General Obligation Bonds, (FGIC Insured), Series 2004
0.000% due 10/01/2009	2,000	1,696
State of Illinois General Obligation Bonds, Series 2004
5.000% due 03/01/2034	10,000	10,379
State of Illinois General Obligation Bonds, Series 2004 - B
5.000% due 03/01/2013	1,200	1,341
State of Illinois Sales Tax Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/15/2011	3,145	3,523
State of Illionis General Obligation Bonds, Series 2003 - A
5.000% due 10/01/2010	2,375	2,671

		47,743

Indiana 3.7%
Fairfield School Building Corp. Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 07/15/2024	2,850	2,964
Indiana Bond Bank Revenue Bonds, (MBIA Insured), Series 2003-E
5.000% due 09/01/2025	2,000	2,075
Indiana Bond Bank Special Program Revenue Bonds (Whiting Sanitary District), (MBIA Insured), Series 2003-C
5.000% due 01/25/2016	1,320	1,440
Merrillville Multi School Building Corp. Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 01/05/2021	2,000	2,091
Tri Creek School Corp. Revenue Bonds, (FSA Insured), Series 2003
5.000% due 07/15/2018	1,700	1,831
5.000% due 07/15/2019	1,790	1,915
Wayne Township School Building Corp., Indiana, Revenue Bonds, (FGIC Insured), Series 2003-B
5.000% due 07/15/2012	1,100	1,230

		13,546

Iowa 0.1%
State of Iowa General Obligation Bonds, Series 2002
5.000% due 06/01/2020	500	532

Kansas 3.4%
Kansas State Department of Transportation, State Highway Revenue Refunding Bonds, Series 2003
8.700% due 09/01/2011 (a)	5,000	6,362
Sedgwick County Wichita Unified School District General Obligation Bonds, (MBIA Insured), Series 2000
5.750% due 09/01/2010	5,350	6,273

		12,635

Louisiana 1.9%
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,000	908
9.220% due 05/15/2039 (a)	7,410	6,153

		7,061

Maine 1.2%
Maine Turnpike Authority Revenue Bonds, Series 2000
5.750% due 07/01/2028	1,000	1,135
University of Maine System Revenue Bonds, (MBIA Insured), Series 2004
5.000% due 03/01/2011	2,815	3,151

		4,286

Maryland 1.6%
Maryland State & Local Facilities Loan General Obligation Bonds, Series 2002
5.500% due 08/01/2012	5,000	5,862

Massachusetts 9.5%
Commonwealth of Massachusetts, General Obligation Bonds, (FSA Insured), Series 2003
9.730% due 11/01/2010 (a)	7,500	9,896
Commonwealth of Massachusetts, General Obligation Bonds, (MBIA Insured), Series 2004
8.720% due 08/01/2011 (a)	10,000	12,555
Massachusetts Bay Transportation Authority Revenue Bonds, (Massachusetts State Insured), Series 2000
8.750% due 03/01/2028 (a)	500	519
Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.000% due 06/01/2034	5,000	5,080
State of Massachusetts General Obligation Bonds, (AMBAC Insured), Series 2004-A
5.500% due 08/01/2030	500	579
State of Massachusetts Revenue Bonds, (MBIA Insured), Series 2001
5.500% due 11/01/2012	5,000	5,811
State of Massachusetts Water Residential Authority Revenue Bonds, (MBIA Insured), Series 1995
4.750% due 12/01/2021	700	711

		35,151

Michigan 4.4%
City of Detroit Sewage Disposal System Senior Lien Revenue Bonds, (FSA Insured), Series 2004-C
5.250% due 07/01/2022	1,000	1,125
Michigan Local Government Loan Program Municipal Bond Authority Revenue Bonds, Series 2003-C
5.000% due 05/01/2012	5,430	6,104
Michigan State Building Authority
8.770% due 10/15/2020 (a)	4,953	5,634
Michigan State Clean Initiative Program General Obligation Bonds, Series 2001
5.000% due 11/01/2011	1,400	1,587

52	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Rochester Community School District, (FSA Q-SBLF Insured), Series 2004
5.000% due 05/01/2012	$1,500	$1,686

		16,136

Nevada 0.6%
Las Vegas Valley Water District Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 06/01/2025	2,085	2,170

New Hampshire 0.6%
New Hampshire Health& Education Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.375% due 07/01/2020	2,000	2,210

New Jersey 4.8%
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	2,980	3,067
New Jersey Health Care Facilities Financing Authority Variable Rate Revenue Bonds, Capital Health System Obligated Issue, Series 2003-A
5.375% due 07/01/2033	6,750	6,776
New Jersey Tobacco Settlement Funding Corp. Revenue Bonds, Series 2003
6.375% due 06/01/2032	3,000	2,921
State of New Jersey General Obligation Bonds, Series 1992
6.000% due 02/15/2011	4,285	5,068

		17,832

New York 12.4%
City of New York General Obligation Bonds, (MBIA Insured), Series 2001
8.970% due 05/15/2029 (a)d	5,915	6,381
City of New York General Obligation Bonds, Series 2004
5.000% due 08/01/2010	2,000	2,200
City of New York Municipal Water Finance Authority, New York, Water & Sewer System Revenue Bonds, Series 2004-C
5.000% due 06/15/2035	10,800	11,228
City of New York Transitional Financial Authority Revenue Bonds, Series 2000
9.720% due 11/01/2024 (a)	1,000	1,212
State of New York Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2000
8.190% due 08/15/2022 (a)	750	781
State of New York Dormitory Authority Revenue Bonds, (MBIA-IBC Insured), Series 2000
9.720% due 07/01/2025 (a)	1,500	1,713
State of New York General Obligation Bonds, Series 2003
5.750% due 03/01/2014	2,000	2,274
State of New York Thruway Authority Revenue Bonds, (Gov. of Authority Insured), Series 2000
8.690% due 01/01/2025 (a)	700	742
State of New York Thruway Authority, New York, Local High-way& Bridge Service Contract Revenue Bonds, Series 2003-A
5.000% due 03/15/2010	2,250	2,502
State of New York Tobacco Settlement Financing Authority Revenue Bonds, Series 2003-A1
5.500% due 06/01/2017	10,000	10,964
Empire State Development Corp. Correctional & Youth Facilities Service Contract Revenue Bonds, Series 2003
5.250% due 01/01/2021	5,000	5,573

		45,570

North Carolina 2.6%
New Hanover County General Obligation Bonds, Series 2004
5.000% due 11/01/2011	3,845	4,360
State of North Carolina General Obligation Bonds, Series 2001
8.920% due 09/01/2017 (a)	4,000	5,247

		9,607

Ohio 1.1%
City of Columbus School District, School Facilities Construction & Improvement General Obligation Bonds, Series 2003
5.000% due 12/01/2010	1,380	1,562
Franklin County General Obligation Bonds, Series 2003
5.000% due 06/01/2011	2,150	2,432

		3,994

Pennsylvania 2.4%
Pittsburgh Water & Sewer System Authority Revenue Bonds, (FSA Insured), Series 2000
8.890% due 09/01/2021 (a)	1,000	1,102
State of Pennsylvania General Obligation Bonds, Series 2001
7.670% due 12/01/2017 (a)	6,750	7,822

		8,924

Puerto Rico 0.2%
Children’s Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
6.000% due 07/01/2026	700	833

Rhode Island 0.7%
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	2,725	2,539

South Carolina 2.3%
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2001-A
5.000% due 10/01/2029	5,000	5,677
Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001-B
6.375% due 05/15/2030	3,000	2,845

		8,522

Tennessee 3.5%
Memphis Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (a)	5,150	6,477
Metropolitan Government of Nashville & Davidson County General Obligation Refunding Bonds, (MBIA-IBC Insured), Series 2003
8.700% due 10/15/2010 (a)	5,000	6,266

		12,743

Texas 7.9%
Arlington Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
8.690% due 02/15/2024 (a)	750	790
City of Houston Public Improvement & Refunding General Obligation Bonds, Series 2002
5.000% due 03/01/2012	3,280	3,665
City of San Antonio Electric & Gas Revenue Refunding Bonds, Series 2003
9.200% due 02/01/2011 (a)	3,000	3,815
City of San Antonio General Obligation Bonds, (FSA Insured), Series 2004
5.000% due 02/01/2012	2,445	2,738
City of San Antonio General Obligation Bonds, Series 2001
5.000% due 08/01/2010	2,800	3,148
Houston Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
8.200% due 02/15/2026 (a)	750	762
Lubbock Health Facilities Development Revenue Bonds, Series 1998
5.250% due 07/01/2011	575	617
North East Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 08/01/2033	5,000	5,183
Sheldon Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2025	2,400	2,496
University of Texas Revenue Financing Refunding System, Revenue Bonds, Series 2004-B
5.250% due 08/15/2011	5,000	5,727

		28,941

Utah 0.6%
State of Utah General Obligation Bonds, Series 2002
5.375% due 07/01/2011	2,000	2,315

Washington 3.8%
Energy Northwest Washington Electric Revenue Bonds, Series 2003
5.500% due 07/01/2014	1,000	1,151
King County Sewer Revenue Refunding Bonds, (MBIA Insured), Series 2004-A
4.750% due 01/01/2033	7,305	7,327
Port of Seattle Revenue Bonds, (MBIA Insured), Series 2000
5.625% due 02/01/2024	1,000	1,062
State of Washington General Obligation Bonds, (AMBAC Insured), Series 2004-F
0.000% due 12/01/2012	6,080	4,367

		13,907

West Virginia 0.6%
Berkeley, Brooke & Fayette Counties, West Virginia Single Family Mortgage Revenue Bonds, Series 1983
0.000% due 12/01/2014	3,250	2,098

Wisconsin 3.4%
State of Wisconsin General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2012	2,000	2,247
12.420% due 05/01/2011 (a)	5,625	7,738
State of Wisconsin Transportation Revenue Bonds, Series 1993
5.000% due 07/01/2011	1,000	1,124
Wisconsin Housing & Economic Development Authority Revenue Bonds, (MBIA Insured), Series 2002
4.600% due 05/01/2011	1,150	1,209
4.700% due 11/01/2012	50	54

		12,372

Total Municipal Bonds & Notes (Cost $356,665)		360,944

See accompanying notes | 03.31.04 | Annual Report	53

Schedule of Investments (Cont.)

Municipal Sector Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 0.1%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	$468	$515

Total U.S. Treasury Obligations (Cost $472)		515

SHORT-TERM INSTRUMENTS 7.5%

Commercial Paper 7.0%
Fannie Mae
1.000% due 06/23/2004	3,700	3,691
1.010% due 06/23/2004	7,300	7,283
1.000% due 07/01/2004	1,400	1,396
1.005% due 07/01/2004	2,900	2,892
Freddie Mac
1.010% due 07/15/2004	2,900	2,891
General Electric Capital Corp.
1.030% due 07/08/2004	2,500	2,493
Pfizer, Inc.
1.015% due 06/17/2004	5,200	5,189

		25,835

Repurchase Agreement 0.5%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $1,834. Repurchase proceeds are $1,794.)	1,794	1,794

U.S. Treasury Bills 0.0%
1.000% due 06/17/2004	20	20

Total Short-Term Instruments (Cost $27,651)		27,649

Total Investments 105.7% (Cost $384,788)		$389,108
Other Assets and Liabilities (Net) (5.7%)		(21,011)

Net Assets 100.0%		$368,097

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as % of Net Assets

City of New York General Obligation
Bonds, (MBIA Insured), Series 2001	08/28/2001	$5,997	$6,381	1.73%

54	Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

Real Return Portfolio

March 31, 2004

	Principal Amount (000s)		Value (000s)

CORPORATE BONDS & NOTES 3.2%

Banking & Finance 2.6%
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)		$5,700	$5,685
Ford Motor Credit Co.
2.995% due 10/25/2004 (a)		6,200	6,240
General Motors Acceptance Corp.
1.401% due 04/05/2004 (a)		400	400
1.820% due 05/17/2004 (a)		1,700	1,701
1.470% due 07/21/2004 (a)		9,300	9,297
1.995% due 05/18/2006 (a)		400	399
Morgan Stanley Dean Witter & Co.
6.100% due 04/15/2006		245	265
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)		200	201
Travelers Property Casualty Corp.
3.750% due 03/15/2008		800	819
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)		8,400	8,394
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		3,600	3,617

			37,018

Industrials 0.1%
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005		300	322
Fred Meyer, Inc.
7.375% due 03/01/2005		1,000	1,052
WMX Technologies, Inc.
7.100% due 08/01/2026		500	561

			1,935

Utilities 0.5%
British Telecom PLC
7.875% due 12/15/2005		250	274
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008		640	729
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		5,500	5,522

			6,525

Total Corporate Bonds & Notes (Cost $45,197)			45,478

MUNICIPAL BONDS & NOTES 0.0%

Missouri Higher Education Loan Authority’s Student Loan Revenue Bonds, (Student Loans Insured), Series 1996
1.110% due 02/15/2026 (a)		500	500

Total Municipal Bonds & Notes (Cost $500)			500

U.S. GOVERNMENT AGENCIES 0.3%

Fannie Mae
3.092% due 09/01/2018 (a)		164	169
Government National Mortgage Association
6.500% due 05/15/2026-03/15/2033 (c)		4,277	4,518

Total U.S. Government Agencies (Cost $4,630)			4,687

U.S. TREASURY OBLIGATIONS 108.2%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007 (f)		221,829	244,540
3.625% due 01/15/2008		129,289	146,370
3.875% due 01/15/2009		180,598	209,854
4.250% due 01/15/2010		37,599	45,086
3.500% due 01/15/2011		66,814	77,943
3.375% due 01/15/2012		95,064	110,880
3.000% due 07/15/2012		193,552	220,369
1.875% due 07/15/2013		23,189	24,166
2.000% due 01/15/2014		40,216	42,211
3.625% due 04/15/2028		137,133	180,747
3.875% due 04/15/2029		171,324	236,427

Total U.S. Treasury Obligations (Cost $1,458,452)			1,538,593

MORTGAGE-BACKED SECURITIES 0.1%

Bear Stearns Adjustable Rate Mortgage Trust
3.961% due 11/25/2030 (a)		1,368	1,368

Total Mortgage-Backed Securities (Cost $1,369)			1,368

ASSET-BACKED SECURITIES 0.5%

Bear Stearns Asset-Backed Securities, Inc.
1.540% due 07/25/2033 (a)		1,355	1,359
Redwood Capital Ltd.
3.462% due 01/01/2006 (a)		4,900	4,922
Residential Asset Securities Corp.
1.390% due 01/25/2034 (a)		481	483

Total Asset-Backed Securities (Cost $6,736)			6,764

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j) 1.5%

Caisse d’Amortissement de la Dette Sociale
3.800% due 07/25/2006 (b)	EC	10,716	14,108
Pylon Ltd.
3.553% due 12/18/2008 (a)		3,200	3,977
Republic of France
3.000% due 07/25/2012 (b)		2,597	3,537

Total Foreign Currency-Denominated Issues (Cost $20,131)			21,622

SHORT-TERM INSTRUMENTS 3.7%

Commercial Paper 3.0%
Fannie Mae
1.015% due 06/30/2004		14,200	14,163
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		28,600	28,600

			42,763

Repurchase Agreement 0.5%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $7,027. Repurchase proceeds are $6,886.)		6,886	6,886

U.S. Treasury Bills 0.2%
0.930% due 06/03/2004-06/17/2004 (c)(e)(f)		3,500	3,493

Total Short-Term Instruments (Cost $53,144)			53,142

Total Investments 117.5% (Cost $1,590,159)			$1,672,154

Written Options (g) (0.1%) (Premiums $1,667)			(1,731)

Other Assets and Liabilities (Net) (17.4%)			(247,810)

Net Assets 100.0%			$1,422,613

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	1,600	$18
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		1,100	13
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		1,400	13
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009		$4,000	(149)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033		25,000	(95)

			$(200)

(e)	Securities with an aggregate market value of $2,246 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Securities with an aggregate market value of $877 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

U.S. Treasury 10-Year Note Long Futures	06/2004	370	$637

See accompanying notes | 3.31.04 | Annual Report	55

Schedule of Investments (Cont.)

Real Return Portfolio

March 31, 2004

(g)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Call - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%**	06/14/2004	$10,000	$70	$46
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	45,200	497	944
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	45,200	271	21
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	44,800	390	671
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	44,800	439	49

						$1,667	$1,731

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.750	08/15/2010	3,200	$3,675	$3,685
U.S. Treasury Note	3.625	05/15/2013	2,000	1,988	2,000
U.S. Treasury Note	4.250	08/15/2013	26,300	27,261	26,636

				$32,924	$32,321

(i)	Foreign forward currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Buy	EC	18	04/2004	$0	$0	$0
Sell		16,184	04/2004	121	0	121

				$121	$0	$121

(j)	Principal amount denoted in indicated currency:

EC	- Euro

56	Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

Short-Term Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 10.7%

Banking & Finance 5.4%
Bear Stearns Cos., Inc.
1.670% due 07/15/2005 (a)	$8,615	$8,675
CIT Group, Inc.
2.440% due 07/30/2004 (a)	20,800	20,887
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	25,120	27,053
Duke Capital Corp.
7.250% due 10/01/2004	2,500	2,567
First Union National Bank
6.180% due 02/15/2036	600	681
Ford Motor Credit Co.
1.370% due 04/26/2004 (a)	16,700	16,698
1.320% due 06/02/2004 (a)	5,000	4,998
1.730% due 06/21/2004 (a)	280	280
6.700% due 07/16/2004	9,408	9,545
2.995% due 10/25/2004 (a)	120	121
7.500% due 03/15/2005	3,500	3,679
7.600% due 08/01/2005	50	53
General Motors Acceptance Corp.
1.401% due 04/05/2004 (a)	1,000	1,000
1.930% due 05/04/2004 (a)	1,700	1,701
1.820% due 05/17/2004 (a)	8,200	8,204
2.370% due 10/20/2005 (a)	25,820	26,018
Goldman Sachs Group, Inc.
1.280% due 01/09/2007 (a)	8,100	8,110
Household Finance Corp.
6.700% due 11/15/2005	10,140	10,894
Lehman Brothers Holdings, Inc.
7.375% due 05/15/2004	1,020	1,027
MBNA America Bank National Association
1.550% due 05/12/2004 (a)	1,100	1,100
Morgan Stanley Dean Witter& Co.
1.500% due 01/12/2007 (a)	7,850	7,862
National Australia Bank Ltd.
1.170% due 05/28/2004 (a)	25,000	25,003
National Rural Utilities Cooperative Finance Corp.
5.500% due 01/15/2005	1,267	1,306
Newcourt Credit Group, Inc.
6.875% due 02/16/2005	6,550	6,847
Nordea Bank Denmark
1.520% due 05/28/2007 (a)	6,100	6,101
State Street Capital Trust II
1.620% due 02/15/2008 (a)	4,000	4,031
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	22,850	22,834

		227,275

Industrials 2.4%
Alcan, Inc.
1.370% due 12/08/2004 (a)	9,370	9,373
Consolidated Natural Gas Co.
7.375% due 04/01/2005	2,330	2,459
Cox Radio, Inc.
6.625% due 02/15/2006	450	486
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	21,700	21,707
7.400% due 01/20/2005	250	261
7.750% due 06/15/2005	175	188
Duke Energy Field Services LLC
7.500% due 08/16/2005	3,700	3,981
Electric Lightwave, Inc.
6.050% due 05/15/2004	575	577
FedEx Corp.
1.390% due 04/01/2005 (a)	6,000	5,997
Halliburton Co.
2.620% due 10/17/2005	1,000	1,011
1.870% due 01/26/2007 (a)	9,400	9,344
International Business Machines Corp.
6.220% due 08/01/2027	500	543
Jones Intercable, Inc.
8.875% due 04/01/2007	7,360	7,451
Kraft Foods, Inc.
1.320% due 11/26/2004 (a)	11,000	11,007
TCI Communications, Inc.
8.650% due 09/15/2004	8,250	8,538
Time Warner, Inc.
7.975% due 08/15/2004	9,425	9,637
7.750% due 06/15/2005	775	829
Walt Disney Co.
4.500% due 09/15/2004	5,000	5,073
Weyerhaeuser Co.
5.500% due 03/15/2005	4,500	4,669

		103,131

Utilities 2.9%
AEP Texas Central Co.
3.000% due 02/15/2005	9,000	9,103
Appalachian Power Co.
4.800% due 06/15/2005	1,190	1,233
Centerior Energy Corp.
7.670% due 07/01/2004	2,700	2,739
DTE Energy Co.
6.000% due 06/01/2004	9,775	9,843
Entergy Gulf States, Inc.
8.250% due 04/01/2004	3,150	3,150
2.010% due 06/18/2007 (a)	7,450	7,480
3.600% due 06/01/2008	8,850	8,838
Niagara Mohawk Power Corp.
8.000% due 06/01/2004	2,153	2,175
6.625% due 07/01/2005	2,000	2,127
Ohio Edison Co.
4.000% due 05/01/2008	6,325	6,408
Ohio Power Co.
6.730% due 11/01/2004	1,200	1,237
Pacific Gas& Electric Co.
1.810% due 04/03/2006 (a)	3,910	3,912
8.333% due 10/31/2049 (a)	1,500	1,500
Pepco Holding, Inc.
1.920% due 11/15/2004 (a)	4,000	4,000
3.750% due 02/15/2006	7,867	8,067
Southern California Edison Co.
5.875% due 09/01/2004	9,400	9,547
Sprint Capital Corp.
5.875% due 05/01/2004	5,000	5,015
7.900% due 03/15/2005	25,140	26,584
TXU Corp.
8.250% due 04/01/2004	7,300	7,300

		120,258

Total Corporate Bonds & Notes (Cost $447,699)		450,664

MUNICIPAL BONDS & NOTES 0.9%

California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004 (a)	13,200	13,225
Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2002 1.089% due 09/01/2036 (a)	3,500	3,500
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 09/01/2043 (a)	13,100	13,100
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.088% due 09/01/2042 (a)	10,100	10,100

Total Municipal Bonds& Notes (Cost $39,908)		39,925

U.S. GOVERNMENT AGENCIES 7.4%

Fannie Mae
7.000% due 05/01/2004	3	3
5.500% due 04/05/2006-07/25/2029 (c)	2,005	2,006
2.590% due 05/05/2006	59,300	59,377
6.500% due 06/01/2006-12/25/2042 (c)	1,464	1,554
7.109% due 11/01/2006	2,637	2,868
4.020% due 10/08/2008	4,000	4,002
5.750% due 12/25/2008	6,208	6,302
7.480% due 02/01/2010	752	882
7.270% due 05/01/2010	1,055	1,231
9.000% due 04/01/2020-01/01/2026 (c)	829	927
9.500% due 07/01/2021-06/01/2025 (c)	740	829
2.243% due 09/25/2023-10/25/2023 (a)c	873	889
3.336% due 11/01/2025 (a)	519	532
8.000% due 10/01/2026	624	683
7.500% due 05/01/2028-09/01/2030 (c)	1,166	1,255
5.131% due 07/01/2029 (a)	255	265
6.912% due 09/01/2029 (a)	1,468	1,482
7.926% due 05/01/2030 (a)	109	114
7.364% due 06/01/2030 (a)	639	659
5.533% due 06/01/2032 (a)	1,076	1,113
1.490% due 06/25/2032 (a)	215	215
5.230% due 04/01/2033 (a)	277	284
1.220% due 03/25/2034 (a)	3,886	3,866
3.697% due 05/01/2036 (a)	4,396	4,517
3.978% due 05/01/2036 (a)	9	9
4.158% due 05/01/2036 (a)	543	559
5.260% due 12/01/2040 (a)	1,801	1,863
Federal Farm Credit Bank
5.375% due 05/18/2006	3,000	3,016
Federal Home Loan Bank
5.700% due 06/07/2006	9,350	9,426
6.000% due 08/15/2026	455	458
Freddie Mac
3.750% due 04/15/2004	50,000	50,052
4.050% due 06/21/2005	22,400	22,539
6.500% due 05/01/2006-08/01/2032 (c)	8,191	8,609
3.200% due 04/09/2007	3,000	3,001
7.250% due 06/15/2007	71	71
5.750% due 04/29/2009 (c)	77,819	78,083
5.500% due 02/15/2016 (c)	3,482	3,528
5.000% due 09/15/2016	367	378
5.851% due 07/01/2019 (a)	32	33
5.250% due 04/15/2026	373	374
6.250% due 03/15/2028	10,000	10,379
6.000% due 04/15/2028-10/01/2033 (c)	1,677	1,727
3.849% due 03/01/2030 (a)	627	645
5.650% due 11/01/2031 (a)	3,950	4,090
Government National Mortgage Association
4.750% due 07/20/2026 (a)	131	134
8.500% due 12/20/2026-11/20/2027 (c)	219	240
4.375% due 01/20/2027 (a)	3,574	3,634
3.000% due 09/20/2029 (a)	2,010	2,020
3.500% due 10/20/2029 (a)	9,636	9,828
4.250% due 01/20/2030 (a)	126	128
1.490% due 06/20/2030 (a)	249	250
6.000% due 01/15/2032-03/15/2032 (c)	121	127
1.490% due 02/16/2032 (a)	1,047	1,049
1.590% due 04/16/2032 (a)	810	814
1.440% due 06/20/2032 (a)	855	857

Total U.S. Government Agencies (Cost $314,490)		313,776

See accompanying notes | 03.31.04 | Annual Report	57

Schedule of Investments (Cont.)

Short-Term Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

U.S. TREASURY OBLIGATIONS 5.5%

Treasury Inflation Protected Security (b)
3.625% due 01/15/2008	$64,977	$73,561
3.875% due 01/15/2009	3,432	3,989
U.S. Treasury Notes
1.875% due 12/31/2005	105,000	105,767
1.875% due 01/31/2006	4,400	4,431
1.625% due 02/28/2006	40,000	40,075
3.125% due 10/15/2008	3,100	3,164

Total U.S. Treasury Obligations (Cost $228,494)		230,987

MORTGAGE-BACKED SECURITIES 5.1%

Ameriquest Mortgage Securities, Inc.
1.570% due 02/25/2034 (a)	5,071	4,948
Bank of America Mortgage Securities, Inc.
5.512% due 05/25/2032 (a)	1,040	1,052
5.710% due 10/20/2032 (a)	6,151	6,330
6.500% due 02/25/2033	6,083	6,402
Bear Stearns Adjustable Rate Mortgage Trust
5.983% due 06/25/2032 (a)	1,338	1,365
5.291% due 10/25/2032 (a)	1,123	1,140
5.667% due 02/25/2033 (a)	157	158
4.825% due 12/25/2033 (a)	6,255	6,377
4.380% due 01/25/2034 (a)	5,988	6,079
4.948% due 01/25/2034 (a)	4,514	4,592
1.370% due 02/25/2034 (a)	17,780	17,824
Cendant Mortgage Corp.
6.385% due 12/25/2031 (a)	63	64
Commercial Mortgage Pass-Through Certificates
1.260% due 07/15/2015 (a)	3,709	3,711
Countrywide Home Loans, Inc.
5.351% due 03/19/2032 (a)	954	965
6.000% due 02/25/2033	300	305
1.370% due 05/25/2034 (a)(i)	1,900	1,898
CS First Boston Mortgage Securities Corp.
1.257% due 03/25/2032 (a)	4,162	4,110
1.480% due 05/25/2032 (a)	6,397	6,264
4.979% due 11/25/2032 (a)	1,024	1,038
2.360% due 08/25/2033 (a)	5,116	5,053
First Republic Mortgage Loan Trust
1.410% due 06/25/2030 (a)	2,424	2,419
1.440% due 11/15/2031 (a)	1,978	1,979
1.390% due 08/15/2032 (a)	7,648	7,653
GS Mortgage Securities Corp. II
1.320% due 11/15/2015 (a)	3,998	3,990
GSR Mortgage Loan Trust
1.490% due 11/25/2031 (a)	8,304	8,341
6.000% due 03/25/2032	993	1,021
Impac CMB Trust
1.540% due 09/25/2033 (a)	5,500	5,543
Indymac MBS, Inc.
5.790% due 06/25/2032 (a)	300	303
Long Beach Mortgage Loan Trust
1.340% due 09/25/2031 (a)	1,250	1,252
MASTR Asset Securitization Trust
5.500% due 09/25/2033	4,647	4,675
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	818	835
Sequoia Mortgage Trust
1.470% due 10/20/2027 (a)	4,140	4,140
1.440% due 07/20/2033 (a)	11,150	11,091
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (a)	8,435	8,408
1.440% due 03/19/2033 (a)	9,453	9,442
Structured Asset Securities Corp.
1.540% due 06/25/2017 (a)	231	231
1.390% due 10/25/2027 (a)	2,709	2,709
1.570% due 03/25/2031 (a)	70	70
1.380% due 02/25/2032 (a)	5,885	5,891
2.887% due 05/25/2032 (a)	1,917	1,954
1.590% due 07/25/2032 (a)	8,451	8,490
5.450% due 03/25/2033 (a)	8,330	8,537
1.590% due 11/25/2033 (a)	1,045	1,036
Summit Mortgage Trust
1.646% due 04/28/2035 (a)	280	276
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)	8,050	8,054
Washington Mutual Mortgage Securities Corp.
6.010% due 01/25/2031 (a)	314	314
5.390% due 02/25/2031 (a)	647	670
6.284% due 07/25/2032	3,676	3,757
5.160% due 10/25/2032 (a)	1,787	1,826
5.140% due 02/25/2033 (a)	5,569	5,729
5.420% due 02/25/2033 (a)	4,266	4,365
3.570% due 01/25/2041 (a)	63	63
2.640% due 06/25/2042 (a)	9,170	9,294
Wells Fargo Mortgage-Backed Securities Trust
6.431% due 10/25/2031 (a)	36	36

Total Mortgage-Backed Securities (Cost $213,897)		214,069

ASSET-BACKED SECURITIES 5.9%

AFC Home Equity Loan Trust
1.400% due 12/22/2027 (a)	232	233
Ameriquest Mortgage Securities, Inc.
1.862% due 11/25/2019 (a)	2,317	2,318
1.500% due 02/25/2033 (a)	2,193	2,204
1.500% due 03/25/2033 (a)	1,622	1,630
1.240% due 11/25/2033 (a)	7,567	7,568
Amortizing Residential Collateral Trust
1.350% due 09/25/2030 (a)	545	546
1.440% due 10/25/2031 (a)	5,043	5,061
1.380% due 07/25/2032 (a)	1,766	1,769
1.300% due 11/25/2032 (a)	802	803
Argent Securities, Inc.
1.540% due 09/25/2033 (a)	6,077	6,113
Asset Backed Securities Corp. Long Beach Home Equity Loan Trust
1.350% due 08/21/2030 (a)	6	6
Asset-Backed Securities Corp. Home Equity Loan Trust
1.460% due 06/21/2029 (a)	25	25
Bear Stearns Asset-Backed Securities, Inc.
1.420% due 10/25/2032 (a)	2,575	2,580
1.540% due 03/25/2043 (a)	11,654	11,689
Capital Asset Research Funding LP
6.400% due 12/15/2004	1,582	1,578
CDC Mortgage Capital Trust
1.380% due 01/25/2033 (a)	1,079	1,081
1.460% due 08/25/2033 (a)	2,828	2,836
Centex Home Equity Loan Trust
5.770% due 11/25/2027 (a)	442	442
1.330% due 03/25/2030 (a)	14,657	14,678
1.390% due 09/26/2033 (a)	5,882	5,896
Chase Funding Loan Acquisition Trust
1.240% due 12/25/2017 (a)	1,897	1,898
1.330% due 07/25/2030 (a)	1,556	1,558
1.440% due 07/25/2031 (a)	1,907	1,910
Chase Funding Mortgage Loan Asset-Backed Certificates
1.310% due 10/25/2030 (a)	195	196
CIT Group Home Equity Loan Trust
1.360% due 06/25/2033 (a)	1,077	1,079
ContiMortgage Home Equity Loan Trust
1.390% due 03/15/2024 (a)	484	485
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)	2,218	2,220
1.190% due 06/25/2021 (a)	1,399	1,400
1.350% due 05/25/2032 (a)	3,750	3,758
1.460% due 05/25/2032 (a)	3,839	3,851
1.510% due 04/25/2033 (a)	1,110	1,116
Credit-Based Asset Servicing & Securitization LLC
1.410% due 06/25/2032 (a)	2,087	2,092
CS First Boston Mortgage Securities Corp.
1.400% due 01/25/2032 (a)	1,430	1,434
1.530% due 08/25/2032 (a)	3,124	3,130
EQCC Home Equity Loan Trust
7.067% due 11/25/2024 (a)	153	153
Equity One ABS, Inc.
1.390% due 04/25/2034 (a)	14,519	14,522
Financial Asset Securities Corp. AAA Trust
1.220% due 09/25/2033 (a)	3,573	3,571
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.440% due 09/25/2032 (a)	7,915	7,922
2.820% due 02/25/2034 (a)	7,164	7,314
Fremont Home Loan Trust
1.430% due 02/25/2033 (a)	2,881	2,886
GMAC Mortgage Corp. Loan Trust
6.390% due 05/25/2027 (a)	430	432
Home Equity Asset Trust
1.390% due 11/25/2032 (a)	1,175	1,178
1.500% due 03/25/2033 (a)	3,164	3,176
Home Equity Mortgage Trust
1.490% due 09/25/2033 (a)	3,165	3,174
1.510% due 01/15/2034 (a)	3,188	3,204
1.280% due 06/25/2034 (a)	11,970	11,979
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	1,902	1,909
Irwin Home Equity Loan Trust
1.460% due 02/25/2012 (a)	374	375
1.610% due 06/25/2028 (a)	4,103	4,123
1.380% due 06/25/2029 (a)	5,109	5,120
1.360% due 07/25/2032 (a)	4,191	4,199
Long Beach Mortgage Loan Trust
1.440% due 03/25/2032 (a)	4,869	4,879
1.370% due 07/25/2032 (a)	908	909
1.490% due 03/25/2033 (a)	3,557	3,574
Merrill Lynch Mortgage Investors, Inc.
1.410% due 05/25/2033 (a)	913	915
1.450% due 11/25/2033 (a)	1,424	1,429
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.430% due 08/25/2033 (a)	6,629	6,638
Morgan Stanley Dean Witter Capital I, Inc.
1.460% due 07/25/2030 (a)	1,871	1,878
1.420% due 07/25/2032 (a)	2,478	2,486
1.390% due 09/25/2032 (a)	1,991	1,992
1.510% due 11/25/2032 (a)	1,491	1,499
Novastar Home Equity Loan
1.420% due 09/25/2031 (a)	1,075	1,077
Renaissance Home Equity Loan Trust
1.440% due 08/25/2032 (a)	1,422	1,425
1.530% due 08/25/2033 (a)	4,028	4,051
1.590% due 12/25/2033 (a)	7,409	7,455
Residential Asset Mortgage Products, Inc.
1.430% due 08/25/2033 (a)	3,522	3,501
1.420% due 12/25/2033 (a)	10,019	10,025
Residential Asset Securities Corp.
1.320% due 09/25/2031 (a)	2,695	2,699
Salomon Brothers Mortgage Securities VII, Inc.
1.390% due 03/25/2032 (a)	3,198	3,205
Saxon Asset Securities Trust
1.360% due 01/25/2032 (a)	1,517	1,520
1.490% due 12/25/2032 (a)	3,156	3,167
Specialty Underwriting & Residential Finance
1.430% due 01/25/2034 (a)	2,913	2,918
1.420% due 06/25/2034 (a)	7,254	7,262
Terwin Mortgage Trust
1.670% due 09/25/2033 (a)	5,206	5,209
WMC Mortgage Loan
1.430% due 05/15/2030 (a)	1,414	1,419

Total Asset-Backed Securities (Cost $250,949)		251,552

58	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%
America Online, Inc.
0.000% due 12/06/2019	$13,040	$8,313

Total Convertible Bonds & Notes (Cost $8,180)		8,313

SHORT-TERM INSTRUMENTS 64.4%

Certificates of Deposit 4.2%
Chase Manhattan Bank USA
1.030% due 04/15/2004	50,000	50,000
Citibank New York N.A.
1.040% due 06/10/2004	81,600	81,600
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	47,000	47,000

		178,600

Commercial Paper 47.8%
ABN AMRO North America, Inc.
1.030% due 04/28/2004	20,000	19,985
Altria Group, Inc.
1.800% due 10/29/2004	13,600	13,600
Barclays U.S. Funding Corp.
1.060% due 04/06/2004	5,500	5,499
1.030% due 05/21/2004	2,600	2,596
CBA (de) Finance
1.050% due 04/07/2004	5,000	4,999
CDC Commercial Corp.
1.020% due 06/07/2004	81,700	81,542
Danske Corp.
1.030% due 05/11/2004	30,000	29,966
Fannie Mae
1.010% due 05/19/2004	67,800	67,709
1.010% due 05/20/2004	42,100	42,043
1.010% due 05/26/2004	58,900	58,810
1.010% due 06/02/2004	204,100	203,735
1.010% due 06/09/2004	36,000	35,928
1.010% due 06/16/2004	40,600	40,511
1.000% due 06/23/2004	84,900	84,696
1.020% due 06/30/2004	38,800	38,699
1.000% due 07/01/2004	191,800	191,296
1.010% due 07/20/2004	42,200	42,065
Federal Home Loan Bank
0.995% due 04/07/2004	41,700	41,693
1.010% due 04/23/2004	50,000	49,970
1.010% due 05/19/2004	100,000	99,867
1.000% due 05/28/2004	25,200	25,160
Freddie Mac
1.000% due 04/13/2004	100,000	99,967
1.005% due 04/27/2004	75,000	74,945
1.022% due 05/04/2004	50,000	49,953
1.010% due 05/25/2004	38,800	38,742
1.010% due 06/15/2004	14,800	14,768
1.010% due 07/15/2004	42,100	41,972
General Electric Capital Corp.
1.090% due 04/14/2004	50,000	49,980
Kraft Foods, Inc.
2.080% due 05/25/2004	11,000	11,000
Nestle Capital Corp.
1.020% due 05/06/2004	20,000	19,980
Pfizer, Inc.
1.010% due 06/01/2004	40,700	40,628
1.015% due 06/17/2004	53,900	53,780
1.015% due 06/18/2004	31,700	31,629
Royal Bank of Scotland PLC
1.010% due 04/12/2004	30,000	29,990
1.025% due 05/06/2004	40,700	40,659
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	114,400	114,400
UBS Finance, Inc.
1.030% due 04/13/2004	22,000	21,993
1.020% due 06/08/2004	100,600	100,403
1.020% due 06/23/2004	300	299
1.025% due 06/29/2004	3,600	3,591

		2,019,048

Repurchase Agreement 0.1%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $3,452. Repurchase proceeds are $3,380.)	3,380	3,380

U.S. Treasury Bills 12.3%
1.026% due 04/29/2004 - 06/17/2004 (c)(d)(f)	523,245	522,413

Total Short-Term Instruments (Cost $2,723,526)		2,723,441

Total Investments 100.1% (Cost $4,227,143)		$4,232,727

Written Options (g) (0.0)% (Premiums $7,181)		(2,198)

Other Assets and Liabilities (Net) (0.1)%		(4,053)

Net Assets 100.0%		$4,226,476

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $1,498 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.400% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	$4,300	$2
Receive a fixed rate equal to 0.410% and the Portfolio will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	10,000	4
Receive a fixed rate equal to 0.710% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	13,250	5
Receive a fixed rate equal to 1.250% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	2,000	17
Receive a fixed rate equal to 1.300% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	16,900	151
Receive a fixed rate equal to 1.310% and the Portfolio will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	5,000	45
Receive a fixed rate equal to 1.000% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/11/2005	650	1
Receive a fixed rate equal to 1.000% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/17/2005	3,745	7
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005	5,000	(345)

		$(113)

(f)	Securities with an aggregate market value of $3,039 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation

U.S. Treasury 10-Year
Note Long Futures	06/2004	1,006	$1,658

See accompanying notes | 03.31.04 | Annual Report	59

Schedule of Investments (Cont.)

Short-Term Portfolio

March 31, 2004

(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	549	$291	$34
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	549	315	558
Put - CME Eurodollar June Futures	97.000	06/14/2004	3,251	3,566	20
Put - CME Eurodollar June Futures	97.250	06/14/2004	667	882	8

				$5,054	$620

Name of Issuer	Counterparty	Exercise Price / Rate		Expiration Date	Notional Amount	Premium	Value

Call - AOL Time Warner, Inc. 0.000% due 10/01/2006	Merrill Lynch & Co., Inc.	$63.976		12/06/2004	$10,940	$0	$223
Put - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3.000	%*	06/14/2004	210,000	1,234	40
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%**	01/07/2005	21,430	473	22
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	21,430	420	1,293

						$2,127	$1,578

*	The Portfolio will pay a floating rate based on 3-month LIBOR.
**	The Portfolio will receive a floating rate based on 3-month LIBOR.

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	2,850	$3,220	$3,225
U.S. Treasury Note	4.250	08/15/2013	93,710	97,137	95,820

				$100,357	$99,045

(i)	The aggregate value of fair valued securities is $1,900, which is 0.05% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

60	PIMCO Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

Short-Term Portfolio II

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 6.2%

Banking & Finance 2.1%
Bear Stearns Cos., Inc.
1.670% due 07/15/2005 (a)	$199	$200
CIT Group, Inc.
7.125% due 10/15/2004	189	195
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	100	108
Duke Capital Corp.
7.250% due 10/01/2004	700	719
Ford Motor Credit Co.
6.700% due 07/16/2004	9,830	9,974
7.500% due 03/15/2005	653	686
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	2	2
5.360% due 07/27/2004	5,000	5,062
2.370% due 10/20/2005 (a)	8,060	8,122
1.995% due 05/18/2006 (a)	5,800	5,783
Goldman Sachs Group, Inc.
1.280% due 01/09/2007 (a)	4,135	4,140
Household Finance Corp.
6.700% due 11/15/2005	2,920	3,137
Morgan Stanley Dean Witter & Co.
1.500% due 01/12/2007 (a)	3,980	3,986
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	2,000	2,008
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	6,000	5,996
Wells Fargo & Co.
1.170% due 10/01/2004 (a)	80	80

		50,198

Industrials 2.8%
Abitibi-Consolidated, Inc.
8.300% due 08/01/2005	3,710	3,888
Alcan, Inc.
1.370% due 12/08/2004 (a)	2,760	2,761
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	432	432
7.400% due 01/20/2005	6,296	6,583
Duke Energy Field Services LLC
7.500% due 08/16/2005	420	452
FedEx Corp.
1.390% due 04/01/2005 (a)	2,380	2,379
Fort James Corp.
6.625% due 09/15/2004	20	20
Halliburton Co.
2.620% due 10/17/2005	300	303
1.870% due 01/26/2007 (a)	3,100	3,082
Hilton Hotels Corp.
7.000% due 07/15/2004	198	201
ITT Corp.
6.750% due 11/15/2005	2,250	2,379
Jones Intercable, Inc.
8.875% due 04/01/2007	6,700	6,783
Lenfest Communications, Inc.
8.375% due 11/01/2005	5,727	6,285
MGM Mirage, Inc.
6.950% due 02/01/2005	3,261	3,395
Mirage Resorts, Inc.
6.625% due 02/01/2005	2,940	3,058
News America Holdings
7.430% due 10/01/2026	1,500	1,751
Owens-Illinois, Inc.
1.000% due 04/01/2008 (a)	4,300	4,312
PanAmSat Corp.
6.125% due 01/15/2005	50	51
Park Place Entertainment Corp.
7.875% due 12/15/2005	500	534
Pioneer National Resources Co.
8.875% due 04/15/2005	3,189	3,390
Qwest Corp.
7.200% due 11/01/2004	2,400	2,472
Time Warner, Inc.
7.975% due 08/15/2004	188	193
Tyco International Group S.A.
5.875% due 11/01/2004	5,000	5,114
6.375% due 06/15/2005	2,305	2,414
Weyerhaeuser Co.
5.500% due 03/15/2005	1,584	1,643
Yum! Brands, Inc.
7.450% due 05/15/2005	3,800	4,042

		67,917

Utilities 1.3%
AEP Texas Central Co.
3.000% due 02/15/2005	200	202
Centerior Energy Corp.
7.670% due 07/01/2004	500	507
Dominion Resources, Inc.
7.820% due 09/15/2004	700	720
Edison International, Inc.
6.875% due 09/15/2004	4,595	4,687
Entergy Gulf States, Inc.
3.600% due 06/01/2008	4,400	4,394
Florida Power Corp.
6.720% due 07/01/2005	500	530
Illinois Power Co.
6.750% due 03/15/2005	2,000	2,070
Niagara Mohawk Power Corp.
8.000% due 06/01/2004	700	707
Ohio Edison Co.
4.000% due 05/01/2008	40	41
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	3,790	3,792
Pepco Holding, Inc.
1.920% due 11/15/2004 (a)	1,500	1,500
3.750% due 02/15/2006	3,300	3,384
Sprint Capital Corp.
5.875% due 05/01/2004	3,925	3,937
7.900% due 03/15/2005	5,750	6,080

		32,551

Total Corporate Bonds & Notes (Cost $150,039)		150,666

MUNICIPAL BONDS & NOTES 1.1%

Arizona Educational Loan Marketing Corp. Educational Loan Revenue Bonds, (GTD Student Loans Insured), Series 2004
1.100% due 12/01/2038 (a)	8,000	8,000
1.110% due 12/01/2038 (a)	4,000	4,000

California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004 (a)	100	100

City of New York Municipal Water Finance Authority, New York, Water & Sewer System Revenue Bonds, Series 2004-C
5.000% due 06/15/2035	1,000	1,040

Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.089% due 09/01/2036 (a)	2,000	2,000

Missouri Higher Education Authority Student Loan Revenue Bonds, Series 2003
1.150% due 09/01/2043 (a)	2,000	2,000

Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 09/01/2043 (a)	5,250	5,250

Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.088% due 09/01/2042 (a)	3,200	3,200

Total Municipal Bonds & Notes (Cost $25,587)		25,590

U.S. GOVERNMENT AGENCIES 6.8%

Fannie Mae
2.590% due 05/05/2006	65,100	65,185
7.040% due 09/07/2007	350	359
4.020% due 10/08/2008	2,000	2,001
6.400% due 05/14/2009	5,000	5,030
3.125% due 07/01/2017 (a)	34	35
5.500% due 07/01/2017-04/01/2019 (c)	16,008	16,699
3.150% due 11/01/2017 (a)	23	23
5.980% due 12/01/2017 (a)	8	8
3.143% due 01/01/2018 (a)	106	108
3.152% due 01/01/2018-11/01/2018 (a)(c)	87	89
3.171% due 11/01/2018 (a)	32	32
3.071% due 02/01/2019 (a)	2	2
1.593% due 02/25/2022 (a)	7	7
1.693% due 08/25/2022 (a)	5	5
2.093% due 08/25/2022 (a)	5	5
1.793% due 09/25/2022 (a)	4	4
1.593% due 12/25/2022 (a)	4	4
1.743% due 12/25/2022 (a)	5	5
1.943% due 02/25/2023 (a)	3	3
2.243% due 09/25/2023 (a)	476	485
4.891% due 02/01/2024 (a)	15	16
4.859% due 06/01/2024 (a)	15	15
1.593% due 07/18/2027 (a)	30	30
1.543% due 09/17/2027 (a)	50	50
3.485% due 09/01/2031 (a)	570	585
4.924% due 09/01/2031 (a)	169	175
1.220% due 03/25/2034 (a)	19,781	19,674
2.644% due 10/01/2040 (a)	106	109
Freddie Mac
3.200% due 04/09/2007	1,700	1,701
5.750% due 04/29/2009	41,800	41,941
7.000% due 01/15/2010	765	771
3.000% due 11/01/2016 (a)	150	154
3.150% due 06/01/2017 (a)	39	40
3.152% due 09/01/2017 (a)	30	30
3.750% due 06/01/2018 (a)	153	156
4.000% due 11/01/2018 (a)	86	89
1.775% due 03/15/2020 (a)	2	2
5.000% due 05/15/2021	1,467	1,514
1.525% due 01/15/2022 (a)	1	1
1.875% due 03/15/2023 (a)	6	6
3.458% due 12/01/2025 (a)	54	57
5.749% due 11/01/2028 (a)	111	115
5.500% due 08/15/2030	5,834	5,901
5.282% due 02/01/2036 (a)	70	72
Government National Mortgage Association
4.750% due 07/20/2027 (a)	76	78
3.500% due 04/20/2030 (a)	122	124

Total U.S. Government Agencies (Cost $163,344)		163,495

U.S. TREASURY OBLIGATIONS 1.4%

Treasury Inflation Protected Security (b)
3.625% due 01/15/2008	355	402
3.875% due 01/15/2009	23	26
U.S. Treasury Note
1.625% due 02/28/2006	34,500	34,565

Total U.S. Treasury Obligations (Cost $35,020)		34,993

See accompanying notes | 03.31.04 | Annual Report	61

Schedule of Investments (Cont.)

Short-Term Portfolio II

March 31, 2004

	Principal Amount (000s)	Value (000s)

MORTGAGE-BACKED SECURITIES 2.3%

Ameriquest Mortgage Securities, Inc.
1.570% due 02/25/2034 (a)	$538	$525
Amortizing Residential Collateral Trust
1.410% due 07/25/2032 (a)	523	524
Bear Stearns Adjustable Rate Mortgage Trust
5.983% due 06/25/2032 (a)	29	30
4.825% due 12/25/2033 (a)	2,334	2,379
4.380% due 01/25/2034 (a)	2,507	2,545
4.948% due 01/25/2034 (a)	1,382	1,406
1.370% due 02/25/2034 (a)	3,905	3,914
Cendant Mortgage Corp.
6.393% due 12/25/2031 (a)	63	64
Commercial Mortgage Pass-Through Certificates
1.260% due 07/15/2015 (a)	3,709	3,711
Countrywide Home Loans, Inc.
4.969% due 09/19/2032 (a)	397	406
1.370% due 05/25/2034 (a)(j)	5,000	4,995
CS First Boston Mortgage Securities Corp.
1.210% due 02/15/2014 (a)(j)	6,700	6,694
1.450% due 03/25/2032 (a)	234	231
1.430% due 07/25/2032 (a)	4	4
FFCA Secured Lending Corp.
7.850% due 05/18/2026	300	329
First Republic Mortgage Loan Trust
1.390% due 08/15/2032 (a)	3,867	3,869
GS Mortgage Securities Corp. II
1.320% due 11/15/2015 (a)	3,349	3,342
GSRPM Mortgage Loan Trust
1.790% due 01/25/2032 (a)	2,500	2,513
Harborview Mortgage Loan Trust
1.460% due 02/25/2034 (a)	9,279	9,278
Residential Funding Mortgage Securities I
6.500% due 07/25/2014	2,681	2,694
Sequoia Mortgage Trust
1.470% due 10/20/2027 (a)	2,112	2,112
Structured Asset Securities Corp.
1.590% due 07/25/2032 (a)	50	50
1.380% due 01/25/2033 (a)	380	380
1.590% due 11/25/2033 (a)	2,122	2,103
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)	50	50
Washington Mutual Mortgage Securities Corp.
2.640% due 06/25/2042 (a)	2,000	2,027

		56,175

Total Mortgage-Backed Securities (Cost $56,161)		56,175

ASSET-BACKED SECURITIES 3.7%

ACE Securities Corp.
1.210% due 02/25/2034 (a)	3,700	3,698
Ameriquest Mortgage Securities, Inc.
1.360% due 08/25/2032 (a)	2,013	2,016
1.500% due 02/25/2033 (a)	219	220
1.500% due 03/25/2033 (a)	184	185
1.240% due 11/25/2033 (a)	2,283	2,283
Amortizing Residential Collateral Trust
1.380% due 07/25/2032 (a)	1,347	1,350
Argent Securities, Inc.
1.540% due 09/25/2033 (a)	645	648
Asset Backed Securities Corp. Home Equity
1.360% due 01/15/2033 (a)	1,033	1,034
Asset Backed Securities Corp. Long Beach Home Equity Loan Trust
1.350% due 08/21/2030 (a)	2	2
CDC Mortgage Capital Trust
1.430% due 01/25/2032 (a)	25	25
1.460% due 08/25/2033 (a)	1,579	1,584
Centex Home Equity Loan Trust
1.390% due 09/26/2033 (a)	3,442	3,450
Chase Funding Loan Acquisition Trust
1.440% due 07/25/2031 (a)	12	12
Chase Funding Mortgage Loan Asset-Backed Certificates
1.310% due 10/25/2030 (a)	20	20
1.410% due 08/25/2032 (a)	1,513	1,517
Citifinancial Mortgage Securities, Inc.
1.390% due 01/25/2033 (a)	203	203
Contimortgage Home Equity Trust
1.430% due 03/15/2027 (a)	9	9
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)	2,201	2,203
1.640% due 11/25/2028 (a)	2,852	2,855
1.350% due 05/25/2032 (a)	1,438	1,440
1.460% due 05/25/2032 (a)	1,212	1,216
Credit-Based Asset Servicing and Securitization
1.340% due 09/25/2033 (a)	1,470	1,470
CS First Boston Mortgage Securities Corp.
1.530% due 08/25/2032 (a)	16	16
1.540% due 10/25/2032 (a)	47	47
Equity One ABS, Inc.
1.370% due 11/25/2032 (a)	2,364	2,369
1.210% due 12/25/2033 (a)	451	452
Financial Asset Securities Corp. AAA Trust
1.220% due 09/25/2033 (a)	20	20
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)	2,178	2,224
Fremont Home Loan Trust
1.430% due 02/25/2033 (a)	67	67
GSAMP Trust
6.000% due 10/25/2033 (a)	6,500	6,501
Home Equity Asset Trust
1.550% due 02/25/2033 (a)	2,726	2,743
1.500% due 03/25/2033 (a)	297	298
Home Equity Mortgage Trust
1.490% due 07/25/2033 (a)	7,720	7,721
1.510% due 01/15/2034 (a)	319	321
1.340% due 04/25/2034 (a)	3,229	3,232
1.280% due 06/25/2034 (a)	6,033	6,038
Indy Mac Home Equity Loan Asset-Backed Trust
1.250% due 09/25/2019 (a)	618	619
Irwin Home Equity Loan Trust
1.610% due 06/25/2028 (a)	32	32
Long Beach Mortgage Loan Trust
1.370% due 07/25/2031 (a)	315	316
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.430% due 08/25/2033 (a)	45	45
Morgan Stanley Dean Witter Capital I, Inc.
1.460% due 07/25/2030 (a)	583	586
NationsCredit Home Equity Loan Trust
6.500% due 10/15/2028 (j)	97	97
Navistar Financial Corp. Owner Trust
4.090% due 07/17/2006	1,412	1,423
Novastar Home Equity Loan
1.365% due 04/25/2028 (a)	15	15
1.420% due 09/25/2031 (a)	857	859
Renaissance Home Equity Loan Trust
1.530% due 08/25/2033 (a)	27	27
Residential Asset Mortgage Products, Inc.
1.420% due 12/25/2033 (a)	3,275	3,278
Residential Asset Securities Corp.
1.250% due 02/25/2021 (a)	4,372	4,376
1.210% due 06/25/2025 (a)	7,568	7,572
1.320% due 09/25/2031 (a)	1,282	1,284
Residential Funding Mortgage Securities II
1.190% due 04/25/2010 (a)	420	421
Saxon Asset Securities Trust
1.360% due 01/25/2032 (a)	729	730
1.490% due 12/25/2032 (a)	19	20
Sears Credit Account Master Trust
5.250% due 10/16/2008	963	974
Structured Asset Investment Loan Trust
1.190% due 04/25/2033 (a)	1,332	1,332
1.210% due 05/25/2033 (a)	839	839
SVO Timeshare Mortgage Corp.
5.470% due 12/20/2006	625	650
Terwin Mortgage Trust
1.670% due 06/25/2033 (a)	27	27
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)	4,016	3,997

Total Asset-Backed Securities (Cost $88,889)		89,008

SOVEREIGN ISSUES 0.8%

Republic of Brazil
2.000% due 04/15/2006 (a)	3,440	3,378
10.000% due 01/16/2007	20	22
2.062% due 04/15/2009 (a)	2,621	2,469
2.062% due 04/15/2012 (a)	15,000	13,220
United Mexican States
8.500% due 02/01/2006	150	167

Total Sovereign Issues (Cost $19,687)		19,256

CONVERTIBLE BONDS & NOTES 0.4%

Industrials 0.4%
America Online, Inc.
0.000% due 12/06/2019	14,120	9,002

Total Convertible Bonds & Notes (Cost $8,922)		9,002

SHORT-TERM INSTRUMENTS 78.0%

Certificates of Deposit 4.6%
Chase Manhattan Bank USA
1.030% due 04/15/2004	25,000	25,000
1.030% due 05/28/2004	16,800	16,800
Citibank New York N.A.
1.040% due 05/05/2004	26,800	26,800
1.040% due 05/24/2004	15,000	15,000
1.040% due 06/04/2004	1,500	1,500
1.030% due 06/10/2004	100	100
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	25,000	25,000

		110,200

Commercial Paper 59.2%
ABN AMRO North America, Inc.
1.025% due 06/07/2004	30,000	29,942
Altria Group, Inc.
1.800% due 10/29/2004	7,700	7,700
Barclays U.S. Funding Corp.
1.030% due 04/20/2004	20,000	19,989
CBA (de) Finance
1.050% due 04/07/2004	20,000	19,996
CDC Commercial Corp.
1.020% due 06/07/2004	27,300	27,247
Danske Corp.
1.030% due 04/14/2004	20,000	19,992
1.030% due 05/10/2004	10,000	9,989
European Investment Bank
1.015% due 04/13/2004	50,000	49,983
Fannie Mae
1.005% due 05/19/2004	36,500	36,451
1.010% due 05/19/2004	6,100	6,092
1.010% due 05/20/2004	21,600	21,571
1.010% due 05/26/2004	66,000	65,899
1.010% due 06/02/2004	86,800	86,645
1.010% due 06/16/2004	20,800	20,754
1.000% due 06/23/2004	55,400	55,267
1.015% due 06/30/2004	24,200	24,137
1.020% due 06/30/2004	20,900	20,846
1.005% due 07/01/2004	21,600	21,543
1.010% due 07/01/2004	68,400	68,220

62	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

1.010% due 07/20/2004	$21,600	$21,531
Federal Home Loan Bank
0.995% due 04/07/2004	5,000	4,999
1.020% due 04/16/2004	20,000	19,992
1.010% due 04/21/2004	20,000	19,989
1.010% due 05/19/2004	60,000	59,920
1.010% due 05/26/2004	44,000	43,933
1.000% due 05/28/2004	21,700	21,666
Freddie Mac
1.000% due 04/13/2004	50,000	49,983
1.010% due 04/20/2004	30,000	29,984
1.005% due 04/27/2004	10,000	9,993
1.010% due 04/27/2004	80,000	79,942
1.015% due 05/11/2004	30,000	29,966
1.010% due 05/18/2004	20,900	20,873
1.005% due 05/25/2004	20,900	20,868
1.010% due 05/25/2004	20,800	20,769
1.000% due 06/01/2004	21,700	21,662
1.010% due 06/15/2004	43,200	43,107
1.010% due 07/15/2004	21,600	21,534
General Electric Capital Corp.
1.040% due 04/19/2004	20,000	19,990
1.040% due 05/11/2004	10,000	9,988
HBOS Treasury Services PLC
1.030% due 06/16/2004	3,500	3,492
1.030% due 06/22/2004	28,200	28,133
1.040% due 06/30/2004	11,600	11,570
Kraft Foods, Inc.
2.080% due 05/25/2004	12,450	12,450
Rabobank Netherland NV
1.045% due 04/22/2004	30,000	29,982
Royal Bank of Scotland PLC
1.040% due 05/04/2004	20,000	19,981
1.025% due 05/06/2004	15,200	15,185
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	61,100	61,100
UBS Finance, Inc.
1.095% due 04/01/2004	15,000	15,000
1.030% due 04/13/2004	10,000	9,997
1.020% due 06/08/2004	40,200	40,121

		1,429,963

Repurchase Agreement 0.1%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $2,763. Repurchase proceeds are $2,707.)	2,707	2,707

U.S. Treasury Bills 14.1%
1.003% due 04/15/2004-06/17/2004 (c)(e)	340,425	339,947

Total Short-Term Instruments (Cost $1,882,862)		1,882,817

Total Investments 100.7% (Cost $2,430,511)		$2,431,002
Written Options (f)0.0% (Premiums $737)		(803)

Other Assets and Liabilities (Net) (0.7%)		(16,227)

Net Assets 100.0%		$2,413,972

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 1.000% and the Port- folio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/18/2004	$50	$0
Receive a fixed rate equal to 1.000% and the Port- folio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004	1,500	3
Receive a fixed rate equal to 0.710% and the Port- folio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	3,100	1
Receive a fixed rate equal to 1.000% and the Port- folio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/11/2005	2,700	5
Receive a fixed rate equal to 1.000% and the Port- folio will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/17/2005	1,760	4
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.430%.
Counterparty: Lehman Brothers, Inc. Exp. 10/01/2006	1,500	(150)

		$(137)

(e)	Securities with an aggregate market value of $4,118 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options Strike @ 94.250	12/2004	46	$(1)
Euribor Written Put Options Strike @ 97.000	12/2004	46	41
Euribor Written Put Options Strike @ 97.500	12/2004	3	2
Euribor June Long Futures	06/2005	85	232
Euribor September Long Futures	09/2005	1,155	1,324
Euribor December Long Futures	12/2005	161	204
Eurodollar March Long Futures	03/2005	62	(13)
Eurodollar September Long Futures	09/2004	62	180
Eurodollar December Long Futures	12/2004	1	2
U.S. Treasury 10-Year Note Long Futures	06/2004	87	146

			$2,117

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	636	$337	$40
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	636	365	646
Put - CME Eurodollar June Futures	97.250	06/14/2004	33	35	0

				$737	$686

See accompanying notes | 03.31.04 | Annual Report	63

Schedule of Investments (Cont.)

Short-Term Portfolio II

March 31, 2004

Name of Issuer	Counterparty	Exercise Price	Expiration Date	Notional Amount	Premium	Value

Call - AOL Time
Warner, Inc. 0.000% due 10/01/2006	Merrill Lynch & Co., Inc.	$63.976	12/06/2004	$1,120	$0	$23
Call - OTC Nuveen California
Performance Plus Municipal Fund 7.430% due 10/01/2026	Lehman Brothers, Inc.	100.000	10/01/2006	1,500	0	94

					$0	$117

(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	4.250	08/15/2003	8,720	$9,039	$8,903

(h)	Foreign forward currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

Sell	EC	7,270	04/2004	$57	$0	$57

(i)	Principal amount denoted in indicated currency:

EC	- Euro

(j)	The aggregate value of fair valued securities is $11,791, which is 0.49% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

64	PIMCO Annual Report | 03.31.04 | See accompanying notes

Schedule of Investments

U.S. Government Sector Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 4.5%

Banking & Finance 4.0%
Bear Stearns Cos., Inc.
1.540% due 06/01/2004 (a)	$2,000	$2,002
1.360% due 06/19/2006 (a)	6,100	6,126
CIT Group, Inc.
1.330% due 06/19/2006 (a)	4,900	4,914
1.510% due 09/22/2006 (a)	7,000	7,041
Countrywide Home Loans, Inc.
1.600% due 06/02/2006 (a)	3,765	3,794
Ford Motor Credit Co.
1.370% due 04/26/2004 (a)	2,000	2,000
1.470% due 07/19/2004 (a)	1,800	1,799
2.995% due 10/25/2004 (a)	4,300	4,328
1.560% due 07/18/2005 (a)	16,300	16,214
General Electric Capital Corp.
1.260% due 09/15/2004 (a)	2,000	2,002
1.235% due 03/15/2005 (a)	36,700	36,775
General Motors Acceptance Corp.
1.400% due 04/05/2004 (a)	800	800
2.370% due 10/20/2005 (a)	11,200	11,286
1.995% due 05/18/2006 (a)	25,000	24,928
Goldman Sachs Group, Inc.
1.290% due 10/27/2006 (a)	7,700	7,717
1.280% due 01/09/2007 (a)	60,000	60,074
Merrill Lynch & Co., Inc.
1.420% due 05/21/2004 (a)	2,300	2,301
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)	2,500	2,516
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)	6,600	6,604
5.250% due 07/15/2004	23,225	23,488
Postal Square LP
6.500% due 06/15/2022	4,369	4,944
Swedish Export Credit Corp.
3.000% due 12/29/2006	5,000	5,107
U.S. Trade Funding Corp.
4.260% due 11/15/2014	14,249	14,702
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	29,300	29,280
Washington Mutual Bank
1.440% due 05/14/2004 (a)	2,850	2,851
Washington Mutual, Inc.
1.400% due 11/03/2005 (a)	7,700	7,715

		291,308

Industrials 0.4%
Alcan, Inc.
1.370% due 12/08/2004 (a)	6,000	6,002
DaimlerChrysler NA Holding Corp.
1.910% due 09/26/2005 (a)	11,098	11,174
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	7,000	7,002
Raytheon Co.
1.580% due 06/10/2005 (a)	7,700	7,704

		31,882

Utilities 0.1%
Duke Energy Corp.
1.470% due 01/15/2005 (a)	1,900	1,902
Southern California Edison Co.
1.140% due 01/13/2006 (a)	5,600	5,610

		7,512

Total Corporate Bonds & Notes (Cost $329,380)		330,702

MUNICIPAL BONDS & NOTES 1.0%

Dawson Ridge Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	32,400	12,769
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	64,000	62,221

Total Municipal Bonds & Notes (Cost $75,483)		74,990

U.S. GOVERNMENT AGENCIES 20.7%

Fannie Mae
4.450% due 05/03/2005 (a)	1,875	1,881
0.990% due 09/06/2005 (a)	209,500	209,364
3.000% due 10/28/2005 (a)	4,350	4,375
2.125% due 02/10/2006 (a)	30,705	30,808
2.590% due 05/05/2006 (a)	50,000	50,065
5.020% due 12/13/2006 (a)	1,800	1,846
2.875% due 05/19/2008 (a)	15,000	14,884
6.400% due 05/14/2009 (a)	7,650	7,695
5.250% due 01/28/2013	2,235	2,261
4.625% due 10/15/2013 (a)	51,500	53,113
4.650% due 08/01/2014 (a)	119	121
5.488% due 11/01/2014 (a)	62	64
7.000% due 04/26/2017	2,000	2,008
6.450% due 05/03/2017 (a)	28,115	29,554
4.000% due 09/01/2017 - 01/01/2018 (a)(c)	104	109
4.355% due 01/01/2018 (a)	157	160
3.299% due 03/01/2018 (a)	70	72
3.244% due 07/01/2018 (a)	1,587	1,634
3.700% due 07/01/2019 (a)	112	115
3.152% due 11/01/2020 (a)	95	97
2.936% due 06/01/2021 (a)	7,075	7,277
1.543% due 08/25/2021 - 03/25/2022 (a)(c)	454	457
1.793% due 04/25/2022 (a)	189	191
3.500% due 05/01/2022 (a)	26	27
1.693% due 08/25/2022 (a)	147	149
3.238% due 09/01/2022 (a)	14	14
3.258% due 12/01/2022 (a)	117	121
6.000% due 12/01/2022 - 04/15/2034 (c)	1,186	1,230
3.399% due 05/01/2025 (a)	47	48
7.079% due 06/01/2025 (a)	58	61
3.813% due 10/01/2025 (a)	83	85
5.136% due 02/01/2026 (a)	51	53
4.554% due 03/01/2026 (a)	42	43
4.761% due 03/01/2026 (a)	270	278
5.534% due 09/01/2026 (a)	2,035	2,028
3.375% due 12/01/2026 (a)	46	47
8.098% due 02/01/2027 (a)	44	46
3.485% due 03/01/2028 (a)	1	1
3.486% due 06/01/2028 (a)	304	313
3.526% due 07/01/2028 (a)	124	127
4.222% due 08/01/2028 (a)	15	15
3.288% due 09/01/2028 (a)	663	683
7.253% due 01/01/2029 (a)	428	440
3.631% due 12/01/2029 (a)	282	293
3.926% due 12/01/2029 (a)	60	62
3.928% due 12/01/2029 (a)	369	381
4.139% due 12/01/2029 (a)	1,149	1,182
2.644% due 11/01/2030 (a)	8	8
5.567% due 12/01/2031 (a)	177	182
1.990% due 04/25/2032 (a)	4,045	4,083
4.839% due 05/01/2032 (a)	210	217
5.428% due 05/01/2032 (a)	217	224
5.249% due 06/01/2032 (a)	138	140
1.200% due 07/25/2032 (a)	9,142	9,146
5.672% due 09/01/2032 (a)	14	14
3.258% due 10/01/2032 (a)	240	248
5.373% due 10/01/2032 (a)	898	917
1.260% due 11/25/2032 (a)	547	548
1.490% due 11/25/2032 (a)	5,309	5,317
3.802% due 12/01/2032 (a)	331	337
1.210% due 06/25/2033 - 03/25/2034 (a)(c)	32,557	32,475
3.751% due 09/01/2033 (a)	47	48
6.210% due 08/06/2038 (a)	36,277	41,629
2.444% due 02/01/2041 (a)	16	17
Federal Farm Credit Bank
1.000% due 03/24/2005 (a)	1,000	1,000
0.990% due 04/04/2006 (a)	15,000	15,015
1.035% due 06/05/2006 (a)	50,000	50,021
5.625% due 06/15/2006	500	504
1.020% due 06/20/2006 (a)	23,600	23,616
1.010% due 07/28/2006 (a)	25,000	25,012
3.060% due 01/30/2007 (a)	16,235	16,322
5.100% due 10/15/2012 (a)	2,000	2,036
7.350% due 05/08/2030 (a)	3,000	3,872
Federal Home Loan Bank 4.125% due 05/13/2005 - 11/17/2008 (c)	58,335	59,593
1.900% due 09/23/2005 (a)	25,000	25,148
5.380% due 04/05/2006 (a)	500	500
5.500% due 04/17/2006 - 10/23/2007 (c)	20,500	21,980
5.625% due 07/26/2006 (a)	250	253
5.200% due 05/07/2007	250	251
5.150% due 06/07/2007 (a)	500	504
4.000% due 12/28/2007	500	504
3.450% due 01/23/2008 (a)	17,205	17,659
3.750% due 04/15/2008	183,950	184,151
5.480% due 01/08/2009 (a)	9,875	10,965
5.863% due 04/22/2009 (a)	2,400	2,710
6.300% due 05/26/2009	100	101
7.000% due 10/08/2009	150	154
5.120% due 01/10/2013 (a)	5,000	5,123
4.070% due 07/16/2014 (a)	1,000	974
Freddie Mac
3.250% due 11/15/2004	4,000	4,053
1.110% due 10/07/2005	100,000	100,029
2.000% due 02/28/2006 (a)	86,500	86,913
3.776% due 10/15/2009 (a)	1,735	1,731
6.120% due 08/23/2011	200	203
6.000% due 05/25/2012 - 01/15/2029 (c)	9,717	9,793
5.000% due 12/15/2012 - 09/15/2016 (c)	3,679	3,771
4.875% due 11/15/2013	120,000	125,984
5.500% due 11/15/2015 - 08/15/2030 (c)	5,889	5,962
3.719% due 02/01/2018 (a)	128	131
3.415% due 11/01/2018 (a)	10	11
3.143% due 08/01/2019 (a)	110	112
3.377% due 07/01/2020 (a)	521	536
4.244% due 08/01/2020 (a)	117	120
2.831% due 02/01/2024 (a)	171	177
6.464% due 02/01/2025 (a)	51	53
3.491% due 03/01/2025 (a)	8	8
5.250% due 04/15/2026	582	583
1.825% due 02/15/2027 (a)	102	103
3.501% due 04/01/2027 (a)	114	116
3.500% due 12/01/2027 (a)	374	384
5.625% due 07/15/2028	593	594
5.750% due 06/15/2029	609	612
3.694% due 07/01/2029 (a)	263	272
1.590% due 06/15/2030 (a)	513	517
1.863% due 10/25/2030 (a)	4,388	4,387
5.700% due 02/15/2031	517	528
1.210% due 07/25/2031 (a)	5,999	5,999
5.528% due 08/01/2031 (a)	110	112
5.448% due 09/01/2031 (a)	9	9
5.510% due 10/01/2031 (a)	127	129
5.123% due 12/01/2031 (a)	182	188
5.457% due 12/01/2031 (a)	1,369	1,418
7.000% due 12/01/2031	523	555

See accompanying notes | 03.31.04 | Annual Report	65

Schedule of Investments (Cont.)

U.S. Government Sector Portfolio

March 31, 2004

	Principal Amount (000s)	Value (000s)

4.247% due 01/01/2032 (a)	$473	$487
4.876% due 02/01/2032 (a)	508	523
5.196% due 02/01/2032 (a)	165	170
4.358% due 04/01/2032 (a)	291	304
4.822% due 05/01/2032 (a)	200	207
6.500% due 08/01/2032-10/25/2043 (c)	22,459	23,732
Government National Mortgage Association
4.375% due 04/20/2023-05/20/2027 (a)c	4,573	4,647
4.625% due 10/20/2023 (a)	291	299
4.625% due 10/20/2024 (a)	182	187
8.500% due 03/20/2025	281	301
4.750% due 07/20/2025-08/20/2026 (a)c	3,672	3,758
6.500% due 04/15/2029-01/15/2033 (c)	2,350	2,483
4.250% due 02/20/2030 (a)	8,575	8,711
4.000% due 05/20/2030 (a)	1,940	1,969
5.000% due 08/20/2033	6,177	5,851
Housing Urban Development
4.930% due 08/01/2014 (a)	4,000	3,931
Overseas Private Investment Corp.
2.360% due 08/15/2007 (a)	10,938	10,993
2.890% due 12/15/2007 (a)	6,500	6,679
Small Business Administration
8.017% due 02/10/2010 (a)	5,861	6,678
7.449% due 08/01/2010 (a)	1,370	1,538
5.136% due 08/10/2013 (a)	29,900	30,851
4.875% due 09/10/2013 (a)	2,700	2,765
1.850% due 01/25/2019-11/25/2024 (a)(c)	3,296	3,313
1.625% due 05/25/2021-01/25/2022 (a)(c)	3,173	3,177
4.500% due 03/01/2023 (a)	1,613	1,631
5.240% due 08/01/2023 (a)	6,266	6,563
4.930% due 01/01/2024 (a)	10,000	10,291
1.750% due 03/25/2025-07/25/2025 (a)(c)	6,155	6,165
Tennesee Valley Authority
6.875% due 12/15/2043	500	523

Total U.S. Government Agencies (Cost $1,478,084)		1,494,216

U.S. TREASURY OBLIGATIONS 12.1%

U.S. Treasury Bonds
5.500% due 08/15/2028	16,400	17,893
5.250% due 11/15/2028	26,000	27,458
U.S. Treasury Notes
1.750% due 12/31/2004	208,100	209,198
3.000% due 02/15/2009	65,000	65,726
4.250% due 11/15/2013	48,000	49,667
4.000% due 02/15/2014	310,000	314,166
U.S. Treasury Strip
0.000% due 05/15/2017	344,200	187,335

Total U.S. Treasury Obligations (Cost $854,895)		871,443

MORTGAGE-BACKED SECURITIES 6.9%

ABN AMRO Mortgage Corp.
6.500% due 01/25/2017	355	356
Bank of America Mortgage Securities, Inc.
5.707% due 10/20/2032 (a)	5,000	5,146
6.500% due 09/25/2033	7,560	7,957
Bear Stearns Adjustable Rate Mortgage Trust
5.983% due 06/25/2032 (a)	771	787
5.378% due 02/25/2033 (a)	3,179	3,228
5.415% due 03/25/2033 (a)	534	543
5.168% due 04/25/2033 (a)	3,699	3,759
5.420% due 04/25/2033 (a)	3,690	3,770
4.825% due 12/25/2033 (a)	4,762	4,854
4.380% due 01/25/2034 (a)	7,148	7,257
1.370% due 02/25/2034 (a)	16,977	17,019
Bear Stearns ALT-A Trust
1.390% due 10/25/2033 (a)	19,494	19,508
Citicorp Mortgage Securities, Inc.
5.750% due 02/25/2033	961	978
Countrywide Alternative Loan Trust
6.000% due 10/25/2033	4,811	4,946
Countrywide Home Loans, Inc.
5.273% due 09/19/2032 (a)	1,592	1,618
6.000% due 02/25/2033	15,012	15,257
5.250% due 01/25/2034	63,372	65,137
0.000% due 04/30/2034 (a)(i)	2,600	2,597
CS First Boston Mortgage Securities Corp.
1.210% due 02/15/2014 (a)(i)	20,800	20,782
1.117% due 03/25/2032 (a)	5,327	5,261
5.752% due 05/25/2032 (a)	594	611
5.559% due 06/25/2032 (a)	1,130	1,137
5.500% due 09/25/2032	244	245
6.000% due 01/25/2033	284	284
1.640% due 04/25/2033 (a)	3,115	3,124
1.640% due 08/25/2033 (a)	18,536	18,310
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011 (a)	3,060	3,309
First Republic Mortgage Loan Trust
1.410% due 06/25/2030 (a)	3,233	3,225
1.340% due 11/15/2030 (a)	3,644	3,556
GMAC Mortgage Corp. Loan Trust
1.290% due 07/25/2012 (a)	34,049	34,075
GS Mortgage Securities Corp. II
1.320% due 11/15/2015 (a)	9,696	9,676
GSMPS Mortgage Loan Trust
7.000% due 07/25/2043	17,819	19,166
GSRPM Mortgage Loan Trust
1.790% due 01/25/2032 (a)	2,000	2,010
Harborview Mortgage Loan Trust
1.460% due 02/25/2034 (a)	18,743	18,741
Impac CMB Trust
1.490% due 07/25/2033 (a)	1,101	1,102
Indymac Loan Trust
1.470% due 11/25/2008 (a)	18,602	18,398
Indymac MBS, Inc.
5.500% due 07/25/2033	17,502	17,829
Lehman Brothers Floating Rate Commercial Mortgage Trust
2.443% due 11/19/2012 (a)	10,000	10,007
MASTR Asset Securitization Trust
5.500% due 09/25/2033	2,859	2,876
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	2,144	2,187
Nomura Asset Acceptance Corp.
2.420% due 09/25/2028 (a)	10,405	10,414
Norwest Asset Securities Corp.
6.500% due 09/25/2014	891	897
Prime Mortgage Trust
5.000% due 02/25/2019	26,376	26,917
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	1,515	1,547
Sequoia Mortgage Trust
1.430% due 06/20/2032 (a)	3,463	3,450
1.440% due 07/20/2033 (a)	15,631	15,548
1.561% due 07/20/2033 (a)	4,986	4,991
Structured Asset Mortgage Investments, Inc.
6.510% due 03/25/2032 (a)	1,313	1,339
1.440% due 03/19/2034 (a)	12,936	12,921
Structured Assets Securities Corp.
1.590% due 05/25/2032 (a)	10,345	10,391
1.590% due 07/25/2032 (a)	15,034	15,101
1.620% due 06/25/2033 (a)	242	242
United Mortgage Securities Corp.
3.828% due 06/25/2032 (a)	1,996	2,021
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	513	520
1.230% due 12/25/2027 (a)	892	892
1.640% due 01/25/2033 (a)	257	257
5.140% due 02/25/2033 (a)	230	237
5.420% due 02/25/2033 (a)	2,666	2,728
5.060% due 05/25/2033 (a)	4,202	4,289
3.061% due 02/27/2034 (a)	3,834	3,884
3.650% due 01/25/2041 (a)	771	766
2.640% due 06/25/2042 (a)	14,632	14,831

Total Mortgage-Backed Securities (Cost $494,395)		494,811

ASSET-BACKED SECURITIES 5.5%

ACE Securities Corp.
1.430% due 06/25/2032 (a)	3,027	3,036
Advanta Revolving Home Equity Loan Trust
1.460% due 01/25/2024 (a)	417	418
AmeriCredit Automobile Receivables Trust
1.298% due 10/12/2006 (a)	16,000	16,014
Ameriquest Mortgage Securities, Inc.
1.390% due 10/25/2031 (a)	1,150	1,154
1.400% due 06/25/2032 (a)	2,460	2,467
1.500% due 03/25/2033 (a)	11,843	11,903
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.350% due 06/15/2031 (a)	2,616	2,620
1.360% due 11/15/2031 (a)	410	410
1.390% due 08/15/2032 (a)	11,259	11,286
Bayview Financial Acquisition Trust
1.547% due 08/28/2034 (a)	3,177	3,192
Bear Stearns Asset-Backed Securities Trust
6.000% due 11/25/2032	14,308	14,481
Bear Stearns Asset-Backed Securities, Inc.
1.590% due 11/25/2042 (a)	26,248	26,293
CDC Mortgage Capital Trust
1.460% due 08/25/2033 (a)	3,358	3,368
Centex Home Equity Loan Trust
1.380% due 01/25/2034 (a)	9,176	9,188
CIT Equipment Collateral
1.490% due 12/20/2005 (a)	6,000	6,011
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032 (a)	2,000	1,701
Countrywide Asset-Backed Certificates
1.230% due 11/25/2020 (a)	1,524	1,525
1.210% due 05/25/2021 (a)	3,361	3,364
Credit-Based Asset Servicing and Securitization
1.340% due 09/25/2033 (a)	10,517	10,522
CS First Boston Mortgage Securities Corp.
1.400% due 01/25/2032 (a)	933	936
1.530% due 08/25/2032 (a)	3,051	3,056
Financial Asset Securities Corp. AAA Trust
1.220% due 09/25/2033 (a)	1,957	1,956
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.790% due 04/25/2032 (a)	1,083	1,088
2.820% due 02/25/2034 (a)	11,825	12,073
HFC Home Equity Loan Asset-Backed Certificates
1.540% due 07/20/2032 (a)	11,751	11,793
Home Equity Asset Trust
1.550% due 02/25/2033 (a)	3,781	3,805
1.500% due 03/25/2033 (a)	12,361	12,405
1.550% due 05/25/2033 (a)	2,504	2,520
Home Equity Mortgage Trust
1.490% due 09/25/2033 (a)	3,888	3,899
1.340% due 04/25/2034 (a)	3,185	3,188
Household Home Equity Loan Trust
7.210% due 10/20/2030 (a)	2,967	3,056
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	3,300	3,311
Irwin Home Equity
1.340% due 11/25/2028 (a)	8,132	8,133

66	Annual Report | 03.31.04 | See accompanying notes

	Principal Amount (000s)	Value (000s)

Irwin Home Equity Loan Trust
1.610% due 06/25/2028 (a)	$7,256	$7,290
Long Beach Mortgage Loan Trust
1.490% due 03/25/2033 (a)	4,805	4,828
1.160% due 08/25/2033 (a)	13,117	13,125
1.220% due 03/25/2034 (a)	48,538	48,530
Los Angeles Arena Funding LLC
7.656% due 12/15/2026 (a)	94	102
Merrill Lynch& Co., Inc.
1.450% due 06/25/2034 (a)	9,087	9,108
Morgan Stanley Auto Loan Trust
1.460% due 07/15/2007 (a)	2,976	2,976
Morgan Stanley Dean Witter Capital I, Inc.
1.460% due 07/25/2030 (a)	2,397	2,406
1.420% due 07/25/2032 (a)	3,837	3,850
Novastar Home Equity Loan
1.370% due 01/25/2031 (a)	2,263	2,265
1.420% due 09/25/2031 (a)	1,791	1,795
NPF XII, Inc.
2.463% due 11/01/2003 (a)(b)(i)	10,000	1,428
Renaissance Home Equity Loan Trust
1.440% due 08/25/2032 (a)	276	277
1.590% due 12/25/2033 (a)	8,699	8,754
Residential Asset Mortgage Products, Inc.
1.420% due 12/25/2033 (a)	26,011	26,027
Residential Asset Securities Corp.
1.170% due 11/25/2020 (a)	1,005	1,005
1.360% due 04/25/2032 (a)	11,947	11,980
1.390% due 01/25/2034 (a)	289	290
Residential Funding Mortgage Securities II
1.190% due 03/25/2018 (a)	3,074	3,074
Salomon Brothers Mortgage Securities VII, Inc.
1.990% due 01/25/2032 (a)	2,000	2,015
1.390% due 03/25/2032 (a)	2,422	2,428
Saxon Asset Securities Trust
1.170% due 03/25/2018 (a)	13,841	13,836
1.360% due 01/25/2032 (a)	2,311	2,316
1.490% due 12/25/2032 (a)	5,155	5,172
Sears Credit Account Master Trust
5.250% due 10/16/2008	875	886
5.650% due 03/17/2009	4,000	4,086
7.000% due 09/16/2009	500	537
Specialty Underwriting& Residential Finance
1.420% due 06/25/2034 (a)	2,821	2,824
Structured Asset Investment Loan Trust
1.190% due 04/25/2033 (a)	754	755
Terwin Mortgage Trust
1.670% due 09/25/2033 (a)	6,781	6,785
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)	2,390	2,379
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013 (a)	1,010	1,015

Total Asset-Backed Securities (Cost $402,335)		394,316

SOVEREIGN ISSUES 0.4%

Canada Mortgage& Housing Corp.
3.375% due 12/01/2008	27,900	28,630

Total Sovereign Issues (Cost $28,184)		28,630

SUPRANATIONAL 1.3%

International Bank For Reconstruction and Development
3.500% due 10/22/2004	60,000	60,808
7.625% due 01/19/2023	23,400	31,057

Total Supranational (Cost $90,263)		91,865

	# of Contracts
PURCHASED PUT OPTIONS 0.0%

Eurodollar JuneFutures (CME)
Strike @ 97.750 Exp. 06/14/2004	1,500	$9

Total Purchased Put Options (Cost $379)		9

SHORT-TERM INSTRUMENTS 46.6%

	Principal Amount (000s)
Certificates of Deposit 3.1%
Chase Manhattan Bank USA
1.030% due 04/15/2004	$50,000	50,000
Citibank Credit Card Master Trust
1.040% due 05/05/2004	5,300	5,300
Citibank New York N.A.
1.035% due 04/22/2004	50,000	50,000
1.030% due 04/30/2004	100,000	100,000
1.035% due 04/30/2004	15,500	15,500

		220,800

Commercial Paper 23.7%
ABN AMRO North America Finance
1.025% due 06/07/2004	29,300	29,243
CBA (de) Finance
1.025% due 04/13/2004	50,000	49,983
Danske Corp.
1.030% due 04/14/2004	20,000	19,993
1.030% due 05/11/2004	30,000	29,966
European Investment Bank
1.015% due 04/13/2004	30,000	29,990
1.020% due 05/10/2004	10,100	10,089
Fannie Mae
1.020% due 05/05/2004	150,000	149,855
1.010% due 05/20/2004	76,600	76,497
1.010% due 06/02/2004	153,200	152,926
0.995% due 06/16/2004	4,100	4,091
1.000% due 06/23/2004	15,800	15,762
1.010% due 06/23/2004	1,300	1,297
1.000% due 07/01/2004	67,200	67,023
1.010% due 07/01/2004	900	898
Federal Home Loan Bank
1.010% due 04/01/2004	140,000	140,000
1.010% due 04/23/2004	49,000	48,970
1.005% due 04/28/2004	100,000	99,925
Freddie Mac
1.005% due 04/27/2004	40,000	39,971
1.010% due 04/27/2004	50,000	49,964
1.020% due 05/04/2004	60,000	59,944
1.010% due 05/10/2004	50,000	49,946
General Electric Capital Corp.
1.040% due 04/19/2004	65,000	64,966
1.030% due 04/26/2004	50,000	49,964
HBOS Treasury Services PLC
1.035% due 04/15/2004	1,200	1,199
1.060% due 04/22/2004	20,000	19,988
1.040% due 04/29/2004	50,000	49,960
1.040% due 05/07/2004	27,000	26,972
Nestle Capital Corp.
1.020% due 05/10/2004	34,000	33,962
Rabobank USA Financial Corp.
1.060% due 04/20/2004	50,000	49,973
Royal Bank of Scotland PLC
1.030% due 04/30/2004	50,000	49,959
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	6,500	6,500
UBS Finance, Inc.
1.050% due 04/05/2004	$30,000	$29,996
1.070% due 04/05/2004	31,645	31,641
1.030% due 04/12/2004	35,000	34,989
1.010% due 04/19/2004	6,600	6,597
1.010% due 04/26/2004	25,200	25,182
1.020% due 06/23/2004	48,600	48,483
Westpac Capital Corp.
1.020% due 05/06/2004	60,000	59,939

		1,716,603

Repurchase Agreement 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank at 2.500% due 12/15/2005 valued at $14,647. Repurchase proceeds are $14,358.)	14,358	14,358

U.S. Treasury Bills 19.6%
1.010% due 04/15/2004- 06/17/2004 (c)(d)(f)	1,419,750	1,418,026

Total Short-Term Instruments (Cost $3,369,850)		3,369,787

Total Investments 99.0% (Cost $7,123,248)		$7,150,769

Written Options (g) (0.1%) (Premiums $12,309)		(9,404)

Other Assets and Liabilities (Net) 1.1%		84,786

Net Assets 100.0%		$7,226,151

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $250 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2009	$222,100	$6,393
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/16/2009	273,700	7,840
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America Exp. 09/15/2009	200,000	9,366
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 09/15/2009	413,000	19,224

		$42,823

See accompanying notes | 03.31.04 | Annual Report	67

Schedule of Investments (Cont.)

U.S. Government Sector Portfolio

March 31, 2004

(f)	Securities with an aggregate market value of $62,682 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar March
Long Futures	03/2005	3,986	$4,266
Eurodollar June
Short Futures	06/2004	5,251	(1,108)
Eurodollar December
Long Futures	12/2004	4,710	4,848
U.S. Treasury 5-Year
Note Long Futures	06/2004	4,164	367
U.S. Treasury 10-Year
Note Long Futures	06/2004	24,492	30,131
U.S. Treasury 30-Year
Bond Long Futures	06/2004	2,471	(796)
U.S. Treasury 30-Year
Bond Short Futures	06/2004	1,505	(361)

			$37,347

(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value

Put - CBOT U.S. Treasury
Bond June Futures	$104.000	05/21/2004	671	$606	$94
Put - CBOT U.S. Treasury
Note June Futures	106.000	05/21/2004	1,450	1,280	68
Put - CBOT U.S. Treasury
Bond June Futures	108.000	05/21/2004	308	133	133
Call - CBOT U.S. Treasury
Note June Futures	113.000	05/21/2004	1,450	2,340	4,305
Call - CBOT U.S. Treasury
Note June Futures	116.000	05/21/2004	1,635	1,246	1,661
Call - CBOT U.S. Treasury
Bond June Futures	119.000	05/21/2004	308	95	95
Call - CBOT U.S. Treasury
Note September Futures	115.000	08/27/2004	1,275	1,609	2,530

				$7,309	$8,886

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value

Put - OTC 10-Year
Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	$80,000	$2,470	$259
Put - OTC 10-Year
Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	80,000	2,530	259

						$5,000	$518

*	The Portfolio will pay a floating rate based on 3-month LIBOR.

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	2.625	05/15/2009	$100,000	$99,313	$99,355
U.S. Treasury Note	3.625	05/15/2013	132,500	131,692	129,515

				$231,005	$228,870

(i)	The aggregate value of fair valued securities is $24,810, which is 0.34% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

68	PIMCO Annual Report | 03.31.04 | See accompanying notes

Notes to Financial Statements

March 31, 2004

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 51 separate investment Funds (the “Funds”). The Asset-Backed Securities, Emerging Markets, High Yield, International, Investment Grade Corporate, Mortgage, Municipal Sector, Real Return, Short-Term, Short-Term II and U.S. Government Sector Portfolios (the “Portfolios”) are a series of the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolios may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydowns gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Portfolio are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Portfolios may enter into certain transactions that are treated as financing transactions for financial reporting purposes consisting of the sale by a Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to

03.31.04 | Annual Report	69

Notes to Financial Statements (Cont.)

March 31, 2004

interest income in the Statements of Operations. If the counterparty to whom a Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. A Portfolio will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of March 31, 2004, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Portfolios are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. Certain Portfolios may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Portfolio’s Statement of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. Certain Portfolios are authorized to enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. Certain Portfolios may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. Certain Portfolios may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

A Portfolio may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the

70	Annual Report | 03.31.04

underlying instrument. A Portfolio pays a premium which is included in a Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Payment In-Kind Securities. Certain Portfolios may invest in payment in-kind securities. Payment-in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest. Referred to as a dirty price, and as such require an adjustment in an amount equal to the accrued interest to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Repurchase Agreements. Each Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Reverse Repurchase Agreements. Certain Portfolios are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by a Portfolio may decline below the repurchase price of the security. A Portfolio will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Short Sales. Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. A Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. Certain Portfolios may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Portfolio may enter into interest rate, total return, forward swap spread lock and credit default agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of miscellaneous income on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Recently issued FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, is effective for fiscal years beginning after August 13, 2003. Implementation of this EITF consensus will not affect the Funds’ net asset values, but will change the classification of certain amounts currently

03.31.04 | Annual Report	71

Notes to Financial Statements (Cont.)

March 31, 2004

reflected in net investment income to realized and unrealized gains/losses in the Statements of Operations. The Portfolios have not at this time quantified the impact on the financial statements, if any, resulting from the required adoption of this principle on a prospective basis.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets of each Portfolio. The Advisory Fee is charged at an annual rate as noted in the following table.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from each Portfolio a monthly administrative fee based on each Portfolio’s average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee	Administration Fee

Asset-Backed Securities Portfolio	0.02%	0.03%
Emerging Markets Portfolio	0.02%	0.10%
High Yield Portfolio	0.02%	0.03%
International Portfolio	0.02%	0.10%
Investment Grade Corporate Portfolio	0.02%	0.03%
Mortgage Portfolio	0.02%	0.03%
Municipal Sector Portfolio	0.02%	0.03%
Real Return Portfolio	0.02%	0.03%
Short-Term Portfolio	0.02%	0.03%
Short-Term Portfolio II	0.02%	0.03%
U.S. Government Sector Portfolio	0.02%	0.03%

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual Portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Portfolio’s administrative fees to the extent that the payment of each Portfolio’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points (calculated as a percentage of each Portfolio’s average daily net assets).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Portfolios’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	03/31/2002	03/31/2003	03/31/2004

Investment Grade Corporate Portfolio	$0	$21	$0
Mortgage Portfolio	0	41	0
Short-Term Portfolio II	0	13	0
U.S. Government Sector Portfolio	0	6	0

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated pro-rata to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

Distributor. PA Distributors LLC (“PAD”), formerly known as PIMCO Advisors Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance.

72	Annual Report | 03.31.04

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2004 were as follows (amounts in thousands):

	U.S Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

Asset-Backed Securities Portfolio	$729,750	$740,088	$250,839	$175,536
Emerging Markets Portfolio	0	0	4,624,205	5,032,145
High Yield Portfolio	0	0	295,610	526,079
International Portfolio	422,955	621,155	20,560,310	27,058,940
Investment Grade Corporate Portfolio	81,208	81,606	2,000,502	5,098,113
Mortgage Portfolio	74,612,890	74,366,941	539,092	505,041
Municipal Sector Portfolio	0	0	483,118	361,649
Real Return Portfolio	9,815,392	5,087,166	63,206	35,012
Short-Term Portfolio	3,533,046	3,020,696	1,422,168	965,791
Short-Term Portfolio II	533,028	321,894	406,705	50,728
U.S. Government Sector Portfolio	22,894,234	22,806,780	1,823,523	301,766

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	Asset-Backed Securities Portfolio	Emerging Markets Portfolio	High Yield Portfolio	International Portfolio	Investment Grade Corporate Portfolio	Mortgage Portfolio	Real Return Portfolio	Short-Term Portfolio	Short-Term Portfolio II	U.S.Government Sector Portfolio

	Premium

Balance at 03/31/2003	$566	$0	$1,470	$3,991	$327	$0	$342	$15,332	$98	$28,486
Sales	0	209	361	672	1,652	8,843	2,603	3,240	935	35,974
Closing Buys	0	0	(567)	(952)	(654)	0	(476)	(7,803)	(64)	(36,209)
Expirations	0	(209)	(159)	(3,711)	0	0	(802)	(3,588)	(232)	(15,942)

Balance at 03/31/2004	$566	$0	$1,105	$0	$1,325	$8,843	$1,667	$7,181	$737	$12,309

6. Federal Income Tax Matters

As of March 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)

Asset-Backed Securities Portfolio	$815	$0	$1,917	$(2)	$0	$(728)
Emerging Markets Portfolio	40,712	9,810	1,807	0	0	0
High Yield Portfolio	10,372	2,536	(668)	(6)	(24,030)	(381)
International Portfolio	232,595	4,709	(5,530)	0	0	0
Investment Grade Corporate Portfolio	35,401	88,113	140	(2)	0	0
Mortgage Portfolio	94,357	0	(1,462)	(2)	0	(14,491)
Municipal Sector Portfolio	2,297	834	0	(2)	0	0
Real Return Portfolio	32,592	25	(2,812)	(3)	0	(154)
Short-Term Portfolio	9,372	2,398	(876)	(3)	0	(1,826)
Short-Term Portfolio II	3,404	26	1,413	0	0	(167)
U.S. Government Sector Portfolio	150,798	35,209	45,540	(2)	0	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, tax straddle deferrals, and amortization of swap premiums.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(3)	Capital loss carryovers which expire in varying amounts through March 31, 2011 may be limited under current tax laws.
(4)	Capital losses realized during the period November 1, 2003 through March 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

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Notes to Financial Statements (Cont.)

March 31, 2004

6. Federal Income Tax Matters (Cont.)

As of March 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)

Asset-Backed Securities Portfolio	$229,003	$3,187	$(4,450)	$(1,263)
Emerging Markets Portfolio	1,515,382	61,299	(942)	60,357
High Yield Portfolio	173,748	11,100	(3,599)	7,501
International Portfolio	3,495,234	79,881	(9,100)	70,781
Investment Grade Corporate Portfolio	1,286,174	59,634	(47,711)	11,923
Mortgage Portfolio	6,755,364	69,702	(118,451)	(48,749)
Municipal Sector Portfolio	384,799	7,421	(3,112)	4,309
Real Return Portfolio	1,591,121	81,595	(562)	81,033
Short-Term Portfolio	4,232,164	7,760	(7,197)	563
Short-Term Portfolio II	2,430,787	1,454	(1,239)	215
U.S. Government Sector Portfolio	7,127,668	41,691	(18,590)	23,101

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals, unamortized premium on convertible bonds, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended March 31, 2004, the Portfolios made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital

Asset-Backed Securities Portfolio	$13,490	$7	$0
Emerging Markets Portfolio	186,549	47,324	0
High Yield Portfolio	22,176	0	0
International Portfolio	226,079	264,999	0
Investment Grade Corporate Portfolio	186,784	66,301	0
Mortgage Portfolio	321,042	11,341	0
Municipal Sector Portfolio	12,079	0	0
Real Return Portfolio	81,216	5,600	0
Short-Term Portfolio	60,333	2,650	0
Short-Term Portfolio II	9,547	530	0
U.S. Government Sector Portfolio	114,236	80	0

(6)	Includes short-term capital gains.

7. Regulatory and Litigation Matters

On February 17, 2004, the Attorney General of New Jersey filed a complaint against Allianz Dresdner Asset Management of America L.P. (“ADAM”), PA Distributors LLC (formerly known as PIMCO Advisors Distributors LLC) (“PAD”), PEA Capital LLC (formerly known as PIMCO Equity Advisors LLC) (“PEA”), and Pacific Investment Management Company LLC (“PIMCO”) in connection with its investigation into market timing and late trading. The complaint contends that inappropriate trading by shareholders engaged in market timing activity took place in funds in the PIMCO Funds: Multi-Manager Series (“MMS Funds”) and certain Funds of the Trust (“PIMS Funds”). On February 20, 2004, a putative class action lawsuit was filed in the United States District Court for the District of New Jersey on behalf of certain shareholders of the PIMCO Funds against ADAM, PAD, PIMCO, PEA, PIMS Funds, MMS Funds, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”) and certain other defendants, alleging that inappropriate market timing activity by certain shareholders caused financial injury to the shareholders of those Funds.

The following additional putative class action lawsuits have been filed against the PIMS Funds and/or its affiliates, each related to alleged market-timing activity in funds advised by PIMCO or its affiliates: (1) a lawsuit filed in the United States District Court for the District of Connecticut on February 27, 2004 (naming as defendants ADAM, PAD, PEA, the PIMS Funds, the MMS Funds, PVIT, PCM and certain other parties); (2) a lawsuit filed in the United States District Court for the Central District of California on March 4, 2004 (naming as defendants PIMCO, ADAM, PEA and PAD); (3) a lawsuit filed in United States District Court for the Southern District of New York on March 8, 2004 (naming PIMCO, PAD and certain of their affiliates as defendants); (4) a lawsuit filed in the United States District Court for the Southern District of New York, on March 15, 2004 (naming PIMCO as the defendant); (5) two separate lawsuits filed in the United

74	Annual Report | 03.31.04

States District Court for the Central District of California on March 22, 2004, brought derivatively on behalf of the PIMCO High Yield Fund and the PIMCO Money Market Fund, respectively (each naming ADAM, PA Fund Management LLC (formerly known as PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and certain other parties as defendants, and the PIMCO Funds as the nominal defendant); (6) a lawsuit filed in the United States District Court for the Central District of California, also on March 22, 2004, brought derivatively on behalf of the PIMS Funds and the MMS Funds (naming ADAM, PIMCO, PAD and certain other parties as defendants, and the PIMS Funds and the MMS Funds as nominal defendants); (7) a lawsuit filed in the United States District Court for the District of New Jersey on April 20, 2004 (naming ADAM, PAD, the PIMS Funds and certain other parties as defendants); and (8) a lawsuit filed in the United States District Court for the Northern District of California on April 28, 2004 (naming ADAM, PIMCO, PAD, PEA, the Trustees of the Trust, and certain other parties as defendants, and the “PIMCO Funds,” including the PIMS Funds, as nominal defendants). Each complaint for the foregoing putative class actions alleges, among other things, that inappropriate trading by shareholders engaged in market timing activities took place in certain of the funds advised by PIMCO, and each complaint seeks unspecified compensatory damages.

On May 6, 2004, the Securities and Exchange Commission filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of MMS) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of the PEA Growth and PEA Growth & Income Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged market-timing arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

On February 17, 2004, a putative class action lawsuit was filed in the United States District Court for the District of Connecticut on behalf of certain shareholders of the PIMCO Funds against ADAM, PEA, PIMCO, PIMS Funds, MMS Funds and certain other defendants, alleging excessive investment advisory fees and the use of brokerage commissions to pay for distribution of fund shares. Three similar putative class action lawsuit were subsequently filed, each in the United States District Court for the District of Connecticut on, March 1, 2004, April 23, 2004 and May 20, 2004, respectively.

PIMCO and the Trust believe that these developments will not have a material adverse effect on the Trust or on PIMCO’s ability to perform its investment advisory services on behalf of the Trust.

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Notes to Financial Statements (Cont.)

March 31, 2004

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset-Backed Securities Portfolio				Emerging Markets Portfolio				High Yield Portfolio

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold	6,513	$70,801	20,935	$231,826	34,202	$415,317	53,811	$593,223	15,216	$126,449	41,585	$306,180
Issued as reinvestment of distributions	1,231	13,277	1,074	11,878	19,834	228,098	9,199	99,402	2,636	21,822	3,649	27,293
Cost of shares redeemed	(7,146)	(77,852)	(12,307)	(137,052)	(56,145)	(693,126)	(42,407)	(461,159)	(48,563)	(395,893)	(41,952)	(320,767)

Net increase (decrease) resulting from Portfolio share transactions	598	$6,226	9,702	$106,652	(2,109)	$(49,711)	20,603	$231,466	(30,711)	$(247,622)	3,282	$12,706

	International Portfolio				Investment Grade Corporate Portfolio				Mortgage Portfolio

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold	509,853	$3,366,979	247,010	$1,655,799	57,789	$657,765	215,766	$2,261,400	362,422	$3,923,343	773,111	$8,560,232
Issued as reinvestment of distributions	87,989	483,061	24,484	165,090	21,914	248,299	45,730	475,470	30,390	325,697	54,716	599,868
Cost of shares redeemed	(271,993)	(1,936,773)	(338,118)	(2,344,123)	(349,055)	(3,962,301)	(342,749)	(3,536,495)	(626,754)	(6,800,244)	(704,826)	(7,738,491)

Net increase (decrease) resulting from Portfolio share transactions	325,849	$1,913,267	(66,624)	$(523,234)	(269,352)	$(3,056,237)	(81,253)	$(799,625)	(233,942)	$(2,551,204)	123,001	$1,421,609

	Municipal Sector Portfolio				Real Return Portfolio				Short-Term Portfolio

	Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold	22,303	$230,956	41,579	$437,513	95,662	$1,090,746	85,495	$937,948	601,568	$5,927,587	621,815	$6,106,242
Issued as reinvestment of distributions	1,142	11,851	1,189	12,310	7,459	85,882	1,774	19,526	6,348	62,447	4,124	40,488
Cost of shares redeemed	(12,841)	(131,745)	(31,890)	(343,761)	(41,282)	(482,234)	(39,140)	(433,381)	(426,304)	(4,196,802)	(390,245)	(3,837,601)

Net increase resulting from Portfolio share transactions	10,604	$111,062	10,878	$106,062	61,839	$694,394	48,129	$524,093	181,612	$1,793,232	235,694	$2,309,129

	Short-Term Portfolio II				U.S. Government Sector Portfolio

	Year Ended 03/31/2004		Period From 3/17/2003 to 3/31/2003		Year Ended 03/31/2004		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold	294,916	$2,977,074	2,006	$20,061	863,670	$9,470,890	561,101	$6,094,130
Issued as reinvestment of distributions	978	9,870	0	0	10,083	111,267	19,121	206,966
Cost of shares redeemed	(59,232)	(597,924)	0	0	(639,528)	(7,020,009)	(228,180)	(2,473,983)

Net increase resulting from Portfolio share transactions	236,662	$2,389,020	2,006	$20,061	234,225	$2,562,148	352,042	$3,827,113

76	Annual Report | 03.31.04

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the PIMCO Funds: Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Asset-Backed Securities Portfolio, Emerging Markets Portfolio, High Yield Portfolio, International Portfolio, Investment Grade Corporate Portfolio, Mortgage Portfolio, Municipal Sector Portfolio, Real Return Portfolio, Short-Term Portfolio, Short-Term Portfolio II, and U.S. Government Sector Portfolio (eleven of the portfolios constituting the Private Account Portfolio Series of PIMCO Funds: Pacific Investment Management Series, hereafter referred to as the “Portfolios”) at March 31, 2004, the results of each of their operations, the changes in each of their net assets and cash flows for the International Portfolio and the financial highlights for the Portfolios for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2004

03.31.04 | Annual Report	77

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2004) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2004 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

High Yield Portfolio	0.28%
Investment Grade Corporate Portfolio	0.31%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2004 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.28%
Investment Grade Corporate Portfolio	0.31%

For the benefit of shareholders of the Municipal Sector Portfolio, this is to inform you that 95.56% of the dividends paid by the Portfolio during its fiscal year qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2005, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

78	Annual Report | 03.31.04

Trustees and Officers of the PIMCO Funds:

Pacific Investment Management Series (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (44) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	78	None

R. Wesley Burns* (44) President and Trustee	07/1987 to Present (since 11/1997 as Trustee)	Director, PIMCO; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; and Director, PIMCO Global Advisors (Ireland) Limited. Formerly, Managing Director, PIMCO and Executive Vice President, PIMCO Funds: Multi-Manager Series.	77	None

Non-Interested Trustees

E. Philip Cannon (63) Trustee	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	116	None

Vern O. Curtis (69) Trustee	02/1995 to present	Private Investor; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.	77	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (64) Trustee	03/2000 to present	Private Investor and Business Consultant; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; Director, Freedom Communications; and Director, Remedy Temp (staffing). Formerly, Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	77	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	77	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until thir successors are duly elected and qualified.

03.31.04 | Annual Report	79

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mohan V. Phansalkar (40) Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Gregory A. Bishop (42) Senior Vice President	02/2003 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (59) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Raymond C. Hayes (59) Senior Vice President	02/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Margaret Isberg (47) Senior Vice President	02/1996 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Steven P. Kirkbaumer (48) Senior Vice President	02/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John S. Loftus (44) Senior Vice President	02/2001 to present	Managing Director, PIMCO.

James F. Muzzy (64) Senior Vice President	04/1987 to present (since 02/2003 as Senior Vice President)	Managing Director, PIMCO.

Douglas J. Ongaro (43) Senior Vice President	08/1995 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Mark A. Romano (45) Senior Vice President	02/1998 to present (since 02/2003 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	02/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Leland T. Scholey (51) Senior Vice President	02/1996 to present	Senior Vice President, PIMCO.

William S. Thompson, Jr. (58) Senior Vice President	11/1993 to present (since 02/2003 as Senior Vice President)	Managing Director and Chief Executive Officer, PIMCO.

Jim Johnstone (39) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, Vice President, Fidelity Investments.

Kevin D. Kuhner (38) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Henrik P. Larsen (34) Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Andre J. Mallegol, III (37) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Gail Mitchell (54) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO.

Bruce P. Pflug (45) Vice President	02/2003 to present	Account Manager, PIMCO.

David J. Pittman (56) Vice President	02/1998 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Scott M. Spalding (34) Vice President	02/2002 to present	Vice President, PIMCO. Formerly, associated with PacificCare Healthcare Systems.

80	Annual Report | 03.31.04

Officers of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christina L. Stauffer (40) Vice President	02/2003 to present	Vice President, PIMCO. Formerly, Account Manager, PIMCO and Vice President, Transamerica Investment Management.

Michael J. Willemsen (44) Vice President	11/1988 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil (34) Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

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82	Annual Report | 03.31.04

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03.31.04 | Annual Report	83

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84	Annual Report | 03.31.04

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PA Distributors LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services-Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, MO 64105

This report is submitted for the general information of the shareholders of the PIMCO Funds.

P  I  M  C  O

          F U N D S

840 Newport Center Drive

Newport Beach, CA 92660

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. This code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2004	$1,007,880
	March 31, 2003	$989,559

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2004	$119,000
	March 31, 2003	$85,000

(c)	Fiscal Year Ended	Tax Fees(2)
	March 31, 2004	$145,298
	March 31, 2003	$76,798

(d)	Fiscal Year Ended	All Other Fees
	March 31, 2004	$ 0
	March 31, 2003	$ 0

	(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders.

	(2) Includes aggregate fees billed for review of the registrant’s tax returns.

(e)	Pre-approval policies and procedures.

	(1) The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

	(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	March 31, 2004	March 31, 2003

	PIMCO Funds: Pacific Investment Management Series	$264,298	$161,798
	PIMCO	$139,031	$601,215

	Totals	$403,329	$763,013

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Please note that the registrant has included a summary schedule of portfolio securities for certain of its Funds in its annual reports to shareholders for this reporting period. For each such Fund, a schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

PIMCO Funds: Pacific Investment Management Series

March 31, 2004

Complete Schedule of Investments

Table of Contents:

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 46.7%

Banking & Finance 14.4%
AIG SunAmerica Global Funding
6.900% due 03/15/2032	$220	$260
American International Group, Inc.
3.125% due 05/15/2008	1,000	997
Banco Mercantil del Norte S.A.
5.875% due 02/17/2014	1,480	1,516
Bank of America Corp.
3.875% due 01/15/2008	920	954
5.875% due 02/15/2009	100	112
Banque Centrale De Tunisie
7.500% due 09/19/2007	390	444
Beaver Valley Funding Corp.
9.000% due 06/01/2017	325	385
Bluewater Finance Ltd.
10.250% due 02/15/2012	2,050	2,142
CitiCorp.
6.375% due 11/15/2008	400	451
Citigroup, Inc.
6.000% due 02/21/2012	650	733
7.750% due 12/01/2036	100	116
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	250	269
8.500% due 06/15/2010	2,880	3,541
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	10,500	10,671
8.000% due 03/25/2009	8,100	8,171
Ford Motor Credit Co.
1.470% due 07/19/2004 (a)	1,000	999
1.560% due 07/18/2005 (a)	1,500	1,492
7.250% due 10/25/2011	755	819
7.000% due 10/01/2013	3,575	3,779
Forest City Enterprises, Inc.
7.625% due 06/01/2015	375	407
General Electric Capital Corp.
5.450% due 01/15/2013	500	539
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	1,000	1,000
2.370% due 10/20/2005 (a)	1,500	1,512
7.000% due 02/01/2012	850	925
6.875% due 08/28/2012	330	357
8.000% due 11/01/2031	575	638
Goldman Sachs Group, Inc.
5.700% due 09/01/2012	165	179
4.750% due 07/15/2013	1,225	1,227
5.250% due 10/15/2013	400	415
6.125% due 02/15/2033	45	47
Household Finance Corp.
4.125% due 12/15/2008	500	517
7.000% due 05/15/2012	740	870
4.750% due 07/15/2013	120	121

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
HSBC Bank USA
4.625% due 04/01/2014	3,500	3,478
Industrial Bank of Korea
4.000% due 05/19/2014	30	30
JP Morgan Chase & Co.
4.000% due 11/15/2008	400	404
6.625% due 03/15/2012	620	714
JSG Funding PLC
9.625% due 10/01/2012	2,260	2,565
Korea Development Bank
5.750% due 09/10/2013	615	665
La Quinta Properties, Inc.
8.875% due 03/15/2011	325	369
MetLife, Inc.
5.375% due 12/15/2012	45	48
Mizuho Preferred Capital Co.
8.790% due 06/30/2008 (a)	3,000	3,380
8.790% due 12/29/2049 (a)	750	851
9.870% due 12/31/2049 (a)	300	353
Morgan Stanley Dean Witter & Co.
5.300% due 03/01/2013	300	315
National Rural Utilities Cooperative Finance Corp.
7.250% due 03/01/2012	1,315	1,569
Pemex Finance Ltd.
8.020% due 05/15/2007	555	612
9.690% due 08/15/2009	1,330	1,580
Pemex Project Funding Master Trust
8.000% due 11/15/2011	2,100	2,454
7.375% due 12/15/2014	100	112
8.625% due 02/01/2022	783	908
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	700	605
Rabobank Capital Fund II
5.260% due 12/26/2049 (a)	860	894
Riggs Capital Trust
8.625% due 12/31/2026	1,000	1,045
Rotech Healthcare, Inc.
9.500% due 04/01/2012	1,775	1,917
Royal Bank of Scotland PLC
9.118% due 03/31/2049	500	640
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (a)	28,337	31,453
Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049 (a)	450	532
UFJ Finance Aruba AEC
6.750% due 07/15/2013	500	554
Universal City Development Partners
11.750% due 04/01/2010	500	584
Ventas Capital Corp.
8.750% due 05/01/2009	750	853
Verizon Global Funding Corp.
6.875% due 06/15/2012	1,000	1,158

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
4.375% due 06/01/2013	500	488

		107,735

Industrials 22.0%
Abitibi-Consolidated, Inc.
7.500% due 04/01/2028	25	23
8.850% due 08/01/2030	745	760
AEC Ironwood LLC
8.857% due 11/30/2025	1,484	1,617
Airgas, Inc.
6.250% due 07/15/2014	1,050	1,087
Allbritton Communications Co.
7.750% due 12/15/2012	700	730
Allied Waste North America, Inc.
8.500% due 12/01/2008	995	1,119
10.000% due 08/01/2009	547	589
6.500% due 11/15/2010	250	257
Amerada Hess Corp.
6.650% due 08/15/2011	810	896
7.300% due 08/15/2031	425	455
American Color Graphics, Inc.
10.000% due 06/15/2010	375	332
American Media Operations, Inc.
10.250% due 05/01/2009	500	526
8.875% due 01/15/2011	250	249
American Tower Escrow
0.000% due 08/01/2008	500	354
AmeriGas Partners LP
10.000% due 04/15/2006	375	411
AOL Time Warner, Inc.
6.875% due 05/01/2012	1,625	1,863
7.700% due 05/01/2032	200	237
Argosy Gaming Co.
7.000% due 01/15/2014	500	526
Armor Holdings, Inc.
8.250% due 08/15/2013	325	362
Aviall, Inc.
7.625% due 07/01/2011	675	726
Beverly Enterprises, Inc.
9.625% due 04/15/2009	325	373
Boise Cascade Corp.
7.000% due 11/01/2013	833	895
Boyd Gaming Corp.
7.750% due 12/15/2012	1,025	1,102
BRL Universal Equipment
8.875% due 02/15/2008	250	271
Cablevision Systems Corp.
8.000% due 04/15/2012	500	500
Cadmus Communications Corp.
9.750% due 06/01/2009	1,875	1,992
Caesars Entertainment, Inc.
8.125% due 05/15/2011	100	115
Canwest Media, Inc.

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
10.625% due 05/15/2011	325	370
CCO Holdings LLC
8.750% due 11/15/2013	1,000	1,025
Charter Communications Holdings II LLC
10.250% due 09/15/2010	1,000	1,035
Charter Communications Holdings LLC
10.000% due 04/01/2009	600	516
Chesapeake Energy Corp.
8.125% due 04/01/2011	174	193
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	675	690
Clear Channel Communications, Inc.
7.650% due 09/15/2010	340	404
5.750% due 01/15/2013	400	425
Comcast Cable Communications, Inc.
6.200% due 11/15/2008	100	111
6.875% due 06/15/2009	1,095	1,251
7.125% due 06/15/2013	2,130	2,467
Comcast Corp.
6.500% due 01/15/2015	100	111
7.050% due 03/15/2033	200	223
Commonwealth Brands, Inc.
9.750% due 04/15/2008	350	383
Continental Airlines, Inc.
7.373% due 12/15/2015	337	296
Cox Communications, Inc.
7.750% due 08/15/2006	270	303
7.125% due 10/01/2012	725	840
Crown European Holdings S.A.
9.500% due 03/01/2011	715	806
10.875% due 03/01/2013	1,700	1,989
CSC Holdings, Inc.
8.125% due 08/15/2009	335	362
7.625% due 04/01/2011	1,550	1,643
DaimlerChrysler N.A. Holding Corp.
1.910% due 09/26/2005 (a)	4,000	4,027
7.300% due 01/15/2012	490	566
6.500% due 11/15/2013	2,300	2,492
8.500% due 01/18/2031	340	419
Dex Media West LLC
8.500% due 08/15/2010	750	831
9.875% due 08/15/2013	2,205	2,459
Dimon, Inc.
9.625% due 10/15/2011	200	217
7.750% due 06/01/2013	975	975
Dobson Communications Corp.
8.875% due 10/01/2013	700	553
Domino’s, Inc.
8.250% due 07/01/2011	725	785
Dow Chemical Co.
5.750% due 12/15/2008	105	115
6.000% due 10/01/2012	250	275

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Dresser, Inc.
9.375% due 04/15/2011	1,550	1,697
Duke Energy Field Services LLC
7.500% due 08/16/2005	245	264
5.625% due 11/30/2012	225	239
Dunlop Standard Aerospace Holdings PLC
11.875% due 05/15/2009	800	856
Dura Operating Corp.
8.625% due 04/15/2012	1,280	1,370
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	1,550	1,481
Dynegy Holdings, Inc.
9.875% due 07/15/2010	750	819
El Paso CGP Co.
6.375% due 02/01/2009	1,500	1,267
7.625% due 09/01/2008	175	156
El Paso Corp.
7.875% due 06/15/2012	620	558
El Paso Production Holding Co.
7.750% due 06/01/2013	6,665	6,215
Equistar Chemicals LP
10.125% due 09/01/2008	255	275
Evergreen Resources, Inc.
5.875% due 03/15/2012	1,000	1,015
Extended Stay America, Inc.
9.875% due 06/15/2011	720	850
Extendicare Health Services
9.500% due 07/01/2010	500	561
Ferrellgas Partners LP
8.750% due 06/15/2012	1,070	1,193
Fimep S.A.
10.500% due 02/15/2013	155	185
Fisher Scientific International
8.000% due 09/01/2013	350	395
Ford Motor Credit Co.
7.450% due 07/16/2031	300	300
Fresenius Medical Care
7.875% due 06/15/2011	1,260	1,399
Garden State Newspapers, Inc.
8.625% due 07/01/2011	50	53
General Motors Corp.
7.125% due 07/15/2013	3,025	3,310
Georgia-Pacific Corp.
9.125% due 07/01/2022	1,310	1,361
8.000% due 01/15/2024	1,970	2,088
Grief Brothers Corp.
8.875% due 08/01/2012	495	542
Hanover Compressor Co.
8.625% due 12/15/2010	500	540
Hanover Equipment Trust
8.500% due 09/01/2008	1,000	1,075

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Hilton Hotels Corp.
7.625% due 12/01/2012	375	433
HMH Properties, Inc.
7.875% due 08/01/2008	300	313
Hollinger International Publishing
9.000% due 12/15/2010	675	746
Hollinger Participation Trust
12.125% due 11/15/2010 (b)	233	267
Host Marriott LP
8.375% due 02/15/2006	250	268
9.500% due 01/15/2007	240	270
Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008	3,000	3,111
Ingles Markets, Inc.
8.875% due 12/01/2011	1,725	1,807
Insight Midwest LP
9.750% due 10/01/2009	500	524
10.500% due 11/01/2010	750	810
International Paper Co.
6.750% due 09/01/2011	220	251
Invensys PLC
9.875% due 03/15/2011	500	515
ISP Chemco, Inc.
10.250% due 07/01/2011	1,375	1,564
ISP Holdings, Inc.
10.625% due 12/15/2009	165	184
JohnsonDiversey, Inc.
9.625% due 05/15/2012	475	520
K&F Industries, Inc.
9.625% due 12/15/2010	325	366
Kappa Beheer BV
10.625% due 07/15/2009	225	240
Kerr-McGee Corp.
6.875% due 09/15/2011	1,050	1,195
7.875% due 09/15/2031	145	173
Korea Highway Corp.
4.875% due 04/17/2014	1,540	1,525
Kroger Co.
5.500% due 02/01/2013	1,240	1,307
L-3 Communications Corp.
6.125% due 07/15/2013	750	778
Mail Well I Corp.
9.625% due 03/15/2012	670	740
Mandalay Resort Group
9.375% due 02/15/2010	1,235	1,477
7.625% due 07/15/2013	200	220
Mediacom Broadband LLC
11.000% due 07/15/2013	1,760	1,892
Merisant Co.
9.500% due 07/15/2013	750	742
MGM Mirage, Inc.
9.750% due 06/01/2007	230	267
8.375% due 02/01/2011	1,150	1,334

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Midwest Generation LLC
8.560% due 01/02/2016	425	453
Nalco Co.
7.750% due 11/15/2011	1,025	1,076
8.875% due 11/15/2013	400	419
Newpark Resources, Inc.
8.625% due 12/15/2007	1,150	1,179
Norfolk Southern Corp.
7.800% due 05/15/2027	170	211
North Atlantic Holding Co., Inc.
0.000% due 03/01/2014 (c)	2,000	1,180
Owens-Brockway Glass Container, Inc.
8.875% due 02/15/2009	750	814
8.750% due 11/15/2012	750	819
8.250% due 05/15/2013	400	414
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	81	96
PanAmSat Corp.
8.500% due 02/01/2012	1,500	1,575
Park Place Entertainment Corp.
8.875% due 09/15/2008	335	384
7.875% due 03/15/2010	300	336
7.000% due 04/15/2013	500	547
Peabody Energy Corp.
6.875% due 03/15/2013	500	542
Pemex Project Funding Master Trust
2.920% due 10/15/2009 (a)	3,500	3,655
Petroleos Mexicanos
9.375% due 12/02/2008	203	247
9.250% due 03/30/2018	2,300	2,835
Petronas Capital Ltd.
7.000% due 05/22/2012	250	287
Primedia, Inc.
8.000% due 05/15/2013	1,005	1,010
Quebecor Media, Inc.
11.125% due 07/15/2011	1,560	1,798
Qwest Communications International
7.250% due 02/15/2011	4,275	4,093
7.500% due 02/15/2014	775	734
Qwest Corp.
9.125% due 03/15/2012	1,390	1,585
Roundy’s, Inc.
8.875% due 06/15/2012	1,700	1,878
Royal Caribbean Cruises Ltd.
8.000% due 05/15/2010	375	426
Safeway, Inc.
7.250% due 02/01/2031	670	757
Saks, Inc.
8.250% due 11/15/2008	1	1
Salem Communications Holding Corp.
7.750% due 12/15/2010	525	557

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Schering-Plough Corp.
5.300% due 12/01/2013	500	523
Six Flags, Inc.
9.750% due 04/15/2013	700	747
Sonat, Inc.
7.625% due 07/15/2011	500	436
Station Casinos, Inc.
6.000% due 04/01/2012	1,000	1,010
6.500% due 02/01/2014	700	710
Stone Container Corp.
11.500% due 08/15/2006	150	154
9.750% due 02/01/2011	350	393
8.375% due 07/01/2012	300	329
TD Funding Corp.
8.375% due 07/15/2011	775	825
Tenet Healthcare Corp.
5.375% due 11/15/2006	1,000	945
6.375% due 12/01/2011	300	261
7.375% due 02/01/2013	500	454
Tenneco Automotive, Inc.
10.250% due 07/15/2013	900	1,040
Time Warner Telecom, Inc.
9.750% due 07/15/2008	400	373
10.125% due 02/01/2011	325	301
TransMontaigne, Inc.
9.125% due 06/01/2010	750	806
Trinity Industries, Inc.
6.500% due 03/15/2014	1,800	1,809
TRW Automotive, Inc.
9.375% due 02/15/2013	451	521
Tyco International Group S.A.
5.875% due 11/01/2004	735	752
6.375% due 02/15/2006	3,000	3,195
6.750% due 02/15/2011	500	558
6.375% due 10/15/2011	445	487
United Airlines, Inc.
7.783% due 01/01/2014	254	228
Vintage Petroleum, Inc.
7.875% due 05/15/2011	300	324
8.250% due 05/01/2012	100	113
Vivendi Universal S.A.
9.250% due 04/15/2010	305	366
Walt Disney Co.
6.375% due 03/01/2012	740	826
Waste Management, Inc.
7.375% due 08/01/2010	900	1,062
7.650% due 03/15/2011	270	325
Westlake Chemical Corp.
8.750% due 07/15/2011	1,720	1,909
Williams Cos., Inc.
6.500% due 08/01/2006	3,000	3,146
6.500% due 12/01/2008	2,500	2,609
8.625% due 06/01/2010	1,575	1,740

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
8.125% due 03/15/2012	945	1,048
7.750% due 06/15/2031	115	114
8.750% due 03/15/2032	650	692
Wyeth
6.450% due 02/01/2024	300	317
Young Broadcasting, Inc.
8.500% due 12/15/2008	200	217
10.000% due 03/01/2011	1,150	1,236

		164,236

Utilities 10.3%
AES Corp.
8.875% due 02/15/2011	700	751
8.750% due 05/15/2013	750	829
7.750% due 03/01/2014	1,500	1,509
American Cellular Corp.
10.000% due 08/01/2011	725	700
AT&T Broadband Corp.
8.375% due 03/15/2013	315	392
AT&T Corp.
6.000% due 03/15/2009	260	281
8.050% due 11/15/2011	1,775	2,079
8.750% due 11/15/2031	370	438
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	2,740	3,344
British Telecom PLC
8.375% due 12/15/2010	2,240	2,773
Calpine Corp.
8.750% due 07/15/2013	300	276
CenterPoint Energy Resources Corp.
7.750% due 02/15/2011	1,500	1,713
Cincinnati Bell, Inc.
8.375% due 01/15/2014	700	690
CMS Energy Corp.
7.000% due 01/15/2005	255	260
7.500% due 01/15/2009	300	310
7.750% due 08/01/2010	175	182
Constellation Energy Group, Inc.
7.000% due 04/01/2012	655	756
Dayton Power & Light Co.
5.125% due 10/01/2013	1,480	1,505
Delphi Corp.
6.500% due 08/15/2013	4,040	4,325
Dominion Resources, Inc.
5.700% due 09/17/2012	260	281
El Paso Natural Gas Co.
7.625% due 08/01/2010	200	207
Entergy Gulf States, Inc.
8.250% due 04/01/2004	1,000	1,000
FirstEnergy Corp.
6.450% due 11/15/2011	3,200	3,510
France Telecom S.A.
8.200% due 03/01/2006	650	719

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
8.750% due 03/01/2011	2,745	3,358
Gulfterra Energy Partner
8.500% due 06/01/2011	251	286
Homer City Funding LLC
8.734% due 10/01/2026	1,500	1,673
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	200	223
8.625% due 11/14/2011	125	141
MidAmerican Energy Holdings Co.
5.875% due 10/01/2012	300	325
MSW Energy Holdings LLC
8.500% due 09/01/2010	900	990
Nextel Communications, Inc.
9.500% due 02/01/2011	322	368
5.950% due 03/15/2014	1,000	998
7.375% due 08/01/2015	2,125	2,311
Niagara Mohawk Power Corp.
6.625% due 07/01/2005	170	181
NRG Energy, Inc.
8.000% due 12/15/2013	3,870	4,015
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	2,220	2,221
8.333% due 10/31/2049 (a)(e)	1,050	1,050
Progress Energy, Inc.
7.100% due 03/01/2011	865	1,002
7.000% due 10/30/2031	170	190
PSEG Energy Holdings, Inc.
10.000% due 10/01/2009	725	848
PSEG Power LLC
3.750% due 04/01/2009	3,000	3,004
6.950% due 06/01/2012	270	312
5.500% due 12/01/2015	900	924
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,495	1,353
Ras Laffan Liquefied Natural Gas Co. Ltd.
3.437% due 09/15/2009	2,000	2,021
Reliant Resources, Inc.
9.500% due 07/15/2013	2,450	2,713
Rogers Wireless Communications, Inc.
6.375% due 03/01/2014	500	511
Rural Cellular Corp.
9.875% due 02/01/2010	1,050	1,058
8.250% due 03/15/2012	300	308
SESI LLC
8.875% due 05/15/2011	875	958
South Point Energy Corp.
8.400% due 05/30/2012	1,836	1,718
Southern California Edison Co.
1.420% due 01/13/2006 (a)	75	75
Sprint Capital Corp.
5.875% due 05/01/2004	1,000	1,003
8.375% due 03/15/2012	2,680	3,269

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.875% due 11/15/2028	500	521
8.750% due 03/15/2032	200	254
TECO Energy, Inc.
7.500% due 06/15/2010	1,300	1,407
Triton PCS, Inc.
8.500% due 06/01/2013	1,050	1,124
TXU Energy Co.
7.000% due 03/15/2013	3,800	4,364
Verizon New England, Inc.
6.500% due 09/15/2011	625	707
Verizon New York, Inc.
6.875% due 04/01/2012	25	28
Virginia Electric & Power Co.
4.750% due 03/01/2013	245	248

		76,890

Total Corporate Bonds & Notes (Cost $343,559)		348,861

ASSET-BACKED SECURITIES 0.0%
Kingdom of Morocco
2.187% due 01/05/2009 (a)	74	73

Total Asset-Backed Securities (Cost $72)		73

SOVEREIGN ISSUES 27.8%
Banque Centrale De Tunisie
7.500% due 09/19/2007	1,000	1,140
7.375% due 04/25/2012	1,776	2,073
Dominican Republic
9.500% due 09/27/2006	1,260	977
9.040% due 01/23/2013	200	146
Republic of Brazil
2.000% due 04/15/2006 (a)	1,899	1,865
11.500% due 03/12/2008	1,350	1,536
2.062% due 04/15/2009 (a)	2,984	2,810
14.500% due 10/15/2009	900	1,152
12.000% due 04/15/2010	2,200	2,569
10.000% due 08/07/2011	3,600	3,838
11.000% due 01/11/2012	14,725	16,470
2.062% due 04/15/2012 (a)	1,400	1,234
2.187% due 04/15/2012 (a)	3,735	3,292
10.250% due 06/17/2013	1,100	1,185
8.000% due 04/15/2014	554	544
8.875% due 04/15/2024	907	834
10.125% due 05/15/2027	150	153
12.250% due 03/06/2030	2,335	2,790
8.250% due 01/20/2034	7,270	6,216
11.000% due 08/17/2040	28,567	30,652
Republic of Bulgaria
2.000% due 07/28/2012 (a)	212	210
2.000% due 07/28/2024 (a)	50	50
Republic of Chile

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.875% due 04/28/2009	15	17
7.125% due 01/11/2012	857	1,001
5.500% due 01/15/2013	635	673
Republic of Colombia
9.750% due 04/23/2009	15	17
10.000% due 01/23/2012	91	106
10.375% due 01/28/2033	515	591
Republic of Croatia
2.000% due 07/31/2010 (a)	180	180
Republic of Ecuador
7.000% due 08/15/2030	10,595	9,460
Republic of Guatemala
9.250% due 08/01/2013	1,845	2,147
Republic of Korea
8.875% due 04/15/2008	335	406
Republic of Malaysia
8.750% due 06/01/2009	255	315
7.500% due 07/15/2011	899	1,083
Republic of Panama
8.250% due 04/22/2008	1,042	1,177
9.625% due 02/08/2011	442	528
9.375% due 07/23/2012	1,493	1,773
9.375% due 04/01/2029	75	86
Republic of Peru
9.125% due 01/15/2008	321	375
9.125% due 02/21/2012	1,011	1,150
9.875% due 02/06/2015	47	55
4.500% due 03/07/2017 (a)	655	582
5.000% due 03/07/2017 (a)	2,220	2,073
8.750% due 11/21/2033	1,000	1,011
Republic of Poland
4.000% due 10/27/2024 (a)	55	50
Republic of South Africa
9.125% due 05/19/2009	750	927
7.375% due 04/25/2012	1,730	2,020
Republic of Ukraine
11.000% due 03/15/2007 (a)	988	1,110
6.875% due 03/04/2011	11,650	11,970
7.650% due 06/11/2013 (a)	420	440
7.650% due 06/11/2013	800	838
Republic of Venezuela
9.375% due 01/13/2034	1,600	1,416
Russian Federation
8.750% due 07/24/2005	3,000	3,242
8.250% due 03/31/2010 (a)	230	262
5.000% due 03/31/2030 (a)	51,622	51,829
United Mexican States
10.375% due 02/17/2009	1,555	2,008
9.875% due 02/01/2010	215	277
8.375% due 01/14/2011	4,163	5,071
7.500% due 01/14/2012	1,570	1,829
6.375% due 01/16/2013	3,239	3,516

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
5.875% due 01/15/2014		8,100	8,432
11.375% due 09/15/2016		30	46
8.125% due 12/30/2019		1,795	2,136
8.000% due 09/24/2022		45	52
8.300% due 08/15/2031		1,668	1,964
7.500% due 04/08/2033		1,780	1,945

Total Sovereign Issues (Cost $203,196)			207,922

FOREIGN CURRENCY-DENOMINATED ISSUES 0.5% (i)(j)
Aspropulsion Capital BV
9.625% due 10/01/2013	EC	325	421
El Paso Corp.
7.125% due 05/06/2009		600	638
Republic of South Africa
5.250% due 05/16/2013		1,050	1,290
Shaw Communications, Inc.
7.500% due 11/20/2013	C$	1,000	810
Valentia Telecommunications Ltd.
7.250% due 08/15/2013	EC	225	306

Total Foreign Currency-Denominated Issues (Cost $2,494)			3,465

PREFERRED STOCK 0.2%
	Shares
Fresenius Medical Care
7.870% due 02/01/2008		1,335	1,458
Riggs Capital Trust
8.625% due 12/31/2026		345,000	361

Total Preferred Stock (Cost $1,785)			1,819

SHORT-TERM INSTRUMENTS 20.9%
	Principal Amount (000s)
Commercial Paper 19.6%
ABN AMRO Mortgage Corp.
1.030% due 04/28/2004		$10,000	9,992
Barclays U.S. Funding Corp.
1.030% due 05/21/2004		10,000	9,986
Danske Corp.
1.030% due 04/14/2004		700	700
1.025% due 06/18/2004		14,300	14,268
Fannie Mae
1.020% due 05/05/2004		10,000	9,990
1.010% due 05/19/2004		900	899
1.010% due 05/26/2004		10,900	10,883
1.005% due 07/01/2004		7,000	6,982
1.030% due 07/01/2004		5,600	5,585

Schedule of Investments

Diversified Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Freddie Mac
1.015% due 05/11/2004	7,800	7,791
1.010% due 05/18/2004	2,500	2,497
1.010% due 05/25/2004	100	100
1.000% due 06/01/2004	11,800	11,779
1.010% due 06/15/2004	200	200
1.010% due 07/15/2004	7,000	6,979
General Electric Capital Corp.
1.040% due 05/11/2004	1,400	1,398
HBOS Treasury Services PLC
1.100% due 04/15/2004	1,600	1,599
1.045% due 06/22/2004	1,100	1,097
1.030% due 06/29/2004	3,100	3,092
Pfizer, Inc.
1.000% due 05/17/2004	2,200	2,197
1.010% due 05/24/2004	16,200	16,176
Rabobank Netherland NV
1.030% due 05/10/2004	3,500	3,496
Royal Bank of Scotland PLC
1.025% due 05/04/2004	4,700	4,696
1.020% due 05/05/2004	1,800	1,798
Westpac Capital Corp.
1.040% due 05/06/2004	10,000	9,990
1.030% due 07/07/2004	2,000	1,994

		146,164

Repurchase Agreement 0.3%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $2,045. Repurchase proceeds are $2,000.)	2,000	2,000

U.S. Treasury Bills 1.0%
0.971% due 06/03/2004-06/17/2004 (d)(f)	7,815	7,799

Total Short-Term Instruments (Cost $155,967)		155,963

Total Investments (Cost $707,073)	96.1%	$718,103

Written Options (h) (Premiums $585)	(0.1)%	(594)
Other Assets and Liabilities (Net)	4.0%	29,608

Net Assets	100.0%	$747,117

See accompanying notes

PX2D

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Payment in-kind bond security.
(c)	Security becomes interest bearing at a future date.
(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Security is in default.
(f)	Securities with an aggregate market value of $2,810 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Note Long Futures	06/2004	523	$1,062
U.S. Treasury 10-Year Note Long Futures	06/2004	20	(14)

			$1,048

(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	$3,000	5
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	4,000	10

Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	1,000	2
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	6,000	15
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	700	(2)
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,000	(43)
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2008	17,200	(531)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,000	(114)
Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	3,300	(28)

Receive a fixed rate equal to 1.280% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	900	6
Receive a fixed rate equal to 0.600% and the Fund will pay at par in the event of default of IBOXX IG Index.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2009	3,000	(6)
Receive a fixed rate equal to 1.000% and pay total return on Tradable Credit North America Series 2 March 2009 Index.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2009	10,000	(35)
Receive a fixed rate equal to 1.000% and pay total return on Tradable Credit North America Series 2 March 2009 Index.
Counterparty: Bear Stearns & Co., Inc. Exp. 03/20/2009	3,800	(28)
Receive a fixed rate equal to 3.150% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 08/19/2013	200	10
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/04/2013	810	31
Receive a fixed rate equal to 2.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/05/2013	350	12
Receive a fixed rate equal to 2.750% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 09/17/2013	200	4

Receive a fixed rate equal to 2.050% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 7.500% due 04/08/2033.
Counterparty: Goldman Sachs & Co. Exp. 09/20/2013	210	6
Receive a fixed rate equal to 2.070% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	490	16
Receive a fixed rate equal to 2.070% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	40	1
Receive a fixed rate equal to 2.170% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2013	120	5
Receive a fixed rate equal to 2.310% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	4,500	(62)

		$(726)

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	256	$180	$16
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	114	95	14
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	353	300	547
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	17	10	17

				$585	$594

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	832	04/2004	$4	$0	$4
Buy		818	05/2004	1	0	1
Buy		690	06/2004	1	0	1
Sell	C$	1,000	04/2004	0	(11)	(11)
Buy	CP	46,275	04/2004	1	0	1
Buy		140,093	05/2004	0	(1)	(1)
Buy		139,385	06/2004	0	(2)	(2)
Buy	CY	2,109	09/2004	0	(4)	(4)
Sell	EC	2,374	04/2004	18	0	18
Buy	H$	2,181	04/2004	0	0	0
Buy		2,139	05/2004	0	0	0
Buy		1,788	06/2004	0	0	0
Buy	IR	15,601	06/2004	13	0	13
Buy	JY	700,453	05/2004	397	0	397
Buy	KW	303,021	04/2004	3	0	3
Buy		6,269,334	05/2004	82	0	82
Buy		271,400	06/2004	5	0	5
Buy	MP	12,698	04/2004	34	0	34
Sell		12,699	04/2004	23	0	23
Buy		3,106	05/2004	0	(4)	(4)
Buy		2,579	06/2004	0	(2)	(2)
Buy	PN	954	05/2004	0	0	0
Buy		800	06/2004	0	0	0
Buy	RR	18,812	04/2004	0	(2)	(2)
Buy		7,840	05/2004	0	(1)	(1)
Buy		6,564	06/2004	0	0	0
Buy	S$	473	04/2004	2	0	2
Buy		465	05/2004	3	0	3
Buy		392	06/2004	4	0	4

Buy	SR	1,848	05/2004	15	0	15
Buy		1,577	06/2004	16	0	16
Buy	SV	9,058	05/2004	1	0	1
Buy		7,689	06/2004	3	0	3
Buy	T$	9,108	05/2004	2	0	2
Buy		7,638	06/2004	2	0	2

				$630	$(27)	$603

(j)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
BRAZIL 29.5%
Republic of Brazil
2.000% due 04/15/2006 (a)	$43,509	$42,722
11.500% due 03/12/2008	10,700	12,171
2.062% due 04/15/2009 (a)	39,614	37,314
14.500% due 10/15/2009	2,600	3,329
12.000% due 04/15/2010	3,865	4,512
9.250% due 10/22/2010	2,880	2,995
10.000% due 08/07/2011	5,360	5,714
11.000% due 01/11/2012	31,675	35,429
2.187% due 04/15/2012 (a)	51,740	45,602
10.250% due 06/17/2013	3,800	4,095
8.000% due 04/15/2014	770	755
12.750% due 01/15/2020	3,750	4,594
2.125% due 04/15/2024 (a)	1,130	939
6.000% due 04/15/2024 (a)	11,697	10,126
8.875% due 04/15/2024	18,350	16,883
10.125% due 05/15/2027	19,050	19,374
12.250% due 03/06/2030	22,115	26,427
8.250% due 01/20/2034	23,880	20,417
11.000% due 08/17/2040	126,321	135,542

Total Brazil (Cost $388,634)		428,940

BULGARIA 0.4%
Republic of Bulgaria
2.000% due 07/28/2011 (a)	$310	306
2.000% due 07/28/2012 (a)	2,728	2,700
2.000% due 07/28/2024 (a)	2,625	2,631

Total Bulgaria (Cost $5,385)		5,637

CAYMAN ISLANDS 0.1%
Pemex Finance Ltd.
9.030% due 02/15/2011	$60	73
Vale Overseas Ltd
8.250% due 01/17/2034	750	690

Total Cayman Islands (Cost $719)		763

CHILE 1.1%
Republic of Chile
6.875% due 04/28/2009	$2,280	2,620
7.125% due 01/11/2012	10,740	12,542
5.500% due 01/15/2013	990	1,049

Total Chile (Cost $15,737)		16,211

COLOMBIA 1.3%
Republic of Colombia
7.625% due 02/15/2007	$50	55

Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
8.625% due 04/01/2008	5,000	5,658
9.750% due 04/23/2009	610	711
10.500% due 07/09/2010	2,000	2,410
9.750% due 04/09/2011 (a)	2,942	3,451
10.750% due 01/15/2013	790	953
10.375% due 01/28/2033	5,405	6,208

Total Colombia (Cost $12,592)		19,446

CROATIA 0.1%
Republic of Croatia
2.000% due 07/31/2010 (a)	$1,947	1,945

Total Croatia (Cost $1,939)		1,945

DOMINICAN REPUBLIC 0.8%
Dominican Republic
9.500% due 09/27/2006	$13,400	10,385
9.040% due 01/23/2013	2,400	1,746

Total Dominican Republic (Cost $14,228)		12,131

ECUADOR 4.5%
Republic of Ecuador
7.000% due 08/15/2030 (a)	$72,437	64,726

Total Ecuador (Cost $50,916)		64,726

EL SALVADOR 0.3%
Republic of El Salvador
8.500% due 07/25/2011	$3,290	3,838

Total El Salvador (Cost $3,560)		3,838

GUATEMALA 1.1%
Republic of Guatemala
9.250% due 08/01/2013	$13,731	15,970

Total Guatemala (Cost $15,651)		15,970

MALAYSIA 1.5%
Petroliam Nasional
7.750% due 08/15/2015	$1,690	2,048
Petronas Capital Ltd.
7.000% due 05/22/2012	9,985	11,479
7.875% due 05/22/2022	3,000	3,591
Republic of Malaysia
8.750% due 06/01/2009	4,000	4,930
7.500% due 07/15/2011	393	473

Total Malaysia (Cost $21,580)		22,521

Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
MEXICO 14.3%
Banco Mercantil del Norte S.A.
5.875% due 02/17/2014	$4,050	4,148
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	3,600	3,615
8.500% due 02/15/2008	3,200	3,747
9.125% due 10/13/2010	565	695
8.000% due 11/15/2011	6,580	7,689
7.375% due 12/15/2014	525	587
8.625% due 02/01/2022	25,466	29,541
Petroleos Mexicanos
6.500% due 02/01/2005	1,900	1,979
9.375% due 12/02/2008	500	608
9.250% due 03/30/2018	500	616
Telefonos de Mexico S.A.
8.250% due 01/26/2006	1,000	1,103
United Mexican States
8.625% due 03/12/2008	1,500	1,795
4.625% due 10/08/2008	60	62
10.375% due 02/17/2009	3,690	4,766
8.375% due 01/14/2011	25,642	31,236
7.500% due 01/14/2012	7,450	8,679
6.375% due 01/16/2013	17,186	18,655
5.875% due 01/15/2014	1,500	1,562
6.625% due 03/03/2015	2,000	2,183
11.375% due 09/15/2016	1,060	1,607
8.125% due 12/30/2019	18,935	22,533
8.000% due 09/24/2022	27,380	31,692
8.300% due 08/15/2031	17,361	20,443
7.500% due 04/08/2033	6,500	7,101
United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)	20,094	100
0.000% due 06/30/2005 (a)	20,094	402
0.000% due 06/30/2006 (a)	20,094	301
0.000% due 06/30/2007 (a)	18,325	183

Total Mexico (Cost $198,008)		207,628

MOROCCO 0.3%
Kingdom of Morocco
2.031% due 01/05/2009 (a)	$4,446	4,357

Total Morocco (Cost $4,229)		4,357

PANAMA 2.7%
Republic of Panama
8.250% due 04/22/2008	$1,110	1,254
9.625% due 02/08/2011	16,289	19,466
9.375% due 07/23/2012	13,283	15,774
9.375% due 04/01/2029	2,675	3,063
Total Panama (Cost $37,980)		39,557

Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
PERU 3.9%
Republic of Peru
9.125% due 01/15/2008		$3,209	3,747
9.125% due 02/21/2012		8,741	9,943
9.875% due 02/06/2015		950	1,121
4.500% due 03/07/2017 (a)		22,814	20,262
5.000% due 03/07/2017 (a)		19,861	18,542
8.750% due 11/21/2033		3,000	3,033

Total Peru (Cost $53,485)			56,648

QATAR 0.2%
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437% due 09/15/2009		$3,000	3,031

Total Qatar (Cost $3,000)			3,031

RUSSIA 15.4%
Russian Federation
8.750% due 07/24/2005		$1,250	1,351
8.250% due 03/31/2010 (a)		6,970	7,930
11.000% due 07/24/2018		1,950	2,744
12.750% due 06/24/2028		2,525	4,175
5.000% due 03/31/2030 (a)		202,212	203,020
5.000% due 03/31/2030		4,322	4,349

Total Russia (Cost $218,684)			223,569

SOUTH AFRICA 1.9% (d)(e)
Republic of South Africa
9.125% due 05/19/2009		$5,940	7,343
7.375% due 04/25/2012		500	584
5.250% due 05/16/2013	EC	15,560	19,109
8.500% due 06/23/2017		$250	312

Total South Africa (Cost $25,823)			27,348

SOUTH KOREA 1.4%
Export-Import Bank of Korea
7.100% due 03/15/2007		$2,000	2,239
Hanvit Bank
12.750% due 03/01/2010 (a)		5,000	5,488
Industrial Bank of Korea
4.000% due 05/19/2014 (a )		4,440	4,426
Korea Development Bank
5.500% due 11/13/2012		1,000	1,066
5.750% due 09/10/2013		4,625	4,998

Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Republic of Korea
8.875% due 04/15/2008		1,580	1,916

Total South Korea (Cost $19,828)			20,133

TUNISIA 3.1% (d)(e)
Banque Centrale De Tunisie
4.750% due 04/07/2011	EC	450	551
7.375% due 04/25/2012		$36,662	42,803
8.250% due 09/19/2027		1,680	1,966

Total Tunisia (Cost $45,108)			45,320

UKRAINE 3.9%
Republic of Ukraine
11.000% due 03/15/2007 (a)		$11,152	12,528
6.875% due 03/04/2011		32,450	33,342
7.650% due 06/11/2013		6,690	7,014
7.650% due 06/11/2013		4,270	4,473

Total Ukraine (Cost $55,868)			57,357

UNITED STATES 2.5%

Corporate Bonds & Notes 2.5%
Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		$9,250	9,593
Pemex Project Funding Master Trust
2.920% due 10/15/2009 (a)		25,280	26,399

Total United States (Cost $65,200)			35,992

VENEZUELA 1.4%
Republic of Venezuela Oil Linked Payment Obligation
0.000% due 04/15/2020 (a)		$4	0
Republic of Venezuela
5.375% due 08/07/2010		7,100	5,927
10.750% due 09/19/2013		750	790
9.375% due 01/13/2034		15,850	14,027

Total Venezuela (Cost $21,408)			20,744

SHORT-TERM INSTRUMENTS 28.8%

Commercial Paper 23.0%
Anz (Delaware), Inc.
1.040% due 05/12/2004		$20,000	19,976
CBA (de) Finance
1.050% due 04/07/2004		11,100	11,098
Danske Corp.
1.030% due 04/14/2004		3,400	3,399
Euopean Investment Bank
1.020% due 04/15/2004		3,300	3,299

Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Fannie Mae
1.010% due 05/19/2004	29,400	29,361
1.010% due 06/16/2004	9,100	9,080
1.010% due 06/23/2004	2,000	1,995
1.010% due 07/01/2004	7,400	7,380
Freddie Mac
1.040% due 05/03/2004	28,100	28,074
1.020% due 05/04/2004	1,400	1,399
1.025% due 05/04/2004	16,200	16,185
1.015% due 05/11/2004	31,600	31,564
1.010% due 05/18/2004	14,700	14,681
1.010% due 05/25/2004	1,700	1,697
1.010% due 06/01/2004	4,100	4,093
1.010% due 06/15/2004	14,900	14,868
1.010% due 07/15/2004	3,600	3,589
General Electric Capital Corp.
1.110% due 04/07/2004	10,000	9,998
1.030% due 04/26/2004	20,000	19,986
HBOS Treasury Services PLC
1.050% due 05/04/2004	15,000	14,985
1.040% due 06/30/2004	28,000	27,927
KFW International Finance, Inc.
1.015% due 06/01/2004	1,000	998
Pfizer, Inc.
1.010% due 06/08/2004	1,200	1,198
Rabobank USA Financial Corp.
1.025% due 04/20/2004	7,900	7,896
UBS Finance, Inc.
1.020% due 06/16/2004	1,500	1,497
1.020% due 06/24/2004	19,400	19,353
1.020% due 06/28/2004	10,000	9,974
Westpac Capital Corp.
1.040% due 06/08/2004	3,500	3,493
Westpac Trust Securities NZ Ltd.
1.030% due 04/27/2004	15,000	14,989

		334,032

Repurchase Agreement 0.9%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $13,354. Repurchase proceeds are $13,091.)	13,091	13,091

U.S. Treasury Bills 4.9%
1.025% due 05/13/2004-06/17/2004 (b)	71,560	71,438

Total Short-Term Instruments (Cost $418,572)		418,561

Total Investments (Cost $1,698,134)	120.5%	$1,752,373

Schedule of Investments

Emerging Markets Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Other Assets and Liabilities (Net)	(20.5)%	(297,657)

Net Assets	100.0%	$1,454,716

See accompanying notes

PC2J

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.850% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: Goldman Sachs & Co. Exp. 05/09/2004	$3,000	22
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	1,500	(6)
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	5,000	5
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	1,000	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	3,000	6

Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030 and 7.500% thereafter.
Counterparty: Barclays Bank PLC Exp. 07/20/2004	10,000	14
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/18/2004	7,500	3
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/09/2004	1,750	3
Receive a fixed rate equal to 1.080% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/06/2005	9,750	26
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,500	13
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	1,500	3
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	500	5

Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	3,500	9
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Kazakhstan 11.125% due 05/11/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/11/2005	1,250	(3)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,500	18
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc . Exp. 06/20/2005	4,000	18
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,500	31
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	3,000	41
Receive a fixed rate equal to 4.070% and pay total return on Tradable Credit Emerging Markets Series 1 Index.
Counterparty: UBS Warburg LLC Exp. 12/20/2008	5,000	(157)

Receive a fixed rate equal to 4.070% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan TRAC-X EM Index (i.e. Tradable Credit Index Emerging Markets).
Counterparty: J.P. Morgan Chase & Co. Exp. 12/20/2008	2,000	(75)
Receive a fixed rate equal to 1.280% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/20/2009	3,800	26
Receive a fixed rate equal to 8.250% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 10.125% due 05/15/2027.
Counterparty: Credit Suisse First Boston Exp. 03/11/2009	14,000	1,401
Receive a fixed rate equal to 2.840% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/04/2013	5,400	475
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Credit Suisse First Boston Exp. 01/16/2013	4,000	340
Receive a fixed rate equal to 2.450% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 04/08/2013	3,500	211
Receive a fixed rate equal to 3.110% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Citibank N.A., New York Exp. 06/17/2013	20,000	925

Receive a fixed rate equal to 3.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2013	20,000	840
Receive a fixed rate equal to 3.160% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 10/02/2013	12,000	591
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2013	12,500	73
Receive a fixed rate equal to 2.310% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/21/2014	1,350	(19)
Receive a fixed rate equal to 2.320% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/21/2014	12,000	(157)
Receive a fixed rate equal to 2.550% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 03/20/2014	3,700	11

		$4,694

(d)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	3,267	04/2004	$14	$0	$14
Buy		4,014	05/2004	6	0	6
Buy		2,970	06/2004	4	0	4
Buy	CP	199,291	04/2004	3	0	3
Buy		603,009	05/2004	0	(2)	(2)
Buy		599,960	06/2004	0	(8)	(8)
Buy	CY	24,701	09/2004	5	(34)	(29)
Sell	EC	14,698	04/2004	109	0	109
Buy	H$	9,735	04/2004	0	0	0
Buy		9,721	05/2004	0	0	0
Buy		7,696	06/2004	0	0	0
Buy	IR	67,152	06/2004	57	0	57
Buy	KW	1,451,250	04/2004	13	0	13
Buy		14,390,509	05/2004	186	0	186
Buy		1,168,200	06/2004	22	0	22
Buy	MP	31,400	04/2004	83	0	83
Sell		31,400	04/2004	60	0	60
Buy		13,278	05/2004	0	(17)	(17)
Buy		11,099	06/2004	0	(7)	(7)
Buy	PN	4,338	05/2004	1	0	1
Buy		3,444	06/2004	2	0	2
Buy	RR	35,575	04/2004	0	(4)	(4)
Buy		35,638	05/2004	0	(2)	(2)
Buy		28,255	06/2004	0	(1)	(1)
Buy	S$	2,110	04/2004	9	0	9
Buy		2,113	05/2004	12	0	12
Buy		1,688	06/2004	18	0	18
Buy	SR	8,398	05/2004	68	0	68
Buy		6,790	06/2004	69	0	69
Buy	SV	41,172	05/2004	3	0	3
Buy		37,107	06/2004	16	0	16
Buy	T$	41,399	05/2004	8	0	8
Buy		32,878	06/2004	10	0	10

				$778	$(75)	$703

(e)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
AUSTRALIA (j)(k) 0.4%
Commonwealth of Australia
8.750% due 08/15/2008	A$	600	$519
Crusade Global Trust
1.451% due 02/15/2030 (a)		$2,413	2,416
Homeside Mortgage Securities Trust
1.310% due 01/20/2027 (a)		749	746
Medallion Trust
1.370% due 07/12/2031 (a)		1,729	1,723
Torrens Trust
1.350% due 07/15/2031 (a)		773	775

Total Australia (Cost $6,147)			6,179

AUSTRIA (j)(k) 1.1%
Republic of Austria
5.000% due 07/15/2012	EC	12,700	16,932

Total Austria (Cost $14,019)			16,932

BELGIUM (j)(k) 1.5%
Kingdom of Belgium
7.000% due 11/21/2004	BF	183,200	5,753
6.250% due 03/28/2007		1,400	1,904
7.500% due 07/29/2008	EC	10,500	15,268

Total Belgium (Cost $18,051)			22,925

BRAZIL 0.5%
Republic of Brazil
2.062% due 04/15/2009 (a)		$7,312	6,887
2.062% due 04/15/2012 (a)		200	176

Total Brazil (Cost $7,004)			7,063

CANADA (j)(k) 4.3%
Commonwealth of Canada
6.000% due 06/01/2008	C$	34,300	28,857
5.500% due 06/01/2009		17,400	14,436
5.500% due 06/01/2010		17,300	14,363
6.000% due 06/01/2011		12,700	10,833

Total Canada (Cost $60,432)			68,489

CAYMAN ISLANDS (j)(k) 1.4%
MBNA Master Credit Card Trust
2.206% due 10/19/2006 (a)	EC	8,100	9,957
Pylon Ltd.
5.953% due 12/22/2008 (a)	EC	3,950	4,986
Redwood Capital Ltd.
5.012% due 01/01/2006 (a)		$2,300	2,315

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
SHL Corp. Ltd.
0.751% due 12/25/2024 (a)	JY	45,536	438
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		$3,900	3,919

Total Cayman Islands (Cost $21,639)			21,615

CHILE 0.1%
Republic of Chile
6.875% due 04/28/2009		$750	864
5.500% due 01/15/2013		1,200	1,271

Total Chile (Cost $2,005)			2,135

DENMARK (j)(k) 0.3%
Nykredit Konvertible
6.000% due 10/01/2029	DK	12,987	2,254
Unikredit Realkredit
6.000% due 07/01/2029		12,035	2,089

Total Denmark (Cost $2,777)			4,343

FRANCE (j)(k) 7.4%
Axa S.A.
3.750% due 01/01/2017	EC	828	1,239
Republic of France
7.250% due 04/25/2006		7,000	9,475
5.250% due 04/25/2008		47,000	63,004
4.000% due 04/25/2009		4,050	5,186
4.000% due 10/25/2009		30,070	38,351

Total France (Cost $84,501)			117,255

GERMANY (j)(k) 29.7%
DSL Bank AG
7.250% due 08/07/2007	BP	3,000	5,886
Hypothekenbank in Essen AG
5.500% due 02/20/2007	EC	1,690	2,241
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		440	585
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		1,430	1,876
Republic of Germany
3.250% due 09/24/2004		4,770	5,899
6.000% due 01/05/2006		1,000	1,310
3.000% due 04/11/2008		6,200	7,667
4.125% due 07/04/2008		16,500	21,251
4.500% due 07/04/2009		20,300	26,555
5.250% due 07/04/2010		30,700	41,670
5.250% due 01/04/2011		28,400	38,599
5.000% due 07/04/2011		100	134

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
5.000% due 01/04/2012		56,300	75,420
5.000% due 07/04/2012		24,500	32,734
4.500% due 01/04/2013		47,885	61,856
6.500% due 07/04/2027		75,260	116,005
5.625% due 01/04/2028		11,630	16,112
6.250% due 01/04/2030		3,198	4,819
5.500% due 01/04/2031		5,700	7,812

Total Germany (Cost $425,865)			468,431

IRELAND (j)(k) 0.3%
Emerald Mortgages PLC
2.315% due 04/30/2028 (a)	EC	2,997	3,670
2.315% due 10/22/2035 (a)		726	895

Total Ireland (Cost $3,449)			4,565

ITALY (j)(k) 1.4%
First Italian Auto Transaction
2.406% due 07/01/2008 (a)	EC	2,796	3,438
Republic of Italy
7.750% due 11/01/2006		5,700	7,924
5.500% due 11/01/2010		1,700	2,333
5.250% due 08/01/2011		3,400	4,602
Siena Mortgage SpA
2.443% due 02/28/2037 (a)		1,430	1,762
Upgrade SpA
2.227% due 12/31/2035 (a)		1,000	1,226

Total Italy (Cost $18,172)			21,285

JAPAN (j)(k) 11.4%
Government of Japan
0.300% due 12/20/2007	JY	17,180,000	164,610
1.900% due 09/20/2022		1,620,000	15,715

Total Japan (Cost $160,473)			180,325

LIBERIA 0.1%
Royal Caribbean Cruises Ltd.
8.125% due 07/28/2004		$2,185	2,229

Total Liberia (Cost $2,223)			2,229

LUXEMBOURG (j)(k) 0.4%
Tyco International Group S.A.
5.875% due 11/01/2004		$3,257	3,331
4.375% due 11/19/2004	EC	2,170	2,696
6.750% due 02/15/2011		$8	9

Total Luxembourg (Cost $5,666)			6,036

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
MEXICO 0.2%
Petroleos Mexicanos
8.850% due 09/15/2007		$1,040	1,222
9.375% due 12/02/2008		1,290	1,567
United Mexican States
8.000% due 09/24/2022		610	706

Total Mexico (Cost $2,913)			3,495

NETHERLANDS (j)(k) 1.8%
Delphinus BV
2.355% due 04/25/2093 (a)	EC	1,500	1,844
Dutch MBS BV
2.406% due 10/02/2079 (a)		3,000	3,701
Dutch Mortgage Portfolio Loans BV
2.305% due 11/20/2035 (a)		1,950	2,406
Gap International BV
5.000% due 09/30/2004		1,700	2,118
Holland Euro-Denominated Mortgage-Backed Series Trust
2.350% due 04/18/2012 (a)		2,159	2,661
Kingdom of Netherlands
6.000% due 01/15/2006		12,000	15,723

Total Netherlands (Cost $24,494)			28,453

NEW ZEALAND (j)(k) 0.3%
Commonwealth of New Zealand
4.500% due 02/15/2016 (b)	N$	5,130	4,328

Total New Zealand (Cost $3,134)			4,328

PANAMA 0.2%
Republic of Panama
9.625% due 02/08/2011		$1,600	1,912
9.375% due 07/23/2012		450	534
9.375% due 01/16/2023		830	940

Total Panama (Cost $2,898)			3,386

PERU 0.6%
Republic of Peru
9.125% due 02/21/2012		$5,900	6,711
5.000% due 03/07/2017 (a)		2,594	2,421

Total Peru (Cost $7,857)			9,132

RUSSIA 0.3%
Russian Federation
10.000% due 06/26/2007		$3,900	4,618

Total Russia (Cost $4,602)			4,618

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
SOUTH AFRICA 0.2%
Republic of South Africa
8.375% due 10/17/2006		$2,480	2,818

Total South Africa (Cost $2,817)			2,818

SPAIN (j)(k) 4.5%
Hipotebansa Mortgage Securitization Fund
2.220% due 01/18/2018 (a)	EC	2,021	2,482
2.200% due 07/18/2022 (a)		2,349	2,876
Kingdom of Spain
5.150% due 07/30/2009		37,730	50,851
5.350% due 10/31/2011		11,100	15,143

Total Spain (Cost $52,776)			71,352

SUPRANATIONAL (j)(k) 0.5%
Eurofima
4.750% due 07/07/2004	SK	60,900	8,117

Total Supranational (Cost $7,055)			8,117

SWEDEN (j)(k) 0.2%
Kingdom of Sweden
5.000% due 01/28/2009	SK	27,000	3,828

Total Sweden (Cost $2,676)			3,828

TUNISIA 0.0%
Banque Centrale De Tunisie
7.500% due 09/19/2007		$275	313

Total Tunisia (Cost $309)			313

UNITED KINGDOM (j)(k) 10.0%
Bauhaus Securities Ltd.
2.398% due 10/30/2052 (a)	EC	4,502	5,534
Dolerite Funding PLC
1.400% due 08/20/2032 (a)		$3,409	3,407
Haus Ltd.
2.347% due 12/14/2037 (a)	EC	7,048	8,693
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		500	736
Ocwen Mortgage Loan Trust
2.605% due 12/15/2031 (a)		259	319
Residential Mortgage Securities
1.480% due 02/09/2028 (a)		$93	93
United Kingdom Gilt
4.000% due 03/07/2009	BP	1,950	3,489

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
5.000% due 03/07/2012	34,100	63,853
8.000% due 09/27/2013	24,800	56,956
5.000% due 09/07/2014	8,170	15,339

Total United Kingdom (Cost $153,057)		158,419

UNITED STATES (j)(k) 29.1%

Asset-Backed Securities 1.7%
ACE Securities Corp.
1.410% due 11/25/2028 (a)	$66	66
AFC Home Equity Loan Trust
1.310% due 03/25/2027 (a)	219	219
Ameriquest Mortgage Securities, Inc.
1.500% due 02/25/2033 (a)	1,042	1,047
1.500% due 03/25/2033 (a)	1,041	1,046
AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.560% due 06/25/2029 (a)	1,573	1,575
Bear Stearns Asset-Backed Securities, Inc.
1.420% due 10/25/2032 (a)	411	411
1.490% due 10/25/2032 (a)	702	706
CDC Mortgage Capital Trust
1.430% due 01/25/2032 (a)	1,151	1,152
1.380% due 01/25/2033 (a)	463	464
Conseco Finance Securitizations Corp.
1.460% due 10/15/2031 (a)	189	189
CS First Boston Mortgage Securities Corp.
1.400% due 01/25/2032 (a)	496	497
1.540% due 10/25/2032 (a)	1,025	1,026
EQCC Home Equity Loan Trust
1.340% due 03/20/2030 (a)	135	135
First Alliance Mortgage Loan Trust
1.320% due 12/20/2027 (a)	62	62
Home Equity Asset Trust
1.500% due 03/25/2033 (a)	1,483	1,489
Irwin Home Equity Loan Trust
1.610% due 06/25/2028 (a)	2,197	2,207
Mesa Trust Asset-Backed Certificates
1.490% due 11/25/2031 (a)	2,157	2,160
MLCC Mortgage Investors, Inc.
1.470% due 03/15/2025 (a)	1,897	1,905
Navistar Financial Corp. Owner Trust
1.690% due 09/15/2006 (a)	5,150	5,162
Novastar Home Equity Loan
1.370% due 01/25/2031 (a)	333	334
Providian Home Equity Loan Trust
1.380% due 06/25/2025 (a)	708	711
Residential Asset Securities Corp.
1.340% due 07/25/2032 (a)	4,206	4,210

		26,773

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Corporate Bonds & Notes 4.5%
CIT Group, Inc.
2.440% due 07/30/2004 (a)		500	502
2.620% due 01/31/2005 (a)		1,500	1,518
Edison International, Inc.
6.875% due 09/15/2004		2,450	2,499
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		3,030	3,042
Ford Motor Credit Co.
1.470% due 07/19/2004 (a)		2,800	2,798
2.995% due 10/25/2004 (a)		2,800	2,818
GE Finance Assurance Holdings
1.600% due 06/20/2011	JY	520,000	4,818
General Motors Acceptance Corp.
1.470% due 07/21/2004 (a)		$5,100	5,098
1.995% due 05/18/2006 (a)		4,700	4,686
General Motors Corp.
1.250% due 12/20/2004	JY	208,000	2,004
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)		$4,670	5,068
Kroger Co.
5.500% due 02/01/2013		1,520	1,602
Merrill Lynch & Co., Inc.
1.420% due 05/21/2004 (a)		6,710	6,713
MetLife, Inc.
3.911% due 05/15/2005		900	923
MGM Mirage, Inc.
6.950% due 02/01/2005		2,795	2,910
Mizuho Preferred Capital Co.
9.870% due 06/30/2049 (a)		500	589
8.790% due 12/29/2049 (a)		2,100	2,384
Park Place Entertainment Corp.
7.875% due 12/15/2005		500	534
Pfizer, Inc.
0.800% due 03/18/2008	JY	637,000	6,172
Premium Asset Trust
1.445% due 11/27/2004 (a)		$1,250	1,252
Qwest Corp.
7.200% due 11/01/2004		1,900	1,957
Rogers Cablesystems, Inc.
10.000% due 03/15/2005		640	688
Sprint Capital Corp.
5.875% due 05/01/2004		690	692
7.900% due 03/15/2005		4,250	4,494
UFJ Finance Aruba AEC
6.750% due 07/15/2013		720	798
Xerox Capital Europe PLC
5.875% due 05/15/2004		4,000	4,010
Yum! Brands, Inc.
7.450% due 05/15/2005		700	745

			71,314

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Mortgage-Backed Securities 2.1%
Amortizing Residential Collateral Trust
1.350% due 09/25/2030 (a)	116	116
Bear Stearns Adjustable Rate Mortgage Trust
6.859% due 02/25/2031 (a)	117	117
Citicorp Mortgage Securities, Inc.
6.500% due 03/25/2029	48	49
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	2,800	3,326
CS First Boston Mortgage Securities Corp.
5.748% due 05/25/2032 (a)	406	418
1.430% due 07/25/2032 (a)	56	56
6.000% due 01/25/2033	181	180
1.500% due 08/25/2033 (a)	3,721	3,675
GS Mortgage Securities Corp.
6.526% due 08/15/2011 (a)	2,000	2,308
Impac CMB Trust
1.490% due 07/25/2033 (a)	719	719
J.P. Morgan Commercial Mortgage Finance Corp.
6.465% due 11/15/2035	10,100	11,612
Residential Funding Mortgage Securities I, Inc.
6.500% due 05/25/2029	552	554
6.500% due 03/25/2032	1,364	1,392
5.995% due 09/25/2032 (a)	756	767
Structured Asset Mortgage Investments, Inc.
6.502% due 06/25/2029 (a)	196	201
Structured Asset Securities Corp.
1.390% due 10/25/2027 (a)	1,192	1,192
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	113	113
5.175% due 10/25/2032 (a)	2,027	2,073
3.061% due 02/27/2034 (a)	2,990	3,029
2.879% due 12/25/2040 (a)	770	773
Wells Fargo Mortgage-Backed Securities Trust
4.684% due 09/25/2032 (a)	345	348

		33,018

Municipal Bonds & Notes 2.6%
California Infrastructure & Economic Development Bank Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2036	2,100	2,177
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	2,400	2,352
Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 12/01/2031	300	308
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026	200	206

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
De Kalb County, Georgia Water & Sewage Revenue Bonds, Series 2003
5.000% due 10/01/2035	1,500	1,566
Detroit, Michigan Sewer Disposal Revenue Bonds, (FSA Insured), Series 2004
5.000% due 07/01/2010	5,100	5,750
Detroit, Michigan Water Supply System Revenue Bonds, (MBIA Insured), Series 1997
5.750% due 07/01/2012	200	236
Harris County, Texas General Obligation Bonds, Series 2003
5.000% due 08/01/2033	820	836
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	1,500	1,552
Illinois Regional Transportation Authority General Obligation Bonds, Series 1999
5.750% due 06/01/2014	300	355
Indiana Transportation Finance Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/01/2028	2,000	2,073
Long Beach, California Community College District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 05/01/2028	700	728
Los Angeles, California County Sanitation Districts Financing Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 10/01/2011	800	911
Los Angeles, California Wastewater System Revenue Bonds, Series 2003
5.000% due 06/01/2027	1,300	1,353
5.000% due 06/01/2032	2,000	2,074
Louisville & Jefferson County, Kentucky Metro Sewer & Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036	200	208
Lower Colorado River Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2028	410	425
Maryland State Health & Education Facilities Authority Revenue Bonds, Series 2001
5.000% due 07/01/2041	300	310
Metropolitan Water District of Southern California Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 10/01/2036	530	550

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Michigan State Building Authority Revenue Bonds, (FSA Insured), Series 2003
5.250% due 10/15/2013	400	460
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2010	410	458
New York City Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	1,500	1,563
5.000% due 02/01/2033	1,500	1,558
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034	625	648
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 08/01/2011	2,000	2,275
New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003-A1
5.500% due 06/01/2014	300	326
5.500% due 06/01/2017	600	658
North Carolina State Educational Assistance Authority Revenue Bonds, (GTD Insured), Series 2000
1.280% due 06/01/2009 (a)	217	218
Oklahoma State General Obligation Bonds, (FGIC Insured), Series 2003
5.000% due 07/15/2016	995	1,116
Sacramento County, California Public Financing Authority Revenue Bonds, (FGIC Insured), Series 2003
4.750% due 12/01/2033	680	682
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	200	207
State of Louisiana General Obligation Bonds, (FGIC Insured), Series 2003
5.000% due 05/01/2014	3,300	3,666
Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2013	3,500	3,740

		41,545

	Shares
Preferred Security 0.4%
DG Funding Trust
3.413% due 12/29/2049 (a)	640	6,816

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. Government Agencies 6.9%
Fannie Mae
1.210% due 03/25/2034 (a)	$1,893	1,883
3.415% due 11/01/2022 (a)	59	62
3.436% due 08/01/2023 (a)	400	414
3.450% due 01/01/2023 (a)	92	95
3.890% due 08/16/2006	2,000	2,019
4.640% due 01/30/2008	13,700	13,864
5.000% due 08/01/2033	293	295
6.381% due 12/01/2030 (a)	226	233
6.500% due 02/01/2026-07/01/2032 (c)	5,359	5,632
Federal Home Loan Bank
5.665% due 03/22/2006	3,200	3,441
5.660% due 04/26/2006	1,200	1,293
Freddie Mac
3.333% due 06/01/2022 (a)	579	597
5.500% due 05/15/2012	255	257
5.750% due 04/29/2009	7,855	7,882
6.000% due 05/25/2012	6,800	6,848
6.500% due 08/01/2032	4,823	5,070
9.050% due 06/15/2019	16	16
Government National Mortgage Association
3.250% due 04/20/2030-05/20/2030 (a)(c)	3,585	3,596
3.500% due 11/20/2030 (a)	145	148
4.000% due 04/20/2030-05/20/2030 (a)(c)	1,264	1,283
4.375% due 04/20/2024-05/20/2028 (a)(c)	1,362	1,388
4.380% due 04/20/2028 (a)	48	49
4.625% due 10/20/2024-12/20/2025 (a)(c)	101	104
4.630% due 11/20/2021-10/20/2023 (a)(c)	607	623
4.750% due 07/20/2022-08/20/2027 (a)(c)	2,033	2,080
6.500% due 09/15/2032	3,427	3,620
Small Business Administration
5.980% due 11/01/2022	7,769	8,440
6.344% due 08/10/2011	4,912	5,328
6.640% due 02/10/2011	3,287	3,602
Tennessee Valley Authority
4.875% due 12/15/2016	16,050	17,456
5.880% due 04/01/2036	8,145	9,267
5.980% due 04/01/2036	1,855	2,072

		108,957

U.S. Treasury Obligations 10.9%
Treasury Inflation Protected Securities (b)
4.250% due 01/15/2010	770	924
3.500% due 01/15/2011	40,375	47,099
3.000% due 07/15/2012	12,511	14,244
2.000% due 01/15/2014	1,203	1,262
3.625% due 04/15/2028	2,519	3,320

Schedule of Investments

Foreign Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. Treasury Bonds
7.500% due 11/15/2016	14,800	19,516
8.125% due 08/15/2019	10,400	14,593
6.250% due 08/15/2023	15,200	18,078
U.S. Treasury Notes
5.000% due 08/15/2011	13,365	14,731
4.000% due 02/15/2014	13,300	13,479
U.S. Treasury Strips
0.000% due 08/15/2019	35,400	16,795
0.000% due 08/15/2020	18,900	8,420

		172,461

Total United States (Cost $449,186)		460,884

SHORT-TERM INSTRUMENTS 9.5%

Commercial Paper 6.3%
Fannie Mae
1.015% due 06/30/2004	$15,800	15,759
1.010% due 07/01/2004	1,500	1,496
Federal Home Loan Bank
1.000% due 04/01/2004	5,000	5,000
Freddie Mac
1.010% due 07/15/2004	12,900	12,861
HBOS Treasury Services PLC
1.040% due 06/30/2004	2,700	2,693
Rabobank USA Financial Corp.
1.060% due 04/01/2004	18,900	18,900
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	43,300	43,300

		100,009

Repurchase Agreement 0.3%
State Street Bank
1.000% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,362. Repuchase proceeds are $4,272.)	4,272	4,272

U.S. Treasury Bills 2.9%
0.998% due 06/03/2004-06/17/2004 (c)(d)(e)	46,330	46,235

Total Short-Term Instruments (Cost $150,527)		150,516

Total Investments (Cost $1,696,724)	117.7%	$1,859,466

Written Options (h) (Premiums $9,019)	(1.0)%	(15,768)

Other Assets and Liabilities (Net)	(16.7)%	(264,370)

Net Assets	100.0%	$1,579,328

See accompanying notes

PC1N

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $14,555 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Purchased Put Options Strike @ 107.500	06/2004	280	$0
Euro-Bund Purchased Put Options Strike @ 108.500	06/2004	10	0
Euribor Purchased Put Options Strike @ 93.000	12/2004	91	(12)
Euribor June Long Futures	06/2005	115	93
Euro-Bobl 5-Year Note Long Futures	06/2004	459	530
Euro-Bund 10-Year Note Long Futures	06/2004	965	1,226
Eurodollar June Long Futures	06/2004	177	367
Eurodollar June Short Futures	06/2004	177	(175)
Government of Japan 10-Year Note Long Futures	06/2004	190	(1,507)
U.S. Treasury 10-Year Note Long Futures	06/2004	2,489	3,179
U.S. Treasury 30-Year Bond Long Futures	06/2004	61	177

			$3,878

(e)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $27,450 as of March 31, 2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Brothers, Inc. Exp. 03/15/2016	BP 30,200	(616)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		10,120	(258)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		21,100	30
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		30,300	15
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		60,000	24
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/20/2018		11,600	(50)
Receive a fixed rate equal to 5.000% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/18/2008	C$	18,000	90
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	23,400	218
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		119,750	1,395

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	84,700	905
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007	13,200	124
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010	100,000	(310)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 3.750%.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2012	9,900	(249)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012	89,700	(10,128)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014	72,300	(4,410)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016	24,100	183
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018	51,000	281
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/20/2018	20,500	98

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		57,050	244
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		78,100	417
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2031		4,000	(892)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	86,600	(806)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		117,000	(1,378)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/18/2007	JY	525,000	26
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 1.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/24/2011		500,000	(20)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		2,008,000	(176)
Receive a fixed rate equal to 1.315% and pay floating rate based on 6-month JY-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		600,000	(29)

Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013		3,410,000	65
Receive a fixed rate equal to 4.500% and pay floating rate based on 3-month SK-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2008	SK	48,000	112
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$4,400	3
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		2,400	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		1,700	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004		2,200	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005		4,800	40

Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	6,000	54
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	4,800	8
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	22,200	(817)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009	6,700	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2014	8,600	(531)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014	74,100	(3,660)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2014	2,000	17
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014	113,100	(5,531)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2024	57,500	(3,612)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024	72,900	(4,799)

		$(33,923)

(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation
Call & Put - OTC % U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen
Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	6,220	$404

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$110.000	05/21/2004	104	$48	$18
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	122	194	269
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	335	469	518
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	145	163	163

				$874	$968

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$8,300	$62	$89
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	06/14/2004	18,600	291	365
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%**	10/04/2004	700	23	84
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.970	%*	10/04/2004	700	31	1
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	84,000	2,493	6,242
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	66,900	510	74
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	66,900	688	1,002
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	1/07/2005	8,700	195	744
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500	%**	01/07/2005	42,500	1,944	3,631
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	7.000	%*	01/07/2005	2,500	48	3
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%**	08/04/2005	4,100	145	354
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.750	%*	08/04/2005	4,100	212	59
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	1,175
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	13,600	584	194
Call - OTC 10 - Year Interest Rate Swap	Goldman Sachs & Co.	4.375	%**	12/15/2006	2,900	38	68
Call - OTC 30 - Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	10,000	297	715

						$8,145	$14,800

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.
(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	5.500	05/15/2009	$13,500	$15,254	$15,276
U.S. Treasury Note	3.000	07/15/2012	12,466	14,193	14,231
U.S. Treasury Note	3.625	05/15/2013	126,725	125,953	125,800
U.S. Treasury Note	4.250	08/15/2013	55,060	57,073	56,074

				$212,473	$211,381

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	A$	4,743	04/2004	$57	$0	$57
Buy	BP	43,032	04/2004	916	0	916

Sell		52,269	04/2004	208	(254)	(46)
Buy	BR	3,434	04/2004	15	0	15
Buy		892	05/2004	1	0	1
Sell	C$	92,854	04/2004	0	(1,021)	(1,021)
Buy	CP	72,806	04/2004	1	0	1
Buy	DK	1,861	06/2004	3	0	3
Sell		42,744	06/2004	0	(42)	(42)
Buy	EC	75,013	04/2004	116	(139)	(23)
Sell		651,079	04/2004	4,489	0	4,489
Buy	H$	19,526	04/2004	0	(4)	(4)
Buy		2,722	05/2004	0	0	0
Buy		2,668	06/2004	0	0	0
Buy	JY	692,837	04/2004	1	0	1
Sell		17,875,550	05/2004	0	(10,134)	(10,134)
Buy	KW	354,105	04/2004	3	0	3
Buy		349,350	05/2004	3	0	3
Buy		1,026,929	06/2004	7	0	7
Buy	MP	4,371	05/2004	0	(6)	(6)
Sell	N$	5,601	04/2004	0	(33)	(33)
Buy	PN	1,190	05/2004	0	0	0
Buy	RR	9,534	04/2004	0	(1)	(1)
Buy		12,830	05/2004	0	(1)	(1)
Buy	S$	483	04/2004	2	0	2
Buy		592	05/2004	3	0	3
Buy	SK	143	06/2004	0	0	0
Sell		88,173	06/2004	1	0	1
Buy	SR	2,163	05/2004	17	0	17
Buy	SV	10,935	05/2004	1	0	1
Buy	T$	14,904	05/2004	3	0	3

				$5,847	$(11,635)	$(5,788)

(k)	Principal amount denoted in indicated currency:

A$	-	Australian Dollar
BF	-	Belgian Franc
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar

CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Schedule of Investments

Global Bond Fund

March 31, 2004

		Principal Amount (000s)	Value (000s)
AUSTRALIA 0.4%
Crusade Global Trust
1.451% due 05/15/2021 (a)		$1,173	1,175
Homeside Mortgage Securities Trust
1.310% due 01/20/2027 (a)		387	386
Medallion Trust
1.380% due 07/12/2031 (a)		967	964
Superannuation Members Home Loans Global Fund
1.395% due 06/15/2026 (a)		373	373
Torrens Trust
1.350% due 07/15/2031 (a)		387	387

Total Australia (Cost $3,288)			3,285

AUSTRIA (j)(k) 0.5%
Republic of Austria
5.000% due 01/15/2008	EC	3,000	3,977
5.500% due 01/15/2010		600	822

Total Austria (Cost $3,496)			4,799

BELGIUM (j)(k) 0.7%
Kingdom of Belgium
7.000% due 11/21/2004	BF	95,900	3,012
6.250% due 03/28/2007	EC	1,200	1,632
7.500% due 07/29/2008		900	1,309

Total Belgium (Cost $5,226)			5,953

BRAZIL 0.3%
Republic of Brazil
2.062% due 04/15/2009 (a)		$1,673	1,576
2.187% due 04/15/2012 (a)		1,814	1,599

Total Brazil (Cost $3,181)			3,175

CANADA (j)(k) 2.5%
Alcan, Inc.
1.370% due 12/08/2004 (a)		$3,000	3,001
Commonwealth of Canada
6.000% due 06/01/2008	C$	11,100	9,339
5.500% due 06/01/2009		3,500	2,904
5.500% due 06/01/2010		4,300	3,570
6.000% due 06/01/2011		5,000	4,265

Total Canada (Cost $21,015)			23,079

CAYMAN ISLANDS (j)(k) 0.6%
Pylon Ltd.
6.045% due 12/22/2008 (a)	EC	1,500	1,893

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Redwood Capital Ltd.
2.300% due 01/01/2006 (a)		$1,000	1,005
SHL Corp. Ltd.
0.757% due 12/25/2024 (a)	JY	61,713	593
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		$1,500	1,507

Total Cayman Islands (Cost $4,821)			4,998

CHILE 0.1%
Republic of Chile
6.875% due 04/28/2009		$250	288
5.500% due 01/15/2013		500	530

Total Chile (Cost $767)			818

DENMARK (j)(k) 0.2%
Nykredit Konvertible
6.000% due 10/01/2029	DK	7,800	1,354
Unikredit Realkredit
6.000% due 07/01/2029		1,760	306

Total Denmark (Cost $1,049)			1,660

FINLAND(j)(k) 0.1%
Republic of Finland
5.000% due 07/04/2007	EC	1,000	1,320

Total Finland (Cost $993)			1,320

FRANCE (j)(k) 2.9%
Auto Asset-Backed Securities Compartment
2.346% due 10/28/2011 (a)	EC	2,074	2,557
Axa S.A.
3.750% due 01/01/2017		397	595
Republic of France
4.000% due 04/25/2009		2,260	2,894
4.000% due 10/25/2009		16,080	20,508

Total France (Cost $24,123)			26,554

GERMANY (j)(k) 27.8%
Hypothekenbank in Essen AG
5.500% due 02/20/2007	EC	1,350	1,790
KFW International Finance, Inc.
3.500% due 11/15/2005		5,300	6,657
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		520	692
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		530	695
Republic of Germany
3.250% due 09/24/2004		2,040	2,523

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
6.250% due 04/26/2006		7,800	10,348
4.250% due 02/15/2008		16,400	21,173
3.000% due 04/11/2008		5,600	6,925
4.500% due 07/04/2009		16,100	21,061
5.375% due 01/04/2010		100	136
5.250% due 07/04/2010		23,600	32,033
5.250% due 01/04/2011		14,200	19,299
5.000% due 01/04/2012		25,200	33,758
5.000% due 07/04/2012		28,600	38,212
4.500% due 01/04/2013		2,240	2,894
6.500% due 07/04/2027		12,660	19,514
5.625% due 01/04/2028		14,970	20,739
4.750% due 07/04/2028		1,300	1,605
6.250% due 01/04/2030		3,700	5,576
5.500% due 01/04/2031		6,200	8,497

Total Germany (Cost $247,215)			254,127

ITALY (j)(k) 3.8%
First Italian Auto Transaction
2.406% due 07/01/2008 (a)	EC	1,011	1,243
Republic of Italy
7.750% due 11/01/2006		3,100	4,309
6.000% due 11/01/2007		14,000	19,114
4.500% due 05/01/2009		4,150	5,422
4.250% due 11/01/2009		2,470	3,187
5.500% due 11/01/2010		1,400	1,922

Total Italy (Cost $34,425)			35,197

JAPAN (j)(k) 3.6%
Government of Japan
0.300% due 12/20/2007	JY	3,425,000	32,817

Total Japan (Cost $28,914)			32,817

LIBERIA 0.1%
Royal Caribbean Cruises Ltd.
8.125% due 07/28/2004		$640	653

Total Liberia (Cost $651)			653

LUXEMBOURG (j)(k) 0.3%
Tyco International Group S.A.
5.875% due 11/01/2004	EC	1,800	1,841
4.375% due 11/19/2004		870	1,081

Total Luxembourg (Cost $2,772)			2,922

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
MEXICO (j)(k) 0.6%
Pemex Project Funding Master Trust
8.625% due 02/01/2022		$400	464
Petroleos Mexicanos
8.850% due 09/15/2007		480	564
9.375% due 12/02/2008		650	790
United Mexican States
6.750% due 06/06/2006	JY	233,000	2,517
6.625% due 03/03/2015		$1,200	1,310

Total Mexico (Cost $5,246)			5,645

NETHERLANDS (j)(k) 2.4%
Delphinus BV
2.443% due 11/28/2031 (a)	EC	5,000	6,155
2.355% due 04/25/2093 (a)		2,000	2,459
Dutch MBS BV
2.330% due 11/02/2034 (a)		952	1,172
2.368% due 07/02/2077 (a)		1,522	1,875
2.427% due 10/02/2079 (a)		1,000	1,234
Dutch Mortgage Portfolio Loans BV
2.305% due 11/20/2035 (a)		3,899	4,811
Gap International BV
5.000% due 09/30/2004		100	125
Holland Euro-Denominated Mortgage-Backed Series Trust
2.403% due 04/18/2012 (a)		1,234	1,520
Kingdom of Netherlands
5.000% due 07/15/2011		2,100	2,809

Total Netherlands (Cost $20,536)			22,160

NEW ZEALAND (j)(k) 0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	2,307	1,946

Total New Zealand (Cost $1,096)			1,946

PANAMA 0.3%
Republic of Panama
9.375% due 07/23/2012		$1,400	1,663
9.375% due 01/16/2023		1,160	1,314

Total Panama (Cost $2,500)			2,977

PERU 0.5%
Republic of Peru
9.125% due 02/21/2012		$2,450	2,787
5.000% due 03/07/2017 (a)		1,547	1,444

Total Peru (Cost $3,641)			4,231

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
RUSSIA 0.3%
Russian Federation
10.000% due 06/26/2007		$2,200	2,605

Total Russia (Cost $2,596)			2,605

SOUTH AFRICA 0.2%
Republic of South Africa
8.375% due 10/17/2006		$1,261	1,433

Total South Africa (Cost $1,432)			1,433

SPAIN (j)(k) 1.4%
Hipotebansa Mortgage Securitization Fund
2.220% due 01/18/2018 (a)	EC	1,748	2,147
Kingdom of Spain
4.950% due 07/30/2005		880	1,123
5.150% due 07/30/2009		6,140	8,275
4.000% due 01/31/2010		980	1,247

Total Spain (Cost $8,775)			12,792

SUPRANATIONAL (j)(k) 0.1%
Eurofima
4.750% due 07/07/2004	SK	4,700	626

Total Supranational (Cost $540)			626

SWEDEN (j)(k) 0.3%
Kingdom of Sweden
5.000% due 01/28/2009	SK	20,200	2,864

Total Sweden (Cost $2,002)			2,864

TUNISIA 0.0%
Banque Centrale De Tunisie
7.500% due 09/19/2007		$100	114

Total Tunisia (Cost $112)			114

UNITED KINGDOM (j)(k) 8.9%
Bauhaus Securities Ltd.
2.398% due 10/30/2052 (a)	EC	4,878	5,995
Dolerite Funding PLC
1.400% due 08/20/2032 (a)		$1,400	1,399
Haus Ltd.
2.347% due 12/14/2037 (a)	EC	3,149	3,884
Holmes Financing PLC
2.332% due 10/15/2009 (a)		1,800	2,224
2.352% due 07/25/2010 (a)		3,200	3,951
Lloyds TSB Bank PLC
5.625% due 07/15/2049		2,410	3,224

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Ocwen Mortgage Loan Trust
2.605% due 12/15/2031 (a)		281	346
SRM Investment Ltd.
2.296% due 08/26/2034 (a)		870	1,072
United Kingdom Gilt
4.000% due 03/07/2009	BP	310	555
5.000% due 03/07/2012		20,500	38,387
8.000% due 09/27/2013		7,400	16,995
5.000% due 09/07/2014		1,800	3,380
Xerox Capital Europe PLC
5.250% due 12/03/2004	EC	400	501

Total United Kingdom (Cost $76,940)			81,913

UNITED STATES (j)(k) 26.0%

Asset-Backed Securities 3.6%
AFC Home Equity Loan Trust
1.400% due 12/22/2027 (a)		$155	155
Ameriquest Mortgage Securities, Inc.
1.500% due 02/25/2033 (a)		384	386
1.500% due 03/25/2033 (a)		367	369
Amortizing Residential Collateral Trust
1.440% due 10/25/2031 (a)		299	300
AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.611% due 06/25/2029 (a)		383	383
Argent Securities, Inc.
1.340% due 03/25/2034 (a)		1,445	1,446
Bear Stearns Asset-Backed Securities, Inc.
1.420% due 10/25/2032 (a)		190	190
1.490% due 10/25/2032 (a)		351	353
1.540% due 03/25/2043 (a)		542	544
CDC Mortgage Capital Trust
1.430% due 01/10/2032 (a)		413	413
1.380% due 08/25/2032 (a)		193	193
Centex Home Equity Loan Trust
1.380% due 01/25/2034 (a)		3,381	3,385
Citibank Credit Card Master Trust
5.750% due 07/16/2007	DM	1,000	685
Conseco Finance Securitizations Corp.
1.650% due 10/15/2031 (a)		$145	145
CS First Boston Mortgage Securities Corp.
1.400% due 01/25/2032 (a)		163	164
1.540% due 10/25/2032 (a)		442	443
1.420% due 03/25/2034 (a)		3,818	3,811
Fieldstone Mortgage Investment Corp.
1.380% due 01/25/2035 (a)		2,153	2,159
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.440% due 09/25/2032 (a)		449	450
GMAC Mortgage Corp. Loan Trust
1.480% due 11/18/2025 (a)		475	477
GSAMP Trust
6.000% due 10/25/2033 (a)		2,000	2,000

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Home Equity Asset Trust
1.550% due 05/25/2033 (a)		2,260	2,274
Irwin Home Equity Loan Trust
1.610% due 06/25/2028 (a)		726	729
Long Beach Mortgage Loan Trust
1.410% due 05/25/2032 (a)		95	95
Morgan Stanley Dean Witter Capital I, Inc.
1.460% due 07/25/2030 (a)		180	181
1.420% due 07/25/2032 (a)		280	281
Navistar Financial Corp. Owner Trust
1.690% due 09/15/2006 (a)		1,900	1,904
Novastar Home Equity Loan
1.365% due 04/25/2028 (a)		603	604
1.270% due 08/25/2028 (a)		304	304
Option One Mortgage Loan Trust
1.340% due 10/12/2032 (a)		1,009	1,011
Provident Bank Home Equity Loan Trust
1.310% due 04/25/2029 (a)		137	137
Providian Home Equity Loan Trust
1.380% due 06/25/2025 (a)		62	62
Residential Asset Securities Corp.
1.340% due 07/25/2032 (a)		1,771	1,773
Residential Funding Mortgage Securities II
1.220% due 07/25/2018 (a)		3,202	3,204
Sand Trust
1.370% due 08/25/2032 (a)		129	129
Saxon Asset Securities Trust
1.360% due 01/25/2032 (a)		1,115	1,117
Specialty Underwriting & Residential Finance
1.420% due 06/25/2034 (a)		806	807

			33,063

Corporate Bonds & Notes 3.2%
CIT Group, Inc.
2.840% due 01/31/2005 (a)		100	101
EchoStar DBS Corp.
4.405% due 10/01/2008 (a)		200	209
Edison International, Inc.
6.875% due 09/15/2004		1,100	1,122
Entergy Gulf States, Inc.
2.040% due 06/18/2007 (a)		1,100	1,104
Ford Motor Credit Co.
1.510% due 07/19/2004 (a)		300	300
3.227% due 10/25/2004 (a)		1,400	1,409
1.560% due 07/18/2005 (a)		2,400	2,387
General Motors Acceptance Corp.
6.875% due 09/09/2004	BP	730	1,347
5.000% due 01/18/2005	EC	800	1,005
5.500% due 02/02/2005		2,500	3,141
2.410% due 10/20/2005 (a)		$970	977
1.995% due 05/18/2006 (a)		800	798
7.430% due 12/01/2021		147	149

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
General Motors Acceptance Corp. - MTN
1.401% due 04/05/2004 (a)		240	240
Harrah’s Operating Co., Inc.
7.875% due 12/15/2005		250	271
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)		760	825
Merrill Lynch & Co., Inc.
1.420% due 05/21/2004 (a)		700	700
MetLife, Inc.
3.911% due 05/15/2005		700	718
MGM Mirage, Inc.
6.950% due 02/01/2005		1,380	1,437
Mizuho Preferred Capital Co.
9.870% due 06/30/2049 (a)		100	118
8.790% due 12/29/2049 (a)		800	908
Morgan Stanely Capital I, Inc.
1.230% due 04/15/2016 (a)		4,000	3,873
Park Place Entertainment Corp.
7.875% due 12/15/2005		200	214
Pfizer, Inc.
0.800% due 03/18/2008	JY	171,000	1,657
Qwest Corp.
7.200% due 11/01/2004		$900	927
Rogers Cablesystems, Inc.
10.000% due 03/15/2005		400	430
Sprint Capital Corp.
5.875% due 05/01/2004		280	281
7.900% due 03/15/2005		1,330	1,406
UFJ Finance Aruba AEC
6.750% due 07/15/2013		200	222
Xerox Capital Europe PLC
5.875% due 05/15/2004		990	992
Yum! Brands, Inc.
7.450% due 05/15/2005		200	213

			29,481

Mortgage-Backed Securities 1.6%
Citicorp Mortgage Securities, Inc.
7.430% due 01/01/2024		159	162
6.500% due 03/25/2029		21	21
Countrywide Home Loans, Inc.
4.975% due 09/19/2032 (a)		425	435
Credit-Based Asset Servicing & Securitization LLC
1.430% due 01/25/2032 (a)		207	208
CS First Boston Mortgage Securities Corp.
5.748% due 05/25/2032 (a)		156	161
GS Mortgage Securities Corp.
6.526% due 08/15/2011 (a)		400	462
1.320% due 11/15/2015 (a)		600	598
Independent National Mortgage Corp.
2.690% due 07/25/2025 (a)		3	3

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
J.P. Morgan Commercial Mortgage Finance Corp.
6.465% due 11/15/2035	2,300	2,644
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	424	433
5.603% due 09/25/2032 (a)	216	219
Sequoia Mortgage Trust
1.440% due 07/20/2033 (a)	3,410	3,392
Structured Asset Mortgage Investments, Inc.
6.502% due 06/25/2029 (a)	103	105
Structured Asset Securities Corp.
1.390% due 10/25/2027 (a)	1,625	1,625
Wachovia Bank Commercial Mortgage Trust
1.296% due 06/15/2013 (a)	3,300	3,301
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	61	61
5.152% due 10/25/2032 (a)	582	595
Wells Fargo Mortgage-Backed Securities Trust
5.039% due 09/25/2032 (a)	70	71

		14,496

Municipal Bonds & Notes 2.4%
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.080% due 12/01/2037 (a)	400	400
Arizona Educational Loan Marketing Corporate Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.100% due 09/01/2033 (a)	4,000	4,000
California Infrastructure & Economic Development Bank Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2036	200	207
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	900	882
Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 12/01/2031	200	205
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2034	300	309
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026	100	103
Connecticut Student Loan Foundation Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.090% due 06/01/2029 (a)	1,200	1,200
Florida State Turnpike Authority Revenue Bonds, Series 2003 - C
5.000% due 07/01/2033	1,445	1,508

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Harris County, Texas General Obligation Bonds, Series 2003
5.000% due 08/01/2033	400	408
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	300	310
Indiana Transportation Finance Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/01/2028	100	104
Irving, Texas Waterworks & Sewer System Revenue Bonds, (FSA Insured), Series 2003
5.000% due 08/15/2011	100	112
Long Beach, California Community College District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 05/01/2028	400	416
Los Angeles, California County Sanitation Districts Financing Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 10/01/2011	200	228
Los Angeles, California Wastewater System Revenue Bonds, Series 2003
5.000% due 06/01/2027	900	937
5.000% due 06/01/2032	1,400	1,452
Louisville & Jefferson County, Kentucky Metro Sewer & Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036	100	104
Maryland State Health & Education Facilities Authority Revenue Bonds, Series 2001
5.000% due 07/01/2041	200	207
Michigan State Building Authority Revenue Bonds, (FSA Insured), Series 2003
5.250% due 10/15/2013	200	230
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2010	200	224
New York City Municipal Water & Sewer Finance Authority Revenue Bonds, Series 2003-A
5.000% due 06/15/2035	1,200	1,244
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 08/01/2011	800	910

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003-A1
5.500% due 06/01/2017	200	219
New York, New York General Obligation Bonds, Series 2003
5.250% due 06/01/2028	200	210
Oklahoma State General Obligation Bonds, (FGIC Insured), Series 2003
5.000% due 07/15/2016	400	449
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.095% due 09/01/2042 (a)	900	900
State of Illinois General Obligation Bonds, Series 2004 - B
5.000% due 03/01/2013	200	223
State of Louisiana General Obligation Bonds, (FGIC Insured), Series 2003
5.000% due 05/01/2014	800	889
Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2013	1,400	1,496
Wisconsin State General Revenue Bonds, (XLCA Insured), Series 2003
1.050% due 05/01/2032 (a)	1,500	1,500

		21,586

	Shares
Preferred Security 0.1%
DG Funding Trust
3.413% due 12/29/2049 (a)	130	1,385

	Principal Amount (000s)
U.S. Government Agencies 6.1%
Fannie Mae
7.000% due 01/01/2005	10	10
4.640% due 01/30/2008	5,300	5,364
6.250% due 07/19/2011	200	203
15.750% due 12/01/2011	3	3
6.470% due 09/25/2012	1,000	1,173
9.000% due 04/01/2016	80	88
0.000% due 06/01/2017	30,300	15,341
5.500% due 10/01/2017	36	37
5.000% due 07/01/2018	1,488	1,531
4.517% due 11/01/2023 (a)	32	33
4.402% due 03/01/2024 (a)	48	50
Federal Home Loan Bank
3.000% due 08/27/2007	3,000	3,022
5.750% due 08/15/2011	500	560
Federal Housing Administration
7.400% due 02/01/2021	575	584

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Freddie Mac
6.000% due 05/25/2012	2,200	2,216
5.000% due 09/15/2016	1,047	1,080
3.635% due 05/01/2023 (a)	164	169
5.625% due 07/15/2028	12	12
3.450% due 02/01/2029 (a)	1,048	1,090
6.500% due 08/01/2032	1,717	1,805
Government National Mortgage Association
1.690% due 02/16/2030 (a)	908	915
13.500% due 02/15/2011	8	9
3.250% due 05/20/2030 (a)	289	290
4.000% due 04/20/2030-05/20/2030 (a)	472	479
4.250% due 01/20/2030 (a)	404	411
4.375% due 05/20/2022-05/20/2028 (a)	774	786
4.625% due 12/20/2023-12/20/2026 (a)	251	257
4.750% due 07/20/2022-09/20/2026 (a)	513	525
6.500% due 09/15/2032	1,455	1,536
8.500% due 12/15/2029-03/15/2031	1,009	1,104
Small Business Administration
7.640% due 03/10/2010	588	663
6.640% due 02/01/2011	1,718	1,883
Tennessee Valley Authority
7.140% due 05/23/2012	1,000	1,208
4.875% due 12/15/2016	6,700	7,287
5.880% due 04/01/2036	3,900	4,437

		56,161

U.S. Treasury Obligations 9.0%
Treasury Inflation Protected Securities (b)
4.250% due 01/15/2010	1,541	1,848
3.500% due 01/15/2011	15,959	18,617
3.000% due 07/15/2012	5,975	6,803
2.000% due 01/15/2014	1,804	1,893
3.625% due 04/15/2028	343	453
U.S. Treasury Bonds
11.250% due 02/15/2015	500	822
8.875% due 08/15/2017	23,400	34,296
6.625% due 02/15/2027	1,000	1,249
U.S. Treasury Notes
5.000% due 08/15/2011	600	661
4.875% due 02/15/2012	100	109
4.000% due 02/15/2014	9,700	9,830
U.S. Treasury Strip
0.000% due 02/15/2019	11,200	5,484

		82,065

Total United States (Cost $228,006)		238,237

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
U.S. Treasury 10-Year Note June Futures (CBOT)

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Strike @ 97.000 Exp. 05/21/2004	450	7

Total Purchased Put Options (Cost $9)		7

SHORT-TERM INSTRUMENTS 37.3%

	Principal Amount (000s)
Commercial Paper 33.3%
Altria Group, Inc.
1.800% due 10/29/2004	2,200	2,200
ASB Bank, Ltd
1.030% due 05/24/2004	1,600	1,598
Danske Corp.
1.025% due 05/19/2004	21,700	21,670
1.025% due 06/18/2004	1,400	1,397
1.025% due 06/21/2004	2,000	1,995
European Investment Bank
1.010% due 06/15/2004	9,700	9,679
1.015% due 06/15/2004	15,400	15,367
Fannie Mae
1.010% due 04/21/2004	8,500	8,495
1.020% due 05/12/2004	3,900	3,895
1.010% due 05/20/2004	8,400	8,389
1.050% due 06/15/2004	2,100	2,095
1.000% due 06/23/2004	16,700	16,660
1.015% due 06/30/2004	9,000	8,977
1.005% due 07/01/2004	8,800	8,777
1.010% due 07/01/2004	8,400	8,378
Federal Home Loan Bank
1.010% due 04/01/2004	9,800	9,800
1.005% due 04/28/2004	600	600
Freddie Mac
1.000% due 04/13/2004	14,100	14,095
1.020% due 04/13/2004	4,100	4,099
1.020% due 05/04/2004	6,400	6,394
1.015% due 05/11/2004	6,400	6,393
1.010% due 05/25/2004	1,200	1,198
1.010% due 06/15/2004	2,900	2,894
1.010% due 07/15/2004	8,800	8,773
General Electric Capital Corp.
1.110% due 04/08/2004	6,500	6,499
HBOS Treasury Services PLC
1.115% due 04/13/2004	3,000	2,999
1.105% due 04/15/2004	2,500	2,499
1.040% due 05/17/2004	1,300	1,298
1.035% due 06/29/2004	3,400	3,391
KFW International Finance, Inc.
1.015% due 06/08/2004	6,400	6,387
Pfizer, Inc.
1.010% due 05/24/2004	3,600	3,595

Schedule of Investments

Global Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.000% due 06/08/2004	5,700	5,689
Rabobank Netherland NV
1.060% due 04/01/2004	24,800	24,800
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	24,800	24,800
UBS Finance, Inc.
1.095% due 04/01/2004	500	500
1.050% due 04/08/2004	12,000	11,998
1.030% due 04/13/2004	4,700	4,698
1.030% due 06/07/2004	2,000	1,996
1.020% due 06/16/2004	600	599
1.020% due 06/28/2004	5,300	5,286
Westpac Capital Corp.
1.030% due 07/07/2004	22,600	22,536
1.030% due 07/08/2004	1,300	1,296

		304,684

Repurchase Agreements 0.9%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $8,623. Repuchase proceeds are $8,451.)	8,451	8,451

U.S. Treasury Bills 3.1%
1.010% due 04/22/2004-06/17/2004 (c)(d)(f)	28,905	28,849

Total Short-Term Instruments (Cost $341,997)		341,984

Total Investments (Cost $1,077,364)	122.4%	$1,120,891

Written Options (h) (Premiums $3,118)	(0.7)%	(6,353)

Other Assets and Liabilities (Net)	(21.7)%	(198,572)

Net Assets	100.0%	$915,966

See accompanying notes

PC1M

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $7,393 have been segregated with the custodian to cover margin requirements for the following open futures contracts at :

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Purchased Put Options Strike @ 106.500	06/2004	190	$0
Euro-Bund Purchased Put Options Strike @ 107.500	06/2004	410	0
Euro-Bund Purchased Put Options Strike @ 108.000	06/2004	100	0
Euro-Bobl 5-Year Note Short Futures	06/2004	202	(60)
Euro-Bund 10-Year Note Long Futures	06/2004	922	693
Eurodollar June Long Futures	06/2004	74	152
Eurodollar June Short Futures	06/2004	74	(73)
Government of Japan 10-Year Note Long Futures	06/2004	105	(730)
U.S. Treasury 5-Year Note Long Futures	06/2004	10	12
U.S. Treasury 10-Year Note Long Futures	06/2004	1,447	1,379
U.S. Treasury 30-Year Bond Long Futures	06/2004	174	(283)

			$1,090

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Brothers, Inc. Exp. 03/15/2016	BP	15,000	(306)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		10,940	(256)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017		2,600	(21)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		2,600	(23)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		9,400	14
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		5,500	(2)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		13,800	9
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 09/15/2005	EC	13,000	161

Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	10,100	94
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	60,750	710
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2007	4,400	104
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	11,700	270
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007	4,900	46
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2007	12,300	68
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010	32,000	(123)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2012	800	(79)

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012	40,500	(4,573)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014	37,700	(2,301)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016	15,500	118
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017	5,300	50
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2017	3,900	70
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018	14,200	90
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018	22,400	94
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018	23,100	122

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/17/2031		5,400	(1,204)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	6,000	(62)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		70,000	(866)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.310%.
Counterparty: Goldman Sachs & Co. Exp. 07/14/2005	JY	693,000	(101)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 2.035%.
Counterparty: Goldman Sachs & Co. Exp. 05/18/2010		360,000	(229)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011		1,040,000	(91)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.800%.
Counterparty: UBS Warburg LLC Exp. 03/20/2012		770,000	12

Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013	750,000	15
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$3,900	2
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/30/2004	4,100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	3,300	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	800	7
Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	2,200	4
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	10,100	(372)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009	7,800	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	40,900	(2,016)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2014	8,000	(494)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014	20,700	(776)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014	6,100	(301)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2024	6,900	(159)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024	21,000	(1,382)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/17/2031	5,500	(1,097)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Goldman Sachs & Co. Exp. 12/17/2031	13,400	(2,155)

		$(16,929)

(f)	Securities with an aggregate market value of $18,756 have been pledged as collateral for swap and swaption contracts at March 31,2004.
(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation
Call & Put - OTC % U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	2,220	$144

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note June Futures	$114.000	05/21/2004	22	$35	$48
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	89	127	138
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	39	44	44

				$206	$230

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	$40,000	$1,242	$2,972
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	19,200	422	1,642
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	3,000	129	259
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	3,000	129	43
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	06/14/2004	25,600	401	503
Call -OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%*	10/07/2004	19,000	196	285
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	19,000	163	21
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	8,400	43	22
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	8,400	71	97
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	3,900	116	279

						$2,912	$6,123

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	2.625	05/15/2008	$600	$604	$605
U.S. Treasury Note	5.500	05/15/2009	8,100	9,153	9,166
U.S. Treasury Note	5.000	08/15/2011	865	953	952
U.S. Treasury Note	3.625	05/15/2013	47,100	46,813	46,641
U.S. Treasury Note	4.250	08/15/2013	3,500	3,628	3,564

				$61,151	$60,928

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	A$	7,129	04/2004	$85	$0	$85
Buy	BP	41,814	04/2004	596	(120)	476

Sell		16,854	04/2004	0	(155)	(155)
Buy	BR	915	04/2004	4	0	4
Buy		595	05/2004	1	0	1
Sell	C$	3,170	04/2004	0	(36)	(36)
Buy	CP	41,339	04/2004	1	0	1
Buy	DK	35,641	06/2004	36	0	36
Buy	EC	104,695	04/2004	199	(554)	(355)
Sell		11,864	04/2004	0	(71)	(71)
Buy	H$	8,046	04/2004	0	(2)	(2)
Buy		1,555	05/2004	0	0	0
Buy		1,509	06/2004	0	0	0
Buy	JY	1,251,941	04/2004	67	0	67
Sell		479,000	04/2004	0	(5)	(5)
Buy		24,478,150	05/2004	13,340	0	13,340
Buy	KW	200,853	04/2004	2	0	2
Buy		232,900	05/2004	2	0	2
Buy		529,165	06/2004	3	0	3
Buy	MP	2,452	05/2004	0	(3)	(3)
Sell	N$	2,526	04/2004	0	(15)	(15)
Buy	PN	600	05/2004	0	0	0
Buy	RR	5,493	04/2004	0	(1)	(1)
Buy		5,702	05/2004	0	0	0
Buy	S$	272	04/2004	1	0	1
Buy		338	05/2004	2	0	2
Buy	SK	27,094	06/2004	0	0	0
Buy	SR	1,324	05/2004	11	0	11
Buy	SV	5,369	05/2004	0	0	0
Buy	T$	6,624	05/2004	1	0	1

				$14,351	$(962)	$13,389

(k)	Principal amount denoted in indicated currency:

A$	-	Australian Dollar
BF	-	Belguim Franc
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar

CP	-	Chilean Peso
DM	-	German Mark
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)
AUSTRALIA 0.5%
Crusade Global Trust
1.451% due 05/15/2021 (a)		$258	258
Homeside Mortgage Securities Trust
1.310% due 01/20/2027 (a)		77	77
Medallion Trust
1.370% due 07/12/2031 (a)		293	292
Superannuation Members Home Loans Global Fund
1.365% due 06/15/2026 (a)		93	93
Torrens Trust
1.350% due 07/15/2031 (a)		114	114

Total Australia (Cost $835)			834

BELGIUM (i)(j) 1.2%
Kingdom of Belgium
7.000% due 11/21/2004	EC	5,800	182
6.250% due 03/28/2007		500	680
7.500% due 07/29/2008		900	1,309

Total Belgium (Cost $1,593)			2,171

BRAZIL 0.4%
Republic of Brazil
2.062% due 04/15/2009 (a)		$518	488
2.187% due 04/15/2012 (a)		200	176

Total Brazil (Cost $664)			664

CANADA (i)(j) 3.7%
Commonwealth of Canada
6.000% due 06/01/2008	C$	3,200	2,692
5.500% due 06/01/2009		900	747
5.500% due 06/01/2010		1,600	1,328
6.000% due 06/01/2011		1,700	1,450
Newcourt Credit Group, Inc.
6.875% due 02/16/2005		$220	230

Total Canada (Cost $5,809)			6,447

CAYMAN ISLANDS (i)(j) 0.9%
MBNA Master Credit Card Trust
2.206% due 10/19/2006 (a)	EC	280	344
Pylon Ltd.
5.953% due 12/22/2008 (a)		400	505
Redwood Capital Ltd.
5.012% due 01/01/2006 (a)		$300	302
SHL Corp. Ltd.
0.751% due 12/25/2024 (a)	JY	2,996	29
Vita Capital Ltd.
2.560% due 01/01/2007 (a)		$400	402

Total Cayman Islands (Cost $1,555)			1,582

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)
CHILE 0.1%
Republic of Chile
5.500% due 01/15/2013		$100	106

Total Chile (Cost $99)			106

DENMARK (i)(j) 0.2%
Nykredit Konvertible
6.000% due 10/01/2029	DK	1,825	317
Unikredit Realkredit
6.000% due 07/01/2029		444	77

Total Denmark (Cost $249)			394

FRANCE (i)(j) 4.0%
Axa S.A.
3.750% due 01/01/2017	EC	50	74
Republic of France
7.250% due 04/25/2006		3,000	4,061
4.000% due 10/25/2009		2,260	2,882

Total France (Cost $6,101)			7,017

GERMANY (i)(j) 20.9%
KFW International Finance, Inc.
3.500% due 11/15/2005	EC	1,300	1,633
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		90	120
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		210	275
Republic of Germany
3.250% due 09/24/2004		920	1,138
6.250% due 04/26/2006		2,000	2,653
5.000% due 07/04/2007		2,000	2,711
4.250% due 02/15/2008		100	129
3.000% due 04/11/2008		100	124
5.250% due 01/04/2011		6,600	8,970
5.000% due 01/04/2012		800	1,072
5.000% due 07/04/2012		3,100	4,142
4.500% due 01/04/2013		2,720	3,514
6.500% due 07/04/2027		4,500	6,936
5.625% due 01/04/2028		2,040	2,826

Total Germany (Cost $34,207)			36,243

IRELAND (i)(j) 0.2%
Emerald Mortgages PLC
2.315% due 10/22/2035 (a)	EC	91	112

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)
Lusitano Mortgages PLC
2.338% due 12/15/2035 (a)		180	222

Total Ireland (Cost $303)			334

ITALY (i)(j) 4.7%
Findomestic Securitization Vehicle SRL
2.340% due 12/20/2008 (a)	EC	900	1,107
First Italian Auto Transaction
2.406% due 07/01/2008 (a)		248	305
Republic of Italy
7.750% due 11/01/2006		700	973
6.000% due 11/01/2007		1,200	1,638
4.500% due 05/01/2009		1,280	1,672
5.500% due 11/01/2010		400	549
Siena Mortgages
2.283% due 12/16/2038 (a)		1,600	1,973

Total Italy (Cost $7,407)			8,217

JAPAN (i)(j) 7.3%
Government of Japan
0.300% due 12/20/2007	JY	1,215,000	11,642
1.900% due 09/20/2022		110,000	1,067

Total Japan (Cost $11,308)			12,709

LIBERIA 0.1%
Royal Caribbean Cruises Ltd.
8.125% due 07/28/2004		$140	143

Total Liberia (Cost $142)			143

LUXEMBOURG (i)(j) 0.4%
Tyco International Group S.A.
5.875% due 11/01/2004		$400	409
4.375% due 11/19/2004	EC	180	224

Total Luxembourg (Cost $602)			633

MEXICO 0.5%
Pemex Project Funding Master Trust
8.625% due 02/01/2022		$400	464
Petroleos Mexicanos
8.850% due 09/15/2007		140	164
9.375% due 12/02/2008		190	231

Total Mexico (Cost $743)			859

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)
NETHERLANDS (i)(j) 1.8%
Delphinus BV
2.360% due 11/28/2031 (a)	EC	500	616
2.355% due 04/25/2093 (a)		500	615
Dutch MBS BV
2.406% due 10/02/2079 (a)		1,000	1,234
Holland Euro-Denominated Mortgage-Backed Series Trust
2.350% due 04/18/2012 (a)		308	380
Kingdom of Netherlands
5.000% due 07/15/2011		200	268

Total Netherlands (Cost $3,142)			3,113

NEW ZEALAND (i)(j) 0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	430	363

Total New Zealand (Cost $238)			363

PANAMA 0.4%
Republic of Panama
9.375% due 07/23/2012		$300	356
9.375% due 01/16/2023		290	328

Total Panama (Cost $577)			684

PERU 0.7%
Republic of Peru
9.125% due 02/21/2012		$600	682
4.500% due 03/07/2017 (a)		250	222
5.000% due 03/07/2017 (a)		273	255

Total Peru (Cost $961)			1,159

RUSSIA 0.2%
Russian Federation
10.000% due 06/26/2007		$300	355

Total Russia (Cost $354)			355

SOUTH AFRICA 0.1%
Republic of South Africa
8.375% due 10/17/2006		$210	239

Total South Africa (Cost $239)			239

SPAIN (i)(j) 2.1%
Hipotebansa Mortgage Securitization Fund
2.220% due 01/18/2018 (a)	EC	164	201
2.200% due 07/18/2022 (a)		435	533
Kingdom of Spain
4.950% due 07/30/2005		220	281
5.150% due 07/30/2009		1,990	2,682

Total Spain (Cost $2,562)			3,697

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)
SUPRANATIONAL (i)(j) 0.8%
Asian Development Bank
5.250% due 09/15/2004	A$	600	458
Eurofima
4.750% due 07/07/2004	SK	7,200	960

Total Supranational (Cost $1,216)			1,418

SWEDEN (i)(j) 0.2%
Kingdom of Sweden
5.000% due 01/28/2009	SK	2,300	326

Total Sweden (Cost $228)			326

TUNISIA 0.1%
Banque Centrale De Tunisie
7.500% due 09/19/2007		$100	114

Total Tunisia (Cost $112)			114

UNITED KINGDOM (i)(j) 8.5%
Bauhaus Securities Ltd.
2.398% due 10/30/2052 (a)	EC	563	692
Dolerite Funding PLC
1.400% due 08/20/2032 (a)		$243	243
Haus Ltd.
2.347% due 12/14/2037 (a)	EC	1,125	1,387
Lloyds TSB Bank PLC
5.625% due 07/15/2049		590	789
Ocwen Mortgage Loan Trust
2.605% due 12/15/2031 (a)		22	27
Residential Mortgage Securities
1.480% due 02/09/2028 (a)		12	12
United Kingdom Gilt
4.000% due 03/07/2009	BP	260	465
5.000% due 03/07/2012		2,100	3,932
8.000% due 09/27/2013		2,100	4,823
5.000% due 09/07/2014		1,300	2,441

Total United Kingdom (Cost $13,899)			14,811

UNITED STATES (i)(j) 31.8%

Asset-Backed Securities 3.1%
AFC Home Equity Loan Trust
1.400% due 12/22/2027 (a)		$76	76
Ameriquest Mortgage Securities, Inc.
1.500% due 02/25/2033 (a)		110	110
1.500% due 03/25/2033 (a)		122	123

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)
Amortizing Residential Collateral Trust
1.440% due 10/25/2031 (a)		100	100
AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.560% due 06/25/2029 (a)		62	62
Bear Stearns Asset-Backed Securities, Inc.
1.420% due 10/25/2032 (a)		32	32
1.540% due 03/25/2043 (a)		203	204
CDC Mortgage Capital Trust
1.430% due 01/10/2032 (a)		100	100
1.380% due 08/25/2032 (a)		39	39
Citibank Credit Card Master Trust
4.875% due 04/07/2005 (a)	DM	800	516
Conseco Finance Securitizations Corp.
1.460% due 10/15/2031 (a)		$102	102
Countrywide Asset-Backed Certificates
1.350% due 08/25/2032 (a)		405	406
CS First Boston Mortgage Securities Corp.
1.400% due 01/25/2032 (a)		52	53
1.540% due 10/25/2032 (a)		93	93
First Alliance Mortgage Loan Trust
1.320% due 12/20/2027 (a)		166	166
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.440% due 09/25/2032 (a)		104	104
Home Equity Asset Trust
1.500% due 03/25/2033 (a)		148	149
Irwin Home Equity Loan Trust
1.610% due 06/25/2028 (a)		242	243
MLCC Mortgage Investors, Inc.
1.470% due 03/15/2025 (a)		198	198
Morgan Stanley Dean Witter Capital I, Inc.
1.460% due 07/25/2030 (a)		55	56
1.420% due 07/25/2032 (a)		80	80
Navistar Financial Corp. Owner Trust
1.690% due 09/15/2006 (a)		500	501
Providian Home Equity Loan Trust
1.380% due 06/25/2025 (a)		92	93
Renaissance Home Equity Loan Trust
1.590% due 12/25/2033 (a)		191	192
Residential Asset Securities Corp.
1.320% due 09/25/2031 (a)		209	210
1.340% due 07/25/2032 (a)		470	471
Specialty Underwriting & Residential Finance
1.420% due 06/25/2034 (a)		242	242
Structured Asset Investment Loan Trust
1.220% due 07/25/2033 (a)		587	587

			5,308

Corporate Bonds & Notes 3.7%
Edison International, Inc.
6.875% due 09/15/2004		200	204
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)		400	402

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)		Value (000s)
Ford Motor Credit Co.
2.995% due 10/25/2004 (a)		400	403
GE Finance Assurance Holdings
1.600% due 06/20/2011	JY	90,000	834
General Motors Acceptance Corp.
1.401% due 04/05/2004 (a)		$100	100
2.370% due 10/20/2005 (a)		500	504
1.995% due 05/18/2006 (a)		300	299
J.P. Morgan Chase & Co., Inc.
6.772% due 02/15/2012 (a)		100	109
MetLife, Inc.
3.911% due 05/15/2005		100	103
MGM Mirage, Inc.
6.950% due 02/01/2005		310	323
Mizuho Preferred Capital Co.
8.790% due 12/29/2049 (a)		200	227
Morgan Stanely Capital I, Inc.
1.230% due 04/15/2016 (a)		800	775
Norfolk Southern Corp.
1.820% due 02/28/2005 (a)		300	302
Pfizer, Inc.
0.800% due 03/18/2008	JY	69,000	669
Qwest Corp.
7.200% due 11/01/2004		$200	206
Rogers Cablesystems, Inc.
10.000% due 03/15/2005		100	107
Sprint Capital Corp.
5.875% due 05/01/2004		50	50
7.900% due 03/15/2005		350	370
UFJ Finance Aruba AEC
6.750% due 07/15/2013		70	78
Xerox Capital Europe PLC
5.875% due 05/15/2004		220	221
Yum! Brands, Inc.
7.450% due 05/15/2005		100	106

			6,392

Mortgage-Backed Securities 3.0%
Citicorp Mortgage Securities, Inc.
6.500% due 03/25/2029		3	3
Commercial Mortgage Asset Trust
6.975% due 04/17/2013		300	356
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		700	790
GS Mortgage Securities Corp.
6.526% due 08/15/2011 (a)		100	115
Impac CMB Trust
1.490% due 07/25/2033 (a)		122	122
J.P. Morgan Commercial Mortgage Finance Corp.
6.465% due 11/15/2035		600	690
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032		91	93

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
5.604% due 09/25/2032 (a)	46	47
Sequoia Mortgage Trust
1.440% due 07/20/2033 (a)	853	848
Structured Asset Mortgage Investments, Inc.
6.502% due 06/25/2029 (a)	14	14
Structured Asset Securities Corp.
1.590% due 07/25/2032 (a)	557	560
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)	1,100	1,100
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	17	17
6.000% due 03/25/2017	51	52
5.152% due 10/25/2032 (a)	141	144
3.061% due 02/27/2034 (a)	268	272
Wells Fargo Mortgage-Backed Securities Trust
4.684% due 09/25/2032 (a)	29	29

		5,252

Municipal Bonds & Notes 2.5%
Arizona Educational Loan Marketing Corporate Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.100% due 09/01/2033 (a)	400	400
California Infrastructure & Economic Development Bank Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2036	300	311
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	200	196
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2034	200	206
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026	100	103
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013	200	235
Harris County, Texas General Obligation Bonds, Series 2003
5.000% due 08/01/2033	100	102
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	400	414
Long Beach, California Community College District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 05/01/2028	100	104

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
Los Angeles, California County Sanitation Districts Financing Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 10/01/2011	100	114
Los Angeles, California Wastewater System Revenue Bonds, Series 2003
5.000% due 06/01/2027	300	312
5.000% due 06/01/2032	400	415
Louisville & Jefferson County, Kentucky Metro Sewer & Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036	100	104
Michigan State Building Authority Revenue Bonds, (FSA Insured), Series 2003
5.250% due 10/15/2013	100	115
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2010	100	112
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FSA-CR Insured), Series 2002
5.125% due 06/15/2034	100	105
New York State Environmental Facilities Corp. Clean Water & Drinking Revolving Funds Revenue Bonds, Series 2003
5.000% due 06/15/2033	300	312
Oklahoma State General Obligation Bonds, (FGIC Insured), Series 2003
5.000% due 07/15/2016	100	112
Salt River Project Arizona Agriculture Improvement & Power District Revenue Bonds, Series 2002
5.000% due 01/01/2031	100	104
Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2013	400	427

		4,303

	Shares
Preferred Security 0.4%
DG Funding Trust
3.413% due 12/29/2049 (a)	70	745

	Principal Amount (000s)
U.S. Government Agencies 7.0%
Fannie Mae
7.400% due 05/04/2007	500	503
4.640% due 01/30/2008	1,700	1,720
6.470% due 09/25/2012	1,000	1,173
5.500% due 10/01/2016	155	162

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
5.229% due 04/01/2033 (a)	222	227
Federal Home Loan Bank
5.750% due 08/15/2011	1,000	1,121
Freddie Mac
6.000% due 05/25/2012	1,000	1,007
5.000% due 09/15/2016	314	324
5.625% due 07/15/2028	12	12
6.500% due 08/01/2032	379	398
Government National Mortgage Association
1.690% due 02/16/2030 (a)	259	261
1.740% due 02/16/2030 (a)	277	279
3.250% due 06/20/2030 (a)	303	304
4.000% due 04/20/2030-5/20/2030 (a)	396	401
4.250% due 01/20/2030 (a)	164	167
4.375% due 05/20/2028 (a)	36	37
4.625% due 11/20/2021-12/20/2026 (a)	142	145
4.750% due 07/20/2022-09/20/2026 (a)	295	301
6.500% due 09/15/2032	364	384
Small Business Administration
6.640% due 02/10/2011	448	491
Tennessee Valley Authority
7.140% due 05/23/2012	1,000	1,208
4.875% due 12/15/2016	400	435
5.880% due 04/01/2036	1,000	1,138

		12,198

U.S. Treasury Obligations 12.1%
Treasury Inflation Protected Securities (b)
4.250% due 01/15/2010	220	264
3.500% due 01/15/2011	3,192	3,723
3.000% due 07/15/2012	824	938
2.000% due 01/15/2014	802	841
U.S. Treasury Bonds
11.250% due 02/15/2015	700	1,151
7.250% due 05/15/2016	200	258
7.500% due 11/15/2016	9,240	12,185
U.S. Treasury Notes
5.000% due 08/15/2011	15	17
4.000% due 02/15/2014	1,600	1,621

		20,998

Total United States (Cost $54,163)		55,196

SHORT-TERM INSTRUMENTS 17.0%
Commercial Paper 12.5%
Barclays U.S. Funding Corp.
1.020% due 05/24/2004	$4,600	4,593
European Investment Bank
1.015% due 06/15/2004	100	100
Fannie Mae
1.000% due 06/23/2004	700	698
1.015% due 06/30/2004	1,700	1,696

Schedule of Investments

Global Bond Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
HBOS Treasury Services PLC
1.035% due 07/01/2004	4,700	4,688
Royal Bank of Scotland PLC
1.030% due 07/06/2004	4,700	4,687
Svenska Handelsbank, Inc.
1.025% due 05/24/2004	600	599
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	900	900
Westpac Capital Corp.
1.030% due 07/07/2004	3,800	3,789

		21,750

Repurchase Agreement 1.0%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $1,738. Repuchase proceeds are $1,703.)	1,703	1,703

U.S. Treasury Bills 3.5%
0.936% due 06/03/2004-06/17/2004 (c)(d)(f)	6,120	6,108

Total Short-Term Instruments (Cost $29,563)		29,561

Total Investments (Cost $178,871)	109.0%	$189,389

Written Options (h) (Premiums $781)	(0.9)%	(1,551)

Other Assets and Liabilities (Net)	(8.1)%	(14,016)

Net Assets	100.0%	$173,822

See accompanying notes

PC2A

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $2,116 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Purchased Put Options Strike @ 104.000	06/2004	50	$0
Euro-Bobl 5-Year Note Long Futures	06/2004	17	(7)
Euro-Bund 10-Year Note Long Futures	06/2004	257	236
Eurodollar June Long Futures	06/2004	90	186
Eurodollar June Short Futures	06/2004	90	(89)
Government of Japan 10-Year Note Long Futures	06/2004	19	(124)
U.S. Treasury 10-Year Note Long Futures	06/2004	243	329
U.S. Treasury 30-Year Bond Long Futures	06/2004	8	(13)

			$518

(e)	Swap agreements outstanding at march 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Brothers, Inc. Exp. 03/15/2016	BP	3,500	(71)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		7,980	(70)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		800	(7)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		1,300	2
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		4,200	3
Receive a fixed rate equal to 3.250% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	EC	3,200	30
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007		12,850	149
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		300	4
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007		1,400	13
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2014		12,400	(757)

Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014		2,300	(140)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		1,800	14
Receive a fixed rate equal to 6.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2016		8,700	110
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2018		1,300	6
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/20/2018		5,500	23
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2018		7,100	37
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/16/2006	H$	4,300	(44)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/11/2006		20,000	(248)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.310%.
Counterparty: Goldman Sachs & Co. Exp. 07/14/2005	JY	232,000	(34)

Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/21/2011	340,000	(30)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.800%.
Counterparty: UBS Warburg LLC Exp. 03/20/2012	540,000	8
Receive floating rate based on 6-month JY-LIBOR and pays a fixed rate equal to 0.695%.
Counterparty: UBS Warburg LLC Exp. 06/18/2013	110,000	2
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$300	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	200	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	300	3

Receive a fixed rate equal to 0.960% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 01/28/2005	500	1
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	3,100	(114)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 06/16/2009	600	0
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	4,500	(222)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/16/2014	14,800	(731)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Bank of America Exp. 06/16/2014	6,300	(311)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2024	6,400	(421)

		$(2,795)

(f)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $3,744 as of March 31, 2004.
(g)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation
Call & Put - OTC % U.S. Dollar Forward Delta/Neutral
Straddle vs. Japanese Yen
Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%.
Counterparty: AIG International Inc. Exp. 12/18/2012	530	$34

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$110.000	05/21/2004	34	$16	$6
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	13	21	29
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	52	74	80
Call - CBOT U.S. Treasury Note September Futures	117.000	08/27/2004	23	26	26

				$137	$141

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$2,700	$20	$29
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.175	%**	10/04/2004	8,000	249	594
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	1,200	12	18
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	1,200	5	1
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	5,200	114	445
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	2,500	107	36
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	2,500	107	216
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	5.480	%**	04/03/2006	1,000	30	71

						$644	$1,410

*	The Fund will pay a floating rate based on 3-month LIBOR.

**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	A$	852	04/2004	$10	$0	$10
Sell		880	04/2004	0	(24)	(24)
Buy	BP	5,424	04/2004	115	0	115
Sell		5,594	04/2004	35	(13)	22
Buy	BR	178	04/2004	1	0	1
Sell	C$	8,190	04/2004	0	(89)	(89)
Buy	CP	8,021	04/2004	0	0	0
Buy	DK	301	06/2004	1	0	1
Sell		3,988	06/2004	0	(4)	(4)
Buy	EC	2,288	04/2004	16	(1)	15
Sell		43,212	04/2004	291	(21)	270
Buy	H$	2,600	04/2004	0	(1)	(1)
Buy		560	06/2004	0	0	0
Sell	JY	1,195,039	05/2004	0	(678)	(678)
Buy	KW	34,830	04/2004	0	0	0
Buy		143,049	06/2004	1	0	1
Buy	MP	466	05/2004	0	(1)	(1)
Sell	N$	472	04/2004	0	(3)	(3)
Buy	PN	118	05/2004	0	0	0
Buy	RR	939	04/2004	0	0	0
Buy	S$	52	04/2004	0	0	0
Buy	SK	12	06/2004	0	0	0
Sell		9,452	06/2004	0	0	0
Buy	SR	215	05/2004	2	0	2
Buy	SV	1,054	05/2004	0	0	0

				$472	$(835)	$(363)

(j)	Principal amount denoted in indicated currency:

A$	-	Australian Dollar
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
DM	-	German Mark
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna

Schedule of Investments

GNMA Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. GOVERNMENT AGENCIES 85.8%
Fannie Mae
1.160% due 10/25/2033 (a)	$2,965	2,969
2.160% due 07/01/2011 (a)	6,021	6,081
2.865% due 07/01/2011 (a)	2,515	2,537
4.500% due 02/23/2011	5,864	6,012
5.500% due 04/15/2034	7,000	7,173
5.500% due 04/20/2019 (a)	3,000	3,126
5.747% due 03/01/2018 (a)	20	20
6.500% due 05/01/2031-08/01/2032 (e)	779	818
9.000% due 07/01/2018	20	23
Federal Housing Administration
7.430% due 03/01/2022	46	46
8.137% due 09/01/2040	469	489
Freddie Mac
3.494% due 05/01/2019 (a)	22	22
4.088% due 06/01/2030 (a)	38	39
7.147% due 05/01/2031 (a)	187	189
7.500% due 08/15/2029 (b)	154	16
Government National Mortgage Association
0.000% due 03/16/2026 (c)	267	265
1.290% due 01/16/2031-02/16/2032 (a)(e)	13,362	13,362
1.340% due 08/16/2032 (a)	2,440	2,442
1.390% due 12/16/2026-08/16/2031 (a)(e)	2,224	2,229
1.490% due 06/16/2027 (a)	4,402	4,414
1.590% due 07/16/2028 (a)	441	443
1.625% due 05/16/2027 (a)	244	245
1.640% due 04/16/2032 (a)	1,162	1,169
1.740% due 06/20/2030 (a)	301	303
3.500% due 07/20/2029 (a)	935	950
4.375% due 05/20/2016-02/20/2026 (a)(e)	273	280
4.500% due 02/20/2018-03/20/2034 (a)(e)	5,084	5,221
4.625% due 12/20/2017 (a)	30	31
4.750% due 07/20/2018-08/20/2025 (a)(e)	59	60
5.000% due 02/15/2033-04/22/2034 (e)	36,791	37,095
5.500% due 01/15/2033-04/15/2034 (e)	161,488	166,190
6.000% due 07/20/2029-04/22/2034 (e)	27,076	28,274
6.500% due 12/15/2023-05/20/2034 (e)	36,565	38,429
7.000% due 10/15/2028-10/15/2032 (e)	14,130	15,060
7.500% due 10/15/2022-06/15/2033 (e)	5,390	5,800
Small Business Administration
7.449% due 08/01/2010	285	320

Total U.S. Government Agencies (Cost $351,490)		352,142

MORTGAGE-BACKED SECURITIES 1.9%
Bank of America Mortgage Securities, Inc.
5.769% due 10/20/2032 (a)	397	408
CS First Boston Mortgage Securities Corp.
7.000% due 08/25/2004 (b)	921	18
1.117% due 03/25/2032 (a)	702	694
1.271% due 03/25/2032 (a)	894	884
1.930% due 08/25/2033 (a)	1,329	1,313

Schedule of Investments

GNMA Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Sequoia Mortgage Trust
1.430% due 06/20/2032 (a)	753	750
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (a)	1,265	1,261
Structured Asset Securities Corp.
1.390% due 10/25/2027 (a)	1,084	1,083
1.570% due 03/25/2031 (a)	70	70
1.740% due 08/25/2032 (a)	691	677
1.380% due 01/25/2033 (a)	633	634
Washington Mutual Mortgage Securities Corp.
6.010% due 01/25/2031 (a)	174	175

Total Mortgage-Backed Securities (Cost $8,022)		7,967

ASSET-BACKED SECURITIES 2.5%

ACE Securities Corp.
1.430% due 06/25/2032 (a)	333	334
Amortizing Residential Collateral Trust
1.380% due 07/25/2032 (a)	603	605
Centex Home Equity Loan Trust
1.390% due 01/25/2032 (a)	259	260
1.350% due 04/25/2032 (a)	622	623
Chase Funding Loan Acquisition Trust
1.330% due 04/25/2031 (a)	250	250
CIT Group Home Equity Loan Trust
1.360% due 06/25/2033 (a)	862	863
Conseco Finance Securitizations Corp.
9.290% due 12/15/2029	376	413
7.970% due 05/01/2032	2,000	1,701
Countrywide Asset-Backed Certificates
1.350% due 05/25/2032 (a)	532	533
Credit-Based Asset Servicing & Securitization LLC
1.410% due 06/25/2032 (a)	426	427
Home Equity Asset Trust
1.390% due 11/25/2032 (a)	379	380
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	388	389
Indymac Home Equity Loan Asset-Backed Trust
2.160% due 12/25/2031 (a)	200	185
Irwin Home Equity Loan Trust
1.380% due 06/25/2029 (a)	355	356
NPF XII, Inc.
2.533% due 10/01/2003 (a)(d)(j)	300	7
Saxon Asset Securities Trust
1.350% due 08/25/2032 (a)	389	390
Sequoia Mortgage Trust
1.430% due 10/25/2024 (a)	1,794	1,791
WFS Financial Owner Trust
1.340% due 10/20/2008 (a)	807	808

Total Asset-Backed Securities (Cost $10,519)		10,315

Schedule of Investments

GNMA Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 54.9%

Commercial Paper 41.9%
ABN AMRO Mortgage Corp.
1.025% due 06/11/2004	8,070	8,053
Alcon Capital Corp.
1.020% due 05/25/2004	9,500	9,485
Anz (Delaware), Inc.
1.020% due 06/03/2004	5,400	5,390
1.030% due 06/22/2004	1,300	1,297
1.030% due 07/08/2004	3,000	2,992
Barclays U.S. Funding Corp.
1.020% due 05/21/2004	3,100	3,096
1.030% due 06/08/2004	7,100	7,086
CBA (de) Finance
1.020% due 06/09/2004	3,100	3,094
1.020% due 06/10/2004	4,800	4,790
1.025% due 06/11/2004	900	898
Danske Corp.
1.025% due 06/18/2004	8,300	8,281
European Investment Bank
1.010% due 05/25/2004	8,000	7,988
1.010% due 06/15/2004	2,200	2,195
Fannie Mae
1.010% due 06/23/2004	11,600	11,572
1.015% due 06/30/2004	3,600	3,591
1.010% due 07/01/2004	1,300	1,297
Freddie Mac
1.010% due 06/01/2004	5,200	5,191
1.010% due 07/15/2004	3,200	3,190
General Electric Capital Corp.
1.040% due 07/08/2004	8,500	8,476
HBOS Treasury Services PLC
1.030% due 06/21/2004	7,300	7,283
1.030% due 06/22/2004	2,400	2,394
1.030% due 06/29/2004	300	299
1.035% due 06/29/2004	200	200
1.040% due 06/30/2004	200	199
1.035% due 07/01/2004	400	399
Pfizer, Inc.
1.015% due 06/03/2004	7,100	7,087
Rabobank USA Financial Corp.
1.060% due 04/01/2004	9,900	9,900
Royal Bank of Scotland PLC
1.025% due 05/06/2004	2,600	2,597
Shell Finance (UK) PLC
1.020% due 06/03/2004	2,300	2,296
Stadshypotek, Inc.
1.030% due 05/27/2004	8,900	8,886
Svenska Handelsbank, Inc.
1.025% due 05/24/2004	8,800	8,787

Schedule of Investments

GNMA Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	9,900	9,900
UBS Finance, Inc.
1.030% due 06/10/2004	7,100	7,086
1.025% due 06/23/2004	1,900	1,895
1.025% due 06/29/2004	700	698
Westpac Capital Corp.
1.030% due 07/07/2004	2,000	1,994
1.030% due 07/09/2004	100	100
1.030% due 07/12/2004	2,200	2,194

		172,156

Repurchase Agreements 4.3%
Credit Suisse First Boston
0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.982% due 08/19/2004 valued at $17,262. Repurchase proceeds are $16,900.)	16,900	16,900
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 2.125% due 10/06/2005 valued at $692. Repurchase proceeds are $678.)	678	678

		17,578

U.S. Treasury Bills 8.7%
1.023% due 05/06/2004-06/17/2004 (e)(f)	35,795	35,736

Total Short-Term Instruments (Cost $225,478)		225,470

Total Investments (Cost $595,509)	145.1%	$595,894

Written Options (h) (Premiums $867)	(0.2)%	(810)

Other Assets and Liabilities (Net)	(44.9)%	(184,489)

Net Assets	100.0%	$410,595

See accompanying notes

PC2I

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Interest only security.
(c)	Principal only security.
(d)	Security is in default.
(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Securities with an aggregate market value of $749 have been pledged as collateral for swap and swaption contracts at March 31,2004.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	$4,550	0
Receive floating rate based on 3-month LIBOR with 6.940% interest rate cap and pay a premium amount of $316.
Counterparty: Lehman Brothers, Inc. Exp. 07/01/2011	8,000	(125)

		$(125)

(h)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$30,000	$504	$592
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	30,000	363	218

						$867	$810

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
Fannie Mae	4.500	04/26/2011	$5,650	$5,775	$5,787
Fannie Mae	6.000	04/15/2034	1,000	1,041	1,040
Fannie Mae	6.500	04/15/2034	7,000	7,354	7,364
Fannie Mae	5.000	05/13/2034	15,000	15,019	15,011

				$29,189	$29,202

(j)	The aggregate value of fair valued securities is $7, which is 0.00% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 77.8%

Banking & Finance 14.6%
Arch Western Finance LLC
6.750% due 07/01/2013	$5,095	$5,452
Arvin Capital I
9.500% due 02/01/2027	1,500	1,620
Atlantic Global Fund
1.530% due 04/01/2009	4,012	3,635
Banco Mercantil del Norte S.A.
5.875% due 02/17/2014	6,500	6,657
Beaver Valley Funding Corp.
8.625% due 06/01/2007	12,603	13,601
9.000% due 06/01/2017	9,382	11,118
Bluewater Finance Ltd.
10.250% due 02/15/2012	39,540	41,319
Bombardier Capital, Inc.
7.090% due 03/30/2007 (i)	21,000	23,047
Cedar Brakes II, LLC
9.875% due 09/01/2013	18,340	18,431
Choctaw Resort Development Enterprise
9.250% due 04/01/2009	8,345	9,054
Credit & Repackaged Securities Ltd.
10.250% due 10/30/2006	9,250	10,707
8.900% due 04/01/2007 (l)	5,000	5,653
Dow Jones TRAC-X N.A. High Yield Index
7.375% due 03/25/2009	126,430	128,484
8.000% due 03/25/2009	150,350	151,666
FINOVA Group, Inc.
7.500% due 11/15/2009	55,472	34,531
Ford Motor Credit Co.
7.000% due 10/01/2013	9,590	10,138
Forest City Enterprises, Inc.
7.625% due 06/01/2015	10,525	11,420
Gemstone Investors Ltd.
7.710% due 10/31/2004	48,493	48,614
General Motors Acceptance Corp.
6.875% due 08/28/2012	6,700	7,249
8.000% due 11/01/2031	11,855	13,160
GP Canada Finance Co.
7.200% due 12/15/2006	1,600	1,672
JET Equipment Trust
10.000% due 06/15/2012	8,680	6,651
7.630% due 08/15/2012	3,786	3,068
JSG Funding PLC
9.625% due 10/01/2012	14,480	16,435
La Quinta Properties, Inc.
8.875% due 03/15/2011	4,305	4,886
Mizuho Preferred Capital Co.
8.790% due 12/29/2049 (b)	37,492	42,553
9.870% due 12/31/2049 (b)	25,915	30,512
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (b)	5,000	5,100

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Pride Credit Linked
8.850% due 04/02/2007 (l)	5,000	5,647
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	71,275	61,653
7.750% due 02/15/2031	5,730	4,727
Riggs Capital Trust
8.625% due 12/31/2026	14,245	14,886
8.875% due 03/15/2027	13,630	14,311
Riggs National Corp.
9.650% due 06/15/2009	2,605	2,787
Rotech Healthcare, Inc.
9.500% due 04/01/2012	40,512	43,753
Salton SEA Funding
7.370% due 05/30/2005	4,417	4,660
SB Treasury Co. LLC
9.400% due 12/29/2049	2,000	2,348
Targeted Return Index Securities Trust
8.676% due 05/15/2013 (b)	167,969	186,439
Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049 (b)	29,430	34,773
Universal City Development Partners
11.750% due 04/01/2010	16,215	18,951
Ventas Capital Corp.
8.750% due 05/01/2009	17,040	19,383

		1,080,751

Industrials 52.2%
ABB Finance, Inc.
6.750% due 06/03/2004	7,500	7,546
Abitibi-Consolidated, Inc.
6.950% due 12/15/2006	2,250	2,352
6.950% due 04/01/2008	11,400	11,765
5.250% due 06/20/2008	7,875	7,686
8.550% due 08/01/2010	960	1,051
6.000% due 06/20/2013	29,551	27,739
8.850% due 08/01/2030	14,993	15,304
AEC Ironwood LLC
8.857% due 11/30/2025	51,664	56,313
Alderwoods Group, Inc.
12.250% due 01/02/2009	13,367	15,038
Allbritton Communications Co.
7.750% due 12/15/2012	5,930	6,182
Allied Waste North America, Inc.
8.875% due 04/01/2008	7,649	8,624
8.500% due 12/01/2008	22,785	25,633
7.875% due 01/01/2009	13,178	13,771
10.000% due 08/01/2009	17,592	18,956
6.500% due 11/15/2010	22,230	22,814
9.250% due 09/01/2012	32,275	36,874
American Media Operations, Inc.
10.250% due 05/01/2009	38,254	40,262
8.875% due 01/15/2011	4,605	4,593

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
American Tower Escrow
0.000% due 08/01/2008	38,053	26,922
AmeriGas Partners LP
10.000% due 04/15/2006	200	219
8.830% due 04/19/2010	16,944	18,928
8.875% due 05/20/2011	7,965	8,861
AmerisourceBergen Corp.
7.250% due 11/15/2012	3,300	3,605
Ameristar Casinos, Inc.
10.750% due 02/15/2009	5,250	6,097
Arco Chemical Co.
9.375% due 12/15/2005	4,980	5,167
10.250% due 11/01/2010	1,877	1,943
Armor Holdings, Inc.
8.250% due 08/15/2013	1,065	1,185
ArvinMeritor, Inc.
8.750% due 03/01/2012	9,600	10,728
Aviall, Inc.
7.625% due 07/01/2011	15,845	17,033
Beverly Enterprises, Inc.
9.625% due 04/15/2009	5,540	6,357
Boyd Gaming Corp.
8.750% due 04/15/2012	200	221
7.750% due 12/15/2012	29,887	32,129
Building Materials Corp.
7.750% due 07/15/2005	22,174	22,617
Cablevision Systems Corp.
1.500% due 04/01/2009	8,700	8,700
Cadmus Communications Corp.
9.750% due 06/01/2009	8,450	8,978
Caesars Entertainment, Inc.
8.125% due 05/15/2011	2,775	3,184
Canwest Media, Inc.
10.625% due 05/15/2011	16,060	18,308
CCO Holdings LLC
8.750% due 11/15/2013	12,975	13,299
Charter Communications Holdings LLC
9.625% due 11/15/2009	18,307	15,561
Chesapeake Energy Corp.
8.375% due 11/01/2008	1,600	1,772
8.125% due 04/01/2011	2,957	3,289
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	11,675	11,938
Colorado Interstate Gas Co.
6.850% due 06/15/2037	7,400	7,622
Commonwealth Brands, Inc.
9.750% due 04/15/2008	12,685	13,890
10.625% due 09/01/2008	12,350	13,647
Community Health Systems, Inc.
10.228% due 10/19/2006 (l)	4,000	4,622
10.000% due 03/13/2007	3,500	4,101
Continental Airlines, Inc.
7.056% due 09/15/2009	1,800	1,843

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
7.461% due 04/01/2015	2,980	2,905
7.373% due 12/15/2015	1,277	1,122
6.545% due 02/02/2019	7,171	7,068
7.256% due 03/15/2020	1,761	1,789
7.566% due 03/15/2020	3,142	2,706
Corning, Inc.
5.900% due 03/15/2014	4,500	4,477
Crown Castle International Corp.
10.750% due 08/01/2011	19,498	21,935
Crown European Holdings S.A.
9.500% due 03/01/2011	37,100	41,830
10.875% due 03/01/2013	22,120	25,880
CSC Holdings, Inc.
7.875% due 12/15/2007	200	216
8.125% due 07/15/2009	9,665	10,438
8.125% due 08/15/2009	9,140	9,871
7.625% due 04/01/2011	42,153	44,682
6.750% due 04/15/2012	13,400	13,400
Delhaize America, Inc.
8.125% due 04/15/2011	17,005	19,641
Delta Air Lines, Inc.
7.379% due 05/18/2010	4,242	4,214
Dex Media West LLC
8.500% due 08/15/2010	15,885	17,593
9.875% due 08/15/2013	24,925	27,791
Dimon, Inc.
9.625% due 10/15/2011	550	597
7.750% due 06/01/2013	675	675
DirecTV Holdings LLC
8.375% due 03/15/2013	35,195	40,298
Dobson Communications Corp.
8.875% due 10/01/2013	11,400	9,006
Domino’s, Inc.
8.250% due 07/01/2011	1,025	1,110
Dresser, Inc.
9.375% due 04/15/2011	42,240	46,253
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	20,112	21,520
Dura Operating Corp.
8.625% due 04/15/2012	30,970	33,138
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	31,080	29,701
7.670% due 11/08/2016	31,840	28,835
Dynegy Holdings, Inc.
7.620% due 07/15/2008 (b)	2,500	2,631
9.875% due 07/15/2010	11,450	12,509
10.125% due 07/15/2013	15,825	17,447
EchoStar DBS Corp.
10.375% due 10/01/2007	9,585	10,472
4.360% due 10/01/2008 (b)	8,450	8,830
El Paso CGP Co.
7.500% due 08/15/2006	500	470

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.500% due 06/01/2008	9,525	8,191
7.625% due 09/01/2008	13,426	11,949
6.375% due 02/01/2009	5,250	4,436
7.750% due 06/15/2010	2,040	1,775
9.625% due 05/15/2012	2,800	2,646
6.700% due 02/15/2027	1,100	995
7.750% due 10/15/2035	200	156
El Paso Corp.
6.500% due 05/15/2006	12,250	11,392
6.750% due 05/15/2009	8,525	7,566
7.000% due 05/15/2011	3,500	3,019
7.875% due 06/15/2012	3,525	3,172
7.375% due 12/15/2012	21,905	18,948
7.800% due 08/01/2031	27,520	22,222
7.750% due 01/15/2032	5,375	4,340
El Paso Production Holding Co.
7.750% due 06/01/2013	36,655	34,181
Equistar Chemicals LP
10.125% due 09/01/2008	13,125	14,175
8.750% due 02/15/2009	12,250	12,556
Evergreen Resources, Inc.
5.875% due 03/15/2012	6,335	6,430
EXCO Resources, Inc.
7.250% due 01/15/2011	8,600	8,922
Extended Stay America, Inc.
9.150% due 03/15/2008	1,000	1,035
9.875% due 06/15/2011	19,585	23,110
Extendicare Health Services
9.350% due 12/15/2007	12,500	12,969
9.500% due 07/01/2010	8,940	10,035
Ferrellgas Partners LP
6.990% due 08/01/2005	7,000	7,309
7.080% due 08/01/2006 (l)	5,000	5,338
8.780% due 08/01/2007 (i)	14,000	15,881
7.120% due 08/01/2008 (l)	11,000	11,967
8.870% due 08/01/2009 (i)(l)	7,300	8,557
7.240% due 08/01/2010	20,000	21,908
8.750% due 06/15/2012	8,188	9,130
Fimep S.A.
10.500% due 02/15/2013	7,285	8,706
Fisher Scientific International
8.000% due 09/01/2013	1,250	1,409
Fort James Corp.
6.625% due 09/15/2004	600	612
Fresenius Medical Care
7.875% due 06/15/2011	21,315	23,660
Garden State Newspapers, Inc.
8.625% due 07/01/2011	10,836	11,459
Gaylord Entertainment Co.
8.000% due 11/15/2013	6,675	7,151
General Motors Corp.
8.250% due 07/15/2023	13,035	14,587
8.375% due 07/15/2033	8,920	10,148

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Georgia-Pacific Corp.
9.375% due 02/01/2013	1,375	1,626
9.500% due 05/15/2022	33,339	34,839
9.125% due 07/01/2022	38,982	40,493
8.250% due 03/01/2023	8,690	8,994
8.125% due 06/15/2023	14,425	14,930
8.000% due 01/15/2024	6,580	6,975
8.875% due 05/15/2031	13,195	14,844
Grief Brothers Corp.
8.875% due 08/01/2012	925	1,013
GulfTerra Energy Partners LP
8.500% due 06/01/2010	16,303	18,911
Hanover Compressor Co.
8.625% due 12/15/2010	6,700	7,236
Hanover Equipment Trust
8.500% due 09/01/2008	51,295	55,142
HCA, Inc.
7.875% due 02/01/2011	5,313	6,126
6.250% due 02/15/2013	2,150	2,244
6.750% due 07/15/2013	7,000	7,547
HealthSouth Corp.
8.500% due 02/01/2008 (c)	12,780	12,812
8.375% due 10/01/2011 (c)	20,365	20,314
Hercules, Inc.
11.125% due 11/15/2007	6,325	7,606
Hilton Hotels Corp.
7.625% due 12/01/2012	43,285	49,940
HMH Properties, Inc.
7.875% due 08/01/2008	19,305	20,150
Hollinger International Publishing
9.000% due 12/15/2010	37,446	41,378
Hollinger Participation Trust
12.125% due 11/15/2010 (d)	18,215	20,742
Hollinger, Inc.
11.875% due 03/01/2011	5	6
Host Marriott LP
8.375% due 02/15/2006	7,950	8,526
9.500% due 01/15/2007	16,935	19,052
9.250% due 10/01/2007	14,885	16,746
7.125% due 11/01/2013	4,360	4,545
Ingles Markets, Inc.
8.875% due 12/01/2011	6,265	6,563
Insight Midwest LP
9.750% due 10/01/2009	31,740	33,248
10.500% due 11/01/2010	19,278	20,820
Invensys PLC
9.875% due 03/15/2011	10,950	11,278
ISP Chemco, Inc.
10.250% due 07/01/2011	39,455	44,880
Jefferson Smurfit Corp.
7.500% due 06/01/2013	7,205	7,637

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
JohnsonDiversey, Inc.
9.625% due 05/15/2012	3,839	4,204
K&F Industries, Inc.
9.250% due 10/15/2007	1,685	1,757
9.625% due 12/15/2010	2,605	2,931
Kappa Beheer BV
10.625% due 07/15/2009	2,685	2,860
La Quinta Inns
7.400% due 09/15/2005	4,050	4,273
Legrand S.A.
8.500% due 02/15/2025	16,225	17,361
Leviathan Gas Corp.
10.375% due 06/01/2009	4,648	4,950
Mail Well I Corp.
9.625% due 03/15/2012	18,250	20,166
Mandalay Resort Group
6.500% due 07/31/2009	1,725	1,861
9.375% due 02/15/2010	59,537	71,221
7.625% due 07/15/2013	12,635	13,898
Mediacom Broadband LLC
11.000% due 07/15/2013	35,075	37,706
Merisant Co.
9.500% due 07/15/2013	16,780	16,612
Meritor Automotive, Inc.
6.800% due 02/15/2009	3,900	4,066
MGM Mirage, Inc.
8.500% due 09/15/2010	3,580	4,198
8.375% due 02/01/2011	42,330	49,103
Midwest Generation LLC
8.300% due 07/02/2009	3,900	4,036
8.560% due 01/02/2016	92,755	98,784
Mirage Resorts, Inc.
6.750% due 08/01/2007	5,750	6,210
6.750% due 02/01/2008	4,555	4,919
Nalco Co.
7.750% due 11/15/2011	16,650	17,482
8.875% due 11/15/2013	2,350	2,462
NeighborCare, Inc.
6.875% due 11/15/2013	700	733
Newpark Resources, Inc.
8.625% due 12/15/2007	11,410	11,695
Norampac, Inc.
6.750% due 06/01/2013	4,395	4,681
Northwest Airlines, Inc.
6.841% due 10/01/2012	3,100	3,054
Nova Chemicals Ltd.
6.500% due 01/15/2012	400	418
Owens-Brockway Glass Container, Inc.
8.875% due 02/15/2009	12,485	13,546
7.750% due 05/15/2011	6,030	6,332
8.750% due 11/15/2012	28,335	30,956
8.250% due 05/15/2013	30,035	31,086

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	10,969	12,943
PanAmSat Corp.
6.375% due 01/15/2008	1,015	1,059
8.500% due 02/01/2012	60,228	63,239
Park Place Entertainment Corp.
9.375% due 02/15/2007	7,278	8,224
8.875% due 09/15/2008	5,355	6,131
7.875% due 03/15/2010	2,300	2,576
7.000% due 04/15/2013	44,538	48,769
Peabody Energy Corp.
6.875% due 03/15/2013	40,930	44,409
Pride International, Inc.
9.375% due 05/01/2007	17,330	17,677
10.000% due 06/01/2009	1,584	1,679
Primedia, Inc.
7.625% due 04/01/2008	3,200	3,224
8.000% due 05/15/2013	34,715	34,889
Quebecor Media, Inc.
11.125% due 07/15/2011	37,679	43,425
Qwest Communications International
4.630% due 02/15/2009 (b)	5,000	4,700
7.250% due 02/15/2011	22,140	21,199
7.500% due 02/15/2014	16,550	15,681
Qwest Corp.
7.200% due 11/01/2004	20,160	20,765
9.125% due 03/15/2012	45,430	51,790
8.875% due 06/01/2031	11,720	12,247
Raychem Corp.
8.200% due 10/15/2008	5,075	5,820
Rayovac Corp.
8.500% due 10/01/2013	7,500	8,119
Reddy Ice Group, Inc.
8.875% due 08/01/2011	5,700	6,142
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	5,008	5,384
Roundy’s, Inc.
8.875% due 06/15/2012	33,703	37,242
Royal Caribbean Cruises Ltd.
8.125% due 07/28/2004	5,910	6,028
8.000% due 05/15/2010	1,600	1,816
8.750% due 02/02/2011	5,225	6,139
6.875% due 12/01/2013	1,000	1,058
Safety-Kleen Corp.
9.250% due 06/01/2008 (c)	22,459	56
9.250% due 05/15/2009 (c)	11,042	994
Saks, Inc.
8.250% due 11/15/2008	1	1
Salem Communications Holding Corp.
7.750% due 12/15/2010	9,250	9,817
Sinclair Broadcast Group, Inc.
8.750% due 12/15/2011	5,000	5,563

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Six Flags, Inc.
9.500% due 02/01/2009		15,000	15,900
8.875% due 02/01/2010		2,000	2,075
9.750% due 04/15/2013		25,130	26,826
Sonat, Inc.
6.750% due 10/01/2007		4,915	4,479
7.625% due 07/15/2011		24,087	21,016
SPX Corp.
9.400% due 06/14/2005		20,000	21,102
6.250% due 06/15/2011		23,950	24,908
7.500% due 01/01/2013		8,925	9,684
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007		23,700	25,892
7.875% due 05/01/2012		15,675	17,791
Station Casinos, Inc.
6.000% due 04/01/2012		3,400	3,434
6.500% due 02/01/2014		9,765	9,899
Stone Container Corp.
11.500% due 08/15/2006		4,600	4,738
9.750% due 02/01/2011		14,444	16,213
8.375% due 07/01/2012		13,820	15,167
Suburban Propane Partners LP
6.875% due 12/15/2013		150	157
Tenet Healthcare Corp.
6.375% due 12/01/2011		15,525	13,507
6.500% due 06/01/2012		15,225	13,208
7.375% due 02/01/2013		68,890	62,518
Tenneco Automotive, Inc.
10.250% due 07/15/2013		32,050	37,018
Time Warner Telecom, Inc.
9.750% due 07/15/2008		23,835	22,226
10.125% due 02/01/2011		18,250	16,927
Triad Hospitals, Inc.
7.000% due 11/15/2013		16,000	16,480
Trinity Industries, Inc.
6.500% due 03/15/2014		3,600	3,618
TRW Automotive, Inc.
9.375% due 02/15/2013		15,157	17,506
Tyco International Group S.A.
5.875% due 11/01/2004		1,000	1,023
4.375% due 11/19/2004	E	C 28,500	35,414
U.S. Airways, Inc.
9.625% due 09/01/2003 (c)		$17,690	5,572
9.330% due 01/01/2006		3,157	830
United Airlines, Inc.
6.201% due 09/01/2008		2,300	2,083
9.410% due 06/15/2010		1,172	957
7.730% due 07/01/2010		26,685	24,100
7.186% due 04/01/2011 (c)		74	67
6.602% due 09/01/2013		6,950	6,291
7.783% due 01/01/2014		212	190
1.340% due 03/02/2049 (b)		5,035	4,607

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Valero Energy Corp.
7.800% due 06/14/2010	3,550	3,408
Videotron Ltee
6.875% due 01/15/2014	4,200	4,410
Vintage Petroleum, Inc.
7.875% due 05/15/2011	12,695	13,711
8.250% due 05/01/2012	24,710	27,922
Vivendi Universal S.A.
9.250% due 04/15/2010	2,915	3,498
VoiceStream Wireless Corp.
10.375% due 11/15/2009	1	1
Western Gas Resources, Inc.
10.000% due 06/15/2009	4,440	4,706
Westlake Chemical Corp.
8.750% due 07/15/2011	5,000	5,550
Williams Cos., Inc.
6.625% due 11/15/2004	5,100	5,253
6.750% due 01/15/2006	6,000	6,285
7.375% due 11/15/2006	3,600	3,983
8.625% due 06/01/2010	23,745	26,238
8.125% due 03/15/2012	8,830	9,790
7.625% due 07/15/2019	25,060	25,561
7.875% due 09/01/2021	35,915	36,544
7.500% due 01/15/2031	7,977	7,738
7.750% due 06/15/2031	14,400	14,256
8.750% due 03/15/2032	7,395	7,876
Xerox Capital Europe PLC
5.875% due 05/15/2004	25,455	25,520
Young Broadcasting, Inc.
8.500% due 12/15/2008	9,885	10,725
10.000% due 03/01/2011	25,280	27,176

		3,861,464

Utilities 11.0%
AES Corp.
10.000% due 12/12/2005	3,019	3,110
9.375% due 09/15/2010	10,000	10,950
8.875% due 02/15/2011	23,600	25,311
8.750% due 05/15/2013	71,765	79,300
8.540% due 11/30/2019	11,252	12,167
American Cellular Corp.
10.000% due 08/01/2011	38,475	37,128
Calpine Corp.
8.500% due 07/15/2010	19,690	18,213
8.750% due 07/15/2013	23,650	21,758
Cincinnati Bell, Inc.
8.375% due 01/15/2014	19,200	18,912
CMS Energy Corp.
7.625% due 11/15/2004	10,290	10,612
7.000% due 01/15/2005	40,164	40,967
9.875% due 10/15/2007	2,000	2,215
8.900% due 07/15/2008	9,160	9,893
7.500% due 01/15/2009	27,330	28,218
7.750% due 08/01/2010	12,225	12,745

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Edison International, Inc.
6.875% due 09/15/2004	37,684	38,438
El Paso Energy Partners
8.500% due 06/01/2011	12,331	14,057
El Paso Natural Gas Co.
7.625% due 08/01/2010	2,420	2,505
8.625% due 01/15/2022	7,000	7,315
Homer City Funding LLC
8.734% due 10/01/2026	5,900	6,579
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	4,190	4,672
8.625% due 11/14/2011	7,790	8,803
MSW Energy Holdings LLC
7.375% due 09/01/2010	9,500	10,070
8.500% due 09/01/2010	600	660
Nextel Communications, Inc.
9.375% due 11/15/2009	3,450	3,769
9.500% due 02/01/2011	2,669	3,057
6.875% due 10/31/2013	7,675	8,193
5.950% due 03/15/2014	12,500	12,469
7.375% due 08/01/2015	28,875	31,402
Northwestern Bell Telephone
6.250% due 01/01/2007	8,425	8,615
Northwestern Corp.
7.300% due 12/01/2006	8,000	8,140
NRG Energy, Inc.
8.000% due 12/15/2013	39,395	40,872
Pacific Gas & Electric Co.
6.750% due 10/01/2023	10,800	11,165
PSEG Energy Holdings, Inc.
7.750% due 04/16/2007	9,595	10,195
8.625% due 02/15/2008	10,200	11,067
10.000% due 10/01/2009	15,050	17,609
8.500% due 06/15/2011	51,885	57,852
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	6,635	6,005
Reliant Resources, Inc.
9.250% due 07/15/2010	10,250	11,173
9.500% due 07/15/2013	4,400	4,873
Rocky River Realty
8.810% due 04/14/2007 (i)(l)	1,604	1,763
Rogers Wireless Communications, Inc.
6.375% due 03/01/2014	7,475	7,634
Rural Cellular Corp.
5.610% due 03/15/2010	3,000	2,998
8.250% due 03/15/2012	2,750	2,826
SESI LLC
8.875% due 05/15/2011	15,404	16,867
South Point Energy Corp.
8.400% due 05/30/2012	30,042	28,108

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
TECO Energy, Inc.
7.500% due 06/15/2010	36,950	39,998
Triton PCS, Inc.
8.500% due 06/01/2013	11,897	12,730
Wilmington Trust Co. - Tucson Electric
10.210% due 01/01/2009 (i)(l)	374	408
10.732% due 01/01/2013 (i)	7,759	8,628
10.732% due 01/01/2013	247	275
WorldCom, Inc. - WorldCom Group
7.750% due 04/01/2007 (c)	10,000	3,225
7.500% due 05/15/2011 (c)	8,000	2,580
6.950% due 08/15/2028 (c)	12,700	4,096
8.250% due 05/15/2031 (c)	43,450	14,013

		817,203

Total Corporate Bonds & Notes (Cost $5,516,176)		5,759,418

MUNICIPAL BONDS & NOTES 0.1%
Missouri Higher Education Authority Student Loan Revenue Bonds, Series 2003
1.150% due 09/01/2043 (b)	2,000	2,000
New Jersey Tobacco Settlement Funding Corp. Revenue Bonds, Series 2003
6.375% due 06/01/2032	2,000	1,948

Total Municipal Bonds & Notes (Cost $3,918)		3,948

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
5.500% due 09/01/2017	64	66

Total U.S. Government Agencies (Cost $66)		66

MORTGAGE-BACKED SECURITIES 0.4%
Continental Airlines, Inc.
6.920% due 04/02/2013 (i)	28,504	29,116
Red Mountain Funding Corp.
9.150% due 11/28/2027	4,517	2,256

Total Mortgage-Backed Securities (Cost $29,728)		31,372

ASSET-BACKED SECURITIES 3.9%
AES Corp.
5.320% due 07/29/2008 (b)	1,429	1,449
Allegheny Energy, Inc.
6.000% due 03/08/2011 (b)	7,500	7,527
7.250% due 06/08/2011 (b)	28,500	28,721
Aquila, Inc.
8.750% due 04/15/2006 (b)	5,894	6,107

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Charter Communications Holdings LLC
3.870% due 03/18/2008 (b)	16,743	16,691
CITGO Petroleum Corp.
6.420% due 02/24/2006 (b)	2,000	2,080
Crown Castle International Corp.
4.610% due 03/31/2008 (b)	1,985	2,019
Dex Media West LLC
3.840% due 09/10/2010 (b)	195	199
3.850% due 09/10/2010 (b)	218	222
3.860% due 09/10/2010 (b)	579	589
3.870% due 09/10/2010 (b)	331	337
3.880% due 09/10/2010 (b)	283	288
3.890% due 09/10/2010 (b)	150	153
3.990% due 09/10/2010 (b)	103	105
Edison Mission Energy
7.000% due 07/02/2006 (b)	2,250	2,092
7.000% due 11/19/2006 (b)	2,250	2,271
Extended Stay America, Inc.
4.840% due 01/31/2009 (b)	1,890	1,897
Georgia-Pacific Corp.
2.915% due 11/03/2005 (b)	616	612
2.925% due 11/03/2005 (b)	320	318
Graphic Packaging Corp.
4.100% due 08/08/2009 (b)	190	181
4.110% due 08/08/2009 (b)	110	105
5.000% due 08/08/2009 (b)	738	705
5.205% due 08/08/2009 (b)	22	21
Halyard I Ltd.
1.660% due 03/24/2010 (b)	3,857	3,510
Inmarsat Ventures PLC
4.111% due 12/17/2010 (b)	6,000	6,037
4.611% due 12/17/2011 (b)	6,000	6,038
Invensys PLC
4.572% due 09/30/2009 (b)	2,500	2,509
5.822% due 12/30/2009 (b)	14,250	14,339
Nalco Co.
3.590% due 11/01/2010 (b)	6,334	6,396
Nextel Partner, Inc.
3.375% due 12/15/2010 (b)	19,476	19,698
NRG Energy, Inc.
4.000% due 12/08/2007 (b)	2,500	2,441
5.500% due 05/08/2010 (b)	7,783	8,029
1.070% due 12/23/2010 (b)	4,375	4,513
Qwest Corp.
6.500% due 06/30/2007 (b)	76,500	79,281
6.950% due 06/05/2010 (b)	8,500	8,632
Reliant Resources, Inc.
5.000% due 03/15/2007 (b)	5,000	4,725
5.227% due 03/15/2007 (b)	4,358	4,281
5.350% due 03/15/2007 (b)	21,571	21,194
RH Donnelley Finance Corp.
3.360% due 06/30/2010 (b)	1,289	1,311

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
3.390% due 06/30/2010 (b)		560	569
3.420% due 08/30/2010 (b)		186	189
3.430% due 08/30/2011 (b)		1,399	1,423
Roseburg Forest Products
3.090% due 01/26/2010 (b)		3,000	3,034
TRW Automotive, Inc.
3.187% due 02/28/2009 (b)		1,476	1,501
3.687% due 02/28/2011 (b)		2,217	2,255
Tyco International Group S.A.
6.379% due 07/26/2006 (b)		12,500	13,335

Total Asset-Backed Securities (Cost $284,922)			289,929

SOVEREIGN ISSUES 6.8%
Republic of Brazil
2.000% due 04/15/2006 (b)		23,050	22,633
11.500% due 03/12/2008		12,500	14,219
2.062% due 04/15/2009 (b)		2,588	2,438
10.000% due 08/07/2011		7,635	8,139
11.000% due 01/11/2012		11,700	13,086
2.187% due 04/15/2012 (b)		22,500	19,831
8.000% due 04/15/2014		79,851	78,384
12.250% due 03/06/2030		20,200	24,139
8.250% due 01/20/2034		1,000	855
11.000% due 08/17/2040		36,750	39,433
Republic of Guatemala
9.250% due 08/01/2013		5,680	6,617
Republic of Panama
9.625% due 02/08/2011		19,850	23,721
9.375% due 07/23/2012		18,620	22,111
10.750% due 05/15/2020		9,125	11,566
9.375% due 01/16/2023		2,247	2,545
8.875% due 09/30/2027		15,425	16,813
9.375% due 04/01/2029		12,575	14,398
Republic of Peru
9.125% due 01/15/2008		1,350	1,576
9.125% due 02/21/2012		59,715	67,926
9.875% due 02/06/2015		18,600	21,939
4.500% due 03/07/2017 (b)		1,200	1,066
5.000% due 03/07/2017 (b)		8,873	8,283
Republic of Ukraine
11.000% due 03/15/2007 (b)		5,068	5,694
6.875% due 03/04/2011		10,000	10,275
7.650% due 06/11/2013 (b)		7,000	7,339
Russian Federation
5.000% due 03/31/2030 (b)		55,638	55,860

Total Sovereign Issues (Cost $463,777)			500,886

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k) 3.9%
Aspropulsion Capital BV
9.625% due 10/01/2013	EC	1,200	1,556

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Barry Callebaut Services NV
9.250% due 03/15/2010	3,800	5,277
Crown European Holdings S.A.
10.250% due 03/01/2011	9,000	12,498
Eircom Funding
8.250% due 08/15/2013	9,365	13,005
El Paso Corp.
5.750% due 03/14/2006	5,000	5,714
7.125% due 05/06/2009	28,920	30,742
Fimep S.A.
11.000% due 02/15/2013	15,860	23,437
Flender Holding GmbH
11.000% due 08/01/2010	1,625	2,298
Fort James Corp.
4.750% due 06/29/2004	5,800	7,208
Fresenius Medical Care
7.375% due 06/15/2011	6,000	8,111
Johnsondiversey, Inc.
9.625% due 05/15/2012	3,870	5,136
JSG Funding PLC
10.125% due 10/01/2012	22,275	30,932
Kappa Beheer BV
10.625% due 07/15/2009	1,095	1,440
Kronos International, Inc.
8.875% due 06/30/2009	17,615	23,704
Messer Griesheim Holding AG
4.802% due 04/27/2009	2,000	2,476
10.375% due 06/01/2011	5,700	8,458
PTC International Finance II
10.875% due 05/01/2008	5,000	6,697
11.250% due 12/01/2009	6,200	8,284
Rhodia S.A.
8.000% due 06/01/2010	8,770	9,969
Telemedia Netherland
4.787% due 03/10/2011	2,131	2,600
5.287% due 03/10/2012	2,131	2,605
Telenet Communications NV
9.000% due 12/15/2013	6,400	8,022
TRW Automotive, Inc.
10.125% due 02/15/2013	19,430	27,710
11.750% due 02/15/2013	520	757
Valentia Telecommunications Ltd.
7.250% due 08/15/2013	18,175	24,736
Xerox Capital Europe PLC
5.250% due 12/03/2004	14,075	17,643

Total Foreign Currency-Denominated Issues (Cost $237,789)		291,015

CONVERTIBLE BONDS & NOTES 1.3%

Banking & Finance 0.3%
Fiat Finance Luxembourg S.A.
3.250% due 01/09/2007	$21,315	21,368

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Healthcare 0.0%
Duane Reade, Inc.
2.147% due 04/16/2022	1,700	975

Industrials 0.7%
Dimon, Inc.
6.250% due 03/31/2007	39,227	35,852
Starwood Hotels & Resorts Worldwide, Inc.
0.000% due 05/25/2021	30,000	17,438

		53,290

Utilities 0.3%
Rogers Communication, Inc.
2.000% due 11/26/2005	20,280	19,266

Total Convertible Bonds & Notes (Cost $92,628)		94,899

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurdollar September Futures (CME)
Strike @ 96.500 Exp. 09/13/2004	2,800	35

Total Purchased Put Options (Cost $28)		35

COMMON STOCKS 0.1%
	Shares
Industrials 0.1%
Dobson Communications Corp.	1,414,397	4,088

Total Common Stocks (Cost $9,321)		4,088

CONVERTIBLE PREFERRED STOCK 0.0%
Dobson Communications Corp.
6.000% due 08/19/2016	21,975	2,501
PMI Group, Inc.
5.875% due 11/15/2006	20,000	511

Total Convertible Preferred Stock (Cost $4,170)		3,012

PREFERRED STOCK 1.4%
Cablevision Systems New York Group
11.750% due 10/01/2007	240,000	25,176
11.125% due 04/01/2008	429,785	45,020
Fresenius Medical Care
7.870% due 02/01/2008	31,678	34,608

Total Preferred Stock (Cost $101,735)		104,804

Schedule of Investments

High Yield Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 3.2%
Commercial Paper 2.2%
Fannie Mae
1.010% due 07/01/2004	$23,129	23,068
1.010% due 07/20/2004	14,800	14,753
Federal Home Loan Bank
1.010% due 04/01/2004	40,000	40,000
UBS Finance, Inc.
1.020% due 06/23/2004	74,700	74,521
1.020% due 06/28/2004	9,500	9,476

		161,818

Repurchase Agreement 0.4%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $29,844. Repurchase proceeds are $29,255.)	29,254	29,254

U.S. Treasury Bills 0.6%
1.010% due 06/03/2004-06/17/2004 (a)(e)(f)	44,770	44,678

Total Short-Term Instruments (Cost $235,766)		235,750

Total Investments (Cost $6,980,024)	98.9%	$7,319,222

Written Options (g) (Premiums $24,892)	(0.3)%	(22,755)

Other Assets and Liabilities (Net)	1.4%	103,877

Net Assets	100.0%	$7,400,344

See accompanying notes

PC1L

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(b)	Variable rate security.
(c)	Securities is in default.
(d)	Payment in-kind bond security.
(e)	Securities with an aggregate market value of $16,490 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Purchased Put Options Strike @ 89.000	03/2005	1,915	$(26)
Euro-Bobl 5-Year Note Long Futures	06/2004	1,576	2,683
Euribor June Long Futures	06/2005	705	699
Euribor September Long Futures	09/2005	314	(38)
Euribor December Long Futures	12/2005	896	(203)
Eurodollar March Long Futures	03/2005	258	152
Eurodollar March Long Futures	03/2006	766	(240)
Eurodollar June Long Futures	06/2005	766	(231)
Eurodollar September Long Futures	09/2005	766	(231)
Eurodollar December Long Futures	12/2004	169	452
Eurodollar December Long Futures	12/2005	766	(221)

			$2,796

(f)	Securities with an aggregate market value of $27,951 have been pledged as collateral for swap and swaption contracts at March 31,2004.

(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	$5,000	(18)
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Hilton Hotels Corp. 3.375% due 04/15/2023.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	4
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2004	16,000	16
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	6,000	5
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	15
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Royal Caribbean Cruises Ltd. 0.00% due 05/18/2021.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2004	5,000	10
Receive a fixed rate equal to 1.760% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Credit Suisse First Boston Exp. 07/20/2004	10,000	29

Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of FirstEnergy Corp. 5.500% due 11/15/2006.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/07/2004	5,000	10
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/20/2004	20,000	38
Receive a fixed rate equal to 1.350% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: UBS Warburg LLC Exp. 09/20/2004	10,000	26
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/20/2004	8,000	31
Receive a fixed rate equal to 1.520% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Lehman Brothers, Inc. Exp. 09/20/2004	5,000	9
Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,000	2
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Ford Motor Co. 7.250% due 10/01/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2004	10,000	(12)

Receive a fixed rate equal to 6.750% and the Fund will pay to the counterparty at par in the event of default of Xerox Corp. 9.750% due 01/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 12/20/2004	5,000	191
Receive a fixed rate equal to 1.040% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/07/2005	18,500	43
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	5,000	42
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Citizen Communications Co. 9.250% due 05/15/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Electronic Data Systems Corp. 7.125% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Harrah’s Operating Co. 8.000% due 02/01/2011.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0

Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Sprint Capital Corp. 6.875% due 11/15/2028.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.850% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 6.875% due 05/01/2012.
Counterparty: Goldman Sachs & Co. Exp. 03/20/2005	2,000	0
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,000	60
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/20/2005	8,000	172
Pay a fixed rate equal to 1.420% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	(30)
Pay a fixed rate equal to 1.450% and the Fund will receive from the counterparty at par in the event of default of General Motors Acceptance Corp. 6.875% due 08/28/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	(15)
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	15,000	102

Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of General Motors Corp. 7.125% due 07/15/2013.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/20/2005	6,000	41
Receive a fixed rate equal to 2.950% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc.7.750% due 04/16/2007.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/04/2006	6,500	256
Receive a fixed rate equal to 3.000% and the Fund will pay to the counterparty at par in the event of default of PSEG Energy Holdings, Inc. 8.625% due 02/15/2008.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/20/2006	5,000	206
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	37,500	(993)
Receive a fixed rate equal to 3.500% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: Credit Suisse First Boston Exp. 03/20/2009	5,000	(132)
Receive a fixed rate equal to 4.100% and pay total return on Dow Jones Tradable Credit North America High Yield Series 2 March 2009 Index.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/20/2009	40,000	(1,310)
Receive a fixed rate equal to 3.250% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% to 03/31/2007 and 7.500% thereafter due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 06/28/2013	20,000	1,121

Receive a fixed rate equal to 3.270% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/28/2013	17,000	977
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	192,200	(12,214)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2024	12,000	(864)

		$(12,099)

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	1,572	$911	$98
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	1,454	1,426	182
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	2,070	2,262	3,202
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	956	564	971

				$5,163	$4,453

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.750	%**	07/19/2004	$182,900	$1,491	$2,259
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	182,900	1,097	168
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	117,800	2,780	7,101
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	206,100	3,566	211
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500	%**	01/07/2005	4,400	91	376
Call - OTC 7-Year Interest Rate Swap	Wachovia Bank, N.A.	5.500	%**	01/07/2005	72,100	3,482	6,167
Call - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	4.000	%**	10/07/2004	68,300	1,052	787
Put - OTC 10-Year Interest Rate Swap	Bear Stearns International, Ltd.	6.500	%*	10/07/2004	68,300	2,015	71
Call - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/07/2004	92,500	1,512	1,066
Put - OTC 10-Year Interest Rate Swap	Goldman Sachs & Co.	6.500	%*	10/07/2004	92,500	2,643	97

						$19,729	$18,302

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as Percentage of Net Assets
Bombardier Capital, Inc.	08/11/2003	$21,178	$23,047	0.31%
Continental Airlines, Inc.	07/01/2003	25,471	29,116	0.39
Ferrellgas Partners LP	06/30/2003	15,264	15,881	0.21
Ferrellgas Partners LP	06/30/2003	8,146	8,557	0.12
Rocky River Realty	11/22/2000	1,589	1,763	0.02
Wilmington Trust Co.-Tucson Electric	01/07/1993 - 05/16/2003	7,602	8,628	0.12
Wilmington Trust Co.-Tucson Electric	06/29/1993	368	408	0.01

		$79,618	$87,400	1.18%

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	9,763	04/2004	$109	$0	$109
Sell		292,921	04/2004	2,188	0	2,188
Buy	JY	8,147,506	05/2004	4,620	0	4,620

				$6,917	$0	$6,917

(k)	Principal amount denoted in indicated currency:

EC	-	Euro
JY	-	Japanese Yen

(l)	The aggregate value of fair valued securities is $43,955, which is 0.59% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 87.7%

Banking & Finance 38.8%
American International Group, Inc.
3.130% due 05/15/2008	$600	598
Bank of America Corp.
3.875% due 01/15/2008	50	52
5.875% due 02/15/2009	100	112
7.400% due 01/15/2011	160	192
4.875% due 01/15/2013	200	208
Bank One Corp.
9.875% due 03/01/2009	50	64
5.250% due 01/30/2013	100	105
Bear Stearns Cos., Inc.
7.625% due 12/07/2009	70	84
5.700% due 11/15/2014	200	216
CIT Group, Inc.
1.330% due 06/19/2006 (a)	100	100
7.750% due 04/02/2012	240	290
Citigroup, Inc.
6.000% due 02/21/2012	190	214
7.750% due 12/01/2036	500	578
Conoco Funding Co.
6.350% due 10/15/2011	100	115
Deutsche Telekom International Finance BV
8.500% due 06/15/2010	150	184
Fleet National Bank
5.750% due 01/15/2009	175	193
Ford Motor Credit Co.
7.500% due 03/15/2005	100	105
1.307% due 04/28/2005 (a)	400	397
6.500% due 01/25/2007	470	502
General Electric Capital Corp.
6.125% due 02/22/2011	300	339
5.450% due 01/15/2013	650	701
General Motors Acceptance Corp.
1.820% due 05/17/2004 (a)	30	30
6.125% due 08/28/2007	220	237
7.750% due 01/19/2010	50	57
7.250% due 03/02/2011	30	33
6.875% due 09/15/2011	50	54
7.000% due 02/01/2012	350	381
Goldman Sachs Group, Inc.
4.125% due 01/15/2008	100	104
6.600% due 01/15/2012	100	115
5.700% due 09/01/2012	275	298
5.250% due 10/15/2013	100	104
HBOS Treasury Services PLC
5.375% due 11/29/2049	300	312
Household Finance Corp.
4.125% due 12/15/2008	300	310
8.000% due 07/15/2010	25	31
7.000% due 05/15/2012	90	106

Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.375% due 11/27/2012	35	40
HSBC Bank USA
4.625% due 04/01/2014	100	99
HSBC Capital Funding LP
4.610% due 06/27/2049 (a)	200	194
J.P. Morgan Chase & Co.
6.625% due 03/15/2012	350	403
5.750% due 01/02/2013	90	98
KFW International Finance, Inc.
5.750% due 01/15/2008	30	33
Lehman Brothers Holdings, Inc.
6.625% due 01/18/2012	30	35
MBNA America Bank
7.125% due 11/15/2012	145	171
Merrill Lynch & Co., Inc.
1.420% due 05/21/2004 (a)	100	100
5.300% due 09/30/2015	100	105
MetLife, Inc.
3.911% due 05/15/2005	200	205
Morgan Stanley Dean Witter & Co.
6.600% due 04/01/2012	180	207
5.300% due 03/01/2013	300	315
National Rural Utilities Cooperative Finance Corp.
6.500% due 03/01/2007	110	122
7.250% due 03/01/2012	300	358
Pemex Project Funding Master Trust
8.000% due 11/15/2011	260	304
Preferred Term Securities XII
1.660% due 03/24/2034 (a)	100	100
Principal Life Global Funding
5.250% due 01/15/2013	50	53
Pulte Homes, Inc.
7.875% due 08/01/2011	100	120
Rabobank Capital Fund II
5.260% due 12/29/2049 (a)	200	208
Royal Bank of Scotland PLC
5.000% due 11/12/2013	100	104
9.118% due 03/31/2049 (a)	180	230
SLM Corp.
1.340% due 07/25/2007 (a)	200	201
UFJ Finance Aruba AEC
6.750% due 07/15/2013	100	111
Verizon Global Funding Corp.
7.375% due 09/01/2012	135	161
Wachovia Bank N.A.
7.800% due 08/18/2010	30	37
Washington Mutual, Inc.
1.400% due 11/03/2005 (a)	200	200
4.000% due 01/15/2009	200	205
Wells Fargo & Co.
6.450% due 02/01/2011	30	35

		12,075

Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Industrials 30.7%
Abitibi-Consolidated, Inc.
8.300% due 08/01/2005	50	52
Albertson’s, Inc.
7.500% due 02/15/2011	100	118
Altria Group, Inc.
7.000% due 07/15/2005	200	211
Amerada Hess Corp.
5.300% due 08/15/2004	30	30
6.650% due 08/15/2011	100	111
American Airlines, Inc.
6.978% due 04/01/2011	145	148
AOL Time Warner, Inc.
6.750% due 04/15/2011	25	28
6.875% due 05/01/2012	100	115
Apache Corp.
6.250% due 04/15/2012	200	230
Archstone-Smith Trust
7.900% due 02/15/2016	25	30
AvalonBay Communities, Inc.
6.125% due 11/01/2012	50	56
BB&T Corp.
6.500% due 08/01/2011	30	35
Beckman Coulter, Inc.
6.875% due 11/15/2011	30	35
Boeing Co.
5.125% due 02/15/2013	200	208
Boise Cascade Corp.
7.500% due 02/01/2008	10	11
British Sky Broadcasting Group PLC
8.200% due 07/15/2009	100	121
Burlington Resources Finance Co.
6.500% due 12/01/2011	200	229
Canadian National Railway Co.
4.400% due 03/15/2013	80	80
Canadian Natural Resources Ltd.
5.450% due 10/01/2012	100	107
Centex Corp.
7.500% due 01/15/2012	30	36
Clear Channel Communications, Inc.
7.650% due 09/15/2010	90	107
5.750% due 01/15/2013	100	106
Comcast Cable Communications, Inc.
6.750% due 01/30/2011	200	227
8.875% due 05/01/2017	35	46
ConocoPhillips
8.750% due 05/25/2010	100	127
4.750% due 10/15/2012	30	31
Continental Airlines, Inc.
6.320% due 11/01/2008	50	50
7.056% due 09/15/2009	200	205

Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Cox Communications, Inc.
6.690% due 09/20/2004	100	102
7.750% due 11/01/2010	30	36
6.750% due 03/15/2011	100	114
4.625% due 06/01/2013	60	59
Cyprus Amax Minerals Co.
7.375% due 05/15/2007	30	34
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	300	314
Devon Financing Corp. ULC
6.875% due 09/30/2011	200	232
Domtar Inc.
7.875% due 10/15/2011	30	36
Dow Chemical Co.
6.000% due 10/01/2012	150	165
Halliburton Co.
2.620% due 10/17/2005	200	202
Harrah’s Operating Co., Inc.
7.875% due 12/15/2005	100	109
7.500% due 01/15/2009	175	203
Hilton Hotel Corp.
7.625% due 05/15/2008	80	90
8.250% due 02/15/2011	30	36
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	40	43
Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008	100	104
International Business Machines Corp.
8.375% due 11/01/2019	30	41
International Paper Co.
6.750% due 09/01/2011	200	228
ITT Corp.
6.750% due 11/15/2005	30	32
JetBlue Airways Corp.
5.360% due 03/15/2008	100	100
Kern River Funding Corp.
4.893% due 04/30/2018	77	78
Kerr-McGee Corp.
6.875% due 09/15/2011	200	228
Kinder Morgan Energy Partners LP
7.125% due 03/15/2012	100	117
Kinder Morgan, Inc.
6.650% due 03/01/2005	50	52
6.500% due 09/01/2012	40	45
Kraft Foods, Inc.
6.250% due 06/01/2012	150	168
Kroger Co.
6.200% due 06/15/2012	200	222
MeadWestvaco Corp.
6.850% due 04/01/2012	110	124
Northwest Airlines Corp.
7.575% due 03/01/2019	91	94

Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Occidental Petroleum Corp.
6.750% due 01/15/2012	200	232
Packaging Corp. of America
5.750% due 08/01/2013	100	105
Peabody Energy Corp.
6.875% due 03/15/2013	100	109
Pioneer Natural Resources Co.
6.500% due 01/15/2008	200	223
Raytheon Co.
1.580% due 06/10/2005 (a)	200	200
8.200% due 03/01/2006	200	223
Safeway, Inc.
6.850% due 09/15/2004	30	31
6.500% due 11/15/2008	200	224
Schering-Plough Corp.
5.300% due 12/01/2013	200	209
System Energy Resources, Inc.
7.430% due 01/15/2011	14	15
Systems 2001 Asset Trust
6.664% due 09/15/2013	74	83
Telus Corp.
8.000% due 06/01/2011	30	36
Time Warner, Inc.
8.110% due 08/15/2006	100	113
Transcontinental Gas Pipe Line Corp.
8.875% due 07/15/2012	30	36
Tyco International Group S.A.
5.875% due 11/01/2004	300	307
6.375% due 10/15/2011	120	131
United Airlines, Inc.
7.186% due 04/01/2011 (b)	74	67
10.125% due 03/22/2015	100	38
USX Corp.
6.850% due 03/01/2008	30	34
Viacom, Inc.
7.750% due 06/01/2005	100	107
5.625% due 08/15/2012	100	109
Wal-Mart Stores Inc
6.875% due 08/10/2009	30	35
Walt Disney Co.
6.375% due 03/01/2012	100	112
Waste Management, Inc.
7.650% due 03/15/2011	50	60
7.100% due 08/01/2026	10	11
Weyerhaeuser Co.
6.750% due 03/15/2012	150	170
Wyeth

5.500% due 02/01/2014	200	210

		9,528
Utilities 18.2%
AT&T Corp.
8.050% due 11/15/2011	100	117

Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
AT&T Wireless Services, Inc.
8.125% due 05/01/2012	200	244
British Telecom PLC
7.875% due 12/15/2005	30	33
8.375% due 12/15/2010	200	248
Calenergy, Inc.
7.630% due 10/15/2007	200	228
Centerior Energy Corp.
7.670% due 07/01/2004	100	101
Cingular Wireless, Inc.
6.500% due 12/15/2011	50	56
Citizens Communications Co.
9.250% due 05/15/2011	130	144
Constellation Energy Group, Inc.
7.000% due 04/01/2012	200	231
Consumers Energy Co.
5.375% due 04/15/2013	100	103
DPL, Inc.
6.875% due 09/01/2011	150	153
Duke Energy Corp.
6.250% due 01/15/2012	30	33
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)	200	201
3.600% due 06/01/2008	50	50
France Telecom S.A.
8.750% due 03/01/2011	130	159
GTE South, Inc.
6.125% due 06/15/2007	30	33
Indianapolis Power & Light
6.300% due 07/01/2013	150	165
Niagara Mohawk Power Corp.
5.375% due 10/01/2004	200	204
6.625% due 07/01/2005	50	53
7.750% due 05/15/2006	30	33
7.750% due 10/01/2008	30	35
Oncor Electric Delivery Co.
6.375% due 05/01/2012	80	90
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	200	200
Pepco Holdings, Inc.
6.450% due 08/15/2012	200	224
PNPP II Funding Corp.
8.510% due 11/30/2006	99	106
PPL Capital Funding Trust
4.330% due 03/01/2009	200	202
Progress Energy, Inc.
6.850% due 04/15/2012	200	229
PSEG Energy Holdings, Inc.
8.500% due 06/15/2011	30	33
PSEG Power LLC
3.750% due 04/01/2009	100	100
7.750% due 04/15/2011	110	132

Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437% due 09/15/2009		75	76
South Point Energy Corp.
8.400% due 05/30/2012		18	17
Southern California Edison Co.
1.420% due 01/13/2006 (a)		200	200
8.000% due 02/15/2007		100	115
Sprint Capital Corp.
6.000% due 01/15/2007		40	44
7.625% due 01/30/2011		100	117
8.375% due 03/15/2012		200	244
Tampa Electric Co.
6.875% due 06/15/2012		100	113
Verizon New England, Inc.
6.500% due 09/15/2011		200	226
Verizon Wireless Capital LLC
5.375% due 12/15/2006		200	216
Virginia Electric & Power Co.
5.375% due 02/01/2007		80	86
Vodafone Group PLC
7.625% due 02/15/2005		200	211
3.950% due 01/30/2008		30	31
7.750% due 02/15/2010		30	36

			5,672

Total Corporate Bonds & Notes (Cost $26,542)			27,275

SOVEREIGN ISSUES 4.4%
Republic of Brazil
8.000% due 04/15/2014		154	151
8.250% due 01/20/2034		100	85
Republic of Croatia
2.000% due 07/31/2010 (a)		44	44
Republic of Panama
9.625% due 02/08/2011		100	120
9.375% due 07/23/2012		100	119
Republic of Peru
9.125% due 02/21/2012		190	216
Republic of South Africa
9.125% due 05/19/2009		30	37
Russian Federation
10.000% due 06/26/2007		83	98
5.000% due 03/31/2030 (a)		150	151
United Mexican States
8.375% due 01/14/2011		200	244
8.300% due 08/15/2031		80	94

Total Sovereign Issues (Cost $1,255)			1,359

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h) 2.8%
Republic of Germany
3.250% due 09/24/2004	EC	700	865

Total Foreign Currency-Denominated Issues (Cost $870)			865

Schedule of Investments

Investment Grade Corporate Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CONVERTIBLE BONDS & NOTES 0.8%
General Motors Corp.
6.250% due 07/15/2033	$8	245

Total Convertible Bonds & Notes (Cost $200)		245

SHORT-TERM INSTRUMENTS 3.6%

Commercial Paper 1.9%
Altria Group, Inc.
1.800% due 10/29/2004	200	200
Svenska Handelsbank, Inc.
1.025% due 05/24/2004	400	399

		599

Repurchase Agreement 0.9%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddic Mac 1.750% due 05/15/2005 valued at $278. Repurchase proceeds are $271.)	271	271

U.S. Treasury Bills 0.8%
1.001% due 06/03/2004-06/17/2004 (c)(d)	255	255

Total Short-Term Instruments (Cost $1,125)		1,125

Total Investments (Cost $29,992)	99.3%	$30,869

Written Options (f) (Premiums $39)	(0.1)%	(42)

Other Assets and Liabilities (Net)	0.8%	248

Net Assets	100.0%	$31,075

See accompanying notes

PC2R

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $255 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bobl 5-Year Note Long Futures	06/2004	42	$1
Eurodollar June Long Futures	06/2005	24	18
Euro-Bund 10-Year Note Long Futures	06/2004	2	4
U.S. Treasury 10-Year Note Long Futures	06/2004	11	(1)
U.S. Treasury 30-Year Bond Long Futures	06/2004	2	5

			$27

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/18/2012	EC 200	$(23)

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note June Futures	$113.000	05/21/2004	3	$7	$9
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	4	5	9
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	5	7	7
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	12	8	12
Call - CBOT U.S. Treasury Note June Futures	117.000	05/21/2004	6	3	4
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	6	9	1

				$39	$42

(g)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	30	04/2004	$0	$0	$0
Buy		21	05/2004	0	0	0
Buy		30	06/2004	0	0	0
Buy	CP	1,234	04/2004	0	0	0
Buy		6,091	05/2004	0	0	0
Buy		6,060	06/2004	0	0	0
Sell	EC	406	04/2004	3	0	3
Buy	H$	78	04/2004	0	0	0
Buy		54	05/2004	0	0	0
Buy		78	06/2004	0	0	0
Buy	IR	904	06/2004	1	0	1
Buy	KW	11,610	04/2004	0	0	0
Buy		8,152	05/2004	0	0	0
Buy		11,800	06/2004	0	0	0
Buy	MP	111	05/2004	0	0	0
Buy		112	06/2004	0	0	0
Buy	PN	35	05/2004	0	0	0
Buy		35	06/2004	0	0	0
Buy	RR	285	04/2004	0	0	0
Buy		200	05/2004	0	0	0

Buy		285	06/2004	0	0	0
Buy	S$	17	04/2004	0	0	0
Buy		12	05/2004	0	0	0
Buy		17	06/2004	0	0	0
Buy	SR	67	05/2004	1	0	1
Buy		69	06/2004	1	0	1
Buy	SV	329	05/2004	0	0	0
Buy		334	06/2004	0	0	0
Buy	T$	232	05/2004	0	0	0
Buy		332	06/2004	0	0	0

				$6	$0	$6

(h)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 11.8%

Banking & Finance 11.4%
Bank One Corp.
8.000% due 04/29/2027	$5,000	$6,454
Ford Motor Credit Co.
1.370% due 04/26/2004 (a)	6,000	5,999
1.470% due 07/19/2004 (a)	2,000	1,999
General Electric Capital Corp.
1.260% due 09/15/2004 (a)	400	400
1.235% due 03/15/2005 (a)	7,500	7,515
7.500% due 08/21/2035	200	250
International Bank For Reconstruction and Development
7.625% due 01/19/2023	27,296	36,228
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)	3,000	3,002
5.250% due 07/15/2004	3,700	3,742
Postal Square LP
6.500% due 06/15/2022	1,748	1,978
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,000	1,065
U.S. Trade Funding Corp.
4.260% due 11/15/2014	9,214	9,507
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	4,400	4,397

		82,536

Industrials 0.4%
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	3,000	3,001

Total Corporate Bonds & Notes (Cost $83,027)		85,537

MUNICIPAL BONDS & NOTES 6.0%
Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	2,110	2,174
Dawson Ridge Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	6,800	2,680
Detroit City School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	400	415
Florida Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 12/01/2036 (a)	1,000	1,000
Florida State Board of Education General Obligation Bonds, Series 2002
5.000% due 06/01/2032	1,200	1,254

Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, Series 1995
0.000% due 01/01/2029	1,970	567
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	3,910	4,044
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	10,000	9,722
Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.089% due 09/01/2036 (a)	900	900
1.100% due 03/01/2042 (a)	1,200	1,200
Irving Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	1,515	1,566
Massachusetts State Water Pollution Abatement Revenue Bonds, Series 2002
5.000% due 08/01/2032	5,000	5,179
Metropolitan Transportation Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 11/15/2032	2,600	2,699
New York City Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	1,675	1,751
New York City Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2033	1,300	1,350
Pennsylvania State Higher Education Assistance Agency Revenue Bonds, (GTD Student Loan Insured), Series 2002
1.100% due 08/01/2042 (a)	1,400	1,400
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	2,000	2,059
South Putnam School Building Corp. Revenue Bonds, (FSA insured), Series 2003
5.000% due 01/15/2022	700	739
Wisconsin State General Revenue Bonds, (XLCA Insured), Series 2003
1.050% due 05/01/2032 (a)	2,950	2,950

Total Municipal Bonds & Notes (Cost $42,696)		43,649

Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. GOVERNMENT AGENCIES 28.5%
Aid-Israel
5.500% due 09/18/2023	9,100	9,653
Fannie Mae
0.000% due 03/25/2009 (b)	1,395	1,348
1.690% due 10/25/2017 (a)	727	732
1.990% due 04/25/2032 (a)	715	722
2.125% due 02/10/2006	7,000	7,023
3.206% due 10/01/2024 (a)	521	534
3.332% due 11/01/2023 (a)	851	870
3.345% due 08/01/2026 (a)	51	52
3.439% due 10/01/2024 (a)	10	10
3.610% due 02/01/2028 (a)	73	75
3.774% due 12/01/2027 (a)	461	480
4.500% due 10/25/2023	326	285
5.065% due 04/01/2028 (a)	621	638
6.000% due 12/01/2021-05/17/2027 (f)	2,834	3,050
6.250% due 12/25/2013	14	14
6.500% due 07/01/2005 (a)	16	17
6.500% due 11/25/2023-01/25/2024 (f)	651	704
6.750% due 06/25/2032	4,475	4,709
6.900% due 05/25/2023	837	892
6.950% due 07/25/2020	256	275
7.000% due 05/01/2004-05/18/2027 (f)	7,970	8,467
7.125% due 01/15/2030	580	731
7.256% due 01/01/2026 (a)	77	80
7.500% due 06/01/2004-10/01/2004 (f)	260	268
7.542% due 05/01/2025 (a)	179	187
7.800% due 10/25/2022	107	117
9.000% due 08/01/2021-06/01/2027	523	584
14.600% due 09/25/2007 (c)	1	8
1197.968% due 08/25/2007 (c)	1	17
Farmer Mac
7.238% due 07/25/2011 (a)	2,876	3,111
Federal Farm Credit Bank
2.125% due 08/15/2005	1,300	1,312
Federal Home Loan Bank
3.750% due 04/15/2008	25,000	25,027
5.120% due 01/10/2013	6,500	6,660
5.500% due 04/17/2006	12,000	12,887
Federal Housing Administration
1.000% due 10/01/2022	384	390
3.000% due 11/25/2019	846	857
6.896% due 07/01/2020	2,160	2,196
7.400% due 12/18/2018	392	398
7.430% due 11/01/2019-06/01/2024 (f)	5,577	5,664
Freddie Mac
1.590% due 06/15/2030 (a)	513	517

Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
3.000% due 12/16/2005	250	251
3.365% due 10/01/2026 (a)	132	136
3.387% due 01/01/2028 (a)	687	708
3.410% due 05/01/2022 (a)	14	15
3.432% due 06/01/2022 (a)	18	18
3.696% due 12/01/2024 (a)	145	148
5.200% due 03/05/2019	11,400	11,659
5.500% due 02/15/2016-09/15/2033 (f)	14,279	13,778
5.750% due 06/15/2029	426	428
5.910% due 09/01/2027 (a)	283	294
6.000% due 11/15/2025	1,966	1,973
6.250% due 09/15/2023	5,000	5,397
6.500% due 10/15/2007-11/15/2008 (c)(f)	239	21
6.500% due 11/15/2023-10/25/2043 (f)	4,422	4,692
7.000% due 09/01/2007-1/15/2024 (f)	1,144	1,212
7.000% due 12/15/2023 (c)	239	19
7.034% due 01/01/2028 (a)	81	83
7.410% due 10/25/2023 (a)	277	281
7.450% due 03/25/2022	60	61
7.500% due 06/01/2004-10/01/2004 (f)	100	100
7.558% due 02/01/2028 (a)	511	526
8.000% due 05/01/2004	85	85
19.100% due 02/15/2007 (c)	1	3
Government National Mortgage Association
3.500% due 05/20/2030-10/20/2033 (a)(f)	8,473	8,628
4.375% due 02/20/2017-1/20/2028 (a)(f)	3,417	3,479
4.625% due 12/20/2017-11/20/2027 (a)(f)	1,169	1,199
4.750% due 09/20/2017-09/20/2026 (a)(f)	1,572	1,608
5.000% due 08/20/2033	8,893	8,423
5.500% due 02/20/2033	2,000	2,055
6.000% due 08/20/2033	2,084	2,133
6.800% due 10/15/2030	1,960	2,272
7.000% due 03/16/2029	354	373
Overseas Private Investment Corp.
0.000% due 08/15/2007	2,188	2,199
3.800% due 08/15/2007	9,130	9,246
Small Business Administration
5.240% due 08/01/2023	7,871	8,243
Tennessee Valley Authority
7.125% due 05/01/2030	10,000	12,702

Total U.S. Government Agencies (Cost $203,164)		206,009

U.S. TREASURY OBLIGATIONS 51.7%
Treasury Inflation Protected Securities (e)
3.000% due 07/15/2012	5,829	6,637
3.875% due 04/15/2029	11,264	15,544
U.S. Treasury Bonds
6.000% due 02/15/2026	49,200	57,057
5.500% due 08/15/2028	31,700	34,586
5.250% due 11/15/2028	50,100	52,910

Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. Treasury Notes
1.750% due 12/31/2004	30,000	30,158
4.250% due 11/15/2013	75,000	77,605
U.S. Treasury Strips
0.000% due 05/15/2017	171,900	94,160
0.000% due 11/15/2021	13,100	5,393

Total U.S. Treasury Obligations (Cost $363,063)		374,050

MORTGAGE-BACKED SECURITIES 9.9%
Bank of America Mortgage Securities, Inc.
5.707% due 10/20/2032 (a)	3,075	3,165
Bear Stearns Adjustable Rate Mortgage Trust
5.373% due 02/25/2033 (a)	1,192	1,211
5.420% due 03/25/2033 (a)	1,677	1,714
4.948% due 01/25/2034 (a)	2,211	2,249
Bear Stearns Mortgage Securities, Inc.
3.904% due 06/25/2030 (a)	248	244
California Federal Bank
4.828% due 08/25/2030 (a)	5	5
Countrywide Alternative Loan Trust
6.000% due 01/25/2033	26	26
5.750% due 06/25/2033	1,686	1,707
5.500% due 10/25/2033	5,139	4,859
Countrywide Home Loans, Inc.
5.745% due 03/19/2032 (a)	154	156
5.273% due 09/19/2032 (a)	1,289	1,311
6.000% due 02/25/2033	3,002	3,052
5.250% due 01/25/2034	9,619	9,887
CS First Boston Mortgage Securities Corp.
7.500% due 02/25/2031	47	47
1.530% due 08/25/2032 (a)	1,966	1,969
6.000% due 01/25/2033	26	26
1.640% due 04/25/2033 (a)	2,632	2,639
First Republic Mortgage Loan Trust
1.410% due 06/25/2030 (a)	840	838
GMAC Mortgage Corp. Loan Trust
1.290% due 10/25/2033 (a)	4,490	4,494
GS Mortgage Securities Corp. II
1.240% due 11/15/2015 (a)	1,399	1,397
Indymac MBS, Inc.
5.500% due 07/25/2033	6,833	6,960
MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,633	1,643
Residential Accredit Loans, Inc.
7.000% due 02/25/2028	363	362
Sequoia Mortgage Trust
1.430% due 05/20/2032 (a)	3,162	3,150
1.440% due 07/20/2033 (a)	4,737	4,712
Structured Asset Mortgage Investments, Inc.
7.100% due 02/25/2030 (a)	223	225
1.510% due 06/18/2033 (a)	3,082	3,087

Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Structured Asset Securities Corp.
6.250% due 01/25/2032	82	86
1.590% due 07/25/2032 (a)	6,663	6,693
1.620% due 06/25/2033 (a)	1,897	1,898
Summit Mortgage Trust
1.646% due 04/28/2035 (a)	104	102
United Mortgage Securities Corp.
3.828% due 06/25/2032 (a)	1,347	1,364
Washington Mutual
1.230% due 12/25/2027 (a)	178	178
Washington Mutual Mortgage Securities Corp.
1.640% due 01/25/2033 (a)	144	144

Total Mortgage-Backed Securities (Cost $64,018)		71,600

ASSET-BACKED SECURITIES 5.4%
ACE Securities Corp.
1.430% due 06/25/2032 (a)	1,996	2,002
Amortizing Residential Collateral Trust
1.380% due 07/25/2032 (a)	724	725
Bayview Financial Acquisition Trust
1.547% due 08/28/2034 (a)	1,765	1,773
Bear Stearns Asset-Backed Securities, Inc.
1.420% due 10/25/2032 (a)	1,264	1,266
1.590% due 11/25/2042 (a)	9,449	9,466
Countrywide Asset-Backed Certificates
1.350% due 05/25/2032 (a)	709	711
1.210% due 09/25/2033 (a)	3,241	3,243
Financial Asset Securities Corp. AAA Trust
1.220% due 09/25/2033 (a)	3,522	3,520
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)	1,675	1,710
GMAC Mortgage Corp. Loan Trust
6.390% due 05/25/2027	35	36
Home Equity Mortgage Trust
1.490% due 09/25/2033 (a)	548	549
Household Home Equity Loan Trust
7.210% due 10/20/2030	1,272	1,310
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	2,717	2,726
IMC Home Equity Loan Trust
1.270% due 03/25/2027 (a)	60	61
Los Angeles Arena Funding LLC
7.656% due 12/15/2026	94	102
Merrill Lynch & Co., Inc.
1.450% due 06/25/2033 (a)	1,623	1,626
Novastar Home Equity Loan
1.370% due 01/25/2031 (a)	977	978
NPF XII, Inc.
2.233% due 10/01/2003 (a)(d)(k)	3,000	429
Residential Asset Securities Corp.
1.360% due 04/25/2032 (a)	3,982	3,993

Schedule of Investments

Long-Term U.S. Government Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
SMS Student Loan Trust
1.545% due 10/27/2025 (a)	1,122	1,125
Terwin Mortgage Trust
1.670% due 09/25/2033 (a)	1,477	1,477

Total Asset-Backed Securities (Cost $41,333)		38,828

SHORT-TERM INSTRUMENTS 9.8%

Commercial Paper 7.7%
Fannie Mae
1.010% due 06/23/2004	8,000	7,981
1.010% due 07/01/2004	18,100	18,052
Federal Home Loan Bank
1.010% due 04/01/2004	10,000	10,000
Freddie Mac
1.010% due 07/15/2004	7,400	7,377
Pfizer, Inc.
1.010% due 06/15/2004	5,800	5,788
1.015% due 06/17/2004	6,400	6,386

		55,584

Repurchase Agreement 0.7%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $5,394. Repurchase proceeds are $5,286)	5,286	5,286

U.S. Treasury Bills 1.4%
1.010% due 06/03/2004-06/17/2004 (f)(g)(h)	9,720	9,699

Total Short-Term Instruments (Cost $70,575)		70,569

Total Investments (Cost $867,876)	123.1%	$890,242

Written Options (i) (Premiums $1,896)	(0.1)%	(931)

Other Assets and Liabilities (Net)	(23.0)%	(166,272)

Net Assets	100.0%	$723,039

See accompanying notes

PC1F

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Principal only security.
(c)	Interest only security.
(d)	Security is in default.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(g)	Securities with an aggregate market value of $9,203 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2005	385	$330
Eurodollar December Short Futures	12/2004	151	(7)
U.S. Treasury 5-Year Note Long Futures	06/2004	1,212	1,319
U.S. Treasury 5-Year Note Short Futures	06/2004	15	2
U.S. Treasury 10-Year Note Long Futures	06/2004	911	1,434
U.S. Treasury 30-Year Bond Long Futures	06/2004	262	31
U.S. Treasury 30-Year Bond Long Futures	06/2004	462	1,130

			$4,239

(h)	Securities with an aggregate market value of $250 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Bond June Futures	$104.000	05/21/2004	58	$52	$8
Put - CBOT U.S. Treasury Note June Futures	106.000	05/21/2004	179	168	9
Put - CBOT U.S. Treasury Bond June Futures	108.000	05/21/2004	31	13	13
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	179	257	531
Call - CBOT U.S. Treasury Bond June Futures	119.000	05/21/2004	31	10	10
Call - CBOT U.S. Treasury Note September Futures	115.000	08/27/2004	116	146	230

				$646	$801

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Put - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	$20,000	$633	$65
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.250	%*	07/19/2004	20,000	617	65

						$1,250	$130

*	The Fund will pay a floating rate based on 3-month LIBOR.

(j)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	4.000	02/15/2014	$100,000	$101,344	$101,156

(k)	The aggregate value of fair valued securities is $429, which is 0.06% of net assets, which have not been valued using an independent quote and valued pursuant to guidelines established by the Board of Trustees.

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 6.5%

Banking & Finance 2.7%
Bank of America Corp.
6.625% due 06/15/2004	1,000	1,011
Bear Stearns Cos., Inc.
1.540% due 06/01/2004 (a)	3,000	3,003
CIT Group, Inc.
5.625% due 05/17/2004	6,200	6,233
7.125% due 10/15/2004	2,800	2,888
2.620% due 01/31/2005 (a)	48,850	49,449
Export-Import Bank of Korea
6.500% due 11/15/2006	6,700	7,240
7.100% due 03/15/2007	6,700	7,501
Ford Motor Credit Co.
1.470% due 07/19/2004 (a)	800	800
7.500% due 03/15/2005	13,200	13,874
Gemstone Investors Ltd.
7.710% due 10/31/2004	36,300	36,391
General Electric Capital Corp.
5.375% due 04/23/2004	1,200	1,203
General Motors Acceptance Corp.
1.401% due 04/05/2004 (a)	21,700	21,700
1.930% due 05/04/2004 (a)	3,700	3,701
1.830% due 05/10/2004 (a)	800	800
1.820% due 05/17/2004 (a)	1,300	1,301
7.625% due 06/15/2004	2,400	2,430
6.850% due 06/17/2004	1,000	1,011
1.470% due 07/21/2004 (a)	1,300	1,300
1.520% due 07/30/2004 (a)	400	400
2.370% due 10/20/2005 (a)	3,000	3,023
4.500% due 07/15/2006	18,800	19,438
6.125% due 09/15/2006	175	187
6.125% due 08/28/2007	1,500	1,618
6.125% due 01/22/2008	750	810
7.430% due 12/01/2021	294	298
General Motors Nova Scotia Finance
6.850% due 10/15/2008	23,500	25,688
Goldman Sachs Group, Inc.
7.625% due 08/17/2005	1,250	1,352
J.P. Morgan Chase & Co.
7.625% due 09/15/2004	100	103
Marsh & McLennan Cos., Inc.
6.625% due 06/15/2004	1,000	1,010
Middletown Trust
11.750% due 07/15/2010	748	755
Morgan Stanley
7.750% due 06/15/2005	1,250	1,342
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)	12,600	12,608
5.250% due 07/15/2004	3,300	3,337
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	54,400	54,626

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)	6,500	6,643
3.601% due 07/03/2008 (a)	6,400	6,528
4.651% due 07/03/2008 (a)	3,000	2,946
Spieker Properties, Inc.
6.800% due 05/01/2004	2,000	2,007
State Street Capital Trust II
1.620% due 02/15/2008 (a)	12,000	12,092
Toyota Motor Credit Corp.
4.050% due 11/30/2004	935	952
Trinom Ltd.
5.110% due 12/18/2004 (a)	5,700	5,726
U.S. Bancorp
6.000% due 05/15/2004	1,000	1,005
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	60,200	60,159
Vita Capital Ltd.
2.560% due 01/01/2007 (a)	3,800	3,818
Wells Fargo & Co.
6.625% due 07/15/2004	1,250	1,269

		391,576

Industrials 1.5%
Altria Group, Inc.
7.500% due 04/01/2004	1,430	1,430
7.650% due 07/01/2008	7,500	8,524
Amerada Hess Corp.
5.300% due 08/15/2004	13,700	13,869
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	1,000	1,000
El Paso CGP Co.
6.500% due 05/15/2006	6,350	5,906
7.625% due 09/01/2008	1,075	957
Enron Corp.
6.500% due 08/01/2002 (b)	13,700	2,763
6.750% due 09/01/2004 (b)	1,545	371
7.625% due 09/10/2004 (b)	2,400	576
8.375% due 05/23/2005 (b)	7,355	1,765
8.000% due 08/15/2005 (b)	8,300	3,237
Federal-Mogul Corp.
7.500% due 07/01/2004 (b)	28,600	7,293
HCA, Inc.
6.910% due 06/15/2005	2,125	2,225
8.850% due 01/01/2007	1,200	1,362
ITT Corp.
6.750% due 11/15/2005	2,000	2,115
Petroleos Mexicanos
9.375% due 12/02/2008	3,000	3,645
9.375% due 12/02/2008	5,500	6,683
Pfizer, Inc.
3.625% due 11/01/2004	1,135	1,151
Philip Morris Cos., Inc.
6.950% due 06/01/2006	25,000	26,997

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Qwest Corp.
5.650% due 11/01/2004	9,250	9,238
6.125% due 11/15/2005	2,330	2,400
Safeway, Inc.
6.850% due 09/15/2004	4,700	4,804
Sonat, Inc.
6.750% due 10/01/2007	3,815	3,476
SR Wind Ltd.
6.380% due 05/18/2005 (a)	6,000	6,134
6.880% due 05/18/2005 (a)	3,000	3,060
System Energy Resources, Inc.
7.430% due 01/15/2011	1,011	1,049
Time Warner, Inc.
7.975% due 08/15/2004	1,950	1,994
Tyco International Group S.A.
5.875% due 11/01/2004	10,000	10,229
6.375% due 06/15/2005	7,300	7,645
Unilever Capital Corp.
6.875% due 11/01/2005	1,250	1,350
Wal-Mart Stores, Inc.
6.550% due 08/10/2004	1,250	1,274
Walt Disney Co.
4.875% due 07/02/2004	9,609	9,693
Waste Management, Inc.
6.500% due 05/15/2004	65,500	65,849
7.000% due 10/01/2004	6,524	6,682
Weyerhaeuser Co.
5.500% due 03/15/2005	700	726
Williams Cos., Inc.
6.250% due 02/01/2006	110	114

		227,586

Utilities 2.3%
Ameritech Capital Funding
6.300% due 10/15/2004	1,080	1,107
Edison International, Inc.
6.875% due 09/15/2004	8,750	8,925
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)	4,000	4,016
Entergy Mississippi, Inc.
4.350% due 04/01/2008	34,480	35,500
France Telecom S.A.
8.200% due 03/01/2006	66,900	73,971
Jersey Central Power & Light Co.
7.125% due 10/01/2004	500	501
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	90,000	90,052
8.333% due 10/31/2049 (a)	46,700	46,700
Public Service Electric & Gas
6.500% due 05/01/2004	1,200	1,204
Reliant Energy Resources Corp.
8.125% due 07/15/2005	3,300	3,530

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Sprint Capital Corp.
7.900% due 03/15/2005	16,700	17,659
6.000% due 01/15/2007	17,200	18,702
6.125% due 11/15/2008	33,641	37,127
Texas Utilities Corp.
6.875% due 08/01/2005	2,000	2,121
Toledo Edison Co.
7.875% due 08/01/2004	300	306

		341,421

Total Corporate Bonds & Notes (Cost $974,460)		960,583

MUNICIPAL BONDS & NOTES 1.4%
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.100% due 12/01/2037	4,500	4,500
Arizona Educational Loan Marketing Corp. Revenue Bonds, Series 2002
1.100% due 12/01/2037 (a)	1,450	1,450
Arizona School Facilities Board Revenue Bonds, (AMBAC Insured), Series 2003
1.130% due 07/01/2018	10,600	10,600
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	29,600	29,657
Connecticut Student Loan Foundation Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.100% due 06/01/2032	6,650	6,650
Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.100% due 03/01/2038	7,500	7,500
1.100% due 03/01/2038	10,000	10,000
1.100% due 03/01/2043	10,000	10,000
Kentucky Higher Education Student Loan Corp. Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.110% due 05/01/2028	5,500	5,500
Michigan Higher Education Student Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.080% due 09/01/2033	2,000	2,000
Missouri Higher Education Authority Student Loan Revenue Bonds, Series 2002
1.100% due 07/01/2032 (a)	10,000	10,000
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.100% due 08/15/2028	12,000	12,000

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.100% due 07/01/2032	22,500	22,500
1.100% due 07/01/2032	3,800	3,800
New Hampshire Higher Education Loan Corporate Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.097% due 12/01/2033 (a)	4,000	4,000
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.090% due 09/01/2042	8,550	8,550
1.100% due 09/01/2042	12,300	12,300
State of Wisconsin General Revenue Bonds, (XLCA Insured), Series 2003
1.050% due 05/01/2032	9,600	9,600
1.050% due 05/01/2032	21,400	21,400
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2002
3.000% due 05/15/2005	6,790	6,931

Total Municipal Bonds & Notes (Cost $198,866)		198,938

U.S. GOVERNMENT AGENCIES 18.4%
Fannie Mae
0.950% due 03/25/2009 (c)	2,993	37
1.490% due 06/25/2032 (a)	515	516
1.693% due 04/25/2022 (a)	51	51
2.544% due 01/01/2021 (a)	101	102
2.644% due 10/01/2030-11/01/2039 (a)(d)	4,770	4,907
2.685% due 11/01/2017 (a)	154	156
2.966% due 11/01/2018 (a)	16	17
3.070% due 08/01/2017 (a)	16	17
3.071% due 07/01/2018 (a)	22	23
3.125% due 07/01/2017 (a)	106	108
3.170% due 06/01/2017 (a)	37	38
3.304% due 07/01/2023 (a)	105	106
3.450% due 01/01/2024 (a)	25	26
3.726% due 07/01/2017 (a)	142	146
3.748% due 11/01/2017 (a)	71	73
4.114% due 04/01/2024 (a)	520	541
4.160% due 10/01/2024 (a)	651	669
4.180% due 12/01/2017 (a)	49	49
4.346% due 07/25/2017 (a)	1,145	1,198
4.356% due 02/01/2028 (a)	979	1,012
4.481% due 01/01/2024 (a)	397	406
4.707% due 04/01/2018 (a)	2,724	2,810
5.000% due 12/01/2013-04/25/2033 (d)	1,217,738	1,251,919
5.003% due 12/01/2023 (a)	99	102
5.500% due 10/01/2008-04/15/2034 (d)	630,188	657,432

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
5.632% due 09/01/2032	8,675	9,114
6.000% due 04/01/2011-04/15/2034 (d)	284,831	299,902
6.230% due 08/01/2029 (a)	3,142	3,286
6.500% due 09/01/2005-02/01/2033 (d)	48,839	51,580
6.500% due 03/25/2009 (c)	217	22
6.500% due 03/25/2009 (c)	515	50
6.500% due 03/25/2023 (c)	443	17
7.000% due 05/01/2012-07/01/2012 (a) ( d)	33,850	36,031
8.000% due 12/25/2021-11/01/2031 (d)	15,582	16,850
8.500% due 03/01/2008-04/01/2025 (d)	632	689
9.000% due 03/25/2021-01/01/2025 (d)	977	1,096
9.250% due 10/25/2018	17	19
9.500% due 03/25/2020-11/01/2025 (a) (d)	2,543	2,860
10.000% due 10/01/2009-01/01/2025 (d)	224	248
10.500% due 06/01/2005-12/01/2024 (d)	23	26
11.000% due 11/01/2020	14	16
11.250% due 10/01/2015	13	15
11.500% due 11/01/2019-02/01/2020 (d)	16	18
11.750% due 02/01/2016	30	35
12.000% due 01/01/2015	3	4
12.500% due 11/01/2008 (c)	4	14
13.000% due 07/01/2015	4	5
13.250% due 09/01/2011	7	8
15.500% due 10/01/2012	1	1
15.750% due 12/01/2011	11	13
16.000% due 09/01/2012	4	5
Federal Housing Administration
6.950% due 04/01/2014	0	0
7.421% due 11/01/2019	109	111
7.430% due 10/01/2019-11/01/2025 (d)	17,870	18,147
Freddie Mac
1.540% due 11/15/2030 (a)	69	69
2.875% due 01/01/2017-03/01/2017 (a) (d)	104	105
3.375% due 11/01/2022 (a)	692	712
3.388% due 07/01/2018 (a)	121	125
3.403% due 10/01/2023-06/01/2024 (a) (d)	581	601
3.442% due 12/01/2022 (a)	178	185
3.477% due 11/01/2023 (a)	128	134
3.481% due 09/01/2023 (a)	63	66
3.490% due 01/01/2024 (a)	549	567
3.762% due 01/01/2024 (a)	259	270
4.000% due 01/15/2024 (c)	8,448	685
4.076% due 08/15/2032 (a)	2,076	2,161
4.396% due 03/01/2024 (a)	28	29
5.000% due 04/15/2016	41,115	42,255
5.500% due 12/01/2017	157	164
5.625% due 07/15/2028	569	570
5.628% due 02/01/2020 (a)	942	959
5.750% due 06/15/2029	1,395	1,401
6.000% due 09/01/2006-04/15/2034 (d)	51,916	54,712
6.250% due 04/15/2028	650	660
6.500% due 08/15/2011-07/25/2043 (d)	139,755	149,776

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.500% due 04/15/2022 (c)	50	0
6.899% due 10/01/2027 (a)	150	154
7.000% due 02/01/2031-04/01/2032 (d)	218	231
7.000% due 05/15/2023 (c)	27	1
7.500% due 09/01/2006-07/15/2030 (d)	2,885	3,029
8.000% due 07/01/2006-12/01/2024 (d)	1,008	1,078
8.250% due 10/01/2007-01/01/2009 (d)	14	15
8.500% due 07/01/2005-11/01/2025 (d)	2,500	2,734
9.000% due 07/01/2004-08/01/2022 (a) (d)	1,308	1,386
9.500% due 12/01/2004-02/01/2025 (d)	325	337
9.750% due 11/01/2008	156	171
10.000% due 03/01/2016-05/15/2020 (d)	148	152
10.500% due 10/01/2010-02/01/2016 (d)	7	7
10.750% due 09/01/2009-08/01/2011 (d)	103	115
11.500% due 01/01/2016	12	14
11.750% due 11/01/2010-08/01/2015 (d)	3	3
12.000% due 09/01/2013	1	1
14.000% due 11/01/2012-04/01/2016 (d)	4	5
14.500% due 12/01/2010	1	1
15.000% due 12/01/2011	1	1
Government National Mortgage Association
1.640% due 12/16/2025 (a)	570	574
3.500% due 05/20/2030 (a)	90	92
4.000% due 07/20/2030-02/20/2032 (a) (d)	31,344	31,630
4.375% due 03/20/2017-03/20/2027 (a) (d)	16,521	16,819
4.625% due 10/20/2023-11/20/2023 (a) (d)	310	318
4.750% due 08/20/2023-08/20/2026 (a) (d)	437	447
5.375% due 04/20/2016-06/20/2027 (a) (d)	6,237	6,353
5.625% due 11/20/2023-12/20/2027 (a) (d)	9,975	10,218
5.750% due 08/20/2022-07/20/2027 (a) (d)	12,596	12,897
7.000% due 03/15/2011-10/15/2011 (d)	45	49
7.500% due 03/15/2022-11/15/2026 (d)	994	1,077
8.000% due 11/15/2006-12/15/2024 (d)	6,974	7,684
8.500% due 12/15/2021	10	11
9.000% due 06/20/2016-12/15/2030 (d)	1,940	2,132
9.500% due 10/15/2016-06/15/2025 (d)	43	49
9.750% due 08/15/2017-10/15/2017 (d)	117	132
10.000% due 10/15/2013-11/15/2025 (d)	19	21
10.500% due 11/15/2019	6	7
11.000% due 09/15/2010	2	3
11.500% due 08/15/2018	14	16
11.750% due 08/15/2013-08/15/2015 (d)	34	39
12.000% due 06/20/2015	2	2
13.000% due 10/15/2013	5	6
13.500% due 05/15/2011-11/15/2012 (d)	12	13
16.000% due 12/15/2011-02/15/2012 (d)	18	21
Small Business Administration
2.750% due 02/25/2014 (a)	65	64

Total U.S. Government Agencies (Cost $2,668,558)		2,718,958

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. TREASURY OBLIGATIONS 6.6%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007	100,396	110,675
3.625% due 01/15/2008	319,280	361,460
3.875% due 01/15/2009	407,714	473,761
4.250% due 01/15/2010	9,025	10,822
3.500% due 01/15/2011	19,363	22,589
U.S. Treasury Notes
3.250% due 05/31/2004	277	278
1.875% due 09/30/2004	517	519
7.875% due 11/15/2004	400	417

Total U.S. Treasury Obligations (Cost $940,884)		980,521

MORTGAGE-BACKED SECURITIES 5.5%
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	48,441	49,575
5.722% due 10/20/2032 (a)	8,790	9,046
Bear Stearns Adjustable Rate Mortgage Trust
4.238% due 11/25/2030 (a)	547	547
5.359% due 10/25/2032 (a)	2,896	2,939
6.037% due 10/25/2032 (a)	246	251
5.377% due 01/25/2033 (a)	21,914	22,250
5.668% due 01/25/2033 (a)	5,960	6,006
5.215% due 03/25/2033 (a)	36,833	37,428
5.467% due 03/25/2033 (a)	53,104	54,587
4.948% due 01/25/2034 (a)	64,853	65,977
Chase Mortgage Finance Corp.
6.750% due 06/25/2028	0	0
Citicorp Mortgage Securities, Inc.
5.375% due 12/25/2019 (a)	41	33
6.750% due 05/25/2028	0	0
5.750% due 02/25/2033	11,743	11,951
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	78,788	81,551
Countrywide Home Loans, Inc.
4.893% due 09/19/2032 (a)	4,889	5,006
Criimi Mae Financial Corp.
7.000% due 01/01/2033	3,291	3,293
CS First Boston Mortgage Securities Corp.
7.500% due 02/25/2031	4,755	4,775
7.500% due 03/25/2031	1,631	1,630
1.666% due 03/25/2032 (a)	21,250	20,984
2.003% due 03/25/2032 (a)	37,102	36,672
6.181% due 06/25/2032 (a)	6,757	6,896
5.763% due 10/25/2032 (a)	9,877	10,112
6.000% due 01/25/2033	95	95
2.360% due 08/25/2033 (a)	1,262	1,247
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	195	230
DLJ Mortgage Acceptance Corp.
11.000% due 08/01/2019	213	240
4.890% due 05/25/2024 (a)	215	215

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.590% due 06/25/2026 (a)	1,570	1,573
Drexel Burnham Lambert CMO Trust
1.875% due 05/01/2016 (a)	8	8
GSR Mortgage Loan Trust
6.000% due 03/25/2032	16,090	16,546
6.000% due 07/25/2032	0	0
Impac CMB Trust
1.340% due 01/25/2034 (a)	53,596	53,656
Imperial Savings Association
8.847% due 07/25/2017 (a)	7	7
8.414% due 02/25/2018	144	144
International Mortgage Acceptance Corp.
12.250% due 03/01/2014	39	39
MASTR Asset Securitization Trust
5.500% due 09/25/2033	56,927	57,268
Mellon Residential Funding Corp.
3.977% due 07/25/2029 (a)	3,580	3,591
Merrill Lynch Mortgage Investors, Inc.
6.700% due 07/25/2004 (c)	20,300	322
Morgan Stanley Dean Witter Capital I, Inc.
7.460% due 02/15/2020	0	0
Mortgage Capital Funding, Inc.
6.325% due 06/18/2030	2,860	2,920
Nationslink Funding Corp.
1.442% due 11/10/2030 (a)	1,004	1,005
Prime Mortgage Trust
1.490% due 02/25/2034 (a)	39,200	39,284
Prudential Home Mortgage Securities
7.500% due 09/25/2007	145	149
7.000% due 01/25/2008	2,644	2,643
Prudential-Bache Trust
8.400% due 03/20/2021	932	956
Resecuritization Mortgage Trust
1.340% due 04/26/2021 (a)	749	735
6.500% due 04/19/2029	437	437
Residential Asset Securitization Trust
6.500% due 09/25/2014 (a)	21	21
1.320% due 06/25/2031	32	33
Residential Funding Mortgage Securities I, Inc.
6.250% due 11/25/2028	0	0
5.656% due 09/25/2032 (a)	4,489	4,553
Ryland Acceptance Corp.
11.500% due 12/25/2016	4	4
Salomon Brothers Mortgage Securities VII, Inc.
6.103% due 03/25/2024 (a)	235	228
8.000% due 09/25/2030	125	132
Sears Mortgage Securities
12.000% due 02/25/2014	23	23
Sequoia Mortgage Trust
1.390% due 08/20/2032 (a)	28,441	27,796
SLH Mortgage Trust
9.600% due 03/25/2021	182	182

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Structured Asset Mortgage Investments, Inc.
6.871% due 06/25/2028 (a)	0	0
6.503% due 06/25/2029 (a)	1,941	1,986
9.342% due 06/25/2029 (a)	2,128	2,172
1.420% due 09/19/2032 (a)	54,827	54,653
Structured Asset Securities Corp.
1.640% due 05/25/2031 (a)	1,019	1,018
6.250% due 01/25/2032	3,784	3,937
6.150% due 07/25/2032 (a)	3,468	3,510
1.380% due 01/25/2033 (a)	5,537	5,543
Torrens Trust
1.350% due 07/15/2031 (a)	2,524	2,529
Vendee Mortgage Trust
6.500% due 05/15/2029	38,434	42,127
Washington Mutual Mortgage Securities Corp.
6.209% due 07/25/2032 (a)	4,578	4,679
5.140% due 02/25/2033 (a)	10,776	11,088
5.462% due 02/25/2033 (a)	2,957	3,026
3.061% due 02/27/2034 (a)	28,560	28,934
2.643% due 08/25/2042 (a)	2,382	2,365
Wells Fargo Mortgage-Backed Securities Trust
7.000% due 02/25/2016	0	0
6.029% due 01/25/2032 (a)	253	256
5.093% due 09/25/2032 (a)	2,803	2,847

Total Mortgage-Backed Securities (Cost $820,286)		818,461

ASSET-BACKED SECURITIES 1.4%
ACE Securities Corp.
1.430% due 06/25/2032 (a)	4,756	4,771
Ameriquest Mortgage Securities, Inc.
1.400% due 05/25/2032 (a)	2,543	2,550
1.360% due 08/25/2032 (a)	9,018	9,031
Amortizing Residential Collateral Trust
1.350% due 09/25/2030 (a)	1,270	1,272
1.380% due 07/25/2032 (a)	23,571	23,617
Asset-Backed Securities Corp. Home Equity Loan Trust
1.350% due 06/15/2031 (a)	37	37
Bear Stearns Asset-Backed Securities, Inc.
1.540% due 03/25/2043 (a)	49,260	49,407
Capital Asset Research Funding LP
6.400% due 12/15/2004	22	22
CIT Group Home Equity Loan Trust
1.360% due 06/25/2033 (a)	21,829	21,867
Community Program Loan Trust
4.500% due 10/01/2018	10,148	10,312
Contimortgage Home Equity Loan Trust
6.770% due 01/25/2018	0	0
Countrywide Asset-Backed Certificates
1.320% due 06/25/2031 (a)	2,635	2,638
Credit-Based Asset Servicing & Securitization LLC
1.410% due 06/25/2032 (a)	3,280	3,287

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
EQCC Home Equity Loan Trust
1.250% due 10/15/2027 (a)		79	79
Equity One ABS, Inc.
1.370% due 11/25/2032 (a)		26,563	26,619
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)		5,784	5,803
IMC Home Equity Loan Trust
1.305% due 10/20/2027 (a)		651	651
Irwin Home Equity Loan Trust
1.380% due 06/25/2029 (a)		4,790	4,800
Irwin Low Balance Home Equity Loan Trust
1.465% due 06/25/2021 (a)		35	35
Morgan Stanley Dean Witter Capital I, Inc.
1.420% due 07/25/2032 (a)		5,994	6,013
Ocwen Mortgage Loan Asset-Backed Certificates
1.400% due 10/25/2029 (a)		59	59
Option One Mortgage Loan Trust
1.380% due 09/25/2030 (a)		5	5
Renaissance Home Equity Loan Trust
1.440% due 08/25/2032 (a)		5,925	5,939
SLM Student Loan Trust
2.342% due 04/25/2006 (a)		0	0
1.110% due 12/15/2016 (a)		13,000	12,995
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013 (a)		7,572	7,614
Whole Auto Loan Trust
1.880% due 06/15/2005		1,452	1,454
WMC Mortgage Loan
1.430% due 05/15/2030 (a)		1,414	1,419

Total Asset-Backed Securities (Cost $201,015)			202,296

SOVEREIGN ISSUES 0.7%
Republic of Brazil
2.000% due 04/15/2006 (a)		52,280	51,335
2.062% due 04/15/2009 (a)		35,848	33,766
8.000% due 04/15/2014		2,093	2,055
Republic of Canada
6.375% due 11/30/2004		1,600	1,655
Republic of Panama
8.250% due 04/22/2008		5,500	6,215

Total Sovereign Issues (Cost $92,683)			95,026

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k) 0.4%
Republic of Germany
5.250% due 07/04/2010	EC	47,800	64,880

Total Foreign Currency-Denominated Issues (Cost $63,957)			64,880

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
PREFERRED SECURITY 0.7%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)	9,576	101,984

Total Preferred Security (Cost $100,904)		101,984

PREFERRED STOCK 0.0%
Home Ownership Funding
13.331% due 12/31/2049	8,625	4,133
Rhone-Poulenc S.A.
8.125% due 12/31/2049	13,000	332

Total Preferred Stock (Cost $6,161)		4,465

SHORT-TERM INSTRUMENTS 58.1%
	Principal Amount (000s)
Certificates of Deposit 2.5%
Chase Manhattan Bank USA
1.030% due 04/15/2004	$48,000	48,000
1.030% due 05/28/2004	77,700	77,700
Citibank New York N.A.
1.035% due 04/22/2004	50,000	50,000
1.030% due 04/30/2004	100,000	100,000
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	100,000	100,000

		375,700

Commercial Paper 37.4%
Altria Group, Inc.
1.800% due 10/29/2004	20,400	20,271
CDC Commercial Corp.
1.040% due 05/18/2004	50,000	49,932
Danske Corp.
1.030% due 05/11/2004	50,000	49,943
Fannie Mae
1.020% due 05/05/2004	20,000	19,981
1.010% due 05/20/2004	58,300	58,221
1.010% due 06/02/2004	236,600	236,177
1.010% due 06/09/2004	159,400	159,083
1.010% due 06/16/2004	398,200	397,328
1.010% due 06/23/2004	297,300	296,586
1.010% due 07/01/2004	459,000	457,793
1.010% due 07/20/2004	148,800	148,324
Federal Home Loan Bank
1.010% due 04/01/2004	222,200	222,200
0.995% due 04/07/2004	105,700	105,682
0.999% due 04/21/2004	275,000	274,847
1.000% due 04/23/2004	200,000	199,878

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
1.004% due 04/28/2004		200,000	199,849
1.005% due 04/28/2004		27,000	26,980
1.010% due 05/26/2004		289,800	289,357
Freddie Mac
1.000% due 04/20/2004		50,000	49,974
1.005% due 04/27/2004		100,000	99,927
1.020% due 04/27/2004		200,000	199,853
1.040% due 05/03/2004		56,400	56,348
1.020% due 05/04/2004		101,900	101,805
1.010% due 06/08/2004		148,800	148,508
1.010% due 07/15/2004		10,300	10,269
General Electric Capital Corp.
1.030% due 04/26/2004		50,000	49,964
GlaxoSmithKline Finance PLC
1.020% due 04/26/2004		20,000	19,986
HBOS Treasury Services PLC
1.060% due 04/22/2004		6,000	5,996
Nestle Capital Corp.
1.010% due 04/21/2004		50,000	49,972
Pfizer, Inc.
1.010% due 06/01/2004		34,000	33,940
1.010% due 06/04/2004		52,500	52,403
Rabobank USA Financial Corp.
1.060% due 04/01/2004		394,100	394,100
1.025% due 04/20/2004		50,000	49,973
Royal Bank of Scotland PLC
1.025% due 05/06/2004		147,900	147,753
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		406,900	406,900
UBS Finance, Inc.
1.050% due 04/05/2004		48,000	47,994
1.070% due 04/06/2004		100,000	99,985
1.030% due 04/13/2004		14,900	14,895
1.010% due 04/19/2004		145,000	144,927
1.010% due 04/26/2004		99,300	99,230
1.025% due 06/29/2004		39,700	39,598

			5,536,732

Belgium Treasury Bills 1.2%
Kingdom of Belgium
0.010% due 07/15/2004	EC	141,800	173,727

Repurchase Agreement 0.1%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.500% due 12/15/2005 valued at $12,547. Repurchase proceeds are $12,296.)		$12,296	12,296

U.S. Treasury Bills 16.9%
1.015% due 04/22/2004-06/17/2004 (d)(f)(g)		2,501,855	2,498,848

Total Short-Term Instruments (Cost $8,598,427)			8,597,303

Schedule of Investments

Low Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Total Investments (Cost $14,666,201)	99.7%	$14,743,415

Written Options (i) (Premiums $4,378)	(0.0)%	(4,815)

Other Assets and Liabilities (Net)	0.3%	55,543

Net Assets	100.0%	$14,794,143

See accompanying notes

PC1D

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Interest only security.
(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Securities with an aggregate market value of $47,570 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Written Put Options Strike @ 97.500	09/2004	100	$31
Euribor Written Put Options Strike @ 97.000	12/2004	588	581
Euribor June Long Futures	06/2005	1,798	1,764
Euribor September Long Futures	09/2005	2,135	405
Euribor December Long Futures	12/2005	4,184	(88)
Eurodollar March Long Futures	03/2005	2,095	4,341
Eurodollar March Long Futures	03/2006	2,129	(534)
Eurodollar June Long Futures	06/2005	4,056	3,612
Eurodollar September Long Futures	09/2005	3,809	3,051
Eurodollar December Long Futures	12/2004	2,007	3,545
Eurodollar December Long Futures	12/2005	2,224	(479)
U.S. Treasury 2-Year Note Long Futures	06/2004	49	(11)
U.S. Treasury 30-Year Bond Short Futures	06/2004	2,000	1,389

			$17,607

(g)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $1,497 as of March 31, 2004.
(h)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	95,800	(3,011)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2008	EC	9,800	(10)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008		218,800	(476)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		297,500	(1,298)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010		411,600	(1,874)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010		500,000	(2,062)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		148,500	2,001
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$16,400	10

Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004	30,000	36
Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	50,000	58
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	7,150	15
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	5,000	1
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	4,500	54

		$(6,556)

(i) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	4,221	$2,269	$4,287
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,221	2,109	528

				$4,378	$4,815

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	8,842	04/2004	$38	$0	$38
Buy		9,247	05/2004	13	0	13
Buy		10,200	06/2004	13	0	13
Buy	CP	459,048	04/2004	7	0	7
Buy		2,113,577	05/2004	0	(8)	(8)
Buy		2,060,468	06/2004	0	(26)	(26)
Buy	EC	19,481	04/2004	265	0	265
Sell		216,940	04/2004	1,369	0	1,369
Buy	H$	23,838	04/2004	1	0	1
Buy		24,188	05/2004	0	(1)	(1)
Buy		26,430	06/2004	0	0	0
Buy	IR	232,521	06/2004	197	0	197
Buy	JY	6,448,787	05/2004	3,657	0	3,657
Buy	KW	3,553,821	04/2004	31	0	31
Buy		3,621,828	05/2004	34	0	34
Buy		4,012,000	06/2004	75	0	75
Buy	MP	33,002	05/2004	0	(43)	(43)
Buy		38,117	06/2004	0	(24)	(24)
Buy	PN	10,667	05/2004	2	0	2
Buy		11,829	06/2004	6	0	6
Buy	RR	87,116	04/2004	0	(9)	(9)
Buy		88,672	05/2004	0	(6)	(6)
Buy		97,036	06/2004	0	(3)	(3)
Buy	S$	5,168	04/2004	23	0	23
Buy		5,258	05/2004	29	0	29
Buy		5,796	06/2004	61	0	61
Buy	SR	20,650	05/2004	167	0	167
Buy		23,319	06/2004	239	0	239

Buy	SV	101,238	05/2004	8	0	8
Buy		113,662	06/2004	49	0	49
Buy	T$	103,007	05/2004	21	0	21
Buy		112,914	06/2004	34	0	34

				$6,339	$(120)	$6,219

(k)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Schedule of Investments

Low Duration Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 2.4%

Banking & Finance 1.6%
CIT Group, Inc.
5.625% due 05/17/2004	$5,100	5,127
Countrywide Home Loans, Inc.
6.850% due 06/15/2004	1,000	1,011
Ford Motor Credit Co.
7.500% due 03/15/2005	700	736
General Motors Corp.
8.950% due 07/02/2009	3,508	3,910
General Motors Acceptance Corp.
4.500% due 07/15/2006	600	620

		11,404

Industrials 0.8%
Altria Group, Inc.
7.650% due 07/01/2008	4,500	5,114
Wal-Mart Stores, Inc.
6.550% due 08/10/2004	100	102

		5,216

Total Corporate Bonds & Notes (Cost $16,173)		16,620

MUNICIPAL BONDS & NOTES 2.5%
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 1995
1.100% due 12/01/2025 (a)	3,500	3,500
Kentucky Higher Education Student Loan Corporate Revenue Bonds, Series 1997
1.100% due 05/01/2027 (a)	7,000	7,000
Kentucky Higher Education Student Loan Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.097% due 05/01/2030 (a)	500	500
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.099% due 07/01/2032 (a)	3,400	3,400
1.100% due 07/01/2032 (a)	800	800
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.110% due 09/01/2042 (a)	1,300	1,300
State of Wisconsin General Revenue Bonds, (XLCA Insured), Series 2003
1.050% due 05/01/2032	800	800

Total Municipal Bonds & Notes (Cost $17,300)		17,300

Schedule of Investments

Low Duration Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. GOVERNMENT AGENCIES 27.1%
Fannie Mae
1.540% due 09/25/2030 (a)	778	782
2.644% due 08/01/2030-10/01/2030 (a)(b)	1,765	1,815
3.500% due 01/01/2024 (a)	252	261
4.404% due 09/01/2028 (a)	560	574
5.000% due 11/01/2017-11/01/2018 (b)	41,495	42,713
5.500% due 01/01/2009-04/15/2034 (b)	79,375	81,959
6.000% due 03/01/2016-04/15/2034 (b)	24,492	25,660
6.500% due 09/01/2012-12/25/2042 (b)	906	963
8.000% due 11/25/2023	687	737
9.250% due 10/25/2018	17	19
10.500% due 05/01/2012	235	268
Federal Housing Administration
7.200% due 05/01/2009	1,150	1,167
7.430% due 07/01/2024	13,273	13,479
Freddie Mac
3.590% due 07/01/2023 (a)	109	113
5.000% due 11/01/2018	1,933	1,990
5.625% due 07/15/2028	142	142
6.000% due 02/01/2016-09/01/2016 (b)	1,082	1,141
6.500% due 08/01/2032-07/25/2043 (b)	6,006	6,426
8.000% due 07/01/2024	31	34
8.500% due 06/01/2009-06/01/2025 (b)	72	79
10.500% due 09/01/2015	2	2
12.900% due 05/01/2014	46	47
Government National Mortgage Association
1.590% due 09/20/2030 (a)	286	287
3.500% due 07/15/2030 (a)	1,671	1,704
4.375% due 04/20/2022-05/20/2027 (a)(b)	2,973	3,029
4.625% due 10/20/2025 (a)	1,319	1,353
4.750% due 07/20/2023-07/20/2025 (a)(b)	1,611	1,650
7.000% due 11/15/2022	338	362
7.500% due 02/15/2022-03/15/2024 (b)	816	882
7.750% due 01/17/2030	208	221
8.000% due 03/15/2023-09/15/2024 (b)	190	209
9.000% due 07/20/2016-10/15/2030 (b)	664	733

Total U.S. Government Agencies (Cost $187,906)		190,801

U.S. TREASURY OBLIGATIONS 11.0%
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	9,685	10,965
3.875% due 01/15/2009	38,728	45,001
4.250% due 01/15/2010	14,748	17,685
3.500% due 01/15/2011	1,383	1,614
3.375% due 01/15/2012	417	487
3.000% due 07/15/2012	1,648	1,876
U.S. Treasury Note
4.000% due 02/15/2014	100	101

Total U.S. Treasury Obligations (Cost $74,239)		77,729

Schedule of Investments

Low Duration Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
MORTGAGE-BACKED SECURITIES 4.9%
Amortizing Residential Collateral Trust
1.410% due 07/25/2032 (a)	1,729	1,733
Bear Stearns Adjustable Rate Mortgage Trust
5.334% due 10/25/2032 (a)	148	150
5.379% due 02/25/2033 (a)	1,232	1,251
5.646% due 02/25/2033 (a)	314	316
5.455% due 03/25/2033 (a)	2,542	2,613
4.947% due 01/25/2034 (a)	2,395	2,437
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	3,275	3,389
Countrywide Home Loans, Inc.
5.745% due 03/19/2032 (a)	985	999
Criimi Mae Financial Corp.
7.000% due 01/01/2033	4,247	4,249
CS First Boston Mortgage Securities Corp.
1.750% due 03/25/2032 (a)	2,235	2,209
6.187% due 06/25/2032 (a)	282	288
5.729% due 10/25/2032 (a)	592	606
1.640% due 08/25/2033 (a)	2,591	2,559
DLJ Mortgage Acceptance Corp.
4.161% due 05/25/2024 (a)	109	109
Nationslink Funding Corp.
1.442% due 11/10/2030 (a)	312	313
7.030% due 06/20/2031	104	113
Prime Mortgage Trust
1.490% due 02/25/2019 (a)	353	354
1.490% due 02/25/2034 (a)	1,616	1,620
Residential Funding Mortgage Securities I, Inc.
5.604% due 09/25/2032 (a)	231	235
Salomon Brothers Mortgage Securities VII, Inc.
4.239% due 11/25/2022 (a)	129	126
Sequoia Mortgage Trust
1.391% due 08/20/2032 (a)	1,600	1,564
Structured Asset Mortgage Investments, Inc.
9.410% due 06/25/2029 (a)	1,321	1,348
1.421% due 09/19/2032 (a)	3,037	3,027
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	193	195
1.380% due 01/25/2033 (a)	348	348
Washington Mutual Mortgage Securities Corp.
6.230% due 07/25/2032 (a)	47	48
3.061% due 02/27/2034 (a)	2,300	2,330
Wells Fargo Mortgage-Backed Securities Trust
5.005% due 09/25/2032 (a)	175	178

Total Mortgage-Backed Securities (Cost $34,819)		34,707

ASSET-BACKED SECURITIES 1.0%
ACE Securities Corp.
1.430% due 06/25/2032 (a)	266	267

Schedule of Investments

Low Duration Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
Ameriquest Mortgage Securities, Inc.
1.360% due 08/25/2032 (a)	766	767
Amortizing Residential Collateral Trust
1.380% due 07/25/2032 (a)	1,368	1,370
CIT Group Home Equity Loan Trust
1.360% due 06/25/2033 (a)	1,249	1,252
Countrywide Asset-Backed Certificates
1.320% due 06/25/2031 (a)	169	169
Countrywide Home Equity Loan Trust
1.330% due 08/15/2025 (a)	1,502	1,502
Credit-Based Asset Servicing & Securitization LLC
1.410% due 06/25/2032 (a)	383	384
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	311	312
Irwin Home Equity Loan Trust
1.380% due 06/25/2029 (a)	284	284
Morgan Stanley Dean Witter Capital I, Inc.
1.420% due 07/25/2032 (a)	680	682

Total Asset-Backed Securities (Cost $6,977)		6,989

PREFERRED SECURITY 0.8%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)	510	5,431

Total Preferred Security (Cost $5,100)		5,431

SHORT-TERM INSTRUMENTS 58.1%
	Principal Amount (000s)
Certificates of Deposit 2.5%
Chase Manhattan Bank USA
1.030% due 05/28/2004	$14,200	14,200
Citibank New York N.A.
1.035% due 04/30/2004	3,200	3,200

		17,400

Commercial Paper 41.4%
European Investment Bank
1.015% due 04/13/2004	5,600	5,598
Fannie Mae
1.075% due 04/01/2004	500	500
1.010% due 04/07/2004	14,700	14,698
1.020% due 05/05/2004	8,900	8,892
1.020% due 05/12/2004	1,500	1,498
1.000% due 05/19/2004	12,500	12,483
1.005% due 05/19/2004	1,500	1,498
0.990% due 05/20/2004	7,100	7,091
1.010% due 05/26/2004	7,100	7,089

Schedule of Investments

Low Duration Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.010% due 06/02/2004	2,800	2,795
1.010% due 06/09/2004	7,100	7,086
1.000% due 06/23/2004	7,100	7,083
1.015% due 06/30/2004	2,300	2,294
1.020% due 06/30/2004	7,100	7,082
1.000% due 07/01/2004	7,100	7,081
1.005% due 07/01/2004	4,600	4,588
1.010% due 07/01/2004	11,200	11,171
1.030% due 07/01/2004	7,100	7,081
1.010% due 07/20/2004	7,100	7,077
Federal Home Loan Bank
0.995% due 04/16/2004	17,000	16,993
0.999% due 04/21/2004	20,000	19,989
1.000% due 05/28/2004	7,100	7,089
Freddie Mac
1.035% due 04/06/2004	18,300	18,297
1.000% due 04/20/2004	18,300	18,290
1.020% due 05/04/2004	2,100	2,098
1.010% due 05/10/2004	11,700	11,687
1.015% due 05/11/2004	24,100	24,073
1.010% due 05/18/2004	19,624	19,598
1.005% due 05/25/2004	7,100	7,089
1.010% due 06/08/2004	1,400	1,397
1.010% due 07/15/2004	7,100	7,078
General Electric Capital Corp.
1.110% due 04/07/2004	900	900
1.030% due 04/26/2004	1,800	1,799
Pfizer, Inc.
1.000% due 05/17/2004	4,900	4,894
1.010% due 05/24/2004	4,500	4,493
1.000% due 06/08/2004	500	499
1.010% due 06/15/2004	1,200	1,198
1.015% due 06/17/2004	900	898

		291,044

Repurchase Agreement 0.5%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $3,979. Repurchase proceeds are $3,900.)	3,900	3,900

U.S. Treasury Bills 13.7%
1.000% due 04/15/2004-06/17/2004 (b)(d)	96,265	96,123

Total Short-Term Instruments (Cost $408,477)		408,467

Total Investments (Cost $750,991)	107.8%	$758,044

Written Options (f) (Premiums $268)	(0.0)%	(283)

Other Assets and Liabilities (Net)	(7.8)%	(54,820)

Net Assets	100.0%	$702,941

See accompanying notes

PC1I

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $1,163 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2005	104	$199
Eurodollar March Long Futures	03/2006	2	(1)
Eurodollar June Long Futures	06/2005	93	185
Eurodollar September Long Futures	09/2005	93	185
Eurodollar December Long Futures	12/2004	111	188
Eurodollar December Long Futures	12/2005	6	0
U.S. Treasury 10-Year Note Long Futures	06/2004	113	190

			$946

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$1,000	1

		$1

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$109.000	05/21/2004	187	$93	$23
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	187	101	190

				$194	$213

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3.750	%**	08/02/2004	$5,000	$43	$63
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.250	%*	08/02/2004	5,000	31	7

						$74	$70

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

Schedule of Investments

Low Duration Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 5.3%

Banking & Finance 3.6%
Bank of America Corp.
1.360% due 08/26/2005 (a)	$600	600
Ford Motor Credit Co.
2.995% due 10/25/2004 (a)	1,000	1,006
Gemstone Investors Ltd.
7.710% due 10/31/2004	100	100
General Motors Acceptance Corp.
1.470% due 07/21/2004 (a)	300	300
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	800	803
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	400	400

		3,209

Utilities 1.7%
Entergy Mississippi, Inc.
4.350% due 04/01/2008	200	206
France Telecom S.A.
8.200% due 03/01/2006	300	332
Pacific Gas & Electric Co.
8.330% due 10/31/2049 (a)(i)	400	400
Progress Energy, Inc.
6.050% due 04/15/2007	500	546

		1,484

Total Corporate Bonds & Notes (Cost $4,626)		4,693

MUNICIPAL BONDS & NOTES 1.3%
Arizona Educational Loan Marketing Corp. Revenue Bonds, Series 2002
1.100% due 12/01/2037 (a)	500	500
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.110% due 09/01/2042	600	600

Total Municipal Bonds & Notes (Cost $1,100)		1,100

U.S. GOVERNMENT AGENCIES 24.1%
Fannie Mae
2.644% due 09/01/2040 (a)	265	273
3.701% due 08/01/2029 (a)	618	635
5.000% due 10/01/2017-11/01/2018 (b)	4,877	5,020
5.500% due 01/01/2009-04/15/2034 (b)	8,649	8,910
5.843% due 02/01/2031 (a)	208	215
6.000% due 02/01/2017-11/01/2017 (b)	1,975	2,082
6.500% due 01/01/2033	72	76
Freddie Mac
1.540% due 11/15/2030 (a)	86	86
5.000% due 11/01/2018	202	208
6.000% due 03/01/2016-02/15/2030 (b)	1,907	1,957

Schedule of Investments

Low Duration Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.500% due 08/01/2032-07/25/2043 (b)	730	781
Government National Mortgage Association
4.000% due 05/20/2030-02/20/2032 (a)(b)	715	724
4.375% due 06/20/2027 (a)	128	130
8.500% due 10/20/2026	61	67

Total U.S. Government Agencies (Cost $20,918)		21,164

U.S. TREASURY OBLIGATIONS 14.5%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (c)	117	129
3.625% due 01/15/2008	1,261	1,428
3.875% due 01/15/2009	8,976	10,430
3.000% due 07/15/2012	515	586
U.S. Treasury Note
4.000% due 02/15/2014	100	101

Total U.S. Treasury Obligations (Cost $12,275)		12,674

MORTGAGE-BACKED SECURITIES 4.9%
Bear Stearns Adjustable Rate Mortgage Trust
5.378% due 02/25/2033 (a)	119	121
5.646% due 02/25/2033 (a)	31	32
5.454% due 03/25/2033 (a)	311	320
4.947% due 01/25/2034 (a)	368	375
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	371	384
CS First Boston Mortgage Securities Corp.
2.397% due 12/15/2011 (a)	500	499
7.500% due 02/25/2031	80	80
6.187% due 06/25/2032 (a)	35	36
GMAC Commercial Mortgage Securities, Inc.
6.570% due 09/15/2033	473	510
Prime Mortgage Trust
1.490% due 02/25/2019 (a)	268	268
Structured Asset Securities Corp.
1.390% due 10/25/2027 (a)	163	162
6.250% due 01/25/2032	103	107
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	26	26
5.460% due 02/25/2033 (a)	533	546
3.956% due 01/25/2040 (a)	16	16
2.640% due 06/25/2042 (a)	683	692
Washington Mutual, Inc.
5.504% due 04/26/2032 (a)	126	128

Total Mortgage-Backed Securities (Cost $4,253)		4,302

ASSET-BACKED SECURITIES 3.1%
Ameriquest Mortgage Securities, Inc.
1.400% due 04/25/2032 (a)	187	187

Schedule of Investments

Low Duration Fund III

March 31, 2004

	Principal Amount (000s)		Value (000s)
Residential Asset Securities Corp.
1.240% due 06/25/2023 (a)		860	860
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		900	901
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)		765	761

Total Asset-Backed Securities (Cost $2,712)			2,709

SOVEREIGN ISSUES 0.9%
Republic of Brazil
2.000% due 04/15/2006 (a)		248	244
10.000% due 01/16/2007		200	220
2.062% due 04/15/2009 (a)		388	366

Total Sovereign Issues (Cost $811)			830

FOREIGN CURRENCY-DENOMINATED ISSUES (g)(h) 0.2%
Republic of Germany
5.250% due 07/04/2010	EC	100	136

Total Foreign Currency-Denominated Issues (Cost $134)			136

PREFERRED SECURITY 0.5%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)		44	469

Total Preferred Security (Cost $464)			469

SHORT-TERM INSTRUMENTS 50.4%
	Principal Amount (000s)
Certificates of Deposit 0.3%
Citibank New York N.A.
1.035% due 04/30/2004		$300	300

Commercial Paper 35.8%
Anz (Delaware), Inc.
1.030% due 05/17/2004		400	400
1.035% due 06/21/2004		2,700	2,694
Barclays U.S. Funding Corp.
1.020% due 04/27/2004		2,800	2,798
1.030% due 06/08/2004		300	300
Danske Corp.
1.025% due 05/12/2004		2,000	1,998
1.025% due 05/17/2004		600	599
1.025% due 06/18/2004		300	299

Schedule of Investments

Low Duration Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
European Investment Bank
1.015% due 04/13/2004	900	900
Fannie Mae
1.010% due 05/19/2004	1,300	1,298
1.030% due 07/01/2004	1,000	997
General Electric Capital Corp.
1.030% due 04/26/2004	1,500	1,499
1.040% due 05/27/2004	1,600	1,597
HBOS Treasury Services PLC
1.030% due 06/21/2004	1,600	1,596
1.030% due 06/29/2004	400	399
1.035% due 06/29/2004	500	499
1.040% due 06/30/2004	400	399
Rabobank Netherland NV
1.025% due 04/20/2004	3,000	2,998
Royal Bank of Scotland PLC
1.025% due 06/01/2004	2,500	2,496
Shell Finance (UK) PLC
1.020% due 06/03/2004	1,600	1,597
Toyota Motor Credit Corp.
1.040% due 06/08/2004	1,100	1,098
1.040% due 06/15/2004	600	599
UBS Finance, Inc.
1.050% due 04/05/2004	1,000	1,000
1.030% due 04/13/2004	600	600
1.020% due 06/03/2004	1,500	1,497
Westpac Capital Corp.
1.030% due 07/08/2004	400	399
Westpac Trust Securities NZ Ltd.
1.040% due 06/24/2004	800	798

		31,354

Repurchase Agreement 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 5.250% due 01/15/2006 valued at $204. Repurchase proceeds are $195.)	195	195

U.S. Treasury Bills 14.1%
1.019% due 04/22/2004-06/17/2004 (b)(c)	12,350	12,329

Total Short-Term Instruments (Cost $44,179)		44,178

Total Investments (Cost $91,472)	105.2%	$92,255

Written Options (f)	(0.1)%	(66)
(Premiums $65)

Other Assets and Liabilities (Net)	(5.1)%	(4,534)

Net Assets	100.0%	$87,655

See accompanying notes

PC2D

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $279 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation
Euribor Written Put Options Strike @ 97.500	09/2004	4	$1
Euribor Written Put Options Strike @ 97.000	12/2004	2	2
Euribor June Long Futures	06/2005	19	38
Euribor September Long Futures	09/2005	21	32
Euribor December Long Futures	12/2005	38	29
Euro-Bobl 5-Year Note Long Futures	06/2004	2	3
Eurodollar March Long Futures	03/2005	2	3
Eurodollar June Long Futures	06/2005	2	3
Eurodollar September Long Futures	09/2005	1	0
Eurodollar December Long Futures	12/2004	2	5
Eurodollar December Long Futures	12/2005	1	0
U.S. Treasury 5-Year Note Long Futures	06/2004	12	14
U.S. Treasury 10-Year Note Long Futures	06/2004	3	6

			$136

(d)	Principal amount of security is adjusted for inflation.
(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2032	BP	700	(22)

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2008	EC	100	0

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010		2,700	(12)

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		1,100	15

Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$100	0

Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		30	0

Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005		20	0

			$(19)

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$109.000	05/21/2004	30	$15	$4
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	30	16	30

				$31	$34

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3.750	%**	08/02/2004	$2,300	$20	$29
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.250	%*	08/02/2004	2,300	14	3

						$34	$32

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(g)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	62	05/2004	$0	$0	$0
Buy		150	06/2004	0	0	0
Buy	CP	12,182	05/2004	0	0	0
Buy		30,301	06/2004	0	0	0
Buy	EC	1	04/2004	0	0	0
Sell		312	04/2004	2	0	2
Buy	H$	161	05/2004	0	0	0
Buy		389	06/2004	0	0	0
Buy	IR	1,447	06/2004	1	0	1
Buy	JY	56,650	05/2004	32	0	32
Buy	KW	24,105	05/2004	0	0	0
Buy		59,000	06/2004	1	0	1
Buy	MP	561	06/2004	0	0	0
Buy	PN	71	05/2004	0	0	0
Buy		70	06/2004	0	0	0
Buy	RR	590	05/2004	0	0	0
Buy		1,427	06/2004	0	0	0
Buy	S$	35	05/2004	0	0	0
Buy		85	06/2004	1	0	1

Buy	SR	137	05/2004	1	0	1
Buy		137	06/2004	2	0	2
Buy	SV	672	05/2004	0	0	0
Buy		669	06/2004	0	0	0
Buy	T$	686	05/2004	0	0	0
Buy		1,660	06/2004	1	0	1

				$41	0	$41

(h)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

(i)	Security is in default.

Schedule of Investments

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 2.5%

Banking & Finance 1.3%
Capital One Bank
6.500% due 07/30/2004	175	178
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	900	900
1.470% due 07/21/2004 (a)	900	900
3.020% due 05/19/2005 (a)	10,000	10,136
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)	1,300	1,327
4.651% due 07/03/2008 (a)	300	295
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	1,461	1,264
Royal Bank of Scotland PLC
8.817% due 03/31/2049	3,600	3,845
Trinom Ltd.
5.110% due 12/18/2004 (a)	1,000	1,004
Vita Capital Ltd.
2.560% due 01/01/2007 (a)	400	402

		20,251

Industrials 1.0%
Leggett & Platt, Inc.
7.650% due 02/15/2005	50	53
National Fuel Gas Co.
6.820% due 08/01/2004	150	153
Petroleos Mexicanos
9.500% due 09/15/2027	600	750
SR Wind Ltd.
6.380% due 05/18/2005 (a)	1,000	1,022
6.880% due 05/18/2005 (a)	1,000	1,020
Tennessee Gas Pipeline Co.
7.000% due 03/15/2027	7,800	8,073
United Airlines, Inc.
7.186% due 04/01/2011 (b)	4,908	4,476

		15,547

Utilities 0.2%
Reliant Energy Resources Corp.
8.125% due 07/15/2005	3,000	3,209

Total Corporate Bonds & Notes (Cost $38,322)		39,007

MUNICIPAL BONDS & NOTES 3.4%
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	3,000	3,006

Jefferson County, Alabama Sewer Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 02/01/2038	5,210	5,886
5.000% due 02/01/2042	8,820	9,965

Schedule of Investments

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
New Castle County, Delaware General Obligation Bonds, Series 2004
5.000% due 10/01/2012	2,780	3,163
New York City Municipal Water Finance Authority, New York, Water & Sewer System Revenue Bonds, Series 2004-C
5.000% due 06/15/2035	900	936
State of Maine General Obligation Bonds, Series 1999
6.450% due 06/15/2005	250	265
State of North Carolina General Obligation Bonds, Series 2004
5.000% due 03/01/2012	7,400	8,379
State of Ohio Development Assistance Revenue Bonds, (AMBAC Insured), Series 1996
7.100% due 04/01/2007	500	564
State of Washington General Obligation Bonds, Series 2004
5.000% due 01/01/2027	7,700	8,006
State of Wisconsin General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2011	4,770	5,367
Utah State Board of Regents Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.100% due 05/01/2041	8,850	8,850

Total Municipal Bonds & Notes (Cost $54,166)		54,387

U.S. GOVERNMENT AGENCIES 27.9%
Fannie Mae
2.779% due 08/01/2008 (a)	11,126	11,203
4.763% due 01/01/2027 (a)	220	226
5.000% due 01/01/2018-12/01/2018 (e)	78,123	80,414
5.500% due 06/01/2007-04/15/2034 (e)	175,111	182,341
6.000% due 05/01/2005-04/15/2034 (e)	63,481	66,389
6.500% due 01/01/2013-01/01/2033 (e)	1,545	1,640
6.600% due 07/16/2007	500	508
7.000% due 05/01/2012-09/25/2021 (e)	652	681
7.500% due 03/01/2015-10/01/2025 (e)	698	753
8.000% due 12/01/2006-10/01/2026 (e)	780	849
12.000% due 05/01/2016	9	10
Federal Home Loan Bank
3.375% due 07/21/2008	495	502
5.060% due 11/13/2006	500	502
5.960% due 02/05/2008	180	202
6.000% due 07/07/2004	500	507
6.060% due 06/09/2004	500	505
6.530% due 06/09/2009	500	505

Schedule of Investments

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Federal Housing Administration
7.430% due 04/01/2022-06/01/2023 (e)	1,577	1,601
Freddie Mac
4.500% due 08/15/2004	180	182
5.000% due 05/15/2004-11/01/2018 (e)	35,246	36,231
5.030% due 06/07/2007	1,000	1,007
6.000% due 02/01/2016-04/01/2033 (e)	5,129	5,353
6.250% due 08/25/2022	3,127	3,177
6.500% due 08/01/2032	1,793	1,885
6.875% due 01/15/2005	380	397
7.000% due 05/15/2004-07/15/2022 (e)	136	136
8.000% due 01/01/2012	39	42
8.500% due 04/15/2025	856	900
Government National Mortgage Association
1.540% due 10/16/2030 (a)	239	240
1.690% due 02/16/2030 (a)	2,350	2,369
1.740% due 02/16/2030 (a)	1,747	1,762
4.375% due 03/20/2020-03/20/2028 (a)(e)	1,216	1,237
4.625% due 11/20/2017-11/20/2025 (a)(e)	148	152
5.000% due 09/15/2017-12/15/2017 (e)	316	327
5.500% due 01/15/2017-08/20/2017 (e)	381	399
6.000% due 07/20/2015-10/16/2028 (e)	230	231
7.500% due 03/15/2008-04/20/2027 (e)	1,867	2,003
8.000% due 04/15/2017-11/15/2022 (e)	3,531	3,881
8.500% due 02/15/2008	39	43
9.000% due 06/15/2009-10/15/2017 (e)	322	352
9.500% due 08/15/2021-12/15/2021 (e)	50	56
Housing Urban Development
5.070% due 08/01/2015	2,000	1,965
5.290% due 08/01/2017	5,000	5,274
Small Business Administration
6.090% due 07/01/2011	253	271
6.640% due 02/01/2011	11,954	13,100
7.449% due 08/01/2010	8,562	9,611

Total U.S. Government Agencies (Cost $434,298)		441,921

U.S. TREASURY OBLIGATIONS 13.4%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (c)	2,104	2,319
3.625% due 01/15/2008	30,832	34,906
3.875% due 01/15/2009	122,845	142,745
3.500% due 01/15/2011	2,873	3,351
3.375% due 01/15/2012	209	243
3.000% due 07/15/2012	24,820	28,259
U.S. Treasury Note
4.000% due 02/15/2014	900	912

Total U.S. Treasury Obligations (Cost $202,638)		212,735

Schedule of Investments

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

MORTGAGE-BACKED SECURITIES 1.1%
Bear Stearns Adjustable Rate Mortgage Trust
5.334% due 10/25/2032 (a)	295	300
5.381% due 02/25/2033 (a)	2,265	2,300
5.646% due 02/25/2033 (a)	784	790
Criimi Mae Financial Corp.
7.000% due 01/01/2033	4,247	4,249
CS First Boston Mortgage Securities Corp.
2.003% due 03/25/2032 (a)	1,118	1,105
Impac CMB Trust
1.370% due 11/25/2031 (a)	1,630	1,632
Indymac Adjustable Rate Mortgage Trust
6.596% due 01/25/2032 (a)	928	939
Prime Mortgage Trust
1.490% due 02/25/2034 (a)	4,117	4,126
Residential Funding Mortgage Securities I, Inc.
5.606% due 09/25/2032 (a)	463	469
Structured Asset Securities Corp.
6.131% due 02/25/2032 (a)	229	234
Washington Mutual Mortgage Securities Corp.
5.157% due 10/25/2032 (a)	1,606	1,642

Total Mortgage-Backed Securities (Cost $17,822)		17,786

ASSET-BACKED SECURITIES 0.8%
Brazos Student Loan Finance Co.
1.920% due 06/01/2023 (a)	4,914	4,963
Fremont Home Loan Trust
1.485% due 12/25/2029 (a)	1,487	1,493
IMC Home Equity Loan Trust
1.270% due 03/25/2027 (a)	10	10
Option One Mortgage Loan Trust
1.380% due 06/25/2030 (a)	593	594
Provident Bank Home Equity Loan Trust
1.360% due 08/25/2031 (a)	5,459	5,469

Total Asset-Backed Securities (Cost $12,437)		12,529

SOVEREIGN ISSUES 3.3%
Hydro - Quebec
1.212% due 09/29/2049 (a)	5,000	4,706
Republic of Brazil
2.000% due 04/15/2006 (a)	5,152	5,059
2.062% due 04/15/2009 (a)	5,047	4,754
Republic of Panama
8.875% due 09/30/2027	700	763
Republic of Peru
9.125% due 01/15/2008	12,000	14,010
9.125% due 02/21/2012	5,000	5,688
United Mexican States
6.375% due 01/16/2013	40	43
8.000% due 09/24/2022	13,300	15,395
United Mexican States Value Recovery Rights
0.000% due 06/30/2004 (a)	22,000	110
0.000% due 06/30/2005 (a)	22,000	440
0.000% due 06/30/2006 (a)	22,000	330
0.000% due 06/30/2007 (a)	22,000	220

Total Sovereign Issues (Cost $45,539)		51,518

Schedule of Investments

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
FOREIGN CURRENCY-DENOMINATED ISSUES 0.6%
Banque Centrale De Tunisie
7.500% due 08/06/2009	EC	6,000	8,490
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	800	675

Total Foreign Currency-Denominated Issues (Cost $6,618)			9,165

PREFERRED SECURITY 0.3%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)		410	4,366

Total Preferred Security (Cost $4,100)			4,366

SHORT-TERM INSTRUMENTS 50.2%
	Principal Amount (000s)
Certificates of Deposit 1.9%
Citibank New York N.A.
1.040% due 06/04/2004		$30,900	30,843

Commercial Paper 39.5%
Altria Group, Inc.
1.800% due 10/29/2004		2,100	2,087
Anz (Delaware), Inc.
1.025% due 04/08/2004		15,900	15,897
1.020% due 06/10/2004		5,600	5,589
Barclays U.S. Funding Corp.
1.060% due 04/06/2004		19,500	19,497
CBA (de) Finance
1.030% due 04/13/2004		6,900	6,898
Danske Corp.
1.030% due 04/14/2004		11,400	11,396
1.030% due 05/10/2004		3,900	3,896
1.025% due 05/19/2004		19,400	19,373
European Investment Bank
1.020% due 04/15/2004		21,000	20,992
1.015% due 06/15/2004		11,600	11,575
Fannie Mae
1.020% due 05/05/2004		19,200	19,181
1.005% due 05/19/2004		15,500	15,479
1.010% due 05/19/2004		44,133	44,074

Schedule of Investments

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.010% due 05/26/2004	7,000	6,989
1.010% due 06/16/2004	2,600	2,594
1.000% due 06/23/2004	2,200	2,195
1.010% due 06/23/2004	15,700	15,662
1.020% due 06/30/2004	15,500	15,460
1.010% due 07/01/2004	18,100	18,052
Federal Home Loan Bank
1.010% due 04/01/2004	5,000	5,000
1.020% due 04/16/2004	30,000	29,987
1.010% due 04/23/2004	20,000	19,988
1.005% due 04/28/2004	3,300	3,297
Freddie Mac
1.020% due 04/13/2004	2,800	2,799
1.000% due 04/20/2004	16,000	15,992
1.020% due 04/27/2004	36,900	36,873
1.020% due 05/04/2004	20,800	20,781
1.025% due 05/04/2004	33,600	33,568
1.010% due 05/18/2004	15,500	15,480
1.010% due 05/25/2004	26,900	26,860
1.010% due 06/01/2004	6,600	6,588
1.010% due 06/15/2004	15,700	15,666
1.010% due 07/15/2004	1,600	1,595
General Electric Capital Corp.
1.090% due 04/13/2004	10,200	10,196
1.030% due 04/26/2004	20,000	19,986
1.040% due 05/11/2004	5,000	4,994
HBOS Treasury Services PLC
1.030% due 06/16/2004	8,700	8,681
1.030% due 06/24/2004	6,600	6,584
KFW International Finance, Inc.
1.015% due 06/01/2004	400	399
1.015% due 06/10/2004	1,700	1,697
Royal Bank of Scotland PLC
1.015% due 05/05/2004	2,532	2,530
Toyota Motor Credit Corp.
1.040% due 06/15/2004	1,500	1,497
UBS Finance, Inc.
1.070% due 04/05/2004	20,000	19,998
1.030% due 06/07/2004	7,400	7,386
1.020% due 06/16/2004	500	499
1.020% due 06/24/2004	19,300	19,253
Westpac Capital Corp.
1.020% due 06/04/2004	300	299
1.060% due 06/07/2004	17,200	17,167
Westpac Trust Securities NZ Ltd.
1.030% due 05/05/2004	12,000	11,988

		624,514

Repurchase Agreement 0.3%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/2007 valued at $5,335. Repuchase proceeds are $5,230.)	5,230	5,230

Schedule of Investments

Moderate Duration Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. Treasury Bills 8.5%
0.945% due 04/15/2004-06/17/2004 (c)(e)	134,955	134,860

Total Short-Term Instruments (Cost $795,526)		795,447

Total Investments (Cost $1,611,466)	103.5%	$1,638,861

Written Options (g) (Premiums $219)	(0.0)%	(241)

Other Assets and Liabilities (Net)	(3.5)%	(55,027)

Net Assets	100.0%	$1,583,593

See accompanying notes

PC2E

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Securities with an aggregate market value of $10,260 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Written Put Options Strike @ 97.500	09/2004	57	$16
Euribor June Long Futures	06/2005	211	549
Euribor September Long Futures	09/2005	238	526
Euribor December Long Futures	12/2005	390	503
Euro-Bobl 5-Year Note Long Futures	06/2004	1,767	2,559
Euro-Bund 10-Year Note Long Futures	06/2004	82	145
Eurodollar March Long Futures	03/2005	20	26
Eurodollar March Long Futures	03/2006	2	(1)
Eurodollar March Long Futures	03/2008	27	39
Eurodollar June Long Futures	06/2005	16	14
Eurodollar June Long Futures	06/2008	27	37
Eurodollar September Long Futures	09/2005	42	70
Eurodollar September Long Futures	09/2008	27	35
Eurodollar December Long Futures	12/2004	26	45
Eurodollar December Long Futures	12/2005	51	92
Eurodollar December Long Futures	12/2008	27	34
U.S. Treasury 5-Year Note Long Futures	06/2004	1,907	1,550
U.S. Treasury 10-Year Note Long Futures	06/2004	1,930	3,680

			$9,919

(d)	Principal amount of security is adjusted for inflation.
(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	B	P 1,300	(21)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	E	C 2,400	38
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004		$1,800	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004		700	1
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004		1,700	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		900	0

Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	5,000	1
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	400	5
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	12,000	151

		$176

(g)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	135	$105	$9
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	20	2	3
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	135	96	209
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	20	16	20

				$219	$241

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Bonds	6.250	08/15/2023	$4,000	$5,388	$4,000
U.S. Treasury Bonds	6.250	05/15/2030	200	242	245

				$5,630	$4,245

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	469	04/2004	$2	$0	$2
Buy		980	05/2004	1	0	1
Buy		1,200	06/2004	2	0	2
Buy	CP	48,743	04/2004	1	0	1
Buy		225,367	05/2004	0	(1)	(1)
Buy		242,408	06/2004	0	(3)	(3)
Sell	EC	13,484	04/2004	101	0	101
Buy	H$	2,515	04/2004	0	0	0
Buy		2,565	05/2004	0	0	0
Buy		3,109	06/2004	0	0	0
Buy	IR	26,454	06/2004	22	0	22
Buy	JY	191,448	05/2004	108	0	108
Buy	KW	375,003	04/2004	3	0	3
Buy		384,052	05/2004	4	0	4
Buy		472,000	06/2004	9	0	9
Buy	MP	1,742	05/2004	0	(2)	(2)
Buy		4,484	06/2004	0	(3)	(3)
Buy	PN	1,126	05/2004	0	0	0
Buy		1,392	06/2004	1	0	1
Buy	RR	9,193	04/2004	0	(1)	(1)
Buy		9,403	05/2004	0	(1)	(1)
Buy		11,416	06/2004	0	0	0
Buy	S$	545	04/2004	2	0	2
Buy		558	05/2004	3	0	3
Buy		682	06/2004	7	0	7
Buy	SR	2,179	05/2004	18	0	18
Buy		2,743	06/2004	28	0	28
Buy	SV	10,685	05/2004	1	0	1
Buy		13,372	06/2004	6	0	6
Buy	T$	10,923	05/2004	2	0	2
Buy		13,284	06/2004	4	0	4

				$325	$(11)	$314

(j)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Schedule of Investments

Money Market Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 5.4%

Banking & Finance 5.4%
Associates Corp. of North America
5.800% due 04/20/2004	$1,000	$1,002
General Electric Capital Corp.
1.220% due 04/22/2004 (a)	4,500	4,500
International Bank for Reconstruction & Development
4.750% due 04/30/2004	14,000	14,041
Lehman Brothers Holdings, Inc.
1.400% due 06/10/2004 (a)	1,100	1,101

Total Corporate Bonds & Notes (Cost $20,644)		20,644

U.S. GOVERNMENT AGENCIES 7.4%
Federal Home Loan Bank
3.375% due 06/15/2004	13,300	13,360
0.986% due 11/24/2004 (a)	15,000	14,998

Total U.S. Government Agencies (Cost $28,358)		28,358

SHORT-TERM INSTRUMENTS 87.9%

Commercial Paper 67.0%
Barclays U.S. Funding Corp.
1.020% due 04/06/2004	7,000	6,999
1.060% due 04/06/2004	9,700	9,699
CBA (de) Finance
1.030% due 04/13/2004	15,000	14,995
Danske Corp.
1.030% due 05/06/2004	7,000	6,993
1.020% due 06/04/2004	10,000	9,982
E. I. du Pont de Nemours & Co.
1.020% due 05/04/2004	7,000	6,993
Fannie Mae
1.010% due 04/07/2004	3,000	3,000
1.040% due 05/03/2004	10,000	9,991
1.010% due 05/19/2004	1,000	999
1.010% due 05/26/2004	2,500	2,496
0.992% due 06/02/2004	12,000	11,980
1.005% due 07/01/2004	15,200	15,161
Federal Home Loan Bank
1.120% due 04/12/2004	18,300	18,294
0.995% due 04/14/2004	4,700	4,698
Freddie Mac
1.020% due 05/11/2004	50,000	49,943
General Electric Capital Corp.
1.040% due 04/19/2004	3,000	2,998
1.040% due 07/08/2004	12,000	11,966
HBOS Treasury Services PLC
1.150% due 04/27/2004	2,800	2,798
1.040% due 05/10/2004	13,500	13,485

Schedule of Investments

Money Market Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Nestle Capital Corp.
1.020% due 05/06/2004	13,400	13,387
Rabobank USA Financial Corp.
1.030% due 05/10/2004	13,200	13,185
Royal Bank of Scotland PLC
1.015% due 05/12/2004	12,000	11,986
Shell Finance (UK) PLC
1.010% due 04/08/2004	13,600	13,597
Westpac Trust Securities NZ Ltd.
1.030% due 05/25/2004	1,300	1,298

		256,923

Repurchase Agreements 20.9%
Credit Suisse First Boston
0.920% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bonds 1.625% due 02/28/2006 valued at $78,492. Repurchase proceeds are $76,702.)	76,700	76,700
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $3,566. Repurchase proceeds are $3,492.)	3,492	3,492

		80,192

Total Short-Term Instruments (Cost $337,115)		337,115

Total Investments (Cost $386,117)	100.7%	$386,117

Other Assets and Liabilities (Net)	(0.7)%	(2,538)

Net Assets	100.0%	$383,579

See accompanying notes

FA1A

Notes to Schedule of Investments (amounts in thousands):

(a)	Variable rate security.

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
MUNICIPAL BONDS & NOTES 100.5%

Alabama 0.6%
Alabama 21st Century Settlement Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	$2,295	$2,344

Alaska 0.1%
Alaska State Housing Finance Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 06/01/2032	540	548

Arizona 1.4%
Maricopa County, Arizona Peoria Unified School District No. 11 General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2011	3,000	3,384
Phoenix Industrial Development Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2000-1A
5.875% due 06/01/2016	360	370
Pima County, Arizona Industrial Development Multi-Family Authority Revenue Bonds, (HUD SECT 8 Insured), Series 1998
5.375% due 06/01/2010	1,210	1,331

		5,085

California 3.5%
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.000% due 09/02/2006	360	369
Association of Bay Area Governments Financing Authority for Non-Profit Corporations Revenue Bonds, Series 2003
5.200% due 11/15/2022	2,565	2,626
California Statewide Communities Development Authority Revenue Bonds, Series 2001
5.000% due 10/01/2018	1,500	1,553
Capistrano, California Unified School District Special Tax Bonds, Series 1999
5.000% due 09/01/2008	350	356
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, (MBIA-IBC Insured), Series 1999
0.000% due 01/15/2026 (a)	1,565	1,297
Foothill Eastern Transportation Corridor Agency California Toll Road Revenue Bonds, Series 1995
0.000% due 01/01/2026	1,000	339

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Lake Elsinore, California School Refunding Bonds, Series 1998
5.000% due 09/01/2006	350	367
Oceanside, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2002
5.250% due 08/01/2032	2,095	2,233
Orange County, California Improvement Bonds, Series 1998-A
4.900% due 09/02/2005	190	195
Pittsburg, California Infrastructure Refunding Bonds, Series 1998-A
5.000% due 09/02/2004	150	152
Riverside County, California Special Tax Refunding Bonds, Series 1999
4.700% due 09/01/2005	170	175
Roseville, California Special Tax Bonds, Series 1999
5.000% due 09/01/2004	330	332
South Tahoe, California Joint Powers Financing Authority Revenue Bonds, Series 2003
5.125% due 10/01/2009	1,000	1,029
Southern California Public Power Authority Power Project Revenue Bonds, (FSA Insured), Series 2002
5.375% due 01/01/2012	1,100	1,261
West Sacramento, California Refunding Bonds, Series 1998
4.900% due 09/02/2005	290	298
5.000% due 09/02/2004	5	5

		12,587

Colorado 0.9%
Colorado Housing & Finance Authority Revenue Bonds, (FHA/VA Mortgages Insured), Series 2000-C3
5.700% due 10/01/2022	240	252
Colorado Housing & Finance Authority Revenue Bonds, Series 2000-B3
6.700% due 10/01/2016	80	84
Colorado Housing & Finance Authority Revenue Bonds, Series 2000-D3
6.750% due 04/01/2015	115	119
Denver, Colorado Health & Hospital Revenue Bonds, Series 1998-A
5.000% due 12/01/2009	1,390	1,478
Larimer County, Colorado Sales & Use Tax Revenue Bonds, (MBIA Insured), Series 2002
4.625% due 12/15/2012	1,325	1,462

		3,395

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Connecticut 3.4%
Connecticut State General Obligation Bonds, Series 2001
9.577% due 12/15/2012 (b)	5,000	6,667
University of Connecticut General Obligation Bonds, (MBIA Insured), Series 2004
8.770% due 01/15/2011 (b)	2,500	3,125
University of Connecticut General Obligation Bonds, Series 2002
5.375% due 04/01/2019	2,230	2,468

		12,260

Florida 4.2%
Florida State Environmental Protection Preservation Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 07/01/2010	1,335	1,525
Florida State General Obligation Bonds, Series 2004
8.700% due 07/01/2011 (b)	3,103	3,900
Hillsborough County, Florida Utilities Revenue Bonds, (FGIC Insured) Series 2003
5.000% due 08/01/2011	2,500	2,825
Orange County, Florida Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1996
6.250% due 10/01/2011	290	349
Orange County, Florida Health Facilities Authority Revenue Bonds, Series 2002
5.625% due 11/15/2032	5,000	5,281
Orlando, Florida Waste Water System Revenue Bonds, Series 1997
2.632% due 10/01/2015 (b)	500	514
Tampa, Florida Guaranteed Entitlement Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	800	978

		15,372

Georgia 1.9%
Georgia Municipal Electric Authority Revenue Bonds, (FGIC-TCRS Insured), Series 1993
5.500% due 01/01/2012	1,255	1,435
Georgia Municipal Electric Authority Revenue Bonds, (MBIA-IBC Insured), Series 1997
6.500% due 01/01/2012	200	236
Georgia State General Obligation Bonds, Series 2002
5.000% due 05/01/2021	5,000	5,338

		7,009

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Hawaii 0.5%
Hawaii State Housing Financial & Development Corp. Single Family Mortgage Pure Revenue Bonds, Series 1998
4.850% due 07/01/2029	640	648
Honolulu, Hawaii City & County General Obligation Bonds, (MBIA-IBC Insured), Series 1993
5.450% due 09/11/2008	1,000	1,137

		1,785

Illinois 10.5%
Chicago, Illinois Board of Education General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 12/01/2020	1,000	452
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2021	3,000	3,164
Chicago, Illinois Board of Education General Obligation Bonds, Series 1999
0.000% due 12/01/2031	1,000	239
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2001
0.000% due 01/01/2020 (a)	1,290	993
Chicago, Illinois Metropolitan Water Reclamation District-Greater Chicago, Series 2002
5.000% due 12/01/2011	2,300	2,586
Cook County, Illinois Community School District No. 097 Oak Park General Obligation Bonds, (FGIC Insured), Series 1999
9.000% due 12/01/2012	1,000	1,410
Cook County, Illinois High School District No. 225 Northfield General Obligation Ltd. Bonds, Series 2002
0.000% due 12/01/2011	125	95
0.000% due 12/01/2012	135	97
0.000% due 12/01/2014	255	165
0.000% due 12/01/2015	1,885	1,155
4.400% due 12/01/2012	1,365	1,470
Cook County, Illinois High School District No. 225 Northfield General Obligation Ltd. Bonds, Series 2003
5.000% due 12/01/2012	1,170	1,312
Du Page Water Commission Illinois Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/01/2010	2,200	2,461
Fox Lake, Illinois Water & Sewer Revenue Bonds, (AMBAC Insured), Series 1996
5.750% due 05/01/2013	430	464

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.970% due 07/01/2012 (b)	2,000	2,225
Illinois Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1992
6.250% due 09/01/2021	695	840
Illinois State General Obligation Bonds, (FSA Insured), Series 2001
5.250% due 10/01/2011	2,465	2,824
Illinois State Sales Tax Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/15/2011	3,000	3,361
Kendall, Kane & Will Counties, Illinois Community Unit School District No 308 General Obligation Bonds, (FSA Insured), Series 2003-C
0.000% due 10/01/2012	3,000	2,154
Lake Cook, Dane & McHenry Counties, Illinois Community Unit School District General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 12/01/2011	2,760	3,111
5.000% due 12/01/2012	455	505
Lake County, Illinois Community High School District No. 127 Grayslake General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	3,063
9.000% due 02/01/2009	650	836
9.000% due 02/01/2011	690	932
9.000% due 02/01/2012	1,065	1,468
Sangamon County, Illinois School District No 186 Springfield General Obligation Bonds, (FGIC Insured), Series 2004
0.000% due 10/01/2009	1,000	848

		38,230

Indiana 5.3%
Brownsburg, Indiana 1999 School Building Corp. General Obligation Bonds, (AMBAC Insured), Series 2002
5.375% due 02/01/2023	1,395	1,501
Danville, Indiana Multi-School Building General Obligation Bonds, (FSA Insured), Series 2001
4.250% due 07/15/2011	290	311
4.400% due 01/15/2012	170	181
4.500% due 01/15/2013	190	202
4.650% due 01/15/2014	210	222
4.750% due 07/15/2009	200	222
4.750% due 01/15/2015	235	249
4.850% due 01/15/2016	295	312
5.000% due 07/15/2010	180	202
East Washington, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.375% due 07/15/2028	2,560	2,739

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Goshen-Chandler, Indiana School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
4.250% due 01/10/2010	950	1,022
Hamilton Southeastern Indiana Construction School Building Revenue Bonds, (FSA State Aid Withholding Insured), Series 2001
5.000% due 07/15/2010	760	853
Indianapolis, Indiana Local Public Improvement Bonds Bank Transportation Revenue Bonds, Series 1992
6.750% due 02/01/2014	1,000	1,231
North Side, Indiana High School Building Corp. Revenue Bonds, (FSA Insured), Series 2003
5.250% due 01/15/2018	1,000	1,108
Pike, Indiana Multi-School Building Corp. Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 01/15/2011	7,245	8,094
South Bend, Indiana Redevelopment Authority Lease Revenue Bonds, Series 2000
5.100% due 02/01/2011	405	452
5.200% due 02/01/2012	230	255
5.500% due 02/01/2015	180	204

		19,360

Kentucky 1.6%
Kentucky Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	3,000	3,402
Kentucky State Turnpike Authority Economic Development Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 07/01/2010	2,000	2,310

		5,712

Louisiana 2.0%
Louisiana Local Government Revenue Bonds, (MBIA Insured), Series 2000
5.700% due 01/01/2010	250	276
Louisiana State General Obligation Bonds, (FGIC Insured), Series 2002
8.690% due 04/01/2019 (b)	2,850	3,295
Louisiana Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,000	908
9.220% due 05/15/2039 (b)	3,500	2,906

		7,385

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Maryland 0.6%
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2004
5.500% due 08/15/2033	2,000	2,022

Massachusetts 0.7%
Commonwealth of Massachusetts General Obligation Bonds (FSA Insured), Series 2002
5.500% due 11/01/2011	1,000	1,162
Massachusetts Housing Finance Agency Revenue Bonds, (AMBAC Insured), Series 1993
5.950% due 10/01/2008	55	56
Massachusetts State Development Finance Agency Revenue Bonds, (ACA Insured), Series 1999
4.600% due 03/01/2009	400	433
Massachusetts State Development Finance Agency Revenue Bonds, Series 1998
4.700% due 11/01/2007	210	223
4.800% due 11/01/2008	90	96
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	500	572

		2,542

Michigan 2.7%
Lake Fenton, Michigan Community Schools General Obligation Bonds, (SBLF Insured), Series 2002
5.000% due 05/01/2022	2,720	2,868
Michigan Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,118
Michigan State Environmental Protection General Obligation Bonds, Series 1992
6.250% due 11/01/2012	3,100	3,703
Michigan State Hospital Finance Authority Revenue Bonds, Series 1999
6.125% due 11/15/2026	50	60
Rochester, Michigan Community School District General Obligation Bonds, (FSA Q-SBLF Insured), Series 2004
5.000% due 05/01/2012	1,000	1,124
Rochester, Michigan Community School District General Obligation Bonds, (MBIA Insured), Series 1997
5.000% due 05/01/2019	750	831

		9,704

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Minnesota 0.5%
Dakota County, Minnesota Community Development Agency Multi-Family Housing Revenue Bonds, (GNMA Insured), Series 2002
4.750% due 07/20/2015	385	409
5.400% due 07/20/2028	1,265	1,323

		1,732

Mississippi 0.7%
Mississippi State General Obligation Bonds, (FSA Insured), Series 2001
6.000% due 09/01/2011	2,000	2,387

Missouri 1.3%
Kansas City, Missouri School District Building Revenue Bonds, (FGIC Insured), Series 2004
8.770% due 02/01/2010 (b)	1,793	2,228
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2000
5.750% due 07/01/2014	1,250	1,443
Missouri State Housing Development Community Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	905	965

		4,636

New Hampshire 0.9%
New Hampshire Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 07/01/2016	2,980	3,288

New Jersey 9.8%
New Jersey Economic Development Authority Revenue Bonds, (GTY AGMT Insured), Series 1998
6.000% due 11/01/2028	5,000	5,147
New Jersey Economic Development Authority Revenue Bonds, Series 1998
0.000% due 04/01/2013	1,595	1,147
5.600% due 01/01/2012	1,000	1,007
6.375% due 04/01/2018	1,500	1,872
6.375% due 04/01/2031	10,000	12,478
6.500% due 04/01/2031	2,115	2,427
6.800% due 04/01/2018 (b)	250	279
New Jersey Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,206
New Jersey State General Obligation Bonds, Series 1992
6.000% due 02/15/2011	510	603
New Jersey State General Obligation Bonds, Series 2003
5.000% due 07/15/2010	1,000	1,126

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2004
8.720% due 06/15/2010 (b)	2,500	3,088
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	3,500	3,501

		35,881

New Mexico 0.1%
Santa Fe County, New Mexico El Castillo Retirement Nursing Home Bonds, Series 1998-A
5.250% due 05/15/2007	315	312

New York 8.5%
New York City, New York Transitional Finance Authority Revenue Bonds, Series 1998
5.000% due 11/15/2026	2,500	2,599
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	5,275	5,916
New York State Dormitory Authority Revenue Bonds, (ACA Insured), Series 2000
5.850% due 07/01/2010	1,000	1,136
New York State Dormitory Authority Revenue Bonds, Series 2002-B
6.000% due 11/15/2029 (b)	3,800	4,433
New York State General Obligation Bonds, Series 2002
5.750% due 08/01/2014	2,500	2,833
New York State Thruway Service Contract Authority Revenue Bonds, Series 2001
5.000% due 04/01/2010	2,605	2,901
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	3,000	3,350
New York Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2013	4,000	4,275
TSASC, Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	3,550	3,625

		31,068

North Carolina 1.6%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.700% due 04/01/2022 (b)	275	315

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series 1993
7.000% due 01/01/2008	1,000	1,143
North Carolina Eastern Municipal Power Agency Revenue Bonds, Series 2003
5.500% due 01/01/2012	4,000	4,424

		5,882

Ohio 5.4%
Ohio State General Obligation Bonds, Series 2004-A
5.000% due 06/15/2011	7,820	8,795
5.000% due 06/15/2012	1,935	2,172
Ohio State Highway Improvement General Obligation Bonds, Series 2004-H
5.000% due 05/01/2011	5,000	5,640
Ohio State Water Development Authority Revenue Bonds, Series 2002
5.375% due 12/01/2020	1,100	1,212
5.375% due 12/01/2021	1,750	1,917

		19,736

Oklahoma 0.3%
Oklahoma State Housing Finance Agency Single Family Revenue Bonds, Series 2001
0.000% due 09/01/2032	5,350	1,029

Oregon 0.3%
Lane County, Oregon School District General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 07/01/2010	1,000	1,131

Pennsylvania 0.5%
Delaware County, Pennsylvania Hospital Revenue Bonds, Series 1998
4.900% due 12/01/2008	100	105
Delaware County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 1997
6.500% due 01/01/2008	725	789
Philadelphia Hospitals & Higher Education Facilities Authority Revenue Bonds, (MBIA Insured), Series 2002
1.120% due 07/01/2031 (b)	1,100	1,100

		1,994

Puerto Rico 0.3%
Children’s Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
5.750% due 07/01/2010	750	877
6.000% due 07/01/2026	150	179

		1,056

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Rhode Island 2.1%
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	2,300	2,147
6.250% due 06/01/2042	6,025	5,613

		7,760

South Carolina 1.0%
Medical University South Carolina Hospital Facilities Revenue Bonds, Series 1999
5.700% due 07/01/2012	1,000	1,165
South Carolina State General Obligation Bonds, Series 2002
5.000% due 01/01/2011	2,105	2,381

		3,546

South Dakota 0.0%
South Dakota Housing Development Authority Revenue Bonds, (FHA/VA Insured), Series 2000
5.050% due 05/01/2010	45	47

Tennessee 3.8%
Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2002
6.375% due 04/15/2022	1,000	1,041
Memphis, Tennessee Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (b)	7,050	8,866
Nashville & Davidson County, Tennessee Revenue Bonds, Series 1998
4.450% due 08/01/2007	1,000	1,067
Shelby County, Tennessee General Obligation Bonds, Series 2001
5.000% due 04/01/2023	1,000	1,035
Sullivan County, Tennessee Health, Educational & Housing Facilities Board Revenue Bonds, Series 2002
6.250% due 09/01/2022	1,000	1,050
Sullivan County, Tennessee Industrial Development Revenue Bonds, (GNMA Insured), Series 1995
6.250% due 07/20/2015	750	786

		13,845

Texas 12.5%
Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.650% due 02/15/2035	2,765	3,029

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Bexar County, Texas Housing Finance Corp. Multi-Family Revenue Bonds, (FNMA Insured), Series 2001
4.875% due 06/15/2011	885	952
Brazos River Authority Texas Revenue Bonds, (MBIA Insured), Series 1998
4.900% due 10/01/2015	1,500	1,661
Denton, Texas Utility System Revenue Bonds, (FSA Insured), Series 2002
5.250% due 12/01/2016	1,690	1,881
Duncanville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
5.250% due 02/15/2032	2,000	2,106
Harris County, Texas General Obligation Bonds, Series 1997
5.100% due 08/15/2015	250	269
Houston, Texas Airport Systems Revenue Bonds, Series 2001-E
6.750% due 07/01/2029	1,000	845
Houston, Texas Airport Systems Revenue Bonds, (FGIC Insured), Series 2000
8.620% due 07/01/2025 (b)	2,500	2,562
Houston, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
5.250% due 02/15/2018	355	385
Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2001
5.500% due 12/01/2017	1,000	1,130
Houston, Texas Water Conveyance System Contract Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.250% due 12/15/2012	5,000	6,069
Lamar, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1998
4.750% due 02/15/2020	1,750	1,791
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 1998
4.750% due 01/01/2028	3,000	3,113
Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2001
5.000% due 05/15/2026	2,000	2,060

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Midlothian, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
0.000% due 02/15/2018	1,000	461
North Texas Health Facilities Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2016	2,905	3,297
5.500% due 08/15/2017	1,000	1,125
North Texas State University Revenue Bonds, (FSA Insured), Series 1999
5.375% due 04/15/2014	250	275
Pasadena, Texas General Obligation Bonds, (FGIC Insured), Series 2002
5.125% due 04/01/2024	1,750	1,833
Red River, Texas Educational Finance Revenue Bonds, Series 2000
5.750% due 05/15/2017	750	851
Rio Grande City, Texas Construction Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
5.875% due 08/15/2018	1,825	2,132
Sabine River, Texas Pollution Control Authority Revenue Bonds, Series 2001
5.500% due 05/01/2022	1,000	1,090
San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 1997
5.500% due 02/01/2015	975	1,142
San Jacinto, Texas Community College District General Obligation Bonds, (FGIC Insured), Series 2001
5.000% due 02/15/2021	225	237
Texas State Affordable Multi-Family Housing Revenue Bonds, (MBIA Insured), Series 2002
4.850% due 09/01/2012	2,000	2,147
4.850% due 09/01/2012	1,335	1,446
Travis County, Texas Health Facilities Development Hospital Revenue Bonds, Series 1993
6.000% due 11/15/2022	1,400	1,538

		45,427

Utah 0.3%
Utah State General Obligation Bonds, Series 2004
5.000% due 07/01/2012	1,000	1,132

Virgin Islands 0.4%
Virgin Islands Public Finance Authority Refinery Facilities Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,500	1,593

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Virginia 1.1%
Loudoun County, Virginia Industrial Development Authority Revenue Bonds, Series 2003
1.100% due 02/15/2038 (b)	700	700
Newport News, Virginia General Obligation Bonds, Series 2002
5.000% due 07/01/2022	1,000	1,061
Virginia Polytechnic Institute & State University Revenue Bonds, Series 1996
5.400% due 06/01/2012	1,000	1,088
Virginia State Housing Development Authority Revenue Bonds, (MBIA Insured), Series 2001
5.350% due 07/01/2031	1,000	1,024

		3,873

Washington 3.6%
Washington Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.625% due 06/01/2032	5,000	4,860
University of Washington Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 12/01/2023	2,595	2,775
Walla Walla County School District Revenue Bonds, (AMBAC Insured), Series 1998
6.000% due 12/01/2010	1,175	1,389
Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2011	5,435	4,123

		13,147

West Virginia 0.7%
Berkeley, Brooke & Fayette Counties, West Virginia Single Family Mortgage Revenue Bonds, Series 1983
0.000% due 12/01/2014	4,115	2,656

Wisconsin 4.9%
Hudson, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 10/01/2017	1,420	1,522
5.000% due 10/01/2019	1,040	1,107
South Milwaukee, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
3.750% due 04/01/2011	385	401

Schedule of Investments

Municipal Bond Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, (MBIA Insured), Series 2002
4.700% due 05/01/2012	1,170	1,237
4.700% due 11/01/2012	1,555	1,644
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, Series 2002
4.700% due 05/01/2012	1,590	1,708
Wisconsin State Clean Water Revenue Bonds, Series 2002
8.890% due 06/01/2023 (b)	350	399
Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2012	2,000	2,247
8.700% due 05/01/2010 (b)	2,500	3,117
Wisconsin State General Obligation Bonds, Series 2001
5.250% due 05/01/2020	3,000	3,280
Wisconsin State Transportation Revenue Bonds, Series 1993
5.000% due 07/01/2011	1,000	1,124

		17,786

Total Municipal Bonds & Notes (Cost $348,952)		366,284

SHORT-TERM INSTRUMENTS 1.5%

U.S. Treasury Bills 1.5%
1.001% due 06/03/2004-06/17/2004 (c)(d)	5,550	5,538

Total Short-Term Instruments (Cost $5,539)		5,538

Total Investments (Cost $354,491)	102.0%	$371,822

Written Options (e) (Premiums $767)	(0.4)%	(1,297)

Other Assets and Liabilities (Net)	(1.6)%	(5,923)

Net Assets	100.0%	$364,602

See accompanying notes

PC2L

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Security becomes interest bearing at a future date.
(b)	Variable rate security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $5,540 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
10-Year Municipal Notes Index June Long Futures	06/2004	25	$(41)
U.S. Treasury 30-Year Bond Short Futures	06/2004	539	(1,457)

			$(1,498)

(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bill June Futures	114.000	05/21/2004	444	$508	$846
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	444	259	451

				$767	$1,297

Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 6.4%

Banking & Finance 5.0%
Allstate Financial Global Funding
7.125% due 09/26/2005	$5,000	$5,411
Atlas Reinsurance II PLC
3.525% due 01/07/2005 (a)	1,250	1,261
Atlas Reinsurance PLC
7.900% due 04/07/2005 (a)	3,750	3,797
Bear Stearns Cos., Inc.
1.500% due 09/21/2004 (a)	1,000	1,003
CIT Group, Inc.
5.625% due 05/17/2004	1,000	1,005
Concentric Ltd.
4.280% due 07/28/2004 (a)	1,500	1,502
Countrywide Home Loans, Inc.
1.200% due 02/23/2005 (a)	42,600	42,488
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	10,000	10,770
Export-Import Bank of Korea
6.500% due 11/15/2006	2,500	2,701
Ford Motor Credit Co.
1.370% due 04/26/2004 (a)	2,000	2,000
6.700% due 07/16/2004	14,402	14,612
2.995% due 10/25/2004 (a)	14,480	14,574
7.500% due 03/15/2005	1,710	1,797
1.620% due 06/30/2005 (a)	3,140	3,125
1.560% due 07/18/2005 (a)	47,750	47,499
General Motors Acceptance Corp.
1.370% due 05/28/2004 (a)	2,000	2,000
1.401% due 04/05/2004 (a)	700	700
1.470% due 07/21/2004 (a)	53,800	53,781
1.820% due 05/17/2004 (a)	3,600	3,602
1.930% due 05/04/2004 (a)	5,420	5,422
1.995% due 05/18/2006 (a)	300	299
2.370% due 10/20/2005 (a)	15,000	15,115
6.125% due 08/28/2007	870	938
Goldman Sachs Group
1.520% due 12/01/2004 (a)	1,600	1,600
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)	2,500	2,713
MBNA America Bank
7.125% due 11/15/2012	5,000	5,907
Merrill Lynch & Co., Inc.
1.420% due 05/21/2004 (a)	2,100	2,101
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)	1,500	1,509
Parametric Re Ltd.
3.280% due 11/19/2007 (a)	11,500	10,839
5.520% due 05/19/2008 (a)	1,500	1,550
Pemex Project Funding Master Trust
7.375% due 12/15/2014	22,000	24,585
8.625% due 02/01/2022	6,900	8,004

Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)	57,550	58,804
4.651% due 07/03/2008 (a)	18,750	18,415
Pioneer 2002 Ltd
8.610% due 06/15/2006 (a)	5,000	5,189
Premium Asset Trust
1.445% due 11/27/2004 (a)	5,000	5,010
Prudential Funding Corp.
6.375% due 07/23/2006	7,000	7,672
Residential Reinsurance Ltd.
6.163% due 06/01/2004 (a)	4,500	4,523
6.020% due 06/01/2005 (a)	15,900	16,198
6.070% due 06/08/2006 (a)	20,100	20,552
Travelers Property Casualty Corp.
3.750% due 03/15/2008	7,000	7,168
Trinom Ltd.
5.110% due 12/18/2004 (a)	3,700	3,717
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	50,200	50,166
Vita Capital Ltd.
2.560% due 01/01/2007 (a)	30,200	30,344
Wachovia Corp.
7.550% due 08/18/2005	12,500	13,525
Washington Mutual Bank
1.440% due 05/14/2004 (a)	2,110	2,111
1.420% due 05/17/2004 (a)	17,900	17,907

		555,511

Industrials 0.6%
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	5,520	5,522
7.750% due 06/15/2005	1,087	1,166
Fred Meyer, Inc.
7.375% due 03/01/2005	2,000	2,103
Halliburton Co.
1.870% due 01/26/2007 (a)	8,530	8,479
Petroleos Mexicanos
9.500% due 09/15/2027	14,850	18,562
SR Wind Ltd.
6.380% due 05/18/2005 (a)	2,000	2,045
6.880% due 05/18/2005 (a)	1,600	1,632
United Airlines, Inc.
6.201% due 09/01/2008	250	226
Walt Disney Co.
4.500% due 09/15/2004	15,000	15,220
Waste Management, Inc.
6.375% due 11/15/2012	1,000	1,119
7.100% due 08/01/2026	2,000	2,245
Weyerhaeuser Co.
5.500% due 03/15/2005	5,460	5,665
6.125% due 03/15/2007	3,085	3,377

		67,361

Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Utilities 0.8%
AT&T Corp.
8.050% due 11/15/2011	500	586
8.750% due 11/15/2031	245	290
British Telecom PLC
7.875% due 12/15/2005	10,750	11,791
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	7,000	7,969
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)	4,900	4,920
Indianapolis Power & Light
6.300% due 07/01/2013	500	549
Ohio Edison Co.
4.000% due 05/01/2008	10,000	10,131
Progress Energy, Inc.
6.750% due 03/01/2006	32,150	34,864
Sprint Capital Corp.
7.900% due 03/15/2005	13,250	14,011

		85,111

Total Corporate Bonds & Notes (Cost $692,888)		707,983

MUNICIPAL BONDS & NOTES 0.6%
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	25,000	24,505
Florida State Board of Education General Obligation Bonds, Series 2002
5.000% due 06/01/2032	3,000	3,134

Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	5,000	5,027

Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.100% due 03/01/2038	2,000	2,000

Massachusetts State Water Reserve Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	5,000	5,186

Missouri Higher Education Loan Authority Revenue Bonds, Series 1996
1.110% due 02/15/2026 (a)	1,850	1,850

New Hampshire Higher Education Loan Corp. Revenue Bonds, Series 2000
1.095% due 12/01/2034 (a)	3,850	3,850

New Jersey Tobacco Settlement Funding Corp. Revenue Bonds, Series 2003
6.375% due 06/01/2032	6,000	5,843

Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
New York State Triborough Bridge & Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	5,000	5,173
Salt River Project Arizona Agriculture Improvement & Power District Revenue Bonds, Series 2002
5.000% due 01/01/2031	4,000	4,175

Total Municipal Bonds & Notes (Cost $59,493)		60,743

U.S. GOVERNMENT AGENCIES 0.4%
Fannie Mae
1.490% due 11/25/2032 (a)	6,068	6,077
5.980% due 10/01/2031	2,405	2,488
Federal Housing Administration
7.430% due 12/01/2020	111	113
Freddie Mac
6.500% due 01/25/2028	100	107
7.000% due 10/15/2030	1,255	1,306
Government National Mortgage Association
6.500% due 05/15/2028-03/15/2033 (d)	29,495	31,156
Housing Urban Development
5.530% due 08/01/2020	6,000	6,400

Total U.S. Government Agencies (Cost $46,862)		47,647

U.S. TREASURY OBLIGATIONS 109.0%
Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (b)	1,595,034	1,758,338
3.625% due 01/15/2008	1,203,128	1,362,073
3.875% due 01/15/2009	1,607,937	1,868,412
4.250% due 01/15/2010	597,981	717,064
3.500% due 01/15/2011	845,676	986,534
3.375% due 01/15/2012	274,242	319,867
3.000% due 07/15/2012	1,112,494	1,266,635
1.875% due 07/15/2013	453,457	472,570
2.000% due 01/15/2014	586,204	615,286
3.625% due 04/15/2028	799,853	1,054,244
3.875% due 04/15/2029	1,042,288	1,438,357
3.375% due 04/15/2032	182,876	242,604
U.S. Treasury Note
2.250% due 02/15/2007	100	101

Total U.S. Treasury Obligations (Cost $11,505,567)		12,102,085

MORTGAGE-BACKED SECURITIES 0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.189% due 11/25/2030 (a)	1,368	1,368
4.825% due 12/25/2033 (a)	13,351	13,610
4.948% due 01/25/2034 (a)	8,751	8,903
Mellon Residential Funding Corp.
1.580% due 10/20/2029 (a)	800	811

Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Washington Mutual Mortgage Securities Corp.
3.061% due 02/27/2034 (a)		7,667	7,768

Total Mortgage-Backed Securities (Cost $32,198)			32,460

ASSET-BACKED SECURITIES 0.9%
AFC Home Equity Loan Trust
1.310% due 03/25/2027 (a)		55	55
American Residential Eagle Trust
1.430% due 07/25/2029 (a)		703	704
Asset-Backed Securities Corp. Home Equity Loan Trust
1.460% due 06/21/2029 (a)		183	183
Bear Stearns Asset-Backed Securities, Inc.
1.540% due 07/25/2033 (a)		1,423	1,427
Citifinancial Mortgage Securities, Inc.
1.390% due 01/25/2033 (a)		12,378	12,404
Conseco Finance Corp.
8.170% due 12/15/2025		916	941
Conseco Finance Home Loan Trust
8.880% due 06/15/2024		234	236
EQCC Home Equity Loan Trust
1.340% due 03/20/2029 (a)		68	68
Equity One ABS, Inc.
1.390% due 04/25/2034 (a)		4,259	4,260
Home Equity Asset Trust
1.500% due 03/25/2033 (a)		7,416	7,443
Redwood Capital Ltd.
3.462% due 01/01/2006 (a)		30,700	30,839
5.012% due 01/01/2006 (a)		36,300	36,539
Residential Asset Securities Corp.
1.390% due 01/25/2034 (a)		2,889	2,895

Total Asset-Backed Securities (Cost $97,536)			97,994

SOVEREIGN ISSUES 0.8%
Republic of Brazil
2.125% due 04/15/2006 (a)		6,120	6,009
2.062% due 04/15/2009 (a)		3,947	3,718
11.000% due 01/11/2012		1,600	1,790
8.000% due 04/15/2014 (a)		53,689	52,702
11.000% due 08/17/2040		5,300	5,687
United Mexican States
6.375% due 01/16/2013 (a)		20,700	22,470
United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)		718	4
0.000% due 06/30/2005 (a)		718	14

Total Sovereign Issues (Cost $87,426)			92,394

FOREIGN CURRENCY-DENOMINATED ISSUES (i)(j)2.5%
Caisse D’amort Dette Soc
3.800% due 07/25/2006 (c)	EC	26,041	34,284

Schedule of Investments

Real Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Commonwealth of Canada
4.250% due 12/01/2021 (c)	C$	2,486	2,413
4.000% due 12/01/2031 (c)		23,168	23,357
3.000% due 12/01/2036 (c)		13,036	11,286
Commonwealth of New Zealand
4.500% due 02/15/2016 (c)	N$	38,300	32,310
Pylon Ltd.
3.553% due 12/18/2008 (a)	EC	20,750	25,785
5.953% due 12/18/2008 (a)		40,700	51,372
Republic of France
3.000% due 07/25/2012 (c)		20,775	28,296
2.250% due 07/25/2020 (c)		11,862	14,903
3.150% due 07/25/2032 (c)		25,463	37,201
Tyco International Group S.A.
4.375% due 11/19/2004		14,000	17,396

Total Foreign Currency-Denominated Issues (Cost $244,527)			278,603

SHORT-TERM INSTRUMENTS 1.2%
Commercial Paper 0.8%
Fannie Mae
1.000% due 07/01/2004		3,900	3,890
1.010% due 07/01/2004		35,700	35,606
Ford Motor Credit Co.
1.770% due 09/03/2004		2,350	2,340
1.930% due 09/03/2004		20,000	20,000
TotalFinaElf Capital S.A.
1.060% due 04/01/2004		31,700	31,700

			93,536

Repurchase Agreement 0.1%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $11,605. Repuchase proceeds are $11,377.)		11,377	11,377

U.S. Treasury Bills 0.3%
1.010% due 06/03/2004-06/17/2004 (b)(d)(e)		33,000	32,932

Total Short-Term Instruments (Cost $137,861)			137,845

Total Investments (Cost $12,904,358)		122.1%	$13,557,754

Written Options (Premiums $16,938) (g)		(0.1)%	(16,748)

Other Assets and Liabilities (Net)		(22.0)%	(2,438,050)

Net Assets		100.0%	$11,102,956

See accompanying notes

PC2F

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities with an aggregate market value of $4,687 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Note Long Futures	06/2004	250	$521
U.S. Treasury 10-Year Note Long Futures	06/2004	2,446	4,701
U.S. Treasury 30-Year Bond Short Futures	06/2004	259	(638)

			$4,584

(c)	Principal amount of security is adjusted for inflation.
(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(e)	Securities with an aggregate market value of $22,960 have been pledged as collateral for swap and swaption contracts at March 31,2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/17/2005	B	P 250,000	(3,073)
Receive a fixed rate equal to 3.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2007	E	C 7,400	86
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007		6,400	75

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 03/15/2007	6,600	62
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	$7,000	18
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Federal National Mortgage Association 5.375% due 11/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/03/2005	80,000	36
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005	10,000	(692)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	30,000	(1,117)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: Bank of America Exp. 12/18/2033	399,000	797

		$(3,808)

(g)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$289,000	$3,179	$6,035
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	277,800	2,417	4,161
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.500	%*	10/07/2004	289,000	1,734	132
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	277,800	2,723	306
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	09/23/2005	200,000	2,815	3,987
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	09/23/2005	200,000	2,880	1,270
Put - OTC 10 - Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%*	06/14/2004	65,000	455	299
Call - OTC 10 - Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	11/02/2004	43,200	382	530
Put - OTC 10 - Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	11/02/2004	43,200	353	28

						$16,938	$16,748

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	3.250	08/15/2007	$127,800	$132,368	$132,493
U.S. Treasury Note	3.125	09/15/2008	177,200	181,069	181,328
U.S. Treasury Note	5.750	08/15/2010	33,700	38,702	38,806
U.S. Treasury Note	3.625	05/15/2013	21,600	21,468	21,605
U.S. Treasury Note	4.250	08/15/2013	155,000	160,667	156,980

				$534,274	$531,212

(i)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	C$	43,110	04/2004	$0	$(483)	$(483)
Buy	EC	821	04/2004	11	0	11
Sell		153,309	04/2004	1,145	0	1,145
Sell	N$	48,608	04/2004	0	(290)	(290)

				$1,156	$(773)	$383

(j)	Principal amount denoted in indicated currency:

BP	-	British Pound
C$	-	Canadian Dollar
EC	-	Euro
N$	-	New Zealand Dollar

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
MUNICIPAL BONDS & NOTES 98.1%

Alaska 1.5%
Anchorage, Alaska General Obligation Bonds, (MBIA Insured), Series 2000
5.250% due 09/01/2007	$2,890	$3,211
Fairbanks, Alaska North Star Borough General Obligation Bonds, (MBIA Insured), Series 1993
5.500% due 03/01/2007	2,755	3,041
North Slope Boro, Alaska General Obligation Bonds, (MBIA Insured), Series 2000
0.000% due 06/30/2008	1,345	1,207

		7,459

Arizona 4.4%
Arizona Educational Loan Marketing Corporation Revenue Bonds, (GTD Student Loan Insured), Series 2001
0.960% due 03/01/2036 (a)	5,000	5,000
Arizona Health Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.960% due 01/01/2032 (a)	3,000	3,000
Arizona Health Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002-C
1.020% due 01/01/2032 (a)	3,000	3,000
Arizona State University Revenue Bonds, (AMBAC Insured), Series 2003
1.000% due 07/01/2034 (a)	2,750	2,750
Greater Arizona Development Authority Infrastructure Revenue Bonds, Series 2004
4.500% due 08/01/2005	1,070	1,114
Pima County, Arizona Unified School District No. 16 Catalina Foothills General Obligation Bonds, (FSA Insured), Series 2004
4.250% due 07/01/2006	500	530
Salt River Project, Arizona Agricultural Improvement & Power District Electrical System Revenue Bonds, Series 2004
5.000% due 01/01/2011	3,000	3,381
Tucson, Arizona Water Revenue Bonds, (FGIC Insured), Series 2002
5.500% due 07/01/2009	2,290	2,629

		21,404

California 5.3%
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.500% due 10/01/2012	3,500	3,899

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
California Statewide Communities Development Authority Revenue Bonds, Series 2002
3.700% due 11/01/2029	1,000	1,026
California Statewide Communities Development Authority Revenue Bonds, Series 2004-F
2.300% due 04/01/2033 (a)	4,700	4,696
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	12,800	12,869
Pittsburg, California Redevelopment Agency Tax Allocation Bonds, (MBIA Insured), Series 2003
5.000% due 08/01/2011	825	931
Sacramento, California Municipal Utility District Revenue Bonds, (FSA Insured), Series 2003
5.000% due 11/15/2007	2,000	2,230

		25,651

Colorado 4.8%
Arapahoe County, Colorado Capital Improvement Highway Revenue Bonds, Series 1986
0.000% due 08/31/2026	2,000	410
Colorado Department of Transportation Revenue Bonds (AMBAC Insured), Series 2000
6.000% due 06/15/2010	5,680	6,717
Colorado Health Facilities Authority Revenue Bonds, (MBIA Insured), Series 1997
0.930% due 12/01/2025 (a)	1,400	1,400
0.960% due 12/01/2025 (a)	4,600	4,600
Colorado Student Loan Authority General Obligation Bonds, (GTD Insured), Series 2002
0.980% due 06/01/2037 (a)	3,300	3,300
Denver Colorado City & County Certificates of Participation Bonds, (AMBAC Insured), Series 2003
1.050% due 12/01/2029 (a)	6,500	6,500
Denver, Colorado City & County General Obligation Bonds, Series 1998
5.250% due 08/01/2004	350	355

		23,282

Connecticut 0.2%
New Britain Connecticut General Obligation Bonds, Series 2003
3.000% due 04/15/2006	140	143
4.000% due 04/15/2007	560	589

		732

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Florida 1.7%
Collier County, Florida Gas Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2009	1,865	2,098
Collier County, Florida Multi-Family Housing Finance Authority Revenue Bonds, (Fannie Mae Insured), Series 2002
4.600% due 08/15/2011	665	707
Florida State Board of Education General Obligation Bonds, Series 2002
5.375% due 01/01/2010	3,000	3,424
Gulf Breeze Florida Revenue Bonds, (MBIA Insured), Series 1997
2.000% due 12/01/2017 (a)	500	515
Hillsborough County, Florida Utility Revenue Bonds, Series 1978
6.200% due 12/01/2008	405	445
Orlando, Florida Waste Water System Revenue Bonds, Series 1997
3.884% due 10/01/2015 (a)	750	771

		7,960

Georgia 0.7%
Coweta County, Georgia School District General Obligation Bonds, (State Aid Withholding Insured), Series 2002
3.250% due 08/01/2004	560	564
Georgia State General Obligation Bonds, Series 1994
6.750% due 12/01/2010	1,000	1,241
Georgia State General Obligation Bonds, Series 2000
6.000% due 07/01/2008	1,425	1,650

		3,455

Illinois 9.6%
Chicago, Illinois Board of Education Certificates of Participation Bonds, (MBIA Insured), Series 1992
6.250% due 01/01/2011	3,000	3,577
Chicago, Illinois Board of Education General Obligation Bonds, (XLCA Insured), Series 2003-D-3
0.900% due 03/01/2034 (a)	3,000	3,000
Chicago, Illinois Board of Education General Obligation Bonds, (MBIA Insured), Series 2003
0.970% due 03/01/2026 (a)	2,150	2,150
Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2002
4.000% due 01/01/2005	1,000	1,022

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

Chicago, Illinois Public Building Commission Building Revenue Bonds, (FGIC Insured), Series, 1999
5.250% due 12/01/2018	475	539
5.500% due 02/01/2006	1,000	1,072

Chicago, Illinois Sales Tax Revenue Bonds, (FGIC Insured), Series 1998
5.250% due 01/01/2010	1,150	1,298

Cook County, Illinois General Obligation Bonds, (FGIC Insured), Series 1996
5.875% due 11/15/2022	2,000	2,241
6.500% due 11/15/2009	3,750	4,520

Cook County, Illinois High School District No. 205 General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 12/01/2004	2,600	2,581
0.000% due 06/01/2005	500	492

Illinois Educational Facilities Authority Revenue Bonds, (Connie Lee Insured), Series 1996-B
6.200% due 05/15/2016	1,535	1,718

Illinois Educational Facilities Authority Revenue Bonds, Series 1993
9.970% due 07/01/2012 (a)	300	334

Illinois Health Facilities Authority Revenue Bonds, Series 1977
6.700% due 10/01/2005	255	268

Illinois Health Facilities Authority Revenue Bonds, Series 1978
6.250% due 07/01/2006	270	286

Illinois Health Facilities Authority Revenue Bonds, Series 1998
1.120% due 08/01/2026 (a)	4,300	4,300

Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 12/15/2006	3,740	4,171

Illinois State General Obligation Bonds, (MBIA Insured), Series 1995
5.750% due 02/01/2008	300	318

Illinois State General Obligation Bonds, (MBIA Insured), Series 2000
5.500% due 12/01/2007	1,800	2,025

Illinois State General Obligation Bonds, (MBIA Insured), Series 2002
5.250% due 08/01/2011	2,000	2,288

Illinois State General Obligation Bonds, Series 2004
5.000% due 03/01/2006	3,000	3,199

Illinois State Sales Tax Revenue Bonds, Series 2004
5.000% due 06/15/2011	1,225	1,379

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Bonds, (FSA Insured), Series 2003-C
0.000% due 10/01/2012	2,000	1,436
Lake County, Illinois Community High School District No. 127 General Obligation Bonds, (FGIC Insured), Series 2002
9.000% due 02/01/2005	1,000	1,064
Sangamon County, Illinois School District No. 186 Springfield General Obligation Bonds, (FGIC Insured), Series 2004
0.000% due 10/01/2008	1,225	1,087
0.000% due 10/01/2010	15	12

		46,377

Indiana 1.7%
Indiana Health Facility Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
0.970% due 11/15/2036 (a)	5,100	5,100
1.000% due 03/01/2033 (a)	3,000	3,000

		8,100

Kansas 1.4%
Burlington, Kansas Pollution Control Revenue Bonds, (MBIA Insured), Series 1991
7.000% due 06/01/2031	500	528
Kansas State Department of Transportation Revenue Bonds, (FSA Insured), Series 2003
0.930% due 09/01/2014 (a)	6,175	6,175

		6,703

Maryland 1.1%
Maryland State General Obligation Bonds, Series 2002
5.000% due 02/01/2007	5,000	5,461

Massachusetts 3.5%
Massachusetts Bay, Massachusetts Transportation Authority Sales Tax Revenue Bonds, Series 2004
0.000% due 07/01/2020 (a)	7,005	7,058
Massachusetts Housing Finance Agency Revenue Bonds, (AMBAC Insured), Series 1993
5.950% due 10/01/2008	10	10
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue Bonds, (AMBAC Insured), Series 1993
5.450% due 07/01/2018 (a)	1,400	1,431
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 07/01/2010	1,000	1,119

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Massachusetts State General Obligation Bonds, (MBIA-IBC Insured), Series 1996
6.000% due 11/01/2011	1,500	1,793
Massachusetts State General Obligation Bonds, Series 1998
5.250% due 04/01/2011	1,000	1,127
Massachusetts State General Obligation Bonds, Series 2001
5.250% due 12/01/2007	1,000	1,112
Worcester, Massachusetts General Obligation Bonds, (FGIC Insured), Series 2001
5.500% due 10/01/2012	2,635	3,051

		16,701

Michigan 5.3%
Clintondale, Michigan Community Schools General Obligation Bonds, (FGIC Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	960	1,080
Michigan Municipal Bond Authority Revenue Bonds, Series 2003
5.000% due 05/01/2011	7,000	7,900
Michigan State Building Authority Revenue Bonds, Series 2002
5.000% due 10/01/2010	1,565	1,766
Michigan State Comprehensive Transportation Revenue Bonds, (FSA Insured), Series 2002
5.250% due 05/15/2009	1,000	1,133
Michigan State Environmental Protection General Obligation Bonds, Series 1992
6.250% due 11/01/2012	2,750	3,285
Michigan State Hospital Finance Authority Revenue Bonds, (MBIA Insured), Series 2003
0.990% due 11/15/2026 (a)	2,000	2,000
Michigan State Strategic Funding Obligation Revenue Bonds, Series 1991
7.100% due 02/01/2006	2,500	2,693
Rochester, Michigan Community School District General Obligation Bonds, (FSA Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	5,030	5,660

		25,517

Minnesota 1.2%
Minnesota State General Obligation Bonds, Series 2000
5.375% due 11/01/2008	5,000	5,694

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Missouri 2.1%
Missouri State Board of Public Buildings Revenue Bonds, Series 2001
5.750% due 05/01/2008	1,000	1,143

Missouri State Board of Public Buildings Revenue Bonds, Series 2003
5.250% due 10/15/2008	1,520	1,724
Missouri State Health & Educational Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001-C
0.980% due 06/01/2031 (a)	2,500	2,500
Missouri State Health & Educational Facilities Authority Revenue Bonds, (MBIA Insured), Series 2003
0.930% due 11/15/2026 (a)	3,150	3,150
University Of Missouri Revenue Bonds, Series 2000-B
1.120% due 11/01/2030 (a)	1,600	1,600

		10,117

Nebraska 0.8%
Nebraska Public Power District Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 01/01/2010	3,440	3,846

New Jersey 4.5%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	500	624
New Jersey State General Obligation Bonds, Series 2003
5.000% due 07/15/2010	1,000	1,126
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (XLCA Insured), Series 2003
1.000% due 12/15/2017 (a)	5,000	5,000
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 1999
5.500% due 06/15/2008	5,000	5,662
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2007	5,570	6,081
5.000% due 06/15/2010	320	358
New Jersey Wastewater Treatment Trust Revenue Bonds, (MBIA Insured), Series 1997
7.000% due 05/15/2009	1,020	1,244
Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	1,500	1,500

		21,595

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
New Mexico 2.5%
New Mexico State Highway Commission Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 06/15/2010	3,265	3,669
New Mexico State Severance Special Tax Bonds, (MBIA Insured), Series 2001
5.000% due 07/01/2007	6,545	7,168
New Mexico State Severance Special Tax Bonds, Series 2001
5.000% due 07/01/2007	1,000	1,099

		11,936

New York 9.4%
New York State Dormitory Authority Revenue Bonds, (MBIA Insured), Series 2003-C
0.950% due 07/01/2033 (a)	5,900	5,900
New York State Dormitory Authority Revenue Bonds, Series 1990
1.120% due 07/01/2025 (a)	3,000	3,000
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	933
New York State Environmental Facilities Corp. Revenue Bonds, Series 2003
5.000% due 03/15/2010	2,000	2,222
New York State Local Government Assistance Corp. Revenue Bonds, (FSA Insured), Series 2003
5.000% due 04/01/2012	500	561
New York State Thruway Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 04/01/2007	3,000	3,296
New York State Thruway Service Contract Revenue Bonds, Series 2002
5.250% due 04/01/2010	3,000	3,380
New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2012	4,000	4,224
New York State Transitional Finance Authority Revenue Bonds, Series 2004-D-1
5.000% due 11/01/2010	3,000	3,374
New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2011	4,000	4,840

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	2,000	2,233
New York, New York General Obligation Bonds, (FGIC Insured), Series 1998
5.250% due 08/01/2010	2,505	2,824
TSASC, Inc. Revenue Bonds, Series 1999
5.400% due 07/15/2012	1,700	1,736
TSASC, Inc. Revenue Bonds, Series 2002
5.000% due 07/15/2014	2,000	1,954
Yonkers, New York Industrial Development Agency Revenue Bonds, (MBIA Insured), Series 2001
0.930% due 06/01/2041 (a)	4,800	4,800

		45,277

North Carolina 2.2%
Guilford County, North Carolina General Obligation Bonds, Series 2004
4.000% due 10/01/2022	5,000	5,342
North Carolina Community Health Care Facilities Revenue Bonds, (AMBAC Insured), Series 2003
1.000% due 10/01/2018 (a)	4,000	4,000
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series 1993
7.000% due 01/01/2008	1,000	1,143

		10,485

Ohio 4.3%
Cincinnati, Ohio School District General Obligation Bonds, (FSA Insured), Series 2002
4.500% due 06/01/2007	1,065	1,153
Cleveland, Ohio Public Power System Revenue Bonds, (MBIA Insured), Series 1994-A
0.000% due 11/15/2008	5,480	4,878
Cleveland, Ohio Waterworks Revenue Bonds, (FGIC Insured), Series 2002
1.050% due 01/01/2033 (a)	1,750	1,750
Cuyahoga County, Ohio General Obligation Bonds, Series 2000
5.000% due 12/01/2007	2,000	2,213
Ohio State Common Schools General Obligation Bonds, Series 2003
5.000% due 06/15/2007	1,740	1,913
Ohio State Higher Education General Obligation Bonds, Series 2003
5.000% due 05/01/2011	2,315	2,611

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Ohio State Infrastructure Improvement General Obligation Bonds, Series 1998
5.500% due 08/01/2008	3,370	3,832

Ohio State Water Development Authority Revenue Bonds, Series 2003
5.000% due 06/01/2011	2,000	2,261

		20,611

Oklahoma 0.1%
Tulsa, Oklahoma Apartments Improvement Trust General Revenue Bonds, (FGIC Insured), Series 1978
6.400% due 06/01/2006	250	263

Oregon 1.2%
Oregon State Department of Administrative Services Certificates of Participation Bonds, (MBIA Insured), Series 2002
5.000% due 05/01/2009	5,030	5,648

Pennsylvania 1.5%
Beaver Falls, Pennsylvania Municipal Authority Water & Hydroelectric Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2007	1,390	1,524
Deer Lakes, Pennsylvania School District General Obligation Bonds, (MBIA State Aid Withholding Insured), Series 1995
6.000% due 01/15/2006	140	140
Mckeesport, Pennsylvania School District General Obligation Bonds, (FSA Insured), Series 1996-A
5.750% due 10/01/2018	1,255	1,384
Pennsylvania State General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2010	500	567
Pennsylvania State General Obligation Bonds, Series 2002
5.250% due 02/01/2010	1,000	1,139
Philadelphia Hospitals & Higher Education Facilities Authority Revenue Bonds, (MBIA Insured), Series 2002
1.050% due 07/01/2031 (a)	2,700	2,700

		7,454

Puerto Rico 0.7%
Children’s Trust Fund Tobacco Settlement Revenue Bonds, Series 2000
5.750% due 07/01/2010	250	292
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 07/01/2026 (a)	2,600	2,922

		3,214

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
South Carolina 2.8%
Greenville, South Carolina Hospital Facilities Revenue Bonds, (AMBAC Insured), Series 2003
0.970% due 05/01/2033 (a)	4,000	4,000
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2002
5.000% due 10/01/2010	3,300	3,726
South Carolina Transportation Infrastructure Revenue Bonds, (XLCA Insured), Series 2003
0.950% due 10/01/2031 (a)	6,000	6,000

		13,726

Tennessee 1.7%
Memphis, Tennessee Electrical Systems Revenue Bonds, (MBIA Insured), Series 2003
8.700% due 12/01/2010 (a)	6,300	7,923
Nashville & Davidson County, Tennessee Health & Educational Facilities Revenue Bonds, Series 1977
6.100% due 07/01/2010	430	482

		8,405

Texas 8.1%
Austin, Texas General Obligation Bonds, Series 2003
5.000% due 09/01/2011	2,000	2,247
Austin, Texas Independent School District General Obligation Bonds, (MBIA Insured), Series 1999
5.250% due 08/01/2007	2,350	2,603
Dallas, Texas General Obligation Bonds, Series 2001
3.000% due 08/15/2004	300	302
Dallas, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 02/15/2012	2,450	2,754
Denton, Texas Utility System Revenue Bonds, (FSA Insured), Series 2002
4.250% due 12/01/2004	800	817
Fort Worth, Texas Water & Sewage Revenue Bonds, (FSA Insured), Series 2003
5.000% due 02/15/2012	2,500	2,801
Fort Worth, Texas Water & Sewer Revenue Bonds, Series 2003
5.000% due 02/15/2007	3,245	3,530
Harris County, Texas General Obligation Bonds, Series 2004
4.000% due 10/01/2006	1,000	1,058

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Harris County, Texas Municipal Utility District No. 203 General Obligation Bonds, (MBIA Insured), Series 1990
0.000% due 09/01/2015	260	121
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.125% due 12/15/2009	1,000	1,182
6.800% due 12/15/2011	3,000	3,715
Hurst Euless Bedford, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1994
6.500% due 08/15/2024	1,000	1,019
Laredo, Texas General Obligation Bonds, (FGIC Insured), Series 1996
5.250% due 02/15/2009	400	425
Lower Colorado River Authority Texas Revenue Bonds, (FSA Insured), Series 1999
6.000% due 05/15/2010	400	468
Odessa, Texas Junior College District Revenue Bonds, Series 1995
8.125% due 12/01/2018	260	285
Southeast Texas Hospital Financing Agency Revenue Bonds, Series 1979
7.500% due 12/01/2009	825	962
Texas State General Obligation Bonds, Series 2002
5.250% due 08/01/2010	1,050	1,194
Texas State Turnpike Systems Authority Revenue Bonds, Series 2002
5.000% due 06/01/2007	2,000	2,190
Texas State Water Financial Assistance General Obligation Bonds, Series 2002
5.000% due 08/01/2009	685	767
University of Texas Revenue Bonds, Series 2004-B
5.250% due 08/15/2013	9,355	10,732

		39,172

Utah 2.9%
Utah State General Obligation Bonds, Series 2002
5.375% due 07/01/2011	10,000	11,577
Utah State General Obligation Bonds, Series 2002-A
5.000% due 07/01/2007	1,800	1,982
Utah Water Financing Agency Revenue Bonds, (AMBAC Insured), Series 2002
3.500% due 07/01/2005	300	309

		13,868

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Vermont 0.3%
Vermont State General Obligation Bonds, Series 2004
4.000% due 02/01/2007	1,500	1,591

Virginia 1.3%
Chesapeake Bay, Virginia Board & Tunnel District Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 07/01/2009	1,040	1,172
Virginia State Public School Authority Revenue Bonds, Series 2003
5.250% due 08/01/2010	4,640	5,309

		6,481

Washington 6.4%
Everett, Washington Water & Sewer Revenue Bonds, (MBIA Insured), Series 2003
4.500% due 07/01/2011	1,495	1,633
Northwest Washington Energy & Electric Revenue Bonds, (MBIA Insured), Series 2003
5.500% due 07/01/2012	1,500	1,732
Pierce County, Washington School District No. 3 Puyallup General Obligation Bonds, (FSA Insured), Series 2004
5.000% due 06/01/2011	5,990	6,727
5.000% due 06/01/2013	6,955	7,801
Washington State Motor Vehicle Fuel General Obligation Bonds, Series 2001-D
5.000% due 01/01/2012	2,000	2,201
Washington State Motor Vehicle Tax General Obligation Bonds, (AMBAC Insured), Series 2004-F
0.000% due 12/01/2008	1,775	1,562
Washington State Public Power Supply System & Nuclear Project No. 1 Revenue Bonds, (AMBAC Insured), Series 1996
6.000% due 07/01/2007	1,000	1,114
Washington State Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
5.250% due 06/01/2010	8,245	8,172

		30,942

Washington, D.C. 0.1%
District of Columbia General Obligation Bonds, (AMBAC Insured), Series 1993
5.400% due 06/01/2006	555	600

Schedule of Investments

Short Duration Municipal Income Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
West Virginia 0.0%
Kanawha County, West Virginia Residential Mortgage Revenue Bonds, (FGIC Insured), Series 1979
7.375% due 09/01/2010	145	170

Wisconsin 2.8%
Badger Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
5.000% due 06/01/2008	2,240	2,267
5.500% due 06/01/2005	5,635	5,760
Marshfield, Wisconsin Hospital Facilities Revenue Bonds, Series 1978
6.625% due 04/01/2006	520	544
South Milwaukee, Wisconsin School District General Obligation Bonds, (FGIC Insured), Series 2002
3.000% due 04/01/2007	275	284
3.750% due 04/01/2009	240	254
Wisconsin Housing & Economic Development Revenue Bonds, (MBIA Government of Authority Insured), Series 2002
4.500% due 05/01/2010	1,095	1,133
Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2012	3,000	3,370

		13,612

Total Municipal Bonds & Notes (Cost $468,784)		473,509

SHORT-TERM INSTRUMENTS 2.4%

Repurchase Agreement 0.8%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,014. Repurchase proceeds are $3,934.)	3,934	3,934

U.S. Treasury Bills 1.6%
1.010% due 06/03/2004-06/17/2004 (b)(c)(e)	7,650	7,634

Total Short-Term Instruments (Cost $11,570)		11,568

Total Investments (Cost $480,354)	100.5%	$485,077

Written Options (f) (Premiums $743)	(0.3)%	(1,256)

Other Assets and Liabilities (Net)	(0.2)%	(1,074)

Net Assets	100.0%	$482,747

See accompanying notes

PC2N

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Securities with an aggregate market value of $5,640 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond Short Futures	06/2004	361	$(821)

			$(821)

(d)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2014	$29,300	$(1,444)

(e)	Securities with an aggregate market value of $1,997 have been pledged as collateral for swap contracts at March 31,2004.
(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bond June Futures	$114.000	05/21/2004	430	$492	$819
Call - CBOT U.S. Treasury Bond June Futures	116.000	05/21/2004	430	251	437

				$743	$1,256

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 15.0%

Banking & Finance 5.5%
Associates Corp. of North America
7.540% due 04/14/2004	$1,000	$1,002
Bank One Corp.
1.300% due 05/12/2004	1,250	1,250
Bear Stearns Cos., Inc.
1.500% due 09/21/2004 (a)	900	902
1.670% due 07/15/2005 (a)	4,801	4,835
CIT Group, Inc.
2.440% due 07/30/2004 (a)	15,200	15,264
7.125% due 10/15/2004	9,701	10,004
Credit Suisse First Boston
5.250% due 10/27/2005 (a)	4,199	4,410
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	34,910	37,597
Duke Capital Corp.
7.250% due 10/01/2004	2,366	2,429
Ford Motor Credit Co.
1.370% due 04/26/2004 (a)	6,400	6,399
6.700% due 07/16/2004	1,480	1,502
1.470% due 07/19/2004 (a)	5,700	5,697
7.500% due 03/15/2005	26,531	27,885
7.750% due 03/15/2005	9,195	9,663
Gemstone Investors Ltd.
7.710% due 10/31/2004	3,850	3,860
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	19,398	19,406
1.820% due 05/17/2004 (a)	25	25
1.470% due 07/21/2004 (a)	8,300	8,297
2.370% due 10/20/2005 (a)	10,660	10,742
Goldman Sachs Group, Inc.
1.280% due 01/09/2007 (a)	8,800	8,811
HBOS Treasury Services PLC
1.160% due 07/29/2005 (a)	1,500	1,502
Household Finance Corp.
6.700% due 11/15/2005	10,500	11,280
Morgan Stanley Dean Witter & Co.
1.500% due 01/12/2007 (a)	8,550	8,563
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	3,300	3,314
Premium Asset Trust
1.450% due 10/06/2005 (a)	500	500
USAA Capital Corp.
7.050% due 11/08/2006	445	500
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	23,500	23,484
Vita Capital Ltd.
2.560% due 01/01/2007 (a)	3,000	3,014

		232,137

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Industrials 6.0%
3M Co.
4.250% due 09/01/2004	1,000	1,012
Abitibi-Consolidated, Inc.
8.300% due 08/01/2005	2,500	2,620
Altria Group, Inc.
7.500% due 04/01/2004	4,000	4,000
Amoco Corp.
6.250% due 10/15/2004 (a)	1,000	1,026
ChevronTexaco Corp.
6.625% due 10/01/2004	1,000	1,027
Colgate-Palmolive Co.
1.245% due 08/16/2004	500	500
DaimlerChrysler North America Holding Corp.
1.440% due 08/16/2004 (a)	36,208	36,220
Dow Chemical Co.
5.250% due 05/14/2004	6,850	6,878
FedEx Corp.
1.390% due 04/01/2005	6,000	5,997
Fort James Corp.
6.625% due 09/15/2004	5,935	6,054
Halliburton Co.
2.620% due 10/17/2005	800	809
1.870% due 01/26/2007 (a)	7,950	7,903
Hilton Hotels Corp.
7.000% due 07/15/2004	12,126	12,308
ITT Corp.
6.750% due 11/15/2005	5,250	5,552
Jones Intercable, Inc.
8.875% due 04/01/2007	17,720	17,940
Merck & Co, Inc.
4.125% due 01/18/2005	1,175	1,202
MGM Mirage, Inc.
6.950% due 02/01/2005	4,707	4,901
Mirage Resorts, Inc.
6.625% due 02/01/2005	5,250	5,460
7.250% due 10/15/2006	1,500	1,627
News America Holdings
7.430% due 10/01/2026	18,500	21,590
Norfolk Southern Corp.
7.050% due 05/01/2037	20,975	24,168
Owens-Illinois, Inc.
1.000% due 04/01/2008	8,600	8,624
PanAmSat Corp.
6.125% due 01/15/2005	11,920	12,233
Park Place Entertainment Corp.
7.875% due 12/15/2005	500	534
Petroleos Mexicanos
6.500% due 02/01/2005	5,250	5,468
Pioneer National Resources Co.
8.875% due 04/15/2005	10,662	11,335
Procter & Gamble Co.
6.600% due 12/15/2004	1,000	1,038

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Royal Caribbean Cruises Ltd.
8.125% due 07/28/2004	3,380	3,448
Time Warner, Inc.
7.975% due 08/15/2004	10,737	10,978
Tyco International Group S.A.
5.875% due 11/01/2004	6,180	6,321
6.375% due 06/15/2005	4,730	4,953
United Airlines, Inc.
1.391% due 03/02/2049 (a)	9,311	8,520
Waste Management, Inc.
7.000% due 10/01/2004	500	512
Weyerhaeuser Co.
5.500% due 03/15/2005	5,300	5,499
Xerox Capital Europe PLC
5.875% due 05/15/2004	5,000	5,012
Yum! Brands, Inc.
7.450% due 05/15/2005	2,302	2,449

		255,718

Utilities 3.5%
AEP Texas Central Co.
3.000% due 02/15/2005	3,200	3,237
Appalachian Power Co.
4.800% due 06/15/2005	10,330	10,701
Dominion Resources, Inc.
1.393% due 05/15/2006	3,000	3,006
DTE Energy Co.
6.000% due 06/01/2004	8,400	8,458
Edison International, Inc.
6.875% due 09/15/2004	12,535	12,786
Entergy Gulf States, Inc.
8.250% due 04/01/2004	12,060	12,060
2.010% due 06/18/2007 (a)	7,450	7,480
5.200% due 12/03/2007	1,150	1,173
3.600% due 06/01/2008	5,635	5,627
Illinois Power Co.
6.750% due 03/15/2005	2,175	2,251
Niagara Mohawk Power Corp.
8.000% due 06/01/2004	50	51
Ohio Edison Co.
4.000% due 05/01/2008	22,678	22,974
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	3,920	3,922
8.333% due 10/31/2049 (a)	1,900	1,900
Pepco Holding, Inc.
1.920% due 11/15/2004 (a)	5,000	5,000
3.750% due 02/15/2006	4,500	4,614
Potomac Electric Power
6.500% due 09/15/2005	1,500	1,594
Southern California Edison Co.
1.500% due 01/13/2006 (a)	2,500	2,505
Sprint Capital Corp.
5.875% due 05/01/2004	13,680	13,722
7.900% due 03/15/2005	18,380	19,436

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
United Telephone Co. of Florida
7.250% due 12/15/2004	2,000	2,077
Vodafone Group PLC
7.625% due 02/15/2005	3,000	3,159
WorldCom, Inc. - WorldCom Group
7.375% due 01/15/2011 (b)	7,600	2,451

		150,184

Total Corporate Bonds & Notes (Cost $632,702)		638,039

MUNICIPAL BONDS & NOTES 2.5%
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 1998 - A1
1.100% due 09/01/2033 (a)	9,000	9,000
Arizona Educational Loan Marketing Corp. Revenue Bonds, Series 2002
1.100% due 12/01/2037 (a)	4,500	4,500
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	24,100	24,146
Illinois Student Assistance Commission Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.089% due 09/01/2036 (a)	3,500	3,500
Missouri Higher Education Authority Student Loan Revenue Bonds, Series 1998
1.100% due 02/15/2028 (a)	5,600	5,600
Missouri Higher Education Authority Student Loan Revenue Bonds, Series 2001
1.100% due 01/01/2031 (a)	5,100	5,100
Missouri Higher Education Authority Student Loan Revenue Bonds, Series 2002
1.100% due 07/01/2032 (a)	9,000	9,000
Missouri Higher Education Authority Student Loan Revenue Bonds, Series 2003
1.100% due 09/01/2043 (a)	2,000	2,000
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 09/01/2043 (a)	13,750	13,750
North Carolina State Educational Assistance Authority Revenue Bonds, (GTD Insured), Series 2000
1.280% due 06/01/2009 (a)	2,283	2,289

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.093% due 08/01/2041 (a)	12,000	12,000
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.088% due 09/01/2042 (a)	10,700	10,700
Virginia State Public School Authority Revenue Bonds, Series 2002
5.500% due 08/01/2010	3,000	3,476

Total Municipal Bonds & Notes (Cost $105,024)		105,061

U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
0.000% due 06/01/2004	4,800	4,848
1.290% due 11/26/2032	8,428	8,401
1.540% due 10/25/2030 (a)	31	31
1.690% due 10/25/2017 (a)	1,111	1,119
3.070% due 02/01/2018 (a)	56	57
3.152% due 05/01/2021-04/01/2029 (a)(e)	759	779
3.199% due 01/01/2029 (a)	63	65
3.345% due 08/01/2026 (a)	51	52
3.444% due 08/01/2029 (a)	6,311	6,556
3.625% due 10/01/2023	60	61
3.696% due 05/01/2036 (a)	36,057	37,053
4.020% due 10/08/2008	4,000	4,002
4.158% due 05/01/2036 (a)	658	678
4.252% due 11/01/2025 (a)	62	64
5.131% due 07/01/2029 (a)	1,183	1,228
5.260% due 12/01/2040 (a)	3,330	3,444
5.411% due 01/01/2032 (a)	3,917	4,077
6.000% due 02/25/2008	124	127
6.500% due 08/15/2004-10/25/2042 (e)	4,269	4,565
6.500% due 10/25/2023 (c)	227	21
7.000% due 01/01/2005-03/01/2013 (e)	180	189
9.026% due 06/25/2032 (a)	2,496	2,728
Federal Farm Credit Bank
5.100% due 06/07/2004	55	55
Federal Home Loan Bank
6.315% due 06/17/2004	70	71
Federal Housing Administration
7.350% due 04/01/2019	827	839
7.430% due 09/01/2022	424	430
7.435% due 02/01/2019	338	343
Freddie Mac
1.490% due 06/15/2031 (a)	1,803	1,808
1.525% due 12/15/2022	8	8
2.500% due 08/01/2017	204	206
3.200% due 04/09/2007	3,000	3,001
3.750% due 04/15/2004	50,000	50,052
4.050% due 06/21/2005	21,300	21,432
5.625% due 07/15/2028	533	534

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
5.750% due 04/29/2009-06/15/2029 (e)	13,517	13,564
6.485% due 06/24/2004	75	76
6.500% due 11/15/2007-07/25/2043(c)(e)	9,868	9,936
7.000% due 05/15/2023 (c)	248	6
Government National Mortgage Association
1.590% due 02/16/2030 (a)	190	191
3.000% due 08/20/2029-09/20/2029 (a)(e)	12,820	12,887
3.250% due 06/20/2029-05/20/2030 (a)(e)	10,439	10,468
3.500% due 04/20/2030 (a)	4,929	5,016
4.000% due 02/20/2032 (a)	4,533	4,574
4.250% due 03/20/2029-03/20/2030 (a)(e)	4,639	4,719
4.375% due 02/20/2024-06/20/2027 (a)(e)	6,703	6,812
4.375% due 02/20/2019-02/20/2025 (e)	300	303
4.625% due 10/20/2017-12/20/2024 (e)	94	96
4.625% due 11/20/2026-10/20/2027 (a)(e)	3,360	3,441
4.750% due 09/20/2023-09/20/2027 (a)(e)	1,956	2,001
4.750% due 07/20/2022-08/20/2025 (e)	56	56
6.000% due 01/15/2032-03/15/2032 (e)	5,319	5,561
7.500% due 02/20/2030	803	851
8.000% due 07/15/2030-05/15/2032 (e)	947	1,035
8.500% due 06/20/2027	800	873
Small Business Administration
7.540% due 08/10/2009	788	886

Total U.S. Government Agencies (Cost $241,381)		242,276

U.S. TREASURY OBLIGATIONS 2.0%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007 (d)	117	129
3.625% due 01/15/2008	66,158	74,898
3.875% due 01/15/2009	7,136	8,292
3.500% due 01/15/2011	426	496
U.S. Treasury Note
3.375% due 04/30/2004	200	200
7.250% due 05/15/2004	200	202
2.250% due 07/31/2004	200	201
3.125% due 10/15/2008	3,100	3,164

Total U.S. Treasury Obligations (Cost $85,647)		87,582

MORTGAGE-BACKED SECURITIES 6.7%
Ameriquest Mortgage Securities, Inc.
1.570% due 02/25/2034 (a)	2,981	2,909
Bank of America Mortgage Securities, Inc.
6.346% due 07/25/2032 (a)	2,445	2,610
5.769% due 10/20/2032 (a)	8,809	9,066
6.500% due 02/25/2033	6,517	6,859
Bear Stearns Adjustable Rate Mortgage Trust
5.334% due 10/25/2032 (a)	768	780
1.370% due 02/25/2034 (a)	12,878	12,910
Commercial Mortgage Pass-Through Certificate
1.270% due 11/15/2015 (a)	24,896	24,849

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Countrywide Alternative Loan Trust
6.500% due 07/25/2032	991	1,009
Countrywide Home Loans, Inc.
6.015% due 07/19/2031 (a)	90	92
5.745% due 03/19/2032 (a)	215	218
4.975% due 09/19/2032 (a)	3,359	3,439
1.370% due 05/25/2034 (a)(m)	1,200	1,199
Credit-Based Asset Servicing & Securitization LLC
1.430% due 01/25/2032 (a)	346	347
CS First Boston Mortgage Securities Corp.
1.750% due 03/25/2032 (a)	559	552
1.480% due 05/25/2032 (a)	4,404	4,312
1.530% due 08/25/2032 (a)	3,563	3,569
1.490% due 08/25/2033 (a)	23,719	23,428
DLJ Mortgage Acceptance Corp.
7.290% due 11/12/2021	217	226
FFCA Secured Lending Corp.
7.850% due 10/18/2017	1,000	1,096
First Republic Mortgage Loan Trust
1.410% due 06/25/2030 (a)	2,424	2,419
1.440% due 11/15/2031 (a)	1,978	1,979
1.390% due 08/15/2032 (a)	29,045	29,063
Greenwich Capital Acceptance, Inc.
5.542% due 06/25/2024	91	92
GSR Mortgage Loan Trust
1.490% due 11/25/2031 (a)	17,106	17,182
Impac CMB Trust
1.370% due 11/25/2031 (a)	1,050	1,051
Indymac Adjustable Rate Mortgage Trust
6.567% due 01/25/2032 (a)	118	120
6.596% due 01/25/2032 (a)	37	37
Long Beach Mortgage Loan Trust
1.340% due 09/25/2031 (a)	1,250	1,252
MASTR Asset Securitization Trust
5.500% due 09/25/2033	3,610	3,632
Mellon Residential Funding Corp.
1.581% due 10/20/2029 (a)	10,000	10,132
Mortgage Capital Funding, Inc.
7.900% due 02/15/2006	391	426
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	357	359
Prudential Home Mortgage Securities
6.950% due 11/25/2022	78	78
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	1,121	1,145
Sequoia Mortgage Funding Co.
0.800% due 10/21/2007 (c)	519,672	5,602
Sequoia Mortgage Trust
1.470% due 10/20/2027 (a)	13,942	13,939
1.430% due 06/20/2032 (a)	753	750
1.440% due 07/20/2033 (a)	15,365	15,284

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (a)	843	841
1.440% due 03/19/2033 (a)	10,449	10,436
Structured Asset Securities Corp.
7.000% due 11/25/2031	299	308
6.131% due 02/25/2032 (a)	1,975	2,020
1.590% due 07/25/2032 (a)	9,712	9,759
6.150% due 07/25/2032 (a)	5,661	5,730
1.380% due 01/25/2033 (a)	10,852	10,864
Vendee Mortgage Trust
6.500% due 05/15/2025 (a)	777	807
Wachovia Bank Commercial Mortgage Trust
1.280% due 06/15/2013 (a)	13,775	13,781
Washington Mutual Mortgage Securities Corp.
5.780% due 02/25/2031 (a)	416	417
5.175% due 10/25/2032 (a)	6,526	6,672
5.420% due 02/25/2033 (a)	4,993	5,109
1.507% due 08/25/2033 (a)	1,324	1,325
3.570% due 01/25/2041 (a)	472	469
1.265% due 06/25/2042 (a)	12,535	12,705
Wells Fargo Mortgage-Backed Securities Trust
6.356% due 10/25/2031 (a)	11	11
6.683% due 10/25/2031 (a)	1,268	1,272
5.943% due 01/25/2032	343	345

Total Mortgage-Backed Securities (Cost $286,599)		286,883

ASSET-BACKED SECURITIES 6.6%
Advanta Revolving Home Equity Loan Trust
1.460% due 01/25/2024 (a)	52	52
American Residential Eagle Trust
1.430% due 07/25/2029 (a)	187	188
Ameriquest Mortgage Securities, Inc.
1.862% due 11/25/2019	2,621	2,622
1.500% due 02/25/2033 (a)	3,646	3,665
1.500% due 03/25/2033 (a)	2,754	2,768
Amortizing Residential Collateral Trust
1.440% due 10/25/2031 (a)	4,239	4,254
1.380% due 07/25/2032 (a)	402	403
1.300% due 11/25/2032 (a)	802	803
Argent Securities, Inc.
1.540% due 09/25/2033 (a)	4,144	4,168
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.350% due 08/21/2030 (a)	12	12
Bear Stearns Asset-Backed Securities, Inc.
1.420% due 10/25/2032 (a)	5,125	5,135
1.540% due 07/25/2033 (a)	11,925	11,961
Brazos Student Loan Finance Co.
1.911% due 06/01/2023 (a)	9,828	9,926
Capital Asset Research Funding LP
6.400% due 12/15/2004	582	581
5.905% due 12/15/2005 (m)	152	148

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Centex Home Equity Loan Trust
1.350% due 04/25/2032 (a)	2,691	2,695
1.390% due 09/26/2033 (a)	9,280	9,303
Chase Funding Loan Acquisition Trust
1.330% due 07/25/2030 (a)	2,895	2,899
1.440% due 07/25/2031 (a)	2,476	2,481
Chase Funding Mortgage Loan Asset-Backed Certificates
1.310% due 10/25/2030 (a)	387	388
CIT Group Home Equity Loan Trust
1.360% due 06/25/2033 (a)	582	583
Conseco Finance Securitizations Corp.
7.350% due 10/15/2030	809	818
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)	2,398	2,400
1.230% due 11/25/2020 (a)	2,758	2,759
1.190% due 06/25/2021 (a)	1,403	1,404
1.460% due 05/25/2032 (a)	4,266	4,279
Countrywide Home Equity Loan Trust
1.330% due 08/15/2025 (a)	228	228
CS First Boston Mortgage Securities Corp.
1.430% due 02/25/2032 (a)	792	793
Delta Funding Home Equity Loan Trust
1.500% due 09/15/2029 (a)	190	191
EQCC Home Equity Loan Trust
7.067% due 11/25/2024 (a)	153	153
Equity One ABS, Inc.
1.390% due 04/25/2034 (a)	16,455	16,458
Financial Asset Securities Corp. AAA Trust
1.220% due 09/25/2033 (a)	4,516	4,514
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.440% due 09/25/2032 (a)	10,645	10,655
2.820% due 02/25/2034 (a)	8,366	8,542
Fremont Home Loan Trust
1.430% due 02/25/2033 (a)	5,828	5,838
GMAC Mortgage Corp. Loan Trust
1.380% due 06/18/2027 (a)	365	366
GSAMP Trust
1.410% due 07/25/2032 (a)	1,847	1,854
HFC Home Equity Loan Asset-Backed Certificates
1.380% due 05/20/2031	777	779
Home Equity Asset Trust
1.500% due 03/25/2033 (a)	4,351	4,367
1.550% due 05/25/2033 (a)	4,642	4,671
Home Equity Mortgage Trust
1.490% due 09/25/2033 (a)	1,205	1,208
1.510% due 01/15/2034 (a)	5,380	5,407
1.280% due 06/25/2034 (a)	16,154	16,167
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	1,087	1,091
Irwin Home Equity Loan Trust
1.610% due 06/25/2028 (a)	6,280	6,310
1.380% due 06/25/2029 (a)	603	604
1.360% due 07/25/2032 (a)	3,000	3,005

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Long Beach Mortgage Loan Trust
1.370% due 11/25/2009 (a)	3,739	3,745
1.370% due 07/25/2031	2,674	2,677
1.440% due 03/25/2032 (a)	6,027	6,039
1.490% due 03/25/2033 (a)	5,831	5,860
Merrill Lynch Mortgage Investors, Inc.
1.410% due 05/25/2033 (a)	1,072	1,075
1.450% due 11/25/2033 (a)	1,388	1,393
MLCC Mortgage Investors, Inc.
1.470% due 03/15/2025 (a)	2,095	2,104
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.430% due 08/25/2033 (a)	12,676	12,694
Morgan Stanley Dean Witter Capital I, Inc.
1.460% due 07/25/2030 (a)	2,063	2,071
1.420% due 07/25/2032 (a)	1,199	1,203
1.390% due 09/25/2032 (a)	4,298	4,301
New York City Tax Lien
5.590% due 09/10/2014	992	913
Ocwen Mortgage Loan Asset-Backed Certificates
1.400% due 10/25/2029 (a)	3,822	3,825
Option One Mortgage Loan Trust
1.360% due 06/25/2032 (a)	638	640
1.360% due 08/25/2032 (a)	4,106	4,114
Regions Auto Receivables Trust
1.940% due 11/15/2004 (a)	1,121	1,122
Renaissance Home Equity Loan Trust
1.530% due 08/25/2033 (a)	6,834	6,872
Residential Asset Mortgage Products, Inc.
1.420% due 12/25/2033 (a)	12,572	12,580
Residential Asset Securities Corp.
1.320% due 09/25/2031 (a)	3,218	3,223
1.390% due 01/25/2034 (a)	4,044	4,053
Salomon Brothers Mortgage Securities VII, Inc.
1.670% due 12/15/2029 (a)	756	759
1.390% due 03/25/2032 (a)	1,235	1,238
Saxon Asset Securities Trust
1.490% due 12/25/2032 (a)	4,674	4,689
Sears Credit Account Master Trust
5.250% due 10/16/2008	2,319	2,347
6.450% due 11/17/2009	6,821	7,091
Specialty Underwriting & Residential Finance
1.430% due 01/25/2034 (a)	4,788	4,796
Structured Asset Investment Loan Trust
1.190% due 04/25/2033	2,743	2,742
SVO Timeshare Mortgage Corp.
5.470% due 12/20/2006	625	650
Terwin Mortgage Trust
1.670% due 06/25/2033 (a)	6,475	6,479

Total Asset-Backed Securities (Cost $280,449)		281,191

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
SOVEREIGN ISSUES 1.6%
Province of Ontario
7.625% due 06/22/2004		1,325	1,344
Republic of Brazil
2.000% due 04/15/2006 (a)		43,376	42,592
10.000% due 01/16/2007		2,520	2,778
11.500% due 03/12/2008		2,600	2,957
2.062% due 04/15/2009 (a)		14,302	13,471
2.187% due 04/15/2012 (a)		4,690	4,134
8.000% due 04/15/2014		345	338
11.000% due 08/17/2040		160	172

Total Sovereign Issues (Cost $64,155)			67,786

FOREIGN CURRENCY-DENOMINATED ISSUES (k)(l) 0.1%
France Telecom S.A.
4.000% due 11/29/2005	EC	2,000	2,497

Total Foreign Currency-Denominated Issues (Cost $2,348)			2,497

CONVERTIBLE BONDS & NOTES 0.3%

Industrials 0.3%
America Online, Inc.
0.000% due 12/06/2019		$19,330	12,323

Total Convertible Bonds & Notes (Cost $12,107)			12,323

SHORT-TERM INSTRUMENTS 60.2%

Certificates of Deposit 2.2%
Chase Manhattan Bank USA
1.030% due 04/15/2004		50,000	50,000
Wells Fargo Financial, Inc.
1.030% due 04/12/2004		43,000	43,000

			93,000

Commercial Paper 32.8%
Altria Group, Inc.
1.800% due 10/29/2004		26,950	26,950
Barclays U.S. Funding Corp.
1.060% due 04/06/2004		4,000	3,999
Danske Corp.
1.030% due 05/10/2004		17,600	17,580
Fannie Mae
1.010% due 04/21/2004		10,000	9,994
1.005% due 05/19/2004		44,700	44,640
0.990% due 05/20/2004		43,700	43,641
1.010% due 05/26/2004		44,800	44,732
0.990% due 06/02/2004		43,800	43,722
1.010% due 06/02/2004		108,200	108,006
0.990% due 06/09/2004		43,800	43,713
0.995% due 06/09/2004		500	499
0.995% due 06/16/2004		43,700	43,604
1.000% due 06/23/2004		43,800	43,695

Schedule of Investments

Short-Term Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.020% due 06/30/2004	44,700	44,584
1.000% due 07/01/2004	43,700	43,585
1.010% due 07/01/2004	87,300	87,070
1.015% due 07/01/2004	26,400	26,331
1.010% due 07/20/2004	44,000	43,859
Federal Home Loan Bank
0.995% due 04/14/2004	11,600	11,596
0.999% due 04/21/2004	17,300	17,290
1.000% due 04/23/2004	50,000	49,969
1.010% due 05/19/2004	100,000	99,867
Freddie Mac
1.005% due 04/27/2004	65,000	64,953
1.020% due 04/27/2004	100,000	99,926
1.040% due 05/03/2004	14,300	14,287
1.005% due 05/25/2004	44,700	44,633
1.010% due 07/15/2004	15,200	15,154
Kraft Foods, Inc.
2.080% due 05/25/2004	8,150	8,150
Nestle Capital Corp.
1.020% due 05/06/2004	20,000	19,980
Rabobank Netherland NV
1.025% due 04/20/2004	50,000	49,973
Royal Bank of Scotland PLC
1.025% due 05/04/2004	17,000	16,984
1.040% due 05/04/2004	20,000	19,981
UBS Finance, Inc.
1.070% due 04/06/2004	100,000	99,985
1.030% due 04/08/2004	20,000	19,996
1.010% due 04/19/2004	4,200	4,198
1.020% due 06/08/2004	6,600	6,587
1.020% due 06/23/2004	1,100	1,097
Westpac Capital Corp.
1.060% due 06/07/2004	9,100	9,082

		1,393,892

Repurchase Agreement 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $8,536. Repurchase proceeds are $8,368.)	8,368	8,368

U.S. Treasury Bills 25.0%
1.014% due 04/15/2004-06/17/2004 (d)(e)(g)	1,066,955	1,065,645

Total Short-Term Instruments (Cost $2,560,988)		2,560,905

Total Investments (Cost $4,271,400)	100.7%	$4,284,543

Written Options (i)	(0.2)%	(9,541)
(Premiums $9,437)

Other Assets and Liabilities (Net)	(0.5)%	(20,421)

Net Assets	100.0%	$4,254,581

See accompanying notes

PC1B

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Interest only security.
(d)	Securities with an aggregate market value of $5,624 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor June Long Futures	06/2005	168	$264
Euribor September Long Futures	09/2005	305	411
Euribor December Long Futures	12/2005	373	122
Eurodollar September Short Futures	09/2004	87	(129)
U.S. Treasury 10-Year Note Long Futures	06/2004	1,830	2,981

			$3,649

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Securities with an aggregate market value of $4,992 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(h)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	334,000	5,576

Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria floating rate based on 6-month LIBOR plus 0.8125% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/15/2004	$19,300	10
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/01/2004	20,975	(78)
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	1,000	(4)
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	17,000	7
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	21,100	9
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	1,000	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	2,000	4
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/18/2004	9,870	12

Receive a fixed rate equal to 0.710% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 10/21/2004	6,300	2
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	925	109
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	1,400	12
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	11,500	103
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	5,000	46
Receive a fixed rate equal to 1.060% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 03/06/2005	7,000	18
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: Credit Suisse First Boston Exp. 04/30/2005	5,000	(268)

Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	1,000	12
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/15/2005	5,000	(346)
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	2,920	13
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/20/2005	2,000	25
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	2,000	28
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.430%.
Counterparty: Lehman Brothers, Inc. Exp. 10/01/2006	18,500	(1,854)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	7,900	(294)

		$3,143

(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note June Futures	$116.000	05/21/2004	841	$483	$854
Put - CBOT U.S. Treasury Note June Futures	107.000	05/21/2004	841	446	53
Put - CME Eurodollar June Futures	97.000	06/14/2004	4,396	4,921	27
Put - CME Eurodollar June Futures	97.250	06/14/2004	463	612	6

				$6,462	$940

Name of Issuer	Counterparty	Exercise Rate / Price		Expiration Date	Notional Amount	Premium	Value
Call - AOL Time Warner, Inc. 0.000% due 10/01/2006	Merrill Lynch & Co., Inc.	$63.976		12/06/2004	$19,330	$0	$394
Call - OTC Norfolk Southern Corp. 7.050% due 05/01/2037	Morgan Stanley Dean Witter & Co.	100.000		05/01/2004	20,975	0	3,005
Call - OTC Nuveen California Performance Plus Municipal Fund 7.430% due 10/01/2026	Lehman Brothers, Inc.	100.000		10/01/2006	18,500	0	1,164
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	47,500	333	587
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	47,500	328	44
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%**	01/07/2005	55,570	1,225	57
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%*	01/07/2005	55,570	1,089	3,350

						$2,975	$8,601

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(j)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	5.500	05/15/2009	$6,625	$7,486	$7,497
U.S. Treasury Note	4.250	08/15/2013	165,770	171,831	168,274

				$179,317	$175,771

(k)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	559	04/2004	$7	$0	$7
Sell		5,982	04/2004	45	0	45

				$52	$0	$52

(l)	Principal amount denoted in indicated currency:

EC - Euro

(m)	The aggregate value of fair valued securities is $1,347, which is 0.03% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 5.2%

Banking & Finance 3.0%
CIT Group, Inc.
5.625% due 05/17/2004	$1,900	1,910
7.125% due 10/15/2004	2,000	2,062
Ford Motor Credit Co.
6.700% due 07/16/2004	3,400	3,450
7.500% due 03/15/2005	1,100	1,156
General Motors Acceptance Corp.
1.820% due 05/17/2004 (a)	5,800	5,803
3.120% due 03/04/2005 (a)	2,600	2,632
2.370% due 10/20/2005 (a)	3,900	3,930
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)	11,700	11,774
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)	8,000	8,005
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)	1,100	1,123
Trinom Ltd.
5.110% due 12/18/2004 (a)	1,200	1,205
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	6,100	6,096
Vita Capital Ltd.
2.560% due 01/01/2007 (a)	300	301

		49,447

Industrials 0.5%
Alcan, Inc.
1.370% due 12/08/2004 (a)	6,300	6,302
DaimlerChrysler N.A. Holding Corp.
1.910% due 09/26/2005 (a)	1,100	1,108
Enron Corp.
8.000% due 08/15/2005 (b)	1,100	429
Waste Management, Inc.
7.000% due 10/01/2004	1,000	1,024

		8,863

Utilities 1.7%
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)	11,400	11,446
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	14,700	14,709
Sprint Capital Corp.
7.900% due 03/15/2005	1,500	1,586

		27,741

Total Corporate Bonds & Notes (Cost $86,259)		86,051

MUNICIPAL BONDS & NOTES 2.2%

Arizona 0.5%
Arizona Educational Loan Marketing Corp. Revenue Bonds, (GTD Student Loans Insured), Series 1996
1.080% due 12/01/2037	5,100	5,100
1.100% due 12/01/2025	2,700	2,700

		7,800

Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
California 0.2%
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	3,700	3,720

Kentucky 0.9%
Kentucky Higher Education Student Loan Corp. Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.097% due 05/01/2030 (a)	9,700	9,700
1.098% due 05/01/2030 (a)	5,500	5,500

		15,200

Missouri 0.3%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.099% due 07/01/2032 (a)	2,000	2,000
1.100% due 07/01/2032	2,400	2,400
1.100% due 07/01/2032	500	500

		4,900

Pennsylvania 0.1%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.110% due 09/01/2042	1,500	1,500

Utah 0.2%
Utah State Board of Regents Student Loan Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.098% due 11/01/2038 (a)	3,050	3,050

Wisconsin 0.0%
State of Wisconsin General Revenue Bonds, (XLCA Insured), Series 2003
1.050% due 05/01/2032	500	500

Total Municipal Bonds & Notes (Cost $36,632)		36,670

U.S. GOVERNMENT AGENCIES 7.5%
Fannie Mae
1.210% due 03/25/2034 (a)	9,666	9,614
1.490% due 11/25/2032 (a)	8,192	8,204
2.794% due 05/01/2022 (a)	31	32
3.061% due 04/01/2018 (a)	74	75
4.100% due 07/01/2018 (a)	327	333
4.264% due 11/01/2027 (a)	102	104
4.357% due 11/01/2028 (a)	152	156
4.393% due 07/01/2028 (a)	109	112
4.421% due 04/01/2028 (a)	97	99
4.443% due 11/01/2028 (a)	132	136
4.819% due 12/01/2036 (a)	4,443	4,580

Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
4.856% due 02/01/2027 (a)	15	15
5.000% due 04/25/2033	9,480	9,656
5.004% due 12/01/2023 (a)	9	9
5.102% due 09/01/2034 (a)	4,817	4,970
5.231% due 04/01/2033 (a)	3,049	3,122
5.500% due 04/15/2034	2,200	2,254
5.599% due 08/01/2029 (a)	91	94
5.989% due 04/25/2020 (a)	8	7
6.000% due 01/01/2016-04/15/2034 (e)	17,072	17,893
6.500% due 09/01/2005-01/01/2033 (e)	1,941	2,027
6.500% due 09/25/2008-03/25/2023 (c)(e)	452	19
7.000% due 02/01/2015-03/01/2015 (e)	4,262	4,563
7.500% due 09/01/2015-05/01/2016 (e)	3,403	3,648
8.000% due 03/01/2030-07/01/2031 (e)	756	816
Federal Home Loan Bank
6.000% due 08/15/2026	507	510
Freddie Mac
3.259% due 12/01/2022 (a)	139	142
3.274% due 06/01/2022 (a)	123	127
3.850% due 07/01/2019 (a)	1,102	1,134
5.250% due 04/15/2026	228	229
5.500% due 11/15/2015-08/15/2030 (e)	6,987	7,074
5.700% due 02/15/2031	3,338	3,405
6.000% due 03/01/2016-10/01/2033 (e)	17,784	18,500
6.500% due 08/01/2032-10/25/2043 (e)	7,899	8,440
8.500% due 04/01/2025-06/01/2025 (e)	36	40
Government National Mortgage Association
1.490% due 09/20/2030 (a)	20	20
4.375% due 02/20/2026-02/20/2028 (a)(e)	3,267	3,323
4.625% due 12/20/2022-12/20/2027 (a)(e)	1,298	1,331
4.750% due 07/20/2018-07/20/2027 (a)(e)	6,064	6,205
8.000% due 04/20/2030	875	950

Total U.S. Government Agencies (Cost $123,427)		123,968

U.S. TREASURY OBLIGATIONS 3.6%
Treasury Inflation Protected Securities (f)
3.625% due 01/15/2008 (d)	52,037	58,911
3.875% due 01/15/2009	452	525
3.500% due 01/15/2011	851	993

Total U.S. Treasury Obligations (Cost $57,883)		60,429

MORTGAGE-BACKED SECURITIES 6.6%
Amortizing Residential Collateral Trust
1.410% due 07/25/2032 (a)	3,698	3,709
Bank Mart
3.117% due 03/01/2019 (a)(j)(m)	1,639	1,611
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	4,964	5,080
Bear Stearns Adjustable Rate Mortgage Trust
5.983% due 06/25/2032 (a)	1,033	1,054

Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
5.379% due 01/25/2033 (a)	1,868	1,897
5.168% due 03/25/2033 (a)	2,435	2,474
4.380% due 01/25/2034 (a)	4,363	4,430
4.825% due 01/25/2034 (a)	8,029	8,185
Countrywide Alternative Loan Trust
5.875% due 07/25/2032	474	477
6.000% due 10/25/2033	7,867	8,087
CS First Boston Mortgage Securities Corp.
1.640% due 11/25/2031 (a)	1,256	1,260
1.490% due 02/25/2032 (a)	946	947
2.003% due 03/25/2032 (a)	5,923	5,854
5.559% due 06/25/2032 (a)	542	546
6.187% due 06/25/2032 (a)	1,057	1,079
6.000% due 01/25/2033	483	482
First Horizon Asset Securities, Inc.
7.000% due 09/25/2030	352	354
Fund America Investors Corp.
4.075% due 06/25/2023 (a)	39	38
Housing Securities, Inc.
1.790% due 07/25/2032 (a)(m)	47	46
Impac CMB Trust
1.490% due 07/25/2033 (a)	6,790	6,796
1.470% due 10/25/2033 (a)	1,058	1,057
1.340% due 01/25/2034 (a)	5,589	5,595
MASTR Asset Securitization Trust
5.375% due 10/25/2032	236	237
5.500% due 09/25/2033	4,655	4,683
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	1,945	1,984
MLCC Mortgage Investors, Inc.
2.834% due 01/25/2029 (a)	8,430	8,617
Prime Mortgage Trust
1.490% due 02/25/2019 (a)	794	796
1.490% due 02/25/2034 (a)	3,233	3,240
Resecuritization Mortgage Trust
1.340% due 04/26/2021 (a)	24	23
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	2,545	2,599
Salomon Brothers Mortgage Securities VII, Inc.
4.675% due 12/25/2030 (a)	2,489	2,553
Structured Asset Mortgage Investments, Inc.
9.410% due 06/25/2029 (a)	2,687	2,742
Structured Asset Securities Corp.
1.390% due 10/25/2027 (a)	2,546	2,546
1.570% due 03/25/2031 (a)	869	869
3.993% due 09/25/2036 (a)	82	82
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	641	650
6.010% due 04/25/2031 (a)	392	393
3.061% due 02/27/2034 (a)	4,639	4,699
2.644% due 06/25/2042 (a)	11,950	12,112

Total Mortgage-Backed Securities (Cost $109,825)		109,883

Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
ASSET-BACKED SECURITIES 5.8%
AFC Home Equity Loan Trust
1.240% due 06/25/2028 (a)	1,730	1,730
Ameriquest Mortgage Securities, Inc.
1.410% due 05/25/2032 (a)	768	770
1.360% due 08/25/2032 (a)	1,815	1,817
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.350% due 08/21/2030 (a)	11	10
Chase Funding Mortgage Loan Asset-Backed Certificates
1.460% due 10/25/2032 (a)	3,275	3,293
Citifinancial Mortgage Securities, Inc.
1.190% due 05/25/2033 (a)	6,276	6,279
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)	6,735	6,741
1.230% due 11/25/2020 (a)	2,468	2,469
1.310% due 05/25/2029 (a)	1,119	1,121
CS First Boston Mortgage Securities Corp.
1.400% due 01/25/2032 (a)	1,890	1,895
1.420% due 05/25/2043 (a)	2,887	2,882
Green Tree Financial Corp.
6.970% due 04/01/2031	256	257
Home Equity Mortgage Trust
1.340% due 04/25/2034 (a)	3,625	3,629
Indy Mac Home Equity Loan Asset-Backed Trust
1.540% due 10/25/2033 (a)	4,964	4,992
Irwin Home Equity
1.340% due 11/25/2028 (a)	12,460	12,462
Novastar Home Equity Loan
1.365% due 04/25/2028 (a)	619	620
Residential Asset Mortgage Products, Inc.
1.340% due 02/25/2034 (a)	14,377	14,324
Residential Asset Securities Corp.
1.210% due 06/25/2025 (a)	4,128	4,130
1.390% due 01/25/2034 (a)	5,104	5,114
SLM Student Loan Trust
1.095% due 03/15/2028	2,400	2,401
1.100% due 06/17/2030 (a)	14,050	14,059
Structured Asset Investment Loan Trust
1.230% due 08/25/2010 (a)	4,440	4,441

Total Asset-Backed Securities (Cost $95,419)		95,436

SOVEREIGN ISSUES 1.1%
Hydro - Quebec
1.212% due 09/29/2049 (a)	1,200	1,130
Republic of Brazil
2.000% due 04/15/2006 (a)	4,660	4,576
10.000% due 01/16/2007	3,000	3,307
2.062% due 04/15/2009 (a)	4,012	3,778

Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
United Mexican States
1.840% due 01/13/2009 (a)		4,700	4,752

Total Sovereign Issues (Cost $17,091)			17,543

FOREIGN CURRENCY-DENOMINATED ISSUES (k)(l) 0.5%
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	9,750	8,225

Total Foreign Currency-Denominated Issues (Cost $6,657)			8,225

PURCHASED PUT OPTIONS 0.0%
	# of contracts
Eurodollar September Futures (CME)
Strike @ 97.250 Exp. 09/13/2004		1,695	21
S&P 500 Index June Futures (CME)
Strike @ 675.000 Exp. 06/18/2004		1,512	76

Total Purchased Put Options (Cost $174)			97

PREFERRED SECURITY 0.6%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)		913	9,723

Total Preferred Security (Cost $9,564)			9,723

SHORT-TERM INSTRUMENTS 67.3%
	Principal Amount (000s)
Certificates of Deposit 4.0%
Chase Manhattan Bank USA
1.030% due 05/28/2004		$32,300	32,300
Citibank New York N.A.
1.040% due 06/04/2004		33,800	33,800

			66,100

Commercial Paper 41.6%
Altria Group, Inc.
1.800% due 10/29/2004		2,100	2,100
Barclays U.S. Funding Corp.
1.030% due 05/21/2004		25,900	25,863
CBA (de) Finance
1.040% due 04/30/2004		7,500	7,494
Danske Corp.
1.030% due 05/11/2004		13,500	13,484
European Investment Bank
1.015% due 04/13/2004		17,900	17,894

Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Fannie Mae
1.000% due 04/14/2004	28,000	27,990
1.000% due 05/19/2004	19,900	19,873
1.005% due 05/19/2004	27,500	27,463
1.000% due 05/26/2004	33,300	33,249
1.000% due 05/28/2004	16,200	16,175
1.010% due 06/09/2004	16,900	16,866
1.010% due 06/23/2004	19,500	19,453
1.015% due 06/30/2004	5,800	5,785
1.020% due 06/30/2004	15,700	15,659
1.010% due 07/01/2004	7,500	7,480
Federal Home Loan Bank
1.010% due 04/01/2004	33,000	33,000
0.995% due 04/12/2004	3,500	3,499
1.000% due 04/23/2004	20,000	19,988
1.010% due 05/26/2004	32,300	32,251
1.010% due 05/28/2004	400	399
Freddie Mac
1.020% due 04/27/2004	40,300	40,270
1.040% due 05/03/2004	14,000	13,987
1.025% due 05/04/2004	18,500	18,483
1.010% due 05/18/2004	15,600	15,580
1.000% due 05/25/2004	16,100	16,076
1.005% due 05/25/2004	15,700	15,676
1.010% due 06/15/2004	16,500	16,464
General Electric Capital Corp.
1.090% due 04/12/2004	12,000	11,996
HBOS Treasury Services PLC
1.100% due 04/15/2004	2,400	2,399
1.050% due 05/05/2004	19,600	19,581
1.030% due 06/16/2004	8,200	8,182
1.040% due 06/30/2004	19,400	19,350
Nestle Capital Corp.
1.020% due 05/10/2004	33,700	33,663
Rabobank USA Financial Corp.
1.025% due 04/20/2004	25,300	25,286
1.030% due 05/10/2004	1,300	1,298
Royal Bank of Scotland PLC
1.030% due 04/27/2004	16,200	16,188
1.025% due 05/04/2004	20,000	19,981
UBS Finance, Inc.
1.050% due 04/08/2004	6,000	5,999
1.030% due 06/07/2004	42,700	42,618
1.020% due 06/16/2004	600	599

		689,641

Repurchase Agreement 0.3%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $5,364. Repurchase proceeds are $5,255.)	5,255	5,255

Schedule of Investments

StocksPLUS Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. Treasury Bills 21.4%
1.003% due 04/15/2004-06/17/2004 (d)(e)(g)	354,130	353,652

Total Short-Term Instruments (Cost $1,114,679)		1,114,648

Total Investments (Cost $1,657,610)	100.4%	$1,662,673

Written Options (i) (Premiums $1,042)	(0.1)%	(1,043)

Other Assets and Liabilities (Net)	(0.3)%	(6,147)

Net Assets	100.0%	$1,655,483

See accompanying notes

PC1G

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Interest only security.
(d)	Securities with an aggregate market value of $106,727 have been segregated with the custodian to cover margin requirements for the following open futures contracts at :

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Purchased Put Options Strike @ 95.875	12/2004	80	$(1)
Euribor Purchased Put Options Strike @ 95.000	03/2005	160	(3)
Euribor Purchased Put Options Strike @ 93.000	12/2005	400	0
Euribor Purchased Put Options Strike @ 92.500	12/2005	175	(3)
Euribor Written Put Options Strike @ 97.500	09/2004	55	16
Euribor Written Put Options Strike @ 97.000	12/2004	51	50
Emini S&P 500 Index June Long Futures	06/2004	8,910	(10,203)
Euribor June Long Futures	06/2005	239	360
Euribor September Long Futures	09/2005	250	298
Euribor December Long Futures	12/2005	416	269
Euro-Bobl 5-Year Note Long Futures	06/2004	202	335
Eurodollar March Long Futures	03/2005	27	33
Eurodollar March Long Futures	03/2006	277	(83)
Eurodollar March Long Futures	03/2008	15	22
Eurodollar June Long Futures	06/2005	303	(44)
Eurodollar June Long Futures	06/2008	15	20
Eurodollar September Long Futures	09/2005	307	(41)
Eurodollar September Long Futures	09/2008	15	19
Eurodollar December Long Futures	12/2004	21	40
Eurodollar December Long Futures	12/2005	311	(23)
Eurodollar December Long Futures	12/2008	15	19
S&P 500 Index June Long Futures	06/2004	3,450	(16,486)
S&P 500 Index September Long Futures	09/2004	580	3,413
U.S. Treasury 5-Year Note Long Futures	06/2004	28	34
U.S. Treasury 10-Year Note Long Futures	06/2004	11	(3)

			$(21,962)

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Security, or a portion thereof, has been pledged as collateral for swap and/or swaption contracts. The aggregate market value for all securities pledged as collateral was $998 as of March 31, 2004.

Type	# of Contracts	Unrealized Appreciation
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.070%
Counterparty: J.P. Morgan Chase & Co. Exp. 04/30/2004	11,569	$0
	Notional Amount
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$1,400	1

		$1

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(f)	Principal amount of security is adjusted for inflation.
(h)	Securities with an aggregate market value of $998 have been pledged as collateral for swap and swaption contracts at March 31,2004.

(i)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$109.000	05/21/2004	909	$457	$114
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	909	490	924
Put - CME Eurodollar June Futures	98.000	06/14/2004	384	95	5

				$1,042	$1,043

(j)	Restricted security as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as Percentage of Net Assets
Bank Mart	07/07/1995	$1,644	$1,611	0.10%

(k)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EC	5,140	04/2004	$38	$0	$38
Sell	N$	11,567	04/2004	0	(69)	(69)

				$38	$(69)	$(31)

(l)	Principal amount denoted in indicated currency:

EC	-	Euro
N$	-	New Zealand Dollar

(m)	The aggregate value of fair valued securities is $1,657, which is 0.10% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 2.7%

Banking & Finance 1.6%
CIT Group, Inc.
2.440% due 07/30/2004 (a)	$10	$10
2.620% due 01/31/2005 (a)	50	51
Ford Motor Credit Co.
6.700% due 07/16/2004	1,000	1,015
3.045% due 10/25/2004 (a)	1,000	1,006
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	200	200
1.470% due 07/21/2004 (a)	20	20
3.120% due 03/04/2005 (a)	100	101
2.370% due 10/20/2005 (a)	600	605
National Australia Bank Ltd.
1.745% due 05/19/2010 (a)	600	604
Pemex Project Funding Master Trust
7.375% due 12/15/2014	10	11
Verizon Wireless Capital LLC
1.190% due 05/23/2005 (a)	800	799

		4,422

Industrials 0.0%
DaimlerChrysler NA Holding Corp.
1.910% due 09/26/2005 (a)	40	40

Utilities 1.1%
AEP Texas Central Co.
2.370% due 02/15/2005 (a)	5	5
Entergy Gulf States, Inc.
2.010% due 06/18/2007 (a)	300	301
Northern Indiana Public SVC
6.500% due 07/22/2004	200	203
Pacific Gas & Electric Co.
1.810% due 04/03/2006 (a)	2,600	2,602

		3,111

Total Corporate Bonds & Notes (Cost $7,560)		7,573

MUNICIPAL BONDS & NOTES 3.7%
California Cucamonga County Water District Certificates of Participation Bonds (FGIC Insured), Series 2001
5.125% due 09/01/2035	2,400	2,519
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	100	100
City of Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2035	1,700	1,754

Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2033	1,200	1,258
Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2031	800	840
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	30	30
Lower Colorado River Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2028	1,000	1,035
New Jersery State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	40	40
Metropolitan Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 11/15/2032	500	521
New York State Environmental Facilities Corp. Clean Water & Drinking Revolving Funds Revenue Bonds, Series 2003
5.000% due 06/15/2033	600	624
Orange County, California Sanitation District Certificates of Participation Bonds, (FGIC Insured), Series 2003
5.000% due 02/01/2033	100	104
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2033	1,200	1,250
Utah State Borad Regent Student Loan Revenue Bonds (GTD Student Loans Insured), Series 2001
1.095% due 05/01/2041 (a)	500	500

Total Municipal Bonds & Notes (Cost $10,419)		10,575

U.S. GOVERNMENT AGENCIES 4.9%
Fannie Mae
1.220% due 03/25/2034 (a)	1,594	1,586
1.450% due 03/25/2044 (a)	2,700	2,694
1.490% due 11/25/2032 (a)	303	304
3.697% due 05/01/2036 (a)	33	34
4.849% due 12/01/2036 (a)	154	159
5.000% due 11/01/2017-04/25/2033 (b)	530	545
5.102% due 09/01/2034 (a)	193	199
5.229% due 04/01/2033 (a)	111	113
5.500% due 04/15/2034 (a)	1,200	1,230
6.000% due 04/15/2034	1,000	1,041
6.500% due 05/01/2032-08/01/2032 (b)	25	26

Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
7.000% due 09/01/2013	40	43
8.000% due 12/01/2030	7	7
Freddie Mac
3.375% due 02/01/2024 (a)	34	35
4.500% due 10/01/2007	147	151
5.000% due 08/15/2013	1,253	1,270
5.500% due 08/15/2030	872	882
5.700% due 02/15/2031	47	48
6.000% due 01/15/2029-02/15/2030 (b)	3,190	3,257
6.500% due 08/01/2032	13	13
8.000% due 01/01/2017	89	97
Government National Mortgage Association
4.375% due 03/20/2027 (a)	12	13
8.000% due 02/15/2030	6	7

Total U.S. Government Agencies (Cost $13,753)		13,754

U.S. TREASURY OBLIGATIONS 1.2%
Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	665	753
3.875% due 01/15/2009	135	157
3.000% due 07/15/2012	1,442	1,642
1.875% due 07/15/2013	605	630
U.S. Treasury Note
4.000% due 02/15/2014	100	101

Total U.S. Treasury Obligations (Cost $3,140)		3,283

MORTGAGE-BACKED SECURITIES 4.4%
Amortizing Residential Collateral Trust
1.410% due 07/25/2032 (a)	603	605
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2019	827	847
6.500% due 02/25/2033	261	274
Bear Stearns Adjustable Rate Mortgage Trust
5.381% due 02/25/2033 (a)	4	5
5.168% due 03/25/2033 (a)	23	24
4.825% due 12/25/2033 (a)	560	571
4.380% due 01/25/2034 (a)	279	283
Countrywide Alternative Loan Trust
6.000% due 10/25/2033	715	735
Countrywide Home Loans, Inc.
5.522% due 05/19/2032 (a)	2	2
1.370% due 05/25/2034 (a)(j)	1,500	1,498
CS First Boston Mortgage Securities Corp.
5.752% due 05/25/2032 (a)	10	11
5.728% due 10/25/2032 (a)	1,306	1,341
6.000% due 01/25/2033	26	26
GSR Mortgage Loan Trust
6.000% due 03/25/2032	10	10
Impac CMB Trust
1.490% due 07/25/2033 (a)	312	312
1.340% due 01/25/2034 (a)	898	899

Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
MASTR Asset Securitization Trust
5.500% due 09/25/2033	82	82
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	50	51
MLCC Mortgage Investors, Inc.
2.834% due 01/25/2029 (a)	872	891
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	6	6
Prime Mortgage Trust
1.490% due 02/25/2034 (a)	537	538
Salomon Brothers Mortgage Securities VII
4.000% due 12/25/2018	1,751	1,770
Structured Asset Securities Corp.
1.590% due 11/25/2033 (a)	713	706
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2032	4	4
5.420% due 02/25/2033 (a)	15	15
3.061% due 02/27/2034 (a)	153	155
2.643% due 08/25/2042 (a)	639	635
Washington Mutual, Inc.
5.501% due 04/26/2032 (a)	243	247

Total Mortgage-Backed Securities (Cost $12,535)		12,543

ASSET-BACKED SECURITIES 9.2%
Ameriquest Mortgage Securities, Inc.
1.400% due 05/25/2032 (a)	361	362
Amortizing Residential Collateral Trust
1.380% due 07/25/2032 (a)	563	564
Centex Home Equity Loan Trust
5.770% due 11/25/2027 (a)	11	12
Citifinancial Mortgage Securities, Inc.
1.190% due 05/25/2033 (a)	377	377
Countrywide Asset-Backed Certificates
1.340% due 07/25/2018 (a)	739	740
Credit-Based Asset Servicing and Securitization
1.340% due 09/25/2033 (a)	790	791
CS First Boston Mortgage Securities Corp.
1.400% due 01/25/2032 (a)	93	94
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.790% due 04/25/2032	2,359	2,369
GSAMP Trust
6.000% due 10/25/2033 (a)	2,800	2,800
Long Beach Mortgage Loan Trust
1.540% due 11/25/2032 (a)	1,533	1,542
Residential Asset Mortgage Products, Inc.
1.430% due 09/25/2033 (a)	1,906	1,913
1.340% due 02/25/2034 (a)	2,265	2,257
Residential Asset Securities Corp.
1.240% due 06/25/2023 (a)	1,529	1,529
1.210% due 06/25/2025 (a)	688	688
5.226% due 06/25/2027	1,194	1,200

Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
SLM Student Loan Trust
1.100% due 06/17/2030 (a)		1,600	1,601
Specialty Underwriting & Residential Finance
1.420% due 11/25/2034 (a)		4,066	4,078
Structured Asset Investment Loan Trust
1.210% due 06/25/2033 (a)		1,312	1,312
Structured Asset Securities Corp.
1.540% due 02/25/2033 (a)		502	504
Truman Capital Mortgage Loan Trust
1.430% due 01/25/2034 (a)		1,530	1,523

Total Asset-Backed Securities (Cost $26,258)			26,256

SOVEREIGN ISSUES 0.6%
Republic of Brazil
2.000% due 04/15/2006 (a)		560	550
2.062% due 04/15/2009 (a)		1,229	1,158
United Mexican States
6.375% due 01/16/2013		20	22

Total Sovereign Issues (Cost $1,750)			1,730

FOREIGN CURRENCY-DENOMINATED (h)(i) ISSUES 5.2%
Republic of Germany
5.250% due 07/04/2010	EC	5,800	7,872
5.250% due 01/04/2011		5,000	6,796

Total Foreign Currency-Denominated Issues (Cost $14,575)			14,668

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
S&P 500 Index June Futures (CME)
Strike @ 675.000 Exp. 06/18/2004		393	20
U.S. Treasury Note June Futures (CBOT)
Strike @ 96.000 Exp. 05/21/2004		590	9

Total Purchased Put Options (Cost $52)			29

PREFERRED SECURITY 0.3%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)		90	958

Total Preferred Security (Cost $948)			958

Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 73.2%

Certificates of Deposit 0.5%
Citibank New York N.A.
1.035% due 04/30/2004	$1,400	1,400

Commercial Paper 52.5%
ABN AMRO North America Finance
1.045% due 06/07/2004	6,000	5,988
Alcon Capital Corp.
1.020% due 05/25/2004	1,000	998
Altria Group, Inc.
1.800% due 10/29/2004	300	300
Anz (Delaware), Inc.
1.025% due 04/19/2004	6,600	6,597
1.025% due 05/20/2004	1,500	1,498
1.020% due 06/03/2004	1,100	1,098
Barclays U.S. Funding Corp.
1.060% due 04/06/2004	600	600
1.020% due 04/27/2004	3,000	2,998
1.030% due 06/08/2004	3,200	3,194
CBA (de) Finance
1.030% due 05/10/2004	5,300	5,294
1.030% due 05/21/2004	2,500	2,496
1.020% due 06/09/2004	1,300	1,297
CDC Commercial Corp.
1.020% due 06/11/2004	3,300	3,293
Danske Corp.
1.030% due 04/14/2004	2,300	2,299
1.025% due 05/12/2004	3,700	3,696
1.030% due 05/17/2004	300	300
1.025% due 06/18/2004	2,400	2,395
European Investment Bank
1.015% due 04/13/2004	2,800	2,799
1.020% due 04/15/2004	3,000	2,999
Fannie Mae
1.020% due 05/05/2004	6,000	5,994
1.030% due 07/01/2004	1,600	1,596
Federal Home Loan Bank
1.010% due 04/01/2004	5,000	5,000
1.010% due 04/23/2004	500	500
1.015% due 05/07/2004	13,200	13,187
Freddie Mac
1.010% due 04/20/2004	5,200	5,197
1.005% due 04/27/2004	4,100	4,097
1.040% due 05/03/2004	2,700	2,698
1.020% due 05/04/2004	7,000	6,993
General Electric Capital Corp.
1.040% due 05/11/2004	6,000	5,993
1.040% due 06/08/2004	1,900	1,896
1.040% due 07/08/2004	1,300	1,296
HBOS Treasury Services PLC
1.040% due 05/17/2004	2,000	1,997
1.060% due 06/11/2004	1,100	1,098
1.030% due 06/21/2004	800	798
1.030% due 06/29/2004	2,200	2,194
1.040% due 06/30/2004	2,600	2,593

Schedule of Investments

StocksPLUS Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Pfizer, Inc.
1.015% due 06/03/2004	3,000	2,995
Rabobank USA Financial Corp.
1.030% due 05/10/2004	2,000	1,998
1.045% due 06/15/2004	4,000	3,991
Royal Bank of Scotland PLC
1.010% due 04/12/2004	2,000	1,999
1.025% due 05/04/2004	1,700	1,698
1.015% due 05/12/2004	3,200	3,196
Shell Finance (UK) PLC
1.015% due 04/08/2004	3,500	3,499
1.020% due 06/03/2004	4,900	4,891
UBS Finance, Inc.
1.050% due 04/05/2004	1,000	1,000
1.050% due 04/08/2004	1,300	1,300
1.020% due 06/03/2004	3,900	3,893
1.030% due 06/10/2004	2,600	2,595
Westpac Trust Securities NZ Ltd.
1.040% due 05/25/2004	1,500	1,498
1.040% due 06/24/2004	1,600	1,596

		149,415

Repurchase Agreement 1.6%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.125% due 05/15/2006 valued at $4,686. Repurchase proceeds are $4,593.)	4,593	4,593

U.S. Treasury Bills 18.6%
1.007% due 04/15/2004-06/17/2004 (b)(d)	52,890	52,811

Total Short-Term Instruments (Cost $208,225)		208,219

Total Investments (Cost $299,215)	105.4%	$299,588

Written Options (f) (Premiums $11)	(0.0)%	(12)

Other Assets and Liabilities (Net)	(5.4)%	(15,256)

Net Assets	100.0%	$284,320

See accompanying notes

PC2Z

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $21,953 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Purchased Put Options Strike @ 94.875	12/2004	15	$0
Euribor Purchased Put Options Strike @ 95.500	12/2004	250	(4)
Euribor Purchased Put Options Strike @ 94.750	03/2005	50	(1)
Euribor Purchased Put Options Strike @ 93.000	12/2005	40	0
Euribor Written Put Options Strike @ 97.500	09/2004	7	2
Euribor Written Put Options Strike @ 97.000	12/2004	3	3
Euro-Bobl Purchased Put Options Strike @ 104.500	06/2004	50	0
Euro-Bund Purchased Put Options Strike @ 106.500	06/2004	40	0
United Kingdom 90-Day LIBOR Purchased Put Options Strike @ 93.750	06/2004	1	0
United Kingdom 90-Day LIBOR Purchased Put Options Strike @ 92.500	09/2004	6	0
Emini S&P 500 Index June Long Futures	06/2004	51	(72)
Euribor June Long Futures	06/2005	94	155
Euribor September Long Futures	09/2005	99	137
Euribor December Long Futures	12/2005	163	127
Euro-Bobl 5-Year Note Long Futures	06/2004	71	92
Euro-Bund 10-Year Note Long Futures	06/2004	56	110
S&P 500 Index June Long Futures	06/2004	1,037	(5,682)
U.S. Treasury 5-Year Note Long Futures	06/2004	26	20
U.S. Treasury 10-Year Note Long Futures	06/2004	583	985

			$(4,128)

(e)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC	1,300	24
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007		20,300	(3)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008		3,600	6
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/01/2004		$100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004		200	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004		300	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004		200	0

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	600	0

$27

(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bill June Futures	$113.000	05/21/2004	1	$2	$3
Call - CBOT U.S. Treasury Bill June Futures	116.000	05/21/2004	9	9	9

				$11	$12

(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Bonds	6.250	05/15/2030	$2,100	$2,536	$2,491

(h)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	181	05/2004	$0	$0	$0
Buy		300	06/2004	0	0	0
Buy	CP	42,637	05/2004	0	0	0
Buy		60,602	06/2004	0	(1)	(1)
Sell	EC	2,255	04/2004	16	(2)	14
Buy	H$	474	05/2004	0	0	0
Buy		777	06/2004	0	0	0

Buy	IR	4,703	06/2004	4	0	4
Buy	KW	71,034	05/2004	1	0	1
Buy		118,000	06/2004	2	0	2
Buy	MP	1,121	06/2004	0	(1)	(1)
Buy	PN	208	05/2004	0	0	0
Buy		244	06/2004	0	0	0
Buy	RR	1,739	05/2004	0	0	0
Buy		2,854	06/2004	0	0	0
Buy	S$	103	05/2004	1	0	1
Buy		170	06/2004	2	0	2
Buy	SR	402	05/2004	3	0	3
Buy		480	06/2004	5	0	5
Buy	SV	1,973	05/2004	0	0	0
Buy		2,340	06/2004	1	0	1
Buy	T$	2,020	05/2004	0	0	0
Buy		3,321	06/2004	1	0	1

				$36	$(4)	$32

(i)	Principal amount denoted in indicated currency:

BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

(j)	The aggregate value of fair valued securities is $1,500, which is 0.53% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 5.8%

Banking & Finance 3.5%
Air 2 U.S. Equipment Trust
8.027% due 10/01/2019	$20,908	$18,991
Allstate Life Funding LLC
1.420% due 07/26/2004 (a)	9,600	9,610
Aristar, Inc.
7.375% due 09/01/2004	20,000	20,508
Associates Corp. of North America
5.800% due 04/20/2004	510	511
Atlas Reinsurance II PLC
3.525% due 01/07/2005 (a)	400	403
Bank of America Corp.
6.625% due 06/15/2004	40	40
6.125% due 07/15/2004	600	608
Bank One Corp.
1.400% due 05/07/2004 (a)	8,200	8,203
Bear Stearns Cos., Inc.
1.540% due 06/01/2004 (a)	12,665	12,677
Chase Manhattan Corp.
5.750% due 04/15/2004 (a)	150	150
CIT Group, Inc.
5.625% due 05/17/2004	21,650	21,766
2.440% due 07/30/2004 (a)	10,000	10,042
2.620% due 01/31/2005 (a)	75	76
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	23,600	25,416
Duke Capital Corp.
7.250% due 10/01/2004	9,000	9,239
Export-Import Bank of Korea
6.500% due 11/15/2006	9,035	9,763
7.100% due 03/15/2007	31,900	35,713
First National Bank Chicago
8.080% due 01/05/2018	250	312
Ford Motor Credit Co.
7.500% due 06/15/2004	100	101
6.700% due 07/16/2004	99,266	100,716
1.470% due 07/19/2004 (a)	5,800	5,796
8.250% due 02/23/2005	2,500	2,608
7.500% due 03/15/2005	29,859	31,383
1.307% due 04/28/2005 (a)	5,000	4,958
1.600% due 07/07/2005	13,900	13,818
1.560% due 07/18/2005 (a)	10,990	10,932
7.600% due 08/01/2005	5,000	5,317
Gemstone Investors Ltd.
7.710% due 10/31/2004	120,650	120,952
General Motors Acceptance Corp.
1.401% due 04/05/2004 (a)	71,375	71,375
1.401% due 04/05/2004 (a)	31,700	31,700
1.930% due 05/04/2004 (a)	3,000	3,001
1.830% due 05/10/2004 (a)	149,200	149,257
1.820% due 05/17/2004 (a)	94,700	94,743

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.370% due 05/28/2004 (a)	73,000	72,994
6.850% due 06/17/2004	2,200	2,225
1.550% due 07/20/2004 (a)	21,000	20,998
1.470% due 07/21/2004 (a)	36,200	36,187
1.520% due 07/30/2004 (a)	90,877	90,860
3.020% due 05/19/2005 (a)	82,825	83,955
2.370% due 10/20/2005 (a)	59,100	59,554
8.950% due 07/02/2009	5,915	6,594
7.430% due 12/01/2021	176	179
Goldman Sachs Group, L.P.
1.830% due 02/09/2009 (a)	10,000	10,203
Hartford Life, Inc.
6.900% due 06/15/2004	600	606
Household Finance Corp.
8.000% due 08/01/2004	225	230
HSBC Capital Funding LP
9.547% due 12/31/2049 (a)	43,400	56,424
10.176% due 12/31/2049 (a)	46,160	69,730
10.176% due 12/31/2049 (a)	20,000	30,036
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)	600	651
Jenkins-Empire Associates
6.840% due 08/01/2008 (o)	1,624	1,638
Korea Development Bank
7.125% due 04/22/2004 (a)	320	321
6.750% due 12/01/2005	55	59
7.250% due 05/15/2006	50	55
LG&E Capital Corp.
6.205% due 05/01/2004	1,000	1,003
Lloyds TSB Bank PLC
1.520% due 08/25/2010	3,000	3,008
Merrill Lynch & Co., Inc.
6.550% due 08/01/2004	2,400	2,442
Natexis Ambs Co.
8.440% due 12/29/2049	14,000	16,699
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)	138,200	138,282
Nordbanken AB
8.950% due 11/29/2049	28,000	35,100
Osprey Trust
8.310% due 01/15/2049 (b)	68,455	23,959
Pacific Life Insurance Co.
7.900% due 12/30/2023	8,000	9,436
Parker Retirement Savings Plan
6.340% due 07/15/2008	486	538
Pemex Project Funding Master Trust
2.650% due 01/07/2005 (a)	152,300	152,934
7.875% due 02/01/2009	3,770	4,364
9.125% due 10/13/2010	85	105
8.000% due 11/15/2011	100,650	117,609
7.375% due 12/15/2014	32,130	35,905
8.625% due 02/01/2022	59,110	68,568

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)	36,600	37,406
3.601% due 07/03/2008 (a)	36,600	37,333
4.651% due 07/03/2008 (a)	16,700	16,402
Premium Asset Trust
1.445% due 11/27/2004 (a)	48,900	48,995
1.450% due 10/06/2005 (a)	300	300
1.495% due 09/08/2007 (a)	34,900	33,875
Prime Property Funding II
7.000% due 08/15/2004	110	112
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	15,500	13,679
7.250% due 02/15/2011	29,443	25,468
Racers
1.420% due 08/15/2007	4,500	4,419
Reliance Group Holdings, Inc.
9.000% due 11/15/2049 (b)	19,000	2,945
9.750% due 12/31/2049 (b)	10,000	134
Residential Reinsurance Ltd.
6.163% due 06/01/2004 (a)	88,200	88,660
6.070% due 06/08/2006 (a)	17,800	18,200
Royal Bank of Scotland PLC
8.817% due 03/31/2049	45,400	48,492
9.118% due 03/31/2049 (a)	73,700	94,295
7.648% due 08/31/2049	195	237
Spieker Properties, Inc.
6.800% due 05/01/2004	1,100	1,104
Sun Life of Canada (U.S.)
8.526% due 05/29/2049	550	667
Trinom Ltd.
5.110% due 12/18/2004 (a)	48,700	48,920
U.S. Bancorp
6.500% due 06/15/2004	600	606
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	23,900	30,204
UFJ Finance Aruba AEC
6.750% due 07/15/2013	92,360	102,315
Vita Capital Ltd.
2.560% due 01/01/2007 (a)	19,600	19,693

		2,658,597

Industrials 1.8%
Albertson’s, Inc.
6.550% due 08/01/2004	240	243
Altria Group, Inc.
7.500% due 04/01/2004	14,800	14,800
7.000% due 07/15/2005	15,125	15,946
America West Airlines, Inc.
6.870% due 01/02/2017 (a)	1,660	1,672
American Airlines, Inc.
6.978% due 04/01/2011	29,606	30,265
Coastal Corp.
6.200% due 05/15/2004	4,700	4,712

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.500% due 05/15/2006	510	474
7.500% due 08/15/2006	9,075	8,530
6.375% due 02/01/2009	9,000	7,605
7.750% due 06/15/2010	15,500	13,485
9.625% due 05/15/2012	9,000	8,505
6.700% due 02/15/2027	400	362
7.420% due 02/15/2037	9,000	6,885
ConAgra Foods, Inc.
7.400% due 09/15/2004	3,400	3,484
Continental Airlines, Inc.
6.410% due 04/15/2007	240	231
6.954% due 08/02/2009	4,883	4,227
7.056% due 09/15/2009	40,409	41,375
7.487% due 10/02/2010	1,215	1,240
6.503% due 06/15/2011	9,220	9,096
6.900% due 01/02/2018	1,333	1,316
6.820% due 05/01/2018	5,889	5,845
7.256% due 03/15/2020	16,364	16,625
7.707% due 04/02/2021	3,476	3,531
COX Communications, Inc.
7.500% due 08/15/2004	700	714
DaimlerChrysler North America Holding Corp.
1.631% due 08/02/2004 (a)	3,400	3,403
1.440% due 08/16/2004 (a)	56,100	56,117
6.900% due 09/01/2004	30	31
Delta Air Lines Equipment Trust
10.430% due 01/02/2011	960	658
10.430% due 01/02/2011	1,295	887
10.430% due 01/02/2011	1,500	1,027
10.140% due 08/14/2012	1,000	665
10.000% due 06/05/2013	10,828	6,876
Delta Air Lines, Inc.
7.379% due 05/18/2010	10,322	10,255
7.570% due 05/18/2012	38,250	38,113
10.000% due 12/05/2014	5,000	3,050
EchoStar DBS Corp.
4.405% due 10/01/2008 (a)	500	522
El Paso Corp.
6.950% due 12/15/2007	10,100	9,241
6.750% due 05/15/2009	41,669	36,981
7.000% due 05/15/2011	12,000	10,350
7.875% due 06/15/2012	32,300	29,070
7.375% due 12/15/2012	2,000	1,730
8.050% due 10/15/2030	12,000	9,900
7.800% due 08/01/2031	17,100	13,808
7.750% due 01/15/2032	133,480	107,785
Enron Corp.
8.000% due 08/15/2005 (b)	3,200	1,248
Harrah’s Operating Co., Inc.
7.875% due 12/15/2005	9,000	9,765
Mazda Manufacturing Corp.
10.500% due 07/01/2008 (c)	1,335	1,442

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
10.500% due 07/01/2008 (c)	3	4
10.500% due 07/01/2008 (c)	152	164
Mirage Resorts, Inc.
6.625% due 02/01/2005	6,500	6,760
Noble Affiliates, Inc.
8.950% due 12/15/2004	11,500	11,834
Norfolk Southern Corp.
1.820% due 02/28/2005 (a)	800	805
Northwest Airlines, Inc.
8.970% due 01/02/2015 (a)	1,275	972
Petroleos Mexicanos
8.850% due 09/15/2007	1,800	2,115
9.375% due 12/02/2008	51,650	62,755
9.250% due 03/30/2018	2,000	2,465
9.500% due 09/15/2027	31,000	38,750
Philip Morris Cos., Inc.
6.950% due 06/01/2006	9,540	10,302
7.200% due 02/01/2007	37,000	40,732
Qwest Corp.
5.650% due 11/01/2004	6,610	6,602
7.200% due 11/01/2004	8,650	8,909
6.125% due 11/15/2005	100	103
5.625% due 11/15/2008	5,000	5,012
8.875% due 03/15/2012	33,775	38,503
7.500% due 06/15/2023	18,850	17,719
7.200% due 11/10/2026	2,150	1,989
8.875% due 06/01/2031	10,323	10,787
6.875% due 09/15/2033	580	516
Safeway, Inc.
6.850% due 09/15/2004	250	255
Sonat, Inc.
6.750% due 10/01/2007	2,300	2,096
7.625% due 07/15/2011	26,320	22,964
SR Wind Ltd.
6.380% due 05/18/2005 (a)	12,000	12,269
6.880% due 05/18/2005 (a)	13,000	13,262
Systems 2001 Asset Trust
7.156% due 12/15/2011	27,532	30,699
TCI Communications, Inc.
8.650% due 09/15/2004	625	647
Tenet Healthcare Corp.
6.375% due 12/01/2011	40	35
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	14,800	13,912
Time Warner, Inc.
7.975% due 08/15/2004	18,032	18,438
Tyco International Group S.A.
5.875% due 11/01/2004	23,675	24,216
UAL Equipment Trust
11.080% due 05/27/2006 (b)(o)	10,249	1,927
United Airlines, Inc.
9.200% due 03/22/2008 (b)	3,380	1,732

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.201% due 09/01/2008	14,500	13,132
7.730% due 07/01/2010	6,400	5,780
7.186% due 04/01/2011 (b)	19,632	17,902
8.030% due 07/01/2011	465	159
6.932% due 09/01/2011 (a)	10,500	4,951
10.360% due 11/13/2012 (b)	7,000	3,334
6.071% due 03/01/2013	6,740	6,089
6.602% due 09/01/2013	9,100	8,237
10.020% due 03/22/2014 (b)	11,925	6,094
10.850% due 07/05/2014 (b)	34,111	14,199
10.850% due 02/19/2015 (b)	3,000	1,249
10.125% due 03/22/2015	14,300	5,375
9.060% due 06/17/2015 (b)	6,000	3,189
9.210% due 01/21/2017 (b)	15,900	7,314
1.340% due 03/02/2049 (a)	18,156	16,614
Walt Disney Co.
4.875% due 07/02/2004	10,000	10,088
Waste Management, Inc.
8.000% due 04/30/2004	5,525	5,547
6.500% due 05/15/2004	94,300	94,803
Williams Cos., Inc.
6.500% due 08/01/2006	400	419
7.125% due 09/01/2011	5,000	5,275
8.125% due 03/15/2012	600	665
7.625% due 07/15/2019	28,850	29,427
7.875% due 09/01/2021	61,695	62,775
8.750% due 03/15/2032	111,180	118,407

		1,405,366

Utilities 0.5%
AEP Texas Central Co.
2.370% due 02/15/2005 (a)	48,200	48,266
Carolina Power & Light, Inc.
7.875% due 04/15/2004	6,000	6,011
Centerior Energy Corp.
7.670% due 07/01/2004	2,500	2,536
Edison International, Inc.
6.875% due 09/15/2004	39,250	40,035
El Paso Electric Co.
9.400% due 05/01/2011	7,455	8,735
El Paso Natural Gas Co.
8.375% due 06/15/2032	20,520	21,033
Entergy Gulf States, Inc.
8.250% due 04/01/2004	3,000	3,000
Nevada Power Co.
6.200% due 04/15/2004 (a)	15,000	15,000
Niagara Mohawk Power Corp.
5.375% due 10/01/2004	175	178
Pacific Bell
7.000% due 07/15/2004	50	51
Pacific Gas & Electric Co.
5.875% due 10/01/2005	100	101
7.250% due 08/01/2026	10,000	10,400
8.333% due 10/31/2049 (a)	35,300	35,300

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Public Service Electric & Gas
6.500% due 05/01/2004	500	502
Sprint Capital Corp.
7.900% due 03/15/2005	24,400	25,801
7.125% due 01/30/2006	5,140	5,595
6.000% due 01/15/2007	68,270	74,230
6.125% due 11/15/2008	12,310	13,586
Toledo Edison Co.
7.875% due 08/01/2004	500	510
TXU Corp.
8.250% due 04/01/2004	3,600	3,600
TXU Eastern Funding Co.
6.450% due 05/15/2005 (b)	15,270	2,176
U.S. West Communications, Inc.
6.000% due 08/01/2007	2,070	2,039
United Telecom, Inc.
6.890% due 07/01/2008 (c) (o)	700	763
United Telephone Company of the Northwest
6.890% due 07/01/2008 (c) (o)	2,760	2,995
Verizon North, Inc.
5.634% due 01/01/2021	3,000	3,110
5.604% due 01/01/2022	3,000	3,097
Wilmington Trust Co.
10.500% due 07/01/2008 (c)	322	362
WorldCom, Inc. - WorldCom Group
7.875% due 05/15/2003 (b)	3,700	1,193
6.250% due 08/15/2003 (b)	7,500	2,419
6.400% due 08/15/2005 (b)	12,100	3,902
7.375% due 01/15/2006 (b)	46,800	15,093
7.750% due 04/01/2007 (b)	2,000	645
8.250% due 05/15/2010 (b)	11,500	3,709
7.375% due 01/15/2011 (b)	21,150	6,821

		362,794

Total Corporate Bonds & Notes (Cost $4,449,189)		4,426,757

MUNICIPAL BONDS & NOTES 3.8%
Alabama State General Obligation Bonds, Series 2001
7.840% due 09/01/2021	13,228	13,966
Allen Park, Michigan Public School District General Obligation Bonds, (Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	8,430	8,728
Arizona Educational Loan Marketing Corporate Revenue Bonds, (GTD Student Loans Insured), Series 1996
1.100% due 12/01/2025 (a)	19,250	19,250

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Arizona Educational Loan Marketing Corporate Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.100% due 09/01/2033 (a)	8,800	8,800
Arizona Educational Loan Marketing Corporate Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.100% due 11/01/2036 (a)	30,350	30,350
1.100% due 11/01/2036 (a)	13,600	13,600
1.100% due 11/01/2036 (a)	47,800	47,800
Arizona Educational Loan Marketing Corporate Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.100% due 03/01/2038 (a)	2,600	2,600
1.310% due 12/01/2037 (a)	6,400	6,400
Arizona Educational Loan Marketing Corporate Revenue Bonds, (GTD Student Loans Insured), Series 2004
1.100% due 12/01/2038 (a)	12,000	12,000
1.110% due 12/01/2038 (a)	10,000	10,000
Arizona Educational Loan Marketing Corporate Revenue Bonds, Series 1995
1.100% due 12/01/2025 (a)	7,550	7,550
Arizona School Facilities Board Revenue Bonds, (AMBAC Insured), Series 2003
1.095% due 07/01/2018 (a)	16,500	16,500
Austin, Texas Utilities Systems Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 11/15/2028	2,000	2,071
Austin, Texas Water and Wastewater Utilities Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 11/15/2028	3,875	4,012
Baltimore Board of School Commissioners Revenue Bonds, Series 2003
5.000% due 05/01/2013	3,370	3,813
Birmingham, Alabama General Obligation Bonds, (AMBAC Insured), Series 2002
5.000% due 12/01/2027	15,000	15,532
5.000% due 12/01/2032	10,000	10,333
California Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 10/01/2033	14,200	14,710
California Infrastructure & Economic Development Bank Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2036	10,700	11,092

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
California State Department of Water Resources Center Valley Project Revenue Bonds, Series 2000
8.700% due 12/01/2029 (a)	2,500	2,669
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	22,500	22,543
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	179,010	175,464
Chicago, Illinois Board of Education General Obligation Bonds, (FGIC Insured), Series 1999
0.000% due 12/01/2028	21,000	5,895
Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2028	5,000	5,179
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2027	1,000	1,034
5.000% due 01/01/2034	18,375	18,911
Chicago, Illinois Housing Authority Revenue Bonds, Series 2001
5.375% due 07/01/2016	700	751
Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	13,000	13,397
5.250% due 01/01/2028	3,000	3,182
Clark County, Nevada General Obligation Bonds, (FGIC Insured), Series 2001
5.000% due 06/01/2031	13,480	13,888
Clark County, Neveda General Obligation Bonds, (FSA Insured), Series 2004
5.000% due 06/01/2011	6,345	7,148
5.000% due 06/01/2012	6,670	7,505
5.000% due 01/01/2013	2,850	3,194
5.000% due 06/01/2013	7,005	7,886
Colorado Springs, Colorado Utilities Revenue Bonds, Series 2002
5.000% due 11/15/2030	10,000	10,411
Colorado Springs, Colorado Utilities Revenue Bonds, Series 2003
5.000% due 11/15/2033	3,455	3,602
Colorado Student Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.080% due 12/01/2037 (a)	8,300	8,300

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Commonwealth of Massachusetts General Obligation Bonds (FSA Insured), Series 2002
5.500% due 11/01/2011	29,310	34,046
Connecticut Student Loan Foundation Revenue Bonds, (GTD Student Loans Insured), Series 1997
1.090% due 06/01/2027 (a)	13,800	13,800
1.100% due 06/01/2027	1,900	1,900
Connecticut Student Loan Foundation Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.090% due 06/01/2029	5,000	5,000
Contra Costa Water District Revenue Bonds, (FSA Insured), Series 2002
5.000% due 10/01/2032	4,235	4,383
County of Montgomery, Texas General Obligation Bonds, (AMBAC Insured), Series 2003
5.000% due 03/01/2026	16,000	16,617
Dallas Area Rapid Transit Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 12/01/2026	2,540	2,623
De Kalb County, Georgia Water & Sewage Revenue Bonds, Series 2003
5.000% due 10/01/2035	21,400	22,336
Detroit, Michigan School District General Obligation Bonds, (FGIC Insured), Series 1998
4.750% due 05/01/2028	6,500	6,550
Detroit, Michigan School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	15,000	15,542
Detroit, Michigan Water Supply System Revenue Bonds, (MBIA Insured), Series 2003-A
5.000% due 07/01/2034	5,750	5,939
Detroit, Michigan Water Supply System Revenue Bonds, (MBIA Insured), Series 2003-B
5.000% due 07/01/2034	8,650	8,934
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.700% due 04/01/2021 (a)	2,733	3,127
El Paso County Certificates of Participation, (AMBAC Insured), Series 2002
5.000% due 12/01/2023	2,000	2,096
5.000% due 12/01/2027	2,820	2,930

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Fairfax County, Virginia General Obligation Bonds, Series 2004
5.250% due 04/01/2011	20,180	23,178
5.250% due 04/01/2012	20,345	23,395
Florida Educational Loan Marketing Corporate Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.100% due 12/01/2038 (a)	4,000	4,000
1.100% due 12/01/2038 (a)	10,000	10,000
Florida State Board of Education General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 06/01/2027	6,450	6,773
Florida State Board of Education General Obligation Bonds, (FSA Insured), Series 2011
5.250% due 06/01/2011	4,000	4,587
Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2031	4,220	4,429
5.000% due 06/01/2033	14,315	15,012
Florida State Board of Education General Obligation Bonds, Series 2003-B
5.000% due 06/01/2033	19,565	20,517
Florida State Department Environmental Protection Revenue Bonds, (MBIA Insured), Series 2004
5.000% due 07/01/2011	6,100	6,884
Florida State Turnpike Authority Revenue Bonds, Series 2003 - C
5.000% due 07/01/2033	13,500	14,093
Forsyth, Montana Pollution Control Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 03/01/2031	7,500	7,827
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	4,100	4,122
6.750% due 06/01/2039	8,050	7,943
7.875% due 06/01/2042	5,000	5,504
Grosse Pointe, Michigan Public School System General Obligation Bonds, Series 2002
4.875% due 05/01/2027	10,910	11,169
Henderson, Neveda General Obligation Bonds, Series 2000
5.500% due 04/01/2020	2,000	2,311

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)

Houston, Texas Water and Sewer System Revenue Bonds, (FSA Insured), Series 2002
5.000% due 12/01/2030	5,000	5,163

Illinois Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 02/01/2033	20,775	21,386

Illinois Educational Facilities Authority Revenue Bonds, Series 2001
5.250% due 07/01/2041	5,000	5,241

Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	2,300	2,379
5.000% due 12/01/2033	10,000	10,356

Illinois Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/15/2028	5,000	5,171

Illinois State General Obligation Bonds, (MBIA Insured), Series 2002
4.750% due 10/01/2027	25,795	26,023

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	29,075	28,267

Illinois Student Assistance Commission Education Loans Revenue Bonds, (GTD Student Loans Insured), Series 1995
1.100% due 03/01/2025 (a)	19,250	19,250

Illinois Student Assistance Commission Education Loans Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.100% due 09/01/2029 (a)	3,500	3,500

Illinois Student Assistance Commission Education Loans Revenue Bonds, (GTD Student Loans Insured), Series 1998 - NN
1.080% due 03/01/2028 (a)	7,750	7,750

Illinois Student Assistance Commission Education Loans Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.100% due 09/01/2035 (a)	20,000	20,000

Illinois Student Assistance Commission Education Loans Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.110% due 03/01/2035 (a)	23,450	23,450
1.090% due 03/01/2041 (a)	6,300	6,300

Illinois Student Assistance Commission Education Loans Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.100% due 03/01/2035 (a)	5,700	5,700
1.100% due 09/01/2036 (a)	2,600	2,600

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Illinois Student Assistance Commission Education Loans Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.089% due 03/01/2038 (a)	33,700	33,700
1.095% due 03/01/2043 (a)	49,650	49,650

Indiana Transportation Finance Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/01/2028	13,825	14,328

Indianapolis, Indiana Local Public Improvement Tax Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 02/01/2029	5,000	5,173

IPS Multi-School Building Corp. Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/15/2027	13,250	13,747

Jefferson County, Alabama Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 02/01/2041	9,745	10,972

Jefferson County, Alabama Sewer Revenue Bonds, (FGIC Insured), Series 2002
5.000% due 02/01/2042	9,080	10,258

Johnson County Unified School District General Obligation Bonds, Series 2001
5.000% due 10/01/2010	5,000	5,633

Kentucky Higher Education Student Loan Corporate Revenue Bonds, (GTD Student Loans Insured), Series 1997
1.095% due 05/01/2027 (a)	3,150	3,150

Kentucky Higher Education Student Loan Corporate Revenue Bonds, Series 1997
1.100% due 05/01/2027 (a)	4,900	4,900

Killeen, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
4.750% due 02/15/2028	12,000	12,117

La Quinta, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2001
5.100% due 09/01/2031	7,645	7,940

Las Vegas Valley Water District Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 06/01/2027	100	103

Lewisville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 08/15/2026	5,595	5,779

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Long Island College Hospital Revenue Bonds, (FHA Insured), Series 2000
8.900% due 08/15/2030	27,700	32,308
Los Angeles Department of Water & Power Revenue Bonds, Series 2003
5.000% due 07/01/2030	19,700	20,361
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2028	7,300	7,595
Lower Colorado River Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2033	18,225	18,817
Lower Merion, Pennsylvania School District General Obligation Bonds, Series 2003
5.000% due 05/15/2029	11,975	12,418
Madera Unified School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 08/01/2028	2,260	2,344
Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds, Series 2004
5.000% due 07/01/2011	5,195	5,859
Massachusetts State General Obligation Bonds, (MBIA-IBC Insured), Series 1996
6.000% due 11/01/2011	5,500	6,573
Massachusetts State Port Authority Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/01/2033	9,850	10,203
Massachusetts State Water Reserve Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	63,000	65,340
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 1978
5.800% due 01/01/2018	50	58
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 2000
10.350% due 01/01/2018 (a)	2,748	3,628
Mesquite, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2028	1,800	1,862

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Metropolitan Pier & Exposition Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 06/15/2042	9,000	9,468
Metropolitan Transportation Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 11/15/2031	2,600	2,691
Metropolitan Water District of Southern California Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 10/01/2036	5,500	5,704
Miami-Dade County School Board Certificates of Participation, (FGIC Insured), Series 2003
5.000% due 08/01/2029	30,525	31,888
Michigan State Building Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 10/15/2026	8,500	8,829
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.100% due 02/15/2028	2,600	2,600
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.090% due 08/15/2028 (a)	2,900	2,900
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2001
1.099% due 06/01/2031 (a)	7,000	7,000
1.100% due 06/01/2031 (a)	5,700	5,700
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.099% due 07/01/2032 (a)	3,800	3,800
1.100% due 07/01/2032 (a)	7,600	7,600
1.100% due 07/01/2032 (a)	19,100	19,100
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2002 - L
1.110% due 07/01/2032 (a)	4,800	4,800
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.090% due 09/01/2043 (a)	57,200	57,200
Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2004
5.000% due 07/01/2013	4,020	4,557

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 02/15/2033 (a)	8,415	8,757
Montgomery County, Maryland General Obligation Bonds, Series 2004
5.000% due 04/01/2013	7,730	8,764
Nebraska American Public Energy Agency Revenue Bonds, (AMBAC Insured), Series 2000
7.780% due 12/01/2012	2,303	2,718
Nebraska Public Power District Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2035	11,500	11,921
New Hampshire Higher Education Loan Corporate Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.098% due 12/01/2032 (a)	7,250	7,250
New Hampshire Higher Education Loan Corporate Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.097% due 12/01/2033 (a)	11,400	11,400
New Hampshire Higher Education Loan Corporate Revenue Bonds, (GTD Student Loans Insured), Series 2002
1.095% due 12/01/2036 (a)	3,350	3,350
New Hampshire Municipal Bond Bank Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/15/2011	200	226
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2000
5.750% due 06/15/2011	7,000	8,252
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2010	9,500	10,618
New Jersey Tobacco Settlement Funding Corp. Revenue Bonds, Series 2003
6.375% due 06/01/2032	111,800	108,867
New York City Municipal Water Finance Authority, New York, Water & Sewer System Revenue Bonds, Series 2004-C
5.000% due 06/15/2035	21,000	21,832
New York City Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	7,735	8,058
5.000% due 02/01/2033	29,750	30,894

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
New York City, New York General Obligation Bonds, (FGIC Insured), Series 1998
5.250% due 08/01/2010	4,000	4,510
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034	24,095	24,974
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FSA-CR Insured), Series 2002
5.125% due 06/15/2034	3,500	3,658
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.000% due 06/15/2029	5,800	6,005
New York City, New York Transitional Financial Authority Revenue Bonds, Series 2000
9.720% due 11/01/2024 (a)	500	606
New York State Dormitory Authority Revenue Bonds, Series 2003
5.000% due 03/15/2027	50	52
5.000% due 03/15/2032	5,955	6,146
New York State Environmental Facilities Corp. Clean Water & Drinking Revolving Funds Revenue Bonds, Series 2003
5.000% due 06/15/2032	7,100	7,386
5.000% due 06/15/2033	4,380	4,557
New York State Transitional Finance Authority Revenue Bonds, Series 2004-D-1
5.000% due 11/01/2010	8,125	9,139
New York State Triborough Bridge & Tunnels Authority Revenue Bonds, Series 2001
5.000% due 01/01/2032	4,650	4,797
New York State Triborough Bridge & Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	19,315	19,983
New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2010	100	120
North Carolina State Educational Assistance Authority Revenue Bonds, (GTD Insured), Series 2000
1.280% due 06/01/2009 (a)	2,175	2,180
Northwest, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2028	100	104

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Ohio State Higher Education Facilities Revenue Bonds, Series 2003
5.000% due 10/01/2033	6,250	6,489
Orange County, California Water District Certificates of Participation, (MBIA Insured), Series 2003
5.000% due 08/15/2028	10,000	10,409
Oregon State Department of Administrative Services Revenue Bonds, (FSA Insured), Series 2004
5.000% due 04/01/2012	4,900	5,481
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 1997
1.100% due 08/01/2027 (a)	12,200	12,200
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 1998
1.100% due 03/01/2028 (a)	20,000	20,000
Pennsylvania Higher Education Assistance Agency Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.070% due 12/01/2040 (a)	13,600	13,600
Pennsylvania State Higher Education Student Loan Agency Revenue Bonds, (GTD Student Loans Insured), Series 2000
1.100% due 12/01/2040 (a)	15,000	15,000
Pflugerville, Texas General Obligation Bonds, (AMBAC Insured), Series 2003
5.000% due 08/01/2027	2,915	3,027
5.000% due 08/01/2033	5,000	5,169
Plano Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
5.250% due 02/15/2012	2,000	2,244
Purdue University, Indiana Revenue Bonds, Series 2003
5.000% due 07/01/2029	3,500	3,634
Sacramento County, California Public Financing Authority Revenue Bonds, (FGIC Insured), Series 2003
4.750% due 12/01/2033	6,565	6,585
Sacramento, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 12/01/2027	2,950	3,076
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	5,000	5,148

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
San Francisco, California City & County Public Utilities Commission Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 11/01/2032	11,600	12,008
Santa Paula Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 02/01/2033	5,300	5,461
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	12,660	13,082
Shelby County, Tennessee General Obligation Bonds, Series 2004
5.000% due 04/01/2013	6,650	7,482
Southbridge Associations Corp. Massachusetts Revenue Bonds, (MBIA-Insured), Series 2000
7.590% due 02/01/2022	31,105	37,865
South Carolina State Public Services Authority Revenue Bonds, (AMBAC Insured), Series 2003
4.750% due 01/01/2032	12,315	12,443
South Carolina State Public Services Authority Revenue Bonds, (FSA Insured), Series 2002
5.125% due 01/01/2032	17,000	17,732
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2001-A
5.000% due 10/01/2029	6,500	7,380
South Central, Connecticut Regional Water Authority Revenue Bonds, (MBIA Insured), Series 2003-A
5.000% due 08/01/2033	3,000	3,134
Southern California Public Power Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2033	9,000	9,330
State of Connecticut General Obligation Bonds, (MBIA Insured) Series 2004
5.000% due 06/01/2013	21,500	24,367
State of Illinois General Obligation Bonds, (FGIC Insured), Series 2002
5.125% due 02/01/2020	1,000	1,070
State of Illinois General Obligation Bonds, (FSA Insured), Series 2002
5.100% due 04/01/2017	1,300	1,412
State of Illinois General Obligation Bonds, Series 2004
5.000% due 03/01/2034	84,558	87,767

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
State of Ohio General Obligation Bonds, Series 2004
5.000% due 06/15/2010	2,200	2,475
State of Minnesota General Obligation Bonds, Series 2003
5.000% due 08/01/2010	100	113
State of Washington General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 01/01/2029	28,660	29,732
State of Wisconsin General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2010	18,920	21,285
5.000% due 05/01/2011	14,090	15,854
5.000% due 05/01/2012	20,230	22,725
5.000% due 05/01/2013	20,000	22,480
State of Wisconsin Revenue Bonds, (XLCA Insured), Series 2003
1.070% due 05/01/2032 (a)	14,600	14,600
1.090% due 05/01/2032 (a)	70,000	70,000
State of Wisconsin Revenue Bonds, Series 2003
1.040% due 05/01/2032 (a)	30,000	30,000
1.080% due 05/01/2032 (a)	3,000	3,000
Tacoma, Washington Water Supply System Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2032	7,550	7,785
Tampa, Florida Water and Sewer System Revenue Bonds, Series 2001
5.000% due 10/01/2026	5,000	5,218
Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
6.625% due 06/01/2032	100	97
Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2042	5,000	4,573
Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	12,500	12,503
University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2033	5,000	5,181
University of Illinois Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 04/01/2030	5,000	5,130
University of Iowa Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
4.750% due 06/01/2028	5,120	5,175

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
University of New Mexico Revenue Bonds, Series 2002
5.000% due 06/01/2032	5,000	5,172
Valparaiso Middle Schools Building Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 07/15/2024	3,500	3,641
West Ottawa, Michigan Public School District General Obligation Bonds, (Q-SBLF Insured), Series 2002
5.000% due 05/01/2032	6,775	7,043
Wyandotte County, Kansas School District General Obligation Bonds, (FSA Insured), Series 2002
5.500% due 09/01/2017	4,000	4,654
Wyandotte County, Kansas School District No. 500 General Obligation Bonds, (FSA Insured), Series 2002
5.500% due 09/01/2016	5,260	6,120
University of Texas Permanent University Fund Revenue Bonds, Series 2004
4.750% due 07/01/2030	102,210	104,702
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2028	20,300	21,130
5.000% due 08/15/2033	45,100	46,770
Utah State Board of Regents Student Loan Revenue Bonds, (GTD Student Loans Insured), Series 1997
1.095% due 11/01/2027 (a)	12,300	12,300
Utah State Board of Regents Student Loan Revenue Bonds, (GTD Student Loans Insured), Series 1999
1.098% due 11/01/2038 (a)	2,650	2,650
Utah Transit Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 06/15/2032	4,000	4,139
Washington Energy Northwest Revenue Bonds, Series 2003
5.500% due 07/01/2015	29,800	34,103
Washington State General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2027	10,000	10,382
Wisconsin State Clean Water Revenue Bonds, Series 2002
8.890% due 06/01/2023 (a)	7,993	9,108
Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2012	4,000	4,493

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Wisconsin State General Revenue Bonds, (XLCA Insured), Series 2003
1.050% due 05/01/2032 (a)	17,350	17,350
Wylie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 08/15/2030	5,575	5,741

Total Municipal Bonds & Notes (Cost $2,842,590)		2,885,965

U.S. GOVERNMENT AGENCIES 19.9%
Fannie Mae
0.000% due 09/01/2007 - 08/25/2023 (e) (g)	294	273
0.950% due 03/25/2009 (f)	6,254	78
1.000% due 09/25/2023	31	30
1.490% due 04/18/2028 (a)	672	674
1.540% due 09/25/2030 - 10/18/2030 (a) (g)	5,425	5,455
1.590% due 03/25/2017 - 08/25/2030 (a) (g)	9,153	9,209
1.643% due 06/25/2018 (a)	1	1
2.000% due 01/30/2006	1,000	1,003
2.210% due 02/17/2006	500	504
2.300% due 09/16/2005	1,000	1,005
2.375% due 04/13/2006	50	50
2.497% due 09/01/2022 (a)	375	382
2.526% due 09/01/2022 (a)	314	319
2.544% due 01/01/2021 (a)	62	63
2.630% due 10/01/2040 (a)	5,777	5,941
2.644% due 09/01/2040 (a)	7,399	7,611
2.644% due 10/01/2030 (a)	316	325
2.644% due 10/01/2030 (a)	391	402
2.644% due 10/01/2030 (a)	6,686	6,878
2.644% due 10/01/2040 (a)	4,645	4,779
2.656% due 06/01/2023 (a)	477	487
2.670% due 11/01/2023 (a)	73	75
2.737% due 02/01/2020	44	44
2.750% due 06/30/2008	250	249
2.750% due 10/01/2023 (a)	133	138
2.794% due 05/01/2022 (a)	94	97
2.922% due 02/01/2022	463	476
2.967% due 12/01/2020	2,399	2,470
2.971% due 09/01/2017 (a)	2,266	2,325
2.974% due 01/01/2020	2,245	2,305
2.984% due 03/01/2019	2,610	2,687
3.000% due 08/25/2009	65,266	66,332
3.156% due 09/01/2024 (a)	624	638
3.159% due 03/01/2033 (a)	414	425
3.162% due 08/01/2025	2,388	2,446
3.177% due 09/01/2024 (a)	807	833
3.187% due 05/01/2023 (a)	337	348
3.286% due 06/01/2025	537	550
3.293% due 09/01/2023 (a)	843	875
3.299% due 11/01/2025 (a)	484	502
3.310% due 04/01/2024	1,349	1,389

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
3.315% due 12/01/2023 (a)	377	389
3.328% due 07/01/2024 (a)	1,667	1,723
3.336% due 11/01/2025 (a)	112	115
3.344% due 03/01/2025 (a)	2,194	2,264
3.353% due 11/01/2025 (a)	592	611
3.360% due 08/01/2027	3,769	3,888
3.367% due 08/01/2023 (a)	138	140
3.368% due 01/01/2026 (a)	306	318
3.379% due 02/01/2027 (a)	1,070	1,102
3.385% due 09/01/2025 (a)	350	359
3.391% due 08/01/2027 (a)	7,789	7,945
3.418% due 11/01/2024	6,093	6,238
3.421% due 11/01/2025 (a)	1,134	1,161
3.424% due 10/01/2024 (a)	118	122
3.438% due 01/01/2024 (a)	363	377
3.439% due 10/01/2024 (a)	29	30
3.443% due 11/01/2023 (a)	293	304
3.450% due 12/01/2023 - 01/01/2024 (a)(g)	469	486
3.450% due 06/01/2022 - 12/01/2023 (g)	249	255
3.465% due 10/01/2024 (a)	254	265
3.471% due 05/01/2025 (a)	964	999
3.485% due 05/01/2026 (a)	129	135
3.490% due 04/01/2027 (a)	28	29
3.491% due 08/01/2026 (a)	493	512
3.495% due 04/01/2027 (a)	205	214
3.513% due 06/01/2024 (a)	244	249
3.548% due 10/01/2027 (a)	1,334	1,358
3.565% due 01/01/2024 (a)	106	108
3.580% due 02/01/2026 (a)	172	175
3.584% due 10/01/2020	153	157
3.592% due 12/01/2023 (a)	246	251
3.608% due 03/01/2026 (a)	266	271
3.610% due 02/01/2028 (a)	219	226
3.625% due 10/01/2023 (a)	69	70
3.626% due 05/01/2024 (a)	784	801
3.688% due 12/01/2018	525	538
3.710% due 11/01/2023 (a)	38	39
3.773% due 09/01/2027 (a)	155	161
3.774% due 12/01/2027 (a)	1,622	1,687
3.850% due 02/01/2028	2,006	2,062
3.865% due 09/01/2019	1,368	1,401
3.970% due 07/01/2019	20	20
4.000% due 01/01/2018 (a)	592	618
4.000% due 02/25/2009	14	14
4.111% due 05/01/2030 (a)	64	66
4.462% due 02/01/2028 (a)	84	86
4.500% due 05/01/2018	88	90
4.598% due 04/01/2026 (a)	261	268
4.680% due 12/01/2012	393	411
4.683% due 11/01/2019	295	303
4.833% due 04/01/2017	74	75
4.892% due 06/01/2023	68	70

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
4.892% due 07/01/2019 (a)	261	268
4.900% due 03/25/2029	35,168	35,528
4.915% due 07/01/2024	204	212
4.950% due 06/01/2015	791	825
4.951% due 10/01/2019	1,189	1,221
5.000% due 01/25/2012 - 12/01/2050 (g)	2,216,973	2,281,959
5.055% due 06/01/2022	46	48
5.092% due 02/01/2033	177	183
5.111% due 07/01/2021	60	62
5.131% due 09/01/2014	156	160
5.142% due 04/01/2018	430	447
5.263% due 08/01/2027 (a)	296	305
5.375% due 12/01/2017	1,826	1,900
5.461% due 03/01/2023	824	854
5.500% due 06/25/2032 (f)	1,059	54
5.500% due 03/01/2006 - 04/15/2034 (g)	2,955,050	3,063,484
5.565% due 09/01/2021	43	44
5.625% due 02/01/2023	48	50
5.710% due 01/01/2009	280	308
5.750% due 01/01/2020 - 12/20/2027 (g)	5,139	5,323
5.769% due 02/01/2021	292	304
5.779% due 05/01/2021	59	61
5.792% due 05/01/2023 (a)	797	823
5.861% due 05/01/2014	325	334
5.870% due 02/01/2018	58	60
5.875% due 03/01/2023	155	161
5.886% due 05/01/2021	99	102
5.900% due 10/01/2026	39	40
5.925% due 10/01/2027	385	396
5.936% due 12/01/2031	5,462	6,108
6.000% due 04/01/2009 - 03/01/2017 (a)(g)	18,352	19,350
6.000% due 04/01/2004 - 04/15/2034 (g)	3,474,407	3,628,618
6.048% due 01/01/2011	145	167
6.085% due 08/01/2022	3,275	3,367
6.090% due 12/01/2008	47	52
6.105% due 09/01/2021	10	10
6.116% due 12/01/2017	41	43
6.117% due 05/01/2017	16	16
6.133% due 09/01/2029 (a)	76	77
6.162% due 02/01/2020	224	231
6.210% due 08/01/2010 - 08/01/2017 (g)	48,676	54,849
6.250% due 01/25/2008 - 02/25/2029 (g)	47,433	51,767
6.255% due 09/01/2013	64,000	73,118
6.265% due 03/01/2023	2,706	2,827
6.270% due 09/25/2007	3,000	3,304
6.290% due 02/25/2029	500	550
6.300% due 10/17/2038 (a)	20,181	21,614
6.370% due 02/25/2013	28,500	32,092
6.390% due 05/25/2036	38,539	39,963
6.414% due 02/01/2021	303	313
6.420% due 12/01/2007	150	166
6.427% due 11/01/2021	103	107

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.480% due 06/28/2004	1,000	1,013
6.500% due 09/01/2005 - 10/25/2042 (g)	532,560	564,753
6.500% due 09/25/2008 - 01/25/2023 (f)(g)	901	39
6.500% due 02/25/2024 (a)	5,150	5,628
6.530% due 10/01/2013	4,145	4,683
6.550% due 01/01/2008	890	990
6.555% due 08/01/2028	2,147	2,384
6.662% due 08/01/2031	3,501	3,578
6.730% due 11/01/2007 - 06/01/2022 (g)	1,119	1,244
6.740% due 08/25/2007	425	475
6.750% due 10/25/2023	756	829
6.900% due 06/01/2007 - 05/25/2023 (g)	525	567
6.982% due 06/01/2007	256	278
7.000% due 05/01/2004 (a)	555	561
7.000% due 09/01/2004 - 01/01/2034 (g)	60,665	64,794
7.025% due 11/01/2022	25	26
7.040% due 03/01/2007	51	56
7.250% due 01/01/2008 - 01/01/2023 (g)	4,882	5,182
7.305% due 12/01/2025	792	806
7.347% due 10/01/2009	482	559
7.364% due 06/01/2030 (a)	1,847	1,904
7.375% due 07/01/2019 - 05/25/2022 (g)	4,170	4,500
7.441% due 12/01/2025	719	738
7.460% due 08/01/2029	3,817	4,558
7.500% due 12/25/2010 - 07/25/2031 (g)	13,572	15,063
7.500% due 01/01/2012 - 11/17/2025 (a) (g)	258	269
7.506% due 02/25/2023 (f)	3,730	279
7.683% due 06/01/2025	2,320	2,365
7.697% due 08/01/2027	40	42
7.750% due 06/01/2009 - 01/25/2022 (g)	5,655	6,193
7.780% due 01/01/2018	2,167	2,657
7.800% due 10/25/2022	794	871
7.810% due 05/01/2027	163	169
7.850% due 07/01/2018	6,427	7,925
7.900% due 11/01/2025 - 12/01/2026 (g)	644	675
7.920% due 03/01/2018	2,674	3,314
7.980% due 05/01/2030	6,502	6,941
8.000% due 12/01/2007 - 06/01/2032 (g)	15,255	16,653
8.000% due 12/25/2016 (a)	51	56
8.000% due 08/18/2027 (f)	41	7
8.080% due 04/01/2030	2,797	2,962
8.250% due 10/01/2008 - 03/01/2030 (g)	1,846	2,242
8.490% due 06/01/2025	951	1,024
8.500% due 11/01/2004 - 10/01/2032 (g)	29,871	33,132
8.750% due 01/25/2021	766	848
9.000% due 10/01/2004 - 12/01/2027 (g)	6,120	6,778
9.250% due 04/25/2018	54	60
9.300% due 05/25/2018	206	231
9.300% due 08/25/2019 (a)	17	19
9.414% due 09/25/2028 (a)	3,532	3,953
9.500% due 11/01/2009 - 07/01/2026 (g)	4,159	4,640
9.750% due 11/01/2008	5	6

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
10.000% due 02/01/2005 - 05/01/2022 (g)	539	607
10.500% due 11/01/2013 - 04/01/2022 (g)	177	199
11.000% due 11/01/2013 - 11/01/2020 (g)	522	599
11.500% due 08/20/2016 - 11/01/2019 (g)	28	32
12.000% due 05/01/2016	3	4
12.500% due 10/01/2015	15	17
13.250% due 09/01/2011	6	7
14.500% due 01/01/2013	2	3
14.750% due 08/01/2012	81	97
15.000% due 10/01/2012 (a)	131	156
15.054% due 09/25/2008 (a)	1,053	1,221
15.500% due 10/01/2012 - 12/01/2012 (g)	8	10
15.750% due 12/01/2011 - 08/01/2012 (g)	54	66
16.000% due 09/01/2012	54	66
903.213% due 08/25/2021 (f)	1	16
1000.000% due 04/25/2022 (f)	1	12
1122.425% due 09/25/2008 (f)	2	31
Federal Home Loan Bank
1.240% due 01/21/2005	1,000	1,000
4.125% due 11/15/2004	500	509
5.500% due 03/15/2015	11,844	11,998
Federal Housing Administration
6.755% due 03/01/2041	15,943	16,526
6.780% due 07/25/2040	7,507	8,147
6.790% due 05/01/2039	10,617	10,860
6.830% due 12/01/2039	3,418	3,538
6.875% due 11/01/2015	2,555	2,595
6.880% due 10/01/2040 - 02/01/2041 (g)	21,362	22,123
6.896% due 07/01/2020	15,021	15,271
6.900% due 12/01/2040	22,509	22,992
6.960% due 05/01/2016	6,477	6,562
6.997% due 09/01/2019	1,153	1,168
7.110% due 05/01/2019	3,278	3,325
7.125% due 03/01/2034	4,286	4,395
7.211% due 12/01/2021	869	881
7.250% due 06/01/2040	8,160	8,350
7.310% due 06/01/2041	23,331	24,014
7.315% due 08/01/2019	12,502	12,728
7.350% due 11/01/2020	2,409	2,444
7.375% due 02/01/2018 - 02/01/2022 (g)	4,691	4,759
7.400% due 01/25/2020 - 02/01/2020 (g)	7,448	7,564
7.430% due 12/01/2016 - 06/25/2024 (g)	50,618	51,403
7.450% due 05/01/2021	3,341	3,401
7.460% due 01/01/2023	994	1,012
7.465% due 11/01/2019	10,010	10,190
7.500% due 03/01/2032	3,296	3,356
7.580% due 12/01/2040	7,330	7,480
7.630% due 08/01/2041	17,567	18,295
7.675% due 09/01/2030	5,735	5,945
7.780% due 11/01/2040	7,325	8,047
8.250% due 01/01/2041	4,672	4,877
8.375% due 02/01/2012	285	294

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
8.450% due 07/01/2012	458	473
Freddie Mac
1.220% due 09/15/2026 (a)	3,174	3,177
1.440% due 12/15/2029 (a)	155	156
1.490% due 06/15/2031 (a)	3,346	3,354
1.540% due 11/15/2030 (a)	146	146
1.590% due 09/15/2030 (a)	902	906
2.250% due 12/15/2005	150	151
2.731% due 10/01/2023 (a)	72	74
2.750% due 06/01/2017 (a)	8	8
2.875% due 04/01/2017 (a)	15	15
2.984% due 05/01/2023 (a)	424	442
3.000% due 12/01/2016	517	527
3.008% due 09/01/2023 (a)	547	572
3.021% due 07/01/2023 (a)	649	671
3.050% due 10/25/2023 (a)	2,768	2,855
3.073% due 03/01/2024	510	523
3.122% due 04/01/2023 (a)	87	89
3.257% due 07/01/2020	433	444
3.259% due 12/01/2022 (a)	69	71
3.274% due 06/01/2022 (a)	170	175
3.307% due 08/01/2023	335	345
3.327% due 09/01/2023 (a)	448	463
3.370% due 11/01/2023	791	814
3.375% due 06/01/2021	46	47
3.386% due 07/01/2022 (a)	254	262
3.387% due 06/01/2020	594	615
3.392% due 04/01/2024 (a)	2,330	2,404
3.402% due 06/01/2022	1,081	1,117
3.403% due 11/01/2020	269	277
3.403% due 10/01/2023 - 06/01/2024 (a) (g)	1,674	1,730
3.407% due 10/01/2026 (a)	963	992
3.409% due 10/01/2023 (a)	245	253
3.415% due 10/01/2023 (a)	365	377
3.416% due 06/01/2021	1,397	1,437
3.423% due 10/01/2023	707	729
3.432% due 06/01/2022 (a)	349	360
3.434% due 07/01/2023 (a)	167	172
3.437% due 11/01/2026 (a)	2,208	2,265
3.467% due 09/01/2023 (a)	836	869
3.470% due 06/01/2024 (a)	501	523
3.471% due 08/01/2023 (a)	294	306
3.474% due 10/01/2024	854	887
3.477% due 11/01/2023 (a)	28	30
3.479% due 08/01/2023 (a)	3,006	3,117
3.482% due 07/01/2025 (a)	2,638	2,708
3.484% due 02/01/2025 - 09/01/2028 (g)	90	93
3.487% due 04/01/2025	515	529
3.488% due 08/01/2023 (a)	1,803	1,873
3.490% due 05/01/2023 - 01/01/2024 (a) (g)	447	460
3.500% due 01/01/2019 - 08/01/2024 (a) (g)	109	112
3.500% due 07/15/2032	139	140

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
3.513% due 07/01/2024 (a)	441	454
3.515% due 05/01/2027 (a)	65	68
3.536% due 04/01/2029 (a)	361	371
3.538% due 01/01/2028 (a)	45	46
3.538% due 09/01/2023 (a)	2,548	2,621
3.539% due 05/01/2023 (a)	281	290
3.577% due 02/01/2023	788	811
3.619% due 07/01/2027 (a)	63	65
3.621% due 10/01/2023 (a)	425	435
3.623% due 08/01/2023 (a)	111	114
3.636% due 12/01/2023 (a)	357	366
3.649% due 08/01/2023 (a)	3	3
3.686% due 07/01/2019	827	854
3.762% due 01/01/2024 (a)	129	135
3.780% due 02/01/2019	191	196
3.806% due 05/01/2021	2,847	2,905
3.875% due 02/15/2005	425	435
3.900% due 12/01/2018	936	955
3.902% due 02/01/2019	809	826
4.032% due 03/01/2022	2,923	2,997
4.050% due 06/21/2005	435	438
4.076% due 08/15/2032 (a)	13,058	13,591
4.262% due 01/01/2021	56	57
4.375% due 12/01/2026 (a)	1,850	1,889
4.470% due 01/01/2022	213	216
4.500% due 11/01/2008 - 09/15/2021 (g)	15,532	15,950
4.875% due 09/01/2018 (a)	181	184
5.000% due 02/01/2007 - 02/15/2024 (g)	421,731	434,509
5.027% due 05/01/2022	67	69
5.033% due 05/01/2020	201	207
5.066% due 09/01/2023	34	35
5.105% due 10/01/2022	114	116
5.500% due 10/01/2008 - 04/15/2034 (g)	11,413	11,678
5.500% due 01/01/2014 (a)	234	245
5.520% due 05/01/2023	55	57
5.738% due 07/01/2032	41	42
5.750% due 06/15/2025	41	41
5.780% due 01/01/2019	71	73
5.782% due 02/01/2021	18	19
5.851% due 07/01/2019 (a)	16	16
5.874% due 05/01/2018	853	878
5.920% due 11/01/2028 (a)	3,621	3,685
5.950% due 06/15/2028	32,284	33,454
5.974% due 03/01/2021	2,728	2,804
6.000% due 11/15/2008 - 02/15/2029 (a) (g)	4,892	5,110
6.000% due 03/15/2009 - 04/15/2034 (g)	915,941	955,315
6.041% due 05/01/2018	830	854
6.081% due 10/01/2020	17	18
6.200% due 12/15/2008	3,430	3,614
6.250% due 07/15/2004 - 12/15/2028 (g)	13,843	14,364
6.368% due 12/01/2019	21	22
6.400% due 10/15/2008 (f)	12	1

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.431% due 10/01/2020	311	324
6.450% due 05/01/2020	36	38
6.500% due 05/01/2005 - 02/25/2042 (g)	875,516	919,722
6.500% due 11/15/2008 - 09/15/2023 (f) (g)	495	46
6.500% due 03/15/2029 (a)	13,498	14,227
6.509% due 07/01/2019	17	18
6.525% due 02/01/2019	5	5
6.575% due 01/01/2019	2	2
6.885% due 05/01/2018	70	72
6.950% due 07/15/2021 - 08/15/2021 (g)	139	139
7.000% due 02/01/2007 - 10/25/2043 (g)	174,359	186,626
7.000% due 08/15/2008 - 04/15/2023 (f) (g)	1,998	92
7.000% due 09/15/2030 (a)	15,852	16,585
7.084% due 02/01/2026	118	122
7.250% due 11/01/2008 - 05/15/2030 (g)	600	615
7.271% due 09/01/2027 (a)	424	438
7.410% due 10/25/2023 (a)	554	563
7.439% due 02/15/2008 (f)	105	9
7.483% due 02/01/2026	363	373
7.500% due 05/01/2004 - 10/15/2030 (g)	94,889	100,583
7.500% due 07/15/2023 (a)	72	72
7.588% due 02/01/2026	265	274
7.595% due 02/01/2026	1,241	1,278
7.645% due 05/01/2025	3,493	4,217
7.826% due 07/01/2030 (a)	4,852	5,049
8.000% due 02/01/2004 - 09/15/2029 (g)	27,867	30,060
8.000% due 04/15/2021 (a)	18	18
8.250% due 08/01/2007 - 06/15/2022 (g)	917	955
8.375% due 09/15/2007 (f)	901	70
8.500% due 11/01/2007 - 06/01/2030 (g)	8,326	8,479
8.500% due 06/15/2021 (a)	400	419
8.750% due 04/01/2009 - 12/15/2020 (g)	310	312
8.900% due 11/15/2020	3,329	3,331
9.000% due 04/01/2006 - 07/01/2030 (g)	1,644	1,690
9.000% due 05/15/2022 (f)	20	2
9.250% due 10/01/2009 - 11/01/2013 (g)	5	6
9.500% due 09/01/2004 - 12/01/2022 (g)	1,982	2,025
9.500% due 11/01/2004 (a)	1	1
9.750% due 11/01/2008	1	1
10.000% due 06/01/2004 - 03/01/2021 (g)	261	289
10.100% due 09/01/2016	147	165
10.250% due 04/01/2009 -07/01/2009 (g)	359	397
10.500% due 10/01/2017 - 01/01/2021 (g)	83	94
10.750% due 09/01/2009 - 12/01/2015 (a) (g)	154	169
11.000% due 08/01/2010 - 05/01/2020 (g)	228	254
11.250% due 10/01/2009 - 09/01/2015 (g)	9	10
11.500% due 01/01/2018	19	21
12.500% due 12/01/2012 (a)	7	8
13.250% due 10/01/2013	69	81
14.000% due 04/01/2016	9	10
15.500% due 08/01/2011 - 11/01/2011 (g)	5	6
16.250% due 05/01/2011	1	1

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
884.500% due 01/15/2021 (f)	1	1
1007.500% due 02/15/2022 (f)	1	4
1182.577% due 08/15/2007 (f)	1	8
Government National Mortgage Association
1.490% due 06/20/2030 (a)	900	903
1.540% due 10/16/2030 (a)	4,715	4,739
1.590% due 02/16/2030 - 09/20/2030 (a) (g)	12,215	12,291
1.640% due 12/16/2025 (a)	452	456
1.690% due 02/16/2030 (a)	9,044	9,120
1.740% due 02/16/2030 (a)	4,671	4,709
3.000% due 11/20/2032	3,495	3,523
3.500% due 05/20/2028 - 02/20/2032 (a) (g)	40,906	41,464
4.000% due 02/20/2016 - 08/20/2030 (a) (g)	63,729	64,753
4.250% due 03/20/2029 - 03/20/2030 (a) (g)	8,070	8,181
4.250% due 01/20/2028 - 03/20/2030 (g)	24,169	24,465
4.375% due 05/20/2017 - 05/20/2028 (a) (g)	182,101	185,270
4.500% due 11/16/2028 - 07/15/2033 (g)	25,123	25,389
4.625% due 12/20/2015 - 12/20/2027 (a) (g)	75,994	77,939
4.750% due 08/20/2020 - 09/20/2027 (a) (g)	104,388	106,853
4.875% due 04/20/2023 (a)	50	51
5.000% due 04/20/2033 - 09/15/2033 (g)	1,071	1,082
5.250% due 08/20/2027 (a)	9	9
5.500% due 02/15/2033 - 10/15/2032 (g)	3,498	3,602
5.650% due 10/15/2012	8	8
6.000% due 05/15/2009 - 01/15/2014 (a) (g)	216	230
6.000% due 10/15/2008 - 02/15/2033 (g)	74,995	78,530
6.500% due 03/15/2009 - 03/20/2029 (a) (g)	51,279	54,215
6.500% due 02/15/2009 - 07/15/2040 (g)	220,908	234,767
6.625% due 01/15/2040	9,424	10,761
6.750% due 05/16/2026 - 10/16/2040 (g)	56,865	61,045
6.800% due 05/15/2040	2,941	3,409
6.875% due 02/15/2040	979	1,135
7.000% due 11/15/2007 - 10/20/2025 (a) (g)	3,308	3,349
7.000% due 01/15/2008 - 08/15/2042 (g)	74,242	80,658
7.250% due 12/15/2022 - 07/16/2028 (g)	592	630
7.500% due 04/15/2007 - 11/15/2042 (g)	79,072	86,310
7.700% due 06/15/2031	6,673	7,791
8.000% due 08/15/2005 - 05/20/2031 (g)	3,364	3,668
8.000% due 04/15/2017 (a)	8	9
8.250% due 08/15/2004 - 04/15/2020 (g)	358	391
8.500% due 03/20/2006 - 04/15/2031 (g)	2,217	2,432
8.750% due 03/15/2007 - 07/15/2007 (g)	22	24
9.000% due 06/15/2006 - 08/15/2030 (g)	2,245	2,512
9.250% due 03/15/2005 - 12/20/2016 (g)	24	27
9.500% due 04/15/2005 - 07/15/2025 (g)	1,877	2,100
9.500% due 09/15/2019 (a)	14	16
9.750% due 07/15/2004	3	3
10.000% due 02/15/2013 - 02/15/2025 (g)	1,674	1,894
10.250% due 02/20/2019	11	12
10.500% due 04/20/2016 (a)	15	17
10.500% due 06/15/2004 - 09/15/2021 (g)	187	212
11.000% due 10/15/2004 - 04/20/2019 (g)	91	104

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
11.500% due 04/15/2013 - 10/15/2015 (g)	47	56
12.000% due 11/15/2012 - 05/15/2016 (g)	190	219
12.500% due 01/15/2011	1	1
13.000% due 12/15/2012	11	12
13.500% due 10/15/2012 - 09/15/2014 (g)	47	56
15.000% due 02/15/2012 - 10/15/2012 (a) (g)	58	70
15.000% due 02/15/2012 - 11/15/2012 (g)	43	51
16.000% due 05/15/2012 (a)	50	60
16.000% due 12/15/2011	39	47
17.000% due 11/15/2011 - 12/15/2011 (g)	33	41
Paine Webber CMO Trust
1359.500% due 08/01/2019 (f)	0	13
Small Business Administration
7.540% due 08/10/2009	46,495	52,246
8.017% due 02/10/2010	48,885	55,695
7.640% due 03/10/2010	42,475	47,865
7.449% due 08/01/2010	70,722	79,390
7.452% due 09/01/2010	27,463	30,805
6.640% due 02/01/2011	16,810	18,422
6.344% due 08/10/2011	4,994	5,417
6.030% due 02/01/2012	31,657	33,937
4.524% due 02/10/2013	31,956	32,301
7.700% due 07/01/2016	395	441
6.950% due 11/01/2016	2,751	3,037
6.700% due 12/01/2016	9,866	10,839
7.150% due 03/01/2017	4,507	5,015
7.500% due 04/01/2017	3,007	3,369
7.190% due 12/01/2019	353	400
7.630% due 06/01/2020	16,326	18,756
6.900% due 12/01/2020	7,985	8,972
6.340% due 03/01/2021	25,944	28,603
5.340% due 11/01/2021	13,825	14,707
5.130% due 09/01/2023	9,095	9,469
4.980% due 11/01/2023	13,117	13,552

Total U.S. Government Agencies (Cost $14,761,012)		15,146,096

U.S. TREASURY OBLIGATIONS 8.6%
Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007	250,942	276,635
3.625% due 01/15/2008	196,576	222,545
3.875% due 01/15/2009	1,623,208	1,886,156
4.250% due 01/15/2010	533,713	639,997
3.500% due 01/15/2011	783,290	913,757
3.375% due 01/15/2012	223,533	260,721
3.000% due 07/15/2012	1,376,993	1,567,782
1.875% due 07/15/2013	76,422	79,643
3.625% due 04/15/2028	46,241	60,948
3.875% due 04/15/2029	421,568	581,764
U.S. Treasury Notes
3.250% due 05/31/2004	500	502
2.125% due 08/31/2004	5,000	5,025

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.625% due 01/31/2005	430	432
4.000% due 02/15/2014	46,700	47,328

Total U.S. Treasury Obligations (Cost $6,148,122)		6,543,235

MORTGAGE-BACKED SECURITIES 3.0%
ABN AMRO Mortgage Corp.
6.500% due 06/25/2029 (a)	1,564	1,586
American Southwest Financial Securities Corp.
7.248% due 11/25/2038 (a)	29,554	31,957
Aurora Loan Services
1.790% due 05/25/2030 (a)	1,269	1,269
Bank of America Mortgage Securities, Inc.
6.346% due 07/25/2032 (a)	16,446	17,558
5.769% due 10/20/2032 (a)	437	449
6.500% due 02/25/2033	99,770	105,008
Bear Stearns Adjustable Rate Mortgage Trust
4.189% due 11/25/2030 (a)	40,533	40,549
6.747% due 02/25/2031 (a)	1,195	1,198
6.859% due 02/25/2031 (a)	533	536
6.802% due 06/25/2031 (a)	2,037	2,075
5.983% due 06/25/2032 (a)	73	74
6.137% due 08/25/2032 (a)	6,953	6,979
5.334% due 10/25/2032 (a)	23,123	23,468
5.667% due 01/25/2033 (a)	42,519	42,845
5.415% due 03/25/2033 (a)	39,383	40,031
5.420% due 03/25/2033 (a)	59,710	60,998
Bear Stearns Commercial Mortgage Securities, Inc.
5.910% due 05/14/2008	87	93
5.060% due 12/15/2010	30,506	32,534
6.750% due 04/30/2030	24	24
7.000% due 05/20/2030 (a)	50,230	57,266
Bear Stearns Mortgage Securities, Inc.
3.904% due 06/25/2030 (a)	1,860	1,829
Capco America Securitization Corp.
5.860% due 12/15/2007	27	29
Cendant Mortgage Corp.
1.740% due 08/25/2030 (a)	13	13
6.000% due 10/21/2033	18,929	19,167
Chase Mortgage Finance Corp.
6.500% due 02/25/2029	5,322	5,319
6.068% due 12/25/2029 (a)	1,111	1,115
6.217% due 12/25/2029 (a)	13,092	13,141
Citicorp Mortgage Securities, Inc.
6.250% due 04/25/2024	5,875	5,873
6.250% due 08/25/2024	59	60
6.750% due 09/25/2028	420	420
6.500% due 10/25/2028	2,882	2,881
7.000% due 03/25/2031	2,041	2,040
6.000% due 06/25/2032	1,255	1,262
CMC Securities Corp.
7.250% due 11/25/2027	117	117

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	1,761	1,765
Collateralized Mortgage Securities Corp.
8.750% due 04/20/2019	97	98
COMM Mortgage Trust
6.145% due 02/15/2008	7,460	7,901
Commercial Mortgage Acceptance Corp.
7.030% due 05/15/2009	75	87
Commercial Mortgage Asset Trust
6.975% due 04/17/2013	145	172
Countrywide Alternative Loan Trust
6.000% due 10/25/2032	26,503	27,157
Countrywide Home Loans, Inc.
6.250% due 08/25/2014 (a)	1,735	1,740
6.015% due 07/19/2031 (a)	410	419
6.025% due 03/19/2032	4,807	4,904
5.273% due 09/19/2032 (a)	2,722	2,767
Credit-Based Asset Servicing & Securitization LLC
1.470% due 10/25/2028 (a)	3,225	3,232
1.500% due 09/25/2029 (a)	191	191
1.410% due 02/25/2030 (a)	11,005	11,020
1.430% due 01/25/2032 (a)	17,624	17,675
1.640% due 04/25/2032	3,405	3,425
Crusade Global Trust
1.451% due 02/15/2030 (a)	16,756	16,780
CS First Boston Mortgage Securities Corp.
7.290% due 09/15/2009	335	392
6.000% due 02/25/2017	3,506	3,601
6.000% due 06/25/2017	977	990
7.500% due 03/25/2031	5,102	5,099
1.690% due 06/25/2031 (a)	3,734	3,744
1.640% due 11/25/2031 (a)	428	429
6.168% due 12/25/2031	11,707	12,112
1.490% due 02/25/2032 (a)	2,946	2,949
1.117% due 03/25/2032 (a)	5,854	5,781
1.271% due 03/25/2032 (a)	950	939
6.248% due 04/25/2032 (a)	15,513	15,866
1.480% due 05/25/2032 (a)	30,825	30,183
6.117% due 05/25/2032	6,360	6,494
5.500% due 09/25/2032	2,166	2,176
1.690% due 12/25/2032	13,326	13,391
7.500% due 12/25/2032	83	88
6.000% due 01/25/2033	2,684	2,683
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	515	607
DLJ Mortgage Acceptance Corp.
3.843% due 08/01/2021 (a) (c) (o)	1,812	1,783
8.000% due 03/25/2022	38	38
6.405% due 03/25/2023 (a)	48	48
5.269% due 03/25/2024 (a)	38	38
28.446% due 05/25/2024 (a)	22	22
6.648% due 10/25/2024 (a)	107	107
1.590% due 06/25/2026 (a)	279	279

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	130	131
FFCA Secured Lending Corp.
7.850% due 10/18/2017	29,600	32,431
7.130% due 05/18/2026	5,700	5,747
7.270% due 09/18/2027	204	210
First Chicago Lennar Trust
8.111% due 05/25/2008 (a)	275	247
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	31	31
6.250% due 01/25/2032	23,859	24,529
First Interstate Bancorp
8.875% due 01/01/2009 (c) (o)	37	36
9.125% due 01/01/2009 (a) (c) (o)	2	2
First Nationwide Trust
6.500% due 03/25/2029	3,376	3,477
8.000% due 10/25/2030	91	91
6.750% due 08/21/2031	41,728	42,869
8.500% due 08/25/2031	147	149
1.690% due 09/25/2031 (a)	299	299
First Republic Mortgage Loan Trust
1.410% due 06/25/2030 (a)	8,833	8,812
First Union Residential Securitization, Inc.
7.000% due 04/25/2025	73	73
Fund America Investors Corp.
4.075% due 06/25/2023 (a)	889	884
General Electric Capital Mortgage Services, Inc.
6.000% due 02/25/2024	3,656	3,670
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006	250	279
6.150% due 11/15/2007	74	76
6.974% due 05/15/2008	18,757	20,651
8.950% due 08/20/2017	164	165
6.570% due 09/15/2033	24,884	26,839
Goldman Sachs Mortgage Corp.
6.000% due 12/31/2007 (c)	5,076	5,353
Government Lease Trust
6.390% due 05/18/2007	10,000	10,848
4.000% due 05/18/2011	35,750	35,145
6.480% due 05/18/2011	14,000	15,840
GS Mortgage Securities Corp.
6.526% due 08/15/2011 (a)	15,700	18,115
6.624% due 05/03/2018 (a)	55,900	64,076
6.044% due 08/15/2018 (a)	19,531	21,451
GSR Mortgage Loan Trust
6.000% due 03/25/2032	1,669	1,716
GSRPM Mortgage Loan Trust
1.790% due 01/25/2032 (a)	12,435	12,500
G-Wing Ltd.
3.750% due 05/06/2004 (a)	19,534	19,387

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Harborview Mortgage Loan Trust
7.470% due 08/19/2030	3,488	3,504
Headlands Mortgage Securities, Inc.
7.155% due 12/25/2012 (a)	6	6
Home Savings of America
8.464% due 08/01/2006 (a) (o)	3	3
Impac CMB Trust
1.510% due 12/15/2030 (a)	9,833	9,860
1.370% due 11/25/2031 (a)	7,449	7,455
1.660% due 12/25/2031 (a)	6,598	6,624
Impac Secured Assets CMN Owner Trust
6.500% due 04/25/2032	14,622	14,915
Imperial Savings Association
8.208% due 01/25/2017 (a)	19	19
8.847% due 07/25/2017 (a)	50	50
Independent National Mortgage Corp.
2.690% due 07/25/2025 (a)	65	65
Indymac Adjustable Rate Mortgage Trust
6.681% due 08/25/2031 (a)	3,418	3,440
6.527% due 01/25/2032 (a)	14,647	14,924
6.596% due 01/25/2032 (a)	2,422	2,450
International Mortgage Acceptance Corp.
12.250% due 03/01/2014	108	108
J.P. Morgan Commercial Mortgage Finance Corp.
8.160% due 02/25/2028 (a)	1,615	1,795
7.069% due 09/15/2029	14	14
LB Mortgage Trust
8.399% due 01/20/2017 (a)	49,786	56,849
Lehman Large Loan Trust
6.790% due 06/12/2004	18	18
Master Adjustable Rate Mortgages Trust
6.155% due 10/25/2032	17,520	17,899
MASTR Asset Securitization Trust
5.500% due 09/25/2033	4,819	4,848
Mellon Residential Funding Corp.
4.754% due 01/25/2029	5,344	5,388
4.138% due 07/25/2029 (a)	12,864	12,903
1.580% due 10/20/2029 (a)	30,358	30,760
Merrill Lynch Mortgage Investors, Inc.
6.738% due 06/15/2021 (a)	683	690
6.888% due 06/15/2021 (a)	2,792	2,984
7.148% due 06/15/2021 (a)	2,619	2,799
7.695% due 06/15/2021 (a)	581	624
1.390% due 01/20/2030 (a)	266	266
5.650% due 12/15/2030	1,748	1,787
MLCC Mortgage Investors, Inc.
1.340% due 09/15/2026 (a)	8,520	8,534
Morgan Stanley Dean Witter Capital I, Inc.
6.170% due 10/03/2008	750	837
6.160% due 04/03/2009 (a)	8,842	9,602
6.220% due 06/01/2030	27	29
6.590% due 10/03/2030 (a)	2,245	2,264

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Mortgage Capital Funding, Inc.
7.800% due 04/15/2006 (a)	500	554
7.008% due 09/20/2006	7,160	7,719
6.001% due 11/18/2031	35	38
NationsBanc Montgomery Funding Corp.
6.750% due 06/25/2028	1,762	1,761
6.500% due 07/25/2028	5,767	5,807
6.250% due 10/25/2028	1,686	1,714
Nationslink Funding Corp.
6.654% due 02/10/2006	20,185	21,271
1.442% due 04/10/2007 (a)	6,695	6,701
6.888% due 05/10/2007	420	467
Nomura Asset Acceptance Corp.
7.000% due 02/19/2030	8,787	9,021
Nomura Asset Securities Corp.
7.120% due 04/13/2036	460	501
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	129	131
PHH Mortgage Services, Corp.
7.164% due 11/18/2027 (a)	112	113
PNC Mortgage Securities Corp.
7.000% due 05/25/2028	16	16
6.750% due 07/25/2028	405	405
6.750% due 09/25/2028	407	410
6.750% due 10/25/2028	559	558
6.750% due 12/25/2028	2,583	2,603
6.250% due 01/25/2029	2,506	2,540
6.500% due 01/25/2029	7	7
6.300% due 03/25/2029	5,138	5,316
6.200% due 06/25/2029 (a)	3,311	3,333
6.500% due 06/25/2029 (a)	19,598	20,067
7.000% due 06/25/2030	2,701	2,730
PNC Mortgage Trust
8.250% due 03/25/2030	2,798	2,882
Prime Mortgage Trust
1.490% due 02/25/2034 (a)	85,938	86,123
Prudential Home Mortgage Securities
7.400% due 11/25/2007	128	128
7.500% due 03/25/2008	1,076	1,110
6.500% due 07/25/2008	2,636	2,635
6.950% due 11/25/2022	74	74
6.250% due 04/25/2024	10,482	10,609
Prudential Securities Secured Financing Corp.
6.074% due 01/15/2008 (a)	4,414	4,671
Prudential-Bache Trust
8.400% due 03/20/2021	2,066	2,118
Regal Trust IV
3.311% due 09/29/2031 (a)	6,143	5,692
Resecuritization Mortgage Trust
1.340% due 04/26/2021 (a)	5	5
6.500% due 04/19/2029	82	82
Residential Accredit Loans, Inc.
7.500% due 08/25/2027 (a)	1,121	1,121

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
7.000% due 02/25/2028	7,454	7,450
6.500% due 05/25/2029	568	570
Residential Asset Securitization Trust
6.750% due 03/25/2029	7	7
7.875% due 01/25/2030	72	72
1.790% due 09/25/2030 (a)	889	890
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2009	122	123
6.500% due 01/25/2029	5,228	5,299
6.500% due 03/25/2029	14,749	14,734
6.500% due 05/25/2029	6,575	6,592
6.500% due 06/25/2029 (a)	3,531	3,544
6.500% due 03/25/2032	3,151	3,217
5.606% due 09/25/2032 (a)	34,588	35,076
Resolution Trust Corp.
7.607% due 05/25/2029 (a)	560	559
RMF Commercial Mortgage Pass-Through Certificates
6.751% due 01/15/2019 (a)	1,329	1,328
Ryland Acceptance Corp.
11.500% due 12/25/2016	25	26
Ryland Mortgage Securities Corp.
8.200% due 06/25/2021	18	18
4.398% due 08/25/2022 (a)	547	552
SACO I, Inc.
1.480% due 10/25/2030 (a)	777	762
1.520% due 09/25/2040 (a)	29	29
Salomon Brothers Mortgage Securities VII, Inc.
4.239% due 11/25/2022 (a)	81	79
3.936% due 10/25/2023 (a)	38	37
6.103% due 03/25/2024 (a)	78	76
7.204% due 09/25/2024 (a)	67	68
1.590% due 11/25/2024	587	587
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	618	624
Sears Mortgage Securities
12.000% due 02/25/2014	217	219
Securitized Asset Sales, Inc.
5.034% due 06/25/2023 (a)	93	93
4.551% due 10/25/2023 (a)	58	58
4.231% due 11/26/2023 (a)	301	300
Sequoia Mortgage Trust
2.310% due 10/25/2024 (a)	31,252	31,745
1.440% due 10/19/2026	1,982	1,933
1.430% due 06/20/2032 (a)	1,129	1,125
1.440% due 07/20/2033 (a)	947	942
Structured Asset Mortgage Investments, Inc.
4.929% due 05/25/2022	5,085	4,908
6.502% due 06/25/2029 (a)	1,941	1,986
7.100% due 02/25/2030 (a)	392	395
6.750% due 05/02/2030	2,744	2,767
7.108% due 04/25/2032	5,992	6,101
1.420% due 09/19/2032 (a)	105,660	105,324

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Structured Asset Notes Transactions Ltd.
6.650% due 08/30/2005 (a)	9,699	9,646
Structured Asset Securities Corp.
7.000% due 02/25/2016	1,323	1,323
7.500% due 07/25/2016	5,491	5,525
1.390% due 10/25/2027 (a)	542	542
6.600% due 12/25/2031	14	14
6.250% due 01/25/2032	55,888	58,149
1.380% due 02/25/2032 (a)	48,753	48,808
6.131% due 02/25/2032 (a)	15,390	15,740
2.887% due 05/25/2032 (a)	1,934	1,972
1.590% due 07/25/2032 (a)	522	524
6.150% due 07/25/2032 (a)	30,352	30,719
6.000% due 09/25/2032	37	38
5.500% due 10/25/2032	1,933	1,950
5.450% due 03/25/2033 (a)	30,609	31,372
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024 (a)	45	46
Summit Mortgage Trust
1.646% due 04/28/2035 (a)	2,626	2,586
Superannuation Members Home Loans Global Fund
1.365% due 06/15/2026 (a)	4,867	4,873
Torrens Trust
1.350% due 07/15/2031 (a)	11,641	11,667
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	4,300
6.800% due 01/25/2028	14,454	15,047
United Mortgage Securities Corp.
4.014% due 06/25/2032 (a)	8,751	8,861
4.967% due 09/25/2033 (a)	429	437
Vendee Mortgage Trust
6.500% due 05/15/2020	9,106	9,168
0.440% due 06/15/2023 (f)	63,577	1,076
6.500% due 09/15/2024	24,645	26,265
6.823% due 01/15/2030 (a)	7,685	8,238
Washington Mutual
1.230% due 12/25/2007 (a)	25,452	25,462
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	785	785
5.530% due 07/25/2032 (a)	3,412	3,483
5.175% due 10/25/2032 (a)	60,864	62,223
5.750% due 12/25/2032	92	94
5.060% due 05/25/2033 (a)	11,555	11,794
2.879% due 12/25/2040 (a)	13,337	13,395
3.956% due 01/25/2041 (a)	17,957	17,837
Wells Fargo Mortgage-Backed Securities Trust
6.431% due 10/25/2031 (a)	1,436	1,440
6.561% due 10/25/2031 (a)	254	254
6.573% due 10/25/2031 (a)	1,852	1,852
5.943% due 01/25/2032	3,705	3,735
6.029% due 01/25/2032 (a)	4,670	4,714
5.039% due 09/25/2032 (a)	21,770	22,114

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Total Mortgage-Backed Securities (Cost $2,199,745)		2,248,693

ASSET-BACKED SECURITIES 1.8%
Aames Mortgage Trust
7.589% due 10/15/2029	48	51
ACE Securities Corp.
1.410% due 11/25/2028 (a)	157	158
1.430% due 06/25/2032 (a)	40,837	40,961
Advanta Mortgage Loan Trust
1.465% due 11/25/2029 (a)	1,127	1,129
8.250% due 08/25/2030	7,954	8,750
Advanta Revolving Home Equity Loan Trust
1.460% due 01/25/2024 (a)	6,144	6,165
1.340% due 02/25/2025 (a)	4,003	4,009
American Express Master Trust
7.850% due 08/15/2005	220	227
American Stores Corp.
2.151% due 07/06/2004 (a) (o)	20,000	19,841
Ameriquest Mortgage Securities, Inc.
1.660% due 05/15/2030 (a)	4,286	4,295
1.360% due 08/25/2032 (a)	57	57
1.530% due 02/25/2033	4,077	4,099
1.520% due 10/25/2033	3,131	3,142
Amortizing Residential Collateral Trust
1.360% due 06/25/2032 (a)	2,691	2,687
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.690% due 07/21/2030 (a)	375	377
1.350% due 08/21/2030 (a)	116	115
1.390% due 08/15/2032	13,361	13,393
Bank One Heloc Trust
1.350% due 04/20/2020 (a)	12,001	12,031
Bayview Financial Acquisition Trust
1.490% due 04/25/2031 (a)	33,180	33,175
1.470% due 11/25/2031 (a)	2,387	2,388
Bear Stearns Asset-Backed Securities, Inc.
1.280% due 03/25/2024	118,464	118,558
1.420% due 10/25/2032 (a)	30,374	30,428
1.490% due 10/25/2032 (a)	13,388	13,454
5.088% due 06/25/2043	22,081	22,736
Brazos Student Loan Finance Co.
1.920% due 06/01/2023 (a)	27,371	27,645
1.366% due 12/01/2025 (a)	13,065	13,058
Capital Asset Research Funding LP
6.400% due 12/15/2004	121	121
5.905% due 12/15/2005 (o)	595	581
Centex Home Equity Loan Trust
1.390% due 09/25/2033 (a)	11,328	11,355
Champion Home Equity Loan Trust
1.350% due 03/25/2029 (a)	762	764
1.490% due 09/25/2029 (a)	3,655	3,664

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Charming Shoppes Master Trust
1.540% due 08/15/2008 (a)	219	219
Chase Funding Mortgage Loan Asset-Backed Certificates
7.333% due 11/25/2011	4,170	4,373
1.340% due 07/25/2029	5,471	5,478
1.390% due 11/25/2029	1,737	1,740
1.310% due 10/25/2030 (a)	3,939	3,946
1.410% due 08/25/2032	10,048	10,072
Cityscape Home Equity Loan Trust
7.650% due 09/25/2025	119	119
Community Program Loan Trust
4.500% due 10/01/2018	16,140	16,401
4.500% due 04/01/2029	26,000	24,425
Conseco Finance Corp.
8.300% due 10/15/2031	2,000	2,104
1.540% due 05/15/2032	5,601	5,625
Conseco Finance Securitizations Corp.
7.800% due 05/15/2020	143	152
1.460% due 10/15/2031 (a)	4,361	4,364
Countrywide Asset-Backed Certificates
1.710% due 10/25/2030	5,712	5,726
1.320% due 06/25/2031 (a)	160	160
1.350% due 05/25/2032 (a)	4,256	4,265
Credit-Based Asset Servicing & Securitization LLC
1.410% due 06/25/2032 (a)	24,728	24,784
Delta Funding Home Equity Loan Trust
1.500% due 09/15/2029 (a)	1,186	1,191
1.410% due 06/15/2030 (a)	3,705	3,711
Denver Arena Trust
6.940% due 11/15/2019	3,849	4,106
Discover Card Master Trust I
6.850% due 07/17/2007	960	1,002
1.465% due 10/16/2013 (a)	400	407
EQCC Home Equity Loan Trust
1.250% due 10/15/2027 (a)	222	222
7.448% due 08/25/2030	28	29
Equity One ABS, Inc.
1.370% due 11/25/2032 (a)	120	120
Equivantage Home Equity Loan Trust
6.550% due 10/25/2025	21	21
First Alliance Mortgage Loan Trust
2.500% due 01/25/2025 (a)	116	116
1.470% due 03/20/2031 (a)	5,266	5,274
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.790% due 04/25/2032	15,444	15,506
FMAC Loan Receivables Trust
7.900% due 04/15/2019	20	15
6.500% due 09/15/2020	167	122
6.830% due 09/15/2020	680	30
GE Capital Equipment Lease Trust
6.850% due 05/20/2008 (a)	38	38
GMAC Mortgage Corp. Loan Trust
6.390% due 05/25/2027	1,719	1,727
7.950% due 03/25/2030	3,207	3,328

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Green Tree Financial Corp.
6.240% due 11/01/2016	71	73
5.760% due 11/01/2018	92	95
8.300% due 05/15/2026	503	516
6.870% due 02/01/2030	1,537	1,591
6.480% due 12/01/2030	55	57
Green Tree Home Improvement Loan Trust
1.740% due 11/15/2029 (a)	734	734
Greenpoint Manufactured Housing
7.270% due 06/15/2029	110	121
HFC Home Equity Loan Asset-Backed Certificates
1.380% due 05/20/2031	71,616	71,756
1.460% due 12/22/2031	3,726	3,738
Home Equity Asset Trust
1.390% due 11/25/2032 (a)	22,789	22,841
1.550% due 05/25/2033 (a)	42,026	42,287
Home Equity Mortgage Trust
2.940% due 08/25/2032	5,000	5,030
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	49,749	49,917
1.440% due 02/20/2033	7,357	7,383
IMC Home Equity Loan Trust
7.500% due 04/25/2026	304	304
6.780% due 07/25/2026 (a)	170	170
1.310% due 05/20/2027	6	6
7.520% due 08/20/2028	35	35
7.310% due 11/20/2028	78	79
1.250% due 08/20/2029 (a)	26	26
Impac Secured Assets CMN Owner Trust
7.770% due 07/25/2025 (a)	376	376
Indymac Home Equity Loan Asset-Backed Trust
1.380% due 07/25/2030 (a)	367	368
Irwin Home Equity Loan Trust
1.460% due 02/25/2012 (a)	2,339	2,346
1.380% due 06/25/2029 (a)	42,149	42,238
Irwin Low Balance Home Equity Loan Trust
1.465% due 06/25/2021 (a)	4,455	4,473
Long Beach Mortgage Loan Trust
1.370% due 11/25/2009 (a)	33,835	33,889
1.390% due 04/21/2031 (a)	651	652
Merrill Lynch Mortgage Investors, Inc.
1.460% due 04/25/2031 (a)	8,799	8,828
Mesa Trust Asset-Backed Certificates
1.390% due 05/15/2033 (a)	881	855
Metropolitan Asset Funding, Inc.
1.550% due 04/25/2029 (a)	1,955	1,956
Mid-State Trust
8.330% due 04/01/2030	45,011	49,176
7.340% due 07/01/2035	1,594	1,740
6.340% due 10/15/2036	36,943	39,499
7.791% due 03/15/2038	7,051	7,975

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
MLCC Mortgage Investors, Inc.
1.470% due 03/15/2025 (a)	198	199
Morgan Stanley Dean Witter Capital I, Inc.
1.460% due 07/25/2030 (a)	28	28
1.420% due 07/25/2032 (a)	19,145	19,206
1.510% due 11/25/2032 (a)	9,690	9,743
MPC Natural Gas Funding Trust
6.200% due 03/15/2013	7,041	7,794
Myra-Pemex Trust
1.932% due 10/20/2006 (a)	148	144
1.922% due 12/23/2006 (a)	335	325
1.937% due 12/23/2006 (a)	507	492
1.937% due 12/23/2006 (a)	763	740
1.937% due 12/23/2006 (a)	501	486
1.942% due 12/23/2006 (a)	409	396
1.942% due 12/23/2006 (a)	338	328
1.942% due 12/23/2006 (a)	2,030	1,970
2.000% due 12/23/2006 (a)	1,009	979
2.000% due 12/23/2006 (a)	792	768
2.000% due 12/23/2006 (a)	10	10
2.062% due 12/23/2006 (a)	297	288
New Century Home Equity Loan Trust
7.540% due 06/25/2029	29	30
7.320% due 07/25/2029	33	35
Nissan Auto Lease Trust
2.560% due 08/15/2007	16,433	16,552
Novastar Home Equity Loan
1.365% due 04/25/2028 (a)	284	284
NPF XII, Inc.
2.463% due 11/01/2024 (a)(b)(o)	49,000	6,999
Option One Mortgage Loan Trust
1.380% due 06/25/2030 (a)	4,029	4,037
1.380% due 09/25/2030 (a)	49	49
1.340% due 12/25/2030 (a)	2,177	2,180
Pennsylvania Higher Education Assistance Agency
0.000% due 07/25/2042	10,350	10,356
Provident Bank Home Equity Loan Trust
1.390% due 06/25/2021 (a)	4,354	4,360
Quest Trust
1.520% due 08/25/2011	40,623	40,667
Renaissance Home Equity Loan Trust
1.440% due 08/25/2032 (a)	15,483	15,520
Residential Asset Mortgage Products, Inc.
1.180% due 03/25/2022	4,778	4,781
1.390% due 01/25/2034	134,013	134,243
Residential Funding Mortgage Securities I, Inc.
7.670% due 01/25/2020	184	185
Residential Funding Mortgage Securities II, Inc.
1.280% due 04/25/2011	23,999	24,017
Residential Mortgage Loan Trust
1.840% due 09/25/2029 (a)	105	105

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Salomon Brothers Mortgage Securities VII, Inc.
1.370% due 09/25/2028 (a)	6,801	6,815
1.670% due 12/15/2029 (a)	12,041	12,082
1.390% due 03/25/2032 (a)	7,267	7,284
Sand Trust
1.370% due 08/25/2032 (a)	1,780	1,784
Saxon Asset Securities Trust
1.670% due 07/25/2030 (a)	784	786
1.490% due 12/25/2032 (a)	16,098	16,151
1.350% due 11/25/2033 (a)	13,540	13,563
SLM Student Loan Trust
1.695% due 10/25/2010	217	219
1.320% due 04/25/2011 (a)	6,855	6,875
1.110% due 12/15/2016 (o)	15,000	14,917
1.095% due 03/15/2028	1,200	1,201
1.100% due 06/17/2030 (a)	3,950	3,952
Specialty Underwriting & Residential Finance
1.420% due 06/25/2034 (a)	161	161
Structured Asset Investment Loan Trust
1.190% due 04/25/2033	9,169	9,167
Structured Asset Securities Corp.
1.540% due 02/25/2033 (a)	17,504	17,601
UCFC Home Equity Loan
6.870% due 07/15/2029	70	73
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013 (a)	13,528	13,603
WFS Financial Owner Trust
5.180% due 03/20/2009	35	36
WMC Mortgage Loan
1.540% due 10/15/2029 (a)	13,001	13,026
1.430% due 05/15/2030 (a)	4,384	4,398

Total Asset-Backed Securities (Cost $1,431,963)		1,403,452

SOVEREIGN ISSUES 2.2%
Banque Centrale De Tunisie
7.375% due 04/25/2012	4,220	4,927
Hydro - Quebec
1.212% due 09/29/2049 (a)	5,600	5,271
Kingdom of Spain
7.000% due 07/19/2005	500	535
Province of Quebec
1.260% due 06/11/2004 (a)	15,500	15,504
Republic of Brazil
2.000% due 04/15/2006 (a)	120,261	118,087
2.000% due 04/15/2006 (a)	16,040	15,750
10.000% due 01/16/2007	4,000	4,410
11.500% due 03/12/2008	45,000	51,187
2.062% due 04/15/2009 (a)	31,500	29,670
2.062% due 04/15/2009 (a)	6,988	6,582
12.000% due 04/15/2010	5,600	6,538
9.250% due 10/22/2010	900	936
11.000% due 01/11/2012	38,320	42,861

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
2.062% due 04/15/2012 (a)		9,720	8,567
8.000% due 04/15/2014		52,027	51,071
8.875% due 04/15/2024		4,000	3,680
10.125% due 05/15/2027		19,020	19,343
12.250% due 03/06/2030		13,400	16,013
11.000% due 08/17/2040		158,220	169,770
Republic of Colombia
10.750% due 01/15/2013		90	109
Republic of Panama
8.250% due 04/22/2008		63,450	71,698
9.625% due 02/08/2011		6,000	7,170
9.625% due 02/08/2011		15,000	17,925
9.375% due 07/23/2012		5,310	6,306
9.375% due 07/23/2012		48,750	57,891
10.750% due 05/15/2020		6,500	8,239
9.375% due 01/16/2023		44,520	50,419
8.875% due 09/30/2027		29,750	32,428
Republic of Peru
9.125% due 01/15/2008		15,300	17,863
9.125% due 02/21/2012		128,900	146,624
9.875% due 02/06/2015		8,500	10,026
4.500% due 03/07/2017 (a)		11,000	9,769
5.000% due 03/07/2017 (a)		12,513	11,682
Republic of South Africa
1.752% due 03/26/2009 (o)		2,000	1,945
9.125% due 05/19/2009		28,275	34,955
United Mexican States
10.375% due 02/17/2009		42	54
9.875% due 02/01/2010		23,900	30,795
8.375% due 01/14/2011		19,950	24,349
8.375% due 01/14/2011		3,743	4,559
7.500% due 01/14/2012		9,160	10,671
6.375% due 01/16/2013		97,275	105,592
6.625% due 03/03/2015		27,000	29,471
11.375% due 09/15/2016		4,450	6,748
8.125% due 12/30/2019		38,000	45,220
8.000% due 09/24/2022		54,210	62,748
8.300% due 08/15/2031		279,830	329,500

Total Sovereign Issues (Cost $1,494,361)			1,705,458

FOREIGN CURRENCY-DENOMINATED ISSUES (m)(n) 1.6%
Banque Centrale De Tunisie
7.500% due 08/06/2009	EC	2,300	3,254
Commonwealth of Canada
6.000% due 06/01/2008	C$	100,000	84,132
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	81,500	68,753
Depfa Deutsche Pfandbriefbank AG
5.500% due 01/15/2010	EC	600	818
El Paso Corp.
5.750% due 03/14/2006		12,000	13,714
7.125% due 05/06/2009		63,300	67,288

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)		Value (000s)
Halifax Group Euro Finance
7.627% due 12/29/2049		14,700	21,763
KBC Bank Fund Trust IV
8.220% due 11/29/2049		5,000	7,415
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		26,000	38,282
Republic of Germany
5.250% due 07/04/2010		274,200	372,177
5.250% due 01/04/2011		185,400	251,978
Republic of Italy
1.650% due 09/15/2008		37,771	47,601
Royal Bank of Scotland PLC
6.770% due 03/31/2049		107,300	137,554
Tyco International Group S.A.
4.375% due 11/19/2004		31,500	39,142
United Kingdom Gilt
5.000% due 03/07/2012	BP	50	94
United Mexican States
6.750% due 06/06/2006	JY	2,000,000	21,618
7.500% due 03/08/2010	EC	5,000	7,057

Total Foreign Currency-Denominated Issues (Cost $1,059,805)			1,182,640

PURCHASED PUT OPTIONS 0.0%
Eurodollar September Futures (CME)
Strike @ 95.000 Exp. 09/13/2004		$8,000,000	100
Strike @ 95.250 Exp. 09/13/2004		1,250,000	8
Strike @ 95.500 Exp. 09/13/2004		16,250,000	101
Harborview Mortgage Loan Trust (OTC)*
7.470% due 08/19/2030
Strike @ 100.000 Exp. 05/01/2005		22,975	0

Total Purchased Put Options (Cost $255)			209

CONVERTIBLE BONDS & NOTES 0.0%

Industrials 0.0%
Enron Corp.
0.000% due 02/07/2021 (b)		17,999	2,970

Total Convertible Bonds & Notes (Cost $12,591)			2,970

SHORT-TERM INSTRUMENTS 58.5%

Certificates of Deposit 1.9%
Chase Manhattan Bank USA
1.030% due 04/15/2004		47,000	47,000
1.030% due 05/28/2004		39,900	39,900
Citibank New York N.A.
1.035% due 04/22/2004		45,900	45,900
1.030% due 04/30/2004		100,000	100,000
1.035% due 04/30/2004		66,600	66,600

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.040% due 05/05/2004	92,500	92,500
1.045% due 05/12/2004	85,000	85,000
1.045% due 05/13/2004	45,000	45,000
1.040% due 05/24/2004	23,200	23,200
1.040% due 06/04/2004	449,900	449,900
1.030% due 06/10/2004	207,300	207,300
Wells Fargo Financial, Inc.
1.030% due 04/12/2004	261,600	261,600

		1,463,900

Commercial Paper 43.9%
ABN AMRO North America
1.025% due 04/20/2004	2,000	1,999
1.030% due 04/28/2004	13,100	13,090
1.010% due 05/11/2004	35,500	35,460
1.025% due 05/20/2004	32,500	32,455
1.045% due 06/07/2004	11,700	11,677
1.025% due 06/11/2004	19,200	19,161
Alcon Capital Corp.
1.020% due 05/25/2004	18,800	18,771
1.040% due 06/22/2004	90,000	89,787
Altria Group, Inc.
1.800% due 10/29/2004	104,100	104,100
Anz (Delaware), Inc.
1.020% due 04/05/2004	6,400	6,399
1.050% due 04/07/2004	6,300	6,299
1.025% due 04/08/2004	4,900	4,899
1.025% due 04/13/2004	30,100	30,090
1.025% due 04/19/2004	55,600	55,572
1.035% due 05/12/2004	5,000	4,994
1.040% due 05/12/2004	72,000	71,915
1.030% due 05/13/2004	5,900	5,893
1.025% due 05/17/2004	18,800	18,775
1.030% due 05/17/2004	31,800	31,758
1.025% due 05/20/2004	44,600	44,538
1.025% due 05/25/2004	40,900	40,837
1.030% due 06/02/2004	49,500	49,411
1.020% due 06/03/2004	57,600	57,495
1.020% due 06/09/2004	31,100	31,038
1.020% due 06/10/2004	42,400	42,314
1.030% due 06/10/2004	101,900	101,694
1.035% due 06/21/2004	200,900	200,430
1.030% due 06/22/2004	19,000	18,955
1.030% due 06/25/2004	6,900	6,883
1.035% due 06/25/2004	91,800	91,574
1.030% due 07/08/2004	15,100	15,057
1.035% due 07/08/2004	8,050	8,027
ASB Bank Ltd.
1.065% due 04/14/2004	50,000	49,981
1.040% due 04/30/2004	13,300	13,289
1.050% due 04/30/2004	50,000	49,958

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Barclays U.S. Funding Corp.
1.025% due 04/02/2004	169,300	169,295
1.020% due 04/06/2004	15,600	15,598
1.060% due 04/06/2004	24,800	24,796
1.030% due 04/16/2004	525	525
1.030% due 04/20/2004	35,600	35,581
1.020% due 04/27/2004	105,500	105,422
1.010% due 05/18/2004	52,200	52,131
1.020% due 05/21/2004	18,100	18,074
1.030% due 05/21/2004	76,700	76,590
1.020% due 05/24/2004	16,400	16,375
1.030% due 06/08/2004	63,400	63,276
1.020% due 06/11/2004	40,300	40,217
CBA (de) Finance
1.050% due 04/05/2004	6,100	6,099
1.040% due 04/07/2004	300	300
1.050% due 04/07/2004	20,900	20,896
1.030% due 04/13/2004	11,700	11,696
1.030% due 04/27/2004	9,200	9,193
1.040% due 04/30/2004	4,300	4,296
1.030% due 05/10/2004	14,700	14,684
1.030% due 05/12/2004	20,100	20,076
1.030% due 05/21/2004	7,100	7,090
1.030% due 05/24/2004	39,600	39,540
1.030% due 05/26/2004	7,000	6,989
1.020% due 06/09/2004	7,200	7,186
1.020% due 06/10/2004	20,300	20,259
1.025% due 06/11/2004	42,900	42,812
CDC Commercial Corp.
1.025% due 04/16/2004	12,500	12,495
1.030% due 04/19/2004	100,000	99,949
1.040% due 05/18/2004	50,000	49,932
1.040% due 06/04/2004	38,000	37,930
1.040% due 06/07/2004	20,200	20,161
1.020% due 06/11/2004	11,100	11,077
1.025% due 07/07/2004	50,000	49,860
Danske Corp.
1.020% due 04/14/2004	8,000	7,997
1.030% due 04/14/2004	174,900	174,835
1.035% due 04/14/2004	69,200	69,174
1.025% due 04/16/2004	13,500	13,494
1.030% due 04/16/2004	50,100	50,078
1.030% due 05/10/2004	22,700	22,675
1.030% due 05/11/2004	15,400	15,382
1.035% due 05/11/2004	4,500	4,495
1.020% due 05/12/2004	200	200
1.025% due 05/12/2004	57,900	57,832
1.030% due 05/13/2004	1,800	1,798
1.025% due 05/17/2004	24,500	24,468
1.030% due 05/17/2004	9,800	9,787
1.030% due 05/18/2004	6,200	6,192
1.025% due 05/19/2004	34,500	34,453
1.020% due 06/04/2004	263,900	263,415

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.020% due 06/08/2004	8,100	8,084
1.030% due 06/08/2004	5,400	5,389
1.035% due 06/08/2004	3,200	3,194
1.050% due 06/08/2004	6,000	5,988
1.085% due 06/08/2004	34,600	34,532
1.025% due 06/18/2004	87,200	87,004
1.025% due 06/21/2004	11,000	10,974
1.025% due 06/22/2004	70,900	70,732
1.050% due 08/11/2004	105,150	104,744
Dupont De Nemours & Co.
1.010% due 04/19/2004	11,900	11,894
1.030% due 04/26/2004	2,100	2,099
1.030% due 04/28/2004	10,300	10,292
1.010% due 05/13/2004	52,900	52,838
1.015% due 05/13/2004	26,000	25,969
1.015% due 05/17/2004	14,800	14,781
Eksportfinans A.S.A.
1.015% due 06/01/2004	200,000	199,648
Euopean Investment Bank
1.015% due 04/13/2004	44,100	44,085
1.020% due 04/13/2004	165,200	165,144
1.020% due 04/15/2004	107,100	107,058
1.020% due 05/10/2004	7,000	6,992
1.010% due 05/25/2004	13,800	13,779
1.010% due 06/15/2004	36,100	36,022
1.015% due 06/15/2004	167,800	167,438
Fannie Mae
0.980% due 04/01/2004	1,894,500	1,894,500
1.010% due 04/01/2004	274,000	274,000
1.075% due 04/01/2004	134,175	134,175
1.060% due 04/05/2004	2,625	2,625
1.075% due 04/05/2004	9,300	9,299
1.000% due 04/07/2004	134,223	134,201
1.010% due 04/07/2004	242,900	242,859
1.020% due 04/07/2004	6,800	6,799
1.025% due 04/07/2004	216,200	216,163
1.030% due 04/07/2004	1,000	1,000
1.080% due 04/07/2004	1,500	1,500
1.010% due 04/13/2004	13,650	13,646
1.000% due 04/14/2004	379,500	379,363
1.005% due 04/14/2004	7,000	6,997
1.010% due 04/14/2004	1,019	1,019
1.010% due 04/21/2004	889,021	888,527
1.010% due 04/28/2004	561,700	561,275
1.025% due 04/28/2004	45,972	45,937
1.030% due 07/01/2004	24,800	24,735
1.040% due 05/03/2004	2,600	2,598
1.015% due 05/05/2004	21,747	21,726
1.020% due 05/05/2004	1,071,726	1,070,694
1.010% due 05/12/2004	11,300	11,287
1.020% due 05/12/2004	342,100	341,703
1.010% due 05/19/2004	155,500	155,292

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.010% due 05/20/2004	11,800	11,784
1.010% due 05/26/2004	249,384	249,003
1.015% due 05/28/2004	286,400	285,940
1.010% due 06/01/2004	1,000	998
1.010% due 06/02/2004	254,254	253,799
1.010% due 06/09/2004	638,020	636,750
1.050% due 06/15/2004	149,900	149,576
1.010% due 06/16/2004	655,700	654,264
1.000% due 06/23/2004	536,807	535,519
1.010% due 06/23/2004	17,755	17,712
1.010% due 06/30/2004	40,600	40,497
1.012% due 06/30/2004	354,200	353,279
1.015% due 06/30/2004	28,000	27,927
1.020% due 06/30/2004	16,300	16,258
1.000% due 07/01/2004	700	698
1.005% due 07/01/2004	150,584	150,188
1.010% due 07/01/2004	729,400	727,482
1.015% due 07/01/2004	10,000	9,974
1.010% due 07/02/2004	426,900	425,764
1.010% due 07/20/2004	68,000	67,782
Federal Home Loan Bank
0.900% due 04/01/2004	233,700	233,700
1.010% due 04/01/2004	1,968,300	1,968,300
0.995% due 04/07/2004	750	750
1.020% due 04/07/2004	7,800	7,799
0.995% due 04/08/2004	500	500
0.995% due 04/12/2004	13,200	13,196
1.120% due 04/12/2004	2,500	2,499
0.995% due 04/14/2004	15,700	15,694
1.020% due 04/14/2004	26,320	26,310
1.010% due 04/16/2004	110,800	110,754
1.020% due 04/16/2004	10,000	9,996
1.010% due 04/21/2004	378,900	378,690
1.010% due 04/23/2004	434,180	433,915
1.020% due 04/23/2004	50,371	50,340
1.010% due 04/28/2004	697,900	697,374
1.015% due 04/28/2004	19,000	18,986
1.020% due 04/28/2004	192,700	192,553
1.020% due 04/30/2004	14,832	14,820
1.010% due 05/05/2004	41,300	41,261
1.015% due 05/05/2004	12,300	12,288
1.015% due 05/07/2004	12,500	12,487
1.015% due 05/12/2004	53,700	53,638
1.010% due 05/14/2004	204,100	203,856
1.010% due 05/19/2004	145,500	145,306
1.010% due 05/21/2004	249,500	249,153
1.010% due 05/26/2004	364,400	363,843
1.000% due 05/28/2004	30,800	30,751
1.010% due 05/28/2004	104,531	104,365
1.010% due 06/02/2004	67,200	67,080
1.010% due 06/04/2004	47,300	47,213
1.010% due 06/11/2004	3,100	3,094
1.010% due 06/18/2004	24,600	24,545

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Freddie Mac
1.020% due 04/01/2004	2,445	2,445
1.050% due 04/01/2004	2,500	2,500
1.025% due 04/06/2004	2,700	2,700
1.030% due 04/06/2004	21,000	20,997
1.035% due 04/06/2004	800	800
0.995% due 04/13/2004	200	200
1.000% due 04/13/2004	77,660	77,634
1.010% due 04/13/2004	30,715	30,705
1.010% due 04/20/2004	92,143	92,094
1.020% due 04/27/2004	328,295	328,053
1.010% due 04/27/2004	362,663	362,400
1.040% due 05/03/2004	6,000	5,994
1.020% due 05/04/2004	425,369	424,971
1.022% due 05/04/2004	17,895	17,878
1.025% due 05/04/2004	146,300	146,163
1.010% due 05/05/2004	526	525
1.040% due 05/10/2004	147,000	146,834
1.010% due 05/10/2004	2,000	1,998
1.010% due 05/11/2004	16,875	16,856
1.015% due 05/11/2004	217,868	217,622
1.010% due 05/17/2004	1,800	1,798
1.020% due 05/17/2004	10,800	10,786
1.010% due 05/18/2004	113,260	113,112
1.015% due 05/20/2004	4,200	4,194
1.025% due 05/20/2004	266	266
1.010% due 05/25/2004	59,900	59,810
0.995% due 06/01/2004	16,035	16,007
1.010% due 06/01/2004	484,026	483,174
1.010% due 06/08/2004	156,100	155,794
1.010% due 06/15/2004	532,425	531,275
1.040% due 06/16/2004	25,400	25,344
1.020% due 06/21/2004	4,400	4,390
1.000% due 06/22/2004	900	898
1.005% due 06/29/2004	17,800	17,754
1.010% due 07/06/2004	11,900	11,868
1.015% due 07/13/2004	11,200	11,167
1.010% due 07/15/2004	38,300	38,183
1.010% due 07/19/2004	135,800	135,370
1.010% due 07/20/2004	28,300	28,209
1.030% due 08/11/2004	6,400	6,375
1.020% due 08/11/2004	250,000	249,035
General Electric Capital Corp.
1.030% due 04/07/2004	195	195
1.110% due 04/07/2004	33,000	32,994
1.080% due 04/08/2004	3,500	3,499
1.110% due 04/08/2004	28,800	28,794
1.090% due 04/12/2004	16,600	16,594
1.090% due 04/13/2004	28,700	28,690
1.090% due 04/14/2004	54,600	54,579
1.040% due 04/19/2004	23,400	23,388

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.030% due 04/26/2004	62,500	62,455
1.040% due 05/11/2004	31,000	30,964
1.040% due 05/18/2004	2,000	1,997
1.050% due 05/18/2004	11,000	10,985
1.040% due 05/27/2004	58,500	58,405
1.040% due 06/08/2004	54,300	54,194
1.040% due 06/15/2004	36,900	36,820
1.040% due 07/08/2004	61,300	61,126
GlaxoSmithKline PLC
1.020% due 04/26/2004	34,600	34,575
HBOS Treasury Services PLC
1.080% due 04/01/2004	6,700	6,700
1.100% due 04/07/2004	200	200
1.110% due 04/07/2004	22,000	21,996
1.030% due 04/13/2004	47,000	46,984
1.035% due 04/13/2004	6,895	6,893
1.100% due 04/13/2004	59,000	58,978
1.115% due 04/13/2004	26,900	26,890
1.100% due 04/15/2004	25,800	25,789
1.105% due 04/15/2004	14,100	14,094
1.100% due 04/16/2004	23,600	23,589
1.030% due 04/22/2004	600	600
1.050% due 04/22/2004	200	200
1.060% due 04/22/2004	4,900	4,897
1.105% due 04/22/2004	27,000	26,983
1.035% due 04/23/2004	39,900	39,875
1.040% due 04/28/2004	168,600	168,469
1.040% due 04/29/2004	500	500
1.050% due 05/04/2004	7,000	6,993
1.050% due 05/05/2004	8,500	8,492
1.040% due 05/07/2004	19,600	19,580
1.050% due 05/07/2004	2,500	2,497
1.035% due 05/13/2004	1,700	1,698
1.040% due 05/17/2004	2,900	2,896
1.040% due 05/24/2004	14,500	14,478
1.040% due 05/26/2004	58,200	58,108
1.040% due 05/27/2004	15,300	15,275
1.040% due 06/03/2004	22,600	22,559
1.050% due 06/04/2004	2,100	2,096
1.055% due 06/04/2004	7,000	6,987
1.025% due 06/08/2004	1,400	1,397
1.040% due 06/08/2004	350	349
1.060% due 06/11/2004	22,200	22,154
1.030% due 06/16/2004	49,500	49,392
1.030% due 06/21/2004	57,100	56,966
1.030% due 06/22/2004	90,400	90,186
1.045% due 06/22/2004	10,100	10,076
1.030% due 06/24/2004	35,700	35,613
1.030% due 06/29/2004	8,800	8,777
1.035% due 06/29/2004	18,400	18,353
1.040% due 06/30/2004	69,300	69,120
1.035% due 07/01/2004	10,800	10,772

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.040% due 07/01/2004	10,600	10,572
1.040% due 07/08/2004	9,800	9,772
1.035% due 07/09/2004	2,100	2,094
KFW International Finance, Inc.
1.015% due 06/08/2004	1,800	1,796
1.015% due 06/10/2004	17,300	17,265
Lloyds TSB Bank PLC
1.045% due 06/03/2004	20,800	20,762
Nestle Capital Corp.
1.010% due 04/21/2004	100,000	99,944
1.020% due 05/06/2004	10,900	10,889
1.020% due 05/10/2004	13,380	13,365
1.020% due 05/24/2004	40,200	40,140
1.050% due 06/03/2004	100,000	99,818
1.010% due 06/04/2004	8,200	8,185
1.050% due 09/01/2004	25,000	24,888
Pfizer, Inc.
1.010% due 04/15/2004	55,300	55,278
1.010% due 04/21/2004	68,500	68,462
1.010% due 04/22/2004	151,000	150,911
1.010% due 05/04/2004	100,000	99,907
1.010% due 05/05/2004	80,000	79,924
1.010% due 05/12/2004	16,600	16,581
1.010% due 05/17/2004	35,100	35,055
1.010% due 05/26/2004	139,100	138,885
1.010% due 06/01/2004	8,500	8,485
1.015% due 06/03/2004	34,100	34,038
1.010% due 06/04/2004	8,500	8,484
1.010% due 06/08/2004	14,300	14,272
1.010% due 06/14/2004	104,900	104,676
1.015% due 06/17/2004	600	599
1.030% due 08/02/2004	59,400	59,187
Rabobank USA Financial Corp.
1.060% due 04/01/2004	869,400	869,400
1.025% due 04/15/2004	15,000	14,994
1.025% due 04/20/2004	95,000	94,949
1.025% due 04/22/2004	4,700	4,697
1.020% due 04/23/2004	14,600	14,591
1.030% due 04/23/2004	158,330	158,230
1.030% due 05/10/2004	27,900	27,869
1.045% due 06/15/2004	14,100	14,070
Royal Bank of Scotland PLC
1.010% due 04/12/2004	31,900	31,890
1.020% due 04/12/2004	5,100	5,098
1.020% due 04/13/2004	11,000	10,996
1.040% due 04/20/2004	6,400	6,396
1.030% due 04/27/2004	14,200	14,189
1.030% due 04/30/2004	44,300	44,263
1.020% due 05/04/2004	13,900	13,887
1.025% due 05/04/2004	17,200	17,184
1.040% due 05/04/2004	21,100	21,080
1.015% due 05/05/2004	57,200	57,145

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.020% due 05/05/2004	25,800	25,775
1.020% due 05/06/2004	23,800	23,776
1.025% due 05/06/2004	238,100	237,863
1.020% due 05/07/2004	3,000	2,997
1.035% due 05/10/2004	47,000	46,947
1.030% due 05/11/2004	58,500	58,433
1.015% due 05/12/2004	98,100	97,987
1.025% due 06/01/2004	77,900	77,763
1.020% due 06/15/2004	110,600	110,361
1.030% due 07/06/2004	37,800	37,695
Shell Finance (UK) PLC
1.015% due 04/08/2004	52,200	52,190
1.020% due 05/20/2004	162,100	161,875
1.020% due 06/01/2004	60,900	60,793
1.020% due 06/03/2004	45,300	45,218
1.030% due 06/24/2004	150,000	149,636
Stadshypotek, Inc.
1.030% due 05/27/2004	22,100	22,065
Statens Bostadsfin Bank
1.040% due 04/05/2004	19,800	19,798
1.040% due 04/13/2004	100,000	99,965
1.040% due 04/26/2004	87,700	87,637
1.040% due 05/03/2004	50,000	49,954
1.040% due 05/21/2004	28,000	27,960
Svenska Handelsbank, Inc.
1.025% due 05/24/2004	102,220	102,066
1.025% due 05/26/2004	55,430	55,343
TotalFinaElf Capital S.A.
1.060% due 04/01/2004	111,800	111,800
Toyota Motor Credit Corp.
1.040% due 06/08/2004	16,800	16,767
1.040% due 06/10/2004	35,500	35,428
1.030% due 06/11/2004	19,800	19,759
1.040% due 06/15/2004	24,800	24,746
1.030% due 06/17/2004	29,700	29,634
UBS Finance, Inc.
1.095% due 04/01/2004	53,100	53,100
1.050% due 04/05/2004	150,100	150,082
1.070% due 04/05/2004	105,500	105,487
1.070% due 04/06/2004	160,200	160,176
1.030% due 04/08/2004	138,500	138,472
1.050% due 04/08/2004	251,000	250,949
1.030% due 04/12/2004	74,600	74,577
1.025% due 04/13/2004	131,900	131,855
1.030% due 04/13/2004	19,800	19,793
1.030% due 06/02/2004	43,500	43,422
1.020% due 06/03/2004	110,200	109,999
1.030% due 06/07/2004	42,800	42,717
1.020% due 06/08/2004	26,300	26,248
1.020% due 06/10/2004	29,600	29,540
1.030% due 06/10/2004	16,700	16,666
1.020% due 06/16/2004	34,500	34,424

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.020% due 06/23/2004	1,800	1,796
1.025% due 06/23/2004	38,400	38,308
1.030% due 06/23/2004	10,378	10,353
1.020% due 06/24/2004	24,200	24,141
1.030% due 06/24/2004	59,825	59,680
1.020% due 06/28/2004	55,800	55,658
1.025% due 06/29/2004	290,800	290,053
UniCredit Delaware
1.040% due 04/14/2004	23,100	23,091
1.040% due 06/01/2004	37,300	37,234
1.030% due 06/14/2004	63,800	63,663
Westpac Capital Corp.
1.020% due 04/07/2004	1,400	1,400
1.080% due 04/07/2004	1,800	1,800
1.040% due 05/06/2004	750	749
1.040% due 05/13/2004	27,800	27,766
1.060% due 06/07/2004	7,800	7,785
1.040% due 06/08/2004	11,200	11,178
1.030% due 07/07/2004	49,000	48,862
1.030% due 07/08/2004	55,300	55,143
1.030% due 07/09/2004	49,200	49,059
1.030% due 07/12/2004	53,000	52,843
1.030% due 07/16/2004	20,300	20,237
Westpac Trust Securities NZ Ltd.
1.050% due 04/07/2004	1,800	1,800
1.080% due 04/07/2004	2,000	2,000
1.100% due 04/07/2004	20,700	20,696
1.100% due 04/08/2004	2,100	2,100
1.120% due 04/08/2004	5,900	5,899
1.090% due 04/15/2004	3,800	3,798
1.030% due 04/22/2004	6,800	6,796
1.040% due 04/22/2004	6,000	5,996
1.030% due 04/27/2004	5,200	5,196
1.030% due 05/05/2004	33,700	33,667
1.040% due 05/20/2004	33,300	33,253
1.030% due 05/25/2004	38,500	38,441
1.040% due 05/25/2004	6,600	6,590
1.030% due 06/03/2004	30,900	30,844
1.020% due 06/04/2004	43,400	43,320
1.040% due 06/24/2004	59,800	59,655

		33,500,733

Repurchase Agreements 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.375% due 02/15/2006 valued at $7,806, 2.125% due 12/15/2004 valued at $25,503, 2.375% due 02/15/2006 valued at $25,503, 2.625% due 05/15/2007 valued at $25,503, 2.125% due 05/15/2006 valued at $25,505 and 1.875% due 02/15/2005 valued at $25,502. Repurchase proceeds are $132,653.)	132,650	132,650

Schedule of Investments

Total Return Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Credit Suisse First Boston
0.920% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Note 1.625% due 02/28/2006 valued at 11,769. Repurchase proceeds are $11,500.)	11,500	11,500
0.980% due 04/01/2004 (Dated 03/31/2004. Collateralized by U.S. Treasury Bills 0.982% due 08/19/2004 valued at $8,274. Repurchase proceeds are $8,100.)	8,100	8,100

		152,250

U.S. Treasury Bills 12.5%
1.015% due 04/08/2004-06/24/2004 (g)(i)(j)	9,526,420	9,514,081

Total Short-Term Instruments (Cost $44,631,719)		44,630,964

Total Investments	105.2%	$80,176,439
(Cost $79,031,352)

Written Options (k)	(0.1)%	(95,665)
(Premiums $106,235)

Other Assets and Liabilities (Net)	(5.1)%	(3,875,553)

Net Assets	100.0%	$76,205,221

See accompanying notes

PC1E

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Restricted securities as of March 31, 2004:

Issuer Description	Acquisition Date	Cost as of March 31, 2004	Market Value as of March 31, 2004	Market Value as Percentage of Net Assets

DLJ Mortgage Acceptance Corp.	07/21/1992	$1,835	$1,783	0.00%
First Interstate Bancorp	01/04/1990	38	38	0.00
Goldman Sachs Mortgage Corp.	06/24/1993	4,995	5,353	0.01
Mazda Manufacturing Corp.	03/31/1992 -08/30/1993	1,602	1,610	0.00
United Telecom, Inc.	09/22/2003	732	763	0.00
United Telephone Company of the Northwest	05/02/2002	2,621	2,995	0.01
Wilmington Trust Co.	03/31/1992 -08/30/1993	344	362	0.00

		$12,167	$12,904	0.02%

(d)	Principal amount of security is adjusted for inflation.
(e)	Principal only security.

(f)	Interest only security.
(g)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(h)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/16/2011	BP	116,400	156
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/16/2011		326,480	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017		77,300	(741)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/15/2017		5,800	43
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		38,100	(336)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		336,300	(695)

Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032	134,100	(255)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	96,900	(1,057)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC 1,142,000	21,529
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/21/2007	500,000	7,573
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007	1,623,500	24,197
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008	859,500	1,373
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008	160,300	(349)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/17/2010	1,636,000	(4,556)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010	439,700	(2,459)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010	920,600	(4,297)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/17/2010	68,700	(313)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010	950,000	(750)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017	62,000	1,438
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	560,700	12,303
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032	243,700	3,535
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	59,900	(134)

Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 2.820% due 04/26/2004.
Counterparty: UBS Warburg LLC Exp. 04/26/2004	$25,000	80
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	129,560	77
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/28/2004	25,000	57
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., New York Exp. 05/30/2004	11,000	(41)
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/12/2004	100,000	120
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/14/2004	50,000	68

Receive a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/15/2004	100,000	123
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: Lehman Brothers, Inc. Exp. 06/15/2004	21,500	27
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/20/2004	10,000	9
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bea Stearns & Co., Inc. Exp. 07/01/2004	61,260	0
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear Stearns & Co., Inc. Exp. 07/15/2004	10,000	29
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	61,050	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	35,350	0

Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.200% due 09/01/2009.
Counterparty: ABN AMRO Bank, N.V. Exp. 08/16/2004	25,000	80
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	45,900	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/02/2004	75,000	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.630%.
Counterparty: Bank of America Exp. 09/30/2004	49,350	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	151,500	0
Receive a fixed rate equal to 27.650% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/26/2004	10,000	1,726

Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/27/2004	10,000	1,756

Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil floating rate based on 6-month LIBOR plus 0.8125% due 04/15/2006.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/11/2004	10,000	1,851

Receive a fixed rate equal to 0.650% and the Fund will pay to the counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008.
Counterparty: Lehman Brothers, Inc. Exp. 12/31/2004	50,000	79

Receive a fixed rate equal to 16.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 01/16/2005	10,000	1,141

Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/16/2005	8,500	1,003

Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/22/2005	16,000	134

Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	10,000	1

Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/25/2005	5,000	45
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/29/2005	9,000	82
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	5,670	68
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear Stearns & Co., Inc. Exp. 06/20/2005	9,000	42
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2005	10,100	139
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/26/2007	103,300	48
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/16/2009	3,300	151

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/16/2009	73,000	2,706
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	2,661,000	98,655
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America Exp. 06/16/2009	1,694,900	63,041

		$229,502

(i)	Securities with an aggregate market value of $8,985 have been pledged as collateral for swap and swaption contracts at March 31,2004.
(j)	Securities with an aggregate market value of $476,954 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euribor Written Put Options Strike @ 97.500	09/2004	3,446	$941
Euribor Written Put Options Strike @ 97.000	12/2004	3,044	3,000
Euribor September Long Futures	09/2005	17,920	18,427
Euribor December Long Futures	12/2005	31,592	17,179
Euro-Bobl 5-Year Note Long Futures	06/2004	20,225	26,619
Euro-Bund 10-Year Note Long Futures	06/2004	11,154	22,665
Eurodollar March Long Futures	03/2005	11,489	18,182
Eurodollar March Short Futures	03/2006	171	(21)
Eurodollar March Long Futures	03/2008	557	803
Eurodollar June Long Futures	06/2005	11,801	14,681
Eurodollar June Long Futures	06/2008	557	755

Eurodollar September Long Futures	09/2005	3,148	(694)
Eurodollar September Long Futures	09/2008	557	721
Eurodollar December Long Futures	12/2004	11,196	20,112
Eurodollar December Long Futures	12/2005	3,288	(583)
Eurodollar December Long Futures	12/2008	557	701
U.S. Treasury 2-Year Note Long Futures	06/2004	119	82
U.S. Treasury 5-Year Note Long Futures	06/2004	27,300	20,843
U.S. Treasury 10-Year Note Long Futures	06/2004	134,819	178,522

			$342,935

(k)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	6,400	$4,237	$400
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	4,046	1,881	506
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	5,877	1,902	1,010
Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	355	498	1,054
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	2,023	2,348	4,457
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	5,389	4,180	8,336
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	6,899	6,045	7,007
Put - CME Eurodollar June Futures	98.000	06/14/2004	22,340	15,223	279

				$36,314	$23,049

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$285,400	$2,119	$3,063
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	3.750	%**	07/19/2004	121,000	1,271	1,494
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.250	%*	07/19/2004	121,000	599	111
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	272,800	11,362	32,816
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	272,800	11,020	366
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	6.000	%**	10/19/2004	135,500	5,468	16,299
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	6.000	%*	10/19/2004	135,500	5,468	182
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.200	%**	11/02/2004	25,200	791	1,861
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.700	%*	11/02/2004	185,200	5,978	101

Put - OTC 7-Year Interest Rate Swap	Morgan Stanley Dean Witter & Co.	6.700	%*	11/02/2004	400,000	13,710	218
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.500	%**	01/07/2005	76,300	1,593	6,526
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	7.000	%*	01/07/2005	76,300	2,888	78
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	93,100	2,367	7,963
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	01/07/2005	500	17	11
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	94,100	3,102	96
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	4.000	%**	01/07/2005	500	17	11
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	700	20	14
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	700	12	10
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.000	%**	10/31/2005	500	14	10
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	10/31/2005	500	5	4
Call - OTC 10-Year Interest Rate Swap	Lehman Brothers, Inc.	3.900	%**	06/14/2004	300,000	2,100	1,382

						$69,921	$72,616

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(l)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Bond	6.250	08/15/2023	$50,000	$59,467	$57,887
U.S. Treasury Bond	6.000	02/15/2026	609,400	706,714	692,261
U.S. Treasury Bond	6.250	05/15/2030	861,400	1,040,242	1,023,992
U.S. Treasury Bond	5.375	02/15/2031	919,900	1,002,979	1,017,544
U.S. Treasury Note	4.250	08/15/2013	416,500	431,728	424,174

				$3,241,130	$3,215,858

(m)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	49,290	04/2004	$211	$0	$211
Buy		47,450	05/2004	66	0	66
Buy		51,900	06/2004	67	0	67
Buy	C$	568,635	04/2004	6,368	0	6,368
Buy	CP	3,595,876	04/2004	53	0	53
Buy		10,905,936	05/2004	0	(44)	(44)
Buy		10,484,146	06/2004	0	(134)	(134)
Buy	EC	15,214	04/2004	188	(10)	178
Sell		838,044	04/2004	6,066	(146)	5,920
Buy		200,000	09/2004	20,184	0	20,184
Buy	H$	120,037	04/2004	5	0	5
Buy		124,123	05/2004	0	(5)	(5)
Buy		134,483	06/2004	0	(2)	(2)
Buy	IR	1,188,743	06/2004	1,009	0	1,009
Buy	JY	104,372,792	05/2004	59,185	0	59,185
Buy	KW	17,895,190	04/2004	157	0	157
Buy		18,585,769	05/2004	174	0	174
Buy		20,414,000	06/2004	384	0	384
Buy	MP	182,846	05/2004	0	(239)	(239)
Buy		193,950	06/2004	0	(121)	(121)
Sell	N$	56,984	04/2004	0	(340)	(340)
Buy	PN	54,495	05/2004	12	0	12
Buy		61,683	06/2004	31	0	31
Buy	RR	438,671	04/2004	0	(44)	(44)
Buy		455,028	05/2004	0	(29)	(29)
Buy		493,742	06/2004	0	(17)	(17)
Buy	S$	26,023	04/2004	116	0	116
Buy		26,983	05/2004	148	0	148
Buy		29,492	06/2004	311	0	311
Buy	SR	105,495	05/2004	853	0	853
Buy		121,601	06/2004	1,245	0	1,245
Buy	SV	517,206	05/2004	40	0	40
Buy		592,714	06/2004	257	0	257
Buy	T$	528,589	05/2004	106	0	106
Buy		574,533	06/2004	173	0	173

				$97,409	$(1,131)	$96,278

(n)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

(o)	The aggregate value of fair valued securities is $53,430, which is 0.07% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 5.9%

Banking & Finance 4.5%
CIT Group, Inc.
5.625% due 05/17/2004	$8,765	$8,812
7.125% due 10/15/2004	2,000	2,063
Ford Motor Credit Co.
6.700% due 07/16/2004	90	91
General Motors Acceptance Corp.
1.930% due 05/04/2004 (a)	32,700	32,713
Goldman Sachs Group, Inc.
1.840% due 01/20/2009 (a)	5,000	5,106
Household Finance Corp.
5.875% due 09/25/2004	15,000	15,338
J.P. Morgan Chase & Co.
7.625% due 09/15/2004	550	566
KBC Bank Fund Trust III
9.860% due 11/29/2049 (a)	12,000	15,551
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)	3,000	3,002
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,900	2,509
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	19,700	24,896

		110,647

Industrials 1.2%
Continental Airlines, Inc.
7.056% due 03/15/2011	1,600	1,638
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	400	418
Dow Chemical Co.
8.040% due 07/02/2005	1,647	1,699
El Paso Corp.
6.750% due 05/15/2009	16,700	14,821
Qwest Corp.
8.875% due 03/15/2012	1,300	1,482
Time Warner, Inc.
7.975% due 08/15/2004	3,345	3,420
Transcontinental Gas Pipeline Corp.
6.125% due 01/15/2005	300	309
United Airlines, Inc.
6.071% due 03/01/2013	629	568
9.190% due 12/24/2013 (b)	7,156	2,862
Williams Cos., Inc.
7.625% due 07/15/2019	1,100	1,122

		28,339

Utilities 0.2%
AEP Texas Central Co.
2.370% due 02/15/2005 (a)	1,600	1,602
AT&T Corp.
7.500% due 04/01/2004	500	500
Carolina Power & Light, Inc.
7.875% due 04/15/2004	400	401

Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
Sprint Capital Corp.
6.125% due 11/15/2008	2,400	2,649

		5,152

Total Corporate Bonds & Notes (Cost $139,045)		144,138

MUNICIPAL BONDS & NOTES 4.5%

California 1.6%
California Infrastructure & Economic Development Bank Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2036	15,800	16,379
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	6,200	6,212
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	5,300	5,195
6.625% due 06/01/2040	5,300	5,141
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2028	5,000	5,202
Los Gatos Union School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 08/01/2030	1,400	1,455

		39,584

Colorado 0.4%
Colorado Springs, Colorado Revenue Bonds, Series 2003
5.000% due 11/15/2033	8,200	8,549

Florida 0.0%
Florida State Board of Education General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 06/01/2031	500	521
Miami, Florida Rent Revenue Bonds, Series 1989
8.650% due 07/01/2019	195	258

		779

Kentucky 0.1%
Kentucky Higher Education Student Loan Corporate Revenue Bonds, Series 1997
1.100% due 05/01/2027 (a)	2,900	2,900

Missouri 0.3%
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.078% due 09/01/2043 (a)	7,400	7,400

Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
Nevada 0.9%
Clark County, Nevada General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 06/01/2032	21,800	22,557

New York 0.2%
New York, New York General Obligation Bonds, Series 2003
5.250% due 06/01/2028	5,500	5,781

North Carolina 0.1%
North Carolina State Educational Assistance Authority Revenue Bonds, (GTD Insured), Series 2000
1.280% due 06/01/2009 (a)	1,667	1,671

Texas 0.6%
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2003
5.375% due 10/01/2015	6,900	7,839
Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.375% due 05/15/2013	3,500	3,989
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	1,700	1,763

		13,591

Washington 0.3%
Energy Northwest Washington Electric Revenue Bonds, Series 2003
5.500% due 07/01/2013	3,400	3,912
5.500% due 07/01/2014	2,700	3,108

		7,020

Total Municipal Bonds & Notes (Cost $107,276)		109,832

U.S. GOVERNMENT AGENCIES 28.3%
Fannie Mae
2.585% due 02/01/2023 (a)	201	204
2.644% due 09/01/2040 (a)	9,871	10,154
3.248% due 04/01/2024 (a)	241	247
3.387% due 07/01/2020 (a)	253	261
3.438% due 01/01/2024 (a)	182	189
3.450% due 12/01/2023 (a)	164	170
3.589% due 03/01/2024 (a)	7	7
4.500% due 07/01/2017	92	94
5.000% due 02/01/2016 - 12/01/2018 (c)	393,025	404,534
5.500% due 03/01/2016 - 04/15/2034 (c)	73,767	76,505
5.936% due 11/01/2011	8,766	9,803
6.000% due 01/01/2011 - 04/15/2034 (c)	86,978	90,965

Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
6.500% due 04/01/2014 - 01/01/2033 (c)	4,337	4,600
7.000% due 04/01/2011 - 09/25/2020 (c)	213	227
7.500% due 04/01/2008	10	11
7.750% due 10/01/2007	6	6
8.000% due 10/01/2005 - 10/01/2030 (c)	55	59
8.500% due 10/01/2004 - 04/01/2017 (c)	66	69
9.000% due 06/01/2010 - 06/25/2018 (c)	56	63
9.250% due 07/25/2019	488	544
9.500% due 09/01/2009	9	10
10.000% due 11/01/2021	14	16
11.000% due 09/01/2010	65	74
13.750% due 11/01/2011 - 09/01/2013 (c)	29	32
Federal Home Loan Bank
5.500% due 03/15/2015	377	382
Federal Housing Administration
8.954% due 05/01/2019	88	91
Freddie Mac
3.442% due 12/01/2022 (a)	1,103	1,145
5.000% due 09/15/2016 - 12/01/2031 (c)	11,952	12,291
5.193% due 02/01/2023 (a)	64	65
5.500% due 01/01/2018	210	219
6.000% due 02/01/2016 - 04/15/2034 (c)	11,999	12,522
6.500% due 12/01/2010 - 08/01/2032 (c)	4,505	4,737
7.000% due 03/01/2007 - 07/15/2022 (c)	4,222	4,419
7.500% due 01/15/2023 - 01/01/2026 (c)	9,425	9,988
7.826% due 07/01/2030 (a)	353	368
8.000% due 11/01/2025 - 06/15/2030 (c)	7,256	7,790
8.250% due 05/01/2008	6	6
9.000% due 12/15/2020	223	223
9.250% due 11/15/2019	7	7
9.500% due 02/01/2011 - 02/01/2018 (c)	39	44
10.000% due 06/01/2011 - 03/01/2021 (c)	31	35
Government National Mortgage Association
4.000% due 12/20/2029 (a)	3,562	3,637
4.375% due 06/20/2023 - 06/20/2027 (a)	6,271	6,376
4.500% due 07/15/2030 (a)	448	457
4.750% due 09/20/2024 - 08/20/2027 (a)	5,187	5,314
6.000% due 01/15/2024 - 10/15/2031 (c)	430	450
6.500% due 10/15/2031 - 11/15/2032	69	74
6.650% due 06/15/2040	15,650	18,020
7.500% due 09/15/2014 - 09/15/2025	73	79
8.000% due 07/15/2010 - 08/15/2024	289	317
8.500% due 11/15/2006	12	13
9.000% due 09/15/2008 - 11/15/2017	87	99
9.500% due 01/20/2019 - 12/15/2021 (c)	33	38
12.000% due 09/15/2013 - 06/15/2015	4	4
Small Business Administration
7.449% due 08/01/2010	3,362	3,774
7.970% due 01/25/2025	811	891

Total U.S. Government Agencies (Cost $673,354)		692,719

Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. TREASURY OBLIGATIONS 6.6%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007 (d)	16,129	17,780
3.875% due 01/15/2009	32,857	38,179
4.250% due 01/15/2010	3,192	3,827
3.500% due 01/15/2011	15,320	17,872
3.375% due 01/15/2012	1,356	1,581
3.000% due 07/15/2012	32,853	37,405
1.875% due 07/15/2013	1,311	1,366
3.875% due 04/15/2029	30,525	42,125
U.S. Treasury Note
4.000% due 02/15/2014	1,200	1,216

Total U.S. Treasury Obligations (Cost $149,527)		161,351

MORTGAGE-BACKED SECURITIES 2.4%
Bear Stearns Adjustable Rate Mortgage Trust
6.052% due 08/25/2032 (a)	218	219
5.168% due 04/25/2033 (a)	6,368	6,470
Chase Mortgage Finance Corp.
6.220% due 12/25/2029 (a)	522	524
COMM Mortgage Trust
6.145% due 05/15/2032	2,156	2,283
CS First Boston Mortgage Securities Corp.
6.248% due 04/25/2032 (a)	509	521
6.187% due 06/25/2032 (a)	6,923	7,066
DLJ Mortgage Acceptance Corp.
11.000% due 08/01/2019	39	44
GSMPS Mortgage Loan Trust
7.000% due 07/25/2043	14,210	15,284
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	108	120
Indymac Adjustable Rate Mortgage Trust
6.567% due 01/25/2032 (a)	573	584
Merrill Lynch Mortgage Investors, Inc.
1.390% due 01/20/2030 (a)	1,069	1,070
Nationslink Funding Corp.
1.442% due 11/10/2030 (a)	803	804
6.654% due 11/10/2030	2,936	3,094
Prime Mortgage Trust
1.490% due 02/25/2019 (a)	1,235	1,238
1.490% due 02/25/2034 (a)	5,388	5,400
Structured Asset Mortgage Investments, Inc.
6.510% due 03/25/2032 (a)	56	57
1.420% due 09/19/2032 (a)	5,483	5,465
Structured Asset Securities Corp.
6.250% due 01/25/2032	1,895	1,972
6.131% due 02/25/2032 (a)	593	606
1.380% due 01/25/2033 (a)	1,740	1,742
Washington Mutual Mortgage Securities Corp.
5.175% due 10/25/2032 (a)	3,914	4,002

Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
Wells Fargo Mortgage-Backed Securities Trust
6.356% due 10/25/2031 (a)	909	912

Total Mortgage-Backed Securities (Cost $58,917)		59,477

ASSET-BACKED SECURITIES 1.7%
Amortizing Residential Collateral Trust
1.360% due 06/25/2032 (a)	8,442	8,429
Bayview Financial Acquisition Trust
1.490% due 04/25/2031 (a)	1,136	1,136
Bear Stearns Asset-Backed Securities, Inc.
1.540% due 03/25/2043 (a)	9,080	9,107
Conseco Finance Corp.
7.890% due 07/15/2018	1	1
8.170% due 12/15/2025	5,407	5,553
EMC Mortgage Loan Trust
1.460% due 05/25/2040 (a)	8,500	8,531
Home Equity Asset Trust
1.550% due 05/25/2033 (a)	1,344	1,352
Irwin Home Equity Loan Trust
1.380% due 06/25/2029 (a)	1,384	1,387
Morgan Stanley Dean Witter Capital I, Inc.
1.420% due 07/25/2032 (a)	3,358	3,368
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013 (a)	3,761	3,782

Total Asset-Backed Securities (Cost $42,409)		42,646

PREFERRED SECURITY 0.7%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)	1,568	16,699

Total Preferred Security (Cost $16,522)		16,699

SHORT-TERM INSTRUMENTS 51.7%
	Principal Amount (000s)
Certificates of Deposit 3.9%
Chase Manhattan Bank USA
1.030% due 05/28/2004	$48,000	48,000
Citibank New York N.A.
1.040% due 05/05/2004	8,200	8,200
1.040% due 06/04/2004	40,500	40,425
1.030% due 06/10/2004	100	100

		96,725

Commercial Paper 33.5%
Altria Group, Inc.
1.800% due 10/29/2004	3,400	3,379
Fannie Mae
1.075% due 04/01/2004	11,300	11,300

Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.060% due 04/06/2004	14,100	14,098
1.000% due 04/14/2004	30,000	29,989
1.015% due 05/05/2004	50,000	49,952
1.005% due 05/19/2004	42,600	42,543
1.010% due 05/26/2004	72,900	72,789
0.990% due 06/02/2004	12,300	12,278
1.010% due 06/02/2004	24,300	24,256
1.010% due 06/09/2004	10,500	10,479
1.000% due 06/23/2004	16,300	16,261
1.010% due 06/23/2004	41,400	41,301
1.020% due 06/30/2004	24,300	24,237
1.000% due 07/01/2004	18,400	18,352
1.010% due 07/01/2004	20,000	19,947
Federal Home Loan Bank
0.900% due 04/01/2004	20,000	20,000
0.995% due 04/12/2004	3,500	3,499
0.999% due 04/21/2004	21,800	21,788
1.000% due 04/23/2004	53,300	53,267
1.005% due 04/28/2004	11,700	11,691
1.015% due 05/07/2004	20,000	19,980
1.010% due 05/26/2004	60,600	60,507
1.000% due 05/28/2004	15,200	15,176
Freddie Mac
1.000% due 04/20/2004	87,900	87,854
1.020% due 04/27/2004	52,900	52,861
1.040% due 05/03/2004	28,200	28,174
1.005% due 05/25/2004	24,300	24,263
0.995% due 06/15/2004	8,800	8,781
1.000% due 06/15/2004	900	898
General Electric Capital Corp.
1.040% due 05/11/2004	20,000	19,977

		819,877

Repurchase Agreements 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 1.875% due 02/15/2005 valued at $4,251. Repurchase proceeds are $4,167.)	4,167	4,167

U.S. Treasury Bills 14.1%
1.028% due 01/25/2001-06/17/2004 (c)(d)(e)	346,000	345,539

Total Short-Term Instruments (Cost $1,266,423)		1,266,308

Total Investments (Cost $2,453,473)	101.8%	$2,493,170

Written Options (h) (Premiums $4,016)	(0.2)%	(3,740)

Other Assets and Liabilities (Net)	(1.6)%	(39,454)

Schedule of Investments

Total Return Fund II

March 31, 2004

	Principal Amount (000s)	Value (000s)
Net Assets	100.0%	$2,449,976

See accompanying notes

FA1B

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Security is in default.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Securities with an aggregate market value of $28,706 have been segregated with the custodian to cover margin requirements for the following open futures contracts at :

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2005	379	$564
Eurodollar March Long Futures	03/2006	21	(6)
Eurodollar March Long Futures	03/2008	62	89
Eurodollar June Long Futures	06/2005	437	610
Eurodollar June Long Futures	06/2008	62	84
Eurodollar September Long Futures	09/2005	345	501
Eurodollar September Long Futures	09/2008	62	80
Eurodollar December Long Futures	12/2004	278	560
Eurodollar December Long Futures	12/2005	292	380
Eurodollar December Long Futures	12/2008	62	78
U.S. Treasury 5-Year Note Long Futures	06/2004	1,666	1,312
U.S. Treasury 10-Year Note Long Futures	06/2004	4,624	7,180

			$11,432

(e)	Securities with an aggregate market value of $250 have been pledged as collateral for swap and swaption contracts at March 31, 2004.
(f)	Principal amount of security is adjusted for inflation.
(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized Appreciation
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012. Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$4,100	2

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%. Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004	2,000	0

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%. Counterparty: Bank of America Exp. 07/31/2004	2,000	0

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%. Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	2,700	0

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%. Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	1,500	0

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%. Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	4,900	0

Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR. Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	99,900	3,704

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR. Counterparty: Bank of America Exp. 06/16/2009	156,700	5,829

		$9,535

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note June Futures	$113.000	05/21/2004	11	$15	$33
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	116	117	118
Put - CME Eurodollar June Futures	98.000	06/14/2004	592	390	7

				$522	$158

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	$9,600	$391	$1,155
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	9,600	391	13
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.200	%*	11/02/2004	32,300	1,014	2,386
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.700	%**	11/02/2004	52,300	1,698	28

						$3,494	$3,582

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	6.000	02/15/2026	$60,200	$69,813	$68,386
U.S. Treasury Note	6.250	05/15/2030	9,800	11,835	11,657
U.S. Treasury Note	5.375	02/15/2031	13,700	14,937	15,154

				$96,585	$95,197

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 5.9%

Banking & Finance 3.4%
CIT Group, Inc.
2.440% due 07/30/2004 (a)	$1,300	$1,305
Export-Import Bank Korea
7.100% due 03/15/2007	50	56
Gemstone Investors Ltd.
7.710% due 10/31/2004	1,700	1,704
General Motors Acceptance Corp.
1.401% due 04/05/2004 (a)	3,200	3,200
1.930% due 05/04/2004 (a)	200	200
1.830% due 05/10/2004 (a)	2,900	2,901
1.820% due 05/17/2004 (a)	10,400	10,405
2.370% due 10/20/2005 (a)	400	403
HSBC Capital Funding LP
9.547% due 12/31/2049 (a)	1,200	1,560
KBC Bank Fund Trust III
9.860% due 11/29/2049 (a)	2,100	2,721
Marsh & McLennan Cos., Inc.
6.625% due 06/15/2004	285	288
National Rural Utilities Cooperative Finance Corp.
2.120% due 04/26/2004 (a)	1,000	1,001
Nationwide Mutual Insurance Co.
7.500% due 02/15/2024	155	160
Nordbanken AB
8.950% due 11/29/2049	500	627
Nordea Bank Denmark
1.520% due 05/28/2007 (a)	1,600	1,600
Pemex Project Funding Master Trust
9.125% due 10/13/2010	65	80
7.375% due 12/15/2014	500	559
8.625% due 02/01/2022	145	168
Phoenix Quake Wind Ltd.
3.601% due 07/03/2008 (a)	1,200	1,225
4.651% due 07/03/2008 (a)	300	295
Premium Asset Trust
1.450% due 10/06/2005 (a)	1,200	1,201
Prime Property Funding II
7.000% due 08/15/2004	75	76
Prudential Holdings LLC
8.695% due 12/18/2023	265	349
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	1,196	1,035
Residential Reinsurance Ltd.
6.163% due 06/01/2004 (a)	4,200	4,222
Royal Bank of Scotland PLC
7.648% due 08/31/2049	3,800	4,610
Trinom Ltd.
5.110% due 12/18/2004 (a)	1,000	1,005
UFJ Finance Aruba AEC
6.750% due 07/15/2013	1,300	1,440

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
World Financial Properties
6.950% due 09/01/2013	227	258

		44,654

Industrials 1.6%
Coastal Corp.
9.625% due 05/15/2012	3,000	2,835
Comcast Cable Communications
8.125% due 05/01/2004	800	804
Continental Airlines, Inc.
7.461% due 04/01/2015	50	49
6.900% due 01/02/2018	133	132
6.545% due 02/02/2019	84	83
7.256% due 03/15/2020	553	562
DaimlerChrysler North America Holding Corp.
1.631% due 08/02/2004 (a)	6,000	6,005
Qwest Corp.
8.875% due 06/01/2031	300	314
SR Wind Ltd.
6.380% due 05/18/2005 (a)	2,000	2,045
6.880% due 05/18/2005 (a)	1,000	1,020
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	8,400	7,896
United Airlines, Inc.
6.071% due 03/01/2013	359	325

		22,070

Utilities 0.9%
AEP Texas Central Co.
2.370% due 02/15/2005 (a)	700	701
AT&T Corp.
7.500% due 04/01/2004	200	200
Reliant Energy Resources Corp.
8.125% due 07/15/2005	500	535
Sprint Capital Corp.
6.000% due 01/15/2007	3,600	3,914
6.125% due 11/15/2008	1,740	1,920
TXU Corp.
6.375% due 10/01/2004	1,000	1,025
6.375% due 06/15/2006	3,000	3,251

		11,546

Total Corporate Bonds & Notes (Cost $76,042)		78,270

MUNICIPAL BONDS & NOTES 4.8%
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	2,600	2,605

Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2034	4,085	4,204

Clark County, Nevada General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 06/01/2032	10,000	10,347

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
Connecticut State Student Loan Foundation Revenue Bonds, (GTD Student Loans Insured), Series 1997
1.100% due 06/01/2027 (a)	3,950	3,950
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2003
5.375% due 10/01/2015	3,100	3,522
Energy Northwest Washington Electric Revenue Bonds, Series 2003
5.500% due 07/01/2013	1,500	1,726
5.500% due 07/01/2014	1,300	1,497
Illinois Student Assistance Commission Loan Revenue Bonds, (GTD Student Loans Insured), Series 2003
1.100% due 03/01/2043 (a)	1,100	1,100
Kentucky Higher Education Student Loan Corporate Revenue Bonds, Series 1997
1.100% due 05/01/2027 (a)	2,600	2,600
Lancaster, Pennsylvania School District General Obligation Bonds, (FGIC Insured), Series 2003
5.250% due 05/01/2013	2,000	2,280
Los Gatos Union School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 08/01/2030	700	727
Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2024	4,000	4,148
Missouri Higher Education Loan Authority Revenue Bonds, (GTD Student Loans Insured), Series 2003 (a)
1.078% due 09/01/2043	4,000	4,000
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034	600	622
New York Transitional Finance Authority Revenue Bonds, Series 2003
5.000% due 02/01/2033	1,800	1,863
New York, New York General Obligation Bonds, Series 2003
5.250% due 06/01/2028	2,500	2,628
South Carolina Transportation Infrastructure Bank Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2033	9,900	10,310
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	700	726

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
Wylie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 08/15/2027	4,740	4,890

Total Municipal Bonds & Notes (Cost $62,591)		63,745

U.S. GOVERNMENT AGENCIES 14.9%
Fannie Mae
1.000% due 06/01/2015	14	16
4.201% due 03/01/2033 (a)	198	202
4.750% due 06/18/2007	675	680
5.000% due 10/01/2017 - 11/01/2018 (b)	18,756	19,309
5.500% due 01/01/2017 - 04/15/2034 (b)	41,359	42,830
5.844% due 02/01/2031 (a)	16	17
6.000% due 11/01/2013 - 04/15/2034 (b)	39,072	41,138
6.500% due 01/01/2011 - 10/01/2032 (b)	3,763	3,968
7.000% due 01/01/2018 - 09/25/2021 (b)	540	545
7.500% due 05/01/2011 - 02/01/2027 (b)	982	1,047
8.250% due 07/01/2017	10	11
8.500% due 02/01/2007	5	5
9.000% due 07/01/2005 - 06/01/2025 (b)	4	5
Federal Home Loan Bank
3.625% due 10/15/2004	495	502
5.500% due 03/15/2015	164	166
Federal Housing Administration
7.430% due 11/25/2019 - 01/25/2023 (b)	9,856	10,009
Freddie Mac
3.442% due 12/01/2022 (a)	178	185
3.730% due 04/01/2033 (a)	230	238
4.076% due 08/15/2032 (a)	2,076	2,161
5.000% due 12/01/2017 - 09/01/2018 (b)	4,311	4,440
5.500% due 11/01/2032	391	401
6.000% due 02/01/2016 - 09/01/2016 (b)	3,494	3,648
6.500% due 04/15/2022 (c)	30	1
6.500% due 05/01/2016 - 05/15/2032 (b)	30,393	32,340
7.000% due 11/01/2011 - 02/15/2027 (b)	7,037	7,419
7.500% due 07/01/2011	63	68
7.826% due 07/01/2030 (a)	105	109
8.000% due 02/01/2006 - 01/01/2012 (b)	60	63
Government National Mortgage Association
1.690% due 02/16/2030 (a)	470	474
3.500% due 02/20/2032 (a)	7,855	7,886
4.375% due 06/20/2022 - 01/20/2026 (a)(b)	2,010	2,040
4.625% due 10/20/2024 - 12/20/2026 (a)(b)	1,046	1,073
4.750% due 09/20/2023 - 08/20/2027 (a)(b)	1,068	1,093
5.000% due 07/15/2033	2,230	2,249
6.000% due 01/15/2032	282	294
7.400% due 12/15/2040	6,912	8,059
10.250% due 02/15/2017	556	601

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
Small Business Administration
7.449% due 08/01/2010	1,370	1,538
5.130% due 09/01/2023	1,079	1,123

Total U.S. Government Agencies (Cost $193,617)		197,953

U.S. TREASURY OBLIGATIONS 7.7%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (d)	3,389	3,736
3.875% due 01/15/2009	24,614	28,602
4.250% due 01/15/2010	1,431	1,716
3.500% due 01/15/2011	7,341	8,564
3.375% due 01/15/2012	2,503	2,919
3.000% due 07/15/2012	37,693	42,916
1.875% due 07/15/2013	605	630
3.875% due 04/15/2029	7,322	10,104
U.S. Treasury Notes
6.750% due 05/15/2005	900	956
4.000% due 02/15/2014	1,300	1,317

Total U.S. Treasury Obligations (Cost $94,565)		101,460

MORTGAGE-BACKED SECURITIES 3.9%
Bank of America Mortgage Securities, Inc.
5.707% due 10/20/2032 (a)	1,305	1,343
6.500% due 02/25/2033	1,651	1,738
Bear Stearns Adjustable Rate Mortgage Trust
5.334% due 10/25/2032 (a)	325	330
5.381% due 01/25/2033 (a)	2,385	2,421
5.667% due 01/25/2033 (a)	627	632
4.829% due 12/25/2033 (a)	7,096	7,233
Cendant Mortgage Corp.
1.590% due 01/25/2032 (a)	238	233
CS First Boston Mortgage Securities Corp.
6.168% due 12/25/2031	2,204	2,280
GSMPS Mortgage Loan Trust
7.000% due 07/25/2043	7,038	7,570
Indymac Adjustable Rate Mortgage Trust
6.527% due 01/25/2032 (a)	279	284
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	767	773
Prime Mortgage Trust
1.490% due 02/25/2034 (a)	3,490	3,497
Residential Accredit Loans, Inc.
7.250% due 01/25/2026	141	141
6.500% due 12/25/2028	15,508	15,843
Residential Funding Mortgage Securities I, Inc.
5.604% due 09/25/2032 (a)	525	532
Sequoia Mortgage Trust
1.390% due 08/20/2032 (a)	3,680	3,597
Structured Asset Mortgage Investments, Inc.
6.502% due 06/25/2029 (a)	595	609

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
Structured Asset Securities Corp.
6.089% due 02/25/2032 (a)	277	283
Washington Mutual Mortgage Securities Corp.
5.162% due 10/25/2032 (a)	1,847	1,888
Wells Fargo Mortgage-Backed Securities Trust
6.431% due 10/25/2031 (a)	11	11
6.561% due 10/25/2031 (a)	441	443
5.001% due 09/25/2032 (a)	350	356

Total Mortgage-Backed Securities (Cost $51,210)		52,037

ASSET-BACKED SECURITIES 2.1%
ACE Securities Corp.
1.430% due 06/25/2032 (a)	599	601
Amortizing Residential Collateral Trust
1.350% due 09/25/2030 (a)	299	299
Bayview Financial Acquisition Trust
1.490% due 04/25/2031 (a)	598	598
Bear Stearns Asset-Backed Securities, Inc.
1.540% due 07/25/2033 (a)	3,930	3,942
CDC Mortgage Capital Trust
1.380% due 08/25/2032 (a)	1,696	1,699
Citibank Credit Card Issuance Trust
6.900% due 10/15/2007	380	410
6.875% due 11/16/2009	240	274
Home Equity Asset Trust
1.550% due 05/25/2033 (a)	733	738
Household Mortgage Loan Trust
1.390% due 05/20/2032 (a)	738	740
MBNA Master Credit Card Trust USA
7.350% due 07/16/2007	300	316
5.900% due 08/15/2011	300	337
7.800% due 10/15/2012	200	246
SLM Student Loan Trust
1.095% due 03/15/2028	12,000	12,007
1.110% due 06/17/2030	4,900	4,903

Total Asset-Backed Securities (Cost $27,068)		27,110

SOVEREIGN ISSUES 3.2%
Republic of Brazil
2.000% due 04/15/2006 (a)	4,864	4,776
11.500% due 03/12/2008	1,400	1,593
2.062% due 04/15/2009 (a)	1,359	1,280
11.000% due 01/11/2012	600	671
8.000% due 04/15/2014	985	967
11.000% due 08/17/2040	6,400	6,867
Republic of Chile
5.500% due 01/15/2013	200	212
Republic of Panama
9.625% due 02/08/2011	3,980	4,756
9.375% due 07/23/2012	1,050	1,247
9.375% due 01/16/2023	3,260	3,692
8.875% due 09/30/2027	900	981

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)		Value (000s)
Republic of Peru
9.125% due 02/21/2012		1,800	2,048
5.000% due 03/07/2017 (a)		228	212
United Mexican States
9.875% due 02/01/2010		700	902
8.375% due 01/14/2011		1,130	1,378
6.375% due 01/16/2013		1,420	1,541
8.125% due 12/30/2019		300	357
8.000% due 09/24/2022		400	463
8.300% due 08/15/2031		6,400	7,536
United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)		26,150	131
0.000% due 06/30/2005 (a)		26,150	523
0.000% due 06/30/2006 (a)		16,950	254
0.000% due 06/30/2007 (a)		16,950	170

Total Sovereign Issues (Cost $36,664)			42,557

FOREIGN CURRENCY-DENOMINATED ISSUES (k)(l) 1.8%
Halifax Group Euro Finance
7.627% due 12/29/2049 (a)	EC	7,800	11,548
KBC Bank Fund Trust III
6.875% due 06/30/2049		3,000	4,170
Republic of Germany
5.250% due 07/04/2010		2,200	2,986
5.250% due 01/04/2011		4,100	5,572

Total Foreign Currency-Denominated Issues (Cost $20,333)			24,276

PREFERRED SECURITY 0.7%
	Shares
DG Funding Trust
3.413% due 12/29/2049 (a)		797	8,488

Total Preferred Security (Cost $8,398)			8,488

PREFERRED STOCK 0.5%
Centaur Funding Corp.
9.080% due 04/21/2020		125	163
Northern Rock PLC
8.000% due 12/31/2049		260,000	6,506

Total Preferred Stock (Cost $6,716)			6,669

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 57.6%

Certificates of Deposit 3.9%
Chase Manhattan Bank USA
1.030% due 05/28/2004	$25,500	25,500
Citibank New York N.A.
1.040% due 06/04/2004	25,400	25,353
1.030% due 06/10/2004	400	399

		51,252

Commercial Paper 43.8%
Anz (Delaware), Inc.
1.040% due 05/12/2004	5,800	5,793
CBA (de) Finance
1.030% due 04/13/2004	6,700	6,698
Danske Corp.
1.025% due 05/19/2004	15,500	15,479
1.025% due 06/21/2004	21,500	21,450
1.025% due 06/22/2004	2,900	2,893
European Investment Bank
1.020% due 04/15/2004	6,400	6,397
1.015% due 06/15/2004	4,200	4,191
Fannie Mae
1.060% due 04/06/2004	38,500	38,494
1.080% due 04/07/2004	6,800	6,799
1.020% due 05/05/2004	4,500	4,496
1.020% due 05/12/2004	29,700	29,666
1.010% due 05/19/2004	22,300	22,270
1.010% due 05/20/2004	13,300	13,282
1.010% due 05/26/2004	4,700	4,693
1.010% due 06/02/2004	6,100	6,089
1.010% due 06/23/2004	13,300	13,268
1.010% due 07/01/2004	20,100	20,047
1.030% due 07/01/2004	12,800	12,766
1.010% due 07/20/2004	1,400	1,396
Federal Home Loan Bank
1.010% due 04/16/2004	3,500	3,499
Freddie Mac
1.000% due 04/13/2004	1,700	1,699
1.020% due 04/13/2004	22,600	22,592
1.010% due 04/20/2004	45,400	45,376
1.040% due 05/03/2004	7,100	7,093
1.015% due 05/11/2004	35,000	34,961
1.010% due 05/18/2004	24,600	24,568
1.010% due 05/25/2004	9,033	9,019
1.010% due 06/01/2004	21,800	21,762
1.010% due 06/15/2004	2,200	2,195
1.010% due 07/15/2004	8,900	8,873
HBOS Treasury Services PLC
1.040% due 04/28/2004	4,700	4,696
1.050% due 05/04/2004	15,000	14,986
1.040% due 05/17/2004	4,300	4,294
1.030% due 06/24/2004	4,300	4,290
KFW International Finance, Inc.
1.015% due 06/01/2004	6,200	6,189
1.015% due 06/10/2004	31,000	30,937

Schedule of Investments

Total Return Fund III

March 31, 2004

	Principal Amount (000s)	Value (000s)
Rabobank USA Financial Corp.
1.045% due 06/15/2004	1,000	998
Royal Bank of Scotland PLC
1.030% due 04/27/2004	1,200	1,199
1.025% due 05/04/2004	3,400	3,397
1.040% due 05/04/2004	15,000	14,986
1.035% due 05/10/2004	13,500	13,485
UBS Finance, Inc.
1.095% due 04/01/2004	5,100	5,100
1.030% due 04/13/2004	9,800	9,797
1.030% due 06/07/2004	17,900	17,865
1.020% due 06/16/2004	900	898
1.020% due 06/24/2004	800	798
Westpac Capital Corp.
1.020% due 06/04/2004	22,900	22,858
1.030% due 07/16/2004	5,600	5,583

		580,160

Repurchase Agreement 0.5%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Federal Home Loan Bank 2.625% due 05/15/2007 valued at $7,408. Repurchase proceeds are $7,259.)	7,259	7,259

U.S. Treasury Bills 9.4%
0.714% due 04/15/2004-06/17/2004 (b) (d) (f)	124,785	124,653

Total Short-Term Instruments (Cost $763,387)		763,324

Total Investments (Cost $1,340,591)	103.1%	$1,365,889

Written Options (h) (Premiums $2,855)	(0.2)%	(2,510)

Other Assets and Liabilities (Net)	(2.9)%	(38,144)

Net Assets	100.0%	$1,325,235

See accompanying notes

PC1H

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.
(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(c)	Interest only security.
(d)	Securities with an aggregate market value of $7,870 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation
Euribor Written Put Options Strike @ 97.500	09/2004	48	$14
Euribor Written Put Options Strike @ 97.000	12/2004	47	46
Euro-Bobl 5-Year Note Long Futures	06/2004	283	394
Euro-Bund 10-Year Note Long Futures	06/2004	80	141
Euribor June Long Futures	06/2005	334	498
Euribor September Long Futures	09/2005	321	374
Euribor December Long Futures	12/2005	509	309
Eurodollar March Long Futures	03/2005	74	116
Eurodollar March Long Futures	03/2008	27	39
Eurodollar June Long Futures	06/2005	90	127
Eurodollar June Long Futures	06/2008	27	37
Eurodollar September Long Futures	09/2005	49	73
Eurodollar September Long Futures	09/2008	27	35
Eurodollar December Long Futures	12/2004	89	148
Eurodollar December Long Futures	12/2005	58	95
Eurodollar December Long Futures	12/2008	27	34
U.S. Treasury 5-Year Note Long Futures	06/2004	505	377
U.S. Treasury 10-Year Note Long Futures	06/2004	2,080	3,218

			$6,075

(e)	Principal amount of security is adjusted for inflation.
(f)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $749 as of March 31, 2004.

(g)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: UBS Warburg LLC Exp. 06/16/2011	BP	6,900	9
Receive a fixed rate equal to 5.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/16/2011		3,900	0
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2017		1,300	(12)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017		600	(5)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017		3,300	(13)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032		11,700	(31)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/15/2032		600	(2)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/15/2007	EC 20,100	379
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/21/2007	35,400	362
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Citibank N.A., London Exp. 06/17/2008	14,400	23
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2008	11,900	(26)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/17/2010	4,400	(25)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/17/2010	26,700	(120)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Barclays Bank PLC Exp. 06/17/2010	8,200	(39)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2017	1,000	23
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/15/2017	7,400	165

Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/15/2032	21,200	318
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/15/2032	900	(2)
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/19/2004	$1,900	1
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/20/2004	600	1
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004	1,100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	1,100	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 08/01/2004	1,400	0

Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bear Stearns & Co., Inc. Exp. 09/01/2004	800	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/30/2004	2,700	0
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/25/2005	5,000	1
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/30/2005	400	5
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 06/16/2009	27,500	1,019
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month LIBOR.
Counterparty: Bank of America Exp. 06/16/2009	33,100	1,231

		$3,262

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury Note June Futures	$107.000	05/21/2004	170	$117	$11
Put - CBOT U.S. Treasury Note June Futures	109.000	05/21/2004	14	7	2
Put - CBOT U.S. Treasury Note June Futures	110.000	05/21/2004	380	71	65

Call - CBOT U.S. Treasury Note June Futures	113.000	05/21/2004	6	8	18
Call - CBOT U.S. Treasury Note June Futures	114.000	05/21/2004	7	8	16
Call - CBOT U.S. Treasury Note June Futures	115.000	05/21/2004	136	102	210
Call - CBOT U.S. Treasury Note June Futures	116.000	05/21/2004	388	314	394
Put - CME Eurodollar June Futures	98.000	06/14/2004	260	171	3

				$798	$719

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	UBS Warburg LLC	3.750	%**	06/10/2004	$7,000	$52	$75
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%**	10/19/2004	4,600	187	553
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.000	%*	10/19/2004	4,600	187	6
Call - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	5.200	%**	11/02/2004	15,400	484	1,138
Put - OTC 7-Year Interest Rate Swap	Bank of America, N.A.	6.700	%*	11/02/2004	35,400	1,147	19

						$2,057	$1,791

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Bond	6.000	02/15/2026	$7,200	$8,350	$8,179
U.S. Treasury Bond	6.250	05/15/2030	15,400	18,598	18,244
U.S. Treasury Bond	5.375	02/15/2031	6,700	7,305	7,411

				$34,253	$33,834

(j)	Forward foreign currency contracts outstanding at March 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	793	04/2004	$3	$0	$3
Buy		830	05/2004	1	0	1
Buy		900	06/2004	1	0	1

Buy	CP	41,339	04/2004	1	0	1
Buy		188,821	05/2004	0	(1)	(1)
Buy		181,806	06/2004	0	(2)	(2)
Buy	EC	803	04/2004	11	0	11
Sell		21,926	04/2004	161	(1)	160
Buy	H$	2,142	04/2004	0	0	0
Buy		2,172	05/2004	0	0	0
Buy		2,332	06/2004	0	0	0
Buy	IR	20,666	06/2004	18	0	18
Buy	JY	1,803,334	05/2004	1,023	0	1,023
Buy	KW	319,275	04/2004	3	0	3
Buy		325,245	05/2004	3	0	3
Buy		354,000	06/2004	7	0	7
Buy	MP	2,951	05/2004	0	(4)	(4)
Buy		3,363	06/2004	0	(2)	(2)
Buy	PN	953	05/2004	0	0	0
Buy		1,044	06/2004	1	0	1
Buy	RR	7,827	04/2004	0	(1)	(1)
Buy		7,963	05/2004	0	(1)	(1)
Buy		8,562	06/2004	0	0	0
Buy	S$	464	04/2004	2	0	2
Buy		472	05/2004	3	0	3
Buy		511	06/2004	5	0	5
Buy	SR	1,845	05/2004	15	0	15
Buy		2,058	06/2004	20	0	20
Buy	SV	9,045	05/2004	1	0	1
Buy		10,029	06/2004	4	0	4
Buy	T$	9,250	05/2004	2	0	2
Buy		9,963	06/2004	3	0	3

				$1,288	$(12)	$1,276

(k)	Principal amount denoted in indicated currency:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar

IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakiah Koruna
T$	-	Taiwan Dollar

Schedule of Investments

Total Return Mortgage Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
U.S. GOVERNMENT AGENCIES 94.8%
Fannie Mae
0.000% due 07/25/2022 (a)	$75	$64
1.160% due 08/25/2023 (b)	2,224	2,226
1.440% due 11/25/2032 (b)	620	623
1.490% due 04/18/2028 (b)	26	26
2.093% due 04/25/2023 (b)	12	12
2.160% due 07/01/2011 (b)	2,281	2,304
2.865% due 07/01/2011 (b)	949	957
2.980% due 10/01/2011 (b)	945	912
3.500% due 04/01/2026 (b)	14	14
3.913% due 10/01/2028 (b)	22	22
3.946% due 04/01/2007	1,644	1,589
5.000% due 09/01/2018-04/20/2019 (c)	56,704	58,354
5.219% due 11/01/2018 (b)	18	19
5.500% due 05/01/2006-05/13/2034 (c)	81,570	83,567
5.750% due 01/01/2021 (b)	58	60
5.792% due 05/01/2023 (b)	60	62
5.797% due 08/01/2026 (b)	7	7
6.500% due 09/25/2023-04/15/2034 (c)	9,724	10,237
6.500% due 11/25/2022 (d)	218	4
6.900% due 08/25/2011	6	6
7.000% due 09/25/2023	10	10
7.500% due 06/01/2030-08/01/2031 (c)	1,347	1,445
7.750% due 08/25/2022	77	84
9.000% due 01/01/2020	54	60
Federal Housing Administration
7.430% due 06/01/2019-06/01/2022	1,761	1,788
5.022% due 10/25/2022	1,790	1,818
Freddie Mac
3.071% due 02/01/2018 (b)	109	111
3.500% due 12/15/2022	5	6
4.500% due 03/15/2021	10	10
5.000% due 04/15/2034	3,000	3,015
5.500% due 01/01/2018-04/15/2034 (c)	32,163	33,138
6.000% due 06/15/2008-04/15/2034 (c)	4,124	4,285
6.036% due 05/01/2032 (b)	295	302
6.174% due 11/01/2028 (b)	25	26
6.328% due 08/01/2025 (b)	40	41
6.500% due 12/15/2023-03/15/2024 (c)	172	178
6.721% due 07/01/2030 (b)	110	112
8.000% due 06/15/2026	85	91
Government National Mortgage Association
1.290% due 02/16/2032 (b)	2,278	2,279
1.340% due 08/16/2032 (b)	4,017	4,020
4.375% due 03/20/2016-03/20/2027 (b)(c)	346	354
4.625% due 12/20/2021-11/20/2023 (b)(c)	64	65
4.750% due 07/20/2022-08/20/2026 (b)(c)	160	163
5.000% due 07/15/2033-10/15/2033 (c)	1,389	1,401
5.500% due 03/15/2033-04/22/2034 (c)	17,986	18,522
6.500% due 09/15/2032-04/22/2034 (c)	5,035	5,315
7.000% due 05/15/2032	2,229	2,376

Schedule of Investments

Total Return Mortgage Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
7.500% due 05/15/2027-08/15/2027 (c)	13	14

Total U.S. Government Agencies (Cost $240,573)		242,094

MORTGAGE-BACKED SECURITIES 9.4%
Ameriquest Mortgage Securities, Inc.
1.570% due 02/25/2034 (b)	2,305	2,249
Bank of America Mortgage Securities, Inc.
5.736% due 10/20/2032 (b)	397	408
Bank of America Structural Security Trust
1.590% due 10/11/2033 (b)	1,000	979
Bank Trust Mortgage
5.700% due 12/01/2023	397	358
Chevy Chase Funding LLC
1.372% due 01/25/2035 (b)	2,000	1,997
CS First Boston Mortgage Securities Corp.
7.000% due 08/25/2004 (d)	921	18
1.840% due 11/25/2031 (b)	268	259
6.150% due 02/25/2032	8	8
1.437% due 03/25/2032 (b)	559	552
1.666% due 03/25/2032 (b)	585	578
1.530% due 08/25/2032 (b)	1,024	1,026
2.840% due 03/25/2033 (b)(i)	487	472
1.886% due 08/25/2033 (b)	1,329	1,313
Lehman Brothers Floating Rate Commercial Mortgage Trust
2.440% due 11/19/2012 (b)	1,000	1,001
2.740% due 11/19/2012 (b)	1,000	1,001
Mellon Residential Funding Corp.
4.138% due 07/25/2029 (b)	84	85
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	226	228
Prime Mortgage Trust
5.000% due 02/25/2019	2,647	2,701
Sequoia Mortgage Trust
1.470% due 10/20/2027 (b)	845	845
1.430% due 05/20/2032 (b)	753	750
1.390% due 08/20/2032 (b)	800	782
Structured Asset Mortgage Investments, Inc.
1.420% due 09/19/2032 (b)	1,265	1,261
Structured Asset Securities Corp.
6.250% due 04/25/2017	692	709
1.390% due 10/25/2027 (b)	1,084	1,083
1.570% due 03/25/2031 (b)	70	70
1.740% due 08/25/2032 (b)	691	677
1.380% due 01/25/2033 (b)	316	317
1.190% due 04/25/2033 (b)	1,367	1,368
Superannuation Members Home Loans Global Fund
1.365% due 06/15/2026 (b)	70	70
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (b)	392	393
5.530% due 07/25/2032 (b)	314	320

		23,878

Total Mortgage-Backed Securities (Cost $24,057)		23,878

Schedule of Investments

Total Return Mortgage Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
ASSET-BACKED SECURITIES 16.5%
ACE Securities Corp.
1.430% due 06/25/2032 (b)	333	334
Ameriquest Mortgage Securities, Inc.
5.000% due 02/25/2006 (b)	60,844	3,466
1.400% due 05/25/2032 (b)	415	416
1.500% due 03/25/2033 (b)	1,097	1,102
Amortizing Residential Collateral Trust
1.440% due 10/25/2031 (b)	199	200
1.380% due 07/25/2032 (b)	804	806
CDC Mortgage Capital Trust
1.380% due 08/25/2032 (b)	540	541
Centex Home Equity Loan Trust
1.390% due 01/25/2032 (b)	259	260
1.350% due 04/25/2032 (b)	467	467
Chase Credit Card Master Trust
1.430% due 09/15/2006 (b)	4,600	4,604
Chase Funding Loan Acquisition Trust
1.330% due 04/25/2031 (b)	250	250
CIT Group Home Equity Loan Trust
1.180% due 07/20/2018 (b)	615	616
1.360% due 06/25/2033 (b)	862	863
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	2,300	1,956
Countrywide Asset-Backed Certificates
1.190% due 11/25/2023 (b)	2,000	2,000
1.350% due 05/25/2032 (b)	355	355
Credit-Based Asset Servicing & Securitization LLC
1.410% due 06/25/2032 (b)	426	427
EMC Mortgage Loan Trust
1.840% due 08/25/2040 (b)	1,150	1,161
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (b)	1,971	2,012
Fremont Home Loan Trust
1.430% due 02/25/2033 (b)	1,663	1,666
Home Equity Asset Trust
1.390% due 11/25/2032 (b)	379	380
Household Mortgage Loan Trust
1.390% due 05/20/2032 (b)	388	390
Irwin Home Equity Loan Trust
1.380% due 06/25/2029 (b)	355	356
Long Beach Mortgage Loan Trust
1.410% due 05/25/2032 (b)	1,421	1,424
MLCC Mortgage Investors, Inc.
1.470% due 03/15/2025 (b)	121	121
MMCA Automobile Trust
3.670% due 07/17/2006	1,329	1,338
Morgan Stanley Dean Witter Capital I, Inc.
1.460% due 07/25/2030 (b)	277	278

Schedule of Investments

Total Return Mortgage Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
1.420% due 07/25/2032 (b)	799	802
1.510% due 11/25/2032 (b)	1,065	1,071
Renaissance Home Equity Loan Trust
1.470% due 12/25/2032 (b)	1,286	1,285
1.530% due 08/25/2033 (b)	2,698	2,713
Residential Asset Mortgage Products, Inc.
1.641% due 04/25/2034 (b)	1,934	1,946
Specialty Underwriting & Residential Finance
1.430% due 01/25/2034 (b)	2,023	2,026
Structured Asset Investment Loan Trust
1.220% due 07/25/2033 (b)	451	451
Terwin Mortgage Trust
1.670% due 09/25/2033 (b)	1,641	1,642
2.000% due 03/25/2035	2,373	2,373

Total Asset-Backed Securities (Cost $42,081)		42,098

SHORT-TERM INSTRUMENTS 22.6%

Commercial Paper 19.2%
Anz (Delaware), Inc.
1.030% due 06/22/2004	4,100	4,090
Barclays U.S. Funding Corp.
1.020% due 05/24/2004	600	599
Fannie Mae
1.000% due 07/01/2004	3,487	3,478
1.010% due 07/01/2004	2,600	2,593
1.030% due 07/01/2004	300	299
General Electric Capital Corp.
1.040% due 07/08/2004	7,000	6,980
HBOS Treasury Services PLC
1.030% due 06/21/2004	7,000	6,984
KFW International Finance, Inc.
1.015% due 06/08/2004	7,000	6,986
Pfizer, Inc.
1.010% due 06/15/2004	7,000	6,985
Royal Bank of Scotland PLC
1.020% due 04/27/2004	2,000	1,999
UBS Finance, Inc.
1.025% due 06/23/2004	7,000	6,983
Westpac Capital Corp.
1.030% due 07/12/2004	1,100	1,097

		49,073

Repurchase Agreement 0.2%
State Street Bank
0.800% due 04/01/2004 (Dated 03/31/2004. Collateralized by Freddie Mac 5.250% due 01/15/2006 valued at $649. Repurchase proceeds are $632.)	632	632

U.S. Treasury Bills 3.2%
1.009% due 04/29/2004-06/17/2004 (c)(e)	8,050	8,042

Total Short-Term Instruments (Cost $57,749)		57,747

Schedule of Investments

Total Return Mortgage Fund

March 31, 2004

	Principal Amount (000s)	Value (000s)
Total Investments	143.3%	$365,817
(Cost $364,460)

Written Options (h)	(0.2)%	(540)
(Premiums $578)

Other Assets and Liabilities (Net)	(43.1)%	(110,052)

Net Assets	100.0%	$255,225

See accompanying notes

PC2H

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Principal only security.
(b)	Variable rate security.
(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(d)	Interest only security.
(e)	Securities with an aggregate market value of $499 have been pledged as collateral for swap and swaption contracts at March 31,2004.
(f)	Swap agreements outstanding at March 31, 2004:

Type	Notional Amount	Unrealized (Depreciation)
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.560%.
Counterparty: Bear Stearns & Co., Inc. Exp. 04/01/2004	$5,000	0
Receive total return on Lehman Commercial Mortgage-Backed Securities Index and pay a floating rate based on 1-month LIBOR less 0.650%.
Counterparty: Bank of America Exp. 07/31/2004	3,100	0
Receive floating rate based on 3-month LIBOR with 6.940% interest rate cap and paid a premium amount of $119.
Counterparty: Lehman Brothers, Inc. Exp. 07/01/2011	3,000	(47)
The Fund paid initial exchange amount of $900 and receives interest and paydown on FFCA Secured Lending Corp. 8.180% due 09/18/2027.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/18/2027	3,000	(36)

		$(83)

(g)	Short sales open at March 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
Fannie Mae	6.000	04/15/2034	$4,000	$4,164	$4,153
Fannie Mae	5.000	05/13/2034	5,000	5,006	5,030
Fannie Mae	6.000	05/13/2034	10,000	10,391	10,374

				$19,561	$19,557

(h)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/31/2005	$20,000	$336	$395
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	7.000	%*	10/31/2005	20,000	242	145

						$578	$540

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	The aggregate value of fair valued securities is $472, which is 0.18% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10.	Controls and Procedures.

(a) The principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to PIMCO Funds: Pacific Investment Management Series is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 11.	Exhibits.

(a) Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds: Pacific Investment Management Series

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	June 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	June 8, 2004

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	June 8, 2004

Exhibit 99.CODE

PIMCO FUNDS:

CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY

ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL

OFFICERS

November 18, 2003

I.	Covered Officers/Purpose of the Code

This Code of Ethics (this “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 has been adopted by the registered investment companies (each a “Fund” and, collectively, the “Funds”) listed on Exhibit A and applies to each Fund’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers” each of whom is identified in Exhibit B) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC’) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to conflicts of interest.

II.	Covered Officers Should Handle Ethically Any Actual or Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the relevant Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of the Covered Officer’s family, receives improper personal benefits as a result of the Covered Officer’s position with the relevant Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and the relevant Fund and already are subject to conflict of interest provisions and procedures in the Investment Company Act of 1940 (including the regulations thereunder, the “1940 Act”) and the Investment Advisers Act of 1940 (including the regulations thereunder, the “Investment Advisers Act”). Indeed, conflicts of interest are endemic for certain registered management investment companies and those conflicts are both substantially and procedurally dealt with under the 1940 Act. For example, Covered Officers may not engage in certain transactions with a Fund because of their status as “affiliated persons” of such Fund. The compliance program of each Fund and the compliance programs of its investment advisers (including sub-advisers), principal underwriter and administrator or sub-administrator (each a “Service Provider” and, collectively, the “Service Providers”) are reasonably designed to prevent, or identify and correct, violations of many of those provisions, although they are not designed to provide absolute assurance as to those matters. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code. See also Section V of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Service Providers of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether for the Funds or for a Service Provider, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Service Providers and the Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationships between the Funds and their Service Providers and is consistent with the performance by the Covered Officers of their duties as officers of the relevant Fund. Thus, if performed in conformity with the provisions of the 1940 Act, the Investment Advisers Act, other applicable law and the relevant Fund’s constitutional documents, such activities will be deemed to have been handled ethically. Frequently, the 1940 Act establishes, as a mechanism for dealing with conflicts, disclosure to and approval by the Directors/Trustees of a Fund who are not “interested persons” of such Fund under the 1940 Act. In addition, it is recognized by the Funds’ Boards of Directors /Trustees (“Boards’) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes and that such service, by itself, does not give rise to a conflict of interest.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not the subject of provisions of the 1940 Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should bear in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the relevant Fund, unless the personal interest has been disclosed to and approved by other officers of such Fund or such Fund’s Board or a committee of such Fund’s Board that has no such personal interest.

*            *             *             *

Each Covered Officer must not:

•	use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the relevant Fund whereby the Covered Officer would benefit personally to the detriment of such Fund;

•	cause the relevant Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit such Fund; or

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•	retaliate against any other Covered Officer or any employee of the Funds or their Service Providers for reports of potential violations that are made in good faith.

There are some conflict of interest situations that should always be approved by the President of the relevant Fund (or, with respect to activities of the President, by the Chairman of the relevant Fund). These conflict of interest situations are listed below:

•	service on the board of directors or governing board of a publicly traded entity;

•	acceptance of any investment opportunity or of any material gift or gratuity from any person or entity that does business, or desires to do business, with the relevant Fund. For these purposes, material gifts do not include (i) gifts from a single giver so long as their aggregate annual value does not exceed the equivalent of $500.00 or (ii) attending business meals, business related conferences, sporting events and other entertainment events at the expense of a giver, so long as the expense is reasonable and both the Covered Person and the giver are present.[1]

•	any ownership interest in, or any consulting or employment relationship with, any entities doing business with the relevant Fund, other than a Service Provider or an affiliate of a Service Provider. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the outstanding securities of the relevant class.

•	a direct or indirect financial interest in commissions, transaction charges or spreads paid by the relevant Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment with a Service Provider or its affiliate. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the particular class of security outstanding.

III.	Disclosure and Compliance

•	No Covered Officer should knowingly misrepresent, or cause others to misrepresent, facts about the relevant Fund to others, whether within or outside such Fund, including to such Fund’s Board and auditors, and to governmental regulators and self-regulatory organizations;

•	each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the Service Providers or with counsel to the Funds with the goal of promoting full, fair, accurate, timely and understandable disclosure in the registration statements or periodic reports that the Funds file with, or submit to, the SEC (which, for sake of clarity, does not

[1]	The $500.00 threshold is based upon the PIMCO Code of Ethics.

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include any sales literature, omitting prospectuses, or “tombstone” advertising prepared by the relevant Fund’s principal underwriter(s)); and

•	it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the relevant Fund that he has received, read, and understands the Code;

•	provide full and fair responses to all questions asked in any Trustee and Officer Questionnaire provided by the relevant Fund as well as with respect to any supplemental request for information; and

•	notify the President of the relevant Fund promptly if he is convinced to a moral certainty that there has been a material violation of this Code (with respect to violations by a President, the Covered Officer shall report to the Chairman of the relevant Fund).

The President of each Fund is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the President will be considered by the Chairman of the relevant Fund.

The Funds will follow these procedures in investigating and enforcing this Code:

•	the President will take all appropriate action to investigate any potential material violations reported to him, which actions may include the use of internal or external counsel, accountants or other personnel;

•	if, after such investigation, the President believes that no material violation has occurred, the President is not required to take any further action;

•	any matter that the President believes is a material violation will be reported to the Committee;

•	if the Committee concurs that a material violation has occurred, it will

•	inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to applicable policies and procedures; notification to appropriate personnel of a Service Provider or its board; or a recommendation to dismiss the Covered Officer;

•	the Committee will be authorized to grant waivers, as it deems appropriate; and

4

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds or the Funds’ Service Providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. The Funds’ and their Service Providers’ codes of ethics under Rule 17j-1 under the 1940 Act and the Service Providers’ more detailed compliance policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.	Amendments

Any material amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board.

VII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone except as permitted by the Board.

VIII.	Internal Use

The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion.

Date:          November 18, 2003

5

Exhibit A

Registered Investment Companies

PIMCO Funds: Pacific Investment Management Series (“PIMS”)

PIMCO Variable Insurance Trust (“PVIT”)

PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”)

6

Exhibit B

Persons Covered by this Code of Ethics

Trust	Principal Executive Officer	Principal Financial Officer	Principal Accounting Officer
PIMS	R. Wesley Burns	John P. Hardaway	John P. Hardaway
PVIT	R. Wesley Burns	John P. Hardaway	John P. Hardaway
PCM	R. Wesley Burns	John P. Hardaway	John P. Hardaway

Note that a listed officer is only a “Covered Officer” of the Fund(s) for which he or she serves as a Principal Executive Officer, Principal Financial Officer or Principal Accounting Officer.

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